Filed with the Securities and Exchange Commission on April 20, 2016

REGISTRATION NO. 333-96577

INVESTMENT COMPANY ACT NO. 811-5438

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM N-4

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REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 62

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 201

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PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

(Exact Name of Registrant)

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

(Name of Depositor)

ONE CORPORATE DRIVE

SHELTON, CONNECTICUT 06484

(203) 926-1888

(Address and telephone number of Depositor's principal executive offices)

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J. MICHAEL LOW, ESQ

LEWIS BRISBOIS BISGAARD & SMITH LLP

PHOENIX PLAZA TOWER II, 2929 NORTH CENTRAL AVENUE, SUITE 1700

PHOENIX, ARIZONA 85012

(602) 385-7854

(Name, address and telephone number of agent for service)

COPIES TO:

WILLIAM J. EVERS

VICE PRESIDENT

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

ONE CORPORATE DRIVE

SHELTON, CONNECTICUT 06484

(973) 802-3716

Approximate Date of Proposed Sale to the Public: Continuous

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It is proposed that this filing become effective: (check appropriate space)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on April 29, 2016 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[ ] on______ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.

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PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

A Prudential Financial Company

One Corporate Drive, Shelton, Connecticut 06484

ADVANCED SERIES ADVISOR PLANSM III (“ASAP IIISM”)

ADVANCED SERIES APEX IISM (“APEX IISM”)

ADVANCED SERIES XTRA CREDIT SIXSM (“ASXT6SM”) OR (“XT6”)

ADVANCED SERIES LIFEVEST IISM (“ASL IISM”)

Flexible Premium Deferred Annuities

PROSPECTUS: APRIL 29, 2016

This prospectus describes four different flexible premium deferred annuities (the “Annuities” or the “Annuity”) issued by Prudential Annuities Life Assurance Corporation (“Prudential Annuities®”, “we”, “our”, or “us”). If you are receiving this prospectus, it is because you currently own one of these Annuities. These Annuities are no longer offered for new sales. These Annuities were offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional’s decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity is sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not offer all the Annuities described in this prospectus and/or may impose restrictions on the availability of the Annuity based on certain criteria. Please speak to your Financial Professional for further details. Each annuity or certain of its investment options and/or features may not be available in all states. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix G. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Prudential Annuities. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the XT6 annuity grants credits with respect to your purchase payments, the expenses of the XT6 annuity may be higher than expenses for an annuity without a credit. In addition, the amount of the credits that you receive under the XT6 annuity may be more than offset over time by the additional fees and charges associated with the credit.

THE SUB-ACCOUNTS

Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Prudential Annuities Life Assurance Corporation Variable Account B is a separate account of Prudential Annuities, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of the following underlying mutual funds are being offered: AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Advanced Series Trust, Nationwide Variable Insurance Trust, ProFunds VP, The Prudential Series Fund, and Wells Fargo Variable Trust. See the following page for the complete list of Sub-accounts.

PLEASE READ THIS PROSPECTUS

Please read this prospectus and the current prospectuses for the underlying mutual funds. Keep them for future reference.

Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect a living benefit, a Return of Purchase Payments Death Benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.

AVAILABLE INFORMATION

We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below—see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How to Contact Us” later in this prospectus for our Service Office Address.

In compliance with U.S. law, Prudential Annuities Life Assurance Corporation delivers this prospectus to current contract owners that reside outside of the United States.

These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ADVANCED SERIES ADVISOR PLANSM III, APEX IISM, XTRA CREDIT(R) AND LIFEVEST IISM ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 or WWW.PRUDENTIAL.ANNUITIES.COM

Prospectus Dated: April 29, 2016 COREPROS	Statement of Additional Information Dated: April 29, 2016 ASAP3SAI, APEX2SAI, XT6SAI, ASL2SAI

INVESTMENT OPTIONS

Please note that you may not allocate Purchase Payments to the AST Investment Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond Portfolio 2025)

Advanced Series Trust

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST AQR Emerging Markets Equity Portfolio

AST AQR Large-Cap Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock iShares ETF Portfolio

AST BlackRock Low Duration Bond Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST Bond Portfolio 2016

AST Bond Portfolio 2017

AST Bond Portfolio 2018

AST Bond Portfolio 2019

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Boston Partners Large-Cap Value Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Quantitative Portfolio[1]

AST Global Real Estate Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Herndon Large-Cap Value Portfolio

AST High Yield Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST Investment Grade Bond Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan International Equity Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Money Market Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST New Discovery Asset Allocation Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA Emerging Markets Equity Portfolio

AST QMA Large-Cap Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

AIM Variable Insurance Funds

(Invesco Variable Insurance Funds)

Invesco V.I. Diversified Dividend Fund — Series I shares

Invesco V.I. Global Health Care Fund — Series I shares

Invesco V.I. Mid Cap Growth Fund — Series I shares

Invesco V.I. Technology Fund — Series I shares

Nationwide Variable Insurance Trust

NVIT Developing Markets Fund

ProFunds VP

Access VP High Yield

Asia 30

Banks

Basic Materials

Bear

Biotechnology

Bull

Consumer Goods

Consumer Services

Europe 30

Financials

Health Care

Industrials

Internet

Japan

Large-Cap Growth

Large-Cap Value

Mid-Cap Growth

Mid-Cap Value

NASDAQ-100

Oil & Gas

Pharmaceuticals

Precious Metals

Real Estate

Rising Rates Opportunity

Semiconductor

Short Mid-Cap

Short NASDAQ-100

Short Small-Cap

Small-Cap Growth

Small-Cap Value

Technology

Telecommunications

U.S. Government Plus

UltraBull

UltraMid-Cap

UltraNASDAQ-100

UltraSmall-Cap

Utilities

The Prudential Series Fund

SP International Growth*

Wells Fargo Variable Trust

Wells Fargo VT International Equity — Class 1

Wells Fargo VT Omega Growth — Class 1

Wells Fargo VT Small Cap Growth — Class 1

[1] Pyramis is a registered service mark of FMR LLC. Used with permission.

*No longer offered for new investment. See description regarding the Portfolio in “Investment Options.”

(i)

(ii)

(iii)

GLOSSARY OF TERMS

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

Account Value: The value of each allocation to a Sub-account (also referred to as a “variable investment option”) plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge (“CDSC” or “surrender charge”) and/or, unless the Account Value is being calculated on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. With respect to XT6, the Account Value includes any Credits we applied to your purchase payments that we are entitled to take back under certain circumstances. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

Adjusted Purchase Payments: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.

Annual Income Amount: This is the annual amount of income you are eligible for life under the optional benefits.

Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner’s or Annuitant’s 95th birthday and (b) the fifth anniversary of the Issue Date, whichever occurs first. With respect to Annuities issued prior to November 20, 2006, please see the section of this Prospectus entitled “How and When Do I Choose the Annuity Payment Option?”.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Beneficiary Annuity: If you are a beneficiary of an annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus, you may transfer the proceeds of the decedent’s annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity.

Benefit Fixed Rate Account: A fixed investment option that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Combination 5% Roll-Up And HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on purchase payments adjusted for withdrawals.

Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a “contingent” charge because it can be imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. The amount and duration of the CDSC varies among ASAP III, APEX II and XT6. There is no CDSC for ASL II. See “Summary of Contract Fees and Charges” for details on the CDSC for each Annuity.

DCA Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Fixed Rate Option are not subject to any Market Value Adjustment. We no longer offer our 6 or 12 Month DCA Program.

Enhanced Beneficiary Protection Death Benefit: An Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. We no longer offer the Enhanced Beneficiary Protection Death Benefit.

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Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income (“Excess Income”). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.

Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period. Certain Fixed Allocations are subject to a market value adjustment if you withdraw Account Value prior to the Fixed Allocation’s maturity (MVA Fixed Allocation). We also offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”), and are not subject to any market value adjustment. You may participate in a dollar cost averaging program outside of the 6 or 12 Month DCA Program, where the source of the funds to be transferred is a Fixed Allocation. We no longer offer our 6 or 12 Month DCA Program.

Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your “free look” right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

Good Order: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we use the term “In Writing” to refer to this general requirement.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the “Protected Income Value”), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

Guaranteed Minimum Withdrawal Benefit (GMWB): An optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value. We no longer offer GMWB.

Guaranteed Return Option PlusSM (GRO Plussm)/Guaranteed Return Option Plus 2008SM (GRO Plus 2008)/Guaranteed Return Option (GRO)®/Highest Daily Guaranteed Return Option (Highest Daily GRO)SM/Guaranteed Return OptionSM Plus II (GRO Plus II)SM/Highest DailySM Guaranteed Return OptionSM II (HD GRO II). Each of GRO Plus, GRO Plus 2008, GRO, Highest Daily GRO, GRO Plus II, and HD GRO II is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled “Living Benefits”. Certain of these benefits are no longer available for election.

Highest Anniversary Value Death Benefit (“HAV”): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals. We no longer offer HAV.

Highest Daily Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

Highest Daily Lifetime Seven Income Benefit: An optional benefit for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

Highest Daily Lifetime 7 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefits as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

Highest Daily Lifetime 6 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 6 Plus.

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Highest Daily Value Death Benefit (“HDV”): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

Interim Value: The value of the MVA Fixed Allocations on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the MVA Fixed Allocation plus all interest credited to the MVA Fixed Allocation as of the date calculated, less any transfers or withdrawals from the MVA Fixed Allocation. The Interim Value does not include the effect of any MVA.

Issue Date: The effective date of your Annuity.

Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

MVA: A market value adjustment used in the determination of Account Value of a MVA Fixed Allocation on any day more than 30 days prior to the Maturity Date of such MVA Fixed Allocation.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.

Service Office: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled “How to Contact Us” for the Service Office address.

Spousal Highest Daily Lifetime Seven Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

Spousal Highest Daily Lifetime 7 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

Spousal Highest Daily Lifetime 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 6 Plus.

Spousal Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

Sub-account: We issue your Annuity through our separate account. See “What is the Separate Account?” under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a “Sub-account”.

Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any MVA Fixed Allocation. No CDSC applies to the ASL II Annuity.

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Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

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SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a “protected value.” Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

FOR CHARGES SPECIFIC TO CONTRACTS ISSUED IN NEW YORK STATE, PLEASE REFER TO APPENDIX G – ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT.

FOR CHARGES SPECIFIC TO CONTRACTS ISSUED IN MINNESOTA, PLEASE REFER TO APPENDIX K – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES.

TRANSACTION FEES AND CHARGES

CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR EACH ANNUITY 1

ASAP III

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9
7.5%	7.0%	6.5%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%

APEX II

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5
8.5%	8.0%	7.0%	6.0%	0.0%

XT6

For Annuities issued prior to November 20, 2006, the following schedule applies:

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10	Yr. 11+
9.0%	9.0%	8.5%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%

For Annuities issued on or after November 20, 2006, the following schedule applies

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10	Yr. 11+
9.0%	9.0%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%

ASL II

There is no CDSC for this Annuity

1

The Contingent Deferred Sales Charges, if applicable, are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. Purchase Payments are withdrawn on a “first-in, first-out” basis.

OTHER TRANSACTION FEES AND CHARGES (assessed against each Annuity)
FEE/CHARGE	ASAP III	APEX II	ASL II	XT6
TRANSFER FEE [1] MAXIMUM	$15.00	$15.00	$15.00	$15.00
CURRENT	$10.00	$10.00	$10.00	$10.00
TAX CHARGE (CURRENT) [2]	0% to 3.5%	0% to 3.5%	0% to 3.5%	0% to 3.5%

1	Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

5

2

In some states a tax is payable, either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of purchase payments, Surrender Value, or Account Value, as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection “Tax Charge” under “Fees and Charges” in this Prospectus.

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

PERIODIC FEES AND CHARGES (assessed against each Annuity)
FEE/CHARGE	ASAP III	APEX II	ASL II	XT6
Annual Maintenance Fee [1]	Lesser of $35 or 2% of Account Value[2]	Lesser of $35 or 2% of Account Value[2]	Lesser of $35 or 2% of Account Value[2]	Lesser of $35 or 2% of Account Value[2]

Beneficiary Continuation Option Only	Lesser of $30 or 2% of Account Value	Lesser of $30 or 2% of Account Value	Lesser of $30 or 2% of Account Value	Lesser of $30 or 2% of Account Value

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS [3] (assessed as a percentage of the daily net assets of the Sub-accounts)
FEE/CHARGE
Mortality & Expense Risk Charge [4]	0.50%	1.50%	1.50%	0.50%
Administration Charge [4]	0.15%	0.15%	0.15%	0.15%
Distribution Charge [5]	0.60% in Annuity Years 1-8	N/A	N/A	1.00% in Annuity Years 1-10
Total Annual Charges Of the Sub-accounts (excluding settlement service charge)	1.25% in Annuity Years 1-8; 0.65% in Annuity Years 9 and later	1.65%	1.65%	1.65% in Annuity Years 1-10; 0.65% in Annuity Years 11 and later
Settlement Service Charge [6]	1.40% (qualified); 1.00% (nonqualified)	1.40% (qualified); 1.00% (nonqualified)	1.40% (qualified); 1.00% (nonqualified)	1.40% (qualified); 1.00% (nonqualified)

1.

Assessed annually on the Annuity’s anniversary date or upon surrender. For beneficiaries who elect the nonqualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

2.	Only applicable if Account Value is less than $100,000. Fee may differ in certain States.
3.	These charges are deducted daily and apply to the Sub-accounts only.
4.	The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the “Insurance Charge” elsewhere in this Prospectus
5.	The Distribution Charge is 0.00% in Annuity Years 9+ for ASAP III and in Annuity Years 11+ for XT6
6.

The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option.

6

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for ASAP III	TOTAL ANNUAL CHARGE [2] for APEX II	TOTAL ANNUAL CHARGE [2] for ASL II	TOTAL ANNUAL CHARGE [2] for XT6
GRO PLUS II
Current and Maximum Charge [4] (assessed against Sub-account net assets)	0.60%	1.85%	2.25%	2.25%	2.25%
HIGHEST DAILY GRO II
Current and Maximum Charge [4] (assessed against Sub-account net assets)	0.60%	1.85%	2.25%	2.25%	2.25%
HIGHEST DAILY LIFETIME 6 PLUS (HD 6 PLUS)

Maximum Charge [3] (assessed against greater of account value and PWV)	1.50%	1.25% + 1.50%	1.65% + 1.50%	1.65% + 1.50%	1.65% + 1.50%

Current Charge (assessed against greater of Account Value and PWV)	0.85%	1.25% + 0.85%	1.65% + 0.85%	1.65% + 0.85%	1.65% + 0.85%
HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR (LIA)

Maximum Charge [3] (assessed against greater of Account Value and PWV)	2.00%	1.25% + 2.00%	1.65% + 2.00%	1.65% + 2.00%	1.65% + 2.00%

Current Charge (assessed against greater of Account Value and PWV)	1.20%	1.25% + 1.20%	1.65% + 1.20%	1.65% + 1.20%	1.65% + 1.20%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS

Maximum Charge [3] (assessed against greater of Account Value and PWV)	1.50%	1.25% + 1.50%	1.65% + 1.50%	1.65% + 1.50%	1.65% +1.50%

Current Charge (assessed against greater of Account Value and PWV)	0.95%	1.25% + 0.95%	1.65% + 0.95%	1.65% + 0.95%	1.65% + 0.95%
GUARANTEED RETURN OPTION (GRO)/GRO PLUS

Maximum Charge [3] (assessed against Sub-account net assets)	0.75%	2.00%	2.40%	2.40%	2.40%

Current Charge (assessed against Sub-account net assets)	0.25%	1.50%	1.90%	1.90%	1.90%

7

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for ASAP III	TOTAL ANNUAL CHARGE [2] for APEX II	TOTAL ANNUAL CHARGE [2] for ASL II	TOTAL ANNUAL CHARGE [2] for XT6
GUARANTEED RETURN OPTION PLUS 2008 (GRO PLUS 2008)

Maximum Charge [3] (assessed against Sub-account net assets)	0.75%	2.00%	2.40%	2.40%	2.40%

Current Charge (assessed against Sub-account net assets) (if elected on or after May 1, 2009)	0.60%	1.85%	2.25%	2.25%	2.25%
HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
Current And Maximum Charge [3] (if elected on or after May 1, 2009) (assessed against Sub-account net assets)	0.60%	1.85%	2.25%	2.25%	2.25%
GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

Maximum Charge [3] (assessed against Sub-account net assets)	1.00%	2.25%	2.65%	2.65%	2.65%

Current Charge (assessed against Sub-account net assets)	0.35%	1.60%	2.00%	2.00%	2.00%
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

Maximum Charge [3] (assessed against PIV)	1.00%	1.25% + 1.00%	1.65% + 1.00%	1.65% + 1.00%	1.65% + 1.00%

Current Charge (assessed against PIV)	0.50%	1.25% + 0.50%	1.65% + 0.50%	1.65% + 0.50%	1.65 + 0.50%
LIFETIME FIVE INCOME BENEFIT

Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.75%	3.15%	3.15%	3.15%

Current Charge (assessed against Sub-account net assets)	0.60%	1.85%	2.25%	2.25%	2.25%
SPOUSAL LIFETIME FIVE INCOME BENEFIT

Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.75%	3.15%	3.15%	3.15%

Current Charge (assessed against Sub-account net assets)	0.75%	2.00%	2.40%	2.40%	2.40%

8

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for ASAP III	TOTAL ANNUAL CHARGE [2] for APEX II	TOTAL ANNUAL CHARGE [2] for ASL II	TOTAL ANNUAL CHARGE [2] for XT6
HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT

Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.75%	3.15%	3.15%	3.15%

Current Charge (assessed against Sub-account net assets)	0.60%	1.85%	2.25%	2.25%	2.25%
HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

Maximum Charge [3] (assessed against the PWV)	1.50%	1.25% + 1.50%	1.65% + 1.50%	1.65% + 1.50%	1.65% + 1.50%

Current Charge (assessed against the PWV)	0.60%	1.25% + 0.60%	1.65% + 0.60%	1.65% + 0.60%	1.65% + 0.60%
HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION (BIO)

Maximum Charge [3] (assessed against the PWV)	2.00%	1.25% + 2.00%	1.65% + 2.00%	1.65% + 2.00%	1.65% + 2.00%

Current Charge (assessed against the PWV)	0.95%	1.25% + 0.95%	1.65% + 0.95%	1.65% + 0.95%	1.65% + 0.95%
HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR (LIA)

Maximum Charge [3] (assessed against the PWV)	2.00%	1.25% + 2.00%	1.65% + 2.00%	1.65% + 2.00%	1.65% + 2.00%

Current Charge (assessed against the PWV)	0.95%	1.25% + 0.95%	1.65% + 0.95%	1.65% + 0.95%	1.65% + 0.95%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

Maximum Charge [3] (assessed against the PWV)	1.50%	1.25% + 1.50%	1.65% + 1.50%	1.65% + 1.50%	1.65% + 1.50%

Current Charge (assessed against the PWV)	0.75%	1.25% + 0.75%	1.65% + 0.75%	1.65% + 0.75%	1.65% + 0.75%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENFEFICIARY INCOME BENEFIT (BIO)

Maximum Charge [3] (assessed against the PWV)	2.00%	1.25% + 2.00%	1.65% + 2.00%	1.65% + 2.00%	1.65% + 2.00%

Current Charge (assessed against the PWV)	0.95%	1.25% + 0.95%	1.65% + 0.95%	1.65% + 0.95%	1.65% + 0.95%

9

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for ASAP III	TOTAL ANNUAL CHARGE [2] for APEX II	TOTAL ANNUAL CHARGE [2] for ASL II	TOTAL ANNUAL CHARGE [2] for XT6
HIGHEST DAILY LIFETIME 7 PLUS

Maximum Charge [3] (assessed against the greater of Account Value and PWV)	1.50%	1.25% + 1.50%	1.65% + 1.50%	1.65% + 1.50%	1.65% + 1.50%

Current Charge (assessed against the greater of Account Value and PWV)	0.75%	1.25% + 0.75%	1.65% + 0.75%	1.65% + 0.75%	1.65% + 0.75%
HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION (BIO)

Maximum Charge [3] (assessed against the greater of Account Value and PWV)	2.00%	1.25% + 2.00%	1.65% + 2.00%	1.65% + 2.00%	1.65% + 2.00%

Current Charge (assessed against the greater of Account Value and PWV)	1.10%	1.25% + 1.10%	1.65% + 1.10%	1.65% + 1.10%	1.65% + 1.10%
HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR (LIA)

Maximum Charge [3] (assessed against the greater of Account Value and PWV)	2.00%	1.25% + 2.00%	1.65% + 2.00%	1.65% + 2.00%	1.65% + 2.00%

Current Charge (assessed against the greater of Account Value and PWV)	1.10%	1.25% + 1.10%	1.65% + 1.10%	1.65% + 1.10%	1.65% + 1.10%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS

Maximum Charge [3] (assessed against the greater of Account Value and PWV)	1.50%	1.25% + 1.50%	1.65% + 1.50%	1.65% + 1.50%	1.65% + 1.50%

Current Charge (assessed against the greater of Account Value and PWV)	0.90%	1.25% + 0.90%	1.65% + 0.90%	1.65% + 0.90%	1.65% + 0.90%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION (BIO)

Maximum Charge [3] (assessed against the greater of Account Value and PWV)	2.00%	1.25% + 2.00%	1.65% + 2.00%	1.65% + 2.00%	1.65% + 2.00%

Current Charge (assessed Against The Greater Of Account Value and PWV)	1.10%	1.25% + 1.10%	1.65% + 1.10%	1.65% + 1.10%	1.65% + 1.10%
ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT

Current and Maximum Charge [4] (assessed against Sub-account net assets)	0.25%	1.50%	1.90%	1.90%	1.90%

10

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for ASAP III	TOTAL ANNUAL CHARGE [2] for APEX II	TOTAL ANNUAL CHARGE [2] for ASL II	TOTAL ANNUAL CHARGE [2] for XT6
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (“HAV”)
Current and Maximum Charge [4] (if elected on or after May 1, 2009) (assessed against Sub-account net assets)	0.40%	1.65%	2.05%	2.05%	2.05%
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
Current and Maximum Charge [4] (if elected on or after May 1, 2009) (assessed against Sub-account net assets)	0.80%	2.05%	2.45%	2.45%	2.45%
HIGHEST DAILY VALUE DEATH BENEFIT (“HDV”)
Current and Maximum Charge [4] (assessed against Sub-account Net assets)	0.50%	1.75%	2.15%	2.15%	2.15%
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.

How Charge is Determined

1

GRO Plus II: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For ASAP III, the 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For APEX II and ASL II, the 2.25% total annual charge applies in all Annuity Years, and for XT6, the 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.

Highest Daily GRO II: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For ASAP III, the 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For APEX II and ASL II, the 2.25% total annual charge applies in all Annuity Years, and for XT6, the 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.

Highest Daily Lifetime 6 Plus: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For ASAP III, 0.85% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

Highest Daily Lifetime 6 Plus with LIA: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For ASAP III, 1.20% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

Spousal Highest Daily Lifetime 6 Plus: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

Guaranteed Return Option/GRO Plus: Charge for each benefit is assessed against the daily net assets of the Sub-accounts. For ASAP III, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity Years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. This benefit is no longer available for new elections.

GRO Plus 2008: Charge for the benefit is assessed against the daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The charge is 0.35% of Sub-account assets. For ASAP III, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity Years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. If you elected the benefit on or after May 1, 2009, the fees are as follows: For ASAP III, 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity Years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.

Highest Daily GRO: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The current charge is .35% of Sub-account assets. For ASAP III, 1.60% total annual charge applies in Annuity years 1-8 and is 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. If you elected the benefit on or after May 1, 2009, the fees are as follows: For ASAP III, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.

Guaranteed Minimum Withdrawal Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For ASAP III, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity Years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. This benefit is no longer available for new elections.

Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value (“PIV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For ASAP III, 0.50% of PIV for GMIB is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.50% of PIV for GMIB is in addition to 1.65% annual charge. For XT6, 0.50% of PIV for GMIB is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.

Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For ASAP III, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.

Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For ASAP III, 2.00% total annual charge applies in Annuity years 1-8 and is 1.40% thereafter. For APEX II and ASL II, 2.40% total annual charge applies in all Annuity years, and for XT6, 2.40% total annual charge applies in Annuity Years 1-10 and is 1.40% thereafter. This benefit is no longer available for new elections.

11

Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For ASAP III, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.

Highest Daily Lifetime Seven: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.60% for Highest Daily Lifetime Seven is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.60% for Highest Daily Lifetime Seven is in addition to 1.65% annual charge. For XT6, 0.60% for Highest Daily Lifetime Seven is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.

Highest Daily Lifetime Seven with BIO: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

Highest Daily Lifetime Seven with LIA: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

Spousal Highest Daily Lifetime Seven: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). For ASAP III, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.65% annual charge. For XT6, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.

Spousal Highest Daily Lifetime Seven with BIO: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

Highest Daily Lifetime 7 Plus: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 0.75% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and .65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

Highest Daily Lifetime 7 Plus with BIO: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

Highest Daily Lifetime 7 Plus with LIA: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

Spousal Highest Daily Lifetime 7 Plus: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 0.90% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

Spousal Highest Daily Lifetime 7 Plus with BIO: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

Enhanced Beneficiary Protection Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For ASAP III, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. This benefit is no longer available for new elections.

Highest Anniversary Value Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The charge is 0.25% of Sub-account assets if you elected the benefit prior to May 1, 2009. For ASAP III, 1.50% total annual charge applies in Annuity Years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity Years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. If you elected the benefit on or after May 1, 2009, the fees are as follows: For ASAP III, 1.65% total annual charge applies in Annuity Years 1-8 and is 1.05% thereafter. For APEX II and ASL II, 2.05% total annual charge applies in all Annuity Years, and for XT6, 2.05% total annual charge applies in Annuity Years 1-10 and is 1.05% thereafter. This benefit is no longer available for new elections.

Combination 5% Roll-Up and HAV Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The charge is 0.50% of Sub-account assets if you elected the benefit prior to May 1, 2009. For ASAP III, 1.75% total annual charge applies in Annuity Years 1-8 and is 1.15% thereafter. For APEX II and ASL II, 2.15% total annual charge applies in all Annuity Years, and for XT6, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. If you elected the benefit on or after May 1, 2009, the fees are as follows: For ASAP III, 2.05% total annual charge applies in Annuity Years 1-8 and is 1.45% thereafter. For APEX II and ASL II, 2.45% total annual charge applies in all Annuity Years, and for XT6, 2.45% total annual charge applies in Annuity Years 1-10 and is 1.45% thereafter. This benefit is no longer available for new elections.

Highest Daily Value Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For ASAP III, 1.75% total annual charge applies in Annuity years 1-8 and is 1.15% thereafter. For APEX II and ASL II, 2.15% total annual charge applies in all Annuity years, and for XT6, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. This benefit is no longer available for new elections.

2

The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value, for the “Plus” benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.

3	We reserve the right to increase the charge up to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.
4

Our reference in the fee table to “current and maximum” charge does not mean that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.

12

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds (“Portfolios”) for the year ended December 31, 2015 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

	MINIMUM	MAXIMUM
Total Portfolio Operating Expense	0.59%	1.84%

The following are the total annual expenses for each underlying mutual fund (“Portfolio”) for the year ended December 31, 2015, except as noted and except if the underlying portfolio’s inception date is subsequent to December 31, 2015. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888, or at www.prudentialannuities.com.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Academic Strategies Asset Allocation Portfolio	0.64%	0.03%	0.10%	0.04%	0.01%	0.65%	1.47%	0.00%	1.47%

AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%

AST AQR Emerging Markets Equity Portfolio	0.93%	0.18%	0.25%	0.00%	0.00%	0.00%	1.36%	0.00%	1.36%

AST AQR Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%

AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.74%	0.90%	0.00%	0.90%

AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.04%	1.14%	0.00%	1.14%

AST BlackRock iShares ETF Portfolio*	0.73%	0.05%	0.25%	0.00%	0.00%	0.18%	1.21%	0.19%	1.02%

AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.06%	0.70%

AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.04%	0.25%	0.00%	0.00%	0.00%	0.75%	0.04%	0.71%

AST Bond Portfolio 2016*	0.48%	0.64%	0.25%	0.00%	0.00%	0.00%	1.37%	0.44%	0.93%

AST Bond Portfolio 2017	0.48%	0.16%	0.25%	0.00%	0.00%	0.00%	0.89%	0.00%	0.89%

AST Bond Portfolio 2018	0.48%	0.11%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%

AST Bond Portfolio 2019*	0.48%	0.23%	0.25%	0.00%	0.00%	0.00%	0.96%	0.03%	0.93%

13

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Bond Portfolio 2020	0.48%	0.12%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%

AST Bond Portfolio 2021	0.48%	0.07%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%

AST Bond Portfolio 2022	0.48%	0.12%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%

AST Bond Portfolio 2023*	0.48%	0.24%	0.25%	0.00%	0.00%	0.00%	0.97%	0.04%	0.93%

AST Bond Portfolio 2024*	0.48%	0.32%	0.25%	0.00%	0.00%	0.00%	1.05%	0.12%	0.93%

AST Bond Portfolio 2025	0.48%	0.04%	0.25%	0.00%	0.00%	0.00%	0.77%	0.00%	0.77%

AST Bond Portfolio 2026	0.48%	0.18%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%

AST Bond Portfolio 2027	0.48%	0.08%	0.25%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%

AST Boston Partners Large-Cap Value Portfolio	0.57%	0.03%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%

AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%

AST ClearBridge Dividend Growth Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.11%	0.83%

AST Cohen & Steers Realty Portfolio	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%

AST Defensive Asset Allocation Portfolio	0.15%	0.04%	0.00%	0.00%	0.00%	0.74%	0.93%	0.00%	0.93%

AST FI Pyramis® Quantitative Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%

AST Global Real Estate Portfolio	0.83%	0.06%	0.25%	0.00%	0.00%	0.00%	1.14%	0.00%	1.14%

AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%

AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.10%	1.00%

AST Goldman Sachs Multi-Asset Portfolio	0.76%	0.05%	0.25%	0.00%	0.00%	0.02%	1.08%	0.00%	1.08%

AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.02%	0.25%	0.00%	0.00%	0.03%	1.07%	0.01%	1.06%

AST Herndon Large-Cap Value Portfolio*	0.67%	0.03%	0.25%	0.00%	0.00%	0.00%	0.95%	0.15%	0.80%

AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%

14

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	0.57%	0.02%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%

AST International Growth Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%

AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%

AST Investment Grade Bond Portfolio*	0.48%	0.01%	0.25%	0.00%	0.00%	0.00%	0.74%	0.03%	0.71%

AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%

AST J.P. Morgan International Equity Portfolio	0.71%	0.05%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%

AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.01%	1.20%

AST Jennison Large-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%

AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.06%	0.92%

AST Lord Abbett Core Fixed Income Portfolio	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%

AST MFS Global Equity Portfolio	0.82%	0.04%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%

AST MFS Growth Portfolio	0.71%	0.03%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%

AST MFS Large-Cap Value Portfolio	0.68%	0.03%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%

AST Money Market Portfolio*	0.32%	0.02%	0.25%	0.00%	0.00%	0.00%	0.59%	0.02%	0.57%

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%

AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%

AST Parametric Emerging Markets Equity Portfolio	0.93%	0.26%	0.25%	0.00%	0.00%	0.00%	1.44%	0.00%	1.44%

AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%

AST Prudential Core Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Prudential Growth Allocation Portfolio	0.64%	0.02%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%

15

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses

AST QMA Emerging Markets Equity Portfolio	0.93%	0.28%	0.25%	0.00%	0.00%	0.02%	1.48%	0.00%	1.48%

AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%

AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.00%	0.42%	0.00%	1.54%	0.00%	1.54%

AST Quantitative Modeling Portfolio	0.25%	0.02%	0.00%	0.00%	0.00%	0.84%	1.11%	0.00%	1.11%

AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%

AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.07%	1.10%	0.00%	1.10%

AST Small-Cap Growth Opportunities Portfolio	0.77%	0.03%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%

AST Small-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%

AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.01%	1.01%	0.00%	1.01%

AST T. Rowe Price Asset Allocation Portfolio	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%

AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.02%	0.25%	0.00%	0.00%	0.00%	0.95%	0.01%	0.94%

AST T. Rowe Price Natural Resources Portfolio	0.73%	0.06%	0.25%	0.00%	0.00%	0.00%	1.04%	0.00%	1.04%

AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%

AST WEDGE Capital Mid-Cap Value Portfolio* (formerly AST Mid-Cap Value Portfolio)	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%

AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%

AST Western Asset Core Plus Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%

AST Western Asset Emerging Markets Debt Portfolio*	0.68%	0.10%	0.25%	0.00%	0.00%	0.00%	1.03%	0.05%	0.98%

Invesco V.I. Diversified Dividend Fund – Series I shares*	0.49%	0.22%	0.00%	0.00%	0.00%	0.01%	0.72%	0.01%	0.71%

Invesco V.I. Global Health Care Fund – Series I shares*	0.75%	0.32%	0.00%	0.00%	0.00%	0.01%	1.08%	0.01%	1.07%

16

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
Invesco V.I. Mid Cap Growth Fund – Series I shares	0.75%	0.32%	0.00%	0.00%	0.00%	0.00%	1.07%	0.00%	1.07%

Invesco V.I. Technology Fund – Series I shares	0.75%	0.40%	0.00%	0.00%	0.00%	0.00%	1.15%	0.00%	1.15%

NVIT Developing Markets Fund	0.95%	0.49%	0.25%	0.00%	0.00%	0.02%	1.71%	0.05%	1.66%

Access VP High Yield Fund*	0.75%	0.75%	0.25%	0.00%	0.00%	0.09%	1.84%	0.16%	1.68%

ProFund VP Asia 30*	0.75%	0.78%	0.25%	0.00%	0.00%	0.00%	1.78%	0.10%	1.68%

ProFund VP Banks*	0.75%	0.66%	0.25%	0.00%	0.00%	0.02%	1.68%	0.00%	1.68%

ProFund VP Basic Materials*	0.75%	0.74%	0.25%	0.00%	0.00%	0.00%	1.74%	0.06%	1.68%

ProFund VP Bear*	0.75%	0.61%	0.25%	0.00%	0.00%	0.07%	1.68%	0.00%	1.68%

ProFund VP Biotechnology*	0.75%	0.58%	0.25%	0.00%	0.00%	0.00%	1.58%	0.00%	1.58%

ProFund VP Bull*	0.75%	0.70%	0.25%	0.00%	0.00%	0.02%	1.72%	0.04%	1.68%

ProFund VP Consumer Goods*	0.75%	0.65%	0.25%	0.00%	0.00%	0.03%	1.68%	0.00%	1.68%

ProFund VP Consumer Services*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%

ProFund VP Europe 30*	0.75%	0.77%	0.25%	0.00%	0.00%	0.01%	1.78%	0.10%	1.68%

ProFund VP Financials*	0.75%	0.72%	0.25%	0.00%	0.00%	0.00%	1.72%	0.04%	1.68%

ProFund VP Health Care*	0.75%	0.64%	0.25%	0.00%	0.00%	0.04%	1.68%	0.00%	1.68%

ProFund VP Industrials*	0.75%	0.65%	0.25%	0.00%	0.00%	0.03%	1.68%	0.00%	1.68%

ProFund VP Internet*	0.75%	0.64%	0.25%	0.00%	0.00%	0.04%	1.68%	0.00%	1.68%

ProFund VP Japan*	0.75%	0.67%	0.25%	0.00%	0.00%	0.01%	1.68%	0.00%	1.68%

ProFund VP Large-Cap Growth*	0.75%	0.65%	0.25%	0.00%	0.00%	0.03%	1.68%	0.00%	1.68%

ProFund VP Large-Cap Value*	0.75%	0.66%	0.25%	0.00%	0.00%	0.02%	1.68%	0.00%	1.68%

ProFund VP Mid-Cap Growth*	0.75%	0.67%	0.25%	0.00%	0.00%	0.01%	1.68%	0.00%	1.68%

ProFund VP Mid-Cap Value*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%

17

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
ProFund VP NASDAQ-100*	0.75%	0.73%	0.25%	0.00%	0.00%	0.00%	1.73%	0.05%	1.68%

ProFund VP Oil & Gas*	0.75%	0.69%	0.25%	0.00%	0.00%	0.00%	1.69%	0.01%	1.68%

ProFund VP Pharmaceuticals*	0.75%	0.69%	0.25%	0.00%	0.00%	0.02%	1.71%	0.03%	1.68%

ProFund VP Precious Metals*	0.75%	0.74%	0.25%	0.00%	0.00%	0.00%	1.74%	0.06%	1.68%

ProFund VP Real Estate*	0.75%	0.64%	0.25%	0.00%	0.00%	0.04%	1.68%	0.00%	1.68%

ProFund VP Rising Rates Opportunity*	0.75%	0.63%	0.25%	0.00%	0.00%	0.05%	1.68%	0.00%	1.68%

ProFund VP Semiconductor*	0.75%	0.62%	0.25%	0.00%	0.00%	0.06%	1.68%	0.00%	1.68%

ProFund VP Short Mid-Cap*	0.75%	0.54%	0.25%	0.00%	0.00%	0.14%	1.68%	0.00%	1.68%

ProFund VP Short NASDAQ-100*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%

ProFund VP Short Small-Cap*	0.75%	0.67%	0.25%	0.00%	0.00%	0.01%	1.68%	0.00%	1.68%

ProFund VP Small-Cap Growth*	0.75%	0.65%	0.25%	0.00%	0.00%	0.03%	1.68%	0.00%	1.68%

ProFund VP Small-Cap Value*	0.75%	0.69%	0.25%	0.00%	0.00%	0.00%	1.69%	0.01%	1.68%

ProFund VP Technology*	0.75%	0.56%	0.25%	0.00%	0.00%	0.01%	1.57%	0.00%	1.57%

ProFund VP Telecommunications*	0.75%	0.75%	0.25%	0.00%	0.00%	0.00%	1.75%	0.07%	1.68%

ProFund VP U.S. Government Plus*	0.50%	0.66%	0.25%	0.00%	0.00%	0.00%	1.41%	0.03%	1.38%

ProFund VP UltraMid-Cap*	0.75%	0.60%	0.25%	0.00%	0.00%	0.08%	1.68%	0.00%	1.68%

ProFund VP UltraBull*	0.75%	0.50%	0.25%	0.00%	0.00%	0.18%	1.68%	0.00%	1.68%

ProFund VP UltraNASDAQ-100*	0.75%	0.68%	0.25%	0.00%	0.00%	0.02%	1.70%	0.02%	1.68%

ProFund VP UltraSmall-Cap*	0.75%	0.77%	0.25%	0.00%	0.00%	0.00%	1.77%	0.09%	1.68%

ProFund VP Utilities*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%

SP International Growth Portfolio-Class 1*	0.85%	0.38%	0.00%	0.00%	0.00%	0.00%	1.23%	0.22%	1.01%

Wells Fargo VT International Equity Fund – Class 1*	0.80%	0.15%	0.00%	0.00%	0.00%	0.00%	0.95%	0.26%	0.69%

18

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses

Wells Fargo VT Omega Growth Fund - Class 1*	0.60%	0.19%	0.00%	0.00%	0.00%	0.00%	0.79%	0.04%	0.75%

Wells Fargo VT Small Cap Growth Fund - Class 1*	0.80%	0.13%	0.00%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%

*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio

The Manager has contractually agreed to waive 0.014% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio

The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2017. These waivers may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio

The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio

The Manager has contractually agreed to waive 0.035% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2016

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2019

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2023

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2024

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio

The Manager has contractually agreed to waive 0.11% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio

The Manager has contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio

The Manager has contractually agreed to waive 0.10% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio

The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio

The Manager has contractually agreed to waive 0.15% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio

The distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

19

AST J.P. Morgan Strategic Opportunities Portfolio

The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio

The Manager has contractually agreed to waive 0.06% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Money Market Portfolio

The Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio

The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio’s average daily net assets through June 30, 2017. The Manager has also contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio

The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio

The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt Portfolio

The Manager has contractually agreed to waive 0.05% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

Invesco V.I. Diversified Dividend Fund – Series I shares

Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. The fee waiver agreement cannot be terminated during its term.

Invesco V.I. Global Health Care Fund – Series I shares

Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. The fee waiver agreement cannot be terminated during its term.

Access VP High Yield Fund

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Asia 30

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Banks

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Basic Materials

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Bear

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Biotechnology

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund VP Bull

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

20

ProFund VP Consumer Goods

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Consumer Services

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Europe 30

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Financials

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Health Care

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Industrials

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Internet

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Japan

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Large-Cap Growth

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Large-Cap Value

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Mid-Cap Growth

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor.

21

Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Mid-Cap Value

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund VP NASDAQ-100

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Oil & Gas

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Pharmaceuticals

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Precious Metals

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Real Estate

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Rising Rates Opportunity

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Semiconductor

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Short Mid-Cap

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Short NASDAQ-100

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Short Small-Cap

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Small-Cap Growth

Expenses have been restated to accurately reflect contractual changes made during the year.

22

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Small-Cap Value

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Technology

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Telecommunications

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP U.S. Government Plus

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP UltraMid-Cap

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP UltraBull

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP UltraNASDAQ-100

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP UltraSmall-Cap

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Utilities

Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

SP International Growth Portfolio-Class 1

The Investment Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses for both share classes (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, distribution and/or service fees (12b-1), administrative fees and extraordinary expenses) do not exceed 1.01% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated of modified without the prior approval of the Trust’s Board of Trustees.

Wells Fargo VT International Equity Fund – Class 1

The Adviser has committed through April 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee

23

Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Omega Growth Fund - Class 1

The Adviser has committed through April 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Small Cap Growth Fund - Class 1

The Adviser has committed through April 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.95% for Class 1. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

24

EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in one Prudential Annuities Annuity with the cost of investing in other Prudential Annuities and/or other variable annuities.

Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

The examples reflect the fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges”:

¡	Insurance Charge
¡	Distribution Charge (if applicable)
¡	Contingent Deferred Sales Charge (when and if applicable)
¡	Annual Maintenance Fee
¡	The maximum combination of optional benefit charges

The examples also assume the following for the period shown:

¡	You allocate all of your Account Value to the Sub-account with the maximum gross total annual operating expenses for 2015, and those expenses remain the same each year*
¡	For each charge, we deduct the maximum charge rather than the current charge
¡	You make no withdrawals of Account Value
¡	You make no transfers, or other transactions for which we charge a fee
¡	No tax charge applies
¡

You elect the Highest Daily Lifetime 6 Plus with Combination 5% Roll-up and HAV Death Benefit, which are the maximum combination of optional benefit charges. There is no other optional benefit combination that would result in higher maximum charges than those shown in the examples.

¡	For the XT6 example, no Purchase Payment Credit is granted under the Annuity
¡	For the APEX II example, no Loyalty Credit applies
¡	For the ASAP III example, no Loyalty Credit applies

Amounts shown in the examples are rounded to the nearest dollar.

*	Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

THE EXAMPLES ARE ILLUSTRATIVE ONLY – THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS – ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows:

To be filed by amendment

If you surrender your annuity at the end of the applicable time period: 1

	1 yr	3 yrs	5 yrs	10 yrs
ASAP III	$1,323	$2,391	$3,439	$6,070
APEX II	$1,461	$2,549	$3,109	$6,356
ASL II	$611	$1,849	$3,109	$6,356
XT6 [3]	$1,511	$2,649	$3,709	$6,456

If you annuitize your annuity at the end of the applicable time period: 2

	1 yr	3 yrs	5 yrs	10 yrs
ASAP III	$573	$1,741	$2,939	$6,070
APEX II	$611	$1,849	$3,109	$6,356
ASL II	$611	$1,849	$3,109	$6,356
XT6 [3]	$611	$1,849	$3,109	$6,356

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If you do not surrender your annuity:

	1 yr	3 yrs	5 yrs	10 yrs
ASAP III	$573	$1,741	$2,939	$6,070
APEX II	$611	$1,849	$3,109	$6,356
ASL II	$611	$1,849	$3,109	$6,356
XT6 [3]	$611	$1,849	$3,109	$6,356

1	There is no CDSC for ASL II. See “Summary of Contract Fees and Charges” for the CDSC schedule for each Annuity.
2	If you own XT6, you may not annuitize in the first Three (3) Annuity Years. If you own ASAP III or APEX II, you may not annuitize in the first Annuity Year.
3	XT6 Annuities purchased prior to November 20, 2006 are subject to a different CDSC schedule. Expense examples calculations for XT6 Annuities are not adjusted to reflect the Purchase Credit. If the Purchase Credit were reflected in the calculations, expenses would be higher.

For information relating to accumulation unit values pertaining to the Sub-accounts, please see Appendix A – Condensed Financial Information About Separate Account B.

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SUMMARY

Advanced Series Advisor Plan III (“ASAP III”)

Advanced Series APEX II (“APEX II”)

Advanced Series XTra Credit Six (“XT6”)

Advanced Series LifeVest II (“ASL II”)

This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your Financial Professional can also help you if you have questions.

What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your Financial Professional, you choose how to invest your money within your annuity (subject to certain restrictions; see “Investment Options”). Any allocation that is recommended to you by your Financial Professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your Financial Professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.

Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawals or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

What does it mean that my variable annuity is “tax deferred”? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect a living benefit, a Return of Purchase Payments Death Benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.

What variable annuities are offered in this Prospectus? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, and whether the annuity provides credits in certain circumstances. The annuities described in this prospectus are:

¡	Advanced Series Advisor Plan III (“ASAP III”)
¡	Advanced Series APEX II (“APEX II”)
¡	Advanced Series XTra Credit Six (“XT6”)
¡	Advanced Series LifeVest II (“ASL II”)

How do I purchase one of the variable annuities? These Annuities are no longer available for new purchases. Our eligibility criteria for purchasing the Annuities are as follows:

Product	Maximum Age For Initial Purchase	Minimum Initial Purchase Payment
ASAP III	80	$ 1,000
APEX II	85	$10,000
XT6	75	$10,000
ASL II	85	$15,000

The “Maximum Age for Initial Purchase” applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the Annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner’s death. Please see the sections entitled “Living Benefits” and “Death Benefit” for additional information on these benefits.

27

You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the “free look period”). The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

See “What Are Our Requirements for Purchasing One of the Annuities?” for more detail.

Where should I invest my money? With the help of your Financial Professional, you choose where to invest your money within the Annuity. Our optional benefits may limit your ability to invest in the investment options otherwise available to you under the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. You can obtain the summary prospectuses and prospectuses for the underlying mutual funds by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any investment option will meet its investment objective.

We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

See “Investment Options,” and “Managing Your Account Value.”

How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). See the “Tax Considerations” section of this Prospectus. You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

You may elect to receive income through annuity payments over your lifetime, also called “annuitization”. This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

See “Access to Account Value.”

Options for Guaranteed Lifetime Withdrawals. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value.

These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value invested (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Please see the applicable optional benefits section for more information. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., Excess Income), that may permanently reduce the guaranteed amount you can withdraw in future years. Please note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income. If you purchased your contract in New York and wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

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These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

¡	Highest Daily Lifetime 6 Plus
¡	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
¡	Spousal Highest Daily Lifetime 6 Plus
¡	Highest Daily Lifetime 7 Plus
¡	Spousal Highest Daily Lifetime 7 Plus
¡	Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
¡	Highest Daily Lifetime 7 Plus with Beneficiary Income Option
¡	Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option
¡	Highest Daily Lifetime Seven
¡	Spousal Highest Daily Lifetime Seven
¡	Highest Daily Lifetime Seven with Lifetime Income Accelerator
¡	Highest Daily Lifetime Seven with Beneficiary Income Option
¡	Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

The Guaranteed Lifetime Withdrawal Benefit options are no longer offered for new elections.

Options for Guaranteed Accumulation. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefits sections for more information.

These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

¡	Guaranteed Return Option Plus II
¡	Highest Daily Guaranteed Return Option II
¡	Guaranteed Return Option Plus (GRO Plus)*
¡	Guaranteed Return Option (GRO)*
¡	Guaranteed Return Option Plus 2008*
¡	Highest Daily Guaranteed Return Option*

*	No longer available for new elections.

What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death (the amount of the basic death benefit may depend on the decedent’s age).

We also have optional death benefits for an additional charge:

¡	Highest Anniversary Value Death Benefit: Offers the greater of the basic death benefit and a highest anniversary value of the annuity.
¡

Combination 5% Roll-Up and Highest Anniversary Value Death Benefit: Offers the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

Each death benefit has certain age restrictions and could only have been elected at time of contract purchase. Please see the “Death Benefit” section of the Prospectus for more information.

How do I receive credits?

With XT6, we apply a credit to your Annuity each time you make a purchase payment during the first six (6) years. Because of the credits, the expenses of this Annuity may be higher than other annuities that do not offer credits. The amount of the credit depends on the year during which the purchase payment is made:

For annuities issued on or after February 13, 2006:

ANNUITY YEAR	CREDIT
1	6.50%
2	5.00%
3	4.00%
4	3.00%
5	2.00%
6	1.00%
7+	0.00%

*	For annuities issued before February 13, 2006, the Credit during Annuity Year 1 is 6.00%.

Please note that during the first 10 years, the total asset-based charges on the XT6 annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the XT6 annuity is higher and is deducted for a longer period of time as compared to our other annuities. Unless prohibited by applicable State law, we may take back credits applied within 12 months of death or a Medically-Related Surrender. We may also take back credits if you return your Annuity under the “free-look” provision.

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For ASAP III annuities issued on or after February 13, 2006, and APEX II annuities issued on or after June 20, 2005, we apply a “loyalty credit” at the end of your fifth anniversary for money invested with us during the first four years of your Annuity (less adjustments for any withdrawals). For ASAP III, the credit is 0.50%. For APEX II, the credit is either 0%, 2.25% or 2.75% depending on the Issue Date of your Annuity.

Please see the section entitled “Managing Your Account Value” for more information.

What are the Annuity’s Fees and Charges?

Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or “CDSC”. The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the Annuity Year in which the purchase payment is withdrawn. The CDSC is different depending on which annuity you purchase:

	Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10	Yr. 11+
ASAP III	7.5%	7.0%	6.5%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%	—	—
APEX II	8.5%	8.0%	7.0%	6.0%	0.0%	—	—	—	—	—	—
XT6*	9.0%	9.0%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%
ASL II – There is no CDSC for this Annuity

*

For annuities issued before November 20, 2006, the schedule is as follows: Year 1: 9.0%; Year 2: 9.0%; Year 3: 8.5%; Year 4: 8.0%; Year 5: 7.0%; Year 6: 6.0%; Year 7: 5.0%; Year 8: 4.0%; Year 9: 3.0%; Year 10: 2.0%; Year 11+: 0.0%.

Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your Annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contracts.

Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.

Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. Except for XT6, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

Tax Charge: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.

Insurance Charge: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you hold:

FEE/CHARGE	ASAP III	APEX II	ASL II	XT6
Mortality & Expense Risk Charge	0.50%	1.50%	1.50%	0.50%
Administration Charge	0.15%	0.15%	0.15%	0.15%
Total Insurance Charge	0.65%	1.65%	1.65%	0.65%

Distribution Charge: For ASAP III and XT6, we deduct a Distribution Charge daily. It is an annual charge assessed on a daily basis. The charge is assessed for a certain number of years against the daily net assets allocated to the Sub-accounts and is equal to the following:

FEE/CHARGE	ASAP III	APEX II	ASL II	XT6
Distribution Charge	0.60% in Annuity Years 1-8	N/A	N/A	1.00% in Annuity Years 1-10

Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.

Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the daily net assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for nonqualified Annuities and 1.40% for qualified Annuities.

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Fees And Expenses Incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the “Fees and Charges” section of the Prospectus for more information.

Costs to Sell and Administer Our Variable Annuity: Your Financial Professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your Financial Professional’s broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your Financial Professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your Financial Professional or us. See “General Information”.

Other Information: Please see the section entitled “General Information” for more information about our annuities, including legal information about our company, separate account, and underlying funds.

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INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see “What are Separate Accounts” for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart below provides a description of each Portfolio’s investment objective and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice – we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading “Fees and Payments Received by Prudential Annuities” for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix “AST” are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.

This Annuity offers Portfolios managed by AST Investment Services, Inc. and/or Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities (“Affiliated Portfolios”) and Portfolios managed by companies not affiliated with Prudential Annuities (“Unaffiliated Portfolios”). Prudential Annuities and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Generally, Prudential Companies receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. Affiliated Portfolios may provide Prudential Companies with greater fees and payments than Unaffiliated Portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over Unaffiliated Portfolios. As indicated next to each Portfolio’s description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which portfolios to offer under the Annuitiy. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Prudential Annuities has selected the Portfolios for inclusion as investment options under this Annuity in Prudential Annuities’ role as the issuer of this Annuity, and Prudential Annuities does not provide investment advice or recommend any particular Portfolio. Please see “Other Information” under the heading concerning “Fees and Payments Received by Prudential Annuities” for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.

Effective May 1, 2004, the SP International Growth Portfolio (formerly the SP William Blair International Growth Portfolio) was no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the SP International Growth Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the SP International Growth Sub-account prior to May 1, 2004 or if you purchased your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP International Growth Sub-account.

Stipulated Investment Options if you Elect Certain Optional Benefits

As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.

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While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our “Custom Portfolios Program” (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.

Group I: Allowable Benefit Allocations

Optional Benefit Name*	Allowable Benefit Allocations:

GRO Plus II

Highest Daily GRO II

Highest Daily Lifetime Five Income Benefit

Highest Daily Lifetime Seven Income Benefit

Highest Daily Lifetime 7 Plus Income Benefit

Highest Daily Lifetime 7 Plus with Beneficiary Income Option

Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator

Highest Daily Lifetime Seven with Beneficiary Income Option

Highest Daily Lifetime Seven with Lifetime Income Accelerator

Highest Daily Lifetime 6 Plus

Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator

Highest Daily Value Death Benefit

Lifetime Five Income Benefit

Spousal Highest Daily Lifetime Seven Income Benefit

Spousal Highest Daily Lifetime 7 Plus Income Benefit Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option

Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

Spousal Highest Daily Lifetime 6 Plus

Spousal Lifetime Five Income Benefit

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock iShares ETF Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Quantitative Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST New Discovery Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST Wellington Management Hedged Equity Portfolio

Optional Benefit Name*	All Investment Options Permitted, EXCEPT These:
Combo 5% Rollup & HAV Death Benefit Guaranteed Minimum Income Benefit Guaranteed Minimum Withdrawal Benefit Highest Anniversary Value Death Benefit

Access VP High Yield

AST AQR Emerging Markets Equity Portfolio

AST QMA Emerging Markets Equity Portfolio

AST Western Asset Emerging Markets Debt Portfolio

Invesco V.I. Technology

ProFund VP Biotechnology

ProFund VP Internet

ProFund VP Semiconductor

ProFund VP Short Mid-Cap

ProFund VP Short Small-Cap

ProFund VP Technology

ProFund VP UltraBull

ProFund VP UltraNASDAQ-100

ProFund VP UltraSmall-Cap

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All Investment Options Permitted, EXCEPT These:
GRO PLUS 2008 Highest Daily GRO

Access VP High Yield

AST AQR Emerging Markets Equity Portfolio

AST QMA Emerging Markets Equity Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Emerging Markets Debt Portfolio

Invesco V.I. Technology

ProFund VP Asia 30

ProFund VP Biotechnology

ProFund VP Internet

ProFund VP NASDAQ-100

ProFund VP Precious Metals

ProFund VP Semiconductor

ProFund VP Short Mid-Cap

ProFund VP Short NASDAQ-100

ProFund VP Short Small-Cap

ProFund VP Technology

ProFund VP UltraBull

ProFund VP Ultra Mid-Cap ProFund VP UltraNASDAQ-100 ProFund VP UltraSmall-Cap Wells Fargo VT Small-Cap Growth

All Investment Options Permitted, EXCEPT These:
GRO/GRO PLUS

Access VP High Yield

AST AQR Emerging Markets Equity Portfolio

AST QMA Emerging Markets Equity Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Emerging Markets Debt Portfolio

Invesco V.I. Technology

ProFund VP Biotechnology

ProFund VP Internet

ProFund VP Semiconductor

ProFund VP Short Mid-Cap

ProFund VP Short Small-Cap

ProFund VP Technology

ProFund VP UltraBull

ProFund VP UltraNASDAQ-100

ProFund VP UltraSmall-Cap

*	Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.

The following set of tables describes the second category (i.e., Group II below), under which:

(a)

you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Core Bond Portfolio, and/or the AST Prudential Core Bond Portfolio).

(b)	you may allocate up to 80% in equity and other portfolios listed in the table below.
(c)

on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.

(d)

between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

(e)

if you are already participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

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Group II: Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials)

Optional Benefit Name*	Permitted Portfolios

Highest Daily Lifetime Seven

Spousal Highest Daily Lifetime Seven

Highest Daily Lifetime Seven with Beneficiary Income Option

Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

Highest Daily Lifetime Seven with Lifetime Income Accelerator

Highest Daily Lifetime 7 Plus Spousal

Highest Daily Lifetime 7 Plus

Highest Daily Lifetime 7 Plus with Beneficiary Income Option Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option

Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator

Highest Daily Lifetime 6 Plus

Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator

Spousal Highest Daily Lifetime 6 Plus

GRO Plus II

Highest Daily GRO II

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock iShares ETF Portfolio

AST BlackRock Low Duration Bond Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST Boston Partners Large-Cap Value Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Quantitative Portfolio

AST Global Real Estate Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Herndon Large-Cap Value Portfolio

AST High Yield Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan International Equity Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Money Market Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST New Discovery Asset Allocation Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA US Equity Alpha Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Western Asset Core Plus Bond Portfolio

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The following additional Portfolios are available subject to certain restrictions:

ProFund VP**

Consumer Goods

Consumer Services

Financials

Health Care

Industrials

Large-Cap Growth

Large-Cap Value

Mid-Cap Growth

Mid-Cap Value

Real Estate

Small-Cap Growth

Small-Cap Value

Telecommunications

Utilities

*	Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.
**	For ASAP III, XT6, and ASL II Annuities issued beginning on May 26, 2008, we limit the Owner’s ability to invest in the ProFund VP Portfolios. Specifically:
¡	We will not permit those who acquire an ASAP III, XT6, or ASL II Annuity on or after May 26, 2008 (including beneficiaries who acquire such an Annuity under the Beneficiary Continuation Option) to invest in any ProFund VP Portfolio; and
¡	Those who acquired an ASAP III, XT6, or ASL II Annuity prior to May 26, 2008 may invest in any ProFund VP Portfolio without being subject to the above restrictions; and
¡	Those who currently hold an APEX II Annuity, or who acquired an APEX II Annuity after May 26, 2008, may invest in any ProFund VP Portfolio (except that beneficiaries who acquire an APEX II Annuity on or after May 26, 2008 under the Beneficiary Continuation Option may not invest in any ProFund VP Portfolio).

Certain optional living benefits employ a predetermined formula, under which Account Value is transferred between your chosen Sub-accounts and a bond Sub-account (or between two bond Sub-accounts). For example, with a Highest Daily Lifetime benefit, Account Value may be transferred between your selected Sub-accounts and the AST Investment Grade Bond Sub-account; or with a GRO benefit, Account Value may be transferred between your selected Sub-accounts and an AST bond Sub-Account with a target maturity date (or among AST bond Sub-accounts with different target maturity dates).

Whether or not you elected an optional benefit subject to a predetermined mathematical formula, you should be aware that the operation of the formula may result in large scale asset flows into and out of the Sub accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the Portfolios may be used as investments in Portfolios that are structured as funds-of-funds and made available as Permitted Sub-accounts. Because transfers among the Sub-accounts can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:

(a)	a Portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;
(b)	the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities or longer duration bonds ) that otherwise would have been held;
(c)	a Portfolio may experience higher turnover and asset flows than it would have experienced without the formulas, which could result in higher transaction costs and asset flows for the Portfolio compared to other similar funds;
(d)	a Portfolio may have low asset levels and high operating expense ratios (including the possibility that all assets may be transferred out of the Portfolio).

The asset flows caused by the formulas may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to a particular Sub-account and other Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to a particular Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

The efficient operation of the asset flows caused by a formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.

Please consult the prospectus for the applicable Portfolio for additional information about these effects.

The following table contains limited information about the portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the portfolios, which contain details about the investment objectives,

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policies, risks, costs and management of the portfolios. You can obtain the summary prospectuses and prospectuses for the portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
Access VP High Yield Fund	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.	ProFund Advisors LLC
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Diversified Dividend Fund – Series I shares	Seeks to provide reasonable current income and long-term growth of income and capital.	Invesco Advisers, Inc.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Global Health Care Fund – Series I shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Mid Cap Growth Fund – Series I shares	Seeks capital growth.	Invesco Advisers, Inc.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Invesco V.I. Technology Fund – Series I shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.

AlphaSimplex Group, LLC

AQR Capital Management, LLC

CNH Partners, LLC

CoreCommodity Management, LLC

First Quadrant, L.P.

Jennison Associates LLC

J.P. Morgan Investment Management, Inc.

Pacific Investment Management Company, LLC Quantitative Management Associates LLC

Western Asset Management Company/Western Asset Management Company Limited

AST Advanced Strategies Portfolio	Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC

Loomis, Sayles & Company, L.P.

LSV Asset Management

Pacific Investment Management Company, LLC

PGIM, Inc.

Quantitative Management Associates LLC

T. Rowe Price Associates, Inc.

William Blair Investment Management, LLC

AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited
AST BlackRock iShares ETF Portfolio	Seeks to maximize total return with a moderate level of risk.	BlackRock Financial Management, Inc.
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Bond Portfolio 2016	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Bond Portfolio 2017	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2018	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2019	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2020	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Boston Partners Large-Cap Value Portfolio	Seeks capital appreciation.	Robeco Investment Management, Inc. d/b/a Boston Partners
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Defensive Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST FI Pyramis® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Global Real Estate Portfolio	Seeks capital appreciation and income.	Prudential Real Estate Investors
AST Goldman Sachs Large-Cap Value Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Herndon Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	Herndon Capital Management, LLC
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM, Inc.
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc. Security Capital Research & Management Incorporated
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST Lord Abbett Core Fixed Income Portfolio	Seeks income and capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM, Inc.
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST New Discovery Asset Allocation Portfolio	Seeks total return.

Affinity Investment Advisors, LLC

Boston Advisors, LLC

C.S. McKee, LP

EARNEST Partners, LLC

Epoch Investment Partners, Inc.

Longfellow Investment Management Co. LLC Parametric Portfolio Associates LLC

Thompson, Siegel & Walmsley LLC

AST Parametric Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Parametric Portfolio Associates LLC
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM, Inc.
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM, Inc. Quantitative Management Associates LLC
AST QMA Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA Large-Cap Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	Quantitative Management Associates LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	Prudential Investments LLC Quantitative Management Associates LLC
AST RCM World Trends Portfolio	Seeks highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Schroders Global Tactical Portfolio	Seeks to outperform its blended performance benchmark.	Schroder Investment Management North America Inc. Schroder Investment Management North America Ltd.
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	RS Investment Management Co. LLC Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Growth Portfolio

Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio

Seeks long-term capital growth primarily through investing in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.

T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Wellington Management Hedged Equity Portfolio

Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.

Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company Western Asset Management Company Limited
NVIT Developing Markets Fund	Seeks long-term capital appreciation, under normal conditions by investing at least 80% of its net assets in equity securities of companies that are tied economically to emerging market countries.	Nationwide Fund Advisors/Lazard Asset Management LLC and Standard Life Investments Limited
ProFund VP Asia 30	Seeks investment results, before fees and expenses that correspond to the performance of the ProFunds Asia 30 Index (the “Index”).	ProFund Advisors LLC
ProFund VP Banks	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. BanksSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Basic Materials	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Bear	Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P 500® (the “Index”).	ProFund Advisors LLC
ProFund VP Biotechnology	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. BiotechnologySM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Bull	Seeks investment results, before fees and expenses that correspond to the performance of the S&P 500® (the “Index”).	ProFund Advisors LLC
ProFund VP Consumer Goods	Seeks investment results, before fees and expenses,that correspond to the performance of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Consumer Services	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Europe 30	Seeks investment results, before fees and expenses that correspond to the performance of the ProFunds Europe 30 Index (the “Index”).	ProFund Advisors LLC
ProFund VP Financials	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Health Care	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Health CareSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Industrials	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. IndustrialsSM Index (the “Index”).	ProFund Advisors LLC

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
ProFund VP Internet	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones InternetSM CompositeSM Index.	ProFund Advisors LLC
ProFund VP Japan

Seeks to provide a return based soley on the local price return of the equity securities in the Index, without any effect from currency movements in the yen versus the U.S. dollar. The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar denominated Nikkei 225 futures contracts traded in the United States.

ProFund Advisors LLC
ProFund VP Large-Cap Growth	Seeks investment results, before fees and expenses that correspond to the performance of the S&P 500® Growth Index (the “Index”).	ProFund Advisors LLC
ProFund VP Large-Cap Value	Seeks investment results, before fees and expenses that correspond to the performance of the S&P 500® Value Index (the “Index”).	ProFund Advisors LLC
ProFund VP Mid-Cap Growth	Seeks investment results, before fees and expenses that correspond to the performance of the S&P MidCap 400® Growth Index (the “Index”).	ProFund Advisors LLC
ProFund VP Mid-Cap Value	Seeks investment results, before fees and expenses that correspond to the performance of the S&P MidCap 400® Value Index (the “Index”).	ProFund Advisors LLC
ProFund VP NASDAQ-100	Seeks investment results, before fees and expenses that correspond to the performance of the NASDAQ-100® Index (the “Index”).	ProFund Advisors LLC
ProFund VP Oil & Gas	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Oil & GasSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Pharmaceuticals	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. PharmaceuticalsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Precious Metals	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones Precious MetalsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Real Estate	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Real EstateSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Rising Rates Opportunity

Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”).

ProFund Advisors LLC
ProFund VP Semiconductor	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Semiconductors IndexSM (the “Index”).	ProFund Advisors LLC
ProFund VP Short Mid-Cap	Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P MidCap 400® (the “Index”).	ProFund Advisors LLC
ProFund VP Short NASDAQ-100	Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the NASDAQ-100® Index (the “Index”).	ProFund Advisors LLC

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
ProFund VP Short Small-Cap	Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index (the “Index”).	ProFund Advisors LLC
ProFund VP Small-Cap Growth	Seeks investment results, before fees and expenses that correspond to the performance of the S&P SmallCap 600® Growth Index® (the “Index”).	ProFund Advisors LLC
ProFund VP Small-Cap Value	Seeks investment results, before fees and expenses that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”).	ProFund Advisors LLC
ProFund VP Technology	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. TechnologySM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Telecommunications	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. TelecommunicationsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP U.S. Government Plus	Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily movement of the most recently issued 30-year U.S. Treasury bond (“Long Bond”).	ProFund Advisors LLC
ProFund VP UltraBull	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500® (the “Index”).	ProFund Advisors LLC
ProFund VP UltraMid-Cap	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400® (the “Index”).	ProFund Advisors LLC
ProFund VP UltraNASDAQ-100	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100® Index (the “Index”).	ProFund Advisors LLC
ProFund VP UltraSmall-Cap	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index (the “Index”).	ProFund Advisors LLC
ProFund VP Utilities	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index (the “Index”).	ProFund Advisors LLC
SP International Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
Wells Fargo VT International Equity Fund – Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Inc., subadvisor
Wells Fargo VT Omega Growth Fund – Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Inc., subadvisor
Wells Fargo VT Small Cap Growth Fund - Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Inc., subadvisor

FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).

Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor’s or NASDAQ, and neither Standard & Poor’s nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

Prudential Real Estate Investors is a business unit of PGIM, Inc.

Pyramis is a registered service mark of FMR LLC. Used under license.

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AST Schroders Global Tactical Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (45%), the MSCI EAFE Index ND (USD Hedged) (12.5%), the MSCI EAFE Index ND (Local Hedged) (12.5%), and the Barclays US Aggregate Bond Index (30%).

Security Capital Research & Management Incorporated is a wholly owned subsidiary of J.P. Morgan Investment Management Inc.

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WHAT ARE THE FIXED ALLOCATIONS?

The Fixed Allocations consist of the MVA Fixed Allocations, the DCA Fixed Rate Options used with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”), the Fixed Allocations used with our dollar-cost averaging program, and (with respect to Highest Daily Lifetime Five only), and the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the Prospectus concerning Highest Daily Lifetime Five. We describe the Fixed Allocations used with our dollar cost averaging program outside of the 6 or 12 Month DCA Program in the section entitled “Do You Offer Dollar Cost Averaging?” We no longer offer our 6 or 12 Month DCA Program.

MVA Fixed Allocations. We offer MVA Fixed Allocations of different durations during the accumulation period. These “MVA Fixed Allocations” earn a guaranteed fixed rate of interest as long as you remain invested for a specified period of time, called the “Guarantee Period.” In most states, we offer MVA Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose MVA Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate as long as you remain invested for the entire Guarantee Period. However, for MVA Fixed Allocations, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a “Market Value Adjustment.” The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates. Please refer to the section entitled “How does the Market Value Adjustment Work?” for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one MVA Fixed Allocation at a time.

MVA Fixed Allocations are not available in Washington, Nevada, North Dakota, Maryland and Vermont. Availability of MVA Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of MVA Fixed Allocations in your state and for your annuity product. You may not allocate Account Value to MVA Fixed Allocations if you have elected the following Optional Benefits: Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Income Benefit, Highest Daily Lifetime Seven Income Benefit, Spousal Highest Daily Lifetime Seven Income Benefit, Highest Daily Value Death Benefit, Highest Daily Lifetime Seven with Beneficiary Income Option, Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, GRO, GRO Plus, GRO Plus 2008, Highest Daily GRO, Highest Daily GRO II, GRO Plus II, Highest Daily Lifetime 7 Plus Income Benefit, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime 6 Plus. The interest rate that we credit to the MVA Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

No specific fees or expenses are deducted when determining the rate we credit to an MVA Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the MVA Fixed Allocations.

DCA Fixed Rate Options. In addition to Fixed Allocations that are subject to a Market Value Adjustment, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”), and are not subject to any MVA. Account Value allocated to the DCA Fixed Rate Options earns the declared rate of interest while it is transferred over a 6 month or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount that you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.

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FEES AND CHARGES

The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering an Annuity and, in the case of XT6, ASAP III and APEX II to offset a portion of the costs associated with offering any Credits which are funded through Prudential Annuities’ general account.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for ASAP III, XT6 and APEX II, appreciation on amounts that represent any Credits.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent Deferred Sales Charge (“CDSC”): We do not deduct a sales charge from purchase payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for ASAP III, APEX II and XT6 are shown under “Summary of Contract Fees and Charges”. No CDSC is deducted from ASL II Annuities. If you purchase XT6 and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see “How Much Can I Withdraw as a Free Withdrawal?”). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from purchase payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

For purposes of calculating any applicable CDSC on a surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

We may waive any applicable CDSC under certain circumstances including certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a “qualified” investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled “Access to Your Account Value”.

Transfer Fee: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20th in each Annuity Year. The fee will never be more than $15.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”) and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value (including any amount in Fixed Allocations), whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. With respect to ASAP III, APEX II and ASL II, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to XT6, we deduct the Annual Maintenance Fee regardless of Account Value. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a

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Death Benefit, or a Medically-Related Surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a nonqualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of purchase payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under “Summary of Contract Fees and Charges”. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under each Annuity, including each Annuity’s basic Death Benefit that may provide guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also compensates us for administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

Distribution Charge: For ASAP III and XT6, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under “Summary of Contract Fees and Charges” on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to XT6, the costs associated with offering Credits which are funded through Prudential Annuities general account. The Distribution Charge is deducted against your Annuity’s Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.

Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.

Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for nonqualified Annuities and 1.40% for qualified Annuities.

Fees and Expenses Incurred by the Portfolios: Each portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are assessed against each portfolio’s net assets, and reflected daily by each portfolio before it provides Prudential Annuities with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the portfolios, which can be obtained by calling 1-888-PRU-2888, or at www.prudentialannuities.com.

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WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from an MVA Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see “Tax Charge” above). Currently, we only offer fixed payment options.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

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PURCHASING YOUR ANNUITY

Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.

WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.

Initial Purchase Payment: We no longer allow new purchases of these Annuities. Previously, you must have made a minimum initial Purchase Payment as follows: $1,000 for ASAP III, $10,000 for XT6 and APEX II and $15,000 for ASL II. However, if you decided to make payments under a systematic investment or an electronic funds transfer program, we would have accepted a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment totaled the minimum initial Purchase Payment amount required for the Annuity purchased.

We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.

Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Nonqualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.

Except as noted below, purchase payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, purchase payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional’s broker-dealer firm. Additional purchase payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for ASAP III, age 75 for XT6 and age 85 for APEX II and ASL II. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity’s liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner’s death.

“Beneficiary” Annuity

If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent’s annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity, for distributions based on lives age 70 or

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under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.

Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent’s death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in the Tax Considerations section of this Prospectus.

For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in the Tax Considerations section of this Prospectus.

You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

The Annuity may provide a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

Please note the following additional limitations for a Beneficiary Annuity:

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No additional purchase payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple “Transfer of Assets” or “TOA’s” into a single contract as part of this “Beneficiary” Annuity. You may not elect any optional living or death benefits. Annuity Rewards is not available.

¡	You may not annuitize the Annuity; no annuity options are available.
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You may participate only in the following programs: Auto-Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month Dollar Cost Averaging Program), Systematic Withdrawals, and Third Party Investment Advisor.

¡	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A “beneficiary annuity” may not be co-owned.
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If the Annuity is funded by means of transfer from another “Beneficiary Annuity” with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another “Beneficiary Annuity” where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

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The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and (3) the beneficiaries of the trust who are beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.

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If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

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If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

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Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are

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required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term “Owner.”
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Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

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Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary’s relationship to you. If you use a designation of “surviving spouse,” we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

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MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

¡	a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner’s death;
¡	a new Annuitant subsequent to the Annuity Date;
¡	for “nonqualified” investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
¡	a change in Beneficiary if the Owner had previously made the designation irrevocable;
¡	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law); and
¡	a new Annuitant for a contract issued to a grantor trust where the new Annuitant is not the grantor of the trust.

There are also restrictions on designation changes when you have elected certain optional benefits. See the “Living Benefits” and “Death Benefits” sections of this Prospectus for any such restrictions.

If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Generally, any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us (unless an alternative rule is stipulated by applicable State law). We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We are not responsible for any transactions processed before a change of Owner and/or Beneficiary, and an assignment of the Annuity, is accepted and recorded by us. We accept assignments of nonqualified Annuities only.

Unless prohibited by applicable State Law, we reserve the right to refuse a proposed change of Owner and/or Beneficiary, and a proposed assignment of the Annuity.

We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

¡	a company(ies) that issues or manages viatical or structured settlements;
¡	an institutional investment company;
¡	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or
¡	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis, and to the extent allowed by State law, and we are not obligated to process your request within any particular timeframe.

For New York Annuities, a request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations is effective when signed, and an assignment is effective upon our receipt. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.

Death Benefit Suspension upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

Spousal Designations

If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you designate a different Beneficiary. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code

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(“Code”) (or any successor Code section thereto) (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

Contingent Annuitant

Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled “Spousal Designations” for more information about how the Annuity can be continued by a Custodial Account.

MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a “free look.” Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state’s requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period and may be subject to a market value adjustment if it was allocated to a MVA Fixed Allocation, to the extent allowed by State law. With respect to XT6, if you return your Annuity, we will not return any XTra Credits we applied your Annuity based on your purchase payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such benefit. Additional purchase payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity), or prior to the Account Value being reduced to zero. Purchase payments are not permitted if the Annuity is held as a Beneficiary Annuity. Please see the “Living Benefits” section of this prospectus for further information on additional Purchase Payments.

Additional Purchase payments may be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1 million, as described in more detail in “Purchasing Your Annuity – Initial Purchase Payment”.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional purchase payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless your Annuity is being held as a Beneficiary Annuity). We call our electronic funds transfer program “the Systematic Investment Plan.” Purchase Payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different

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allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic purchase payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic purchase payments received in the first year total at least the minimum Purchase Payment set forth above.

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MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent purchase payments.)

Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more available Sub-accounts or available Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional purchase payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions. Unless you tell us otherwise, purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program.

HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE ASAP III AND APEX II ANNUITIES?

We apply a Loyalty Credit to your Annuity’s Account Value at the end of your fifth Annuity Year (“fifth Annuity Anniversary”). With respect to ASAP III, for annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 0.50% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to APEX II, for annuities issued between June 20, 2005 and February 12, 2006, the Loyalty Credit is equal to 2.25% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For APEX II Annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 2.75% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

If the total purchase payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Guaranteed Minimum Withdrawal Benefit, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.

HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE ASAP III AND APEX II ANNUITIES?

Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Sub-accounts according to the “hierarchy” described in this paragraph. This hierarchy consists of a priority list of investment options, and the Loyalty Credit is applied based on which of the items below is applicable and in effect when the Loyalty Credit is applied. Thus, if a given item in the priority list is inapplicable to you, we move to the next item. The hierarchy is as follows: (a) if you participate in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), any Loyalty Credit will be invested in accordance with such Program, (b) if you participate in an asset allocation program (see Appendix D for a description of such programs), in accordance with that program, (c) in accordance with your standing allocation instructions (d) if you participate in the Systematic Investment Plan, in accordance with that Plan, (e) if you participate in an automatic rebalancing program, in accordance with that program (f) in accordance with how your most recent purchase payment was allocated and (g) otherwise in accordance with your instructions, if items (a) through (f) above are not permitted or applicable.

Example of Applying the Loyalty Credit with respect to ASAP III.

Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of purchase payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.

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Example of Applying the Loyalty Credit with respect to APEX II.

Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of purchase payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?

We apply a “Credit” to your Annuity’s Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:

For annuities issued on or after February 13, 2006 (subject to state availability):

ANNUITY YEAR	CREDIT
1	6.50%
2	5.00%
3	4.00%
4	3.00%
5	2.00%
6	1.00%
7+	0.00%

For annuities issued prior to February 13, 2006:

ANNUITY YEAR	CREDIT
1	6.00%
2	5.00%
3	4.00%
4	3.00%
5	2.00%
6	1.00%
7+	0.00%

Credits Applied to Purchase Payments for Designated Class of Annuity Owner

Prior to May 1, 2004, where allowed by state law, Annuities could be purchased by a member of the class defined below, with a different table of Credits. The Credit applied to all purchase payments on such Annuities is as follows based on the Annuity Year in which the Purchase Payment was made: Year 1: 9.0%; Year 2: 9.0%; Year 3: 8.5%; Year 4: 8.0%; Year 5: 7.0%; Year 6: 6.0%; Year 7: 5.0%; Year 8: 4.0%; Year 9: 3.0%; Year 10: 2%; Year 11+: 0.0%.

The designated class of Annuity Owners included: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodian-ship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with Prudential Annuities Distributors, Inc., a Prudential Financial Company; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h); and (j) the siblings of any such persons noted in (b) through (h) above.

All other terms and conditions of the Annuity apply to Owners in the designated class.

HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?

Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

Examples of Applying Credits

Initial Purchase Payment

Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 X .065) to your Account Value in the proportion that your Purchase Payment is allocated.

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Additional Purchase Payment in Annuity Year 2

Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

Additional Purchase Payment in Annuity Year 6

Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.

The amount of any XTra Credits applied to your XT6 Annuity Account Value can be taken back by Prudential Annuities under certain circumstances:

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any XTra Credits applied to your Account Value on purchase payments made within the 12 months before the Owner’s (or Annuitant’s if entity owned) date of death will be taken back (to the extent allowed by state law);

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the amount available under the Medically-Related Surrender portion of the Annuity will not include the amount of any XTra Credits payable on purchase payments made within 12 months prior to the date of a request under the Medically-Related Surrender provision (to the extent allowed by State law); and

¡	if you elect to “free look” your Annuity, the amount returned to you will not include the amount of any XTra Credits.

The Account Value may be substantially reduced if Prudential Annuities takes back the XTra Credit amount under these circumstances. The amount we take back will equal the XTra Credit, without adjustment up or down for investment performance. Therefore, any gain on the XTra Credit amount will not be taken back. But if there was a loss on the XTra Credit, the amount we take back will still equal amount of the XTra Credit. We do not deduct a CDSC in any situation where we take back the XTra Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to purchase payments.

General Information about Credits

¡	We do not consider Credits to be “investment in the contract” for income tax purposes.
¡	You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of purchase payments.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?

During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. You may not transfer Account Value to any Fixed Allocation used with a dollar cost averaging program or any DCA Fixed Rate Options. You may only allocate purchase payments to Fixed Allocations used with a dollar cost averaging program or the DCA Fixed Rate Options.

Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time (or one hour prior to any announced closing of the applicable securities exchange) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities’ Internet website (www.prudentialannuities.com)

Currently, we charge $10.00 for each transfer after the 20th transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging program (including the 6 or 12 Month Dollar Cost Averaging Program), Automatic Rebalancing or asset allocation program do not count toward the 20 free transfer limit. Renewals or transfers of Account Value from an MVA Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in

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any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

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With respect to each Sub-account (other than the AST Money Market Sub-account, or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals;(ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

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DO YOU OFFER DOLLAR COST AVERAGING?

Yes. As discussed below, we offer Dollar Cost Averaging programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from Fixed Allocations or DCA Fixed Rate Options. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program.

You can Dollar Cost Average from Sub-accounts, the Fixed Allocations or the DCA Fixed Rate Options. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:

¡	You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years (except for the DCA Fixed Rate Options).
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You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.

¡	Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation or a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts. This will reduce the effective rate of return on the Fixed Allocation or a DCA Fixed Rate Option over the Guarantee Period or the duration of the program, respectively.

The Dollar Cost Averaging programs are not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits.

Prudential Annuities originally offered specific Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program on the APEX II product. Those 6 month/12 month Fixed Allocations were designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers commenced on the date the Fixed Allocation was established, and then proceeded each month following until the entire principal amount plus earnings was transferred. Fixed Allocations could only be established with your initial Purchase Payment or additional purchase payments. You could not transfer existing Account Value to a Fixed Allocation. We discontinued offering these 6 and 12 month Fixed Allocations beginning on May 1, 2009.

Under our current Dollar Cost Averaging program used with Fixed Allocations, Account Value allocated to the Fixed Allocations will be transferred to the Sub-accounts you choose. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account unless restricted due to benefit election. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s). Please note that under the 6 or 12 Month DCA Program (described immediately below), no Market Value Adjustment applies.

6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”). WE NO LONGER OFFER OUR 6 OR 12 MONTH DCA PROGRAM.

The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the Highest Anniversary Value death benefit and the Combination 5% Roll-up + HAV death benefit are the only death benefits you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. These DCA Fixed Rate Options are distinct from the Fixed Allocations described immediately above. Most notably, transfers out of a DCA Fixed Rate Option are never subject to a Market Value Adjustment. Dollar cost averaging does not assure a profit, or protect against a loss.

The key features of this Program are as follows:

¡	You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
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As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment (including any associated credit) you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus

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Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.

¡	Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a “last-in, first-out” basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to “last-in, first-out” means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
¡	The first transfer under the Program occurs on the day you allocate a Purchase Payment to the DCA Fixed Rate Options (unless modified to comply with State law) and on each month following until the entire principal amount plus earnings is transferred.
¡	We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
¡	The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.
¡	If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 6 Plus (as applicable) and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a “Permitted Sub-account” for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).
¡	If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
¡	If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.
¡	We impose no fee for your participation in the 6 or 12 Month DCA Program.
¡	You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
¡	You cannot utilize “rate lock” with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
¡	We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
¡	The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
¡	The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the “Enhanced Dollar Cost Averaging Program.”

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NOTE: When a 6 or 12 month DCA program is established from a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts (including any transfers under an optional benefit formula). This will reduce the effective rate of return on the DCA fixed rate option.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), which is available if you have elected one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Highest Daily GRO II, or GRO Plus II benefits.

Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing; you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?

We currently do not offer any asset allocation programs for use with your Annuity. Prior to December 5, 2005, we made certain asset allocation programs available. If you enrolled in one of the asset allocation programs prior to December 5, 2005, see the Appendix D entitled, “Additional Information on the Asset Allocation Programs” for more information on how the programs are administered.

WHAT IS THE BALANCED INVESTMENT PROGRAM?

We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific “principal amount” (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the “principal amount”. Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment (which may be positive or negative). You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program. This program is not available if your Annuity is held as a Beneficiary Annuity.

Example

Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

*	The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?

Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive

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notification of the revocation of such person’s authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?

Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we may not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of Prudential Annuities.

Please Note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled “ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?” Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).

Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?

We credit a fixed interest rate to the Fixed Allocation so long as you remain invested for a set period of time called a “Guarantee Period.” (Note that the discussion in this section of Guarantee Periods is not applicable to the Benefit Fixed Rate Account and the DCA Fixed Rate Options). Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change so long as you remain invested for the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates, in our sole discretion, for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-888-PRU-2888 or at www.prudentialannuities.com.

A Guarantee Period for a Fixed Allocation begins:

¡	when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
¡	upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
¡	when you “renew” a Fixed Allocation by electing a new Guarantee Period.

To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see “Do You Offer Dollar Cost Averaging?”) or the Balanced Investment Program.

Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation (“Short-term Fixed Allocations”). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional

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purchase payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. For some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rate we credit for a Fixed Allocation may be subject to a minimum rate which may vary by state. Please refer to the Statement of Additional Information. In certain states, the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw Account Value from a MVA Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a “Market Value Adjustment” or “MVA”. Under certain optional benefits (such as GRO and GRO Plus) a formula transfers amounts between the MVA Fixed Allocations and the Permitted Sub-accounts. The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. Any Market Value Adjustment that applies will be subject to our rules for complying with applicable state law.

¡	“Strips” are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
¡	“Strip Yields” are the yields payable on coupon Strips of United States Treasury securities.
¡

“Option-adjusted Spread” is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.*

MVA Formula

The MVA formula is applied separately to each MVA Fixed Allocation to determine the Account Value of the MVA Fixed Allocation on a particular date. The formula is as follows:

[(1+I)/(1+J+0.0010)]^(N/365)

where:

I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

N is the number of days remaining in the original Guarantee Period.

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The denominator of the MVA formula includes a factor, currently equal to 0.0010 or 0.10%. The factor is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Allocation.

If you surrender your Annuity under the right to cancel provision, the MVA formula is:

[(1 + I)/(1 + J)]^(N/365)

MVA Examples

The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:

¡

You allocate $50,000 into a MVA Fixed Allocation (we refer to this as the “Allocation Date” in these examples) with a Guarantee Period of 5 years (we refer to this as the “Maturity Date” in these examples).

¡	The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
¡	You make no withdrawals or transfers until you decide to withdraw the entire MVA Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA

Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

MVA Factor = [(1+I)/(1+J+0.0010)]^(N/365) = [1.055/1.041]2 = 1.027078

Interim Value = $57,881.25

Account Value after MVA = Interim Value X MVA Factor = $59,448.56

Example of Negative MVA

Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

MVA Factor = [(1+I)/(1+J+0.0010)]^(N/365) = [1.055/1.071]2 = 0.970345

Interim Value = $57,881.25

Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?

The “Maturity Date” for a MVA Fixed Allocation is the last day of the Guarantee Period (note that the discussion in this section of Guarantee Periods is not applicable to the Fixed Allocations used with a dollar cost averaging program, the Benefit Fixed Rate Account, and the DCA Fixed Rate options). Before the Maturity Date, you may choose to renew the MVA Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that MVA Fixed Allocation’s Account Value to another MVA Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a MVA Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all MVA Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

If you do not specify how you want a Fixed Allocation to be allocated on its maturity date, we will then transfer the Account Value in the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

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ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions (“RMD”). You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to MVA Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently, as permitted, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

If you participate in certain Lifetime Guaranteed Minimum Withdrawal Benefits, and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself may terminate. See “Living Benefits” later in this prospectus for more information.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES?

During the Accumulation Period

For federal income tax purposes, a distribution during the accumulation period is deemed to come first from any “gain” in your Annuity and second as a return of your “tax basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period

During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.

CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation period.

¡	To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the “Free Withdrawal” amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
¡	You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

To determine if a CDSC applies to partial withdrawals, we:

1.	First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
2.

Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments, as described in “Fees, Charges and Deductions – Contingent Deferred Sales Charge (“CDSC”)” earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. (This step does not apply if all Purchase Payments have been previously withdrawn.)

3.	Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a “net withdrawal”) or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).

To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

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HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all purchase payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?

Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select (“systematic withdrawals”). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) or 72(q) of the Code or Required Minimum Distributions.

You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

If you do not have an optional benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

If you have a Guaranteed Lifetime Minimum Withdrawal Benefit or the Guaranteed Minimum Withdrawal Benefit (GMWB) and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

¡	Excluding Lifetime Five and GMWB, systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.
¡

If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount, Annual Withdrawal Amount (only applicable to Lifetime Five), Protected Annual Withdrawal Amount (only applicable to GMWB) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount, Protected Annual Withdrawal Amount, or LIA Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal under your living benefit as described above through our Systematic Withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by an applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.

¡

If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, Annual Withdrawal Amount, Protected Annual Withdrawal Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further increase the impact on your future guaranteed withdrawal amounts.

¡	For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.

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DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) AND 72(q) OF THE INTERNAL REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments”. For Annuities issued as Nonqualified Annuities, the Code may provide a similar exception to the 10% penalty tax under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any MVA Fixed Allocations. To request a program that complies with Section 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See “Tax Considerations” for a further discussion of Required Minimum Distributions.)

Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities. However, no MVA will be assessed on a withdrawal taken to meet RMD requirements applicable to your Annuity.

The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any MVA Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). The requirements of such a surrender and waiver may vary by state. We may apply a Market Value Adjustment to any MVA Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to XT6, (a) the amount of any XTra Credits applied

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within 12 months prior to your request to surrender your Annuity (or as otherwise stipulated by applicable State law); and (b) the amount of any XTra Credits added in conjunction with any purchase payments received after our receipt of your request for a Medically-Related Surrender (e.g. purchase payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back XTra Credits as described above (if allowed by State law).

This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

¡	The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;
¡	the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
¡	if the Owner is one or more natural persons, all such Owners must also be alive at such time;
¡	we must receive satisfactory proof of the Annuitant’s confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
¡	no additional purchase payments can be made to the Annuity.

A “Contingency Event” occurs if the Annuitant is:

¡	first confined in a “Medical Care Facility” while your Annuity is in force and remains confined for at least 90 days in a row; or
¡	first diagnosed as having a “Fatal Illness” while your Annuity is in force.

The definitions of “Medical Care Facility” and “Fatal Illness,” as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This waiver is not available in Massachusetts and New York.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make available annuity options that provide fixed annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the “Living Benefits” section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information. You must annuitize your entire Account Value; partial annuitizations are not allowed.

You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. You may change your choices before the Annuity Date.

Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Please note, with respect to XT6, you may not annuitize within the first three Annuity Years and with respect to ASAP III and APEX II, you may not annuitize within the first Annuity Year. With respect to the ASL II Annuity, you may annuitize immediately, if you wish.

For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the “Key Life”. The “Key Life” (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the Key Life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the Key Life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor’s death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Key Lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the Key Life. However, if the Key Life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity. If this Annuity is issued as a Qualified Annuity contract and annuity payments begin after age 92, then this Option will be modified to permit a period certain that will end no later than the life expectancy of the annuitant defined under the IRS Required Minimum Distribution tables.

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Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the insurance charge assessed to cover the risk that Key Lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

We may make different annuity and settlement options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?

Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

You have a right to choose your Annuity Date, provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

For Annuities issued prior to November 20, 2006:

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if you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant’s 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and

¡	unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year’s increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

For Annuities issued on or after November 20, 2006:

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Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the later of the oldest Owner’s or Annuitant’s 95th birthday, whichever occurs first, and the fifth anniversary of the Issue Date.

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If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the Key Life. Otherwise, the rates will differ according to the gender of the Key Life.

Adjustable Annuity Payments

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

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LIVING BENEFITS

DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

Prudential Annuities offers different optional benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under an optional Living Benefit, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:

¡	protecting a principal amount from decreases in value as of specified future dates due to investment performance;
¡	taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;
¡	guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
¡	providing spousal continuation of certain benefits.

The “living benefits” are as follows:

Guaranteed Return Option Plus II (GRO Plus II)

Highest Daily Guaranteed Return Option II (HD GRO II)

Guaranteed Return Option (GRO)1

Guaranteed Return Option Plus (GRO Plus)1

Guaranteed Return Option Plus 2008 (GRO Plus 2008)1

Highest Daily Guaranteed Return Option (Highest Daily GRO)1

Guaranteed Minimum Withdrawal Benefit (GMWB)1

Guaranteed Minimum Income Benefit (GMIB)1

Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit1

Highest Daily Lifetime Five Income Benefit1

Highest Daily Lifetime Seven Income Benefit1

Spousal Highest Daily Lifetime Seven Income Benefit1

Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit1

Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit1

Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit1

Highest Daily Lifetime 7 Plus Income Benefit1

Spousal Highest Daily Lifetime 7 Plus Income Benefit1

Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit1

Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit1

Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit1

Highest Daily Lifetime 6 Plus Income Benefit1

Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator1

Spousal Highest Daily Lifetime 6 Plus Income Benefit1

(1)	No longer available for new elections.

Here is a general description of each kind of living benefit that exists under this Annuity:

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Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or MVA Fixed Allocations, for certain of the benefits). The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.

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Guaranteed Minimum Income Benefit or (“GMIB”). As discussed elsewhere in this Prospectus, you have the right under your Annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.

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Guaranteed Minimum Withdrawal Benefit or (“GMWB”). This benefit is designed for someone who wants to access an annuity’s value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal

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over time, even if the value of the annuity itself has declined. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. This benefit is no longer available for new elections.

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Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access an annuity’s value through withdrawals over time, rather than by annuitizing. These benefits differ from GMWB, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will result in a permanent reduction in future guaranteed withdrawal amounts. If you purchased your contract in New York and wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

Finally, please note that certain of these benefits require your participation in a predetermined mathematical formula that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or the general account, for one of the benefits). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.

In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years.

Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit. We reserve the right to terminate this benefit if you allocate funds into non-permitted Investment Options. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).

Termination of Existing Benefits and Election of New Benefits

If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period to make a new benefit election (you may elect a new benefit beginning on the next Valuation Day) provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. There is no guarantee that any benefit will be available for election at a later date.

Certain living benefits involve your participation in a pre-determined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

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Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

GUARANTEED RETURN OPTION PLUS II (GRO Plus II)

You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel GRO Plus II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit and the Plus40 Optional Life Insurance Rider. As detailed below under “Key Feature – Allocation of Account Value”, your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

Under GRO Plus II, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the “base guarantee.” In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may “manually” lock in an enhanced guarantee once per “benefit year” (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count toward the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from “manually” locking-in an enhanced guarantee during the ensuing benefit year. Conversely, the fact that you “manually” locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions (see below “Key Feature – Allocation of Account Value”). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see “How and When Do I Choose The Annuity Payment Option?” for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program. The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2010 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2011 would increase the base guarantee amount to $130,000.

If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

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Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

EXAMPLE

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

¡	The Issue Date is December 1, 2010
¡	The benefit is elected on December 1, 2010
¡	The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000
¡	An enhanced guarantee amount of $300,000 is locked in on December 1, 2011
¡	The Account Value immediately prior to the withdrawal is equal to $300,000
¡

For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$300,000
Equals ratio	16.67%
All guarantees will be reduced by the above ratio (16.67%)
Base guarantee amount	$166,667
Enhanced guarantee amount	$250,000

Key Feature – Allocation of Account Value

We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II. For purposes of this benefit, we refer to those permitted investment options (other than the required bond portfolio Sub-accounts discussed below) as the “Permitted Sub-accounts.”

GRO Plus II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your Rider schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts in certain other scenarios. The formula is set forth in Appendix O of this prospectus, and applies to both (a) GRO Plus II and (b) elections of HD GRO II made prior to July 16, 2010. A summary description of each AST bond portfolio Sub-account appears within the section entitled “What Are The Investment Objectives and Policies Of The Portfolios?”. You can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the GRO Plus II formula, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-Account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefits). If you have elected GRO Plus II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the predetermined mathematical formula, and thus you may not allocate purchase payments to or make transfers to or from such a Sub-account. Please see the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the “current liability”

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may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.

In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value within the AST bond portfolio Sub-account into the Permitted Sub-accounts in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have elected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

¡

March 19, 2010 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

¡

March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

¡

On March 20, 2010 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) –the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

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Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

¡	The difference between your Account Value and your guarantee amount(s);
¡	The amount of time until the maturity of your guarantee(s);

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¡	The amount invested in, and the performance of, the Permitted Sub-accounts;
¡	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
¡	The discount rate used to determine the present value of your guarantee(s);
¡	Additional purchase payments, if any, that you make to the Annuity; and
¡	Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with these benefits, and you may not allocate purchase payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect GRO Plus II. However you will lose all guarantees that you had accumulated under those benefits. The base guarantee under GRO Plus II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Account Value upon termination of the benefit.

If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” above for more details). It is possible that over time the formula could transfer some, none, or most of the Account Value to the AST bond portfolio Sub-accounts under GRO Plus II. You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available on a post-issue basis.

There is no guarantee that any benefit will be available for election at a later date.

Special Considerations under GRO Plus II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

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Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Options section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

¡	Transfers to and from your elected Sub-accounts and an AST bond portfolio Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
¡	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.
¡	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
¡

We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

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If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment

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options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

Charges under the Benefit

We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)

You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit or the Plus40 Optional Life Insurance Rider. As detailed below under “Key Feature – Allocation of Account Value”, your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

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Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

EXAMPLE

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

¡	The Issue Date is December 1, 2010
¡	The benefit is elected on December 1, 2010
¡	The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
¡	An additional guarantee amount of $300,000 is locked in on December 1, 2011
¡	The Account Value immediately prior to the withdrawal is equal to $300,000
¡

For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$300,000
Equals ratio	16.67%
All guarantees will be reduced by the above ratio (16.67%)
Initial guarantee amount	$166,667
Additional guarantee amount	$250,000

Key Feature – Allocation of Account Value

We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.

HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix Q of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options”. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value transfers between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a

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transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

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March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

¡

March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

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On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

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Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

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Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

¡	The difference between your Account Value and your guarantee amount(s);
¡	The amount of time until the maturity of your guarantee(s);
¡	The amount invested in, and the performance of, the Permitted Sub-accounts;
¡	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
¡	The discount rate used to determine the present value of your guarantee(s);
¡	Additional Purchase Payments, if any, that you make to the Annuity; and
¡	Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

There is no guarantee that any benefit will be available for election at a later date.

Special Considerations under HD GRO II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

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Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

¡	Transfers to and from your elected Sub-accounts and an AST bond portfolio Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
¡	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.
¡	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

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We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

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If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

Charges under the Benefit

We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

GUARANTEED RETURN OPTION PLUS (GRO Plus)

GRO Plus is no longer available for election.

GRO Plus is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period and any applicable subsequent period as the “maturity date”) and on each anniversary of the maturity date thereafter while the benefit remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the “Protected Principal Value”). The benefit also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your benefit. The enhanced guaranteed amount (called the “Enhanced Protected Principal Value”) guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee. If the maturity date of any guarantee under GRO Plus is not a Valuation Day, and we are required to contribute an amount to your Account Value with respect to that maturing guarantee, we would contribute such an amount on the next Valuation Day.

The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and MVA Fixed Allocations used to support the Protected Principal Value(s). The benefit may be appropriate if you wish to protect a principal amount against poor Sub-account performance as of a specific date in the future. There is an additional charge if you elected the Guaranteed Return Option Plus benefit.

The guarantees provided by the benefit exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter.

Key Feature – Protected Principal Value/Enhanced Protected Principal Value

The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

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Base Guarantee: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the benefit remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the benefit remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the base guarantee by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the base guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

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Enhanced Guarantee: On any anniversary following commencement of the benefit, you can establish an enhanced guarantee amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of the specified period following the election of the enhanced guarantee (also referred to as its “maturity date”), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an “auto step-up” feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the benefit (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value and Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate an enhanced guarantee, any amounts held in the MVA Fixed Allocations for the enhanced guarantee will be liquidated, on the

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Valuation Day the request is processed, (which may result in a market value adjustment), and such amounts will be transferred according to the rules described in “Termination of the Benefit/ Enhanced Guarantee”. Termination of an enhanced guarantee will not result in termination of the base guarantee. If you have elected the enhanced guarantee, on the guarantee’s maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value. Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the “Base Guarantee” and the Enhanced Protected Principal Value is referred to as the “Step-Up Guarantee” in the rider we issue for this benefit.

Withdrawals under your Annuity

Withdrawals from your Annuity, while the benefit is in effect, will reduce the base guarantee under the benefit as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the benefit (adjusted for any subsequent purchase payments and, with respect to XT6, any Credits applied to such purchase payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the “dollar-for-dollar limit”). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment (which may be positive or negative) that would apply.

Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus benefit, however, any partial withdrawals in payment of charges for the Plus40 Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus benefit are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under XT6); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

¡	The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
¡	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

¡	The base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
¡	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
—	B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).

The resulting base guarantee amount is: $237,500 X (1 – $7,500 / $177,500), or $227,464.79.

¡	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar limit

A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:

¡	The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79)
¡	The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

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Key Feature – Allocation of Account Value

GRO Plus uses a mathematical formula that we operate to help manage your guarantees through all market cycles. Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a “reallocation trigger”. The formula does this by (a) first identifying each guarantee that is outstanding under GRO Plus (b) then discounting the value of each such guarantee to a present value, based on crediting rates associated with the MVA Fixed Allocations, then (c) identifying the largest of such present values. Then, the formula compares the largest present value to both the Account Value and the value of assets allocated to the Sub-accounts to determine whether a transfer into or out of the MVA Fixed Allocations is required. As detailed in the formula, if that largest present value exceeds the Account Value less a percentage of the Sub-account value, a transfer into the MVA Fixed Allocations will occur. Conversely, if the largest present value is less than the Account Value less a percentage of the Sub-account value, a transfer out of the MVA Fixed Allocations will occur. This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the MVA Fixed Allocations). The formula is set forth in Appendix L.

If your Account Value is greater than or equal to the reallocation trigger, then:

¡	your Account Value in the Sub-accounts will remain allocated according to your most recent instructions; and
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if a portion of your Account Value is allocated to an MVA Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts will be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time;

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if all of your Account Value is allocated to an MVA Fixed Allocation, then all or a portion of that amount may be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts, according to the following hierarchy: (i) first according to any asset allocation program that you may have in effect (ii) if no such program is in effect, then in accordance with any automatic rebalancing program that you may have in effect and (iii) if neither such program is in effect, then to the AST Money Market Sub-account; and

¡	a Market Value Adjustment will apply when we reallocate Account Value from an MVA Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable MVA Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. With respect to any amounts held within the MVA Fixed Allocations, we can give no assurance how long the amounts will reside there or if such amounts will transfer out of the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the MVA Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

¡	The difference between your Account Value (including any Market Value Adjustment) and your Protected Principal Value(s);
¡	The amount of time until the maturity of your guarantee(s);
¡	The amount invested in, and the performance of, the Sub-accounts;
¡	The amount invested in, and interest earned within, the MVA Fixed Allocations;
¡	The current crediting rates associated with MVA Fixed Allocations;
¡	Additional purchase payments, if any, that you make to the Annuity; and
¡	Withdrawals, if any, taken from the Annuity.

Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocations.

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You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when an MVA Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to MVA Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive Sub-account performance and/or under circumstances where MVA Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where MVA Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts under the formula differently than each other because of the different guarantees they support.

You should be aware of the following potential ramifications of the formula:

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Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.

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As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.

¡	Transfers under the formula do not impact your guarantees under GRO Plus that have already been locked-in.

Election of the Benefit

We no longer permit new elections of GRO Plus. If you currently participate in GRO Plus, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus. Please note that if you terminate a living benefit such as GRO Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit/Enhanced Guarantee

You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus benefit entirely, in which case you will lose any existing guarantees.

Upon termination of the benefit or of the enhanced guarantee, any amounts held in the MVA Fixed Allocations related to the guarantee(s) being terminated will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata, based on your Account Value in such Sub-accounts on the day of the transfer, unless we receive other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether an MVA applies depends solely on the terms of the death benefit – see the Death Benefit section of this prospectus).

In general, you may cancel GRO Plus and then elect another living benefit that is available post issue, effective on any Valuation Day after your cancellation of GRO Plus. If you terminate GRO Plus, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the benefit, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse’s election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

Special Considerations under the Guaranteed Return Option Plus

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

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Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. No MVA Fixed Allocations may be in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to MVA Fixed Allocations as of the effective date of the benefit under some circumstances.

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You cannot allocate any portion of purchase payments (including any Credits applied to such purchase payments under XT6) or transfer Account Value to or from a MVA Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments (including any Credits applied to such purchase payments under XT6) may be allocated by us to an MVA Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.

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Transfers from MVA Fixed Allocations made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA Fixed Allocation.

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Transfers from the Sub-accounts to MVA Fixed Allocations or from MVA Fixed Allocations to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

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Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as “investment in the contract” for income tax purposes.

¡	Low interest rates may require allocation to MVA Fixed Allocations even when the current Account Value exceeds the guarantee.
¡	As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to MVA Fixed Allocations.
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We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit

We currently deduct a charge equal to 0.25% of the daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

If you elect the Enhanced Guarantee under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchases, your benefit may be subject to the new charge level. These charges will not exceed the maximum charges shown in the section of this prospectus entitled “Your Optional Benefit Fees and Charges.”

GUARANTEED RETURN OPTION (GRO)

GRO is no longer available for election.

GRO is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period as the “maturity date”) guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the “Protected Principal Value”).

The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts pursuant to a mathematical formula between the Sub-accounts you choose and the MVA Fixed Allocation used to support the Protected Principal Value. There is an additional charge if you elect the Guaranteed Return Option benefit.

The guarantee provided by the benefit exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the MVA Fixed Allocation to support our future guarantee, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date.

Key Feature – Protected Principal Value

Under the GRO benefit, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the Protected Principal Value by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the Protected Principal Value (as discussed below).

We will notify you of any amounts added to your Annuity under the benefit. If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the “Guaranteed Amount” in the rider we issue for this benefit.

Key Feature – Allocation of Account Value

GRO uses a mathematical formula that we operate to help manage your guarantees through all market cycles. The formula weighs a number of factors, including the current Account Value, the value in the Sub-accounts, the value in the MVA Fixed Allocations, the Protected Principal Value, the expected value of the MVA Fixed Allocations used to support the guarantee, the time remaining until maturity, and the current crediting rates associated with the MVA Fixed Allocations. In essence, and as detailed in the formula, the formula will transfer Account Value into the MVA Fixed Allocations if needed to support an anticipated guarantee. The formula is set forth in Appendix M. This required formula thus helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the MVA Fixed Allocations).

Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a “reallocation trigger”. At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. If your entire Account Value is transferred to the MVA Fixed Allocations, the formula will not transfer amounts out of the MVA Fixed Allocations to the Sub-accounts and the entire Account Value would remain in the MVA Fixed Allocations. If you make additional purchase

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payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the MVA Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

¡	The difference between your Account Value (including any Market Value Adjustment) and your Protected Principal Value(s);
¡	The amount of time until the maturity of your Guarantee(s);
¡	The amount invested in, and the performance of, the Sub-accounts;
¡	The amount invested in, and interest earned within, the MVA Fixed Allocations;
¡	The current crediting rates associated with MVA Fixed Allocations;
¡	Additional purchase payments, if any, that you make to the Annuity; and
¡	Withdrawals, if any, taken from the Annuity.

Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocation.

You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

You should be aware of the following potential ramifications of the formula:

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A Market Value Adjustment will apply when we reallocate Account Value from the MVA Fixed Allocation to the Sub-accounts. Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.

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As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.

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If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable MVA Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

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If your Account Value is greater than or equal to the reallocation trigger, and Account Value must be transferred from the MVA Fixed Allocations to the Sub-accounts, then those amounts will be transferred from the MVA Fixed Allocations and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time. A market value adjustment will apply upon a transfer out of the MVA Fixed Allocations, which may result in an increase or decrease in your Account Value.

¡	Transfers under the formula do not impact your guarantees under GRO that have already been locked-in.

Withdrawals from your Annuity, while the benefit is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken pro rata from the Sub-accounts and any MVA Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and the MVA Fixed Allocations up to growth in the MVA Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. The growth in the MVA Fixed Allocations at any point in time consists of the remaining earnings since the program of systematic withdrawal began. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

Election of the Benefit

We no longer permit new elections of GRO. If you currently participate in GRO, your existing guarantees are unaffected by the fact that we no longer offer GRO. Please note that if you terminate a living benefit such as GRO and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as

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of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Restart of the Benefit

Once each Annuity Year you may request to restart the Benefit. Such a request is an election by you to terminate the existing Benefit (and all guarantees under the benefit) and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us in advance in accordance with our administrative requirements. If we accept your request, we then terminate the existing Benefit as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Benefit starts at that time. The initial Protected Principal Value for the new Benefit is the Account Value as of the effective date of the new Benefit. Unless you tell us otherwise, the duration of the new Benefit will be the same as that for the existing Benefit. However, if we do not then make that duration available, you must elect from those we make available at that time. For those who elect to re-start the benefit, the charge will be assessed according to the current methodology prior to re-starting the benefit. – see “Charges under the Benefit” below.

As part of terminating the existing Benefit, we transfer any amounts in MVA Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in MVA Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

Termination of the Benefit

The Annuity Owner also can terminate the Guaranteed Return Option benefit. Upon termination, any amounts held in the MVA Fixed Allocations will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether an MVA applies depends solely on the terms of the death benefit – see the Death Benefit section of this prospectus).

In general, you may cancel GRO and then elect another living benefit available post issue, effective on any Valuation Day after your cancellation of GRO. If you terminate GRO, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the benefit, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse’s election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

The charge for the Guaranteed Return Option benefit will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Benefit below), we will deduct the final annual charge upon termination of the benefit.

Special Considerations under the Guaranteed Return Option. This benefit is subject to certain rules and restrictions, including, but not limited to the following:

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Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. The MVA Fixed Allocation must not have been in effect as of the date that you elected to participate in the benefit. However, the formula may transfer Account Value to the MVA Fixed Allocation as of the effective date of the benefit under some circumstances.

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Annuity Owners cannot allocate any portion of purchase payments (including any Credits applied to such purchase payments under XT6) or transfer Account Value to or from the MVA Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments (including any Credits applied to such purchase payments under XT6) may be allocated by us to the MVA Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.

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Transfers from the MVA Fixed Allocation made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA Fixed Allocation.

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Transfers from the Sub-accounts to the MVA Fixed Allocation or from the MVA Fixed Allocation to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

¡	Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as “investment in the contract” for income tax purposes.
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Any amounts that we add to your Annuity to support our guarantee under the benefit will be applied to the Sub-accounts pro rata, after first transferring any amounts held in the MVA Fixed Allocations as follows: (a) if only a portion of your Account Value is in the MVA Fixed

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Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program and (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you.

¡	Low interest rates may require allocation to the MVA Fixed Allocation even when the current Account Value exceeds the guarantee.
¡	As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to the MVA Fixed Allocation.
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We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit

We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit.

With respect to XT6 and APEX II, effective November 18, 2002, Prudential Annuities changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between February 4, 2002 and November 15, 2002 for XT6 and APEX II and subsequent to November 15, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the benefit was elected.

Owners who purchased an ASAP III Annuity between April 1, 2003 and September 30, 2003 or an ASL II Annuity between February 4, 2002 and November 15, 2002 (the “Promotional Period”) will not be charged the 0.25% annual fee for the Guaranteed Return Option benefit (or the fee for GRO Plus, if that benefit was elected and the Annuity was acquired during the Promotional Period) if elected at any time while their Annuity is in effect.

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Prudential Annuities will not charge the 0.25% annual fee for the entire period that the benefit remains in effect, including any extension of the benefit’s maturity date resulting from the Owner’s election to restart the 7-year benefit duration, regardless of when the Owner elects to participate in the Guaranteed Return Option benefit (or the fee for GRO Plus if that benefit was elected and the Annuity was during the Promotional Period).

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Owners who complete the initial 7-year benefit duration OR terminate the benefit before the benefit’s maturity date, will not be charged the 0.25% annual fee for participating in the benefit if they re-elect the Guaranteed Return Option benefit (or the fee for GRO Plus if that benefit was elected and the Annuity was acquired during the Promotional Period).

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All other terms and conditions of your Annuity and the Guaranteed Return Option benefit (or the fee for GRO Plus if that benefit was elected and the Annuity was acquired during the Promotional Period) apply to Owners who qualify for the waiver of the 0.25% annual fee.

¡	Owners who purchase an Annuity after the completion of the Promotional Period do not qualify for the 0.25% annual fee waiver.

GUARANTEED RETURN OPTION Plus 2008 (GRO Plus 2008)

GRO Plus 2008 is no longer available for new elections.

Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the “base guarantee.” In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per “benefit year” (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from “manually” locking-in an enhanced guarantee during the ensuing benefit year. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your current allocation instructions. Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see “How and When Do I Choose The Annuity

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Payment Option?” for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the “Current AST bond portfolio Sub-account” described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (and associated Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the “dollar-for-dollar corridor.”

The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent purchase payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and “excess withdrawals” (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each “benefit year”, withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the “excess withdrawal”) (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount and the dollar for dollar corridor itself. See examples of this calculation below.

Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.

EXAMPLES

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus 2008 benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

¡	The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
¡	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

¡	The base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
¡	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
—	B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).

The resulting base guarantee amount is: $237,500 X (1 – $7,500 / $177,500), or $227,464.79.

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The Remaining Limit is set to zero (0) for the balance of the first Annuity Year. The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 – $7,500 / $177,500), or $11,971.83.

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Key Feature – Allocation of Account Value

GRO Plus 2008 uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required formula helps us manage our financial exposure under GRO Plus 2008, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the “AST bond portfolios.” The formula described in this section, and which is set forth in Appendix H to this prospectus, applies to both (a) GRO Plus 2008 and (b) elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made prior to July 16, 2010. The formula applicable to elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made after July 16, 2010, is set forth in Appendix P to this prospectus. The cap can be referred to as the “the 90% cap” OR “the 90% cap rule” OR “the 90% cap feature”. A summary description of each AST Bond Portfolio appears within the Prospectus section entitled “What Are The Investment Objectives and Policies Of The Portfolios?”. You can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.

Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond Portfolio only by operation of the formula, and thus you may not allocate purchase payments to such a Portfolio. Please see this Prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the Transfer AST Bond Portfolio Sub-account may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.

In general, the formula works as follows (please see Appendix H). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts (the “Bond Portfolios”). Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Bond Portfolios. If your entire Account Value is transferred to the Bond Portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the Bond Portfolios to the Sub-accounts and the entire Account Value would remain in the Bond Portfolios. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Bond Portfolios. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Bond Portfolios, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

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Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Portfolios pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

¡	The difference between your Account Value and your Guarantee Amount(s);
¡	The amount of time until the maturity of your Guarantee(s);
¡	The amount invested in, and the performance of, the Permitted Sub-accounts;
¡	The amount invested in, and the performance of, the Bond Portfolios;
¡	The discount rate used to determine the present value of your Guarantee(s);
¡	Additional purchase payments, if any, that you make to the Annuity; and
¡	Withdrawals, if any, taken from the Annuity.

Any amounts invested in the Bond Portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

The Bond Portfolios are available only with these benefits, and you may not allocate purchase payments and transfer Account Value to or from the Bond Portfolios.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

GRO Plus 2008 is no longer available for new elections. If you currently participate in GRO Plus 2008, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus 2008.

You may cancel the GRO Plus 2008 benefit at any time. You also can cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation of GRO Plus 2008, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If you are participating in any asset allocation program or automatic rebalancing program, we will transfer any such Account Value in accordance with that program. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, we will transfer the Account Value held in the AST Bond Portfolio to the Money-market Portfolio.

GRO Plus 2008 will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 benefit will no longer be deducted from your Account Value upon termination of the benefit.

If you wish, you may cancel the GRO Plus 2008 benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus 2008 benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio and the Permitted Sub-accounts according to the formula. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefit selected, the AST Investment Grade Bond Portfolio under the newly-elected benefit. You also should be aware that upon cancellation of the GRO Plus 2008 benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current account value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus 2008 benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first valuation day following the cancellation of the GRO Plus 2008 benefit provided that the benefit you are looking to elect is available on a post-issue basis.

Special Considerations under GRO Plus 2008

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

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Upon inception of the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts. The permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

¡	You cannot participate in any dollar cost averaging benefit that transfers Account Value from a fixed interest rate option to a Sub-account.
¡	Transfers between an AST bond portfolio Sub-account and your other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.

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¡	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.
¡	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
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We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit

We deduct a charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts for participation in the GRO Plus 2008 benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of the prospectus entitled “Summary of Contract Fees and Charges.” You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

OPTIONAL 90% CAP FEATURE UNDER GRO PLUS 2008

If you currently own an Annuity and have elected the GRO Plus 2008 benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The mathematical formula appears in Appendix H in this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account (“90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

For example,

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March 19, 2010 – a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

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As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

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Once there is a transfer out of the Transfer AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following “hierarchy” (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

It is possible that an additional transfer to the Permitted Sub-accounts could occur on the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

Important Considerations When Electing this Feature:

¡	At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
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Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

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If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

¡	Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing GRO Plus 2008 benefit.

HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)

We no longer permit new elections of Highest Daily GRO.

Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and

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January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the “Current AST bond portfolio Sub-account” described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the “dollar-for-dollar corridor.”

We reflect the effect of withdrawals by reference to an amount called the “dollar-for-dollar corridor.” The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each “benefit year” (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the “excess withdrawal”) (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee, and the dollar for dollar corridor itself. See examples of this calculation below.

Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

EXAMPLES

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

¡	The initial guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
¡	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

¡	The initial guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
¡	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
—	B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).

The resulting initial guarantee amount is: $237,500 X (1 – $7,500 / $177,500), or $227,464.79.

¡	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 – $7,500 / $177,500), or $11,971.83.

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Key Feature – Allocation of Account Value

HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix P of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. In the formula, we use the term “Transfer Account” to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value will transfer between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the

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entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

¡	The difference between your Account Value and your guarantee amount(s);
¡	The amount of time until the maturity of your guarantee(s);
¡	The amount invested in, and the performance of, the Permitted Sub-accounts;
¡	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
¡	The discount rate used to determine the present value of your guarantee(s);
¡	Additional Purchase Payments, if any, that you make to the Annuity; and
¡	Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Election/Cancellation of the Benefit

We no longer permit new elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your existing guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of Highest Daily GRO, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If you are participating in any asset allocation program or automatic rebalancing program, we will transfer any such Account Value in accordance with that program. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, we will transfer the Account Value held in the AST Bond Portfolio to the Money-market Portfolio.

Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current account value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post-issue basis.

Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

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Special Considerations under Highest Daily GRO

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

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Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

¡	You cannot participate in any dollar cost averaging benefit that transfers Account Value from a fixed interest rate option to a Sub-account.
¡

Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.

¡	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.
¡	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
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We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit

We deduct an annual charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled “Summary of Contract Fees and Charges.” You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO

If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix P of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the “Projected Future Guarantee” (as described above).

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account (“90% cap rule”). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

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If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

For example,

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March 19, 2010 – a transfer is made that results in the 90% cap rule being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

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As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

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Once there is a transfer out of the Transfer AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule).

If at the time you elect the 90% cap rule, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following “hierarchy” (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

Important Considerations When Electing this Feature:

¡	At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
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Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

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If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

The Guaranteed Minimum Withdrawal Benefit is no longer available for new elections.

The Guaranteed Minimum Withdrawal Benefit guarantees your ability to withdraw amounts equal to an initial principal value (called the “Protected Value”), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the benefit – the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the benefit. There is an additional charge if you elected the GMWB benefit; however, the charge may be waived under certain circumstances described below.

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Key Feature – Protected Value

The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of Sub-account performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB benefit terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the “Benefit Base” in the rider we issue for this benefit.

The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB benefit. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB benefit, plus any additional purchase payments (plus any Credits applied to such purchase payments under XT6) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB benefit and the date of your first withdrawal.

¡	If you elect the GMWB benefit at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment (plus any Credits applied to such purchase payments under XT6).
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If we offer the GMWB benefit to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB benefit will be used to determine the initial Protected Value.

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If you make additional purchase payments after your first withdrawal, the Protected Value will be increased by the amount of the additional Purchase Payment (plus any Credits applied to such purchase payments under XT6).

You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5th anniversary following the first withdrawal under the GMWB benefit. The Protected Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Value, you may do so during the 30-day period prior to your eligibility date or on any Valuation Day thereafter. If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the GMWB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

Key Feature – Protected Annual Withdrawal Amount

The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a “dollar-for-dollar” basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the “Maximum Annual Benefit” in the rider we issue for this benefit.

The GMWB benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.

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If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.

¡	Additional purchase payments will increase the Protected Annual Withdrawal Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such purchase payments under XT6).
¡	If the Protected Annual Withdrawal Amount after an adjustment exceeds the Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

The following examples of dollar-for dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

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Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:

¡	The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
¡	The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:

¡	The Protected Value is first reduced by the remaining Protected Annual Withdrawal Amount (from $240,000 to $232,500);
¡	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 – $7,500, or $2,500).
—	B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 – $7,500, or $212,500).

The resulting Protected Value is: $232,500 X (1 – $2,500 / $212,500), or $229,764.71.

¡	The Protected Annual Withdrawal Amount is also reduced by the ratio of A to B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 – $2,500 / $212,500), or $17,294.12.

—	The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Maximum Annual Benefit

A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:

¡	The Protected Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $229,764.71 to $219,764.71).
¡	The remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

Benefits under GMWB

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In addition to any withdrawals you make under the GMWB benefit, Sub-account performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional purchase payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.

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If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not equal to the Account Value for purposes of the Annuity’s other death benefit options. The GMWB benefit does not increase or decrease the amount otherwise payable under the annuity’s other death benefit options. Generally, the GMWB benefit would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.

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If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB benefit and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

Other Important Considerations

¡	Withdrawals under the GMWB benefit are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
¡	Withdrawals made while the GMWB benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.

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The GMWB benefit does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB benefit. The GMWB benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.

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We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

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The Basic Death Benefit will terminate if withdrawals taken under the GMWB benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the GMWB benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of the Benefit

The GMWB benefit is no longer available. If you currently participate in GMWB, your existing guarantees are unaffected by the fact that we no longer offer GMWB.

We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB benefit under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.

Termination of the Benefit

The benefit terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB benefit or your Beneficiary elects to receive the amounts payable under the GMWB benefit in lieu of the death benefit) or upon your election to begin receiving annuity payments.

The charge for the GMWB benefit will no longer be deducted from your Account Value upon termination of the benefit.

Please note that if you terminate a living benefit such as GMWB and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Charges under the Benefit

¡	Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year for the GMWB benefit. The annual charge is deducted daily.
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If, during the seven years following the effective date of the benefit, you do not make any withdrawals, and also during the five years after the effective date of the benefit you make no purchase payment, we will thereafter waive the charge for GMWB. If you make a purchase payment after we have instituted that fee waiver (whether that purchase payment is directed to a Sub-account or to a Fixed Allocation), we will resume imposing the GMWB fee (without notifying you of the resumption of the charge). Withdrawals that you take after the fee waiver has been instituted will not result in the re-imposition of the GMWB charge.

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If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchasers, your benefit may be subject to the new charge level for the benefit.

Additional Tax Considerations for Qualified Contracts/Arrangements

If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1⁄2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

The Guaranteed Minimum Income Benefit is no longer available for new elections.

The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the “Protected Income Value”) that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.

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Key Feature – Protected Income Value

The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the “Protected Value” in the rider we issue for this benefit. The 5% annual growth rate is referred to as the “Roll-Up Percentage” in the rider we issue for this benefit.

The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments (and any Credit that is applied to such purchase payments in the case of XT6) made after the waiting period begins (“Maximum Protected Income Value”), minus the impact of any withdrawals (as described below in “Impact of Withdrawals on the Protected Income Value”) you make from your Annuity after the waiting period begins.

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Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

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Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant’s 80th birthday or the 7th anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional purchase payments (and any Credit that is applied to such purchase payments in the case of XT6). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

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Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of XT6) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

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As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

Stepping-Up the Protected Income Value – You may elect to “step-up” or “reset” your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.

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A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See “Tax Considerations” section in this prospectus for additional information on IRS requirements.

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The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments (and any Credit that is applied to such purchase payments in the case of XT6), minus the impact of any withdrawals after the date of the step-up.

¡	When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
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If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

¡	A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

Impact of Withdrawals on the Protected Income Value – Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a “dollar-for-dollar” basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a “dollar-for-dollar” basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

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The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

¡	The Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
¡	The Maximum Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000 from $500,000.00 to $490,000.00).
¡	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

¡	The Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);
¡	The result is then further reduced by the ratio of A to B, where:
—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
—	B is the Account Value less the Remaining Limit ($220,000 – $2,500, or $217,500).

The resulting Protected Income Value is: $239,506.64 X (1 – $7,500 / $217,500), or $231,247.79.

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The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 – $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X 0.9655 or $470,689.66).

¡	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the dollar-for-dollar limit

A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

¡	The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
¡	The Maximum Protected Income Value is also reduced by the amount withdrawn (i.e., by $10,000 from $470,689.66, to $460,689.66).
¡	The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

Key Feature – GMIB Annuity Payments

You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s or your 95th birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s 92nd birthday.

Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as “age setbacks” (use of an age lower than the Annuitant’s actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

On the date that you elect to begin receiving GMIB annuity payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

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GMIB Annuity Payment Option 1 – Payments for Life with a Certain Period

Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 – Payments for Joint Lives with a Certain Period

Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary

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If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

¡	If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

Other Important Considerations

You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity’s Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

¡	Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
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Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

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We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

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If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.

¡	Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
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At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity’s basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

Election of the Benefit

The GMIB benefit is no longer available. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

Termination of the Benefit

The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Benefit

Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity’s Account

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Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).

No charge applies after the Annuity Date.

LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the “Protected Withdrawal Value”), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options – one is designed to provide an annual withdrawal amount for life (the “Life Income Benefit”) and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the “Withdrawal Benefit”). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to XT6, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

¡	If you elected the Lifetime Five benefit at the time you purchased your Annuity, the Account Value was your initial Purchase Payment.
¡	If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).

Step-Up of the Protected Withdrawal Value

You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

If you elected the Lifetime Five benefit on or after March 20, 2006:

¡	You are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five benefit
¡	The Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up.

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If you elected the Lifetime Five benefit prior to March 20, 2006 and that original election remains in effect:

¡	You are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under the Lifetime Five benefit
¡	The Protected Withdrawal Value can be stepped up again on or after the 5th anniversary of the preceding step-up

In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

If you elected the Lifetime Five benefit on or after March 20, 2006 and have also elected the Auto Step-Up feature:

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the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up

¡	your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount
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if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

¡	once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up

If you elected the Lifetime Five benefit prior to March 20, 2006 and have also elected the Auto Step-Up feature:

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the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five Benefit or (2) the most recent step-up

¡	your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by 5% or more
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if at the time of the first Auto Step-Up opportunity, 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

¡	once a step-up occurs, the next Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the most recent step-up

In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

Key Feature – Annual Income Amount under the Life Income Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (and any associated Credit with respect to XT6). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

Key Feature – Annual Withdrawal Amount under the Withdrawal Benefit The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in

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excess of the Annual Withdrawal Amount (“Excess Withdrawal”), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments (and any associated Credit with respect to XT6). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

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If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

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If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

Examples of Withdrawals

The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a)	Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^(393/365) = $263,484.33
(b)	Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
(c)	Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction

If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

¡	Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $10,000 = $8,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550.
¡	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250. Annual Income Amount for future Annuity Years remains at $13,250.
¡	Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

Example 2. Dollar-for-dollar and proportional reductions

(a)	If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
¡	Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
¡	Remaining Annual Income Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

¡	Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 – $13,250) X $13,250 = $93

Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

¡	Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

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(b)	If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
¡	Remaining Annual Withdrawal Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Withdrawal Amount ($25,000 – $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

¡	Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 – $18,550) X $18,550 = $489

Annual Withdrawal Amount for future Annuity Years = $18,550 – $489 = $18,061

¡	Remaining Annual Income Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Income Amount ($25,000 – $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

¡	Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 – $13,250) X $13,250 = $623.

Annual Income Amount for future Annuity Years = $13,250 – $623 = $12,627

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Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 – $18,550 = $6,450

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Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 – $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 – max {$6,450, $6,503} = $239,947

Benefits under the Lifetime Five Benefit

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If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.

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If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

(1)	apply your Account Value to any annuity option available; or
(2)	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant’s death; or
(3)

request that, as of the date annuity payments are to begin, we payout any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant’s death or the date the Protected Withdrawal Value is depleted.

We must receive your request in a form acceptable to us at our office.

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In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)

the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

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If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

¡	Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
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Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

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In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

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You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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The Basic Death Benefit will terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

¡	If you are taking your entire Annual Withdrawal Amount through the Systematic Withdrawal Program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

Election of the Benefit

We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other available living benefit, on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Any such new benefit may be more expensive.

Termination of the Benefit

The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

Additional Tax Considerations

If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1⁄2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

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SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)

The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

The benefit guarantees until the later death of two natural persons that are each other’s spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the “Designated Lives”, each a “Designated Life”) the ability to withdraw an annual amount (“Spousal Life Income Benefit”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Life Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).

Key Feature – Initial Protected Withdrawal Value

The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to XT6, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).

Key Feature – Annual Income Amount under the Spousal Lifetime Five Income Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

Step-Up of Annual Income Amount

You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (plus any Credit with respect to XT6). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for

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Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

Examples of withdrawals and step-up

The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

The initial Protected Withdrawal Value is calculated as the greatest of (a),(b) and (c):

(a)	Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^(393/365) = $263,484.33
(b)	Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
(c)	Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction

If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result

¡	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.
¡	Annual Income Amount for future Annuity Years remains at $13,250

Example 2. Dollar-for-dollar and proportional reductions

If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:

¡	Remaining Annual Income Amount for current Annuity Year = $0
¡	Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
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Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 – $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

Example 3. Step-up of the Annual Income Amount

If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT

To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

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If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or
(2)

request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

We must receive your request in a form acceptable to us at our office.

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In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)

the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

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If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

¡	Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
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Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

¡	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
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In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

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There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.

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In order for the Surviving Designated Life to continue the Spousal Lifetime Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See “Spousal Designations”, and “Spousal Assumption of Annuity” in this Prospectus.

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You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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The Basic Death Benefit will terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.

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Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity or
(b)

if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Termination of the Benefit

The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. You may terminate the benefit at any time by notifying us. Please note that if you terminate a living benefit such as Spousal Lifetime Five and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

Additional Tax Considerations

If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)

Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments for Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five is based on a single “designated life” who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

The benefit guarantees that until the death of the single designated life the ability to withdraw an annual amount (the “Total Annual Income Amount”) equal to a percentage of an initial principal value (the “Total Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined

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mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix F to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

Key Feature – Total Protected Withdrawal Value

The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the “Current Valuation Day”), the Protected Withdrawal Value is equal to the greater of:

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the Protected Withdrawal Value for the immediately preceding Valuation Day (the “Prior Valuation Day”), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and

¡	the Account Value.

If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the “Tenth Anniversary”), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

(a)	200% of the Account Value on the date you elected Highest Daily Lifetime Five;
(b)	200% of all purchase payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
(c)	100% of all purchase payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while “excess” withdrawals (as described below) may decrease the Total Annual Income Amount.

Key Feature – Total Annual Income Amount under the Highest Daily Lifetime Five Benefit

The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.

Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount (“Excess Income”), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

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Any Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional Purchase Payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:

¡	The Issue Date is December 1, 2006.
¡	The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

Dollar-for-dollar reductions

On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount – $6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

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Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Total Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Total Annual Income Amount for future Annuity Years	$5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credit with respect to XT6).

Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account Value	Highest Quarterly Value (adjusted with withdrawal and purchase payments)**	Adjusted Total Annual Income Amount (5% of the highest quarterly value)
June 1, 2007	$118,000.00	$118,000.00	$5,900.00
August 6, 2007	$110,000.00	$112,885.55	$5,644.28
September 1, 2007	$112,000.00	$112,885.55	$5,644.28
December 1, 2007	$119,000.00	$119,000.00	$5,950.00

*

In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**

In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

¡

The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

¡

This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year’s Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

Benefits under the Highest Daily Lifetime Five Benefit

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To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

¡

If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

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(2)

request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

¡

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)

the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

¡	If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
¡	Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

Other Important Considerations

¡	Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
¡

Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

¡

You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

¡	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
¡

Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.

¡	You cannot allocate purchase payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
¡

Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

¡

In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

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The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.

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The basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner,

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(b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Highest Daily Lifetime Five; and
b)	the sum of each Purchase Payment you made (including any Credits with respect to XT6) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount.

Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Mathematical Formula Component of Highest Daily Lifetime Five

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the “Benefit Fixed Rate Account”). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix F to this

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prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected, the ratios we use will be fixed.

While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

Depending on the results of the formula calculation we may, on any day:

¡	Not make any transfer between the Permitted Sub-accounts and the Benefit Fixed Rate Account; or
¡

If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or

¡

Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.

Each market cycle is unique, therefore the performance of your Sub-accounts and the Benefit Fixed Rate Account, and their impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

¡	The difference between your Account Value and your Total Protected Withdrawal Value;
¡	The amount of time Highest Daily Lifetime Five has been in effect on your Annuity;

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¡	The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;
¡	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
¡	Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.

Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a nonqualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

Optional 90% Cap Feature for the Formula under Highest Daily Lifetime Five

If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix F. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.

Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account (“90% cap” or “90% cap rule”). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the

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formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:

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March 19, 2009 – a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.

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March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

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As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).

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Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

Once the 90% cap rule is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

Please be aware that after the initial transfer out of the Benefit Fixed Rate Account upon election of the 90% cap, there is no assurance that future transfers out will occur, or the amount of such future transfers, as a result of the election of the 90% cap. These transfers will be determined by the mathematical formula and depend on a number of factors unique to your annuity.

Important Considerations When Electing the New Formula:

¡	At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
¡	Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
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Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.

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If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.

Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single “designated life” who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit or the Plus40 Life Insurance Rider. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. We no longer permit new elections of Highest Daily Lifetime Seven.

Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix I to this prospectus, we set forth the formula under

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which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)

the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value.

If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

a)	the Account Value; or
b)	the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)	the Account Value; or
(2)	the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
(3)	the sum of:
(a)	200% of the Account Value on the effective date of the benefit;
(b)	200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
(c)	all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the

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percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.

An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

¡	The Issue Date is December 1, 2007
¡	The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
¡	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

Dollar-for-dollar reductions

On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

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Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*

In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**

In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

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The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

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This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

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The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

Benefits Under the Highest Daily Lifetime Seven Benefit

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To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

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If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

1)	apply your Account Value to any Annuity option available; or
2)	request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

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In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

1)

the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

2)	the Account Value.

¡	If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
¡	Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

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Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

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Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

¡	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
¡	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.
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You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the Prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

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You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

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The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the

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effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit new elections of Highest Daily Lifetime Seven.

For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

If you wish, you may cancel any Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.

Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Highest Daily Lifetime Seven; and
b)	the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount.

Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

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Mathematical Formula Component of Highest Daily Lifetime Seven

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix I to this prospectus.

Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

¡	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
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If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

¡	Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST

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Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

¡	The difference between your Account Value and your Protected Withdrawal Value;
¡	The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;
¡	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
¡	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
¡	Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

However, we do note that if you participate in Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

Highest Daily Lifetime Seven with Beneficiary Income Option

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven with Beneficiary Income Option.

There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or (“BIO”). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO benefit and will begin new guarantees under the newly elected benefit.

If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the

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Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself. Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

Here is an example to illustrate how the death benefit may be paid:

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Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

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Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year payout period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary’s 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value).

The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election and Designations under the Benefit” section, above.

Highest Daily Lifetime Seven with Lifetime Income Accelerator

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven with Lifetime Income Accelerator.

There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator (“Highest Daily Lifetime Seven with LIA”). We no longer permit new elections of Highest Daily Lifetime Seven with LIA.

If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA currently was based on a single “designated life” who was between the ages of 55 and 75 on the date that the benefit was elected. If you terminate your Highest Daily Lifetime Seven Benefit with LIA to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit with LIA and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.

Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value (“PWV”) annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an

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anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.

Eligibility Requirements for LIA Amount Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in .the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements (“LIA conditions”) must be met. It is not necessary to meet both conditions:

1)

The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:
i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
v.	Transferring: Moving into or out of a bed, chair or wheelchair.
vi.

Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.

Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

LIA Amount at the First Withdrawal. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

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LIA Amount after the First Withdrawal. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

Withdrawals in Excess of the LIA Amount. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are permitted.

Annuity Options. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10th benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10th benefit anniversary this option is not available.

We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

Optional 90% Cap Feature for Formula for Highest Daily Lifetime Seven

If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature (subject to state approval) which utilizes a new mathematical formula. The new formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix I. Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% Cap Rule”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts)

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at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

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March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

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As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

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Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix I will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.

Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Important Consideration When Electing the New Formula

¡	At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
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Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

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If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven Income benefit.

Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven

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Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment Options section of this prospectus.

The benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit and at the first death of one of them (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix I to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

1)

the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

2)	the Account Value.

If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

1)	the Account Value; or
2)	the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

1)	the Account Value; or
2)	the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
3)	the sum of:
(a)	200% of the Account Value on the effective date of the benefit.
(b)	200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
(c)	all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

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Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven benefit.

An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

¡	The Issue Date is December 1, 2007

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¡	The Spousal Highest Daily Lifetime Seven benefit is elected on March 5, 2008.
¡	The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

Dollar-for-dollar reductions

On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount – $6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*

In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**

In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

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The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

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This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

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In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

Benefits Under the Spousal Highest Daily Lifetime Seven Benefit

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To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

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If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

1)	apply your Account Value to any Annuity option available; or
2)

request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

1)

the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

2)	the Account Value.

¡	If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
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Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday, will be treated as annuity payments.

Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

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Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

¡	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

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¡	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.
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You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

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You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.

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The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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The Basic Death Benefit will terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit new elections of Spousal Highest Daily Lifetime Seven .Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1⁄2 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

a)	if one Owner dies and the surviving spousal Owner assumes the Annuity or
b)

if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.

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Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
b)	the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second

Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

Mathematical Formula Component of Spousal Highest Daily Lifetime Seven

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix I to this prospectus.

Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

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As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

¡	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
¡

If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

¡	Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

¡	The difference between your Account Value and your Protected Withdrawal Value;
¡	The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;
¡	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
¡	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
¡	Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

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If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option.

There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have chosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit (“BIO”). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven benefit with BIO to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit with BIO, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.

If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

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Here is an example to illustrate how the death benefit may be paid:

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Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

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Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year payout period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary’s 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value).

The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section, above.

Optional 90% Cap Feature for Spousal Highest Daily Lifetime Seven

If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the “Transfer Calculation” portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix I of this prospectus (page I-4). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% Cap Rule”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap ). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

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March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

¡

As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

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Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-

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accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix I will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.

Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Important Consideration When Electing the New Formula:

¡	At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
¡

Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

¡

If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 Plus)

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.

Highest Daily Lifetime 7 Plus is no longer offered for new elections. If you elected Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect any available living benefit, subject to our current rules. See “Election of and Designations under the Benefit” and “Termination of Existing Benefits and Election of New Benefits” below for details. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus is based on a single “designated life” who is at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit other than the Plus 40 life insurance rider and Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section in this prospectus.

Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

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The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

1)

the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

2)	the Account Value.

If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

1)	the Periodic Value described above or,
2)	the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
(a)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;
(b)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
(c)	all adjusted purchase payments made after one year following the effective date of the benefit.

If you elected Highest Daily Lifetime 7 Plus with Beneficiary Income Option (“BIO”) (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit (“Tenth Anniversary”). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date.

On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

Return of Principal Guarantee

If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
b)

the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any

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CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59 1/2 , 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

¡	The Issue Date is December 1, 2008

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¡	The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
¡	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1⁄2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1⁄2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account Value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$ 119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$ 113,986.95	$5,699.35
November 30, 2009	$113,000.00	$ 113,986.95	$5,699.35
December 01, 2009	$119,000.00	$ 119,000.00	$5,950.00

*

In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**

In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

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The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

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This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

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The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

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In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

¡	The Issue Date is December 1, 2008
¡	The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
¡	The Account Value at benefit election was $105,000
¡	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.
¡	No previous withdrawals have been taken under the Highest Daily Lifetime 7 Plus benefit.

On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Return of Principal	$91,875
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
25th benefit year Minimum Periodic Value	$551,250

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amount will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income

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Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal.

In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

Example – Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Benefits Under Highest Daily Lifetime 7 Plus

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.

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If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or
(2)

request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

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In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)

the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

¡	If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
¡	Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

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Other Important Considerations

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Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

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Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

¡	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
¡	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.
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You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

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The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations Under the Benefit

We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Please note that if you terminate a living benefit such as Highest Daily Lifetime 7 Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

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Termination of the Benefit

You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.

Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-Accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-Account”). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix J.

Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant’s attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer

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to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the permitted sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

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March 19, 2009 – a transfer is made to the AST Investment Grade Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

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On March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).

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Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
b)	An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

¡	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
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If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

¡	Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

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At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

¡	The difference between your Account Value and your Protected Withdrawal Value;
¡	The amount of time Highest Daily Lifetime 7 Plus has been in effect on your Annuity;
¡	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
¡	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect) and;
¡	Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.

Highest Daily Lifetime 7 Plus with Beneficiary Income Option

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus with Beneficiary Income Option.

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We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit could be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.

If you elected this death benefit, you could not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant was no older than age 75 at the time of election and met the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

Here is an example to illustrate how the death benefit may be paid:

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Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

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Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year payout period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary’s 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section above.

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Highest Daily Lifetime 7 Plus with Lifetime Income AcceleratorSm

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator.

In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator (“Highest Daily Lifetime 7 Plus with LIA”). You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you could elect the LIA benefit at the time you elect Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elected any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA was based on a single “designated life” who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.

Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)

The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
v.	Transferring: Moving into or out of a bed, chair or wheelchair.
vi.

Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.

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Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

LIA Amount at the First Lifetime Withdrawal.

If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA Amount After the First Lifetime Withdrawal.

If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

Withdrawals in Excess of the LIA Amount.

If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are permitted.

Annuity Options. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts.

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We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

If you elect Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 Plus)

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.

Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer Spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See “Termination of Existing Benefits and Election New Benefits”. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section in this prospectus.

We previously offered a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit and at the first death of one of them (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives (“Lifetime Withdrawals”) provided you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)

the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value.

If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

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(2)	the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;
(b)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
(c)	All adjusted purchase payments made after one year following the effective date of the benefit.

If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (“BIO”) (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit (“Tenth Anniversary”). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date.

On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

Return of Principal Guarantee

If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
b)

the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 – less than 59 1/2, 5% for ages 59 1/2-79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

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Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 – less than 59 1/2, 5% for ages 59 1/2-79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 – less than 59 1/2, 5% for ages 59 1/2-79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

¡	The Issue Date is December 1, 2008
¡	The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
¡	The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

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Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*

In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**

In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

¡

The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

¡

This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

¡

The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with

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the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

¡	The Issue Date is December 1, 2008
¡	The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
¡	The Account Value at benefit election was $105,000
¡	The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit
¡	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 7 Plus benefit

On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Return of Principal	$91,875
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
25th benefit year Minimum Periodic Value	$551,250

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

Example – Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

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Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Benefits Under Spousal Highest Daily Lifetime 7 Plus

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.

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If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or
(2)

request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

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In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)

the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

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Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

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Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

¡	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
¡	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.
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You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime 7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.

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The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations Under the Benefit

We no longer permit new elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing

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Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See “Termination of Existing Benefits and Election of New Benefits” below for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.

Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts And The AST Investment Grade Bond Sub-account

See “How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in this Prospectus for information regarding this component of the benefit.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1⁄2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.

Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option.

We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. You could choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit

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becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts, including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value (less any credits associated with purchase payments applied within 12 months prior to the date of death), and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

Here is an example to illustrate how the death benefit may be paid:

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Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

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Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year payout period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary’s 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section.

HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 Plus)

Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.

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We offered a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section.

Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the death benefit described below, would be payable under the Highest Daily Lifetime 6 Plus benefit.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)

the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

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(2)	the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a)

200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

(b)

200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and

(c)	all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime

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Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

¡	The Issue Date is December 1, 2008
¡	The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
¡	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

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Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
November 25, 2009	$119,000.00	$ 119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$ 113,986.95	$5,699.35
November 30, 2009	$113,000.00	$ 113,986.95	$5,699.35
December 1, 2009	$119,000.00	$ 119,000.00	$5,950.00

*

In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**

In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

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The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

¡

This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

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The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

¡	The Issue Date is December 1, 2008
¡	The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
¡	The Account Value at benefit election was $105,000
¡	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
¡	No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

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On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example – Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Highest Daily Lifetime 6 Plus

If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:

¡	the basic death benefit under the Annuity; and

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¡	the amount of any optional death benefit you may have elected and remains in effect; and
¡

(a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an XT6 Annuity granted within 12 months prior to death.

Please note that the Death Benefit under Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. This death benefit may not be available in all States.

Benefits Under Highest Daily Lifetime 6 Plus

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under “Death Benefit Component of Highest Daily Lifetime 6 Plus”) will also be reduced to zero and the Death Benefit will not be payable.

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Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or
(2)

request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

¡

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)

the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that a Death Benefit (as described above) is not payable if annuity payments are being made at the time of the decedent’s death.

Other Important Considerations

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Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

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Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge.

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On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

¡	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
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You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

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If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

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The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

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The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

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Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:

(i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit” above.

Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the “Bond Sub-account”), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-Accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix N.

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Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

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September 4, 2012 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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September 5, 2012 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.

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On September 5, 2012 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

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Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts.

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This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Account Value in the Bond Sub-account, or
b)	An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

¡	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
¡	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
¡	Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

¡	The difference between your Account Value and your Protected Withdrawal Value;
¡	The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;
¡	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
¡	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
¡	Any withdrawals you take from your Annuity (while the benefit is in effect).

At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily

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Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.

Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator

Effective September 14, 2012, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator.

We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator (“Highest Daily Lifetime 6 Plus with LIA”). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval. Highest Daily Lifetime 6 Plus with LIA is not available in New York and certain other states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single “designated life” who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.

Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 X .30%)

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period

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and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)

The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:
i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
v.	Transferring: Moving into or out of a bed, chair or wheelchair.
vi.

Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.

Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

LIA Amount at the First Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA Amount after the First Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.

Withdrawals in Excess of the LIA Amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

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Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2-79; and 6% for ages 80 and older) to the purchase payment (including any associated purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment (including any associated purchase Credits).

If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Step-Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA amount (except in the case of required minimum distributions), Highest Daily Lifetime 6 Plus with LIA terminates, and no additional payments are permitted. A Death Benefit under Highest Daily Lifetime 6 Plus with LIA is not payable if guarantee payments are being made at the time of the decedent’s death.

Annuity Options. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date (“Tenth Anniversary”), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent’s death.

If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

Death Benefit Component of Highest Daily Lifetime 6 Plus with LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 Plus)

Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must have been elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section.

We offer a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit and at the first death of one of them (the “designated lives”, and each, a “designated life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives (“Lifetime Withdrawals”) provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be

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able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under Spousal Highest Daily Lifetime 6 Plus.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)

the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,
(2)	the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
(a)

200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

(b)

200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and

(c)	all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date

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of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an

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Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

¡	The Issue Date is December 1, 2008
¡	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
¡	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of Proportional Reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

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Date*	Account value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$ 119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$ 113,986.95	$5,699.35
November 30, 2009	$113,000.00	$ 113,986.95	$5,699.35
December 01, 2009	$119,000.00	$ 119,000.00	$5,950.00

*

In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**

In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

¡

The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

¡

This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

¡

The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

¡	The Issue Date is December 1, 2008
¡	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
¡	The Account Value at benefit election was $105,000

¡	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
¡	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

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Here is the calculation:

Withdrawal amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example – Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus

If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:

¡	the basic death benefit under the Annuity; and
¡	the amount of any optional death benefit you may have elected and remains in effect; and
¡

a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an XT6 Annuity granted within 12 months prior to death.

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Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

Please note that the Death Benefit under Spousal Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. This Death Benefit may not be available in all States.

Benefits under Spousal Highest Daily Lifetime 6 Plus

¡

To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.

¡

Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

¡

If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or
(2)

request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

¡

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)

the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that the Death Benefit (described above) is not payable if annuity payments are being made at the time of the decedent’s death.

Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

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Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge.

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On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

¡	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
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You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com

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Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

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If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

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The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

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The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X .2375%)

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

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Election of and Designations under the Benefit

Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b)

if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.

Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts And The AST Investment Grade Bond Sub-Account. See “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1⁄2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than

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five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.

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DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant’s death, if there is no Contingent Annuitant. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally, if a Contingent Annuitant was designated before the Annuitant’s death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the “decedent.”

BASIC DEATH BENEFIT

Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to XT6, under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your purchase payments. (see “How are Credits Applied to My Account Value”.) Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities held by these same types of entities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity which is not eligible for tax deferral benefits under Section 72(u) of the Code. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

For ASAP III, APEX II and XT6 Annuities, the existing basic Death Benefit (for all decedent ages) is the greater of:

¡	The sum of all purchase payments (not including any Credits) less the sum of all proportional withdrawals and
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The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6, if allowed by applicable State law).

For ASL II Annuities issued before July 21, 2008, where death occurs before the decedent’s age 85, the basic Death Benefit is the greater of:

¡	The sum of all purchase payments less the sum of all proportional withdrawals and
¡	The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options.

For ASL II Annuities issued before July 21, 2008 where death occurs after the decedent’s age 85, the Death Benefit is (a) your Account Value (for Annuities other than those issued in New York) or (b) your Account Value in the Sub-accounts plus your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options (for Annuities issued in New York only).

For ASL II Annuities issued on or after July 21, 2008 the basic Death Benefit is the greater of:

¡	The sum of all purchase payments less the sum of all proportional withdrawals and
¡	The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options.

“Proportional withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.

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Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime 7 Plus, or the BIO feature of Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits, you are not permitted to elect an optional Death Benefit. With respect to XT6, under certain circumstances, each optional Death Benefit that you elect may be reduced by the amount of Credits applied to your purchase payments.

Investment restrictions may apply if you elect certain optional death benefits. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit.

Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced Beneficiary Protection Optional Death Benefit is no longer available for new elections. It provides additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

The Enhanced Beneficiary Protection Optional Death Benefit provided a benefit payable in addition to the basic Death Benefit and certain other optional death benefits you may elect in conjunction with this benefit. If the Annuity has one Owner, the Owner had to be age 75 or less at the time the benefit was purchased. If an Annuity has joint Owners, the oldest Owner had to be age 75 or less. If an Annuity is owned by an entity, the Annuitant had to be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit

If you purchased the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.	the basic Death Benefit described above;

PLUS

2.	40% of your “Growth” under an Annuity, as defined below.

“Growth” means the sum of your Account Value in the Sub-accounts and your Interim Value in the MVA Fixed Allocations, minus the total of all purchase payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6, if allowed by applicable State law) reduced by the sum of all proportional withdrawals.

“Proportional withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments.

The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all purchase payments applied to an Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

The Enhanced Beneficiary Protection Optional Death Benefit was offered in those jurisdictions where we received regulatory approval. Certain terms and conditions may differ between jurisdictions. With respect to XT6, APEX II and ASL II, please see Appendix E for a description of the Enhanced Beneficiary Protection Optional Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval. Please refer to the section entitled “Tax Considerations” for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit was not available if you elected the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit, the Spousal Lifetime Five Income Benefit, Spousal Highest Daily Lifetime Seven or Highest Daily Lifetime Seven with BIO.

See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit (“HAV”)

If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the annuitant must be age 79 or less.

Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

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Calculation of Highest Anniversary Value Death Benefit

The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and
2.	the Highest Anniversary Value as of the Owner’s date of death.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and
2.

the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of XT6 or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

The amount determined by this calculation is increased by any purchase payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.

The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The Highest Anniversary Value Death Benefit is not available if you have elected the “Combination 5% Roll-up and Highest Anniversary Value” or the “Highest Daily Value” Death Benefit. It is also not available with Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, or the Spousal Highest Daily Lifetime 7 Plus Benefit. With respect to XT6, APEX II and ASL II, please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.

Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner’s age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit

If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

Certain of the Portfolios offered as Sub-accounts under an Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit

The Combination 5% Roll-up And HAV Death Benefit equals the greatest of:

1.	the basic Death Benefit described above; and
2.	the Highest Anniversary Value Death Benefit described above; and
3.	5% Roll-up described below.

The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date the 5% roll up is equal to:

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all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of XT6 or as otherwise provided for under applicable State law) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner’s date of death;

MINUS

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the sum of all withdrawals, dollar for dollar up to 5% of the Roll-up value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

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If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

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the 5% Roll-up value as of the Death Benefit Target Date increased by total purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of XT6 or as otherwise provided for under applicable State law) made after the Death Benefit Target Date;

MINUS

¡	the sum of all withdrawals which reduce the 5% Roll-up proportionally.

In the case of XT6, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances, if allowed under applicable State law. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner’s age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer annuity anniversaries before the Death Benefit Target Date is reached.

The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven or the BIO feature of the Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits. In the case OF XT6, APEX II AND ASL II, please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.

See Appendix B for examples of how the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit is calculated.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

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The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

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The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

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The Highest Anniversary Value equals the highest of all previous “Anniversary Values” less proportional withdrawals since such anniversary and plus any purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law) since such anniversary.

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The Anniversary Value is the Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment. (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law)

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Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

Highest Daily Value Death Benefit (“HDV”)

The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.

If you elected this benefit, you must allocate your Account Value in accordance with the permitted and available option(s) with this benefit.

The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.

the basic Death Benefit described above (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law); and

2.	the HDV as of the Owner’s date of death.

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If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and
2.

the HDV on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

The amount determined by this calculation is increased by any purchase payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.

The Highest Daily Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. The Highest Daily Value Death Benefit was not available if you elected the Guaranteed Return Option, Guaranteed Return Option Plus, Guaranteed Return Option Plus 2008, Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 Plus benefits, the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit, or the Highest Anniversary Value Death Benefit.

Key Terms Used with the Highest Daily Value Death Benefit:

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The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

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The Highest Daily Value equals the highest of all previous “Daily Values” less proportional withdrawals since such date and plus any purchase payments (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law) since such date.

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The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law).

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Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

Annuities with Joint Owners

For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).

Annuities Owned by Entities

For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable). Where a contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract

Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?

You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The “Combination 5% Roll-up and HAV Death Benefit” and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected one of either the Highest Anniversary Value or the Combination 5% Roll-up and HAV Death Benefits and, in addition, are taking withdrawals under a guaranteed minimum withdrawal or a lifetime guaranteed minimum withdrawal benefit, these optional Death Benefits will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue if a surviving spouse continues the Annuity. Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.

What are the charges for the optional Death Benefits?

For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the average daily net assets of the Sub-accounts. For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we

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impose a charge equal to 0.25% and 0.50%, respectively, per year of the average daily net assets of the Sub-accounts. We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

Please refer to the section entitled “Tax Considerations” for additional considerations in relation to the optional Death Benefit.

PRUDENTIAL ANNUITIES’ ANNUITY REWARDS

What is the Annuity Rewards Benefit in ASAP III, APEX II and XT6?

Annuity Rewards is a death benefit enhancement that Owners can elect when the original CDSC period is over. To be eligible to elect Annuity Rewards, the Account Value on the date that the Annuity Rewards benefit is effective must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). In addition, the effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

Annuity Rewards offers Owners the ability to lock in an amount equal to the Account Value in the Sub-accounts plus the MVA Fixed Allocations (without the effect of any MVA) as an enhancement to their current basic Death Benefit, so their beneficiaries will not receive less than an Annuity’s value as of the effective date of the benefit. Under the Annuity Rewards Benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:

¿	your Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of the effective date of the benefit

¿	MINUS any proportional withdrawals following the effective date of the benefit

¿	PLUS any additional purchase payments applied to your Annuity following the effective date of the benefit.

The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity’s basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your beneficiary will receive the greater amount. Annuity Rewards is not available under ASL II or if your Annuity is held as a Beneficiary Annuity.

PAYMENT OF DEATH BENEFITS

Alternative Death Benefit Payment Options – Annuities Owned By Individuals (not associated with Tax-Favored Plans) Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

In the event of your death before the Annuity Date, the Death Benefit must be distributed:

¡	within five (5) years of the date of death (the “5 Year Deadline”); or
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as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.

If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

¡	as a lump sum payment; or
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Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.

Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

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Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

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If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner

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If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary

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If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

Beneficiary Continuation Option

Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities.

Under the Beneficiary Continuation Option:

¡	The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus, the death benefit must be at least $15,000.
¡	The Owner’s Annuity will be continued in the Owner’s name, for the benefit of the beneficiary.
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Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For nonqualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.

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Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For nonqualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

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The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.

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¡	The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
¡	The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
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No Fixed Allocations or fixed interest rate options will be offered for the nonqualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.

¡	No additional purchase payments can be applied to the Annuity.
¡	The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
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The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary’s withdrawal rights.

¡	Withdrawals are not subject to CDSC.
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Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.

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If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust and the ProFund VP are available under the Beneficiary Continuation Option.

In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

Spousal Assumption of Annuity

You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity, (if available under your Annuity) the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.

A surviving spouse’s ability to continue ownership of the Annuity may be impacted (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.

See the section entitled “Managing Your Annuity – Spousal Designations” and “Contingent Annuitant” for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

When do you determine the Death Benefit?

We determine the amount of the Death Benefit as of the date we receive “due proof of death” (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. “Due proof of death” may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of “due proof of death” we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit is impacted by the Insurance Charge and may be subject to market fluctuations.

Exceptions to Amount of Death Benefit

There are certain exceptions to the amount of the Death Benefit.

Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).

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Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value plus the Interim Value in the MVA Fixed Allocations, less (if allowed by applicable state law) any Purchase Credits (for XT6) granted during the period beginning 12 months prior to decedent’s date of death and ending on the date we receive Due Proof of death. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value plus the Interim Value in the MVA Fixed Allocations. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.

Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

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VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the “Living Benefits – Highest Daily Lifetime Five” section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply. With respect to XT6, the Account Value includes any Credits we applied to your purchase payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to a MVA Fixed Allocation’s Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a MVA Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under “Glossary of Terms” above.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled “What Happens to My Units When There is a Change in Daily Asset-Based Charges?” for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price.” The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?

During the Guarantee Period, we use the concept of an Interim Value for the MVA Fixed Allocations. The Interim Value can be calculated on any day and is equal to the initial value allocated to an MVA Fixed Allocation plus all interest credited to an MVA Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from an MVA Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of an MVA Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the MVA Fixed Allocation times the Market Value Adjustment factor. In addition to MVA Fixed Allocations that are subject to a Market Value Adjustment, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program and are not subject to any MVA. Account Value allocated to the DCA Fixed Rate Options earns the declared rate of interest while it is transferred over a 6 month or 12 month period into the Sub-accounts that you have designated.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed.

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Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

¡	trading on the NYSE is restricted;
¡	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
¡	the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits with respect to XT6) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors.

Additional Purchase Payments: We will apply any additional purchase payments (and any associated Credit with respect to XT6) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see “Living Benefits” for further information on additional purchase payments.

Scheduled Transactions: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code systematic withdrawals, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in “When Do You Process And Value Transactions?”

Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities’ Internet website (www.prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable “cut-off” time and 4:00

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p.m. Eastern Time Owners attempting to process a purchase order or transfer request between the applicable “cut-off” time and 4:00 p.m. Eastern Time, are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the “cut-off” message may process a purchase order or transfer request up until 4:00 p.m. Eastern Time on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. Eastern Time will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Distribution Charge Applicable to ASAP III and XT6: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of units and unit price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the “Combination 5% Roll-up and Highest Anniversary Value Death Benefit” and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

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TAX CONSIDERATIONS

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

Same Sex Marriages, Civil Unions and Domestic Partnerships

The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting. Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

NONQUALIFIED ANNUITIES

In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You

We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.

It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59 1⁄2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes on Withdrawals and Surrender

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments

If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is

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your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.

Partial Annuitization

Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under section 72 of the Code. We do not currently permit partial annuitization.

Medicare Tax on Net Investment Income

The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,400 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

Tax Penalty for Early Withdrawal from a Nonqualified Annuity

You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59 1⁄2. Amounts are not subject to this tax penalty if:

●	the amount is paid on or after you reach age 59 1⁄2 or die;
●	the amount received is attributable to your becoming disabled;
●	generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1⁄2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or
●	the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment must commence within 13 months of the date of purchase).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1⁄2 withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

After you elect an annuity payment option, you are not eligible for a tax-free exchange under Section 1035.

Taxes Payable by Beneficiaries for a Nonqualified Annuity

The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification

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section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

¡	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
¡	Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.
¡	Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

Reporting and Withholding on Distributions

Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners

Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity.

At this time, we will not issue an Annuity to grantor trusts with multiple grantors. Also, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued Annuity was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S.

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Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may typically be purchased for use in connection with:

¡	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
¡	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
¡	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
¡	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
¡	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
¡	Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

You may establish an advisory fee deduction program so that charges for investment advisory fees that are taken from a qualified Annuity with no living benefit are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.

Types of Tax-favored Plans

IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract which summarize the material terms. The IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by

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notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2016 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law).

For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.

In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

¡	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
¡	Your rights as Owner are non-forfeitable;
¡	You cannot sell, assign or pledge the Annuity;
¡	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
¡	The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1⁄2; and
¡	Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

¡	A 10% early withdrawal penalty described below;
¡	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
¡	Failure to take a Required Minimum Distribution, also described below.

SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

¡	If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $53,000 in 2016, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2016, this limit is $265,000;
¡	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
¡	SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $18,000 in 2016 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

¡	Contributions to a Roth IRA cannot be deducted from your gross income;
¡

“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1⁄2; (b) after the Owner’s death; (c) due to the

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Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

¡	If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1⁄2, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.

TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2016. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

¡	Your attainment of age 59 1⁄2;

¡	Your severance of employment;

¡	Your death;

¡	Your total and permanent disability; or

¡	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1⁄2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Required Minimum Distributions and Payment Options

If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1⁄2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

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You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

Charitable IRA Distributions

Certain qualified IRA distributions for charitable purposes are eligible for exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. A qualified charitable distribution, is a distribution made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1⁄2. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

●	If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1⁄2, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

●	If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

●	If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

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Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1⁄2. Amounts are not subject to this tax penalty if:

¡	the amount is paid on or after you reach age 59 1⁄2 or die;
¡	the amount received is attributable to your becoming disabled; or
¡	generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1⁄2 or 5 years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Withholding

We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

¡	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
¡	If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
¡	For all other distributions, we will withhold at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

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Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

Gifts and Generation-skipping Transfers

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1⁄2 years younger than you, there may be generation-skipping transfer tax consequences.

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GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional purchase payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS PRUDENTIAL ANNUITIES?

Prudential Annuities Life Assurance Corporation, a Prudential Financial Company (“Prudential Annuities”), is a stock life insurance company incorporated under the laws of Arizona as of August 31, 2013, formerly incorporated in Connecticut, and is domiciled in Arizona, formerly Connecticut. It is licensed to sell life insurance and annuities in the District of Columbia, Puerto Rico and in all states except New York. Prudential Annuities Life Assurance Corporation is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets through and in conjunction with registered broker-dealers.

Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of the issuing insurance company to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Prudential Annuities.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential Annuities delivers this prospectus to current contract owners that reside outside of the United States.

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Service Providers

Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2015, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
BROADRIDGE INVESTOR COMMUNICATION	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
CT Corporation	UCC filings, corporate filings and annual report filings	111 Eighth Avenue, New York, NY 10011
D.F. King	Proxy services	77 Water Street New York, NY 10005
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030

WHAT ARE SEPARATE ACCOUNTS?

The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. These separate accounts were established under the laws of the State of Connecticut. The assets of each separate account are held in the name of Prudential Annuities, and legally belong to us. Prudential Annuities Life Assurance Corporation segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to a separate account are credited to or charged against each such separate account, without regard to other income, gains, or losses of Prudential Annuities or of any other of our separate accounts. The obligations under the Annuities are those of Prudential Annuities, which is the issuer of the Annuities and the depositor of the separate accounts. More detailed information about Prudential Annuities, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

Separate Account B

During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as “Separate Account B”.

Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

Effective August 31, 2013, Prudential Annuities Life Assurance Corporation changed its domicile from Connecticut to Arizona. As a result of this change, the Arizona Department of Insurance is our principal regulatory authority and all of our separate accounts, including Separate Account B, will now be operated in accordance with the laws of Arizona.

Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional purchase payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the

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investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the purchase payments you make to us.

Separate Account D

During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as “Separate Account D”. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law. Based on our redomestication from Connecticut to Arizona, however, all our Separate Accounts, including Separate Account D, are operated in accordance with the laws of Arizona, as of August 31, 2013.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We are not obligated to invest according to specific guidelines or strategies except as may be required by Arizona and other state insurance laws.

Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?

Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy

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or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.

We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

Material Conflicts

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1) changes in state insurance law;

(2) changes in federal income tax law;

(3) changes in the investment management of any Variable Investment Option; or

(4) differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

Fees and Payments Received by Prudential Annuities

As detailed below, Prudential Annuities and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Prudential Annuities and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.

We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.

We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which services are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.50% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to an annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2015, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $20.00 to approximately $25,000.00. These amounts relate to all individual variable annuity contracts issued by Prudential Annuities or its affiliates, not only the Annuity covered by this prospectus.

In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?

Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA).

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Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (“firms”). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuities directly to potential purchasers.

Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including “wirehouse” and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation (“Allstate”), which included exclusive access to the Allstate affiliated broker-dealer until May 31, 2009. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006.

Under the selling agreements, cash compensation in the form of commissions is paid to firms on sales of the Annuities according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 7.0% for ASAP III, 6.0% for XT6, 5.5% for APEX II and 2.0% for ASL II. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of the Account Value. We may also provide cash compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Prudential Annuities products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Prudential Annuities annuity products sold through the firm. Commissions and other cash compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.

We, or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

A list of the firms to whom Prudential Annuities pays an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

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The list below includes the names of the firms that we are aware (as of December 31, 2015) received cash compensation with respect to our annuity business during 2015 (or as to which a payment amount was accrued during 2015). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. During 2015, the least amount paid, and greatest amount paid, were $.40 and $7,883,815.34, respectively.

Allstate Financial Srvcs, LLC	Investacorp	SAGEPOINT FINANCIAL, INC.
AMERICAN PORTFOLIO FIN SVCS INC	Investment Centers of America	Securian Financial Svcs, Inc.
ASSOCIATED SECURITIES CORP	Investment Professionals	Securities America, Inc.
AXA Advisors, LLC	Janney Montgomery Scott, LLC.	Securities Service Network
BBVA Compass Investment Solutions, Inc.	Lincoln Financial Advisors	Sigma Financial Corporation
BFT Financial Group, LLC	Lincoln Financial Securities Corporation	Signator Investors, Inc.
Cadaret, Grant & Co., Inc.	Lincoln Investment Planning	SII Investments, Inc.
Cambridge Investment Research, Inc.	LPL Financial Corporation	Stifel Nicolaus & Co.
Capital One Investment Services, LLC	M Holdings Securities, Inc	TFS Securities, Inc.
Centaurus Financial, Inc.	MetLife	The Investment Center
Cetera Advisor Network LLC	Mutual Service Corporation	TransAmerica Financial Advisors, Inc.
CFD Investments, Inc.	National Planning Corporation	Triad Advisors, Inc.
Commonwealth Financial Network	Next Financial Group, Inc.	UBS Financial Services, Inc.
Crown Capital Securities, L.P.	NFP Securities, Inc.	United Planners Fin. Serv.
CUNA Brokerage Svcs, Inc.	Parkland Securities	VOYA Financial Advisors
CUSO Financial Services, L.P.	PNC Investments, LLC	Wall Street Financial Group
Equity Services, Inc.	ProEquities	WATERSTONE FINANCIAL GROUP INC
FSC Securities Corp.	Questar Capital Corporation	Wells Fargo Advisors LLC
Gary Goldberg & Co., Inc.	Raymond James & Associates	WELLS FARGO ADVISORS LLC - WEALTH
Geneos Wealth Management, Inc.	Raymond James Financial Svcs	Wells Fargo Investments LLC
H. Beck, Inc.	RBC CAPITAL MARKETS CORPORATION	Woodbury Financial Services
Hantz Financial Services,Inc.	Robert W. Baird & Co., Inc.	World Group Securities, Inc.
Invest Financial Corporation	Royal Alliance Associates	WRP Investments, Inc.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Prudential Annuities Life Assurance Corporation incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Exchange Act since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Prudential Annuities Life Assurance Corporation, One Corporate Drive, Shelton, CT 06484 or by calling 888-PRU-2888. We file periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Prudential’s Customer Service Team

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet

Access information about your Annuity through our website: www.prudentialannuities.com

Correspondence Sent by Regular Mail

Prudential Annuity Service Center

P.O. Box 7960

Philadelphia, PA 19176

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Correspondence Sent by Overnight*, Certified or Registered Mail

Prudential Annuity Service Center

2101 Welsh Road

Dresher, PA 19025

*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.

Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

Litigation and Regulatory Matters

Prudential Annuities is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential Annuities and proceedings generally applicable to business practices in the industry in which we operate. Prudential Annuities is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential Annuities is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Prudential Annuities, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential Annuities’ pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

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Prudential Annuities establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Prudential Annuities reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Prudential Annuities’ litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential Annuities’ results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential Annuities’ litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential Annuities’ financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential Annuities’ financial position.

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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

General Information about Prudential Annuities

Prudential Annuities Life Assurance Corporation

Prudential Annuities Life Assurance Corporation Variable Account B

Prudential Annuities Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor – Prudential Annuities Distributors, Inc.

How the Unit Price is Determined

Additional Information on Fixed Allocations

How We Calculate the Market Value Adjustment

General Information

Voting Rights

Modification

Deferral of Transactions

Misstatement of Age or Sex

Cyber Security Risk

Annuitization

Experts

Legal Experts

Financial Statements

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APPENDIX A – CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential Annuities Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units. The following tables show for each Annuity: (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2016.

*	Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.
**	The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-888-PRU-2888.

ASAP III

Prudential Annuities Life Assurance Corporation

Prospectus

ACCUMULATION UNIT VALUES: With No Optional Benefits (1.25%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ACCESS VP High Yield Fund
01/01/2006 to 12/31/2006	$10.59	$11.46	27,550
01/01/2007 to 12/31/2007	$11.46	$11.90	350,487
01/01/2008 to 12/31/2008	$11.90	$11.21	85,000
01/01/2009 to 12/31/2009	$11.21	$12.94	33,068
01/01/2010 to 12/31/2010	$12.94	$14.87	56,428
01/01/2011 to 12/31/2011	$14.87	$15.09	134,154
01/01/2012 to 12/31/2012	$15.09	$17.01	24,740
01/01/2013 to 12/31/2013	$17.01	$18.48	9,020
01/01/2014 to 12/31/2014	$18.48	$18.67	5,986
01/01/2015 to 12/31/2015	$18.67	$18.47	189
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$11.06	3,716,970
01/01/2007 to 12/31/2007	$11.06	$11.93	5,006,440
01/01/2008 to 12/31/2008	$11.93	$8.03	6,104,215
01/01/2009 to 12/31/2009	$8.03	$9.86	26,917,264
01/01/2010 to 12/31/2010	$9.86	$10.90	35,419,588
01/01/2011 to 12/31/2011	$10.90	$10.48	27,867,684
01/01/2012 to 12/31/2012	$10.48	$11.65	31,632,710
01/01/2013 to 12/31/2013	$11.65	$12.65	31,978,989
01/01/2014 to 12/31/2014	$12.65	$12.97	30,105,387
01/01/2015 to 12/31/2015	$12.97	$12.39	27,204,327

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Advanced Strategies Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.69	795,953
01/01/2007 to 12/31/2007	$10.69	$11.56	1,509,134
01/01/2008 to 12/31/2008	$11.56	$8.02	2,921,992
01/01/2009 to 12/31/2009	$8.02	$9.99	11,833,477
01/01/2010 to 12/31/2010	$9.99	$11.22	16,518,077
01/01/2011 to 12/31/2011	$11.22	$11.09	13,916,989
01/01/2012 to 12/31/2012	$11.09	$12.44	16,310,593
01/01/2013 to 12/31/2013	$12.44	$14.32	17,307,512
01/01/2014 to 12/31/2014	$14.32	$15.01	17,057,115
01/01/2015 to 12/31/2015	$15.01	$14.94	16,830,461
AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$9.79	$11.30	579,491
01/01/2007 to 12/31/2007	$11.30	$11.15	493,545
01/01/2008 to 12/31/2008	$11.15	$7.18	440,398
01/01/2009 to 12/31/2009	$7.18	$8.35	1,506,808
01/01/2010 to 12/31/2010	$8.35	$9.39	2,225,396
01/01/2011 to 12/31/2011	$9.39	$9.60	1,745,553
01/01/2012 to 05/04/2012	$9.60	$10.45	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$10.00	$10.13	7,363
01/01/2014 to 12/31/2014	$10.13	$9.69	21,879
01/01/2015 to 12/31/2015	$9.69	$8.08	22,662
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.67	2,950
01/01/2014 to 12/31/2014	$11.67	$13.04	10,911
01/01/2015 to 12/31/2015	$13.04	$13.10	3,306
AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.95	1,008,771
01/01/2007 to 12/31/2007	$10.95	$11.79	1,635,321
01/01/2008 to 12/31/2008	$11.79	$8.30	3,896,032
01/01/2009 to 12/31/2009	$8.30	$10.11	26,515,475
01/01/2010 to 12/31/2010	$10.11	$11.21	36,140,128
01/01/2011 to 12/31/2011	$11.21	$10.94	30,390,625
01/01/2012 to 12/31/2012	$10.94	$12.15	33,353,854
01/01/2013 to 12/31/2013	$12.15	$14.12	32,580,994
01/01/2014 to 12/31/2014	$14.12	$14.85	31,331,321
01/01/2015 to 12/31/2015	$14.85	$14.73	29,948,118
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.19	574,642
01/01/2012 to 12/31/2012	$9.19	$10.16	990,484
01/01/2013 to 12/31/2013	$10.16	$11.12	1,435,345
01/01/2014 to 12/31/2014	$11.12	$11.52	1,600,090
01/01/2015 to 12/31/2015	$11.52	$11.03	1,507,755
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.53	140,647
01/01/2014 to 12/31/2014	$10.53	$10.77	283,388
01/01/2015 to 12/31/2015	$10.77	$10.66	435,718
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$12.22	$12.53	2,687,532
01/01/2007 to 12/31/2007	$12.53	$13.21	2,594,813
01/01/2008 to 12/31/2008	$13.21	$13.19	1,654,958
01/01/2009 to 12/31/2009	$13.19	$14.36	2,949,882
01/01/2010 to 12/31/2010	$14.36	$14.74	3,080,140
01/01/2011 to 12/31/2011	$14.74	$14.88	2,600,827
01/01/2012 to 12/31/2012	$14.88	$15.38	2,281,868
01/01/2013 to 12/31/2013	$15.38	$14.86	2,529,324
01/01/2014 to 12/31/2014	$14.86	$14.66	2,269,196
01/01/2015 to 12/31/2015	$14.66	$14.55	2,959,875

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$13.88	$14.22	2,004,498
01/01/2007 to 12/31/2007	$14.22	$15.21	2,344,694
01/01/2008 to 12/31/2008	$15.21	$14.68	2,402,587
01/01/2009 to 12/31/2009	$14.68	$16.90	10,715,121
01/01/2010 to 12/31/2010	$16.90	$17.97	15,065,751
01/01/2011 to 12/31/2011	$17.97	$18.31	11,688,146
01/01/2012 to 12/31/2012	$18.31	$19.77	12,996,719
01/01/2013 to 12/31/2013	$19.77	$19.16	12,953,608
01/01/2014 to 12/31/2014	$19.16	$19.72	11,489,506
01/01/2015 to 12/31/2015	$19.72	$19.07	10,043,635
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.31	12,617
01/01/2010 to 12/31/2010	$10.31	$11.57	232,319
01/01/2011 to 12/31/2011	$11.57	$10.76	231,641
01/01/2012 to 12/31/2012	$10.76	$12.03	245,550
01/01/2013 to 12/31/2013	$12.03	$15.61	326,167
01/01/2014 to 12/31/2014	$15.61	$17.00	367,570
01/01/2015 to 12/31/2015	$17.00	$15.99	301,942
AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.24	4,226,992
01/01/2007 to 12/31/2007	$11.24	$12.18	5,738,690
01/01/2008 to 12/31/2008	$12.18	$7.82	6,696,087
01/01/2009 to 12/31/2009	$7.82	$9.68	31,792,069
01/01/2010 to 12/31/2010	$9.68	$10.84	41,650,794
01/01/2011 to 12/31/2011	$10.84	$10.44	30,125,427
01/01/2012 to 12/31/2012	$10.44	$11.73	36,635,255
01/01/2013 to 12/31/2013	$11.73	$14.21	42,035,241
01/01/2014 to 12/31/2014	$14.21	$15.01	45,541,719
01/01/2015 to 12/31/2015	$15.01	$14.90	47,837,914
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.70	62,740
01/01/2014 to 12/31/2014	$11.70	$13.13	327,518
01/01/2015 to 12/31/2015	$13.13	$12.50	355,150
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$24.98	$33.72	265,912
01/01/2007 to 12/31/2007	$33.72	$26.66	201,539
01/01/2008 to 12/31/2008	$26.66	$17.10	163,226
01/01/2009 to 12/31/2009	$17.10	$22.28	328,842
01/01/2010 to 12/31/2010	$22.28	$28.31	510,403
01/01/2011 to 12/31/2011	$28.31	$29.80	376,813
01/01/2012 to 12/31/2012	$29.80	$33.94	463,095
01/01/2013 to 12/31/2013	$33.94	$34.57	450,921
01/01/2014 to 12/31/2014	$34.57	$44.69	435,105
01/01/2015 to 12/31/2015	$44.69	$46.27	353,550
AST DeAm Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.12	$15.54	201,904
01/01/2007 to 12/31/2007	$15.54	$12.62	180,260
01/01/2008 to 07/18/2008	$12.62	$11.59	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.72	303,073
01/01/2014 to 12/31/2014	$9.72	$10.08	746,488
01/01/2015 to 12/31/2015	$10.08	$9.95	1,285,715

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.00	7,406
01/01/2008 to 12/31/2008	$10.00	$7.19	357,647
01/01/2009 to 12/31/2009	$7.19	$8.61	4,494,394
01/01/2010 to 12/31/2010	$8.61	$9.64	5,446,761
01/01/2011 to 12/31/2011	$9.64	$9.28	3,985,768
01/01/2012 to 12/31/2012	$9.28	$10.41	5,011,567
01/01/2013 to 12/31/2013	$10.41	$12.26	5,891,470
01/01/2014 to 12/31/2014	$12.26	$12.80	5,891,137
01/01/2015 to 10/16/2015	$12.80	$12.81	0
AST FI Pyramis® Quantitative Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.61	563,523
01/01/2007 to 12/31/2007	$10.61	$11.38	1,273,685
01/01/2008 to 12/31/2008	$11.38	$7.36	2,512,483
01/01/2009 to 12/31/2009	$7.36	$9.00	13,285,906
01/01/2010 to 12/31/2010	$9.00	$10.17	18,069,778
01/01/2011 to 12/31/2011	$10.17	$9.89	14,621,843
01/01/2012 to 12/31/2012	$9.89	$10.80	16,149,940
01/01/2013 to 12/31/2013	$10.80	$12.24	16,127,379
01/01/2014 to 12/31/2014	$12.24	$12.47	15,527,345
01/01/2015 to 12/31/2015	$12.47	$12.44	14,523,258
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.49	330,061
01/01/2009 to 11/13/2009	$7.49	$8.40	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.78	21,787,715
01/01/2013 to 12/31/2013	$10.78	$13.25	22,443,796
01/01/2014 to 12/31/2014	$13.25	$13.50	20,750,425
01/01/2015 to 10/16/2015	$13.50	$12.98	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.85	1,176,421
01/01/2014 to 12/31/2014	$10.85	$10.99	1,997,017
01/01/2015 to 10/16/2015	$10.99	$10.52	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.12	18,489
01/01/2009 to 12/31/2009	$6.12	$8.17	392,443
01/01/2010 to 12/31/2010	$8.17	$9.70	703,230
01/01/2011 to 12/31/2011	$9.70	$9.10	496,999
01/01/2012 to 12/31/2012	$9.10	$11.39	678,965
01/01/2013 to 12/31/2013	$11.39	$11.74	726,338
01/01/2014 to 12/31/2014	$11.74	$13.20	640,841
01/01/2015 to 12/31/2015	$13.20	$13.03	568,244
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2006 to 12/31/2006	$4.77	$5.18	791,152
01/01/2007 to 12/31/2007	$5.18	$5.84	1,134,004
01/01/2008 to 12/31/2008	$5.84	$3.44	756,326
01/01/2009 to 12/31/2009	$3.44	$5.08	2,674,512
01/01/2010 to 12/31/2010	$5.08	$5.53	3,127,898
01/01/2011 to 12/31/2011	$5.53	$5.25	2,222,540
01/01/2012 to 12/31/2012	$5.25	$6.20	2,485,564
01/01/2013 to 12/31/2013	$6.20	$7.95	2,301,474
01/01/2014 to 02/07/2014	$7.95	$7.82	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.63	$13.46	3,863,961
01/01/2007 to 12/31/2007	$13.46	$13.98	3,567,122
01/01/2008 to 12/31/2008	$13.98	$8.19	2,148,857
01/01/2009 to 12/31/2009	$8.19	$9.64	3,356,527
01/01/2010 to 12/31/2010	$9.64	$10.74	3,792,800
01/01/2011 to 12/31/2011	$10.74	$10.02	2,403,875
01/01/2012 to 12/31/2012	$10.02	$11.84	2,347,900
01/01/2013 to 12/31/2013	$11.84	$15.62	3,172,056
01/01/2014 to 12/31/2014	$15.62	$17.45	3,008,724
01/01/2015 to 12/31/2015	$17.45	$16.43	5,726,161
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$4.60	$4.83	2,231,991
01/01/2007 to 12/31/2007	$4.83	$5.69	2,097,846
01/01/2008 to 12/31/2008	$5.69	$3.32	1,540,597
01/01/2009 to 12/31/2009	$3.32	$5.16	3,511,898
01/01/2010 to 12/31/2010	$5.16	$6.10	4,701,456
01/01/2011 to 12/31/2011	$6.10	$5.85	2,984,433
01/01/2012 to 12/31/2012	$5.85	$6.91	3,543,005
01/01/2013 to 12/31/2013	$6.91	$9.02	3,803,084
01/01/2014 to 12/31/2014	$9.02	$9.93	3,451,022
01/01/2015 to 12/31/2015	$9.93	$9.25	6,436,836
AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.17	0
01/01/2008 to 12/31/2008	$10.17	$7.62	580,121
01/01/2009 to 12/31/2009	$7.62	$9.28	10,277,818
01/01/2010 to 12/31/2010	$9.28	$10.23	15,177,989
01/01/2011 to 12/31/2011	$10.23	$10.05	13,203,096
01/01/2012 to 12/31/2012	$10.05	$10.93	13,851,569
01/01/2013 to 12/31/2013	$10.93	$11.85	12,668,648
01/01/2014 to 12/31/2014	$11.85	$12.17	11,883,638
01/01/2015 to 12/31/2015	$12.17	$11.91	10,938,915
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009* to 12/31/2009	$16.24	$20.94	421,295
01/01/2010 to 12/31/2010	$20.94	$26.21	766,856
01/01/2011 to 12/31/2011	$26.21	$26.22	545,711
01/01/2012 to 12/31/2012	$26.22	$29.96	718,499
01/01/2013 to 12/31/2013	$29.96	$41.07	746,802
01/01/2014 to 12/31/2014	$41.07	$43.47	743,211
01/01/2015 to 12/31/2015	$43.47	$40.57	684,069
AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.07	$14.51	524,592
01/01/2007 to 12/31/2007	$14.51	$14.50	421,188
01/01/2008 to 12/31/2008	$14.50	$8.98	486,765
01/01/2009 to 12/31/2009	$8.98	$10.49	858,302
01/01/2010 to 12/31/2010	$10.49	$11.64	1,078,324
01/01/2011 to 12/31/2011	$11.64	$11.44	864,374
01/01/2012 to 12/31/2012	$11.44	$12.81	1,095,404
01/01/2013 to 12/31/2013	$12.81	$17.03	1,093,521
01/01/2014 to 12/31/2014	$17.03	$17.08	968,257
01/01/2015 to 12/31/2015	$17.08	$15.85	729,571

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST High Yield Portfolio
01/01/2006 to 12/31/2006	$12.04	$13.12	1,019,726
01/01/2007 to 12/31/2007	$13.12	$13.28	683,986
01/01/2008 to 12/31/2008	$13.28	$9.76	483,533
01/01/2009 to 12/31/2009	$9.76	$13.07	1,798,628
01/01/2010 to 12/31/2010	$13.07	$14.65	1,948,092
01/01/2011 to 12/31/2011	$14.65	$14.93	1,565,537
01/01/2012 to 12/31/2012	$14.93	$16.78	1,557,475
01/01/2013 to 12/31/2013	$16.78	$17.76	1,226,395
01/01/2014 to 12/31/2014	$17.76	$17.99	960,460
01/01/2015 to 12/31/2015	$17.99	$17.13	809,699
AST International Growth Portfolio
01/01/2006 to 12/31/2006	$18.90	$22.58	1,664,525
01/01/2007 to 12/31/2007	$22.58	$26.55	1,428,930
01/01/2008 to 12/31/2008	$26.55	$13.05	942,837
01/01/2009 to 12/31/2009	$13.05	$17.43	1,310,930
01/01/2010 to 12/31/2010	$17.43	$19.71	1,459,929
01/01/2011 to 12/31/2011	$19.71	$16.95	915,042
01/01/2012 to 12/31/2012	$16.95	$20.14	876,174
01/01/2013 to 12/31/2013	$20.14	$23.68	1,198,831
01/01/2014 to 12/31/2014	$23.68	$22.09	1,223,949
01/01/2015 to 12/31/2015	$22.09	$22.50	1,809,004
AST International Value Portfolio
01/01/2006 to 12/31/2006	$7.87	$9.90	593,100
01/01/2007 to 12/31/2007	$9.90	$11.52	794,549
01/01/2008 to 12/31/2008	$11.52	$6.37	641,680
01/01/2009 to 12/31/2009	$6.37	$8.21	1,442,051
01/01/2010 to 12/31/2010	$8.21	$9.01	1,743,754
01/01/2011 to 12/31/2011	$9.01	$7.78	1,310,153
01/01/2012 to 12/31/2012	$7.78	$8.96	1,443,923
01/01/2013 to 12/31/2013	$8.96	$10.57	1,466,476
01/01/2014 to 12/31/2014	$10.57	$9.74	1,498,945
01/01/2015 to 12/31/2015	$9.74	$9.70	1,451,464
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.19	0
01/01/2008 to 12/31/2008	$10.19	$6.98	399,983
01/01/2009 to 12/31/2009	$6.98	$8.73	7,461,975
01/01/2010 to 12/31/2010	$8.73	$9.81	11,413,961
01/01/2011 to 12/31/2011	$9.81	$9.63	9,459,319
01/01/2012 to 12/31/2012	$9.63	$10.80	10,990,212
01/01/2013 to 12/31/2013	$10.80	$12.40	11,236,583
01/01/2014 to 12/31/2014	$12.40	$13.03	10,578,434
01/01/2015 to 12/31/2015	$13.03	$12.73	9,621,923
AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$9.04	$10.96	1,002,727
01/01/2007 to 12/31/2007	$10.96	$11.84	985,495
01/01/2008 to 12/31/2008	$11.84	$6.85	614,606
01/01/2009 to 12/31/2009	$6.85	$9.20	1,827,855
01/01/2010 to 12/31/2010	$9.20	$9.73	2,492,453
01/01/2011 to 12/31/2011	$9.73	$8.73	1,670,674
01/01/2012 to 12/31/2012	$8.73	$10.51	1,947,918
01/01/2013 to 12/31/2013	$10.51	$11.98	2,070,280
01/01/2014 to 12/31/2014	$11.98	$11.07	2,030,830
01/01/2015 to 12/31/2015	$11.07	$10.63	1,995,091

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2006 to 12/31/2006	$10.09	$11.07	97,906
01/01/2007 to 12/31/2007	$11.07	$11.15	378,693
01/01/2008 to 12/31/2008	$11.15	$9.07	2,914,005
01/01/2009 to 12/31/2009	$9.07	$10.93	11,840,797
01/01/2010 to 12/31/2010	$10.93	$11.58	12,820,574
01/01/2011 to 12/31/2011	$11.58	$11.46	10,703,645
01/01/2012 to 12/31/2012	$11.46	$12.53	11,456,895
01/01/2013 to 12/31/2013	$12.53	$13.74	10,732,965
01/01/2014 to 12/31/2014	$13.74	$14.31	9,639,995
01/01/2015 to 12/31/2015	$14.31	$14.10	8,937,607
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.30	8,995
01/01/2010 to 12/31/2010	$10.30	$11.32	127,021
01/01/2011 to 12/31/2011	$11.32	$11.25	177,346
01/01/2012 to 12/31/2012	$11.25	$12.80	291,710
01/01/2013 to 12/31/2013	$12.80	$17.25	337,499
01/01/2014 to 12/31/2014	$17.25	$18.65	400,956
01/01/2015 to 12/31/2015	$18.65	$20.38	557,339
AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.77	$12.60	680,203
01/01/2007 to 12/31/2007	$12.60	$12.07	680,350
01/01/2008 to 12/31/2008	$12.07	$6.97	649,783
01/01/2009 to 12/31/2009	$6.97	$8.23	1,032,590
01/01/2010 to 12/31/2010	$8.23	$9.19	1,205,571
01/01/2011 to 12/31/2011	$9.19	$8.70	860,066
01/01/2012 to 12/31/2012	$8.70	$10.04	942,929
01/01/2013 to 12/31/2013	$10.04	$13.86	1,237,335
01/01/2014 to 12/31/2014	$13.86	$15.57	1,567,637
01/01/2015 to 12/31/2015	$15.57	$14.17	1,387,504
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.20	$10.80	5,983,458
01/01/2007 to 12/31/2007	$10.80	$12.26	5,638,342
01/01/2008 to 12/31/2008	$12.26	$6.82	3,539,119
01/01/2009 to 12/31/2009	$6.82	$8.74	4,539,651
01/01/2010 to 12/31/2010	$8.74	$10.34	4,594,031
01/01/2011 to 12/31/2011	$10.34	$10.11	3,055,225
01/01/2012 to 12/31/2012	$10.11	$11.21	2,844,826
01/01/2013 to 12/31/2013	$11.21	$15.12	3,397,998
01/01/2014 to 12/31/2014	$15.12	$16.52	3,969,455
01/01/2015 to 12/31/2015	$16.52	$17.95	4,884,346
AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$12.69	$13.76	1,196,608
01/01/2007 to 12/31/2007	$13.76	$14.42	1,051,089
01/01/2008 to 12/31/2008	$14.42	$10.93	929,322
01/01/2009 to 12/31/2009	$10.93	$14.52	1,689,546
01/01/2010 to 12/31/2010	$14.52	$16.27	1,430,293
01/01/2011 to 12/31/2011	$16.27	$17.70	1,455,420
01/01/2012 to 12/31/2012	$17.70	$18.51	1,706,809
01/01/2013 to 12/31/2013	$18.51	$17.91	1,893,341
01/01/2014 to 12/31/2014	$17.91	$18.82	1,987,724
01/01/2015 to 12/31/2015	$18.82	$18.48	2,459,385

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2006 to 12/31/2006	$11.67	$14.32	349,460
01/01/2007 to 12/31/2007	$14.32	$15.47	339,584
01/01/2008 to 12/31/2008	$15.47	$10.09	263,096
01/01/2009 to 12/31/2009	$10.09	$13.10	807,357
01/01/2010 to 12/31/2010	$13.10	$14.49	1,434,007
01/01/2011 to 12/31/2011	$14.49	$13.86	1,104,093
01/01/2012 to 12/31/2012	$13.86	$16.85	1,340,014
01/01/2013 to 12/31/2013	$16.85	$21.24	1,588,995
01/01/2014 to 12/31/2014	$21.24	$21.73	1,725,316
01/01/2015 to 12/31/2015	$21.73	$21.15	1,698,436
AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$7.39	$8.01	758,550
01/01/2007 to 12/31/2007	$8.01	$9.10	686,498
01/01/2008 to 12/31/2008	$9.10	$5.72	700,352
01/01/2009 to 12/31/2009	$5.72	$7.03	1,732,194
01/01/2010 to 12/31/2010	$7.03	$7.82	2,119,460
01/01/2011 to 12/31/2011	$7.82	$7.68	1,429,953
01/01/2012 to 12/31/2012	$7.68	$8.88	1,486,414
01/01/2013 to 12/31/2013	$8.88	$11.99	1,613,878
01/01/2014 to 12/31/2014	$11.99	$12.87	1,604,312
01/01/2015 to 12/31/2015	$12.87	$13.63	1,586,674
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.21	14,203
01/01/2013 to 12/31/2013	$10.21	$13.56	157,910
01/01/2014 to 12/31/2014	$13.56	$14.76	253,800
01/01/2015 to 12/31/2015	$14.76	$14.47	289,780
AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.11	$13.66	174,411
01/01/2007 to 12/31/2007	$13.66	$13.86	156,606
01/01/2008 to 12/31/2008	$13.86	$8.47	191,791
01/01/2009 to 12/31/2009	$8.47	$11.62	547,214
01/01/2010 to 12/31/2010	$11.62	$14.18	743,476
01/01/2011 to 12/31/2011	$14.18	$13.52	516,116
01/01/2012 to 12/31/2012	$13.52	$15.81	587,711
01/01/2013 to 12/31/2013	$15.81	$20.67	561,570
01/01/2014 to 12/31/2014	$20.67	$23.47	523,357
01/01/2015 to 12/31/2015	$23.47	$21.64	445,783
AST Money Market Portfolio
01/01/2006 to 12/31/2006	$10.62	$10.96	3,505,960
01/01/2007 to 12/31/2007	$10.96	$11.36	4,361,361
01/01/2008 to 12/31/2008	$11.36	$11.50	7,844,009
01/01/2009 to 12/31/2009	$11.50	$11.38	7,658,391
01/01/2010 to 12/31/2010	$11.38	$11.24	6,801,612
01/01/2011 to 12/31/2011	$11.24	$11.10	6,279,406
01/01/2012 to 12/31/2012	$11.10	$10.96	4,601,307
01/01/2013 to 12/31/2013	$10.96	$10.83	3,604,420
01/01/2014 to 12/31/2014	$10.83	$10.69	3,389,920
01/01/2015 to 12/31/2015	$10.69	$10.56	2,655,605
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.08	42,951
01/01/2012 to 12/31/2012	$10.08	$10.44	158,119
01/01/2013 to 12/31/2013	$10.44	$10.01	172,211
01/01/2014 to 12/31/2014	$10.01	$10.40	356,190
01/01/2015 to 10/16/2015	$10.40	$10.40	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$8.00	$9.01	697,877
01/01/2007 to 12/31/2007	$9.01	$10.88	971,242
01/01/2008 to 12/31/2008	$10.88	$6.10	610,828
01/01/2009 to 12/31/2009	$6.10	$7.82	1,281,862
01/01/2010 to 12/31/2010	$7.82	$9.94	1,796,178
01/01/2011 to 12/31/2011	$9.94	$9.98	1,468,365
01/01/2012 to 12/31/2012	$9.98	$11.08	1,554,762
01/01/2013 to 12/31/2013	$11.08	$14.51	1,582,884
01/01/2014 to 12/31/2014	$14.51	$15.46	1,649,910
01/01/2015 to 10/16/2015	$15.46	$15.91	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$7.35	$7.82	344,893
01/01/2007 to 12/31/2007	$7.82	$9.17	382,635
01/01/2008 to 12/31/2008	$9.17	$5.20	242,993
01/01/2009 to 12/31/2009	$5.20	$6.30	809,394
01/01/2010 to 12/31/2010	$6.30	$7.48	1,201,338
01/01/2011 to 04/29/2011	$7.48	$8.40	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$18.55	$20.28	1,086,861
01/01/2007 to 12/31/2007	$20.28	$20.66	975,347
01/01/2008 to 12/31/2008	$20.66	$11.78	570,591
01/01/2009 to 12/31/2009	$11.78	$16.36	867,525
01/01/2010 to 12/31/2010	$16.36	$19.95	1,067,139
01/01/2011 to 12/31/2011	$19.95	$19.21	718,917
01/01/2012 to 12/31/2012	$19.21	$22.22	726,117
01/01/2013 to 12/31/2013	$22.22	$31.16	958,640
01/01/2014 to 12/31/2014	$31.16	$35.15	927,072
01/01/2015 to 12/31/2015	$35.15	$32.75	1,007,427
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.35	1,899,490
01/01/2013 to 12/31/2013	$10.35	$12.16	2,026,276
01/01/2014 to 12/31/2014	$12.16	$12.62	1,937,576
01/01/2015 to 12/31/2015	$12.62	$12.31	1,762,413
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.58	25,631
01/01/2009 to 12/31/2009	$5.58	$9.18	1,699,847
01/01/2010 to 12/31/2010	$9.18	$11.09	2,970,397
01/01/2011 to 12/31/2011	$11.09	$8.73	2,098,763
01/01/2012 to 12/31/2012	$8.73	$10.17	2,548,478
01/01/2013 to 12/31/2013	$10.17	$10.06	2,789,183
01/01/2014 to 12/31/2014	$10.06	$9.47	2,532,733
01/01/2015 to 12/31/2015	$9.47	$7.79	2,292,732
AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.70	443,968
01/01/2007 to 12/31/2007	$10.70	$11.49	649,597
01/01/2008 to 12/31/2008	$11.49	$9.14	3,492,156
01/01/2009 to 12/31/2009	$9.14	$10.83	16,345,435
01/01/2010 to 12/31/2010	$10.83	$11.83	21,296,028
01/01/2011 to 12/31/2011	$11.83	$11.79	20,978,607
01/01/2012 to 12/31/2012	$11.79	$12.85	21,413,601
01/01/2013 to 12/31/2013	$12.85	$13.86	19,382,539
01/01/2014 to 12/31/2014	$13.86	$14.48	18,214,833
01/01/2015 to 12/31/2015	$14.48	$14.32	17,690,793
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.08	86,299
01/01/2012 to 12/31/2012	$10.08	$10.66	270,512
01/01/2013 to 12/31/2013	$10.66	$10.28	380,485
01/01/2014 to 12/31/2014	$10.28	$10.77	613,579
01/01/2015 to 12/31/2015	$10.77	$10.61	746,219

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.52	510,953
01/01/2007 to 12/31/2007	$10.52	$11.57	1,352,476
01/01/2008 to 12/31/2008	$11.57	$6.77	2,352,959
01/01/2009 to 12/31/2009	$6.77	$8.43	21,782,141
01/01/2010 to 12/31/2010	$8.43	$9.90	28,197,221
01/01/2011 to 12/31/2011	$9.90	$9.17	19,004,621
01/01/2012 to 12/31/2012	$9.17	$10.23	23,045,803
01/01/2013 to 12/31/2013	$10.23	$11.82	24,763,025
01/01/2014 to 12/31/2014	$11.82	$12.74	25,431,636
01/01/2015 to 12/31/2015	$12.74	$12.51	43,430,970
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$10.00	$9.64	5,288
01/01/2014 to 12/31/2014	$9.64	$9.28	4,684
01/01/2015 to 12/31/2015	$9.28	$7.62	4,017
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.71	507
01/01/2014 to 12/31/2014	$11.71	$13.33	7,189
01/01/2015 to 12/31/2015	$13.33	$13.36	5,348
AST QMA US Equity Alpha Portfolio
01/01/2006 to 12/31/2006	$9.20	$10.23	842,745
01/01/2007 to 12/31/2007	$10.23	$10.31	958,429
01/01/2008 to 12/31/2008	$10.31	$6.24	452,522
01/01/2009 to 12/31/2009	$6.24	$7.51	644,194
01/01/2010 to 12/31/2010	$7.51	$8.53	777,947
01/01/2011 to 12/31/2011	$8.53	$8.71	677,195
01/01/2012 to 12/31/2012	$8.71	$10.22	816,572
01/01/2013 to 12/31/2013	$10.22	$13.36	820,238
01/01/2014 to 12/31/2014	$13.36	$15.47	1,195,358
01/01/2015 to 12/31/2015	$15.47	$15.75	1,097,695
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.92	66,424
01/01/2012 to 12/31/2012	$8.92	$9.97	290,810
01/01/2013 to 12/31/2013	$9.97	$12.05	2,668,831
01/01/2014 to 12/31/2014	$12.05	$12.68	3,053,418
01/01/2015 to 12/31/2015	$12.68	$12.54	3,408,448
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.04	0
01/01/2008 to 12/31/2008	$10.04	$7.19	1,187,445
01/01/2009 to 12/31/2009	$7.19	$8.76	11,457,091
01/01/2010 to 12/31/2010	$8.76	$9.68	16,850,087
01/01/2011 to 12/31/2011	$9.68	$9.38	14,386,818
01/01/2012 to 12/31/2012	$9.38	$10.22	15,668,930
01/01/2013 to 12/31/2013	$10.22	$11.34	14,696,813
01/01/2014 to 12/31/2014	$11.34	$11.78	13,705,628
01/01/2015 to 12/31/2015	$11.78	$11.61	14,023,720
AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.51	31,450
01/01/2008 to 12/31/2008	$11.51	$7.37	468,660
01/01/2009 to 12/31/2009	$7.37	$9.23	7,963,536
01/01/2010 to 12/31/2010	$9.23	$10.42	13,249,095
01/01/2011 to 12/31/2011	$10.42	$10.04	9,509,858
01/01/2012 to 12/31/2012	$10.04	$11.49	12,073,527
01/01/2013 to 12/31/2013	$11.49	$13.40	12,983,577
01/01/2014 to 12/31/2014	$13.40	$13.95	12,556,866
01/01/2015 to 12/31/2015	$13.95	$13.70	23,600,520

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2006 to 12/31/2006	$10.91	$11.82	174,226
01/01/2007 to 12/31/2007	$11.82	$12.71	214,498
01/01/2008 to 12/31/2008	$12.71	$8.76	613,791
01/01/2009 to 12/31/2009	$8.76	$11.02	9,604,813
01/01/2010 to 12/31/2010	$11.02	$12.17	16,692,964
01/01/2011 to 12/31/2011	$12.17	$11.61	13,447,730
01/01/2012 to 12/31/2012	$11.61	$12.74	14,684,084
01/01/2013 to 12/31/2013	$12.74	$14.40	13,958,016
01/01/2014 to 12/31/2014	$14.40	$14.65	12,728,753
01/01/2015 to 10/16/2015	$14.65	$14.29	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$10.94	$12.20	1,165,926
01/01/2007 to 12/31/2007	$12.20	$13.39	1,078,773
01/01/2008 to 12/31/2008	$13.39	$7.39	767,197
01/01/2009 to 12/31/2009	$7.39	$9.69	1,308,983
01/01/2010 to 12/31/2010	$9.69	$12.68	1,500,026
01/01/2011 to 12/31/2011	$12.68	$10.88	1,440,412
01/01/2012 to 12/31/2012	$10.88	$12.90	1,624,583
01/01/2013 to 12/31/2013	$12.90	$17.94	1,692,703
01/01/2014 to 12/31/2014	$17.94	$18.59	1,505,947
01/01/2015 to 12/31/2015	$18.59	$18.60	1,635,150
AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$16.00	$17.80	111,114
01/01/2007 to 12/31/2007	$17.80	$18.83	118,021
01/01/2008 to 12/31/2008	$18.83	$12.09	187,342
01/01/2009 to 12/31/2009	$12.09	$15.98	375,867
01/01/2010 to 12/31/2010	$15.98	$21.53	527,269
01/01/2011 to 12/31/2011	$21.53	$21.05	412,276
01/01/2012 to 12/31/2012	$21.05	$23.32	475,113
01/01/2013 to 12/31/2013	$23.32	$31.13	525,441
01/01/2014 to 12/31/2014	$31.13	$31.92	468,074
01/01/2015 to 12/31/2015	$31.92	$31.76	489,692
AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$17.52	$20.77	1,198,255
01/01/2007 to 12/31/2007	$20.77	$19.36	1,176,566
01/01/2008 to 12/31/2008	$19.36	$13.44	760,721
01/01/2009 to 12/31/2009	$13.44	$16.85	971,333
01/01/2010 to 12/31/2010	$16.85	$20.96	983,045
01/01/2011 to 12/31/2011	$20.96	$19.47	633,878
01/01/2012 to 12/31/2012	$19.47	$22.71	589,246
01/01/2013 to 12/31/2013	$22.71	$30.82	725,986
01/01/2014 to 12/31/2014	$30.82	$32.03	663,097
01/01/2015 to 12/31/2015	$32.03	$30.27	807,371
AST T. Rowe Price Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$11.77	$13.08	665,726
01/01/2007 to 12/31/2007	$13.08	$13.73	949,867
01/01/2008 to 12/31/2008	$13.73	$10.04	2,067,659
01/01/2009 to 12/31/2009	$10.04	$12.31	13,701,662
01/01/2010 to 12/31/2010	$12.31	$13.56	19,352,932
01/01/2011 to 12/31/2011	$13.56	$13.65	16,991,612
01/01/2012 to 12/31/2012	$13.65	$15.30	19,880,313
01/01/2013 to 12/31/2013	$15.30	$17.66	20,439,261
01/01/2014 to 12/31/2014	$17.66	$18.46	20,317,384
01/01/2015 to 12/31/2015	$18.46	$18.24	23,929,469

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$12.79	$15.33	815,109
01/01/2007 to 12/31/2007	$15.33	$14.60	776,427
01/01/2008 to 12/31/2008	$14.60	$8.38	424,531
01/01/2009 to 12/31/2009	$8.38	$10.24	788,524
01/01/2010 to 12/31/2010	$10.24	$11.45	1,004,584
01/01/2011 to 12/31/2011	$11.45	$11.12	741,548
01/01/2012 to 12/31/2012	$11.12	$12.88	986,090
01/01/2013 to 12/31/2013	$12.88	$16.50	1,240,563
01/01/2014 to 12/31/2014	$16.50	$17.51	1,307,147
01/01/2015 to 10/16/2015	$17.51	$16.28	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$7.12	$7.43	608,747
01/01/2007 to 12/31/2007	$7.43	$7.94	919,355
01/01/2008 to 12/31/2008	$7.94	$4.66	1,074,328
01/01/2009 to 12/31/2009	$4.66	$7.06	3,806,238
01/01/2010 to 12/31/2010	$7.06	$8.07	5,578,264
01/01/2011 to 12/31/2011	$8.07	$7.84	3,909,559
01/01/2012 to 12/31/2012	$7.84	$9.10	4,988,062
01/01/2013 to 12/31/2013	$9.10	$12.94	5,503,342
01/01/2014 to 12/31/2014	$12.94	$13.84	5,405,579
01/01/2015 to 12/31/2015	$13.84	$14.98	5,326,817
AST T. Rowe Price Natural Resources Portfolio
01/01/2006 to 12/31/2006	$23.11	$26.44	291,510
01/01/2007 to 12/31/2007	$26.44	$36.68	378,258
01/01/2008 to 12/31/2008	$36.68	$18.12	317,719
01/01/2009 to 12/31/2009	$18.12	$26.72	995,022
01/01/2010 to 12/31/2010	$26.72	$31.78	1,431,376
01/01/2011 to 12/31/2011	$31.78	$26.70	1,050,814
01/01/2012 to 12/31/2012	$26.70	$27.32	1,265,297
01/01/2013 to 12/31/2013	$27.32	$31.13	1,137,103
01/01/2014 to 12/31/2014	$31.13	$28.17	1,041,403
01/01/2015 to 12/31/2015	$28.17	$22.46	891,885
AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$13.89	$14.58	836,914
01/01/2007 to 12/31/2007	$14.58	$15.79	874,210
01/01/2008 to 12/31/2008	$15.79	$15.21	536,127
01/01/2009 to 12/31/2009	$15.21	$16.84	1,081,396
01/01/2010 to 12/31/2010	$16.84	$17.58	1,391,312
01/01/2011 to 12/31/2011	$17.58	$18.08	1,078,586
01/01/2012 to 12/31/2012	$18.08	$18.79	1,116,940
01/01/2013 to 12/31/2013	$18.79	$17.85	1,226,981
01/01/2014 to 12/31/2014	$17.85	$17.73	1,116,770
01/01/2015 to 12/31/2015	$17.73	$16.70	1,349,327
AST Wellington Management Hedged Equity Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.42	1,094,157
01/01/2007 to 12/31/2007	$11.42	$12.36	1,458,079
01/01/2008 to 12/31/2008	$12.36	$7.04	1,329,693
01/01/2009 to 12/31/2009	$7.04	$8.93	2,519,429
01/01/2010 to 12/31/2010	$8.93	$10.11	2,581,966
01/01/2011 to 12/31/2011	$10.11	$9.63	2,323,329
01/01/2012 to 12/31/2012	$9.63	$10.56	2,476,015
01/01/2013 to 12/31/2013	$10.56	$12.57	3,362,021
01/01/2014 to 12/31/2014	$12.57	$13.09	4,086,066
01/01/2015 to 12/31/2015	$13.09	$12.85	3,929,360

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	48,832
01/01/2008 to 12/31/2008	$9.98	$9.35	677,200
01/01/2009 to 12/31/2009	$9.35	$10.30	2,726,911
01/01/2010 to 12/31/2010	$10.30	$10.97	3,801,379
01/01/2011 to 12/31/2011	$10.97	$11.48	3,277,047
01/01/2012 to 12/31/2012	$11.48	$12.23	3,417,319
01/01/2013 to 12/31/2013	$12.23	$11.90	3,858,415
01/01/2014 to 12/31/2014	$11.90	$12.59	4,617,743
01/01/2015 to 12/31/2015	$12.59	$12.59	5,018,180
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.40	13,099
01/01/2013 to 12/31/2013	$10.40	$9.44	17,245
01/01/2014 to 12/31/2014	$9.44	$9.44	23,236
01/01/2015 to 12/31/2015	$9.44	$9.04	19,335
Evergreen VA Growth Fund
01/01/2006 to 12/31/2006	$11.47	$12.58	72,371
01/01/2007 to 12/31/2007	$12.58	$13.79	85,135
01/01/2008 to 12/31/2008	$13.79	$8.02	66,604
01/01/2009 to 12/31/2009	$8.02	$11.07	93,737
01/01/2010 to 07/16/2010	$11.07	$10.86	0
Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$14.10	$17.15	182,002
01/01/2007 to 12/31/2007	$17.15	$19.47	167,896
01/01/2008 to 12/31/2008	$19.47	$11.25	150,691
01/01/2009 to 12/31/2009	$11.25	$12.88	146,213
01/01/2010 to 07/16/2010	$12.88	$12.26	0
Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$10.00	$10.47	19,700
01/01/2007 to 12/31/2007	$10.47	$11.58	38,907
01/01/2008 to 12/31/2008	$11.58	$8.32	68,712
01/01/2009 to 12/31/2009	$8.32	$11.83	117,760
01/01/2010 to 07/16/2010	$11.83	$11.08	0
First Trust Target Focus Four Portfolio
01/01/2006 to 12/31/2006	$4.35	$4.47	19,492
01/01/2007 to 12/31/2007	$4.47	$4.67	73,318
01/01/2008 to 12/31/2008	$4.67	$2.59	70,049
01/01/2009 to 12/31/2009	$2.59	$3.29	131,587
01/01/2010 to 12/31/2010	$3.29	$3.87	132,842
01/01/2011 to 12/31/2011	$3.87	$3.40	102,394
01/01/2012 to 12/31/2012	$3.40	$3.83	68,721
01/01/2013 to 12/31/2013	$3.83	$4.95	72,953
01/01/2014 to 04/25/2014	$4.95	$5.11	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.66	1,369,089
01/01/2009 to 12/31/2009	$6.66	$8.56	16,250,197
01/01/2010 to 12/31/2010	$8.56	$9.31	26,361,883
01/01/2011 to 12/31/2011	$9.31	$9.04	18,981,983
01/01/2012 to 09/21/2012	$9.04	$10.16	0
Global Dividend Target 15 Portfolio
01/01/2006 to 12/31/2006	$17.46	$23.87	152,515
01/01/2007 to 12/31/2007	$23.87	$26.71	239,619
01/01/2008 to 12/31/2008	$26.71	$15.09	114,200
01/01/2009 to 12/31/2009	$15.09	$21.03	106,503
01/01/2010 to 12/31/2010	$21.03	$22.78	80,881
01/01/2011 to 12/31/2011	$22.78	$20.81	65,179
01/01/2012 to 12/31/2012	$20.81	$25.77	60,373
01/01/2013 to 12/31/2013	$25.77	$29.09	52,406
01/01/2014 to 04/25/2014	$29.09	$28.51	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Invesco V.I. Capital Development Fund – Series I
04/29/2011* to 12/31/2011	$10.03	$8.19	44,314
01/01/2012 to 04/27/2012	$8.19	$9.30	0
Invesco V.I. Diversified Dividend Fund – Series I
04/29/2011* to 12/31/2011	$9.99	$9.15	47,399
01/01/2012 to 12/31/2012	$9.15	$10.72	40,329
01/01/2013 to 12/31/2013	$10.72	$13.88	47,261
01/01/2014 to 12/31/2014	$13.88	$15.46	44,532
01/01/2015 to 12/31/2015	$15.46	$15.58	35,994
Invesco V.I. Dynamics Fund – Series I
01/01/2006 to 12/31/2006	$7.61	$8.73	124,196
01/01/2007 to 12/31/2007	$8.73	$9.67	132,861
01/01/2008 to 12/31/2008	$9.67	$4.96	78,078
01/01/2009 to 12/31/2009	$4.96	$6.97	90,078
01/01/2010 to 12/31/2010	$6.97	$8.53	75,642
01/01/2011 to 04/29/2011	$8.53	$9.51	0
Invesco V.I. Financial Services Fund – Series I
01/01/2006 to 12/31/2006	$13.30	$15.30	89,614
01/01/2007 to 12/31/2007	$15.30	$11.75	53,310
01/01/2008 to 12/31/2008	$11.75	$4.70	91,978
01/01/2009 to 12/31/2009	$4.70	$5.92	87,326
01/01/2010 to 12/31/2010	$5.92	$6.45	81,632
01/01/2011 to 04/29/2011	$6.45	$6.81	0
Invesco V.I. Global Health Care Fund – Series I
01/01/2006 to 12/31/2006	$12.12	$12.59	110,470
01/01/2007 to 12/31/2007	$12.59	$13.91	109,826
01/01/2008 to 12/31/2008	$13.91	$9.80	81,377
01/01/2009 to 12/31/2009	$9.80	$12.36	81,357
01/01/2010 to 12/31/2010	$12.36	$12.85	74,735
01/01/2011 to 12/31/2011	$12.85	$13.19	67,482
01/01/2012 to 12/31/2012	$13.19	$15.75	46,919
01/01/2013 to 12/31/2013	$15.75	$21.86	41,655
01/01/2014 to 12/31/2014	$21.86	$25.83	44,574
01/01/2015 to 12/31/2015	$25.83	$26.31	27,424
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.79	22,049
01/01/2013 to 12/31/2013	$9.79	$13.25	24,453
01/01/2014 to 12/31/2014	$13.25	$14.14	25,473
01/01/2015 to 12/31/2015	$14.14	$14.13	10,892
Invesco V.I. Technology Fund – Series I
01/01/2006 to 12/31/2006	$3.35	$3.65	254,798
01/01/2007 to 12/31/2007	$3.65	$3.89	126,039
01/01/2008 to 12/31/2008	$3.89	$2.13	95,405
01/01/2009 to 12/31/2009	$2.13	$3.31	166,230
01/01/2010 to 12/31/2010	$3.31	$3.97	298,028
01/01/2011 to 12/31/2011	$3.97	$3.72	145,369
01/01/2012 to 12/31/2012	$3.72	$4.09	133,777
01/01/2013 to 12/31/2013	$4.09	$5.05	113,570
01/01/2014 to 12/31/2014	$5.05	$5.54	109,125
01/01/2015 to 12/31/2015	$5.54	$5.84	88,782
NASDAQ Target 15 Portfolio
01/01/2006 to 12/31/2006	$12.79	$13.76	15,488
01/01/2007 to 12/31/2007	$13.76	$16.54	27,898
01/01/2008 to 12/31/2008	$16.54	$8.02	34,032
01/01/2009 to 12/31/2009	$8.02	$9.26	28,094
01/01/2010 to 12/31/2010	$9.26	$11.92	29,023
01/01/2011 to 12/31/2011	$11.92	$11.93	19,317
01/01/2012 to 12/31/2012	$11.93	$13.31	12,247
01/01/2013 to 12/31/2013	$13.31	$19.56	14,409
01/01/2014 to 04/25/2014	$19.56	$19.51	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
NVIT Developing Markets Fund
01/01/2006 to 12/31/2006	$16.26	$21.61	316,324
01/01/2007 to 12/31/2007	$21.61	$30.63	435,146
01/01/2008 to 12/31/2008	$30.63	$12.74	289,778
01/01/2009 to 12/31/2009	$12.74	$20.42	332,583
01/01/2010 to 12/31/2010	$20.42	$23.42	323,539
01/01/2011 to 12/31/2011	$23.42	$17.94	198,299
01/01/2012 to 12/31/2012	$17.94	$20.69	150,414
01/01/2013 to 12/31/2013	$20.69	$20.44	105,018
01/01/2014 to 12/31/2014	$20.44	$19.00	65,733
01/01/2015 to 12/31/2015	$19.00	$15.70	36,993
ProFund VP Asia 30
01/01/2006 to 12/31/2006	$14.67	$20.18	235,779
01/01/2007 to 12/31/2007	$20.18	$29.44	204,415
01/01/2008 to 12/31/2008	$29.44	$14.30	109,480
01/01/2009 to 12/31/2009	$14.30	$21.77	143,857
01/01/2010 to 12/31/2010	$21.77	$24.49	124,035
01/01/2011 to 12/31/2011	$24.49	$17.65	40,910
01/01/2012 to 12/31/2012	$17.65	$20.13	35,115
01/01/2013 to 12/31/2013	$20.13	$22.85	23,327
01/01/2014 to 12/31/2014	$22.85	$22.21	7,118
01/01/2015 to 12/31/2015	$22.21	$19.88	885
ProFund VP Banks
01/01/2006 to 12/31/2006	$11.94	$13.61	35,707
01/01/2007 to 12/31/2007	$13.61	$9.77	12,962
01/01/2008 to 12/31/2008	$9.77	$5.12	71,458
01/01/2009 to 12/31/2009	$5.12	$4.84	19,936
01/01/2010 to 12/31/2010	$4.84	$5.18	19,494
01/01/2011 to 12/31/2011	$5.18	$3.75	9,774
01/01/2012 to 12/31/2012	$3.75	$4.94	12,044
01/01/2013 to 12/31/2013	$4.94	$6.51	8,941
01/01/2014 to 12/31/2014	$6.51	$7.09	1,524
01/01/2015 to 12/31/2015	$7.09	$6.97	883
ProFund VP Basic Materials
01/01/2006 to 12/31/2006	$12.13	$13.84	67,645
01/01/2007 to 12/31/2007	$13.84	$17.86	199,608
01/01/2008 to 12/31/2008	$17.86	$8.57	114,858
01/01/2009 to 12/31/2009	$8.57	$13.74	145,393
01/01/2010 to 12/31/2010	$13.74	$17.59	122,575
01/01/2011 to 12/31/2011	$17.59	$14.57	39,084
01/01/2012 to 12/31/2012	$14.57	$15.61	25,470
01/01/2013 to 12/31/2013	$15.61	$18.25	18,333
01/01/2014 to 12/31/2014	$18.25	$18.33	10,506
01/01/2015 to 12/31/2015	$18.33	$15.58	4,880
ProFund VP Bear
01/01/2006 to 12/31/2006	$8.86	$8.09	56,286
01/01/2007 to 12/31/2007	$8.09	$8.04	56,088
01/01/2008 to 12/31/2008	$8.04	$11.10	157,817
01/01/2009 to 12/31/2009	$11.10	$7.91	138,663
01/01/2010 to 12/31/2010	$7.91	$6.42	145,694
01/01/2011 to 12/31/2011	$6.42	$5.78	65,795
01/01/2012 to 12/31/2012	$5.78	$4.76	52,785
01/01/2013 to 12/31/2013	$4.76	$3.45	30,178
01/01/2014 to 12/31/2014	$3.45	$2.92	27,169
01/01/2015 to 12/31/2015	$2.92	$2.74	23,864

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Biotechnology
01/01/2006 to 12/31/2006	$9.11	$8.63	56,416
01/01/2007 to 12/31/2007	$8.63	$8.42	165,309
01/01/2008 to 12/31/2008	$8.42	$8.47	117,598
01/01/2009 to 12/31/2009	$8.47	$8.67	40,735
01/01/2010 to 12/31/2010	$8.67	$9.00	38,083
01/01/2011 to 12/31/2011	$9.00	$9.47	22,275
01/01/2012 to 12/31/2012	$9.47	$13.16	20,018
01/01/2013 to 12/31/2013	$13.16	$21.89	24,007
01/01/2014 to 12/31/2014	$21.89	$28.04	17,515
01/01/2015 to 12/31/2015	$28.04	$28.60	1,542
ProFund VP Bull
01/01/2006 to 12/31/2006	$10.80	$12.12	306,353
01/01/2007 to 12/31/2007	$12.12	$12.40	217,866
01/01/2008 to 12/31/2008	$12.40	$7.63	184,775
01/01/2009 to 12/31/2009	$7.63	$9.37	436,640
01/01/2010 to 12/31/2010	$9.37	$10.42	358,651
01/01/2011 to 12/31/2011	$10.42	$10.29	252,508
01/01/2012 to 12/31/2012	$10.29	$11.57	116,185
01/01/2013 to 12/31/2013	$11.57	$14.82	73,816
01/01/2014 to 12/31/2014	$14.82	$16.32	72,219
01/01/2015 to 12/31/2015	$16.32	$16.04	47,922
ProFund VP Consumer Goods Portfolio
01/01/2006 to 12/31/2006	$10.31	$11.46	39,408
01/01/2007 to 12/31/2007	$11.46	$12.18	150,560
01/01/2008 to 12/31/2008	$12.18	$8.81	19,941
01/01/2009 to 12/31/2009	$8.81	$10.58	17,782
01/01/2010 to 12/31/2010	$10.58	$12.26	26,562
01/01/2011 to 12/31/2011	$12.26	$12.95	25,754
01/01/2012 to 12/31/2012	$12.95	$14.18	13,002
01/01/2013 to 12/31/2013	$14.18	$17.98	15,729
01/01/2014 to 12/31/2014	$17.98	$19.57	5,871
01/01/2015 to 12/31/2015	$19.57	$20.13	2,969
ProFund VP Consumer Services
01/01/2006 to 12/31/2006	$9.10	$10.06	15,819
01/01/2007 to 12/31/2007	$10.06	$9.12	5,165
01/01/2008 to 12/31/2008	$9.12	$6.18	16,093
01/01/2009 to 12/31/2009	$6.18	$7.98	19,670
01/01/2010 to 12/31/2010	$7.98	$9.57	28,520
01/01/2011 to 12/31/2011	$9.57	$9.97	21,528
01/01/2012 to 12/31/2012	$9.97	$12.02	16,814
01/01/2013 to 12/31/2013	$12.02	$16.60	9,044
01/01/2014 to 12/31/2014	$16.60	$18.43	2,640
01/01/2015 to 12/31/2015	$18.43	$19.06	3,852
ProFund VP Europe 30
01/01/2006 to 12/31/2006	$8.43	$9.79	370,628
01/01/2007 to 12/31/2007	$9.79	$11.07	331,218
01/01/2008 to 12/31/2008	$11.07	$6.12	126,269
01/01/2009 to 12/31/2009	$6.12	$8.00	313,143
01/01/2010 to 12/31/2010	$8.00	$8.11	272,463
01/01/2011 to 12/31/2011	$8.11	$7.29	52,358
01/01/2012 to 12/31/2012	$7.29	$8.40	55,477
01/01/2013 to 12/31/2013	$8.40	$10.09	46,769
01/01/2014 to 12/31/2014	$10.09	$9.10	7,134
01/01/2015 to 12/31/2015	$9.10	$8.01	2,571

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Financials
01/01/2006 to 12/31/2006	$11.06	$12.81	108,064
01/01/2007 to 12/31/2007	$12.81	$10.23	27,930
01/01/2008 to 12/31/2008	$10.23	$5.00	52,097
01/01/2009 to 12/31/2009	$5.00	$5.68	140,784
01/01/2010 to 12/31/2010	$5.68	$6.22	44,908
01/01/2011 to 12/31/2011	$6.22	$5.29	23,822
01/01/2012 to 12/31/2012	$5.29	$6.52	22,703
01/01/2013 to 12/31/2013	$6.52	$8.50	46,043
01/01/2014 to 12/31/2014	$8.50	$9.48	8,474
01/01/2015 to 12/31/2015	$9.48	$9.22	4,163
ProFund VP Health Care
01/01/2006 to 12/31/2006	$8.77	$9.12	179,877
01/01/2007 to 12/31/2007	$9.12	$9.60	255,222
01/01/2008 to 12/31/2008	$9.60	$7.17	79,165
01/01/2009 to 12/31/2009	$7.17	$8.47	73,901
01/01/2010 to 12/31/2010	$8.47	$8.60	65,780
01/01/2011 to 12/31/2011	$8.60	$9.35	84,331
01/01/2012 to 12/31/2012	$9.35	$10.85	82,149
01/01/2013 to 12/31/2013	$10.85	$14.97	53,151
01/01/2014 to 12/31/2014	$14.97	$18.28	52,418
01/01/2015 to 12/31/2015	$18.28	$18.96	16,285
ProFund VP Industrials
01/01/2006 to 12/31/2006	$11.40	$12.57	21,635
01/01/2007 to 12/31/2007	$12.57	$13.87	15,320
01/01/2008 to 12/31/2008	$13.87	$8.15	39,857
01/01/2009 to 12/31/2009	$8.15	$9.99	27,311
01/01/2010 to 12/31/2010	$9.99	$12.20	21,347
01/01/2011 to 12/31/2011	$12.20	$11.84	16,683
01/01/2012 to 12/31/2012	$11.84	$13.53	8,126
01/01/2013 to 12/31/2013	$13.53	$18.47	7,284
01/01/2014 to 12/31/2014	$18.47	$19.26	7,788
01/01/2015 to 12/31/2015	$19.26	$18.36	4,681
ProFund VP Internet
01/01/2006 to 12/31/2006	$19.18	$19.20	6,326
01/01/2007 to 12/31/2007	$19.20	$20.89	16,744
01/01/2008 to 12/31/2008	$20.89	$11.38	7,505
01/01/2009 to 12/31/2009	$11.38	$19.93	16,747
01/01/2010 to 12/31/2010	$19.93	$26.62	31,261
01/01/2011 to 12/31/2011	$26.62	$24.47	3,751
01/01/2012 to 12/31/2012	$24.47	$28.94	2,884
01/01/2013 to 12/31/2013	$28.94	$43.35	7,173
01/01/2014 to 12/31/2014	$43.35	$43.29	1,698
01/01/2015 to 12/31/2015	$43.29	$51.45	10
ProFund VP Japan
01/01/2006 to 12/31/2006	$13.51	$14.79	117,156
01/01/2007 to 12/31/2007	$14.79	$13.14	54,211
01/01/2008 to 12/31/2008	$13.14	$7.68	67,522
01/01/2009 to 12/31/2009	$7.68	$8.37	84,572
01/01/2010 to 12/31/2010	$8.37	$7.72	72,550
01/01/2011 to 12/31/2011	$7.72	$6.21	38,109
01/01/2012 to 12/31/2012	$6.21	$7.54	35,371
01/01/2013 to 12/31/2013	$7.54	$11.04	20,262
01/01/2014 to 12/31/2014	$11.04	$11.25	507
01/01/2015 to 12/31/2015	$11.25	$11.76	682

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Large-Cap Growth
01/01/2006 to 12/31/2006	$10.35	$11.14	87,853
01/01/2007 to 12/31/2007	$11.14	$11.77	111,093
01/01/2008 to 12/31/2008	$11.77	$7.49	123,085
01/01/2009 to 12/31/2009	$7.49	$9.60	134,716
01/01/2010 to 12/31/2010	$9.60	$10.73	89,108
01/01/2011 to 12/31/2011	$10.73	$10.93	120,030
01/01/2012 to 12/31/2012	$10.93	$12.16	63,603
01/01/2013 to 12/31/2013	$12.16	$15.70	72,486
01/01/2014 to 12/31/2014	$15.70	$17.50	57,882
01/01/2015 to 12/31/2015	$17.50	$17.93	28,006
ProFund VP Large-Cap Value
01/01/2006 to 12/31/2006	$10.55	$12.37	296,094
01/01/2007 to 12/31/2007	$12.37	$12.23	172,527
01/01/2008 to 12/31/2008	$12.23	$7.19	138,391
01/01/2009 to 12/31/2009	$7.19	$8.48	83,232
01/01/2010 to 12/31/2010	$8.48	$9.46	89,765
01/01/2011 to 12/31/2011	$9.46	$9.22	42,710
01/01/2012 to 12/31/2012	$9.22	$10.51	26,138
01/01/2013 to 12/31/2013	$10.51	$13.48	56,359
01/01/2014 to 12/31/2014	$13.48	$14.70	66,994
01/01/2015 to 12/31/2015	$14.70	$13.83	5,641
ProFund VP Mid-Cap Growth
01/01/2006 to 12/31/2006	$11.75	$12.06	55,706
01/01/2007 to 12/31/2007	$12.06	$13.31	89,654
01/01/2008 to 12/31/2008	$13.31	$8.04	62,780
01/01/2009 to 12/31/2009	$8.04	$10.99	83,374
01/01/2010 to 12/31/2010	$10.99	$13.93	205,337
01/01/2011 to 12/31/2011	$13.93	$13.36	64,733
01/01/2012 to 12/31/2012	$13.36	$15.22	52,836
01/01/2013 to 12/31/2013	$15.22	$19.62	41,531
01/01/2014 to 12/31/2014	$19.62	$20.52	3,575
01/01/2015 to 12/31/2015	$20.52	$20.32	12,816
ProFund VP Mid-Cap Value
01/01/2006 to 12/31/2006	$12.68	$14.06	216,242
01/01/2007 to 12/31/2007	$14.06	$14.02	130,141
01/01/2008 to 12/31/2008	$14.02	$8.82	68,810
01/01/2009 to 12/31/2009	$8.82	$11.40	58,665
01/01/2010 to 12/31/2010	$11.40	$13.56	63,526
01/01/2011 to 12/31/2011	$13.56	$12.86	58,692
01/01/2012 to 12/31/2012	$12.86	$14.80	40,665
01/01/2013 to 12/31/2013	$14.80	$19.32	35,724
01/01/2014 to 12/31/2014	$19.32	$21.02	6,232
01/01/2015 to 12/31/2015	$21.02	$19.05	3,556
ProFund VP NASDAQ-100
01/01/2006 to 12/31/2006	$5.38	$5.60	266,020
01/01/2007 to 12/31/2007	$5.60	$6.50	383,014
01/01/2008 to 12/31/2008	$6.50	$3.69	318,742
01/01/2009 to 12/31/2009	$3.69	$5.55	327,797
01/01/2010 to 12/31/2010	$5.55	$6.48	316,781
01/01/2011 to 12/31/2011	$6.48	$6.49	232,290
01/01/2012 to 12/31/2012	$6.49	$7.45	217,667
01/01/2013 to 12/31/2013	$7.45	$9.87	162,863
01/01/2014 to 12/31/2014	$9.87	$11.41	53,447
01/01/2015 to 12/31/2015	$11.41	$12.11	37,345

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Oil & Gas
01/01/2006 to 12/31/2006	$15.07	$17.96	226,319
01/01/2007 to 12/31/2007	$17.96	$23.49	230,618
01/01/2008 to 12/31/2008	$23.49	$14.62	186,825
01/01/2009 to 12/31/2009	$14.62	$16.68	156,252
01/01/2010 to 12/31/2010	$16.68	$19.40	135,958
01/01/2011 to 12/31/2011	$19.40	$19.59	76,432
01/01/2012 to 12/31/2012	$19.59	$19.90	53,849
01/01/2013 to 12/31/2013	$19.90	$24.38	38,076
01/01/2014 to 12/31/2014	$24.38	$21.46	22,287
01/01/2015 to 12/31/2015	$21.46	$16.24	7,896
ProFund VP Pharmaceuticals
01/01/2006 to 12/31/2006	$7.62	$8.44	116,086
01/01/2007 to 12/31/2007	$8.44	$8.53	85,082
01/01/2008 to 12/31/2008	$8.53	$6.78	76,505
01/01/2009 to 12/31/2009	$6.78	$7.82	74,314
01/01/2010 to 12/31/2010	$7.82	$7.76	31,364
01/01/2011 to 12/31/2011	$7.76	$8.90	38,921
01/01/2012 to 12/31/2012	$8.90	$9.83	24,365
01/01/2013 to 12/31/2013	$9.83	$12.78	14,760
01/01/2014 to 12/31/2014	$12.78	$15.07	4,043
01/01/2015 to 12/31/2015	$15.07	$15.54	365
ProFund VP Precious Metals
01/01/2006 to 12/31/2006	$14.84	$15.74	233,772
01/01/2007 to 12/31/2007	$15.74	$19.03	203,953
01/01/2008 to 12/31/2008	$19.03	$13.01	256,815
01/01/2009 to 12/31/2009	$13.01	$17.39	237,439
01/01/2010 to 12/31/2010	$17.39	$22.83	247,308
01/01/2011 to 12/31/2011	$22.83	$18.21	173,485
01/01/2012 to 12/31/2012	$18.21	$15.37	113,803
01/01/2013 to 12/31/2013	$15.37	$9.42	59,192
01/01/2014 to 12/31/2014	$9.42	$7.08	32,404
01/01/2015 to 12/31/2015	$7.08	$4.69	11,651
ProFund VP Real Estate
01/01/2006 to 12/31/2006	$18.54	$24.25	61,873
01/01/2007 to 12/31/2007	$24.25	$19.25	39,817
01/01/2008 to 12/31/2008	$19.25	$11.17	46,281
01/01/2009 to 12/31/2009	$11.17	$14.10	52,257
01/01/2010 to 12/31/2010	$14.10	$17.37	29,823
01/01/2011 to 12/31/2011	$17.37	$17.96	20,201
01/01/2012 to 12/31/2012	$17.96	$20.79	16,035
01/01/2013 to 12/31/2013	$20.79	$20.54	8,707
01/01/2014 to 12/31/2014	$20.54	$25.36	6,792
01/01/2015 to 12/31/2015	$25.36	$25.13	9,116
ProFund VP Rising Rates Opportunity
01/01/2006 to 12/31/2006	$6.09	$6.63	268,688
01/01/2007 to 12/31/2007	$6.63	$6.20	268,294
01/01/2008 to 12/31/2008	$6.20	$3.80	202,541
01/01/2009 to 12/31/2009	$3.80	$4.96	266,088
01/01/2010 to 12/31/2010	$4.96	$4.11	219,463
01/01/2011 to 12/31/2011	$4.11	$2.54	212,763
01/01/2012 to 12/31/2012	$2.54	$2.33	82,640
01/01/2013 to 12/31/2013	$2.33	$2.68	63,720
01/01/2014 to 12/31/2014	$2.68	$1.85	20,069
01/01/2015 to 12/31/2015	$1.85	$1.80	11,819

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Semiconductor
01/01/2006 to 12/31/2006	$7.76	$7.12	9,658
01/01/2007 to 12/31/2007	$7.12	$7.53	18,356
01/01/2008 to 12/31/2008	$7.53	$3.73	21,594
01/01/2009 to 12/31/2009	$3.73	$6.04	68,094
01/01/2010 to 12/31/2010	$6.04	$6.71	23,685
01/01/2011 to 12/31/2011	$6.71	$6.36	13,072
01/01/2012 to 12/31/2012	$6.36	$6.02	4,765
01/01/2013 to 12/31/2013	$6.02	$7.94	3,787
01/01/2014 to 12/31/2014	$7.94	$10.55	3,513
01/01/2015 to 12/31/2015	$10.55	$10.11	0
ProFund VP Short Mid-Cap
01/01/2006 to 12/31/2006	$8.67	$8.26	4,948
01/01/2007 to 12/31/2007	$8.26	$7.92	17,295
01/01/2008 to 12/31/2008	$7.92	$10.31	19,300
01/01/2009 to 12/31/2009	$10.31	$6.58	57,877
01/01/2010 to 12/31/2010	$6.58	$4.82	47,099
01/01/2011 to 12/31/2011	$4.82	$4.37	43,108
01/01/2012 to 12/31/2012	$4.37	$3.49	32,090
01/01/2013 to 12/31/2013	$3.49	$2.49	29,274
01/01/2014 to 12/31/2014	$2.49	$2.16	13,424
01/01/2015 to 12/31/2015	$2.16	$2.09	77
ProFund VP Short NASDAQ-100
01/01/2006 to 12/31/2006	$5.97	$5.81	53,401
01/01/2007 to 12/31/2007	$5.81	$5.08	37,820
01/01/2008 to 12/31/2008	$5.08	$7.43	61,822
01/01/2009 to 12/31/2009	$7.43	$4.35	83,247
01/01/2010 to 12/31/2010	$4.35	$3.39	75,845
01/01/2011 to 12/31/2011	$3.39	$2.99	92,806
01/01/2012 to 12/31/2012	$2.99	$2.40	55,833
01/01/2013 to 12/31/2013	$2.40	$1.67	23,914
01/01/2014 to 12/31/2014	$1.67	$1.33	339
01/01/2015 to 12/31/2015	$1.33	$1.14	75
ProFund VP Short Small-Cap
01/01/2006 to 12/31/2006	$9.15	$7.97	6,984
01/01/2007 to 12/31/2007	$7.97	$8.23	35,184
01/01/2008 to 12/31/2008	$8.23	$10.08	25,904
01/01/2009 to 12/31/2009	$10.08	$6.73	32,810
01/01/2010 to 12/31/2010	$6.73	$4.72	38,078
01/01/2011 to 12/31/2011	$4.72	$4.24	53,572
01/01/2012 to 12/31/2012	$4.24	$3.39	25,569
01/01/2013 to 12/31/2013	$3.39	$2.30	16,724
01/01/2014 to 12/31/2014	$2.30	$2.07	375
01/01/2015 to 12/31/2015	$2.07	$2.02	79
ProFund VP Small-Cap Growth
01/01/2006 to 12/31/2006	$12.86	$13.79	103,542
01/01/2007 to 12/31/2007	$13.79	$14.17	70,944
01/01/2008 to 12/31/2008	$14.17	$9.23	89,300
01/01/2009 to 12/31/2009	$9.23	$11.50	80,525
01/01/2010 to 12/31/2010	$11.50	$14.28	164,711
01/01/2011 to 12/31/2011	$14.28	$14.29	44,095
01/01/2012 to 12/31/2012	$14.29	$15.87	27,995
01/01/2013 to 12/31/2013	$15.87	$22.00	55,364
01/01/2014 to 12/31/2014	$22.00	$22.20	8,956
01/01/2015 to 12/31/2015	$22.20	$22.18	12,159

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Small-Cap Value
01/01/2006 to 12/31/2006	$11.52	$13.36	181,265
01/01/2007 to 12/31/2007	$13.36	$12.24	56,109
01/01/2008 to 12/31/2008	$12.24	$8.38	63,921
01/01/2009 to 12/31/2009	$8.38	$9.96	41,964
01/01/2010 to 12/31/2010	$9.96	$12.01	57,571
01/01/2011 to 12/31/2011	$12.01	$11.37	67,448
01/01/2012 to 12/31/2012	$11.37	$13.05	34,099
01/01/2013 to 12/31/2013	$13.05	$17.74	40,932
01/01/2014 to 12/31/2014	$17.74	$18.53	6,476
01/01/2015 to 12/31/2015	$18.53	$16.79	2,997
ProFund VP Technology
01/01/2006 to 12/31/2006	$4.91	$5.24	74,232
01/01/2007 to 12/31/2007	$5.24	$5.92	199,048
01/01/2008 to 12/31/2008	$5.92	$3.25	78,353
01/01/2009 to 12/31/2009	$3.25	$5.19	138,365
01/01/2010 to 12/31/2010	$5.19	$5.67	108,312
01/01/2011 to 12/31/2011	$5.67	$5.53	131,824
01/01/2012 to 12/31/2012	$5.53	$6.02	43,220
01/01/2013 to 12/31/2013	$6.02	$7.44	29,687
01/01/2014 to 12/31/2014	$7.44	$8.68	24,076
01/01/2015 to 12/31/2015	$8.68	$8.78	2,633
ProFund VP Telecommunications
01/01/2006 to 12/31/2006	$4.64	$6.16	207,252
01/01/2007 to 12/31/2007	$6.16	$6.59	120,262
01/01/2008 to 12/31/2008	$6.59	$4.27	89,358
01/01/2009 to 12/31/2009	$4.27	$4.52	80,465
01/01/2010 to 12/31/2010	$4.52	$5.17	83,526
01/01/2011 to 12/31/2011	$5.17	$5.20	36,580
01/01/2012 to 12/31/2012	$5.20	$5.98	22,687
01/01/2013 to 12/31/2013	$5.98	$6.62	13,136
01/01/2014 to 12/31/2014	$6.62	$6.57	9,188
01/01/2015 to 12/31/2015	$6.57	$6.59	4,985
ProFund VP U.S. Government Plus
01/01/2006 to 12/31/2006	$12.83	$12.09	50,469
01/01/2007 to 12/31/2007	$12.09	$13.15	250,069
01/01/2008 to 12/31/2008	$13.15	$19.44	169,486
01/01/2009 to 12/31/2009	$19.44	$12.93	80,750
01/01/2010 to 12/31/2010	$12.93	$14.06	70,483
01/01/2011 to 12/31/2011	$14.06	$19.93	41,695
01/01/2012 to 12/31/2012	$19.93	$19.87	22,641
01/01/2013 to 12/31/2013	$19.87	$15.87	6,603
01/01/2014 to 12/31/2014	$15.87	$21.38	8,857
01/01/2015 to 12/31/2015	$21.38	$19.92	203
ProFund VP UltraBull
01/01/2006 to 12/31/2006	$8.36	$10.16	91,153
01/01/2007 to 12/31/2007	$10.16	$10.11	117,940
01/01/2008 to 12/31/2008	$10.11	$3.26	201,842
01/01/2009 to 12/31/2009	$3.26	$4.65	187,230
01/01/2010 to 12/31/2010	$4.65	$5.61	134,141
01/01/2011 to 12/31/2011	$5.61	$5.27	92,855
01/01/2012 to 12/31/2012	$5.27	$6.71	49,626
01/01/2013 to 12/31/2013	$6.71	$11.14	34,632
01/01/2014 to 12/31/2014	$11.14	$13.56	25,593
01/01/2015 to 12/31/2015	$13.56	$13.00	22,430

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP UltraMid-Cap
01/01/2006 to 12/31/2006	$14.12	$15.42	133,297
01/01/2007 to 12/31/2007	$15.42	$16.14	93,025
01/01/2008 to 12/31/2008	$16.14	$5.18	149,958
01/01/2009 to 12/31/2009	$5.18	$8.49	113,659
01/01/2010 to 12/31/2010	$8.49	$12.54	116,062
01/01/2011 to 12/31/2011	$12.54	$10.70	53,860
01/01/2012 to 12/31/2012	$10.70	$13.99	45,039
01/01/2013 to 12/31/2013	$13.99	$23.58	37,444
01/01/2014 to 12/31/2014	$23.58	$26.85	31,570
01/01/2015 to 12/31/2015	$26.85	$24.09	28,070
ProFund VP UltraNASDAQ-100
01/01/2006 to 12/31/2006	$0.82	$0.85	6,941,343
01/01/2007 to 12/31/2007	$0.85	$1.08	6,538,979
01/01/2008 to 12/31/2008	$1.08	$0.29	2,231,878
01/01/2009 to 12/31/2009	$0.29	$0.63	3,119,054
01/01/2010 to 12/31/2010	$0.63	$0.84	2,867,144
01/01/2011 to 12/31/2011	$0.84	$0.82	2,037,370
01/01/2012 to 12/31/2012	$0.82	$1.09	712,083
01/01/2013 to 12/31/2013	$1.09	$1.92	244,843
01/01/2014 to 12/31/2014	$1.92	$2.58	152,464
01/01/2015 to 12/31/2015	$2.58	$2.89	12,966
ProFund VP UltraSmall-Cap
01/01/2006 to 12/31/2006	$12.10	$15.06	56,197
01/01/2007 to 12/31/2007	$15.06	$12.91	55,859
01/01/2008 to 12/31/2008	$12.91	$4.31	126,179
01/01/2009 to 12/31/2009	$4.31	$5.97	128,561
01/01/2010 to 12/31/2010	$5.97	$8.75	82,740
01/01/2011 to 12/31/2011	$8.75	$7.01	71,070
01/01/2012 to 12/31/2012	$7.01	$8.97	39,554
01/01/2013 to 12/31/2013	$8.97	$16.53	33,774
01/01/2014 to 12/31/2014	$16.53	$17.20	24,615
01/01/2015 to 12/31/2015	$17.20	$14.78	18,503
ProFund VP Utilities
01/01/2006 to 12/31/2006	$9.77	$11.51	237,712
01/01/2007 to 12/31/2007	$11.51	$13.16	338,965
01/01/2008 to 12/31/2008	$13.16	$9.00	105,879
01/01/2009 to 12/31/2009	$9.00	$9.85	95,836
01/01/2010 to 12/31/2010	$9.85	$10.30	65,508
01/01/2011 to 12/31/2011	$10.30	$11.96	79,104
01/01/2012 to 12/31/2012	$11.96	$11.82	38,438
01/01/2013 to 12/31/2013	$11.82	$13.23	35,829
01/01/2014 to 12/31/2014	$13.23	$16.44	21,724
01/01/2015 to 12/31/2015	$16.44	$15.20	5,502
Prudential SP International Growth Portfolio
01/01/2006 to 12/31/2006	$12.10	$14.47	100,114
01/01/2007 to 12/31/2007	$14.47	$17.08	109,207
01/01/2008 to 12/31/2008	$17.08	$8.38	53,085
01/01/2009 to 12/31/2009	$8.38	$11.35	39,038
01/01/2010 to 12/31/2010	$11.35	$12.78	37,153
01/01/2011 to 12/31/2011	$12.78	$10.74	22,812
01/01/2012 to 12/31/2012	$10.74	$12.98	15,184
01/01/2013 to 12/31/2013	$12.98	$15.24	17,838
01/01/2014 to 12/31/2014	$15.24	$14.19	9,703
01/01/2015 to 12/31/2015	$14.19	$14.48	3,185

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
S&P Target 24 Portfolio
01/01/2006 to 12/31/2006	$13.72	$13.94	45,207
01/01/2007 to 12/31/2007	$13.94	$14.35	57,244
01/01/2008 to 12/31/2008	$14.35	$10.21	32,217
01/01/2009 to 12/31/2009	$10.21	$11.47	38,613
01/01/2010 to 12/31/2010	$11.47	$13.51	20,090
01/01/2011 to 12/31/2011	$13.51	$14.49	15,815
01/01/2012 to 12/31/2012	$14.49	$15.66	15,930
01/01/2013 to 12/31/2013	$15.66	$21.98	21,990
01/01/2014 to 04/25/2014	$21.98	$21.72	0
Target Managed VIP Portfolio
01/01/2006 to 12/31/2006	$15.50	$17.07	751,781
01/01/2007 to 12/31/2007	$17.07	$18.45	676,438
01/01/2008 to 12/31/2008	$18.45	$10.05	229,477
01/01/2009 to 12/31/2009	$10.05	$11.22	142,533
01/01/2010 to 12/31/2010	$11.22	$13.20	110,909
01/01/2011 to 12/31/2011	$13.20	$12.81	88,019
01/01/2012 to 12/31/2012	$12.81	$14.30	83,048
01/01/2013 to 12/31/2013	$14.30	$19.18	47,324
01/01/2014 to 04/25/2014	$19.18	$19.08	0
The DOW DART 10 Portfolio
01/01/2006 to 12/31/2006	$11.81	$14.64	50,230
01/01/2007 to 12/31/2007	$14.64	$14.55	42,707
01/01/2008 to 12/31/2008	$14.55	$10.27	13,353
01/01/2009 to 12/31/2009	$10.27	$11.56	10,232
01/01/2010 to 12/31/2010	$11.56	$13.33	15,522
01/01/2011 to 12/31/2011	$13.33	$14.17	12,267
01/01/2012 to 12/31/2012	$14.17	$15.50	11,871
01/01/2013 to 12/31/2013	$15.50	$20.03	11,910
01/01/2014 to 04/25/2014	$20.03	$19.74	0
The DOW Target Dividend Portfolio
01/01/2006 to 12/31/2006	$9.79	$11.42	415,893
01/01/2007 to 12/31/2007	$11.42	$11.40	397,672
01/01/2008 to 12/31/2008	$11.40	$6.69	263,193
01/01/2009 to 12/31/2009	$6.69	$7.54	233,259
01/01/2010 to 12/31/2010	$7.54	$8.68	192,557
01/01/2011 to 12/31/2011	$8.68	$9.08	156,556
01/01/2012 to 12/31/2012	$9.08	$9.47	120,219
01/01/2013 to 12/31/2013	$9.47	$11.99	102,535
01/01/2014 to 04/25/2014	$11.99	$12.41	0
Value Line Target 25 Portfolio
01/01/2006 to 12/31/2006	$19.64	$19.95	178,140
01/01/2007 to 12/31/2007	$19.95	$23.28	204,229
01/01/2008 to 12/31/2008	$23.28	$10.39	181,230
01/01/2009 to 12/31/2009	$10.39	$10.99	158,950
01/01/2010 to 12/31/2010	$10.99	$14.15	124,480
01/01/2011 to 12/31/2011	$14.15	$10.53	101,101
01/01/2012 to 12/31/2012	$10.53	$12.61	71,786
01/01/2013 to 12/31/2013	$12.61	$16.37	49,260
01/01/2014 to 04/25/2014	$16.37	$17.50	0
Wells Fargo Advantage VT Equity Income
01/01/2006 to 12/31/2006	$18.02	$21.10	23,739
01/01/2007 to 12/31/2007	$21.10	$21.42	20,467
01/01/2008 to 12/31/2008	$21.42	$13.44	55,757
01/01/2009 to 12/31/2009	$13.44	$15.51	30,734
01/01/2010 to 07/16/2010	$15.51	$14.93	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Wells Fargo VT International Equity Fund – Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.28	$14.87	173,563
01/01/2011 to 12/31/2011	$14.87	$12.81	149,767
01/01/2012 to 12/31/2012	$12.81	$14.38	122,892
01/01/2013 to 12/31/2013	$14.38	$17.03	100,597
01/01/2014 to 12/31/2014	$17.03	$15.93	76,194
01/01/2015 to 12/31/2015	$15.93	$16.09	45,610
Wells Fargo VT Intrinsic Value Fund – Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$14.93	$17.43	37,256
01/01/2011 to 12/31/2011	$17.43	$16.84	22,159
01/01/2012 to 12/31/2012	$16.84	$19.87	20,199
01/01/2013 to 12/31/2013	$19.87	$25.57	15,181
01/01/2014 to 12/31/2014	$25.57	$27.85	15,043
01/01/2015 to 12/31/2015	$27.85	$27.36	15,221
Wells Fargo VT Omega Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.08	$14.00	129,477
01/01/2011 to 12/31/2011	$14.00	$13.08	90,859
01/01/2012 to 12/31/2012	$13.08	$15.60	50,798
01/01/2013 to 12/31/2013	$15.60	$21.60	38,150
01/01/2014 to 12/31/2014	$21.60	$22.20	22,509
01/01/2015 to 12/31/2015	$22.20	$22.28	13,054
Wells Fargo VT Small Cap Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.27	116,451
01/01/2011 to 12/31/2011	$12.27	$11.59	69,975
01/01/2012 to 12/31/2012	$11.59	$12.38	43,174
01/01/2013 to 12/31/2013	$12.38	$18.40	36,856
01/01/2014 to 12/31/2014	$18.40	$17.87	29,817
01/01/2015 to 12/31/2015	$17.87	$17.18	10,916

*	Denotes the start date of these sub-accounts

ASAP III

Prudential Annuities Life Assurance Corporation

Prospectus

ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps OR GRO Plus 2008 60 bps and Combo 5%/HAV 80 bps (2.65%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ACCESS VP High Yield Fund
05/01/2009 to 12/31/2009	$9.85	$12.11	0
01/01/2010 to 12/31/2010	$12.11	$13.72	0
01/01/2011 to 12/31/2011	$13.72	$13.72	0
01/01/2012 to 12/31/2012	$13.72	$15.24	0
01/01/2013 to 12/31/2013	$15.24	$16.32	0
01/01/2014 to 12/31/2014	$16.32	$16.26	0
01/01/2015 to 12/31/2015	$16.26	$15.86	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.66	$9.30	159,301
01/01/2010 to 12/31/2010	$9.30	$10.14	212,391
01/01/2011 to 12/31/2011	$10.14	$9.61	105,066
01/01/2012 to 12/31/2012	$9.61	$10.53	134,457
01/01/2013 to 12/31/2013	$10.53	$11.27	66,527
01/01/2014 to 12/31/2014	$11.27	$11.39	69,109
01/01/2015 to 12/31/2015	$11.39	$10.73	47,914
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.68	$9.46	108,658
01/01/2010 to 12/31/2010	$9.46	$10.47	131,942
01/01/2011 to 12/31/2011	$10.47	$10.21	48,552
01/01/2012 to 12/31/2012	$10.21	$11.29	57,706
01/01/2013 to 12/31/2013	$11.29	$12.82	25,222
01/01/2014 to 12/31/2014	$12.82	$13.24	28,188
01/01/2015 to 12/31/2015	$13.24	$12.99	18,223
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$6.70	$8.26	53,149
01/01/2010 to 12/31/2010	$8.26	$9.15	55,133
01/01/2011 to 12/31/2011	$9.15	$9.23	13,061
01/01/2012 to 05/04/2012	$9.23	$9.99	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.97	$9.54	676,115
01/01/2010 to 12/31/2010	$9.54	$10.43	803,521
01/01/2011 to 12/31/2011	$10.43	$10.03	368,297
01/01/2012 to 12/31/2012	$10.03	$10.98	447,452
01/01/2013 to 12/31/2013	$10.98	$12.58	326,622
01/01/2014 to 12/31/2014	$12.58	$13.04	360,939
01/01/2015 to 12/31/2015	$13.04	$12.76	265,506
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.10	6,280
01/01/2012 to 12/31/2012	$9.10	$9.92	23,922
01/01/2013 to 12/31/2013	$9.92	$10.70	18,253
01/01/2014 to 12/31/2014	$10.70	$10.93	8,630
01/01/2015 to 12/31/2015	$10.93	$10.32	9,739
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.43	0
01/01/2014 to 12/31/2014	$10.43	$10.51	387
01/01/2015 to 12/31/2015	$10.51	$10.26	0
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$10.59	$11.07	27,342
01/01/2010 to 12/31/2010	$11.07	$11.20	33,522
01/01/2011 to 12/31/2011	$11.20	$11.14	14,026
01/01/2012 to 12/31/2012	$11.14	$11.36	8,601
01/01/2013 to 12/31/2013	$11.36	$10.82	4,268
01/01/2014 to 12/31/2014	$10.82	$10.52	2,997
01/01/2015 to 12/31/2015	$10.52	$10.29	2,287
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$10.49	$11.57	100,899
01/01/2010 to 12/31/2010	$11.57	$12.13	259,444
01/01/2011 to 12/31/2011	$12.13	$12.18	94,206
01/01/2012 to 12/31/2012	$12.18	$12.97	96,756
01/01/2013 to 12/31/2013	$12.97	$12.39	59,772
01/01/2014 to 12/31/2014	$12.39	$12.57	59,859
01/01/2015 to 12/31/2015	$12.57	$11.98	34,602

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$9.96	$9.95	0
01/01/2010 to 12/31/2010	$9.95	$10.59	0
01/01/2011 to 12/31/2011	$10.59	$10.97	0
01/01/2012 to 12/31/2012	$10.97	$11.01	0
01/01/2013 to 12/31/2013	$11.01	$10.68	0
01/01/2014 to 12/31/2014	$10.68	$10.38	0
01/01/2015 to 12/31/2015	$10.38	$10.08	0
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.94	$9.57	5,603
01/01/2010 to 12/31/2010	$9.57	$10.30	156,943
01/01/2011 to 12/31/2011	$10.30	$11.00	575,620
01/01/2012 to 12/31/2012	$11.00	$11.15	307,580
01/01/2013 to 12/31/2013	$11.15	$10.78	65,976
01/01/2014 to 12/31/2014	$10.78	$10.54	48,868
01/01/2015 to 12/31/2015	$10.54	$10.24	70,315
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.67	310,356
01/01/2011 to 12/31/2011	$10.67	$11.57	645,073
01/01/2012 to 12/31/2012	$11.57	$11.84	401,438
01/01/2013 to 12/31/2013	$11.84	$11.29	152,935
01/01/2014 to 12/31/2014	$11.29	$11.15	98,153
01/01/2015 to 12/31/2015	$11.15	$10.87	102,044
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92	$9.64	0
01/01/2010 to 12/31/2010	$9.64	$10.43	0
01/01/2011 to 12/31/2011	$10.43	$11.53	794,107
01/01/2012 to 12/31/2012	$11.53	$11.87	526,285
01/01/2013 to 12/31/2013	$11.87	$11.19	279,656
01/01/2014 to 12/31/2014	$11.19	$11.18	103,650
01/01/2015 to 12/31/2015	$11.18	$10.98	46,085
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.91	$9.54	0
01/01/2010 to 12/31/2010	$9.54	$10.34	6,929
01/01/2011 to 12/31/2011	$10.34	$11.67	0
01/01/2012 to 12/31/2012	$11.67	$12.03	305,082
01/01/2013 to 12/31/2013	$12.03	$11.15	288,796
01/01/2014 to 12/31/2014	$11.15	$11.31	135,552
01/01/2015 to 12/31/2015	$11.31	$11.13	95,794
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88	$9.21	0
01/01/2010 to 12/31/2010	$9.21	$10.03	100,282
01/01/2011 to 12/31/2011	$10.03	$11.59	8,944
01/01/2012 to 12/31/2012	$11.59	$12.00	7,256
01/01/2013 to 12/31/2013	$12.00	$10.92	685,862
01/01/2014 to 12/31/2014	$10.92	$11.28	352,471
01/01/2015 to 12/31/2015	$11.28	$11.15	403,648
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.91	64,449
01/01/2011 to 12/31/2011	$10.91	$12.78	706,219
01/01/2012 to 12/31/2012	$12.78	$13.29	323,557
01/01/2013 to 12/31/2013	$13.29	$12.03	15,261
01/01/2014 to 12/31/2014	$12.03	$12.61	444,243
01/01/2015 to 12/31/2015	$12.61	$12.50	557,426
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.92	329,141
01/01/2012 to 12/31/2012	$11.92	$12.28	414,448
01/01/2013 to 12/31/2013	$12.28	$10.79	45,625
01/01/2014 to 12/31/2014	$10.79	$11.59	42,773
01/01/2015 to 12/31/2015	$11.59	$11.52	183,525

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.31	155,312
01/01/2013 to 12/31/2013	$10.31	$9.01	1,001,752
01/01/2014 to 12/31/2014	$9.01	$9.88	492,219
01/01/2015 to 12/31/2015	$9.88	$9.88	80,752
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.67	405,665
01/01/2014 to 12/31/2014	$8.67	$9.68	251,870
01/01/2015 to 12/31/2015	$9.68	$9.69	11,220
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.21	52,018
01/01/2015 to 12/31/2015	$11.21	$11.13	616,068
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.85	197,716
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14	$10.29	0
01/01/2010 to 12/31/2010	$10.29	$11.39	6,807
01/01/2011 to 12/31/2011	$11.39	$10.44	549
01/01/2012 to 12/31/2012	$10.44	$11.50	554
01/01/2013 to 12/31/2013	$11.50	$14.72	11
01/01/2014 to 12/31/2014	$14.72	$15.80	69
01/01/2015 to 12/31/2015	$15.80	$14.65	39
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.48	$9.13	708,219
01/01/2010 to 12/31/2010	$9.13	$10.08	749,579
01/01/2011 to 12/31/2011	$10.08	$9.58	281,330
01/01/2012 to 12/31/2012	$9.58	$10.60	358,749
01/01/2013 to 12/31/2013	$10.60	$12.66	307,488
01/01/2014 to 12/31/2014	$12.66	$13.19	309,371
01/01/2015 to 12/31/2015	$13.19	$12.91	223,785
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.56	0
01/01/2014 to 12/31/2014	$11.56	$12.79	109
01/01/2015 to 12/31/2015	$12.79	$12.00	60
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$6.68	$10.04	39,209
01/01/2010 to 12/31/2010	$10.04	$12.58	51,647
01/01/2011 to 12/31/2011	$12.58	$13.05	12,690
01/01/2012 to 12/31/2012	$13.05	$14.65	15,675
01/01/2013 to 12/31/2013	$14.65	$14.71	10,375
01/01/2014 to 12/31/2014	$14.71	$18.75	11,401
01/01/2015 to 12/31/2015	$18.75	$19.14	10,065
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.62	0
01/01/2014 to 12/31/2014	$9.62	$9.85	0
01/01/2015 to 12/31/2015	$9.85	$9.57	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.02	$8.35	30,995
01/01/2010 to 12/31/2010	$8.35	$9.22	58,869
01/01/2011 to 12/31/2011	$9.22	$8.75	19,800
01/01/2012 to 12/31/2012	$8.75	$9.68	22,329
01/01/2013 to 12/31/2013	$9.68	$11.23	25,652
01/01/2014 to 12/31/2014	$11.23	$11.56	24,522
01/01/2015 to 10/16/2015	$11.56	$11.44	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$6.97	$8.53	137,785
01/01/2010 to 12/31/2010	$8.53	$9.49	188,595
01/01/2011 to 12/31/2011	$9.49	$9.10	91,985
01/01/2012 to 12/31/2012	$9.10	$9.80	102,678
01/01/2013 to 12/31/2013	$9.80	$10.95	41,823
01/01/2014 to 12/31/2014	$10.95	$11.00	53,089
01/01/2015 to 12/31/2015	$11.00	$10.81	34,729
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.67	120,659
01/01/2013 to 12/31/2013	$10.67	$12.93	69,377
01/01/2014 to 12/31/2014	$12.93	$12.99	73,181
01/01/2015 to 10/16/2015	$12.99	$12.35	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.74	0
01/01/2014 to 12/31/2014	$10.74	$10.72	994
01/01/2015 to 10/16/2015	$10.72	$10.15	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.68	$8.00	45,530
01/01/2010 to 12/31/2010	$8.00	$9.37	52,578
01/01/2011 to 12/31/2011	$9.37	$8.66	13,704
01/01/2012 to 12/31/2012	$8.66	$10.69	16,463
01/01/2013 to 12/31/2013	$10.69	$10.86	8,942
01/01/2014 to 12/31/2014	$10.86	$12.04	10,387
01/01/2015 to 12/31/2015	$12.04	$11.71	7,446
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$8.42	$10.72	11,362
01/01/2010 to 12/31/2010	$10.72	$11.51	26,337
01/01/2011 to 12/31/2011	$11.51	$10.76	8,661
01/01/2012 to 12/31/2012	$10.76	$12.55	9,618
01/01/2013 to 12/31/2013	$12.55	$15.85	6,547
01/01/2014 to 02/07/2014	$15.85	$15.57	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.64	$7.97	6,997
01/01/2010 to 12/31/2010	$7.97	$8.76	13,269
01/01/2011 to 12/31/2011	$8.76	$8.05	4,169
01/01/2012 to 12/31/2012	$8.05	$9.38	4,513
01/01/2013 to 12/31/2013	$9.38	$12.20	2,530
01/01/2014 to 12/31/2014	$12.20	$13.43	6,298
01/01/2015 to 12/31/2015	$13.43	$12.47	10,989
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.32	$11.11	17,908
01/01/2010 to 12/31/2010	$11.11	$12.96	39,965
01/01/2011 to 12/31/2011	$12.96	$12.25	10,818
01/01/2012 to 12/31/2012	$12.25	$14.26	13,842
01/01/2013 to 12/31/2013	$14.26	$18.35	17,574
01/01/2014 to 12/31/2014	$18.35	$19.92	17,554
01/01/2015 to 12/31/2015	$19.92	$18.29	14,778
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.64	$9.00	91,733
01/01/2010 to 12/31/2010	$9.00	$9.78	111,962
01/01/2011 to 12/31/2011	$9.78	$9.47	37,760
01/01/2012 to 12/31/2012	$9.47	$10.16	41,636
01/01/2013 to 12/31/2013	$10.16	$10.86	29,512
01/01/2014 to 12/31/2014	$10.86	$11.00	19,617
01/01/2015 to 12/31/2015	$11.00	$10.61	15,694

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.62	$9.73	7,376
01/01/2010 to 12/31/2010	$9.73	$12.01	32,918
01/01/2011 to 12/31/2011	$12.01	$11.84	10,130
01/01/2012 to 12/31/2012	$11.84	$13.34	12,406
01/01/2013 to 12/31/2013	$13.34	$18.03	9,636
01/01/2014 to 12/31/2014	$18.03	$18.81	8,718
01/01/2015 to 12/31/2015	$18.81	$17.31	5,653
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.93	$8.71	23,375
01/01/2010 to 12/31/2010	$8.71	$9.54	49,989
01/01/2011 to 12/31/2011	$9.54	$9.24	18,206
01/01/2012 to 12/31/2012	$9.24	$10.20	15,220
01/01/2013 to 12/31/2013	$10.20	$13.37	1,249
01/01/2014 to 12/31/2014	$13.37	$13.22	881
01/01/2015 to 12/31/2015	$13.22	$12.09	1,539
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.05	$10.02	34,468
01/01/2010 to 12/31/2010	$10.02	$11.07	56,851
01/01/2011 to 12/31/2011	$11.07	$11.12	18,231
01/01/2012 to 12/31/2012	$11.12	$12.33	31,773
01/01/2013 to 12/31/2013	$12.33	$12.86	11,852
01/01/2014 to 12/31/2014	$12.86	$12.84	18,616
01/01/2015 to 12/31/2015	$12.84	$12.06	10,600
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$7.48	$9.75	27,547
01/01/2010 to 12/31/2010	$9.75	$10.86	42,682
01/01/2011 to 12/31/2011	$10.86	$9.21	14,523
01/01/2012 to 12/31/2012	$9.21	$10.79	13,807
01/01/2013 to 12/31/2013	$10.79	$12.51	28,143
01/01/2014 to 12/31/2014	$12.51	$11.50	24,466
01/01/2015 to 12/31/2015	$11.50	$11.55	5,355
AST International Value Portfolio
05/01/2009 to 12/31/2009	$8.11	$10.46	44,606
01/01/2010 to 12/31/2010	$10.46	$11.31	49,149
01/01/2011 to 12/31/2011	$11.31	$9.63	11,615
01/01/2012 to 12/31/2012	$9.63	$10.94	25,404
01/01/2013 to 12/31/2013	$10.94	$12.72	12,457
01/01/2014 to 12/31/2014	$12.72	$11.56	6,767
01/01/2015 to 12/31/2015	$11.56	$11.34	7,158
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$6.97	$8.47	147,100
01/01/2010 to 12/31/2010	$8.47	$9.38	204,130
01/01/2011 to 12/31/2011	$9.38	$9.08	79,044
01/01/2012 to 12/31/2012	$9.08	$10.04	86,248
01/01/2013 to 12/31/2013	$10.04	$11.36	52,088
01/01/2014 to 12/31/2014	$11.36	$11.77	71,138
01/01/2015 to 12/31/2015	$11.77	$11.34	46,627
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$7.60	$10.15	9,545
01/01/2010 to 12/31/2010	$10.15	$10.59	37,715
01/01/2011 to 12/31/2011	$10.59	$9.37	12,895
01/01/2012 to 12/31/2012	$9.37	$11.12	15,160
01/01/2013 to 12/31/2013	$11.12	$12.49	9,996
01/01/2014 to 12/31/2014	$12.49	$11.38	11,150
01/01/2015 to 12/31/2015	$11.38	$10.77	5,676

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.35	$10.77	81,132
01/01/2010 to 12/31/2010	$10.77	$11.26	55,706
01/01/2011 to 12/31/2011	$11.26	$10.99	32,627
01/01/2012 to 12/31/2012	$10.99	$11.84	45,485
01/01/2013 to 12/31/2013	$11.84	$12.80	26,599
01/01/2014 to 12/31/2014	$12.80	$13.14	28,919
01/01/2015 to 12/31/2015	$13.14	$12.77	20,294
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.28	0
01/01/2010 to 12/31/2010	$10.28	$11.14	5,980
01/01/2011 to 12/31/2011	$11.14	$10.91	1,722
01/01/2012 to 12/31/2012	$10.91	$12.24	2,198
01/01/2013 to 12/31/2013	$12.24	$16.26	777
01/01/2014 to 12/31/2014	$16.26	$17.33	3,190
01/01/2015 to 12/31/2015	$17.33	$18.67	2,334
AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$5.99	$7.55	12,659
01/01/2010 to 12/31/2010	$7.55	$8.32	4,760
01/01/2011 to 12/31/2011	$8.32	$7.76	3,241
01/01/2012 to 12/31/2012	$7.76	$8.83	12,829
01/01/2013 to 12/31/2013	$8.83	$12.02	34,651
01/01/2014 to 12/31/2014	$12.02	$13.31	26,370
01/01/2015 to 12/31/2015	$13.31	$11.94	11,313
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.91	$8.75	37,494
01/01/2010 to 12/31/2010	$8.75	$10.20	63,578
01/01/2011 to 12/31/2011	$10.20	$9.84	22,561
01/01/2012 to 12/31/2012	$9.84	$10.76	21,520
01/01/2013 to 12/31/2013	$10.76	$14.30	4,048
01/01/2014 to 12/31/2014	$14.30	$15.40	11,540
01/01/2015 to 12/31/2015	$15.40	$16.50	7,022
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$8.89	$10.66	27,186
01/01/2010 to 12/31/2010	$10.66	$11.77	21,065
01/01/2011 to 12/31/2011	$11.77	$12.63	24,541
01/01/2012 to 12/31/2012	$12.63	$13.02	18,227
01/01/2013 to 12/31/2013	$13.02	$12.42	10,377
01/01/2014 to 12/31/2014	$12.42	$12.86	11,063
01/01/2015 to 12/31/2015	$12.86	$12.45	11,392
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$8.33	$11.01	6,858
01/01/2010 to 12/31/2010	$11.01	$12.01	12,938
01/01/2011 to 12/31/2011	$12.01	$11.33	5,269
01/01/2012 to 12/31/2012	$11.33	$13.57	3,362
01/01/2013 to 12/31/2013	$13.57	$16.87	2,723
01/01/2014 to 12/31/2014	$16.87	$17.02	2,686
01/01/2015 to 12/31/2015	$17.02	$16.32	7,087
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$7.93	$9.58	7,736
01/01/2010 to 12/31/2010	$9.58	$10.51	8,723
01/01/2011 to 12/31/2011	$10.51	$10.18	3,745
01/01/2012 to 12/31/2012	$10.18	$11.60	12,102
01/01/2013 to 12/31/2013	$11.60	$15.44	16,542
01/01/2014 to 12/31/2014	$15.44	$16.33	14,230
01/01/2015 to 12/31/2015	$16.33	$17.05	2,029

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.16	0
01/01/2013 to 12/31/2013	$10.16	$13.30	0
01/01/2014 to 12/31/2014	$13.30	$14.27	0
01/01/2015 to 12/31/2015	$14.27	$13.79	7,799
AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.05	$9.30	8,401
01/01/2010 to 12/31/2010	$9.30	$11.19	30,309
01/01/2011 to 12/31/2011	$11.19	$10.52	11,640
01/01/2012 to 12/31/2012	$10.52	$12.13	14,025
01/01/2013 to 12/31/2013	$12.13	$15.63	20,604
01/01/2014 to 12/31/2014	$15.63	$17.49	17,595
01/01/2015 to 12/31/2015	$17.49	$15.91	2,372
AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.32	$10.14	186,292
01/01/2010 to 12/31/2010	$10.14	$9.88	56,299
01/01/2011 to 12/31/2011	$9.88	$9.62	49,295
01/01/2012 to 12/31/2012	$9.62	$9.36	40,412
01/01/2013 to 12/31/2013	$9.36	$9.11	11,715
01/01/2014 to 12/31/2014	$9.11	$8.87	8,866
01/01/2015 to 12/31/2015	$8.87	$8.64	3,453
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.05	0
01/01/2012 to 12/31/2012	$10.05	$10.26	780
01/01/2013 to 12/31/2013	$10.26	$9.71	420
01/01/2014 to 12/31/2014	$9.71	$9.94	2,646
01/01/2015 to 10/16/2015	$9.94	$9.83	0
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.41	$10.38	8,686
01/01/2010 to 12/31/2010	$10.38	$13.00	18,742
01/01/2011 to 12/31/2011	$13.00	$12.87	5,978
01/01/2012 to 12/31/2012	$12.87	$14.08	12,258
01/01/2013 to 12/31/2013	$14.08	$18.17	4,962
01/01/2014 to 12/31/2014	$18.17	$19.10	5,605
01/01/2015 to 10/16/2015	$19.10	$19.42	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.84	$8.27	9,909
01/01/2010 to 12/31/2010	$8.27	$9.69	15,269
01/01/2011 to 04/29/2011	$9.69	$10.83	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.67	$8.99	13,800
01/01/2010 to 12/31/2010	$8.99	$10.81	36,557
01/01/2011 to 12/31/2011	$10.81	$10.26	11,055
01/01/2012 to 12/31/2012	$10.26	$11.70	14,944
01/01/2013 to 12/31/2013	$11.70	$16.17	7,481
01/01/2014 to 12/31/2014	$16.17	$17.99	9,475
01/01/2015 to 12/31/2015	$17.99	$16.53	4,991
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.25	10,230
01/01/2013 to 12/31/2013	$10.25	$11.87	7,334
01/01/2014 to 12/31/2014	$11.87	$12.15	7,401
01/01/2015 to 12/31/2015	$12.15	$11.68	5,389
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.14	$8.99	15,797
01/01/2010 to 12/31/2010	$8.99	$10.71	34,990
01/01/2011 to 12/31/2011	$10.71	$8.31	11,571
01/01/2012 to 12/31/2012	$8.31	$9.54	15,406
01/01/2013 to 12/31/2013	$9.54	$9.31	3,091
01/01/2014 to 12/31/2014	$9.31	$8.64	8,003
01/01/2015 to 12/31/2015	$8.64	$7.00	8,802

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.86	$10.22	159,770
01/01/2010 to 12/31/2010	$10.22	$11.00	172,519
01/01/2011 to 12/31/2011	$11.00	$10.81	76,467
01/01/2012 to 12/31/2012	$10.81	$11.62	85,882
01/01/2013 to 12/31/2013	$11.62	$12.35	28,140
01/01/2014 to 12/31/2014	$12.35	$12.72	44,324
01/01/2015 to 12/31/2015	$12.72	$12.40	24,783
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.05	0
01/01/2012 to 12/31/2012	$10.05	$10.48	623
01/01/2013 to 12/31/2013	$10.48	$9.97	925
01/01/2014 to 12/31/2014	$9.97	$10.29	2,813
01/01/2015 to 12/31/2015	$10.29	$9.99	2,701
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.58	$7.98	350,219
01/01/2010 to 12/31/2010	$7.98	$9.25	333,228
01/01/2011 to 12/31/2011	$9.25	$8.44	126,388
01/01/2012 to 12/31/2012	$8.44	$9.28	162,969
01/01/2013 to 12/31/2013	$9.28	$10.57	77,591
01/01/2014 to 12/31/2014	$10.57	$11.24	76,565
01/01/2015 to 12/31/2015	$11.24	$10.88	94,663
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.28	$7.95	440
01/01/2010 to 12/31/2010	$7.95	$8.90	3,799
01/01/2011 to 12/31/2011	$8.90	$8.97	1,298
01/01/2012 to 12/31/2012	$8.97	$10.37	2,513
01/01/2013 to 12/31/2013	$10.37	$13.37	1,248
01/01/2014 to 12/31/2014	$13.37	$15.25	2,992
01/01/2015 to 12/31/2015	$15.25	$15.31	2,014
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.84	0
01/01/2012 to 12/31/2012	$8.84	$9.74	0
01/01/2013 to 12/31/2013	$9.74	$11.60	0
01/01/2014 to 12/31/2014	$11.60	$12.03	0
01/01/2015 to 12/31/2015	$12.03	$11.73	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.17	$8.49	138,328
01/01/2010 to 12/31/2010	$8.49	$9.25	113,621
01/01/2011 to 12/31/2011	$9.25	$8.85	45,096
01/01/2012 to 12/31/2012	$8.85	$9.50	48,074
01/01/2013 to 12/31/2013	$9.50	$10.39	22,804
01/01/2014 to 12/31/2014	$10.39	$10.64	35,167
01/01/2015 to 12/31/2015	$10.64	$10.34	20,596
AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$7.32	$8.95	77,197
01/01/2010 to 12/31/2010	$8.95	$9.96	101,506
01/01/2011 to 12/31/2011	$9.96	$9.47	41,550
01/01/2012 to 12/31/2012	$9.47	$10.68	44,657
01/01/2013 to 12/31/2013	$10.68	$12.28	20,811
01/01/2014 to 12/31/2014	$12.28	$12.60	27,107
01/01/2015 to 12/31/2015	$12.60	$12.20	37,227
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$7.98	$9.76	101,532
01/01/2010 to 12/31/2010	$9.76	$10.62	180,063
01/01/2011 to 12/31/2011	$10.62	$9.99	67,956
01/01/2012 to 12/31/2012	$9.99	$10.81	77,240
01/01/2013 to 12/31/2013	$10.81	$12.04	35,159
01/01/2014 to 12/31/2014	$12.04	$12.08	36,792
01/01/2015 to 10/16/2015	$12.08	$11.65	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$7.01	$9.09	19,394
01/01/2010 to 12/31/2010	$9.09	$11.73	35,005
01/01/2011 to 12/31/2011	$11.73	$9.92	19,569
01/01/2012 to 12/31/2012	$9.92	$11.60	17,162
01/01/2013 to 12/31/2013	$11.60	$15.89	14,881
01/01/2014 to 12/31/2014	$15.89	$16.24	15,001
01/01/2015 to 12/31/2015	$16.24	$16.02	5,061
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.46	$9.76	4,989
01/01/2010 to 12/31/2010	$9.76	$12.96	8,672
01/01/2011 to 12/31/2011	$12.96	$12.49	3,795
01/01/2012 to 12/31/2012	$12.49	$13.64	9,240
01/01/2013 to 12/31/2013	$13.64	$17.95	10,329
01/01/2014 to 12/31/2014	$17.95	$18.14	9,004
01/01/2015 to 12/31/2015	$18.14	$17.80	6,659
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.42	$9.59	57,584
01/01/2010 to 12/31/2010	$9.59	$11.76	57,699
01/01/2011 to 12/31/2011	$11.76	$10.77	18,951
01/01/2012 to 12/31/2012	$10.77	$12.38	25,564
01/01/2013 to 12/31/2013	$12.38	$16.57	26,533
01/01/2014 to 12/31/2014	$16.57	$16.98	21,303
01/01/2015 to 12/31/2015	$16.98	$15.81	9,112
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.41	$10.14	110,706
01/01/2010 to 12/31/2010	$10.14	$11.01	148,995
01/01/2011 to 12/31/2011	$11.01	$10.93	63,515
01/01/2012 to 12/31/2012	$10.93	$12.08	75,183
01/01/2013 to 12/31/2013	$12.08	$13.74	37,483
01/01/2014 to 12/31/2014	$13.74	$14.16	60,719
01/01/2015 to 12/31/2015	$14.16	$13.79	52,048
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$6.07	$7.73	14,808
01/01/2010 to 12/31/2010	$7.73	$8.52	17,597
01/01/2011 to 12/31/2011	$8.52	$8.16	8,102
01/01/2012 to 12/31/2012	$8.16	$9.32	19,482
01/01/2013 to 12/31/2013	$9.32	$11.76	24,827
01/01/2014 to 12/31/2014	$11.76	$12.30	22,884
01/01/2015 to 10/16/2015	$12.30	$11.31	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.57	$11.25	13,227
01/01/2010 to 12/31/2010	$11.25	$12.68	16,377
01/01/2011 to 12/31/2011	$12.68	$12.14	5,215
01/01/2012 to 12/31/2012	$12.14	$13.89	7,212
01/01/2013 to 12/31/2013	$13.89	$19.48	20,350
01/01/2014 to 12/31/2014	$19.48	$20.55	17,245
01/01/2015 to 12/31/2015	$20.55	$21.92	13,928
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$9.56	$12.71	61,248
01/01/2010 to 12/31/2010	$12.71	$14.91	92,333
01/01/2011 to 12/31/2011	$14.91	$12.35	29,413
01/01/2012 to 12/31/2012	$12.35	$12.45	34,645
01/01/2013 to 12/31/2013	$12.45	$13.99	20,962
01/01/2014 to 12/31/2014	$13.99	$12.48	20,951
01/01/2015 to 12/31/2015	$12.48	$9.81	13,030

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$9.71	$10.73	31,524
01/01/2010 to 12/31/2010	$10.73	$11.04	39,047
01/01/2011 to 12/31/2011	$11.04	$11.19	17,715
01/01/2012 to 12/31/2012	$11.19	$11.46	17,456
01/01/2013 to 12/31/2013	$11.46	$10.74	6,107
01/01/2014 to 12/31/2014	$10.74	$10.52	6,879
01/01/2015 to 12/31/2015	$10.52	$9.76	3,304
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.67	$8.42	36,911
01/01/2010 to 12/31/2010	$8.42	$9.40	54,929
01/01/2011 to 12/31/2011	$9.40	$8.83	15,323
01/01/2012 to 12/31/2012	$8.83	$9.55	21,695
01/01/2013 to 12/31/2013	$9.55	$11.20	19,797
01/01/2014 to 12/31/2014	$11.20	$11.50	22,610
01/01/2015 to 12/31/2015	$11.50	$11.13	44,847
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.32	$9.99	50,536
01/01/2010 to 12/31/2010	$9.99	$10.49	80,747
01/01/2011 to 12/31/2011	$10.49	$10.83	33,098
01/01/2012 to 12/31/2012	$10.83	$11.37	41,891
01/01/2013 to 12/31/2013	$11.37	$10.90	64,111
01/01/2014 to 12/31/2014	$10.90	$11.38	62,478
01/01/2015 to 12/31/2015	$11.38	$11.21	33,189
Evergreen VA Growth Fund
05/01/2009 to 12/31/2009	$8.26	$10.35	0
01/01/2010 to 07/16/2010	$10.35	$10.08	0
Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$7.46	$9.41	2,694
01/01/2010 to 07/16/2010	$9.41	$8.89	0
Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$9.09	$11.76	1,366
01/01/2010 to 07/16/2010	$11.76	$10.93	0
First Trust Target Focus Four Portfolio
05/01/2009 to 12/31/2009	$5.33	$6.98	214
01/01/2010 to 12/31/2010	$6.98	$8.08	376
01/01/2011 to 12/31/2011	$8.08	$7.01	79
01/01/2012 to 12/31/2012	$7.01	$7.77	0
01/01/2013 to 12/31/2013	$7.77	$9.91	0
01/01/2014 to 04/25/2014	$9.91	$10.19	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$6.59	$8.35	206,785
01/01/2010 to 12/31/2010	$8.35	$8.97	267,746
01/01/2011 to 12/31/2011	$8.97	$8.58	115,073
01/01/2012 to 09/21/2012	$8.58	$9.54	0
Global Dividend Target 15 Portfolio
05/01/2009 to 12/31/2009	$8.61	$12.35	9,823
01/01/2010 to 12/31/2010	$12.35	$13.19	9,210
01/01/2011 to 12/31/2011	$13.19	$11.88	2,325
01/01/2012 to 12/31/2012	$11.88	$14.50	4,266
01/01/2013 to 12/31/2013	$14.50	$16.14	2,145
01/01/2014 to 04/25/2014	$16.14	$15.75	0
Invesco V.I. Capital Development Fund – Series I
04/29/2011* to 12/31/2011	$10.03	$8.11	821
01/01/2012 to 04/27/2012	$8.11	$9.17	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Invesco V.I. Diversified Dividend Fund – Series I
04/29/2011* to 12/31/2011	$9.99	$9.06	392
01/01/2012 to 12/31/2012	$9.06	$10.47	544
01/01/2013 to 12/31/2013	$10.47	$13.36	311
01/01/2014 to 12/31/2014	$13.36	$14.67	2,501
01/01/2015 to 12/31/2015	$14.67	$14.58	1,134
Invesco V.I. Dynamics Fund – Series I
05/01/2009 to 12/31/2009	$7.18	$9.37	964
01/01/2010 to 12/31/2010	$9.37	$11.29	1,855
01/01/2011 to 04/29/2011	$11.29	$12.53	0
Invesco V.I. Financial Services Fund – Series I
05/01/2009 to 12/31/2009	$3.21	$4.48	1,270
01/01/2010 to 12/31/2010	$4.48	$4.81	2,100
01/01/2011 to 04/29/2011	$4.81	$5.06	0
Invesco V.I. Global Health Care Fund – Series I
05/01/2009 to 12/31/2009	$8.36	$10.67	1,728
01/01/2010 to 12/31/2010	$10.67	$10.94	1,668
01/01/2011 to 12/31/2011	$10.94	$11.07	716
01/01/2012 to 12/31/2012	$11.07	$13.03	948
01/01/2013 to 12/31/2013	$13.03	$17.82	634
01/01/2014 to 12/31/2014	$17.82	$20.76	1,245
01/01/2015 to 12/31/2015	$20.76	$20.85	590
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.70	1,134
01/01/2013 to 12/31/2013	$9.70	$12.94	91
01/01/2014 to 12/31/2014	$12.94	$13.61	224
01/01/2015 to 12/31/2015	$13.61	$13.40	152
Invesco V.I. Technology Fund – Series I
05/01/2009 to 12/31/2009	$7.51	$9.92	0
01/01/2010 to 12/31/2010	$9.92	$11.72	0
01/01/2011 to 12/31/2011	$11.72	$10.83	0
01/01/2012 to 12/31/2012	$10.83	$11.73	0
01/01/2013 to 12/31/2013	$11.73	$14.30	0
01/01/2014 to 12/31/2014	$14.30	$15.46	0
01/01/2015 to 12/31/2015	$15.46	$16.07	0
NASDAQ Target 15 Portfolio
05/01/2009 to 12/31/2009	$6.36	$7.37	0
01/01/2010 to 12/31/2010	$7.37	$9.35	0
01/01/2011 to 12/31/2011	$9.35	$9.22	0
01/01/2012 to 12/31/2012	$9.22	$10.14	0
01/01/2013 to 12/31/2013	$10.14	$14.70	0
01/01/2014 to 04/25/2014	$14.70	$14.60	0
NVIT Developing Markets Fund
05/01/2009 to 12/31/2009	$9.93	$14.18	40,036
01/01/2010 to 12/31/2010	$14.18	$16.03	36,238
01/01/2011 to 12/31/2011	$16.03	$12.11	7,991
01/01/2012 to 12/31/2012	$12.11	$13.77	23,728
01/01/2013 to 12/31/2013	$13.77	$13.41	8,249
01/01/2014 to 12/31/2014	$13.41	$12.29	3,361
01/01/2015 to 12/31/2015	$12.29	$10.01	393
ProFund VP Asia 30
05/01/2009 to 12/31/2009	$11.40	$15.60	0
01/01/2010 to 12/31/2010	$15.60	$17.29	0
01/01/2011 to 12/31/2011	$17.29	$12.29	0
01/01/2012 to 12/31/2012	$12.29	$13.82	0
01/01/2013 to 12/31/2013	$13.82	$15.46	0
01/01/2014 to 12/31/2014	$15.46	$14.82	0
01/01/2015 to 12/31/2015	$14.82	$13.07	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Banks
05/01/2009 to 12/31/2009	$3.04	$3.88	0
01/01/2010 to 12/31/2010	$3.88	$4.09	0
01/01/2011 to 12/31/2011	$4.09	$2.92	0
01/01/2012 to 12/31/2012	$2.92	$3.79	0
01/01/2013 to 12/31/2013	$3.79	$4.92	0
01/01/2014 to 12/31/2014	$4.92	$5.29	0
01/01/2015 to 12/31/2015	$5.29	$5.13	0
ProFund VP Basic Materials
05/01/2009 to 12/31/2009	$7.24	$10.16	12,634
01/01/2010 to 12/31/2010	$10.16	$12.83	8,573
01/01/2011 to 12/31/2011	$12.83	$10.47	2,409
01/01/2012 to 12/31/2012	$10.47	$11.06	3,899
01/01/2013 to 12/31/2013	$11.06	$12.75	3,745
01/01/2014 to 12/31/2014	$12.75	$12.62	3,075
01/01/2015 to 12/31/2015	$12.62	$10.58	2,187
ProFund VP Bear
05/01/2009 to 12/31/2009	$10.99	$8.07	0
01/01/2010 to 12/31/2010	$8.07	$6.46	0
01/01/2011 to 12/31/2011	$6.46	$5.73	0
01/01/2012 to 12/31/2012	$5.73	$4.65	0
01/01/2013 to 12/31/2013	$4.65	$3.33	0
01/01/2014 to 12/31/2014	$3.33	$2.78	0
01/01/2015 to 12/31/2015	$2.78	$2.57	0
ProFund VP Biotechnology
05/01/2009 to 12/31/2009	$10.90	$12.16	0
01/01/2010 to 12/31/2010	$12.16	$12.44	0
01/01/2011 to 12/31/2011	$12.44	$12.91	0
01/01/2012 to 12/31/2012	$12.91	$17.68	0
01/01/2013 to 12/31/2013	$17.68	$28.99	0
01/01/2014 to 12/31/2014	$28.99	$36.61	0
01/01/2015 to 12/31/2015	$36.61	$36.82	0
ProFund VP Bull
05/01/2009 to 12/31/2009	$6.62	$8.31	1,719
01/01/2010 to 12/31/2010	$8.31	$9.11	0
01/01/2011 to 12/31/2011	$9.11	$8.87	0
01/01/2012 to 12/31/2012	$8.87	$9.83	0
01/01/2013 to 12/31/2013	$9.83	$12.42	0
01/01/2014 to 12/31/2014	$12.42	$13.48	0
01/01/2015 to 12/31/2015	$13.48	$13.06	0
ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$7.58	$9.46	0
01/01/2010 to 12/31/2010	$9.46	$10.81	180
01/01/2011 to 12/31/2011	$10.81	$11.26	0
01/01/2012 to 12/31/2012	$11.26	$12.15	0
01/01/2013 to 12/31/2013	$12.15	$15.19	0
01/01/2014 to 12/31/2014	$15.19	$16.30	84
01/01/2015 to 12/31/2015	$16.30	$16.53	45
ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$6.52	$8.03	5,204
01/01/2010 to 12/31/2010	$8.03	$9.49	212
01/01/2011 to 12/31/2011	$9.49	$9.74	0
01/01/2012 to 12/31/2012	$9.74	$11.58	0
01/01/2013 to 12/31/2013	$11.58	$15.77	0
01/01/2014 to 12/31/2014	$15.77	$17.26	0
01/01/2015 to 12/31/2015	$17.26	$17.59	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Europe 30
05/01/2009 to 12/31/2009	$6.99	$9.36	0
01/01/2010 to 12/31/2010	$9.36	$9.35	0
01/01/2011 to 12/31/2011	$9.35	$8.29	0
01/01/2012 to 12/31/2012	$8.29	$9.41	0
01/01/2013 to 12/31/2013	$9.41	$11.14	0
01/01/2014 to 12/31/2014	$11.14	$9.91	0
01/01/2015 to 12/31/2015	$9.91	$8.60	0
ProFund VP Financials
05/01/2009 to 12/31/2009	$3.92	$5.12	3,519
01/01/2010 to 12/31/2010	$5.12	$5.53	4,649
01/01/2011 to 12/31/2011	$5.53	$4.64	1,408
01/01/2012 to 12/31/2012	$4.64	$5.63	2,549
01/01/2013 to 12/31/2013	$5.63	$7.24	843
01/01/2014 to 12/31/2014	$7.24	$7.96	765
01/01/2015 to 12/31/2015	$7.96	$7.63	470
ProFund VP Health Care
05/01/2009 to 12/31/2009	$7.49	$9.57	705
01/01/2010 to 12/31/2010	$9.57	$9.58	1,966
01/01/2011 to 12/31/2011	$9.58	$10.27	599
01/01/2012 to 12/31/2012	$10.27	$11.73	768
01/01/2013 to 12/31/2013	$11.73	$15.96	486
01/01/2014 to 12/31/2014	$15.96	$19.22	835
01/01/2015 to 12/31/2015	$19.22	$19.65	372
ProFund VP Industrials
05/01/2009 to 12/31/2009	$6.63	$8.35	0
01/01/2010 to 12/31/2010	$8.35	$10.06	294
01/01/2011 to 12/31/2011	$10.06	$9.62	201
01/01/2012 to 12/31/2012	$9.62	$10.84	230
01/01/2013 to 12/31/2013	$10.84	$14.59	182
01/01/2014 to 12/31/2014	$14.59	$14.99	190
01/01/2015 to 12/31/2015	$14.99	$14.09	82
ProFund VP Internet
05/01/2009 to 12/31/2009	$9.25	$12.51	0
01/01/2010 to 12/31/2010	$12.51	$16.47	0
01/01/2011 to 12/31/2011	$16.47	$14.93	0
01/01/2012 to 12/31/2012	$14.93	$17.40	0
01/01/2013 to 12/31/2013	$17.40	$25.71	0
01/01/2014 to 12/31/2014	$25.71	$25.30	0
01/01/2015 to 12/31/2015	$25.30	$29.65	0
ProFund VP Japan
05/01/2009 to 12/31/2009	$7.08	$7.84	0
01/01/2010 to 12/31/2010	$7.84	$7.14	0
01/01/2011 to 12/31/2011	$7.14	$5.66	0
01/01/2012 to 12/31/2012	$5.66	$6.77	0
01/01/2013 to 12/31/2013	$6.77	$9.78	0
01/01/2014 to 12/31/2014	$9.78	$9.82	0
01/01/2015 to 12/31/2015	$9.82	$10.12	0
ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$7.02	$8.78	0
01/01/2010 to 12/31/2010	$8.78	$9.67	243
01/01/2011 to 12/31/2011	$9.67	$9.71	0
01/01/2012 to 12/31/2012	$9.71	$10.65	0
01/01/2013 to 12/31/2013	$10.65	$13.55	0
01/01/2014 to 12/31/2014	$13.55	$14.90	291
01/01/2015 to 12/31/2015	$14.90	$15.05	189

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$6.16	$7.76	0
01/01/2010 to 12/31/2010	$7.76	$8.53	0
01/01/2011 to 12/31/2011	$8.53	$8.20	0
01/01/2012 to 12/31/2012	$8.20	$9.21	0
01/01/2013 to 12/31/2013	$9.21	$11.65	0
01/01/2014 to 12/31/2014	$11.65	$12.53	347
01/01/2015 to 12/31/2015	$12.53	$11.62	246
ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$7.55	$9.53	0
01/01/2010 to 12/31/2010	$9.53	$11.91	504
01/01/2011 to 12/31/2011	$11.91	$11.26	209
01/01/2012 to 12/31/2012	$11.26	$12.65	508
01/01/2013 to 12/31/2013	$12.65	$16.07	234
01/01/2014 to 12/31/2014	$16.07	$16.56	412
01/01/2015 to 12/31/2015	$16.56	$16.17	257
ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$7.04	$9.02	0
01/01/2010 to 12/31/2010	$9.02	$10.58	0
01/01/2011 to 12/31/2011	$10.58	$9.90	0
01/01/2012 to 12/31/2012	$9.90	$11.23	200
01/01/2013 to 12/31/2013	$11.23	$14.45	0
01/01/2014 to 12/31/2014	$14.45	$15.50	0
01/01/2015 to 12/31/2015	$15.50	$13.85	0
ProFund VP NASDAQ-100
05/01/2009 to 12/31/2009	$7.93	$10.31	0
01/01/2010 to 12/31/2010	$10.31	$11.86	0
01/01/2011 to 12/31/2011	$11.86	$11.72	0
01/01/2012 to 12/31/2012	$11.72	$13.26	0
01/01/2013 to 12/31/2013	$13.26	$17.33	0
01/01/2014 to 12/31/2014	$17.33	$19.74	0
01/01/2015 to 12/31/2015	$19.74	$20.65	0
ProFund VP Oil & Gas
05/01/2009 to 12/31/2009	$9.92	$11.45	6,547
01/01/2010 to 12/31/2010	$11.45	$13.12	3,236
01/01/2011 to 12/31/2011	$13.12	$13.06	1,649
01/01/2012 to 12/31/2012	$13.06	$13.09	1,244
01/01/2013 to 12/31/2013	$13.09	$15.80	467
01/01/2014 to 12/31/2014	$15.80	$13.71	420
01/01/2015 to 12/31/2015	$13.71	$10.23	170
ProFund VP Pharmaceuticals
05/01/2009 to 12/31/2009	$7.06	$9.18	116
01/01/2010 to 12/31/2010	$9.18	$8.98	471
01/01/2011 to 12/31/2011	$8.98	$10.15	350
01/01/2012 to 12/31/2012	$10.15	$11.05	309
01/01/2013 to 12/31/2013	$11.05	$14.16	244
01/01/2014 to 12/31/2014	$14.16	$16.46	425
01/01/2015 to 12/31/2015	$16.46	$16.74	110
ProFund VP Precious Metals
05/01/2009 to 12/31/2009	$9.78	$13.31	0
01/01/2010 to 12/31/2010	$13.31	$17.22	0
01/01/2011 to 12/31/2011	$17.22	$13.55	0
01/01/2012 to 12/31/2012	$13.55	$11.27	0
01/01/2013 to 12/31/2013	$11.27	$6.81	0
01/01/2014 to 12/31/2014	$6.81	$5.04	0
01/01/2015 to 12/31/2015	$5.04	$3.30	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Real Estate
05/01/2009 to 12/31/2009	$5.54	$8.05	1,440
01/01/2010 to 12/31/2010	$8.05	$9.77	1,103
01/01/2011 to 12/31/2011	$9.77	$9.97	292
01/01/2012 to 12/31/2012	$9.97	$11.37	356
01/01/2013 to 12/31/2013	$11.37	$11.08	132
01/01/2014 to 12/31/2014	$11.08	$13.48	184
01/01/2015 to 12/31/2015	$13.48	$13.17	0
ProFund VP Rising Rates Opportunity
05/01/2009 to 12/31/2009	$6.95	$7.00	1,983
01/01/2010 to 12/31/2010	$7.00	$5.73	4,321
01/01/2011 to 12/31/2011	$5.73	$3.48	1,971
01/01/2012 to 12/31/2012	$3.48	$3.16	2,279
01/01/2013 to 12/31/2013	$3.16	$3.58	529
01/01/2014 to 12/31/2014	$3.58	$2.43	714
01/01/2015 to 12/31/2015	$2.43	$2.33	245
ProFund VP Semiconductor
05/01/2009 to 12/31/2009	$5.78	$7.86	0
01/01/2010 to 12/31/2010	$7.86	$8.60	0
01/01/2011 to 12/31/2011	$8.60	$8.04	0
01/01/2012 to 12/31/2012	$8.04	$7.50	0
01/01/2013 to 12/31/2013	$7.50	$9.75	0
01/01/2014 to 12/31/2014	$9.75	$12.77	0
01/01/2015 to 12/31/2015	$12.77	$12.07	0
ProFund VP Short Mid-Cap
05/01/2009 to 12/31/2009	$9.03	$6.42	0
01/01/2010 to 12/31/2010	$6.42	$4.63	0
01/01/2011 to 12/31/2011	$4.63	$4.14	0
01/01/2012 to 12/31/2012	$4.14	$3.27	0
01/01/2013 to 12/31/2013	$3.27	$2.30	0
01/01/2014 to 12/31/2014	$2.30	$1.96	0
01/01/2015 to 12/31/2015	$1.96	$1.88	0
ProFund VP Short NASDAQ-100
05/01/2009 to 12/31/2009	$8.92	$6.32	0
01/01/2010 to 12/31/2010	$6.32	$4.85	0
01/01/2011 to 12/31/2011	$4.85	$4.22	0
01/01/2012 to 12/31/2012	$4.22	$3.34	0
01/01/2013 to 12/31/2013	$3.34	$2.29	0
01/01/2014 to 12/31/2014	$2.29	$1.80	0
01/01/2015 to 12/31/2015	$1.80	$1.52	0
ProFund VP Short Small-Cap
05/01/2009 to 12/31/2009	$8.87	$6.39	0
01/01/2010 to 12/31/2010	$6.39	$4.42	0
01/01/2011 to 12/31/2011	$4.42	$3.91	0
01/01/2012 to 12/31/2012	$3.91	$3.09	0
01/01/2013 to 12/31/2013	$3.09	$2.06	0
01/01/2014 to 12/31/2014	$2.06	$1.82	0
01/01/2015 to 12/31/2015	$1.82	$1.76	0
ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$7.09	$8.88	0
01/01/2010 to 12/31/2010	$8.88	$10.87	396
01/01/2011 to 12/31/2011	$10.87	$10.72	38
01/01/2012 to 12/31/2012	$10.72	$11.74	287
01/01/2013 to 12/31/2013	$11.74	$16.04	45
01/01/2014 to 12/31/2014	$16.04	$15.96	222
01/01/2015 to 12/31/2015	$15.96	$15.72	176

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$6.80	$8.43	625
01/01/2010 to 12/31/2010	$8.43	$10.02	509
01/01/2011 to 12/31/2011	$10.02	$9.36	300
01/01/2012 to 12/31/2012	$9.36	$10.58	318
01/01/2013 to 12/31/2013	$10.58	$14.18	119
01/01/2014 to 12/31/2014	$14.18	$14.61	343
01/01/2015 to 12/31/2015	$14.61	$13.04	180
ProFund VP Technology
05/01/2009 to 12/31/2009	$7.85	$10.54	0
01/01/2010 to 12/31/2010	$10.54	$11.36	0
01/01/2011 to 12/31/2011	$11.36	$10.91	0
01/01/2012 to 12/31/2012	$10.91	$11.72	0
01/01/2013 to 12/31/2013	$11.72	$14.28	0
01/01/2014 to 12/31/2014	$14.28	$16.42	0
01/01/2015 to 12/31/2015	$16.42	$16.37	0
ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$8.31	$8.98	0
01/01/2010 to 12/31/2010	$8.98	$10.12	239
01/01/2011 to 12/31/2011	$10.12	$10.03	0
01/01/2012 to 12/31/2012	$10.03	$11.38	0
01/01/2013 to 12/31/2013	$11.38	$12.41	0
01/01/2014 to 12/31/2014	$12.41	$12.15	0
01/01/2015 to 12/31/2015	$12.15	$12.01	0
ProFund VP U.S. Government Plus
05/01/2009 to 12/31/2009	$11.23	$10.07	298
01/01/2010 to 12/31/2010	$10.07	$10.80	1,744
01/01/2011 to 12/31/2011	$10.80	$15.08	1,541
01/01/2012 to 12/31/2012	$15.08	$14.83	1,014
01/01/2013 to 12/31/2013	$14.83	$11.67	0
01/01/2014 to 12/31/2014	$11.67	$15.50	41
01/01/2015 to 12/31/2015	$15.50	$14.24	10
ProFund VP UltraBull
05/01/2009 to 12/31/2009	$3.45	$5.40	0
01/01/2010 to 12/31/2010	$5.40	$6.42	0
01/01/2011 to 12/31/2011	$6.42	$5.95	0
01/01/2012 to 12/31/2012	$5.95	$7.47	0
01/01/2013 to 12/31/2013	$7.47	$12.22	0
01/01/2014 to 12/31/2014	$12.22	$14.66	0
01/01/2015 to 12/31/2015	$14.66	$13.86	0
ProFund VP UltraMid-Cap
05/01/2009 to 12/31/2009	$4.03	$6.48	0
01/01/2010 to 12/31/2010	$6.48	$9.44	0
01/01/2011 to 12/31/2011	$9.44	$7.94	0
01/01/2012 to 12/31/2012	$7.94	$10.24	0
01/01/2013 to 12/31/2013	$10.24	$17.00	0
01/01/2014 to 12/31/2014	$17.00	$19.09	0
01/01/2015 to 12/31/2015	$19.09	$16.89	0
ProFund VP UltraNASDAQ-100
05/01/2009 to 12/31/2009	$4.71	$8.01	0
01/01/2010 to 12/31/2010	$8.01	$10.54	0
01/01/2011 to 12/31/2011	$10.54	$10.14	0
01/01/2012 to 12/31/2012	$10.14	$13.21	0
01/01/2013 to 12/31/2013	$13.21	$23.02	0
01/01/2014 to 12/31/2014	$23.02	$30.44	0
01/01/2015 to 12/31/2015	$30.44	$33.66	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP UltraSmall-Cap
05/01/2009 to 12/31/2009	$3.17	$4.98	0
01/01/2010 to 12/31/2010	$4.98	$7.19	0
01/01/2011 to 12/31/2011	$7.19	$5.68	0
01/01/2012 to 12/31/2012	$5.68	$7.17	0
01/01/2013 to 12/31/2013	$7.17	$13.02	0
01/01/2014 to 12/31/2014	$13.02	$13.36	0
01/01/2015 to 12/31/2015	$13.36	$11.32	0
ProFund VP Utilities
05/01/2009 to 12/31/2009	$8.48	$10.12	0
01/01/2010 to 12/31/2010	$10.12	$10.43	3,356
01/01/2011 to 12/31/2011	$10.43	$11.94	1,527
01/01/2012 to 12/31/2012	$11.94	$11.64	2,109
01/01/2013 to 12/31/2013	$11.64	$12.84	2,367
01/01/2014 to 12/31/2014	$12.84	$15.73	2,574
01/01/2015 to 12/31/2015	$15.73	$14.33	508
Prudential SP International Growth Portfolio
05/01/2009 to 12/31/2009	$7.54	$9.93	35
01/01/2010 to 12/31/2010	$9.93	$11.02	24
01/01/2011 to 12/31/2011	$11.02	$9.13	0
01/01/2012 to 12/31/2012	$9.13	$10.88	0
01/01/2013 to 12/31/2013	$10.88	$12.59	0
01/01/2014 to 12/31/2014	$12.59	$11.55	0
01/01/2015 to 12/31/2015	$11.55	$11.63	0
S&P Target 24 Portfolio
05/01/2009 to 12/31/2009	$6.93	$8.30	2,264
01/01/2010 to 12/31/2010	$8.30	$9.64	2,158
01/01/2011 to 12/31/2011	$9.64	$10.18	1,013
01/01/2012 to 12/31/2012	$10.18	$10.85	1,334
01/01/2013 to 12/31/2013	$10.85	$15.02	421
01/01/2014 to 04/25/2014	$15.02	$14.77	0
Target Managed VIP Portfolio
05/01/2009 to 12/31/2009	$5.83	$7.15	1,112
01/01/2010 to 12/31/2010	$7.15	$8.29	841
01/01/2011 to 12/31/2011	$8.29	$7.94	297
01/01/2012 to 12/31/2012	$7.94	$8.73	292
01/01/2013 to 12/31/2013	$8.73	$11.55	248
01/01/2014 to 04/25/2014	$11.55	$11.44	0
The DOW DART 10 Portfolio
05/01/2009 to 12/31/2009	$6.76	$8.84	923
01/01/2010 to 12/31/2010	$8.84	$10.05	759
01/01/2011 to 12/31/2011	$10.05	$10.54	186
01/01/2012 to 12/31/2012	$10.54	$11.36	240
01/01/2013 to 12/31/2013	$11.36	$14.47	204
01/01/2014 to 04/25/2014	$14.47	$14.20	0
The DOW Target Dividend Portfolio
05/01/2009 to 12/31/2009	$5.19	$7.06	2,234
01/01/2010 to 12/31/2010	$7.06	$8.00	1,739
01/01/2011 to 12/31/2011	$8.00	$8.26	425
01/01/2012 to 12/31/2012	$8.26	$8.49	647
01/01/2013 to 12/31/2013	$8.49	$10.59	445
01/01/2014 to 04/25/2014	$10.59	$10.91	0
Value Line Target 25 Portfolio
05/01/2009 to 12/31/2009	$5.41	$5.89	0
01/01/2010 to 12/31/2010	$5.89	$7.47	0
01/01/2011 to 12/31/2011	$7.47	$5.48	0
01/01/2012 to 12/31/2012	$5.48	$6.47	0
01/01/2013 to 12/31/2013	$6.47	$8.28	0
01/01/2014 to 04/25/2014	$8.28	$8.81	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Wells Fargo Advantage VT Equity Income
05/01/2009 to 12/31/2009	$6.78	$8.22	1,309
01/01/2010 to 07/16/2010	$8.22	$7.85	0
Wells Fargo VT International Equity Fund – Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$8.91	$10.72	2,060
01/01/2011 to 12/31/2011	$10.72	$9.10	775
01/01/2012 to 12/31/2012	$9.10	$10.07	1,130
01/01/2013 to 12/31/2013	$10.07	$11.76	873
01/01/2014 to 12/31/2014	$11.76	$10.84	538
01/01/2015 to 12/31/2015	$10.84	$10.79	346
Wells Fargo VT Intrinsic Value Fund – Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$7.85	$9.11	1,063
01/01/2011 to 12/31/2011	$9.11	$8.67	613
01/01/2012 to 12/31/2012	$8.67	$10.09	649
01/01/2013 to 12/31/2013	$10.09	$12.80	243
01/01/2014 to 12/31/2014	$12.80	$13.74	499
01/01/2015 to 12/31/2015	$13.74	$13.31	258
Wells Fargo VT Omega Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$10.93	$13.72	1,684
01/01/2011 to 12/31/2011	$13.72	$12.64	457
01/01/2012 to 12/31/2012	$12.64	$14.86	898
01/01/2013 to 12/31/2013	$14.86	$20.28	821
01/01/2014 to 12/31/2014	$20.28	$20.55	819
01/01/2015 to 12/31/2015	$20.55	$20.33	134
Wells Fargo VT Small Cap Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.19	0
01/01/2011 to 12/31/2011	$12.19	$11.35	0
01/01/2012 to 12/31/2012	$11.35	$11.95	0
01/01/2013 to 12/31/2013	$11.95	$17.51	0
01/01/2014 to 12/31/2014	$17.51	$16.76	0
01/01/2015 to 12/31/2015	$16.76	$15.89	0

*	Denotes the start date of these sub-accounts

APEX II

Prudential Annuities Life Assurance Corporation

Prospectus

ACCUMULATION UNIT VALUES: With No Optional Benefits (1.65%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ACCESS VP High Yield Fund
01/01/2006 to 12/31/2006	$10.56	$11.38	1,207,864
01/01/2007 to 12/31/2007	$11.38	$11.78	898,024
01/01/2008 to 12/31/2008	$11.78	$11.04	901,901
01/01/2009 to 12/31/2009	$11.04	$12.70	686,444
01/01/2010 to 12/31/2010	$12.70	$14.53	627,620
01/01/2011 to 12/31/2011	$14.53	$14.69	1,447,058
01/01/2012 to 12/31/2012	$14.69	$16.48	880,304
01/01/2013 to 12/31/2013	$16.48	$17.84	528,834
01/01/2014 to 12/31/2014	$17.84	$17.95	298,989
01/01/2015 to 12/31/2015	$17.95	$17.68	173,339

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$11.01	21,829,919
01/01/2007 to 12/31/2007	$11.01	$11.83	30,616,578
01/01/2008 to 12/31/2008	$11.83	$7.93	35,995,508
01/01/2009 to 12/31/2009	$7.93	$9.70	107,441,591
01/01/2010 to 12/31/2010	$9.70	$10.68	133,580,486
01/01/2011 to 12/31/2011	$10.68	$10.22	102,346,558
01/01/2012 to 12/31/2012	$10.22	$11.32	108,178,074
01/01/2013 to 12/31/2013	$11.32	$12.24	100,174,797
01/01/2014 to 12/31/2014	$12.24	$12.50	87,606,755
01/01/2015 to 12/31/2015	$12.50	$11.90	68,782,936
AST Advanced Strategies Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.66	5,258,474
01/01/2007 to 12/31/2007	$10.66	$11.48	8,525,849
01/01/2008 to 12/31/2008	$11.48	$7.93	16,229,117
01/01/2009 to 12/31/2009	$7.93	$9.84	54,720,347
01/01/2010 to 12/31/2010	$9.84	$11.00	68,974,007
01/01/2011 to 12/31/2011	$11.00	$10.83	55,424,347
01/01/2012 to 12/31/2012	$10.83	$12.11	63,361,367
01/01/2013 to 12/31/2013	$12.11	$13.88	63,758,948
01/01/2014 to 12/31/2014	$13.88	$14.48	59,078,042
01/01/2015 to 12/31/2015	$14.48	$14.36	52,619,003
AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$11.90	$13.68	3,984,557
01/01/2007 to 12/31/2007	$13.68	$13.44	3,435,528
01/01/2008 to 12/31/2008	$13.44	$8.62	2,803,150
01/01/2009 to 12/31/2009	$8.62	$9.99	4,930,435
01/01/2010 to 12/31/2010	$9.99	$11.18	6,178,407
01/01/2011 to 12/31/2011	$11.18	$11.39	5,937,210
01/01/2012 to 05/04/2012	$11.39	$12.38	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$10.00	$10.10	48,359
01/01/2014 to 12/31/2014	$10.10	$9.62	82,633
01/01/2015 to 12/31/2015	$9.62	$7.99	118,874
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.64	58,666
01/01/2014 to 12/31/2014	$11.64	$12.95	125,345
01/01/2015 to 12/31/2015	$12.95	$12.96	117,691
AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.90	7,315,279
01/01/2007 to 12/31/2007	$10.90	$11.70	12,873,620
01/01/2008 to 12/31/2008	$11.70	$8.20	24,018,186
01/01/2009 to 12/31/2009	$8.20	$9.95	97,458,970
01/01/2010 to 12/31/2010	$9.95	$10.99	124,066,065
01/01/2011 to 12/31/2011	$10.99	$10.67	99,522,684
01/01/2012 to 12/31/2012	$10.67	$11.81	107,656,583
01/01/2013 to 12/31/2013	$11.81	$13.66	103,827,389
01/01/2014 to 12/31/2014	$13.66	$14.31	95,621,538
01/01/2015 to 12/31/2015	$14.31	$14.14	86,642,320
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.17	2,940,794
01/01/2012 to 12/31/2012	$9.17	$10.09	4,644,573
01/01/2013 to 12/31/2013	$10.09	$11.00	5,783,459
01/01/2014 to 12/31/2014	$11.00	$11.35	5,607,802
01/01/2015 to 12/31/2015	$11.35	$10.82	4,694,270
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.50	872,802
01/01/2014 to 12/31/2014	$10.50	$10.70	1,112,165
01/01/2015 to 12/31/2015	$10.70	$10.55	1,575,826

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.54	$10.76	22,394,558
01/01/2007 to 12/31/2007	$10.76	$11.31	20,392,150
01/01/2008 to 12/31/2008	$11.31	$11.24	15,403,578
01/01/2009 to 12/31/2009	$11.24	$12.19	19,779,745
01/01/2010 to 12/31/2010	$12.19	$12.46	20,255,855
01/01/2011 to 12/31/2011	$12.46	$12.53	18,155,075
01/01/2012 to 12/31/2012	$12.53	$12.90	15,540,231
01/01/2013 to 12/31/2013	$12.90	$12.41	10,724,539
01/01/2014 to 12/31/2014	$12.41	$12.19	7,424,203
01/01/2015 to 12/31/2015	$12.19	$12.05	5,743,361
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$11.40	$11.63	21,700,661
01/01/2007 to 12/31/2007	$11.63	$12.39	21,645,194
01/01/2008 to 12/31/2008	$12.39	$11.91	20,478,277
01/01/2009 to 12/31/2009	$11.91	$13.65	59,442,486
01/01/2010 to 12/31/2010	$13.65	$14.46	75,211,006
01/01/2011 to 12/31/2011	$14.46	$14.67	60,233,010
01/01/2012 to 12/31/2012	$14.67	$15.77	65,143,645
01/01/2013 to 12/31/2013	$15.77	$15.23	54,477,871
01/01/2014 to 12/31/2014	$15.23	$15.61	44,662,030
01/01/2015 to 12/31/2015	$15.61	$15.03	35,594,616
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	58,774
01/01/2010 to 12/31/2010	$10.30	$11.52	748,340
01/01/2011 to 12/31/2011	$11.52	$10.67	655,241
01/01/2012 to 12/31/2012	$10.67	$11.88	688,787
01/01/2013 to 12/31/2013	$11.88	$15.35	921,219
01/01/2014 to 12/31/2014	$15.35	$16.65	861,669
01/01/2015 to 12/31/2015	$16.65	$15.59	723,581
AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.19	23,048,850
01/01/2007 to 12/31/2007	$11.19	$12.07	31,465,957
01/01/2008 to 12/31/2008	$12.07	$7.73	32,624,883
01/01/2009 to 12/31/2009	$7.73	$9.52	118,425,926
01/01/2010 to 12/31/2010	$9.52	$10.62	141,306,019
01/01/2011 to 12/31/2011	$10.62	$10.19	100,099,910
01/01/2012 to 12/31/2012	$10.19	$11.40	113,717,767
01/01/2013 to 12/31/2013	$11.40	$13.75	125,316,122
01/01/2014 to 12/31/2014	$13.75	$14.47	121,728,074
01/01/2015 to 12/31/2015	$14.47	$14.31	113,394,276
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.66	342,569
01/01/2014 to 12/31/2014	$11.66	$13.03	1,094,841
01/01/2015 to 12/31/2015	$13.03	$12.36	1,140,121
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$20.88	$28.08	3,925,105
01/01/2007 to 12/31/2007	$28.08	$22.11	2,254,421
01/01/2008 to 12/31/2008	$22.11	$14.12	1,741,032
01/01/2009 to 12/31/2009	$14.12	$18.32	2,154,565
01/01/2010 to 12/31/2010	$18.32	$23.19	2,674,245
01/01/2011 to 12/31/2011	$23.19	$24.31	2,210,944
01/01/2012 to 12/31/2012	$24.31	$27.58	2,291,954
01/01/2013 to 12/31/2013	$27.58	$27.98	2,083,185
01/01/2014 to 12/31/2014	$27.98	$36.02	2,044,785
01/01/2015 to 12/31/2015	$36.02	$37.14	1,780,125

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST DeAm Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.92	$15.25	1,874,276
01/01/2007 to 12/31/2007	$15.25	$12.33	1,578,237
01/01/2008 to 07/18/2008	$12.33	$11.30	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.69	1,906,618
01/01/2014 to 12/31/2014	$9.69	$10.02	2,122,274
01/01/2015 to 12/31/2015	$10.02	$9.84	3,153,484
AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.00	50,892
01/01/2008 to 12/31/2008	$10.00	$7.16	2,156,002
01/01/2009 to 12/31/2009	$7.16	$8.54	18,482,649
01/01/2010 to 12/31/2010	$8.54	$9.51	20,766,873
01/01/2011 to 12/31/2011	$9.51	$9.13	15,624,739
01/01/2012 to 12/31/2012	$9.13	$10.20	18,821,366
01/01/2013 to 12/31/2013	$10.20	$11.96	23,114,459
01/01/2014 to 12/31/2014	$11.96	$12.43	21,739,589
01/01/2015 to 10/16/2015	$12.43	$12.40	0
AST FI Pyramis® Quantitative Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.58	3,781,525
01/01/2007 to 12/31/2007	$10.58	$11.30	7,801,920
01/01/2008 to 12/31/2008	$11.30	$7.28	13,486,356
01/01/2009 to 12/31/2009	$7.28	$8.87	54,387,061
01/01/2010 to 12/31/2010	$8.87	$9.97	68,927,498
01/01/2011 to 12/31/2011	$9.97	$9.66	53,951,634
01/01/2012 to 12/31/2012	$9.66	$10.51	57,684,295
01/01/2013 to 12/31/2013	$10.51	$11.86	55,226,008
01/01/2014 to 12/31/2014	$11.86	$12.03	48,707,547
01/01/2015 to 12/31/2015	$12.03	$11.95	43,313,556
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.47	1,469,632
01/01/2009 to 11/13/2009	$7.47	$8.36	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.75	58,178,008
01/01/2013 to 12/31/2013	$10.75	$13.16	59,310,001
01/01/2014 to 12/31/2014	$13.16	$13.35	54,167,034
01/01/2015 to 10/16/2015	$13.35	$12.79	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.82	5,741,090
01/01/2014 to 12/31/2014	$10.82	$10.91	8,049,243
01/01/2015 to 10/16/2015	$10.91	$10.41	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.11	100,170
01/01/2009 to 12/31/2009	$6.11	$8.12	1,148,210
01/01/2010 to 12/31/2010	$8.12	$9.60	2,343,259
01/01/2011 to 12/31/2011	$9.60	$8.97	1,365,221
01/01/2012 to 12/31/2012	$8.97	$11.18	1,941,296
01/01/2013 to 12/31/2013	$11.18	$11.48	2,026,740
01/01/2014 to 12/31/2014	$11.48	$12.86	1,953,120
01/01/2015 to 12/31/2015	$12.86	$12.64	1,635,442
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2006 to 12/31/2006	$9.80	$10.60	2,498,654
01/01/2007 to 12/31/2007	$10.60	$11.88	2,806,534
01/01/2008 to 12/31/2008	$11.88	$6.98	1,877,493
01/01/2009 to 12/31/2009	$6.98	$10.25	5,358,114
01/01/2010 to 12/31/2010	$10.25	$11.12	5,307,161
01/01/2011 to 12/31/2011	$11.12	$10.51	3,678,070
01/01/2012 to 12/31/2012	$10.51	$12.37	3,859,929
01/01/2013 to 12/31/2013	$12.37	$15.79	4,053,712
01/01/2014 to 02/07/2014	$15.79	$15.53	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.81	$13.62	23,350,650
01/01/2007 to 12/31/2007	$13.62	$14.08	19,997,748
01/01/2008 to 12/31/2008	$14.08	$8.22	14,384,005
01/01/2009 to 12/31/2009	$8.22	$9.63	15,821,358
01/01/2010 to 12/31/2010	$9.63	$10.69	15,820,580
01/01/2011 to 12/31/2011	$10.69	$9.94	12,948,030
01/01/2012 to 12/31/2012	$9.94	$11.69	10,758,682
01/01/2013 to 12/31/2013	$11.69	$15.36	8,989,436
01/01/2014 to 12/31/2014	$15.36	$17.09	7,637,977
01/01/2015 to 12/31/2015	$17.09	$16.03	9,591,291
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.16	$12.71	4,189,111
01/01/2007 to 12/31/2007	$12.71	$14.92	3,918,725
01/01/2008 to 12/31/2008	$14.92	$8.69	2,808,881
01/01/2009 to 12/31/2009	$8.69	$13.42	5,868,356
01/01/2010 to 12/31/2010	$13.42	$15.82	6,728,348
01/01/2011 to 12/31/2011	$15.82	$15.10	4,560,864
01/01/2012 to 12/31/2012	$15.10	$17.76	4,904,077
01/01/2013 to 12/31/2013	$17.76	$23.09	5,099,534
01/01/2014 to 12/31/2014	$23.09	$25.32	4,212,533
01/01/2015 to 12/31/2015	$25.32	$23.49	6,589,806
AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.17	39,143
01/01/2008 to 12/31/2008	$10.17	$7.58	3,825,075
01/01/2009 to 12/31/2009	$7.58	$9.20	36,241,046
01/01/2010 to 12/31/2010	$9.20	$10.10	50,682,089
01/01/2011 to 12/31/2011	$10.10	$9.88	43,785,652
01/01/2012 to 12/31/2012	$9.88	$10.70	45,432,815
01/01/2013 to 12/31/2013	$10.70	$11.56	40,182,442
01/01/2014 to 12/31/2014	$11.56	$11.83	35,662,590
01/01/2015 to 12/31/2015	$11.83	$11.53	30,217,247
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.68	$18.08	1,000,596
01/01/2007 to 12/31/2007	$18.08	$16.87	758,170
01/01/2008 to 12/31/2008	$16.87	$12.17	667,006
01/01/2009 to 12/31/2009	$12.17	$15.19	2,182,014
01/01/2010 to 12/31/2010	$15.19	$18.93	3,471,178
01/01/2011 to 12/31/2011	$18.93	$18.86	2,549,765
01/01/2012 to 12/31/2012	$18.86	$21.46	2,633,520
01/01/2013 to 12/31/2013	$21.46	$29.30	3,094,420
01/01/2014 to 12/31/2014	$29.30	$30.89	2,931,970
01/01/2015 to 12/31/2015	$30.89	$28.71	2,517,413
AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.47	$16.13	4,397,725
01/01/2007 to 12/31/2007	$16.13	$16.05	3,751,417
01/01/2008 to 12/31/2008	$16.05	$9.90	2,589,179
01/01/2009 to 12/31/2009	$9.90	$11.51	3,294,871
01/01/2010 to 12/31/2010	$11.51	$12.73	3,942,580
01/01/2011 to 12/31/2011	$12.73	$12.46	3,528,509
01/01/2012 to 12/31/2012	$12.46	$13.89	3,502,241
01/01/2013 to 12/31/2013	$13.89	$18.40	2,924,047
01/01/2014 to 12/31/2014	$18.40	$18.38	2,608,050
01/01/2015 to 12/31/2015	$18.38	$16.98	1,990,270

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST High Yield Portfolio
01/01/2006 to 12/31/2006	$12.62	$13.70	9,653,937
01/01/2007 to 12/31/2007	$13.70	$13.80	6,461,538
01/01/2008 to 12/31/2008	$13.80	$10.11	5,931,752
01/01/2009 to 12/31/2009	$10.11	$13.47	13,509,194
01/01/2010 to 12/31/2010	$13.47	$15.04	12,605,729
01/01/2011 to 12/31/2011	$15.04	$15.26	11,922,775
01/01/2012 to 12/31/2012	$15.26	$17.09	10,459,161
01/01/2013 to 12/31/2013	$17.09	$18.02	8,393,440
01/01/2014 to 12/31/2014	$18.02	$18.17	5,236,999
01/01/2015 to 12/31/2015	$18.17	$17.24	3,602,852
AST International Growth Portfolio
01/01/2006 to 12/31/2006	$17.54	$20.87	9,628,446
01/01/2007 to 12/31/2007	$20.87	$24.43	8,347,423
01/01/2008 to 12/31/2008	$24.43	$11.96	6,129,240
01/01/2009 to 12/31/2009	$11.96	$15.91	6,854,079
01/01/2010 to 12/31/2010	$15.91	$17.92	7,241,298
01/01/2011 to 12/31/2011	$17.92	$15.34	5,734,722
01/01/2012 to 12/31/2012	$15.34	$18.16	4,942,527
01/01/2013 to 12/31/2013	$18.16	$21.27	4,582,698
01/01/2014 to 12/31/2014	$21.27	$19.76	3,989,471
01/01/2015 to 12/31/2015	$19.76	$20.05	3,324,751
AST International Value Portfolio
01/01/2006 to 12/31/2006	$14.36	$18.00	3,305,654
01/01/2007 to 12/31/2007	$18.00	$20.85	4,044,519
01/01/2008 to 12/31/2008	$20.85	$11.48	2,393,870
01/01/2009 to 12/31/2009	$11.48	$14.74	3,492,926
01/01/2010 to 12/31/2010	$14.74	$16.10	3,649,081
01/01/2011 to 12/31/2011	$16.10	$13.85	2,916,031
01/01/2012 to 12/31/2012	$13.85	$15.89	2,668,328
01/01/2013 to 12/31/2013	$15.89	$18.67	2,705,225
01/01/2014 to 12/31/2014	$18.67	$17.13	2,548,306
01/01/2015 to 12/31/2015	$17.13	$16.99	2,467,892
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.19	157,014
01/01/2008 to 12/31/2008	$10.19	$6.94	1,952,838
01/01/2009 to 12/31/2009	$6.94	$8.65	25,271,257
01/01/2010 to 12/31/2010	$8.65	$9.68	38,344,545
01/01/2011 to 12/31/2011	$9.68	$9.47	31,542,321
01/01/2012 to 12/31/2012	$9.47	$10.58	33,772,279
01/01/2013 to 12/31/2013	$10.58	$12.10	34,620,680
01/01/2014 to 12/31/2014	$12.10	$12.66	31,218,936
01/01/2015 to 12/31/2015	$12.66	$12.32	27,733,638
AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$13.84	$16.71	4,715,269
01/01/2007 to 12/31/2007	$16.71	$17.98	4,504,935
01/01/2008 to 12/31/2008	$17.98	$10.37	2,459,224
01/01/2009 to 12/31/2009	$10.37	$13.86	5,086,873
01/01/2010 to 12/31/2010	$13.86	$14.60	5,905,133
01/01/2011 to 12/31/2011	$14.60	$13.05	4,359,903
01/01/2012 to 12/31/2012	$13.05	$15.65	4,428,816
01/01/2013 to 12/31/2013	$15.65	$17.75	4,647,244
01/01/2014 to 12/31/2014	$17.75	$16.35	4,276,895
01/01/2015 to 12/31/2015	$16.35	$15.63	3,960,328

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2006 to 12/31/2006	$11.77	$12.86	1,120,866
01/01/2007 to 12/31/2007	$12.86	$12.90	2,745,236
01/01/2008 to 12/31/2008	$12.90	$10.45	15,430,642
01/01/2009 to 12/31/2009	$10.45	$12.54	46,430,018
01/01/2010 to 12/31/2010	$12.54	$13.23	46,748,068
01/01/2011 to 12/31/2011	$13.23	$13.05	38,241,675
01/01/2012 to 12/31/2012	$13.05	$14.21	39,470,209
01/01/2013 to 12/31/2013	$14.21	$15.51	35,738,716
01/01/2014 to 12/31/2014	$15.51	$16.09	31,774,661
01/01/2015 to 12/31/2015	$16.09	$15.80	27,488,735
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	141,417
01/01/2010 to 12/31/2010	$10.29	$11.27	473,823
01/01/2011 to 12/31/2011	$11.27	$11.15	755,324
01/01/2012 to 12/31/2012	$11.15	$12.64	1,110,275
01/01/2013 to 12/31/2013	$12.64	$16.96	1,223,206
01/01/2014 to 12/31/2014	$16.96	$18.27	1,330,655
01/01/2015 to 12/31/2015	$18.27	$19.88	2,148,045
AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.69	$13.62	5,568,043
01/01/2007 to 12/31/2007	$13.62	$13.00	4,973,375
01/01/2008 to 12/31/2008	$13.00	$7.48	4,027,564
01/01/2009 to 12/31/2009	$7.48	$8.78	5,087,827
01/01/2010 to 12/31/2010	$8.78	$9.78	5,307,829
01/01/2011 to 12/31/2011	$9.78	$9.21	4,698,568
01/01/2012 to 12/31/2012	$9.21	$10.59	4,248,181
01/01/2013 to 12/31/2013	$10.59	$14.57	5,494,376
01/01/2014 to 12/31/2014	$14.57	$16.30	5,782,801
01/01/2015 to 12/31/2015	$16.30	$14.77	4,317,804
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.88	$13.59	26,497,526
01/01/2007 to 12/31/2007	$13.59	$15.36	23,963,028
01/01/2008 to 12/31/2008	$15.36	$8.51	16,673,165
01/01/2009 to 12/31/2009	$8.51	$10.86	17,250,307
01/01/2010 to 12/31/2010	$10.86	$12.79	17,364,094
01/01/2011 to 12/31/2011	$12.79	$12.47	14,080,420
01/01/2012 to 12/31/2012	$12.47	$13.77	11,942,585
01/01/2013 to 12/31/2013	$13.77	$18.50	9,091,584
01/01/2014 to 12/31/2014	$18.50	$20.12	9,720,568
01/01/2015 to 12/31/2015	$20.12	$21.78	7,424,343
AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$12.20	$13.17	10,147,675
01/01/2007 to 12/31/2007	$13.17	$13.74	8,365,789
01/01/2008 to 12/31/2008	$13.74	$10.37	8,586,978
01/01/2009 to 12/31/2009	$10.37	$13.73	10,096,051
01/01/2010 to 12/31/2010	$13.73	$15.32	8,604,037
01/01/2011 to 12/31/2011	$15.32	$16.60	9,200,629
01/01/2012 to 12/31/2012	$16.60	$17.29	8,547,651
01/01/2013 to 12/31/2013	$17.29	$16.67	6,345,324
01/01/2014 to 12/31/2014	$16.67	$17.44	6,499,325
01/01/2015 to 12/31/2015	$17.44	$17.05	6,830,418

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2006 to 12/31/2006	$13.92	$17.02	2,905,252
01/01/2007 to 12/31/2007	$17.02	$18.31	2,119,181
01/01/2008 to 12/31/2008	$18.31	$11.88	1,412,847
01/01/2009 to 12/31/2009	$11.88	$15.37	2,567,781
01/01/2010 to 12/31/2010	$15.37	$16.94	3,612,405
01/01/2011 to 12/31/2011	$16.94	$16.14	3,114,124
01/01/2012 to 12/31/2012	$16.14	$19.53	3,437,135
01/01/2013 to 12/31/2013	$19.53	$24.52	3,984,432
01/01/2014 to 12/31/2014	$24.52	$24.99	3,982,260
01/01/2015 to 12/31/2015	$24.99	$24.22	3,944,892
AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$10.43	$11.25	4,572,301
01/01/2007 to 12/31/2007	$11.25	$12.73	3,902,210
01/01/2008 to 12/31/2008	$12.73	$7.98	3,159,245
01/01/2009 to 12/31/2009	$7.98	$9.75	4,944,538
01/01/2010 to 12/31/2010	$9.75	$10.82	5,238,425
01/01/2011 to 12/31/2011	$10.82	$10.57	4,289,955
01/01/2012 to 12/31/2012	$10.57	$12.18	4,420,398
01/01/2013 to 12/31/2013	$12.18	$16.37	4,361,903
01/01/2014 to 12/31/2014	$16.37	$17.50	3,793,575
01/01/2015 to 12/31/2015	$17.50	$18.46	3,157,980
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.20	55,298
01/01/2013 to 12/31/2013	$10.20	$13.49	867,495
01/01/2014 to 12/31/2014	$13.49	$14.62	1,003,365
01/01/2015 to 12/31/2015	$14.62	$14.28	1,952,834
AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.83	$14.42	1,907,063
01/01/2007 to 12/31/2007	$14.42	$14.57	1,540,522
01/01/2008 to 12/31/2008	$14.57	$8.87	1,381,269
01/01/2009 to 12/31/2009	$8.87	$12.11	2,137,413
01/01/2010 to 12/31/2010	$12.11	$14.72	2,978,973
01/01/2011 to 12/31/2011	$14.72	$13.98	2,405,087
01/01/2012 to 12/31/2012	$13.98	$16.28	2,424,624
01/01/2013 to 12/31/2013	$16.28	$21.20	2,138,372
01/01/2014 to 12/31/2014	$21.20	$23.97	1,904,816
01/01/2015 to 12/31/2015	$23.97	$22.02	1,494,027
AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.88	$10.16	46,325,237
01/01/2007 to 12/31/2007	$10.16	$10.48	56,111,128
01/01/2008 to 12/31/2008	$10.48	$10.57	91,319,625
01/01/2009 to 12/31/2009	$10.57	$10.42	66,786,776
01/01/2010 to 12/31/2010	$10.42	$10.25	50,307,852
01/01/2011 to 12/31/2011	$10.25	$10.09	50,902,069
01/01/2012 to 12/31/2012	$10.09	$9.92	39,894,836
01/01/2013 to 12/31/2013	$9.92	$9.76	29,504,243
01/01/2014 to 12/31/2014	$9.76	$9.60	25,524,289
01/01/2015 to 12/31/2015	$9.60	$9.44	23,153,087
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.07	577,115
01/01/2012 to 12/31/2012	$10.07	$10.39	1,360,083
01/01/2013 to 12/31/2013	$10.39	$9.93	1,174,650
01/01/2014 to 12/31/2014	$9.93	$10.27	1,748,755
01/01/2015 to 10/16/2015	$10.27	$10.24	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.12	$13.59	5,378,198
01/01/2007 to 12/31/2007	$13.59	$16.34	6,560,811
01/01/2008 to 12/31/2008	$16.34	$9.13	3,042,143
01/01/2009 to 12/31/2009	$9.13	$11.65	4,022,837
01/01/2010 to 12/31/2010	$11.65	$14.75	5,702,161
01/01/2011 to 12/31/2011	$14.75	$14.75	4,466,247
01/01/2012 to 12/31/2012	$14.75	$16.30	3,764,767
01/01/2013 to 12/31/2013	$16.30	$21.26	3,561,170
01/01/2014 to 12/31/2014	$21.26	$22.57	3,128,103
01/01/2015 to 10/16/2015	$22.57	$23.14	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$11.83	$12.53	1,174,654
01/01/2007 to 12/31/2007	$12.53	$14.63	1,215,825
01/01/2008 to 12/31/2008	$14.63	$8.27	768,282
01/01/2009 to 12/31/2009	$8.27	$9.97	1,585,215
01/01/2010 to 12/31/2010	$9.97	$11.79	2,045,616
01/01/2011 to 04/29/2011	$11.79	$13.23	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.99	$17.42	9,574,218
01/01/2007 to 12/31/2007	$17.42	$17.67	8,191,847
01/01/2008 to 12/31/2008	$17.67	$10.03	5,184,438
01/01/2009 to 12/31/2009	$10.03	$13.88	5,689,131
01/01/2010 to 12/31/2010	$13.88	$16.85	5,901,157
01/01/2011 to 12/31/2011	$16.85	$16.16	4,911,194
01/01/2012 to 12/31/2012	$16.16	$18.62	4,148,499
01/01/2013 to 12/31/2013	$18.62	$26.00	4,423,739
01/01/2014 to 12/31/2014	$26.00	$29.21	4,014,110
01/01/2015 to 12/31/2015	$29.21	$27.11	3,114,772
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.32	5,908,428
01/01/2013 to 12/31/2013	$10.32	$12.07	6,987,054
01/01/2014 to 12/31/2014	$12.07	$12.48	5,942,954
01/01/2015 to 12/31/2015	$12.48	$12.13	5,278,987
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.57	126,548
01/01/2009 to 12/31/2009	$5.57	$9.13	6,599,316
01/01/2010 to 12/31/2010	$9.13	$10.98	11,156,029
01/01/2011 to 12/31/2011	$10.98	$8.61	6,749,550
01/01/2012 to 12/31/2012	$8.61	$9.98	7,897,745
01/01/2013 to 12/31/2013	$9.98	$9.84	8,565,272
01/01/2014 to 12/31/2014	$9.84	$9.22	7,895,167
01/01/2015 to 12/31/2015	$9.22	$7.56	6,604,045
AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.66	3,303,256
01/01/2007 to 12/31/2007	$10.66	$11.40	7,359,596
01/01/2008 to 12/31/2008	$11.40	$9.02	24,830,005
01/01/2009 to 12/31/2009	$9.02	$10.65	82,197,582
01/01/2010 to 12/31/2010	$10.65	$11.58	100,001,194
01/01/2011 to 12/31/2011	$11.58	$11.51	96,778,216
01/01/2012 to 12/31/2012	$11.51	$12.49	98,362,559
01/01/2013 to 12/31/2013	$12.49	$13.42	79,093,854
01/01/2014 to 12/31/2014	$13.42	$13.96	69,937,144
01/01/2015 to 12/31/2015	$13.96	$13.75	60,478,072

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.07	990,348
01/01/2012 to 12/31/2012	$10.07	$10.61	2,178,847
01/01/2013 to 12/31/2013	$10.61	$10.19	1,488,696
01/01/2014 to 12/31/2014	$10.19	$10.63	2,499,201
01/01/2015 to 12/31/2015	$10.63	$10.43	3,280,429
AST Prudential Growth Allocation Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.48	3,795,562
01/01/2007 to 12/31/2007	$10.48	$11.49	7,899,326
01/01/2008 to 12/31/2008	$11.49	$6.70	13,640,692
01/01/2009 to 12/31/2009	$6.70	$8.30	93,813,703
01/01/2010 to 12/31/2010	$8.30	$9.71	115,827,900
01/01/2011 to 12/31/2011	$9.71	$8.96	75,603,365
01/01/2012 to 12/31/2012	$8.96	$9.95	89,282,138
01/01/2013 to 12/31/2013	$9.95	$11.45	87,210,945
01/01/2014 to 12/31/2014	$11.45	$12.30	83,056,988
01/01/2015 to 12/31/2015	$12.30	$12.02	119,678,650
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$10.00	$9.60	20,413
01/01/2014 to 12/31/2014	$9.60	$9.21	15,611
01/01/2015 to 12/31/2015	$9.21	$7.53	20,487
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.68	5,665
01/01/2014 to 12/31/2014	$11.68	$13.23	121,259
01/01/2015 to 12/31/2015	$13.23	$13.22	110,869
AST QMA US Equity Alpha Portfolio
01/01/2006 to 12/31/2006	$11.27	$12.48	6,255,253
01/01/2007 to 12/31/2007	$12.48	$12.53	5,371,782
01/01/2008 to 12/31/2008	$12.53	$7.55	2,747,511
01/01/2009 to 12/31/2009	$7.55	$9.05	3,372,332
01/01/2010 to 12/31/2010	$9.05	$10.24	3,360,531
01/01/2011 to 12/31/2011	$10.24	$10.42	3,055,694
01/01/2012 to 12/31/2012	$10.42	$12.17	3,262,831
01/01/2013 to 12/31/2013	$12.17	$15.85	2,976,003
01/01/2014 to 12/31/2014	$15.85	$18.27	3,494,194
01/01/2015 to 12/31/2015	$18.27	$18.52	3,027,107
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.90	201,672
01/01/2012 to 12/31/2012	$8.90	$9.90	384,520
01/01/2013 to 12/31/2013	$9.90	$11.92	2,227,707
01/01/2014 to 12/31/2014	$11.92	$12.49	3,954,057
01/01/2015 to 12/31/2015	$12.49	$12.30	4,987,695
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.04	74,936
01/01/2008 to 12/31/2008	$10.04	$7.15	5,507,286
01/01/2009 to 12/31/2009	$7.15	$8.68	39,406,298
01/01/2010 to 12/31/2010	$8.68	$9.55	54,818,248
01/01/2011 to 12/31/2011	$9.55	$9.23	46,132,040
01/01/2012 to 12/31/2012	$9.23	$10.01	48,879,191
01/01/2013 to 12/31/2013	$10.01	$11.07	45,150,001
01/01/2014 to 12/31/2014	$11.07	$11.44	40,205,928
01/01/2015 to 12/31/2015	$11.44	$11.24	40,797,665

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.51	120,901
01/01/2008 to 12/31/2008	$11.51	$7.33	2,184,002
01/01/2009 to 12/31/2009	$7.33	$9.15	23,955,044
01/01/2010 to 12/31/2010	$9.15	$10.29	36,192,438
01/01/2011 to 12/31/2011	$10.29	$9.88	25,866,646
01/01/2012 to 12/31/2012	$9.88	$11.26	34,127,062
01/01/2013 to 12/31/2013	$11.26	$13.07	39,171,659
01/01/2014 to 12/31/2014	$13.07	$13.55	34,959,693
01/01/2015 to 12/31/2015	$13.55	$13.26	65,565,739
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2006 to 12/31/2006	$11.79	$12.72	2,165,859
01/01/2007 to 12/31/2007	$12.72	$13.62	2,277,264
01/01/2008 to 12/31/2008	$13.62	$9.35	3,074,479
01/01/2009 to 12/31/2009	$9.35	$11.72	33,399,889
01/01/2010 to 12/31/2010	$11.72	$12.89	55,550,099
01/01/2011 to 12/31/2011	$12.89	$12.25	42,779,977
01/01/2012 to 12/31/2012	$12.25	$13.39	45,395,568
01/01/2013 to 12/31/2013	$13.39	$15.06	41,756,708
01/01/2014 to 12/31/2014	$15.06	$15.26	36,993,426
01/01/2015 to 10/16/2015	$15.26	$14.84	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$16.60	$18.43	4,641,175
01/01/2007 to 12/31/2007	$18.43	$20.16	4,026,646
01/01/2008 to 12/31/2008	$20.16	$11.08	2,977,983
01/01/2009 to 12/31/2009	$11.08	$14.46	3,702,808
01/01/2010 to 12/31/2010	$14.46	$18.85	4,200,876
01/01/2011 to 12/31/2011	$18.85	$16.11	4,029,967
01/01/2012 to 12/31/2012	$16.11	$19.02	3,987,156
01/01/2013 to 12/31/2013	$19.02	$26.34	3,589,232
01/01/2014 to 12/31/2014	$26.34	$27.19	3,049,744
01/01/2015 to 12/31/2015	$27.19	$27.10	2,435,616
AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$9.04	$10.01	1,867,490
01/01/2007 to 12/31/2007	$10.01	$10.55	1,740,242
01/01/2008 to 12/31/2008	$10.55	$6.74	1,375,635
01/01/2009 to 12/31/2009	$6.74	$8.88	2,524,147
01/01/2010 to 12/31/2010	$8.88	$11.91	4,648,452
01/01/2011 to 12/31/2011	$11.91	$11.60	3,213,655
01/01/2012 to 12/31/2012	$11.60	$12.80	3,096,260
01/01/2013 to 12/31/2013	$12.80	$17.01	4,073,887
01/01/2014 to 12/31/2014	$17.01	$17.37	3,201,641
01/01/2015 to 12/31/2015	$17.37	$17.22	3,111,281
AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.91	$17.61	9,098,178
01/01/2007 to 12/31/2007	$17.61	$16.34	8,130,632
01/01/2008 to 12/31/2008	$16.34	$11.30	6,242,966
01/01/2009 to 12/31/2009	$11.30	$14.11	6,242,625
01/01/2010 to 12/31/2010	$14.11	$17.49	6,195,308
01/01/2011 to 12/31/2011	$17.49	$16.17	5,166,090
01/01/2012 to 12/31/2012	$16.17	$18.79	3,913,693
01/01/2013 to 12/31/2013	$18.79	$25.39	3,418,708
01/01/2014 to 12/31/2014	$25.39	$26.29	2,808,610
01/01/2015 to 12/31/2015	$26.29	$24.74	2,217,703

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$12.49	$13.82	4,776,442
01/01/2007 to 12/31/2007	$13.82	$14.45	6,387,795
01/01/2008 to 12/31/2008	$14.45	$10.52	10,697,390
01/01/2009 to 12/31/2009	$10.52	$12.85	40,732,836
01/01/2010 to 12/31/2010	$12.85	$14.09	53,827,291
01/01/2011 to 12/31/2011	$14.09	$14.13	46,623,273
01/01/2012 to 12/31/2012	$14.13	$15.78	53,661,984
01/01/2013 to 12/31/2013	$15.78	$18.13	56,537,325
01/01/2014 to 12/31/2014	$18.13	$18.88	53,036,351
01/01/2015 to 12/31/2015	$18.88	$18.57	61,153,146
AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$12.86	$15.34	5,318,094
01/01/2007 to 12/31/2007	$15.34	$14.55	4,469,636
01/01/2008 to 12/31/2008	$14.55	$8.32	2,874,755
01/01/2009 to 12/31/2009	$8.32	$10.13	3,572,238
01/01/2010 to 12/31/2010	$10.13	$11.28	4,182,015
01/01/2011 to 12/31/2011	$11.28	$10.91	3,313,597
01/01/2012 to 12/31/2012	$10.91	$12.58	4,588,707
01/01/2013 to 12/31/2013	$12.58	$16.05	5,133,443
01/01/2014 to 12/31/2014	$16.05	$16.96	4,589,369
01/01/2015 to 10/16/2015	$16.96	$15.72	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.81	$11.23	4,132,529
01/01/2007 to 12/31/2007	$11.23	$11.96	5,137,246
01/01/2008 to 12/31/2008	$11.96	$6.99	4,437,756
01/01/2009 to 12/31/2009	$6.99	$10.54	10,159,519
01/01/2010 to 12/31/2010	$10.54	$12.01	12,250,636
01/01/2011 to 12/31/2011	$12.01	$11.61	9,294,364
01/01/2012 to 12/31/2012	$11.61	$13.43	10,725,477
01/01/2013 to 12/31/2013	$13.43	$19.02	11,809,685
01/01/2014 to 12/31/2014	$19.02	$20.27	11,237,461
01/01/2015 to 12/31/2015	$20.27	$21.84	10,710,975
AST T. Rowe Price Natural Resources Portfolio
01/01/2006 to 12/31/2006	$21.00	$23.93	2,942,718
01/01/2007 to 12/31/2007	$23.93	$33.07	3,950,105
01/01/2008 to 12/31/2008	$33.07	$16.27	2,088,027
01/01/2009 to 12/31/2009	$16.27	$23.89	4,621,252
01/01/2010 to 12/31/2010	$23.89	$28.31	5,827,673
01/01/2011 to 12/31/2011	$28.31	$23.69	4,562,770
01/01/2012 to 12/31/2012	$23.69	$24.14	4,495,210
01/01/2013 to 12/31/2013	$24.14	$27.39	3,688,022
01/01/2014 to 12/31/2014	$27.39	$24.69	3,347,866
01/01/2015 to 12/31/2015	$24.69	$19.60	2,736,765
AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$12.64	$13.21	6,093,700
01/01/2007 to 12/31/2007	$13.21	$14.24	6,452,566
01/01/2008 to 12/31/2008	$14.24	$13.67	4,228,137
01/01/2009 to 12/31/2009	$13.67	$15.07	6,337,072
01/01/2010 to 12/31/2010	$15.07	$15.67	7,114,847
01/01/2011 to 12/31/2011	$15.67	$16.05	6,639,260
01/01/2012 to 12/31/2012	$16.05	$16.61	5,533,305
01/01/2013 to 12/31/2013	$16.61	$15.72	4,600,108
01/01/2014 to 12/31/2014	$15.72	$15.55	3,672,856
01/01/2015 to 12/31/2015	$15.55	$14.59	2,897,161

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.38	5,212,589
01/01/2007 to 12/31/2007	$11.38	$12.26	8,022,912
01/01/2008 to 12/31/2008	$12.26	$6.95	5,663,091
01/01/2009 to 12/31/2009	$6.95	$8.78	9,942,981
01/01/2010 to 12/31/2010	$8.78	$9.90	10,821,793
01/01/2011 to 12/31/2011	$9.90	$9.40	9,943,871
01/01/2012 to 12/31/2012	$9.40	$10.26	11,856,015
01/01/2013 to 12/31/2013	$10.26	$12.16	18,749,421
01/01/2014 to 12/31/2014	$12.16	$12.62	17,319,518
01/01/2015 to 12/31/2015	$12.62	$12.33	14,012,636
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	213,630
01/01/2008 to 12/31/2008	$9.98	$9.30	4,064,760
01/01/2009 to 12/31/2009	$9.30	$10.21	12,750,275
01/01/2010 to 12/31/2010	$10.21	$10.83	17,651,916
01/01/2011 to 12/31/2011	$10.83	$11.29	18,170,336
01/01/2012 to 12/31/2012	$11.29	$11.98	18,416,796
01/01/2013 to 12/31/2013	$11.98	$11.60	17,928,589
01/01/2014 to 12/31/2014	$11.60	$12.23	19,702,934
01/01/2015 to 12/31/2015	$12.23	$12.18	18,938,735
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.39	105,388
01/01/2013 to 12/31/2013	$10.39	$9.38	38,455
01/01/2014 to 12/31/2014	$9.38	$9.35	31,203
01/01/2015 to 12/31/2015	$9.35	$8.92	23,311
Evergreen VA Growth Fund
01/01/2006 to 12/31/2006	$11.44	$12.49	553,827
01/01/2007 to 12/31/2007	$12.49	$13.64	604,401
01/01/2008 to 12/31/2008	$13.64	$7.90	346,210
01/01/2009 to 12/31/2009	$7.90	$10.86	554,304
01/01/2010 to 07/16/2010	$10.86	$10.63	0
Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$15.59	$18.88	1,081,552
01/01/2007 to 12/31/2007	$18.88	$21.35	1,401,663
01/01/2008 to 12/31/2008	$21.35	$12.29	984,931
01/01/2009 to 12/31/2009	$12.29	$14.01	668,798
01/01/2010 to 07/16/2010	$14.01	$13.31	0
Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$11.53	$12.03	241,307
01/01/2007 to 12/31/2007	$12.03	$13.24	249,298
01/01/2008 to 12/31/2008	$13.24	$9.48	271,517
01/01/2009 to 12/31/2009	$9.48	$13.42	749,780
01/01/2010 to 07/16/2010	$13.42	$12.54	0
First Trust Target Focus Four Portfolio
01/01/2006 to 12/31/2006	$9.92	$10.15	100,227
01/01/2007 to 12/31/2007	$10.15	$10.55	106,856
01/01/2008 to 12/31/2008	$10.55	$5.83	190,718
01/01/2009 to 12/31/2009	$5.83	$7.38	331,489
01/01/2010 to 12/31/2010	$7.38	$8.64	309,321
01/01/2011 to 12/31/2011	$8.64	$7.57	380,808
01/01/2012 to 12/31/2012	$7.57	$8.48	218,904
01/01/2013 to 12/31/2013	$8.48	$10.93	125,986
01/01/2014 to 04/25/2014	$10.93	$11.26	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.64	5,636,967
01/01/2009 to 12/31/2009	$6.64	$8.50	51,503,013
01/01/2010 to 12/31/2010	$8.50	$9.21	75,249,224
01/01/2011 to 12/31/2011	$9.21	$8.91	53,326,792
01/01/2012 to 09/21/2012	$8.91	$9.98	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Global Dividend Target 15 Portfolio
01/01/2006 to 12/31/2006	$12.84	$17.48	1,507,757
01/01/2007 to 12/31/2007	$17.48	$19.49	2,078,809
01/01/2008 to 12/31/2008	$19.49	$10.97	1,122,006
01/01/2009 to 12/31/2009	$10.97	$15.21	835,629
01/01/2010 to 12/31/2010	$15.21	$16.42	651,544
01/01/2011 to 12/31/2011	$16.42	$14.94	542,156
01/01/2012 to 12/31/2012	$14.94	$18.42	521,128
01/01/2013 to 12/31/2013	$18.42	$20.71	381,588
01/01/2014 to 04/25/2014	$20.71	$20.27	0
Invesco V.I. Capital Development Fund – Series I
04/29/2011* to 12/31/2011	$10.03	$8.17	387,650
01/01/2012 to 04/27/2012	$8.17	$9.26	0
Invesco V.I. Diversified Dividend Fund – Series I
04/29/2011* to 12/31/2011	$9.99	$9.12	385,638
01/01/2012 to 12/31/2012	$9.12	$10.65	500,266
01/01/2013 to 12/31/2013	$10.65	$13.73	615,161
01/01/2014 to 12/31/2014	$13.73	$15.23	471,181
01/01/2015 to 12/31/2015	$15.23	$15.29	401,693
Invesco V.I. Dynamics Fund – Series I
01/01/2006 to 12/31/2006	$11.67	$13.33	605,730
01/01/2007 to 12/31/2007	$13.33	$14.70	631,476
01/01/2008 to 12/31/2008	$14.70	$7.51	384,426
01/01/2009 to 12/31/2009	$7.51	$10.52	430,777
01/01/2010 to 12/31/2010	$10.52	$12.81	390,143
01/01/2011 to 04/29/2011	$12.81	$14.27	0
Invesco V.I. Financial Services Fund – Series I
01/01/2006 to 12/31/2006	$12.43	$14.24	778,674
01/01/2007 to 12/31/2007	$14.24	$10.89	465,175
01/01/2008 to 12/31/2008	$10.89	$4.34	540,897
01/01/2009 to 12/31/2009	$4.34	$5.44	779,148
01/01/2010 to 12/31/2010	$5.44	$5.91	872,026
01/01/2011 to 04/29/2011	$5.91	$6.23	0
Invesco V.I. Global Health Care Fund – Series I
01/01/2006 to 12/31/2006	$11.31	$11.71	1,250,782
01/01/2007 to 12/31/2007	$11.71	$12.88	1,163,277
01/01/2008 to 12/31/2008	$12.88	$9.04	849,932
01/01/2009 to 12/31/2009	$9.04	$11.35	1,181,689
01/01/2010 to 12/31/2010	$11.35	$11.76	545,135
01/01/2011 to 12/31/2011	$11.76	$12.02	524,638
01/01/2012 to 12/31/2012	$12.02	$14.29	462,518
01/01/2013 to 12/31/2013	$14.29	$19.76	464,049
01/01/2014 to 12/31/2014	$19.76	$23.25	483,876
01/01/2015 to 12/31/2015	$23.25	$23.59	397,984
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.77	229,829
01/01/2013 to 12/31/2013	$9.77	$13.16	522,396
01/01/2014 to 12/31/2014	$13.16	$13.98	170,256
01/01/2015 to 12/31/2015	$13.98	$13.92	202,132
Invesco V.I. Technology Fund – Series I
01/01/2006 to 12/31/2006	$8.13	$8.84	513,442
01/01/2007 to 12/31/2007	$8.84	$9.36	630,739
01/01/2008 to 12/31/2008	$9.36	$5.11	453,772
01/01/2009 to 12/31/2009	$5.11	$7.91	970,438
01/01/2010 to 12/31/2010	$7.91	$9.44	1,132,899
01/01/2011 to 12/31/2011	$9.44	$8.81	530,679
01/01/2012 to 12/31/2012	$8.81	$9.64	353,005
01/01/2013 to 12/31/2013	$9.64	$11.87	292,049
01/01/2014 to 12/31/2014	$11.87	$12.96	263,606
01/01/2015 to 12/31/2015	$12.96	$13.62	242,522

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
NASDAQ Target 15 Portfolio
01/01/2006 to 12/31/2006	$10.83	$11.60	199,508
01/01/2007 to 12/31/2007	$11.60	$13.88	403,709
01/01/2008 to 12/31/2008	$13.88	$6.71	199,304
01/01/2009 to 12/31/2009	$6.71	$7.71	140,231
01/01/2010 to 12/31/2010	$7.71	$9.89	511,072
01/01/2011 to 12/31/2011	$9.89	$9.85	211,183
01/01/2012 to 12/31/2012	$9.85	$10.95	144,674
01/01/2013 to 12/31/2013	$10.95	$16.02	172,418
01/01/2014 to 04/25/2014	$16.02	$15.97	0
NVIT Developing Markets Fund
01/01/2006 to 12/31/2006	$20.72	$27.43	2,835,328
01/01/2007 to 12/31/2007	$27.43	$38.71	3,344,620
01/01/2008 to 12/31/2008	$38.71	$16.04	1,630,334
01/01/2009 to 12/31/2009	$16.04	$25.59	2,133,897
01/01/2010 to 12/31/2010	$25.59	$29.23	1,632,797
01/01/2011 to 12/31/2011	$29.23	$22.31	1,023,231
01/01/2012 to 12/31/2012	$22.31	$25.62	797,727
01/01/2013 to 12/31/2013	$25.62	$25.21	589,332
01/01/2014 to 12/31/2014	$25.21	$23.34	449,200
01/01/2015 to 12/31/2015	$23.34	$19.21	418,094
ProFund VP Asia 30
01/01/2006 to 12/31/2006	$14.45	$19.80	3,073,769
01/01/2007 to 12/31/2007	$19.80	$28.77	2,473,589
01/01/2008 to 12/31/2008	$28.77	$13.91	1,337,672
01/01/2009 to 12/31/2009	$13.91	$21.10	1,821,822
01/01/2010 to 12/31/2010	$21.10	$23.64	1,172,241
01/01/2011 to 12/31/2011	$23.64	$16.97	568,287
01/01/2012 to 12/31/2012	$16.97	$19.28	518,241
01/01/2013 to 12/31/2013	$19.28	$21.80	354,325
01/01/2014 to 12/31/2014	$21.80	$21.10	204,908
01/01/2015 to 12/31/2015	$21.10	$18.81	180,718
ProFund VP Banks
01/01/2006 to 12/31/2006	$11.77	$13.35	402,883
01/01/2007 to 12/31/2007	$13.35	$9.55	389,926
01/01/2008 to 12/31/2008	$9.55	$4.99	2,409,143
01/01/2009 to 12/31/2009	$4.99	$4.70	746,620
01/01/2010 to 12/31/2010	$4.70	$5.00	821,032
01/01/2011 to 12/31/2011	$5.00	$3.60	310,912
01/01/2012 to 12/31/2012	$3.60	$4.73	683,662
01/01/2013 to 12/31/2013	$4.73	$6.21	377,961
01/01/2014 to 12/31/2014	$6.21	$6.74	257,672
01/01/2015 to 12/31/2015	$6.74	$6.60	282,280
ProFund VP Basic Materials
01/01/2006 to 12/31/2006	$11.96	$13.58	779,466
01/01/2007 to 12/31/2007	$13.58	$17.45	2,684,333
01/01/2008 to 12/31/2008	$17.45	$8.34	1,183,553
01/01/2009 to 12/31/2009	$8.34	$13.32	1,841,267
01/01/2010 to 12/31/2010	$13.32	$16.99	1,479,120
01/01/2011 to 12/31/2011	$16.99	$14.01	513,298
01/01/2012 to 12/31/2012	$14.01	$14.94	344,526
01/01/2013 to 12/31/2013	$14.94	$17.41	287,699
01/01/2014 to 12/31/2014	$17.41	$17.41	201,578
01/01/2015 to 12/31/2015	$17.41	$14.74	148,177

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Bear
01/01/2006 to 12/31/2006	$7.23	$6.57	1,868,606
01/01/2007 to 12/31/2007	$6.57	$6.50	1,722,065
01/01/2008 to 12/31/2008	$6.50	$8.95	2,326,201
01/01/2009 to 12/31/2009	$8.95	$6.35	1,995,516
01/01/2010 to 12/31/2010	$6.35	$5.13	1,870,682
01/01/2011 to 12/31/2011	$5.13	$4.60	2,082,893
01/01/2012 to 12/31/2012	$4.60	$3.77	965,635
01/01/2013 to 12/31/2013	$3.77	$2.73	911,837
01/01/2014 to 12/31/2014	$2.73	$2.30	951,939
01/01/2015 to 12/31/2015	$2.30	$2.15	511,021
ProFund VP Biotechnology
01/01/2006 to 12/31/2006	$12.34	$11.64	393,923
01/01/2007 to 12/31/2007	$11.64	$11.31	609,746
01/01/2008 to 12/31/2008	$11.31	$11.33	1,249,287
01/01/2009 to 12/31/2009	$11.33	$11.56	355,182
01/01/2010 to 12/31/2010	$11.56	$11.95	254,803
01/01/2011 to 12/31/2011	$11.95	$12.52	188,759
01/01/2012 to 12/31/2012	$12.52	$17.33	338,800
01/01/2013 to 12/31/2013	$17.33	$28.71	326,187
01/01/2014 to 12/31/2014	$28.71	$36.62	259,481
01/01/2015 to 12/31/2015	$36.62	$37.21	163,042
ProFund VP Bull
01/01/2006 to 12/31/2006	$10.64	$11.90	7,031,661
01/01/2007 to 12/31/2007	$11.90	$12.12	4,013,033
01/01/2008 to 12/31/2008	$12.12	$7.43	2,963,943
01/01/2009 to 12/31/2009	$7.43	$9.08	3,113,781
01/01/2010 to 12/31/2010	$9.08	$10.06	2,476,971
01/01/2011 to 12/31/2011	$10.06	$9.89	3,165,929
01/01/2012 to 12/31/2012	$9.89	$11.08	1,499,016
01/01/2013 to 12/31/2013	$11.08	$14.14	1,204,038
01/01/2014 to 12/31/2014	$14.14	$15.50	1,173,460
01/01/2015 to 12/31/2015	$15.50	$15.17	592,041
ProFund VP Consumer Goods Portfolio
01/01/2006 to 12/31/2006	$10.15	$11.25	548,567
01/01/2007 to 12/31/2007	$11.25	$11.90	715,235
01/01/2008 to 12/31/2008	$11.90	$8.58	609,574
01/01/2009 to 12/31/2009	$8.58	$10.26	812,567
01/01/2010 to 12/31/2010	$10.26	$11.84	702,138
01/01/2011 to 12/31/2011	$11.84	$12.45	765,549
01/01/2012 to 12/31/2012	$12.45	$13.58	450,591
01/01/2013 to 12/31/2013	$13.58	$17.15	573,128
01/01/2014 to 12/31/2014	$17.15	$18.59	574,747
01/01/2015 to 12/31/2015	$18.59	$19.05	433,302
ProFund VP Consumer Services
01/01/2006 to 12/31/2006	$8.97	$9.88	192,639
01/01/2007 to 12/31/2007	$9.88	$8.91	67,292
01/01/2008 to 12/31/2008	$8.91	$6.01	448,604
01/01/2009 to 12/31/2009	$6.01	$7.74	295,250
01/01/2010 to 12/31/2010	$7.74	$9.24	1,046,739
01/01/2011 to 12/31/2011	$9.24	$9.58	481,308
01/01/2012 to 12/31/2012	$9.58	$11.51	539,898
01/01/2013 to 12/31/2013	$11.51	$15.83	745,470
01/01/2014 to 12/31/2014	$15.83	$17.51	425,388
01/01/2015 to 12/31/2015	$17.51	$18.03	482,805

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Europe 30
01/01/2006 to 12/31/2006	$12.94	$14.95	2,790,577
01/01/2007 to 12/31/2007	$14.95	$16.85	1,487,885
01/01/2008 to 12/31/2008	$16.85	$9.28	649,001
01/01/2009 to 12/31/2009	$9.28	$12.07	1,184,717
01/01/2010 to 12/31/2010	$12.07	$12.19	852,300
01/01/2011 to 12/31/2011	$12.19	$10.92	333,570
01/01/2012 to 12/31/2012	$10.92	$12.52	461,143
01/01/2013 to 12/31/2013	$12.52	$14.98	561,564
01/01/2014 to 12/31/2014	$14.98	$13.46	318,682
01/01/2015 to 12/31/2015	$13.46	$11.80	323,881
ProFund VP Financials
01/01/2006 to 12/31/2006	$12.46	$14.38	913,872
01/01/2007 to 12/31/2007	$14.38	$11.44	498,292
01/01/2008 to 12/31/2008	$11.44	$5.57	2,008,426
01/01/2009 to 12/31/2009	$5.57	$6.30	1,432,294
01/01/2010 to 12/31/2010	$6.30	$6.87	1,397,974
01/01/2011 to 12/31/2011	$6.87	$5.82	1,034,776
01/01/2012 to 12/31/2012	$5.82	$7.14	1,345,907
01/01/2013 to 12/31/2013	$7.14	$9.27	1,595,424
01/01/2014 to 12/31/2014	$9.27	$10.30	1,201,102
01/01/2015 to 12/31/2015	$10.30	$9.98	975,396
ProFund VP Health Care
01/01/2006 to 12/31/2006	$9.63	$9.96	2,106,409
01/01/2007 to 12/31/2007	$9.96	$10.44	2,120,859
01/01/2008 to 12/31/2008	$10.44	$7.78	1,638,682
01/01/2009 to 12/31/2009	$7.78	$9.14	1,148,607
01/01/2010 to 12/31/2010	$9.14	$9.25	875,030
01/01/2011 to 12/31/2011	$9.25	$10.01	924,616
01/01/2012 to 12/31/2012	$10.01	$11.56	1,121,561
01/01/2013 to 12/31/2013	$11.56	$15.89	1,361,062
01/01/2014 to 12/31/2014	$15.89	$19.34	1,316,203
01/01/2015 to 12/31/2015	$19.34	$19.97	1,214,167
ProFund VP Industrials
01/01/2006 to 12/31/2006	$11.23	$12.33	242,684
01/01/2007 to 12/31/2007	$12.33	$13.55	708,921
01/01/2008 to 12/31/2008	$13.55	$7.93	348,521
01/01/2009 to 12/31/2009	$7.93	$9.68	634,240
01/01/2010 to 12/31/2010	$9.68	$11.78	641,229
01/01/2011 to 12/31/2011	$11.78	$11.38	404,533
01/01/2012 to 12/31/2012	$11.38	$12.96	379,889
01/01/2013 to 12/31/2013	$12.96	$17.62	514,535
01/01/2014 to 12/31/2014	$17.62	$18.29	381,463
01/01/2015 to 12/31/2015	$18.29	$17.37	230,450
ProFund VP Internet
01/01/2006 to 12/31/2006	$18.90	$18.84	200,072
01/01/2007 to 12/31/2007	$18.84	$20.42	435,015
01/01/2008 to 12/31/2008	$20.42	$11.08	116,246
01/01/2009 to 12/31/2009	$11.08	$19.31	507,210
01/01/2010 to 12/31/2010	$19.31	$25.70	455,035
01/01/2011 to 12/31/2011	$25.70	$23.53	92,624
01/01/2012 to 12/31/2012	$23.53	$27.71	98,828
01/01/2013 to 12/31/2013	$27.71	$41.35	134,453
01/01/2014 to 12/31/2014	$41.35	$41.12	46,264
01/01/2015 to 12/31/2015	$41.12	$48.68	88,272

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Japan
01/01/2006 to 12/31/2006	$13.31	$14.51	1,650,266
01/01/2007 to 12/31/2007	$14.51	$12.85	552,230
01/01/2008 to 12/31/2008	$12.85	$7.47	553,832
01/01/2009 to 12/31/2009	$7.47	$8.11	519,793
01/01/2010 to 12/31/2010	$8.11	$7.45	414,005
01/01/2011 to 12/31/2011	$7.45	$5.97	292,468
01/01/2012 to 12/31/2012	$5.97	$7.22	445,817
01/01/2013 to 12/31/2013	$7.22	$10.53	616,969
01/01/2014 to 12/31/2014	$10.53	$10.69	321,351
01/01/2015 to 12/31/2015	$10.69	$11.12	271,326
ProFund VP Large-Cap Growth
01/01/2006 to 12/31/2006	$10.30	$11.05	2,181,106
01/01/2007 to 12/31/2007	$11.05	$11.62	2,009,820
01/01/2008 to 12/31/2008	$11.62	$7.37	1,340,839
01/01/2009 to 12/31/2009	$7.37	$9.40	1,530,601
01/01/2010 to 12/31/2010	$9.40	$10.47	1,282,022
01/01/2011 to 12/31/2011	$10.47	$10.62	1,146,789
01/01/2012 to 12/31/2012	$10.62	$11.77	796,871
01/01/2013 to 12/31/2013	$11.77	$15.12	730,784
01/01/2014 to 12/31/2014	$15.12	$16.80	876,271
01/01/2015 to 12/31/2015	$16.80	$17.14	474,182
ProFund VP Large-Cap Value
01/01/2006 to 12/31/2006	$10.51	$12.26	4,023,312
01/01/2007 to 12/31/2007	$12.26	$12.08	1,984,257
01/01/2008 to 12/31/2008	$12.08	$7.07	1,514,949
01/01/2009 to 12/31/2009	$7.07	$8.31	1,108,254
01/01/2010 to 12/31/2010	$8.31	$9.22	1,501,797
01/01/2011 to 12/31/2011	$9.22	$8.96	1,122,050
01/01/2012 to 12/31/2012	$8.96	$10.17	776,810
01/01/2013 to 12/31/2013	$10.17	$12.99	482,427
01/01/2014 to 12/31/2014	$12.99	$14.11	780,687
01/01/2015 to 12/31/2015	$14.11	$13.22	518,567
ProFund VP Mid-Cap Growth
01/01/2006 to 12/31/2006	$11.58	$11.84	1,594,539
01/01/2007 to 12/31/2007	$11.84	$13.01	2,101,505
01/01/2008 to 12/31/2008	$13.01	$7.83	1,117,437
01/01/2009 to 12/31/2009	$7.83	$10.65	1,903,627
01/01/2010 to 12/31/2010	$10.65	$13.45	2,021,397
01/01/2011 to 12/31/2011	$13.45	$12.85	1,040,542
01/01/2012 to 12/31/2012	$12.85	$14.58	684,764
01/01/2013 to 12/31/2013	$14.58	$18.71	592,623
01/01/2014 to 12/31/2014	$18.71	$19.49	371,987
01/01/2015 to 12/31/2015	$19.49	$19.22	357,650
ProFund VP Mid-Cap Value
01/01/2006 to 12/31/2006	$12.49	$13.80	1,978,580
01/01/2007 to 12/31/2007	$13.80	$13.70	1,436,105
01/01/2008 to 12/31/2008	$13.70	$8.58	733,971
01/01/2009 to 12/31/2009	$8.58	$11.05	1,398,727
01/01/2010 to 12/31/2010	$11.05	$13.09	908,539
01/01/2011 to 12/31/2011	$13.09	$12.37	727,867
01/01/2012 to 12/31/2012	$12.37	$14.18	552,448
01/01/2013 to 12/31/2013	$14.18	$18.43	479,583
01/01/2014 to 12/31/2014	$18.43	$19.97	288,875
01/01/2015 to 12/31/2015	$19.97	$18.02	236,249

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP NASDAQ-100
01/01/2006 to 12/31/2006	$9.80	$10.16	1,764,614
01/01/2007 to 12/31/2007	$10.16	$11.76	2,265,084
01/01/2008 to 12/31/2008	$11.76	$6.65	1,171,313
01/01/2009 to 12/31/2009	$6.65	$9.94	1,813,909
01/01/2010 to 12/31/2010	$9.94	$11.56	1,576,633
01/01/2011 to 12/31/2011	$11.56	$11.54	909,044
01/01/2012 to 12/31/2012	$11.54	$13.19	644,940
01/01/2013 to 12/31/2013	$13.19	$17.42	507,723
01/01/2014 to 12/31/2014	$17.42	$20.04	490,538
01/01/2015 to 12/31/2015	$20.04	$21.18	411,272
ProFund VP Oil & Gas
01/01/2006 to 12/31/2006	$17.22	$20.43	2,251,126
01/01/2007 to 12/31/2007	$20.43	$26.61	2,322,451
01/01/2008 to 12/31/2008	$26.61	$16.50	1,351,549
01/01/2009 to 12/31/2009	$16.50	$18.75	1,326,030
01/01/2010 to 12/31/2010	$18.75	$21.71	1,296,969
01/01/2011 to 12/31/2011	$21.71	$21.83	829,408
01/01/2012 to 12/31/2012	$21.83	$22.09	551,530
01/01/2013 to 12/31/2013	$22.09	$26.96	414,618
01/01/2014 to 12/31/2014	$26.96	$23.63	346,412
01/01/2015 to 12/31/2015	$23.63	$17.81	258,376
ProFund VP Pharmaceuticals
01/01/2006 to 12/31/2006	$7.51	$8.28	716,678
01/01/2007 to 12/31/2007	$8.28	$8.33	492,538
01/01/2008 to 12/31/2008	$8.33	$6.60	588,925
01/01/2009 to 12/31/2009	$6.60	$7.58	521,245
01/01/2010 to 12/31/2010	$7.58	$7.49	268,122
01/01/2011 to 12/31/2011	$7.49	$8.56	862,925
01/01/2012 to 12/31/2012	$8.56	$9.42	302,309
01/01/2013 to 12/31/2013	$9.42	$12.19	276,233
01/01/2014 to 12/31/2014	$12.19	$14.31	297,503
01/01/2015 to 12/31/2015	$14.31	$14.70	159,802
ProFund VP Precious Metals
01/01/2006 to 12/31/2006	$14.62	$15.44	2,487,596
01/01/2007 to 12/31/2007	$15.44	$18.60	3,177,702
01/01/2008 to 12/31/2008	$18.60	$12.66	2,709,868
01/01/2009 to 12/31/2009	$12.66	$16.86	2,850,817
01/01/2010 to 12/31/2010	$16.86	$22.04	2,921,018
01/01/2011 to 12/31/2011	$22.04	$17.51	2,103,701
01/01/2012 to 12/31/2012	$17.51	$14.71	1,572,080
01/01/2013 to 12/31/2013	$14.71	$8.98	1,162,887
01/01/2014 to 12/31/2014	$8.98	$6.72	630,558
01/01/2015 to 12/31/2015	$6.72	$4.44	535,237
ProFund VP Real Estate
01/01/2006 to 12/31/2006	$16.96	$22.10	926,728
01/01/2007 to 12/31/2007	$22.10	$17.47	505,436
01/01/2008 to 12/31/2008	$17.47	$10.09	587,638
01/01/2009 to 12/31/2009	$10.09	$12.69	557,087
01/01/2010 to 12/31/2010	$12.69	$15.57	509,622
01/01/2011 to 12/31/2011	$15.57	$16.04	345,408
01/01/2012 to 12/31/2012	$16.04	$18.48	392,557
01/01/2013 to 12/31/2013	$18.48	$18.19	325,883
01/01/2014 to 12/31/2014	$18.19	$22.37	289,291
01/01/2015 to 12/31/2015	$22.37	$22.07	179,238

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Rising Rates Opportunity
01/01/2006 to 12/31/2006	$6.00	$6.50	4,567,551
01/01/2007 to 12/31/2007	$6.50	$6.06	1,806,294
01/01/2008 to 12/31/2008	$6.06	$3.70	2,315,493
01/01/2009 to 12/31/2009	$3.70	$4.81	3,128,225
01/01/2010 to 12/31/2010	$4.81	$3.97	4,679,376
01/01/2011 to 12/31/2011	$3.97	$2.44	2,645,539
01/01/2012 to 12/31/2012	$2.44	$2.23	1,760,429
01/01/2013 to 12/31/2013	$2.23	$2.56	3,779,215
01/01/2014 to 12/31/2014	$2.56	$1.76	3,810,891
01/01/2015 to 12/31/2015	$1.76	$1.70	2,300,690
ProFund VP Semiconductor
01/01/2006 to 12/31/2006	$7.64	$6.98	339,250
01/01/2007 to 12/31/2007	$6.98	$7.35	272,048
01/01/2008 to 12/31/2008	$7.35	$3.63	166,664
01/01/2009 to 12/31/2009	$3.63	$5.86	794,698
01/01/2010 to 12/31/2010	$5.86	$6.47	188,040
01/01/2011 to 12/31/2011	$6.47	$6.12	125,111
01/01/2012 to 12/31/2012	$6.12	$5.77	77,903
01/01/2013 to 12/31/2013	$5.77	$7.57	62,931
01/01/2014 to 12/31/2014	$7.57	$10.02	125,840
01/01/2015 to 12/31/2015	$10.02	$9.57	75,681
ProFund VP Short Mid-Cap
01/01/2006 to 12/31/2006	$8.64	$8.18	254,207
01/01/2007 to 12/31/2007	$8.18	$7.82	131,223
01/01/2008 to 12/31/2008	$7.82	$10.14	177,441
01/01/2009 to 12/31/2009	$10.14	$6.44	364,588
01/01/2010 to 12/31/2010	$6.44	$4.70	280,837
01/01/2011 to 12/31/2011	$4.70	$4.24	232,550
01/01/2012 to 12/31/2012	$4.24	$3.38	139,533
01/01/2013 to 12/31/2013	$3.38	$2.40	116,769
01/01/2014 to 12/31/2014	$2.40	$2.07	171,122
01/01/2015 to 12/31/2015	$2.07	$2.00	170,404
ProFund VP Short NASDAQ-100
01/01/2006 to 12/31/2006	$5.88	$5.70	1,891,265
01/01/2007 to 12/31/2007	$5.70	$4.96	860,024
01/01/2008 to 12/31/2008	$4.96	$7.23	722,924
01/01/2009 to 12/31/2009	$7.23	$4.22	898,026
01/01/2010 to 12/31/2010	$4.22	$3.27	782,589
01/01/2011 to 12/31/2011	$3.27	$2.88	1,249,273
01/01/2012 to 12/31/2012	$2.88	$2.30	957,612
01/01/2013 to 12/31/2013	$2.30	$1.60	348,933
01/01/2014 to 12/31/2014	$1.60	$1.27	241,202
01/01/2015 to 12/31/2015	$1.27	$1.08	286,125
ProFund VP Short Small-Cap
01/01/2006 to 12/31/2006	$9.11	$7.90	560,897
01/01/2007 to 12/31/2007	$7.90	$8.12	1,000,449
01/01/2008 to 12/31/2008	$8.12	$9.92	233,809
01/01/2009 to 12/31/2009	$9.92	$6.59	463,501
01/01/2010 to 12/31/2010	$6.59	$4.61	355,244
01/01/2011 to 12/31/2011	$4.61	$4.12	702,306
01/01/2012 to 12/31/2012	$4.12	$3.28	351,352
01/01/2013 to 12/31/2013	$3.28	$2.22	176,749
01/01/2014 to 12/31/2014	$2.22	$1.98	197,127
01/01/2015 to 12/31/2015	$1.98	$1.93	165,249

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Small-Cap Growth
01/01/2006 to 12/31/2006	$12.67	$13.54	1,643,633
01/01/2007 to 12/31/2007	$13.54	$13.85	676,467
01/01/2008 to 12/31/2008	$13.85	$8.99	990,289
01/01/2009 to 12/31/2009	$8.99	$11.15	1,476,283
01/01/2010 to 12/31/2010	$11.15	$13.79	1,733,790
01/01/2011 to 12/31/2011	$13.79	$13.73	1,437,215
01/01/2012 to 12/31/2012	$13.73	$15.19	495,243
01/01/2013 to 12/31/2013	$15.19	$20.98	722,604
01/01/2014 to 12/31/2014	$20.98	$21.09	341,491
01/01/2015 to 12/31/2015	$21.09	$20.98	310,904
ProFund VP Small-Cap Value
01/01/2006 to 12/31/2006	$11.35	$13.11	2,446,357
01/01/2007 to 12/31/2007	$13.11	$11.96	714,107
01/01/2008 to 12/31/2008	$11.96	$8.15	838,930
01/01/2009 to 12/31/2009	$8.15	$9.65	610,084
01/01/2010 to 12/31/2010	$9.65	$11.59	743,101
01/01/2011 to 12/31/2011	$11.59	$10.94	752,713
01/01/2012 to 12/31/2012	$10.94	$12.49	481,299
01/01/2013 to 12/31/2013	$12.49	$16.91	412,071
01/01/2014 to 12/31/2014	$16.91	$17.60	237,908
01/01/2015 to 12/31/2015	$17.60	$15.88	251,343
ProFund VP Technology
01/01/2006 to 12/31/2006	$8.45	$8.98	673,628
01/01/2007 to 12/31/2007	$8.98	$10.10	1,668,456
01/01/2008 to 12/31/2008	$10.10	$5.53	322,313
01/01/2009 to 12/31/2009	$5.53	$8.78	1,361,950
01/01/2010 to 12/31/2010	$8.78	$9.56	652,534
01/01/2011 to 12/31/2011	$9.56	$9.27	719,037
01/01/2012 to 12/31/2012	$9.27	$10.06	287,188
01/01/2013 to 12/31/2013	$10.06	$12.38	175,316
01/01/2014 to 12/31/2014	$12.38	$14.39	179,412
01/01/2015 to 12/31/2015	$14.39	$14.49	124,421
ProFund VP Telecommunications
01/01/2006 to 12/31/2006	$7.52	$9.93	1,277,316
01/01/2007 to 12/31/2007	$9.93	$10.59	1,098,402
01/01/2008 to 12/31/2008	$10.59	$6.83	840,295
01/01/2009 to 12/31/2009	$6.83	$7.21	472,593
01/01/2010 to 12/31/2010	$7.21	$8.20	847,216
01/01/2011 to 12/31/2011	$8.20	$8.22	476,200
01/01/2012 to 12/31/2012	$8.22	$9.42	486,914
01/01/2013 to 12/31/2013	$9.42	$10.38	375,062
01/01/2014 to 12/31/2014	$10.38	$10.26	329,989
01/01/2015 to 12/31/2015	$10.26	$10.25	246,225
ProFund VP U.S. Government Plus
01/01/2006 to 12/31/2006	$12.64	$11.86	821,668
01/01/2007 to 12/31/2007	$11.86	$12.85	2,443,725
01/01/2008 to 12/31/2008	$12.85	$18.92	2,696,273
01/01/2009 to 12/31/2009	$18.92	$12.54	1,333,606
01/01/2010 to 12/31/2010	$12.54	$13.58	1,042,250
01/01/2011 to 12/31/2011	$13.58	$19.17	1,145,039
01/01/2012 to 12/31/2012	$19.17	$19.03	721,134
01/01/2013 to 12/31/2013	$19.03	$15.14	419,798
01/01/2014 to 12/31/2014	$15.14	$20.31	243,348
01/01/2015 to 12/31/2015	$20.31	$18.85	307,076

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP UltraBull
01/01/2006 to 12/31/2006	$11.87	$14.36	1,596,920
01/01/2007 to 12/31/2007	$14.36	$14.24	1,964,725
01/01/2008 to 12/31/2008	$14.24	$4.57	8,061,341
01/01/2009 to 12/31/2009	$4.57	$6.50	1,590,074
01/01/2010 to 12/31/2010	$6.50	$7.81	914,644
01/01/2011 to 12/31/2011	$7.81	$7.31	689,374
01/01/2012 to 12/31/2012	$7.31	$9.26	451,227
01/01/2013 to 12/31/2013	$9.26	$15.31	302,573
01/01/2014 to 12/31/2014	$15.31	$18.56	265,404
01/01/2015 to 12/31/2015	$18.56	$17.73	202,056
ProFund VP UltraMid-Cap
01/01/2006 to 12/31/2006	$13.91	$15.14	1,588,771
01/01/2007 to 12/31/2007	$15.14	$15.77	1,072,846
01/01/2008 to 12/31/2008	$15.77	$5.04	2,684,256
01/01/2009 to 12/31/2009	$5.04	$8.23	1,356,598
01/01/2010 to 12/31/2010	$8.23	$12.11	1,530,577
01/01/2011 to 12/31/2011	$12.11	$10.28	591,778
01/01/2012 to 12/31/2012	$10.28	$13.40	516,451
01/01/2013 to 12/31/2013	$13.40	$22.48	317,543
01/01/2014 to 12/31/2014	$22.48	$25.51	386,697
01/01/2015 to 12/31/2015	$25.51	$22.79	377,840
ProFund VP UltraNASDAQ-100
01/01/2006 to 12/31/2006	$7.47	$7.70	2,319,572
01/01/2007 to 12/31/2007	$7.70	$9.73	4,024,405
01/01/2008 to 12/31/2008	$9.73	$2.61	3,358,757
01/01/2009 to 12/31/2009	$2.61	$5.63	1,661,197
01/01/2010 to 12/31/2010	$5.63	$7.48	1,359,439
01/01/2011 to 12/31/2011	$7.48	$7.27	1,795,997
01/01/2012 to 12/31/2012	$7.27	$9.57	563,727
01/01/2013 to 12/31/2013	$9.57	$16.84	561,715
01/01/2014 to 12/31/2014	$16.84	$22.50	414,291
01/01/2015 to 12/31/2015	$22.50	$25.14	345,567
ProFund VP UltraSmall-Cap
01/01/2006 to 12/31/2006	$15.23	$18.87	1,580,595
01/01/2007 to 12/31/2007	$18.87	$16.11	527,856
01/01/2008 to 12/31/2008	$16.11	$5.36	2,519,397
01/01/2009 to 12/31/2009	$5.36	$7.39	747,146
01/01/2010 to 12/31/2010	$7.39	$10.79	930,703
01/01/2011 to 12/31/2011	$10.79	$8.61	508,081
01/01/2012 to 12/31/2012	$8.61	$10.97	395,941
01/01/2013 to 12/31/2013	$10.97	$20.13	296,920
01/01/2014 to 12/31/2014	$20.13	$20.87	228,008
01/01/2015 to 12/31/2015	$20.87	$17.86	162,041
ProFund VP Utilities
01/01/2006 to 12/31/2006	$12.37	$14.51	2,195,309
01/01/2007 to 12/31/2007	$14.51	$16.52	3,808,582
01/01/2008 to 12/31/2008	$16.52	$11.26	1,279,942
01/01/2009 to 12/31/2009	$11.26	$12.27	940,314
01/01/2010 to 12/31/2010	$12.27	$12.78	893,746
01/01/2011 to 12/31/2011	$12.78	$14.77	1,349,692
01/01/2012 to 12/31/2012	$14.77	$14.55	788,140
01/01/2013 to 12/31/2013	$14.55	$16.21	725,550
01/01/2014 to 12/31/2014	$16.21	$20.07	821,630
01/01/2015 to 12/31/2015	$20.07	$18.48	503,397

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Prudential SP International Growth Portfolio
01/01/2006 to 12/31/2006	$12.05	$14.35	742,865
01/01/2007 to 12/31/2007	$14.35	$16.87	828,104
01/01/2008 to 12/31/2008	$16.87	$8.25	357,600
01/01/2009 to 12/31/2009	$8.25	$11.12	408,047
01/01/2010 to 12/31/2010	$11.12	$12.47	346,910
01/01/2011 to 12/31/2011	$12.47	$10.44	327,254
01/01/2012 to 12/31/2012	$10.44	$12.56	230,539
01/01/2013 to 12/31/2013	$12.56	$14.69	101,416
01/01/2014 to 12/31/2014	$14.69	$13.62	73,228
01/01/2015 to 12/31/2015	$13.62	$13.84	63,745
S&P Target 24 Portfolio
01/01/2006 to 12/31/2006	$11.01	$11.14	290,152
01/01/2007 to 12/31/2007	$11.14	$11.42	274,858
01/01/2008 to 12/31/2008	$11.42	$8.09	259,188
01/01/2009 to 12/31/2009	$8.09	$9.05	240,776
01/01/2010 to 12/31/2010	$9.05	$10.62	226,552
01/01/2011 to 12/31/2011	$10.62	$11.34	243,395
01/01/2012 to 12/31/2012	$11.34	$12.21	149,031
01/01/2013 to 12/31/2013	$12.21	$17.07	202,561
01/01/2014 to 04/25/2014	$17.07	$16.84	0
Target Managed VIP Portfolio
01/01/2006 to 12/31/2006	$11.94	$13.10	2,772,210
01/01/2007 to 12/31/2007	$13.10	$14.10	2,203,754
01/01/2008 to 12/31/2008	$14.10	$7.65	1,345,285
01/01/2009 to 12/31/2009	$7.65	$8.51	861,853
01/01/2010 to 12/31/2010	$8.51	$9.96	654,754
01/01/2011 to 12/31/2011	$9.96	$9.64	581,345
01/01/2012 to 12/31/2012	$9.64	$10.71	565,987
01/01/2013 to 12/31/2013	$10.71	$14.30	532,138
01/01/2014 to 04/25/2014	$14.30	$14.21	0
The DOW DART 10 Portfolio
01/01/2006 to 12/31/2006	$9.98	$12.32	481,064
01/01/2007 to 12/31/2007	$12.32	$12.20	235,030
01/01/2008 to 12/31/2008	$12.20	$8.58	249,670
01/01/2009 to 12/31/2009	$8.58	$9.61	136,907
01/01/2010 to 12/31/2010	$9.61	$11.04	221,649
01/01/2011 to 12/31/2011	$11.04	$11.69	189,624
01/01/2012 to 12/31/2012	$11.69	$12.73	184,517
01/01/2013 to 12/31/2013	$12.73	$16.39	166,823
01/01/2014 to 04/25/2014	$16.39	$16.13	0
The DOW Target Dividend Portfolio
01/01/2006 to 12/31/2006	$9.76	$11.34	2,310,768
01/01/2007 to 12/31/2007	$11.34	$11.28	2,000,024
01/01/2008 to 12/31/2008	$11.28	$6.59	1,374,063
01/01/2009 to 12/31/2009	$6.59	$7.40	996,116
01/01/2010 to 12/31/2010	$7.40	$8.48	902,956
01/01/2011 to 12/31/2011	$8.48	$8.84	1,077,472
01/01/2012 to 12/31/2012	$8.84	$9.18	630,897
01/01/2013 to 12/31/2013	$9.18	$11.57	561,037
01/01/2014 to 04/25/2014	$11.57	$11.97	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Value Line Target 25 Portfolio
01/01/2006 to 12/31/2006	$14.82	$15.00	1,119,827
01/01/2007 to 12/31/2007	$15.00	$17.43	1,173,103
01/01/2008 to 12/31/2008	$17.43	$7.74	1,027,401
01/01/2009 to 12/31/2009	$7.74	$8.16	663,617
01/01/2010 to 12/31/2010	$8.16	$10.47	604,695
01/01/2011 to 12/31/2011	$10.47	$7.75	467,540
01/01/2012 to 12/31/2012	$7.75	$9.25	312,129
01/01/2013 to 12/31/2013	$9.25	$11.96	253,593
01/01/2014 to 04/25/2014	$11.96	$12.77	0
Wells Fargo Advantage VT Equity Income
01/01/2006 to 12/31/2006	$11.59	$13.51	582,613
01/01/2007 to 12/31/2007	$13.51	$13.66	497,287
01/01/2008 to 12/31/2008	$13.66	$8.53	312,113
01/01/2009 to 12/31/2009	$8.53	$9.81	287,896
01/01/2010 to 07/16/2010	$9.81	$9.43	0
Wells Fargo VT International Equity Fund – Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$13.33	$16.11	637,587
01/01/2011 to 12/31/2011	$16.11	$13.82	523,908
01/01/2012 to 12/31/2012	$13.82	$15.45	401,945
01/01/2013 to 12/31/2013	$15.45	$18.23	283,907
01/01/2014 to 12/31/2014	$18.23	$16.98	217,416
01/01/2015 to 12/31/2015	$16.98	$17.08	210,347
Wells Fargo VT Intrinsic Value Fund – Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$9.43	$10.98	306,415
01/01/2011 to 12/31/2011	$10.98	$10.57	290,158
01/01/2012 to 12/31/2012	$10.57	$12.42	233,447
01/01/2013 to 12/31/2013	$12.42	$15.91	251,990
01/01/2014 to 12/31/2014	$15.91	$17.26	202,790
01/01/2015 to 12/31/2015	$17.26	$16.89	189,933
Wells Fargo VT Omega Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.54	$15.82	385,986
01/01/2011 to 12/31/2011	$15.82	$14.72	411,256
01/01/2012 to 12/31/2012	$14.72	$17.48	413,544
01/01/2013 to 12/31/2013	$17.48	$24.11	306,342
01/01/2014 to 12/31/2014	$24.11	$24.68	201,332
01/01/2015 to 12/31/2015	$24.68	$24.67	142,859
Wells Fargo VT Small Cap Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.25	617,813
01/01/2011 to 12/31/2011	$12.25	$11.52	383,450
01/01/2012 to 12/31/2012	$11.52	$12.25	264,060
01/01/2013 to 12/31/2013	$12.25	$18.14	293,944
01/01/2014 to 12/31/2014	$18.14	$17.54	192,275
01/01/2015 to 12/31/2015	$17.54	$16.80	164,785

*	Denotes the start date of these sub-accounts

APEX II

Prudential Annuities Life Assurance Corporation

Prospectus

ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps OR GRO Plus 2008 60 bps and Combo 5%/HAV 80 bps (3.05%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.13	20,597
01/01/2010 to 12/31/2010	$12.13	$13.17	65,536
01/01/2011 to 12/31/2011	$13.17	$12.43	29,622
01/01/2012 to 12/31/2012	$12.43	$13.57	36,253
01/01/2013 to 12/31/2013	$13.57	$14.46	11,985
01/01/2014 to 12/31/2014	$14.46	$14.56	21,734
01/01/2015 to 12/31/2015	$14.56	$13.66	12,885
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.33	33,933
01/01/2010 to 12/31/2010	$12.33	$13.59	52,061
01/01/2011 to 12/31/2011	$13.59	$13.19	26,435
01/01/2012 to 12/31/2012	$13.19	$14.54	36,464
01/01/2013 to 12/31/2013	$14.54	$16.43	19,293
01/01/2014 to 12/31/2014	$16.43	$16.90	28,366
01/01/2015 to 12/31/2015	$16.90	$16.51	13,993
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.38	11,520
01/01/2010 to 12/31/2010	$12.38	$13.66	10,502
01/01/2011 to 12/31/2011	$13.66	$13.72	7,324
01/01/2012 to 05/04/2012	$13.72	$14.83	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.96	104,004
01/01/2010 to 12/31/2010	$11.96	$13.02	131,786
01/01/2011 to 12/31/2011	$13.02	$12.47	52,667
01/01/2012 to 12/31/2012	$12.47	$13.60	56,424
01/01/2013 to 12/31/2013	$13.60	$15.51	26,419
01/01/2014 to 12/31/2014	$15.51	$16.02	35,868
01/01/2015 to 12/31/2015	$16.02	$15.61	19,466
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.08	0
01/01/2012 to 12/31/2012	$9.08	$9.85	0
01/01/2013 to 12/31/2013	$9.85	$10.58	3,133
01/01/2014 to 12/31/2014	$10.58	$10.76	3,650
01/01/2015 to 12/31/2015	$10.76	$10.12	1,167
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.40	1,087
01/01/2014 to 12/31/2014	$10.40	$10.44	859
01/01/2015 to 12/31/2015	$10.44	$10.15	372
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.41	10,719
01/01/2010 to 12/31/2010	$10.41	$10.49	8,917
01/01/2011 to 12/31/2011	$10.49	$10.40	3,150
01/01/2012 to 12/31/2012	$10.40	$10.55	3,391
01/01/2013 to 12/31/2013	$10.55	$10.01	590
01/01/2014 to 12/31/2014	$10.01	$9.70	546
01/01/2015 to 12/31/2015	$9.70	$9.44	376

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$10.98	109,219
01/01/2010 to 12/31/2010	$10.98	$11.46	174,087
01/01/2011 to 12/31/2011	$11.46	$11.47	92,726
01/01/2012 to 12/31/2012	$11.47	$12.15	96,820
01/01/2013 to 12/31/2013	$12.15	$11.57	35,919
01/01/2014 to 12/31/2014	$11.57	$11.69	32,447
01/01/2015 to 12/31/2015	$11.69	$11.09	10,690
AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$9.96	$9.92	0
01/01/2010 to 12/31/2010	$9.92	$10.52	0
01/01/2011 to 12/31/2011	$10.52	$10.85	0
01/01/2012 to 12/31/2012	$10.85	$10.84	0
01/01/2013 to 12/31/2013	$10.84	$10.48	0
01/01/2014 to 12/31/2014	$10.48	$10.14	0
01/01/2015 to 12/31/2015	$10.14	$9.81	0
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.94	$9.54	10,856
01/01/2010 to 12/31/2010	$9.54	$10.23	53,548
01/01/2011 to 12/31/2011	$10.23	$10.88	99,457
01/01/2012 to 12/31/2012	$10.88	$10.98	49,369
01/01/2013 to 12/31/2013	$10.98	$10.58	31,441
01/01/2014 to 12/31/2014	$10.58	$10.30	14,936
01/01/2015 to 12/31/2015	$10.30	$9.96	16,585
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.63	78,013
01/01/2011 to 12/31/2011	$10.63	$11.48	166,186
01/01/2012 to 12/31/2012	$11.48	$11.70	128,946
01/01/2013 to 12/31/2013	$11.70	$11.11	97,521
01/01/2014 to 12/31/2014	$11.11	$10.92	54,941
01/01/2015 to 12/31/2015	$10.92	$10.61	64,784
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92	$9.61	0
01/01/2010 to 12/31/2010	$9.61	$10.36	0
01/01/2011 to 12/31/2011	$10.36	$11.41	300,079
01/01/2012 to 12/31/2012	$11.41	$11.69	203,929
01/01/2013 to 12/31/2013	$11.69	$10.98	124,021
01/01/2014 to 12/31/2014	$10.98	$10.93	85,105
01/01/2015 to 12/31/2015	$10.93	$10.68	60,763
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.91	$9.51	0
01/01/2010 to 12/31/2010	$9.51	$10.27	0
01/01/2011 to 12/31/2011	$10.27	$11.55	0
01/01/2012 to 12/31/2012	$11.55	$11.85	57,097
01/01/2013 to 12/31/2013	$11.85	$10.93	75,887
01/01/2014 to 12/31/2014	$10.93	$11.05	30,895
01/01/2015 to 12/31/2015	$11.05	$10.83	25,134
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88	$9.19	0
01/01/2010 to 12/31/2010	$9.19	$9.96	67,081
01/01/2011 to 12/31/2011	$9.96	$11.46	5,989
01/01/2012 to 12/31/2012	$11.46	$11.82	3,224
01/01/2013 to 12/31/2013	$11.82	$10.71	100,166
01/01/2014 to 12/31/2014	$10.71	$11.02	58,122
01/01/2015 to 12/31/2015	$11.02	$10.85	72,462

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.87	55,827
01/01/2011 to 12/31/2011	$10.87	$12.68	479,189
01/01/2012 to 12/31/2012	$12.68	$13.12	250,845
01/01/2013 to 12/31/2013	$13.12	$11.83	78,873
01/01/2014 to 12/31/2014	$11.83	$12.35	169,047
01/01/2015 to 12/31/2015	$12.35	$12.19	135,676
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.87	148,179
01/01/2012 to 12/31/2012	$11.87	$12.18	231,919
01/01/2013 to 12/31/2013	$12.18	$10.66	25,469
01/01/2014 to 12/31/2014	$10.66	$11.40	15,562
01/01/2015 to 12/31/2015	$11.40	$11.29	63,122
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.27	77,251
01/01/2013 to 12/31/2013	$10.27	$8.94	685,322
01/01/2014 to 12/31/2014	$8.94	$9.76	475,047
01/01/2015 to 12/31/2015	$9.76	$9.72	181,993
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.64	347,529
01/01/2014 to 12/31/2014	$8.64	$9.60	177,322
01/01/2015 to 12/31/2015	$9.60	$9.57	10,739
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.16	16,526
01/01/2015 to 12/31/2015	$11.16	$11.03	330,937
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.81	181,833
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14	$10.28	0
01/01/2010 to 12/31/2010	$10.28	$11.34	916
01/01/2011 to 12/31/2011	$11.34	$10.34	252
01/01/2012 to 12/31/2012	$10.34	$11.36	289
01/01/2013 to 12/31/2013	$11.36	$14.47	201
01/01/2014 to 12/31/2014	$14.47	$15.47	783
01/01/2015 to 12/31/2015	$15.47	$14.28	374
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.23	88,371
01/01/2010 to 12/31/2010	$12.23	$13.44	112,968
01/01/2011 to 12/31/2011	$13.44	$12.71	48,818
01/01/2012 to 12/31/2012	$12.71	$14.02	64,061
01/01/2013 to 12/31/2013	$14.02	$16.67	34,911
01/01/2014 to 12/31/2014	$16.67	$17.29	31,756
01/01/2015 to 12/31/2015	$17.29	$16.86	17,277
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.52	0
01/01/2014 to 12/31/2014	$11.52	$12.69	237
01/01/2015 to 12/31/2015	$12.69	$11.86	106
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61	$14.41	3,009
01/01/2010 to 12/31/2010	$14.41	$17.98	2,762
01/01/2011 to 12/31/2011	$17.98	$18.59	1,055
01/01/2012 to 12/31/2012	$18.59	$20.78	1,973
01/01/2013 to 12/31/2013	$20.78	$20.78	973
01/01/2014 to 12/31/2014	$20.78	$26.38	1,299
01/01/2015 to 12/31/2015	$26.38	$26.81	824
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.60	0
01/01/2014 to 12/31/2014	$9.60	$9.78	0
01/01/2015 to 12/31/2015	$9.78	$9.47	2,686

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03	$11.89	9,882
01/01/2010 to 12/31/2010	$11.89	$13.06	11,383
01/01/2011 to 12/31/2011	$13.06	$12.35	6,047
01/01/2012 to 12/31/2012	$12.35	$13.61	6,502
01/01/2013 to 12/31/2013	$13.61	$15.73	1,090
01/01/2014 to 12/31/2014	$15.73	$16.12	1,812
01/01/2015 to 10/16/2015	$16.12	$15.90	0
AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.21	40,030
01/01/2010 to 12/31/2010	$12.21	$13.54	69,693
01/01/2011 to 12/31/2011	$13.54	$12.93	27,636
01/01/2012 to 12/31/2012	$12.93	$13.87	29,060
01/01/2013 to 12/31/2013	$13.87	$15.43	12,216
01/01/2014 to 12/31/2014	$15.43	$15.43	13,448
01/01/2015 to 12/31/2015	$15.43	$15.11	7,606
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.64	85,979
01/01/2013 to 12/31/2013	$10.64	$12.85	61,658
01/01/2014 to 12/31/2014	$12.85	$12.85	66,734
01/01/2015 to 10/16/2015	$12.85	$12.17	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.71	0
01/01/2014 to 12/31/2014	$10.71	$10.65	235
01/01/2015 to 10/16/2015	$10.65	$10.05	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.86	$13.84	5,212
01/01/2010 to 12/31/2010	$13.84	$16.13	5,671
01/01/2011 to 12/31/2011	$16.13	$14.85	2,697
01/01/2012 to 12/31/2012	$14.85	$18.26	2,502
01/01/2013 to 12/31/2013	$18.26	$18.47	757
01/01/2014 to 12/31/2014	$18.47	$20.40	1,542
01/01/2015 to 12/31/2015	$20.40	$19.76	470
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$10.05	$12.75	5,300
01/01/2010 to 12/31/2010	$12.75	$13.64	5,682
01/01/2011 to 12/31/2011	$13.64	$12.70	564
01/01/2012 to 12/31/2012	$12.70	$14.74	1,000
01/01/2013 to 12/31/2013	$14.74	$18.54	549
01/01/2014 to 02/07/2014	$18.54	$18.22	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$12.12	5,259
01/01/2010 to 12/31/2010	$12.12	$13.27	4,461
01/01/2011 to 12/31/2011	$13.27	$12.15	2,054
01/01/2012 to 12/31/2012	$12.15	$14.10	2,577
01/01/2013 to 12/31/2013	$14.10	$18.25	2,072
01/01/2014 to 12/31/2014	$18.25	$20.02	2,527
01/01/2015 to 12/31/2015	$20.02	$18.51	593
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.06	$13.39	10,087
01/01/2010 to 12/31/2010	$13.39	$15.56	11,918
01/01/2011 to 12/31/2011	$15.56	$14.64	5,719
01/01/2012 to 12/31/2012	$14.64	$16.97	5,361
01/01/2013 to 12/31/2013	$16.97	$21.75	3,788
01/01/2014 to 12/31/2014	$21.75	$23.52	5,202
01/01/2015 to 12/31/2015	$23.52	$21.51	3,500

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.78	8,173
01/01/2010 to 12/31/2010	$11.78	$12.74	48,976
01/01/2011 to 12/31/2011	$12.74	$12.29	29,103
01/01/2012 to 12/31/2012	$12.29	$13.13	27,510
01/01/2013 to 12/31/2013	$13.13	$13.98	3,763
01/01/2014 to 12/31/2014	$13.98	$14.10	12,688
01/01/2015 to 12/31/2015	$14.10	$13.54	15,831
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95	$12.67	11,393
01/01/2010 to 12/31/2010	$12.67	$15.58	11,365
01/01/2011 to 12/31/2011	$15.58	$15.30	2,764
01/01/2012 to 12/31/2012	$15.30	$17.16	5,135
01/01/2013 to 12/31/2013	$17.16	$23.09	1,883
01/01/2014 to 12/31/2014	$23.09	$24.00	5,106
01/01/2015 to 12/31/2015	$24.00	$21.99	2,218
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.67	3,083
01/01/2010 to 12/31/2010	$12.67	$13.81	2,749
01/01/2011 to 12/31/2011	$13.81	$13.33	1,157
01/01/2012 to 12/31/2012	$13.33	$14.65	912
01/01/2013 to 12/31/2013	$14.65	$19.12	533
01/01/2014 to 12/31/2014	$19.12	$18.83	3,009
01/01/2015 to 12/31/2015	$18.83	$17.15	1,113
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.43	5,092
01/01/2010 to 12/31/2010	$12.43	$13.68	10,081
01/01/2011 to 12/31/2011	$13.68	$13.68	2,509
01/01/2012 to 12/31/2012	$13.68	$15.11	5,003
01/01/2013 to 12/31/2013	$15.11	$15.70	4,092
01/01/2014 to 12/31/2014	$15.70	$15.61	4,193
01/01/2015 to 12/31/2015	$15.61	$14.59	158
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.18	2,490
01/01/2010 to 12/31/2010	$13.18	$14.63	11,291
01/01/2011 to 12/31/2011	$14.63	$12.35	3,255
01/01/2012 to 12/31/2012	$12.35	$14.42	4,810
01/01/2013 to 12/31/2013	$14.42	$16.64	2,931
01/01/2014 to 12/31/2014	$16.64	$15.24	3,701
01/01/2015 to 12/31/2015	$15.24	$15.24	2,164
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$13.01	2,413
01/01/2010 to 12/31/2010	$13.01	$14.02	2,501
01/01/2011 to 12/31/2011	$14.02	$11.88	1,271
01/01/2012 to 12/31/2012	$11.88	$13.44	1,073
01/01/2013 to 12/31/2013	$13.44	$15.57	345
01/01/2014 to 12/31/2014	$15.57	$14.08	415
01/01/2015 to 12/31/2015	$14.08	$13.76	251
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.17	20,236
01/01/2010 to 12/31/2010	$12.17	$13.42	32,414
01/01/2011 to 12/31/2011	$13.42	$12.94	14,505
01/01/2012 to 12/31/2012	$12.94	$14.25	12,999
01/01/2013 to 12/31/2013	$14.25	$16.07	2,443
01/01/2014 to 12/31/2014	$16.07	$16.57	3,605
01/01/2015 to 12/31/2015	$16.57	$15.89	1,743

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.50	6,659
01/01/2010 to 12/31/2010	$13.50	$14.02	15,984
01/01/2011 to 12/31/2011	$14.02	$12.35	3,646
01/01/2012 to 12/31/2012	$12.35	$14.60	4,897
01/01/2013 to 12/31/2013	$14.60	$16.33	2,837
01/01/2014 to 12/31/2014	$16.33	$14.82	3,439
01/01/2015 to 12/31/2015	$14.82	$13.97	1,733
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.08	$11.59	20,757
01/01/2010 to 12/31/2010	$11.59	$12.06	27,863
01/01/2011 to 12/31/2011	$12.06	$11.72	14,468
01/01/2012 to 12/31/2012	$11.72	$12.58	14,931
01/01/2013 to 12/31/2013	$12.58	$13.54	3,132
01/01/2014 to 12/31/2014	$13.54	$13.84	3,997
01/01/2015 to 12/31/2015	$13.84	$13.39	2,268
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.27	0
01/01/2010 to 12/31/2010	$10.27	$11.09	692
01/01/2011 to 12/31/2011	$11.09	$10.82	502
01/01/2012 to 12/31/2012	$10.82	$12.08	5,202
01/01/2013 to 12/31/2013	$12.08	$15.99	3,955
01/01/2014 to 12/31/2014	$15.99	$16.97	1,311
01/01/2015 to 12/31/2015	$16.97	$18.21	137
AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.65	573
01/01/2010 to 12/31/2010	$12.65	$13.88	14,237
01/01/2011 to 12/31/2011	$13.88	$12.89	2,571
01/01/2012 to 12/31/2012	$12.89	$14.61	3,452
01/01/2013 to 12/31/2013	$14.61	$19.81	2,533
01/01/2014 to 12/31/2014	$19.81	$21.84	2,755
01/01/2015 to 12/31/2015	$21.84	$19.52	1,714
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.63	10,541
01/01/2010 to 12/31/2010	$12.63	$14.66	10,205
01/01/2011 to 12/31/2011	$14.66	$14.09	6,178
01/01/2012 to 12/31/2012	$14.09	$15.33	5,047
01/01/2013 to 12/31/2013	$15.33	$20.31	4,771
01/01/2014 to 12/31/2014	$20.31	$21.77	5,355
01/01/2015 to 12/31/2015	$21.77	$23.23	1,841
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.00	1,494
01/01/2010 to 12/31/2010	$12.00	$13.20	5,460
01/01/2011 to 12/31/2011	$13.20	$14.10	3,371
01/01/2012 to 12/31/2012	$14.10	$14.48	3,340
01/01/2013 to 12/31/2013	$14.48	$13.76	550
01/01/2014 to 12/31/2014	$13.76	$14.19	2,615
01/01/2015 to 12/31/2015	$14.19	$13.67	1,997
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07	$13.28	9,929
01/01/2010 to 12/31/2010	$13.28	$14.42	7,763
01/01/2011 to 12/31/2011	$14.42	$13.54	3,117
01/01/2012 to 12/31/2012	$13.54	$16.16	6,301
01/01/2013 to 12/31/2013	$16.16	$20.00	2,669
01/01/2014 to 12/31/2014	$20.00	$20.09	6,478
01/01/2015 to 12/31/2015	$20.09	$19.19	1,884

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.07	12,013
01/01/2010 to 12/31/2010	$12.07	$13.20	19,094
01/01/2011 to 12/31/2011	$13.20	$12.72	5,650
01/01/2012 to 12/31/2012	$12.72	$14.44	12,520
01/01/2013 to 12/31/2013	$14.44	$19.14	7,446
01/01/2014 to 12/31/2014	$19.14	$20.17	7,479
01/01/2015 to 12/31/2015	$20.17	$20.97	3,288
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.14	0
01/01/2013 to 12/31/2013	$10.14	$13.23	0
01/01/2014 to 12/31/2014	$13.23	$14.13	0
01/01/2015 to 12/31/2015	$14.13	$13.60	0
AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.14	12,399
01/01/2010 to 12/31/2010	$13.14	$15.75	8,558
01/01/2011 to 12/31/2011	$15.75	$14.74	4,926
01/01/2012 to 12/31/2012	$14.74	$16.92	5,226
01/01/2013 to 12/31/2013	$16.92	$21.73	2,453
01/01/2014 to 12/31/2014	$21.73	$24.22	4,675
01/01/2015 to 12/31/2015	$24.22	$21.93	1,847
AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.00	$9.80	61,155
01/01/2010 to 12/31/2010	$9.80	$9.50	66,807
01/01/2011 to 12/31/2011	$9.50	$9.22	22,753
01/01/2012 to 12/31/2012	$9.22	$8.94	21,654
01/01/2013 to 12/31/2013	$8.94	$8.66	38,219
01/01/2014 to 12/31/2014	$8.66	$8.40	34,608
01/01/2015 to 12/31/2015	$8.40	$8.14	10,538
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.05	0
01/01/2012 to 12/31/2012	$10.05	$10.21	454
01/01/2013 to 12/31/2013	$10.21	$9.62	0
01/01/2014 to 12/31/2014	$9.62	$9.81	1,453
01/01/2015 to 10/16/2015	$9.81	$9.67	0
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.28	2,880
01/01/2010 to 12/31/2010	$12.28	$15.32	12,697
01/01/2011 to 12/31/2011	$15.32	$15.10	3,661
01/01/2012 to 12/31/2012	$15.10	$16.46	10,250
01/01/2013 to 12/31/2013	$16.46	$21.16	6,640
01/01/2014 to 12/31/2014	$21.16	$22.14	4,576
01/01/2015 to 10/16/2015	$22.14	$22.45	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.93	$11.99	1,364
01/01/2010 to 12/31/2010	$11.99	$13.98	13,027
01/01/2011 to 04/29/2011	$13.98	$15.60	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.62	1,324
01/01/2010 to 12/31/2010	$13.62	$16.31	2,199
01/01/2011 to 12/31/2011	$16.31	$15.42	751
01/01/2012 to 12/31/2012	$15.42	$17.51	4,345
01/01/2013 to 12/31/2013	$17.51	$24.10	3,593
01/01/2014 to 12/31/2014	$24.10	$26.70	2,440
01/01/2015 to 12/31/2015	$26.70	$24.42	683

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.22	17,403
01/01/2013 to 12/31/2013	$10.22	$11.79	12,005
01/01/2014 to 12/31/2014	$11.79	$12.01	6,593
01/01/2015 to 12/31/2015	$12.01	$11.50	2,031
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05	$14.70	544
01/01/2010 to 12/31/2010	$14.70	$17.42	8,655
01/01/2011 to 12/31/2011	$17.42	$13.47	3,004
01/01/2012 to 12/31/2012	$13.47	$15.40	3,488
01/01/2013 to 12/31/2013	$15.40	$14.96	966
01/01/2014 to 12/31/2014	$14.96	$13.82	1,352
01/01/2015 to 12/31/2015	$13.82	$11.16	448
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.53	117,847
01/01/2010 to 12/31/2010	$11.53	$12.36	141,279
01/01/2011 to 12/31/2011	$12.36	$12.10	76,596
01/01/2012 to 12/31/2012	$12.10	$12.95	76,027
01/01/2013 to 12/31/2013	$12.95	$13.71	18,950
01/01/2014 to 12/31/2014	$13.71	$14.06	22,497
01/01/2015 to 12/31/2015	$14.06	$13.65	38,106
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.05	193
01/01/2012 to 12/31/2012	$10.05	$10.43	85
01/01/2013 to 12/31/2013	$10.43	$9.88	0
01/01/2014 to 12/31/2014	$9.88	$10.16	6,980
01/01/2015 to 12/31/2015	$10.16	$9.82	2,068
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.07	33,032
01/01/2010 to 12/31/2010	$12.07	$13.93	76,341
01/01/2011 to 12/31/2011	$13.93	$12.67	31,690
01/01/2012 to 12/31/2012	$12.67	$13.87	41,291
01/01/2013 to 12/31/2013	$13.87	$15.74	17,345
01/01/2014 to 12/31/2014	$15.74	$16.66	25,798
01/01/2015 to 12/31/2015	$16.66	$16.05	34,968
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.72	56
01/01/2010 to 12/31/2010	$12.72	$14.19	312
01/01/2011 to 12/31/2011	$14.19	$14.23	118
01/01/2012 to 12/31/2012	$14.23	$16.39	83
01/01/2013 to 12/31/2013	$16.39	$21.05	34
01/01/2014 to 12/31/2014	$21.05	$23.92	165
01/01/2015 to 12/31/2015	$23.92	$23.90	79
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.81	0
01/01/2012 to 12/31/2012	$8.81	$9.67	0
01/01/2013 to 12/31/2013	$9.67	$11.47	0
01/01/2014 to 12/31/2014	$11.47	$11.85	0
01/01/2015 to 12/31/2015	$11.85	$11.50	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.04	$11.86	24,557
01/01/2010 to 12/31/2010	$11.86	$12.87	39,827
01/01/2011 to 12/31/2011	$12.87	$12.25	16,831
01/01/2012 to 12/31/2012	$12.25	$13.09	20,040
01/01/2013 to 12/31/2013	$13.09	$14.27	5,148
01/01/2014 to 12/31/2014	$14.27	$14.55	10,773
01/01/2015 to 12/31/2015	$14.55	$14.08	6,595

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$10.05	$12.26	8,395
01/01/2010 to 12/31/2010	$12.26	$13.59	20,779
01/01/2011 to 12/31/2011	$13.59	$12.86	9,445
01/01/2012 to 12/31/2012	$12.86	$14.45	11,058
01/01/2013 to 12/31/2013	$14.45	$16.54	4,145
01/01/2014 to 12/31/2014	$16.54	$16.91	8,569
01/01/2015 to 12/31/2015	$16.91	$16.30	8,770
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.30	20,952
01/01/2010 to 12/31/2010	$12.30	$13.34	37,585
01/01/2011 to 12/31/2011	$13.34	$12.49	18,344
01/01/2012 to 12/31/2012	$12.49	$13.46	17,149
01/01/2013 to 12/31/2013	$13.46	$14.93	6,711
01/01/2014 to 12/31/2014	$14.93	$14.91	8,691
01/01/2015 to 10/16/2015	$14.91	$14.34	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.90	3,606
01/01/2010 to 12/31/2010	$12.90	$16.57	4,862
01/01/2011 to 12/31/2011	$16.57	$13.96	5,255
01/01/2012 to 12/31/2012	$13.96	$16.25	5,823
01/01/2013 to 12/31/2013	$16.25	$22.19	4,781
01/01/2014 to 12/31/2014	$22.19	$22.57	6,128
01/01/2015 to 12/31/2015	$22.57	$22.18	3,068
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$13.05	1,009
01/01/2010 to 12/31/2010	$13.05	$17.25	4,684
01/01/2011 to 12/31/2011	$17.25	$16.57	1,545
01/01/2012 to 12/31/2012	$16.57	$18.01	4,955
01/01/2013 to 12/31/2013	$18.01	$23.61	3,505
01/01/2014 to 12/31/2014	$23.61	$23.76	1,821
01/01/2015 to 12/31/2015	$23.76	$23.22	565
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.85	758
01/01/2010 to 12/31/2010	$12.85	$15.70	9,508
01/01/2011 to 12/31/2011	$15.70	$14.31	2,394
01/01/2012 to 12/31/2012	$14.31	$16.40	3,290
01/01/2013 to 12/31/2013	$16.40	$21.84	2,171
01/01/2014 to 12/31/2014	$21.84	$22.29	2,870
01/01/2015 to 12/31/2015	$22.29	$20.68	1,386
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.06	43,885
01/01/2010 to 12/31/2010	$12.06	$13.05	45,724
01/01/2011 to 12/31/2011	$13.05	$12.90	20,735
01/01/2012 to 12/31/2012	$12.90	$14.19	29,389
01/01/2013 to 12/31/2013	$14.19	$16.08	15,266
01/01/2014 to 12/31/2014	$16.08	$16.50	25,157
01/01/2015 to 12/31/2015	$16.50	$16.01	14,684
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.82	240
01/01/2010 to 12/31/2010	$12.82	$14.07	187
01/01/2011 to 12/31/2011	$14.07	$13.42	1,337
01/01/2012 to 12/31/2012	$13.42	$15.25	120
01/01/2013 to 12/31/2013	$15.25	$19.18	429
01/01/2014 to 12/31/2014	$19.18	$19.98	1,130
01/01/2015 to 10/16/2015	$19.98	$18.32	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.07	5,649
01/01/2010 to 12/31/2010	$13.07	$14.68	16,473
01/01/2011 to 12/31/2011	$14.68	$13.99	4,943
01/01/2012 to 12/31/2012	$13.99	$15.95	7,580
01/01/2013 to 12/31/2013	$15.95	$22.27	3,641
01/01/2014 to 12/31/2014	$22.27	$23.39	8,038
01/01/2015 to 12/31/2015	$23.39	$24.85	3,791
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30	$13.66	22,188
01/01/2010 to 12/31/2010	$13.66	$15.96	33,585
01/01/2011 to 12/31/2011	$15.96	$13.16	12,364
01/01/2012 to 12/31/2012	$13.16	$13.22	17,404
01/01/2013 to 12/31/2013	$13.22	$14.79	7,649
01/01/2014 to 12/31/2014	$14.79	$13.14	8,829
01/01/2015 to 12/31/2015	$13.14	$10.29	4,076
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.03	7,216
01/01/2010 to 12/31/2010	$11.03	$11.31	13,161
01/01/2011 to 12/31/2011	$11.31	$11.42	8,552
01/01/2012 to 12/31/2012	$11.42	$11.65	8,562
01/01/2013 to 12/31/2013	$11.65	$10.87	953
01/01/2014 to 12/31/2014	$10.87	$10.59	1,094
01/01/2015 to 12/31/2015	$10.59	$9.80	886
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.68	35,658
01/01/2010 to 12/31/2010	$12.68	$14.09	29,905
01/01/2011 to 12/31/2011	$14.09	$13.19	9,998
01/01/2012 to 12/31/2012	$13.19	$14.19	18,422
01/01/2013 to 12/31/2013	$14.19	$16.58	11,668
01/01/2014 to 12/31/2014	$16.58	$16.96	12,844
01/01/2015 to 12/31/2015	$16.96	$16.34	17,657
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.68	608
01/01/2010 to 12/31/2010	$10.68	$11.17	8,009
01/01/2011 to 12/31/2011	$11.17	$11.48	2,004
01/01/2012 to 12/31/2012	$11.48	$12.00	4,104
01/01/2013 to 12/31/2013	$12.00	$11.46	1,345
01/01/2014 to 12/31/2014	$11.46	$11.91	3,980
01/01/2015 to 12/31/2015	$11.91	$11.69	2,333
Evergreen VA Growth Fund
05/01/2009 to 12/31/2009	$10.04	$12.55	0
01/01/2010 to 07/16/2010	$12.55	$12.19	0
Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$10.05	$12.65	96
01/01/2010 to 07/16/2010	$12.65	$11.93	0
Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$9.89	$12.76	471
01/01/2010 to 07/16/2010	$12.76	$11.82	0
First Trust Target Focus Four Portfolio
05/01/2009 to 12/31/2009	$10.10	$13.19	0
01/01/2010 to 12/31/2010	$13.19	$15.21	400
01/01/2011 to 12/31/2011	$15.21	$13.14	113
01/01/2012 to 12/31/2012	$13.14	$14.50	127
01/01/2013 to 12/31/2013	$14.50	$18.43	0
01/01/2014 to 04/25/2014	$18.43	$18.91	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$10.07	$12.74	43,424
01/01/2010 to 12/31/2010	$12.74	$13.62	109,519
01/01/2011 to 12/31/2011	$13.62	$12.98	50,893
01/01/2012 to 09/21/2012	$12.98	$14.39	0
Global Dividend Target 15 Portfolio
05/01/2009 to 12/31/2009	$10.06	$14.39	685
01/01/2010 to 12/31/2010	$14.39	$15.31	1,333
01/01/2011 to 12/31/2011	$15.31	$13.73	657
01/01/2012 to 12/31/2012	$13.73	$16.69	812
01/01/2013 to 12/31/2013	$16.69	$18.50	52
01/01/2014 to 04/25/2014	$18.50	$18.03	0
Invesco V.I. Capital Development Fund – Series I
04/29/2011* to 12/31/2011	$10.03	$8.09	380
01/01/2012 to 04/27/2012	$8.09	$9.13	0
Invesco V.I. Diversified Dividend Fund – Series I
04/29/2011* to 12/31/2011	$9.99	$9.03	981
01/01/2012 to 12/31/2012	$9.03	$10.40	1,301
01/01/2013 to 12/31/2013	$10.40	$13.21	478
01/01/2014 to 12/31/2014	$13.21	$14.45	1,153
01/01/2015 to 12/31/2015	$14.45	$14.30	515
Invesco V.I. Dynamics Fund – Series I
05/01/2009 to 12/31/2009	$10.04	$13.06	637
01/01/2010 to 12/31/2010	$13.06	$15.68	576
01/01/2011 to 04/29/2011	$15.68	$17.38	0
Invesco V.I. Financial Services Fund – Series I
05/01/2009 to 12/31/2009	$10.00	$13.90	2,477
01/01/2010 to 12/31/2010	$13.90	$14.86	1,798
01/01/2011 to 04/29/2011	$14.86	$15.61	0
Invesco V.I. Global Health Care Fund – Series I
05/01/2009 to 12/31/2009	$9.95	$12.67	410
01/01/2010 to 12/31/2010	$12.67	$12.93	1,135
01/01/2011 to 12/31/2011	$12.93	$13.03	509
01/01/2012 to 12/31/2012	$13.03	$15.28	646
01/01/2013 to 12/31/2013	$15.28	$20.81	58
01/01/2014 to 12/31/2014	$20.81	$24.15	145
01/01/2015 to 12/31/2015	$24.15	$24.15	74
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.67	486
01/01/2013 to 12/31/2013	$9.67	$12.85	147
01/01/2014 to 12/31/2014	$12.85	$13.46	396
01/01/2015 to 12/31/2015	$13.46	$13.20	206
NVIT Developing Markets Fund
05/01/2009 to 12/31/2009	$10.12	$14.41	3,106
01/01/2010 to 12/31/2010	$14.41	$16.23	2,867
01/01/2011 to 12/31/2011	$16.23	$12.21	701
01/01/2012 to 12/31/2012	$12.21	$13.82	674
01/01/2013 to 12/31/2013	$13.82	$13.40	15
01/01/2014 to 12/31/2014	$13.40	$12.24	400
01/01/2015 to 12/31/2015	$12.24	$9.93	186
ProFund VP Asia 30
05/01/2009 to 12/31/2009	$10.20	$13.92	0
01/01/2010 to 12/31/2010	$13.92	$15.37	0
01/01/2011 to 12/31/2011	$15.37	$10.88	0
01/01/2012 to 12/31/2012	$10.88	$12.18	0
01/01/2013 to 12/31/2013	$12.18	$13.58	0
01/01/2014 to 12/31/2014	$13.58	$12.96	0
01/01/2015 to 12/31/2015	$12.96	$11.38	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Banks
05/01/2009 to 12/31/2009	$9.77	$12.43	0
01/01/2010 to 12/31/2010	$12.43	$13.05	0
01/01/2011 to 12/31/2011	$13.05	$9.27	0
01/01/2012 to 12/31/2012	$9.27	$11.99	0
01/01/2013 to 12/31/2013	$11.99	$15.51	0
01/01/2014 to 12/31/2014	$15.51	$16.60	0
01/01/2015 to 12/31/2015	$16.60	$16.02	0
ProFund VP Basic Materials
05/01/2009 to 12/31/2009	$10.15	$14.20	347
01/01/2010 to 12/31/2010	$14.20	$17.86	463
01/01/2011 to 12/31/2011	$17.86	$14.52	0
01/01/2012 to 12/31/2012	$14.52	$15.27	0
01/01/2013 to 12/31/2013	$15.27	$17.53	0
01/01/2014 to 12/31/2014	$17.53	$17.28	0
01/01/2015 to 12/31/2015	$17.28	$14.42	0
ProFund VP Bear
05/01/2009 to 12/31/2009	$9.94	$7.28	1,686
01/01/2010 to 12/31/2010	$7.28	$5.80	7,621
01/01/2011 to 12/31/2011	$5.80	$5.13	1,565
01/01/2012 to 12/31/2012	$5.13	$4.14	1,206
01/01/2013 to 12/31/2013	$4.14	$2.95	0
01/01/2014 to 12/31/2014	$2.95	$2.45	0
01/01/2015 to 12/31/2015	$2.45	$2.26	0
ProFund VP Bull
05/01/2009 to 12/31/2009	$10.05	$12.58	0
01/01/2010 to 12/31/2010	$12.58	$13.74	0
01/01/2011 to 12/31/2011	$13.74	$13.32	0
01/01/2012 to 12/31/2012	$13.32	$14.70	0
01/01/2013 to 12/31/2013	$14.70	$18.50	0
01/01/2014 to 12/31/2014	$18.50	$19.99	0
01/01/2015 to 12/31/2015	$19.99	$19.29	0
ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.49	0
01/01/2010 to 12/31/2010	$12.49	$14.21	391
01/01/2011 to 12/31/2011	$14.21	$14.73	0
01/01/2012 to 12/31/2012	$14.73	$15.83	0
01/01/2013 to 12/31/2013	$15.83	$19.72	0
01/01/2014 to 12/31/2014	$19.72	$21.07	0
01/01/2015 to 12/31/2015	$21.07	$21.28	0
ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$9.95	$12.22	0
01/01/2010 to 12/31/2010	$12.22	$14.39	399
01/01/2011 to 12/31/2011	$14.39	$14.72	0
01/01/2012 to 12/31/2012	$14.72	$17.42	0
01/01/2013 to 12/31/2013	$17.42	$23.62	0
01/01/2014 to 12/31/2014	$23.62	$25.75	0
01/01/2015 to 12/31/2015	$25.75	$26.14	0
ProFund VP Europe 30
05/01/2009 to 12/31/2009	$10.15	$13.55	0
01/01/2010 to 12/31/2010	$13.55	$13.48	0
01/01/2011 to 12/31/2011	$13.48	$11.91	0
01/01/2012 to 12/31/2012	$11.91	$13.46	0
01/01/2013 to 12/31/2013	$13.46	$15.87	0
01/01/2014 to 12/31/2014	$15.87	$14.06	0
01/01/2015 to 12/31/2015	$14.06	$12.15	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Financials
05/01/2009 to 12/31/2009	$9.83	$12.79	834
01/01/2010 to 12/31/2010	$12.79	$13.76	685
01/01/2011 to 12/31/2011	$13.76	$11.50	115
01/01/2012 to 12/31/2012	$11.50	$13.90	179
01/01/2013 to 12/31/2013	$13.90	$17.80	20
01/01/2014 to 12/31/2014	$17.80	$19.49	0
01/01/2015 to 12/31/2015	$19.49	$18.61	0
ProFund VP Health Care
05/01/2009 to 12/31/2009	$9.98	$12.70	0
01/01/2010 to 12/31/2010	$12.70	$12.66	0
01/01/2011 to 12/31/2011	$12.66	$13.52	0
01/01/2012 to 12/31/2012	$13.52	$15.39	0
01/01/2013 to 12/31/2013	$15.39	$20.85	0
01/01/2014 to 12/31/2014	$20.85	$25.01	0
01/01/2015 to 12/31/2015	$25.01	$25.46	0
ProFund VP Industrials
05/01/2009 to 12/31/2009	$10.11	$12.70	0
01/01/2010 to 12/31/2010	$12.70	$15.23	0
01/01/2011 to 12/31/2011	$15.23	$14.50	0
01/01/2012 to 12/31/2012	$14.50	$16.28	0
01/01/2013 to 12/31/2013	$16.28	$21.82	0
01/01/2014 to 12/31/2014	$21.82	$22.33	0
01/01/2015 to 12/31/2015	$22.33	$20.91	0
ProFund VP Japan
05/01/2009 to 12/31/2009	$10.22	$11.29	0
01/01/2010 to 12/31/2010	$11.29	$10.23	0
01/01/2011 to 12/31/2011	$10.23	$8.08	0
01/01/2012 to 12/31/2012	$8.08	$9.63	0
01/01/2013 to 12/31/2013	$9.63	$13.84	0
01/01/2014 to 12/31/2014	$13.84	$13.85	0
01/01/2015 to 12/31/2015	$13.85	$14.21	0
ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$10.07	$12.56	0
01/01/2010 to 12/31/2010	$12.56	$13.78	0
01/01/2011 to 12/31/2011	$13.78	$13.78	0
01/01/2012 to 12/31/2012	$13.78	$15.06	0
01/01/2013 to 12/31/2013	$15.06	$19.08	0
01/01/2014 to 12/31/2014	$19.08	$20.88	0
01/01/2015 to 12/31/2015	$20.88	$21.01	0
ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$10.03	$12.61	1,267
01/01/2010 to 12/31/2010	$12.61	$13.81	699
01/01/2011 to 12/31/2011	$13.81	$13.21	66
01/01/2012 to 12/31/2012	$13.21	$14.79	87
01/01/2013 to 12/31/2013	$14.79	$18.62	0
01/01/2014 to 12/31/2014	$18.62	$19.94	0
01/01/2015 to 12/31/2015	$19.94	$18.42	0
ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$9.99	$12.58	1,273
01/01/2010 to 12/31/2010	$12.58	$15.66	702
01/01/2011 to 12/31/2011	$15.66	$14.75	66
01/01/2012 to 12/31/2012	$14.75	$16.50	88
01/01/2013 to 12/31/2013	$16.50	$20.88	0
01/01/2014 to 12/31/2014	$20.88	$21.43	0
01/01/2015 to 12/31/2015	$21.43	$20.84	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$9.92	$12.68	0
01/01/2010 to 12/31/2010	$12.68	$14.81	0
01/01/2011 to 12/31/2011	$14.81	$13.80	0
01/01/2012 to 12/31/2012	$13.80	$15.59	0
01/01/2013 to 12/31/2013	$15.59	$19.98	0
01/01/2014 to 12/31/2014	$19.98	$21.34	0
01/01/2015 to 12/31/2015	$21.34	$18.99	0
ProFund VP NASDAQ-100
05/01/2009 to 12/31/2009	$10.01	$12.96	0
01/01/2010 to 12/31/2010	$12.96	$14.86	0
01/01/2011 to 12/31/2011	$14.86	$14.62	0
01/01/2012 to 12/31/2012	$14.62	$16.47	0
01/01/2013 to 12/31/2013	$16.47	$21.45	0
01/01/2014 to 12/31/2014	$21.45	$24.33	0
01/01/2015 to 12/31/2015	$24.33	$25.34	0
ProFund VP Oil & Gas
05/01/2009 to 12/31/2009	$10.30	$11.85	404
01/01/2010 to 12/31/2010	$11.85	$13.53	340
01/01/2011 to 12/31/2011	$13.53	$13.42	115
01/01/2012 to 12/31/2012	$13.42	$13.38	133
01/01/2013 to 12/31/2013	$13.38	$16.10	36
01/01/2014 to 12/31/2014	$16.10	$13.91	0
01/01/2015 to 12/31/2015	$13.91	$10.33	0
ProFund VP Pharmaceuticals
05/01/2009 to 12/31/2009	$10.02	$13.00	0
01/01/2010 to 12/31/2010	$13.00	$12.67	0
01/01/2011 to 12/31/2011	$12.67	$14.26	0
01/01/2012 to 12/31/2012	$14.26	$15.47	0
01/01/2013 to 12/31/2013	$15.47	$19.74	0
01/01/2014 to 12/31/2014	$19.74	$22.84	0
01/01/2015 to 12/31/2015	$22.84	$23.13	0
ProFund VP Precious Metals
05/01/2009 to 12/31/2009	$10.01	$13.59	0
01/01/2010 to 12/31/2010	$13.59	$17.51	0
01/01/2011 to 12/31/2011	$17.51	$13.72	0
01/01/2012 to 12/31/2012	$13.72	$11.36	0
01/01/2013 to 12/31/2013	$11.36	$6.84	0
01/01/2014 to 12/31/2014	$6.84	$5.05	0
01/01/2015 to 12/31/2015	$5.05	$3.28	0
ProFund VP Real Estate
05/01/2009 to 12/31/2009	$9.62	$13.94	0
01/01/2010 to 12/31/2010	$13.94	$16.85	40
01/01/2011 to 12/31/2011	$16.85	$17.11	0
01/01/2012 to 12/31/2012	$17.11	$19.44	0
01/01/2013 to 12/31/2013	$19.44	$18.86	0
01/01/2014 to 12/31/2014	$18.86	$22.86	0
01/01/2015 to 12/31/2015	$22.86	$22.23	0
ProFund VP Rising Rates Opportunity
05/01/2009 to 12/31/2009	$10.11	$10.16	2,366
01/01/2010 to 12/31/2010	$10.16	$8.27	7,909
01/01/2011 to 12/31/2011	$8.27	$5.01	1,557
01/01/2012 to 12/31/2012	$5.01	$4.52	1,288
01/01/2013 to 12/31/2013	$4.52	$5.11	22
01/01/2014 to 12/31/2014	$5.11	$3.45	0
01/01/2015 to 12/31/2015	$3.45	$3.29	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Short NASDAQ-100
05/01/2009 to 12/31/2009	$9.99	$7.05	0
01/01/2010 to 12/31/2010	$7.05	$5.39	0
01/01/2011 to 12/31/2011	$5.39	$4.68	0
01/01/2012 to 12/31/2012	$4.68	$3.68	0
01/01/2013 to 12/31/2013	$3.68	$2.52	0
01/01/2014 to 12/31/2014	$2.52	$1.97	0
01/01/2015 to 12/31/2015	$1.97	$1.66	0
ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$10.01	$12.50	0
01/01/2010 to 12/31/2010	$12.50	$15.24	28
01/01/2011 to 12/31/2011	$15.24	$14.96	0
01/01/2012 to 12/31/2012	$14.96	$16.32	0
01/01/2013 to 12/31/2013	$16.32	$22.21	0
01/01/2014 to 12/31/2014	$22.21	$22.00	0
01/01/2015 to 12/31/2015	$22.00	$21.58	0
ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$9.96	$12.32	1,307
01/01/2010 to 12/31/2010	$12.32	$14.59	721
01/01/2011 to 12/31/2011	$14.59	$13.56	68
01/01/2012 to 12/31/2012	$13.56	$15.27	90
01/01/2013 to 12/31/2013	$15.27	$20.39	0
01/01/2014 to 12/31/2014	$20.39	$20.91	0
01/01/2015 to 12/31/2015	$20.91	$18.60	0
ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$10.15	$10.95	1,469
01/01/2010 to 12/31/2010	$10.95	$12.28	966
01/01/2011 to 12/31/2011	$12.28	$12.13	120
01/01/2012 to 12/31/2012	$12.13	$13.70	174
01/01/2013 to 12/31/2013	$13.70	$14.89	14
01/01/2014 to 12/31/2014	$14.89	$14.51	0
01/01/2015 to 12/31/2015	$14.51	$14.29	0
ProFund VP U.S. Government Plus
05/01/2009 to 12/31/2009	$9.89	$8.85	1,341
01/01/2010 to 12/31/2010	$8.85	$9.44	156
01/01/2011 to 12/31/2011	$9.44	$13.14	0
01/01/2012 to 12/31/2012	$13.14	$12.86	0
01/01/2013 to 12/31/2013	$12.86	$10.09	0
01/01/2014 to 12/31/2014	$10.09	$13.34	0
01/01/2015 to 12/31/2015	$13.34	$12.20	0
ProFund VP UltraMid-Cap
05/01/2009 to 12/31/2009	$9.94	$15.92	0
01/01/2010 to 12/31/2010	$15.92	$23.11	0
01/01/2011 to 12/31/2011	$23.11	$19.35	0
01/01/2012 to 12/31/2012	$19.35	$24.85	0
01/01/2013 to 12/31/2013	$24.85	$41.10	0
01/01/2014 to 12/31/2014	$41.10	$45.96	0
01/01/2015 to 12/31/2015	$45.96	$40.48	0
ProFund VP Utilities
05/01/2009 to 12/31/2009	$10.23	$12.17	875
01/01/2010 to 12/31/2010	$12.17	$12.50	483
01/01/2011 to 12/31/2011	$12.50	$14.25	45
01/01/2012 to 12/31/2012	$14.25	$13.83	60
01/01/2013 to 12/31/2013	$13.83	$15.19	0
01/01/2014 to 12/31/2014	$15.19	$18.54	0
01/01/2015 to 12/31/2015	$18.54	$16.83	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Prudential SP International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.32	0
01/01/2010 to 12/31/2010	$13.32	$14.72	0
01/01/2011 to 12/31/2011	$14.72	$12.14	0
01/01/2012 to 12/31/2012	$12.14	$14.41	0
01/01/2013 to 12/31/2013	$14.41	$16.61	0
01/01/2014 to 12/31/2014	$16.61	$15.18	0
01/01/2015 to 12/31/2015	$15.18	$15.21	0
S&P Target 24 Portfolio
05/01/2009 to 12/31/2009	$10.00	$11.93	0
01/01/2010 to 12/31/2010	$11.93	$13.80	316
01/01/2011 to 12/31/2011	$13.80	$14.53	56
01/01/2012 to 12/31/2012	$14.53	$15.41	76
01/01/2013 to 12/31/2013	$15.41	$21.24	0
01/01/2014 to 04/25/2014	$21.24	$20.86	0
Target Managed VIP Portfolio
05/01/2009 to 12/31/2009	$10.00	$12.22	0
01/01/2010 to 12/31/2010	$12.22	$14.12	0
01/01/2011 to 12/31/2011	$14.12	$13.46	0
01/01/2012 to 12/31/2012	$13.46	$14.75	0
01/01/2013 to 12/31/2013	$14.75	$19.41	0
01/01/2014 to 04/25/2014	$19.41	$19.20	0
The DOW DART 10 Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.21	0
01/01/2010 to 12/31/2010	$13.21	$14.95	449
01/01/2011 to 12/31/2011	$14.95	$15.62	96
01/01/2012 to 12/31/2012	$15.62	$16.77	131
01/01/2013 to 12/31/2013	$16.77	$21.27	0
01/01/2014 to 04/25/2014	$21.27	$20.85	0
The DOW Target Dividend Portfolio
05/01/2009 to 12/31/2009	$10.05	$13.63	0
01/01/2010 to 12/31/2010	$13.63	$15.39	0
01/01/2011 to 12/31/2011	$15.39	$15.82	0
01/01/2012 to 12/31/2012	$15.82	$16.19	0
01/01/2013 to 12/31/2013	$16.19	$20.12	0
01/01/2014 to 04/25/2014	$20.12	$20.71	0
Wells Fargo Advantage VT Equity Income
05/01/2009 to 12/31/2009	$10.09	$12.19	329
01/01/2010 to 07/16/2010	$12.19	$11.63	0
Wells Fargo VT International Equity Fund – Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.94	$14.34	0
01/01/2011 to 12/31/2011	$14.34	$12.13	0
01/01/2012 to 12/31/2012	$12.13	$13.37	0
01/01/2013 to 12/31/2013	$13.37	$15.54	0
01/01/2014 to 12/31/2014	$15.54	$14.27	0
01/01/2015 to 12/31/2015	$14.27	$14.15	0
Wells Fargo VT Intrinsic Value Fund – Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$11.63	$13.46	282
01/01/2011 to 12/31/2011	$13.46	$12.77	122
01/01/2012 to 12/31/2012	$12.77	$14.79	154
01/01/2013 to 12/31/2013	$14.79	$18.68	45
01/01/2014 to 12/31/2014	$18.68	$19.98	122
01/01/2015 to 12/31/2015	$19.98	$19.27	56

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Wells Fargo VT Omega Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.82	$14.81	0
01/01/2011 to 12/31/2011	$14.81	$13.59	0
01/01/2012 to 12/31/2012	$13.59	$15.91	0
01/01/2013 to 12/31/2013	$15.91	$21.63	0
01/01/2014 to 12/31/2014	$21.63	$21.83	0
01/01/2015 to 12/31/2015	$21.83	$21.51	0
Wells Fargo VT Small Cap Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.17	0
01/01/2011 to 12/31/2011	$12.17	$11.28	0
01/01/2012 to 12/31/2012	$11.28	$11.83	0
01/01/2013 to 12/31/2013	$11.83	$17.26	0
01/01/2014 to 12/31/2014	$17.26	$16.46	0
01/01/2015 to 12/31/2015	$16.46	$15.53	0

*	Denotes the start date of these sub-accounts

ASXT SIX

Prudential Annuities Life Assurance Corporation

Prospectus

ACCUMULATION UNIT VALUES: With No Optional Benefits (1.65%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ACCESS VP High Yield Fund
01/01/2006 to 12/31/2006	$10.56	$11.38	1,207,864
01/01/2007 to 12/31/2007	$11.38	$11.78	898,024
01/01/2008 to 12/31/2008	$11.78	$11.04	901,901
01/01/2009 to 12/31/2009	$11.04	$12.70	686,444
01/01/2010 to 12/31/2010	$12.70	$14.53	627,620
01/01/2011 to 12/31/2011	$14.53	$14.69	1,447,058
01/01/2012 to 12/31/2012	$14.69	$16.48	880,304
01/01/2013 to 12/31/2013	$16.48	$17.84	528,834
01/01/2014 to 12/31/2014	$17.84	$17.95	298,989
01/01/2015 to 12/31/2015	$17.95	$17.68	173,339
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$11.01	21,829,919
01/01/2007 to 12/31/2007	$11.01	$11.83	30,616,578
01/01/2008 to 12/31/2008	$11.83	$7.93	35,995,508
01/01/2009 to 12/31/2009	$7.93	$9.70	107,441,591
01/01/2010 to 12/31/2010	$9.70	$10.68	133,580,486
01/01/2011 to 12/31/2011	$10.68	$10.22	102,346,558
01/01/2012 to 12/31/2012	$10.22	$11.32	108,178,074
01/01/2013 to 12/31/2013	$11.32	$12.24	100,174,797
01/01/2014 to 12/31/2014	$12.24	$12.50	87,606,755
01/01/2015 to 12/31/2015	$12.50	$11.90	68,782,936

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Advanced Strategies Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.66	5,258,474
01/01/2007 to 12/31/2007	$10.66	$11.48	8,525,849
01/01/2008 to 12/31/2008	$11.48	$7.93	16,229,117
01/01/2009 to 12/31/2009	$7.93	$9.84	54,720,347
01/01/2010 to 12/31/2010	$9.84	$11.00	68,974,007
01/01/2011 to 12/31/2011	$11.00	$10.83	55,424,347
01/01/2012 to 12/31/2012	$10.83	$12.11	63,361,367
01/01/2013 to 12/31/2013	$12.11	$13.88	63,758,948
01/01/2014 to 12/31/2014	$13.88	$14.48	59,078,042
01/01/2015 to 12/31/2015	$14.48	$14.36	52,619,003
AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$11.90	$13.68	3,984,557
01/01/2007 to 12/31/2007	$13.68	$13.44	3,435,528
01/01/2008 to 12/31/2008	$13.44	$8.62	2,803,150
01/01/2009 to 12/31/2009	$8.62	$9.99	4,930,435
01/01/2010 to 12/31/2010	$9.99	$11.18	6,178,407
01/01/2011 to 12/31/2011	$11.18	$11.39	5,937,210
01/01/2012 to 05/04/2012	$11.39	$12.38	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$10.00	$10.10	48,359
01/01/2014 to 12/31/2014	$10.10	$9.62	82,633
01/01/2015 to 12/31/2015	$9.62	$7.99	118,874
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.64	58,666
01/01/2014 to 12/31/2014	$11.64	$12.95	125,345
01/01/2015 to 12/31/2015	$12.95	$12.96	117,691
AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.90	7,315,279
01/01/2007 to 12/31/2007	$10.90	$11.70	12,873,620
01/01/2008 to 12/31/2008	$11.70	$8.20	24,018,186
01/01/2009 to 12/31/2009	$8.20	$9.95	97,458,970
01/01/2010 to 12/31/2010	$9.95	$10.99	124,066,065
01/01/2011 to 12/31/2011	$10.99	$10.67	99,522,684
01/01/2012 to 12/31/2012	$10.67	$11.81	107,656,583
01/01/2013 to 12/31/2013	$11.81	$13.66	103,827,389
01/01/2014 to 12/31/2014	$13.66	$14.31	95,621,538
01/01/2015 to 12/31/2015	$14.31	$14.14	86,642,320
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.17	2,940,794
01/01/2012 to 12/31/2012	$9.17	$10.09	4,644,573
01/01/2013 to 12/31/2013	$10.09	$11.00	5,783,459
01/01/2014 to 12/31/2014	$11.00	$11.35	5,607,802
01/01/2015 to 12/31/2015	$11.35	$10.82	4,694,270
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.50	872,802
01/01/2014 to 12/31/2014	$10.50	$10.70	1,112,165
01/01/2015 to 12/31/2015	$10.70	$10.55	1,575,826
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.54	$10.76	22,394,558
01/01/2007 to 12/31/2007	$10.76	$11.31	20,392,150
01/01/2008 to 12/31/2008	$11.31	$11.24	15,403,578
01/01/2009 to 12/31/2009	$11.24	$12.19	19,779,745
01/01/2010 to 12/31/2010	$12.19	$12.46	20,255,855
01/01/2011 to 12/31/2011	$12.46	$12.53	18,155,075
01/01/2012 to 12/31/2012	$12.53	$12.90	15,540,231
01/01/2013 to 12/31/2013	$12.90	$12.41	10,724,539
01/01/2014 to 12/31/2014	$12.41	$12.19	7,424,203
01/01/2015 to 12/31/2015	$12.19	$12.05	5,743,361

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$11.40	$11.63	21,700,661
01/01/2007 to 12/31/2007	$11.63	$12.39	21,645,194
01/01/2008 to 12/31/2008	$12.39	$11.91	20,478,277
01/01/2009 to 12/31/2009	$11.91	$13.65	59,442,486
01/01/2010 to 12/31/2010	$13.65	$14.46	75,211,006
01/01/2011 to 12/31/2011	$14.46	$14.67	60,233,010
01/01/2012 to 12/31/2012	$14.67	$15.77	65,143,645
01/01/2013 to 12/31/2013	$15.77	$15.23	54,477,871
01/01/2014 to 12/31/2014	$15.23	$15.61	44,662,030
01/01/2015 to 12/31/2015	$15.61	$15.03	35,594,616
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	58,774
01/01/2010 to 12/31/2010	$10.30	$11.52	748,340
01/01/2011 to 12/31/2011	$11.52	$10.67	655,241
01/01/2012 to 12/31/2012	$10.67	$11.88	688,787
01/01/2013 to 12/31/2013	$11.88	$15.35	921,219
01/01/2014 to 12/31/2014	$15.35	$16.65	861,669
01/01/2015 to 12/31/2015	$16.65	$15.59	723,581
AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.19	23,048,850
01/01/2007 to 12/31/2007	$11.19	$12.07	31,465,957
01/01/2008 to 12/31/2008	$12.07	$7.73	32,624,883
01/01/2009 to 12/31/2009	$7.73	$9.52	118,425,926
01/01/2010 to 12/31/2010	$9.52	$10.62	141,306,019
01/01/2011 to 12/31/2011	$10.62	$10.19	100,099,910
01/01/2012 to 12/31/2012	$10.19	$11.40	113,717,767
01/01/2013 to 12/31/2013	$11.40	$13.75	125,316,122
01/01/2014 to 12/31/2014	$13.75	$14.47	121,728,074
01/01/2015 to 12/31/2015	$14.47	$14.31	113,394,276
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.66	342,569
01/01/2014 to 12/31/2014	$11.66	$13.03	1,094,841
01/01/2015 to 12/31/2015	$13.03	$12.36	1,140,121
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$20.88	$28.08	3,925,105
01/01/2007 to 12/31/2007	$28.08	$22.11	2,254,421
01/01/2008 to 12/31/2008	$22.11	$14.12	1,741,032
01/01/2009 to 12/31/2009	$14.12	$18.32	2,154,565
01/01/2010 to 12/31/2010	$18.32	$23.19	2,674,245
01/01/2011 to 12/31/2011	$23.19	$24.31	2,210,944
01/01/2012 to 12/31/2012	$24.31	$27.58	2,291,954
01/01/2013 to 12/31/2013	$27.58	$27.98	2,083,185
01/01/2014 to 12/31/2014	$27.98	$36.02	2,044,785
01/01/2015 to 12/31/2015	$36.02	$37.14	1,780,125
AST DeAm Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.92	$15.25	1,874,276
01/01/2007 to 12/31/2007	$15.25	$12.33	1,578,237
01/01/2008 to 07/18/2008	$12.33	$11.30	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.69	1,906,618
01/01/2014 to 12/31/2014	$9.69	$10.02	2,122,274
01/01/2015 to 12/31/2015	$10.02	$9.84	3,153,484

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.00	50,892
01/01/2008 to 12/31/2008	$10.00	$7.16	2,156,002
01/01/2009 to 12/31/2009	$7.16	$8.54	18,482,649
01/01/2010 to 12/31/2010	$8.54	$9.51	20,766,873
01/01/2011 to 12/31/2011	$9.51	$9.13	15,624,739
01/01/2012 to 12/31/2012	$9.13	$10.20	18,821,366
01/01/2013 to 12/31/2013	$10.20	$11.96	23,114,459
01/01/2014 to 12/31/2014	$11.96	$12.43	21,739,589
01/01/2015 to 10/16/2015	$12.43	$12.40	0
AST FI Pyramis® Quantitative Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.58	3,781,525
01/01/2007 to 12/31/2007	$10.58	$11.30	7,801,920
01/01/2008 to 12/31/2008	$11.30	$7.28	13,486,356
01/01/2009 to 12/31/2009	$7.28	$8.87	54,387,061
01/01/2010 to 12/31/2010	$8.87	$9.97	68,927,498
01/01/2011 to 12/31/2011	$9.97	$9.66	53,951,634
01/01/2012 to 12/31/2012	$9.66	$10.51	57,684,295
01/01/2013 to 12/31/2013	$10.51	$11.86	55,226,008
01/01/2014 to 12/31/2014	$11.86	$12.03	48,707,547
01/01/2015 to 12/31/2015	$12.03	$11.95	43,313,556
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.47	1,469,632
01/01/2009 to 11/13/2009	$7.47	$8.36	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.75	58,178,008
01/01/2013 to 12/31/2013	$10.75	$13.16	59,310,001
01/01/2014 to 12/31/2014	$13.16	$13.35	54,167,034
01/01/2015 to 10/16/2015	$13.35	$12.79	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.82	5,741,090
01/01/2014 to 12/31/2014	$10.82	$10.91	8,049,243
01/01/2015 to 10/16/2015	$10.91	$10.41	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.11	100,170
01/01/2009 to 12/31/2009	$6.11	$8.12	1,148,210
01/01/2010 to 12/31/2010	$8.12	$9.60	2,343,259
01/01/2011 to 12/31/2011	$9.60	$8.97	1,365,221
01/01/2012 to 12/31/2012	$8.97	$11.18	1,941,296
01/01/2013 to 12/31/2013	$11.18	$11.48	2,026,740
01/01/2014 to 12/31/2014	$11.48	$12.86	1,953,120
01/01/2015 to 12/31/2015	$12.86	$12.64	1,635,442
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2006 to 12/31/2006	$9.80	$10.60	2,498,654
01/01/2007 to 12/31/2007	$10.60	$11.88	2,806,534
01/01/2008 to 12/31/2008	$11.88	$6.98	1,877,493
01/01/2009 to 12/31/2009	$6.98	$10.25	5,358,114
01/01/2010 to 12/31/2010	$10.25	$11.12	5,307,161
01/01/2011 to 12/31/2011	$11.12	$10.51	3,678,070
01/01/2012 to 12/31/2012	$10.51	$12.37	3,859,929
01/01/2013 to 12/31/2013	$12.37	$15.79	4,053,712
01/01/2014 to 02/07/2014	$15.79	$15.53	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.81	$13.62	23,350,650
01/01/2007 to 12/31/2007	$13.62	$14.08	19,997,748
01/01/2008 to 12/31/2008	$14.08	$8.22	14,384,005
01/01/2009 to 12/31/2009	$8.22	$9.63	15,821,358
01/01/2010 to 12/31/2010	$9.63	$10.69	15,820,580
01/01/2011 to 12/31/2011	$10.69	$9.94	12,948,030
01/01/2012 to 12/31/2012	$9.94	$11.69	10,758,682
01/01/2013 to 12/31/2013	$11.69	$15.36	8,989,436
01/01/2014 to 12/31/2014	$15.36	$17.09	7,637,977
01/01/2015 to 12/31/2015	$17.09	$16.03	9,591,291
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.16	$12.71	4,189,111
01/01/2007 to 12/31/2007	$12.71	$14.92	3,918,725
01/01/2008 to 12/31/2008	$14.92	$8.69	2,808,881
01/01/2009 to 12/31/2009	$8.69	$13.42	5,868,356
01/01/2010 to 12/31/2010	$13.42	$15.82	6,728,348
01/01/2011 to 12/31/2011	$15.82	$15.10	4,560,864
01/01/2012 to 12/31/2012	$15.10	$17.76	4,904,077
01/01/2013 to 12/31/2013	$17.76	$23.09	5,099,534
01/01/2014 to 12/31/2014	$23.09	$25.32	4,212,533
01/01/2015 to 12/31/2015	$25.32	$23.49	6,589,806
AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.17	39,143
01/01/2008 to 12/31/2008	$10.17	$7.58	3,825,075
01/01/2009 to 12/31/2009	$7.58	$9.20	36,241,046
01/01/2010 to 12/31/2010	$9.20	$10.10	50,682,089
01/01/2011 to 12/31/2011	$10.10	$9.88	43,785,652
01/01/2012 to 12/31/2012	$9.88	$10.70	45,432,815
01/01/2013 to 12/31/2013	$10.70	$11.56	40,182,442
01/01/2014 to 12/31/2014	$11.56	$11.83	35,662,590
01/01/2015 to 12/31/2015	$11.83	$11.53	30,217,247
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.68	$18.08	1,000,596
01/01/2007 to 12/31/2007	$18.08	$16.87	758,170
01/01/2008 to 12/31/2008	$16.87	$12.17	667,006
01/01/2009 to 12/31/2009	$12.17	$15.19	2,182,014
01/01/2010 to 12/31/2010	$15.19	$18.93	3,471,178
01/01/2011 to 12/31/2011	$18.93	$18.86	2,549,765
01/01/2012 to 12/31/2012	$18.86	$21.46	2,633,520
01/01/2013 to 12/31/2013	$21.46	$29.30	3,094,420
01/01/2014 to 12/31/2014	$29.30	$30.89	2,931,970
01/01/2015 to 12/31/2015	$30.89	$28.71	2,517,413
AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.47	$16.13	4,397,725
01/01/2007 to 12/31/2007	$16.13	$16.05	3,751,417
01/01/2008 to 12/31/2008	$16.05	$9.90	2,589,179
01/01/2009 to 12/31/2009	$9.90	$11.51	3,294,871
01/01/2010 to 12/31/2010	$11.51	$12.73	3,942,580
01/01/2011 to 12/31/2011	$12.73	$12.46	3,528,509
01/01/2012 to 12/31/2012	$12.46	$13.89	3,502,241
01/01/2013 to 12/31/2013	$13.89	$18.40	2,924,047
01/01/2014 to 12/31/2014	$18.40	$18.38	2,608,050
01/01/2015 to 12/31/2015	$18.38	$16.98	1,990,270

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST High Yield Portfolio
01/01/2006 to 12/31/2006	$12.62	$13.70	9,653,937
01/01/2007 to 12/31/2007	$13.70	$13.80	6,461,538
01/01/2008 to 12/31/2008	$13.80	$10.11	5,931,752
01/01/2009 to 12/31/2009	$10.11	$13.47	13,509,194
01/01/2010 to 12/31/2010	$13.47	$15.04	12,605,729
01/01/2011 to 12/31/2011	$15.04	$15.26	11,922,775
01/01/2012 to 12/31/2012	$15.26	$17.09	10,459,161
01/01/2013 to 12/31/2013	$17.09	$18.02	8,393,440
01/01/2014 to 12/31/2014	$18.02	$18.17	5,236,999
01/01/2015 to 12/31/2015	$18.17	$17.24	3,602,852
AST International Growth Portfolio
01/01/2006 to 12/31/2006	$17.54	$20.87	9,628,446
01/01/2007 to 12/31/2007	$20.87	$24.43	8,347,423
01/01/2008 to 12/31/2008	$24.43	$11.96	6,129,240
01/01/2009 to 12/31/2009	$11.96	$15.91	6,854,079
01/01/2010 to 12/31/2010	$15.91	$17.92	7,241,298
01/01/2011 to 12/31/2011	$17.92	$15.34	5,734,722
01/01/2012 to 12/31/2012	$15.34	$18.16	4,942,527
01/01/2013 to 12/31/2013	$18.16	$21.27	4,582,698
01/01/2014 to 12/31/2014	$21.27	$19.76	3,989,471
01/01/2015 to 12/31/2015	$19.76	$20.05	3,324,751
AST International Value Portfolio
01/01/2006 to 12/31/2006	$14.36	$18.00	3,305,654
01/01/2007 to 12/31/2007	$18.00	$20.85	4,044,519
01/01/2008 to 12/31/2008	$20.85	$11.48	2,393,870
01/01/2009 to 12/31/2009	$11.48	$14.74	3,492,926
01/01/2010 to 12/31/2010	$14.74	$16.10	3,649,081
01/01/2011 to 12/31/2011	$16.10	$13.85	2,916,031
01/01/2012 to 12/31/2012	$13.85	$15.89	2,668,328
01/01/2013 to 12/31/2013	$15.89	$18.67	2,705,225
01/01/2014 to 12/31/2014	$18.67	$17.13	2,548,306
01/01/2015 to 12/31/2015	$17.13	$16.99	2,467,892
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.19	157,014
01/01/2008 to 12/31/2008	$10.19	$6.94	1,952,838
01/01/2009 to 12/31/2009	$6.94	$8.65	25,271,257
01/01/2010 to 12/31/2010	$8.65	$9.68	38,344,545
01/01/2011 to 12/31/2011	$9.68	$9.47	31,542,321
01/01/2012 to 12/31/2012	$9.47	$10.58	33,772,279
01/01/2013 to 12/31/2013	$10.58	$12.10	34,620,680
01/01/2014 to 12/31/2014	$12.10	$12.66	31,218,936
01/01/2015 to 12/31/2015	$12.66	$12.32	27,733,638
AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$13.84	$16.71	4,715,269
01/01/2007 to 12/31/2007	$16.71	$17.98	4,504,935
01/01/2008 to 12/31/2008	$17.98	$10.37	2,459,224
01/01/2009 to 12/31/2009	$10.37	$13.86	5,086,873
01/01/2010 to 12/31/2010	$13.86	$14.60	5,905,133
01/01/2011 to 12/31/2011	$14.60	$13.05	4,359,903
01/01/2012 to 12/31/2012	$13.05	$15.65	4,428,816
01/01/2013 to 12/31/2013	$15.65	$17.75	4,647,244
01/01/2014 to 12/31/2014	$17.75	$16.35	4,276,895
01/01/2015 to 12/31/2015	$16.35	$15.63	3,960,328

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2006 to 12/31/2006	$11.77	$12.86	1,120,866
01/01/2007 to 12/31/2007	$12.86	$12.90	2,745,236
01/01/2008 to 12/31/2008	$12.90	$10.45	15,430,642
01/01/2009 to 12/31/2009	$10.45	$12.54	46,430,018
01/01/2010 to 12/31/2010	$12.54	$13.23	46,748,068
01/01/2011 to 12/31/2011	$13.23	$13.05	38,241,675
01/01/2012 to 12/31/2012	$13.05	$14.21	39,470,209
01/01/2013 to 12/31/2013	$14.21	$15.51	35,738,716
01/01/2014 to 12/31/2014	$15.51	$16.09	31,774,661
01/01/2015 to 12/31/2015	$16.09	$15.80	27,488,735
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	141,417
01/01/2010 to 12/31/2010	$10.29	$11.27	473,823
01/01/2011 to 12/31/2011	$11.27	$11.15	755,324
01/01/2012 to 12/31/2012	$11.15	$12.64	1,110,275
01/01/2013 to 12/31/2013	$12.64	$16.96	1,223,206
01/01/2014 to 12/31/2014	$16.96	$18.27	1,330,655
01/01/2015 to 12/31/2015	$18.27	$19.88	2,148,045
AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.69	$13.62	5,568,043
01/01/2007 to 12/31/2007	$13.62	$13.00	4,973,375
01/01/2008 to 12/31/2008	$13.00	$7.48	4,027,564
01/01/2009 to 12/31/2009	$7.48	$8.78	5,087,827
01/01/2010 to 12/31/2010	$8.78	$9.78	5,307,829
01/01/2011 to 12/31/2011	$9.78	$9.21	4,698,568
01/01/2012 to 12/31/2012	$9.21	$10.59	4,248,181
01/01/2013 to 12/31/2013	$10.59	$14.57	5,494,376
01/01/2014 to 12/31/2014	$14.57	$16.30	5,782,801
01/01/2015 to 12/31/2015	$16.30	$14.77	4,317,804
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.88	$13.59	26,497,526
01/01/2007 to 12/31/2007	$13.59	$15.36	23,963,028
01/01/2008 to 12/31/2008	$15.36	$8.51	16,673,165
01/01/2009 to 12/31/2009	$8.51	$10.86	17,250,307
01/01/2010 to 12/31/2010	$10.86	$12.79	17,364,094
01/01/2011 to 12/31/2011	$12.79	$12.47	14,080,420
01/01/2012 to 12/31/2012	$12.47	$13.77	11,942,585
01/01/2013 to 12/31/2013	$13.77	$18.50	9,091,584
01/01/2014 to 12/31/2014	$18.50	$20.12	9,720,568
01/01/2015 to 12/31/2015	$20.12	$21.78	7,424,343
AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$12.20	$13.17	10,147,675
01/01/2007 to 12/31/2007	$13.17	$13.74	8,365,789
01/01/2008 to 12/31/2008	$13.74	$10.37	8,586,978
01/01/2009 to 12/31/2009	$10.37	$13.73	10,096,051
01/01/2010 to 12/31/2010	$13.73	$15.32	8,604,037
01/01/2011 to 12/31/2011	$15.32	$16.60	9,200,629
01/01/2012 to 12/31/2012	$16.60	$17.29	8,547,651
01/01/2013 to 12/31/2013	$17.29	$16.67	6,345,324
01/01/2014 to 12/31/2014	$16.67	$17.44	6,499,325
01/01/2015 to 12/31/2015	$17.44	$17.05	6,830,418

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2006 to 12/31/2006	$13.92	$17.02	2,905,252
01/01/2007 to 12/31/2007	$17.02	$18.31	2,119,181
01/01/2008 to 12/31/2008	$18.31	$11.88	1,412,847
01/01/2009 to 12/31/2009	$11.88	$15.37	2,567,781
01/01/2010 to 12/31/2010	$15.37	$16.94	3,612,405
01/01/2011 to 12/31/2011	$16.94	$16.14	3,114,124
01/01/2012 to 12/31/2012	$16.14	$19.53	3,437,135
01/01/2013 to 12/31/2013	$19.53	$24.52	3,984,432
01/01/2014 to 12/31/2014	$24.52	$24.99	3,982,260
01/01/2015 to 12/31/2015	$24.99	$24.22	3,944,892
AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$10.43	$11.25	4,572,301
01/01/2007 to 12/31/2007	$11.25	$12.73	3,902,210
01/01/2008 to 12/31/2008	$12.73	$7.98	3,159,245
01/01/2009 to 12/31/2009	$7.98	$9.75	4,944,538
01/01/2010 to 12/31/2010	$9.75	$10.82	5,238,425
01/01/2011 to 12/31/2011	$10.82	$10.57	4,289,955
01/01/2012 to 12/31/2012	$10.57	$12.18	4,420,398
01/01/2013 to 12/31/2013	$12.18	$16.37	4,361,903
01/01/2014 to 12/31/2014	$16.37	$17.50	3,793,575
01/01/2015 to 12/31/2015	$17.50	$18.46	3,157,980
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.20	55,298
01/01/2013 to 12/31/2013	$10.20	$13.49	867,495
01/01/2014 to 12/31/2014	$13.49	$14.62	1,003,365
01/01/2015 to 12/31/2015	$14.62	$14.28	1,952,834
AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.83	$14.42	1,907,063
01/01/2007 to 12/31/2007	$14.42	$14.57	1,540,522
01/01/2008 to 12/31/2008	$14.57	$8.87	1,381,269
01/01/2009 to 12/31/2009	$8.87	$12.11	2,137,413
01/01/2010 to 12/31/2010	$12.11	$14.72	2,978,973
01/01/2011 to 12/31/2011	$14.72	$13.98	2,405,087
01/01/2012 to 12/31/2012	$13.98	$16.28	2,424,624
01/01/2013 to 12/31/2013	$16.28	$21.20	2,138,372
01/01/2014 to 12/31/2014	$21.20	$23.97	1,904,816
01/01/2015 to 12/31/2015	$23.97	$22.02	1,494,027
AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.88	$10.16	46,325,237
01/01/2007 to 12/31/2007	$10.16	$10.48	56,111,128
01/01/2008 to 12/31/2008	$10.48	$10.57	91,319,625
01/01/2009 to 12/31/2009	$10.57	$10.42	66,786,776
01/01/2010 to 12/31/2010	$10.42	$10.25	50,307,852
01/01/2011 to 12/31/2011	$10.25	$10.09	50,902,069
01/01/2012 to 12/31/2012	$10.09	$9.92	39,894,836
01/01/2013 to 12/31/2013	$9.92	$9.76	29,504,243
01/01/2014 to 12/31/2014	$9.76	$9.60	25,524,289
01/01/2015 to 12/31/2015	$9.60	$9.44	23,153,087
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.07	577,115
01/01/2012 to 12/31/2012	$10.07	$10.39	1,360,083
01/01/2013 to 12/31/2013	$10.39	$9.93	1,174,650
01/01/2014 to 12/31/2014	$9.93	$10.27	1,748,755
01/01/2015 to 10/16/2015	$10.27	$10.24	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.12	$13.59	5,378,198
01/01/2007 to 12/31/2007	$13.59	$16.34	6,560,811
01/01/2008 to 12/31/2008	$16.34	$9.13	3,042,143
01/01/2009 to 12/31/2009	$9.13	$11.65	4,022,837
01/01/2010 to 12/31/2010	$11.65	$14.75	5,702,161
01/01/2011 to 12/31/2011	$14.75	$14.75	4,466,247
01/01/2012 to 12/31/2012	$14.75	$16.30	3,764,767
01/01/2013 to 12/31/2013	$16.30	$21.26	3,561,170
01/01/2014 to 12/31/2014	$21.26	$22.57	3,128,103
01/01/2015 to 10/16/2015	$22.57	$23.14	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$11.83	$12.53	1,174,654
01/01/2007 to 12/31/2007	$12.53	$14.63	1,215,825
01/01/2008 to 12/31/2008	$14.63	$8.27	768,282
01/01/2009 to 12/31/2009	$8.27	$9.97	1,585,215
01/01/2010 to 12/31/2010	$9.97	$11.79	2,045,616
01/01/2011 to 04/29/2011	$11.79	$13.23	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.99	$17.42	9,574,218
01/01/2007 to 12/31/2007	$17.42	$17.67	8,191,847
01/01/2008 to 12/31/2008	$17.67	$10.03	5,184,438
01/01/2009 to 12/31/2009	$10.03	$13.88	5,689,131
01/01/2010 to 12/31/2010	$13.88	$16.85	5,901,157
01/01/2011 to 12/31/2011	$16.85	$16.16	4,911,194
01/01/2012 to 12/31/2012	$16.16	$18.62	4,148,499
01/01/2013 to 12/31/2013	$18.62	$26.00	4,423,739
01/01/2014 to 12/31/2014	$26.00	$29.21	4,014,110
01/01/2015 to 12/31/2015	$29.21	$27.11	3,114,772
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.32	5,908,428
01/01/2013 to 12/31/2013	$10.32	$12.07	6,987,054
01/01/2014 to 12/31/2014	$12.07	$12.48	5,942,954
01/01/2015 to 12/31/2015	$12.48	$12.13	5,278,987
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.57	126,548
01/01/2009 to 12/31/2009	$5.57	$9.13	6,599,316
01/01/2010 to 12/31/2010	$9.13	$10.98	11,156,029
01/01/2011 to 12/31/2011	$10.98	$8.61	6,749,550
01/01/2012 to 12/31/2012	$8.61	$9.98	7,897,745
01/01/2013 to 12/31/2013	$9.98	$9.84	8,565,272
01/01/2014 to 12/31/2014	$9.84	$9.22	7,895,167
01/01/2015 to 12/31/2015	$9.22	$7.56	6,604,045
AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.66	3,303,256
01/01/2007 to 12/31/2007	$10.66	$11.40	7,359,596
01/01/2008 to 12/31/2008	$11.40	$9.02	24,830,005
01/01/2009 to 12/31/2009	$9.02	$10.65	82,197,582
01/01/2010 to 12/31/2010	$10.65	$11.58	100,001,194
01/01/2011 to 12/31/2011	$11.58	$11.51	96,778,216
01/01/2012 to 12/31/2012	$11.51	$12.49	98,362,559
01/01/2013 to 12/31/2013	$12.49	$13.42	79,093,854
01/01/2014 to 12/31/2014	$13.42	$13.96	69,937,144
01/01/2015 to 12/31/2015	$13.96	$13.75	60,478,072

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.07	990,348
01/01/2012 to 12/31/2012	$10.07	$10.61	2,178,847
01/01/2013 to 12/31/2013	$10.61	$10.19	1,488,696
01/01/2014 to 12/31/2014	$10.19	$10.63	2,499,201
01/01/2015 to 12/31/2015	$10.63	$10.43	3,280,429
AST Prudential Growth Allocation Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.48	3,795,562
01/01/2007 to 12/31/2007	$10.48	$11.49	7,899,326
01/01/2008 to 12/31/2008	$11.49	$6.70	13,640,692
01/01/2009 to 12/31/2009	$6.70	$8.30	93,813,703
01/01/2010 to 12/31/2010	$8.30	$9.71	115,827,900
01/01/2011 to 12/31/2011	$9.71	$8.96	75,603,365
01/01/2012 to 12/31/2012	$8.96	$9.95	89,282,138
01/01/2013 to 12/31/2013	$9.95	$11.45	87,210,945
01/01/2014 to 12/31/2014	$11.45	$12.30	83,056,988
01/01/2015 to 12/31/2015	$12.30	$12.02	119,678,650
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$10.00	$9.60	20,413
01/01/2014 to 12/31/2014	$9.60	$9.21	15,611
01/01/2015 to 12/31/2015	$9.21	$7.53	20,487
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.68	5,665
01/01/2014 to 12/31/2014	$11.68	$13.23	121,259
01/01/2015 to 12/31/2015	$13.23	$13.22	110,869
AST QMA US Equity Alpha Portfolio
01/01/2006 to 12/31/2006	$11.27	$12.48	6,255,253
01/01/2007 to 12/31/2007	$12.48	$12.53	5,371,782
01/01/2008 to 12/31/2008	$12.53	$7.55	2,747,511
01/01/2009 to 12/31/2009	$7.55	$9.05	3,372,332
01/01/2010 to 12/31/2010	$9.05	$10.24	3,360,531
01/01/2011 to 12/31/2011	$10.24	$10.42	3,055,694
01/01/2012 to 12/31/2012	$10.42	$12.17	3,262,831
01/01/2013 to 12/31/2013	$12.17	$15.85	2,976,003
01/01/2014 to 12/31/2014	$15.85	$18.27	3,494,194
01/01/2015 to 12/31/2015	$18.27	$18.52	3,027,107
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.90	201,672
01/01/2012 to 12/31/2012	$8.90	$9.90	384,520
01/01/2013 to 12/31/2013	$9.90	$11.92	2,227,707
01/01/2014 to 12/31/2014	$11.92	$12.49	3,954,057
01/01/2015 to 12/31/2015	$12.49	$12.30	4,987,695
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.04	74,936
01/01/2008 to 12/31/2008	$10.04	$7.15	5,507,286
01/01/2009 to 12/31/2009	$7.15	$8.68	39,406,298
01/01/2010 to 12/31/2010	$8.68	$9.55	54,818,248
01/01/2011 to 12/31/2011	$9.55	$9.23	46,132,040
01/01/2012 to 12/31/2012	$9.23	$10.01	48,879,191
01/01/2013 to 12/31/2013	$10.01	$11.07	45,150,001
01/01/2014 to 12/31/2014	$11.07	$11.44	40,205,928
01/01/2015 to 12/31/2015	$11.44	$11.24	40,797,665

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.51	120,901
01/01/2008 to 12/31/2008	$11.51	$7.33	2,184,002
01/01/2009 to 12/31/2009	$7.33	$9.15	23,955,044
01/01/2010 to 12/31/2010	$9.15	$10.29	36,192,438
01/01/2011 to 12/31/2011	$10.29	$9.88	25,866,646
01/01/2012 to 12/31/2012	$9.88	$11.26	34,127,062
01/01/2013 to 12/31/2013	$11.26	$13.07	39,171,659
01/01/2014 to 12/31/2014	$13.07	$13.55	34,959,693
01/01/2015 to 12/31/2015	$13.55	$13.26	65,565,739
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2006 to 12/31/2006	$11.79	$12.72	2,165,859
01/01/2007 to 12/31/2007	$12.72	$13.62	2,277,264
01/01/2008 to 12/31/2008	$13.62	$9.35	3,074,479
01/01/2009 to 12/31/2009	$9.35	$11.72	33,399,889
01/01/2010 to 12/31/2010	$11.72	$12.89	55,550,099
01/01/2011 to 12/31/2011	$12.89	$12.25	42,779,977
01/01/2012 to 12/31/2012	$12.25	$13.39	45,395,568
01/01/2013 to 12/31/2013	$13.39	$15.06	41,756,708
01/01/2014 to 12/31/2014	$15.06	$15.26	36,993,426
01/01/2015 to 10/16/2015	$15.26	$14.84	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$16.60	$18.43	4,641,175
01/01/2007 to 12/31/2007	$18.43	$20.16	4,026,646
01/01/2008 to 12/31/2008	$20.16	$11.08	2,977,983
01/01/2009 to 12/31/2009	$11.08	$14.46	3,702,808
01/01/2010 to 12/31/2010	$14.46	$18.85	4,200,876
01/01/2011 to 12/31/2011	$18.85	$16.11	4,029,967
01/01/2012 to 12/31/2012	$16.11	$19.02	3,987,156
01/01/2013 to 12/31/2013	$19.02	$26.34	3,589,232
01/01/2014 to 12/31/2014	$26.34	$27.19	3,049,744
01/01/2015 to 12/31/2015	$27.19	$27.10	2,435,616
AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$9.04	$10.01	1,867,490
01/01/2007 to 12/31/2007	$10.01	$10.55	1,740,242
01/01/2008 to 12/31/2008	$10.55	$6.74	1,375,635
01/01/2009 to 12/31/2009	$6.74	$8.88	2,524,147
01/01/2010 to 12/31/2010	$8.88	$11.91	4,648,452
01/01/2011 to 12/31/2011	$11.91	$11.60	3,213,655
01/01/2012 to 12/31/2012	$11.60	$12.80	3,096,260
01/01/2013 to 12/31/2013	$12.80	$17.01	4,073,887
01/01/2014 to 12/31/2014	$17.01	$17.37	3,201,641
01/01/2015 to 12/31/2015	$17.37	$17.22	3,111,281
AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.91	$17.61	9,098,178
01/01/2007 to 12/31/2007	$17.61	$16.34	8,130,632
01/01/2008 to 12/31/2008	$16.34	$11.30	6,242,966
01/01/2009 to 12/31/2009	$11.30	$14.11	6,242,625
01/01/2010 to 12/31/2010	$14.11	$17.49	6,195,308
01/01/2011 to 12/31/2011	$17.49	$16.17	5,166,090
01/01/2012 to 12/31/2012	$16.17	$18.79	3,913,693
01/01/2013 to 12/31/2013	$18.79	$25.39	3,418,708
01/01/2014 to 12/31/2014	$25.39	$26.29	2,808,610
01/01/2015 to 12/31/2015	$26.29	$24.74	2,217,703

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$12.49	$13.82	4,776,442
01/01/2007 to 12/31/2007	$13.82	$14.45	6,387,795
01/01/2008 to 12/31/2008	$14.45	$10.52	10,697,390
01/01/2009 to 12/31/2009	$10.52	$12.85	40,732,836
01/01/2010 to 12/31/2010	$12.85	$14.09	53,827,291
01/01/2011 to 12/31/2011	$14.09	$14.13	46,623,273
01/01/2012 to 12/31/2012	$14.13	$15.78	53,661,984
01/01/2013 to 12/31/2013	$15.78	$18.13	56,537,325
01/01/2014 to 12/31/2014	$18.13	$18.88	53,036,351
01/01/2015 to 12/31/2015	$18.88	$18.57	61,153,146
AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$12.86	$15.34	5,318,094
01/01/2007 to 12/31/2007	$15.34	$14.55	4,469,636
01/01/2008 to 12/31/2008	$14.55	$8.32	2,874,755
01/01/2009 to 12/31/2009	$8.32	$10.13	3,572,238
01/01/2010 to 12/31/2010	$10.13	$11.28	4,182,015
01/01/2011 to 12/31/2011	$11.28	$10.91	3,313,597
01/01/2012 to 12/31/2012	$10.91	$12.58	4,588,707
01/01/2013 to 12/31/2013	$12.58	$16.05	5,133,443
01/01/2014 to 12/31/2014	$16.05	$16.96	4,589,369
01/01/2015 to 10/16/2015	$16.96	$15.72	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.81	$11.23	4,132,529
01/01/2007 to 12/31/2007	$11.23	$11.96	5,137,246
01/01/2008 to 12/31/2008	$11.96	$6.99	4,437,756
01/01/2009 to 12/31/2009	$6.99	$10.54	10,159,519
01/01/2010 to 12/31/2010	$10.54	$12.01	12,250,636
01/01/2011 to 12/31/2011	$12.01	$11.61	9,294,364
01/01/2012 to 12/31/2012	$11.61	$13.43	10,725,477
01/01/2013 to 12/31/2013	$13.43	$19.02	11,809,685
01/01/2014 to 12/31/2014	$19.02	$20.27	11,237,461
01/01/2015 to 12/31/2015	$20.27	$21.84	10,710,975
AST T. Rowe Price Natural Resources Portfolio
01/01/2006 to 12/31/2006	$21.00	$23.93	2,942,718
01/01/2007 to 12/31/2007	$23.93	$33.07	3,950,105
01/01/2008 to 12/31/2008	$33.07	$16.27	2,088,027
01/01/2009 to 12/31/2009	$16.27	$23.89	4,621,252
01/01/2010 to 12/31/2010	$23.89	$28.31	5,827,673
01/01/2011 to 12/31/2011	$28.31	$23.69	4,562,770
01/01/2012 to 12/31/2012	$23.69	$24.14	4,495,210
01/01/2013 to 12/31/2013	$24.14	$27.39	3,688,022
01/01/2014 to 12/31/2014	$27.39	$24.69	3,347,866
01/01/2015 to 12/31/2015	$24.69	$19.60	2,736,765
AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$12.64	$13.21	6,093,700
01/01/2007 to 12/31/2007	$13.21	$14.24	6,452,566
01/01/2008 to 12/31/2008	$14.24	$13.67	4,228,137
01/01/2009 to 12/31/2009	$13.67	$15.07	6,337,072
01/01/2010 to 12/31/2010	$15.07	$15.67	7,114,847
01/01/2011 to 12/31/2011	$15.67	$16.05	6,639,260
01/01/2012 to 12/31/2012	$16.05	$16.61	5,533,305
01/01/2013 to 12/31/2013	$16.61	$15.72	4,600,108
01/01/2014 to 12/31/2014	$15.72	$15.55	3,672,856
01/01/2015 to 12/31/2015	$15.55	$14.59	2,897,161

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.38	5,212,589
01/01/2007 to 12/31/2007	$11.38	$12.26	8,022,912
01/01/2008 to 12/31/2008	$12.26	$6.95	5,663,091
01/01/2009 to 12/31/2009	$6.95	$8.78	9,942,981
01/01/2010 to 12/31/2010	$8.78	$9.90	10,821,793
01/01/2011 to 12/31/2011	$9.90	$9.40	9,943,871
01/01/2012 to 12/31/2012	$9.40	$10.26	11,856,015
01/01/2013 to 12/31/2013	$10.26	$12.16	18,749,421
01/01/2014 to 12/31/2014	$12.16	$12.62	17,319,518
01/01/2015 to 12/31/2015	$12.62	$12.33	14,012,636
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	213,630
01/01/2008 to 12/31/2008	$9.98	$9.30	4,064,760
01/01/2009 to 12/31/2009	$9.30	$10.21	12,750,275
01/01/2010 to 12/31/2010	$10.21	$10.83	17,651,916
01/01/2011 to 12/31/2011	$10.83	$11.29	18,170,336
01/01/2012 to 12/31/2012	$11.29	$11.98	18,416,796
01/01/2013 to 12/31/2013	$11.98	$11.60	17,928,589
01/01/2014 to 12/31/2014	$11.60	$12.23	19,702,934
01/01/2015 to 12/31/2015	$12.23	$12.18	18,938,735
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.39	105,388
01/01/2013 to 12/31/2013	$10.39	$9.38	38,455
01/01/2014 to 12/31/2014	$9.38	$9.35	31,203
01/01/2015 to 12/31/2015	$9.35	$8.92	23,311
Evergreen VA Growth Fund
01/01/2006 to 12/31/2006	$11.44	$12.49	553,827
01/01/2007 to 12/31/2007	$12.49	$13.64	604,401
01/01/2008 to 12/31/2008	$13.64	$7.90	346,210
01/01/2009 to 12/31/2009	$7.90	$10.86	554,304
01/01/2010 to 07/16/2010	$10.86	$10.63	0
Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$15.59	$18.88	1,081,552
01/01/2007 to 12/31/2007	$18.88	$21.35	1,401,663
01/01/2008 to 12/31/2008	$21.35	$12.29	984,931
01/01/2009 to 12/31/2009	$12.29	$14.01	668,798
01/01/2010 to 07/16/2010	$14.01	$13.31	0
Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$11.53	$12.03	241,307
01/01/2007 to 12/31/2007	$12.03	$13.24	249,298
01/01/2008 to 12/31/2008	$13.24	$9.48	271,517
01/01/2009 to 12/31/2009	$9.48	$13.42	749,780
01/01/2010 to 07/16/2010	$13.42	$12.54	0
First Trust Target Focus Four Portfolio
01/01/2006 to 12/31/2006	$9.92	$10.15	100,227
01/01/2007 to 12/31/2007	$10.15	$10.55	106,856
01/01/2008 to 12/31/2008	$10.55	$5.83	190,718
01/01/2009 to 12/31/2009	$5.83	$7.38	331,489
01/01/2010 to 12/31/2010	$7.38	$8.64	309,321
01/01/2011 to 12/31/2011	$8.64	$7.57	380,808
01/01/2012 to 12/31/2012	$7.57	$8.48	218,904
01/01/2013 to 12/31/2013	$8.48	$10.93	125,986
01/01/2014 to 04/25/2014	$10.93	$11.26	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.64	5,636,967
01/01/2009 to 12/31/2009	$6.64	$8.50	51,503,013
01/01/2010 to 12/31/2010	$8.50	$9.21	75,249,224
01/01/2011 to 12/31/2011	$9.21	$8.91	53,326,792
01/01/2012 to 09/21/2012	$8.91	$9.98	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Global Dividend Target 15 Portfolio
01/01/2006 to 12/31/2006	$12.84	$17.48	1,507,757
01/01/2007 to 12/31/2007	$17.48	$19.49	2,078,809
01/01/2008 to 12/31/2008	$19.49	$10.97	1,122,006
01/01/2009 to 12/31/2009	$10.97	$15.21	835,629
01/01/2010 to 12/31/2010	$15.21	$16.42	651,544
01/01/2011 to 12/31/2011	$16.42	$14.94	542,156
01/01/2012 to 12/31/2012	$14.94	$18.42	521,128
01/01/2013 to 12/31/2013	$18.42	$20.71	381,588
01/01/2014 to 04/25/2014	$20.71	$20.27	0
Invesco V.I. Capital Development Fund – Series I
04/29/2011* to 12/31/2011	$10.03	$8.17	387,650
01/01/2012 to 04/27/2012	$8.17	$9.26	0
Invesco V.I. Diversified Dividend Fund – Series I
04/29/2011* to 12/31/2011	$9.99	$9.12	385,638
01/01/2012 to 12/31/2012	$9.12	$10.65	500,266
01/01/2013 to 12/31/2013	$10.65	$13.73	615,161
01/01/2014 to 12/31/2014	$13.73	$15.23	471,181
01/01/2015 to 12/31/2015	$15.23	$15.29	401,693
Invesco V.I. Dynamics Fund – Series I
01/01/2006 to 12/31/2006	$11.67	$13.33	605,730
01/01/2007 to 12/31/2007	$13.33	$14.70	631,476
01/01/2008 to 12/31/2008	$14.70	$7.51	384,426
01/01/2009 to 12/31/2009	$7.51	$10.52	430,777
01/01/2010 to 12/31/2010	$10.52	$12.81	390,143
01/01/2011 to 04/29/2011	$12.81	$14.27	0
Invesco V.I. Financial Services Fund – Series I
01/01/2006 to 12/31/2006	$12.43	$14.24	778,674
01/01/2007 to 12/31/2007	$14.24	$10.89	465,175
01/01/2008 to 12/31/2008	$10.89	$4.34	540,897
01/01/2009 to 12/31/2009	$4.34	$5.44	779,148
01/01/2010 to 12/31/2010	$5.44	$5.91	872,026
01/01/2011 to 04/29/2011	$5.91	$6.23	0
Invesco V.I. Global Health Care Fund – Series I
01/01/2006 to 12/31/2006	$11.31	$11.71	1,250,782
01/01/2007 to 12/31/2007	$11.71	$12.88	1,163,277
01/01/2008 to 12/31/2008	$12.88	$9.04	849,932
01/01/2009 to 12/31/2009	$9.04	$11.35	1,181,689
01/01/2010 to 12/31/2010	$11.35	$11.76	545,135
01/01/2011 to 12/31/2011	$11.76	$12.02	524,638
01/01/2012 to 12/31/2012	$12.02	$14.29	462,518
01/01/2013 to 12/31/2013	$14.29	$19.76	464,049
01/01/2014 to 12/31/2014	$19.76	$23.25	483,876
01/01/2015 to 12/31/2015	$23.25	$23.59	397,984
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.77	229,829
01/01/2013 to 12/31/2013	$9.77	$13.16	522,396
01/01/2014 to 12/31/2014	$13.16	$13.98	170,256
01/01/2015 to 12/31/2015	$13.98	$13.92	202,132
Invesco V.I. Technology Fund – Series I
01/01/2006 to 12/31/2006	$8.13	$8.84	513,442
01/01/2007 to 12/31/2007	$8.84	$9.36	630,739
01/01/2008 to 12/31/2008	$9.36	$5.11	453,772
01/01/2009 to 12/31/2009	$5.11	$7.91	970,438
01/01/2010 to 12/31/2010	$7.91	$9.44	1,132,899
01/01/2011 to 12/31/2011	$9.44	$8.81	530,679
01/01/2012 to 12/31/2012	$8.81	$9.64	353,005
01/01/2013 to 12/31/2013	$9.64	$11.87	292,049
01/01/2014 to 12/31/2014	$11.87	$12.96	263,606
01/01/2015 to 12/31/2015	$12.96	$13.62	242,522

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
NASDAQ Target 15 Portfolio
01/01/2006 to 12/31/2006	$10.83	$11.60	199,508
01/01/2007 to 12/31/2007	$11.60	$13.88	403,709
01/01/2008 to 12/31/2008	$13.88	$6.71	199,304
01/01/2009 to 12/31/2009	$6.71	$7.71	140,231
01/01/2010 to 12/31/2010	$7.71	$9.89	511,072
01/01/2011 to 12/31/2011	$9.89	$9.85	211,183
01/01/2012 to 12/31/2012	$9.85	$10.95	144,674
01/01/2013 to 12/31/2013	$10.95	$16.02	172,418
01/01/2014 to 04/25/2014	$16.02	$15.97	0
NVIT Developing Markets Fund
01/01/2006 to 12/31/2006	$20.72	$27.43	2,835,328
01/01/2007 to 12/31/2007	$27.43	$38.71	3,344,620
01/01/2008 to 12/31/2008	$38.71	$16.04	1,630,334
01/01/2009 to 12/31/2009	$16.04	$25.59	2,133,897
01/01/2010 to 12/31/2010	$25.59	$29.23	1,632,797
01/01/2011 to 12/31/2011	$29.23	$22.31	1,023,231
01/01/2012 to 12/31/2012	$22.31	$25.62	797,727
01/01/2013 to 12/31/2013	$25.62	$25.21	589,332
01/01/2014 to 12/31/2014	$25.21	$23.34	449,200
01/01/2015 to 12/31/2015	$23.34	$19.21	418,094
ProFund VP Asia 30
01/01/2006 to 12/31/2006	$14.45	$19.80	3,073,769
01/01/2007 to 12/31/2007	$19.80	$28.77	2,473,589
01/01/2008 to 12/31/2008	$28.77	$13.91	1,337,672
01/01/2009 to 12/31/2009	$13.91	$21.10	1,821,822
01/01/2010 to 12/31/2010	$21.10	$23.64	1,172,241
01/01/2011 to 12/31/2011	$23.64	$16.97	568,287
01/01/2012 to 12/31/2012	$16.97	$19.28	518,241
01/01/2013 to 12/31/2013	$19.28	$21.80	354,325
01/01/2014 to 12/31/2014	$21.80	$21.10	204,908
01/01/2015 to 12/31/2015	$21.10	$18.81	180,718
ProFund VP Banks
01/01/2006 to 12/31/2006	$11.77	$13.35	402,883
01/01/2007 to 12/31/2007	$13.35	$9.55	389,926
01/01/2008 to 12/31/2008	$9.55	$4.99	2,409,143
01/01/2009 to 12/31/2009	$4.99	$4.70	746,620
01/01/2010 to 12/31/2010	$4.70	$5.00	821,032
01/01/2011 to 12/31/2011	$5.00	$3.60	310,912
01/01/2012 to 12/31/2012	$3.60	$4.73	683,662
01/01/2013 to 12/31/2013	$4.73	$6.21	377,961
01/01/2014 to 12/31/2014	$6.21	$6.74	257,672
01/01/2015 to 12/31/2015	$6.74	$6.60	282,280
ProFund VP Basic Materials
01/01/2006 to 12/31/2006	$11.96	$13.58	779,466
01/01/2007 to 12/31/2007	$13.58	$17.45	2,684,333
01/01/2008 to 12/31/2008	$17.45	$8.34	1,183,553
01/01/2009 to 12/31/2009	$8.34	$13.32	1,841,267
01/01/2010 to 12/31/2010	$13.32	$16.99	1,479,120
01/01/2011 to 12/31/2011	$16.99	$14.01	513,298
01/01/2012 to 12/31/2012	$14.01	$14.94	344,526
01/01/2013 to 12/31/2013	$14.94	$17.41	287,699
01/01/2014 to 12/31/2014	$17.41	$17.41	201,578
01/01/2015 to 12/31/2015	$17.41	$14.74	148,177

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Bear
01/01/2006 to 12/31/2006	$7.23	$6.57	1,868,606
01/01/2007 to 12/31/2007	$6.57	$6.50	1,722,065
01/01/2008 to 12/31/2008	$6.50	$8.95	2,326,201
01/01/2009 to 12/31/2009	$8.95	$6.35	1,995,516
01/01/2010 to 12/31/2010	$6.35	$5.13	1,870,682
01/01/2011 to 12/31/2011	$5.13	$4.60	2,082,893
01/01/2012 to 12/31/2012	$4.60	$3.77	965,635
01/01/2013 to 12/31/2013	$3.77	$2.73	911,837
01/01/2014 to 12/31/2014	$2.73	$2.30	951,939
01/01/2015 to 12/31/2015	$2.30	$2.15	511,021
ProFund VP Biotechnology
01/01/2006 to 12/31/2006	$12.34	$11.64	393,923
01/01/2007 to 12/31/2007	$11.64	$11.31	609,746
01/01/2008 to 12/31/2008	$11.31	$11.33	1,249,287
01/01/2009 to 12/31/2009	$11.33	$11.56	355,182
01/01/2010 to 12/31/2010	$11.56	$11.95	254,803
01/01/2011 to 12/31/2011	$11.95	$12.52	188,759
01/01/2012 to 12/31/2012	$12.52	$17.33	338,800
01/01/2013 to 12/31/2013	$17.33	$28.71	326,187
01/01/2014 to 12/31/2014	$28.71	$36.62	259,481
01/01/2015 to 12/31/2015	$36.62	$37.21	163,042
ProFund VP Bull
01/01/2006 to 12/31/2006	$10.64	$11.90	7,031,661
01/01/2007 to 12/31/2007	$11.90	$12.12	4,013,033
01/01/2008 to 12/31/2008	$12.12	$7.43	2,963,943
01/01/2009 to 12/31/2009	$7.43	$9.08	3,113,781
01/01/2010 to 12/31/2010	$9.08	$10.06	2,476,971
01/01/2011 to 12/31/2011	$10.06	$9.89	3,165,929
01/01/2012 to 12/31/2012	$9.89	$11.08	1,499,016
01/01/2013 to 12/31/2013	$11.08	$14.14	1,204,038
01/01/2014 to 12/31/2014	$14.14	$15.50	1,173,460
01/01/2015 to 12/31/2015	$15.50	$15.17	592,041
ProFund VP Consumer Goods Portfolio
01/01/2006 to 12/31/2006	$10.15	$11.25	548,567
01/01/2007 to 12/31/2007	$11.25	$11.90	715,235
01/01/2008 to 12/31/2008	$11.90	$8.58	609,574
01/01/2009 to 12/31/2009	$8.58	$10.26	812,567
01/01/2010 to 12/31/2010	$10.26	$11.84	702,138
01/01/2011 to 12/31/2011	$11.84	$12.45	765,549
01/01/2012 to 12/31/2012	$12.45	$13.58	450,591
01/01/2013 to 12/31/2013	$13.58	$17.15	573,128
01/01/2014 to 12/31/2014	$17.15	$18.59	574,747
01/01/2015 to 12/31/2015	$18.59	$19.05	433,302
ProFund VP Consumer Services
01/01/2006 to 12/31/2006	$8.97	$9.88	192,639
01/01/2007 to 12/31/2007	$9.88	$8.91	67,292
01/01/2008 to 12/31/2008	$8.91	$6.01	448,604
01/01/2009 to 12/31/2009	$6.01	$7.74	295,250
01/01/2010 to 12/31/2010	$7.74	$9.24	1,046,739
01/01/2011 to 12/31/2011	$9.24	$9.58	481,308
01/01/2012 to 12/31/2012	$9.58	$11.51	539,898
01/01/2013 to 12/31/2013	$11.51	$15.83	745,470
01/01/2014 to 12/31/2014	$15.83	$17.51	425,388
01/01/2015 to 12/31/2015	$17.51	$18.03	482,805

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Europe 30
01/01/2006 to 12/31/2006	$12.94	$14.95	2,790,577
01/01/2007 to 12/31/2007	$14.95	$16.85	1,487,885
01/01/2008 to 12/31/2008	$16.85	$9.28	649,001
01/01/2009 to 12/31/2009	$9.28	$12.07	1,184,717
01/01/2010 to 12/31/2010	$12.07	$12.19	852,300
01/01/2011 to 12/31/2011	$12.19	$10.92	333,570
01/01/2012 to 12/31/2012	$10.92	$12.52	461,143
01/01/2013 to 12/31/2013	$12.52	$14.98	561,564
01/01/2014 to 12/31/2014	$14.98	$13.46	318,682
01/01/2015 to 12/31/2015	$13.46	$11.80	323,881
ProFund VP Financials
01/01/2006 to 12/31/2006	$12.46	$14.38	913,872
01/01/2007 to 12/31/2007	$14.38	$11.44	498,292
01/01/2008 to 12/31/2008	$11.44	$5.57	2,008,426
01/01/2009 to 12/31/2009	$5.57	$6.30	1,432,294
01/01/2010 to 12/31/2010	$6.30	$6.87	1,397,974
01/01/2011 to 12/31/2011	$6.87	$5.82	1,034,776
01/01/2012 to 12/31/2012	$5.82	$7.14	1,345,907
01/01/2013 to 12/31/2013	$7.14	$9.27	1,595,424
01/01/2014 to 12/31/2014	$9.27	$10.30	1,201,102
01/01/2015 to 12/31/2015	$10.30	$9.98	975,396
ProFund VP Health Care
01/01/2006 to 12/31/2006	$9.63	$9.96	2,106,409
01/01/2007 to 12/31/2007	$9.96	$10.44	2,120,859
01/01/2008 to 12/31/2008	$10.44	$7.78	1,638,682
01/01/2009 to 12/31/2009	$7.78	$9.14	1,148,607
01/01/2010 to 12/31/2010	$9.14	$9.25	875,030
01/01/2011 to 12/31/2011	$9.25	$10.01	924,616
01/01/2012 to 12/31/2012	$10.01	$11.56	1,121,561
01/01/2013 to 12/31/2013	$11.56	$15.89	1,361,062
01/01/2014 to 12/31/2014	$15.89	$19.34	1,316,203
01/01/2015 to 12/31/2015	$19.34	$19.97	1,214,167
ProFund VP Industrials
01/01/2006 to 12/31/2006	$11.23	$12.33	242,684
01/01/2007 to 12/31/2007	$12.33	$13.55	708,921
01/01/2008 to 12/31/2008	$13.55	$7.93	348,521
01/01/2009 to 12/31/2009	$7.93	$9.68	634,240
01/01/2010 to 12/31/2010	$9.68	$11.78	641,229
01/01/2011 to 12/31/2011	$11.78	$11.38	404,533
01/01/2012 to 12/31/2012	$11.38	$12.96	379,889
01/01/2013 to 12/31/2013	$12.96	$17.62	514,535
01/01/2014 to 12/31/2014	$17.62	$18.29	381,463
01/01/2015 to 12/31/2015	$18.29	$17.37	230,450
ProFund VP Internet
01/01/2006 to 12/31/2006	$18.90	$18.84	200,072
01/01/2007 to 12/31/2007	$18.84	$20.42	435,015
01/01/2008 to 12/31/2008	$20.42	$11.08	116,246
01/01/2009 to 12/31/2009	$11.08	$19.31	507,210
01/01/2010 to 12/31/2010	$19.31	$25.70	455,035
01/01/2011 to 12/31/2011	$25.70	$23.53	92,624
01/01/2012 to 12/31/2012	$23.53	$27.71	98,828
01/01/2013 to 12/31/2013	$27.71	$41.35	134,453
01/01/2014 to 12/31/2014	$41.35	$41.12	46,264
01/01/2015 to 12/31/2015	$41.12	$48.68	88,272

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Japan
01/01/2006 to 12/31/2006	$13.31	$14.51	1,650,266
01/01/2007 to 12/31/2007	$14.51	$12.85	552,230
01/01/2008 to 12/31/2008	$12.85	$7.47	553,832
01/01/2009 to 12/31/2009	$7.47	$8.11	519,793
01/01/2010 to 12/31/2010	$8.11	$7.45	414,005
01/01/2011 to 12/31/2011	$7.45	$5.97	292,468
01/01/2012 to 12/31/2012	$5.97	$7.22	445,817
01/01/2013 to 12/31/2013	$7.22	$10.53	616,969
01/01/2014 to 12/31/2014	$10.53	$10.69	321,351
01/01/2015 to 12/31/2015	$10.69	$11.12	271,326
ProFund VP Large-Cap Growth
01/01/2006 to 12/31/2006	$10.30	$11.05	2,181,106
01/01/2007 to 12/31/2007	$11.05	$11.62	2,009,820
01/01/2008 to 12/31/2008	$11.62	$7.37	1,340,839
01/01/2009 to 12/31/2009	$7.37	$9.40	1,530,601
01/01/2010 to 12/31/2010	$9.40	$10.47	1,282,022
01/01/2011 to 12/31/2011	$10.47	$10.62	1,146,789
01/01/2012 to 12/31/2012	$10.62	$11.77	796,871
01/01/2013 to 12/31/2013	$11.77	$15.12	730,784
01/01/2014 to 12/31/2014	$15.12	$16.80	876,271
01/01/2015 to 12/31/2015	$16.80	$17.14	474,182
ProFund VP Large-Cap Value
01/01/2006 to 12/31/2006	$10.51	$12.26	4,023,312
01/01/2007 to 12/31/2007	$12.26	$12.08	1,984,257
01/01/2008 to 12/31/2008	$12.08	$7.07	1,514,949
01/01/2009 to 12/31/2009	$7.07	$8.31	1,108,254
01/01/2010 to 12/31/2010	$8.31	$9.22	1,501,797
01/01/2011 to 12/31/2011	$9.22	$8.96	1,122,050
01/01/2012 to 12/31/2012	$8.96	$10.17	776,810
01/01/2013 to 12/31/2013	$10.17	$12.99	482,427
01/01/2014 to 12/31/2014	$12.99	$14.11	780,687
01/01/2015 to 12/31/2015	$14.11	$13.22	518,567
ProFund VP Mid-Cap Growth
01/01/2006 to 12/31/2006	$11.58	$11.84	1,594,539
01/01/2007 to 12/31/2007	$11.84	$13.01	2,101,505
01/01/2008 to 12/31/2008	$13.01	$7.83	1,117,437
01/01/2009 to 12/31/2009	$7.83	$10.65	1,903,627
01/01/2010 to 12/31/2010	$10.65	$13.45	2,021,397
01/01/2011 to 12/31/2011	$13.45	$12.85	1,040,542
01/01/2012 to 12/31/2012	$12.85	$14.58	684,764
01/01/2013 to 12/31/2013	$14.58	$18.71	592,623
01/01/2014 to 12/31/2014	$18.71	$19.49	371,987
01/01/2015 to 12/31/2015	$19.49	$19.22	357,650
ProFund VP Mid-Cap Value
01/01/2006 to 12/31/2006	$12.49	$13.80	1,978,580
01/01/2007 to 12/31/2007	$13.80	$13.70	1,436,105
01/01/2008 to 12/31/2008	$13.70	$8.58	733,971
01/01/2009 to 12/31/2009	$8.58	$11.05	1,398,727
01/01/2010 to 12/31/2010	$11.05	$13.09	908,539
01/01/2011 to 12/31/2011	$13.09	$12.37	727,867
01/01/2012 to 12/31/2012	$12.37	$14.18	552,448
01/01/2013 to 12/31/2013	$14.18	$18.43	479,583
01/01/2014 to 12/31/2014	$18.43	$19.97	288,875
01/01/2015 to 12/31/2015	$19.97	$18.02	236,249

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP NASDAQ-100
01/01/2006 to 12/31/2006	$9.80	$10.16	1,764,614
01/01/2007 to 12/31/2007	$10.16	$11.76	2,265,084
01/01/2008 to 12/31/2008	$11.76	$6.65	1,171,313
01/01/2009 to 12/31/2009	$6.65	$9.94	1,813,909
01/01/2010 to 12/31/2010	$9.94	$11.56	1,576,633
01/01/2011 to 12/31/2011	$11.56	$11.54	909,044
01/01/2012 to 12/31/2012	$11.54	$13.19	644,940
01/01/2013 to 12/31/2013	$13.19	$17.42	507,723
01/01/2014 to 12/31/2014	$17.42	$20.04	490,538
01/01/2015 to 12/31/2015	$20.04	$21.18	411,272
ProFund VP Oil & Gas
01/01/2006 to 12/31/2006	$17.22	$20.43	2,251,126
01/01/2007 to 12/31/2007	$20.43	$26.61	2,322,451
01/01/2008 to 12/31/2008	$26.61	$16.50	1,351,549
01/01/2009 to 12/31/2009	$16.50	$18.75	1,326,030
01/01/2010 to 12/31/2010	$18.75	$21.71	1,296,969
01/01/2011 to 12/31/2011	$21.71	$21.83	829,408
01/01/2012 to 12/31/2012	$21.83	$22.09	551,530
01/01/2013 to 12/31/2013	$22.09	$26.96	414,618
01/01/2014 to 12/31/2014	$26.96	$23.63	346,412
01/01/2015 to 12/31/2015	$23.63	$17.81	258,376
ProFund VP Pharmaceuticals
01/01/2006 to 12/31/2006	$7.51	$8.28	716,678
01/01/2007 to 12/31/2007	$8.28	$8.33	492,538
01/01/2008 to 12/31/2008	$8.33	$6.60	588,925
01/01/2009 to 12/31/2009	$6.60	$7.58	521,245
01/01/2010 to 12/31/2010	$7.58	$7.49	268,122
01/01/2011 to 12/31/2011	$7.49	$8.56	862,925
01/01/2012 to 12/31/2012	$8.56	$9.42	302,309
01/01/2013 to 12/31/2013	$9.42	$12.19	276,233
01/01/2014 to 12/31/2014	$12.19	$14.31	297,503
01/01/2015 to 12/31/2015	$14.31	$14.70	159,802
ProFund VP Precious Metals
01/01/2006 to 12/31/2006	$14.62	$15.44	2,487,596
01/01/2007 to 12/31/2007	$15.44	$18.60	3,177,702
01/01/2008 to 12/31/2008	$18.60	$12.66	2,709,868
01/01/2009 to 12/31/2009	$12.66	$16.86	2,850,817
01/01/2010 to 12/31/2010	$16.86	$22.04	2,921,018
01/01/2011 to 12/31/2011	$22.04	$17.51	2,103,701
01/01/2012 to 12/31/2012	$17.51	$14.71	1,572,080
01/01/2013 to 12/31/2013	$14.71	$8.98	1,162,887
01/01/2014 to 12/31/2014	$8.98	$6.72	630,558
01/01/2015 to 12/31/2015	$6.72	$4.44	535,237
ProFund VP Real Estate
01/01/2006 to 12/31/2006	$16.96	$22.10	926,728
01/01/2007 to 12/31/2007	$22.10	$17.47	505,436
01/01/2008 to 12/31/2008	$17.47	$10.09	587,638
01/01/2009 to 12/31/2009	$10.09	$12.69	557,087
01/01/2010 to 12/31/2010	$12.69	$15.57	509,622
01/01/2011 to 12/31/2011	$15.57	$16.04	345,408
01/01/2012 to 12/31/2012	$16.04	$18.48	392,557
01/01/2013 to 12/31/2013	$18.48	$18.19	325,883
01/01/2014 to 12/31/2014	$18.19	$22.37	289,291
01/01/2015 to 12/31/2015	$22.37	$22.07	179,238

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Rising Rates Opportunity
01/01/2006 to 12/31/2006	$6.00	$6.50	4,567,551
01/01/2007 to 12/31/2007	$6.50	$6.06	1,806,294
01/01/2008 to 12/31/2008	$6.06	$3.70	2,315,493
01/01/2009 to 12/31/2009	$3.70	$4.81	3,128,225
01/01/2010 to 12/31/2010	$4.81	$3.97	4,679,376
01/01/2011 to 12/31/2011	$3.97	$2.44	2,645,539
01/01/2012 to 12/31/2012	$2.44	$2.23	1,760,429
01/01/2013 to 12/31/2013	$2.23	$2.56	3,779,215
01/01/2014 to 12/31/2014	$2.56	$1.76	3,810,891
01/01/2015 to 12/31/2015	$1.76	$1.70	2,300,690
ProFund VP Semiconductor
01/01/2006 to 12/31/2006	$7.64	$6.98	339,250
01/01/2007 to 12/31/2007	$6.98	$7.35	272,048
01/01/2008 to 12/31/2008	$7.35	$3.63	166,664
01/01/2009 to 12/31/2009	$3.63	$5.86	794,698
01/01/2010 to 12/31/2010	$5.86	$6.47	188,040
01/01/2011 to 12/31/2011	$6.47	$6.12	125,111
01/01/2012 to 12/31/2012	$6.12	$5.77	77,903
01/01/2013 to 12/31/2013	$5.77	$7.57	62,931
01/01/2014 to 12/31/2014	$7.57	$10.02	125,840
01/01/2015 to 12/31/2015	$10.02	$9.57	75,681
ProFund VP Short Mid-Cap
01/01/2006 to 12/31/2006	$8.64	$8.18	254,207
01/01/2007 to 12/31/2007	$8.18	$7.82	131,223
01/01/2008 to 12/31/2008	$7.82	$10.14	177,441
01/01/2009 to 12/31/2009	$10.14	$6.44	364,588
01/01/2010 to 12/31/2010	$6.44	$4.70	280,837
01/01/2011 to 12/31/2011	$4.70	$4.24	232,550
01/01/2012 to 12/31/2012	$4.24	$3.38	139,533
01/01/2013 to 12/31/2013	$3.38	$2.40	116,769
01/01/2014 to 12/31/2014	$2.40	$2.07	171,122
01/01/2015 to 12/31/2015	$2.07	$2.00	170,404
ProFund VP Short NASDAQ-100
01/01/2006 to 12/31/2006	$5.88	$5.70	1,891,265
01/01/2007 to 12/31/2007	$5.70	$4.96	860,024
01/01/2008 to 12/31/2008	$4.96	$7.23	722,924
01/01/2009 to 12/31/2009	$7.23	$4.22	898,026
01/01/2010 to 12/31/2010	$4.22	$3.27	782,589
01/01/2011 to 12/31/2011	$3.27	$2.88	1,249,273
01/01/2012 to 12/31/2012	$2.88	$2.30	957,612
01/01/2013 to 12/31/2013	$2.30	$1.60	348,933
01/01/2014 to 12/31/2014	$1.60	$1.27	241,202
01/01/2015 to 12/31/2015	$1.27	$1.08	286,125
ProFund VP Short Small-Cap
01/01/2006 to 12/31/2006	$9.11	$7.90	560,897
01/01/2007 to 12/31/2007	$7.90	$8.12	1,000,449
01/01/2008 to 12/31/2008	$8.12	$9.92	233,809
01/01/2009 to 12/31/2009	$9.92	$6.59	463,501
01/01/2010 to 12/31/2010	$6.59	$4.61	355,244
01/01/2011 to 12/31/2011	$4.61	$4.12	702,306
01/01/2012 to 12/31/2012	$4.12	$3.28	351,352
01/01/2013 to 12/31/2013	$3.28	$2.22	176,749
01/01/2014 to 12/31/2014	$2.22	$1.98	197,127
01/01/2015 to 12/31/2015	$1.98	$1.93	165,249

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Small-Cap Growth
01/01/2006 to 12/31/2006	$12.67	$13.54	1,643,633
01/01/2007 to 12/31/2007	$13.54	$13.85	676,467
01/01/2008 to 12/31/2008	$13.85	$8.99	990,289
01/01/2009 to 12/31/2009	$8.99	$11.15	1,476,283
01/01/2010 to 12/31/2010	$11.15	$13.79	1,733,790
01/01/2011 to 12/31/2011	$13.79	$13.73	1,437,215
01/01/2012 to 12/31/2012	$13.73	$15.19	495,243
01/01/2013 to 12/31/2013	$15.19	$20.98	722,604
01/01/2014 to 12/31/2014	$20.98	$21.09	341,491
01/01/2015 to 12/31/2015	$21.09	$20.98	310,904
ProFund VP Small-Cap Value
01/01/2006 to 12/31/2006	$11.35	$13.11	2,446,357
01/01/2007 to 12/31/2007	$13.11	$11.96	714,107
01/01/2008 to 12/31/2008	$11.96	$8.15	838,930
01/01/2009 to 12/31/2009	$8.15	$9.65	610,084
01/01/2010 to 12/31/2010	$9.65	$11.59	743,101
01/01/2011 to 12/31/2011	$11.59	$10.94	752,713
01/01/2012 to 12/31/2012	$10.94	$12.49	481,299
01/01/2013 to 12/31/2013	$12.49	$16.91	412,071
01/01/2014 to 12/31/2014	$16.91	$17.60	237,908
01/01/2015 to 12/31/2015	$17.60	$15.88	251,343
ProFund VP Technology
01/01/2006 to 12/31/2006	$8.45	$8.98	673,628
01/01/2007 to 12/31/2007	$8.98	$10.10	1,668,456
01/01/2008 to 12/31/2008	$10.10	$5.53	322,313
01/01/2009 to 12/31/2009	$5.53	$8.78	1,361,950
01/01/2010 to 12/31/2010	$8.78	$9.56	652,534
01/01/2011 to 12/31/2011	$9.56	$9.27	719,037
01/01/2012 to 12/31/2012	$9.27	$10.06	287,188
01/01/2013 to 12/31/2013	$10.06	$12.38	175,316
01/01/2014 to 12/31/2014	$12.38	$14.39	179,412
01/01/2015 to 12/31/2015	$14.39	$14.49	124,421
ProFund VP Telecommunications
01/01/2006 to 12/31/2006	$7.52	$9.93	1,277,316
01/01/2007 to 12/31/2007	$9.93	$10.59	1,098,402
01/01/2008 to 12/31/2008	$10.59	$6.83	840,295
01/01/2009 to 12/31/2009	$6.83	$7.21	472,593
01/01/2010 to 12/31/2010	$7.21	$8.20	847,216
01/01/2011 to 12/31/2011	$8.20	$8.22	476,200
01/01/2012 to 12/31/2012	$8.22	$9.42	486,914
01/01/2013 to 12/31/2013	$9.42	$10.38	375,062
01/01/2014 to 12/31/2014	$10.38	$10.26	329,989
01/01/2015 to 12/31/2015	$10.26	$10.25	246,225
ProFund VP U.S. Government Plus
01/01/2006 to 12/31/2006	$12.64	$11.86	821,668
01/01/2007 to 12/31/2007	$11.86	$12.85	2,443,725
01/01/2008 to 12/31/2008	$12.85	$18.92	2,696,273
01/01/2009 to 12/31/2009	$18.92	$12.54	1,333,606
01/01/2010 to 12/31/2010	$12.54	$13.58	1,042,250
01/01/2011 to 12/31/2011	$13.58	$19.17	1,145,039
01/01/2012 to 12/31/2012	$19.17	$19.03	721,134
01/01/2013 to 12/31/2013	$19.03	$15.14	419,798
01/01/2014 to 12/31/2014	$15.14	$20.31	243,348
01/01/2015 to 12/31/2015	$20.31	$18.85	307,076

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP UltraBull
01/01/2006 to 12/31/2006	$11.87	$14.36	1,596,920
01/01/2007 to 12/31/2007	$14.36	$14.24	1,964,725
01/01/2008 to 12/31/2008	$14.24	$4.57	8,061,341
01/01/2009 to 12/31/2009	$4.57	$6.50	1,590,074
01/01/2010 to 12/31/2010	$6.50	$7.81	914,644
01/01/2011 to 12/31/2011	$7.81	$7.31	689,374
01/01/2012 to 12/31/2012	$7.31	$9.26	451,227
01/01/2013 to 12/31/2013	$9.26	$15.31	302,573
01/01/2014 to 12/31/2014	$15.31	$18.56	265,404
01/01/2015 to 12/31/2015	$18.56	$17.73	202,056
ProFund VP UltraMid-Cap
01/01/2006 to 12/31/2006	$13.91	$15.14	1,588,771
01/01/2007 to 12/31/2007	$15.14	$15.77	1,072,846
01/01/2008 to 12/31/2008	$15.77	$5.04	2,684,256
01/01/2009 to 12/31/2009	$5.04	$8.23	1,356,598
01/01/2010 to 12/31/2010	$8.23	$12.11	1,530,577
01/01/2011 to 12/31/2011	$12.11	$10.28	591,778
01/01/2012 to 12/31/2012	$10.28	$13.40	516,451
01/01/2013 to 12/31/2013	$13.40	$22.48	317,543
01/01/2014 to 12/31/2014	$22.48	$25.51	386,697
01/01/2015 to 12/31/2015	$25.51	$22.79	377,840
ProFund VP UltraNASDAQ-100
01/01/2006 to 12/31/2006	$7.47	$7.70	2,319,572
01/01/2007 to 12/31/2007	$7.70	$9.73	4,024,405
01/01/2008 to 12/31/2008	$9.73	$2.61	3,358,757
01/01/2009 to 12/31/2009	$2.61	$5.63	1,661,197
01/01/2010 to 12/31/2010	$5.63	$7.48	1,359,439
01/01/2011 to 12/31/2011	$7.48	$7.27	1,795,997
01/01/2012 to 12/31/2012	$7.27	$9.57	563,727
01/01/2013 to 12/31/2013	$9.57	$16.84	561,715
01/01/2014 to 12/31/2014	$16.84	$22.50	414,291
01/01/2015 to 12/31/2015	$22.50	$25.14	345,567
ProFund VP UltraSmall-Cap
01/01/2006 to 12/31/2006	$15.23	$18.87	1,580,595
01/01/2007 to 12/31/2007	$18.87	$16.11	527,856
01/01/2008 to 12/31/2008	$16.11	$5.36	2,519,397
01/01/2009 to 12/31/2009	$5.36	$7.39	747,146
01/01/2010 to 12/31/2010	$7.39	$10.79	930,703
01/01/2011 to 12/31/2011	$10.79	$8.61	508,081
01/01/2012 to 12/31/2012	$8.61	$10.97	395,941
01/01/2013 to 12/31/2013	$10.97	$20.13	296,920
01/01/2014 to 12/31/2014	$20.13	$20.87	228,008
01/01/2015 to 12/31/2015	$20.87	$17.86	162,041
ProFund VP Utilities
01/01/2006 to 12/31/2006	$12.37	$14.51	2,195,309
01/01/2007 to 12/31/2007	$14.51	$16.52	3,808,582
01/01/2008 to 12/31/2008	$16.52	$11.26	1,279,942
01/01/2009 to 12/31/2009	$11.26	$12.27	940,314
01/01/2010 to 12/31/2010	$12.27	$12.78	893,746
01/01/2011 to 12/31/2011	$12.78	$14.77	1,349,692
01/01/2012 to 12/31/2012	$14.77	$14.55	788,140
01/01/2013 to 12/31/2013	$14.55	$16.21	725,550
01/01/2014 to 12/31/2014	$16.21	$20.07	821,630
01/01/2015 to 12/31/2015	$20.07	$18.48	503,397

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Prudential SP International Growth Portfolio
01/01/2006 to 12/31/2006	$12.05	$14.35	742,865
01/01/2007 to 12/31/2007	$14.35	$16.87	828,104
01/01/2008 to 12/31/2008	$16.87	$8.25	357,600
01/01/2009 to 12/31/2009	$8.25	$11.12	408,047
01/01/2010 to 12/31/2010	$11.12	$12.47	346,910
01/01/2011 to 12/31/2011	$12.47	$10.44	327,254
01/01/2012 to 12/31/2012	$10.44	$12.56	230,539
01/01/2013 to 12/31/2013	$12.56	$14.69	101,416
01/01/2014 to 12/31/2014	$14.69	$13.62	73,228
01/01/2015 to 12/31/2015	$13.62	$13.84	63,745
S&P Target 24 Portfolio
01/01/2006 to 12/31/2006	$11.01	$11.14	290,152
01/01/2007 to 12/31/2007	$11.14	$11.42	274,858
01/01/2008 to 12/31/2008	$11.42	$8.09	259,188
01/01/2009 to 12/31/2009	$8.09	$9.05	240,776
01/01/2010 to 12/31/2010	$9.05	$10.62	226,552
01/01/2011 to 12/31/2011	$10.62	$11.34	243,395
01/01/2012 to 12/31/2012	$11.34	$12.21	149,031
01/01/2013 to 12/31/2013	$12.21	$17.07	202,561
01/01/2014 to 04/25/2014	$17.07	$16.84	0
Target Managed VIP Portfolio
01/01/2006 to 12/31/2006	$11.94	$13.10	2,772,210
01/01/2007 to 12/31/2007	$13.10	$14.10	2,203,754
01/01/2008 to 12/31/2008	$14.10	$7.65	1,345,285
01/01/2009 to 12/31/2009	$7.65	$8.51	861,853
01/01/2010 to 12/31/2010	$8.51	$9.96	654,754
01/01/2011 to 12/31/2011	$9.96	$9.64	581,345
01/01/2012 to 12/31/2012	$9.64	$10.71	565,987
01/01/2013 to 12/31/2013	$10.71	$14.30	532,138
01/01/2014 to 04/25/2014	$14.30	$14.21	0
The DOW DART 10 Portfolio
01/01/2006 to 12/31/2006	$9.98	$12.32	481,064
01/01/2007 to 12/31/2007	$12.32	$12.20	235,030
01/01/2008 to 12/31/2008	$12.20	$8.58	249,670
01/01/2009 to 12/31/2009	$8.58	$9.61	136,907
01/01/2010 to 12/31/2010	$9.61	$11.04	221,649
01/01/2011 to 12/31/2011	$11.04	$11.69	189,624
01/01/2012 to 12/31/2012	$11.69	$12.73	184,517
01/01/2013 to 12/31/2013	$12.73	$16.39	166,823
01/01/2014 to 04/25/2014	$16.39	$16.13	0
The DOW Target Dividend Portfolio
01/01/2006 to 12/31/2006	$9.76	$11.34	2,310,768
01/01/2007 to 12/31/2007	$11.34	$11.28	2,000,024
01/01/2008 to 12/31/2008	$11.28	$6.59	1,374,063
01/01/2009 to 12/31/2009	$6.59	$7.40	996,116
01/01/2010 to 12/31/2010	$7.40	$8.48	902,956
01/01/2011 to 12/31/2011	$8.48	$8.84	1,077,472
01/01/2012 to 12/31/2012	$8.84	$9.18	630,897
01/01/2013 to 12/31/2013	$9.18	$11.57	561,037
01/01/2014 to 04/25/2014	$11.57	$11.97	0
Value Line Target 25 Portfolio
01/01/2006 to 12/31/2006	$14.82	$15.00	1,119,827
01/01/2007 to 12/31/2007	$15.00	$17.43	1,173,103
01/01/2008 to 12/31/2008	$17.43	$7.74	1,027,401
01/01/2009 to 12/31/2009	$7.74	$8.16	663,617
01/01/2010 to 12/31/2010	$8.16	$10.47	604,695
01/01/2011 to 12/31/2011	$10.47	$7.75	467,540
01/01/2012 to 12/31/2012	$7.75	$9.25	312,129
01/01/2013 to 12/31/2013	$9.25	$11.96	253,593
01/01/2014 to 04/25/2014	$11.96	$12.77	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Wells Fargo Advantage VT Equity Income
01/01/2006 to 12/31/2006	$11.59	$13.51	582,613
01/01/2007 to 12/31/2007	$13.51	$13.66	497,287
01/01/2008 to 12/31/2008	$13.66	$8.53	312,113
01/01/2009 to 12/31/2009	$8.53	$9.81	287,896
01/01/2010 to 07/16/2010	$9.81	$9.43	0
Wells Fargo VT International Equity Fund – Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$13.33	$16.11	637,587
01/01/2011 to 12/31/2011	$16.11	$13.82	523,908
01/01/2012 to 12/31/2012	$13.82	$15.45	401,945
01/01/2013 to 12/31/2013	$15.45	$18.23	283,907
01/01/2014 to 12/31/2014	$18.23	$16.98	217,416
01/01/2015 to 12/31/2015	$16.98	$17.08	210,347
Wells Fargo VT Intrinsic Value Fund – Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$9.43	$10.98	306,415
01/01/2011 to 12/31/2011	$10.98	$10.57	290,158
01/01/2012 to 12/31/2012	$10.57	$12.42	233,447
01/01/2013 to 12/31/2013	$12.42	$15.91	251,990
01/01/2014 to 12/31/2014	$15.91	$17.26	202,790
01/01/2015 to 12/31/2015	$17.26	$16.89	189,933
Wells Fargo VT Omega Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.54	$15.82	385,986
01/01/2011 to 12/31/2011	$15.82	$14.72	411,256
01/01/2012 to 12/31/2012	$14.72	$17.48	413,544
01/01/2013 to 12/31/2013	$17.48	$24.11	306,342
01/01/2014 to 12/31/2014	$24.11	$24.68	201,332
01/01/2015 to 12/31/2015	$24.68	$24.67	142,859
Wells Fargo VT Small Cap Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.25	617,813
01/01/2011 to 12/31/2011	$12.25	$11.52	383,450
01/01/2012 to 12/31/2012	$11.52	$12.25	264,060
01/01/2013 to 12/31/2013	$12.25	$18.14	293,944
01/01/2014 to 12/31/2014	$18.14	$17.54	192,275
01/01/2015 to 12/31/2015	$17.54	$16.80	164,785

*	Denotes the start date of these sub-accounts

ASXT SIX

Prudential Annuities Life Assurance Corporation

Prospectus

ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps OR GRO Plus 2008 60 bps and Combo 5%/HAV 80 bps (3.05%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.13	20,597
01/01/2010 to 12/31/2010	$12.13	$13.17	65,536
01/01/2011 to 12/31/2011	$13.17	$12.43	29,622
01/01/2012 to 12/31/2012	$12.43	$13.57	36,253
01/01/2013 to 12/31/2013	$13.57	$14.46	11,985
01/01/2014 to 12/31/2014	$14.46	$14.56	21,734
01/01/2015 to 12/31/2015	$14.56	$13.66	12,885
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.33	33,933
01/01/2010 to 12/31/2010	$12.33	$13.59	52,061
01/01/2011 to 12/31/2011	$13.59	$13.19	26,435
01/01/2012 to 12/31/2012	$13.19	$14.54	36,464
01/01/2013 to 12/31/2013	$14.54	$16.43	19,293
01/01/2014 to 12/31/2014	$16.43	$16.90	28,366
01/01/2015 to 12/31/2015	$16.90	$16.51	13,993
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.38	11,520
01/01/2010 to 12/31/2010	$12.38	$13.66	10,502
01/01/2011 to 12/31/2011	$13.66	$13.72	7,324
01/01/2012 to 05/04/2012	$13.72	$14.83	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.96	104,004
01/01/2010 to 12/31/2010	$11.96	$13.02	131,786
01/01/2011 to 12/31/2011	$13.02	$12.47	52,667
01/01/2012 to 12/31/2012	$12.47	$13.60	56,424
01/01/2013 to 12/31/2013	$13.60	$15.51	26,419
01/01/2014 to 12/31/2014	$15.51	$16.02	35,868
01/01/2015 to 12/31/2015	$16.02	$15.61	19,466
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.08	0
01/01/2012 to 12/31/2012	$9.08	$9.85	0
01/01/2013 to 12/31/2013	$9.85	$10.58	3,133
01/01/2014 to 12/31/2014	$10.58	$10.76	3,650
01/01/2015 to 12/31/2015	$10.76	$10.12	1,167
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.40	1,087
01/01/2014 to 12/31/2014	$10.40	$10.44	859
01/01/2015 to 12/31/2015	$10.44	$10.15	372
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.41	10,719
01/01/2010 to 12/31/2010	$10.41	$10.49	8,917
01/01/2011 to 12/31/2011	$10.49	$10.40	3,150
01/01/2012 to 12/31/2012	$10.40	$10.55	3,391
01/01/2013 to 12/31/2013	$10.55	$10.01	590
01/01/2014 to 12/31/2014	$10.01	$9.70	546
01/01/2015 to 12/31/2015	$9.70	$9.44	376

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$10.98	109,219
01/01/2010 to 12/31/2010	$10.98	$11.46	174,087
01/01/2011 to 12/31/2011	$11.46	$11.47	92,726
01/01/2012 to 12/31/2012	$11.47	$12.15	96,820
01/01/2013 to 12/31/2013	$12.15	$11.57	35,919
01/01/2014 to 12/31/2014	$11.57	$11.69	32,447
01/01/2015 to 12/31/2015	$11.69	$11.09	10,690
AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$9.96	$9.92	0
01/01/2010 to 12/31/2010	$9.92	$10.52	0
01/01/2011 to 12/31/2011	$10.52	$10.85	0
01/01/2012 to 12/31/2012	$10.85	$10.84	0
01/01/2013 to 12/31/2013	$10.84	$10.48	0
01/01/2014 to 12/31/2014	$10.48	$10.14	0
01/01/2015 to 12/31/2015	$10.14	$9.81	0
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.94	$9.54	10,856
01/01/2010 to 12/31/2010	$9.54	$10.23	53,548
01/01/2011 to 12/31/2011	$10.23	$10.88	99,457
01/01/2012 to 12/31/2012	$10.88	$10.98	49,369
01/01/2013 to 12/31/2013	$10.98	$10.58	31,441
01/01/2014 to 12/31/2014	$10.58	$10.30	14,936
01/01/2015 to 12/31/2015	$10.30	$9.96	16,585
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.63	78,013
01/01/2011 to 12/31/2011	$10.63	$11.48	166,186
01/01/2012 to 12/31/2012	$11.48	$11.70	128,946
01/01/2013 to 12/31/2013	$11.70	$11.11	97,521
01/01/2014 to 12/31/2014	$11.11	$10.92	54,941
01/01/2015 to 12/31/2015	$10.92	$10.61	64,784
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92	$9.61	0
01/01/2010 to 12/31/2010	$9.61	$10.36	0
01/01/2011 to 12/31/2011	$10.36	$11.41	300,079
01/01/2012 to 12/31/2012	$11.41	$11.69	203,929
01/01/2013 to 12/31/2013	$11.69	$10.98	124,021
01/01/2014 to 12/31/2014	$10.98	$10.93	85,105
01/01/2015 to 12/31/2015	$10.93	$10.68	60,763
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.91	$9.51	0
01/01/2010 to 12/31/2010	$9.51	$10.27	0
01/01/2011 to 12/31/2011	$10.27	$11.55	0
01/01/2012 to 12/31/2012	$11.55	$11.85	57,097
01/01/2013 to 12/31/2013	$11.85	$10.93	75,887
01/01/2014 to 12/31/2014	$10.93	$11.05	30,895
01/01/2015 to 12/31/2015	$11.05	$10.83	25,134
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88	$9.19	0
01/01/2010 to 12/31/2010	$9.19	$9.96	67,081
01/01/2011 to 12/31/2011	$9.96	$11.46	5,989
01/01/2012 to 12/31/2012	$11.46	$11.82	3,224
01/01/2013 to 12/31/2013	$11.82	$10.71	100,166
01/01/2014 to 12/31/2014	$10.71	$11.02	58,122
01/01/2015 to 12/31/2015	$11.02	$10.85	72,462

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.87	55,827
01/01/2011 to 12/31/2011	$10.87	$12.68	479,189
01/01/2012 to 12/31/2012	$12.68	$13.12	250,845
01/01/2013 to 12/31/2013	$13.12	$11.83	78,873
01/01/2014 to 12/31/2014	$11.83	$12.35	169,047
01/01/2015 to 12/31/2015	$12.35	$12.19	135,676
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.87	148,179
01/01/2012 to 12/31/2012	$11.87	$12.18	231,919
01/01/2013 to 12/31/2013	$12.18	$10.66	25,469
01/01/2014 to 12/31/2014	$10.66	$11.40	15,562
01/01/2015 to 12/31/2015	$11.40	$11.29	63,122
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.27	77,251
01/01/2013 to 12/31/2013	$10.27	$8.94	685,322
01/01/2014 to 12/31/2014	$8.94	$9.76	475,047
01/01/2015 to 12/31/2015	$9.76	$9.72	181,993
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.64	347,529
01/01/2014 to 12/31/2014	$8.64	$9.60	177,322
01/01/2015 to 12/31/2015	$9.60	$9.57	10,739
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.16	16,526
01/01/2015 to 12/31/2015	$11.16	$11.03	330,937
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.81	181,833
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14	$10.28	0
01/01/2010 to 12/31/2010	$10.28	$11.34	916
01/01/2011 to 12/31/2011	$11.34	$10.34	252
01/01/2012 to 12/31/2012	$10.34	$11.36	289
01/01/2013 to 12/31/2013	$11.36	$14.47	201
01/01/2014 to 12/31/2014	$14.47	$15.47	783
01/01/2015 to 12/31/2015	$15.47	$14.28	374
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.23	88,371
01/01/2010 to 12/31/2010	$12.23	$13.44	112,968
01/01/2011 to 12/31/2011	$13.44	$12.71	48,818
01/01/2012 to 12/31/2012	$12.71	$14.02	64,061
01/01/2013 to 12/31/2013	$14.02	$16.67	34,911
01/01/2014 to 12/31/2014	$16.67	$17.29	31,756
01/01/2015 to 12/31/2015	$17.29	$16.86	17,277
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.52	0
01/01/2014 to 12/31/2014	$11.52	$12.69	237
01/01/2015 to 12/31/2015	$12.69	$11.86	106
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61	$14.41	3,009
01/01/2010 to 12/31/2010	$14.41	$17.98	2,762
01/01/2011 to 12/31/2011	$17.98	$18.59	1,055
01/01/2012 to 12/31/2012	$18.59	$20.78	1,973
01/01/2013 to 12/31/2013	$20.78	$20.78	973
01/01/2014 to 12/31/2014	$20.78	$26.38	1,299
01/01/2015 to 12/31/2015	$26.38	$26.81	824
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.60	0
01/01/2014 to 12/31/2014	$9.60	$9.78	0
01/01/2015 to 12/31/2015	$9.78	$9.47	2,686

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03	$11.89	9,882
01/01/2010 to 12/31/2010	$11.89	$13.06	11,383
01/01/2011 to 12/31/2011	$13.06	$12.35	6,047
01/01/2012 to 12/31/2012	$12.35	$13.61	6,502
01/01/2013 to 12/31/2013	$13.61	$15.73	1,090
01/01/2014 to 12/31/2014	$15.73	$16.12	1,812
01/01/2015 to 10/16/2015	$16.12	$15.90	0
AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.21	40,030
01/01/2010 to 12/31/2010	$12.21	$13.54	69,693
01/01/2011 to 12/31/2011	$13.54	$12.93	27,636
01/01/2012 to 12/31/2012	$12.93	$13.87	29,060
01/01/2013 to 12/31/2013	$13.87	$15.43	12,216
01/01/2014 to 12/31/2014	$15.43	$15.43	13,448
01/01/2015 to 12/31/2015	$15.43	$15.11	7,606
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.64	85,979
01/01/2013 to 12/31/2013	$10.64	$12.85	61,658
01/01/2014 to 12/31/2014	$12.85	$12.85	66,734
01/01/2015 to 10/16/2015	$12.85	$12.17	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.71	0
01/01/2014 to 12/31/2014	$10.71	$10.65	235
01/01/2015 to 10/16/2015	$10.65	$10.05	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.86	$13.84	5,212
01/01/2010 to 12/31/2010	$13.84	$16.13	5,671
01/01/2011 to 12/31/2011	$16.13	$14.85	2,697
01/01/2012 to 12/31/2012	$14.85	$18.26	2,502
01/01/2013 to 12/31/2013	$18.26	$18.47	757
01/01/2014 to 12/31/2014	$18.47	$20.40	1,542
01/01/2015 to 12/31/2015	$20.40	$19.76	470
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$10.05	$12.75	5,300
01/01/2010 to 12/31/2010	$12.75	$13.64	5,682
01/01/2011 to 12/31/2011	$13.64	$12.70	564
01/01/2012 to 12/31/2012	$12.70	$14.74	1,000
01/01/2013 to 12/31/2013	$14.74	$18.54	549
01/01/2014 to 02/07/2014	$18.54	$18.22	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$12.12	5,259
01/01/2010 to 12/31/2010	$12.12	$13.27	4,461
01/01/2011 to 12/31/2011	$13.27	$12.15	2,054
01/01/2012 to 12/31/2012	$12.15	$14.10	2,577
01/01/2013 to 12/31/2013	$14.10	$18.25	2,072
01/01/2014 to 12/31/2014	$18.25	$20.02	2,527
01/01/2015 to 12/31/2015	$20.02	$18.51	593
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.06	$13.39	10,087
01/01/2010 to 12/31/2010	$13.39	$15.56	11,918
01/01/2011 to 12/31/2011	$15.56	$14.64	5,719
01/01/2012 to 12/31/2012	$14.64	$16.97	5,361
01/01/2013 to 12/31/2013	$16.97	$21.75	3,788
01/01/2014 to 12/31/2014	$21.75	$23.52	5,202
01/01/2015 to 12/31/2015	$23.52	$21.51	3,500

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.78	8,173
01/01/2010 to 12/31/2010	$11.78	$12.74	48,976
01/01/2011 to 12/31/2011	$12.74	$12.29	29,103
01/01/2012 to 12/31/2012	$12.29	$13.13	27,510
01/01/2013 to 12/31/2013	$13.13	$13.98	3,763
01/01/2014 to 12/31/2014	$13.98	$14.10	12,688
01/01/2015 to 12/31/2015	$14.10	$13.54	15,831
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95	$12.67	11,393
01/01/2010 to 12/31/2010	$12.67	$15.58	11,365
01/01/2011 to 12/31/2011	$15.58	$15.30	2,764
01/01/2012 to 12/31/2012	$15.30	$17.16	5,135
01/01/2013 to 12/31/2013	$17.16	$23.09	1,883
01/01/2014 to 12/31/2014	$23.09	$24.00	5,106
01/01/2015 to 12/31/2015	$24.00	$21.99	2,218
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.67	3,083
01/01/2010 to 12/31/2010	$12.67	$13.81	2,749
01/01/2011 to 12/31/2011	$13.81	$13.33	1,157
01/01/2012 to 12/31/2012	$13.33	$14.65	912
01/01/2013 to 12/31/2013	$14.65	$19.12	533
01/01/2014 to 12/31/2014	$19.12	$18.83	3,009
01/01/2015 to 12/31/2015	$18.83	$17.15	1,113
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.43	5,092
01/01/2010 to 12/31/2010	$12.43	$13.68	10,081
01/01/2011 to 12/31/2011	$13.68	$13.68	2,509
01/01/2012 to 12/31/2012	$13.68	$15.11	5,003
01/01/2013 to 12/31/2013	$15.11	$15.70	4,092
01/01/2014 to 12/31/2014	$15.70	$15.61	4,193
01/01/2015 to 12/31/2015	$15.61	$14.59	158
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.18	2,490
01/01/2010 to 12/31/2010	$13.18	$14.63	11,291
01/01/2011 to 12/31/2011	$14.63	$12.35	3,255
01/01/2012 to 12/31/2012	$12.35	$14.42	4,810
01/01/2013 to 12/31/2013	$14.42	$16.64	2,931
01/01/2014 to 12/31/2014	$16.64	$15.24	3,701
01/01/2015 to 12/31/2015	$15.24	$15.24	2,164
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$13.01	2,413
01/01/2010 to 12/31/2010	$13.01	$14.02	2,501
01/01/2011 to 12/31/2011	$14.02	$11.88	1,271
01/01/2012 to 12/31/2012	$11.88	$13.44	1,073
01/01/2013 to 12/31/2013	$13.44	$15.57	345
01/01/2014 to 12/31/2014	$15.57	$14.08	415
01/01/2015 to 12/31/2015	$14.08	$13.76	251
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.17	20,236
01/01/2010 to 12/31/2010	$12.17	$13.42	32,414
01/01/2011 to 12/31/2011	$13.42	$12.94	14,505
01/01/2012 to 12/31/2012	$12.94	$14.25	12,999
01/01/2013 to 12/31/2013	$14.25	$16.07	2,443
01/01/2014 to 12/31/2014	$16.07	$16.57	3,605
01/01/2015 to 12/31/2015	$16.57	$15.89	1,743

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.50	6,659
01/01/2010 to 12/31/2010	$13.50	$14.02	15,984
01/01/2011 to 12/31/2011	$14.02	$12.35	3,646
01/01/2012 to 12/31/2012	$12.35	$14.60	4,897
01/01/2013 to 12/31/2013	$14.60	$16.33	2,837
01/01/2014 to 12/31/2014	$16.33	$14.82	3,439
01/01/2015 to 12/31/2015	$14.82	$13.97	1,733
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.08	$11.59	20,757
01/01/2010 to 12/31/2010	$11.59	$12.06	27,863
01/01/2011 to 12/31/2011	$12.06	$11.72	14,468
01/01/2012 to 12/31/2012	$11.72	$12.58	14,931
01/01/2013 to 12/31/2013	$12.58	$13.54	3,132
01/01/2014 to 12/31/2014	$13.54	$13.84	3,997
01/01/2015 to 12/31/2015	$13.84	$13.39	2,268
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.27	0
01/01/2010 to 12/31/2010	$10.27	$11.09	692
01/01/2011 to 12/31/2011	$11.09	$10.82	502
01/01/2012 to 12/31/2012	$10.82	$12.08	5,202
01/01/2013 to 12/31/2013	$12.08	$15.99	3,955
01/01/2014 to 12/31/2014	$15.99	$16.97	1,311
01/01/2015 to 12/31/2015	$16.97	$18.21	137
AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.65	573
01/01/2010 to 12/31/2010	$12.65	$13.88	14,237
01/01/2011 to 12/31/2011	$13.88	$12.89	2,571
01/01/2012 to 12/31/2012	$12.89	$14.61	3,452
01/01/2013 to 12/31/2013	$14.61	$19.81	2,533
01/01/2014 to 12/31/2014	$19.81	$21.84	2,755
01/01/2015 to 12/31/2015	$21.84	$19.52	1,714
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.63	10,541
01/01/2010 to 12/31/2010	$12.63	$14.66	10,205
01/01/2011 to 12/31/2011	$14.66	$14.09	6,178
01/01/2012 to 12/31/2012	$14.09	$15.33	5,047
01/01/2013 to 12/31/2013	$15.33	$20.31	4,771
01/01/2014 to 12/31/2014	$20.31	$21.77	5,355
01/01/2015 to 12/31/2015	$21.77	$23.23	1,841
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.00	1,494
01/01/2010 to 12/31/2010	$12.00	$13.20	5,460
01/01/2011 to 12/31/2011	$13.20	$14.10	3,371
01/01/2012 to 12/31/2012	$14.10	$14.48	3,340
01/01/2013 to 12/31/2013	$14.48	$13.76	550
01/01/2014 to 12/31/2014	$13.76	$14.19	2,615
01/01/2015 to 12/31/2015	$14.19	$13.67	1,997
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07	$13.28	9,929
01/01/2010 to 12/31/2010	$13.28	$14.42	7,763
01/01/2011 to 12/31/2011	$14.42	$13.54	3,117
01/01/2012 to 12/31/2012	$13.54	$16.16	6,301
01/01/2013 to 12/31/2013	$16.16	$20.00	2,669
01/01/2014 to 12/31/2014	$20.00	$20.09	6,478
01/01/2015 to 12/31/2015	$20.09	$19.19	1,884

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.07	12,013
01/01/2010 to 12/31/2010	$12.07	$13.20	19,094
01/01/2011 to 12/31/2011	$13.20	$12.72	5,650
01/01/2012 to 12/31/2012	$12.72	$14.44	12,520
01/01/2013 to 12/31/2013	$14.44	$19.14	7,446
01/01/2014 to 12/31/2014	$19.14	$20.17	7,479
01/01/2015 to 12/31/2015	$20.17	$20.97	3,288
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.14	0
01/01/2013 to 12/31/2013	$10.14	$13.23	0
01/01/2014 to 12/31/2014	$13.23	$14.13	0
01/01/2015 to 12/31/2015	$14.13	$13.60	0
AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.14	12,399
01/01/2010 to 12/31/2010	$13.14	$15.75	8,558
01/01/2011 to 12/31/2011	$15.75	$14.74	4,926
01/01/2012 to 12/31/2012	$14.74	$16.92	5,226
01/01/2013 to 12/31/2013	$16.92	$21.73	2,453
01/01/2014 to 12/31/2014	$21.73	$24.22	4,675
01/01/2015 to 12/31/2015	$24.22	$21.93	1,847
AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.00	$9.80	61,155
01/01/2010 to 12/31/2010	$9.80	$9.50	66,807
01/01/2011 to 12/31/2011	$9.50	$9.22	22,753
01/01/2012 to 12/31/2012	$9.22	$8.94	21,654
01/01/2013 to 12/31/2013	$8.94	$8.66	38,219
01/01/2014 to 12/31/2014	$8.66	$8.40	34,608
01/01/2015 to 12/31/2015	$8.40	$8.14	10,538
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.05	0
01/01/2012 to 12/31/2012	$10.05	$10.21	454
01/01/2013 to 12/31/2013	$10.21	$9.62	0
01/01/2014 to 12/31/2014	$9.62	$9.81	1,453
01/01/2015 to 10/16/2015	$9.81	$9.67	0
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.28	2,880
01/01/2010 to 12/31/2010	$12.28	$15.32	12,697
01/01/2011 to 12/31/2011	$15.32	$15.10	3,661
01/01/2012 to 12/31/2012	$15.10	$16.46	10,250
01/01/2013 to 12/31/2013	$16.46	$21.16	6,640
01/01/2014 to 12/31/2014	$21.16	$22.14	4,576
01/01/2015 to 10/16/2015	$22.14	$22.45	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.93	$11.99	1,364
01/01/2010 to 12/31/2010	$11.99	$13.98	13,027
01/01/2011 to 04/29/2011	$13.98	$15.60	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.62	1,324
01/01/2010 to 12/31/2010	$13.62	$16.31	2,199
01/01/2011 to 12/31/2011	$16.31	$15.42	751
01/01/2012 to 12/31/2012	$15.42	$17.51	4,345
01/01/2013 to 12/31/2013	$17.51	$24.10	3,593
01/01/2014 to 12/31/2014	$24.10	$26.70	2,440
01/01/2015 to 12/31/2015	$26.70	$24.42	683

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.22	17,403
01/01/2013 to 12/31/2013	$10.22	$11.79	12,005
01/01/2014 to 12/31/2014	$11.79	$12.01	6,593
01/01/2015 to 12/31/2015	$12.01	$11.50	2,031
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05	$14.70	544
01/01/2010 to 12/31/2010	$14.70	$17.42	8,655
01/01/2011 to 12/31/2011	$17.42	$13.47	3,004
01/01/2012 to 12/31/2012	$13.47	$15.40	3,488
01/01/2013 to 12/31/2013	$15.40	$14.96	966
01/01/2014 to 12/31/2014	$14.96	$13.82	1,352
01/01/2015 to 12/31/2015	$13.82	$11.16	448
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.53	117,847
01/01/2010 to 12/31/2010	$11.53	$12.36	141,279
01/01/2011 to 12/31/2011	$12.36	$12.10	76,596
01/01/2012 to 12/31/2012	$12.10	$12.95	76,027
01/01/2013 to 12/31/2013	$12.95	$13.71	18,950
01/01/2014 to 12/31/2014	$13.71	$14.06	22,497
01/01/2015 to 12/31/2015	$14.06	$13.65	38,106
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.05	193
01/01/2012 to 12/31/2012	$10.05	$10.43	85
01/01/2013 to 12/31/2013	$10.43	$9.88	0
01/01/2014 to 12/31/2014	$9.88	$10.16	6,980
01/01/2015 to 12/31/2015	$10.16	$9.82	2,068
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.07	33,032
01/01/2010 to 12/31/2010	$12.07	$13.93	76,341
01/01/2011 to 12/31/2011	$13.93	$12.67	31,690
01/01/2012 to 12/31/2012	$12.67	$13.87	41,291
01/01/2013 to 12/31/2013	$13.87	$15.74	17,345
01/01/2014 to 12/31/2014	$15.74	$16.66	25,798
01/01/2015 to 12/31/2015	$16.66	$16.05	34,968
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.72	56
01/01/2010 to 12/31/2010	$12.72	$14.19	312
01/01/2011 to 12/31/2011	$14.19	$14.23	118
01/01/2012 to 12/31/2012	$14.23	$16.39	83
01/01/2013 to 12/31/2013	$16.39	$21.05	34
01/01/2014 to 12/31/2014	$21.05	$23.92	165
01/01/2015 to 12/31/2015	$23.92	$23.90	79
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.81	0
01/01/2012 to 12/31/2012	$8.81	$9.67	0
01/01/2013 to 12/31/2013	$9.67	$11.47	0
01/01/2014 to 12/31/2014	$11.47	$11.85	0
01/01/2015 to 12/31/2015	$11.85	$11.50	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.04	$11.86	24,557
01/01/2010 to 12/31/2010	$11.86	$12.87	39,827
01/01/2011 to 12/31/2011	$12.87	$12.25	16,831
01/01/2012 to 12/31/2012	$12.25	$13.09	20,040
01/01/2013 to 12/31/2013	$13.09	$14.27	5,148
01/01/2014 to 12/31/2014	$14.27	$14.55	10,773
01/01/2015 to 12/31/2015	$14.55	$14.08	6,595

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$10.05	$12.26	8,395
01/01/2010 to 12/31/2010	$12.26	$13.59	20,779
01/01/2011 to 12/31/2011	$13.59	$12.86	9,445
01/01/2012 to 12/31/2012	$12.86	$14.45	11,058
01/01/2013 to 12/31/2013	$14.45	$16.54	4,145
01/01/2014 to 12/31/2014	$16.54	$16.91	8,569
01/01/2015 to 12/31/2015	$16.91	$16.30	8,770
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.30	20,952
01/01/2010 to 12/31/2010	$12.30	$13.34	37,585
01/01/2011 to 12/31/2011	$13.34	$12.49	18,344
01/01/2012 to 12/31/2012	$12.49	$13.46	17,149
01/01/2013 to 12/31/2013	$13.46	$14.93	6,711
01/01/2014 to 12/31/2014	$14.93	$14.91	8,691
01/01/2015 to 10/16/2015	$14.91	$14.34	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.90	3,606
01/01/2010 to 12/31/2010	$12.90	$16.57	4,862
01/01/2011 to 12/31/2011	$16.57	$13.96	5,255
01/01/2012 to 12/31/2012	$13.96	$16.25	5,823
01/01/2013 to 12/31/2013	$16.25	$22.19	4,781
01/01/2014 to 12/31/2014	$22.19	$22.57	6,128
01/01/2015 to 12/31/2015	$22.57	$22.18	3,068
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$13.05	1,009
01/01/2010 to 12/31/2010	$13.05	$17.25	4,684
01/01/2011 to 12/31/2011	$17.25	$16.57	1,545
01/01/2012 to 12/31/2012	$16.57	$18.01	4,955
01/01/2013 to 12/31/2013	$18.01	$23.61	3,505
01/01/2014 to 12/31/2014	$23.61	$23.76	1,821
01/01/2015 to 12/31/2015	$23.76	$23.22	565
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.85	758
01/01/2010 to 12/31/2010	$12.85	$15.70	9,508
01/01/2011 to 12/31/2011	$15.70	$14.31	2,394
01/01/2012 to 12/31/2012	$14.31	$16.40	3,290
01/01/2013 to 12/31/2013	$16.40	$21.84	2,171
01/01/2014 to 12/31/2014	$21.84	$22.29	2,870
01/01/2015 to 12/31/2015	$22.29	$20.68	1,386
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.06	43,885
01/01/2010 to 12/31/2010	$12.06	$13.05	45,724
01/01/2011 to 12/31/2011	$13.05	$12.90	20,735
01/01/2012 to 12/31/2012	$12.90	$14.19	29,389
01/01/2013 to 12/31/2013	$14.19	$16.08	15,266
01/01/2014 to 12/31/2014	$16.08	$16.50	25,157
01/01/2015 to 12/31/2015	$16.50	$16.01	14,684
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.82	240
01/01/2010 to 12/31/2010	$12.82	$14.07	187
01/01/2011 to 12/31/2011	$14.07	$13.42	1,337
01/01/2012 to 12/31/2012	$13.42	$15.25	120
01/01/2013 to 12/31/2013	$15.25	$19.18	429
01/01/2014 to 12/31/2014	$19.18	$19.98	1,130
01/01/2015 to 10/16/2015	$19.98	$18.32	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.07	5,649
01/01/2010 to 12/31/2010	$13.07	$14.68	16,473
01/01/2011 to 12/31/2011	$14.68	$13.99	4,943
01/01/2012 to 12/31/2012	$13.99	$15.95	7,580
01/01/2013 to 12/31/2013	$15.95	$22.27	3,641
01/01/2014 to 12/31/2014	$22.27	$23.39	8,038
01/01/2015 to 12/31/2015	$23.39	$24.85	3,791
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30	$13.66	22,188
01/01/2010 to 12/31/2010	$13.66	$15.96	33,585
01/01/2011 to 12/31/2011	$15.96	$13.16	12,364
01/01/2012 to 12/31/2012	$13.16	$13.22	17,404
01/01/2013 to 12/31/2013	$13.22	$14.79	7,649
01/01/2014 to 12/31/2014	$14.79	$13.14	8,829
01/01/2015 to 12/31/2015	$13.14	$10.29	4,076
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.03	7,216
01/01/2010 to 12/31/2010	$11.03	$11.31	13,161
01/01/2011 to 12/31/2011	$11.31	$11.42	8,552
01/01/2012 to 12/31/2012	$11.42	$11.65	8,562
01/01/2013 to 12/31/2013	$11.65	$10.87	953
01/01/2014 to 12/31/2014	$10.87	$10.59	1,094
01/01/2015 to 12/31/2015	$10.59	$9.80	886
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.68	35,658
01/01/2010 to 12/31/2010	$12.68	$14.09	29,905
01/01/2011 to 12/31/2011	$14.09	$13.19	9,998
01/01/2012 to 12/31/2012	$13.19	$14.19	18,422
01/01/2013 to 12/31/2013	$14.19	$16.58	11,668
01/01/2014 to 12/31/2014	$16.58	$16.96	12,844
01/01/2015 to 12/31/2015	$16.96	$16.34	17,657
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.68	608
01/01/2010 to 12/31/2010	$10.68	$11.17	8,009
01/01/2011 to 12/31/2011	$11.17	$11.48	2,004
01/01/2012 to 12/31/2012	$11.48	$12.00	4,104
01/01/2013 to 12/31/2013	$12.00	$11.46	1,345
01/01/2014 to 12/31/2014	$11.46	$11.91	3,980
01/01/2015 to 12/31/2015	$11.91	$11.69	2,333
Evergreen VA Growth Fund
05/01/2009 to 12/31/2009	$10.04	$12.55	0
01/01/2010 to 07/16/2010	$12.55	$12.19	0
Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$10.05	$12.65	96
01/01/2010 to 07/16/2010	$12.65	$11.93	0
Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$9.89	$12.76	471
01/01/2010 to 07/16/2010	$12.76	$11.82	0
First Trust Target Focus Four Portfolio
05/01/2009 to 12/31/2009	$10.10	$13.19	0
01/01/2010 to 12/31/2010	$13.19	$15.21	400
01/01/2011 to 12/31/2011	$15.21	$13.14	113
01/01/2012 to 12/31/2012	$13.14	$14.50	127
01/01/2013 to 12/31/2013	$14.50	$18.43	0
01/01/2014 to 04/25/2014	$18.43	$18.91	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$10.07	$12.74	43,424
01/01/2010 to 12/31/2010	$12.74	$13.62	109,519
01/01/2011 to 12/31/2011	$13.62	$12.98	50,893
01/01/2012 to 09/21/2012	$12.98	$14.39	0
Global Dividend Target 15 Portfolio
05/01/2009 to 12/31/2009	$10.06	$14.39	685
01/01/2010 to 12/31/2010	$14.39	$15.31	1,333
01/01/2011 to 12/31/2011	$15.31	$13.73	657
01/01/2012 to 12/31/2012	$13.73	$16.69	812
01/01/2013 to 12/31/2013	$16.69	$18.50	52
01/01/2014 to 04/25/2014	$18.50	$18.03	0
Invesco V.I. Capital Development Fund – Series I
04/29/2011* to 12/31/2011	$10.03	$8.09	380
01/01/2012 to 04/27/2012	$8.09	$9.13	0
Invesco V.I. Diversified Dividend Fund – Series I
04/29/2011* to 12/31/2011	$9.99	$9.03	981
01/01/2012 to 12/31/2012	$9.03	$10.40	1,301
01/01/2013 to 12/31/2013	$10.40	$13.21	478
01/01/2014 to 12/31/2014	$13.21	$14.45	1,153
01/01/2015 to 12/31/2015	$14.45	$14.30	515
Invesco V.I. Dynamics Fund – Series I
05/01/2009 to 12/31/2009	$10.04	$13.06	637
01/01/2010 to 12/31/2010	$13.06	$15.68	576
01/01/2011 to 04/29/2011	$15.68	$17.38	0
Invesco V.I. Financial Services Fund – Series I
05/01/2009 to 12/31/2009	$10.00	$13.90	2,477
01/01/2010 to 12/31/2010	$13.90	$14.86	1,798
01/01/2011 to 04/29/2011	$14.86	$15.61	0
Invesco V.I. Global Health Care Fund – Series I
05/01/2009 to 12/31/2009	$9.95	$12.67	410
01/01/2010 to 12/31/2010	$12.67	$12.93	1,135
01/01/2011 to 12/31/2011	$12.93	$13.03	509
01/01/2012 to 12/31/2012	$13.03	$15.28	646
01/01/2013 to 12/31/2013	$15.28	$20.81	58
01/01/2014 to 12/31/2014	$20.81	$24.15	145
01/01/2015 to 12/31/2015	$24.15	$24.15	74
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.67	486
01/01/2013 to 12/31/2013	$9.67	$12.85	147
01/01/2014 to 12/31/2014	$12.85	$13.46	396
01/01/2015 to 12/31/2015	$13.46	$13.20	206
NVIT Developing Markets Fund
05/01/2009 to 12/31/2009	$10.12	$14.41	3,106
01/01/2010 to 12/31/2010	$14.41	$16.23	2,867
01/01/2011 to 12/31/2011	$16.23	$12.21	701
01/01/2012 to 12/31/2012	$12.21	$13.82	674
01/01/2013 to 12/31/2013	$13.82	$13.40	15
01/01/2014 to 12/31/2014	$13.40	$12.24	400
01/01/2015 to 12/31/2015	$12.24	$9.93	186
ProFund VP Asia 30
05/01/2009 to 12/31/2009	$10.20	$13.92	0
01/01/2010 to 12/31/2010	$13.92	$15.37	0
01/01/2011 to 12/31/2011	$15.37	$10.88	0
01/01/2012 to 12/31/2012	$10.88	$12.18	0
01/01/2013 to 12/31/2013	$12.18	$13.58	0
01/01/2014 to 12/31/2014	$13.58	$12.96	0
01/01/2015 to 12/31/2015	$12.96	$11.38	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Banks
05/01/2009 to 12/31/2009	$9.77	$12.43	0
01/01/2010 to 12/31/2010	$12.43	$13.05	0
01/01/2011 to 12/31/2011	$13.05	$9.27	0
01/01/2012 to 12/31/2012	$9.27	$11.99	0
01/01/2013 to 12/31/2013	$11.99	$15.51	0
01/01/2014 to 12/31/2014	$15.51	$16.60	0
01/01/2015 to 12/31/2015	$16.60	$16.02	0
ProFund VP Basic Materials
05/01/2009 to 12/31/2009	$10.15	$14.20	347
01/01/2010 to 12/31/2010	$14.20	$17.86	463
01/01/2011 to 12/31/2011	$17.86	$14.52	0
01/01/2012 to 12/31/2012	$14.52	$15.27	0
01/01/2013 to 12/31/2013	$15.27	$17.53	0
01/01/2014 to 12/31/2014	$17.53	$17.28	0
01/01/2015 to 12/31/2015	$17.28	$14.42	0
ProFund VP Bear
05/01/2009 to 12/31/2009	$9.94	$7.28	1,686
01/01/2010 to 12/31/2010	$7.28	$5.80	7,621
01/01/2011 to 12/31/2011	$5.80	$5.13	1,565
01/01/2012 to 12/31/2012	$5.13	$4.14	1,206
01/01/2013 to 12/31/2013	$4.14	$2.95	0
01/01/2014 to 12/31/2014	$2.95	$2.45	0
01/01/2015 to 12/31/2015	$2.45	$2.26	0
ProFund VP Bull
05/01/2009 to 12/31/2009	$10.05	$12.58	0
01/01/2010 to 12/31/2010	$12.58	$13.74	0
01/01/2011 to 12/31/2011	$13.74	$13.32	0
01/01/2012 to 12/31/2012	$13.32	$14.70	0
01/01/2013 to 12/31/2013	$14.70	$18.50	0
01/01/2014 to 12/31/2014	$18.50	$19.99	0
01/01/2015 to 12/31/2015	$19.99	$19.29	0
ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.49	0
01/01/2010 to 12/31/2010	$12.49	$14.21	391
01/01/2011 to 12/31/2011	$14.21	$14.73	0
01/01/2012 to 12/31/2012	$14.73	$15.83	0
01/01/2013 to 12/31/2013	$15.83	$19.72	0
01/01/2014 to 12/31/2014	$19.72	$21.07	0
01/01/2015 to 12/31/2015	$21.07	$21.28	0
ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$9.95	$12.22	0
01/01/2010 to 12/31/2010	$12.22	$14.39	399
01/01/2011 to 12/31/2011	$14.39	$14.72	0
01/01/2012 to 12/31/2012	$14.72	$17.42	0
01/01/2013 to 12/31/2013	$17.42	$23.62	0
01/01/2014 to 12/31/2014	$23.62	$25.75	0
01/01/2015 to 12/31/2015	$25.75	$26.14	0
ProFund VP Europe 30
05/01/2009 to 12/31/2009	$10.15	$13.55	0
01/01/2010 to 12/31/2010	$13.55	$13.48	0
01/01/2011 to 12/31/2011	$13.48	$11.91	0
01/01/2012 to 12/31/2012	$11.91	$13.46	0
01/01/2013 to 12/31/2013	$13.46	$15.87	0
01/01/2014 to 12/31/2014	$15.87	$14.06	0
01/01/2015 to 12/31/2015	$14.06	$12.15	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Financials
05/01/2009 to 12/31/2009	$9.83	$12.79	834
01/01/2010 to 12/31/2010	$12.79	$13.76	685
01/01/2011 to 12/31/2011	$13.76	$11.50	115
01/01/2012 to 12/31/2012	$11.50	$13.90	179
01/01/2013 to 12/31/2013	$13.90	$17.80	20
01/01/2014 to 12/31/2014	$17.80	$19.49	0
01/01/2015 to 12/31/2015	$19.49	$18.61	0
ProFund VP Health Care
05/01/2009 to 12/31/2009	$9.98	$12.70	0
01/01/2010 to 12/31/2010	$12.70	$12.66	0
01/01/2011 to 12/31/2011	$12.66	$13.52	0
01/01/2012 to 12/31/2012	$13.52	$15.39	0
01/01/2013 to 12/31/2013	$15.39	$20.85	0
01/01/2014 to 12/31/2014	$20.85	$25.01	0
01/01/2015 to 12/31/2015	$25.01	$25.46	0
ProFund VP Industrials
05/01/2009 to 12/31/2009	$10.11	$12.70	0
01/01/2010 to 12/31/2010	$12.70	$15.23	0
01/01/2011 to 12/31/2011	$15.23	$14.50	0
01/01/2012 to 12/31/2012	$14.50	$16.28	0
01/01/2013 to 12/31/2013	$16.28	$21.82	0
01/01/2014 to 12/31/2014	$21.82	$22.33	0
01/01/2015 to 12/31/2015	$22.33	$20.91	0
ProFund VP Japan
05/01/2009 to 12/31/2009	$10.22	$11.29	0
01/01/2010 to 12/31/2010	$11.29	$10.23	0
01/01/2011 to 12/31/2011	$10.23	$8.08	0
01/01/2012 to 12/31/2012	$8.08	$9.63	0
01/01/2013 to 12/31/2013	$9.63	$13.84	0
01/01/2014 to 12/31/2014	$13.84	$13.85	0
01/01/2015 to 12/31/2015	$13.85	$14.21	0
ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$10.07	$12.56	0
01/01/2010 to 12/31/2010	$12.56	$13.78	0
01/01/2011 to 12/31/2011	$13.78	$13.78	0
01/01/2012 to 12/31/2012	$13.78	$15.06	0
01/01/2013 to 12/31/2013	$15.06	$19.08	0
01/01/2014 to 12/31/2014	$19.08	$20.88	0
01/01/2015 to 12/31/2015	$20.88	$21.01	0
ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$10.03	$12.61	1,267
01/01/2010 to 12/31/2010	$12.61	$13.81	699
01/01/2011 to 12/31/2011	$13.81	$13.21	66
01/01/2012 to 12/31/2012	$13.21	$14.79	87
01/01/2013 to 12/31/2013	$14.79	$18.62	0
01/01/2014 to 12/31/2014	$18.62	$19.94	0
01/01/2015 to 12/31/2015	$19.94	$18.42	0
ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$9.99	$12.58	1,273
01/01/2010 to 12/31/2010	$12.58	$15.66	702
01/01/2011 to 12/31/2011	$15.66	$14.75	66
01/01/2012 to 12/31/2012	$14.75	$16.50	88
01/01/2013 to 12/31/2013	$16.50	$20.88	0
01/01/2014 to 12/31/2014	$20.88	$21.43	0
01/01/2015 to 12/31/2015	$21.43	$20.84	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$9.92	$12.68	0
01/01/2010 to 12/31/2010	$12.68	$14.81	0
01/01/2011 to 12/31/2011	$14.81	$13.80	0
01/01/2012 to 12/31/2012	$13.80	$15.59	0
01/01/2013 to 12/31/2013	$15.59	$19.98	0
01/01/2014 to 12/31/2014	$19.98	$21.34	0
01/01/2015 to 12/31/2015	$21.34	$18.99	0
ProFund VP NASDAQ-100
05/01/2009 to 12/31/2009	$10.01	$12.96	0
01/01/2010 to 12/31/2010	$12.96	$14.86	0
01/01/2011 to 12/31/2011	$14.86	$14.62	0
01/01/2012 to 12/31/2012	$14.62	$16.47	0
01/01/2013 to 12/31/2013	$16.47	$21.45	0
01/01/2014 to 12/31/2014	$21.45	$24.33	0
01/01/2015 to 12/31/2015	$24.33	$25.34	0
ProFund VP Oil & Gas
05/01/2009 to 12/31/2009	$10.30	$11.85	404
01/01/2010 to 12/31/2010	$11.85	$13.53	340
01/01/2011 to 12/31/2011	$13.53	$13.42	115
01/01/2012 to 12/31/2012	$13.42	$13.38	133
01/01/2013 to 12/31/2013	$13.38	$16.10	36
01/01/2014 to 12/31/2014	$16.10	$13.91	0
01/01/2015 to 12/31/2015	$13.91	$10.33	0
ProFund VP Pharmaceuticals
05/01/2009 to 12/31/2009	$10.02	$13.00	0
01/01/2010 to 12/31/2010	$13.00	$12.67	0
01/01/2011 to 12/31/2011	$12.67	$14.26	0
01/01/2012 to 12/31/2012	$14.26	$15.47	0
01/01/2013 to 12/31/2013	$15.47	$19.74	0
01/01/2014 to 12/31/2014	$19.74	$22.84	0
01/01/2015 to 12/31/2015	$22.84	$23.13	0
ProFund VP Precious Metals
05/01/2009 to 12/31/2009	$10.01	$13.59	0
01/01/2010 to 12/31/2010	$13.59	$17.51	0
01/01/2011 to 12/31/2011	$17.51	$13.72	0
01/01/2012 to 12/31/2012	$13.72	$11.36	0
01/01/2013 to 12/31/2013	$11.36	$6.84	0
01/01/2014 to 12/31/2014	$6.84	$5.05	0
01/01/2015 to 12/31/2015	$5.05	$3.28	0
ProFund VP Real Estate
05/01/2009 to 12/31/2009	$9.62	$13.94	0
01/01/2010 to 12/31/2010	$13.94	$16.85	40
01/01/2011 to 12/31/2011	$16.85	$17.11	0
01/01/2012 to 12/31/2012	$17.11	$19.44	0
01/01/2013 to 12/31/2013	$19.44	$18.86	0
01/01/2014 to 12/31/2014	$18.86	$22.86	0
01/01/2015 to 12/31/2015	$22.86	$22.23	0
ProFund VP Rising Rates Opportunity
05/01/2009 to 12/31/2009	$10.11	$10.16	2,366
01/01/2010 to 12/31/2010	$10.16	$8.27	7,909
01/01/2011 to 12/31/2011	$8.27	$5.01	1,557
01/01/2012 to 12/31/2012	$5.01	$4.52	1,288
01/01/2013 to 12/31/2013	$4.52	$5.11	22
01/01/2014 to 12/31/2014	$5.11	$3.45	0
01/01/2015 to 12/31/2015	$3.45	$3.29	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Short NASDAQ-100
05/01/2009 to 12/31/2009	$9.99	$7.05	0
01/01/2010 to 12/31/2010	$7.05	$5.39	0
01/01/2011 to 12/31/2011	$5.39	$4.68	0
01/01/2012 to 12/31/2012	$4.68	$3.68	0
01/01/2013 to 12/31/2013	$3.68	$2.52	0
01/01/2014 to 12/31/2014	$2.52	$1.97	0
01/01/2015 to 12/31/2015	$1.97	$1.66	0
ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$10.01	$12.50	0
01/01/2010 to 12/31/2010	$12.50	$15.24	28
01/01/2011 to 12/31/2011	$15.24	$14.96	0
01/01/2012 to 12/31/2012	$14.96	$16.32	0
01/01/2013 to 12/31/2013	$16.32	$22.21	0
01/01/2014 to 12/31/2014	$22.21	$22.00	0
01/01/2015 to 12/31/2015	$22.00	$21.58	0
ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$9.96	$12.32	1,307
01/01/2010 to 12/31/2010	$12.32	$14.59	721
01/01/2011 to 12/31/2011	$14.59	$13.56	68
01/01/2012 to 12/31/2012	$13.56	$15.27	90
01/01/2013 to 12/31/2013	$15.27	$20.39	0
01/01/2014 to 12/31/2014	$20.39	$20.91	0
01/01/2015 to 12/31/2015	$20.91	$18.60	0
ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$10.15	$10.95	1,469
01/01/2010 to 12/31/2010	$10.95	$12.28	966
01/01/2011 to 12/31/2011	$12.28	$12.13	120
01/01/2012 to 12/31/2012	$12.13	$13.70	174
01/01/2013 to 12/31/2013	$13.70	$14.89	14
01/01/2014 to 12/31/2014	$14.89	$14.51	0
01/01/2015 to 12/31/2015	$14.51	$14.29	0
ProFund VP U.S. Government Plus
05/01/2009 to 12/31/2009	$9.89	$8.85	1,341
01/01/2010 to 12/31/2010	$8.85	$9.44	156
01/01/2011 to 12/31/2011	$9.44	$13.14	0
01/01/2012 to 12/31/2012	$13.14	$12.86	0
01/01/2013 to 12/31/2013	$12.86	$10.09	0
01/01/2014 to 12/31/2014	$10.09	$13.34	0
01/01/2015 to 12/31/2015	$13.34	$12.20	0
ProFund VP UltraMid-Cap
05/01/2009 to 12/31/2009	$9.94	$15.92	0
01/01/2010 to 12/31/2010	$15.92	$23.11	0
01/01/2011 to 12/31/2011	$23.11	$19.35	0
01/01/2012 to 12/31/2012	$19.35	$24.85	0
01/01/2013 to 12/31/2013	$24.85	$41.10	0
01/01/2014 to 12/31/2014	$41.10	$45.96	0
01/01/2015 to 12/31/2015	$45.96	$40.48	0
ProFund VP Utilities
05/01/2009 to 12/31/2009	$10.23	$12.17	875
01/01/2010 to 12/31/2010	$12.17	$12.50	483
01/01/2011 to 12/31/2011	$12.50	$14.25	45
01/01/2012 to 12/31/2012	$14.25	$13.83	60
01/01/2013 to 12/31/2013	$13.83	$15.19	0
01/01/2014 to 12/31/2014	$15.19	$18.54	0
01/01/2015 to 12/31/2015	$18.54	$16.83	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Prudential SP International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.32	0
01/01/2010 to 12/31/2010	$13.32	$14.72	0
01/01/2011 to 12/31/2011	$14.72	$12.14	0
01/01/2012 to 12/31/2012	$12.14	$14.41	0
01/01/2013 to 12/31/2013	$14.41	$16.61	0
01/01/2014 to 12/31/2014	$16.61	$15.18	0
01/01/2015 to 12/31/2015	$15.18	$15.21	0
S&P Target 24 Portfolio
05/01/2009 to 12/31/2009	$10.00	$11.93	0
01/01/2010 to 12/31/2010	$11.93	$13.80	316
01/01/2011 to 12/31/2011	$13.80	$14.53	56
01/01/2012 to 12/31/2012	$14.53	$15.41	76
01/01/2013 to 12/31/2013	$15.41	$21.24	0
01/01/2014 to 04/25/2014	$21.24	$20.86	0
Target Managed VIP Portfolio
05/01/2009 to 12/31/2009	$10.00	$12.22	0
01/01/2010 to 12/31/2010	$12.22	$14.12	0
01/01/2011 to 12/31/2011	$14.12	$13.46	0
01/01/2012 to 12/31/2012	$13.46	$14.75	0
01/01/2013 to 12/31/2013	$14.75	$19.41	0
01/01/2014 to 04/25/2014	$19.41	$19.20	0
The DOW DART 10 Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.21	0
01/01/2010 to 12/31/2010	$13.21	$14.95	449
01/01/2011 to 12/31/2011	$14.95	$15.62	96
01/01/2012 to 12/31/2012	$15.62	$16.77	131
01/01/2013 to 12/31/2013	$16.77	$21.27	0
01/01/2014 to 04/25/2014	$21.27	$20.85	0
The DOW Target Dividend Portfolio
05/01/2009 to 12/31/2009	$10.05	$13.63	0
01/01/2010 to 12/31/2010	$13.63	$15.39	0
01/01/2011 to 12/31/2011	$15.39	$15.82	0
01/01/2012 to 12/31/2012	$15.82	$16.19	0
01/01/2013 to 12/31/2013	$16.19	$20.12	0
01/01/2014 to 04/25/2014	$20.12	$20.71	0
Wells Fargo Advantage VT Equity Income
05/01/2009 to 12/31/2009	$10.09	$12.19	329
01/01/2010 to 07/16/2010	$12.19	$11.63	0
Wells Fargo VT International Equity Fund – Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.94	$14.34	0
01/01/2011 to 12/31/2011	$14.34	$12.13	0
01/01/2012 to 12/31/2012	$12.13	$13.37	0
01/01/2013 to 12/31/2013	$13.37	$15.54	0
01/01/2014 to 12/31/2014	$15.54	$14.27	0
01/01/2015 to 12/31/2015	$14.27	$14.15	0
Wells Fargo VT Intrinsic Value Fund – Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$11.63	$13.46	282
01/01/2011 to 12/31/2011	$13.46	$12.77	122
01/01/2012 to 12/31/2012	$12.77	$14.79	154
01/01/2013 to 12/31/2013	$14.79	$18.68	45
01/01/2014 to 12/31/2014	$18.68	$19.98	122
01/01/2015 to 12/31/2015	$19.98	$19.27	56

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Wells Fargo VT Omega Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.82	$14.81	0
01/01/2011 to 12/31/2011	$14.81	$13.59	0
01/01/2012 to 12/31/2012	$13.59	$15.91	0
01/01/2013 to 12/31/2013	$15.91	$21.63	0
01/01/2014 to 12/31/2014	$21.63	$21.83	0
01/01/2015 to 12/31/2015	$21.83	$21.51	0
Wells Fargo VT Small Cap Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.17	0
01/01/2011 to 12/31/2011	$12.17	$11.28	0
01/01/2012 to 12/31/2012	$11.28	$11.83	0
01/01/2013 to 12/31/2013	$11.83	$17.26	0
01/01/2014 to 12/31/2014	$17.26	$16.46	0
01/01/2015 to 12/31/2015	$16.46	$15.53	0

*	Denotes the start date of these sub-accounts

ASL II

Prudential Annuities Life Assurance Corporation

Prospectus

ACCUMULATION UNIT VALUES: With No Optional Benefits (1.65%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ACCESS VP High Yield Fund
01/01/2006 to 12/31/2006	$10.56	$11.38	1,207,864
01/01/2007 to 12/31/2007	$11.38	$11.78	898,024
01/01/2008 to 12/31/2008	$11.78	$11.04	901,901
01/01/2009 to 12/31/2009	$11.04	$12.70	686,444
01/01/2010 to 12/31/2010	$12.70	$14.53	627,620
01/01/2011 to 12/31/2011	$14.53	$14.69	1,447,058
01/01/2012 to 12/31/2012	$14.69	$16.48	880,304
01/01/2013 to 12/31/2013	$16.48	$17.84	528,834
01/01/2014 to 12/31/2014	$17.84	$17.95	298,989
01/01/2015 to 12/31/2015	$17.95	$17.68	173,339
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$11.01	21,829,919
01/01/2007 to 12/31/2007	$11.01	$11.83	30,616,578
01/01/2008 to 12/31/2008	$11.83	$7.93	35,995,508
01/01/2009 to 12/31/2009	$7.93	$9.70	107,441,591
01/01/2010 to 12/31/2010	$9.70	$10.68	133,580,486
01/01/2011 to 12/31/2011	$10.68	$10.22	102,346,558
01/01/2012 to 12/31/2012	$10.22	$11.32	108,178,074
01/01/2013 to 12/31/2013	$11.32	$12.24	100,174,797
01/01/2014 to 12/31/2014	$12.24	$12.50	87,606,755
01/01/2015 to 12/31/2015	$12.50	$11.90	68,782,936

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Advanced Strategies Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.66	5,258,474
01/01/2007 to 12/31/2007	$10.66	$11.48	8,525,849
01/01/2008 to 12/31/2008	$11.48	$7.93	16,229,117
01/01/2009 to 12/31/2009	$7.93	$9.84	54,720,347
01/01/2010 to 12/31/2010	$9.84	$11.00	68,974,007
01/01/2011 to 12/31/2011	$11.00	$10.83	55,424,347
01/01/2012 to 12/31/2012	$10.83	$12.11	63,361,367
01/01/2013 to 12/31/2013	$12.11	$13.88	63,758,948
01/01/2014 to 12/31/2014	$13.88	$14.48	59,078,042
01/01/2015 to 12/31/2015	$14.48	$14.36	52,619,003
AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$11.90	$13.68	3,984,557
01/01/2007 to 12/31/2007	$13.68	$13.44	3,435,528
01/01/2008 to 12/31/2008	$13.44	$8.62	2,803,150
01/01/2009 to 12/31/2009	$8.62	$9.99	4,930,435
01/01/2010 to 12/31/2010	$9.99	$11.18	6,178,407
01/01/2011 to 12/31/2011	$11.18	$11.39	5,937,210
01/01/2012 to 05/04/2012	$11.39	$12.38	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$10.00	$10.10	48,359
01/01/2014 to 12/31/2014	$10.10	$9.62	82,633
01/01/2015 to 12/31/2015	$9.62	$7.99	118,874
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.64	58,666
01/01/2014 to 12/31/2014	$11.64	$12.95	125,345
01/01/2015 to 12/31/2015	$12.95	$12.96	117,691
AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.90	7,315,279
01/01/2007 to 12/31/2007	$10.90	$11.70	12,873,620
01/01/2008 to 12/31/2008	$11.70	$8.20	24,018,186
01/01/2009 to 12/31/2009	$8.20	$9.95	97,458,970
01/01/2010 to 12/31/2010	$9.95	$10.99	124,066,065
01/01/2011 to 12/31/2011	$10.99	$10.67	99,522,684
01/01/2012 to 12/31/2012	$10.67	$11.81	107,656,583
01/01/2013 to 12/31/2013	$11.81	$13.66	103,827,389
01/01/2014 to 12/31/2014	$13.66	$14.31	95,621,538
01/01/2015 to 12/31/2015	$14.31	$14.14	86,642,320
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.17	2,940,794
01/01/2012 to 12/31/2012	$9.17	$10.09	4,644,573
01/01/2013 to 12/31/2013	$10.09	$11.00	5,783,459
01/01/2014 to 12/31/2014	$11.00	$11.35	5,607,802
01/01/2015 to 12/31/2015	$11.35	$10.82	4,694,270
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.50	872,802
01/01/2014 to 12/31/2014	$10.50	$10.70	1,112,165
01/01/2015 to 12/31/2015	$10.70	$10.55	1,575,826
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.54	$10.76	22,394,558
01/01/2007 to 12/31/2007	$10.76	$11.31	20,392,150
01/01/2008 to 12/31/2008	$11.31	$11.24	15,403,578
01/01/2009 to 12/31/2009	$11.24	$12.19	19,779,745
01/01/2010 to 12/31/2010	$12.19	$12.46	20,255,855
01/01/2011 to 12/31/2011	$12.46	$12.53	18,155,075
01/01/2012 to 12/31/2012	$12.53	$12.90	15,540,231
01/01/2013 to 12/31/2013	$12.90	$12.41	10,724,539
01/01/2014 to 12/31/2014	$12.41	$12.19	7,424,203
01/01/2015 to 12/31/2015	$12.19	$12.05	5,743,361

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$11.40	$11.63	21,700,661
01/01/2007 to 12/31/2007	$11.63	$12.39	21,645,194
01/01/2008 to 12/31/2008	$12.39	$11.91	20,478,277
01/01/2009 to 12/31/2009	$11.91	$13.65	59,442,486
01/01/2010 to 12/31/2010	$13.65	$14.46	75,211,006
01/01/2011 to 12/31/2011	$14.46	$14.67	60,233,010
01/01/2012 to 12/31/2012	$14.67	$15.77	65,143,645
01/01/2013 to 12/31/2013	$15.77	$15.23	54,477,871
01/01/2014 to 12/31/2014	$15.23	$15.61	44,662,030
01/01/2015 to 12/31/2015	$15.61	$15.03	35,594,616
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	58,774
01/01/2010 to 12/31/2010	$10.30	$11.52	748,340
01/01/2011 to 12/31/2011	$11.52	$10.67	655,241
01/01/2012 to 12/31/2012	$10.67	$11.88	688,787
01/01/2013 to 12/31/2013	$11.88	$15.35	921,219
01/01/2014 to 12/31/2014	$15.35	$16.65	861,669
01/01/2015 to 12/31/2015	$16.65	$15.59	723,581
AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.19	23,048,850
01/01/2007 to 12/31/2007	$11.19	$12.07	31,465,957
01/01/2008 to 12/31/2008	$12.07	$7.73	32,624,883
01/01/2009 to 12/31/2009	$7.73	$9.52	118,425,926
01/01/2010 to 12/31/2010	$9.52	$10.62	141,306,019
01/01/2011 to 12/31/2011	$10.62	$10.19	100,099,910
01/01/2012 to 12/31/2012	$10.19	$11.40	113,717,767
01/01/2013 to 12/31/2013	$11.40	$13.75	125,316,122
01/01/2014 to 12/31/2014	$13.75	$14.47	121,728,074
01/01/2015 to 12/31/2015	$14.47	$14.31	113,394,276
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.66	342,569
01/01/2014 to 12/31/2014	$11.66	$13.03	1,094,841
01/01/2015 to 12/31/2015	$13.03	$12.36	1,140,121
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$20.88	$28.08	3,925,105
01/01/2007 to 12/31/2007	$28.08	$22.11	2,254,421
01/01/2008 to 12/31/2008	$22.11	$14.12	1,741,032
01/01/2009 to 12/31/2009	$14.12	$18.32	2,154,565
01/01/2010 to 12/31/2010	$18.32	$23.19	2,674,245
01/01/2011 to 12/31/2011	$23.19	$24.31	2,210,944
01/01/2012 to 12/31/2012	$24.31	$27.58	2,291,954
01/01/2013 to 12/31/2013	$27.58	$27.98	2,083,185
01/01/2014 to 12/31/2014	$27.98	$36.02	2,044,785
01/01/2015 to 12/31/2015	$36.02	$37.14	1,780,125
AST DeAm Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.92	$15.25	1,874,276
01/01/2007 to 12/31/2007	$15.25	$12.33	1,578,237
01/01/2008 to 07/18/2008	$12.33	$11.30	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.69	1,906,618
01/01/2014 to 12/31/2014	$9.69	$10.02	2,122,274
01/01/2015 to 12/31/2015	$10.02	$9.84	3,153,484

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.00	50,892
01/01/2008 to 12/31/2008	$10.00	$7.16	2,156,002
01/01/2009 to 12/31/2009	$7.16	$8.54	18,482,649
01/01/2010 to 12/31/2010	$8.54	$9.51	20,766,873
01/01/2011 to 12/31/2011	$9.51	$9.13	15,624,739
01/01/2012 to 12/31/2012	$9.13	$10.20	18,821,366
01/01/2013 to 12/31/2013	$10.20	$11.96	23,114,459
01/01/2014 to 12/31/2014	$11.96	$12.43	21,739,589
01/01/2015 to 10/16/2015	$12.43	$12.40	0
AST FI Pyramis® Quantitative Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.58	3,781,525
01/01/2007 to 12/31/2007	$10.58	$11.30	7,801,920
01/01/2008 to 12/31/2008	$11.30	$7.28	13,486,356
01/01/2009 to 12/31/2009	$7.28	$8.87	54,387,061
01/01/2010 to 12/31/2010	$8.87	$9.97	68,927,498
01/01/2011 to 12/31/2011	$9.97	$9.66	53,951,634
01/01/2012 to 12/31/2012	$9.66	$10.51	57,684,295
01/01/2013 to 12/31/2013	$10.51	$11.86	55,226,008
01/01/2014 to 12/31/2014	$11.86	$12.03	48,707,547
01/01/2015 to 12/31/2015	$12.03	$11.95	43,313,556
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.47	1,469,632
01/01/2009 to 11/13/2009	$7.47	$8.36	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.75	58,178,008
01/01/2013 to 12/31/2013	$10.75	$13.16	59,310,001
01/01/2014 to 12/31/2014	$13.16	$13.35	54,167,034
01/01/2015 to 10/16/2015	$13.35	$12.79	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.82	5,741,090
01/01/2014 to 12/31/2014	$10.82	$10.91	8,049,243
01/01/2015 to 10/16/2015	$10.91	$10.41	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.11	100,170
01/01/2009 to 12/31/2009	$6.11	$8.12	1,148,210
01/01/2010 to 12/31/2010	$8.12	$9.60	2,343,259
01/01/2011 to 12/31/2011	$9.60	$8.97	1,365,221
01/01/2012 to 12/31/2012	$8.97	$11.18	1,941,296
01/01/2013 to 12/31/2013	$11.18	$11.48	2,026,740
01/01/2014 to 12/31/2014	$11.48	$12.86	1,953,120
01/01/2015 to 12/31/2015	$12.86	$12.64	1,635,442
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2006 to 12/31/2006	$9.80	$10.60	2,498,654
01/01/2007 to 12/31/2007	$10.60	$11.88	2,806,534
01/01/2008 to 12/31/2008	$11.88	$6.98	1,877,493
01/01/2009 to 12/31/2009	$6.98	$10.25	5,358,114
01/01/2010 to 12/31/2010	$10.25	$11.12	5,307,161
01/01/2011 to 12/31/2011	$11.12	$10.51	3,678,070
01/01/2012 to 12/31/2012	$10.51	$12.37	3,859,929
01/01/2013 to 12/31/2013	$12.37	$15.79	4,053,712
01/01/2014 to 02/07/2014	$15.79	$15.53	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.81	$13.62	23,350,650
01/01/2007 to 12/31/2007	$13.62	$14.08	19,997,748
01/01/2008 to 12/31/2008	$14.08	$8.22	14,384,005
01/01/2009 to 12/31/2009	$8.22	$9.63	15,821,358
01/01/2010 to 12/31/2010	$9.63	$10.69	15,820,580
01/01/2011 to 12/31/2011	$10.69	$9.94	12,948,030
01/01/2012 to 12/31/2012	$9.94	$11.69	10,758,682
01/01/2013 to 12/31/2013	$11.69	$15.36	8,989,436
01/01/2014 to 12/31/2014	$15.36	$17.09	7,637,977
01/01/2015 to 12/31/2015	$17.09	$16.03	9,591,291
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.16	$12.71	4,189,111
01/01/2007 to 12/31/2007	$12.71	$14.92	3,918,725
01/01/2008 to 12/31/2008	$14.92	$8.69	2,808,881
01/01/2009 to 12/31/2009	$8.69	$13.42	5,868,356
01/01/2010 to 12/31/2010	$13.42	$15.82	6,728,348
01/01/2011 to 12/31/2011	$15.82	$15.10	4,560,864
01/01/2012 to 12/31/2012	$15.10	$17.76	4,904,077
01/01/2013 to 12/31/2013	$17.76	$23.09	5,099,534
01/01/2014 to 12/31/2014	$23.09	$25.32	4,212,533
01/01/2015 to 12/31/2015	$25.32	$23.49	6,589,806
AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.17	39,143
01/01/2008 to 12/31/2008	$10.17	$7.58	3,825,075
01/01/2009 to 12/31/2009	$7.58	$9.20	36,241,046
01/01/2010 to 12/31/2010	$9.20	$10.10	50,682,089
01/01/2011 to 12/31/2011	$10.10	$9.88	43,785,652
01/01/2012 to 12/31/2012	$9.88	$10.70	45,432,815
01/01/2013 to 12/31/2013	$10.70	$11.56	40,182,442
01/01/2014 to 12/31/2014	$11.56	$11.83	35,662,590
01/01/2015 to 12/31/2015	$11.83	$11.53	30,217,247
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.68	$18.08	1,000,596
01/01/2007 to 12/31/2007	$18.08	$16.87	758,170
01/01/2008 to 12/31/2008	$16.87	$12.17	667,006
01/01/2009 to 12/31/2009	$12.17	$15.19	2,182,014
01/01/2010 to 12/31/2010	$15.19	$18.93	3,471,178
01/01/2011 to 12/31/2011	$18.93	$18.86	2,549,765
01/01/2012 to 12/31/2012	$18.86	$21.46	2,633,520
01/01/2013 to 12/31/2013	$21.46	$29.30	3,094,420
01/01/2014 to 12/31/2014	$29.30	$30.89	2,931,970
01/01/2015 to 12/31/2015	$30.89	$28.71	2,517,413
AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.47	$16.13	4,397,725
01/01/2007 to 12/31/2007	$16.13	$16.05	3,751,417
01/01/2008 to 12/31/2008	$16.05	$9.90	2,589,179
01/01/2009 to 12/31/2009	$9.90	$11.51	3,294,871
01/01/2010 to 12/31/2010	$11.51	$12.73	3,942,580
01/01/2011 to 12/31/2011	$12.73	$12.46	3,528,509
01/01/2012 to 12/31/2012	$12.46	$13.89	3,502,241
01/01/2013 to 12/31/2013	$13.89	$18.40	2,924,047
01/01/2014 to 12/31/2014	$18.40	$18.38	2,608,050
01/01/2015 to 12/31/2015	$18.38	$16.98	1,990,270

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST High Yield Portfolio
01/01/2006 to 12/31/2006	$12.62	$13.70	9,653,937
01/01/2007 to 12/31/2007	$13.70	$13.80	6,461,538
01/01/2008 to 12/31/2008	$13.80	$10.11	5,931,752
01/01/2009 to 12/31/2009	$10.11	$13.47	13,509,194
01/01/2010 to 12/31/2010	$13.47	$15.04	12,605,729
01/01/2011 to 12/31/2011	$15.04	$15.26	11,922,775
01/01/2012 to 12/31/2012	$15.26	$17.09	10,459,161
01/01/2013 to 12/31/2013	$17.09	$18.02	8,393,440
01/01/2014 to 12/31/2014	$18.02	$18.17	5,236,999
01/01/2015 to 12/31/2015	$18.17	$17.24	3,602,852
AST International Growth Portfolio
01/01/2006 to 12/31/2006	$17.54	$20.87	9,628,446
01/01/2007 to 12/31/2007	$20.87	$24.43	8,347,423
01/01/2008 to 12/31/2008	$24.43	$11.96	6,129,240
01/01/2009 to 12/31/2009	$11.96	$15.91	6,854,079
01/01/2010 to 12/31/2010	$15.91	$17.92	7,241,298
01/01/2011 to 12/31/2011	$17.92	$15.34	5,734,722
01/01/2012 to 12/31/2012	$15.34	$18.16	4,942,527
01/01/2013 to 12/31/2013	$18.16	$21.27	4,582,698
01/01/2014 to 12/31/2014	$21.27	$19.76	3,989,471
01/01/2015 to 12/31/2015	$19.76	$20.05	3,324,751
AST International Value Portfolio
01/01/2006 to 12/31/2006	$14.36	$18.00	3,305,654
01/01/2007 to 12/31/2007	$18.00	$20.85	4,044,519
01/01/2008 to 12/31/2008	$20.85	$11.48	2,393,870
01/01/2009 to 12/31/2009	$11.48	$14.74	3,492,926
01/01/2010 to 12/31/2010	$14.74	$16.10	3,649,081
01/01/2011 to 12/31/2011	$16.10	$13.85	2,916,031
01/01/2012 to 12/31/2012	$13.85	$15.89	2,668,328
01/01/2013 to 12/31/2013	$15.89	$18.67	2,705,225
01/01/2014 to 12/31/2014	$18.67	$17.13	2,548,306
01/01/2015 to 12/31/2015	$17.13	$16.99	2,467,892
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.19	157,014
01/01/2008 to 12/31/2008	$10.19	$6.94	1,952,838
01/01/2009 to 12/31/2009	$6.94	$8.65	25,271,257
01/01/2010 to 12/31/2010	$8.65	$9.68	38,344,545
01/01/2011 to 12/31/2011	$9.68	$9.47	31,542,321
01/01/2012 to 12/31/2012	$9.47	$10.58	33,772,279
01/01/2013 to 12/31/2013	$10.58	$12.10	34,620,680
01/01/2014 to 12/31/2014	$12.10	$12.66	31,218,936
01/01/2015 to 12/31/2015	$12.66	$12.32	27,733,638
AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$13.84	$16.71	4,715,269
01/01/2007 to 12/31/2007	$16.71	$17.98	4,504,935
01/01/2008 to 12/31/2008	$17.98	$10.37	2,459,224
01/01/2009 to 12/31/2009	$10.37	$13.86	5,086,873
01/01/2010 to 12/31/2010	$13.86	$14.60	5,905,133
01/01/2011 to 12/31/2011	$14.60	$13.05	4,359,903
01/01/2012 to 12/31/2012	$13.05	$15.65	4,428,816
01/01/2013 to 12/31/2013	$15.65	$17.75	4,647,244
01/01/2014 to 12/31/2014	$17.75	$16.35	4,276,895
01/01/2015 to 12/31/2015	$16.35	$15.63	3,960,328

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2006 to 12/31/2006	$11.77	$12.86	1,120,866
01/01/2007 to 12/31/2007	$12.86	$12.90	2,745,236
01/01/2008 to 12/31/2008	$12.90	$10.45	15,430,642
01/01/2009 to 12/31/2009	$10.45	$12.54	46,430,018
01/01/2010 to 12/31/2010	$12.54	$13.23	46,748,068
01/01/2011 to 12/31/2011	$13.23	$13.05	38,241,675
01/01/2012 to 12/31/2012	$13.05	$14.21	39,470,209
01/01/2013 to 12/31/2013	$14.21	$15.51	35,738,716
01/01/2014 to 12/31/2014	$15.51	$16.09	31,774,661
01/01/2015 to 12/31/2015	$16.09	$15.80	27,488,735
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	141,417
01/01/2010 to 12/31/2010	$10.29	$11.27	473,823
01/01/2011 to 12/31/2011	$11.27	$11.15	755,324
01/01/2012 to 12/31/2012	$11.15	$12.64	1,110,275
01/01/2013 to 12/31/2013	$12.64	$16.96	1,223,206
01/01/2014 to 12/31/2014	$16.96	$18.27	1,330,655
01/01/2015 to 12/31/2015	$18.27	$19.88	2,148,045
AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.69	$13.62	5,568,043
01/01/2007 to 12/31/2007	$13.62	$13.00	4,973,375
01/01/2008 to 12/31/2008	$13.00	$7.48	4,027,564
01/01/2009 to 12/31/2009	$7.48	$8.78	5,087,827
01/01/2010 to 12/31/2010	$8.78	$9.78	5,307,829
01/01/2011 to 12/31/2011	$9.78	$9.21	4,698,568
01/01/2012 to 12/31/2012	$9.21	$10.59	4,248,181
01/01/2013 to 12/31/2013	$10.59	$14.57	5,494,376
01/01/2014 to 12/31/2014	$14.57	$16.30	5,782,801
01/01/2015 to 12/31/2015	$16.30	$14.77	4,317,804
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.88	$13.59	26,497,526
01/01/2007 to 12/31/2007	$13.59	$15.36	23,963,028
01/01/2008 to 12/31/2008	$15.36	$8.51	16,673,165
01/01/2009 to 12/31/2009	$8.51	$10.86	17,250,307
01/01/2010 to 12/31/2010	$10.86	$12.79	17,364,094
01/01/2011 to 12/31/2011	$12.79	$12.47	14,080,420
01/01/2012 to 12/31/2012	$12.47	$13.77	11,942,585
01/01/2013 to 12/31/2013	$13.77	$18.50	9,091,584
01/01/2014 to 12/31/2014	$18.50	$20.12	9,720,568
01/01/2015 to 12/31/2015	$20.12	$21.78	7,424,343
AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$12.20	$13.17	10,147,675
01/01/2007 to 12/31/2007	$13.17	$13.74	8,365,789
01/01/2008 to 12/31/2008	$13.74	$10.37	8,586,978
01/01/2009 to 12/31/2009	$10.37	$13.73	10,096,051
01/01/2010 to 12/31/2010	$13.73	$15.32	8,604,037
01/01/2011 to 12/31/2011	$15.32	$16.60	9,200,629
01/01/2012 to 12/31/2012	$16.60	$17.29	8,547,651
01/01/2013 to 12/31/2013	$17.29	$16.67	6,345,324
01/01/2014 to 12/31/2014	$16.67	$17.44	6,499,325
01/01/2015 to 12/31/2015	$17.44	$17.05	6,830,418

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2006 to 12/31/2006	$13.92	$17.02	2,905,252
01/01/2007 to 12/31/2007	$17.02	$18.31	2,119,181
01/01/2008 to 12/31/2008	$18.31	$11.88	1,412,847
01/01/2009 to 12/31/2009	$11.88	$15.37	2,567,781
01/01/2010 to 12/31/2010	$15.37	$16.94	3,612,405
01/01/2011 to 12/31/2011	$16.94	$16.14	3,114,124
01/01/2012 to 12/31/2012	$16.14	$19.53	3,437,135
01/01/2013 to 12/31/2013	$19.53	$24.52	3,984,432
01/01/2014 to 12/31/2014	$24.52	$24.99	3,982,260
01/01/2015 to 12/31/2015	$24.99	$24.22	3,944,892
AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$10.43	$11.25	4,572,301
01/01/2007 to 12/31/2007	$11.25	$12.73	3,902,210
01/01/2008 to 12/31/2008	$12.73	$7.98	3,159,245
01/01/2009 to 12/31/2009	$7.98	$9.75	4,944,538
01/01/2010 to 12/31/2010	$9.75	$10.82	5,238,425
01/01/2011 to 12/31/2011	$10.82	$10.57	4,289,955
01/01/2012 to 12/31/2012	$10.57	$12.18	4,420,398
01/01/2013 to 12/31/2013	$12.18	$16.37	4,361,903
01/01/2014 to 12/31/2014	$16.37	$17.50	3,793,575
01/01/2015 to 12/31/2015	$17.50	$18.46	3,157,980
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.20	55,298
01/01/2013 to 12/31/2013	$10.20	$13.49	867,495
01/01/2014 to 12/31/2014	$13.49	$14.62	1,003,365
01/01/2015 to 12/31/2015	$14.62	$14.28	1,952,834
AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.83	$14.42	1,907,063
01/01/2007 to 12/31/2007	$14.42	$14.57	1,540,522
01/01/2008 to 12/31/2008	$14.57	$8.87	1,381,269
01/01/2009 to 12/31/2009	$8.87	$12.11	2,137,413
01/01/2010 to 12/31/2010	$12.11	$14.72	2,978,973
01/01/2011 to 12/31/2011	$14.72	$13.98	2,405,087
01/01/2012 to 12/31/2012	$13.98	$16.28	2,424,624
01/01/2013 to 12/31/2013	$16.28	$21.20	2,138,372
01/01/2014 to 12/31/2014	$21.20	$23.97	1,904,816
01/01/2015 to 12/31/2015	$23.97	$22.02	1,494,027
AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.88	$10.16	46,325,237
01/01/2007 to 12/31/2007	$10.16	$10.48	56,111,128
01/01/2008 to 12/31/2008	$10.48	$10.57	91,319,625
01/01/2009 to 12/31/2009	$10.57	$10.42	66,786,776
01/01/2010 to 12/31/2010	$10.42	$10.25	50,307,852
01/01/2011 to 12/31/2011	$10.25	$10.09	50,902,069
01/01/2012 to 12/31/2012	$10.09	$9.92	39,894,836
01/01/2013 to 12/31/2013	$9.92	$9.76	29,504,243
01/01/2014 to 12/31/2014	$9.76	$9.60	25,524,289
01/01/2015 to 12/31/2015	$9.60	$9.44	23,153,087
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.07	577,115
01/01/2012 to 12/31/2012	$10.07	$10.39	1,360,083
01/01/2013 to 12/31/2013	$10.39	$9.93	1,174,650
01/01/2014 to 12/31/2014	$9.93	$10.27	1,748,755
01/01/2015 to 10/16/2015	$10.27	$10.24	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.12	$13.59	5,378,198
01/01/2007 to 12/31/2007	$13.59	$16.34	6,560,811
01/01/2008 to 12/31/2008	$16.34	$9.13	3,042,143
01/01/2009 to 12/31/2009	$9.13	$11.65	4,022,837
01/01/2010 to 12/31/2010	$11.65	$14.75	5,702,161
01/01/2011 to 12/31/2011	$14.75	$14.75	4,466,247
01/01/2012 to 12/31/2012	$14.75	$16.30	3,764,767
01/01/2013 to 12/31/2013	$16.30	$21.26	3,561,170
01/01/2014 to 12/31/2014	$21.26	$22.57	3,128,103
01/01/2015 to 10/16/2015	$22.57	$23.14	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$11.83	$12.53	1,174,654
01/01/2007 to 12/31/2007	$12.53	$14.63	1,215,825
01/01/2008 to 12/31/2008	$14.63	$8.27	768,282
01/01/2009 to 12/31/2009	$8.27	$9.97	1,585,215
01/01/2010 to 12/31/2010	$9.97	$11.79	2,045,616
01/01/2011 to 04/29/2011	$11.79	$13.23	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.99	$17.42	9,574,218
01/01/2007 to 12/31/2007	$17.42	$17.67	8,191,847
01/01/2008 to 12/31/2008	$17.67	$10.03	5,184,438
01/01/2009 to 12/31/2009	$10.03	$13.88	5,689,131
01/01/2010 to 12/31/2010	$13.88	$16.85	5,901,157
01/01/2011 to 12/31/2011	$16.85	$16.16	4,911,194
01/01/2012 to 12/31/2012	$16.16	$18.62	4,148,499
01/01/2013 to 12/31/2013	$18.62	$26.00	4,423,739
01/01/2014 to 12/31/2014	$26.00	$29.21	4,014,110
01/01/2015 to 12/31/2015	$29.21	$27.11	3,114,772
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.32	5,908,428
01/01/2013 to 12/31/2013	$10.32	$12.07	6,987,054
01/01/2014 to 12/31/2014	$12.07	$12.48	5,942,954
01/01/2015 to 12/31/2015	$12.48	$12.13	5,278,987
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.57	126,548
01/01/2009 to 12/31/2009	$5.57	$9.13	6,599,316
01/01/2010 to 12/31/2010	$9.13	$10.98	11,156,029
01/01/2011 to 12/31/2011	$10.98	$8.61	6,749,550
01/01/2012 to 12/31/2012	$8.61	$9.98	7,897,745
01/01/2013 to 12/31/2013	$9.98	$9.84	8,565,272
01/01/2014 to 12/31/2014	$9.84	$9.22	7,895,167
01/01/2015 to 12/31/2015	$9.22	$7.56	6,604,045
AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.66	3,303,256
01/01/2007 to 12/31/2007	$10.66	$11.40	7,359,596
01/01/2008 to 12/31/2008	$11.40	$9.02	24,830,005
01/01/2009 to 12/31/2009	$9.02	$10.65	82,197,582
01/01/2010 to 12/31/2010	$10.65	$11.58	100,001,194
01/01/2011 to 12/31/2011	$11.58	$11.51	96,778,216
01/01/2012 to 12/31/2012	$11.51	$12.49	98,362,559
01/01/2013 to 12/31/2013	$12.49	$13.42	79,093,854
01/01/2014 to 12/31/2014	$13.42	$13.96	69,937,144
01/01/2015 to 12/31/2015	$13.96	$13.75	60,478,072
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.07	990,348
01/01/2012 to 12/31/2012	$10.07	$10.61	2,178,847
01/01/2013 to 12/31/2013	$10.61	$10.19	1,488,696
01/01/2014 to 12/31/2014	$10.19	$10.63	2,499,201
01/01/2015 to 12/31/2015	$10.63	$10.43	3,280,429

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.48	3,795,562
01/01/2007 to 12/31/2007	$10.48	$11.49	7,899,326
01/01/2008 to 12/31/2008	$11.49	$6.70	13,640,692
01/01/2009 to 12/31/2009	$6.70	$8.30	93,813,703
01/01/2010 to 12/31/2010	$8.30	$9.71	115,827,900
01/01/2011 to 12/31/2011	$9.71	$8.96	75,603,365
01/01/2012 to 12/31/2012	$8.96	$9.95	89,282,138
01/01/2013 to 12/31/2013	$9.95	$11.45	87,210,945
01/01/2014 to 12/31/2014	$11.45	$12.30	83,056,988
01/01/2015 to 12/31/2015	$12.30	$12.02	119,678,650
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$10.00	$9.60	20,413
01/01/2014 to 12/31/2014	$9.60	$9.21	15,611
01/01/2015 to 12/31/2015	$9.21	$7.53	20,487
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$10.00	$11.68	5,665
01/01/2014 to 12/31/2014	$11.68	$13.23	121,259
01/01/2015 to 12/31/2015	$13.23	$13.22	110,869
AST QMA US Equity Alpha Portfolio
01/01/2006 to 12/31/2006	$11.27	$12.48	6,255,253
01/01/2007 to 12/31/2007	$12.48	$12.53	5,371,782
01/01/2008 to 12/31/2008	$12.53	$7.55	2,747,511
01/01/2009 to 12/31/2009	$7.55	$9.05	3,372,332
01/01/2010 to 12/31/2010	$9.05	$10.24	3,360,531
01/01/2011 to 12/31/2011	$10.24	$10.42	3,055,694
01/01/2012 to 12/31/2012	$10.42	$12.17	3,262,831
01/01/2013 to 12/31/2013	$12.17	$15.85	2,976,003
01/01/2014 to 12/31/2014	$15.85	$18.27	3,494,194
01/01/2015 to 12/31/2015	$18.27	$18.52	3,027,107
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.90	201,672
01/01/2012 to 12/31/2012	$8.90	$9.90	384,520
01/01/2013 to 12/31/2013	$9.90	$11.92	2,227,707
01/01/2014 to 12/31/2014	$11.92	$12.49	3,954,057
01/01/2015 to 12/31/2015	$12.49	$12.30	4,987,695
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.04	74,936
01/01/2008 to 12/31/2008	$10.04	$7.15	5,507,286
01/01/2009 to 12/31/2009	$7.15	$8.68	39,406,298
01/01/2010 to 12/31/2010	$8.68	$9.55	54,818,248
01/01/2011 to 12/31/2011	$9.55	$9.23	46,132,040
01/01/2012 to 12/31/2012	$9.23	$10.01	48,879,191
01/01/2013 to 12/31/2013	$10.01	$11.07	45,150,001
01/01/2014 to 12/31/2014	$11.07	$11.44	40,205,928
01/01/2015 to 12/31/2015	$11.44	$11.24	40,797,665
AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.51	120,901
01/01/2008 to 12/31/2008	$11.51	$7.33	2,184,002
01/01/2009 to 12/31/2009	$7.33	$9.15	23,955,044
01/01/2010 to 12/31/2010	$9.15	$10.29	36,192,438
01/01/2011 to 12/31/2011	$10.29	$9.88	25,866,646
01/01/2012 to 12/31/2012	$9.88	$11.26	34,127,062
01/01/2013 to 12/31/2013	$11.26	$13.07	39,171,659
01/01/2014 to 12/31/2014	$13.07	$13.55	34,959,693
01/01/2015 to 12/31/2015	$13.55	$13.26	65,565,739

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2006 to 12/31/2006	$11.79	$12.72	2,165,859
01/01/2007 to 12/31/2007	$12.72	$13.62	2,277,264
01/01/2008 to 12/31/2008	$13.62	$9.35	3,074,479
01/01/2009 to 12/31/2009	$9.35	$11.72	33,399,889
01/01/2010 to 12/31/2010	$11.72	$12.89	55,550,099
01/01/2011 to 12/31/2011	$12.89	$12.25	42,779,977
01/01/2012 to 12/31/2012	$12.25	$13.39	45,395,568
01/01/2013 to 12/31/2013	$13.39	$15.06	41,756,708
01/01/2014 to 12/31/2014	$15.06	$15.26	36,993,426
01/01/2015 to 10/16/2015	$15.26	$14.84	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$16.60	$18.43	4,641,175
01/01/2007 to 12/31/2007	$18.43	$20.16	4,026,646
01/01/2008 to 12/31/2008	$20.16	$11.08	2,977,983
01/01/2009 to 12/31/2009	$11.08	$14.46	3,702,808
01/01/2010 to 12/31/2010	$14.46	$18.85	4,200,876
01/01/2011 to 12/31/2011	$18.85	$16.11	4,029,967
01/01/2012 to 12/31/2012	$16.11	$19.02	3,987,156
01/01/2013 to 12/31/2013	$19.02	$26.34	3,589,232
01/01/2014 to 12/31/2014	$26.34	$27.19	3,049,744
01/01/2015 to 12/31/2015	$27.19	$27.10	2,435,616
AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$9.04	$10.01	1,867,490
01/01/2007 to 12/31/2007	$10.01	$10.55	1,740,242
01/01/2008 to 12/31/2008	$10.55	$6.74	1,375,635
01/01/2009 to 12/31/2009	$6.74	$8.88	2,524,147
01/01/2010 to 12/31/2010	$8.88	$11.91	4,648,452
01/01/2011 to 12/31/2011	$11.91	$11.60	3,213,655
01/01/2012 to 12/31/2012	$11.60	$12.80	3,096,260
01/01/2013 to 12/31/2013	$12.80	$17.01	4,073,887
01/01/2014 to 12/31/2014	$17.01	$17.37	3,201,641
01/01/2015 to 12/31/2015	$17.37	$17.22	3,111,281
AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.91	$17.61	9,098,178
01/01/2007 to 12/31/2007	$17.61	$16.34	8,130,632
01/01/2008 to 12/31/2008	$16.34	$11.30	6,242,966
01/01/2009 to 12/31/2009	$11.30	$14.11	6,242,625
01/01/2010 to 12/31/2010	$14.11	$17.49	6,195,308
01/01/2011 to 12/31/2011	$17.49	$16.17	5,166,090
01/01/2012 to 12/31/2012	$16.17	$18.79	3,913,693
01/01/2013 to 12/31/2013	$18.79	$25.39	3,418,708
01/01/2014 to 12/31/2014	$25.39	$26.29	2,808,610
01/01/2015 to 12/31/2015	$26.29	$24.74	2,217,703
AST T. Rowe Price Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$12.49	$13.82	4,776,442
01/01/2007 to 12/31/2007	$13.82	$14.45	6,387,795
01/01/2008 to 12/31/2008	$14.45	$10.52	10,697,390
01/01/2009 to 12/31/2009	$10.52	$12.85	40,732,836
01/01/2010 to 12/31/2010	$12.85	$14.09	53,827,291
01/01/2011 to 12/31/2011	$14.09	$14.13	46,623,273
01/01/2012 to 12/31/2012	$14.13	$15.78	53,661,984
01/01/2013 to 12/31/2013	$15.78	$18.13	56,537,325
01/01/2014 to 12/31/2014	$18.13	$18.88	53,036,351
01/01/2015 to 12/31/2015	$18.88	$18.57	61,153,146

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$12.86	$15.34	5,318,094
01/01/2007 to 12/31/2007	$15.34	$14.55	4,469,636
01/01/2008 to 12/31/2008	$14.55	$8.32	2,874,755
01/01/2009 to 12/31/2009	$8.32	$10.13	3,572,238
01/01/2010 to 12/31/2010	$10.13	$11.28	4,182,015
01/01/2011 to 12/31/2011	$11.28	$10.91	3,313,597
01/01/2012 to 12/31/2012	$10.91	$12.58	4,588,707
01/01/2013 to 12/31/2013	$12.58	$16.05	5,133,443
01/01/2014 to 12/31/2014	$16.05	$16.96	4,589,369
01/01/2015 to 10/16/2015	$16.96	$15.72	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.81	$11.23	4,132,529
01/01/2007 to 12/31/2007	$11.23	$11.96	5,137,246
01/01/2008 to 12/31/2008	$11.96	$6.99	4,437,756
01/01/2009 to 12/31/2009	$6.99	$10.54	10,159,519
01/01/2010 to 12/31/2010	$10.54	$12.01	12,250,636
01/01/2011 to 12/31/2011	$12.01	$11.61	9,294,364
01/01/2012 to 12/31/2012	$11.61	$13.43	10,725,477
01/01/2013 to 12/31/2013	$13.43	$19.02	11,809,685
01/01/2014 to 12/31/2014	$19.02	$20.27	11,237,461
01/01/2015 to 12/31/2015	$20.27	$21.84	10,710,975
AST T. Rowe Price Natural Resources Portfolio
01/01/2006 to 12/31/2006	$21.00	$23.93	2,942,718
01/01/2007 to 12/31/2007	$23.93	$33.07	3,950,105
01/01/2008 to 12/31/2008	$33.07	$16.27	2,088,027
01/01/2009 to 12/31/2009	$16.27	$23.89	4,621,252
01/01/2010 to 12/31/2010	$23.89	$28.31	5,827,673
01/01/2011 to 12/31/2011	$28.31	$23.69	4,562,770
01/01/2012 to 12/31/2012	$23.69	$24.14	4,495,210
01/01/2013 to 12/31/2013	$24.14	$27.39	3,688,022
01/01/2014 to 12/31/2014	$27.39	$24.69	3,347,866
01/01/2015 to 12/31/2015	$24.69	$19.60	2,736,765
AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$12.64	$13.21	6,093,700
01/01/2007 to 12/31/2007	$13.21	$14.24	6,452,566
01/01/2008 to 12/31/2008	$14.24	$13.67	4,228,137
01/01/2009 to 12/31/2009	$13.67	$15.07	6,337,072
01/01/2010 to 12/31/2010	$15.07	$15.67	7,114,847
01/01/2011 to 12/31/2011	$15.67	$16.05	6,639,260
01/01/2012 to 12/31/2012	$16.05	$16.61	5,533,305
01/01/2013 to 12/31/2013	$16.61	$15.72	4,600,108
01/01/2014 to 12/31/2014	$15.72	$15.55	3,672,856
01/01/2015 to 12/31/2015	$15.55	$14.59	2,897,161
AST Wellington Management Hedged Equity Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.38	5,212,589
01/01/2007 to 12/31/2007	$11.38	$12.26	8,022,912
01/01/2008 to 12/31/2008	$12.26	$6.95	5,663,091
01/01/2009 to 12/31/2009	$6.95	$8.78	9,942,981
01/01/2010 to 12/31/2010	$8.78	$9.90	10,821,793
01/01/2011 to 12/31/2011	$9.90	$9.40	9,943,871
01/01/2012 to 12/31/2012	$9.40	$10.26	11,856,015
01/01/2013 to 12/31/2013	$10.26	$12.16	18,749,421
01/01/2014 to 12/31/2014	$12.16	$12.62	17,319,518
01/01/2015 to 12/31/2015	$12.62	$12.33	14,012,636

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	213,630
01/01/2008 to 12/31/2008	$9.98	$9.30	4,064,760
01/01/2009 to 12/31/2009	$9.30	$10.21	12,750,275
01/01/2010 to 12/31/2010	$10.21	$10.83	17,651,916
01/01/2011 to 12/31/2011	$10.83	$11.29	18,170,336
01/01/2012 to 12/31/2012	$11.29	$11.98	18,416,796
01/01/2013 to 12/31/2013	$11.98	$11.60	17,928,589
01/01/2014 to 12/31/2014	$11.60	$12.23	19,702,934
01/01/2015 to 12/31/2015	$12.23	$12.18	18,938,735
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.39	105,388
01/01/2013 to 12/31/2013	$10.39	$9.38	38,455
01/01/2014 to 12/31/2014	$9.38	$9.35	31,203
01/01/2015 to 12/31/2015	$9.35	$8.92	23,311
Evergreen VA Growth Fund
01/01/2006 to 12/31/2006	$11.44	$12.49	553,827
01/01/2007 to 12/31/2007	$12.49	$13.64	604,401
01/01/2008 to 12/31/2008	$13.64	$7.90	346,210
01/01/2009 to 12/31/2009	$7.90	$10.86	554,304
01/01/2010 to 07/16/2010	$10.86	$10.63	0
Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$15.59	$18.88	1,081,552
01/01/2007 to 12/31/2007	$18.88	$21.35	1,401,663
01/01/2008 to 12/31/2008	$21.35	$12.29	984,931
01/01/2009 to 12/31/2009	$12.29	$14.01	668,798
01/01/2010 to 07/16/2010	$14.01	$13.31	0
Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$11.53	$12.03	241,307
01/01/2007 to 12/31/2007	$12.03	$13.24	249,298
01/01/2008 to 12/31/2008	$13.24	$9.48	271,517
01/01/2009 to 12/31/2009	$9.48	$13.42	749,780
01/01/2010 to 07/16/2010	$13.42	$12.54	0
First Trust Target Focus Four Portfolio
01/01/2006 to 12/31/2006	$9.92	$10.15	100,227
01/01/2007 to 12/31/2007	$10.15	$10.55	106,856
01/01/2008 to 12/31/2008	$10.55	$5.83	190,718
01/01/2009 to 12/31/2009	$5.83	$7.38	331,489
01/01/2010 to 12/31/2010	$7.38	$8.64	309,321
01/01/2011 to 12/31/2011	$8.64	$7.57	380,808
01/01/2012 to 12/31/2012	$7.57	$8.48	218,904
01/01/2013 to 12/31/2013	$8.48	$10.93	125,986
01/01/2014 to 04/25/2014	$10.93	$11.26	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.64	5,636,967
01/01/2009 to 12/31/2009	$6.64	$8.50	51,503,013
01/01/2010 to 12/31/2010	$8.50	$9.21	75,249,224
01/01/2011 to 12/31/2011	$9.21	$8.91	53,326,792
01/01/2012 to 09/21/2012	$8.91	$9.98	0
Global Dividend Target 15 Portfolio
01/01/2006 to 12/31/2006	$12.84	$17.48	1,507,757
01/01/2007 to 12/31/2007	$17.48	$19.49	2,078,809
01/01/2008 to 12/31/2008	$19.49	$10.97	1,122,006
01/01/2009 to 12/31/2009	$10.97	$15.21	835,629
01/01/2010 to 12/31/2010	$15.21	$16.42	651,544
01/01/2011 to 12/31/2011	$16.42	$14.94	542,156
01/01/2012 to 12/31/2012	$14.94	$18.42	521,128
01/01/2013 to 12/31/2013	$18.42	$20.71	381,588
01/01/2014 to 04/25/2014	$20.71	$20.27	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Invesco V.I. Capital Development Fund – Series I
04/29/2011* to 12/31/2011	$10.03	$8.17	387,650
01/01/2012 to 04/27/2012	$8.17	$9.26	0
Invesco V.I. Diversified Dividend Fund – Series I
04/29/2011* to 12/31/2011	$9.99	$9.12	385,638
01/01/2012 to 12/31/2012	$9.12	$10.65	500,266
01/01/2013 to 12/31/2013	$10.65	$13.73	615,161
01/01/2014 to 12/31/2014	$13.73	$15.23	471,181
01/01/2015 to 12/31/2015	$15.23	$15.29	401,693
Invesco V.I. Dynamics Fund – Series I
01/01/2006 to 12/31/2006	$11.67	$13.33	605,730
01/01/2007 to 12/31/2007	$13.33	$14.70	631,476
01/01/2008 to 12/31/2008	$14.70	$7.51	384,426
01/01/2009 to 12/31/2009	$7.51	$10.52	430,777
01/01/2010 to 12/31/2010	$10.52	$12.81	390,143
01/01/2011 to 04/29/2011	$12.81	$14.27	0
Invesco V.I. Financial Services Fund – Series I
01/01/2006 to 12/31/2006	$12.43	$14.24	778,674
01/01/2007 to 12/31/2007	$14.24	$10.89	465,175
01/01/2008 to 12/31/2008	$10.89	$4.34	540,897
01/01/2009 to 12/31/2009	$4.34	$5.44	779,148
01/01/2010 to 12/31/2010	$5.44	$5.91	872,026
01/01/2011 to 04/29/2011	$5.91	$6.23	0
Invesco V.I. Global Health Care Fund – Series I
01/01/2006 to 12/31/2006	$11.31	$11.71	1,250,782
01/01/2007 to 12/31/2007	$11.71	$12.88	1,163,277
01/01/2008 to 12/31/2008	$12.88	$9.04	849,932
01/01/2009 to 12/31/2009	$9.04	$11.35	1,181,689
01/01/2010 to 12/31/2010	$11.35	$11.76	545,135
01/01/2011 to 12/31/2011	$11.76	$12.02	524,638
01/01/2012 to 12/31/2012	$12.02	$14.29	462,518
01/01/2013 to 12/31/2013	$14.29	$19.76	464,049
01/01/2014 to 12/31/2014	$19.76	$23.25	483,876
01/01/2015 to 12/31/2015	$23.25	$23.59	397,984
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.77	229,829
01/01/2013 to 12/31/2013	$9.77	$13.16	522,396
01/01/2014 to 12/31/2014	$13.16	$13.98	170,256
01/01/2015 to 12/31/2015	$13.98	$13.92	202,132
Invesco V.I. Technology Fund – Series I
01/01/2006 to 12/31/2006	$8.13	$8.84	513,442
01/01/2007 to 12/31/2007	$8.84	$9.36	630,739
01/01/2008 to 12/31/2008	$9.36	$5.11	453,772
01/01/2009 to 12/31/2009	$5.11	$7.91	970,438
01/01/2010 to 12/31/2010	$7.91	$9.44	1,132,899
01/01/2011 to 12/31/2011	$9.44	$8.81	530,679
01/01/2012 to 12/31/2012	$8.81	$9.64	353,005
01/01/2013 to 12/31/2013	$9.64	$11.87	292,049
01/01/2014 to 12/31/2014	$11.87	$12.96	263,606
01/01/2015 to 12/31/2015	$12.96	$13.62	242,522
NASDAQ Target 15 Portfolio
01/01/2006 to 12/31/2006	$10.83	$11.60	199,508
01/01/2007 to 12/31/2007	$11.60	$13.88	403,709
01/01/2008 to 12/31/2008	$13.88	$6.71	199,304
01/01/2009 to 12/31/2009	$6.71	$7.71	140,231
01/01/2010 to 12/31/2010	$7.71	$9.89	511,072
01/01/2011 to 12/31/2011	$9.89	$9.85	211,183
01/01/2012 to 12/31/2012	$9.85	$10.95	144,674
01/01/2013 to 12/31/2013	$10.95	$16.02	172,418
01/01/2014 to 04/25/2014	$16.02	$15.97	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
NVIT Developing Markets Fund
01/01/2006 to 12/31/2006	$20.72	$27.43	2,835,328
01/01/2007 to 12/31/2007	$27.43	$38.71	3,344,620
01/01/2008 to 12/31/2008	$38.71	$16.04	1,630,334
01/01/2009 to 12/31/2009	$16.04	$25.59	2,133,897
01/01/2010 to 12/31/2010	$25.59	$29.23	1,632,797
01/01/2011 to 12/31/2011	$29.23	$22.31	1,023,231
01/01/2012 to 12/31/2012	$22.31	$25.62	797,727
01/01/2013 to 12/31/2013	$25.62	$25.21	589,332
01/01/2014 to 12/31/2014	$25.21	$23.34	449,200
01/01/2015 to 12/31/2015	$23.34	$19.21	418,094
ProFund VP Asia 30
01/01/2006 to 12/31/2006	$14.45	$19.80	3,073,769
01/01/2007 to 12/31/2007	$19.80	$28.77	2,473,589
01/01/2008 to 12/31/2008	$28.77	$13.91	1,337,672
01/01/2009 to 12/31/2009	$13.91	$21.10	1,821,822
01/01/2010 to 12/31/2010	$21.10	$23.64	1,172,241
01/01/2011 to 12/31/2011	$23.64	$16.97	568,287
01/01/2012 to 12/31/2012	$16.97	$19.28	518,241
01/01/2013 to 12/31/2013	$19.28	$21.80	354,325
01/01/2014 to 12/31/2014	$21.80	$21.10	204,908
01/01/2015 to 12/31/2015	$21.10	$18.81	180,718
ProFund VP Banks
01/01/2006 to 12/31/2006	$11.77	$13.35	402,883
01/01/2007 to 12/31/2007	$13.35	$9.55	389,926
01/01/2008 to 12/31/2008	$9.55	$4.99	2,409,143
01/01/2009 to 12/31/2009	$4.99	$4.70	746,620
01/01/2010 to 12/31/2010	$4.70	$5.00	821,032
01/01/2011 to 12/31/2011	$5.00	$3.60	310,912
01/01/2012 to 12/31/2012	$3.60	$4.73	683,662
01/01/2013 to 12/31/2013	$4.73	$6.21	377,961
01/01/2014 to 12/31/2014	$6.21	$6.74	257,672
01/01/2015 to 12/31/2015	$6.74	$6.60	282,280
ProFund VP Basic Materials
01/01/2006 to 12/31/2006	$11.96	$13.58	779,466
01/01/2007 to 12/31/2007	$13.58	$17.45	2,684,333
01/01/2008 to 12/31/2008	$17.45	$8.34	1,183,553
01/01/2009 to 12/31/2009	$8.34	$13.32	1,841,267
01/01/2010 to 12/31/2010	$13.32	$16.99	1,479,120
01/01/2011 to 12/31/2011	$16.99	$14.01	513,298
01/01/2012 to 12/31/2012	$14.01	$14.94	344,526
01/01/2013 to 12/31/2013	$14.94	$17.41	287,699
01/01/2014 to 12/31/2014	$17.41	$17.41	201,578
01/01/2015 to 12/31/2015	$17.41	$14.74	148,177
ProFund VP Bear
01/01/2006 to 12/31/2006	$7.23	$6.57	1,868,606
01/01/2007 to 12/31/2007	$6.57	$6.50	1,722,065
01/01/2008 to 12/31/2008	$6.50	$8.95	2,326,201
01/01/2009 to 12/31/2009	$8.95	$6.35	1,995,516
01/01/2010 to 12/31/2010	$6.35	$5.13	1,870,682
01/01/2011 to 12/31/2011	$5.13	$4.60	2,082,893
01/01/2012 to 12/31/2012	$4.60	$3.77	965,635
01/01/2013 to 12/31/2013	$3.77	$2.73	911,837
01/01/2014 to 12/31/2014	$2.73	$2.30	951,939
01/01/2015 to 12/31/2015	$2.30	$2.15	511,021

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Biotechnology
01/01/2006 to 12/31/2006	$12.34	$11.64	393,923
01/01/2007 to 12/31/2007	$11.64	$11.31	609,746
01/01/2008 to 12/31/2008	$11.31	$11.33	1,249,287
01/01/2009 to 12/31/2009	$11.33	$11.56	355,182
01/01/2010 to 12/31/2010	$11.56	$11.95	254,803
01/01/2011 to 12/31/2011	$11.95	$12.52	188,759
01/01/2012 to 12/31/2012	$12.52	$17.33	338,800
01/01/2013 to 12/31/2013	$17.33	$28.71	326,187
01/01/2014 to 12/31/2014	$28.71	$36.62	259,481
01/01/2015 to 12/31/2015	$36.62	$37.21	163,042
ProFund VP Bull
01/01/2006 to 12/31/2006	$10.64	$11.90	7,031,661
01/01/2007 to 12/31/2007	$11.90	$12.12	4,013,033
01/01/2008 to 12/31/2008	$12.12	$7.43	2,963,943
01/01/2009 to 12/31/2009	$7.43	$9.08	3,113,781
01/01/2010 to 12/31/2010	$9.08	$10.06	2,476,971
01/01/2011 to 12/31/2011	$10.06	$9.89	3,165,929
01/01/2012 to 12/31/2012	$9.89	$11.08	1,499,016
01/01/2013 to 12/31/2013	$11.08	$14.14	1,204,038
01/01/2014 to 12/31/2014	$14.14	$15.50	1,173,460
01/01/2015 to 12/31/2015	$15.50	$15.17	592,041
ProFund VP Consumer Goods Portfolio
01/01/2006 to 12/31/2006	$10.15	$11.25	548,567
01/01/2007 to 12/31/2007	$11.25	$11.90	715,235
01/01/2008 to 12/31/2008	$11.90	$8.58	609,574
01/01/2009 to 12/31/2009	$8.58	$10.26	812,567
01/01/2010 to 12/31/2010	$10.26	$11.84	702,138
01/01/2011 to 12/31/2011	$11.84	$12.45	765,549
01/01/2012 to 12/31/2012	$12.45	$13.58	450,591
01/01/2013 to 12/31/2013	$13.58	$17.15	573,128
01/01/2014 to 12/31/2014	$17.15	$18.59	574,747
01/01/2015 to 12/31/2015	$18.59	$19.05	433,302
ProFund VP Consumer Services
01/01/2006 to 12/31/2006	$8.97	$9.88	192,639
01/01/2007 to 12/31/2007	$9.88	$8.91	67,292
01/01/2008 to 12/31/2008	$8.91	$6.01	448,604
01/01/2009 to 12/31/2009	$6.01	$7.74	295,250
01/01/2010 to 12/31/2010	$7.74	$9.24	1,046,739
01/01/2011 to 12/31/2011	$9.24	$9.58	481,308
01/01/2012 to 12/31/2012	$9.58	$11.51	539,898
01/01/2013 to 12/31/2013	$11.51	$15.83	745,470
01/01/2014 to 12/31/2014	$15.83	$17.51	425,388
01/01/2015 to 12/31/2015	$17.51	$18.03	482,805
ProFund VP Europe 30
01/01/2006 to 12/31/2006	$12.94	$14.95	2,790,577
01/01/2007 to 12/31/2007	$14.95	$16.85	1,487,885
01/01/2008 to 12/31/2008	$16.85	$9.28	649,001
01/01/2009 to 12/31/2009	$9.28	$12.07	1,184,717
01/01/2010 to 12/31/2010	$12.07	$12.19	852,300
01/01/2011 to 12/31/2011	$12.19	$10.92	333,570
01/01/2012 to 12/31/2012	$10.92	$12.52	461,143
01/01/2013 to 12/31/2013	$12.52	$14.98	561,564
01/01/2014 to 12/31/2014	$14.98	$13.46	318,682
01/01/2015 to 12/31/2015	$13.46	$11.80	323,881

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Financials
01/01/2006 to 12/31/2006	$12.46	$14.38	913,872
01/01/2007 to 12/31/2007	$14.38	$11.44	498,292
01/01/2008 to 12/31/2008	$11.44	$5.57	2,008,426
01/01/2009 to 12/31/2009	$5.57	$6.30	1,432,294
01/01/2010 to 12/31/2010	$6.30	$6.87	1,397,974
01/01/2011 to 12/31/2011	$6.87	$5.82	1,034,776
01/01/2012 to 12/31/2012	$5.82	$7.14	1,345,907
01/01/2013 to 12/31/2013	$7.14	$9.27	1,595,424
01/01/2014 to 12/31/2014	$9.27	$10.30	1,201,102
01/01/2015 to 12/31/2015	$10.30	$9.98	975,396
ProFund VP Health Care
01/01/2006 to 12/31/2006	$9.63	$9.96	2,106,409
01/01/2007 to 12/31/2007	$9.96	$10.44	2,120,859
01/01/2008 to 12/31/2008	$10.44	$7.78	1,638,682
01/01/2009 to 12/31/2009	$7.78	$9.14	1,148,607
01/01/2010 to 12/31/2010	$9.14	$9.25	875,030
01/01/2011 to 12/31/2011	$9.25	$10.01	924,616
01/01/2012 to 12/31/2012	$10.01	$11.56	1,121,561
01/01/2013 to 12/31/2013	$11.56	$15.89	1,361,062
01/01/2014 to 12/31/2014	$15.89	$19.34	1,316,203
01/01/2015 to 12/31/2015	$19.34	$19.97	1,214,167
ProFund VP Industrials
01/01/2006 to 12/31/2006	$11.23	$12.33	242,684
01/01/2007 to 12/31/2007	$12.33	$13.55	708,921
01/01/2008 to 12/31/2008	$13.55	$7.93	348,521
01/01/2009 to 12/31/2009	$7.93	$9.68	634,240
01/01/2010 to 12/31/2010	$9.68	$11.78	641,229
01/01/2011 to 12/31/2011	$11.78	$11.38	404,533
01/01/2012 to 12/31/2012	$11.38	$12.96	379,889
01/01/2013 to 12/31/2013	$12.96	$17.62	514,535
01/01/2014 to 12/31/2014	$17.62	$18.29	381,463
01/01/2015 to 12/31/2015	$18.29	$17.37	230,450
ProFund VP Internet
01/01/2006 to 12/31/2006	$18.90	$18.84	200,072
01/01/2007 to 12/31/2007	$18.84	$20.42	435,015
01/01/2008 to 12/31/2008	$20.42	$11.08	116,246
01/01/2009 to 12/31/2009	$11.08	$19.31	507,210
01/01/2010 to 12/31/2010	$19.31	$25.70	455,035
01/01/2011 to 12/31/2011	$25.70	$23.53	92,624
01/01/2012 to 12/31/2012	$23.53	$27.71	98,828
01/01/2013 to 12/31/2013	$27.71	$41.35	134,453
01/01/2014 to 12/31/2014	$41.35	$41.12	46,264
01/01/2015 to 12/31/2015	$41.12	$48.68	88,272
ProFund VP Japan
01/01/2006 to 12/31/2006	$13.31	$14.51	1,650,266
01/01/2007 to 12/31/2007	$14.51	$12.85	552,230
01/01/2008 to 12/31/2008	$12.85	$7.47	553,832
01/01/2009 to 12/31/2009	$7.47	$8.11	519,793
01/01/2010 to 12/31/2010	$8.11	$7.45	414,005
01/01/2011 to 12/31/2011	$7.45	$5.97	292,468
01/01/2012 to 12/31/2012	$5.97	$7.22	445,817
01/01/2013 to 12/31/2013	$7.22	$10.53	616,969
01/01/2014 to 12/31/2014	$10.53	$10.69	321,351
01/01/2015 to 12/31/2015	$10.69	$11.12	271,326

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Large-Cap Growth
01/01/2006 to 12/31/2006	$10.30	$11.05	2,181,106
01/01/2007 to 12/31/2007	$11.05	$11.62	2,009,820
01/01/2008 to 12/31/2008	$11.62	$7.37	1,340,839
01/01/2009 to 12/31/2009	$7.37	$9.40	1,530,601
01/01/2010 to 12/31/2010	$9.40	$10.47	1,282,022
01/01/2011 to 12/31/2011	$10.47	$10.62	1,146,789
01/01/2012 to 12/31/2012	$10.62	$11.77	796,871
01/01/2013 to 12/31/2013	$11.77	$15.12	730,784
01/01/2014 to 12/31/2014	$15.12	$16.80	876,271
01/01/2015 to 12/31/2015	$16.80	$17.14	474,182
ProFund VP Large-Cap Value
01/01/2006 to 12/31/2006	$10.51	$12.26	4,023,312
01/01/2007 to 12/31/2007	$12.26	$12.08	1,984,257
01/01/2008 to 12/31/2008	$12.08	$7.07	1,514,949
01/01/2009 to 12/31/2009	$7.07	$8.31	1,108,254
01/01/2010 to 12/31/2010	$8.31	$9.22	1,501,797
01/01/2011 to 12/31/2011	$9.22	$8.96	1,122,050
01/01/2012 to 12/31/2012	$8.96	$10.17	776,810
01/01/2013 to 12/31/2013	$10.17	$12.99	482,427
01/01/2014 to 12/31/2014	$12.99	$14.11	780,687
01/01/2015 to 12/31/2015	$14.11	$13.22	518,567
ProFund VP Mid-Cap Growth
01/01/2006 to 12/31/2006	$11.58	$11.84	1,594,539
01/01/2007 to 12/31/2007	$11.84	$13.01	2,101,505
01/01/2008 to 12/31/2008	$13.01	$7.83	1,117,437
01/01/2009 to 12/31/2009	$7.83	$10.65	1,903,627
01/01/2010 to 12/31/2010	$10.65	$13.45	2,021,397
01/01/2011 to 12/31/2011	$13.45	$12.85	1,040,542
01/01/2012 to 12/31/2012	$12.85	$14.58	684,764
01/01/2013 to 12/31/2013	$14.58	$18.71	592,623
01/01/2014 to 12/31/2014	$18.71	$19.49	371,987
01/01/2015 to 12/31/2015	$19.49	$19.22	357,650
ProFund VP Mid-Cap Value
01/01/2006 to 12/31/2006	$12.49	$13.80	1,978,580
01/01/2007 to 12/31/2007	$13.80	$13.70	1,436,105
01/01/2008 to 12/31/2008	$13.70	$8.58	733,971
01/01/2009 to 12/31/2009	$8.58	$11.05	1,398,727
01/01/2010 to 12/31/2010	$11.05	$13.09	908,539
01/01/2011 to 12/31/2011	$13.09	$12.37	727,867
01/01/2012 to 12/31/2012	$12.37	$14.18	552,448
01/01/2013 to 12/31/2013	$14.18	$18.43	479,583
01/01/2014 to 12/31/2014	$18.43	$19.97	288,875
01/01/2015 to 12/31/2015	$19.97	$18.02	236,249
ProFund VP NASDAQ-100
01/01/2006 to 12/31/2006	$9.80	$10.16	1,764,614
01/01/2007 to 12/31/2007	$10.16	$11.76	2,265,084
01/01/2008 to 12/31/2008	$11.76	$6.65	1,171,313
01/01/2009 to 12/31/2009	$6.65	$9.94	1,813,909
01/01/2010 to 12/31/2010	$9.94	$11.56	1,576,633
01/01/2011 to 12/31/2011	$11.56	$11.54	909,044
01/01/2012 to 12/31/2012	$11.54	$13.19	644,940
01/01/2013 to 12/31/2013	$13.19	$17.42	507,723
01/01/2014 to 12/31/2014	$17.42	$20.04	490,538
01/01/2015 to 12/31/2015	$20.04	$21.18	411,272

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Oil & Gas
01/01/2006 to 12/31/2006	$17.22	$20.43	2,251,126
01/01/2007 to 12/31/2007	$20.43	$26.61	2,322,451
01/01/2008 to 12/31/2008	$26.61	$16.50	1,351,549
01/01/2009 to 12/31/2009	$16.50	$18.75	1,326,030
01/01/2010 to 12/31/2010	$18.75	$21.71	1,296,969
01/01/2011 to 12/31/2011	$21.71	$21.83	829,408
01/01/2012 to 12/31/2012	$21.83	$22.09	551,530
01/01/2013 to 12/31/2013	$22.09	$26.96	414,618
01/01/2014 to 12/31/2014	$26.96	$23.63	346,412
01/01/2015 to 12/31/2015	$23.63	$17.81	258,376
ProFund VP Pharmaceuticals
01/01/2006 to 12/31/2006	$7.51	$8.28	716,678
01/01/2007 to 12/31/2007	$8.28	$8.33	492,538
01/01/2008 to 12/31/2008	$8.33	$6.60	588,925
01/01/2009 to 12/31/2009	$6.60	$7.58	521,245
01/01/2010 to 12/31/2010	$7.58	$7.49	268,122
01/01/2011 to 12/31/2011	$7.49	$8.56	862,925
01/01/2012 to 12/31/2012	$8.56	$9.42	302,309
01/01/2013 to 12/31/2013	$9.42	$12.19	276,233
01/01/2014 to 12/31/2014	$12.19	$14.31	297,503
01/01/2015 to 12/31/2015	$14.31	$14.70	159,802
ProFund VP Precious Metals
01/01/2006 to 12/31/2006	$14.62	$15.44	2,487,596
01/01/2007 to 12/31/2007	$15.44	$18.60	3,177,702
01/01/2008 to 12/31/2008	$18.60	$12.66	2,709,868
01/01/2009 to 12/31/2009	$12.66	$16.86	2,850,817
01/01/2010 to 12/31/2010	$16.86	$22.04	2,921,018
01/01/2011 to 12/31/2011	$22.04	$17.51	2,103,701
01/01/2012 to 12/31/2012	$17.51	$14.71	1,572,080
01/01/2013 to 12/31/2013	$14.71	$8.98	1,162,887
01/01/2014 to 12/31/2014	$8.98	$6.72	630,558
01/01/2015 to 12/31/2015	$6.72	$4.44	535,237
ProFund VP Real Estate
01/01/2006 to 12/31/2006	$16.96	$22.10	926,728
01/01/2007 to 12/31/2007	$22.10	$17.47	505,436
01/01/2008 to 12/31/2008	$17.47	$10.09	587,638
01/01/2009 to 12/31/2009	$10.09	$12.69	557,087
01/01/2010 to 12/31/2010	$12.69	$15.57	509,622
01/01/2011 to 12/31/2011	$15.57	$16.04	345,408
01/01/2012 to 12/31/2012	$16.04	$18.48	392,557
01/01/2013 to 12/31/2013	$18.48	$18.19	325,883
01/01/2014 to 12/31/2014	$18.19	$22.37	289,291
01/01/2015 to 12/31/2015	$22.37	$22.07	179,238
ProFund VP Rising Rates Opportunity
01/01/2006 to 12/31/2006	$6.00	$6.50	4,567,551
01/01/2007 to 12/31/2007	$6.50	$6.06	1,806,294
01/01/2008 to 12/31/2008	$6.06	$3.70	2,315,493
01/01/2009 to 12/31/2009	$3.70	$4.81	3,128,225
01/01/2010 to 12/31/2010	$4.81	$3.97	4,679,376
01/01/2011 to 12/31/2011	$3.97	$2.44	2,645,539
01/01/2012 to 12/31/2012	$2.44	$2.23	1,760,429
01/01/2013 to 12/31/2013	$2.23	$2.56	3,779,215
01/01/2014 to 12/31/2014	$2.56	$1.76	3,810,891
01/01/2015 to 12/31/2015	$1.76	$1.70	2,300,690

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Semiconductor
01/01/2006 to 12/31/2006	$7.64	$6.98	339,250
01/01/2007 to 12/31/2007	$6.98	$7.35	272,048
01/01/2008 to 12/31/2008	$7.35	$3.63	166,664
01/01/2009 to 12/31/2009	$3.63	$5.86	794,698
01/01/2010 to 12/31/2010	$5.86	$6.47	188,040
01/01/2011 to 12/31/2011	$6.47	$6.12	125,111
01/01/2012 to 12/31/2012	$6.12	$5.77	77,903
01/01/2013 to 12/31/2013	$5.77	$7.57	62,931
01/01/2014 to 12/31/2014	$7.57	$10.02	125,840
01/01/2015 to 12/31/2015	$10.02	$9.57	75,681
ProFund VP Short Mid-Cap
01/01/2006 to 12/31/2006	$8.64	$8.18	254,207
01/01/2007 to 12/31/2007	$8.18	$7.82	131,223
01/01/2008 to 12/31/2008	$7.82	$10.14	177,441
01/01/2009 to 12/31/2009	$10.14	$6.44	364,588
01/01/2010 to 12/31/2010	$6.44	$4.70	280,837
01/01/2011 to 12/31/2011	$4.70	$4.24	232,550
01/01/2012 to 12/31/2012	$4.24	$3.38	139,533
01/01/2013 to 12/31/2013	$3.38	$2.40	116,769
01/01/2014 to 12/31/2014	$2.40	$2.07	171,122
01/01/2015 to 12/31/2015	$2.07	$2.00	170,404
ProFund VP Short NASDAQ-100
01/01/2006 to 12/31/2006	$5.88	$5.70	1,891,265
01/01/2007 to 12/31/2007	$5.70	$4.96	860,024
01/01/2008 to 12/31/2008	$4.96	$7.23	722,924
01/01/2009 to 12/31/2009	$7.23	$4.22	898,026
01/01/2010 to 12/31/2010	$4.22	$3.27	782,589
01/01/2011 to 12/31/2011	$3.27	$2.88	1,249,273
01/01/2012 to 12/31/2012	$2.88	$2.30	957,612
01/01/2013 to 12/31/2013	$2.30	$1.60	348,933
01/01/2014 to 12/31/2014	$1.60	$1.27	241,202
01/01/2015 to 12/31/2015	$1.27	$1.08	286,125
ProFund VP Short Small-Cap
01/01/2006 to 12/31/2006	$9.11	$7.90	560,897
01/01/2007 to 12/31/2007	$7.90	$8.12	1,000,449
01/01/2008 to 12/31/2008	$8.12	$9.92	233,809
01/01/2009 to 12/31/2009	$9.92	$6.59	463,501
01/01/2010 to 12/31/2010	$6.59	$4.61	355,244
01/01/2011 to 12/31/2011	$4.61	$4.12	702,306
01/01/2012 to 12/31/2012	$4.12	$3.28	351,352
01/01/2013 to 12/31/2013	$3.28	$2.22	176,749
01/01/2014 to 12/31/2014	$2.22	$1.98	197,127
01/01/2015 to 12/31/2015	$1.98	$1.93	165,249
ProFund VP Small-Cap Growth
01/01/2006 to 12/31/2006	$12.67	$13.54	1,643,633
01/01/2007 to 12/31/2007	$13.54	$13.85	676,467
01/01/2008 to 12/31/2008	$13.85	$8.99	990,289
01/01/2009 to 12/31/2009	$8.99	$11.15	1,476,283
01/01/2010 to 12/31/2010	$11.15	$13.79	1,733,790
01/01/2011 to 12/31/2011	$13.79	$13.73	1,437,215
01/01/2012 to 12/31/2012	$13.73	$15.19	495,243
01/01/2013 to 12/31/2013	$15.19	$20.98	722,604
01/01/2014 to 12/31/2014	$20.98	$21.09	341,491
01/01/2015 to 12/31/2015	$21.09	$20.98	310,904

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Small-Cap Value
01/01/2006 to 12/31/2006	$11.35	$13.11	2,446,357
01/01/2007 to 12/31/2007	$13.11	$11.96	714,107
01/01/2008 to 12/31/2008	$11.96	$8.15	838,930
01/01/2009 to 12/31/2009	$8.15	$9.65	610,084
01/01/2010 to 12/31/2010	$9.65	$11.59	743,101
01/01/2011 to 12/31/2011	$11.59	$10.94	752,713
01/01/2012 to 12/31/2012	$10.94	$12.49	481,299
01/01/2013 to 12/31/2013	$12.49	$16.91	412,071
01/01/2014 to 12/31/2014	$16.91	$17.60	237,908
01/01/2015 to 12/31/2015	$17.60	$15.88	251,343
ProFund VP Technology
01/01/2006 to 12/31/2006	$8.45	$8.98	673,628
01/01/2007 to 12/31/2007	$8.98	$10.10	1,668,456
01/01/2008 to 12/31/2008	$10.10	$5.53	322,313
01/01/2009 to 12/31/2009	$5.53	$8.78	1,361,950
01/01/2010 to 12/31/2010	$8.78	$9.56	652,534
01/01/2011 to 12/31/2011	$9.56	$9.27	719,037
01/01/2012 to 12/31/2012	$9.27	$10.06	287,188
01/01/2013 to 12/31/2013	$10.06	$12.38	175,316
01/01/2014 to 12/31/2014	$12.38	$14.39	179,412
01/01/2015 to 12/31/2015	$14.39	$14.49	124,421
ProFund VP Telecommunications
01/01/2006 to 12/31/2006	$7.52	$9.93	1,277,316
01/01/2007 to 12/31/2007	$9.93	$10.59	1,098,402
01/01/2008 to 12/31/2008	$10.59	$6.83	840,295
01/01/2009 to 12/31/2009	$6.83	$7.21	472,593
01/01/2010 to 12/31/2010	$7.21	$8.20	847,216
01/01/2011 to 12/31/2011	$8.20	$8.22	476,200
01/01/2012 to 12/31/2012	$8.22	$9.42	486,914
01/01/2013 to 12/31/2013	$9.42	$10.38	375,062
01/01/2014 to 12/31/2014	$10.38	$10.26	329,989
01/01/2015 to 12/31/2015	$10.26	$10.25	246,225
ProFund VP U.S. Government Plus
01/01/2006 to 12/31/2006	$12.64	$11.86	821,668
01/01/2007 to 12/31/2007	$11.86	$12.85	2,443,725
01/01/2008 to 12/31/2008	$12.85	$18.92	2,696,273
01/01/2009 to 12/31/2009	$18.92	$12.54	1,333,606
01/01/2010 to 12/31/2010	$12.54	$13.58	1,042,250
01/01/2011 to 12/31/2011	$13.58	$19.17	1,145,039
01/01/2012 to 12/31/2012	$19.17	$19.03	721,134
01/01/2013 to 12/31/2013	$19.03	$15.14	419,798
01/01/2014 to 12/31/2014	$15.14	$20.31	243,348
01/01/2015 to 12/31/2015	$20.31	$18.85	307,076
ProFund VP UltraBull
01/01/2006 to 12/31/2006	$11.87	$14.36	1,596,920
01/01/2007 to 12/31/2007	$14.36	$14.24	1,964,725
01/01/2008 to 12/31/2008	$14.24	$4.57	8,061,341
01/01/2009 to 12/31/2009	$4.57	$6.50	1,590,074
01/01/2010 to 12/31/2010	$6.50	$7.81	914,644
01/01/2011 to 12/31/2011	$7.81	$7.31	689,374
01/01/2012 to 12/31/2012	$7.31	$9.26	451,227
01/01/2013 to 12/31/2013	$9.26	$15.31	302,573
01/01/2014 to 12/31/2014	$15.31	$18.56	265,404
01/01/2015 to 12/31/2015	$18.56	$17.73	202,056

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP UltraMid-Cap
01/01/2006 to 12/31/2006	$13.91	$15.14	1,588,771
01/01/2007 to 12/31/2007	$15.14	$15.77	1,072,846
01/01/2008 to 12/31/2008	$15.77	$5.04	2,684,256
01/01/2009 to 12/31/2009	$5.04	$8.23	1,356,598
01/01/2010 to 12/31/2010	$8.23	$12.11	1,530,577
01/01/2011 to 12/31/2011	$12.11	$10.28	591,778
01/01/2012 to 12/31/2012	$10.28	$13.40	516,451
01/01/2013 to 12/31/2013	$13.40	$22.48	317,543
01/01/2014 to 12/31/2014	$22.48	$25.51	386,697
01/01/2015 to 12/31/2015	$25.51	$22.79	377,840
ProFund VP UltraNASDAQ-100
01/01/2006 to 12/31/2006	$7.47	$7.70	2,319,572
01/01/2007 to 12/31/2007	$7.70	$9.73	4,024,405
01/01/2008 to 12/31/2008	$9.73	$2.61	3,358,757
01/01/2009 to 12/31/2009	$2.61	$5.63	1,661,197
01/01/2010 to 12/31/2010	$5.63	$7.48	1,359,439
01/01/2011 to 12/31/2011	$7.48	$7.27	1,795,997
01/01/2012 to 12/31/2012	$7.27	$9.57	563,727
01/01/2013 to 12/31/2013	$9.57	$16.84	561,715
01/01/2014 to 12/31/2014	$16.84	$22.50	414,291
01/01/2015 to 12/31/2015	$22.50	$25.14	345,567
ProFund VP UltraSmall-Cap
01/01/2006 to 12/31/2006	$15.23	$18.87	1,580,595
01/01/2007 to 12/31/2007	$18.87	$16.11	527,856
01/01/2008 to 12/31/2008	$16.11	$5.36	2,519,397
01/01/2009 to 12/31/2009	$5.36	$7.39	747,146
01/01/2010 to 12/31/2010	$7.39	$10.79	930,703
01/01/2011 to 12/31/2011	$10.79	$8.61	508,081
01/01/2012 to 12/31/2012	$8.61	$10.97	395,941
01/01/2013 to 12/31/2013	$10.97	$20.13	296,920
01/01/2014 to 12/31/2014	$20.13	$20.87	228,008
01/01/2015 to 12/31/2015	$20.87	$17.86	162,041
ProFund VP Utilities
01/01/2006 to 12/31/2006	$12.37	$14.51	2,195,309
01/01/2007 to 12/31/2007	$14.51	$16.52	3,808,582
01/01/2008 to 12/31/2008	$16.52	$11.26	1,279,942
01/01/2009 to 12/31/2009	$11.26	$12.27	940,314
01/01/2010 to 12/31/2010	$12.27	$12.78	893,746
01/01/2011 to 12/31/2011	$12.78	$14.77	1,349,692
01/01/2012 to 12/31/2012	$14.77	$14.55	788,140
01/01/2013 to 12/31/2013	$14.55	$16.21	725,550
01/01/2014 to 12/31/2014	$16.21	$20.07	821,630
01/01/2015 to 12/31/2015	$20.07	$18.48	503,397
Prudential SP International Growth Portfolio
01/01/2006 to 12/31/2006	$12.05	$14.35	742,865
01/01/2007 to 12/31/2007	$14.35	$16.87	828,104
01/01/2008 to 12/31/2008	$16.87	$8.25	357,600
01/01/2009 to 12/31/2009	$8.25	$11.12	408,047
01/01/2010 to 12/31/2010	$11.12	$12.47	346,910
01/01/2011 to 12/31/2011	$12.47	$10.44	327,254
01/01/2012 to 12/31/2012	$10.44	$12.56	230,539
01/01/2013 to 12/31/2013	$12.56	$14.69	101,416
01/01/2014 to 12/31/2014	$14.69	$13.62	73,228
01/01/2015 to 12/31/2015	$13.62	$13.84	63,745

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
S&P Target 24 Portfolio
01/01/2006 to 12/31/2006	$11.01	$11.14	290,152
01/01/2007 to 12/31/2007	$11.14	$11.42	274,858
01/01/2008 to 12/31/2008	$11.42	$8.09	259,188
01/01/2009 to 12/31/2009	$8.09	$9.05	240,776
01/01/2010 to 12/31/2010	$9.05	$10.62	226,552
01/01/2011 to 12/31/2011	$10.62	$11.34	243,395
01/01/2012 to 12/31/2012	$11.34	$12.21	149,031
01/01/2013 to 12/31/2013	$12.21	$17.07	202,561
01/01/2014 to 04/25/2014	$17.07	$16.84	0
Target Managed VIP Portfolio
01/01/2006 to 12/31/2006	$11.94	$13.10	2,772,210
01/01/2007 to 12/31/2007	$13.10	$14.10	2,203,754
01/01/2008 to 12/31/2008	$14.10	$7.65	1,345,285
01/01/2009 to 12/31/2009	$7.65	$8.51	861,853
01/01/2010 to 12/31/2010	$8.51	$9.96	654,754
01/01/2011 to 12/31/2011	$9.96	$9.64	581,345
01/01/2012 to 12/31/2012	$9.64	$10.71	565,987
01/01/2013 to 12/31/2013	$10.71	$14.30	532,138
01/01/2014 to 04/25/2014	$14.30	$14.21	0
The DOW DART 10 Portfolio
01/01/2006 to 12/31/2006	$9.98	$12.32	481,064
01/01/2007 to 12/31/2007	$12.32	$12.20	235,030
01/01/2008 to 12/31/2008	$12.20	$8.58	249,670
01/01/2009 to 12/31/2009	$8.58	$9.61	136,907
01/01/2010 to 12/31/2010	$9.61	$11.04	221,649
01/01/2011 to 12/31/2011	$11.04	$11.69	189,624
01/01/2012 to 12/31/2012	$11.69	$12.73	184,517
01/01/2013 to 12/31/2013	$12.73	$16.39	166,823
01/01/2014 to 04/25/2014	$16.39	$16.13	0
The DOW Target Dividend Portfolio
01/01/2006 to 12/31/2006	$9.76	$11.34	2,310,768
01/01/2007 to 12/31/2007	$11.34	$11.28	2,000,024
01/01/2008 to 12/31/2008	$11.28	$6.59	1,374,063
01/01/2009 to 12/31/2009	$6.59	$7.40	996,116
01/01/2010 to 12/31/2010	$7.40	$8.48	902,956
01/01/2011 to 12/31/2011	$8.48	$8.84	1,077,472
01/01/2012 to 12/31/2012	$8.84	$9.18	630,897
01/01/2013 to 12/31/2013	$9.18	$11.57	561,037
01/01/2014 to 04/25/2014	$11.57	$11.97	0
Value Line Target 25 Portfolio
01/01/2006 to 12/31/2006	$14.82	$15.00	1,119,827
01/01/2007 to 12/31/2007	$15.00	$17.43	1,173,103
01/01/2008 to 12/31/2008	$17.43	$7.74	1,027,401
01/01/2009 to 12/31/2009	$7.74	$8.16	663,617
01/01/2010 to 12/31/2010	$8.16	$10.47	604,695
01/01/2011 to 12/31/2011	$10.47	$7.75	467,540
01/01/2012 to 12/31/2012	$7.75	$9.25	312,129
01/01/2013 to 12/31/2013	$9.25	$11.96	253,593
01/01/2014 to 04/25/2014	$11.96	$12.77	0
Wells Fargo Advantage VT Equity Income
01/01/2006 to 12/31/2006	$11.59	$13.51	582,613
01/01/2007 to 12/31/2007	$13.51	$13.66	497,287
01/01/2008 to 12/31/2008	$13.66	$8.53	312,113
01/01/2009 to 12/31/2009	$8.53	$9.81	287,896
01/01/2010 to 07/16/2010	$9.81	$9.43	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Wells Fargo VT International Equity Fund – Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$13.33	$16.11	637,587
01/01/2011 to 12/31/2011	$16.11	$13.82	523,908
01/01/2012 to 12/31/2012	$13.82	$15.45	401,945
01/01/2013 to 12/31/2013	$15.45	$18.23	283,907
01/01/2014 to 12/31/2014	$18.23	$16.98	217,416
01/01/2015 to 12/31/2015	$16.98	$17.08	210,347
Wells Fargo VT Intrinsic Value Fund – Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$9.43	$10.98	306,415
01/01/2011 to 12/31/2011	$10.98	$10.57	290,158
01/01/2012 to 12/31/2012	$10.57	$12.42	233,447
01/01/2013 to 12/31/2013	$12.42	$15.91	251,990
01/01/2014 to 12/31/2014	$15.91	$17.26	202,790
01/01/2015 to 12/31/2015	$17.26	$16.89	189,933
Wells Fargo VT Omega Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.54	$15.82	385,986
01/01/2011 to 12/31/2011	$15.82	$14.72	411,256
01/01/2012 to 12/31/2012	$14.72	$17.48	413,544
01/01/2013 to 12/31/2013	$17.48	$24.11	306,342
01/01/2014 to 12/31/2014	$24.11	$24.68	201,332
01/01/2015 to 12/31/2015	$24.68	$24.67	142,859
Wells Fargo VT Small Cap Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.25	617,813
01/01/2011 to 12/31/2011	$12.25	$11.52	383,450
01/01/2012 to 12/31/2012	$11.52	$12.25	264,060
01/01/2013 to 12/31/2013	$12.25	$18.14	293,944
01/01/2014 to 12/31/2014	$18.14	$17.54	192,275
01/01/2015 to 12/31/2015	$17.54	$16.80	164,785

*	Denotes the start date of these sub-accounts

ASL II

Prudential Annuities Life Assurance Corporation

Prospectus

ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps OR GRO Plus 2008 60 bps and Combo 5%/HAV 80 bps (3.05%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.13	20,597
01/01/2010 to 12/31/2010	$12.13	$13.17	65,536
01/01/2011 to 12/31/2011	$13.17	$12.43	29,622
01/01/2012 to 12/31/2012	$12.43	$13.57	36,253
01/01/2013 to 12/31/2013	$13.57	$14.46	11,985
01/01/2014 to 12/31/2014	$14.46	$14.56	21,734
01/01/2015 to 12/31/2015	$14.56	$13.66	12,885

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.33	33,933
01/01/2010 to 12/31/2010	$12.33	$13.59	52,061
01/01/2011 to 12/31/2011	$13.59	$13.19	26,435
01/01/2012 to 12/31/2012	$13.19	$14.54	36,464
01/01/2013 to 12/31/2013	$14.54	$16.43	19,293
01/01/2014 to 12/31/2014	$16.43	$16.90	28,366
01/01/2015 to 12/31/2015	$16.90	$16.51	13,993
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.38	11,520
01/01/2010 to 12/31/2010	$12.38	$13.66	10,502
01/01/2011 to 12/31/2011	$13.66	$13.72	7,324
01/01/2012 to 05/04/2012	$13.72	$14.83	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.96	104,004
01/01/2010 to 12/31/2010	$11.96	$13.02	131,786
01/01/2011 to 12/31/2011	$13.02	$12.47	52,667
01/01/2012 to 12/31/2012	$12.47	$13.60	56,424
01/01/2013 to 12/31/2013	$13.60	$15.51	26,419
01/01/2014 to 12/31/2014	$15.51	$16.02	35,868
01/01/2015 to 12/31/2015	$16.02	$15.61	19,466
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.08	0
01/01/2012 to 12/31/2012	$9.08	$9.85	0
01/01/2013 to 12/31/2013	$9.85	$10.58	3,133
01/01/2014 to 12/31/2014	$10.58	$10.76	3,650
01/01/2015 to 12/31/2015	$10.76	$10.12	1,167
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.40	1,087
01/01/2014 to 12/31/2014	$10.40	$10.44	859
01/01/2015 to 12/31/2015	$10.44	$10.15	372
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.41	10,719
01/01/2010 to 12/31/2010	$10.41	$10.49	8,917
01/01/2011 to 12/31/2011	$10.49	$10.40	3,150
01/01/2012 to 12/31/2012	$10.40	$10.55	3,391
01/01/2013 to 12/31/2013	$10.55	$10.01	590
01/01/2014 to 12/31/2014	$10.01	$9.70	546
01/01/2015 to 12/31/2015	$9.70	$9.44	376
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$10.98	109,219
01/01/2010 to 12/31/2010	$10.98	$11.46	174,087
01/01/2011 to 12/31/2011	$11.46	$11.47	92,726
01/01/2012 to 12/31/2012	$11.47	$12.15	96,820
01/01/2013 to 12/31/2013	$12.15	$11.57	35,919
01/01/2014 to 12/31/2014	$11.57	$11.69	32,447
01/01/2015 to 12/31/2015	$11.69	$11.09	10,690
AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$9.96	$9.92	0
01/01/2010 to 12/31/2010	$9.92	$10.52	0
01/01/2011 to 12/31/2011	$10.52	$10.85	0
01/01/2012 to 12/31/2012	$10.85	$10.84	0
01/01/2013 to 12/31/2013	$10.84	$10.48	0
01/01/2014 to 12/31/2014	$10.48	$10.14	0
01/01/2015 to 12/31/2015	$10.14	$9.81	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.94	$9.54	10,856
01/01/2010 to 12/31/2010	$9.54	$10.23	53,548
01/01/2011 to 12/31/2011	$10.23	$10.88	99,457
01/01/2012 to 12/31/2012	$10.88	$10.98	49,369
01/01/2013 to 12/31/2013	$10.98	$10.58	31,441
01/01/2014 to 12/31/2014	$10.58	$10.30	14,936
01/01/2015 to 12/31/2015	$10.30	$9.96	16,585
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.63	78,013
01/01/2011 to 12/31/2011	$10.63	$11.48	166,186
01/01/2012 to 12/31/2012	$11.48	$11.70	128,946
01/01/2013 to 12/31/2013	$11.70	$11.11	97,521
01/01/2014 to 12/31/2014	$11.11	$10.92	54,941
01/01/2015 to 12/31/2015	$10.92	$10.61	64,784
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92	$9.61	0
01/01/2010 to 12/31/2010	$9.61	$10.36	0
01/01/2011 to 12/31/2011	$10.36	$11.41	300,079
01/01/2012 to 12/31/2012	$11.41	$11.69	203,929
01/01/2013 to 12/31/2013	$11.69	$10.98	124,021
01/01/2014 to 12/31/2014	$10.98	$10.93	85,105
01/01/2015 to 12/31/2015	$10.93	$10.68	60,763
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.91	$9.51	0
01/01/2010 to 12/31/2010	$9.51	$10.27	0
01/01/2011 to 12/31/2011	$10.27	$11.55	0
01/01/2012 to 12/31/2012	$11.55	$11.85	57,097
01/01/2013 to 12/31/2013	$11.85	$10.93	75,887
01/01/2014 to 12/31/2014	$10.93	$11.05	30,895
01/01/2015 to 12/31/2015	$11.05	$10.83	25,134
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88	$9.19	0
01/01/2010 to 12/31/2010	$9.19	$9.96	67,081
01/01/2011 to 12/31/2011	$9.96	$11.46	5,989
01/01/2012 to 12/31/2012	$11.46	$11.82	3,224
01/01/2013 to 12/31/2013	$11.82	$10.71	100,166
01/01/2014 to 12/31/2014	$10.71	$11.02	58,122
01/01/2015 to 12/31/2015	$11.02	$10.85	72,462
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.87	55,827
01/01/2011 to 12/31/2011	$10.87	$12.68	479,189
01/01/2012 to 12/31/2012	$12.68	$13.12	250,845
01/01/2013 to 12/31/2013	$13.12	$11.83	78,873
01/01/2014 to 12/31/2014	$11.83	$12.35	169,047
01/01/2015 to 12/31/2015	$12.35	$12.19	135,676
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.87	148,179
01/01/2012 to 12/31/2012	$11.87	$12.18	231,919
01/01/2013 to 12/31/2013	$12.18	$10.66	25,469
01/01/2014 to 12/31/2014	$10.66	$11.40	15,562
01/01/2015 to 12/31/2015	$11.40	$11.29	63,122
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.27	77,251
01/01/2013 to 12/31/2013	$10.27	$8.94	685,322
01/01/2014 to 12/31/2014	$8.94	$9.76	475,047
01/01/2015 to 12/31/2015	$9.76	$9.72	181,993

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.64	347,529
01/01/2014 to 12/31/2014	$8.64	$9.60	177,322
01/01/2015 to 12/31/2015	$9.60	$9.57	10,739
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.16	16,526
01/01/2015 to 12/31/2015	$11.16	$11.03	330,937
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.81	181,833
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14	$10.28	0
01/01/2010 to 12/31/2010	$10.28	$11.34	916
01/01/2011 to 12/31/2011	$11.34	$10.34	252
01/01/2012 to 12/31/2012	$10.34	$11.36	289
01/01/2013 to 12/31/2013	$11.36	$14.47	201
01/01/2014 to 12/31/2014	$14.47	$15.47	783
01/01/2015 to 12/31/2015	$15.47	$14.28	374
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.23	88,371
01/01/2010 to 12/31/2010	$12.23	$13.44	112,968
01/01/2011 to 12/31/2011	$13.44	$12.71	48,818
01/01/2012 to 12/31/2012	$12.71	$14.02	64,061
01/01/2013 to 12/31/2013	$14.02	$16.67	34,911
01/01/2014 to 12/31/2014	$16.67	$17.29	31,756
01/01/2015 to 12/31/2015	$17.29	$16.86	17,277
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.52	0
01/01/2014 to 12/31/2014	$11.52	$12.69	237
01/01/2015 to 12/31/2015	$12.69	$11.86	106
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61	$14.41	3,009
01/01/2010 to 12/31/2010	$14.41	$17.98	2,762
01/01/2011 to 12/31/2011	$17.98	$18.59	1,055
01/01/2012 to 12/31/2012	$18.59	$20.78	1,973
01/01/2013 to 12/31/2013	$20.78	$20.78	973
01/01/2014 to 12/31/2014	$20.78	$26.38	1,299
01/01/2015 to 12/31/2015	$26.38	$26.81	824
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.60	0
01/01/2014 to 12/31/2014	$9.60	$9.78	0
01/01/2015 to 12/31/2015	$9.78	$9.47	2,686
AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03	$11.89	9,882
01/01/2010 to 12/31/2010	$11.89	$13.06	11,383
01/01/2011 to 12/31/2011	$13.06	$12.35	6,047
01/01/2012 to 12/31/2012	$12.35	$13.61	6,502
01/01/2013 to 12/31/2013	$13.61	$15.73	1,090
01/01/2014 to 12/31/2014	$15.73	$16.12	1,812
01/01/2015 to 10/16/2015	$16.12	$15.90	0
AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.21	40,030
01/01/2010 to 12/31/2010	$12.21	$13.54	69,693
01/01/2011 to 12/31/2011	$13.54	$12.93	27,636
01/01/2012 to 12/31/2012	$12.93	$13.87	29,060
01/01/2013 to 12/31/2013	$13.87	$15.43	12,216
01/01/2014 to 12/31/2014	$15.43	$15.43	13,448
01/01/2015 to 12/31/2015	$15.43	$15.11	7,606

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.64	85,979
01/01/2013 to 12/31/2013	$10.64	$12.85	61,658
01/01/2014 to 12/31/2014	$12.85	$12.85	66,734
01/01/2015 to 10/16/2015	$12.85	$12.17	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.71	0
01/01/2014 to 12/31/2014	$10.71	$10.65	235
01/01/2015 to 10/16/2015	$10.65	$10.05	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.86	$13.84	5,212
01/01/2010 to 12/31/2010	$13.84	$16.13	5,671
01/01/2011 to 12/31/2011	$16.13	$14.85	2,697
01/01/2012 to 12/31/2012	$14.85	$18.26	2,502
01/01/2013 to 12/31/2013	$18.26	$18.47	757
01/01/2014 to 12/31/2014	$18.47	$20.40	1,542
01/01/2015 to 12/31/2015	$20.40	$19.76	470
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$10.05	$12.75	5,300
01/01/2010 to 12/31/2010	$12.75	$13.64	5,682
01/01/2011 to 12/31/2011	$13.64	$12.70	564
01/01/2012 to 12/31/2012	$12.70	$14.74	1,000
01/01/2013 to 12/31/2013	$14.74	$18.54	549
01/01/2014 to 02/07/2014	$18.54	$18.22	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$12.12	5,259
01/01/2010 to 12/31/2010	$12.12	$13.27	4,461
01/01/2011 to 12/31/2011	$13.27	$12.15	2,054
01/01/2012 to 12/31/2012	$12.15	$14.10	2,577
01/01/2013 to 12/31/2013	$14.10	$18.25	2,072
01/01/2014 to 12/31/2014	$18.25	$20.02	2,527
01/01/2015 to 12/31/2015	$20.02	$18.51	593
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.06	$13.39	10,087
01/01/2010 to 12/31/2010	$13.39	$15.56	11,918
01/01/2011 to 12/31/2011	$15.56	$14.64	5,719
01/01/2012 to 12/31/2012	$14.64	$16.97	5,361
01/01/2013 to 12/31/2013	$16.97	$21.75	3,788
01/01/2014 to 12/31/2014	$21.75	$23.52	5,202
01/01/2015 to 12/31/2015	$23.52	$21.51	3,500
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.78	8,173
01/01/2010 to 12/31/2010	$11.78	$12.74	48,976
01/01/2011 to 12/31/2011	$12.74	$12.29	29,103
01/01/2012 to 12/31/2012	$12.29	$13.13	27,510
01/01/2013 to 12/31/2013	$13.13	$13.98	3,763
01/01/2014 to 12/31/2014	$13.98	$14.10	12,688
01/01/2015 to 12/31/2015	$14.10	$13.54	15,831
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95	$12.67	11,393
01/01/2010 to 12/31/2010	$12.67	$15.58	11,365
01/01/2011 to 12/31/2011	$15.58	$15.30	2,764
01/01/2012 to 12/31/2012	$15.30	$17.16	5,135
01/01/2013 to 12/31/2013	$17.16	$23.09	1,883
01/01/2014 to 12/31/2014	$23.09	$24.00	5,106
01/01/2015 to 12/31/2015	$24.00	$21.99	2,218

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.67	3,083
01/01/2010 to 12/31/2010	$12.67	$13.81	2,749
01/01/2011 to 12/31/2011	$13.81	$13.33	1,157
01/01/2012 to 12/31/2012	$13.33	$14.65	912
01/01/2013 to 12/31/2013	$14.65	$19.12	533
01/01/2014 to 12/31/2014	$19.12	$18.83	3,009
01/01/2015 to 12/31/2015	$18.83	$17.15	1,113
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.43	5,092
01/01/2010 to 12/31/2010	$12.43	$13.68	10,081
01/01/2011 to 12/31/2011	$13.68	$13.68	2,509
01/01/2012 to 12/31/2012	$13.68	$15.11	5,003
01/01/2013 to 12/31/2013	$15.11	$15.70	4,092
01/01/2014 to 12/31/2014	$15.70	$15.61	4,193
01/01/2015 to 12/31/2015	$15.61	$14.59	158
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.18	2,490
01/01/2010 to 12/31/2010	$13.18	$14.63	11,291
01/01/2011 to 12/31/2011	$14.63	$12.35	3,255
01/01/2012 to 12/31/2012	$12.35	$14.42	4,810
01/01/2013 to 12/31/2013	$14.42	$16.64	2,931
01/01/2014 to 12/31/2014	$16.64	$15.24	3,701
01/01/2015 to 12/31/2015	$15.24	$15.24	2,164
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$13.01	2,413
01/01/2010 to 12/31/2010	$13.01	$14.02	2,501
01/01/2011 to 12/31/2011	$14.02	$11.88	1,271
01/01/2012 to 12/31/2012	$11.88	$13.44	1,073
01/01/2013 to 12/31/2013	$13.44	$15.57	345
01/01/2014 to 12/31/2014	$15.57	$14.08	415
01/01/2015 to 12/31/2015	$14.08	$13.76	251
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.17	20,236
01/01/2010 to 12/31/2010	$12.17	$13.42	32,414
01/01/2011 to 12/31/2011	$13.42	$12.94	14,505
01/01/2012 to 12/31/2012	$12.94	$14.25	12,999
01/01/2013 to 12/31/2013	$14.25	$16.07	2,443
01/01/2014 to 12/31/2014	$16.07	$16.57	3,605
01/01/2015 to 12/31/2015	$16.57	$15.89	1,743
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.50	6,659
01/01/2010 to 12/31/2010	$13.50	$14.02	15,984
01/01/2011 to 12/31/2011	$14.02	$12.35	3,646
01/01/2012 to 12/31/2012	$12.35	$14.60	4,897
01/01/2013 to 12/31/2013	$14.60	$16.33	2,837
01/01/2014 to 12/31/2014	$16.33	$14.82	3,439
01/01/2015 to 12/31/2015	$14.82	$13.97	1,733
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.08	$11.59	20,757
01/01/2010 to 12/31/2010	$11.59	$12.06	27,863
01/01/2011 to 12/31/2011	$12.06	$11.72	14,468
01/01/2012 to 12/31/2012	$11.72	$12.58	14,931
01/01/2013 to 12/31/2013	$12.58	$13.54	3,132
01/01/2014 to 12/31/2014	$13.54	$13.84	3,997
01/01/2015 to 12/31/2015	$13.84	$13.39	2,268

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.27	0
01/01/2010 to 12/31/2010	$10.27	$11.09	692
01/01/2011 to 12/31/2011	$11.09	$10.82	502
01/01/2012 to 12/31/2012	$10.82	$12.08	5,202
01/01/2013 to 12/31/2013	$12.08	$15.99	3,955
01/01/2014 to 12/31/2014	$15.99	$16.97	1,311
01/01/2015 to 12/31/2015	$16.97	$18.21	137
AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.65	573
01/01/2010 to 12/31/2010	$12.65	$13.88	14,237
01/01/2011 to 12/31/2011	$13.88	$12.89	2,571
01/01/2012 to 12/31/2012	$12.89	$14.61	3,452
01/01/2013 to 12/31/2013	$14.61	$19.81	2,533
01/01/2014 to 12/31/2014	$19.81	$21.84	2,755
01/01/2015 to 12/31/2015	$21.84	$19.52	1,714
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.63	10,541
01/01/2010 to 12/31/2010	$12.63	$14.66	10,205
01/01/2011 to 12/31/2011	$14.66	$14.09	6,178
01/01/2012 to 12/31/2012	$14.09	$15.33	5,047
01/01/2013 to 12/31/2013	$15.33	$20.31	4,771
01/01/2014 to 12/31/2014	$20.31	$21.77	5,355
01/01/2015 to 12/31/2015	$21.77	$23.23	1,841
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.00	1,494
01/01/2010 to 12/31/2010	$12.00	$13.20	5,460
01/01/2011 to 12/31/2011	$13.20	$14.10	3,371
01/01/2012 to 12/31/2012	$14.10	$14.48	3,340
01/01/2013 to 12/31/2013	$14.48	$13.76	550
01/01/2014 to 12/31/2014	$13.76	$14.19	2,615
01/01/2015 to 12/31/2015	$14.19	$13.67	1,997
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07	$13.28	9,929
01/01/2010 to 12/31/2010	$13.28	$14.42	7,763
01/01/2011 to 12/31/2011	$14.42	$13.54	3,117
01/01/2012 to 12/31/2012	$13.54	$16.16	6,301
01/01/2013 to 12/31/2013	$16.16	$20.00	2,669
01/01/2014 to 12/31/2014	$20.00	$20.09	6,478
01/01/2015 to 12/31/2015	$20.09	$19.19	1,884
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.07	12,013
01/01/2010 to 12/31/2010	$12.07	$13.20	19,094
01/01/2011 to 12/31/2011	$13.20	$12.72	5,650
01/01/2012 to 12/31/2012	$12.72	$14.44	12,520
01/01/2013 to 12/31/2013	$14.44	$19.14	7,446
01/01/2014 to 12/31/2014	$19.14	$20.17	7,479
01/01/2015 to 12/31/2015	$20.17	$20.97	3,288
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.14	0
01/01/2013 to 12/31/2013	$10.14	$13.23	0
01/01/2014 to 12/31/2014	$13.23	$14.13	0
01/01/2015 to 12/31/2015	$14.13	$13.60	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.14	12,399
01/01/2010 to 12/31/2010	$13.14	$15.75	8,558
01/01/2011 to 12/31/2011	$15.75	$14.74	4,926
01/01/2012 to 12/31/2012	$14.74	$16.92	5,226
01/01/2013 to 12/31/2013	$16.92	$21.73	2,453
01/01/2014 to 12/31/2014	$21.73	$24.22	4,675
01/01/2015 to 12/31/2015	$24.22	$21.93	1,847
AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.00	$9.80	61,155
01/01/2010 to 12/31/2010	$9.80	$9.50	66,807
01/01/2011 to 12/31/2011	$9.50	$9.22	22,753
01/01/2012 to 12/31/2012	$9.22	$8.94	21,654
01/01/2013 to 12/31/2013	$8.94	$8.66	38,219
01/01/2014 to 12/31/2014	$8.66	$8.40	34,608
01/01/2015 to 12/31/2015	$8.40	$8.14	10,538
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.05	0
01/01/2012 to 12/31/2012	$10.05	$10.21	454
01/01/2013 to 12/31/2013	$10.21	$9.62	0
01/01/2014 to 12/31/2014	$9.62	$9.81	1,453
01/01/2015 to 10/16/2015	$9.81	$9.67	0
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.28	2,880
01/01/2010 to 12/31/2010	$12.28	$15.32	12,697
01/01/2011 to 12/31/2011	$15.32	$15.10	3,661
01/01/2012 to 12/31/2012	$15.10	$16.46	10,250
01/01/2013 to 12/31/2013	$16.46	$21.16	6,640
01/01/2014 to 12/31/2014	$21.16	$22.14	4,576
01/01/2015 to 10/16/2015	$22.14	$22.45	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.93	$11.99	1,364
01/01/2010 to 12/31/2010	$11.99	$13.98	13,027
01/01/2011 to 04/29/2011	$13.98	$15.60	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.62	1,324
01/01/2010 to 12/31/2010	$13.62	$16.31	2,199
01/01/2011 to 12/31/2011	$16.31	$15.42	751
01/01/2012 to 12/31/2012	$15.42	$17.51	4,345
01/01/2013 to 12/31/2013	$17.51	$24.10	3,593
01/01/2014 to 12/31/2014	$24.10	$26.70	2,440
01/01/2015 to 12/31/2015	$26.70	$24.42	683
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.22	17,403
01/01/2013 to 12/31/2013	$10.22	$11.79	12,005
01/01/2014 to 12/31/2014	$11.79	$12.01	6,593
01/01/2015 to 12/31/2015	$12.01	$11.50	2,031
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05	$14.70	544
01/01/2010 to 12/31/2010	$14.70	$17.42	8,655
01/01/2011 to 12/31/2011	$17.42	$13.47	3,004
01/01/2012 to 12/31/2012	$13.47	$15.40	3,488
01/01/2013 to 12/31/2013	$15.40	$14.96	966
01/01/2014 to 12/31/2014	$14.96	$13.82	1,352
01/01/2015 to 12/31/2015	$13.82	$11.16	448

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.53	117,847
01/01/2010 to 12/31/2010	$11.53	$12.36	141,279
01/01/2011 to 12/31/2011	$12.36	$12.10	76,596
01/01/2012 to 12/31/2012	$12.10	$12.95	76,027
01/01/2013 to 12/31/2013	$12.95	$13.71	18,950
01/01/2014 to 12/31/2014	$13.71	$14.06	22,497
01/01/2015 to 12/31/2015	$14.06	$13.65	38,106
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.05	193
01/01/2012 to 12/31/2012	$10.05	$10.43	85
01/01/2013 to 12/31/2013	$10.43	$9.88	0
01/01/2014 to 12/31/2014	$9.88	$10.16	6,980
01/01/2015 to 12/31/2015	$10.16	$9.82	2,068
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.07	33,032
01/01/2010 to 12/31/2010	$12.07	$13.93	76,341
01/01/2011 to 12/31/2011	$13.93	$12.67	31,690
01/01/2012 to 12/31/2012	$12.67	$13.87	41,291
01/01/2013 to 12/31/2013	$13.87	$15.74	17,345
01/01/2014 to 12/31/2014	$15.74	$16.66	25,798
01/01/2015 to 12/31/2015	$16.66	$16.05	34,968
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.72	56
01/01/2010 to 12/31/2010	$12.72	$14.19	312
01/01/2011 to 12/31/2011	$14.19	$14.23	118
01/01/2012 to 12/31/2012	$14.23	$16.39	83
01/01/2013 to 12/31/2013	$16.39	$21.05	34
01/01/2014 to 12/31/2014	$21.05	$23.92	165
01/01/2015 to 12/31/2015	$23.92	$23.90	79
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.81	0
01/01/2012 to 12/31/2012	$8.81	$9.67	0
01/01/2013 to 12/31/2013	$9.67	$11.47	0
01/01/2014 to 12/31/2014	$11.47	$11.85	0
01/01/2015 to 12/31/2015	$11.85	$11.50	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.04	$11.86	24,557
01/01/2010 to 12/31/2010	$11.86	$12.87	39,827
01/01/2011 to 12/31/2011	$12.87	$12.25	16,831
01/01/2012 to 12/31/2012	$12.25	$13.09	20,040
01/01/2013 to 12/31/2013	$13.09	$14.27	5,148
01/01/2014 to 12/31/2014	$14.27	$14.55	10,773
01/01/2015 to 12/31/2015	$14.55	$14.08	6,595
AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$10.05	$12.26	8,395
01/01/2010 to 12/31/2010	$12.26	$13.59	20,779
01/01/2011 to 12/31/2011	$13.59	$12.86	9,445
01/01/2012 to 12/31/2012	$12.86	$14.45	11,058
01/01/2013 to 12/31/2013	$14.45	$16.54	4,145
01/01/2014 to 12/31/2014	$16.54	$16.91	8,569
01/01/2015 to 12/31/2015	$16.91	$16.30	8,770
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.30	20,952
01/01/2010 to 12/31/2010	$12.30	$13.34	37,585
01/01/2011 to 12/31/2011	$13.34	$12.49	18,344
01/01/2012 to 12/31/2012	$12.49	$13.46	17,149
01/01/2013 to 12/31/2013	$13.46	$14.93	6,711
01/01/2014 to 12/31/2014	$14.93	$14.91	8,691
01/01/2015 to 10/16/2015	$14.91	$14.34	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.90	3,606
01/01/2010 to 12/31/2010	$12.90	$16.57	4,862
01/01/2011 to 12/31/2011	$16.57	$13.96	5,255
01/01/2012 to 12/31/2012	$13.96	$16.25	5,823
01/01/2013 to 12/31/2013	$16.25	$22.19	4,781
01/01/2014 to 12/31/2014	$22.19	$22.57	6,128
01/01/2015 to 12/31/2015	$22.57	$22.18	3,068
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$13.05	1,009
01/01/2010 to 12/31/2010	$13.05	$17.25	4,684
01/01/2011 to 12/31/2011	$17.25	$16.57	1,545
01/01/2012 to 12/31/2012	$16.57	$18.01	4,955
01/01/2013 to 12/31/2013	$18.01	$23.61	3,505
01/01/2014 to 12/31/2014	$23.61	$23.76	1,821
01/01/2015 to 12/31/2015	$23.76	$23.22	565
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.85	758
01/01/2010 to 12/31/2010	$12.85	$15.70	9,508
01/01/2011 to 12/31/2011	$15.70	$14.31	2,394
01/01/2012 to 12/31/2012	$14.31	$16.40	3,290
01/01/2013 to 12/31/2013	$16.40	$21.84	2,171
01/01/2014 to 12/31/2014	$21.84	$22.29	2,870
01/01/2015 to 12/31/2015	$22.29	$20.68	1,386
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.06	43,885
01/01/2010 to 12/31/2010	$12.06	$13.05	45,724
01/01/2011 to 12/31/2011	$13.05	$12.90	20,735
01/01/2012 to 12/31/2012	$12.90	$14.19	29,389
01/01/2013 to 12/31/2013	$14.19	$16.08	15,266
01/01/2014 to 12/31/2014	$16.08	$16.50	25,157
01/01/2015 to 12/31/2015	$16.50	$16.01	14,684
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.82	240
01/01/2010 to 12/31/2010	$12.82	$14.07	187
01/01/2011 to 12/31/2011	$14.07	$13.42	1,337
01/01/2012 to 12/31/2012	$13.42	$15.25	120
01/01/2013 to 12/31/2013	$15.25	$19.18	429
01/01/2014 to 12/31/2014	$19.18	$19.98	1,130
01/01/2015 to 10/16/2015	$19.98	$18.32	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.07	5,649
01/01/2010 to 12/31/2010	$13.07	$14.68	16,473
01/01/2011 to 12/31/2011	$14.68	$13.99	4,943
01/01/2012 to 12/31/2012	$13.99	$15.95	7,580
01/01/2013 to 12/31/2013	$15.95	$22.27	3,641
01/01/2014 to 12/31/2014	$22.27	$23.39	8,038
01/01/2015 to 12/31/2015	$23.39	$24.85	3,791
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30	$13.66	22,188
01/01/2010 to 12/31/2010	$13.66	$15.96	33,585
01/01/2011 to 12/31/2011	$15.96	$13.16	12,364
01/01/2012 to 12/31/2012	$13.16	$13.22	17,404
01/01/2013 to 12/31/2013	$13.22	$14.79	7,649
01/01/2014 to 12/31/2014	$14.79	$13.14	8,829
01/01/2015 to 12/31/2015	$13.14	$10.29	4,076

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.03	7,216
01/01/2010 to 12/31/2010	$11.03	$11.31	13,161
01/01/2011 to 12/31/2011	$11.31	$11.42	8,552
01/01/2012 to 12/31/2012	$11.42	$11.65	8,562
01/01/2013 to 12/31/2013	$11.65	$10.87	953
01/01/2014 to 12/31/2014	$10.87	$10.59	1,094
01/01/2015 to 12/31/2015	$10.59	$9.80	886
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.68	35,658
01/01/2010 to 12/31/2010	$12.68	$14.09	29,905
01/01/2011 to 12/31/2011	$14.09	$13.19	9,998
01/01/2012 to 12/31/2012	$13.19	$14.19	18,422
01/01/2013 to 12/31/2013	$14.19	$16.58	11,668
01/01/2014 to 12/31/2014	$16.58	$16.96	12,844
01/01/2015 to 12/31/2015	$16.96	$16.34	17,657
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.68	608
01/01/2010 to 12/31/2010	$10.68	$11.17	8,009
01/01/2011 to 12/31/2011	$11.17	$11.48	2,004
01/01/2012 to 12/31/2012	$11.48	$12.00	4,104
01/01/2013 to 12/31/2013	$12.00	$11.46	1,345
01/01/2014 to 12/31/2014	$11.46	$11.91	3,980
01/01/2015 to 12/31/2015	$11.91	$11.69	2,333
Evergreen VA Growth Fund
05/01/2009 to 12/31/2009	$10.04	$12.55	0
01/01/2010 to 07/16/2010	$12.55	$12.19	0
Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$10.05	$12.65	96
01/01/2010 to 07/16/2010	$12.65	$11.93	0
Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$9.89	$12.76	471
01/01/2010 to 07/16/2010	$12.76	$11.82	0
First Trust Target Focus Four Portfolio
05/01/2009 to 12/31/2009	$10.10	$13.19	0
01/01/2010 to 12/31/2010	$13.19	$15.21	400
01/01/2011 to 12/31/2011	$15.21	$13.14	113
01/01/2012 to 12/31/2012	$13.14	$14.50	127
01/01/2013 to 12/31/2013	$14.50	$18.43	0
01/01/2014 to 04/25/2014	$18.43	$18.91	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$10.07	$12.74	43,424
01/01/2010 to 12/31/2010	$12.74	$13.62	109,519
01/01/2011 to 12/31/2011	$13.62	$12.98	50,893
01/01/2012 to 09/21/2012	$12.98	$14.39	0
Global Dividend Target 15 Portfolio
05/01/2009 to 12/31/2009	$10.06	$14.39	685
01/01/2010 to 12/31/2010	$14.39	$15.31	1,333
01/01/2011 to 12/31/2011	$15.31	$13.73	657
01/01/2012 to 12/31/2012	$13.73	$16.69	812
01/01/2013 to 12/31/2013	$16.69	$18.50	52
01/01/2014 to 04/25/2014	$18.50	$18.03	0
Invesco V.I. Capital Development Fund – Series I
04/29/2011* to 12/31/2011	$10.03	$8.09	380
01/01/2012 to 04/27/2012	$8.09	$9.13	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Invesco V.I. Diversified Dividend Fund – Series I
04/29/2011* to 12/31/2011	$9.99	$9.03	981
01/01/2012 to 12/31/2012	$9.03	$10.40	1,301
01/01/2013 to 12/31/2013	$10.40	$13.21	478
01/01/2014 to 12/31/2014	$13.21	$14.45	1,153
01/01/2015 to 12/31/2015	$14.45	$14.30	515
Invesco V.I. Dynamics Fund – Series I
05/01/2009 to 12/31/2009	$10.04	$13.06	637
01/01/2010 to 12/31/2010	$13.06	$15.68	576
01/01/2011 to 04/29/2011	$15.68	$17.38	0
Invesco V.I. Financial Services Fund – Series I
05/01/2009 to 12/31/2009	$10.00	$13.90	2,477
01/01/2010 to 12/31/2010	$13.90	$14.86	1,798
01/01/2011 to 04/29/2011	$14.86	$15.61	0
Invesco V.I. Global Health Care Fund – Series I
05/01/2009 to 12/31/2009	$9.95	$12.67	410
01/01/2010 to 12/31/2010	$12.67	$12.93	1,135
01/01/2011 to 12/31/2011	$12.93	$13.03	509
01/01/2012 to 12/31/2012	$13.03	$15.28	646
01/01/2013 to 12/31/2013	$15.28	$20.81	58
01/01/2014 to 12/31/2014	$20.81	$24.15	145
01/01/2015 to 12/31/2015	$24.15	$24.15	74
Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.67	486
01/01/2013 to 12/31/2013	$9.67	$12.85	147
01/01/2014 to 12/31/2014	$12.85	$13.46	396
01/01/2015 to 12/31/2015	$13.46	$13.20	206
NVIT Developing Markets Fund
05/01/2009 to 12/31/2009	$10.12	$14.41	3,106
01/01/2010 to 12/31/2010	$14.41	$16.23	2,867
01/01/2011 to 12/31/2011	$16.23	$12.21	701
01/01/2012 to 12/31/2012	$12.21	$13.82	674
01/01/2013 to 12/31/2013	$13.82	$13.40	15
01/01/2014 to 12/31/2014	$13.40	$12.24	400
01/01/2015 to 12/31/2015	$12.24	$9.93	186
ProFund VP Asia 30
05/01/2009 to 12/31/2009	$10.20	$13.92	0
01/01/2010 to 12/31/2010	$13.92	$15.37	0
01/01/2011 to 12/31/2011	$15.37	$10.88	0
01/01/2012 to 12/31/2012	$10.88	$12.18	0
01/01/2013 to 12/31/2013	$12.18	$13.58	0
01/01/2014 to 12/31/2014	$13.58	$12.96	0
01/01/2015 to 12/31/2015	$12.96	$11.38	0
ProFund VP Banks
05/01/2009 to 12/31/2009	$9.77	$12.43	0
01/01/2010 to 12/31/2010	$12.43	$13.05	0
01/01/2011 to 12/31/2011	$13.05	$9.27	0
01/01/2012 to 12/31/2012	$9.27	$11.99	0
01/01/2013 to 12/31/2013	$11.99	$15.51	0
01/01/2014 to 12/31/2014	$15.51	$16.60	0
01/01/2015 to 12/31/2015	$16.60	$16.02	0
ProFund VP Basic Materials
05/01/2009 to 12/31/2009	$10.15	$14.20	347
01/01/2010 to 12/31/2010	$14.20	$17.86	463
01/01/2011 to 12/31/2011	$17.86	$14.52	0
01/01/2012 to 12/31/2012	$14.52	$15.27	0
01/01/2013 to 12/31/2013	$15.27	$17.53	0
01/01/2014 to 12/31/2014	$17.53	$17.28	0
01/01/2015 to 12/31/2015	$17.28	$14.42	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Bear
05/01/2009 to 12/31/2009	$9.94	$7.28	1,686
01/01/2010 to 12/31/2010	$7.28	$5.80	7,621
01/01/2011 to 12/31/2011	$5.80	$5.13	1,565
01/01/2012 to 12/31/2012	$5.13	$4.14	1,206
01/01/2013 to 12/31/2013	$4.14	$2.95	0
01/01/2014 to 12/31/2014	$2.95	$2.45	0
01/01/2015 to 12/31/2015	$2.45	$2.26	0
ProFund VP Bull
05/01/2009 to 12/31/2009	$10.05	$12.58	0
01/01/2010 to 12/31/2010	$12.58	$13.74	0
01/01/2011 to 12/31/2011	$13.74	$13.32	0
01/01/2012 to 12/31/2012	$13.32	$14.70	0
01/01/2013 to 12/31/2013	$14.70	$18.50	0
01/01/2014 to 12/31/2014	$18.50	$19.99	0
01/01/2015 to 12/31/2015	$19.99	$19.29	0
ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.49	0
01/01/2010 to 12/31/2010	$12.49	$14.21	391
01/01/2011 to 12/31/2011	$14.21	$14.73	0
01/01/2012 to 12/31/2012	$14.73	$15.83	0
01/01/2013 to 12/31/2013	$15.83	$19.72	0
01/01/2014 to 12/31/2014	$19.72	$21.07	0
01/01/2015 to 12/31/2015	$21.07	$21.28	0
ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$9.95	$12.22	0
01/01/2010 to 12/31/2010	$12.22	$14.39	399
01/01/2011 to 12/31/2011	$14.39	$14.72	0
01/01/2012 to 12/31/2012	$14.72	$17.42	0
01/01/2013 to 12/31/2013	$17.42	$23.62	0
01/01/2014 to 12/31/2014	$23.62	$25.75	0
01/01/2015 to 12/31/2015	$25.75	$26.14	0
ProFund VP Europe 30
05/01/2009 to 12/31/2009	$10.15	$13.55	0
01/01/2010 to 12/31/2010	$13.55	$13.48	0
01/01/2011 to 12/31/2011	$13.48	$11.91	0
01/01/2012 to 12/31/2012	$11.91	$13.46	0
01/01/2013 to 12/31/2013	$13.46	$15.87	0
01/01/2014 to 12/31/2014	$15.87	$14.06	0
01/01/2015 to 12/31/2015	$14.06	$12.15	0
ProFund VP Financials
05/01/2009 to 12/31/2009	$9.83	$12.79	834
01/01/2010 to 12/31/2010	$12.79	$13.76	685
01/01/2011 to 12/31/2011	$13.76	$11.50	115
01/01/2012 to 12/31/2012	$11.50	$13.90	179
01/01/2013 to 12/31/2013	$13.90	$17.80	20
01/01/2014 to 12/31/2014	$17.80	$19.49	0
01/01/2015 to 12/31/2015	$19.49	$18.61	0
ProFund VP Health Care
05/01/2009 to 12/31/2009	$9.98	$12.70	0
01/01/2010 to 12/31/2010	$12.70	$12.66	0
01/01/2011 to 12/31/2011	$12.66	$13.52	0
01/01/2012 to 12/31/2012	$13.52	$15.39	0
01/01/2013 to 12/31/2013	$15.39	$20.85	0
01/01/2014 to 12/31/2014	$20.85	$25.01	0
01/01/2015 to 12/31/2015	$25.01	$25.46	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Industrials
05/01/2009 to 12/31/2009	$10.11	$12.70	0
01/01/2010 to 12/31/2010	$12.70	$15.23	0
01/01/2011 to 12/31/2011	$15.23	$14.50	0
01/01/2012 to 12/31/2012	$14.50	$16.28	0
01/01/2013 to 12/31/2013	$16.28	$21.82	0
01/01/2014 to 12/31/2014	$21.82	$22.33	0
01/01/2015 to 12/31/2015	$22.33	$20.91	0
ProFund VP Japan
05/01/2009 to 12/31/2009	$10.22	$11.29	0
01/01/2010 to 12/31/2010	$11.29	$10.23	0
01/01/2011 to 12/31/2011	$10.23	$8.08	0
01/01/2012 to 12/31/2012	$8.08	$9.63	0
01/01/2013 to 12/31/2013	$9.63	$13.84	0
01/01/2014 to 12/31/2014	$13.84	$13.85	0
01/01/2015 to 12/31/2015	$13.85	$14.21	0
ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$10.07	$12.56	0
01/01/2010 to 12/31/2010	$12.56	$13.78	0
01/01/2011 to 12/31/2011	$13.78	$13.78	0
01/01/2012 to 12/31/2012	$13.78	$15.06	0
01/01/2013 to 12/31/2013	$15.06	$19.08	0
01/01/2014 to 12/31/2014	$19.08	$20.88	0
01/01/2015 to 12/31/2015	$20.88	$21.01	0
ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$10.03	$12.61	1,267
01/01/2010 to 12/31/2010	$12.61	$13.81	699
01/01/2011 to 12/31/2011	$13.81	$13.21	66
01/01/2012 to 12/31/2012	$13.21	$14.79	87
01/01/2013 to 12/31/2013	$14.79	$18.62	0
01/01/2014 to 12/31/2014	$18.62	$19.94	0
01/01/2015 to 12/31/2015	$19.94	$18.42	0
ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$9.99	$12.58	1,273
01/01/2010 to 12/31/2010	$12.58	$15.66	702
01/01/2011 to 12/31/2011	$15.66	$14.75	66
01/01/2012 to 12/31/2012	$14.75	$16.50	88
01/01/2013 to 12/31/2013	$16.50	$20.88	0
01/01/2014 to 12/31/2014	$20.88	$21.43	0
01/01/2015 to 12/31/2015	$21.43	$20.84	0
ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$9.92	$12.68	0
01/01/2010 to 12/31/2010	$12.68	$14.81	0
01/01/2011 to 12/31/2011	$14.81	$13.80	0
01/01/2012 to 12/31/2012	$13.80	$15.59	0
01/01/2013 to 12/31/2013	$15.59	$19.98	0
01/01/2014 to 12/31/2014	$19.98	$21.34	0
01/01/2015 to 12/31/2015	$21.34	$18.99	0
ProFund VP NASDAQ-100
05/01/2009 to 12/31/2009	$10.01	$12.96	0
01/01/2010 to 12/31/2010	$12.96	$14.86	0
01/01/2011 to 12/31/2011	$14.86	$14.62	0
01/01/2012 to 12/31/2012	$14.62	$16.47	0
01/01/2013 to 12/31/2013	$16.47	$21.45	0
01/01/2014 to 12/31/2014	$21.45	$24.33	0
01/01/2015 to 12/31/2015	$24.33	$25.34	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Oil & Gas
05/01/2009 to 12/31/2009	$10.30	$11.85	404
01/01/2010 to 12/31/2010	$11.85	$13.53	340
01/01/2011 to 12/31/2011	$13.53	$13.42	115
01/01/2012 to 12/31/2012	$13.42	$13.38	133
01/01/2013 to 12/31/2013	$13.38	$16.10	36
01/01/2014 to 12/31/2014	$16.10	$13.91	0
01/01/2015 to 12/31/2015	$13.91	$10.33	0
ProFund VP Pharmaceuticals
05/01/2009 to 12/31/2009	$10.02	$13.00	0
01/01/2010 to 12/31/2010	$13.00	$12.67	0
01/01/2011 to 12/31/2011	$12.67	$14.26	0
01/01/2012 to 12/31/2012	$14.26	$15.47	0
01/01/2013 to 12/31/2013	$15.47	$19.74	0
01/01/2014 to 12/31/2014	$19.74	$22.84	0
01/01/2015 to 12/31/2015	$22.84	$23.13	0
ProFund VP Precious Metals
05/01/2009 to 12/31/2009	$10.01	$13.59	0
01/01/2010 to 12/31/2010	$13.59	$17.51	0
01/01/2011 to 12/31/2011	$17.51	$13.72	0
01/01/2012 to 12/31/2012	$13.72	$11.36	0
01/01/2013 to 12/31/2013	$11.36	$6.84	0
01/01/2014 to 12/31/2014	$6.84	$5.05	0
01/01/2015 to 12/31/2015	$5.05	$3.28	0
ProFund VP Real Estate
05/01/2009 to 12/31/2009	$9.62	$13.94	0
01/01/2010 to 12/31/2010	$13.94	$16.85	40
01/01/2011 to 12/31/2011	$16.85	$17.11	0
01/01/2012 to 12/31/2012	$17.11	$19.44	0
01/01/2013 to 12/31/2013	$19.44	$18.86	0
01/01/2014 to 12/31/2014	$18.86	$22.86	0
01/01/2015 to 12/31/2015	$22.86	$22.23	0
ProFund VP Rising Rates Opportunity
05/01/2009 to 12/31/2009	$10.11	$10.16	2,366
01/01/2010 to 12/31/2010	$10.16	$8.27	7,909
01/01/2011 to 12/31/2011	$8.27	$5.01	1,557
01/01/2012 to 12/31/2012	$5.01	$4.52	1,288
01/01/2013 to 12/31/2013	$4.52	$5.11	22
01/01/2014 to 12/31/2014	$5.11	$3.45	0
01/01/2015 to 12/31/2015	$3.45	$3.29	0
ProFund VP Short NASDAQ-100
05/01/2009 to 12/31/2009	$9.99	$7.05	0
01/01/2010 to 12/31/2010	$7.05	$5.39	0
01/01/2011 to 12/31/2011	$5.39	$4.68	0
01/01/2012 to 12/31/2012	$4.68	$3.68	0
01/01/2013 to 12/31/2013	$3.68	$2.52	0
01/01/2014 to 12/31/2014	$2.52	$1.97	0
01/01/2015 to 12/31/2015	$1.97	$1.66	0
ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$10.01	$12.50	0
01/01/2010 to 12/31/2010	$12.50	$15.24	28
01/01/2011 to 12/31/2011	$15.24	$14.96	0
01/01/2012 to 12/31/2012	$14.96	$16.32	0
01/01/2013 to 12/31/2013	$16.32	$22.21	0
01/01/2014 to 12/31/2014	$22.21	$22.00	0
01/01/2015 to 12/31/2015	$22.00	$21.58	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$9.96	$12.32	1,307
01/01/2010 to 12/31/2010	$12.32	$14.59	721
01/01/2011 to 12/31/2011	$14.59	$13.56	68
01/01/2012 to 12/31/2012	$13.56	$15.27	90
01/01/2013 to 12/31/2013	$15.27	$20.39	0
01/01/2014 to 12/31/2014	$20.39	$20.91	0
01/01/2015 to 12/31/2015	$20.91	$18.60	0
ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$10.15	$10.95	1,469
01/01/2010 to 12/31/2010	$10.95	$12.28	966
01/01/2011 to 12/31/2011	$12.28	$12.13	120
01/01/2012 to 12/31/2012	$12.13	$13.70	174
01/01/2013 to 12/31/2013	$13.70	$14.89	14
01/01/2014 to 12/31/2014	$14.89	$14.51	0
01/01/2015 to 12/31/2015	$14.51	$14.29	0
ProFund VP U.S. Government Plus
05/01/2009 to 12/31/2009	$9.89	$8.85	1,341
01/01/2010 to 12/31/2010	$8.85	$9.44	156
01/01/2011 to 12/31/2011	$9.44	$13.14	0
01/01/2012 to 12/31/2012	$13.14	$12.86	0
01/01/2013 to 12/31/2013	$12.86	$10.09	0
01/01/2014 to 12/31/2014	$10.09	$13.34	0
01/01/2015 to 12/31/2015	$13.34	$12.20	0
ProFund VP UltraMid-Cap
05/01/2009 to 12/31/2009	$9.94	$15.92	0
01/01/2010 to 12/31/2010	$15.92	$23.11	0
01/01/2011 to 12/31/2011	$23.11	$19.35	0
01/01/2012 to 12/31/2012	$19.35	$24.85	0
01/01/2013 to 12/31/2013	$24.85	$41.10	0
01/01/2014 to 12/31/2014	$41.10	$45.96	0
01/01/2015 to 12/31/2015	$45.96	$40.48	0
ProFund VP Utilities
05/01/2009 to 12/31/2009	$10.23	$12.17	875
01/01/2010 to 12/31/2010	$12.17	$12.50	483
01/01/2011 to 12/31/2011	$12.50	$14.25	45
01/01/2012 to 12/31/2012	$14.25	$13.83	60
01/01/2013 to 12/31/2013	$13.83	$15.19	0
01/01/2014 to 12/31/2014	$15.19	$18.54	0
01/01/2015 to 12/31/2015	$18.54	$16.83	0
Prudential SP International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.32	0
01/01/2010 to 12/31/2010	$13.32	$14.72	0
01/01/2011 to 12/31/2011	$14.72	$12.14	0
01/01/2012 to 12/31/2012	$12.14	$14.41	0
01/01/2013 to 12/31/2013	$14.41	$16.61	0
01/01/2014 to 12/31/2014	$16.61	$15.18	0
01/01/2015 to 12/31/2015	$15.18	$15.21	0
S&P Target 24 Portfolio
05/01/2009 to 12/31/2009	$10.00	$11.93	0
01/01/2010 to 12/31/2010	$11.93	$13.80	316
01/01/2011 to 12/31/2011	$13.80	$14.53	56
01/01/2012 to 12/31/2012	$14.53	$15.41	76
01/01/2013 to 12/31/2013	$15.41	$21.24	0
01/01/2014 to 04/25/2014	$21.24	$20.86	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Target Managed VIP Portfolio
05/01/2009 to 12/31/2009	$10.00	$12.22	0
01/01/2010 to 12/31/2010	$12.22	$14.12	0
01/01/2011 to 12/31/2011	$14.12	$13.46	0
01/01/2012 to 12/31/2012	$13.46	$14.75	0
01/01/2013 to 12/31/2013	$14.75	$19.41	0
01/01/2014 to 04/25/2014	$19.41	$19.20	0
The DOW DART 10 Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.21	0
01/01/2010 to 12/31/2010	$13.21	$14.95	449
01/01/2011 to 12/31/2011	$14.95	$15.62	96
01/01/2012 to 12/31/2012	$15.62	$16.77	131
01/01/2013 to 12/31/2013	$16.77	$21.27	0
01/01/2014 to 04/25/2014	$21.27	$20.85	0
The DOW Target Dividend Portfolio
05/01/2009 to 12/31/2009	$10.05	$13.63	0
01/01/2010 to 12/31/2010	$13.63	$15.39	0
01/01/2011 to 12/31/2011	$15.39	$15.82	0
01/01/2012 to 12/31/2012	$15.82	$16.19	0
01/01/2013 to 12/31/2013	$16.19	$20.12	0
01/01/2014 to 04/25/2014	$20.12	$20.71	0
Wells Fargo Advantage VT Equity Income
05/01/2009 to 12/31/2009	$10.09	$12.19	329
01/01/2010 to 07/16/2010	$12.19	$11.63	0
Wells Fargo VT International Equity Fund – Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.94	$14.34	0
01/01/2011 to 12/31/2011	$14.34	$12.13	0
01/01/2012 to 12/31/2012	$12.13	$13.37	0
01/01/2013 to 12/31/2013	$13.37	$15.54	0
01/01/2014 to 12/31/2014	$15.54	$14.27	0
01/01/2015 to 12/31/2015	$14.27	$14.15	0
Wells Fargo VT Intrinsic Value Fund – Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$11.63	$13.46	282
01/01/2011 to 12/31/2011	$13.46	$12.77	122
01/01/2012 to 12/31/2012	$12.77	$14.79	154
01/01/2013 to 12/31/2013	$14.79	$18.68	45
01/01/2014 to 12/31/2014	$18.68	$19.98	122
01/01/2015 to 12/31/2015	$19.98	$19.27	56
Wells Fargo VT Omega Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.82	$14.81	0
01/01/2011 to 12/31/2011	$14.81	$13.59	0
01/01/2012 to 12/31/2012	$13.59	$15.91	0
01/01/2013 to 12/31/2013	$15.91	$21.63	0
01/01/2014 to 12/31/2014	$21.63	$21.83	0
01/01/2015 to 12/31/2015	$21.83	$21.51	0
Wells Fargo VT Small Cap Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.17	0
01/01/2011 to 12/31/2011	$12.17	$11.28	0
01/01/2012 to 12/31/2012	$11.28	$11.83	0
01/01/2013 to 12/31/2013	$11.83	$17.26	0
01/01/2014 to 12/31/2014	$17.26	$16.46	0
01/01/2015 to 12/31/2015	$16.46	$15.53	0

*	Denotes the start date of these sub-accounts

APPENDIX B – CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation

The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

Growth	=	Account Value of variable investment options plus Interim Value of Fixed Allocations (no MVA applies)	minus	purchase payments – proportional withdrawals

Example with market increase

Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the “Growth” under the Annuity.

Growth	=	$75,000 – [$50,000 – $0]
	=	$25,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
	=	$25,000 * 0.40
	=	$10,000

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
	=	$85,000

Examples with market decline

Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the “Growth” under the Annuity.

Growth	=	$45,000 – [$50,000 – $0]
	=	$-5,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
	NO BENEFIT IS PAYABLE

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
	=	$50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the “Growth” under the Annuity.

Growth	=	$90,000 – [$50,000 – ($50,000 * $15,000/$75,000)]
	=	$90,000 – [$50,000 – $10,000]
	=	$90,000 – $40,000
	=	$50,000

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Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
=	$50,000 * 0.40
=	$20,000
Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
=	$110,000

Examples of Highest Anniversary Value Death Benefit Calculation

The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value	=	$90,000 – [$90,000 * $15,000/$75,000]
	=	$90,000 – $18,000
	=	$72,000

Basic Death Benefit	=	max [$80,000, $50,000 – ($50,000 * $15,000/$75,000)]
	=	max [$80,000, $40,000]
	=	$80,000

The Death Benefit therefore is $80,000.

Example with death after Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value	=	$80,000 + $15,000 – [($80,000 + $15,000) * $5,000/$70,000]
	=	$80,000 + $15,000 – $6,786
	=	$88,214

Basic Death Benefit	=	max [$75,000, ($50,000 + $15,000) – {($50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000

The Death Benefit therefore is $88,214.

Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation

The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the

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greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Owner made a withdrawal of $5,000 on the 6th anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7th annuity year is equal to 5% of the Roll-Up Value as of the 6th anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

Roll-Up Value	=	{(67,005 – $3,350) – [($67,005 – $3,350) * $1,650/($45,000 – $3,350)]} * 1.05
	=	($63,655 – $2,522) * 1.05
	=	$64,190

Highest Anniversary Value	=	$70,000 – [$70,000 * $5,000/$45,000]
	=	$70,000 – $7,778
	=	$62,222

Basic Death Benefit	=	max [$43,000, $50,000 – ($50,000 * $5,000/$45,000)]
	=	max [$43,000, $44,444]
	=	$44,444

The Death Benefit therefore is $64,190.

Example with death after Death Benefit Target Date

Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner’s 80th birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value	=	$81,445 + $15,000 – [($81,445 + 15,000) * $5,000/$70,000]
	=	$81,445 + $15,000 – $6,889
	=	$89,556

Highest Anniversary Value	=	$85,000 + $15,000 – [($85,000 + 15,000) * $5,000/$70,000]
	=	$85,000 + $15,000 – $7,143
	=	$92,857

Basic Death Benefit	=	max [$75,000, $50,000 + $15,000 – {(50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000

The Death Benefit therefore is $92,857.

Examples of Highest Daily Value Death Benefit Calculation

The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

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Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

Highest Daily Value	=	$90,000 – [$90,000 * $15,000/$75,000]
	=	$90,000 – $18,000
	=	$72,000

Basic Death Benefit	=	max [$80,000, $50,000 – ($50,000 * $15,000/$75,000)]
	=	max [$80,000, $40,000]
	=	$80,000

The Death Benefit therefore is $80,000.

Example with death after Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value	=	$80,000 + $15,000 – [($80,000 + $15,000) * $5,000/$70,000]
	=	$80,000 + $15,000 – $6,786
	=	$88,214

Basic Death Benefit	=	max [$75,000, ($50,000 + $15,000) – {($50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000

The Death Benefit therefore is $88,214.

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APPENDIX C – PLUS40 OPTIONAL LIFE INSURANCE RIDER

Prudential Annuities’ Plus40 Optional Life Insurance Rider was offered, in those States where approved, between November 18, 2002 for ASAP III, January 17, 2002 for ASL II and APEX II, and January 23, 2002 for XT6 and May 1, 2003. The description below of the Plus40 benefit applies to those Contract Owners who purchased an annuity during that time period and elected the Plus40 benefit.

The life insurance coverage provided under the Plus40 Optional Life Insurance Rider (“Plus40 rider” or the “Rider”) is supported by Prudential Annuities’ general account and is not subject to, or registered as a security under, either the Securities Act of 1933 or the Investment Company Act of 1940. Information about the Plus40 rider is included as an Appendix to this Prospectus to help you understand the Rider and the relationship between the Rider and the value of your Annuity. It is also included because you can elect to pay for the Rider with taxable withdrawals from your Annuity. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness.

The income tax-free life insurance payable to your Beneficiary(ies) under the Plus40 rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death, subject to certain adjustments, restrictions and limitations described below.

ELIGIBILITY

The Plus40 rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity’s death benefit becomes payable – the Annuity’s owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider’s death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider’s death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum allowable age to purchase the Plus40 rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40 rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under Section 401 of the Internal Revenue Code (“Code”).

  ADJUSTMENTS, RESTRICTIONS & LIMITATIONS

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If you die during the first 24 months following the effective date of the Plus40 rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40 rider if you die within 24 months of its effective date.

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If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40 rider based on this provision, we will return 50% of any charges paid for the Rider based on those purchase payments as an additional amount included in the death benefit under the Rider.

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If we apply Credits to your Annuity based on purchase payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40 rider. However, if Credits were applied to purchase payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40 rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.

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If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40 rider’s death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

¡	If charges for the Plus40 rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

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If the age of any person covered under the Plus40 rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

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On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity’s Issue Date on or immediately after the 95th birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT

The Plus40 rider is subject to a Maximum Death Benefit Amount based on the purchase payments applied to your Annuity. The Plus40 rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40 rider or similar life insurance coverage.

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The Maximum Death Benefit Amount is 100% of the purchase payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If purchase payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such purchase payments.

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The Per Life Maximum Benefit applies to purchase payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make purchase payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40 riders, or similar riders issued by us, based on the combined amount of purchase payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40 rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of purchase payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION

If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40 rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider’s Effective Date.

The maximum we will pay, before any reduction, is the lesser of 50% of the Rider’s death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40 rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40 rider death benefit may be more restrictive than any Medically-Related Surrender provision that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40 RIDER

The Plus40 rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40 rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person’s life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

Attained Age	Percentage of Account Value
Age 40-75.80%
Age 76-80	1.60%
Age 81-85	3.20%
Age 86-90	4.80%
Age 91	6.50%
Age 92	7.50%
Age 93	8.50%
Age 94	9.50%
Age 95	10.50%

The charge for the Plus40 rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a Medically-Related Surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity’s Issue Date, the charge will be prorated. During the first year after the Annuity’s Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual charge through a redemption from your Annuity’s Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity’s Account Value. The manner in which you elect to pay for the Rider may have tax implications.

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If you elect to pay the charge through a redemption of your Annuity’s Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under age 59 1/2, the distribution may also be subject to a 10% penalty on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

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If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

TERMINATION

You can terminate the Plus40 rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40 rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40 rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40 rider.

CHANGES IN ANNUITY DESIGNATIONS

Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40 rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

SPOUSAL ASSUMPTION

A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity’s Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, the death benefit under the Plus40 rider will be paid despite the fact that the Annuity will continue. The spousal beneficiary can apply the death benefit proceeds under the Plus40 rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40 rider, in which case the Annuity’s Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION

The Plus40 rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40 rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.

We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

APPENDIX D – ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAM

PROGRAM RULES

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Prior to December 5, 2005, you could elect an asset allocation program where the Sub-accounts for each asset class in each model portfolio were designated based on an evaluation of available Sub-accounts. Effective December 5, 2005, you can no longer enroll in an asset allocation program, but you will be permitted to remain in the program if you enrolled prior to the date. These program Rules reflect how the asset allocation program will be administered as of December 5, 2005 for those Owners who have chosen to remain in their program. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

HOW THE ASSET ALLOCATION PROGRAM WORKS

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Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you previously chose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You will not be permitted to change from one model portfolio to another. Upon each rebalance, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

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Additional Purchase Payments: Unless otherwise requested, any additional purchase payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you chose. Allocation of additional purchase payments outside of your model portfolio but into a Sub-account will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

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Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or had later been modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note – Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

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Sub-account Changes Within the Model Portfolios: From time to time there may be a change in a Sub-account within your model portfolio. Unless directed by you or your Financial Professional to reallocate to the new Sub-account, rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity. If the Sub-account is no longer available we will notify you. If you do not consent to the new Sub-account, your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under “Termination or Modification of the Asset Allocation Program” will apply.

¡	Owner Changes in Choice of Model Portfolio: You may not change from the model portfolio that you have elected to any other model portfolio.

TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:

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You may request to terminate your asset allocation program at any time. Once you terminate your asset allocation program, you will not be permitted to re-enroll in the program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you are enrolled in certain optional benefits, termination of your asset allocation program must coincide with (i) the enrollment in a then currently available and approved asset allocation program or other approved option, or (ii) the allocation of your entire account value to the then required investment option(s) available with these benefits. However, if you are enrolled in certain optional benefits, you may terminate the benefit in order to then terminate your asset allocation program. Prudential Annuities reserves the right to terminate or modify the asset allocation program at any time.

RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:

¡	You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program and Systematic Withdrawals can only be made as flat dollar amounts.

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APPENDIX E – DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL DEATH BENEFITS (THIS APPLIES SOLELY TO APEX II, ASL II AND XT6)

If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the following optional death benefits were offered:

ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit

If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.	the basic Death Benefit described above

PLUS

2.	50% of the “Death Benefit Amount” less purchase payments reduced by proportional withdrawals.

“Death Benefit Amount” includes your Account Value and any amounts added to your Account Value under the Annuity’s basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than purchase payments minus proportional withdrawals.

“Proportional Withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

The amount calculated in Items 1 & 2 above may be reduced by any Credits under certain circumstances.

The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 50% of all purchase payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

Please refer to the section entitled “Tax Considerations” for a discussion of special tax considerations for purchasers of this benefit.

NOTE: You may not elect the Enhanced Beneficiary Protection Optional Death Benefit if you have elected any other Optional Death Benefit.

Guaranteed Minimum Death Benefit

If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

¡	The Death Benefit Target Date is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
¡	The Highest Anniversary Value equals the highest of all previous “Anniversary Values” on or before the earlier of the Owner’s date of death and the “Death Benefit Target Date”.
¡

The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all purchase payments on or after such anniversary less the sum of all “Proportional Reductions” since such anniversary.

¡

A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by purchase payments increasing at the appropriate interest rate by 20%.

Calculation of Guaranteed Minimum Death Benefit

The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.	the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing “due proof of death”; and

2.

the sum of all purchase payments minus the sum of all Proportional Reductions, each increasing daily until the Owner’s date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all purchase payments and the sum of all withdrawals as of the Owner’s date of death; and

3.	the “Highest Anniversary Value” on or immediately preceding the Owner’s date of death.

The amount determined by this calculation is increased by any purchase payments received after the Owner’s date of death and decreased by any Proportional Reductions since such date. The amount calculated in Items 1 & 3 above may be reduced by any Credits under certain circumstances.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the Account Value as of the date we receive in writing “due proof of death” (an MVA may be applicable to amounts in any Fixed Allocations); and

2.	the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all purchase payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

The amount calculated in Item 1 above may be reduced by any Credits under certain circumstances.

Annuities with Joint Owners

For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by Entities

For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?

You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the Charges for the Optional Death Benefits?

We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.30% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

1.	on each anniversary of the Issue Date;

2.	when Account Value is transferred to our general account prior to the Annuity Date;

3.	if you surrender your Annuity; and

4.	if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity’s Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled “Tax Considerations” for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation

The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner’s death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE: The examples below do not include Credits which may be recovered by Prudential Annuities under certain circumstances.

Example with market increase

Assume that the Owner’s Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the “Death Benefit Amount” less purchase payments reduced by proportional withdrawals.

Purchase payments	=	$50,000
Account Value	=	$75,000
Basic Death Benefit	=	$75,000
Death Benefit Amount	=	$75,000 – $50,000 = $25,000

Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
	=	$75,000 + $12,500 = $87,500

Examples with market decline

Assume that the Owner’s Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the “Death Benefit Amount” less purchase payments reduced by proportional withdrawals.

Purchase payments	=	$50,000
Account Value	=	$40,000
Basic Death Benefit	=	$50,000
Death Benefit Amount	=	$50,000 – $50,000 = $0

Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
	=	$50,000 + $0 = $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Examples of Guaranteed Minimum Death Benefit Calculation

The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner’s death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE: The examples below do not include Credits which may be recovered by Prudential Annuities under certain circumstances.

Example of market increase

Assume that the Owner’s Account Value has generally been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior purchase payments increased by 5.0% annually ($73,872.77).

Example of market decrease

Assume that the Owner’s Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior purchase payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease

Assume that the Owner’s Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior purchase payments increased by 5.0% annually ($73,872.77).

APPENDIX F – FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT

We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity. However, as discussed in the “Living Benefits” section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

¡	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

¡	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

¡	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

¡	L – the target value as of the current Valuation Day.

¡	r – the target ratio.

¡

a – the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table “a” factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

¡

Q – age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

¡	V – the total value of all Permitted Sub-accounts in the Annuity.

¡	F – the total value of all Benefit Fixed Rate Account allocations.

¡

I – the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

¡	T – the amount of a transfer into or out of the Benefit Fixed Rate Account.

¡	I% – annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a

TRANSFER CALCULATION:

The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – F) / V.

¡	If r > Cu, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

¡	If r < Cl, and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – F – V * Ct] / (1 – Ct))}	T>0, Money moving from the Permitted Sub-accounts to the Benefit Fixed Rate Account
T	=	{Min(F, [L – F – V * Ct] / (1 – Ct))}	T<0, Money moving from the Benefit Fixed Rate Account to the Permitted Sub-accounts]

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Example:

Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for “a” appears below.

Target Value Calculation:

L	=	I * Q * a
	=	5000.67 * 1 * 15.34
	=	76,710.28

Target Ratio:

r	=	(L – F) / V
	=	(76,710.28 – 0) / 92,300.00
	=	83.11%

Since r > Cu ( because 83.11% > 83%) a transfer into the Benefit Fixed Rate Account occurs.

T	=	{Min (V, [L – F – V * Ct] / (1 – Ct))}
	=	{Min (92,300.00, [76,710.28 – 0 – 92,300.00 * 0.80] / (1 – 0.80))}
	=	{Min (92,300.00,14,351.40)}
	=	14,351.40

FORMULA FOR CONTRACTS WITH 90% CAP FEATURE TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a

If you elect this feature, the following replaces the “Transfer Calculation” above.

Transfer Calculation:

The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate Account:

If (F / (V + F) > .90) then T = F – (V + F) * .90

If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date.

On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) <= .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – F) / V

¡	If r > Cu, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap rule described above).

¡	If r < Cl and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min(MAX (0, (0.90 * (V + F)) – F), [L – F – V * Ct] / (1 – Ct))	Money is transferred from the elected Permitted Sub-accounts to Benefit Fixed Rate Account

T	=	Min(F, – [L – F – V * Ct] / (1 – Ct)),	Money is transferred from the Benefit Fixed Rate Account to the Permitted Sub-accounts

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Age 65 “a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

*	The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

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APPENDIX G – ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT

	ASL II NY	APEX II NY	ASAP III NY	XTra Credit SIX NY
Minimum Investment	$15,000	$10,000	$1,000	$10,000
Maximum Issue Age	Annuitant 85; Oldest Owner 85	Annuitant 85 Oldest Owner 85	Annuitant 85 Oldest Owner 80	Annuitant 85 Oldest Owner 75
Contingent Deferred Sales Charge Schedule	None	4 Years (7%, 6%, 5%, 4%) (Applied to purchase payments based on the inception date of the Annuity)	7 Years (7%, 6%, 5%, 4%, 3%, 2%, 1%) (Applied to purchase payments based on the inception date of the Annuity)

10 Years
For contracts issued on or after August 27, 2007:

(9%, 9%, 8%, 7%, 6%, 5%, 4%, 3%, 2%, 1%)

For contracts issued before August 27, 2007:

(9%, 9%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, 2%) (Applied to purchase payments based on the inception date of the Annuity)

Insurance Charge	1.65%	1.65%	0.65%	0.65%
Distribution Charge	N/A	N/A	0.60% annuity years 1-7 0.0% annuity years 8+	1.00% annuity years 1-10 0.00% annuity years 11+
Annual Maintenance Fee	Lesser of $30 or 2% of Account Value Waived for Account Values exceeding $100,000	Lesser of $30 or 2% of Account Value Waived for Account Values exceeding $100,000	Lesser of $30 or 2% of Account Value Waived for Account Values exceeding $100,000	Lesser of $30 or 2% of Account Value
Transfer Fee	$10 after twenty in any annuity year. May be increased to $15 after eight in any annuity year	$10 after twenty in any annuity year.	$10 after twenty in any annuity year. May be increased to $15 after eight in any annuity year	$10 after twenty in any annuity year
Contract Credit	No	Yes. Effective for Contracts issued on or after June 20, 2005. Generally we apply a Loyalty Credit to your Annuity’s Account Value at the end of your fifth contract year (i.e. on your fifth Contract Anniversary). Currently the Loyalty Credit is equal to 2.75% of total purchase payments made during the first four contract years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Contract Anniversary	Yes. Effective for Contracts issued on or after July 24, 2006. Generally we apply a Loyalty Credit to your Annuity’s Account Value at the end of your fifth contract year (i.e. on your fifth Contract Anniversary). Currently the Loyalty Credit is equal to 0.50% of total purchase payments made during the first four contract years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Contract Anniversary	Yes The amount of the credit applied to a Purchase Payment is based on the year the Purchase Payment is received, for the first 6 years of the contract. Currently the credit percentages for each year starting with the first year are: 6.50%, 5.00%, 4.00%, 3.00%, 2.00%, and 1.00%.
Fixed Allocation (If available, early withdrawals are subject to a Market Value Adjustment) (“MVA”)	Fixed Allocations Available (Currently offering durations of: 5, 7, and 10 years) The MVA formula for NY is [(1+I)/ (1+J)] N/365 The MVA formula does not apply during the 30 day period immediately before the end of the Guarantee Period.	Fixed Allocations Available (Currently offering durations of: 5, 7, and 10 years) The MVA formula for NY is [(1+I)/ (1+J)] N/365 The MVA formula does not apply during the 30 day period immediately before the end of the Guarantee Period.	Fixed Allocations Available (Currently offering durations of: 2, 3, 5, 7, and 10 years) The MVA formula for NY is [(1+I)/ (1+J)] N/365 The MVA formula does not apply during the 30 day period immediately before the end of the Guarantee Period.	No
Variable Investment Options	All options generally available except where restrictions apply when certain riders are purchased. ProFund Portfolios are restricted for ASL II, ASAP III, and XTra Credit SIX.	All options generally available except where restrictions apply when certain riders are purchased. ProFund Portfolios are restricted for ASL II, ASAP III, and XTra Credit SIX.	All options generally available except where restrictions apply when certain riders are purchased. ProFund Portfolios are restricted for ASL II, ASAP III, and XTra Credit SIX.	All options generally available except where restrictions apply when certain riders are purchased. ProFund Portfolios are restricted for ASL II, ASAP III, and XTra Credit SIX.

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	ASL II NY	APEX II NY	ASAP III NY	XTra Credit SIX NY
Basic Death Benefit	The greater of: purchase payments less proportional withdrawals or Account Value (variable) plus Interim Value (fixed). (No MVA applied)	The greater of: purchase payments less proportional withdrawals or Account Value (variable) plus Interim Value (fixed). (No MVA applied)	The greater of: purchase payments less proportional withdrawals or Account Value (variable) plus Interim Value (fixed). (No MVA applied)	The greater of: purchase payments less proportional withdrawals or Account Value (variable) (No MVA applied) (No recapture of credits applied within 12 months prior to date of death)
Optional Death Benefits (for an additional cost)1	Highest Anniversary Value (HAV)	HAV	HAV	HAV
Optional Living Benefits (for an additional cost)2	GRO Plus, GRO Plus 2008 Guaranteed Minimum Withdrawal Benefit, (GMWB), Guaranteed Minimum Income Benefit (GMIB), Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily GRO, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 6 Plus	GRO Plus, GRO Plus 2008 GMWB, GMIB, Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily GRO, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 6 Plus	GRO Plus, GRO Plus 2008 GMWB, GMIB, Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily GRO, Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 6 Plus	GRO Plus, GRO Plus 2008 GMWB, GMIB, Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily GRO, Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 6 Plus
Annuity Rewards3	No	Available after initial CDSC period	Available after initial CDSC period	Available after initial CDSC period
Annuitization Options	Fixed option only Annuity date cannot exceed the first day of the calendar month following Annuitant’s 90th birthday. The maximum Annuity Date is based on the first Owner or Annuitant to reach the maximum age, as indicated in your Annuity.	Fixed option only Annuity date cannot exceed the first day of the calendar month following Annuitant’s 90th birthday. The maximum Annuity Date is based on the first Owner or Annuitant to reach the maximum age, as indicated in your Annuity.	Fixed option only Annuity date cannot exceed the first day of the calendar month following Annuitant’s 90th birthday. The maximum Annuity Date is based on the first Owner or Annuitant to reach the maximum age, as indicated in your Annuity.	Fixed option only Annuity date cannot exceed the first day of the calendar month following Annuitant’s 90th birthday. The maximum Annuity Date is based on the first Owner or Annuitant to reach the maximum age, as indicated in your Annuity.
Medically Related Surrender	No	No	No	No

(1)	For more information on these benefits, refer to the “Death Benefit” section in the Prospectus.
(2)

For more information on these benefits, refer to the “Living Benefits” section in the Prospectus. Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Spousal Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Highest Daily Lifetime Seven with Lifetime Income Accelerator (LIA), Highest Daily Lifetime 7 Plus with BIO, Spousal Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA, and Highest Daily Lifetime 6 Plus with LIA are not currently available in New York.

(3)

The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity’s Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

For more information about variations applicable to annuities approved for sale by the New York State Insurance Department, please refer to your Annuity Contract.

G-2

APPENDIX H – FORMULA UNDER GRO PLUS 2008

(The following formula also applies to elections of HD GRO, if HD GRO was elected prior to July 16, 2010)

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

¡	AV is the current Account Value of the Annuity

¡	V is the current Account Value of the elected Sub-accounts of the Annuity

¡	B is the total current value of the AST bond portfolio Sub-account

¡	Cl is the lower target value. Currently, it is 79%.

¡	Ct is the middle target value. Currently, it is 82%.

¡	Cu is the upper target value. Currently, it is 85%.

For each guarantee provided under the benefit,

¡	Gi is the guarantee amount

¡	Ni is the number of days until the maturity date

¡

di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni /365).

Next the formula calculates the following formula ratio:

r	=	(L – B) / V.

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > Cu.

The transfer amount is calculated by the following formula:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

FORMULA FOR ANNUITIES WITH 90% CAP RULE FEATURE – GRO PLUS 2008 AND HIGHEST DAILY GRO

(The following formula also applies to elections of HD GRO with 90% cap, if HD GRO with 90% cap was elected prior to July 16, 2010)

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

¡	AV is the current Account Value of the Annuity

¡	V is the current Account Value of the elected Sub-accounts of the Annuity

¡	B is the total current value of the AST bond portfolio Sub-account

¡	C1 is the lower target value. Currently, it is 79%.

¡	Ct is the middle target value. Currently, it is 82%.

¡	Cu is the upper target value. Currently, it is 85%.

¡	T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

¡	Gi is the guarantee amount

¡	Ni is the number of days until the maturity date

¡

di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

Transfer Calculation

The formula, which is set on the Effective Date of the 90% Cap Rule, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

If (B / (V + B) > .90), then
T	=	B – [(V + B) * .90]

If T as described above is greater than $0, then that amount (“T”) is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

On each Valuation Date thereafter (including the Effective Date of the 90% Cap Rule, provided (B / (V + B) < = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni /365).

Next the formula calculates the following formula ratio:

r	=	(L – B) / V

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the “90% cap rule”). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r > Cu, subject to the 90% cap rule.

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap rule.

APPENDIX I – FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND

SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

(including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)

1. Formula for Contracts Issued On or after July 21, 2008 (Without Election Of 90% Cap Feature)

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

¡	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

¡	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

¡	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

¡	L – the target value as of the current business day.

¡	r – the target ratio.

¡	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

¡	Vv – the total value of all Permitted Sub-accounts in the Annuity.

¡	VF – the total value of all elected Fixed Rate Options in the Annuity.

¡	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

¡

P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

¡	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

*	Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

TARGET VALUE CALCULATION:

On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

¡	If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

¡

If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min (VV + VF), [L – B – (VV + VF) * Ct] /(1 – Ct))}	Money is transferred from the Permitted Sub-accounts and Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF)* Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts

2. Formula for Contracts Issued Prior To 7/21/08 (Without Election of 90% Cap Feature)

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

¡	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

¡	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

¡	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

¡	L – the target value as of the current business day.

¡	r – the target ratio.

¡	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

¡	V – the total value of all Permitted Sub-accounts in the annuity.

¡	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

¡

P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

¡	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

*	Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

TARGET VALUE CALCULATION:

On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

L = 0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V.

¡	If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

¡

If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))},	Money is transferred from the Permitted Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the Permitted Sub-accounts

3. Formula for Annuities with 90% Cap Feature if Benefit was Elected Prior To July 21, 2008

See above for the Terms and Definitions Referenced in the Calculation Formula.

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (V + B) > .90) then
T	=	B – [(V + B) * .90]

If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (V + B) <= .90), the following asset transfer calculation is performed:

Target Ratio r	=	(L – B) / V

¡	If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Rule described below.

¡

If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (V + B)) – B), [L – B –V * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account

T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.

At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

90% Cap Rule: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

4. Formula for Annuities with 90% Cap Feature if Benefit was Elected on or after July 21, 2008

See above for the Terms and Definitions Referenced in the Calculation Formula

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (VV + VF + B) > .90) then
T	=	B – [(VV + VF + B) * .90]

If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (VV + VF + B) <= .90), the following asset transfer calculation is performed:

Target Ratio r	=	(L – B) / (VV + VF)

¡	If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Rule described below.

¡

If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to AST Investment Grade Bond Portfolio Sub-account.

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.
At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

90% Cap Rule: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

“a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

*	The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

APPENDIX J – FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT

AND SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT

(including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND

THE ASTINVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

¡

Cu – the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

¡

Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%

¡	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

¡	C1 – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

¡	L – the target value as of the current Valuation Day.

¡	r – the target ratio.

¡	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)

¡	Vv – the total value of all Permitted Sub-accounts in the Annuity.

¡	VF – the total value of all elected Fixed Rate Options in the Annuity

¡	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

¡

P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional purchase payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

¡	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

¡	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

DAILY CALCULATIONS

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV+ VF) is equal to zero, no calculation is necessary.

L = 0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r = (L – B) / (VV + VF).

¡

If on the third consecutive Valuation Day r > Cu and r ≤ Cus or if on any day r > Cus, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

¡

If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct]/(1 – Ct))	Money is transferred from the Permitted Sub-accounts and Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF)* Ct]/(1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts

MONTHLY CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + VF) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06	**

*	The values set forth in this table are applied to all ages.
**	In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX K – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below. For Annuities issued in New York, please also see Appendix G.

Jurisdiction	Special Provisions
Connecticut	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
Hawaii	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
Iowa	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
Maryland	Fixed Allocations are not available.
Massachusetts

If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).

Medically Related Surrenders are not available.

Minnesota	For XT6 contracts, if your Annuity was issued in Minnesota on or after July 30, 2007, below are the applicable Contingent Deferred Sales Changes:
	Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10	Yr. 11+
	9.0%	9.0%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%

For XT6 contracts, if your Annuity was issued in Minnesota before July 30, 2007, below are the applicable Contingent Deferred Sales Changes:
	Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10	Yr. 11+
	9.0%	9.0%	8.5%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%
Montana	If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
Nevada	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Fixed Allocations are not available.
New York	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Medically Related Surrender is not available.
North Dakota	Fixed Allocations are not available.
Texas	Death benefit suspension not applicable upon provision of evidence of good health. See annuity contract for exact details.
Utah	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
Vermont	Fixed Allocations are not available.
Washington	If your Annuity was issued in Washington, and you have elected Highest Daily Lifetime Five, or any version of Highest Daily Lifetime Seven or Highest Daily Lifetime 7 Plus, the Guaranteed Minimum Account Value Credit otherwise available on these optional benefits is not available. Fixed Allocations are not available. Combination Roll-Up Value and Highest Periodic Value Death Benefit not available. Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.

K-1

APPENDIX L – FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT

We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the formula.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

¡	AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

¡	V is the current Account Value of the elected Sub-accounts of the Annuity

¡	F is the current Account Value of the Fixed Allocations

For each guarantee provided under the program,

¡	Gi is the Principal Value of the guarantee

¡	ti is the number of whole and partial years until the maturity date of the guarantee.

¡	ri is the current fixed rate associated with Fixed Allocations of length ti (ti is rounded to the next highest integer to determine this rate).

The formula determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each guarantee the value (Li) that, if appreciated at the current fixed rate, would equal the Principal Value on the applicable maturity date. We call the greatest of these values the “current liability (L).”

L = MAX (Li), where Li = Gi / (1 + ri)ti

Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

A transfer into the Fixed Allocations will occur if L > (AV – 0.2 * V), and V > 0.

The transfer amount is calculated by the following formula:

T = MIN(V, (V – (1 / 0.23) * (AV – L)))

A transfer from the Fixed Allocations to the Sub-accounts will occur if L < (AV – 0.26 * V), and F > 0.

The transfer amount is calculated by the following formula:

T = MIN(F, ((1 / 0.23) * (AV – L) – V))

L-1

APPENDIX M – FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT

We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter this pre-determined mathematical formula.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

¡	AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

¡	V is the current Account Value of the elected Sub-accounts of the Annuity

¡	F is the current Account Value of the Fixed Allocations

¡	G is the Principal Value of the guarantee

¡	t is the number of whole and partial years between the current Valuation Day and the maturity date.

¡	ti is the number of whole and partial years between the next Valuation Day (i.e., the Valuation Day immediately following the current Valuation Day) and the maturity date.

¡	r is the fixed rate associated with Fixed Allocations of length t (t1 is rounded to the next highest whole number to determine this rate) as of the current Valuation Day.

¡	ri is the fixed rate associated with Fixed Allocations of length t1 (t1 is rounded to the next highest whole number to determine this rate) as of the next Valuation Day.

¡	M is the total maturity value of all Fixed Allocations, i.e., the total value that the Fixed Allocations will have on the maturity date of the guarantee if no subsequent transactions occur.

The formula determines, on each Valuation Day, when a transfer is required.

The formula begins by determining a “cushion”, D:

D = 1 – [(G – M) / (1 + r)t] / V

Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

A transfer into the Fixed Allocations will occur if D < 0.20, V > 0, and V > 0.02 * AV.

The transfer amount is calculated by the following formula:

T = MIN(V, (V * (0.75 * (1 + ri)ti – G + M) / (0.75 * (1 + ri)ti – (1 + r)t)))

A transfer from the Fixed Allocations to the Sub-accounts will occur if D > 0.30 and F > 0.

The transfer amount is calculated by the following formula:

T = MIN(F, (V * (0.75 * (1 + ri)ti – G + M) / ((1 + r)t – 0.75 * (1 + ri)ti)))

M-1

APPENDIX N – FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

(including Highest Daily Lifetime 6 Plus with LIA)

TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE

AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

¡

Cu – the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

¡

Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%.

¡	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

¡	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

¡	L – the target value as of the current Valuation Day.

¡	r – the target ratio.

¡	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors).

¡	Vv – the total value of all Permitted Sub-accounts in the Annuity.

¡	VF – the total value of all elected Fixed Rate Options in the Annuity.

¡	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

¡

P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

¡	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

¡	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

DAILY CALCULATIONS

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L        =            0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

            Target Ratio r         =         (L – B) / (VV + VF).

¡

If on the third consecutive Valuation Day r > Cu and r ≤ Cus or if on any day r > Cus, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

¡

If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L –B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and DCA Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts

MONTHLY CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + VF) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06	**

*	The values set forth in this table are applied to all ages.
**	In all subsequent years and months thereafter, the annuity factor is 4.06.

APPENDIX O – FORMULA FOR GRO PLUS II

(The following formula also applies to elections of HD GRO II, if HD GRO II was elected prior to July 16, 2010)

The following are the terms and definitions referenced in the transfer calculation formula:

¡	AV is the current Account Value of the Annuity

¡	VV is the current Account Value of the elected Sub-accounts of the Annuity

¡	VF is the current Account Value of any fixed-rate Sub-accounts of the Annuity

¡	B is the total current value of the AST bond portfolio Sub-account

¡	Cl is the lower target value. Currently, it is 79%.

¡	Ct is the middle target value. Currently, it is 82%.

¡	Cu is the upper target value. Currently, it is 85%.

¡	T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

¡	Gi is the guarantee amount

¡	Ni is the number of days until the maturity date

¡

di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L         =             MAX(Li), where Li = Gi / (1 + di)^(Ni /365)

Next the formula calculates the following formula ratio:

r         =             (L – B) / (VV + VF)

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( “90% cap rule”). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap rule.

The transfer amount is calculated by the following formula:

T         =             {Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

O-1

The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T         =             {Min(B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

O-2

APPENDIX P – FORMULA FOR HIGHEST DAILY GRO

Formula for elections of HD GRO on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

¡	AV is the current Account Value of the Annuity

¡	VV is the current Account Value of the elected Sub-accounts of the Annuity

¡	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

¡	B is the total current value of the Transfer Account

¡	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

¡	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

¡	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

¡	T is the amount of a transfer into or out of the Transfer Account

¡

“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L = MAX (Li), where Li = Gi / (1 + di)^(Ni /365).

Where:

¡	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

¡	Ni is the number of days until the end of the Guarantee Period

¡

di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r = (L – B) / (VV + VF).

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > Cu and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

P-1

The transfer amount is calculated by the following formula:

T = {Min(MAX(0,(.90 * (VV + VF + B)) - B), [L – B – (VV + VF) * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T = {Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

P-2

APPENDIX Q – FORMULA FOR HIGHEST DAILY GRO II

Formula for elections of HD GRO II made on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

The following are the Terms and Definitions referenced in the Transfer Calculation Formula:

¡	AV is the current Account Value of the Annuity

¡	VV is the current Account Value of the elected Sub-accounts of the Annuity

¡	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

¡	B is the total current value of the Transfer Account

¡	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

¡	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

¡	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

¡	T is the amount of a transfer into or out of the Transfer Account

¡

“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L = MAX (Li), where Li = Gi / (1 + di)^(Ni /365).

Where:

¡	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

¡	Ni is the number of days until the end of the Guarantee Period

¡

di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r = (L – B) / (VV + VF).

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > Cu and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

Q-1

The transfer amount is calculated by the following formula:

T = {Min(MAX(0,(.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T = {Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

Q-2

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITIES ANNUITY DESCRIBED IN PROSPECTUS (PLEASE CHECK ONE) ASAPIIIPROS (APRIL 29, 2016), APEX2PROS (APRIL 29, 2016), ASL2PROS (APRIL 29, 2016), XT6PROS (APRIL 29, 2016).

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by:

PRUDENTIAL ANNUITIES LIFE

ASSURANCE CORPORATION

A Prudential Financial Company

One Corporate Drive

Shelton, Connecticut 06484

Telephone: 1-888-PRU-2888

http://www.prudentialannuities.com

Variable Annuity Distributed by:

PRUDENTIAL ANNUITIES

DISTRIBUTORS, INC.

A Prudential Financial Company

One Corporate Drive

Shelton, Connecticut 06484

Telephone: 203-926-1888

http://www.prudentialannuities.com

MAILING ADDRESSES:

Please see the section of this prospectus entitled “How To Contact Us” for where to send your request for a Statement of Additional Information.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

A Prudential Financial Company

One Corporate Drive, Shelton, Connecticut 06484

OPTIMUMSM

OPTIMUM FOURSM

OPTIMUM PLUSSM

Flexible Premium Deferred Annuities

PROSPECTUS: APRIL 29, 2016

This prospectus describes three different flexible premium deferred annuities (the “Annuities” or the “Annuity”) issued by Prudential Annuities Life Assurance Corporation (“Prudential Annuities®”, “we”, “our”, or “us”) exclusively through LPL Financial Corporation. If you are receiving this prospectus, it is because you currently own one of these Annuities. These Annuities are no longer offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. Each Annuity or certain of its investment options and/or features may not be available in all states. Various rights, benefits and certain fees may differ among states to meet applicable laws and/or regulations. There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional’s decision as to which annuity to recommend for you. In addition, the selling broker-dealer firm through which each Annuity is sold not make available or may not recommend to its customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firm may restrict the optional benefits that it does make available to its customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. For more information about variations applicable to your state, please refer to your Annuity or consult your Financial Professional. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix E. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Prudential Annuities. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the Optimum Plus Annuity grants credits with respect to your Purchase Payments, the expenses of Optimum Plus may be higher than expenses for an Annuity without a credit. In addition, the amount of the credits you receive under the Optimum Plus Annuity may be more than offset over time by the additional fees and charges associated with the credit.

THE SUB-ACCOUNTS

Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: Advanced Series Trust and Wells Fargo Variable Trust. See the following page for a complete list of Sub-accounts.

PLEASE READ THIS PROSPECTUS

Please read this Prospectus and the current prospectuses for the underlying mutual funds. Keep them for future reference.

Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect a living benefit, a Return of Purchase Payments Death Benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.

AVAILABLE INFORMATION

We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you, by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How to Contact Us” later in this prospectus for our Service Office Address.

In compliance with U.S. law, Prudential Annuities Life Assurance Corporation delivers this prospectus to current contract owners that reside outside of the United States.

These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OPTIMUMSM, OPTIMUM FOURSM, OPTIMUM PLUSSM, ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
WWW.PRUDENTIAL.ANNUITIES.COM

Prospectus Dated: April 29, 2016	Statement of Additional Information Dated: April 29, 2016

OPTIMUM	LPLOASAI

INVESTMENT OPTIONS

Please note that you may not allocate Purchase Payments to the AST Investment Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond Portfolio 2025)

Advanced Series Trust

AST Academic Strategies Asset Allocation Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Low Duration Bond Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio

AST Bond Portfolio 2016

AST Bond Portfolio 2017

AST Bond Portfolio 2018

AST Bond Portfolio 2019

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026
AST Bond Portfolio 2027

AST Capital Growth Asset Allocation Portfolio

AST Cohen & Steers Realty Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Herndon Large-Cap Value Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST Investment Grade Bond Portfolio

AST J.P. Morgan International Equity Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST MFS Growth Portfolio

AST Money Market Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST New Discovery Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Western Asset Core Plus Bond Portfolio

Wells Fargo Variable Trust

Wells Fargo VT International Equity — Class 1

Wells Fargo VT Omega Growth — Class 1

(i)

(ii)

APPENDIX A – CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B
ACCUMULATION UNIT VALUES A-1

APPENDIX B – CALCULATION OF OPTIONAL DEATH BENEFITS B-1

APPENDIX C – ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS C-1

APPENDIX D – FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT D-1

APPENDIX E – ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT E-1

APPENDIX F – FORMULA UNDER GRO PLUS 2008 F-1

APPENDIX G – FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT G-1

APPENDIX H – FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
SPOUSAL HIGHEST DAILY LIFETIME PLUS INCOME BENEFIT H-1

APPENDIX I – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES I-1

APPENDIX J – FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT J-1

APPENDIX K – FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT K-1

APPENDIX L – FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT L-1

APPENDIX M – FORMULA FOR GRO PLUS II M-1

APPENDIX N – FORMULA FOR HIGHEST DAILY GRO N-1

APPENDIX O – FORMULA FOR HIGHEST DAILY GRO II O-1

(iii)

GLOSSARY OF TERMS

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

Account Value: The value of each allocation to a Sub-account (also referred to as a “variable investment option”) plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge (“CDSC” or “surrender charge”) and/or, unless the Account Value is being calculated on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. With respect to Optimum Plus, the Account Value includes any Credits we applied to your purchase payments that we are entitled to take back under certain circumstances. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

Adjusted Purchase Payments: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.

Annual Income Amount: This is the annual amount of income you are eligible for life under the optional benefits.

Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner’s or Annuitant’s 95th birthday and (b) the fifth anniversary of the Issue Date, whichever occurs first.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Beneficiary Annuity: You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus. You may transfer the proceeds of the decedent’s annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option in only available for purchase of an IRA, Roth IRA, or a nonqualified annuity.

Benefit Fixed Rate Account: A fixed investment option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Combination 5% Roll-up And HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a “contingent” charge because it can be imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. The amount and duration of the CDSC varies among the Optimum, Optimum Four and Optimum Plus. See “Summary of Contract Fees and Charges” for details on the CDSC for each Annuity.

Enhanced Beneficiary Protection Death Benefit: An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. We no longer offer the Enhanced Beneficiary Protection Death Benefit.

Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income (“Excess Income”). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.

1

Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period. Certain Fixed Allocations are subject to a market value adjustment if you withdraw Account Value prior to the Fixed Allocation’s maturity (MVA Fixed Allocation).

Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your “free look” right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity for more details about your free look right.

Good Order: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we use the term “In Writing” to refer to this general requirement.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the “Protected Income Value”), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

Guaranteed Minimum Withdrawal Benefit (GMWB): An optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value. We no longer offer GMWB.

Guaranteed Return Option PlusSM (GRO Plus)SM/Guaranteed Return Option Plus 2008SM (GRO Plus 2008)/Guaranteed Return Option (GRO)®/Highest Daily Guaranteed Return Option (Highest Daily GRO)SM/ Guaranteed Return OptionSM Plus II (GRO Plus II)SM/Highest DailySM Guaranteed Return OptionSM II (HD GRO II). Each of GRO Plus, GRO Plus 2008, GRO, Highest Daily GRO, GRO Plus II, and HD GRO II is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled “Living Benefits”. Certain of these benefits are no longer available for election.

Highest Anniversary Value Death Benefit (“HAV”): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals. We no longer offer HAV.

Highest Daily Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

Highest Daily Lifetime Seven Income Benefit: An optional benefit for an additional charge, that guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefits as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

Highest Daily Lifetime 7 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefits as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

Highest Daily Value Death Benefit (“HDV”): An optional benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

Highest Daily Lifetime 6 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as

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our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 6 Plus.

Interim Value: The value of the MVA Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the MVA Fixed Allocation plus all interest credited to the MVA Fixed Allocation as of the date calculated, less any transfers or withdrawals from the MVA Fixed Allocation. The Interim Value does not include the effect of any MVA.

Issue Date: The effective date of your Annuity.

Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

MVA: A market value adjustment used in the determination of Account Value of an MVA Fixed Allocation on any day more than 30 days prior to the Maturity Date of such MVA Fixed Allocation.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.

Service Office: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled “How to Contact Us” for the Service Office address.

Spousal Highest Daily Lifetime Seven Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefits as our Spousal Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

Spousal Highest Daily Lifetime 7 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefits as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

Spousal Highest Daily Lifetime 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 6 Plus.

Spousal Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

Sub-account: We issue your Annuity through our separate account. See “What is the Separate Account?” under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a “Sub-account”.

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Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, any Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any MVA Fixed Allocation.

Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

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SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a “protected value.” Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

FOR CHARGES SPECIFIC TO CONTRACTS ISSUED IN NEW YORK STATE, PLEASE REFER TO APPENDIX E – ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT.

TRANSACTION FEES AND CHARGES

CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR EACH ANNUITY 1

OPTIMUM

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9+
7.5%	7.0%	6.5%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%

OPTIMUM FOUR

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5+
8.5%	8.0%	7.0%	6.0%	0.0%

OPTIMUM PLUS

For Annuities issued prior to November 20, 2006, the following schedule applies:

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10	Yr. 11+
9.0%	9.0%	8.5%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%

For Annuities issued on or after November 20, 2006 (subject to state availability), the following schedule applies:

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10	Yr. 11+
9.0%	9.0%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%

1 The Contingent Deferred Sales Charges, if applicable, are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. Purchase Payments are withdrawn on a “first-in, first-out” basis.

OTHER TRANSACTION FEES AND CHARGES (assessed against each Annuity)
FEE/CHARGE	OPTIMUM	OPTIMUM FOUR	OPTIMUM PLUS
Transfer Fee [1]	$15.00 maximum currently, $10.00	$15.00 maximum currently, $10.00	$15.00 maximum currently, $10.00
Tax Charge [2]	0% to 3.5%	0% to 3.5%	0% to 3.5%

1 Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

2  In some states a tax is payable, either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of purchase payments, Surrender Value, or Account Value, as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection “Tax Charge” under “Fees and Charges” in this Prospectus.

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The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

PERIODIC FEES AND CHARGES (assessed against each Annuity)
FEE/CHARGE	OPTIMUM	OPTIMUM FOUR	OPTIMUM PLUS
Annual Maintenance Fee [1]	Lesser of $35 or 2% of Account Value [2]	Lesser of $35 or 2% of Account Value [2]	Lesser of $35 or 2% of Account Value

Beneficiary Continuation Option Only	Lesser of $30 or 2% of Account Value	Lesser of $30 or 2% of Account Value	Lesser of $30 or 2% of Account Value
ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS [3] (assessed as a percentage of the daily net assets of the Sub-accounts)
FEE/CHARGE
Mortality & Expense Risk Charge [4]	0.50%	1.50%	0.50%
Administration Charge [4]	0.15%	0.15%	0.15%
Distribution Charge [5]	0.60% In Annuity Years 1-8	N/A	1.00% in Annuity Years 1-10
Settlement Service Charge [6]	1.40% (qualified); 1.00% (nonqualified)	1.40% (qualified); 1.00% (nonqualified)	1 40% (qualified); 1.00% (nonqualified)
Total Annual Charges of The Sub-accounts (excluding settlement service charge)	1.25% In Annuity Years 1-8; 0.65% In Annuity Years 9 and later	1.65%	1.65% in Annuity Years 1-10; 0.65% in Annuity Years 11 and later

1 Assessed annually on the Annuity’s anniversary date or upon surrender. For beneficiaries who elect the nonqualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

2  Only applicable if Account Value is less than $100,000. Fee may differ in certain States.

3  These charges are deducted daily and apply to the Sub-accounts only.

4  The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the “Insurance Charge” elsewhere in this Prospectus.

5 The Distribution Charge is 0.00% in Annuity Years 9+ for Optimum and in Annuity Years 11+ for Optimum Plus.

6 The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option.

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The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for OPTIMUM	TOTAL ANNUAL CHARGE [2] for OPTIMUM FOUR	TOTAL ANNUAL CHARGE [2] for OPTIMUM PLUS
GRO PLUS II
Current and Maximum Charge [4] (assessed against Sub-account net assets)	0.60%	1.85%	2.25%	2.25%
HIGHEST DAILY GRO II
Current and Maximum Charge [4] (assessed against Sub-account net assets)	0.60%	1.85%	2.25%	2.25%
HIGHEST DAILY LIFETIME 6 PLUS (HD 6 PLUS)
Maximum Charge [3] (assessed against greater of Account Value and PWV)	1.50%	1.25% + 1.50%	1.65% + 1.50%	1.65% + 1.50%
Current Charge (assessed against greater of Account Value and PWV)	0.85%	1.25% + 0.85%	1.65% + 0.85%	1.65% + 0.85%
HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR (LIA)
Maximum Charge [3] (assessed against greater of Account Value and PWV)	2.00%	1.25% + 2.00%	1.65% + 2.00%	1.65% + 2.00%
Current Charge (assessed against greater of Account Value and PWV)	1.20%	1.25% + 1.20%	1.65% + 1.20%	1.65% + 1.20%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
Maximum Charge [3] (assessed against greater of Account Value and PWV)	1.50%	1.25% + 1.50%	1.65% + 1.50%	1.65% + 1.50%
Current Charge (assessed against greater of Account Value and PWV)	0.95%	1.25% + 0.95%	1.65% + 0.95%	1.65% + 0.95%
GUARANTEED RETURN OPTION (GRO)/GRO PLUS
Maximum Charge [3] (assessed against Sub-account net assets)	0.75%	2.00%	2.40%	2.40%
Current Charge (assessed against Sub-account net assets)	0.25%	1.50%	1.90%	1.90%
GUARANTEED RETURN OPTION PLUS 2008 (GRO Plus 2008)
Maximum Charge [3] (assessed against Sub-account net assets)	0.75%	2.00%	2.40%	2.40%
Current charge (assessed against Sub-account net assets) (if elected on or after May 1, 2009)	0.60%	1.85%	2.25%	2.25%

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YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for OPTIMUM	TOTAL ANNUAL CHARGE [2] for OPTIMUM FOUR	TOTAL ANNUAL CHARGE [2] for OPTIMUM PLUS
HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
Maximum Charge [3] (assessed against Sub-account net assets)	0.75%	2.00%	2.40%	2.40%
Current charge (assessed against Sub-account net assets) (if elected on or after May 1, 2009)	0.60%	1.85%	2.25%	2.25%
GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
Maximum Charge [3] (assessed against Sub-account net assets)	1.00%	2.25%	2.65%	2.65%
Current Charge (assessed against Sub-account net assets)	0.35%	1.60%	2.00%	2.00%
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
Maximum Charge [3] (assessed against PIV)	1.00%	1.25% + 1.00%	1.65% + 1.00%	1.65% + 1.00%
Current Charge (assessed against PIV)	0.50%	1.25% + 0.50%	1.65% + 0.50%	1.65% + 0.50%
LIFETIME FIVE INCOME BENEFIT
Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.75%	3.15%	3.15%
Current Charge (assessed against Sub-account net assets)	0.60%	1.85%	2.25%	2.25%
SPOUSAL LIFETIME FIVE INCOME BENEFIT
Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.75%	3.15%	3.15%
Current Charge (assessed against Sub-account net assets)	0.75%	2.00%	2.40%	2.40%
HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT
Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.75%	3.15%	3.15%
Current Charge (assessed against Sub-account net assets)	0.60%	1.85%	2.25%	2.25%
HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
Maximum Charge [3]	1.50%	1.25% + 1.50%	1.65% + 1.50%	1.65% + 1.50%
(assessed against the PWV)
Current Charge (assessed against the PWV)	0.60%	1.25% + 0.60%	1.65% + 0.60%	1.65% + 0.60%

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YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for OPTIMUM	TOTAL ANNUAL CHARGE [2] for OPTIMUM FOUR	TOTAL ANNUAL CHARGE [2] for OPTIMUM PLUS
HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION (BIO)
Maximum Charge [3] (assessed against the PWV)	2.00% of PWV	1.25% + 2.00%	1.65% + 2.00%	1.65% + 2.00%
Current Charge (assessed against the PWV)	0.95% of PWV	1.25% + 0.95%	1.65% + 0.95%	1.65% + 0.95%
HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR (LIA)
Maximum Charge [3] (assessed against the PWV)	2.00% of PWV	1.25% + 2.00%	1.65% + 2.00%	1.65% + 2.00%
Current Charge (assessed against the PWV)	0.95% of PWV	1.25% + 0.95%	1.65% + 0.95%	1.65% + 0.95%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
Maximum Charge [3] (assessed against the PWV)	1.50% of PWV	1.25% + 1.50%	1.65% + 1.50%	1.65% + 1.50%
Current Charge (assessed against the PWV)	0.75% of PWV	1.25% + 0.75%	1.65% + 0.75%	1.65% + 0.75%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME BENEFIT (BIO)
Maximum Charge [3] (assessed against the PWV)	2.00% of PWV	1.25% + 2.00%	1.65% + 2.00%	1.65% + 2.00%
Current Charge (assessed against the PWV)	0.95% of PWV	1.25% + 0.95%	1.65% + 0.95%	1.65% + 0.95%
HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge [3] (assessed against the greater of Account Value and PWV)	1.50%	1.25% + 1.50%	1.65% + 1.50%	1.65% + 1.50%
Current Charge (assessed against the greater of Account Value and PWV)	0.75%	1.25% + 0.75%	1.65% + 0.75%	1.65% + 0.75%
HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION (BIO)
Maximum Charge [3] (assessed against the greater of Account Value and PWV)	2.00%	1.25% + 2.00%	1.65% + 2.00%	1.65% + 2.00%
Current Charge (assessed against the greater of Account Value and PWV)	1.10%	1.25% + 1.10%	1.65% + 1.10%	1.65% + 1.10%
HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR (LIA)
Maximum Charge [3] (assessed against the greater of Account Value and PWV)	2.00%	1.25% + 2.00%	1.65% + 2.00%	1.65% + 2.00%
Current Charge (assessed against the greater of Account Value and PWV)	1.10%	1.25% + 1.10%	1.65% + 1.10%	1.65% + 1.10%

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YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for OPTIMUM	TOTAL ANNUAL CHARGE [2] for OPTIMUM FOUR	TOTAL ANNUAL CHARGE [2] for OPTIMUM PLUS
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge [3] (assessed against the greater of Account Value and PWV)	1.50%	1.25% + 1.50%	1.65% + 1.50%	1.65% + 1.50%
Current Charge (assessed against the greater of Account Value and PWV)	0.90%	1.25% + 0.90%	1.65% + 0.90%	1.65% + 0.90%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION (BIO)
Maximum Charge [3] (assessed against the greater of Account Value and PWV)	2.00%	1.25% + 2.00%	1.65% + 2.00%	1.65% + 2.00%
Current Charge (assessed against the greater of Account Value and PWV)	1.10%	1.25% + 1.10%	1.65% + 1.10%	1.65% + 1.10%
ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT
Current and Maximum Charge [4] (assessed against Sub-account net assets)	0.25%	1.50%	1.90%	1.90%
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (“HAV”)
Current and Maximum Charge [4] (if elected on or after May 1, 2009) (assessed against Sub-account net assets)	0.40%	1.65%	2.05%	2.05%
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
Current and Maximum Charge [4] (if elected on or after May 1, 2009) (assessed against Sub-account net assets)	0.80%	2.05%	2.45%	2.45%
HIGHEST DAILY VALUE DEATH BENEFIT (“HDV”)
Current and Maximum Charge [4] (assessed against Sub-account net assets)	0.50%	1.75%	2.15%	2.15%
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.

How Charge is Determined

1 GRO Plus II: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For Optimum, the 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For Optimum Four, the 2.25% total annual charge applies in all Annuity Years, and for Optimum Plus, the 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.

   Highest Daily GRO II: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For Optimum, the 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For Optimum Four, the 2.25% total annual charge applies in all Annuity Years, and for Optimum Plus the 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.

   Highest Daily Lifetime 6 Plus: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For Optimum, 0.85% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in all Annuity Years. For Optimum Plus, 0.85% charge is in addition to 1.65% charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.

  Highest Daily Lifetime 6 Plus with LIA: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For Optimum, 1.20%  is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in all Annuity Years. For Optimum Plus, 1.20% charge is in addition to 1.65% charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.

10

  Spousal Highest Daily Lifetime 6 Plus: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For Optimum, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For Optimum Plus, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.

   Guaranteed Return Option/GRO Plus: Charge for each benefit is assessed against the daily net assets of the Sub-accounts. For Optimum, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For Optimum Four, 1.90% total annual charge applies in all Annuity Years, and for Optimum Plus, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. Each benefit is no longer available for new elections. This benefit is no longer available for new elections.

  GRO Plus 2008: Charge for the benefit is assessed against the daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The charge is 0.35% of Sub-account assets. For Optimum, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For Optimum Four, 2.00% total annual charge applies in all Annuity Years, and for Optimum Plus, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. If you elect the benefit on or after May 1, 2009, the fees are as follows: For Optimum, 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For Optimum Four, 2.25% total annual charge applies in all Annuity Years, and for Optimum Plus, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.

   Highest Daily GRO: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The current charge is .35% of Sub-account assets. For Optimum, 1.60% total annual charge applies in Annuity years 1-8 and 1.00% thereafter. For Optimum Four, 2.00% total annual charge applies in all Annuity years, and for Optimum Plus, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. If you elected the benefit on or after May 1, 2009, the fees are as follows: For Optimum, 1.85% total annual charge applies in Annuity years 1-8 and 1.25% thereafter. For Optimum Four, 2.25% total annual charge applies in all Annuity years, and for Optimum Plus, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.

   Guaranteed Minimum Withdrawal Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For Optimum, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For Optimum Four, 2.00% total annual charge applies in all Annuity Years, and for Optimum Plus, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. This benefit is no longer available for new elections.

   Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value (“PIV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For Optimum, 0.50% of PIV for GMIB is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For Optimum Four, 0.50% of PIV for GMIB is in addition to 1.65% annual charge. For Optimum Plus, 0.50% of PIV for GMIB is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.

  Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For Optimum, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For Optimum Four, 2.25% total annual charge applies in all Annuity years, and for Optimum Plus, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.

   Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For Optimum, 2.00% total annual charge applies in Annuity years 1-8 and is 1.40% thereafter. For Optimum Four, 2.40% total annual charge applies in all Annuity years, and for Optimum Plus, 2.40% total annual charge applies in Annuity Years 1-10 and is 1.40% thereafter. This benefit is no longer available for new elections.

   Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For Optimum, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For Optimum Four, 2.25% total annual charge applies in all Annuity years, and for Optimum Plus, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.

   Highest Daily Lifetime Seven: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For Optimum, 0.60% for Highest Daily Lifetime Seven is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For Optimum Four 0.60% for Highest Daily Lifetime Seven is in addition to 1.65% annual charge. For Optimum Plus, 0.60% for Highest Daily Lifetime Seven is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.

    Highest Daily Lifetime Seven with BIO: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For Optimum, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For Optimum Plus, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

    Highest Daily Lifetime Seven with LIA: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For Optimum, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For Optimum Plus, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

  Spousal Highest Daily Lifetime Seven: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). For Optimum, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For Optimum Four, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.65% annual charge. For Optimum Plus, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.

    Spousal Highest Daily Lifetime Seven with BIO: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For Optimum, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For Optimum Plus, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

   Highest Daily Lifetime 7 Plus: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For Optimum, 0.75% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For Optimum Plus, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and .65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

  Highest Daily Lifetime 7 Plus with BIO: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For Optimum, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For Optimum Plus, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

  Highest Daily Lifetime 7 Plus with LIA: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For Optimum, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For Optimum Plus, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

11

   Spousal Highest Daily Lifetime 7 Plus: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For Optimum, 0.90% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For Optimum Plus, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

  Spousal Highest Daily Lifetime 7 Plus with BIO: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For Optimum, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For Optimum Plus, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

   Enhanced Beneficiary Protection Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For Optimum, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For Optimum Four, 1.90% total annual charge applies in all Annuity years, and for Optimum Plus, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. This benefit is no longer available for new elections.

   Highest Anniversary Value Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The charge is 0.25% of Sub-account assets if you elected the benefit prior to May 1, 2009. For Optimum, 1.50% total annual charge applies in Annuity Years 1-8 and is 0.90% thereafter. For Optimum Four, 1.90% total annual charge applies in all Annuity Years, and for Optimum Plus, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. If you elected the benefit on or after May 1, 2009, the fees are as follows: For Optimum, 1.65% total annual charge applies in Annuity Years 1-8 and is 1.05% thereafter. For Optimum Four, 2.05% total annual charge applies in all Annuity Years, and for Optimum Plus, 2.05% total annual charge applies in Annuity Years 1-10 and is 1.05% thereafter. This benefit is no longer available for new elections.

  Combination 5% Roll-Up and HAV Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. If you elected the benefit prior to May 1, 2009, the fees are as follows: The charge is 0.50% of Sub-account assets if you elected the benefit prior to May 1, 2009. For Optimum, 1.75% total annual charge applies in Annuity Years 1-8 and is 1.15% thereafter. For Optimum Four, 2.15% total annual charge applies in all Annuity Years, and for Optimum Plus, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. If you elected the benefit on or after May 1, 2009, the fees are as follows: For Optimum, 2.05% total annual charge applies in Annuity Years 1-8 and is 1.45% thereafter. For Optimum Four, 2.45% total annual charge applies in all Annuity Years, and Optimum Plus, 2.45% total annual charge applies in Annuity Years 1-10 and is 1.45% thereafter. This benefit is no longer available for new elections.

  Highest Daily Value Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For Optimum, 1.75% total annual charge applies in Annuity years 1-8 and is 1.15% thereafter. For Optimum Four, 2.15% total annual charge applies in all Annuity years, and for Optimum Plus, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. This benefit is no longer available for new elections.

2  The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus, the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value, for the “Plus” benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.

3 We reserve the right to increase the charge up to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.

4 Our reference in the fee table to “current and maximum” charge does not mean that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds (“Portfolios”) as of December 31, 2015 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Portfolio Operating Expense	0.59%	1.47%

The following are the total annual expenses for each underlying mutual fund (“Portfolio”) as of December 31, 2015, except as noted and except if the underlying portfolio’s inception date is subsequent to December 31, 2015. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888, or at www.prudentialannuities.com.

12

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Academic Strategies Asset Allocation Portfolio	0.64%	0.03%	0.10%	0.04%	0.01%	0.65%	1.47%	0.00%	1.47%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.74%	0.90%	0.00%	0.90%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.06%	0.70%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.04%	0.25%	0.00%	0.00%	0.00%	0.75%	0.04%	0.71%
AST Bond Portfolio 2016*	0.48%	0.64%	0.25%	0.00%	0.00%	0.00%	1.37%	0.44%	0.93%
AST Bond Portfolio 2017	0.48%	0.16%	0.25%	0.00%	0.00%	0.00%	0.89%	0.00%	0.89%
AST Bond Portfolio 2018	0.48%	0.11%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST Bond Portfolio 2019*	0.48%	0.23%	0.25%	0.00%	0.00%	0.00%	0.96%	0.03%	0.93%
AST Bond Portfolio 2020	0.48%	0.12%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Bond Portfolio 2021	0.48%	0.07%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Bond Portfolio 2022	0.48%	0.12%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Bond Portfolio 2023*	0.48%	0.24%	0.25%	0.00%	0.00%	0.00%	0.97%	0.04%	0.93%
AST Bond Portfolio 2024*	0.48%	0.32%	0.25%	0.00%	0.00%	0.00%	1.05%	0.12%	0.93%
AST Bond Portfolio 2025	0.48%	0.04%	0.25%	0.00%	0.00%	0.00%	0.77%	0.00%	0.77%
AST Bond Portfolio 2026	0.48%	0.18%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST Bond Portfolio 2027	0.48%	0.08%	0.25%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST Cohen & Steers Realty Portfolio	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.10%	1.00%

13

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Herndon Large-Cap Value Portfolio*	0.67%	0.03%	0.25%	0.00%	0.00%	0.00%	0.95%	0.15%	0.80%
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	0.57%	0.02%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST International Growth Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Investment Grade Bond Portfolio*	0.48%	0.01%	0.25%	0.00%	0.00%	0.00%	0.74%	0.03%	0.71%
AST J.P. Morgan International Equity Portfolio	0.71%	0.05%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.06%	0.92%
AST Lord Abbett Core Fixed Income Portfolio	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST MFS Growth Portfolio	0.71%	0.03%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Money Market Portfolio*	0.32%	0.02%	0.25%	0.00%	0.00%	0.00%	0.59%	0.02%	0.57%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.03%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST Small-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.01%	1.01%	0.00%	1.01%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.02%	0.25%	0.00%	0.00%	0.00%	0.95%	0.01%	0.94%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%

14

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST WEDGE Capital Mid-Cap Value Portfolio* (formerly AST Mid-Cap Value Portfolio)	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
Wells Fargo VT International Equity Fund – Class 1*	0.80%	0.15%	0.00%	0.00%	0.00%	0.00%	0.95%	0.26%	0.69%
Wells Fargo VT Omega Growth Fund - Class 1*	0.60%	0.19%	0.00%	0.00%	0.00%	0.00%	0.79%	0.04%	0.75%

*See notes immediately below for important information about this fund.

AST BlackRock Low Duration Bond Portfolio The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio The Manager has contractually agreed to waive 0.035% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2016 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2019 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2023 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2024 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Manager has contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Manager has contractually agreed to waive 0.10% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Manager has contractually agreed to waive 0.15% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio The distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST Loomis Sayles Large-Cap Growth Portfolio The Manager has contractually agreed to waive 0.06% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Money Market Portfolio The Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to

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$3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust's Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2017. The Manager has also contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

Wells Fargo VT International Equity Fund – Class 1 The Adviser has committed through April 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Wells Fargo VT Omega Growth Fund - Class 1 The Adviser has committed through April 30, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

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EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in one Prudential Annuity with the cost of investing in other Prudential Annuities and/or other variable annuities.

Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

The examples reflect the fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges”:

▪ Insurance Charge

▪ Distribution Charge (if applicable)

▪  Contingent Deferred Sales Charge (when and if applicable)

▪ Annual Maintenance Fee

▪ The maximum combination of optional benefit charges

The examples also assume the following for the period shown:

▪ You allocate all of your Account Value to the Sub-account with the maximum total annual operating expenses for 2014, and those expenses remain the same each year*

▪ For each charge, we deduct the maximum charge rather than the current charge

▪  You make no withdrawals of your Account Value

▪  You make no transfers, or other transactions for which we charge a fee

▪ No tax charge applies

▪ You elect Highest Daily Lifetime 6 Plus with Combination 5% Roll-up and HAV Death Benefit, which are the maximum combination of optional benefit charges. There is no other optional benefit combination that would result in higher maximum charges than those shown in the examples.

▪ For the Optimum Plus example, no Purchase Credit applies**

▪  For the Optimum Four example, no Loyalty Credit applies**

▪ For the Optimum example, no Loyalty Credit applies**

Amounts shown in the examples are rounded to the nearest dollar.

*  Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

** Expense examples calculations are not adjusted to reflect the Purchase Credit or Loyalty Credit. If the Purchase Credit or Loyalty Credit were reflected in the calculations, expenses would be higher.

THE EXAMPLES ARE ILLUSTRATIVE ONLY – THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS – ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows:

If you surrender your annuity at the end of the applicable time period:

	1 yr	3 yrs	5 yrs	10 yrs
OPTIMUM	$1,288	$2,290	$3,278	$5,793
OPTIMUM FOUR	$1,426	$2,450	$2,952	$6,092
OPTIMUM PLUS [2]	$1,476	$2,550	$3,552	$6,192

If you annuitize your annuity at the end of the applicable time period:1

	1 yr	3 yrs	5 yrs	10 yrs
OPTIMUM	$538	$1,640	$2,778	$5,793
OPTIMUM FOUR	$576	$1,750	$2,952	$6,092
OPTIMUM PLUS [2]	$576	$1,750	$2,952	$6,092

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If you do not surrender your annuity at the end of the applicable time period:

	1 yr	3 yrs	5 yrs	10 yrs
OPTIMUM	$538	$1,640	$2,778	$5,793
OPTIMUM FOUR	$576	$1,750	$2,952	$6,092
OPTIMUM PLUS [2]	$576	$1,750	$2,952	$6,092

1. If you own Optimum Plus, you may not annuitize in the first Three (3) Annuity Years; if you own Optimum or Optimum Four, you may not annuitize in the first Annuity Year.

2.  Expense example calculations for Optimum Plus are not adjusted to reflect the Purchase Credit. If the Purchase Credit were reflected in the calculations, expenses would be higher.

For information relating to accumulation unit values pertaining to the Sub-accounts, please see Appendix A – Condensed Financial Information About Separate Account B.

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SUMMARY

Optimum, Optimum Four, Optimum Plus

This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your Financial Professional can also help you if you have questions.

What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your Financial Professional, you choose how to invest your money within your annuity (subject to certain restrictions; see “Investment Options”). Any allocation that is recommended to you by your Financial Professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your Financial Professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.

Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawals or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

What does it mean that my variable annuity is “tax-deferred”? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect a living benefit, a Return of Purchase Payments Death Benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.

What variable annuities are offered in this Prospectus? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, and whether the annuity provides credits in certain circumstances. The annuities described in this prospectus are:

▪ Optimum

▪ Optimum Four

▪ Optimum Plus

How do I purchase one of the variable annuities? These Annuities are no longer available for new purchases. Our eligibility criteria for purchasing the Annuities are as follows:

Product	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
Optimum	80	$1,000
Optimum Four	85	$10,000
Optimum Plus	75	$10,000

The “Maximum Age for Initial Purchase” applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the Annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the

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date the benefit is elected, or the date of the owner’s death. Please see the sections entitled “Living Benefits” and “Death Benefit” for additional information on these benefits. We may allow you to purchase an Annuity with an amount lower than the “Minimum Initial Purchase Payment” if you establish an electronic funds transfer that would allow you to meet the minimum requirement within one year.

You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the “Free look period”). The period of time and the amount returned to you is dictated by state law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

See “What Are Our Requirements for Purchasing One of the Annuities?” for more detail.

Where should I invest my money? With the help of your Financial Professional, you choose where to invest your money within the Annuity. Our optional benefits may limit your ability to invest in the investment options otherwise available to you under the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. You can obtain the summary prospectuses and prospectuses for the underlying mutual funds by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any investment option will meet its investment objective.

We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

See “Investment Options,” and “Managing Your Account Value.”

How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). See the “Tax Considerations” section of this Prospectus. You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

You may elect to receive income through annuity payments over your lifetime, also called “annuitization”. This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

See “Access to Account Value.”

Options for Guaranteed Lifetime Withdrawals. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero (unless it is due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value invested (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Please see the applicable optional benefits section for more information. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (i.e., Excess Income), (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year, that may permanently reduce the guaranteed amount you can withdraw in future years. Please note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income. If you purchased your contract in New York and wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

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These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

▪ Highest Daily Lifetime 6 Plus

▪ Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator

▪ Spousal Highest Daily Lifetime 6 Plus

▪ Highest Daily Lifetime 7 Plus

▪  Spousal Highest Daily Lifetime 7 Plus

▪ Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator

▪  Highest Daily Lifetime 7 Plus with Beneficiary Income Option

▪ Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option

▪  Highest Daily Lifetime Seven

▪  Spousal Highest Daily Lifetime Seven

▪  Highest Daily Lifetime Seven with Lifetime Income Accelerator

▪ Highest Daily Lifetime Seven with Beneficiary Income Option

▪  Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

The Guaranteed Lifetime Withdrawal Benefit options are no longer offered for new elections.

Options for Guaranteed Accumulation. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefits sections for more information.

These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

▪ Guaranteed Return Option Plus II

▪  Highest Daily Guaranteed Return Option II

▪  Guaranteed Return Option Plus (GRO Plus)*

▪  Guaranteed Return Option Plus 2008*

▪  Highest Daily Guaranteed Return Option*

* No longer available for new elections.

What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death (the amount of the basic death benefit may depend on the decedent’s age).

We also offer optional death benefits for an additional charge:

▪ Highest Anniversary Value Death Benefit: Offers the greater of the basic death benefit and a highest anniversary value of the annuity.

▪ Combination 5% Roll-up and Highest Anniversary Value Death Benefit: Offers the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

Each death benefit has certain age restrictions. Please see the “Death Benefit” section of the Prospectus for more information.

How do I receive credits? With Optimum Plus, we apply a credit to your Annuity each time you make a purchase payment during the first six (6) years. Because of the credits, the expenses of this Annuity may be higher than other annuities that do not offer credits.

The amount of the credit depends on the year during which the purchase payment is made:

ANNUITY YEAR	CREDIT
1	6.50%*
2	5.00%
3	4.00%
4	3.00%
5	2.00%
6	1.00%
7+	0.00%

*  For annuities issued before February 13, 2006, the Credit during Annuity Year 1 is 6.00%.

Please note that during the first 10 years, the total asset-based charges on the Optimum Plus annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the Optimum Plus annuity is higher and is deducted for a longer period of time as compared to our other annuities. In general, we may take back credits applied within 12 months of death or a Medically-Related Surrender. Unless prohibited by applicable State law, we may also take back credits if you return your Annuity under the “free-look” provision.

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For Optimum annuities issued on or after February 13, 2006, and Optimum Four annuities issued on or after June 20, 2005, we apply a “loyalty credit” at the end of your fifth anniversary for money invested with us during the first four years of your Annuity (less adjustments for any withdrawals). For Optimum, the credit is 0.50%. For Optimum Four, the credit is either 0%, 2.25% or 2.75% depending on the Issue Date of your Annuity.

Please see the section entitled “Managing Your Account Value” for more information.

What are the Annuity’s Fees and Charges? Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or “CDSC”. The CDSC is calculated as a percentage of your purchase payment being withdrawn, and depends on how long your purchase payment has been invested. The CDSC is different depending on which annuity you purchase:

	Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10	Yr. 11+
Optimum	7.5%	7.0%	6.5%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%	—	—
Optimum Four	8.5%	8.0%	7.0%	6.0%	0.0%	—	—	—	—	—	—
Optimum Plus*	9.0%	9.0%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%

* For annuities issued before November 20, 2006, the schedule is as follows:

   Year 1: 9.0%; Year 2: 9.0%; Year 3: 8.5%; Year 4: 8.0%; Year 5: 7.0%; Year 6: 6.0%; Year 7: 5.0%; Year 8: 4.0%; Year 9: 3.0%; Year 10: 2.0%; Year 11+: 0.0%.

Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your Annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contracts.

Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the predetermined mathematical formula will not count towards the total transfers allowed.

Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. Except for Optimum Plus, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

Tax Charge: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.

Insurance Charge: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you purchase:

FEE/CHARGE	Optimum	Optimum Four	Optimum Plus
Mortality & Expense Risk Charge	0.50%	1.50%	0.50%
Administration Charge	0.15%	0.15%	0.15%
Total Insurance Charge	0.65%	1.65%	0.65%

Distribution Charge: For Optimum and Optimum Plus, we deduct a Distribution Charge daily. It is an annual charge assessed on a daily basis. The charge is assessed for a certain number of years against the daily net assets allocated to the Sub-accounts and is equal to the following:

FEE/CHARGE	Optimum	Optimum Four	Optimum Plus
Distribution Charge	0.60% in Annuity Years 1-8	N/A	1.00% in Annuity Years 1-10

Charges for Optional Benefits: Generally, if you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.

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Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the daily net assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for nonqualified Annuities and 1.40% for qualified Annuities.

Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the “Fees and Charges” section of the Prospectus for more information.

Costs to Sell and Administer Our Variable Annuity

Your Financial Professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your Financial Professional’s broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your Financial Professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your Financial Professional or us. See “General Information”.

Other Information

Please see the section entitled “General Information” for more information about our annuities, including legal information about our company, separate account, and underlying funds.

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INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see “What are Separate Accounts” for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart below provides a description of each Portfolio’s investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice – we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the “General Information” section of this Prospectus, under the heading “Fees and Payments Received by Prudential Annuities” for a discussion of fees that we may receive from underlying mutual funds and/or their families.

The name of the advisor/subadviser for each Portfolio appears next to the designation. Those Portfolios whose name includes the prefix “AST” are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-adviser, as noted below, is engaged to conduct day-to-day management.

The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.

This Annuity offers Portfolios managed by AST Investment Services, Inc. and/or Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities (“Affiliated Portfolios”) and Portfolios managed by companies not affiliated with Prudential Annuities ("Unaffiliated Portfolios"). Prudential Annuities and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Generally, Prudential Companies receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. Affiliated Portfolios may provide Prudential Companies with greater fees and payments than Unaffiliated Portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over Unaffiliated Portfolios. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which portfolios to offer under the Annuity. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Prudential Annuities Life Assurance Corporation has selected the Portfolios for inclusion as investment options under this Annuity in Prudential Annuities Life Assurance Corporation’s role as the issuer of this Annuity, and Prudential Annuities Life Assurance Corporation does not provide investment advice or recommend any particular Portfolio. Please see "Other Information" under the heading concerning "Fees and Payments Received by Prudential Annuities" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.

When you purchase one of the Annuities, you will be required to participate in LPL’s asset allocation program which does not utilize all of the investment options available under the Annuities. Unless you have elected an optional benefit that requires you to stay in the asset allocation program, you will be permitted to transfer Account Value out of the asset allocation program subsequent to the Issue Date. Currently, the following optional benefits require that you maintain your Account Value in one or more of the asset allocation programs: Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 and Highest Daily Lifetime 6 Plus benefits, GRO Plus 2008, Highest Daily GRO, GRO Plus II, Highest Daily GRO II, and the Highest Daily Value death benefit. The asset allocation program is offered by LPL. We have not designed the models or the program, and we are not responsible for them. Our role is limited to administering the model you select. For additional information, see Appendix C – “Additional Information on Asset Allocation Programs.” If your Annuity is no longer held through LPL, we will not require you to continue to participate in LPL’s asset allocation program. In that event, you will be permitted to allocate your Account Value to any permitted Portfolio (unless you are obligated to invest in specified Portfolios to participate in an optional benefit).

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The optional benefits listed above employ predetermined formulas, under which money is transferred between your chosen variable Sub-accounts and a bond portfolio (the “AST Investment Grade Bond Sub-account”).

Certain optional living benefits employ a predetermined formula, under which Account Value is transferred between your chosen Sub-accounts and a bond Sub-account (or between two bond Sub-accounts).  For example, with a Highest Daily Lifetime benefit, Account Value may be transferred between your selected Sub-accounts and the AST Investment Grade Bond Sub-account; or with a GRO benefit, Account Value may be transferred between your selected Sub-accounts and an AST bond Sub-Account with a target maturity date (or among AST bond Sub-accounts with different target maturity dates).

Whether or not you elected an optional benefit subject to a predetermined mathematical formula, you should be aware that the operation o f the formula may result in large scale asset flows into and out of the Sub accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the Portfolios may be used as investments in Portfolios that are structured as funds-of-funds and made available as Permitted Sub-accounts. Because transfers among the Sub-accounts can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:

(a) a Portfolio’s investment performance could  be  adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;
(b) the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities or longer duration bonds ) that otherwise would have been held;
(c) a Portfolio may experience higher turnover and asset flow than it would have experienced without the formulas, which could result in higher transaction costs for the Portfolio compared to other similar funds;
(d) a Portfolio may have low asset levels and high operating expense ratios (including the possibility that all assets may be transferred out of the Portfolio).

The asset flows caused by the formulas may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to a particular Sub-account and others Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to a particular Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.

Please consult the prospectus for the applicable Portfolio for additional information about these effects.

The following table contains limited information about the Portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses, the prospectuses and statement of additional information for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.

AlphaSimplex Group, LLC

AQR Capital Management, LLC
CNH Partners, LLC

CoreCommodity Management, LLC

First Quadrant, L.P.

Jennison Associates LLC

J.P. Morgan Investment Management, Inc.

Pacific Investment Management Company, LLC
Quantitative Management Associates LLC

Western Asset Management Company/Western Asset Management Company Limited

AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC

AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Bond Portfolio 2016	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2017	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2018	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2019	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2020	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Goldman Sachs Large-Cap Value Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Herndon Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	Herndon Capital Management, LLC
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST Lord Abbett Core Fixed Income Portfolio	Seeks income and capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM, Inc.
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC
AST New Discovery Asset Allocation Portfolio	Seeks total return.

Affinity Investment Advisors, LLC
Boston Advisors, LLC
C.S. McKee, LP

EARNEST Partners, LLC

Epoch Investment Partners, Inc.

Longfellow Investment Management Co. LLC
Parametric Portfolio Associates LLC

Thompson, Siegel & Walmsley LLC

AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	RS Investment Management Co. LLC Wellington Management Company, LLP

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Large-Cap Growth Portfolio

Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company Western Asset Management Company Limited
Wells Fargo VT International Equity Fund – Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Inc., subadvisor
Wells Fargo VT Omega Growth Fund – Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Inc., subadvisor

FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).

Prudential Real Estate Investors is a business unit of PGIM, Inc.

Pyramis is a registered service mark of FMR LLC. Used under license.

AST Schroders Global Tactical Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (45%),

the MSCI EAFE Index ND (USD Hedged) (12.5%), the MSCI EAFE Index ND (Local Hedged) (12.5%), and the Barclays US Aggregate Bond Index (30%).

Security Capital Research & Management Incorporated is a wholly owned subsidiary of J.P. Morgan Investment Management Inc.

WHAT ARE THE FIXED ALLOCATIONS?

The Fixed Allocations consist of the MVA Fixed Allocations, the Fixed Allocations and DCA Fixed Allocations used with our dollar-cost averaging program, and (with respect to Highest Daily Lifetime Five only), and the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the Prospectus concerning Highest Daily Lifetime Five. We describe the DCA Fixed Allocations in the section entitled “Do You Offer Dollar Cost Averaging?”

We offer MVA Fixed Allocations of different durations during the accumulation period. These “MVA Fixed Allocations” earn a guaranteed fixed rate of interest for a specified period of time, called the “Guarantee Period.” In most states, we offer MVA Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose MVA Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, for certain MVA Fixed Allocations, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a “Market Value Adjustment.” The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates. Please refer to the section entitled “How does the Market Value Adjustment Work?” for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one MVA Fixed Allocation at a time.

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Fixed Allocations are not available in Maryland, Nevada, North Dakota, Vermont and Washington. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of Fixed Allocations in your state and for your annuity product. You may not allocate Account Value to MVA Fixed Allocations if you have elected the following Optional Benefits: Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Income Benefit, Highest Daily Lifetime Seven Income Benefit, Spousal Highest Daily Lifetime Seven Income Benefit, Highest Daily Value Death Benefit, Highest Daily Lifetime Seven with Beneficiary Income Option, Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, GRO, GRO Plus, GRO Plus 2008, Highest Daily GRO, Highest Daily GRO II, GRO Plus II, Highest Daily Lifetime 7 Plus Income Benefit, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator and Spousal Highest Daily Lifetime 6 Plus. The interest rate that we credit to the MVA Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

No specific fees or expenses are deducted when determining the rate we credit to an MVA Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the MVA Fixed Allocations.

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FEES AND CHARGES

The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering an Annuity and to offset a portion of the costs associated with offering any Credits which are funded through Prudential Annuities’ general account.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including appreciation on amounts that represent any Credits.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent Deferred Sales Charge: We do not deduct a sales charge from purchase payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for each Annuity are shown under “Summary of Contract Fees and Charges”. If you purchase Optimum Plus and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see “How Much Can I Withdraw as a Free Withdrawal?”). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from purchase payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

For purposes of calculating any applicable CDSC on a surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

We may waive any applicable CDSC under certain circumstances including, certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a “qualified” investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled “Access to Your Account Value”.

Transfer Fee: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20th in each Annuity Year. The fee will never be more than $15.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value (including any amounts in Fixed Allocations), invested in the Sub-accounts, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. With respect to Optimum and Optimum Four, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than

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$100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to Optimum Plus, we deduct the Annual Maintenance Fee regardless of Account Value. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a Medically-Related Surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a nonqualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of purchase payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under “Summary of Contract Fees and Charges”. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under each Annuity, including each Annuity’s basic Death Benefit that may provide guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also compensates us for administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

Distribution Charge: For Optimum and Optimum Plus, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under “Summary of Contract Fees and Charges” on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to Optimum Plus, the costs associated with offering Credits which are funded through Prudential Annuities’ general account. The Distribution Charge is deducted against your Annuity’s Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.

Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the sections entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.

Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for nonqualified Annuities and 1.40% for qualified Annuities.

Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are

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reflected daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888, or at www.prudentialannuities.com.

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from an MVA Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see “Tax Charge” above). Currently, we only offer fixed payment options.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

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PURCHASING YOUR ANNUITY

Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.

WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.

Initial Purchase Payment: We no longer allow new purchases of these Annuities. Previously, you must have made a minimum initial Purchase Payment as follows: $1,000 for Optimum, and $10,000 for Optimum Plus and Optimum Four. However, if you decided to make payments under a systematic investment or an electronic funds transfer program, we would have accepted a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment totaled the minimum initial Purchase Payment amount required for the Annuity purchased.

We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Speculative Investing – Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Nonqualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.

Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions, and thereby refuse to accept purchase payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional’s broker-dealer firm. Additional purchase payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.

Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for Optimum, age 75 for Optimum Plus and age 85 for Optimum Four. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity’s liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner’s death.

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“Beneficiary” Annuity

You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent’s annuity into one of the Annuities described in the prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.

Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. We will calculate your required distributions based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent’s death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in the Tax Considerations section of this Prospectus.

For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in the Tax Considerations section of your prospectus.

You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

The Annuity may provide a basic Death Benefit upon death, and you may name “successors” who may receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

Please note the following additional limitations:

▪ No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple “Transfer of Assets” or “TOA’s” into a single contact as part of this “Beneficiary” Annuity.

▪ You may not elect any optional living or death benefits. Annuity Rewards is not available.

▪  You may not annuitize the Annuity; no annuity options are available.

▪ You may participate only in the following programs: Auto-Rebalancing, Dollar Cost Averaging, Systematic Withdrawals, and Third Party Investment Advisor.

▪ You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A “Beneficiary Annuity” may not be co-owned.

▪ If the Annuity is funded by means of transfer from another “Beneficiary Annuity” with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another “Beneficiary Annuity” where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

▪  The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and (3) the beneficiaries of the trust who are beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.

▪  If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

▪ If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

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Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

▪ Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term “Owner.”

▪ Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

▪  Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary’s relationship to you. If you use a designation of “surviving spouse,” we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of Beneficiary, the term “Successor” is used.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity, or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

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MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

▪ a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner’s death;

▪ a new Annuitant subsequent to the Annuity Date;

▪  for “nonqualified” investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;

▪ a change in Beneficiary if the Owner had previously made the designation irrevocable;

▪  a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law); and

▪ a new Annuitant for a contract issued to a grantor trust where the new Annuitant is not the grantor of the trust.

There are also restrictions on designation changes when you have elected certain optional benefits. See the “Living Benefits” and “Death Benefits” sections of this Prospectus for any such restrictions.

If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Generally, any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us (unless an alternative rule is stipulated by applicable State law). We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We are not responsible for any transactions processed before a change of Owner and/or Beneficiary, and an assignment of the Annuity, is accepted and recorded by us. We accept assignments of nonqualified Annuities only.

Unless prohibited by applicable State law, we reserve the right to refuse a proposed change of Owner and/or Beneficiary, and a proposed assignment of the Annuity.

We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪ a company(ies) that issues or manages viatical or structured settlements;

▪  an institutional investment company;

▪  an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪ a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis, and to the extent allowed by State law, and we are not obligated to process your request within any particular timeframe. For New York Annuities, a request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations is effective when signed, and an assignment is effective upon our receipt. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.

Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

Spousal Designations

If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you designate a different Beneficiary. Unless you designate a different Beneficiary, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (“Code”) (or any successor Code section thereto) (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax

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deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to purchase a new Annuity, subject to the rules current at the time of purchase, with the withdrawn funds. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouse. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

Contingent Annuitant

Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled “Spousal Designations” for more information about how the Annuity can be continued by a Custodial Account.

MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a “free look.” Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state’s requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period and may be subject to a market value adjustment if it was allocated to a MVA Fixed Allocation, to the extent allowed by State law. However, where required by law, we will return your Purchase Payment(s), if they are greater than your current Account Value less any federal and state income tax withholding. With respect to Optimum Plus, if you return your Annuity, we will not return any Credits we applied to your Annuity based on your Purchase Payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. purchase payments made while you participate in an asset allocation program will be allocated in accordance with such benefit. Additional purchase payments may be made at any time before the Annuity Date, or prior to the Account Value being reduced to zero. Purchase payments are not permitted if the Annuity is held as a Beneficiary Annuity. Please see the “Living Benefits” section of this prospectus for further information on additional Purchase Payments.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional purchase payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless your Annuity is being held as a Beneficiary Annuity). We call our electronic funds transfer program “The Systematic Investment Plan.” Purchase payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic

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funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic purchase payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

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MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent purchase payments.)

Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more available Sub-accounts or available Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?

We apply a Loyalty Credit to your Annuity’s Account Value at the end of your fifth Annuity Year (“fifth Annuity Anniversary”). With respect to Optimum, for annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 0.50% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to Optimum Four, for annuities issued between June 20, 2005 and February 13, 2006, the Loyalty Credit is equal to 2.25% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For Optimum Four Annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 2.75% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

If the total purchase payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Guaranteed Minimum Withdrawal Benefit, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.

HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?

Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Sub-accounts according to the “hierarchy” described in this paragraph. This hierarchy consists of a priority list of investment options, and the Loyalty Credit is applied based on which of the items below is applicable and in effect when the Loyalty Credit is applied. Thus, if a given item in the priority list is inapplicable to you, we move to the next item. The hierarchy is as follows: (a) if you participate in an asset allocation program (see Appendix C for a description of such programs), in accordance with that program, (b) in accordance with your standing allocation instructions (c) if you participate in the Systematic Investment Plan, in accordance with that Plan, (d) if you participate in an automatic rebalancing program, in accordance with that program (e) in accordance with how your most recent purchase payment was allocated and (f) otherwise in accordance with your instructions, if items (a) through (e) above are not permitted or applicable.

Example of Applying the Loyalty Credit with respect to Optimum.

Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.

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Example of Applying the Loyalty Credit with respect to Optimum Four.

Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of purchase payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

HOW DO I RECEIVE CREDITS UNDER THE OPTIMUM PLUS ANNUITY?

We apply a “Credit” to your Annuity’s Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:

For annuities issued prior to February 13, 2006:

ANNUITY YEAR	CREDIT
1	6.00%
2	5.00%
3	4.00%
4	3.00%
5	2.00%
6	1.00%
7+	0.00%

For annuities issued on or after February 13, 2006 (subject to state availability):

ANNUITY YEAR	CREDIT
1	6.50%
2	5.00%
3	4.00%
4	3.00%
5	2.00%
6	1.00%
7+	0.00%

HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE OPTIMUM PLUS ANNUITY?

Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

Examples of Applying Credits

Initial Purchase Payment

Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 × .065) to your Account Value in the proportion that your Purchase Payment is allocated.

Additional Purchase Payment in Annuity Year 2

Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 × .05) to your Account Value.

Additional Purchase Payment in Annuity Year 6

Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 × .01) to your Account Value.

The amount of any Optimum Plus Credits applied to your Optimum Plus Annuity Account Value can be taken back by Prudential Annuities under certain circumstances:

▪ any Optimum Plus Credits applied to your Account Value on Purchase Payments made within the 12 months before the Owner’s (or Annuitant’s if entity owned) date of death will be taken back (to the extent allowed by state law);

▪ the amount available under the Medically-Related Surrender portion of the Annuity will not include the amount of any Optimum Plus Credits payable on Purchase Payments made within 12 months prior to the date of a request under the Medically-Related Surrender provision; and

▪ if you elect to “free look” your Annuity, the amount returned to you will not include the amount of any Optimum Plus Credits.

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The Account Value may be substantially reduced if Prudential Annuities takes back the Optimum Plus Credit amount under these circumstances. The amount we take back will equal the Optimum Plus Credit amount, without adjustment up or down for investment performance. Therefore, any gain on the Optimum Plus Credit amount will not be taken back. But if there was a loss on the Optimum Plus Credit amount, the amount we take back will still equal the amount of the Optimum Plus Credit amount. We do not deduct a CDSC in any situation where we take back the Optimum Plus Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to Purchase Payments.

General Information about Credits

▪  We do not consider Credits to be “investment in the contract” for income tax purposes.

▪ You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of purchase payments.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?

During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. You may not transfer Account Value to any DCA fixed Allocation. You may only allocate payments to DCA Fixed Allocations.

Currently, we charge $10.00 for each transfer after the twentieth (20th) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program do not count toward the 20 free transfer limit. Renewals or transfers of Account Value from an MVA Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

▪ With respect to each Sub-account (other than the AST Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals; (ii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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▪ We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

There are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction- specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

DO YOU OFFER DOLLAR COST AVERAGING?

Yes. As discussed below, we offer Dollar Cost Averaging programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from the Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program.

You can Dollar Cost Average from Sub-accounts or the Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:

▪ You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.

▪  You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.

▪ Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

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The Dollar Cost Averaging program is not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits.

Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program (“DCA Fixed Allocations”). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers will be effected on the date the DCA Fixed Dollar Allocations is established and each month following until the entire principal amount plus earning is transferred. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional purchase payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account unless restricted due to benefit election. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you elected automatic rebalancing; you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?

Yes. Certain “static asset allocation programs” are provided by LPL Financial Corporation (“LPL”), the firm selling the Annuity. Initially, you may be required to enroll in an available asset allocation program if you purchase one of the Annuities. Additionally, certain optional benefits require your Account Value be maintained in a model in the asset allocation program. These programs are considered static because once you have selected a model portfolio, the Sub-accounts and the percentage of contract value allocated to each Sub-account cannot be changed without your consent and direction. The programs are available at no additional charge. Under these programs, the Sub-account for each asset class in each model portfolio is designated for you. Under the programs, the values in the Sub-accounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. The programs are offered by LPL. We have not designed the models or the program, and we are not responsible for them. Our role is limited to administering the model you select. For more information on the asset allocation programs see the Appendix entitled “Additional Information on the Asset Allocation Programs.”

Asset allocation is a sophisticated method of diversification, which allocates assets among asset classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. No personalized investment advice is provided in connection with the asset allocation programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. LPL reserves the right to terminate or change the programs at any time. We reserve the right to change the way in which we administer the program you have selected with your LPL Financial Professional, and we reserve the right to terminate our administration of the programs. You should consult with your LPL Financial Professional before electing any asset allocation program.

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WHAT IS THE BALANCED INVESTMENT PROGRAM?

We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific “principal amount” (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the “principal amount”. Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment (which may be positive or negative). You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program. This program is not available if your Annuity is held as a Beneficiary Annuity.

Example

Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

* The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?

Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?

Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we may not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of Prudential Annuities.

Please Note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled “ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?” Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed

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of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).

Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?

We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a “Guarantee Period.” Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine, in our sole discretion, the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-888-PRU-2888.

A Guarantee Period for a Fixed Allocation begins:

▪ when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;

▪  upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or

▪ when you “renew” a Fixed Allocation by electing a new Guarantee Period.

To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see “Do You Offer Dollar Cost Averaging?”) or the Balanced Investment Program.

The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

Prudential Annuities offers Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation (“Short-term Fixed Allocations”). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. For some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

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The interest rate we credit for a Fixed Allocation may be subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw Account Value from a MVA Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a “Market Value Adjustment” or “MVA”. Under certain optional benefits (such as GRO and GRO Plus) a formula transfers amounts between the MVA Fixed Allocations and the Permitted Sub-accounts. The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. Any Market Value Adjustment that applies will be subject to our rules for complying with applicable state law.

▪ “Strips” are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.

▪ “Strip Yields” are the yields payable on coupon Strips of United States Treasury securities.

▪ “Option-adjusted Spread” is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.*

MVA Formula

The MVA formula is applied separately to each MVA Fixed Allocation to determine the Account Value of the MVA Fixed Allocation on a particular date. The formula is as follows:

[(1+I) / (1+J+0.0010)]^(N/365)

where:

I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

N is the number of days remaining in the original Guarantee Period.

The denominator of the MVA formula includes a factor, currently equal to 0.0010 or 0.10%. It is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Allocation.

If you surrender your Annuity under the right to cancel provision, the MVA formula is:

[(1 + I)/(1 + J)]^(N/365)

MVA Examples

The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:

▪ You allocate $50,000 into a MVA Fixed Allocation (we refer to this as the “Allocation Date” in these examples) with a Guarantee Period of 5 years (we refer to this as the “Maturity Date” in these examples).

▪ The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).

▪ You make no withdrawals or transfers until you decide to withdraw the entire MVA Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

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Example Of Positive MVA

Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

MVA Factor = [(1+I)/(1+J+0.0010)]^(N/365) = [1.055/1.041]2 /= 1.027078

Interim Value = $57,881.25

Account Value after MVA = Interim Value × MVA Factor = $59,448.56

Example Of Negative MVA

Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

MVA Factor = [(1+I)/(1+J+0.0010)]^(N/365) = [1.055/1.071]2 = 0.970345

Interim Value = $57,881.25

Account Value after MVA = Interim Value × MVA Factor = $56,164.78

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?

The “Maturity Date” for a Fixed Allocation is the last day of the Guarantee Period (note that the discussion in this section of Guarantee Periods is not applicable to the DCA Fixed Allocations and the Benefit Fixed Rate Account). Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation’s Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value of the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

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ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions (“RMD”). You can also surrender your Annuity at any time. Depending on your instructions we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to MVA Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently, as permitted, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES?

During The Accumulation Period

A distribution during the accumulation period is deemed to come first from any “gain” in your Annuity and second as a return of your “tax basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During The Annuitization Period

During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.

CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation period.

▪ To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the “Free Withdrawal” amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your annuity. The minimum Free Withdrawal you may request is $100.

▪ You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

To determine if a CDSC applies to partial withdrawals, we:

1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2.  Next determine what, if any, remaining amounts are withdrawals of purchase payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of purchase payments unless all purchase payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase payments are withdrawn on a first in, first out basis.

3.  Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a “net withdrawal”) or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).

To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

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HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all purchase payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?

Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select (“systematic withdrawals”). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) or 72(q) of the Code or Required Minimum Distributions.

You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

If you do not have an optional benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

If you have a Guaranteed Lifetime Minimum Withdrawal Benefit or the Guaranteed Minimum Withdrawal Benefit (GMWB) and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

▪ Excluding Lifetime Five and GMWB, systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

▪ If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount, Annual Withdrawal Amount (only applicable to Lifetime Five), Protected Annual Withdrawal Amount (only applicable to GMWB) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount or Protected Annual Withdrawal Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

▪ If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, Protected Annual Withdrawal Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further increase the impact on your future guaranteed withdrawal amounts.

▪ For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.

Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal under your living benefit as described above through our Systematic Withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by an applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply

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the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) AND 72(q) OF THE INTERNAL REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as Nonqualified Annuities, the Code may provide a similar exception to the 10% penalty tax under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any MVA Fixed Allocations. To request a program that complies with Section 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See “Tax Considerations” for a further discussion of Required Minimum Distributions.)

Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities. However, no MVA may be assessed on a withdrawal taken to meet RMD requirements applicable to your Annuity.

The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a continued means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

Please see “Highest Daily Lifetime 6 Plus” under the subsection “Required Minimum Distributions” for further information relating to Required Minimum Distributions if you own that benefit.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any MVA Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com ..

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We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). The requirements of such a surrender and waiver may vary by state.

We may apply a Market Value Adjustment to any MVA Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to Optimum Plus, (a) the amount of any Credits applied within 12 months prior to your request to surrender your Annuity under this provision (or as otherwise stipulated by applicable State law); and (b) the amount of any Credits added in conjunction with any Purchase Payments received after our receipt of your request for a Medically-Related Surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back Credits as described above (if allowed by State law).

This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

▪ The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

▪ the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

▪ if the Owner is one or more natural persons, all such Owners must also be alive at such time;

▪ we must receive satisfactory proof of the Annuitant’s confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

▪ no additional Purchase Payments can be made to the Annuity

A “Contingency Event” occurs if the Annuitant is:

▪ first confined in a “Medical Care Facility” while your Annuity is in force and remains confined for at least 90 days in a row; or

▪ first diagnosed as having a “Fatal Illness” while your Annuity is in force.

The definitions of “Medical Care Facility” and “Fatal Illness,” as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This waiver is not available in Massachusetts and New York.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make available annuity options that provide fixed annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available or any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the “Living Benefits” section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information. You must annuitize your entire Account Value; partial annuitizations are not allowed.

You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. You may change your choices before the Annuity Date.

Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Please note, with respect to Optimum Plus, you may not annuitize within the first three Annuity Years and with respect to Optimum and Optimum Four, you may not annuitize within the first Annuity Year.

For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

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Option 1

Payments for Life: Under this option, income is payable periodically until the death of the “Key Life”. The “Key Life” (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the Key Life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor’s death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Key Lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the Key Life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity. If this Annuity is issued as a Qualified Annuity contract and annuity payments begin after age 92, then this Option will be modified to permit a period certain that will end no later than the life expectancy of the annuitant defined under the IRS Required Minimum Distribution tables.

Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

We may make different annuity and settlement options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?

Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

You have a right to choose your Annuity Date provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

For Annuities issued prior to November 20, 2006:

▪  if you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant’s 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and

▪ unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year’s increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

For Annuities issued on or after November 20, 2006:

▪  Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the oldest Owner’s or Annuitant’s 95th birthday, whichever occurs first, and the fifth anniversary of the Issue Date.

▪ If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain

Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined

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solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the Key Life. Otherwise, the rates will differ according to the gender of the Key Life.

Adjustable Annuity Payments

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

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LIVING BENEFITS

DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

Prudential Annuities offers different optional benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under an optional Living Benefit, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:

▪  protecting a principal amount from decreases in value as of specified future dates due to investment performance;

▪ taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;

▪ guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or

▪ providing spousal continuation of certain benefits.

The “living benefits” are as follows:

Guaranteed Return Option Plus II (GRO Plus II)

Highest Daily Guaranteed Return Option II (HD GRO II)

Guaranteed Return Option (GRO)1

Guaranteed Return Option Plus (GRO Plus)1

Guaranteed Return Option Plus 2008 (GRO Plus 2008)1

Highest Daily Guaranteed Return Option (Highest Daily GRO)1

Guaranteed Minimum Withdrawal Benefit (GMWB)1

Guaranteed Minimum Income Benefit (GMIB)1

Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit1

Highest Daily Lifetime Five Income Benefit1

Highest Daily Lifetime Seven Income Benefit1

Spousal Highest Daily Lifetime Seven Income Benefit1

Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit1

Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit1

Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit1

Highest Daily Lifetime 7 Plus Income Benefit1

Spousal Highest Daily Lifetime 7 Plus Income Benefit1

Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit1

Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit1

Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit1

Highest Daily Lifetime 6 Plus Income Benefit1

Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator1

Spousal Highest Daily Lifetime 6 Plus Income Benefit1

(1)  No longer available for new elections.

Here is a general description of each kind of living benefit that exists under this Annuity:

▪  Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or MVA Fixed Allocations, for certain of the benefits). The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.

▪  Guaranteed Minimum Income Benefit or (“GMIB”). As discussed elsewhere in this Prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.

▪ Guaranteed Minimum Withdrawal Benefit or (“GMWB”). This benefit is designed for someone who wants to access an annuity’s value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal over time, even if the value of the annuity itself has declined. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. This benefit is no longer available for new elections.

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▪ Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access an annuity’s value through withdrawals over time, rather than by annuitizing. These benefits differ from GMWB, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will result in a permanent reduction in future guaranteed withdrawal amounts. If you purchased your contract in New York and wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

Finally, please note that certain of these benefits require your participation in a predetermined mathematical formula that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or the general account, for one of the benefits). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.

In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years.

Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. We reserve the right to terminate such benefit if you allocate funds into non-permitted Investment Options. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).

Termination of Existing Benefits and Election of New Benefits

If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

Certain living benefits involve your participation in a pre-determined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

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Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

GUARANTEED RETURN OPTION PLUS II (GRO Plus II)

You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel GRO Plus II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under “Key Feature – Allocation of Account Value”, your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

Under GRO Plus II, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the “base guarantee.” In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may “manually” lock in an enhanced guarantee once per “benefit year” (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count toward the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from “manually” locking-in an enhanced guarantee during the ensuing benefit year. Conversely, the fact that you “manually” locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions (see below “Key Feature – Allocation of Account Value”). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see “How and When Do I Choose The Annuity Payment Option?” for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program. The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2010 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2011 would increase the base guarantee amount to $130,000.

If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

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If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

EXAMPLE

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

▪ The Issue Date is December 1, 2010

▪ The benefit is elected on December 1, 2010

▪  The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000

▪ An enhanced guarantee amount of $300,000 is locked in on December 1, 2011

▪  The Account Value immediately prior to the withdrawal is equal to $300,000

▪ For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

Withdrawal Amount	$ 50,000
Divided by Account Value before withdrawal	$ 300,000
Equals ratio	16.67%
All guarantees will be reduced by the above ratio (16.67%)
Base guarantee amount	$ 166,667
Enhanced guarantee amount	$ 250,000

Key Feature – Allocation of Account Value

We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II. For purposes of this benefit, we refer to those permitted investment options (other than the required bond portfolio Sub-accounts discussed below) as the “Permitted Sub-accounts.”

GRO Plus II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your Rider schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts in certain other scenarios. The formula is set forth in Appendix M of this prospectus, and applies to both (a) GRO Plus II and (b) elections of HD GRO II made prior to July 16, 2010.. A summary description of each AST bond portfolio Sub-account appears within the section entitled “What Are The Investment Objectives and Policies Of The Portfolios?”. You can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the GRO Plus II formula, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-Account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefits). If you have elected GRO Plus II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the predetermined mathematical formula, and thus you may not allocate purchase payments to or make transfers to or from such a Sub-account. Please see the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-

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account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the “current liability” may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.

In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value within the AST bond portfolio Sub-account into the Permitted Sub-accounts in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have elected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

▪ March 19, 2010 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪ March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

▪ On March 20, 2010 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

▪ Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

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Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Account Value and your guarantee amount(s);

▪  The amount of time until the maturity of your guarantee(s);

▪ The amount invested in, and the performance of, the Permitted Sub-accounts;

▪  The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪ The discount rate used to determine the present value of your guarantee(s);

▪  Additional purchase payments, if any, that you make to the Annuity; and

▪ Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with these benefits, and you may not allocate purchase payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect GRO Plus II. However you will lose all guarantees that you had accumulated under those benefits. The base guarantee under GRO Plus II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Account Value upon termination of the benefit.

If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” above for more details). It is possible that over time the formula could transfer some, none, or most of the Account Value to the AST bond portfolio Sub-accounts under GRO Plus II. You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available on a post-issue basis.

Special Considerations under GRO Plus II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪ Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Options section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

▪ Transfers to and from your elected Sub-accounts and an AST bond portfolio Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.

▪ Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪ As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪ We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted

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investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

▪  If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

Charges under the Benefit

We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)

You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under “Key Feature – Allocation of Account Value”, your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000

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maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

EXAMPLE

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

▪ The Issue Date is December 1, 2010

▪ The benefit is elected on December 1, 2010

▪  The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

▪ An additional guarantee amount of $300,000 is locked in on December 1, 2011

▪  The Account Value immediately prior to the withdrawal is equal to $300,000

▪ For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

Withdrawal Amount	$ 50,000
Divided by Account Value before withdrawal	$ 300,000
Equals ratio	16.67%
All guarantees will be reduced by the above ratio (16.67%)
Initial guarantee amount	$ 166,667
Additional guarantee amount	$ 250,000

Key Feature – Allocation of Account Value

We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.

HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix O of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options”. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The

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formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value transfers between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

▪ March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪ March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

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▪ On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

▪ Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Account Value and your guarantee amount(s);

▪  The amount of time until the maturity of your guarantee(s);

▪ The amount invested in, and the performance of, the Permitted Sub-accounts;

▪  The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪ The discount rate used to determine the present value of your guarantee(s);

▪  Additional Purchase Payments, if any, that you make to the Annuity; and

▪ Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” section for more details). It is possible that over time the formula could transfer some,

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most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

Special Considerations under HD GRO II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪  Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

▪ Transfers to and from your elected Sub-accounts and an AST bond portfolio Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.

▪ Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪ As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪ We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

▪  If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

Charges under the Benefit

We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

GUARANTEED RETURN OPTION Plus (GRO Plus)

GRO Plus is no longer available for election.

GRO Plus is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period and any applicable subsequent period as the “maturity date”) and on each anniversary of the maturity date thereafter while the benefit remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the “Protected Principal Value”). The benefit also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your benefit. The enhanced guaranteed amount (called the “Enhanced Protected Principal Value”) guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and MVA Fixed Allocations used to support the Protected Principal Value(s). The benefit may be appropriate if you wish to protect a principal amount against poor Sub-account performance as of a specific date in the future. There is an additional charge if you elected the Guaranteed Return Option Plus benefit.

The guarantees provided by the benefit exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter.

Key Feature – Protected Principal Value/Enhanced Protected Principal Value

The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

▪  Base Guarantee: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the benefit remains in effect, your Account Value will be no less

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than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the benefit remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the base guarantee by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the base guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

▪ Enhanced Guarantee: On any anniversary following commencement of the benefit, you can establish an enhanced guarantee amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of the specified period following the election of the enhanced guarantee (also referred to as its “maturity date”), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an “auto step-up” feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the benefit (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value or Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate the enhanced guarantee any amounts held in the MVA Fixed Allocations for the enhanced guarantee will be liquidated, on the Valuation Day the request is processed, (which may result in a market value adjustment), and such amounts will be transferred according to the rules described in “Termination of the Benefit/Enhanced Guarantee”. Termination of an enhanced guarantee will not result in termination of the base guarantee. If you have elected the enhanced guarantee, on the guarantee’s maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value. Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the “Base Guarantee” and the Enhanced Protected Principal Value is referred to as the “Step-up Guarantee” in the rider we issue for this benefit.

Withdrawals under your Annuity

Withdrawals from your Annuity, while the benefit is in effect, will reduce the base guarantee under the benefit as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent purchase payments and, with respect to Optimum Plus, any Credits applied to such Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the “dollar-for-dollar limit”). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any MVA Fixed Allocations. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment (which may be positive or negative) that would apply.

Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus benefit and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO PlusSM benefit are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under Optimum Plus); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

Example 1. Dollar-For-Dollar Reduction

A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

▪ The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

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▪ The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-For-Dollar and Proportional Reductions

A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪ The base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);

▪ The result is then further reduced by the ratio of A to B, where:

— A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

— B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).

The resulting base guarantee amount is: $237,500 × (1 – $7,500 / $177,500), or $227,464.79.

▪ The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-For-Dollar Limit

A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:

▪ The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).

▪ The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Key Feature – Allocation of Account Value

GRO Plus uses a mathematical formula that we operate to help manage your guarantees through all market cycles. Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a “reallocation trigger”. The formula does this by (a) first identifying each guarantee that is outstanding under GRO Plus (b) then discounting the value of each such guarantee to a present value, based on crediting rates associated with the MVA Fixed Allocations, then (c) identifying the largest of such present values. Then, the formula compares the largest present value to both the Account Value and the value of assets allocated to the Sub-accounts to determine whether a transfer into or out of the MVA Fixed Allocations is required. As detailed in the formula, if that largest present value exceeds the Account Value less a percentage of the Sub-account value, a transfer into the MVA Fixed Allocations will occur. Conversely, if the largest present value is less than the Account Value less a percentage of the Sub-account value, a transfer out of the MVA Fixed Allocations will occur. The formula is set forth in Appendix J.

If your Account Value is greater than or equal to the reallocation trigger, then:

▪  your Account Value in the Sub-accounts will remain allocated according to your most recent instructions; and

▪ if a portion of your Account Value is allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time; and

▪ if all of your Account Value is allocated to a Fixed Allocation, then all or a portion of that amount may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts, according to the following hierarchy: (i) first according to any asset allocation program that you may have in effect (ii) if no such program is in effect, then in accordance with any automatic rebalancing program that you may have in effect and (iii) if neither such program is in effect, then to the AST Money Market Sub-account

▪ a Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. With respect to any amounts held within the MVA Fixed Allocations, we can give no assurance how long the amounts will reside there or if such amounts will transfer out of the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

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Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the MVA Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Account Value (including any Market Value Adjustment) and your Protected Principal Value(s);

▪ The amount of time until the maturity of your guarantee(s);

▪  The amount invested in, and the performance of, the Sub-accounts;

▪ The amount invested in, and interest earned within, the MVA Fixed Allocations;

▪  The current crediting rates associated with MVA Fixed Allocations;

▪ Additional purchase payments, if any, that you make to the Annuity; and

▪  Withdrawals, if any, taken from the Annuity.

Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocations.

You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when an MVA Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to MVA Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive Sub-account performance and/or under circumstances where MVA Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where MVA Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts under the formula differently than each other because of the different guarantees they support.

You should be aware of the following potential ramifications of the formula:

▪  Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.

▪ As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.

▪  Transfers under the formula do not impact your guarantees under GRO Plus that have already been locked-in.

Election of the Benefit

We no longer permit new elections of GRO Plus. If you currently participate in GRO Plus, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus. Please note that if you terminate a living benefit such as GRO Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit/Enhanced Guarantee

You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus benefit entirely, in which case you will lose any existing guarantees.

Upon termination of the benefit or of the enhanced guarantee, any amounts held in the MVA Fixed Allocations related to the guarantee(s) being terminated will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata, based on your Account Value in such Sub-accounts on the day of the transfer, unless we receive other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive prior instructions from you. A Market Value Adjustment will apply.

In general, you may cancel GRO Plus and then elect another living benefit that is available post issue, effective on any Valuation Day after your cancellation of GRO Plus. If you terminate GRO Plus, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the

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benefit, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse’s election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

Special Considerations under the Guaranteed Return Option Plus

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪ Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. No MVA Fixed Allocations could be in effect as of the date that you elect to participate in the benefit. However, the reallocation trigger may transfer Account Value to MVA Fixed Allocations as of the effective date of the benefit under some circumstances.

▪ You cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) or transfer Account Value to or from a MVA Fixed Allocation while participating in the benefit; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) may be allocated by us to MVA Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a MVA Fixed Allocation to a Sub-account.

▪ Transfers from MVA Fixed Allocations made as a result of the allocation mechanism under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.

▪ Transfers from the Sub-accounts to MVA Fixed Allocations or from MVA Fixed Allocations to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪ Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as “investment in the contract” for income tax purposes.

▪ Low interest rates may require allocation to MVA Fixed Allocations even when the current Account Value exceeds the guarantee.

▪ As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to MVA Fixed Allocations.

▪ We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit

We currently deduct a charge equal to 0.25% of the daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

If you elect the Enhanced Guarantee under the benefit, and on the date you elect to step-up, the charges under the program have changed for new purchases, your benefit may be subject to the new charge level. These charges will not exceed the maximum charges shown in the section of the prospectus entitled “Your Optional Benefit Fees and Charges.”

GUARANTEED RETURN OPTION (GRO)®

GRO is no longer available for election.

GRO is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period as the “maturity date”) guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the “Protected Principal Value”).

The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts pursuant to a mathematical formula between the Sub-accounts you choose and the MVA Fixed Allocation used to support the Protected Principal Value. There is an additional charge if you elect the Guaranteed Return Option benefit.

The guarantee provided by the benefit exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the MVA Fixed Allocation to support our future guarantee, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date.

Key Feature – Protected Principal Value

Under the GRO benefit, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected

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Principal Value. A subsequent Purchase Payment increases the amount of the Protected Principal Value by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the Protected Principal Value (as discussed below).

We will notify you of any amounts added to your Annuity under the benefit. If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the “Guaranteed Amount” in the rider we issue for this benefit.

Key Feature – Allocation of Account Value

GRO uses a mathematical formula that we operate to help manage your guarantees through all market cycles. The formula weighs a number of factors, including the current Account Value, the value in the Sub-accounts, the value in the MVA Fixed Allocations, the Protected Principal Value, the expected value of the MVA Fixed Allocations used to support the guarantee, the time remaining until maturity, and the current crediting rates associated with the MVA Fixed Allocations. In essence, and as detailed in the formula, the formula will transfer Account Value into the MVA Fixed Allocations if needed to support an anticipated guarantee. The formula is set forth in Appendix K.

Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a “reallocation trigger”. At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. If your entire Account Value is transferred to the MVA Fixed Allocations, the formula will not transfer amounts out of the MVA Fixed Allocations to the Sub-accounts and the entire Account Value would remain in the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the MVA Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Account Value (including any Market Value Adjustment) and your Protected Principal Value(s);

▪ The amount of time until the maturity of your guarantee(s);

▪  The amount invested in, and the performance of, the Sub-accounts;

▪ The amount invested in, and interest earned within, the MVA Fixed Allocations;

▪  The current crediting rates associated with MVA Fixed Allocations;

▪ Additional purchase payments, if any, that you make to the Annuity; and

▪  Withdrawals, if any, taken from the Annuity.

Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocation.

You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

You should be aware of the following potential ramifications of the formula:

▪ A Market Value Adjustment will apply when we reallocate Account Value from the MVA Fixed Allocation to the Sub-accounts. Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.

▪ As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.

▪  If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

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▪ If your Account Value is greater than or equal to the reallocation trigger, and therefore Account Value must be transferred from the MVA Fixed Allocations to the Sub-accounts, then those amounts will be transferred from the MVA Fixed Allocations and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time. A market value adjustment will apply upon a transfer out of the MVA Fixed Allocations, which may result in an increase or decrease in your Account Value.

Transfers under the formula do not impact your guarantees under GRO that have already been locked-in.

Withdrawals from your Annuity, while the benefit is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken pro rata from the Sub-accounts and any MVA Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and the MVA Fixed Allocations up to growth in the MVA Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. The growth in the MVA Fixed Allocations at any point in time consists of the remaining earnings since the program of systematic withdrawal began. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

Election of the Benefit

We no longer permit new elections of GRO. If you currently participate in GRO, your existing guarantees are unaffected by the fact that we no longer offer GRO. Please note that if you terminate a living benefit such as GRO and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Restart of the Benefit

Once each Annuity Year you may request to restart the Benefit. Such a request is an election by you to terminate the existing Benefit (and all guarantees under the benefit) and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us in advance in accordance with our administrative requirements. If we accept your request, we then terminate the existing Benefit as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Benefit starts at that time. The initial Protected Principal Value for the new Benefit is the Account Value as of the effective date of the new Benefit. Unless you tell us otherwise, the duration of the new Benefit will be the same as that for the existing Benefit. However, if we do not then make that duration available, you must elect from those we make available at that time. For those who elect to restart the benefit, the charge will be assessed according to the current methodology prior to re-starting the benefit – see “Charges Under the Benefit,” below.

As part of terminating the existing Benefit, we transfer any amounts in MVA Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in MVA Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

Termination of the Benefit

The Annuity Owner also can terminate the Guaranteed Return Option benefit. Upon termination, any amounts held in the MVA Fixed Allocations will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you. A Market Value Adjustment will apply.

In general, you may cancel GRO and then elect another living benefit available post issue, effective on any Valuation Day after your cancellation of GRO. If you terminate GRO, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the benefit, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse’s election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

The charge for the Guaranteed Return Option benefit will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Benefit below), we will deduct the final annual charge upon termination of the benefit.

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Special Considerations under the Guaranteed Return Option. This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪  Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. The MVA Fixed Allocation must not have been in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to the MVA Fixed Allocation as of the effective date of the benefit under some circumstances.

▪ Annuity Owners cannot allocate any portion of purchase payments (including any Credits applied to such purchase payments under Optimum Plus) or transfer Account Value to or from the MVA Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments (including any Credits applied to such purchase payments under Optimum Plus) may be allocated by us to the MVA Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.

▪ Transfers from the MVA Fixed Allocation made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA Fixed Allocation.

▪ Transfers from the Sub-accounts to the MVA Fixed Allocation or from the MVA Fixed Allocation to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪ Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as “investment in the contract” for income tax purposes.

▪ Any amounts that we add to your Annuity to support our guarantee under the benefit will be applied to the Sub-accounts pro rata, after first transferring any amounts held in the MVA Fixed Allocations as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program and (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you.

▪ Low interest rates may require allocation to the MVA Fixed Allocation even when the current Account Value exceeds the guarantee.

▪ As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to the MVA Fixed Allocation.

▪ We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit

We deduct a charge equal to 0.25% of the daily net assets of the Sub-accounts for participation in the Guaranteed Return Option benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit.

GUARANTEED RETURN OPTION Plus 2008 (GRO Plus 2008)

GRO Plus 2008 is no longer available for new elections.

Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the “base guarantee.” In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per “benefit year” (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from “manually” locking-in an enhanced guarantee during the ensuing benefit year. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your current allocation instructions. Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see “How and When

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Do I Choose The Annuity Payment Option?” for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceeding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the “Current AST bond portfolio Sub-account” described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (and associated Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the “dollar-for-dollar corridor.”

The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent purchase payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and “excess withdrawals” (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each “benefit year”, withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the “excess withdrawal”) (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount and the dollar for dollar corridor itself. See examples of this calculation below.

Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.

EXAMPLES

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO PlusSM 2008 benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

▪ The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

▪ The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪ the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);

▪ The result is then further reduced by the ratio of A to B, where:

— A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

— B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).

The resulting base guarantee amount is: $237,500 × (1 – $7,500 / $177,500), or $227,464.79.

The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Key Feature – Allocation of Account Value

GRO Plus 2008 uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required formula helps us manage our financial exposure under

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GRO Plus 2008, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the “AST bond portfolios.” The formula described in this section, and which is set forth in Appendix F to this prospectus, applies to both (a) GRO Plus 2008 and (b) elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made prior to July 16, 2010. The formula applicable to elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made after July 16, 2010, is set forth in Appendix N to this prospectus. The cap can be referred to as the “the 90% cap” OR “the 90% cap rule” OR “the 90% cap feature”. A summary description of each AST Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies Of The Portfolios? You can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.

Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond portfolio only by operation of the formula, and thus you may not allocate purchase payments to such a Portfolio. Please see this Prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the Transfer AST Bond Portfolio Sub-account may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.

In general, the formula works as follows (please see Appendix F). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts (the “Bond Portfolios”). Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Bond Portfolios. If your entire Account Value is transferred to the Bond Portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the Bond Portfolios to the Sub-accounts and the entire Account Value would remain in the Bond Portfolios. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Bond Portfolios. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Bond Portfolios, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Portfolios pursuant to the formula depend on various factors unique to your Annuity and are not necessarily

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directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Account Value and your Guarantee Amount(s);

▪  The amount of time until the maturity of your Guarantee(s);

▪ The amount invested in, and the performance of, the Permitted Sub-accounts;

▪  The amount invested in, and the performance of, the Bond Portfolios;

▪ The discount rate used to determine the present value of your Guarantee(s);

▪  Additional purchase payments, if any, that you make to the Annuity; and

▪ Withdrawals, if any, taken from the Annuity.

Any amounts invested in the Bond Portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

The Bond Portfolios are available only with these benefits, and you may not allocate purchase payments and transfer Account Value to or from the Bond Portfolios.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

GRO Plus 2008 is no longer available for new elections. If you currently participate in GRO Plus 2008, your existing guarantees are unaffected by the fact that we generally no longer offer GRO Plus 2008.

You may cancel the GRO Plus 2008 benefit at any time. You also can cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation of GRO Plus 2008, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If you are participating in any asset allocation program or automatic rebalancing program, we will transfer any such Account Value in accordance with that program. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, we will transfer the Account Value held in the AST Bond Portfolio to the AST Money-Market Portfolio. GRO Plus 2008 will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 benefit will no longer be deducted from your Account Value upon termination of the benefit.

If you wish, you may cancel the GRO Plus 2008 benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus 2008 benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio and the Permitted Sub-accounts according to the formula. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefit selected, the AST Investment Grade Bond Portfolio under the newly-elected benefit. You also should be aware that upon cancellation of the GRO Plus 2008 benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus 2008 benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus 2008 benefit provided that the benefit you are looking to elect is available on a post-issue basis.

Special Considerations under GRO Plus 2008

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪ Upon inception of the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

▪ You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.

▪ Transfers between an AST bond portfolio Sub-account and your other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.

▪ Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪ As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

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▪ We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

▪ If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

Charges under the Benefit

We deduct a charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the daily net assets of the Sub-accounts for participation in the GRO Plus 2008 benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of the prospectus entitled “Summary of Contract Fees and Charges.” You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

OPTIONAL 90% CAP FEATURE UNDER GRO PLUS 2008

If you currently own an Annuity and have elected the GRO Plus 2008 benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The mathematical formula appears in Appendix F in this prospectus, and is described below. Only the election of the 90% cap will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account (“90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the

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formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

For example,

▪  March 19, 2010 – a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪  March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

▪ As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

▪ Once there is a transfer out of the Transfer AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following “hierarchy” (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

It is possible that an additional transfer to the Permitted Sub-accounts could occur on the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

Important Considerations When Electing this Feature:

▪ At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

▪ Please be aware that because of the way the 90% cap rule mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

▪ If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

▪ Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing GRO Plus 2008 benefit.

HIGHEST DAILY GUARANTEED RETURN OPTIONSM (HD GROSM)

We no longer permit new elections of Highest Daily GRO.

Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

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The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the “Current AST bond portfolio Sub-account” described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the “dollar-for-dollar corridor.”

We reflect the effect of withdrawals by reference to an amount called the “dollar-for-dollar corridor.” The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each “benefit year” (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the “excess withdrawal”) (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee, and the dollar for dollar corridor itself.

Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

EXAMPLES

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

▪ The initial guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

▪ The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪ the initial guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);

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▪ The result is then further reduced by the ratio of A to B, where:

—  A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

—  B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).

The resulting initial guarantee amount is: $237,500 × (1 – $7,500 / $177,500), or $227,464.79.

▪ The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

The resulting dollar-for-dollar corridor for the next year is $11,373.24 (i.e., 5% of $227,464.79).

The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 × (1 – $7,500 / $177,500), or $11,971.83.

Key Feature – Allocation of Account Value

HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix N of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. In the formula, we use the term “Transfer Account” to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value will transfer between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the

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applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Account Value and your guarantee amount(s);

▪  The amount of time until the maturity of your guarantee(s);

▪ The amount invested in, and the performance of, the Permitted Sub-accounts;

▪  The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪ The discount rate used to determine the present value of your guarantee(s);

▪  Additional Purchase Payments, if any, that you make to the Annuity; and

▪ Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Election/Cancellation of the Benefit

We no longer permit new elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your existing guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of Highest Daily GRO, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If you are participating in any asset allocation program or automatic rebalancing program, we will transfer any such Account Value in accordance with that program. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, we will transfer the Account Value held in the AST Bond Portfolio to the AST Money-Market Portfolio. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit

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you elect or re-elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post-issue basis.

Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

Special Considerations under Highest Daily GRO

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪ Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

▪ You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.

▪ Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.

▪ Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪ As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪ We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

▪ If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

Charges under the Benefit

We deduct an annual charge equal to 0.60% (0.35% for elections prior to May 1, 2009) of the daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this Prospectus entitled “Summary of Contract Fees and Charges.” You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO

If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix N of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the “Projected Future Guarantee” (as described above).

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested

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immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account (“90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

For example,

▪ March 19, 2010 – a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪ March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

▪ As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

▪ Once there is a transfer out of the Transfer AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following “hierarchy” (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

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Important Considerations When Electing this Feature:

▪ At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

▪ Please be aware that because of the way the 90% cap rule mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

▪ If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

The Guaranteed Minimum Withdrawal Benefit is no longer available for new elections.

The Guaranteed Minimum Withdrawal Benefit guarantees your ability to withdraw amounts equal to an initial principal value (called the “Protected Value”), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the benefit – the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the benefit. There is an additional charge if you elect the GMWB benefit; however, the charge may be waived under certain circumstances described below.

Key Feature – Protected Value

The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of Sub-account performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the “Benefit Base” in the rider we issue for this benefit.

The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB benefit. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB benefit, plus any additional purchase payments (plus any Credits applied to such purchase payments under Optimum Plus) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB benefit and the date of your first withdrawal.

▪ If you elect the GMWB benefit at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment (plus any Credits applied to such purchase payments under Optimum Plus).

▪ If we offer the GMWB benefit to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB benefit will be used to determine the initial Protected Value.

▪ If you make additional purchase payments after your first withdrawal, the Protected Value will be increased by the amount of the additional purchase payment (plus any Credits applied to such purchase payments under Optimum Plus).

You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5th anniversary following the first withdrawal under the GMWB benefit. The Protected Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Value, you may do so during the 30-day period prior to your eligibility date or on any Valuation Day thereafter. If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the GMWB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

Key Feature – Protected Annual Withdrawal Amount.

The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a “dollar-for-dollar” basis (the Protected Value is reduced by the actual amount of the withdrawal,

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including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the “Maximum Annual Benefit” in the rider we issue for this benefit.

The GMWB benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.

If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.

▪ Additional purchase payments will increase the Protected Annual Withdrawal Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such purchase payments under Optimum Plus).

▪ If the Protected Annual Withdrawal Amount after an adjustment exceeds the Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

The following examples of dollar-for-dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum Plus); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

Example 1. Dollar-For-Dollar Reduction

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:

▪ The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

▪ The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

Example 2. Dollar-For-Dollar and Proportional Reductions

A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:

▪ The Protected Value is first reduced by the remaining Protected Annual Withdrawal Amount (from $240,000 to $232,500);

▪ The result is then further reduced by the ratio of A to B, where:

—  A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 – $7,500, or $2,500).

— B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 – $7,500, or $212,500).

The resulting Protected Value is: $232,500 × (1 – $2,500 / $212,500), or $229,764.71.

▪ The Protected Annual Withdrawal Amount is also reduced by the ratio of A to B: The resulting Protected Annual Withdrawal Amount is: $17,500 × (1 – $2,500 / $212,500), or $17,294.12;

▪ The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Maximum Annual Benefit

A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:

▪  the Protected Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $229,764.71 to $219,764.71).

▪ the remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

Benefits under GMWB

▪ In addition to any withdrawals you make under the GMWB benefit, Sub-account performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional

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Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.

▪ If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not equal to the Account Value for purposes of the Annuity’s other death benefit options. The GMWB benefit does not increase or decrease the amount otherwise payable under the Annuity’s other death benefit options. Generally, the GMWB benefit would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.

▪  If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB benefit and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

Other Important Considerations

▪ Withdrawals under the GMWB benefit are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.

▪ Withdrawals made while the GMWB benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.

▪ The GMWB benefit does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.

▪ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB benefit. The GMWB benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.

▪  We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

▪ The Basic Death Benefit will terminate if withdrawals taken under the GMWB benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the GMWB benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of the Benefit

The GMWB benefit is no longer available. If you currently participate in GMWB, your existing guarantees are unaffected by the fact that we no longer offer GMWB.

We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB benefit under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.

Termination of the Benefit

The benefit terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB benefit or your Beneficiary elects to receive the amounts payable under the GMWB benefit in lieu of the death benefit) or upon your election to begin receiving annuity payments.

The charge for the GMWB benefit will no longer be deducted from your Account Value upon termination of the benefit.

Please note that if you terminate a living benefit such as GMWB and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

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Charges under the Program

Currently, we deduct a charge equal to 0.35% of the daily net assets of the Sub-accounts per year to purchase the GMWB benefit. The annual charge is deducted daily.

▪ If, during the seven years following the effective date of the benefit, you do not make any withdrawals, and also during the five years after the effective date of the benefit you make no purchase payment, we will thereafter waive the charge for GMWB. If you make a purchase payment after we have instituted that fee waiver (whether that purchase payment is directed to a Sub-account or to a Fixed Allocation), we will resume imposing the GMWB fee (without notifying you of the resumption of the charge). Withdrawals that you take after the fee waiver has been instituted will not result in the re-imposition of the GMWB charge.

▪ If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchasers, your benefit may be subject to the new charge level for the benefit.

Additional Tax Considerations for Qualified Contracts/Arrangements

If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

The Guaranteed Minimum Income Benefit is no longer available for new elections.

The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the “Protected Income Value”) that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.

Key Feature – Protected Income Value

The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the “Protected Value” in the rider we issue for this benefit. The 5% annual growth rate is referred to as the “Roll-Up Percentage” in the rider we issue for this benefit.

The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments (and any Credit that is applied to such purchase payments in the case of Optimum Plus) made after the waiting period begins (“Maximum Protected Income Value”), minus the impact of any withdrawals (as described below in “Impact of Withdrawals on the Protected Income Value”) you make from your Annuity after the waiting period begins.

▪ Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

▪ Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant’s 80th birthday or the 7th anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional purchase payments (and any Credit that is applied to such purchase payments in the case of Optimum Plus). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

▪ Subject to the Maximum Protected Income Value, if you make an additional purchase payment, we will increase the Protected Income Value by the amount of the purchase payment (and any Credit that is applied to such purchase payment in the case of Optimum Plus) and will apply the 5% annual growth rate on the new amount from the date the purchase payment is applied.

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▪ As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

Stepping-Up the Protected Income Value – You may elect to “step-up” or “reset” your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.

▪  A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See “Tax Considerations” section in this prospectus for additional information on IRS requirements.

▪ The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments (and any Credit that is applied to such purchase payments in the case of Optimum Plus), minus the impact of any withdrawals after the date of the step-up.

▪  When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.

▪  If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

▪ A step-up will increase the dollar-for-dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

Impact of Withdrawals on the Protected Income Value – Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a “dollar-for-dollar” basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a “dollar-for-dollar” basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum Plus); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

▪  The Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

▪ The Maximum Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000 from $500,000.00 to $490,000.00).

▪ The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪ The Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);

▪ The result is then further reduced by the ratio of A to B, where:

— A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

— B is the Account Value less the Remaining Limit ($220,000 – $2,500, or $217,500).

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The resulting Protected Income Value is: $239,506.64 X (1 – $7,500 / $217,500), or $231,247.79.

▪ The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 – $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X 0.9655 or $470,689.66).

▪ The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the dollar-for-dollar limit

A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

▪ The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).

▪ The Maximum Protected Income Value is also reduced by the amount withdrawn (i.e., by $10,000 from $470,689.66, to $460,689.66).

▪ The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

Key Feature – GMIB Annuity Payments

You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s or your 95th birthday or whichever is sooner, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s 92nd birthday.

Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as “age setbacks” (use of an age lower than the Annuitant’s actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 – Payments for Life with a Certain Period

Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 – Payments for Joint Lives with a Certain Period

Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

▪ If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

▪ If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

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Other Important Considerations

You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity’s Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

▪ Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.

▪ Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

▪ We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

▪ If you change the Annuitant after the effective date of the GMIB, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB based on his or her age at the time of the change, then the GMIB program will terminate.

▪ Annuity payments made under the GMIB are subject to the same tax treatment as any other annuity payment.

▪ At the time you elect to begin receiving annuity payments under the GMIB or under any other annuity payment option we make available, the protection provided by an Annuity’s basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

Election of the Benefit

The GMIB benefit is no longer available. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

Termination of the Benefit

The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Benefit

Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity’s Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year). No charge applies after the Annuity Date.

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LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

The benefit that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the “Protected Withdrawal Value”), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options – one is designed to provide an annual withdrawal amount for life (the “Life Income Benefit”) and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the “Withdrawal Benefit”). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the purchase payment to your Annuity, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to Optimum Plus, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

▪  If you elected the Lifetime Five benefit at the time you purchased your Annuity, the Account Value would have been your initial Purchase Payment.

▪ If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional purchase payment.

The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).

Step-Up of the Protected Withdrawal Value

You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

If you elected the Lifetime Five benefit on or after March 20, 2006:

▪  you are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five benefit

▪  the Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up

If you elected the Lifetime Five benefit prior to March 20, 2006 and that original election remains in effect:

▪ you are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under the Lifetime Five benefit

▪ the Protected Withdrawal Value can be stepped up again on or after the 5th anniversary of the preceding step-up.

In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your

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benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

If you elected the Lifetime Five benefit on or after March 20, 2006 and have also elected the Auto Step-Up feature:

▪ the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up

▪ your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount

▪ if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

▪ once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up

If you elected the Lifetime Five benefit prior to March 20, 2006 and have also elected the Auto Step-Up feature:

▪ the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up

▪  your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by 5% or more

▪ if at the time of the first Auto Step-Up opportunity, 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

▪ once a step-up occurs, the next Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the most recent step-up

In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

Key Feature – Annual Income Amount under the Life Income Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (and any associated Credit with respect to Optimum Plus). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

Key Feature – Annual Withdrawal Amount under the Withdrawal Benefit

The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount (“Excess Withdrawal”), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase

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payments. The amount of the increase is equal to 7% of any additional purchase payments (and any associated Credit with respect to Optimum Plus). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

▪  If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

▪  If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

Examples of Withdrawal

The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000;. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a)  Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 ×  1.05^(393/365) = $263,484.33

(b) Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c) Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

Example 1. Dollar-For-Dollar reduction

If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪ Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $10,000 = $8,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550

▪ Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.

▪  Annual Income Amount for future Annuity Years remains at $13,250

▪ Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

Example 2. Dollar-For-Dollar and Proportional Reductions

(a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪ Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $15,000 = $3,550

▪  Annual Withdrawal Amount for future Annuity Years remains at $18,550

▪ Remaining Annual Income Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

▪  Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income × Annual Income Amount = $1,750/($263,000 – $13,250) × $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

▪ Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

(b)  If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪ Remaining Annual Withdrawal Amount for current Annuity Year = $0

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Excess of withdrawal over the Annual Withdrawal Amount ($25,000 – $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

▪ Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal × Annual Withdrawal Amount = $6,450/($263,000 – $18,550) × $18,550 = $489

Annual Withdrawal Amount for future Annuity Years = $18,550 – $489 = $18,061

▪  Remaining Annual Income Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Income Amount ($25,000 – $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

▪ Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income × Annual Income Amount = $11,750/($263,000 – $13,250) × $13,250 = $623

Annual Income Amount for future Annuity Years = $13,250 – $623 = $12,627

▪ Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 – $18,550 = $6,450

▪ Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal × Protected Withdrawal Value = $6,450/($263,000 – $18,550) × $246,450 = $6,503. Protected Withdrawal Value = $246,450 – max {$6,450, $6,503} = $239,947

Benefits under the Lifetime Five Benefit

▪ If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.

▪  If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

(1)  apply your Account Value to any annuity option available; or

(2)  request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant’s death; or

(3) request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant’s death or the date the Protected Withdrawal Value is depleted.

We must receive your request in a form acceptable to us at our office.

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▪  In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)  the Account Value.

▪ If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

▪ Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.

▪ Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

▪ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

▪ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪ In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

▪ You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪  The Basic Death Benefit will terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

▪ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

Election of the Benefit

We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided, the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Any such benefit may be more expensive.

Termination of the Benefit

The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the benefit for new elections or re-elections at any time in the future.

The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

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Additional Tax Considerations

If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)

The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five program was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

The benefit guarantees until the later death of two natural persons that are each other’s spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the “Designated Lives”, each a “Designated Life”) the ability to withdraw an annual amount (“Spousal Life Income Benefit”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).

Key Feature – Initial Protected withdrawal Value

The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to Optimum Plus, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).

▪ For existing Owners who are electing the Spousal Lifetime Five benefit, the Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

Key Feature – Annual Income Amount under the Spousal Life Income Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

Step-Up of Annual Income Amount

You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of

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the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to Optimum Plus). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

Examples of Withdrawals and Step-Up

The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume:

1)  the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2) an initial Purchase Payment of $250,000; 3) the Account Value on February 1, 2006 is equal to $265,000; 4) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 × 1.05^(393/365) = $263,484.33

(b)  Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c)  Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

Example 1. Dollar-For-Dollar Reduction

If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:

▪ Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250

▪  Annual Income Amount for future Annuity Years remains at $13,250

Example 2. Dollar-For-Dollar and Proportional Reductions

(a)  If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:

▪ Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

▪ Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income × Annual Income Amount = $1,750 / ($263,000 – $13,250) × $13,250 = $93

▪ Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

Example 3. Step-Up of the Annual Income Amount

If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

Benefits Under the Spousal Lifetime Five Benefit

To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the

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remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

▪ If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)  apply your Account Value to any annuity option available; or

(2)  request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

We must receive your request in a form acceptable to us at our office.

▪  In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

▪ If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

▪ Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

▪ Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

▪ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪ In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

▪ There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.

▪ In order for the Surviving Designated Life to continue the Spousal Lifetime Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See “Spousal Designations” and “Spousal – Assumption of Annuity” in this Prospectus.

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▪ You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪  The Basic Death Benefit will terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit elections of Spousal Lifetime Five – whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time.

Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪ One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or

▪ Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or

▪  One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a) if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Termination of the Benefit

The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. You may terminate the benefit at any time by notifying us. Please note that if you terminate a living benefit such as Spousal Lifetime Five and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

Additional Tax Considerations

If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

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HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)

Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments for Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

The Highest Daily Lifetime Five benefit is no longer being offered for new elections. The income benefit under Highest Daily Lifetime Five is based on a single “designated life” who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

The benefit guarantees that until the death of the single designated life the ability to withdraw an annual amount (the “Total Annual Income Amount”) equal to a percentage of an initial principal value (the “Total Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix D to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

Key Feature – Total Protected Withdrawal Value

The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the “Current Valuation Day”), the Protected Withdrawal Value is equal to the greater of:

▪ the Protected Withdrawal Value for the immediately preceding Valuation Day (the “Prior Valuation Day”), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and

▪ the Account Value.

If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the “Tenth Anniversary”), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

(a)  200% of the Account Value on the date you elected Highest Daily Lifetime Five;

(b)  200% of all purchase payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and

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(c) 100% of all purchase payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while “excess” withdrawals (as described below) may decrease the Total Annual Income Amount.

Key Feature – Total Annual Income Amount under the Highest Daily Lifetime Five Benefit

The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.

Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount (“Excess Income”), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

Any Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

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Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:

▪ The Issue Date is December 1, 2006

▪ The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

Dollar-For-Dollar Reductions

On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount – $6,000 less $2,500 = $3,500.

Proportional Reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

Here is the calculation:

Account Value before withdrawal	$ 110,000.00
Less amount of “non” excess withdrawal	$ 3,500.00
Account Value immediately before excess withdrawal of $1,500	$ 106,500.00
Excess withdrawal amount	$ 1,500.00
Divided by Account Value immediately before excess withdrawal	$ 106,500.00
Ratio	1.41%
Total Annual Income Amount	$ 6,000.00
Less ratio of 1.41%	$ 84.51
Total Annual Income Amount for future Annuity Years	$ 5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credit with respect to Optimum Plus).

Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and purchase payments)**	Adjusted Total Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2007	$118,000.00	$118,000.00	$5,900.00
August 6, 2007	$110,000.00	$112,885.55	$5,644.28
September 1, 2007	$112,000.00	$112,885.55	$5,644.28
December 1, 2007	$119,000.00	$119,000.00	$5,950.00

* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**  In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪ The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪  This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly

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anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

Benefits under the Highest Daily Lifetime Five Benefit

▪ To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

▪ If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)  apply your Account Value to any Annuity option available; or

(2)  request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

▪ In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1) the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)  the Account Value.

▪ If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪ Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

Other Important Considerations

▪ Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

▪ Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

▪ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

▪ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪ Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. However, the formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.

▪ You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.

▪ Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪ In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-

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allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

▪ The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.

▪  The basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a) your Account Value on the day that you elected Highest Daily Lifetime Five; and

(b) the sum of each Purchase Payment you made (including any Credits with respect to Optimum Plus) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have

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elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Mathematical Formula Component of Highest Daily Lifetime Five

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the “Benefit Fixed Rate Account”). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix D to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected, the ratios we use will be fixed.

While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

Depending on the results of the formula calculation we may, on any day:

▪  Not make any transfer between the Permitted Sub-accounts and the Benefit Fixed Rate Account; or

▪ If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or

▪ Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the

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Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.

Each market cycle is unique, therefore the performance of your Sub-accounts and the Benefit Fixed Rate Account, and their impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Account Value and your Total Protected Withdrawal Value;

▪  The amount of time Highest Daily Lifetime Five has been in effect on your Annuity;

▪ The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;

▪ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪ Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.

Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a nonqualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

Optional 90% Cap Feature for the Formula Under Highest Daily Lifetime Five.

If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix D. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to

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the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.

Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account (“90% cap” or “90% cap rule”). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:

▪ March 19, 2009 – a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.

▪ March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪ As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).

▪ Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

Please be aware that after the initial transfer out of the Benefit Fixed Rate Account upon election of the 90% cap, there is no assurance that future transfers out will occur, or the amount of such future transfers, as a result of the election of the 90% cap. These transfers will be determined by the mathematical formula and depend on a number of factors unique to your Annuity.

Important Considerations When Electing the New Formula:

▪ At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.

▪ Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.

▪ Because the charge for Highest Daily Lifetime Five is assessed against the daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.

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▪ If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD7)

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.

Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single “designated life” who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. Highest Daily Lifetime Seven is only available in those states that have not yet approved Highest Daily Lifetime 7 Plus. We no longer permit new elections of Highest Daily Lifetime Seven.

Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix G to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit , the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)  the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)  the Account Value.

If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(1)  the Account Value; or

(2)  the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)  the Account Value; or

(2)  the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or

(3)  the sum of:

(a)  200% of the Account Value on the effective date of the benefit;

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(b) 200% of all adjusted purchase payments made within one year after the effective date of the benefit; and

(c)  all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.

An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income

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Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

▪ The Issue Date is December 1, 2007

▪ The Highest Daily Lifetime Seven benefit is elected on March 5, 2008

▪  The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

Dollar-for-dollar reductions

On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount – $6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before withdrawal	$ 110,000.00
Less amount of “non” excess withdrawal	$ 3,500.00
Account Value immediately before excess withdrawal of $1,500	$ 106,500.00
Excess withdrawal amount	$ 1,500.00
Divided by Account Value immediately before excess withdrawal	$ 106,500.00
Ratio	1.41%
Annual Income Amount	$ 6,000.00
Less ratio of 1.41%	$ 84.51
Annual Income Amount for future Annuity Years	$ 5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account Value	Highest Quarterly Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

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* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**  In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪ The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪  This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

▪  The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

Benefits Under The Highest Daily Lifetime Seven Benefit

▪ To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

▪ If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)  apply your Account Value to any Annuity option available; or

(2)  request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)  the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)  the Account Value.

▪ If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪ Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

▪ Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

▪ Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

▪ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

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▪ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪ Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.

▪ You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the Prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪ Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪  You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

▪ The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪ The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit new elections of Highest Daily Lifetime Seven.

For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

If you wish, you may cancel any Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.

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Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)  your Account Value on the day that you elected Highest Daily Lifetime Seven; and

b)  the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

Mathematical Formula Component of Highest Daily Lifetime Seven

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix G to this prospectus.

Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

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As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

▪  Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

▪ If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪ Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Account Value and your Protected Withdrawal Value;

▪ The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;

▪  The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪ Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may

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transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

Highest Daily Lifetime Seven with Beneficiary Income OptionSM

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven with Beneficiary Income Option.

There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or (“BIO”). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO Benefit and will begin new guarantees under the newly elected benefit.

If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount—such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

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Here is an example to illustrate how the death benefit may be paid:

▪ Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

▪  Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary’s 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value).

The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election and Designations under the Benefit” section, above.

Highest Daily Lifetime Seven with Lifetime Income AcceleratorSM

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven with Lifetime Income Accelerator.

There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator (“Highest Daily Lifetime Seven with LIA”). We no longer permit new elections of Highest Daily Lifetime Seven with LIA. If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA currently is based on a single “designated life” who was between the ages of 55 and 75 on the date that the benefit was elected. If you terminate your Highest Daily Lifetime Seven Benefit with LIA to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven Benefit with LIA and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.

Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value (“PWV”) annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.

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Eligibility Requirements for LIA Amount. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements (“LIA conditions”) must be met. It is not necessary to meet both conditions:

(1)  The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2) The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.  Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii. Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.  Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv. Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.  Transferring: Moving into or out of a bed, chair or wheelchair.

vi.   Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.

Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

LIA amount at the First Withdrawal. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA amount after the First Withdrawal. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

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Withdrawals In Excess of the LIA amount. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are permitted.

Annuity Options. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10th benefit anniversary this option is not available.

We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

Optional 90% Cap Feature for Formula for Highest Daily Lifetime Seven

If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature (subject to state approval) which utilizes a new mathematical formula. The new formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix G. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% cap Rule”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the

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performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

▪ March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪  March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪ As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

▪ Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix G will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.

Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Important Consideration When Electing the New Formula:

▪ At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪ Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪ If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

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SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven Income benefit.

Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime. Seven Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment Options section of this prospectus.

The benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit and at the first death of one of them (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix G to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit , the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)  the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)  the Account Value.

If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(a)  the Account Value; or

(b)  the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)  the Account Value; or

(2)  the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or

(3)  the sum of:

(a)  200% of the Account Value on the effective date of the benefit;

(b)  200% of all adjusted purchase payments made within one year after the effective date of the benefit; and

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(c) all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional purchase payments to Annuities with the Spousal Highest Daily Lifetime Seven benefit.

An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

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The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

▪ The Issue Date is December 1, 2007

▪ The Spousal Highest Daily Lifetime Seven benefit is elected on March 5, 2008.

▪  The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

Dollar-for-dollar reductions

On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount – $6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before withdrawal	$ 110,000.00
Less amount of “non” excess withdrawal	$ 3,500.00
Account Value immediately before excess withdrawal of $1,500	$ 106,500.00
Excess withdrawal amount	$ 1,500.00
Divided by Account Value immediately before excess withdrawal	$ 106,500.00
Ratio	1.41%
Annual Income Amount	$ 6,000.00
Less ratio of 1.41%	$ 84.51
Annual Income Amount for future Annuity Years	$ 5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

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Date*	Account Value	Highest Quarterly Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)

Date*	Account Value	Highest Quarterly Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**  In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪ The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪  This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

Benefits Under The Spousal Highest Daily Lifetime Seven Benefit

▪ To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

▪ If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)  apply your Account Value to any Annuity option available; or

(2)  request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount.

We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

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▪ If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪ Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday, will be treated as annuity payments.

Other Important Considerations

▪  Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

▪  Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

▪ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪ Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.

▪ You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪ Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪  You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

▪ The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪ The Basic Death Benefit will terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit new elections of Spousal Highest Daily Lifetime Seven Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪  One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or

▪ Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or

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▪ One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such benefit may be more expensive.

Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and

b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

Mathematical Formula Component of Spousal Highest Daily Lifetime Seven

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a

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requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix G to this prospectus.

Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

▪  Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

▪ If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪ Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the

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Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Account Value and your Protected Withdrawal Value;

▪  The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;

▪ The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪ Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

Spousal Highest Daily Lifetime Seven with Beneficiary Income OptionSM

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option.

There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have chosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit (“BIO”). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven benefit with BIO to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit with BIO, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.

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If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

Here is an example to illustrate how the death benefit may be paid:

▪ Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

▪  Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary’s 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value).

The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section, above.

Optional 90% Cap Feature for Spousal Highest Daily Lifetime Seven

If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the “Transfer Calculation” portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix G of this prospectus (page G-4). As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to

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our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% Cap Rule”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

▪ March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪  March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪ As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

▪ Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in appendix G will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.

Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Important Consideration When Electing The New Formula:

▪ At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

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▪ Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪ If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 Plus)

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.

Highest Daily Lifetime 7 Plus is no longer offered for new elections. If you elected Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect any available living benefit, subject to our current rules. See “Election of and Designations under the Benefit” and “Termination of Existing Benefits and Election of New Benefits” below for details. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus is based on a single “designated life” who is at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section in this prospectus.

Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2) the Account Value.

If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

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(2) the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a)  200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;

(b) 200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and

(c) all adjusted purchase payments made after one year following the effective date of the benefit.

If you elect Highest Daily Lifetime 7 Plus with Beneficiary Income Option (“BIO”) (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit (“Tenth Anniversary”). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date.

On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

Return of Principal Guarantee

If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)  your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45-less than 59 1/2, 5% for ages 591/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

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Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45-less than 59 1/2, 5% for ages 591/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45-less than 59 1/2, 5% for ages 591/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

▪ The Issue Date is December 1, 2008

▪ The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪  The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the

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remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Less amount of “non” excess withdrawal	$ 3,500.00
Account Value immediately before excess withdrawal of $1,500	$ 114,500.00
Excess withdrawal amount	$ 1,500.00
Divided by Account Value immediately before excess withdrawal	$ 114,500.00
Ratio	1.31%
Annual Income Amount	$ 6,000.00
Less ratio of 1.31%	$ 78.60
Annual Income Amount for future Annuity Years	$ 5,921.40

Example of highest daily auto step-up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪  The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

▪ This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪ The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

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Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

▪ The Issue Date is December 1, 2008

▪ The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪  The Account Value at benefit election was $105,000

▪ The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

▪ No previous withdrawals have been taken under the Highest Daily Lifetime 7 Plus benefit.

On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by	$ 15,000
Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375
10 th benefit year Return of Principal	$ 91,875
10 th benefit year Minimum Periodic Value	$ 183,750
20 th benefit year Minimum Periodic Value	$ 367,500
25 th benefit year Minimum Periodic Value	$ 551,250

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose

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to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

Example – required minimum distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Benefits Under Highest Daily Lifetime 7 Plus

▪ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.

▪ If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)  apply your Account Value to any Annuity option available; or

(2)  request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

▪ In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)  the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)  the Account Value.

▪ If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

▪ Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

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▪ Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

▪  Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity.

▪ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪ Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

▪ You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪ Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪  You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

▪ The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪ The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Please note that if you terminate a living benefit such as Highest Daily Lifetime 7 Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

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Termination of the Benefit

You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:

(i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.

Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”.

An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-Account”). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix H.

Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant’s attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the permitted sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

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If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

▪ March 19, 2009 – a transfer is made to the AST Investment Grade Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪  March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪ On March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).

▪ Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a)  The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or

b)  An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪  Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

▪ If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪ Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes

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on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Account Value and your Protected Withdrawal Value;

▪  The amount of time Highest Daily Lifetime 7 Plus has been in effect on your Annuity;

▪ The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect) and;

▪ Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

Highest Daily Lifetime 7 Plus with Beneficiary Income OptionSM

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus with Beneficiary Income Option.

We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we

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will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit could be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.

If you elected this death benefit, you could not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant was no older than age 75 at the time of election and met the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

Here is an example to illustrate how the death benefit may be paid:

▪ Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

▪  Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary’s 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section above.

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Highest Daily Lifetime 7 Plus with Lifetime Income AcceleratorSM

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator.

In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator (“Highest Daily Lifetime 7 Plus with LIA”). You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you could elect the LIA benefit at the time you elect Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elected any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA was based on a single “designated life” who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.

Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1) The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)  The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.  Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii. Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.  Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v. Transferring: Moving into or out of a bed, chair or wheelchair.

vi. Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to,

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documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.

Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

LIA amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

Withdrawals In Excess of the LIA amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue

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to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are permitted.

Annuity Options. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

If you elected Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 Plus)

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.

Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See “Termination of Existing Benefits and Election New Benefits”. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section in this prospectus.

We previously offered a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit and at the first death of one of them (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives (“Lifetime Withdrawals”) provided you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit—the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first

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Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)  the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)  the Account Value.

If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a) 200% (on the 10 th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;

(b) 200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and

(c) All adjusted purchase payments made after one year following the effective date of the benefit.

If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (“BIO”) (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit (“Tenth Anniversary”). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date.

On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

Return of Principal Guarantee

If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)  your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 – less than 59 1/2, 5% for ages 59 1/2 – 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

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Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 – less than 59 1/2, 5% for ages 59 1/2 – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 – less than 59 1/2, 5% for ages 59 1/2 – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce

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your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

▪ The Issue Date is December 1, 2008

▪ The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪  The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Less amount of “non” excess withdrawal	$ 3,500.00
Account Value immediately before excess withdrawal of $1,500	$ 114,500.00
Excess withdrawal amount	$ 1,500.00
Divided by Account Value immediately before excess withdrawal	$ 114,500.00
Ratio	1.31%
Annual Income Amount	$ 6,000.00
Less ratio of 1.31%	$ 78.60
Annual Income Amount for future Annuity Years	$ 5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

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Date*	Account value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)

Date*	Account value	Highest Daily Value (adjusted with withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$ 119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$ 113,986.95	$5,699.35
November 30, 2009	$113,000.00	$ 113,986.95	$5,699.35
December 01, 2009	$119,000.00	$ 119,000.00	$5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪  The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

▪ This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪ The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

▪ The Issue Date is December 1, 2008

▪ The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪  The Account Value at benefit election was $105,000

▪ The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

▪ No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 7 Plus benefit.

On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated

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with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by	$ 15,000
Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375
10 th benefit year Return of Principal	$ 91,875
10 th benefit year Minimum Periodic Value	$ 183,750
20 th benefit year Minimum Periodic Value	$ 367,500
25 th benefit year Minimum Periodic Value	$ 551,250

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

Example – required minimum distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Benefits Under Spousal Highest Daily Lifetime 7 Plus

▪ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent

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Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.

▪  If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)  apply your Account Value to any Annuity option available; or

(2)  request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

▪ If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

▪ Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

▪  Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

▪ Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity.

▪ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪ Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

▪ You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪ Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime 7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪ You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

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▪  The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪ The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit new elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪ One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

▪ Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

▪ One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See “Termination of Existing Benefits and Election of New Benefits” below for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.

Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

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How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See “How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in this Prospectus for information regarding this component of the benefit.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income OptionSM

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option.

We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus is no longer available for new elections. You may choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts, including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value (less any credits associated with purchase payments applied within 12 months prior to the date of death), and (c) the Annual

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Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified Annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

Here is an example to illustrate how the death benefit may be paid:

▪ Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

▪ Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary’s 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section.

HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 Plus)

Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section.

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Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under the Highest Daily Lifetime 6 Plus benefit.

Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)  the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)  the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)  the Periodic Value described above or,

(2)  the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a)  200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

(b)  200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and

(c)  all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 591/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the

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withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 591/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 591/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

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Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪ The Issue Date is December 1, 2008

▪ The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪  The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Less amount of “non” excess withdrawal	$ 3,500.00
Account Value immediately before excess withdrawal of $1,500	$ 114,500.00
Excess withdrawal amount	$ 1,500.00
Divided by Account Value immediately before excess withdrawal	$ 114,500.00
Ratio	1.31%
Annual Income Amount	$ 6,000.00
Less ratio of 1.31%	$ 78.60
Annual Income Amount for future Annuity Years	$ 5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪  The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

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▪ This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪ The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

▪ The Issue Date is December 1, 2008

▪ The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪  The Account Value at benefit election was $105,000

▪ The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

▪ No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount divided by	$ 15,000
Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375
10 th benefit year Minimum Periodic Value	$ 183,750
20 th benefit year Minimum Periodic Value	$ 367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available

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in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example – Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Highest Daily Lifetime 6 Plus

If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:

▪ the basic death benefit under the Annuity; and

▪ the amount of any optional death benefit you may have elected and remains in effect; and

▪ (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an Annuity granted within 12 months prior to death.

Please note that the Death Benefit under Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. This Death Benefit may not be available in all States.

Benefits Under Highest Daily Lifetime 6 Plus

▪ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as

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described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under “Death Benefit Component of Highest Daily Lifetime 6 Plus”) will also be reduced to zero and the Death Benefit will not be payable.

▪ Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

▪ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)  apply your Account Value to any annuity option available; or

(2)  request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

▪ In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)  the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)  the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that a Death Benefit (as described above) is not payable if annuity payments are being made at the time of the decedent’s death.

Other Important Considerations

▪ Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

▪ Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account).

▪ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

▪ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪ You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪ Transfers to and from the Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪  You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪ Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you

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to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

▪  If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

▪ The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

▪ The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 × .2125%).

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of

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annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit” above.

Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program or Automatic Rebalancing Program for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

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If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

▪ September 4, 2012 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪ September 5, 2012 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.

▪ On September 5, 2012 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

▪ Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a)  The total value of all your Account Value in the Bond Sub-account, or

b)  An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪ Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪  If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪ Transfer a portion of your Account Value in the Permitted Sub-accounts.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪ The difference between your Account Value and your Protected Withdrawal Value;

▪  The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;

▪ The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪ Any withdrawals you take from your Annuity (while the benefit is in effect).

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At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator

Effective September 14, 2012, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator.

We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator (“Highest Daily Lifetime 6 Plus with LIA”). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval.Highest Daily Lifetime 6 Plus with LIA is not available in New York and certain other states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single “designated life” who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.

Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

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If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 × .30%)

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)  The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2) The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.  Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii. Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.  Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv. Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.  Transferring: Moving into or out of a bed, chair or wheelchair.

vi.  Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.

Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first

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reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

LIA Amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA Amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.

Withdrawals In Excess of the LIA Amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 – less than 59 1/2; 5% for ages 591/2-79; and 6% for ages 80 and older) to the purchase payment (including any associated purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment (including any associated purchase Credits).

If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Step-Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as

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described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 6 Plus with LIA terminates, and no additional payments are permitted. A Death Benefit under Highest Daily Lifetime 6 Plus with LIA is not payable if guarantee payments are being made at the time of the decedent’s death.

Annuity Options. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date (“Tenth Anniversary”), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent’s death.

If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

Death Benefit Component of Highest Daily Lifetime 6 Plus with LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 Plus)

Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section.

We offer a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit and at the first death of one of them (the “designated lives”, and each, a “designated life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives (“Lifetime Withdrawals”) provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount

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would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under Spousal Highest Daily Lifetime 6 Plus.

Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)  the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)  the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

(b)  200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and

(c)  all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and

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including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

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Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪ The Issue Date is December 1, 2008

▪ The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪  The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions.

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Less amount of “non” excess withdrawal	$ 3,500.00
Account Value immediately before excess withdrawal of $1,500	$ 114,500.00
Excess withdrawal amount	$ 1,500.00
Divided by Account Value immediately before excess withdrawal	$ 114,500.00
Ratio	1.31%
Annual Income Amount	$ 6,000.00
Less ratio of 1.31%	$ 78.60
Annual Income Amount for future Annuity Years	$ 5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$ 119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$ 113,986.95	$5,699.35
November 30, 2009	$113,000.00	$ 113,986.95	$5,699.35
December 01, 2009	$119,000.00	$ 119,000.00	$5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

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** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪  The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

▪ This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪ The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

▪ The Issue Date is December 1, 2008

▪ The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪  The Account Value at benefit election was $105,000

▪ The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

▪ No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount divided by	$ 15,000
Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375
10th benefit year Minimum Periodic Value	$ 183,750
20th benefit year Minimum Periodic Value	$ 367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available

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in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example – Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus.

If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:

▪ the basic death benefit under the Annuity; and

▪ the amount of any optional death benefit you may have elected and remains in effect; and

▪ a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an Annuity granted within 12 months prior to death.

Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

Please note that the Death Benefit under Spousal Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. This Death Benefit may not be available in all States.

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Benefits Under Spousal Highest Daily Lifetime 6 Plus

▪  To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.

▪ Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

▪ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)  apply your Account Value to any annuity option available; or

(2)  request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

▪ In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)  the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)  the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that the Death Benefit (described above) is not payable if annuity payments are being made at the time of the decedent’s death.

Other Important Considerations

▪ Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

▪ Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account).

▪ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

▪ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

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▪ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪ You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪ Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪  Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

▪ If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

▪ The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

▪ The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 × .2375%)

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪ One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

▪ Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

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▪ One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or

(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.

Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, or Automatic Rebalancing Program for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. See “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note

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that if you participate in Spousal Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

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DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant’s death, if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant’s death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the “decedent.”

BASIC DEATH BENEFIT

Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to Optimum Plus, under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your purchase payments. (See “How are Credits Applied to My Account Value”.) Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.

For Optimum, Optimum Four and Optimum Plus Annuities, the existing basic Death Benefit (for all decedent ages) is the greater of:

▪  The sum of all purchase payments (not including any Credits) less the sum of all proportional withdrawals and

▪  The sum of your Account Value in the Sub-accounts, the Benefit Fixed Rate Account and your Interim Value in the MVA Fixed Allocations (less the amount of any Credits applied within 12-months prior to the date of death, with respect to Optimum Plus, if allowed by applicable State law).

“Proportional withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.

Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, or Spousal Highest Daily Lifetime 7 Plus or the BIO feature of Highest Daily Lifetime Seven or Highest Daily Lifetime 7 Plus, you are not permitted to elect an optional Death Benefit. With respect to Optimum Plus, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Credits applied to your Purchase Payments.

Investment Restrictions may apply if you elect certain optional death benefits.

Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced Beneficiary Protection Optional Death Benefit is no longer available for new elections. It provides additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances,

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including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

The Enhanced Beneficiary Protection Optional Death Benefit provided a benefit payable in addition to the basic Death Benefit and certain other optional death benefits you may elect in conjunction with this benefit. If the Annuity has one Owner, the Owner had to be age 75 or less at the time the benefit is purchased. If an Annuity has joint Owners, the oldest Owner had to be age 75 or less. If an Annuity is owned by an entity, the Annuitant had to be age 75 or less.

Calculation Of Enhanced Beneficiary Protection Optional Death Benefit

If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.  the basic Death Benefit described above;

    PLUS

2.  40% of your “Growth” under an Annuity, as defined below.

“Growth” means the sum of your Account Value in the Sub-accounts and your Interim Value in the MVA Fixed Allocations, minus the total of all Purchase Payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to Optimum Plus) reduced by the sum of all proportional withdrawals.

“Proportional withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments.

The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all purchase payments applied to an Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

The Enhanced Beneficiary Protection Optional Death Benefit was offered in those jurisdictions where we received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. Please refer to the section entitled “Tax Considerations” for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit was not available if you elect the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit or the Spousal Lifetime Five Income Benefit, Spousal Highest Daily Lifetime Seven or Highest Daily Lifetime Seven with BIO.

See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit (“HAV”)

If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less. Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

Calculation of Highest Anniversary Value Death Benefit

The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1. the basic Death Benefit described above; and

2. the Highest Anniversary Value as of the Owner’s date of death.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1. the basic Death Benefit described above; and

2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of Optimum Plus or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

The amount determined by this calculation is increased by any purchase payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.

The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions

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once approved. The Highest Anniversary Value Death Benefit is not available if you have elected “Combination 5% Roll-up and Highest Anniversary Value” or the “Highest Daily Value” Death Benefit. It is also not available with Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven or Spousal Highest Daily Lifetime 7 Plus.

Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner’s age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit

If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

Certain Portfolios offered as Sub-accounts under an Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit

The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.  the basic Death Benefit described above; and

2.  the Highest Anniversary Value Death Benefit described above; and

3.  5% Roll-up described below.

The  calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

▪  all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of Optimum Plus or as otherwise provided for under applicable State law) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner’s date of death;

    MINUS

▪  the sum of all withdrawals, dollar for dollar up to 5% of the Roll-up value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

▪ the 5% Roll-up value as of the Death Benefit Target Date increased by total purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of Optimum Plus) made after the Death Benefit Target Date;

    MINUS

▪  the sum of all withdrawals which reduce the 5% Roll-up proportionally.

In the case of Optimum Plus, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances if allowed under applicable State law. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner’s age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The “Combination 5% Roll-up and Highest Anniversary

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Value” Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime 7 Plus or any benefit with BIO.

See Appendix B for examples of how the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit is calculated.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

▪ The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

▪ The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

▪ The Highest Anniversary Value equals the highest of all previous “Anniversary Values” less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law) since such anniversary.

▪ The Anniversary Value is the Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your purchase payment. (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law).

▪  Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

Highest Daily Value Death Benefit (“HDV”)

The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less and death of the Owner refers to the death of the Annuitant.

If you elected this benefit, you must allocate your Account Value in accordance with the permitted and available option(s) with this benefit. You are required to enroll and maintain your Account Value in the asset allocation program if you elected this benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement would apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.  the basic Death Benefit described above (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law); and

2.  the HDV as of the Owner’s date of death.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1. the basic Death Benefit described above; and

2. the HDV on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

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The amount determined by this calculation is increased by any purchase payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.

The Highest Daily Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. The Highest Daily Value Death Benefit is not available if you elected the Guaranteed Return Option, Guaranteed Return Option Plus, Guaranteed Return Option Plus 2008, Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 Plus benefits, the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit, or the Highest Anniversary Value Death Benefit.

Key Terms Used with the Highest Daily Value Death Benefit:

▪  The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

▪ The Highest Daily Value equals the highest of all previous “Daily Values” less proportional withdrawals since such date and plus any purchase payments (plus associated Credits in the case of Optimum Plus applied more than twelve (12) months prior to the date of death or as otherwise provided for under applicable State law) since such date.

▪ The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law).

▪ Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

Annuities with Joint Owners

For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is a Beneficiary Annuity).

Annuities Owned by Entities

For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable). Where a contract is structured so that it is owned by a grantor trust, but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.

Can I Terminate the Optional Death Benefits? Do the Optional Death Benefits Terminate under other Circumstances?

You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The “Combination 5% Roll-up and HAV Death Benefit” and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected one of either the Highest Anniversary Value or the Combination 5% Roll-up and HAV Death Benefits and, in addition, are taking withdrawals under a guaranteed minimum withdrawal or a lifetime guaranteed minimum withdrawal benefit, these optional Death Benefits will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue unless the Annuity is continued by a spouse Beneficiary (see “Spousal Assumption of Annuity” below). Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid to the beneficiary and it is not eligible for the death benefit provided under the Annuity.

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What are the Charges for the Optional Death Benefits?

For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the daily net assets of the Sub-accounts. For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.25% and 0.50%, respectively, per year of the daily net assets of the Sub-accounts. We deduct a charge equal to 0.25% per year of the daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

Please refer to the section entitled “Tax Considerations” for additional considerations in relation to the optional Death Benefit.

PRUDENTIAL ANNUITIES’ ANNUITY REWARDS

What is the Annuity Rewards Benefit?

Annuity Rewards is a death benefit enhancement that Owners can elect when the original CDSC period is over. To be eligible to elect Annuity Rewards, the Account Value on the date that the Annuity Rewards benefit is effective must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). In addition, the effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

Annuity Rewards offers Owners the ability to lock in an amount equal to the Account Value in the Sub-accounts plus the MVA Fixed Allocations (without the effect of any MVA) as an enhancement to their current basic Death Benefit, so their beneficiaries will not receive less than an Annuity’s value as of the effective date of the benefit. Under the Annuity Rewards Benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:

t your Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of the effective date of the benefit

t MINUS any proportional withdrawals following the effective date of the benefit

t  PLUS any additional purchase payments applied to your Annuity following the effective date of the benefit.

The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity’s basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your beneficiary will receive the greater amount. Annuity Rewards is not available if your Annuity is held as a Beneficiary Annuity.

PAYMENT OF DEATH BENEFITS

Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans)

Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

In the event of your death before the Annuity Date, the Death Benefit must be distributed:

▪  within five (5) years of the date of death (the “5 Year Deadline”); or

▪  as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.

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If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

▪ as a lump sum payment; or

▪ Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.

Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

Alternative Death Benefit Payment Options – Annuities held by Tax-Favored Plans

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

▪ If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner.

▪ If you die before a designated beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

▪  If you die before a designated beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

A beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

Beneficiary Continuation Option

Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities.

Under the Beneficiary Continuation Option:

▪ The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus, the death benefit must be at least $15,000.

▪ The Owner’s Annuity will be continued in the Owner’s name, for the benefit of the beneficiary.

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▪ Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. For nonqualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.

▪ Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For nonqualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

▪ The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.

▪ The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.

▪ The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

▪ No Fixed Allocations or fixed interest rate options will be offered for the nonqualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.

▪  No additional purchase payments can be applied to the Annuity.

▪ The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.

▪ The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary’s withdrawal rights.

▪ Withdrawals are not subject to CDSC.

▪  Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.

▪ If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust are available under the Beneficiary Continuation Option.

In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

Spousal Assumption of Annuity

You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you designate a different Beneficiary. Unless you designate a different Beneficiary or the Annuity is held as a Beneficiary Annuity, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.

A surviving spouse’s ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.

See the section entitled “Managing Your Annuity – Spousal Designations” and “Contingent Annuitant” for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

Are there any Exceptions to these Rules for Paying the Death Benefit?

Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

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When do you determine the Death Benefit?

We determine the amount of the Death Benefit as of the date we receive “due proof of death” (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. “Due proof of death” may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of “due proof of death” we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit is impacted by the Insurance Charge and may be subject to market fluctuations.

EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

There are certain exceptions to the amount of the Death Benefit.

Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).

Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date, (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value plus the Interim Value in the MVA Fixed Allocations, less (if allowed by applicable state law) any Purchase Credits (for Optimum Plus) granted during the period beginning 12 months prior to decedent’s date of death and ending on the date we receive Due Proof of death. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value plus the Interim Value in the MVA Fixed Allocations. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.

Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

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VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the “Living Benefits – Highest Daily Lifetime Five” section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Optimum Plus, the Account Value includes any Credits we applied to your Purchase Payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to an MVA Fixed Allocation’s Maturity Date, the Account Value may include any Market Value Adjustment that would apply to an MVA Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under “Glossary of Terms” above.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled “What Happens to My Units When There is a Change in Daily Asset-Based Charges?” for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price.” The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?

During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to an MVA Fixed Allocation plus all interest credited to an MVA Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from an MVA Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of an MVA Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the MVA Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed.

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Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪ trading on the NYSE is restricted;

▪ an emergency as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or

▪ the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits with respect to Optimum Plus) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. Neither will the amounts be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors.

Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Credit with respect to Optimum Plus) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see “Living Benefits” for further information on additional purchase payments.

Scheduled Transactions: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in “When Do You Process And Value Transactions?”

Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

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WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Distribution Charge Applicable to Optimum and Optimum Plus: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, generally the “Combination 5% Roll-up and Highest Anniversary Value Death Benefit” and the Highest Daily Value Death Benefit, which cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

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TAX CONSIDERATIONS

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

Same Sex Marriages, Civil Unions and Domestic Partnerships

The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting. Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

NONQUALIFIED ANNUITIES

In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You

We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.

It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes on Withdrawals and Surrender

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

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If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments

If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.

Partial Annuitization

Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under section 72 of the Code. We do not currently permit partial annuitization.

Medicare Tax on Net Investment Income

The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,400 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

Tax Penalty for Early Withdrawal from a Nonqualified Annuity

You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

▪ the amount is paid on or after you reach age 59½ or die;

▪ the amount received is attributable to your becoming disabled;

▪ generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment must commence within 13 months of the date of purchase).

 Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

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If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

After you elect an annuity payment option, you are not eligible for a tax-free exchange under Section 1035.

Taxes Payable by Beneficiaries for a Nonqualified Annuity

The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

▪ As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪ Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

▪ Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

Reporting and Withholding on Distributions

Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners

Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity.

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At this time, we will not issue an Annuity to grantor trusts with multiple grantors. Also, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued Annuity was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may typically be purchased for use in connection with:

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▪ Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪ Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪ A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪ H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪ Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪ Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

You may establish an advisory fee deduction program so that charges for investment advisory fees that are taken from a qualified Annuity with no living benefit are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.

Types of Tax-favored Plans

IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract which summarizes the material terms. The IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2016 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.

In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪ You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪ Your rights as Owner are non-forfeitable;

▪ You cannot sell, assign or pledge the Annuity;

▪ The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

▪ The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½; and

▪ Death and annuity payments must meet Required Minimum Distribution rules described below.

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Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪ A 10% early withdrawal penalty described below;

▪ Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪ Failure to take a Required Minimum Distribution, also described below.

SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪ If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $53,000 in 2016, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2016, this limit is $265,000;

▪ SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪ SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $18,000 in 2016 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪ Contributions to a Roth IRA cannot be deducted from your gross income;

▪ “Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

▪ If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.

TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2016. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

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▪ Your attainment of age 59½;

▪ Your severance of employment;

▪ Your death;

▪ Your total and permanent disability; or

▪ Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Required Minimum Distributions and Payment Options

If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

Charitable IRA Distributions

Certain qualified IRA distributions for charitable purposes are eligible for an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. A qualified charitable distribution is a, distribution made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

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▪ If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

▪ If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

▪ If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

▪ the amount is paid on or after you reach age 59½ or die;

▪ the amount received is attributable to your becoming disabled; or

▪ generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Withholding

We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

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▪ For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

▪ If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

▪ For all other distributions, we will withhold at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

Gifts and Generation-skipping Transfers

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

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GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www. prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfers, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS PRUDENTIAL ANNUITIES?

Prudential Annuities Life Assurance Corporation, a Prudential Financial Company (“Prudential Annuities”), is a stock life insurance company incorporated under the laws of Arizona as of August 31, 2013, formerly incorporated in Connecticut, and is domiciled in Arizona, formerly Connecticut. It is licensed to sell life insurance and annuities in the District of Columbia, Puerto Rico and all states except New York. Prudential Annuities Life Assurance Corporation is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets through and in conjunction with registered broker-dealers.

Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of the issuing insurance company to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Prudential Annuities.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential Annuities delivers this prospectus to current contract owners that reside outside of the United States.

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Service Providers

Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2015, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address

BROADRIDGE INVESTOR COMMUNICATION	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
CT Corporation	UCC filings, corporate filings and annual report filings	111 Eighth Avenue, New York, NY 10011
D.F. King	Proxy services	77 Water Street New York, NY 10005

EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601

EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109

NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079

PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030

WHAT ARE SEPARATE ACCOUNTS?

The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. These separate accounts were established under the laws of the State of Connecticut. The assets of each separate account are held in the name of Prudential Annuities, and legally belong to us. Prudential Annuities Life Assurance Corporation segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to a separate account are credited to or charged against each such separate account, without regard to other income, gains, or losses of Prudential Annuities or of any other of our separate accounts. The obligations under the Annuities are those of Prudential Annuities, which is the issuer of the Annuities and the depositor of the separate accounts. More detailed information about Prudential Annuities, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

Separate Account B

During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as “Separate Account B”. Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B. Effective August 31, 2013, Prudential Annuities Life Assurance Corporation changed its domicile from Connecticut to Arizona. As a result of this change, the Arizona Department of Insurance is our principal regulatory authority and all of our separate accounts including Separate Account B, will now be operated in accordance with the laws of Arizona.

Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion.

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We may also close Sub-accounts to additional purchase payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the purchase payments you make to us.

Separate Account D

During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as “Separate Account D”. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

Based on our redomestication from Connecticut to Arizona, however, all our Separate Accounts, including Separate Account D, are operated in accordance with the laws of Arizona, as of August 31, 2013.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain. We are not obligated to invest according to specific guidelines or strategies except as may be required by Arizona and other state insurance laws.

Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?

Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the

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immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.

We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

Material Conflicts

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1) changes in state insurance law;
(2) changes in federal income tax law;
(3) changes in the investment management of any Variable Investment Option; or
(4) differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

Fees and Payments Received by Prudential Annuities

As detailed below, Prudential Annuities and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Prudential Annuities and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.

We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.

We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements

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when selecting the Portfolios available under the Annuity. During 2015, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $20.00 to approximately $25,000.00. These amounts relate to all individual variable annuity contracts issued by Prudential Annuities or its affiliates, not only the Annuity covered by this prospectus.

In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?

Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA).

Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (“firms”). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuities directly to potential purchasers.

Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including “wirehouse” and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation (“Allstate”), which included exclusive access to the Allstate affiliated broker-dealer until May 31, 2009. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006.

Under the selling agreements, cash compensation in the form of commissions is paid to firms on sales of the Annuities according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0% for Optimum, 6.0% for Optimum Plus and 5.5% for Optimum Four. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of the Account Value. We may also provide cash compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Prudential Annuities products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Prudential Annuities annuity products sold through the firm. Commissions and other cash compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.

We, or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

A list of the firms to whom Prudential Annuities pays an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

The list below includes the names of the firms that we are aware (as of December 31, 2015) received cash compensation with respect to our annuity business during 2015 (or as to which a payment amount was accrued during 2015). The firms listed below include

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those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. During 2015, the least amount paid, and greatest amount paid, were $.40 and $7,883,815.34, respectively.

Name of Firm

Allstate Financial Srvcs, LLC

AMERICAN PORTFOLIO FIN SVCS INC

ASSOCIATED SECURITIES CORP

AXA Advisors, LLC

BBVA Compass Investment Solutions, Inc.

BFT Financial Group, LLC

Cadaret, Grant & Co., Inc.

Cambridge Investment Research, Inc.

Capital One Investment Services, LLC

Centaurus Financial, Inc.

Cetera Advisor Network LLC

CFD Investments, Inc.

Commonwealth Financial Network

Crown Capital Securities, L.P.

CUNA Brokerage Svcs, Inc.

CUSO Financial Services, L.P.

Equity Services, Inc.

FSC Securities Corp.

Gary Goldberg & Co., Inc.

Geneos Wealth Management, Inc.

H. Beck, Inc.

Hantz Financial Services,Inc.

Invest Financial Corporation

Investacorp

Investment Centers of America

Investment Professionals

Janney Montgomery Scott, LLC.

Lincoln Financial Advisors

Lincoln Financial Securities Corporation

Lincoln Investment Planning

LPL Financial Corporation

M Holdings Securities, Inc

MetLife

Mutual Service Corporation

National Planning Corporation

Next Financial Group, Inc.

NFP Securities, Inc.

Parkland Securities

PNC Investments, LLC

ProEquities

Questar Capital Corporation

Raymond James & Associates

Raymond James Financial Svcs

RBC CAPITAL MARKETS CORPORATION

Robert W. Baird & Co., Inc.

Royal Alliance Associates

SAGEPOINT FINANCIAL, INC.

Securian Financial Svcs, Inc.

Securities America, Inc.

Securities Service Network

Sigma Financial Corporation

Signator Investors, Inc.

SII Investments, Inc.

Stifel Nicolaus & Co.

TFS Securities, Inc.

The Investment Center

TransAmerica Financial Advisors, Inc.

Triad Advisors, Inc.

UBS Financial Services, Inc.

United Planners Fin. Serv.

VOYA Financial Advisors

Wall Street Financial Group

WATERSTONE FINANCIAL GROUP INC

Wells Fargo Advisors LLC

WELLS FARGO ADVISORS LLC - WEALTH

Wells Fargo Investments LLC

Woodbury Financial Services

World Group Securities, Inc.

WRP Investments, Inc.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Prudential Annuities Life Assurance Corporation incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Exchange Act since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Prudential Annuities Life Assurance Corporation, One Corporate Drive, Shelton, CT 06484 or by calling 888-PRU-2888. We file periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Prudential’s Customer Service Team

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet

Access information about your Annuity through our website: www.prudentialannuities.com

Correspondence Sent by Regular Mail

Prudential Annuity Service Center

P.O. Box 7960

Philadelphia, PA 19176

199

Correspondence Sent by Overnight*, Certified or Registered Mail

Prudential Annuity Service Center

2101 Welsh Road

Dresher, PA 19025

* Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.

Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

Litigation and Regulatory Matters

Prudential Annuities is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential Annuities and proceedings generally applicable to business practices in the industry in which we operate. Prudential Annuities is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential Annuities is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Prudential Annuities, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined

200

to focus. In some of Prudential Annuities’ pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Prudential Annuities establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Prudential Annuities reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Prudential Annuities’ litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential Annuities’ results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential Annuities’ litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential Annuities’ financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential Annuities’ financial position.

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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

General Information about Prudential Annuities
Prudential Annuities Life Assurance Corporation
Prudential Annuities Life Assurance Corporation Variable Account B
Prudential Annuities Life Assurance Corporation Separate Account D
Principal Underwriter/Distributor – Prudential Annuities Distributors, Inc.
How the Unit Price is Determined
Additional Information on Fixed Allocations
How We Calculate the Market Value Adjustment
General Information
Voting Rights
Modification
Deferral of Transactions
Misstatement of Age or Sex Cyber Security Risks
Annuitization
Experts
Legal Experts
Financial Statements

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APPENDIX A – CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential Annuities Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units. The following tables show for each Annuity: (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2016.

*	Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.
**	The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-888-PRU-2888.

Optimum

Prudential Annuities Life Assurance Corporation

Prospectus

ACCUMULATION UNIT VALUES: With No Optional Benefits (1.25%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$11.06	3,716,970
01/01/2007 to 12/31/2007	$11.06	$11.93	5,006,440
01/01/2008 to 12/31/2008	$11.93	$8.03	6,104,215
01/01/2009 to 12/31/2009	$8.03	$9.86	26,917,264
01/01/2010 to 12/31/2010	$9.86	$10.90	35,419,588
01/01/2011 to 12/31/2011	$10.90	$10.48	27,867,684
01/01/2012 to 12/31/2012	$10.48	$11.65	31,632,710
01/01/2013 to 12/31/2013	$11.65	$12.65	31,978,989
01/01/2014 to 12/31/2014	$12.65	$12.97	30,105,387
01/01/2015 to 12/31/2015	$12.97	$12.39	27,204,327
AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$9.79	$11.30	579,491
01/01/2007 to 12/31/2007	$11.30	$11.15	493,545
01/01/2008 to 12/31/2008	$11.15	$7.18	440,398
01/01/2009 to 12/31/2009	$7.18	$8.35	1,506,808
01/01/2010 to 12/31/2010	$8.35	$9.39	2,225,396
01/01/2011 to 12/31/2011	$9.39	$9.60	1,745,553
01/01/2012 to 05/04/2012	$9.60	$10.45	0

A-1

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.95	1,008,771
01/01/2007 to 12/31/2007	$10.95	$11.79	1,635,321
01/01/2008 to 12/31/2008	$11.79	$8.30	3,896,032
01/01/2009 to 12/31/2009	$8.30	$10.11	26,515,475
01/01/2010 to 12/31/2010	$10.11	$11.21	36,140,128
01/01/2011 to 12/31/2011	$11.21	$10.94	30,390,625
01/01/2012 to 12/31/2012	$10.94	$12.15	33,353,854
01/01/2013 to 12/31/2013	$12.15	$14.12	32,580,994
01/01/2014 to 12/31/2014	$14.12	$14.85	31,331,321
01/01/2015 to 12/31/2015	$14.85	$14.73	29,948,118
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$12.22	$12.53	2,687,532
01/01/2007 to 12/31/2007	$12.53	$13.21	2,594,813
01/01/2008 to 12/31/2008	$13.21	$13.19	1,654,958
01/01/2009 to 12/31/2009	$13.19	$14.36	2,949,882
01/01/2010 to 12/31/2010	$14.36	$14.74	3,080,140
01/01/2011 to 12/31/2011	$14.74	$14.88	2,600,827
01/01/2012 to 12/31/2012	$14.88	$15.38	2,281,868
01/01/2013 to 12/31/2013	$15.38	$14.86	2,529,324
01/01/2014 to 12/31/2014	$14.86	$14.66	2,269,196
01/01/2015 to 12/31/2015	$14.66	$14.55	2,959,875
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$13.88	$14.22	2,004,498
01/01/2007 to 12/31/2007	$14.22	$15.21	2,344,694
01/01/2008 to 12/31/2008	$15.21	$14.68	2,402,587
01/01/2009 to 12/31/2009	$14.68	$16.90	10,715,121
01/01/2010 to 12/31/2010	$16.90	$17.97	15,065,751
01/01/2011 to 12/31/2011	$17.97	$18.31	11,688,146
01/01/2012 to 12/31/2012	$18.31	$19.77	12,996,719
01/01/2013 to 12/31/2013	$19.77	$19.16	12,953,608
01/01/2014 to 12/31/2014	$19.16	$19.72	11,489,506
01/01/2015 to 12/31/2015	$19.72	$19.07	10,043,635
AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.24	4,226,992
01/01/2007 to 12/31/2007	$11.24	$12.18	5,738,690
01/01/2008 to 12/31/2008	$12.18	$7.82	6,696,087
01/01/2009 to 12/31/2009	$7.82	$9.68	31,792,069
01/01/2010 to 12/31/2010	$9.68	$10.84	41,650,794
01/01/2011 to 12/31/2011	$10.84	$10.44	30,125,427
01/01/2012 to 12/31/2012	$10.44	$11.73	36,635,255
01/01/2013 to 12/31/2013	$11.73	$14.21	42,035,241
01/01/2014 to 12/31/2014	$14.21	$15.01	45,541,719
01/01/2015 to 12/31/2015	$15.01	$14.90	47,837,914
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$24.98	$33.72	265,912
01/01/2007 to 12/31/2007	$33.72	$26.66	201,539
01/01/2008 to 12/31/2008	$26.66	$17.10	163,226
01/01/2009 to 12/31/2009	$17.10	$22.28	328,842
01/01/2010 to 12/31/2010	$22.28	$28.31	510,403
01/01/2011 to 12/31/2011	$28.31	$29.80	376,813
01/01/2012 to 12/31/2012	$29.80	$33.94	463,095
01/01/2013 to 12/31/2013	$33.94	$34.57	450,921
01/01/2014 to 12/31/2014	$34.57	$44.69	435,105
01/01/2015 to 12/31/2015	$44.69	$46.27	353,550

A-2

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.63	$13.46	3,863,961
01/01/2007 to 12/31/2007	$13.46	$13.98	3,567,122
01/01/2008 to 12/31/2008	$13.98	$8.19	2,148,857
01/01/2009 to 12/31/2009	$8.19	$9.64	3,356,527
01/01/2010 to 12/31/2010	$9.64	$10.74	3,792,800
01/01/2011 to 12/31/2011	$10.74	$10.02	2,403,875
01/01/2012 to 12/31/2012	$10.02	$11.84	2,347,900
01/01/2013 to 12/31/2013	$11.84	$15.62	3,172,056
01/01/2014 to 12/31/2014	$15.62	$17.45	3,008,724
01/01/2015 to 12/31/2015	$17.45	$16.43	5,726,161
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$4.60	$4.83	2,231,991
01/01/2007 to 12/31/2007	$4.83	$5.69	2,097,846
01/01/2008 to 12/31/2008	$5.69	$3.32	1,540,597
01/01/2009 to 12/31/2009	$3.32	$5.16	3,511,898
01/01/2010 to 12/31/2010	$5.16	$6.10	4,701,456
01/01/2011 to 12/31/2011	$6.10	$5.85	2,984,433
01/01/2012 to 12/31/2012	$5.85	$6.91	3,543,005
01/01/2013 to 12/31/2013	$6.91	$9.02	3,803,084
01/01/2014 to 12/31/2014	$9.02	$9.93	3,451,022
01/01/2015 to 12/31/2015	$9.93	$9.25	6,436,836
AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.07	$14.51	524,592
01/01/2007 to 12/31/2007	$14.51	$14.50	421,188
01/01/2008 to 12/31/2008	$14.50	$8.98	486,765
01/01/2009 to 12/31/2009	$8.98	$10.49	858,302
01/01/2010 to 12/31/2010	$10.49	$11.64	1,078,324
01/01/2011 to 12/31/2011	$11.64	$11.44	864,374
01/01/2012 to 12/31/2012	$11.44	$12.81	1,095,404
01/01/2013 to 12/31/2013	$12.81	$17.03	1,093,521
01/01/2014 to 12/31/2014	$17.03	$17.08	968,257
01/01/2015 to 12/31/2015	$17.08	$15.85	729,571
AST International Growth Portfolio
01/01/2006 to 12/31/2006	$18.90	$22.58	1,664,525
01/01/2007 to 12/31/2007	$22.58	$26.55	1,428,930
01/01/2008 to 12/31/2008	$26.55	$13.05	942,837
01/01/2009 to 12/31/2009	$13.05	$17.43	1,310,930
01/01/2010 to 12/31/2010	$17.43	$19.71	1,459,929
01/01/2011 to 12/31/2011	$19.71	$16.95	915,042
01/01/2012 to 12/31/2012	$16.95	$20.14	876,174
01/01/2013 to 12/31/2013	$20.14	$23.68	1,198,831
01/01/2014 to 12/31/2014	$23.68	$22.09	1,223,949
01/01/2015 to 12/31/2015	$22.09	$22.50	1,809,004
AST International Value Portfolio
01/01/2006 to 12/31/2006	$7.87	$9.90	593,100
01/01/2007 to 12/31/2007	$9.90	$11.52	794,549
01/01/2008 to 12/31/2008	$11.52	$6.37	641,680
01/01/2009 to 12/31/2009	$6.37	$8.21	1,442,051
01/01/2010 to 12/31/2010	$8.21	$9.01	1,743,754
01/01/2011 to 12/31/2011	$9.01	$7.78	1,310,153
01/01/2012 to 12/31/2012	$7.78	$8.96	1,443,923
01/01/2013 to 12/31/2013	$8.96	$10.57	1,466,476
01/01/2014 to 12/31/2014	$10.57	$9.74	1,498,945
01/01/2015 to 12/31/2015	$9.74	$9.70	1,451,464

A-3

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$9.04	$10.96	1,002,727
01/01/2007 to 12/31/2007	$10.96	$11.84	985,495
01/01/2008 to 12/31/2008	$11.84	$6.85	614,606
01/01/2009 to 12/31/2009	$6.85	$9.20	1,827,855
01/01/2010 to 12/31/2010	$9.20	$9.73	2,492,453
01/01/2011 to 12/31/2011	$9.73	$8.73	1,670,674
01/01/2012 to 12/31/2012	$8.73	$10.51	1,947,918
01/01/2013 to 12/31/2013	$10.51	$11.98	2,070,280
01/01/2014 to 12/31/2014	$11.98	$11.07	2,030,830
01/01/2015 to 12/31/2015	$11.07	$10.63	1,995,091
AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.77	$12.60	680,203
01/01/2007 to 12/31/2007	$12.60	$12.07	680,350
01/01/2008 to 12/31/2008	$12.07	$6.97	649,783
01/01/2009 to 12/31/2009	$6.97	$8.23	1,032,590
01/01/2010 to 12/31/2010	$8.23	$9.19	1,205,571
01/01/2011 to 12/31/2011	$9.19	$8.70	860,066
01/01/2012 to 12/31/2012	$8.70	$10.04	942,929
01/01/2013 to 12/31/2013	$10.04	$13.86	1,237,335
01/01/2014 to 12/31/2014	$13.86	$15.57	1,567,637
01/01/2015 to 12/31/2015	$15.57	$14.17	1,387,504
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.20	$10.80	5,983,458
01/01/2007 to 12/31/2007	$10.80	$12.26	5,638,342
01/01/2008 to 12/31/2008	$12.26	$6.82	3,539,119
01/01/2009 to 12/31/2009	$6.82	$8.74	4,539,651
01/01/2010 to 12/31/2010	$8.74	$10.34	4,594,031
01/01/2011 to 12/31/2011	$10.34	$10.11	3,055,225
01/01/2012 to 12/31/2012	$10.11	$11.21	2,844,826
01/01/2013 to 12/31/2013	$11.21	$15.12	3,397,998
01/01/2014 to 12/31/2014	$15.12	$16.52	3,969,455
01/01/2015 to 12/31/2015	$16.52	$17.95	4,884,346
AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$12.69	$13.76	1,196,608
01/01/2007 to 12/31/2007	$13.76	$14.42	1,051,089
01/01/2008 to 12/31/2008	$14.42	$10.93	929,322
01/01/2009 to 12/31/2009	$10.93	$14.52	1,689,546
01/01/2010 to 12/31/2010	$14.52	$16.27	1,430,293
01/01/2011 to 12/31/2011	$16.27	$17.70	1,455,420
01/01/2012 to 12/31/2012	$17.70	$18.51	1,706,809
01/01/2013 to 12/31/2013	$18.51	$17.91	1,893,341
01/01/2014 to 12/31/2014	$17.91	$18.82	1,987,724
01/01/2015 to 12/31/2015	$18.82	$18.48	2,459,385
AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$7.39	$8.01	758,550
01/01/2007 to 12/31/2007	$8.01	$9.10	686,498
01/01/2008 to 12/31/2008	$9.10	$5.72	700,352
01/01/2009 to 12/31/2009	$5.72	$7.03	1,732,194
01/01/2010 to 12/31/2010	$7.03	$7.82	2,119,460
01/01/2011 to 12/31/2011	$7.82	$7.68	1,429,953
01/01/2012 to 12/31/2012	$7.68	$8.88	1,486,414
01/01/2013 to 12/31/2013	$8.88	$11.99	1,613,878
01/01/2014 to 12/31/2014	$11.99	$12.87	1,604,312
01/01/2015 to 12/31/2015	$12.87	$13.63	1,586,674

A-4

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.11	$13.66	174,411
01/01/2007 to 12/31/2007	$13.66	$13.86	156,606
01/01/2008 to 12/31/2008	$13.86	$8.47	191,791
01/01/2009 to 12/31/2009	$8.47	$11.62	547,214
01/01/2010 to 12/31/2010	$11.62	$14.18	743,476
01/01/2011 to 12/31/2011	$14.18	$13.52	516,116
01/01/2012 to 12/31/2012	$13.52	$15.81	587,711
01/01/2013 to 12/31/2013	$15.81	$20.67	561,570
01/01/2014 to 12/31/2014	$20.67	$23.47	523,357
01/01/2015 to 12/31/2015	$23.47	$21.64	445,783
AST Money Market Portfolio
01/01/2006 to 12/31/2006	$10.62	$10.96	3,505,960
01/01/2007 to 12/31/2007	$10.96	$11.36	4,361,361
01/01/2008 to 12/31/2008	$11.36	$11.50	7,844,009
01/01/2009 to 12/31/2009	$11.50	$11.38	7,658,391
01/01/2010 to 12/31/2010	$11.38	$11.24	6,801,612
01/01/2011 to 12/31/2011	$11.24	$11.10	6,279,406
01/01/2012 to 12/31/2012	$11.10	$10.96	4,601,307
01/01/2013 to 12/31/2013	$10.96	$10.83	3,604,420
01/01/2014 to 12/31/2014	$10.83	$10.69	3,389,920
01/01/2015 to 12/31/2015	$10.69	$10.56	2,655,605
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$8.00	$9.01	697,877
01/01/2007 to 12/31/2007	$9.01	$10.88	971,242
01/01/2008 to 12/31/2008	$10.88	$6.10	610,828
01/01/2009 to 12/31/2009	$6.10	$7.82	1,281,862
01/01/2010 to 12/31/2010	$7.82	$9.94	1,796,178
01/01/2011 to 12/31/2011	$9.94	$9.98	1,468,365
01/01/2012 to 12/31/2012	$9.98	$11.08	1,554,762
01/01/2013 to 12/31/2013	$11.08	$14.51	1,582,884
01/01/2014 to 12/31/2014	$14.51	$15.46	1,649,910
01/01/2015 to 10/16/2015	$15.46	$15.91	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$7.35	$7.82	344,893
01/01/2007 to 12/31/2007	$7.82	$9.17	382,635
01/01/2008 to 12/31/2008	$9.17	$5.20	242,993
01/01/2009 to 12/31/2009	$5.20	$6.30	809,394
01/01/2010 to 12/31/2010	$6.30	$7.48	1,201,338
01/01/2011 to 04/29/2011	$7.48	$8.40	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$18.55	$20.28	1,086,861
01/01/2007 to 12/31/2007	$20.28	$20.66	975,347
01/01/2008 to 12/31/2008	$20.66	$11.78	570,591
01/01/2009 to 12/31/2009	$11.78	$16.36	867,525
01/01/2010 to 12/31/2010	$16.36	$19.95	1,067,139
01/01/2011 to 12/31/2011	$19.95	$19.21	718,917
01/01/2012 to 12/31/2012	$19.21	$22.22	726,117
01/01/2013 to 12/31/2013	$22.22	$31.16	958,640
01/01/2014 to 12/31/2014	$31.16	$35.15	927,072
01/01/2015 to 12/31/2015	$35.15	$32.75	1,007,427

A-5

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.70	443,968
01/01/2007 to 12/31/2007	$10.70	$11.49	649,597
01/01/2008 to 12/31/2008	$11.49	$9.14	3,492,156
01/01/2009 to 12/31/2009	$9.14	$10.83	16,345,435
01/01/2010 to 12/31/2010	$10.83	$11.83	21,296,028
01/01/2011 to 12/31/2011	$11.83	$11.79	20,978,607
01/01/2012 to 12/31/2012	$11.79	$12.85	21,413,601
01/01/2013 to 12/31/2013	$12.85	$13.86	19,382,539
01/01/2014 to 12/31/2014	$13.86	$14.48	18,214,833
01/01/2015 to 12/31/2015	$14.48	$14.32	17,690,793
AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$10.94	$12.20	1,165,926
01/01/2007 to 12/31/2007	$12.20	$13.39	1,078,773
01/01/2008 to 12/31/2008	$13.39	$7.39	767,197
01/01/2009 to 12/31/2009	$7.39	$9.69	1,308,983
01/01/2010 to 12/31/2010	$9.69	$12.68	1,500,026
01/01/2011 to 12/31/2011	$12.68	$10.88	1,440,412
01/01/2012 to 12/31/2012	$10.88	$12.90	1,624,583
01/01/2013 to 12/31/2013	$12.90	$17.94	1,692,703
01/01/2014 to 12/31/2014	$17.94	$18.59	1,505,947
01/01/2015 to 12/31/2015	$18.59	$18.60	1,635,150
AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$16.00	$17.80	111,114
01/01/2007 to 12/31/2007	$17.80	$18.83	118,021
01/01/2008 to 12/31/2008	$18.83	$12.09	187,342
01/01/2009 to 12/31/2009	$12.09	$15.98	375,867
01/01/2010 to 12/31/2010	$15.98	$21.53	527,269
01/01/2011 to 12/31/2011	$21.53	$21.05	412,276
01/01/2012 to 12/31/2012	$21.05	$23.32	475,113
01/01/2013 to 12/31/2013	$23.32	$31.13	525,441
01/01/2014 to 12/31/2014	$31.13	$31.92	468,074
01/01/2015 to 12/31/2015	$31.92	$31.76	489,692
AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$17.52	$20.77	1,198,255
01/01/2007 to 12/31/2007	$20.77	$19.36	1,176,566
01/01/2008 to 12/31/2008	$19.36	$13.44	760,721
01/01/2009 to 12/31/2009	$13.44	$16.85	971,333
01/01/2010 to 12/31/2010	$16.85	$20.96	983,045
01/01/2011 to 12/31/2011	$20.96	$19.47	633,878
01/01/2012 to 12/31/2012	$19.47	$22.71	589,246
01/01/2013 to 12/31/2013	$22.71	$30.82	725,986
01/01/2014 to 12/31/2014	$30.82	$32.03	663,097
01/01/2015 to 12/31/2015	$32.03	$30.27	807,371
AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$12.79	$15.33	815,109
01/01/2007 to 12/31/2007	$15.33	$14.60	776,427
01/01/2008 to 12/31/2008	$14.60	$8.38	424,531
01/01/2009 to 12/31/2009	$8.38	$10.24	788,524
01/01/2010 to 12/31/2010	$10.24	$11.45	1,004,584
01/01/2011 to 12/31/2011	$11.45	$11.12	741,548
01/01/2012 to 12/31/2012	$11.12	$12.88	986,090
01/01/2013 to 12/31/2013	$12.88	$16.50	1,240,563
01/01/2014 to 12/31/2014	$16.50	$17.51	1,307,147
01/01/2015 to 10/16/2015	$17.51	$16.28	0

A-6

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$7.12	$7.43	608,747
01/01/2007 to 12/31/2007	$7.43	$7.94	919,355
01/01/2008 to 12/31/2008	$7.94	$4.66	1,074,328
01/01/2009 to 12/31/2009	$4.66	$7.06	3,806,238
01/01/2010 to 12/31/2010	$7.06	$8.07	5,578,264
01/01/2011 to 12/31/2011	$8.07	$7.84	3,909,559
01/01/2012 to 12/31/2012	$7.84	$9.10	4,988,062
01/01/2013 to 12/31/2013	$9.10	$12.94	5,503,342
01/01/2014 to 12/31/2014	$12.94	$13.84	5,405,579
01/01/2015 to 12/31/2015	$13.84	$14.98	5,326,817
AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$13.89	$14.58	836,914
01/01/2007 to 12/31/2007	$14.58	$15.79	874,210
01/01/2008 to 12/31/2008	$15.79	$15.21	536,127
01/01/2009 to 12/31/2009	$15.21	$16.84	1,081,396
01/01/2010 to 12/31/2010	$16.84	$17.58	1,391,312
01/01/2011 to 12/31/2011	$17.58	$18.08	1,078,586
01/01/2012 to 12/31/2012	$18.08	$18.79	1,116,940
01/01/2013 to 12/31/2013	$18.79	$17.85	1,226,981
01/01/2014 to 12/31/2014	$17.85	$17.73	1,116,770
01/01/2015 to 12/31/2015	$17.73	$16.70	1,349,327
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	48,832
01/01/2008 to 12/31/2008	$9.98	$9.35	677,200
01/01/2009 to 12/31/2009	$9.35	$10.30	2,726,911
01/01/2010 to 12/31/2010	$10.30	$10.97	3,801,379
01/01/2011 to 12/31/2011	$10.97	$11.48	3,277,047
01/01/2012 to 12/31/2012	$11.48	$12.23	3,417,319
01/01/2013 to 12/31/2013	$12.23	$11.90	3,858,415
01/01/2014 to 12/31/2014	$11.90	$12.59	4,617,743
01/01/2015 to 12/31/2015	$12.59	$12.59	5,018,180
Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$14.10	$17.15	182,002
01/01/2007 to 12/31/2007	$17.15	$19.47	167,896
01/01/2008 to 12/31/2008	$19.47	$11.25	150,691
01/01/2009 to 12/31/2009	$11.25	$12.88	146,213
01/01/2010 to 07/16/2010	$12.88	$12.26	0
Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$10.00	$10.47	19,700
01/01/2007 to 12/31/2007	$10.47	$11.58	38,907
01/01/2008 to 12/31/2008	$11.58	$8.32	68,712
01/01/2009 to 12/31/2009	$8.32	$11.83	117,760
01/01/2010 to 07/16/2010	$11.83	$11.08	0
Wells Fargo VT International Equity Fund – Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.28	$14.87	173,563
01/01/2011 to 12/31/2011	$14.87	$12.81	149,767
01/01/2012 to 12/31/2012	$12.81	$14.38	122,892
01/01/2013 to 12/31/2013	$14.38	$17.03	100,597
01/01/2014 to 12/31/2014	$17.03	$15.93	76,194
01/01/2015 to 12/31/2015	$15.93	$16.09	45,610

A-7

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Wells Fargo VT Omega Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.08	$14.00	129,477
01/01/2011 to 12/31/2011	$14.00	$13.08	90,859
01/01/2012 to 12/31/2012	$13.08	$15.60	50,798
01/01/2013 to 12/31/2013	$15.60	$21.60	38,150
01/01/2014 to 12/31/2014	$21.60	$22.20	22,509
01/01/2015 to 12/31/2015	$22.20	$22.28	13,054

*	Denotes the start date of these sub-accounts

Optimum

Prudential Annuities Life Assurance Corporation

Prospectus

ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps OR GRO Plus 2008 60 bps and Combo 5%/HAV 80 bps (2.65%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.66	$9.30	159,301
01/01/2010 to 12/31/2010	$9.30	$10.14	212,391
01/01/2011 to 12/31/2011	$10.14	$9.61	105,066
01/01/2012 to 12/31/2012	$9.61	$10.53	134,457
01/01/2013 to 12/31/2013	$10.53	$11.27	66,527
01/01/2014 to 12/31/2014	$11.27	$11.39	69,109
01/01/2015 to 12/31/2015	$11.39	$10.73	47,914
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$6.70	$8.26	53,149
01/01/2010 to 12/31/2010	$8.26	$9.15	55,133
01/01/2011 to 12/31/2011	$9.15	$9.23	13,061
01/01/2012 to 05/04/2012	$9.23	$9.99	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.97	$9.54	676,115
01/01/2010 to 12/31/2010	$9.54	$10.43	803,521
01/01/2011 to 12/31/2011	$10.43	$10.03	368,297
01/01/2012 to 12/31/2012	$10.03	$10.98	447,452
01/01/2013 to 12/31/2013	$10.98	$12.58	326,622
01/01/2014 to 12/31/2014	$12.58	$13.04	360,939
01/01/2015 to 12/31/2015	$13.04	$12.76	265,506
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$10.59	$11.07	27,342
01/01/2010 to 12/31/2010	$11.07	$11.20	33,522
01/01/2011 to 12/31/2011	$11.20	$11.14	14,026
01/01/2012 to 12/31/2012	$11.14	$11.36	8,601
01/01/2013 to 12/31/2013	$11.36	$10.82	4,268
01/01/2014 to 12/31/2014	$10.82	$10.52	2,997
01/01/2015 to 12/31/2015	$10.52	$10.29	2,287
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$10.49	$11.57	100,899
01/01/2010 to 12/31/2010	$11.57	$12.13	259,444
01/01/2011 to 12/31/2011	$12.13	$12.18	94,206
01/01/2012 to 12/31/2012	$12.18	$12.97	96,756
01/01/2013 to 12/31/2013	$12.97	$12.39	59,772
01/01/2014 to 12/31/2014	$12.39	$12.57	59,859
01/01/2015 to 12/31/2015	$12.57	$11.98	34,602

A-8

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$9.96	$9.95	0
01/01/2010 to 12/31/2010	$9.95	$10.59	0
01/01/2011 to 12/31/2011	$10.59	$10.97	0
01/01/2012 to 12/31/2012	$10.97	$11.01	0
01/01/2013 to 12/31/2013	$11.01	$10.68	0
01/01/2014 to 12/31/2014	$10.68	$10.38	0
01/01/2015 to 12/31/2015	$10.38	$10.08	0
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.94	$9.57	5,603
01/01/2010 to 12/31/2010	$9.57	$10.30	156,943
01/01/2011 to 12/31/2011	$10.30	$11.00	575,620
01/01/2012 to 12/31/2012	$11.00	$11.15	307,580
01/01/2013 to 12/31/2013	$11.15	$10.78	65,976
01/01/2014 to 12/31/2014	$10.78	$10.54	48,868
01/01/2015 to 12/31/2015	$10.54	$10.24	70,315
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.67	310,356
01/01/2011 to 12/31/2011	$10.67	$11.57	645,073
01/01/2012 to 12/31/2012	$11.57	$11.84	401,438
01/01/2013 to 12/31/2013	$11.84	$11.29	152,935
01/01/2014 to 12/31/2014	$11.29	$11.15	98,153
01/01/2015 to 12/31/2015	$11.15	$10.87	102,044
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92	$9.64	0
01/01/2010 to 12/31/2010	$9.64	$10.43	0
01/01/2011 to 12/31/2011	$10.43	$11.53	794,107
01/01/2012 to 12/31/2012	$11.53	$11.87	526,285
01/01/2013 to 12/31/2013	$11.87	$11.19	279,656
01/01/2014 to 12/31/2014	$11.19	$11.18	103,650
01/01/2015 to 12/31/2015	$11.18	$10.98	46,085
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.91	$9.54	0
01/01/2010 to 12/31/2010	$9.54	$10.34	6,929
01/01/2011 to 12/31/2011	$10.34	$11.67	0
01/01/2012 to 12/31/2012	$11.67	$12.03	305,082
01/01/2013 to 12/31/2013	$12.03	$11.15	288,796
01/01/2014 to 12/31/2014	$11.15	$11.31	135,552
01/01/2015 to 12/31/2015	$11.31	$11.13	95,794
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88	$9.21	0
01/01/2010 to 12/31/2010	$9.21	$10.03	100,282
01/01/2011 to 12/31/2011	$10.03	$11.59	8,944
01/01/2012 to 12/31/2012	$11.59	$12.00	7,256
01/01/2013 to 12/31/2013	$12.00	$10.92	685,862
01/01/2014 to 12/31/2014	$10.92	$11.28	352,471
01/01/2015 to 12/31/2015	$11.28	$11.15	403,648
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.91	64,449
01/01/2011 to 12/31/2011	$10.91	$12.78	706,219
01/01/2012 to 12/31/2012	$12.78	$13.29	323,557
01/01/2013 to 12/31/2013	$13.29	$12.03	15,261
01/01/2014 to 12/31/2014	$12.03	$12.61	444,243
01/01/2015 to 12/31/2015	$12.61	$12.50	557,426
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.92	329,141
01/01/2012 to 12/31/2012	$11.92	$12.28	414,448
01/01/2013 to 12/31/2013	$12.28	$10.79	45,625
01/01/2014 to 12/31/2014	$10.79	$11.59	42,773
01/01/2015 to 12/31/2015	$11.59	$11.52	183,525

A-9

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.31	155,312
01/01/2013 to 12/31/2013	$10.31	$9.01	1,001,752
01/01/2014 to 12/31/2014	$9.01	$9.88	492,219
01/01/2015 to 12/31/2015	$9.88	$9.88	80,752
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.67	405,665
01/01/2014 to 12/31/2014	$8.67	$9.68	251,870
01/01/2015 to 12/31/2015	$9.68	$9.69	11,220
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.21	52,018
01/01/2015 to 12/31/2015	$11.21	$11.13	616,068
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.85	197,716
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.48	$9.13	708,219
01/01/2010 to 12/31/2010	$9.13	$10.08	749,579
01/01/2011 to 12/31/2011	$10.08	$9.58	281,330
01/01/2012 to 12/31/2012	$9.58	$10.60	358,749
01/01/2013 to 12/31/2013	$10.60	$12.66	307,488
01/01/2014 to 12/31/2014	$12.66	$13.19	309,371
01/01/2015 to 12/31/2015	$13.19	$12.91	223,785
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$6.68	$10.04	39,209
01/01/2010 to 12/31/2010	$10.04	$12.58	51,647
01/01/2011 to 12/31/2011	$12.58	$13.05	12,690
01/01/2012 to 12/31/2012	$13.05	$14.65	15,675
01/01/2013 to 12/31/2013	$14.65	$14.71	10,375
01/01/2014 to 12/31/2014	$14.71	$18.75	11,401
01/01/2015 to 12/31/2015	$18.75	$19.14	10,065
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.64	$7.97	6,997
01/01/2010 to 12/31/2010	$7.97	$8.76	13,269
01/01/2011 to 12/31/2011	$8.76	$8.05	4,169
01/01/2012 to 12/31/2012	$8.05	$9.38	4,513
01/01/2013 to 12/31/2013	$9.38	$12.20	2,530
01/01/2014 to 12/31/2014	$12.20	$13.43	6,298
01/01/2015 to 12/31/2015	$13.43	$12.47	10,989
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.32	$11.11	17,908
01/01/2010 to 12/31/2010	$11.11	$12.96	39,965
01/01/2011 to 12/31/2011	$12.96	$12.25	10,818
01/01/2012 to 12/31/2012	$12.25	$14.26	13,842
01/01/2013 to 12/31/2013	$14.26	$18.35	17,574
01/01/2014 to 12/31/2014	$18.35	$19.92	17,554
01/01/2015 to 12/31/2015	$19.92	$18.29	14,778
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.93	$8.71	23,375
01/01/2010 to 12/31/2010	$8.71	$9.54	49,989
01/01/2011 to 12/31/2011	$9.54	$9.24	18,206
01/01/2012 to 12/31/2012	$9.24	$10.20	15,220
01/01/2013 to 12/31/2013	$10.20	$13.37	1,249
01/01/2014 to 12/31/2014	$13.37	$13.22	881
01/01/2015 to 12/31/2015	$13.22	$12.09	1,539

A-10

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$7.48	$9.75	27,547
01/01/2010 to 12/31/2010	$9.75	$10.86	42,682
01/01/2011 to 12/31/2011	$10.86	$9.21	14,523
01/01/2012 to 12/31/2012	$9.21	$10.79	13,807
01/01/2013 to 12/31/2013	$10.79	$12.51	28,143
01/01/2014 to 12/31/2014	$12.51	$11.50	24,466
01/01/2015 to 12/31/2015	$11.50	$11.55	5,355
AST International Value Portfolio
05/01/2009 to 12/31/2009	$8.11	$10.46	44,606
01/01/2010 to 12/31/2010	$10.46	$11.31	49,149
01/01/2011 to 12/31/2011	$11.31	$9.63	11,615
01/01/2012 to 12/31/2012	$9.63	$10.94	25,404
01/01/2013 to 12/31/2013	$10.94	$12.72	12,457
01/01/2014 to 12/31/2014	$12.72	$11.56	6,767
01/01/2015 to 12/31/2015	$11.56	$11.34	7,158
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$7.60	$10.15	9,545
01/01/2010 to 12/31/2010	$10.15	$10.59	37,715
01/01/2011 to 12/31/2011	$10.59	$9.37	12,895
01/01/2012 to 12/31/2012	$9.37	$11.12	15,160
01/01/2013 to 12/31/2013	$11.12	$12.49	9,996
01/01/2014 to 12/31/2014	$12.49	$11.38	11,150
01/01/2015 to 12/31/2015	$11.38	$10.77	5,676
AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$5.99	$7.55	12,659
01/01/2010 to 12/31/2010	$7.55	$8.32	4,760
01/01/2011 to 12/31/2011	$8.32	$7.76	3,241
01/01/2012 to 12/31/2012	$7.76	$8.83	12,829
01/01/2013 to 12/31/2013	$8.83	$12.02	34,651
01/01/2014 to 12/31/2014	$12.02	$13.31	26,370
01/01/2015 to 12/31/2015	$13.31	$11.94	11,313
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.91	$8.75	37,494
01/01/2010 to 12/31/2010	$8.75	$10.20	63,578
01/01/2011 to 12/31/2011	$10.20	$9.84	22,561
01/01/2012 to 12/31/2012	$9.84	$10.76	21,520
01/01/2013 to 12/31/2013	$10.76	$14.30	4,048
01/01/2014 to 12/31/2014	$14.30	$15.40	11,540
01/01/2015 to 12/31/2015	$15.40	$16.50	7,022
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$8.89	$10.66	27,186
01/01/2010 to 12/31/2010	$10.66	$11.77	21,065
01/01/2011 to 12/31/2011	$11.77	$12.63	24,541
01/01/2012 to 12/31/2012	$12.63	$13.02	18,227
01/01/2013 to 12/31/2013	$13.02	$12.42	10,377
01/01/2014 to 12/31/2014	$12.42	$12.86	11,063
01/01/2015 to 12/31/2015	$12.86	$12.45	11,392
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$7.93	$9.58	7,736
01/01/2010 to 12/31/2010	$9.58	$10.51	8,723
01/01/2011 to 12/31/2011	$10.51	$10.18	3,745
01/01/2012 to 12/31/2012	$10.18	$11.60	12,102
01/01/2013 to 12/31/2013	$11.60	$15.44	16,542
01/01/2014 to 12/31/2014	$15.44	$16.33	14,230
01/01/2015 to 12/31/2015	$16.33	$17.05	2,029

A-11

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.05	$9.30	8,401
01/01/2010 to 12/31/2010	$9.30	$11.19	30,309
01/01/2011 to 12/31/2011	$11.19	$10.52	11,640
01/01/2012 to 12/31/2012	$10.52	$12.13	14,025
01/01/2013 to 12/31/2013	$12.13	$15.63	20,604
01/01/2014 to 12/31/2014	$15.63	$17.49	17,595
01/01/2015 to 12/31/2015	$17.49	$15.91	2,372
AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.32	$10.14	186,292
01/01/2010 to 12/31/2010	$10.14	$9.88	56,299
01/01/2011 to 12/31/2011	$9.88	$9.62	49,295
01/01/2012 to 12/31/2012	$9.62	$9.36	40,412
01/01/2013 to 12/31/2013	$9.36	$9.11	11,715
01/01/2014 to 12/31/2014	$9.11	$8.87	8,866
01/01/2015 to 12/31/2015	$8.87	$8.64	3,453
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.41	$10.38	8,686
01/01/2010 to 12/31/2010	$10.38	$13.00	18,742
01/01/2011 to 12/31/2011	$13.00	$12.87	5,978
01/01/2012 to 12/31/2012	$12.87	$14.08	12,258
01/01/2013 to 12/31/2013	$14.08	$18.17	4,962
01/01/2014 to 12/31/2014	$18.17	$19.10	5,605
01/01/2015 to 10/16/2015	$19.10	$19.42	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.84	$8.27	9,909
01/01/2010 to 12/31/2010	$8.27	$9.69	15,269
01/01/2011 to 04/29/2011	$9.69	$10.83	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.67	$8.99	13,800
01/01/2010 to 12/31/2010	$8.99	$10.81	36,557
01/01/2011 to 12/31/2011	$10.81	$10.26	11,055
01/01/2012 to 12/31/2012	$10.26	$11.70	14,944
01/01/2013 to 12/31/2013	$11.70	$16.17	7,481
01/01/2014 to 12/31/2014	$16.17	$17.99	9,475
01/01/2015 to 12/31/2015	$17.99	$16.53	4,991
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.86	$10.22	159,770
01/01/2010 to 12/31/2010	$10.22	$11.00	172,519
01/01/2011 to 12/31/2011	$11.00	$10.81	76,467
01/01/2012 to 12/31/2012	$10.81	$11.62	85,882
01/01/2013 to 12/31/2013	$11.62	$12.35	28,140
01/01/2014 to 12/31/2014	$12.35	$12.72	44,324
01/01/2015 to 12/31/2015	$12.72	$12.40	24,783
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$7.01	$9.09	19,394
01/01/2010 to 12/31/2010	$9.09	$11.73	35,005
01/01/2011 to 12/31/2011	$11.73	$9.92	19,569
01/01/2012 to 12/31/2012	$9.92	$11.60	17,162
01/01/2013 to 12/31/2013	$11.60	$15.89	14,881
01/01/2014 to 12/31/2014	$15.89	$16.24	15,001
01/01/2015 to 12/31/2015	$16.24	$16.02	5,061
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.46	$9.76	4,989
01/01/2010 to 12/31/2010	$9.76	$12.96	8,672
01/01/2011 to 12/31/2011	$12.96	$12.49	3,795
01/01/2012 to 12/31/2012	$12.49	$13.64	9,240
01/01/2013 to 12/31/2013	$13.64	$17.95	10,329
01/01/2014 to 12/31/2014	$17.95	$18.14	9,004
01/01/2015 to 12/31/2015	$18.14	$17.80	6,659

A-12

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.42	$9.59	57,584
01/01/2010 to 12/31/2010	$9.59	$11.76	57,699
01/01/2011 to 12/31/2011	$11.76	$10.77	18,951
01/01/2012 to 12/31/2012	$10.77	$12.38	25,564
01/01/2013 to 12/31/2013	$12.38	$16.57	26,533
01/01/2014 to 12/31/2014	$16.57	$16.98	21,303
01/01/2015 to 12/31/2015	$16.98	$15.81	9,112
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$6.07	$7.73	14,808
01/01/2010 to 12/31/2010	$7.73	$8.52	17,597
01/01/2011 to 12/31/2011	$8.52	$8.16	8,102
01/01/2012 to 12/31/2012	$8.16	$9.32	19,482
01/01/2013 to 12/31/2013	$9.32	$11.76	24,827
01/01/2014 to 12/31/2014	$11.76	$12.30	22,884
01/01/2015 to 10/16/2015	$12.30	$11.31	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.57	$11.25	13,227
01/01/2010 to 12/31/2010	$11.25	$12.68	16,377
01/01/2011 to 12/31/2011	$12.68	$12.14	5,215
01/01/2012 to 12/31/2012	$12.14	$13.89	7,212
01/01/2013 to 12/31/2013	$13.89	$19.48	20,350
01/01/2014 to 12/31/2014	$19.48	$20.55	17,245
01/01/2015 to 12/31/2015	$20.55	$21.92	13,928
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$9.71	$10.73	31,524
01/01/2010 to 12/31/2010	$10.73	$11.04	39,047
01/01/2011 to 12/31/2011	$11.04	$11.19	17,715
01/01/2012 to 12/31/2012	$11.19	$11.46	17,456
01/01/2013 to 12/31/2013	$11.46	$10.74	6,107
01/01/2014 to 12/31/2014	$10.74	$10.52	6,879
01/01/2015 to 12/31/2015	$10.52	$9.76	3,304
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.32	$9.99	50,536
01/01/2010 to 12/31/2010	$9.99	$10.49	80,747
01/01/2011 to 12/31/2011	$10.49	$10.83	33,098
01/01/2012 to 12/31/2012	$10.83	$11.37	41,891
01/01/2013 to 12/31/2013	$11.37	$10.90	64,111
01/01/2014 to 12/31/2014	$10.90	$11.38	62,478
01/01/2015 to 12/31/2015	$11.38	$11.21	33,189
Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$7.46	$9.41	2,694
01/01/2010 to 07/16/2010	$9.41	$8.89	0
Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$9.09	$11.76	1,366
01/01/2010 to 07/16/2010	$11.76	$10.93	0
Wells Fargo VT International Equity Fund – Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$8.91	$10.72	2,060
01/01/2011 to 12/31/2011	$10.72	$9.10	775
01/01/2012 to 12/31/2012	$9.10	$10.07	1,130
01/01/2013 to 12/31/2013	$10.07	$11.76	873
01/01/2014 to 12/31/2014	$11.76	$10.84	538
01/01/2015 to 12/31/2015	$10.84	$10.79	346

A-13

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Wells Fargo VT Omega Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$10.93	$13.72	1,684
01/01/2011 to 12/31/2011	$13.72	$12.64	457
01/01/2012 to 12/31/2012	$12.64	$14.86	898
01/01/2013 to 12/31/2013	$14.86	$20.28	821
01/01/2014 to 12/31/2014	$20.28	$20.55	819
01/01/2015 to 12/31/2015	$20.55	$20.33	134

*	Denotes the start date of these sub-accounts

Optimum Four

Prudential Annuities Life Assurance Corporation

Prospectus

ACCUMULATION UNIT VALUES: With No Optional Benefits (1.65%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$11.01	21,829,919
01/01/2007 to 12/31/2007	$11.01	$11.83	30,616,578
01/01/2008 to 12/31/2008	$11.83	$7.93	35,995,508
01/01/2009 to 12/31/2009	$7.93	$9.70	107,441,591
01/01/2010 to 12/31/2010	$9.70	$10.68	133,580,486
01/01/2011 to 12/31/2011	$10.68	$10.22	102,346,558
01/01/2012 to 12/31/2012	$10.22	$11.32	108,178,074
01/01/2013 to 12/31/2013	$11.32	$12.24	100,174,797
01/01/2014 to 12/31/2014	$12.24	$12.50	87,606,755
01/01/2015 to 12/31/2015	$12.50	$11.90	68,782,936
AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$11.90	$13.68	3,984,557
01/01/2007 to 12/31/2007	$13.68	$13.44	3,435,528
01/01/2008 to 12/31/2008	$13.44	$8.62	2,803,150
01/01/2009 to 12/31/2009	$8.62	$9.99	4,930,435
01/01/2010 to 12/31/2010	$9.99	$11.18	6,178,407
01/01/2011 to 12/31/2011	$11.18	$11.39	5,937,210
01/01/2012 to 05/04/2012	$11.39	$12.38	0
AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.90	7,315,279
01/01/2007 to 12/31/2007	$10.90	$11.70	12,873,620
01/01/2008 to 12/31/2008	$11.70	$8.20	24,018,186
01/01/2009 to 12/31/2009	$8.20	$9.95	97,458,970
01/01/2010 to 12/31/2010	$9.95	$10.99	124,066,065
01/01/2011 to 12/31/2011	$10.99	$10.67	99,522,684
01/01/2012 to 12/31/2012	$10.67	$11.81	107,656,583
01/01/2013 to 12/31/2013	$11.81	$13.66	103,827,389
01/01/2014 to 12/31/2014	$13.66	$14.31	95,621,538
01/01/2015 to 12/31/2015	$14.31	$14.14	86,642,320

A-14

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.54	$10.76	22,394,558
01/01/2007 to 12/31/2007	$10.76	$11.31	20,392,150
01/01/2008 to 12/31/2008	$11.31	$11.24	15,403,578
01/01/2009 to 12/31/2009	$11.24	$12.19	19,779,745
01/01/2010 to 12/31/2010	$12.19	$12.46	20,255,855
01/01/2011 to 12/31/2011	$12.46	$12.53	18,155,075
01/01/2012 to 12/31/2012	$12.53	$12.90	15,540,231
01/01/2013 to 12/31/2013	$12.90	$12.41	10,724,539
01/01/2014 to 12/31/2014	$12.41	$12.19	7,424,203
01/01/2015 to 12/31/2015	$12.19	$12.05	5,743,361
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$11.40	$11.63	21,700,661
01/01/2007 to 12/31/2007	$11.63	$12.39	21,645,194
01/01/2008 to 12/31/2008	$12.39	$11.91	20,478,277
01/01/2009 to 12/31/2009	$11.91	$13.65	59,442,486
01/01/2010 to 12/31/2010	$13.65	$14.46	75,211,006
01/01/2011 to 12/31/2011	$14.46	$14.67	60,233,010
01/01/2012 to 12/31/2012	$14.67	$15.77	65,143,645
01/01/2013 to 12/31/2013	$15.77	$15.23	54,477,871
01/01/2014 to 12/31/2014	$15.23	$15.61	44,662,030
01/01/2015 to 12/31/2015	$15.61	$15.03	35,594,616
AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.19	23,048,850
01/01/2007 to 12/31/2007	$11.19	$12.07	31,465,957
01/01/2008 to 12/31/2008	$12.07	$7.73	32,624,883
01/01/2009 to 12/31/2009	$7.73	$9.52	118,425,926
01/01/2010 to 12/31/2010	$9.52	$10.62	141,306,019
01/01/2011 to 12/31/2011	$10.62	$10.19	100,099,910
01/01/2012 to 12/31/2012	$10.19	$11.40	113,717,767
01/01/2013 to 12/31/2013	$11.40	$13.75	125,316,122
01/01/2014 to 12/31/2014	$13.75	$14.47	121,728,074
01/01/2015 to 12/31/2015	$14.47	$14.31	113,394,276
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$20.88	$28.08	3,925,105
01/01/2007 to 12/31/2007	$28.08	$22.11	2,254,421
01/01/2008 to 12/31/2008	$22.11	$14.12	1,741,032
01/01/2009 to 12/31/2009	$14.12	$18.32	2,154,565
01/01/2010 to 12/31/2010	$18.32	$23.19	2,674,245
01/01/2011 to 12/31/2011	$23.19	$24.31	2,210,944
01/01/2012 to 12/31/2012	$24.31	$27.58	2,291,954
01/01/2013 to 12/31/2013	$27.58	$27.98	2,083,185
01/01/2014 to 12/31/2014	$27.98	$36.02	2,044,785
01/01/2015 to 12/31/2015	$36.02	$37.14	1,780,125
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.81	$13.62	23,350,650
01/01/2007 to 12/31/2007	$13.62	$14.08	19,997,748
01/01/2008 to 12/31/2008	$14.08	$8.22	14,384,005
01/01/2009 to 12/31/2009	$8.22	$9.63	15,821,358
01/01/2010 to 12/31/2010	$9.63	$10.69	15,820,580
01/01/2011 to 12/31/2011	$10.69	$9.94	12,948,030
01/01/2012 to 12/31/2012	$9.94	$11.69	10,758,682
01/01/2013 to 12/31/2013	$11.69	$15.36	8,989,436
01/01/2014 to 12/31/2014	$15.36	$17.09	7,637,977
01/01/2015 to 12/31/2015	$17.09	$16.03	9,591,291

A-15

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.16	$12.71	4,189,111
01/01/2007 to 12/31/2007	$12.71	$14.92	3,918,725
01/01/2008 to 12/31/2008	$14.92	$8.69	2,808,881
01/01/2009 to 12/31/2009	$8.69	$13.42	5,868,356
01/01/2010 to 12/31/2010	$13.42	$15.82	6,728,348
01/01/2011 to 12/31/2011	$15.82	$15.10	4,560,864
01/01/2012 to 12/31/2012	$15.10	$17.76	4,904,077
01/01/2013 to 12/31/2013	$17.76	$23.09	5,099,534
01/01/2014 to 12/31/2014	$23.09	$25.32	4,212,533
01/01/2015 to 12/31/2015	$25.32	$23.49	6,589,806
AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.47	$16.13	4,397,725
01/01/2007 to 12/31/2007	$16.13	$16.05	3,751,417
01/01/2008 to 12/31/2008	$16.05	$9.90	2,589,179
01/01/2009 to 12/31/2009	$9.90	$11.51	3,294,871
01/01/2010 to 12/31/2010	$11.51	$12.73	3,942,580
01/01/2011 to 12/31/2011	$12.73	$12.46	3,528,509
01/01/2012 to 12/31/2012	$12.46	$13.89	3,502,241
01/01/2013 to 12/31/2013	$13.89	$18.40	2,924,047
01/01/2014 to 12/31/2014	$18.40	$18.38	2,608,050
01/01/2015 to 12/31/2015	$18.38	$16.98	1,990,270
AST International Growth Portfolio
01/01/2006 to 12/31/2006	$17.54	$20.87	9,628,446
01/01/2007 to 12/31/2007	$20.87	$24.43	8,347,423
01/01/2008 to 12/31/2008	$24.43	$11.96	6,129,240
01/01/2009 to 12/31/2009	$11.96	$15.91	6,854,079
01/01/2010 to 12/31/2010	$15.91	$17.92	7,241,298
01/01/2011 to 12/31/2011	$17.92	$15.34	5,734,722
01/01/2012 to 12/31/2012	$15.34	$18.16	4,942,527
01/01/2013 to 12/31/2013	$18.16	$21.27	4,582,698
01/01/2014 to 12/31/2014	$21.27	$19.76	3,989,471
01/01/2015 to 12/31/2015	$19.76	$20.05	3,324,751
AST International Value Portfolio
01/01/2006 to 12/31/2006	$14.36	$18.00	3,305,654
01/01/2007 to 12/31/2007	$18.00	$20.85	4,044,519
01/01/2008 to 12/31/2008	$20.85	$11.48	2,393,870
01/01/2009 to 12/31/2009	$11.48	$14.74	3,492,926
01/01/2010 to 12/31/2010	$14.74	$16.10	3,649,081
01/01/2011 to 12/31/2011	$16.10	$13.85	2,916,031
01/01/2012 to 12/31/2012	$13.85	$15.89	2,668,328
01/01/2013 to 12/31/2013	$15.89	$18.67	2,705,225
01/01/2014 to 12/31/2014	$18.67	$17.13	2,548,306
01/01/2015 to 12/31/2015	$17.13	$16.99	2,467,892
AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$13.84	$16.71	4,715,269
01/01/2007 to 12/31/2007	$16.71	$17.98	4,504,935
01/01/2008 to 12/31/2008	$17.98	$10.37	2,459,224
01/01/2009 to 12/31/2009	$10.37	$13.86	5,086,873
01/01/2010 to 12/31/2010	$13.86	$14.60	5,905,133
01/01/2011 to 12/31/2011	$14.60	$13.05	4,359,903
01/01/2012 to 12/31/2012	$13.05	$15.65	4,428,816
01/01/2013 to 12/31/2013	$15.65	$17.75	4,647,244
01/01/2014 to 12/31/2014	$17.75	$16.35	4,276,895
01/01/2015 to 12/31/2015	$16.35	$15.63	3,960,328

A-16

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.69	$13.62	5,568,043
01/01/2007 to 12/31/2007	$13.62	$13.00	4,973,375
01/01/2008 to 12/31/2008	$13.00	$7.48	4,027,564
01/01/2009 to 12/31/2009	$7.48	$8.78	5,087,827
01/01/2010 to 12/31/2010	$8.78	$9.78	5,307,829
01/01/2011 to 12/31/2011	$9.78	$9.21	4,698,568
01/01/2012 to 12/31/2012	$9.21	$10.59	4,248,181
01/01/2013 to 12/31/2013	$10.59	$14.57	5,494,376
01/01/2014 to 12/31/2014	$14.57	$16.30	5,782,801
01/01/2015 to 12/31/2015	$16.30	$14.77	4,317,804
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.88	$13.59	26,497,526
01/01/2007 to 12/31/2007	$13.59	$15.36	23,963,028
01/01/2008 to 12/31/2008	$15.36	$8.51	16,673,165
01/01/2009 to 12/31/2009	$8.51	$10.86	17,250,307
01/01/2010 to 12/31/2010	$10.86	$12.79	17,364,094
01/01/2011 to 12/31/2011	$12.79	$12.47	14,080,420
01/01/2012 to 12/31/2012	$12.47	$13.77	11,942,585
01/01/2013 to 12/31/2013	$13.77	$18.50	9,091,584
01/01/2014 to 12/31/2014	$18.50	$20.12	9,720,568
01/01/2015 to 12/31/2015	$20.12	$21.78	7,424,343
AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$12.20	$13.17	10,147,675
01/01/2007 to 12/31/2007	$13.17	$13.74	8,365,789
01/01/2008 to 12/31/2008	$13.74	$10.37	8,586,978
01/01/2009 to 12/31/2009	$10.37	$13.73	10,096,051
01/01/2010 to 12/31/2010	$13.73	$15.32	8,604,037
01/01/2011 to 12/31/2011	$15.32	$16.60	9,200,629
01/01/2012 to 12/31/2012	$16.60	$17.29	8,547,651
01/01/2013 to 12/31/2013	$17.29	$16.67	6,345,324
01/01/2014 to 12/31/2014	$16.67	$17.44	6,499,325
01/01/2015 to 12/31/2015	$17.44	$17.05	6,830,418
AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$10.43	$11.25	4,572,301
01/01/2007 to 12/31/2007	$11.25	$12.73	3,902,210
01/01/2008 to 12/31/2008	$12.73	$7.98	3,159,245
01/01/2009 to 12/31/2009	$7.98	$9.75	4,944,538
01/01/2010 to 12/31/2010	$9.75	$10.82	5,238,425
01/01/2011 to 12/31/2011	$10.82	$10.57	4,289,955
01/01/2012 to 12/31/2012	$10.57	$12.18	4,420,398
01/01/2013 to 12/31/2013	$12.18	$16.37	4,361,903
01/01/2014 to 12/31/2014	$16.37	$17.50	3,793,575
01/01/2015 to 12/31/2015	$17.50	$18.46	3,157,980
AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.83	$14.42	1,907,063
01/01/2007 to 12/31/2007	$14.42	$14.57	1,540,522
01/01/2008 to 12/31/2008	$14.57	$8.87	1,381,269
01/01/2009 to 12/31/2009	$8.87	$12.11	2,137,413
01/01/2010 to 12/31/2010	$12.11	$14.72	2,978,973
01/01/2011 to 12/31/2011	$14.72	$13.98	2,405,087
01/01/2012 to 12/31/2012	$13.98	$16.28	2,424,624
01/01/2013 to 12/31/2013	$16.28	$21.20	2,138,372
01/01/2014 to 12/31/2014	$21.20	$23.97	1,904,816
01/01/2015 to 12/31/2015	$23.97	$22.02	1,494,027

A-17

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.88	$10.16	46,325,237
01/01/2007 to 12/31/2007	$10.16	$10.48	56,111,128
01/01/2008 to 12/31/2008	$10.48	$10.57	91,319,625
01/01/2009 to 12/31/2009	$10.57	$10.42	66,786,776
01/01/2010 to 12/31/2010	$10.42	$10.25	50,307,852
01/01/2011 to 12/31/2011	$10.25	$10.09	50,902,069
01/01/2012 to 12/31/2012	$10.09	$9.92	39,894,836
01/01/2013 to 12/31/2013	$9.92	$9.76	29,504,243
01/01/2014 to 12/31/2014	$9.76	$9.60	25,524,289
01/01/2015 to 12/31/2015	$9.60	$9.44	23,153,087
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.12	$13.59	5,378,198
01/01/2007 to 12/31/2007	$13.59	$16.34	6,560,811
01/01/2008 to 12/31/2008	$16.34	$9.13	3,042,143
01/01/2009 to 12/31/2009	$9.13	$11.65	4,022,837
01/01/2010 to 12/31/2010	$11.65	$14.75	5,702,161
01/01/2011 to 12/31/2011	$14.75	$14.75	4,466,247
01/01/2012 to 12/31/2012	$14.75	$16.30	3,764,767
01/01/2013 to 12/31/2013	$16.30	$21.26	3,561,170
01/01/2014 to 12/31/2014	$21.26	$22.57	3,128,103
01/01/2015 to 10/16/2015	$22.57	$23.14	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$11.83	$12.53	1,174,654
01/01/2007 to 12/31/2007	$12.53	$14.63	1,215,825
01/01/2008 to 12/31/2008	$14.63	$8.27	768,282
01/01/2009 to 12/31/2009	$8.27	$9.97	1,585,215
01/01/2010 to 12/31/2010	$9.97	$11.79	2,045,616
01/01/2011 to 04/29/2011	$11.79	$13.23	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.99	$17.42	9,574,218
01/01/2007 to 12/31/2007	$17.42	$17.67	8,191,847
01/01/2008 to 12/31/2008	$17.67	$10.03	5,184,438
01/01/2009 to 12/31/2009	$10.03	$13.88	5,689,131
01/01/2010 to 12/31/2010	$13.88	$16.85	5,901,157
01/01/2011 to 12/31/2011	$16.85	$16.16	4,911,194
01/01/2012 to 12/31/2012	$16.16	$18.62	4,148,499
01/01/2013 to 12/31/2013	$18.62	$26.00	4,423,739
01/01/2014 to 12/31/2014	$26.00	$29.21	4,014,110
01/01/2015 to 12/31/2015	$29.21	$27.11	3,114,772
AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.66	3,303,256
01/01/2007 to 12/31/2007	$10.66	$11.40	7,359,596
01/01/2008 to 12/31/2008	$11.40	$9.02	24,830,005
01/01/2009 to 12/31/2009	$9.02	$10.65	82,197,582
01/01/2010 to 12/31/2010	$10.65	$11.58	100,001,194
01/01/2011 to 12/31/2011	$11.58	$11.51	96,778,216
01/01/2012 to 12/31/2012	$11.51	$12.49	98,362,559
01/01/2013 to 12/31/2013	$12.49	$13.42	79,093,854
01/01/2014 to 12/31/2014	$13.42	$13.96	69,937,144
01/01/2015 to 12/31/2015	$13.96	$13.75	60,478,072

A-18

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$16.60	$18.43	4,641,175
01/01/2007 to 12/31/2007	$18.43	$20.16	4,026,646
01/01/2008 to 12/31/2008	$20.16	$11.08	2,977,983
01/01/2009 to 12/31/2009	$11.08	$14.46	3,702,808
01/01/2010 to 12/31/2010	$14.46	$18.85	4,200,876
01/01/2011 to 12/31/2011	$18.85	$16.11	4,029,967
01/01/2012 to 12/31/2012	$16.11	$19.02	3,987,156
01/01/2013 to 12/31/2013	$19.02	$26.34	3,589,232
01/01/2014 to 12/31/2014	$26.34	$27.19	3,049,744
01/01/2015 to 12/31/2015	$27.19	$27.10	2,435,616
AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$9.04	$10.01	1,867,490
01/01/2007 to 12/31/2007	$10.01	$10.55	1,740,242
01/01/2008 to 12/31/2008	$10.55	$6.74	1,375,635
01/01/2009 to 12/31/2009	$6.74	$8.88	2,524,147
01/01/2010 to 12/31/2010	$8.88	$11.91	4,648,452
01/01/2011 to 12/31/2011	$11.91	$11.60	3,213,655
01/01/2012 to 12/31/2012	$11.60	$12.80	3,096,260
01/01/2013 to 12/31/2013	$12.80	$17.01	4,073,887
01/01/2014 to 12/31/2014	$17.01	$17.37	3,201,641
01/01/2015 to 12/31/2015	$17.37	$17.22	3,111,281
AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.91	$17.61	9,098,178
01/01/2007 to 12/31/2007	$17.61	$16.34	8,130,632
01/01/2008 to 12/31/2008	$16.34	$11.30	6,242,966
01/01/2009 to 12/31/2009	$11.30	$14.11	6,242,625
01/01/2010 to 12/31/2010	$14.11	$17.49	6,195,308
01/01/2011 to 12/31/2011	$17.49	$16.17	5,166,090
01/01/2012 to 12/31/2012	$16.17	$18.79	3,913,693
01/01/2013 to 12/31/2013	$18.79	$25.39	3,418,708
01/01/2014 to 12/31/2014	$25.39	$26.29	2,808,610
01/01/2015 to 12/31/2015	$26.29	$24.74	2,217,703
AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$12.86	$15.34	5,318,094
01/01/2007 to 12/31/2007	$15.34	$14.55	4,469,636
01/01/2008 to 12/31/2008	$14.55	$8.32	2,874,755
01/01/2009 to 12/31/2009	$8.32	$10.13	3,572,238
01/01/2010 to 12/31/2010	$10.13	$11.28	4,182,015
01/01/2011 to 12/31/2011	$11.28	$10.91	3,313,597
01/01/2012 to 12/31/2012	$10.91	$12.58	4,588,707
01/01/2013 to 12/31/2013	$12.58	$16.05	5,133,443
01/01/2014 to 12/31/2014	$16.05	$16.96	4,589,369
01/01/2015 to 10/16/2015	$16.96	$15.72	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.81	$11.23	4,132,529
01/01/2007 to 12/31/2007	$11.23	$11.96	5,137,246
01/01/2008 to 12/31/2008	$11.96	$6.99	4,437,756
01/01/2009 to 12/31/2009	$6.99	$10.54	10,159,519
01/01/2010 to 12/31/2010	$10.54	$12.01	12,250,636
01/01/2011 to 12/31/2011	$12.01	$11.61	9,294,364
01/01/2012 to 12/31/2012	$11.61	$13.43	10,725,477
01/01/2013 to 12/31/2013	$13.43	$19.02	11,809,685
01/01/2014 to 12/31/2014	$19.02	$20.27	11,237,461
01/01/2015 to 12/31/2015	$20.27	$21.84	10,710,975

A-19

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$12.64	$13.21	6,093,700
01/01/2007 to 12/31/2007	$13.21	$14.24	6,452,566
01/01/2008 to 12/31/2008	$14.24	$13.67	4,228,137
01/01/2009 to 12/31/2009	$13.67	$15.07	6,337,072
01/01/2010 to 12/31/2010	$15.07	$15.67	7,114,847
01/01/2011 to 12/31/2011	$15.67	$16.05	6,639,260
01/01/2012 to 12/31/2012	$16.05	$16.61	5,533,305
01/01/2013 to 12/31/2013	$16.61	$15.72	4,600,108
01/01/2014 to 12/31/2014	$15.72	$15.55	3,672,856
01/01/2015 to 12/31/2015	$15.55	$14.59	2,897,161
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	213,630
01/01/2008 to 12/31/2008	$9.98	$9.30	4,064,760
01/01/2009 to 12/31/2009	$9.30	$10.21	12,750,275
01/01/2010 to 12/31/2010	$10.21	$10.83	17,651,916
01/01/2011 to 12/31/2011	$10.83	$11.29	18,170,336
01/01/2012 to 12/31/2012	$11.29	$11.98	18,416,796
01/01/2013 to 12/31/2013	$11.98	$11.60	17,928,589
01/01/2014 to 12/31/2014	$11.60	$12.23	19,702,934
01/01/2015 to 12/31/2015	$12.23	$12.18	18,938,735
Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$15.59	$18.88	1,081,552
01/01/2007 to 12/31/2007	$18.88	$21.35	1,401,663
01/01/2008 to 12/31/2008	$21.35	$12.29	984,931
01/01/2009 to 12/31/2009	$12.29	$14.01	668,798
01/01/2010 to 07/16/2010	$14.01	$13.31	0
Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$11.53	$12.03	241,307
01/01/2007 to 12/31/2007	$12.03	$13.24	249,298
01/01/2008 to 12/31/2008	$13.24	$9.48	271,517
01/01/2009 to 12/31/2009	$9.48	$13.42	749,780
01/01/2010 to 07/16/2010	$13.42	$12.54	0
Wells Fargo VT International Equity Fund – Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$13.33	$16.11	637,587
01/01/2011 to 12/31/2011	$16.11	$13.82	523,908
01/01/2012 to 12/31/2012	$13.82	$15.45	401,945
01/01/2013 to 12/31/2013	$15.45	$18.23	283,907
01/01/2014 to 12/31/2014	$18.23	$16.98	217,416
01/01/2015 to 12/31/2015	$16.98	$17.08	210,347
Wells Fargo VT Omega Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.54	$15.82	385,986
01/01/2011 to 12/31/2011	$15.82	$14.72	411,256
01/01/2012 to 12/31/2012	$14.72	$17.48	413,544
01/01/2013 to 12/31/2013	$17.48	$24.11	306,342
01/01/2014 to 12/31/2014	$24.11	$24.68	201,332
01/01/2015 to 12/31/2015	$24.68	$24.67	142,859

*	Denotes the start date of these sub-accounts

A-20

Optimum Four

Prudential Annuities Life Assurance Corporation

Prospectus

ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps OR GRO Plus 2008 60 bps and Combo 5%/HAV 80 bps (3.05%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.13	20,597
01/01/2010 to 12/31/2010	$12.13	$13.17	65,536
01/01/2011 to 12/31/2011	$13.17	$12.43	29,622
01/01/2012 to 12/31/2012	$12.43	$13.57	36,253
01/01/2013 to 12/31/2013	$13.57	$14.46	11,985
01/01/2014 to 12/31/2014	$14.46	$14.56	21,734
01/01/2015 to 12/31/2015	$14.56	$13.66	12,885
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.38	11,520
01/01/2010 to 12/31/2010	$12.38	$13.66	10,502
01/01/2011 to 12/31/2011	$13.66	$13.72	7,324
01/01/2012 to 05/04/2012	$13.72	$14.83	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.96	104,004
01/01/2010 to 12/31/2010	$11.96	$13.02	131,786
01/01/2011 to 12/31/2011	$13.02	$12.47	52,667
01/01/2012 to 12/31/2012	$12.47	$13.60	56,424
01/01/2013 to 12/31/2013	$13.60	$15.51	26,419
01/01/2014 to 12/31/2014	$15.51	$16.02	35,868
01/01/2015 to 12/31/2015	$16.02	$15.61	19,466
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.41	10,719
01/01/2010 to 12/31/2010	$10.41	$10.49	8,917
01/01/2011 to 12/31/2011	$10.49	$10.40	3,150
01/01/2012 to 12/31/2012	$10.40	$10.55	3,391
01/01/2013 to 12/31/2013	$10.55	$10.01	590
01/01/2014 to 12/31/2014	$10.01	$9.70	546
01/01/2015 to 12/31/2015	$9.70	$9.44	376
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$10.98	109,219
01/01/2010 to 12/31/2010	$10.98	$11.46	174,087
01/01/2011 to 12/31/2011	$11.46	$11.47	92,726
01/01/2012 to 12/31/2012	$11.47	$12.15	96,820
01/01/2013 to 12/31/2013	$12.15	$11.57	35,919
01/01/2014 to 12/31/2014	$11.57	$11.69	32,447
01/01/2015 to 12/31/2015	$11.69	$11.09	10,690
AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$9.96	$9.92	0
01/01/2010 to 12/31/2010	$9.92	$10.52	0
01/01/2011 to 12/31/2011	$10.52	$10.85	0
01/01/2012 to 12/31/2012	$10.85	$10.84	0
01/01/2013 to 12/31/2013	$10.84	$10.48	0
01/01/2014 to 12/31/2014	$10.48	$10.14	0
01/01/2015 to 12/31/2015	$10.14	$9.81	0

A-21

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.94	$9.54	10,856
01/01/2010 to 12/31/2010	$9.54	$10.23	53,548
01/01/2011 to 12/31/2011	$10.23	$10.88	99,457
01/01/2012 to 12/31/2012	$10.88	$10.98	49,369
01/01/2013 to 12/31/2013	$10.98	$10.58	31,441
01/01/2014 to 12/31/2014	$10.58	$10.30	14,936
01/01/2015 to 12/31/2015	$10.30	$9.96	16,585
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.63	78,013
01/01/2011 to 12/31/2011	$10.63	$11.48	166,186
01/01/2012 to 12/31/2012	$11.48	$11.70	128,946
01/01/2013 to 12/31/2013	$11.70	$11.11	97,521
01/01/2014 to 12/31/2014	$11.11	$10.92	54,941
01/01/2015 to 12/31/2015	$10.92	$10.61	64,784
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92	$9.61	0
01/01/2010 to 12/31/2010	$9.61	$10.36	0
01/01/2011 to 12/31/2011	$10.36	$11.41	300,079
01/01/2012 to 12/31/2012	$11.41	$11.69	203,929
01/01/2013 to 12/31/2013	$11.69	$10.98	124,021
01/01/2014 to 12/31/2014	$10.98	$10.93	85,105
01/01/2015 to 12/31/2015	$10.93	$10.68	60,763
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.91	$9.51	0
01/01/2010 to 12/31/2010	$9.51	$10.27	0
01/01/2011 to 12/31/2011	$10.27	$11.55	0
01/01/2012 to 12/31/2012	$11.55	$11.85	57,097
01/01/2013 to 12/31/2013	$11.85	$10.93	75,887
01/01/2014 to 12/31/2014	$10.93	$11.05	30,895
01/01/2015 to 12/31/2015	$11.05	$10.83	25,134
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88	$9.19	0
01/01/2010 to 12/31/2010	$9.19	$9.96	67,081
01/01/2011 to 12/31/2011	$9.96	$11.46	5,989
01/01/2012 to 12/31/2012	$11.46	$11.82	3,224
01/01/2013 to 12/31/2013	$11.82	$10.71	100,166
01/01/2014 to 12/31/2014	$10.71	$11.02	58,122
01/01/2015 to 12/31/2015	$11.02	$10.85	72,462
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.87	55,827
01/01/2011 to 12/31/2011	$10.87	$12.68	479,189
01/01/2012 to 12/31/2012	$12.68	$13.12	250,845
01/01/2013 to 12/31/2013	$13.12	$11.83	78,873
01/01/2014 to 12/31/2014	$11.83	$12.35	169,047
01/01/2015 to 12/31/2015	$12.35	$12.19	135,676
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.87	148,179
01/01/2012 to 12/31/2012	$11.87	$12.18	231,919
01/01/2013 to 12/31/2013	$12.18	$10.66	25,469
01/01/2014 to 12/31/2014	$10.66	$11.40	15,562
01/01/2015 to 12/31/2015	$11.40	$11.29	63,122
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.27	77,251
01/01/2013 to 12/31/2013	$10.27	$8.94	685,322
01/01/2014 to 12/31/2014	$8.94	$9.76	475,047
01/01/2015 to 12/31/2015	$9.76	$9.72	181,993

A-22

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.64	347,529
01/01/2014 to 12/31/2014	$8.64	$9.60	177,322
01/01/2015 to 12/31/2015	$9.60	$9.57	10,739
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.16	16,526
01/01/2015 to 12/31/2015	$11.16	$11.03	330,937
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.81	181,833
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.23	88,371
01/01/2010 to 12/31/2010	$12.23	$13.44	112,968
01/01/2011 to 12/31/2011	$13.44	$12.71	48,818
01/01/2012 to 12/31/2012	$12.71	$14.02	64,061
01/01/2013 to 12/31/2013	$14.02	$16.67	34,911
01/01/2014 to 12/31/2014	$16.67	$17.29	31,756
01/01/2015 to 12/31/2015	$17.29	$16.86	17,277
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61	$14.41	3,009
01/01/2010 to 12/31/2010	$14.41	$17.98	2,762
01/01/2011 to 12/31/2011	$17.98	$18.59	1,055
01/01/2012 to 12/31/2012	$18.59	$20.78	1,973
01/01/2013 to 12/31/2013	$20.78	$20.78	973
01/01/2014 to 12/31/2014	$20.78	$26.38	1,299
01/01/2015 to 12/31/2015	$26.38	$26.81	824
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$12.12	5,259
01/01/2010 to 12/31/2010	$12.12	$13.27	4,461
01/01/2011 to 12/31/2011	$13.27	$12.15	2,054
01/01/2012 to 12/31/2012	$12.15	$14.10	2,577
01/01/2013 to 12/31/2013	$14.10	$18.25	2,072
01/01/2014 to 12/31/2014	$18.25	$20.02	2,527
01/01/2015 to 12/31/2015	$20.02	$18.51	593
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.06	$13.39	10,087
01/01/2010 to 12/31/2010	$13.39	$15.56	11,918
01/01/2011 to 12/31/2011	$15.56	$14.64	5,719
01/01/2012 to 12/31/2012	$14.64	$16.97	5,361
01/01/2013 to 12/31/2013	$16.97	$21.75	3,788
01/01/2014 to 12/31/2014	$21.75	$23.52	5,202
01/01/2015 to 12/31/2015	$23.52	$21.51	3,500
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.67	3,083
01/01/2010 to 12/31/2010	$12.67	$13.81	2,749
01/01/2011 to 12/31/2011	$13.81	$13.33	1,157
01/01/2012 to 12/31/2012	$13.33	$14.65	912
01/01/2013 to 12/31/2013	$14.65	$19.12	533
01/01/2014 to 12/31/2014	$19.12	$18.83	3,009
01/01/2015 to 12/31/2015	$18.83	$17.15	1,113
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.18	2,490
01/01/2010 to 12/31/2010	$13.18	$14.63	11,291
01/01/2011 to 12/31/2011	$14.63	$12.35	3,255
01/01/2012 to 12/31/2012	$12.35	$14.42	4,810
01/01/2013 to 12/31/2013	$14.42	$16.64	2,931
01/01/2014 to 12/31/2014	$16.64	$15.24	3,701
01/01/2015 to 12/31/2015	$15.24	$15.24	2,164

A-23

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$13.01	2,413
01/01/2010 to 12/31/2010	$13.01	$14.02	2,501
01/01/2011 to 12/31/2011	$14.02	$11.88	1,271
01/01/2012 to 12/31/2012	$11.88	$13.44	1,073
01/01/2013 to 12/31/2013	$13.44	$15.57	345
01/01/2014 to 12/31/2014	$15.57	$14.08	415
01/01/2015 to 12/31/2015	$14.08	$13.76	251
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.50	6,659
01/01/2010 to 12/31/2010	$13.50	$14.02	15,984
01/01/2011 to 12/31/2011	$14.02	$12.35	3,646
01/01/2012 to 12/31/2012	$12.35	$14.60	4,897
01/01/2013 to 12/31/2013	$14.60	$16.33	2,837
01/01/2014 to 12/31/2014	$16.33	$14.82	3,439
01/01/2015 to 12/31/2015	$14.82	$13.97	1,733
AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.65	573
01/01/2010 to 12/31/2010	$12.65	$13.88	14,237
01/01/2011 to 12/31/2011	$13.88	$12.89	2,571
01/01/2012 to 12/31/2012	$12.89	$14.61	3,452
01/01/2013 to 12/31/2013	$14.61	$19.81	2,533
01/01/2014 to 12/31/2014	$19.81	$21.84	2,755
01/01/2015 to 12/31/2015	$21.84	$19.52	1,714
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.63	10,541
01/01/2010 to 12/31/2010	$12.63	$14.66	10,205
01/01/2011 to 12/31/2011	$14.66	$14.09	6,178
01/01/2012 to 12/31/2012	$14.09	$15.33	5,047
01/01/2013 to 12/31/2013	$15.33	$20.31	4,771
01/01/2014 to 12/31/2014	$20.31	$21.77	5,355
01/01/2015 to 12/31/2015	$21.77	$23.23	1,841
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.00	1,494
01/01/2010 to 12/31/2010	$12.00	$13.20	5,460
01/01/2011 to 12/31/2011	$13.20	$14.10	3,371
01/01/2012 to 12/31/2012	$14.10	$14.48	3,340
01/01/2013 to 12/31/2013	$14.48	$13.76	550
01/01/2014 to 12/31/2014	$13.76	$14.19	2,615
01/01/2015 to 12/31/2015	$14.19	$13.67	1,997
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.07	12,013
01/01/2010 to 12/31/2010	$12.07	$13.20	19,094
01/01/2011 to 12/31/2011	$13.20	$12.72	5,650
01/01/2012 to 12/31/2012	$12.72	$14.44	12,520
01/01/2013 to 12/31/2013	$14.44	$19.14	7,446
01/01/2014 to 12/31/2014	$19.14	$20.17	7,479
01/01/2015 to 12/31/2015	$20.17	$20.97	3,288
AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.14	12,399
01/01/2010 to 12/31/2010	$13.14	$15.75	8,558
01/01/2011 to 12/31/2011	$15.75	$14.74	4,926
01/01/2012 to 12/31/2012	$14.74	$16.92	5,226
01/01/2013 to 12/31/2013	$16.92	$21.73	2,453
01/01/2014 to 12/31/2014	$21.73	$24.22	4,675
01/01/2015 to 12/31/2015	$24.22	$21.93	1,847

A-24

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.00	$9.80	61,155
01/01/2010 to 12/31/2010	$9.80	$9.50	66,807
01/01/2011 to 12/31/2011	$9.50	$9.22	22,753
01/01/2012 to 12/31/2012	$9.22	$8.94	21,654
01/01/2013 to 12/31/2013	$8.94	$8.66	38,219
01/01/2014 to 12/31/2014	$8.66	$8.40	34,608
01/01/2015 to 12/31/2015	$8.40	$8.14	10,538
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.28	2,880
01/01/2010 to 12/31/2010	$12.28	$15.32	12,697
01/01/2011 to 12/31/2011	$15.32	$15.10	3,661
01/01/2012 to 12/31/2012	$15.10	$16.46	10,250
01/01/2013 to 12/31/2013	$16.46	$21.16	6,640
01/01/2014 to 12/31/2014	$21.16	$22.14	4,576
01/01/2015 to 10/16/2015	$22.14	$22.45	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.93	$11.99	1,364
01/01/2010 to 12/31/2010	$11.99	$13.98	13,027
01/01/2011 to 04/29/2011	$13.98	$15.60	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.62	1,324
01/01/2010 to 12/31/2010	$13.62	$16.31	2,199
01/01/2011 to 12/31/2011	$16.31	$15.42	751
01/01/2012 to 12/31/2012	$15.42	$17.51	4,345
01/01/2013 to 12/31/2013	$17.51	$24.10	3,593
01/01/2014 to 12/31/2014	$24.10	$26.70	2,440
01/01/2015 to 12/31/2015	$26.70	$24.42	683
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.53	117,847
01/01/2010 to 12/31/2010	$11.53	$12.36	141,279
01/01/2011 to 12/31/2011	$12.36	$12.10	76,596
01/01/2012 to 12/31/2012	$12.10	$12.95	76,027
01/01/2013 to 12/31/2013	$12.95	$13.71	18,950
01/01/2014 to 12/31/2014	$13.71	$14.06	22,497
01/01/2015 to 12/31/2015	$14.06	$13.65	38,106
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.90	3,606
01/01/2010 to 12/31/2010	$12.90	$16.57	4,862
01/01/2011 to 12/31/2011	$16.57	$13.96	5,255
01/01/2012 to 12/31/2012	$13.96	$16.25	5,823
01/01/2013 to 12/31/2013	$16.25	$22.19	4,781
01/01/2014 to 12/31/2014	$22.19	$22.57	6,128
01/01/2015 to 12/31/2015	$22.57	$22.18	3,068
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$13.05	1,009
01/01/2010 to 12/31/2010	$13.05	$17.25	4,684
01/01/2011 to 12/31/2011	$17.25	$16.57	1,545
01/01/2012 to 12/31/2012	$16.57	$18.01	4,955
01/01/2013 to 12/31/2013	$18.01	$23.61	3,505
01/01/2014 to 12/31/2014	$23.61	$23.76	1,821
01/01/2015 to 12/31/2015	$23.76	$23.22	565
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.85	758
01/01/2010 to 12/31/2010	$12.85	$15.70	9,508
01/01/2011 to 12/31/2011	$15.70	$14.31	2,394
01/01/2012 to 12/31/2012	$14.31	$16.40	3,290
01/01/2013 to 12/31/2013	$16.40	$21.84	2,171
01/01/2014 to 12/31/2014	$21.84	$22.29	2,870
01/01/2015 to 12/31/2015	$22.29	$20.68	1,386

A-25

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.82	240
01/01/2010 to 12/31/2010	$12.82	$14.07	187
01/01/2011 to 12/31/2011	$14.07	$13.42	1,337
01/01/2012 to 12/31/2012	$13.42	$15.25	120
01/01/2013 to 12/31/2013	$15.25	$19.18	429
01/01/2014 to 12/31/2014	$19.18	$19.98	1,130
01/01/2015 to 10/16/2015	$19.98	$18.32	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.07	5,649
01/01/2010 to 12/31/2010	$13.07	$14.68	16,473
01/01/2011 to 12/31/2011	$14.68	$13.99	4,943
01/01/2012 to 12/31/2012	$13.99	$15.95	7,580
01/01/2013 to 12/31/2013	$15.95	$22.27	3,641
01/01/2014 to 12/31/2014	$22.27	$23.39	8,038
01/01/2015 to 12/31/2015	$23.39	$24.85	3,791
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.03	7,216
01/01/2010 to 12/31/2010	$11.03	$11.31	13,161
01/01/2011 to 12/31/2011	$11.31	$11.42	8,552
01/01/2012 to 12/31/2012	$11.42	$11.65	8,562
01/01/2013 to 12/31/2013	$11.65	$10.87	953
01/01/2014 to 12/31/2014	$10.87	$10.59	1,094
01/01/2015 to 12/31/2015	$10.59	$9.80	886
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.68	608
01/01/2010 to 12/31/2010	$10.68	$11.17	8,009
01/01/2011 to 12/31/2011	$11.17	$11.48	2,004
01/01/2012 to 12/31/2012	$11.48	$12.00	4,104
01/01/2013 to 12/31/2013	$12.00	$11.46	1,345
01/01/2014 to 12/31/2014	$11.46	$11.91	3,980
01/01/2015 to 12/31/2015	$11.91	$11.69	2,333
Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$10.05	$12.65	96
01/01/2010 to 07/16/2010	$12.65	$11.93	0
Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$9.89	$12.76	471
01/01/2010 to 07/16/2010	$12.76	$11.82	0
Wells Fargo VT International Equity Fund – Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.94	$14.34	0
01/01/2011 to 12/31/2011	$14.34	$12.13	0
01/01/2012 to 12/31/2012	$12.13	$13.37	0
01/01/2013 to 12/31/2013	$13.37	$15.54	0
01/01/2014 to 12/31/2014	$15.54	$14.27	0
01/01/2015 to 12/31/2015	$14.27	$14.15	0
Wells Fargo VT Omega Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.82	$14.81	0
01/01/2011 to 12/31/2011	$14.81	$13.59	0
01/01/2012 to 12/31/2012	$13.59	$15.91	0
01/01/2013 to 12/31/2013	$15.91	$21.63	0
01/01/2014 to 12/31/2014	$21.63	$21.83	0
01/01/2015 to 12/31/2015	$21.83	$21.51	0

*	Denotes the start date of these sub-accounts

A-26

Optimum Plus

Prudential Annuities Life Assurance Corporation

Prospectus

ACCUMULATION UNIT VALUES: With No Optional Benefits (1.65%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$11.01	21,829,919
01/01/2007 to 12/31/2007	$11.01	$11.83	30,616,578
01/01/2008 to 12/31/2008	$11.83	$7.93	35,995,508
01/01/2009 to 12/31/2009	$7.93	$9.70	107,441,591
01/01/2010 to 12/31/2010	$9.70	$10.68	133,580,486
01/01/2011 to 12/31/2011	$10.68	$10.22	102,346,558
01/01/2012 to 12/31/2012	$10.22	$11.32	108,178,074
01/01/2013 to 12/31/2013	$11.32	$12.24	100,174,797
01/01/2014 to 12/31/2014	$12.24	$12.50	87,606,755
01/01/2015 to 12/31/2015	$12.50	$11.90	68,782,936
AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$11.90	$13.68	3,984,557
01/01/2007 to 12/31/2007	$13.68	$13.44	3,435,528
01/01/2008 to 12/31/2008	$13.44	$8.62	2,803,150
01/01/2009 to 12/31/2009	$8.62	$9.99	4,930,435
01/01/2010 to 12/31/2010	$9.99	$11.18	6,178,407
01/01/2011 to 12/31/2011	$11.18	$11.39	5,937,210
01/01/2012 to 05/04/2012	$11.39	$12.38	0
AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.90	7,315,279
01/01/2007 to 12/31/2007	$10.90	$11.70	12,873,620
01/01/2008 to 12/31/2008	$11.70	$8.20	24,018,186
01/01/2009 to 12/31/2009	$8.20	$9.95	97,458,970
01/01/2010 to 12/31/2010	$9.95	$10.99	124,066,065
01/01/2011 to 12/31/2011	$10.99	$10.67	99,522,684
01/01/2012 to 12/31/2012	$10.67	$11.81	107,656,583
01/01/2013 to 12/31/2013	$11.81	$13.66	103,827,389
01/01/2014 to 12/31/2014	$13.66	$14.31	95,621,538
01/01/2015 to 12/31/2015	$14.31	$14.14	86,642,320
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.54	$10.76	22,394,558
01/01/2007 to 12/31/2007	$10.76	$11.31	20,392,150
01/01/2008 to 12/31/2008	$11.31	$11.24	15,403,578
01/01/2009 to 12/31/2009	$11.24	$12.19	19,779,745
01/01/2010 to 12/31/2010	$12.19	$12.46	20,255,855
01/01/2011 to 12/31/2011	$12.46	$12.53	18,155,075
01/01/2012 to 12/31/2012	$12.53	$12.90	15,540,231
01/01/2013 to 12/31/2013	$12.90	$12.41	10,724,539
01/01/2014 to 12/31/2014	$12.41	$12.19	7,424,203
01/01/2015 to 12/31/2015	$12.19	$12.05	5,743,361
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$11.40	$11.63	21,700,661
01/01/2007 to 12/31/2007	$11.63	$12.39	21,645,194
01/01/2008 to 12/31/2008	$12.39	$11.91	20,478,277
01/01/2009 to 12/31/2009	$11.91	$13.65	59,442,486
01/01/2010 to 12/31/2010	$13.65	$14.46	75,211,006
01/01/2011 to 12/31/2011	$14.46	$14.67	60,233,010
01/01/2012 to 12/31/2012	$14.67	$15.77	65,143,645
01/01/2013 to 12/31/2013	$15.77	$15.23	54,477,871
01/01/2014 to 12/31/2014	$15.23	$15.61	44,662,030
01/01/2015 to 12/31/2015	$15.61	$15.03	35,594,616

A-27

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.19	23,048,850
01/01/2007 to 12/31/2007	$11.19	$12.07	31,465,957
01/01/2008 to 12/31/2008	$12.07	$7.73	32,624,883
01/01/2009 to 12/31/2009	$7.73	$9.52	118,425,926
01/01/2010 to 12/31/2010	$9.52	$10.62	141,306,019
01/01/2011 to 12/31/2011	$10.62	$10.19	100,099,910
01/01/2012 to 12/31/2012	$10.19	$11.40	113,717,767
01/01/2013 to 12/31/2013	$11.40	$13.75	125,316,122
01/01/2014 to 12/31/2014	$13.75	$14.47	121,728,074
01/01/2015 to 12/31/2015	$14.47	$14.31	113,394,276
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$20.88	$28.08	3,925,105
01/01/2007 to 12/31/2007	$28.08	$22.11	2,254,421
01/01/2008 to 12/31/2008	$22.11	$14.12	1,741,032
01/01/2009 to 12/31/2009	$14.12	$18.32	2,154,565
01/01/2010 to 12/31/2010	$18.32	$23.19	2,674,245
01/01/2011 to 12/31/2011	$23.19	$24.31	2,210,944
01/01/2012 to 12/31/2012	$24.31	$27.58	2,291,954
01/01/2013 to 12/31/2013	$27.58	$27.98	2,083,185
01/01/2014 to 12/31/2014	$27.98	$36.02	2,044,785
01/01/2015 to 12/31/2015	$36.02	$37.14	1,780,125
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.81	$13.62	23,350,650
01/01/2007 to 12/31/2007	$13.62	$14.08	19,997,748
01/01/2008 to 12/31/2008	$14.08	$8.22	14,384,005
01/01/2009 to 12/31/2009	$8.22	$9.63	15,821,358
01/01/2010 to 12/31/2010	$9.63	$10.69	15,820,580
01/01/2011 to 12/31/2011	$10.69	$9.94	12,948,030
01/01/2012 to 12/31/2012	$9.94	$11.69	10,758,682
01/01/2013 to 12/31/2013	$11.69	$15.36	8,989,436
01/01/2014 to 12/31/2014	$15.36	$17.09	7,637,977
01/01/2015 to 12/31/2015	$17.09	$16.03	9,591,291
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.16	$12.71	4,189,111
01/01/2007 to 12/31/2007	$12.71	$14.92	3,918,725
01/01/2008 to 12/31/2008	$14.92	$8.69	2,808,881
01/01/2009 to 12/31/2009	$8.69	$13.42	5,868,356
01/01/2010 to 12/31/2010	$13.42	$15.82	6,728,348
01/01/2011 to 12/31/2011	$15.82	$15.10	4,560,864
01/01/2012 to 12/31/2012	$15.10	$17.76	4,904,077
01/01/2013 to 12/31/2013	$17.76	$23.09	5,099,534
01/01/2014 to 12/31/2014	$23.09	$25.32	4,212,533
01/01/2015 to 12/31/2015	$25.32	$23.49	6,589,806
AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.47	$16.13	4,397,725
01/01/2007 to 12/31/2007	$16.13	$16.05	3,751,417
01/01/2008 to 12/31/2008	$16.05	$9.90	2,589,179
01/01/2009 to 12/31/2009	$9.90	$11.51	3,294,871
01/01/2010 to 12/31/2010	$11.51	$12.73	3,942,580
01/01/2011 to 12/31/2011	$12.73	$12.46	3,528,509
01/01/2012 to 12/31/2012	$12.46	$13.89	3,502,241
01/01/2013 to 12/31/2013	$13.89	$18.40	2,924,047
01/01/2014 to 12/31/2014	$18.40	$18.38	2,608,050
01/01/2015 to 12/31/2015	$18.38	$16.98	1,990,270

A-28

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST International Growth Portfolio
01/01/2006 to 12/31/2006	$17.54	$20.87	9,628,446
01/01/2007 to 12/31/2007	$20.87	$24.43	8,347,423
01/01/2008 to 12/31/2008	$24.43	$11.96	6,129,240
01/01/2009 to 12/31/2009	$11.96	$15.91	6,854,079
01/01/2010 to 12/31/2010	$15.91	$17.92	7,241,298
01/01/2011 to 12/31/2011	$17.92	$15.34	5,734,722
01/01/2012 to 12/31/2012	$15.34	$18.16	4,942,527
01/01/2013 to 12/31/2013	$18.16	$21.27	4,582,698
01/01/2014 to 12/31/2014	$21.27	$19.76	3,989,471
01/01/2015 to 12/31/2015	$19.76	$20.05	3,324,751
AST International Value Portfolio
01/01/2006 to 12/31/2006	$14.36	$18.00	3,305,654
01/01/2007 to 12/31/2007	$18.00	$20.85	4,044,519
01/01/2008 to 12/31/2008	$20.85	$11.48	2,393,870
01/01/2009 to 12/31/2009	$11.48	$14.74	3,492,926
01/01/2010 to 12/31/2010	$14.74	$16.10	3,649,081
01/01/2011 to 12/31/2011	$16.10	$13.85	2,916,031
01/01/2012 to 12/31/2012	$13.85	$15.89	2,668,328
01/01/2013 to 12/31/2013	$15.89	$18.67	2,705,225
01/01/2014 to 12/31/2014	$18.67	$17.13	2,548,306
01/01/2015 to 12/31/2015	$17.13	$16.99	2,467,892
AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$13.84	$16.71	4,715,269
01/01/2007 to 12/31/2007	$16.71	$17.98	4,504,935
01/01/2008 to 12/31/2008	$17.98	$10.37	2,459,224
01/01/2009 to 12/31/2009	$10.37	$13.86	5,086,873
01/01/2010 to 12/31/2010	$13.86	$14.60	5,905,133
01/01/2011 to 12/31/2011	$14.60	$13.05	4,359,903
01/01/2012 to 12/31/2012	$13.05	$15.65	4,428,816
01/01/2013 to 12/31/2013	$15.65	$17.75	4,647,244
01/01/2014 to 12/31/2014	$17.75	$16.35	4,276,895
01/01/2015 to 12/31/2015	$16.35	$15.63	3,960,328
AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.69	$13.62	5,568,043
01/01/2007 to 12/31/2007	$13.62	$13.00	4,973,375
01/01/2008 to 12/31/2008	$13.00	$7.48	4,027,564
01/01/2009 to 12/31/2009	$7.48	$8.78	5,087,827
01/01/2010 to 12/31/2010	$8.78	$9.78	5,307,829
01/01/2011 to 12/31/2011	$9.78	$9.21	4,698,568
01/01/2012 to 12/31/2012	$9.21	$10.59	4,248,181
01/01/2013 to 12/31/2013	$10.59	$14.57	5,494,376
01/01/2014 to 12/31/2014	$14.57	$16.30	5,782,801
01/01/2015 to 12/31/2015	$16.30	$14.77	4,317,804
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.88	$13.59	26,497,526
01/01/2007 to 12/31/2007	$13.59	$15.36	23,963,028
01/01/2008 to 12/31/2008	$15.36	$8.51	16,673,165
01/01/2009 to 12/31/2009	$8.51	$10.86	17,250,307
01/01/2010 to 12/31/2010	$10.86	$12.79	17,364,094
01/01/2011 to 12/31/2011	$12.79	$12.47	14,080,420
01/01/2012 to 12/31/2012	$12.47	$13.77	11,942,585
01/01/2013 to 12/31/2013	$13.77	$18.50	9,091,584
01/01/2014 to 12/31/2014	$18.50	$20.12	9,720,568
01/01/2015 to 12/31/2015	$20.12	$21.78	7,424,343

A-29

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$12.20	$13.17	10,147,675
01/01/2007 to 12/31/2007	$13.17	$13.74	8,365,789
01/01/2008 to 12/31/2008	$13.74	$10.37	8,586,978
01/01/2009 to 12/31/2009	$10.37	$13.73	10,096,051
01/01/2010 to 12/31/2010	$13.73	$15.32	8,604,037
01/01/2011 to 12/31/2011	$15.32	$16.60	9,200,629
01/01/2012 to 12/31/2012	$16.60	$17.29	8,547,651
01/01/2013 to 12/31/2013	$17.29	$16.67	6,345,324
01/01/2014 to 12/31/2014	$16.67	$17.44	6,499,325
01/01/2015 to 12/31/2015	$17.44	$17.05	6,830,418
AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$10.43	$11.25	4,572,301
01/01/2007 to 12/31/2007	$11.25	$12.73	3,902,210
01/01/2008 to 12/31/2008	$12.73	$7.98	3,159,245
01/01/2009 to 12/31/2009	$7.98	$9.75	4,944,538
01/01/2010 to 12/31/2010	$9.75	$10.82	5,238,425
01/01/2011 to 12/31/2011	$10.82	$10.57	4,289,955
01/01/2012 to 12/31/2012	$10.57	$12.18	4,420,398
01/01/2013 to 12/31/2013	$12.18	$16.37	4,361,903
01/01/2014 to 12/31/2014	$16.37	$17.50	3,793,575
01/01/2015 to 12/31/2015	$17.50	$18.46	3,157,980
AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.83	$14.42	1,907,063
01/01/2007 to 12/31/2007	$14.42	$14.57	1,540,522
01/01/2008 to 12/31/2008	$14.57	$8.87	1,381,269
01/01/2009 to 12/31/2009	$8.87	$12.11	2,137,413
01/01/2010 to 12/31/2010	$12.11	$14.72	2,978,973
01/01/2011 to 12/31/2011	$14.72	$13.98	2,405,087
01/01/2012 to 12/31/2012	$13.98	$16.28	2,424,624
01/01/2013 to 12/31/2013	$16.28	$21.20	2,138,372
01/01/2014 to 12/31/2014	$21.20	$23.97	1,904,816
01/01/2015 to 12/31/2015	$23.97	$22.02	1,494,027
AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.88	$10.16	46,325,237
01/01/2007 to 12/31/2007	$10.16	$10.48	56,111,128
01/01/2008 to 12/31/2008	$10.48	$10.57	91,319,625
01/01/2009 to 12/31/2009	$10.57	$10.42	66,786,776
01/01/2010 to 12/31/2010	$10.42	$10.25	50,307,852
01/01/2011 to 12/31/2011	$10.25	$10.09	50,902,069
01/01/2012 to 12/31/2012	$10.09	$9.92	39,894,836
01/01/2013 to 12/31/2013	$9.92	$9.76	29,504,243
01/01/2014 to 12/31/2014	$9.76	$9.60	25,524,289
01/01/2015 to 12/31/2015	$9.60	$9.44	23,153,087
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.12	$13.59	5,378,198
01/01/2007 to 12/31/2007	$13.59	$16.34	6,560,811
01/01/2008 to 12/31/2008	$16.34	$9.13	3,042,143
01/01/2009 to 12/31/2009	$9.13	$11.65	4,022,837
01/01/2010 to 12/31/2010	$11.65	$14.75	5,702,161
01/01/2011 to 12/31/2011	$14.75	$14.75	4,466,247
01/01/2012 to 12/31/2012	$14.75	$16.30	3,764,767
01/01/2013 to 12/31/2013	$16.30	$21.26	3,561,170
01/01/2014 to 12/31/2014	$21.26	$22.57	3,128,103
01/01/2015 to 10/16/2015	$22.57	$23.14	0

A-30

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$11.83	$12.53	1,174,654
01/01/2007 to 12/31/2007	$12.53	$14.63	1,215,825
01/01/2008 to 12/31/2008	$14.63	$8.27	768,282
01/01/2009 to 12/31/2009	$8.27	$9.97	1,585,215
01/01/2010 to 12/31/2010	$9.97	$11.79	2,045,616
01/01/2011 to 04/29/2011	$11.79	$13.23	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.99	$17.42	9,574,218
01/01/2007 to 12/31/2007	$17.42	$17.67	8,191,847
01/01/2008 to 12/31/2008	$17.67	$10.03	5,184,438
01/01/2009 to 12/31/2009	$10.03	$13.88	5,689,131
01/01/2010 to 12/31/2010	$13.88	$16.85	5,901,157
01/01/2011 to 12/31/2011	$16.85	$16.16	4,911,194
01/01/2012 to 12/31/2012	$16.16	$18.62	4,148,499
01/01/2013 to 12/31/2013	$18.62	$26.00	4,423,739
01/01/2014 to 12/31/2014	$26.00	$29.21	4,014,110
01/01/2015 to 12/31/2015	$29.21	$27.11	3,114,772
AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.66	3,303,256
01/01/2007 to 12/31/2007	$10.66	$11.40	7,359,596
01/01/2008 to 12/31/2008	$11.40	$9.02	24,830,005
01/01/2009 to 12/31/2009	$9.02	$10.65	82,197,582
01/01/2010 to 12/31/2010	$10.65	$11.58	100,001,194
01/01/2011 to 12/31/2011	$11.58	$11.51	96,778,216
01/01/2012 to 12/31/2012	$11.51	$12.49	98,362,559
01/01/2013 to 12/31/2013	$12.49	$13.42	79,093,854
01/01/2014 to 12/31/2014	$13.42	$13.96	69,937,144
01/01/2015 to 12/31/2015	$13.96	$13.75	60,478,072
AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$16.60	$18.43	4,641,175
01/01/2007 to 12/31/2007	$18.43	$20.16	4,026,646
01/01/2008 to 12/31/2008	$20.16	$11.08	2,977,983
01/01/2009 to 12/31/2009	$11.08	$14.46	3,702,808
01/01/2010 to 12/31/2010	$14.46	$18.85	4,200,876
01/01/2011 to 12/31/2011	$18.85	$16.11	4,029,967
01/01/2012 to 12/31/2012	$16.11	$19.02	3,987,156
01/01/2013 to 12/31/2013	$19.02	$26.34	3,589,232
01/01/2014 to 12/31/2014	$26.34	$27.19	3,049,744
01/01/2015 to 12/31/2015	$27.19	$27.10	2,435,616
AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$9.04	$10.01	1,867,490
01/01/2007 to 12/31/2007	$10.01	$10.55	1,740,242
01/01/2008 to 12/31/2008	$10.55	$6.74	1,375,635
01/01/2009 to 12/31/2009	$6.74	$8.88	2,524,147
01/01/2010 to 12/31/2010	$8.88	$11.91	4,648,452
01/01/2011 to 12/31/2011	$11.91	$11.60	3,213,655
01/01/2012 to 12/31/2012	$11.60	$12.80	3,096,260
01/01/2013 to 12/31/2013	$12.80	$17.01	4,073,887
01/01/2014 to 12/31/2014	$17.01	$17.37	3,201,641
01/01/2015 to 12/31/2015	$17.37	$17.22	3,111,281

A-31

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.91	$17.61	9,098,178
01/01/2007 to 12/31/2007	$17.61	$16.34	8,130,632
01/01/2008 to 12/31/2008	$16.34	$11.30	6,242,966
01/01/2009 to 12/31/2009	$11.30	$14.11	6,242,625
01/01/2010 to 12/31/2010	$14.11	$17.49	6,195,308
01/01/2011 to 12/31/2011	$17.49	$16.17	5,166,090
01/01/2012 to 12/31/2012	$16.17	$18.79	3,913,693
01/01/2013 to 12/31/2013	$18.79	$25.39	3,418,708
01/01/2014 to 12/31/2014	$25.39	$26.29	2,808,610
01/01/2015 to 12/31/2015	$26.29	$24.74	2,217,703
AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$12.86	$15.34	5,318,094
01/01/2007 to 12/31/2007	$15.34	$14.55	4,469,636
01/01/2008 to 12/31/2008	$14.55	$8.32	2,874,755
01/01/2009 to 12/31/2009	$8.32	$10.13	3,572,238
01/01/2010 to 12/31/2010	$10.13	$11.28	4,182,015
01/01/2011 to 12/31/2011	$11.28	$10.91	3,313,597
01/01/2012 to 12/31/2012	$10.91	$12.58	4,588,707
01/01/2013 to 12/31/2013	$12.58	$16.05	5,133,443
01/01/2014 to 12/31/2014	$16.05	$16.96	4,589,369
01/01/2015 to 10/16/2015	$16.96	$15.72	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.81	$11.23	4,132,529
01/01/2007 to 12/31/2007	$11.23	$11.96	5,137,246
01/01/2008 to 12/31/2008	$11.96	$6.99	4,437,756
01/01/2009 to 12/31/2009	$6.99	$10.54	10,159,519
01/01/2010 to 12/31/2010	$10.54	$12.01	12,250,636
01/01/2011 to 12/31/2011	$12.01	$11.61	9,294,364
01/01/2012 to 12/31/2012	$11.61	$13.43	10,725,477
01/01/2013 to 12/31/2013	$13.43	$19.02	11,809,685
01/01/2014 to 12/31/2014	$19.02	$20.27	11,237,461
01/01/2015 to 12/31/2015	$20.27	$21.84	10,710,975
AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$12.64	$13.21	6,093,700
01/01/2007 to 12/31/2007	$13.21	$14.24	6,452,566
01/01/2008 to 12/31/2008	$14.24	$13.67	4,228,137
01/01/2009 to 12/31/2009	$13.67	$15.07	6,337,072
01/01/2010 to 12/31/2010	$15.07	$15.67	7,114,847
01/01/2011 to 12/31/2011	$15.67	$16.05	6,639,260
01/01/2012 to 12/31/2012	$16.05	$16.61	5,533,305
01/01/2013 to 12/31/2013	$16.61	$15.72	4,600,108
01/01/2014 to 12/31/2014	$15.72	$15.55	3,672,856
01/01/2015 to 12/31/2015	$15.55	$14.59	2,897,161
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	213,630
01/01/2008 to 12/31/2008	$9.98	$9.30	4,064,760
01/01/2009 to 12/31/2009	$9.30	$10.21	12,750,275
01/01/2010 to 12/31/2010	$10.21	$10.83	17,651,916
01/01/2011 to 12/31/2011	$10.83	$11.29	18,170,336
01/01/2012 to 12/31/2012	$11.29	$11.98	18,416,796
01/01/2013 to 12/31/2013	$11.98	$11.60	17,928,589
01/01/2014 to 12/31/2014	$11.60	$12.23	19,702,934
01/01/2015 to 12/31/2015	$12.23	$12.18	18,938,735
Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$15.59	$18.88	1,081,552
01/01/2007 to 12/31/2007	$18.88	$21.35	1,401,663
01/01/2008 to 12/31/2008	$21.35	$12.29	984,931
01/01/2009 to 12/31/2009	$12.29	$14.01	668,798
01/01/2010 to 07/16/2010	$14.01	$13.31	0

A-32

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$11.53	$12.03	241,307
01/01/2007 to 12/31/2007	$12.03	$13.24	249,298
01/01/2008 to 12/31/2008	$13.24	$9.48	271,517
01/01/2009 to 12/31/2009	$9.48	$13.42	749,780
01/01/2010 to 07/16/2010	$13.42	$12.54	0
Wells Fargo VT International Equity Fund – Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$13.33	$16.11	637,587
01/01/2011 to 12/31/2011	$16.11	$13.82	523,908
01/01/2012 to 12/31/2012	$13.82	$15.45	401,945
01/01/2013 to 12/31/2013	$15.45	$18.23	283,907
01/01/2014 to 12/31/2014	$18.23	$16.98	217,416
01/01/2015 to 12/31/2015	$16.98	$17.08	210,347
Wells Fargo VT Omega Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.54	$15.82	385,986
01/01/2011 to 12/31/2011	$15.82	$14.72	411,256
01/01/2012 to 12/31/2012	$14.72	$17.48	413,544
01/01/2013 to 12/31/2013	$17.48	$24.11	306,342
01/01/2014 to 12/31/2014	$24.11	$24.68	201,332
01/01/2015 to 12/31/2015	$24.68	$24.67	142,859

*	Denotes the start date of these sub-accounts

Optimum Plus

Prudential Annuities Life Assurance Corporation

Prospectus

ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps OR GRO Plus 2008 60 bps and Combo 5%/HAV 80 bps (3.05%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.13	20,597
01/01/2010 to 12/31/2010	$12.13	$13.17	65,536
01/01/2011 to 12/31/2011	$13.17	$12.43	29,622
01/01/2012 to 12/31/2012	$12.43	$13.57	36,253
01/01/2013 to 12/31/2013	$13.57	$14.46	11,985
01/01/2014 to 12/31/2014	$14.46	$14.56	21,734
01/01/2015 to 12/31/2015	$14.56	$13.66	12,885
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.38	11,520
01/01/2010 to 12/31/2010	$12.38	$13.66	10,502
01/01/2011 to 12/31/2011	$13.66	$13.72	7,324
01/01/2012 to 05/04/2012	$13.72	$14.83	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.96	104,004
01/01/2010 to 12/31/2010	$11.96	$13.02	131,786
01/01/2011 to 12/31/2011	$13.02	$12.47	52,667
01/01/2012 to 12/31/2012	$12.47	$13.60	56,424
01/01/2013 to 12/31/2013	$13.60	$15.51	26,419
01/01/2014 to 12/31/2014	$15.51	$16.02	35,868
01/01/2015 to 12/31/2015	$16.02	$15.61	19,466

A-33

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.41	10,719
01/01/2010 to 12/31/2010	$10.41	$10.49	8,917
01/01/2011 to 12/31/2011	$10.49	$10.40	3,150
01/01/2012 to 12/31/2012	$10.40	$10.55	3,391
01/01/2013 to 12/31/2013	$10.55	$10.01	590
01/01/2014 to 12/31/2014	$10.01	$9.70	546
01/01/2015 to 12/31/2015	$9.70	$9.44	376
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$10.98	109,219
01/01/2010 to 12/31/2010	$10.98	$11.46	174,087
01/01/2011 to 12/31/2011	$11.46	$11.47	92,726
01/01/2012 to 12/31/2012	$11.47	$12.15	96,820
01/01/2013 to 12/31/2013	$12.15	$11.57	35,919
01/01/2014 to 12/31/2014	$11.57	$11.69	32,447
01/01/2015 to 12/31/2015	$11.69	$11.09	10,690
AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$9.96	$9.92	0
01/01/2010 to 12/31/2010	$9.92	$10.52	0
01/01/2011 to 12/31/2011	$10.52	$10.85	0
01/01/2012 to 12/31/2012	$10.85	$10.84	0
01/01/2013 to 12/31/2013	$10.84	$10.48	0
01/01/2014 to 12/31/2014	$10.48	$10.14	0
01/01/2015 to 12/31/2015	$10.14	$9.81	0
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.94	$9.54	10,856
01/01/2010 to 12/31/2010	$9.54	$10.23	53,548
01/01/2011 to 12/31/2011	$10.23	$10.88	99,457
01/01/2012 to 12/31/2012	$10.88	$10.98	49,369
01/01/2013 to 12/31/2013	$10.98	$10.58	31,441
01/01/2014 to 12/31/2014	$10.58	$10.30	14,936
01/01/2015 to 12/31/2015	$10.30	$9.96	16,585
AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.63	78,013
01/01/2011 to 12/31/2011	$10.63	$11.48	166,186
01/01/2012 to 12/31/2012	$11.48	$11.70	128,946
01/01/2013 to 12/31/2013	$11.70	$11.11	97,521
01/01/2014 to 12/31/2014	$11.11	$10.92	54,941
01/01/2015 to 12/31/2015	$10.92	$10.61	64,784
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92	$9.61	0
01/01/2010 to 12/31/2010	$9.61	$10.36	0
01/01/2011 to 12/31/2011	$10.36	$11.41	300,079
01/01/2012 to 12/31/2012	$11.41	$11.69	203,929
01/01/2013 to 12/31/2013	$11.69	$10.98	124,021
01/01/2014 to 12/31/2014	$10.98	$10.93	85,105
01/01/2015 to 12/31/2015	$10.93	$10.68	60,763
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.91	$9.51	0
01/01/2010 to 12/31/2010	$9.51	$10.27	0
01/01/2011 to 12/31/2011	$10.27	$11.55	0
01/01/2012 to 12/31/2012	$11.55	$11.85	57,097
01/01/2013 to 12/31/2013	$11.85	$10.93	75,887
01/01/2014 to 12/31/2014	$10.93	$11.05	30,895
01/01/2015 to 12/31/2015	$11.05	$10.83	25,134

A-34

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88	$9.19	0
01/01/2010 to 12/31/2010	$9.19	$9.96	67,081
01/01/2011 to 12/31/2011	$9.96	$11.46	5,989
01/01/2012 to 12/31/2012	$11.46	$11.82	3,224
01/01/2013 to 12/31/2013	$11.82	$10.71	100,166
01/01/2014 to 12/31/2014	$10.71	$11.02	58,122
01/01/2015 to 12/31/2015	$11.02	$10.85	72,462
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.87	55,827
01/01/2011 to 12/31/2011	$10.87	$12.68	479,189
01/01/2012 to 12/31/2012	$12.68	$13.12	250,845
01/01/2013 to 12/31/2013	$13.12	$11.83	78,873
01/01/2014 to 12/31/2014	$11.83	$12.35	169,047
01/01/2015 to 12/31/2015	$12.35	$12.19	135,676
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.87	148,179
01/01/2012 to 12/31/2012	$11.87	$12.18	231,919
01/01/2013 to 12/31/2013	$12.18	$10.66	25,469
01/01/2014 to 12/31/2014	$10.66	$11.40	15,562
01/01/2015 to 12/31/2015	$11.40	$11.29	63,122
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.27	77,251
01/01/2013 to 12/31/2013	$10.27	$8.94	685,322
01/01/2014 to 12/31/2014	$8.94	$9.76	475,047
01/01/2015 to 12/31/2015	$9.76	$9.72	181,993
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.64	347,529
01/01/2014 to 12/31/2014	$8.64	$9.60	177,322
01/01/2015 to 12/31/2015	$9.60	$9.57	10,739
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.16	16,526
01/01/2015 to 12/31/2015	$11.16	$11.03	330,937
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.81	181,833
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.23	88,371
01/01/2010 to 12/31/2010	$12.23	$13.44	112,968
01/01/2011 to 12/31/2011	$13.44	$12.71	48,818
01/01/2012 to 12/31/2012	$12.71	$14.02	64,061
01/01/2013 to 12/31/2013	$14.02	$16.67	34,911
01/01/2014 to 12/31/2014	$16.67	$17.29	31,756
01/01/2015 to 12/31/2015	$17.29	$16.86	17,277
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61	$14.41	3,009
01/01/2010 to 12/31/2010	$14.41	$17.98	2,762
01/01/2011 to 12/31/2011	$17.98	$18.59	1,055
01/01/2012 to 12/31/2012	$18.59	$20.78	1,973
01/01/2013 to 12/31/2013	$20.78	$20.78	973
01/01/2014 to 12/31/2014	$20.78	$26.38	1,299
01/01/2015 to 12/31/2015	$26.38	$26.81	824
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$12.12	5,259
01/01/2010 to 12/31/2010	$12.12	$13.27	4,461
01/01/2011 to 12/31/2011	$13.27	$12.15	2,054
01/01/2012 to 12/31/2012	$12.15	$14.10	2,577
01/01/2013 to 12/31/2013	$14.10	$18.25	2,072
01/01/2014 to 12/31/2014	$18.25	$20.02	2,527
01/01/2015 to 12/31/2015	$20.02	$18.51	593

A-35

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.06	$13.39	10,087
01/01/2010 to 12/31/2010	$13.39	$15.56	11,918
01/01/2011 to 12/31/2011	$15.56	$14.64	5,719
01/01/2012 to 12/31/2012	$14.64	$16.97	5,361
01/01/2013 to 12/31/2013	$16.97	$21.75	3,788
01/01/2014 to 12/31/2014	$21.75	$23.52	5,202
01/01/2015 to 12/31/2015	$23.52	$21.51	3,500
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.67	3,083
01/01/2010 to 12/31/2010	$12.67	$13.81	2,749
01/01/2011 to 12/31/2011	$13.81	$13.33	1,157
01/01/2012 to 12/31/2012	$13.33	$14.65	912
01/01/2013 to 12/31/2013	$14.65	$19.12	533
01/01/2014 to 12/31/2014	$19.12	$18.83	3,009
01/01/2015 to 12/31/2015	$18.83	$17.15	1,113
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.18	2,490
01/01/2010 to 12/31/2010	$13.18	$14.63	11,291
01/01/2011 to 12/31/2011	$14.63	$12.35	3,255
01/01/2012 to 12/31/2012	$12.35	$14.42	4,810
01/01/2013 to 12/31/2013	$14.42	$16.64	2,931
01/01/2014 to 12/31/2014	$16.64	$15.24	3,701
01/01/2015 to 12/31/2015	$15.24	$15.24	2,164
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$13.01	2,413
01/01/2010 to 12/31/2010	$13.01	$14.02	2,501
01/01/2011 to 12/31/2011	$14.02	$11.88	1,271
01/01/2012 to 12/31/2012	$11.88	$13.44	1,073
01/01/2013 to 12/31/2013	$13.44	$15.57	345
01/01/2014 to 12/31/2014	$15.57	$14.08	415
01/01/2015 to 12/31/2015	$14.08	$13.76	251
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.50	6,659
01/01/2010 to 12/31/2010	$13.50	$14.02	15,984
01/01/2011 to 12/31/2011	$14.02	$12.35	3,646
01/01/2012 to 12/31/2012	$12.35	$14.60	4,897
01/01/2013 to 12/31/2013	$14.60	$16.33	2,837
01/01/2014 to 12/31/2014	$16.33	$14.82	3,439
01/01/2015 to 12/31/2015	$14.82	$13.97	1,733
AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.65	573
01/01/2010 to 12/31/2010	$12.65	$13.88	14,237
01/01/2011 to 12/31/2011	$13.88	$12.89	2,571
01/01/2012 to 12/31/2012	$12.89	$14.61	3,452
01/01/2013 to 12/31/2013	$14.61	$19.81	2,533
01/01/2014 to 12/31/2014	$19.81	$21.84	2,755
01/01/2015 to 12/31/2015	$21.84	$19.52	1,714
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.63	10,541
01/01/2010 to 12/31/2010	$12.63	$14.66	10,205
01/01/2011 to 12/31/2011	$14.66	$14.09	6,178
01/01/2012 to 12/31/2012	$14.09	$15.33	5,047
01/01/2013 to 12/31/2013	$15.33	$20.31	4,771
01/01/2014 to 12/31/2014	$20.31	$21.77	5,355
01/01/2015 to 12/31/2015	$21.77	$23.23	1,841

A-36

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.00	1,494
01/01/2010 to 12/31/2010	$12.00	$13.20	5,460
01/01/2011 to 12/31/2011	$13.20	$14.10	3,371
01/01/2012 to 12/31/2012	$14.10	$14.48	3,340
01/01/2013 to 12/31/2013	$14.48	$13.76	550
01/01/2014 to 12/31/2014	$13.76	$14.19	2,615
01/01/2015 to 12/31/2015	$14.19	$13.67	1,997
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.07	12,013
01/01/2010 to 12/31/2010	$12.07	$13.20	19,094
01/01/2011 to 12/31/2011	$13.20	$12.72	5,650
01/01/2012 to 12/31/2012	$12.72	$14.44	12,520
01/01/2013 to 12/31/2013	$14.44	$19.14	7,446
01/01/2014 to 12/31/2014	$19.14	$20.17	7,479
01/01/2015 to 12/31/2015	$20.17	$20.97	3,288
AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.14	12,399
01/01/2010 to 12/31/2010	$13.14	$15.75	8,558
01/01/2011 to 12/31/2011	$15.75	$14.74	4,926
01/01/2012 to 12/31/2012	$14.74	$16.92	5,226
01/01/2013 to 12/31/2013	$16.92	$21.73	2,453
01/01/2014 to 12/31/2014	$21.73	$24.22	4,675
01/01/2015 to 12/31/2015	$24.22	$21.93	1,847
AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.00	$9.80	61,155
01/01/2010 to 12/31/2010	$9.80	$9.50	66,807
01/01/2011 to 12/31/2011	$9.50	$9.22	22,753
01/01/2012 to 12/31/2012	$9.22	$8.94	21,654
01/01/2013 to 12/31/2013	$8.94	$8.66	38,219
01/01/2014 to 12/31/2014	$8.66	$8.40	34,608
01/01/2015 to 12/31/2015	$8.40	$8.14	10,538
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.28	2,880
01/01/2010 to 12/31/2010	$12.28	$15.32	12,697
01/01/2011 to 12/31/2011	$15.32	$15.10	3,661
01/01/2012 to 12/31/2012	$15.10	$16.46	10,250
01/01/2013 to 12/31/2013	$16.46	$21.16	6,640
01/01/2014 to 12/31/2014	$21.16	$22.14	4,576
01/01/2015 to 10/16/2015	$22.14	$22.45	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.93	$11.99	1,364
01/01/2010 to 12/31/2010	$11.99	$13.98	13,027
01/01/2011 to 04/29/2011	$13.98	$15.60	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.62	1,324
01/01/2010 to 12/31/2010	$13.62	$16.31	2,199
01/01/2011 to 12/31/2011	$16.31	$15.42	751
01/01/2012 to 12/31/2012	$15.42	$17.51	4,345
01/01/2013 to 12/31/2013	$17.51	$24.10	3,593
01/01/2014 to 12/31/2014	$24.10	$26.70	2,440
01/01/2015 to 12/31/2015	$26.70	$24.42	683
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.53	117,847
01/01/2010 to 12/31/2010	$11.53	$12.36	141,279
01/01/2011 to 12/31/2011	$12.36	$12.10	76,596
01/01/2012 to 12/31/2012	$12.10	$12.95	76,027
01/01/2013 to 12/31/2013	$12.95	$13.71	18,950
01/01/2014 to 12/31/2014	$13.71	$14.06	22,497
01/01/2015 to 12/31/2015	$14.06	$13.65	38,106

A-37

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.90	3,606
01/01/2010 to 12/31/2010	$12.90	$16.57	4,862
01/01/2011 to 12/31/2011	$16.57	$13.96	5,255
01/01/2012 to 12/31/2012	$13.96	$16.25	5,823
01/01/2013 to 12/31/2013	$16.25	$22.19	4,781
01/01/2014 to 12/31/2014	$22.19	$22.57	6,128
01/01/2015 to 12/31/2015	$22.57	$22.18	3,068
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$13.05	1,009
01/01/2010 to 12/31/2010	$13.05	$17.25	4,684
01/01/2011 to 12/31/2011	$17.25	$16.57	1,545
01/01/2012 to 12/31/2012	$16.57	$18.01	4,955
01/01/2013 to 12/31/2013	$18.01	$23.61	3,505
01/01/2014 to 12/31/2014	$23.61	$23.76	1,821
01/01/2015 to 12/31/2015	$23.76	$23.22	565
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.85	758
01/01/2010 to 12/31/2010	$12.85	$15.70	9,508
01/01/2011 to 12/31/2011	$15.70	$14.31	2,394
01/01/2012 to 12/31/2012	$14.31	$16.40	3,290
01/01/2013 to 12/31/2013	$16.40	$21.84	2,171
01/01/2014 to 12/31/2014	$21.84	$22.29	2,870
01/01/2015 to 12/31/2015	$22.29	$20.68	1,386
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.82	240
01/01/2010 to 12/31/2010	$12.82	$14.07	187
01/01/2011 to 12/31/2011	$14.07	$13.42	1,337
01/01/2012 to 12/31/2012	$13.42	$15.25	120
01/01/2013 to 12/31/2013	$15.25	$19.18	429
01/01/2014 to 12/31/2014	$19.18	$19.98	1,130
01/01/2015 to 10/16/2015	$19.98	$18.32	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.07	5,649
01/01/2010 to 12/31/2010	$13.07	$14.68	16,473
01/01/2011 to 12/31/2011	$14.68	$13.99	4,943
01/01/2012 to 12/31/2012	$13.99	$15.95	7,580
01/01/2013 to 12/31/2013	$15.95	$22.27	3,641
01/01/2014 to 12/31/2014	$22.27	$23.39	8,038
01/01/2015 to 12/31/2015	$23.39	$24.85	3,791
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.03	7,216
01/01/2010 to 12/31/2010	$11.03	$11.31	13,161
01/01/2011 to 12/31/2011	$11.31	$11.42	8,552
01/01/2012 to 12/31/2012	$11.42	$11.65	8,562
01/01/2013 to 12/31/2013	$11.65	$10.87	953
01/01/2014 to 12/31/2014	$10.87	$10.59	1,094
01/01/2015 to 12/31/2015	$10.59	$9.80	886
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.68	608
01/01/2010 to 12/31/2010	$10.68	$11.17	8,009
01/01/2011 to 12/31/2011	$11.17	$11.48	2,004
01/01/2012 to 12/31/2012	$11.48	$12.00	4,104
01/01/2013 to 12/31/2013	$12.00	$11.46	1,345
01/01/2014 to 12/31/2014	$11.46	$11.91	3,980
01/01/2015 to 12/31/2015	$11.91	$11.69	2,333
Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$10.05	$12.65	96
01/01/2010 to 07/16/2010	$12.65	$11.93	0

A-38

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$9.89	$12.76	471
01/01/2010 to 07/16/2010	$12.76	$11.82	0
Wells Fargo VT International Equity Fund – Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.94	$14.34	0
01/01/2011 to 12/31/2011	$14.34	$12.13	0
01/01/2012 to 12/31/2012	$12.13	$13.37	0
01/01/2013 to 12/31/2013	$13.37	$15.54	0
01/01/2014 to 12/31/2014	$15.54	$14.27	0
01/01/2015 to 12/31/2015	$14.27	$14.15	0
Wells Fargo VT Omega Growth Fund – Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.82	$14.81	0
01/01/2011 to 12/31/2011	$14.81	$13.59	0
01/01/2012 to 12/31/2012	$13.59	$15.91	0
01/01/2013 to 12/31/2013	$15.91	$21.63	0
01/01/2014 to 12/31/2014	$21.63	$21.83	0
01/01/2015 to 12/31/2015	$21.83	$21.51	0

*	Denotes the start date of these sub-accounts

A-39

Appendix B – Calculation of Optional Death Benefits

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation

The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

Growth	=	Account Value of variable investment options plus Interim Value of Fixed Allocations (no MVA applies)	minus	purchase payments – proportional withdrawals

Example with market increase

Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the “Growth” under the Annuity.

Growth	=	$75,000 – [$50,000 - $0]
	=	$25,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
	=	$25,000 * 0.40
	=	$10,000

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
	=	$85,000

Examples with market decline

Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the “Growth” under the Annuity.

Growth	=	$45,000 – [$50,000 - $0]
	=	$-5,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
	NO BENEFIT IS PAYABLE

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
	=	$50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

B-1

Example with market increase and withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the “Growth” under the Annuity.

Growth	=	$90,000 – [$50,000 - ($50,000 * $15,000/$75,000)]
	=	$90,000 – [$50,000 - $10,000]
	=	$90,000 – $40,000
	=	$50,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
	=	$50,000 * 0.40
	=	$20,000

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
	=	$110,000

Examples of Highest Anniversary Value Death Benefit Calculation

The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

	=	$90,000 – [$90,000 * $15,000/$75,000]
	=	$90,000 – $18,000
	=	$72,000

Basic Death Benefit	=	max [$80,000, $50,000 – ($50,000 * $15,000/$75,000)]
	=	max [$80,000, $40,000]
	=	$80,000

The Death Benefit therefore is $80,000.

B-2

Example with death after Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value	=	$80,000 + $15,000 – [($ 80,000 + $15,000) * $5,000/$70,000]
	=	$80,000 + $15,000 – $6,786
	=	$88,214

Basic Death Benefit	=	max [$75,000, ($50,000 + $15,000) – {($50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000

The Death Benefit therefore is $88,214.

Examples of Combination 5% Roll-up and Highest Anniversary Value Death Benefit Calculation

The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Owner made a withdrawal of $5,000 on the 6th anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7th annuity year is equal to 5% of the Roll-Up Value as of the 6th anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

Roll-Up Value	=	{(67,005 - $3,350) – [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
	=	($63,655 - $2,522) * 1.05
	=	$64,190

Highest Anniversary Value	=	$70,000 – [$70,000 * $5,000/$45,000]
	=	$70,000 – $7,778
	=	$62,222

Basic Death Benefit	=	max [$43,000, $50,000 – ($50,000 * $5,000/$45,000)]
	=	max [$43,000, $44,444]
	=	$44,444

The Death Benefit therefore is $64,190.

B-3

Example with death after Death Benefit Target Date

Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner’s 80th birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value	=	$81,445 + $15,000 – [($81,445 + 15,000) * $5,000/$70,000]
	=	$81,445 + $15,000 – $6,889
	=	$89,556

Highest Anniversary Value	=	$85,000 + $15,000 – [($85,000 + 15,000) * $5,000/$70,000]
	=	$85,000 + $15,000 – $7,143
	=	$92,857

Basic Death Benefit	=	max [$75,000, $50,000 + $15,000 – {(50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000

The Death Benefit therefore is $92,857.

Examples of Highest Daily Value Death Benefit Calculation

The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

Highest Daily Value	=	$90,000 – [$90,000 * $15,000/$75,000]
	=	$90,000 – $18,000
	=	$72,000

Basic Death Benefit	=	max [$80,000, $50,000 – ($50,000 * $15,000/$75,000)]
	=	max [$80,000, $40,000]
	=	$80,000

The Death Benefit therefore is $80,000.

B-4

Appendix C – Additional Information on Asset Allocation Programs

PROGRAM RULES

■ You can elect an asset allocation program provided by LPL Financial Corporation (“LPL”), the firm selling the Annuity. Under the program, the Sub-accounts for each asset class in each model portfolio are designated based on LPL’s evaluation of available Sub-accounts. If you elect the Highest Daily Lifetime Five Benefit (“HD5”), the Lifetime Five Benefit (“LT5”), Spousal Lifetime Five Benefit (“SLT5”), the Highest Daily Lifetime Seven Benefit (including the “Plus” version) (“HD7”), the Spousal Highest Daily Lifetime Seven Benefit (including the “Plus” version) (“SHD7”), the Highest Daily Lifetime 6 Plus Benefits, Highest Daily GRO, GRO Plus II, Highest Daily GRO II or the Highest Daily Value Death Benefit (“HDV”), you must enroll in one of the eligible model portfolios. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

■ Prudential Annuities does not design the program or the models, and it is not responsible for the program or the models. Prudential Annuities does not provide investment advice and is responsible only for administering the model you select.

■ Please see your program materials for a detailed description of LPL’s asset allocation program including the available model portfolios. You can obtain these materials from your LPL Financial Professional.

HOW THE ASSET ALLOCATION PROGRAM WORKS

■ Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you choose with your LPL Financial Professional. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You may only choose one model portfolio at a time. When you enroll in the asset allocation program and upon each rebalance thereafter, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

■ Additional Purchase Payments: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you choose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

■ Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or as later modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note – Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

■ Owner Changes in Choice of Model Portfolio: Generally, you may change from the model portfolio that you have elected to any other currently available model portfolio at any time. The change will be implemented on the date we receive all required information in the manner that is then permitted or required. Restrictions and limitations may apply, see LPL program materials for details.

TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:

■ You may request to terminate your asset allocation program at any time unless you have elected an optional benefit that requires that you maintain your Account Value in the asset allocation program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you move your account from LPL to another firm, and you have elected one of the optional benefits mentioned above, then termination of your asset allocation program with LPL must coincide with enrollment in a then currently available and approved asset allocation program or other approved option. LPL reserves the right to terminate or modify the asset allocation program at any time. Prudential Annuities reserves the right to change the way in which we administer the program and to terminate our administration of the program.

RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:

■ You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program. Upon election of an asset allocation program, Prudential Annuities will automatically terminate your enrollment in any auto-rebalancing or DCA program. Finally, Systematic Withdrawals can only be made as flat dollar amounts.

C-1

Appendix D – Formula Under Highest Daily Lifetime Five Income Benefit

We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity. However, as discussed in the “Living Benefits” section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

■ Cu – the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

■ Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

■ Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

■ L – the target value as of the current Valuation Day.

■  r – the target ratio.

■  a – the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table “a” factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

■ Q – age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

■ V – the total value of all Permitted Sub-accounts in the Annuity.

■ F – the total value of all Benefit Fixed Rate Account allocations.

■  I – the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

■ T – the amount of a transfer into or out of the Benefit Fixed Rate Account.

■  I% – annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L = I * Q * a

Transfer Calculation:

The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – F) / V.

■  If r (>) Cu, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

■ If r (<) Cl, and there are currently assets in the Benefit Fixed Rate Account (F (>) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – F – V * Ct] / (1-Ct))}	T>0, Money moving from the Permitted Sub-accounts to the Benefit Fixed Rate Account
T	=	{Min(F, [L – F – V * Ct] / (1-Ct))}	T<0, Money moving from the Benefit Fixed Rate Account to the Permitted Sub-accounts]

Example:

Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for “a” appears below.

Target Value Calculation:

L	=	I * Q * a
	=	5000.67 * 1 * 15.34
	=	76,710.28

Target Ratio:

r	=	(L – F) / V
	=	(76,710.28 – 0) / 92,300.00
	=	83.11%

Since r (>) Cu (because 83.11% > 83%) a transfer into the Benefit Fixed rate Account occurs.

T	=	{ Min ( V, [ L – F – V * Ct] / ( 1 – Ct))}
	=	{ Min ( 92,300.00, [ 76,710.28 – 0 – 92,300.00 * 0.80] / ( 1 – 0.80))}
	=	{ Min ( 92,300.00, 14,351.40 )}
	=	14,351.40

Formula for Contracts with 90% Cap Feature

Target Value Calculation:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L = I * Q * a

If you elect this feature, the following replaces the “Transfer Calculation” above.

Transfer Calculation:

The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate Account:

If (F / (V + F) > ..90) then T = F – (V + F) * .90

If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, no additional transfer calculations are performed on the effective date, and future transfers to the Benefit Fixed Rate Account will not occur at least until there is first a transfer out of the Benefit Fixed Rate Account.

On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than) = .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – F) / V

■  If r > Cu, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap rule described above).

■  If r < Cl and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (V + F)) – F), [L – F – V * Ct] / (1 – Ct))	Money is transferred from the elected Permitted Sub-accounts to Benefit Fixed Rate Account
T	=	Min (F, – [L – F – V * Ct] / (1 – Ct)),	Money is transferred from the Benefit Fixed Rate Account to the Permitted Sub-accounts

Age 65 “a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

* The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

Appendix E – Annuities Approved for Sale by the New York State Insurance Department

	Optimum Four NY	Optimum NY	Optimum Plus NY
Minimum Investment	$10,000	$1,000	$10,000
Maximum Issue Age	Annuitant 85 Oldest Owner 85	Annuitant 85 Oldest Owner 80	Annuitant 85 Oldest Owner 75
Contingent Deferred Sales Charge Schedule	4 Years (7%, 6%, 5%, 4%) (Applied to Purchase Payments based on the inception date of the Annuity)	7 Years (7%, 6%, 5%, 4%, 3%, 2%, 1%) (Applied to Purchase Payments based on the inception date of the Annuity)	10 Years (9%, 9%, 8%, 7%, 6%, 5%, 4%, 3%, 2%, 1%) (Applied to Purchase Payments based on the inception date of the Annuity)
Insurance Charge	1.65%	0.65%	0.65%
Distribution Charge	N/A	0.60% annuity years 1-7 0.0% annuity years 8+	1.00% annuity years 1-10 0.00% annuity years 11+
Annual Maintenance Fee	Lesser of $30 or 2% of Account Value. Waived for Account Values exceeding $100,000	Lesser of $30 or 2% of Account Value. Waived for Account Values exceeding $100,000	Lesser of $30 or 2% of Account Value
Transfer Fee	$10 after twenty in any annuity year.	$10 after twenty in any annuity year. May be increased to $15 after eight in any annuity year	$10 after twenty in any annuity year
Contract Credit

Yes. Effective for Annuities issued on or after June 20, 2005. Generally we apply a Loyalty Credit to your Annuity’s Account Value at the end of your fifth Annuity year (i.e. on your fifth Contract Anniversary). Currently the Loyalty Credit is equal to 2.75% of total Purchase Payments made during the first four Annuity years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Contract Anniversary

Yes. Effective for Annuities issued on or after July 24, 2006. Generally we apply a Loyalty Credit to your Annuity’s Account Value at the end of your fifth Annuity year (i.e. on your fifth Contract Anniversary). Currently the Loyalty Credit is equal to 0.50% of total Purchase Payments made during the first four Annuity years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Contract Anniversary

Yes The amount of the credit applied to a Purchase Payment is based on the year the Purchase Payment is received, for the first 6 years of the Annuity. Currently the credit percentages for each year starting with the first year are: 6.50%, 5.00%, 4.00%, 3.00%, 2.00%, and 1.00%.

Fixed Allocation (If available, early withdrawals are subject to a Market Value Adjustment) (“MVA”)

Fixed Allocations Available (Currently offering durations of: 5, 7, and 10 years). The MVA formula for NY is [(1+I)/ (1+J)] N 365. The MVA formula does not apply during the 30 day period immediately before the end of the Guarantee Period.

Fixed Allocations Available (Currently offering durations of: 2, 3, 5, 7, and 10 years). The MVA formula for NY is [(1+I)/ (1+J)] N 365. The MVA formula does not apply during the 30 day period immediately before the end of the Guarantee Period.

No
Variable Investment Options	All options generally available except where restrictions apply when certain riders are purchased.	All options generally available except where restrictions apply when certain riders are purchased.	All options generally available except where restrictions apply when certain riders are purchased.
Basic Death Benefit	The greater of: Purchase Payments less proportional withdrawals or Account Value (variable) plus Interim Value (fixed). (No MVA applied)	The greater of: Purchase Payments less proportional withdrawals or Account Value (variable) plus Interim Value (fixed). (No MVA applied)	The greater of: Purchase Payments less proportional withdrawals or Account Value (variable) (No MVA applied)

E-1

	Optimum Four NY	Optimum NY	Optimum Plus NY
Optional Death Benefits (for an additional cost)(1)	HAV	HAV	HAV
Optional Living Benefits (for an additional cost)(2,3)

GRO/GRO Plus, GRO Plus 2008, Highest Daily GRO, GMWB, GMIB, Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven and “Plus” versions, GRO Plus II, Highest Daily GRO II, Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 6 Plus

GRO/GRO Plus, GRO Plus 2008, Highest Daily GRO, GMWB, GMIB, Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven and “Plus” versions, GRO Plus II, Highest Daily GRO II, Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 6 Plus

GRO/GRO Plus, GRO Plus 2008, Highest Daily GRO, GMWB, GMIB, Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven and “Plus” versions, GRO Plus II, Highest Daily GRO II, Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 6 Plus

Annuity Rewards(4)	Available after initial CDSC period	Available after initial CDSC period	Available after initial CDSC period
Annuitization Options

Fixed option only Annuity date cannot exceed the first day of the calendar month following Annuitant’s 90th birthday The maximum Annuity Date is based on the first Owner or Annuitant to reach the maximum age, as indicated in your Annuity.

Fixed option only Annuity date cannot exceed the first day of the calendar month following Annuitant’s 90th birthday The maximum Annuity Date is based on the first Owner or Annuitant to reach the maximum age, as indicated in your Annuity.

Fixed option only Annuity date cannot exceed the first day of the calendar month following Annuitant’s 90th birthday The maximum Annuity Date is based on the first Owner or Annuitant to reach the maximum age, as indicated in your Annuity.

Medically Related Surrender	No	No	No

(1) For more information on these benefits, refer to the “Death Benefit” section in the Prospectus.

(2) For more information on these benefits, refer to the “Living Benefit Programs” section in the Prospectus. Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Spousal Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Highest Daily Lifetime Seven with Lifetime Income Accelerator (LIA), Highest Daily Lifetime 7 Plus with BIO, Spousal Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA, and Highest Daily Lifetime 6 Plus with LIA are not currently available in New York.

(3) The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity’s Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

E-2

Appendix F – Formula Under Gro Plus 2008

(The following formula also applies to elections of HD GRO, if HD GRO was elected prior to July 16, 2010)

The following are the Terms and Definitions referenced in the Transfer Calculation Formula:

■  AV is the current Account Value of the Annuity

■ V is the current Account Value of the elected Sub-accounts of the Annuity

■ B is the total current value of the AST bond portfolio Sub-account

■ Cl is the lower target value. Currently, it is 79%.

■ Ct is the middle target value. Currently, it is 82%.

■ Cu is the upper target value. Currently, it is 85%.

For each guarantee provided under the benefit,

■ Gi is the guarantee amount

■ Ni is the number of days until the maturity date

■ di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365).

Next the formula calculates the following formula ratio:

r	=	(L – B) / V.

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > Cu.

The transfer amount is calculated by the following formula:

T	=	{Min(V, [L – B - V*Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

The transfer amount is calculated by the following formula:

T	=	{Min(B, - [L – B- V*Ct] / (1 – Ct))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

Formula for Annuities with 90% Cap Rule Feature – Gro Plus 2008 and
Highest Daily Gro

(The following formula also applies to elections of HD GRO with 90% cap, if HD GRO with 90% cap was elected prior to July 16, 2010)

The Following are the Terms and Definitions Referenced in the Transfer Calculation Formula:

■  AV is the current Account Value of the Annuity

■ V is the current Account Value of the elected Sub-accounts of the Annuity

■ B is the total current value of the AST bond portfolio Sub-account

■ Cl is the lower target value. Currently, it is 79%.

■ Ct is the middle target value. Currently, it is 82%.

■ Cu is the upper target value. Currently, it is 85%.

■ T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

■ Gi is the guarantee amount

■ Ni is the number of days until the maturity date

■ di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

Transfer Calculation

The formula, which is set on the Effective Date of the 90% Cap Rule, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

If (B / (V + B) > .90), then
T	=	B – [(V + B) * ..90]

If T as described above is greater than $0, then that amount (“T”) is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

On each Valuation Date thereafter (including the Effective Date of the 90% Cap Rule, provided (B / (V + B) < = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX(L i), where Li = Gi / (1 + di)^(Ni/365)

Next the formula calculates the following formula ratio:

r	=	(L – B) / V

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the “90% cap rule”). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r > Cu, subject to the 90% cap rule.

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap rule.

Appendix G – Formula Under Highest Daily Lifetime Seven Income Benefit and Spousal Highest Daily Lifetime Seven Income Benefit

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

■ Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

■ Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

■ Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

■ L – the target value as of the current business day.

■  r – the target ratio.

■  a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

■ Vv – the total value of all Permitted Sub-accounts in the Annuity.

■ VF – the total value of all elected Fixed Rate Options in the Annuity.

■ B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

■  P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

■ T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

*  Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

TARGET VALUE CALCULATION:

On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

■  If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

■ If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min ((VV + VF), [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the Permitted Sub-accounts and Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF)* Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts

2. Formula for Contracts Issued Prior to 7/21/08

(Without Election of 90% Cap Feature)

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

■  Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

■  Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

■ Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

■ L – the target value as of the current business day.

■  r – the target ratio.

■  a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

■ V – the total value of all Permitted Sub-accounts in the annuity.

■ B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

■ P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

■ T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

* Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

TARGET VALUE CALCULATION:

On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V.

■  If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

■ If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))},	Money is transferred from the Permitted Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))},	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the Permitted Sub- accounts

3. Formula for Annuities with 90% Cap Feature if Benefit was Elected Prior to July 21, 2008

See above for the Terms and Definitions Referenced in the Calculation Formula.

Target Value Calculation:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a

Transfer Calculation:

The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (V + B) > .90) then
T	=	B – [(V + B) * ..90]

If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (V + B) <= .90), the following asset transfer calculation is performed:

Target Ratio r	=	(L – B) / V

■  If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Rule described below.

■  If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account

T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.

At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

90% Cap Rule: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

4. Formula for Annuities with 90% Cap Feature if Benefit was Elected on or after July 21, 2008

See above for the Terms and Definitions Referenced in the Calculation Formula

Target Value Calculation:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a

Transfer Calculation:

The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (VV + VF + B) > .90) then
T	=	B – [(VV + VF + B) * ..90]

If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (VV + VF + B) <= .90), the following asset transfer calculation is performed:

Target Ratio r	=	(L – B) / (VV + VF)

■  If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Rule described below.

■  If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to AST Investment Grade Bond Portfolio Sub-account.

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.

At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

90% Cap Rule: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

“a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

* The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

Appendix H – Formula for Highest Daily Lifetime 7 Plus Income Benefit and Spousal Highest Daily Lifetime Plus Income Benefit

(including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND
THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

■ Cu – the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

■  Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

■ Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

■ Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

■ L – the target value as of the current Valuation Day.

■  r – the target ratio.

■  a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

■ Vv – the total value of all Permitted Sub-accounts in the Annuity.

■ VF – the total value of all elected Fixed Rate Options in the Annuity

■ B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

■  P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional purchase payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

■ T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

■ TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

Daily Calculations

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV+ VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L - B) / (VV + VF).

H-1

■ If on the third consecutive Valuation Day r > Cu and r ≤ Cus or if on any day r > Cus, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including Book Value Fixed Allocations used with any applicable Enhanced DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

■ If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct]/(1 – Ct))	Money is transferred from the Permitted Sub-accounts and Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF)* Ct]/(1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub- accounts

MONTHLY CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + VF) – L + B) / (1 – Cu), then

T M	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub- accounts.

“a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06	**

* The values set forth in this table are applied to all ages.

** In all subsequent years and months thereafter, the annuity factor is 4.06

H-2

Appendix I – Special Contract Provisions for Annuities Issued in Certain States

Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below. For Annuities issued in New York, please see Appendix E.

Jurisdiction	Special Provisions
Connecticut	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
Hawaii	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
Iowa	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
Maryland	Fixed Allocations are not available.
Massachusetts

If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).

Medically-Related Surrenders are not available.

Montana

If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).

Nevada	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Fixed Allocations are not available.

New York	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Medically Related Surrender is not available.

North Dakota	Fixed Allocations are not available.
Texas	Death benefit suspension not applicable upon provision of evidence of good health. See annuity contract for exact details.
Utah	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
Vermont	Fixed Allocations are not available.
Washington	Fixed Allocations are not available. Combination Roll-Up Value and Highest Periodic Value Death Benefit not available. Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.

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Appendix J – Formula Under the Guaranteed Return Option Plus Benefit

We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the formula.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

■  AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

■ V is the current Account Value of the elected Sub-accounts of the Annuity

■ F is the current Account Value of the Fixed Allocations

For each guarantee provided under the program,

■ Gi is the Principal Value of the guarantee

■ t i is the number of whole and partial years until the maturity date of the guarantee.

■ r i is the current fixed rate associated with Fixed Allocations of length ti (ti is rounded to the next highest integer to determine this rate).

The formula determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each guarantee the value (Li) that, if appreciated at the current fixed rate, would equal the Principal Value on the applicable maturity date. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + ri)^ti

Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

A transfer into the Fixed Allocations will occur if L > (AV – 0.2 * V), and V > 0.

The transfer amount is calculated by the following formula:

T	=	MIN (V, (V – (1 / 0.23) * (AV – L)))

A transfer from the Fixed Allocations to the Sub-accounts will occur if L < (AV - 0.26 * V), and F > 0.

The transfer amount is calculated by the following formula:

T	=	MIN (F, ((1 / 0.23) * (AV – L) – V))

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Appendix K – Formula Under the Guaranteed Return Option Benefit

We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter this pre-determined mathematical formula.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

■  AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

■ V is the current Account Value of the elected Sub-accounts of the Annuity

■ F is the current Account Value of the Fixed Allocations

■  G is the Principal Value of the guarantee

■  t is the number of whole and partial years between the current Valuation Day and the maturity date.

■ ti is the number of whole and partial years between the next Valuation Day (i.e., the Valuation Day immediately following the current Valuation Day) and the maturity date.

■ r is the fixed rate associated with Fixed Allocations of length t (ti is rounded to the next highest whole number to determine this rate) as of the current Valuation Day.

■ ri is the fixed rate associated with Fixed Allocations of length ti (ti is rounded to the next highest whole number to determine this rate) as of the next Valuation Day.

■  M is the total maturity value of all Fixed Allocations, i.e., the total value that the Fixed Allocations will have on the maturity date of the guarantee if no subsequent transactions occur.

The formula determines, on each Valuation Day, when a transfer is required.

The formula begins by determining a “cushion”, D:

D	=	1 – [(G – M) / (1 + r)t] / V

Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

A transfer into the Fixed Allocations will occur if D (less than) 0.20, V (greater than) 0, and V (greater than) 0.02 * AV.

The transfer amount is calculated by the following formula:

T	=	MIN (V, (V * (0.75 * (1 + ri)ti – G + M) / (0.75 * (1 + ri)^[t]i – (1 + r)t)))

A transfer from the Fixed Allocations to the Sub-accounts will occur if D (greater than) 0.30 and F (greater than) 0.

The transfer amount is calculated by the following formula:

T	=	MIN (F, (V * (0.75 * (1 + ri)ti – G + M) / ((1 + r)[t] – 0.75 * (1 + ri)^[t]i)))

K-1

Appendix L – Formula for Highest Daily Lifetime 6 Plus Income Benefit and
Spousal Highest Daily Lifetime 6 Plus Income Benefit

(including Highest Daily Lifetime 6 Plus with LIA)

TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE

AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

■ Cu – the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

■  Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%.

■ Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

■ Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

■ L – the target value as of the current Valuation Day.

■  r – the target ratio.

■  a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors).

■ Vv – the total value of all Permitted Sub-accounts in the Annuity.

■ VF – the total value of all elected Fixed Rate Options in the Annuity.

■ B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

■ P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

■ T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

■ TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

Daily Calculations

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a

Transfer Calculation:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

L-1

■ If on the third consecutive Valuation Day r > Cu and r ≤ Cus or if on any day r > Cus, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

■ If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and DCA Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts

Monthly Calculation

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + V F) – L + B) / (1 – C u), then

T M	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06	**

* The values set forth in this table are applied to all ages.

** In all subsequent years and months thereafter, the annuity factor is 4.06.

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APPENDIX M – FORMULA FOR GRO PLUS II

(The following formula also applies to elections of HD GRO II, if HD GRO II was elected prior to July 16, 2010)

The following are the terms and definitions referenced in the transfer calculation formula:

■ AV is the current Account Value of the Annuity

■  VV is the current Account Value of the elected Sub-accounts of the Annuity

■ VF is the current Account Value of any fixed-rate Sub-accounts of the Annuity

■ B is the total current value of the AST bond portfolio Sub-account

■ Cl is the lower target value. Currently, it is 79%.

■ Ct is the middle target value. Currently, it is 82%.

■ Cu is the upper target value. Currently, it is 85%.

■ T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

■ Gi is the guarantee amount

■ Ni is the number of days until the maturity date

■ di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX(L i), where Li = Gi / (1 + di)^(Ni/365)

Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( “90% cap rule”). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap rule.

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}

M-1

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

M-2

APPENDIX N – FORMULA FOR HIGHEST DAILY GRO

Formula for elections of HD GRO on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

■ AV is the current Account Value of the Annuity

■  VV is the current Account Value of the elected Sub-accounts of the Annuity

■ VF is the current Account Value of the elected Fixed Rate Options of the Annuity

■ B is the total current value of the Transfer Account

■  Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ T is the amount of a transfer into or out of the Transfer Account

■  “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L = MAX (Li), where Li = Gi / (1 + di)^(Ni/365).

Where:

■ Gi is the value of the Guarantee Amount or the Projected Future Guarantee

■ Ni is the number of days until the end of the Guarantee Period

■ di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r = (L – B) / (VV + VF).

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

N-1

The formula will transfer assets into the Transfer Account if r > Cu and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

T = {Min(MAX(0,(.90 * (VV + VF + B)) - B), [L – B – (VV + VF) * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T = {Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

N-2

APPENDIX O – FORMULA FOR HIGHEST DAILY GRO II

Formula for elections of HD GRO II made on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

The following are the Terms and Definitions referenced in the Transfer Calculation Formula:

■ AV is the current Account Value of the Annuity

■  VV is the current Account Value of the elected Sub-accounts of the Annuity

■ VF is the current Account Value of the elected Fixed Rate Options of the Annuity

■ B is the total current value of the Transfer Account

■  Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ T is the amount of a transfer into or out of the Transfer Account

■  “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L = MAX (Li), where Li = Gi / (1 + di)^(Ni/365).

Where:

■ Gi is the value of the Guarantee Amount or the Projected Future Guarantee

■ Ni is the number of days until the end of the Guarantee Period

■ di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r = (L – B) / (VV + VF).

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

O-1

The formula will transfer assets into the Transfer Account if r > Cu and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

T = {Min(MAX(0,(.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T = {Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

O-2

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITY DESCRIBED IN PROSPECTUS (PLEASE CHECK ONE) OPTIMUM (APRIL 29, 2016)             , OPTIMUM FOUR ((APRIL 29, 2016)             , OPTIMUM PLUS ((APRIL 29, 2016)             .

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by:

PRUDENTIAL ANNUITIES LIFE

ASSURANCE CORPORATION

A Prudential Financial Company

One Corporate Drive

Shelton, Connecticut 06484

Telephone: 1-888-PRU-2888

http://www.prudentialannuities.com

Variable Annuity Distributed by: PRUDENTIAL ANNUITIES DISTRIBUTORS A Prudential Financial Company One Corporate Drive Shelton, Connecticut 06484 Telephone: 203-926-1888 http://www.prudentialannuities.com

MAILING ADDRESSES:

Please see the section of this prospectus entitled “How To Contact Us” for where to send your request for a Statement of Additional Information.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PART B
STATEMENT OF ADDITIONAL INFORMATION

The variable investment options under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION, a Prudential Financial Company, and PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (also known as “Separate Account B”). The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options (“Fixed Allocations”) under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION. The assets supporting the Fixed Allocations are maintained in the PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and are registered solely under the Securities Act of 1933.

TABLE OF CONTENTS

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GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES	2
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION	2
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE B	2
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D	3
PRINCIPAL UNDERWRITER / DISTRIBUTOR – Prudential Annuities Distributors, Inc.	3
HOW THE UNIT PRICE IS DETERMINED	4
ADDITIONAL INFORMATION ON FIXED ALLOCATIONS	5
How We Calculate The Market Value Adjustments	6
GENERAL INFORMATION	7
Voting Rights	7
Modification	7
Deferral of Transactions	8
Misstatement of Age or Sex	8
Cyber Security Risks	8
ANNUITIZATION	9
EXPERTS	10
LEGAL EXPERTS	10
FINANCIAL STATEMENTS	10
APPENDIX A – DETERMINATION OF ACCUMULATION UNIT VALUES AND FINANCIAL STATEMENTS OF SEPARATE ACCOUNT	A-1
APPENDIX B – FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION	B-1

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES – VARIABLE ANNUITIES, P.O. BOX 7960, PHILADELPHIA, PA OR TELEPHONE 1-800-752-6342. OUR WEBSITE ADDRESS IS WWW.PRUDENTIALANNUITIES.COM.

Date of Statement of Additional Information: April 29, 2016

Date of Prospectus: April 29, 2016

ASAP III - SAI (04/2016)

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GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

Prudential Annuities Life Assurance Corporation ("Prudential Annuities", "we", "our" or "us") is a stock life insurance company domiciled in Arizona with licenses in the District of Columbia, Puerto Rico, and in all states except New York. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc. Prudential Annuities' principal business address is One Corporate Drive, Shelton, Connecticut 06484.

No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into American Skandia Life Assurance Corporation Variable Account B Class 1 Sub-accounts, which was subsequently renamed Prudential Annuities Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.

Effective August 31, 2013, Prudential Annuities Life Assurance Corporation changed its domicile from Connecticut to Arizona. As a result of this change, the Arizona Department of Insurance is our principal regulatory authority and all of our separate accounts, including Separate Account B, will now be operated in accordance with the laws of Arizona.

Separate Account B holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.

Separate Account B is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.

There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

During the accumulation phase, we offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.

A brief summary of the investment objectives and policies of each Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses and statements of additional information for the Portfolios.

There can be no guarantee that any Portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code ("Code").

We may make other portfolios available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio may be disclosed in its prospectus. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

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PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D", was established by us pursuant to Connecticut law. Based on our redomestication from Connecticut to Arizona, however, all our Separate Accounts, including Separate Account D, will be operated in accordance with the laws of Arizona, effective August 31, 2013. During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

1. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Arizona and other state insurance laws.

2. The assets in Separate Account D are accounted for at their market value, rather than at book value.

3. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.

Prudential Annuities Distributors, Inc. ("PAD"), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. Prudential Annuities Life Assurance Corporation and AST Investment Services, Inc. ("ASISI"), a co-investment manager of Advanced Series Trust are also wholly-owned subsidiaries of Prudential Annuities, Inc. Prudential Annuities Information Services and Technology Corporation, also a wholly-owned subsidiary of Prudential Annuities, Inc., is a service company that provides systems and information services to Prudential Annuities Life Assurance Corporation and its affiliated companies.

PAD acts as the distributor of a number of annuity and life insurance products we offer.

PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the Financial Industry Regulatory Authority ("FINRA"). THE OFFERING OF THE ANNUITY CONTRACTS THROUGH PAD IS CONTINUOUS. PLEASE SEE THE PROSPECTUS FOR A DISCUSSION OF HOW THE SALES LOAD ON THE ANNUITY CONTRACTS IS DETERMINED.

The Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms.

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Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.

We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list in the prospectus includes the names of the firms that we are aware (as of December 31, 2015) received cash compensation with respect to annuity business during 2015 (or as to which a payment amount was accrued during 2015). The firms listed include payments in connection with products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2015, the least amount paid, and greatest amount paid, were $0.40 and $7,883,815.34, respectively.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

With respect to all individual annuities issued by Prudential Annuities, PAD received commissions as follows: 2015: $142,737,382; 2014: $178,183,624 and 2013: $170,706,559. PAD retained none of those commissions.

HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

a. is the net result of:

1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

b. is the net result of:

1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

c. is the Insurance Charge and the Distribution Charge deducted daily against the assets of the Separate Account.

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We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the market value adjustment ("MVA").

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the SEC and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and a half percent of interest (2.50%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA.

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

HOW WE CALCULATE THE MARKET VALUE ADJUSTMENT

An MVA is used to determine the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined.

For purposes of this provision:

▪ "Strips" are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.

▪ "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.

▪  "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

The formula is:

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[(1+I) / (1+J+0.0010)]^(N/365)

where:

I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

N is the number of days remaining in the original Guarantee Period.

The denominator of the MVA formula includes a factor, currently equal to 0.0010 or 10 basis points. The factor is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Allocation.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]^(N/365).

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date and the 30 days prior to the Maturity Date. The formula may be changed for certain Special Purpose Fixed Allocations, as described in the Prospectus.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities.

2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

GENERAL INFORMATION

VOTING RIGHTS

We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus,

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under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.

We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

MODIFICATION

We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any Sub-account at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

DEFERRAL OF TRANSACTIONS

We may defer any distribution or transfer from a Fixed Allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

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The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪ trading on the NYSE is restricted;

▪ an emergency exists making redemption or valuation of securities held in the separate account impractical; or

▪ the SEC, by order, permits the suspension or postponement for the protection of security holders.

MISSTATEMENT OF AGE OR SEX

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

CYBER SECURITY RISKS

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Prudential Annuities is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact Prudential Annuities and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Prudential Annuities. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Prudential Annuities, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Prudential Annuities may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Prudential Annuities in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments and others continue to pose new and significant cyber security threats. Although Prudential Annuities, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Prudential Annuities cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

8

ANNUITIZATION

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments, or adjustable payments. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make all annuity payment options available in the future.

When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.

Certain of these annuity options may also be available to Beneficiaries who choose to receive the Annuity's Death Benefit proceeds as a series of payments instead of a lump sum payment.

OPTION 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.

OPTION 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.

OPTION 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This option is currently available on a fixed basis.

OPTION 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

We may make additional annuity payment options available in the future.

WHEN ARE ANNUITY PAYMENTS MADE?

Each Annuity Payment is payable monthly on the Annuity Payment Date. The initial annuity payment will be on a date of your choice. The Annuity Payment Date may not be changed after the Annuity Date.

HOW ARE ANNUITY PAYMENTS CALCULATED?

FIXED ANNUITY PAYMENTS

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value upon the Annuity Date, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

9

ADJUSTABLE ANNUITY PAYMENTS

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

KEY TERMS

ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. The Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95th birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.

EXPERTS

The financial statements of Prudential Annuities Life Assurance Corporation as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 and the financial statements of Prudential Annuities Life Assurance Corporation Variable Account B as of December 31, 2015 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

LEGAL EXPERTS

In connection with the preparation of the post-effective amendment to this registration statement, counsel for Prudential Annuities has provided certain advice with respect to the federal securities laws.

FINANCIAL STATEMENTS

The financial statements which follow are those of Prudential Annuities Life Assurance Corporation and Prudential Annuities Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2015 and for the years ended December 31, 2015 and 2014. There may be other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.

INCORPORATION BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to Prudential Annuities--Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at www.prudentialannuities.com.

10

Appendix A

DETERMINATION OF ACCUMULATION UNIT VALUES
AND FINANCIAL STATEMENTS OF SEPARATE ACCOUNT

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding business day by the net investment factor for that Sub-account for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of a fund by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.

As we have indicated in the prospectuses, Advanced Series Advisor Plan III and Optimum Annuity are contracts that allow you to select or decline any of several benefit options that carry with it a specific asset based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2015. Here, we set out unit values corresponding to the remaining unit values.

The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Are the Investment Objectives and Policies of the Portfolio?" in the prospectus.

A-1

ASAP III

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV (1.50%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2006 to 12/31/2006	$10.57	$11.41	0
01/01/2007 to 12/31/2007	$11.41	$11.82	0
01/01/2008 to 12/31/2008	$11.82	$11.11	0
01/01/2009 to 12/31/2009	$11.11	$12.79	0
01/01/2010 to 12/31/2010	$12.79	$14.66	0
01/01/2011 to 12/31/2011	$14.66	$14.84	0
01/01/2012 to 12/31/2012	$14.84	$16.68	0
01/01/2013 to 12/31/2013	$16.68	$18.07	0
01/01/2014 to 12/31/2014	$18.07	$18.22	0
01/01/2015 to 12/31/2015	$18.22	$17.97	0

AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$11.03	7,117,028
01/01/2007 to 12/31/2007	$11.03	$11.86	10,504,772
01/01/2008 to 12/31/2008	$11.86	$7.97	1,262,259
01/01/2009 to 12/31/2009	$7.97	$9.76	3,603,747
01/01/2010 to 12/31/2010	$9.76	$10.76	2,807,816
01/01/2011 to 12/31/2011	$10.76	$10.32	1,829,484
01/01/2012 to 12/31/2012	$10.32	$11.44	1,736,967
01/01/2013 to 12/31/2013	$11.44	$12.39	1,728,158
01/01/2014 to 12/31/2014	$12.39	$12.67	1,664,666
01/01/2015 to 12/31/2015	$12.67	$12.08	1,547,700

AST Advanced Strategies Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.67	716,554
01/01/2007 to 12/31/2007	$10.67	$11.51	1,523,109
01/01/2008 to 12/31/2008	$11.51	$7.96	614,684
01/01/2009 to 12/31/2009	$7.96	$9.89	1,457,752
01/01/2010 to 12/31/2010	$9.89	$11.08	1,260,896
01/01/2011 to 12/31/2011	$11.08	$10.93	979,057
01/01/2012 to 12/31/2012	$10.93	$12.23	1,041,993
01/01/2013 to 12/31/2013	$12.23	$14.04	914,703
01/01/2014 to 12/31/2014	$14.04	$14.68	923,892
01/01/2015 to 12/31/2015	$14.68	$14.57	939,040

AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$14.35	$16.52	261,969
01/01/2007 to 12/31/2007	$16.52	$16.25	270,936
01/01/2008 to 12/31/2008	$16.25	$10.45	30,296
01/01/2009 to 12/31/2009	$10.45	$12.12	112,094
01/01/2010 to 12/31/2010	$12.12	$13.59	108,922
01/01/2011 to 12/31/2011	$13.59	$13.86	59,270
01/01/2012 to 05/04/2012	$13.86	$15.07	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.92	832,155
01/01/2007 to 12/31/2007	$10.92	$11.73	1,645,122
01/01/2008 to 12/31/2008	$11.73	$8.24	347,116
01/01/2009 to 12/31/2009	$8.24	$10.01	2,332,501
01/01/2010 to 12/31/2010	$10.01	$11.07	1,919,500
01/01/2011 to 12/31/2011	$11.07	$10.77	1,156,073
01/01/2012 to 12/31/2012	$10.77	$11.93	1,123,914
01/01/2013 to 12/31/2013	$11.93	$13.83	1,161,351
01/01/2014 to 12/31/2014	$13.83	$14.51	1,024,688
01/01/2015 to 12/31/2015	$14.51	$14.36	857,164

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.18	14,448
01/01/2012 to 12/31/2012	$9.18	$10.11	23,794
01/01/2013 to 12/31/2013	$10.11	$11.04	76,753
01/01/2014 to 12/31/2014	$11.04	$11.41	157,913
01/01/2015 to 12/31/2015	$11.41	$10.90	135,734

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.51	2,188
01/01/2014 to 12/31/2014	$10.51	$10.72	8,847
01/01/2015 to 12/31/2015	$10.72	$10.59	5,025

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.33	$10.56	2,823,575
01/01/2007 to 12/31/2007	$10.56	$11.11	2,525,498
01/01/2008 to 12/31/2008	$11.11	$11.07	526,364
01/01/2009 to 12/31/2009	$11.07	$12.02	1,118,692
01/01/2010 to 12/31/2010	$12.02	$12.30	945,944
01/01/2011 to 12/31/2011	$12.30	$12.39	473,351
01/01/2012 to 12/31/2012	$12.39	$12.77	337,586
01/01/2013 to 12/31/2013	$12.77	$12.31	279,123
01/01/2014 to 12/31/2014	$12.31	$12.11	207,705
01/01/2015 to 12/31/2015	$12.11	$11.99	238,852

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$11.02	$11.26	1,726,161
01/01/2007 to 12/31/2007	$11.26	$12.01	1,806,287
01/01/2008 to 12/31/2008	$12.01	$11.56	475,411
01/01/2009 to 12/31/2009	$11.56	$13.27	1,242,625
01/01/2010 to 12/31/2010	$13.27	$14.08	1,216,835
01/01/2011 to 12/31/2011	$14.08	$14.31	711,514
01/01/2012 to 12/31/2012	$14.31	$15.41	667,649
01/01/2013 to 12/31/2013	$15.41	$14.90	564,057
01/01/2014 to 12/31/2014	$14.90	$15.30	471,500
01/01/2015 to 12/31/2015	$15.30	$14.75	374,455

AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.33	0
01/01/2009 to 12/31/2009	$11.33	$11.12	0
01/01/2010 to 12/31/2010	$11.12	$11.98	0
01/01/2011 to 12/31/2011	$11.98	$12.55	0
01/01/2012 to 12/31/2012	$12.55	$12.74	0
01/01/2013 to 12/31/2013	$12.74	$12.51	1,597
01/01/2014 to 12/31/2014	$12.51	$12.31	1,512
01/01/2015 to 12/31/2015	$12.31	$12.08	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.41	0
01/01/2010 to 12/31/2010	$9.41	$10.25	0
01/01/2011 to 12/31/2011	$10.25	$11.06	0
01/01/2012 to 12/31/2012	$11.06	$11.35	0
01/01/2013 to 12/31/2013	$11.35	$11.11	413
01/01/2014 to 12/31/2014	$11.11	$10.99	0
01/01/2015 to 12/31/2015	$10.99	$10.80	0

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.80	12,675
01/01/2011 to 12/31/2011	$10.80	$11.85	6,115
01/01/2012 to 12/31/2012	$11.85	$12.27	20,709
01/01/2013 to 12/31/2013	$12.27	$11.83	3,474
01/01/2014 to 12/31/2014	$11.83	$11.82	805
01/01/2015 to 12/31/2015	$11.82	$11.66	1,291

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.07	0
01/01/2009 to 12/31/2009	$12.07	$11.17	0
01/01/2010 to 12/31/2010	$11.17	$12.23	0
01/01/2011 to 12/31/2011	$12.23	$13.68	59,843
01/01/2012 to 12/31/2012	$13.68	$14.25	20,844
01/01/2013 to 12/31/2013	$14.25	$13.59	7,412
01/01/2014 to 12/31/2014	$13.59	$13.75	23,989
01/01/2015 to 12/31/2015	$13.75	$13.65	83,299

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.14	4,254
01/01/2009 to 12/31/2009	$12.14	$11.04	4,254
01/01/2010 to 12/31/2010	$11.04	$12.10	0
01/01/2011 to 12/31/2011	$12.10	$13.83	0
01/01/2012 to 12/31/2012	$13.83	$14.42	737
01/01/2013 to 12/31/2013	$14.42	$13.52	10,939
01/01/2014 to 12/31/2014	$13.52	$13.88	991
01/01/2015 to 12/31/2015	$13.88	$13.82	267

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.82	0
01/01/2010 to 12/31/2010	$8.82	$9.71	6,670
01/01/2011 to 12/31/2011	$9.71	$11.35	0
01/01/2012 to 12/31/2012	$11.35	$11.89	0
01/01/2013 to 12/31/2013	$11.89	$10.95	57,420
01/01/2014 to 12/31/2014	$10.95	$11.45	39,662
01/01/2015 to 12/31/2015	$11.45	$11.45	34,641

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.04	5,927
01/01/2011 to 12/31/2011	$11.04	$13.08	13,290
01/01/2012 to 12/31/2012	$13.08	$13.76	3,479
01/01/2013 to 12/31/2013	$13.76	$12.61	4,021
01/01/2014 to 12/31/2014	$12.61	$13.37	125,853
01/01/2015 to 12/31/2015	$13.37	$13.41	173,077

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.06	10,896
01/01/2012 to 12/31/2012	$12.06	$12.57	10,872
01/01/2013 to 12/31/2013	$12.57	$11.18	42,070
01/01/2014 to 12/31/2014	$11.18	$12.15	38,179
01/01/2015 to 12/31/2015	$12.15	$12.22	101,130

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.43	2,072
01/01/2013 to 12/31/2013	$10.43	$9.23	52,259
01/01/2014 to 12/31/2014	$9.23	$10.23	20,394
01/01/2015 to 12/31/2015	$10.23	$10.35	10,400

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.78	11,938
01/01/2014 to 12/31/2014	$8.78	$9.91	92,771
01/01/2015 to 12/31/2015	$9.91	$10.03	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.34	64,982
01/01/2015 to 12/31/2015	$11.34	$11.39	253,243

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.97	13,482

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	0
01/01/2010 to 12/31/2010	$10.30	$11.54	17,784
01/01/2011 to 12/31/2011	$11.54	$10.70	5,865
01/01/2012 to 12/31/2012	$10.70	$11.93	5,788
01/01/2013 to 12/31/2013	$11.93	$15.45	12,079
01/01/2014 to 12/31/2014	$15.45	$16.78	9,358
01/01/2015 to 12/31/2015	$16.78	$15.74	5,127

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.21	11,195,570
01/01/2007 to 12/31/2007	$11.21	$12.11	15,421,278
01/01/2008 to 12/31/2008	$12.11	$7.76	887,769
01/01/2009 to 12/31/2009	$7.76	$9.58	4,580,938
01/01/2010 to 12/31/2010	$9.58	$10.70	3,449,942
01/01/2011 to 12/31/2011	$10.70	$10.28	1,970,751
01/01/2012 to 12/31/2012	$10.28	$11.52	2,137,269
01/01/2013 to 12/31/2013	$11.52	$13.92	2,504,702
01/01/2014 to 12/31/2014	$13.92	$14.67	2,923,296
01/01/2015 to 12/31/2015	$14.67	$14.53	2,989,189

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.68	3,518
01/01/2014 to 12/31/2014	$11.68	$13.07	101,098
01/01/2015 to 12/31/2015	$13.07	$12.41	9,477

AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$21.49	$28.95	298,492
01/01/2007 to 12/31/2007	$28.95	$22.83	280,863
01/01/2008 to 12/31/2008	$22.83	$14.60	27,985
01/01/2009 to 12/31/2009	$14.60	$18.98	91,102
01/01/2010 to 12/31/2010	$18.98	$24.06	94,164
01/01/2011 to 12/31/2011	$24.06	$25.26	46,252
01/01/2012 to 12/31/2012	$25.26	$28.70	38,890
01/01/2013 to 12/31/2013	$28.70	$29.15	24,625
01/01/2014 to 12/31/2014	$29.15	$37.59	15,179
01/01/2015 to 12/31/2015	$37.59	$38.82	10,021

AST DeAm Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$17.09	$20.19	177,609
01/01/2007 to 12/31/2007	$20.19	$16.35	146,459
01/01/2008 to 07/18/2008	$16.35	$14.99	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.70	5,223
01/01/2014 to 12/31/2014	$9.70	$10.04	21,211
01/01/2015 to 12/31/2015	$10.04	$9.88	61,624

AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.00	0
01/01/2008 to 12/31/2008	$10.00	$7.17	58,918
01/01/2009 to 12/31/2009	$7.17	$8.56	254,505
01/01/2010 to 12/31/2010	$8.56	$9.56	263,943
01/01/2011 to 12/31/2011	$9.56	$9.18	184,771
01/01/2012 to 12/31/2012	$9.18	$10.28	158,269
01/01/2013 to 12/31/2013	$10.28	$12.07	202,114
01/01/2014 to 12/31/2014	$12.07	$12.57	223,202
01/01/2015 to 10/16/2015	$12.57	$12.55	0

AST FI Pyramis® Quantitative Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.59	920,633
01/01/2007 to 12/31/2007	$10.59	$11.33	2,592,217
01/01/2008 to 12/31/2008	$11.33	$7.31	251,593
01/01/2009 to 12/31/2009	$7.31	$8.92	1,229,017
01/01/2010 to 12/31/2010	$8.92	$10.04	911,050
01/01/2011 to 12/31/2011	$10.04	$9.74	620,879
01/01/2012 to 12/31/2012	$9.74	$10.62	631,596
01/01/2013 to 12/31/2013	$10.62	$12.00	612,082
01/01/2014 to 12/31/2014	$12.00	$12.20	630,567
01/01/2015 to 12/31/2015	$12.20	$12.13	586,415

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.48	26,086
01/01/2009 to 11/13/2009	$7.48	$8.38	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.76	538,573
01/01/2013 to 12/31/2013	$10.76	$13.19	529,184
01/01/2014 to 12/31/2014	$13.19	$13.41	504,484
01/01/2015 to 10/16/2015	$13.41	$12.86	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.83	28,171
01/01/2014 to 12/31/2014	$10.83	$10.94	68,142
01/01/2015 to 10/16/2015	$10.94	$10.45	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.12	727
01/01/2009 to 12/31/2009	$6.12	$8.14	5,264
01/01/2010 to 12/31/2010	$8.14	$9.64	20,842
01/01/2011 to 12/31/2011	$9.64	$9.02	10,080
01/01/2012 to 12/31/2012	$9.02	$11.26	20,321
01/01/2013 to 12/31/2013	$11.26	$11.57	12,503
01/01/2014 to 12/31/2014	$11.57	$12.99	12,241
01/01/2015 to 12/31/2015	$12.99	$12.78	6,799

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2006 to 12/31/2006	$12.14	$13.15	211,942
01/01/2007 to 12/31/2007	$13.15	$14.77	279,256
01/01/2008 to 12/31/2008	$14.77	$8.69	26,348
01/01/2009 to 12/31/2009	$8.69	$12.79	141,442
01/01/2010 to 12/31/2010	$12.79	$13.89	76,866
01/01/2011 to 12/31/2011	$13.89	$13.14	40,998
01/01/2012 to 12/31/2012	$13.14	$15.50	25,705
01/01/2013 to 12/31/2013	$15.50	$19.81	25,624
01/01/2014 to 02/07/2014	$19.81	$19.49	0

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.48	$16.73	3,666,490
01/01/2007 to 12/31/2007	$16.73	$17.32	3,473,856
01/01/2008 to 12/31/2008	$17.32	$10.12	443,322
01/01/2009 to 12/31/2009	$10.12	$11.88	1,542,710
01/01/2010 to 12/31/2010	$11.88	$13.21	1,315,243
01/01/2011 to 12/31/2011	$13.21	$12.29	466,396
01/01/2012 to 12/31/2012	$12.29	$14.49	285,426
01/01/2013 to 12/31/2013	$14.49	$19.06	238,839
01/01/2014 to 12/31/2014	$19.06	$21.24	208,064
01/01/2015 to 12/31/2015	$21.24	$19.95	348,397

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$15.15	$15.86	775,703
01/01/2007 to 12/31/2007	$15.86	$18.64	724,250
01/01/2008 to 12/31/2008	$18.64	$10.87	59,432
01/01/2009 to 12/31/2009	$10.87	$16.82	289,943
01/01/2010 to 12/31/2010	$16.82	$19.85	203,194
01/01/2011 to 12/31/2011	$19.85	$18.97	67,574
01/01/2012 to 12/31/2012	$18.97	$22.35	61,407
01/01/2013 to 12/31/2013	$22.35	$29.10	57,601
01/01/2014 to 12/31/2014	$29.10	$31.97	36,943
01/01/2015 to 12/31/2015	$31.97	$29.70	75,377

AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.17	1,784
01/01/2008 to 12/31/2008	$10.17	$7.59	60,517
01/01/2009 to 12/31/2009	$7.59	$9.23	348,104
01/01/2010 to 12/31/2010	$9.23	$10.15	370,691
01/01/2011 to 12/31/2011	$10.15	$9.94	238,919
01/01/2012 to 12/31/2012	$9.94	$10.79	251,486
01/01/2013 to 12/31/2013	$10.79	$11.67	244,784
01/01/2014 to 12/31/2014	$11.67	$11.96	226,251
01/01/2015 to 12/31/2015	$11.96	$11.67	204,898

AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009* to 12/31/2009	$13.01	$16.74	44,719
01/01/2010 to 12/31/2010	$16.74	$20.90	79,338
01/01/2011 to 12/31/2011	$20.90	$20.86	25,257
01/01/2012 to 12/31/2012	$20.86	$23.77	29,926
01/01/2013 to 12/31/2013	$23.77	$32.50	27,832
01/01/2014 to 12/31/2014	$32.50	$34.31	17,845
01/01/2015 to 12/31/2015	$34.31	$31.94	16,662

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.60	$18.71	335,345
01/01/2007 to 12/31/2007	$18.71	$18.64	444,416
01/01/2008 to 12/31/2008	$18.64	$11.51	56,513
01/01/2009 to 12/31/2009	$11.51	$13.41	135,555
01/01/2010 to 12/31/2010	$13.41	$14.85	144,676
01/01/2011 to 12/31/2011	$14.85	$14.56	97,717
01/01/2012 to 12/31/2012	$14.56	$16.26	77,006
01/01/2013 to 12/31/2013	$16.26	$21.57	58,724
01/01/2014 to 12/31/2014	$21.57	$21.57	35,750
01/01/2015 to 12/31/2015	$21.57	$19.96	22,259

AST High Yield Portfolio
01/01/2006 to 12/31/2006	$13.40	$14.57	414,217
01/01/2007 to 12/31/2007	$14.57	$14.71	372,804
01/01/2008 to 12/31/2008	$14.71	$10.78	56,255
01/01/2009 to 12/31/2009	$10.78	$14.40	283,337
01/01/2010 to 12/31/2010	$14.40	$16.10	157,948
01/01/2011 to 12/31/2011	$16.10	$16.36	96,527
01/01/2012 to 12/31/2012	$16.36	$18.35	76,737
01/01/2013 to 12/31/2013	$18.35	$19.37	59,982
01/01/2014 to 12/31/2014	$19.37	$19.57	66,868
01/01/2015 to 12/31/2015	$19.57	$18.59	21,563

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$17.62	$21.00	1,900,964
01/01/2007 to 12/31/2007	$21.00	$24.62	1,697,605
01/01/2008 to 12/31/2008	$24.62	$12.07	219,486
01/01/2009 to 12/31/2009	$12.07	$16.08	783,945
01/01/2010 to 12/31/2010	$16.08	$18.14	644,187
01/01/2011 to 12/31/2011	$18.14	$15.56	237,695
01/01/2012 to 12/31/2012	$15.56	$18.45	135,401
01/01/2013 to 12/31/2013	$18.45	$21.63	122,372
01/01/2014 to 12/31/2014	$21.63	$20.13	112,393
01/01/2015 to 12/31/2015	$20.13	$20.45	167,014

AST International Value Portfolio
01/01/2006 to 12/31/2006	$17.25	$21.66	276,622
01/01/2007 to 12/31/2007	$21.66	$25.13	423,852
01/01/2008 to 12/31/2008	$25.13	$13.86	43,027
01/01/2009 to 12/31/2009	$13.86	$17.82	103,064
01/01/2010 to 12/31/2010	$17.82	$19.50	94,961
01/01/2011 to 12/31/2011	$19.50	$16.79	47,290
01/01/2012 to 12/31/2012	$16.79	$19.30	50,310
01/01/2013 to 12/31/2013	$19.30	$22.71	53,507
01/01/2014 to 12/31/2014	$22.71	$20.87	45,928
01/01/2015 to 12/31/2015	$20.87	$20.73	35,781

AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$10.00	$10.75	2,260,847
01/01/2009 to 12/31/2009	$10.75	$11.78	714,433
01/01/2010 to 12/31/2010	$11.78	$12.86	349,323
01/01/2011 to 12/31/2011	$12.86	$14.24	1,683,886
01/01/2012 to 12/31/2012	$14.24	$15.35	774,811
01/01/2013 to 12/31/2013	$15.35	$14.64	161,422
01/01/2014 to 12/31/2014	$14.64	$15.39	111,516
01/01/2015 to 12/31/2015	$15.39	$15.34	252,354

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.19	0
01/01/2008 to 12/31/2008	$10.19	$6.96	57,866
01/01/2009 to 12/31/2009	$6.96	$8.68	569,996
01/01/2010 to 12/31/2010	$8.68	$9.73	588,503
01/01/2011 to 12/31/2011	$9.73	$9.53	222,718
01/01/2012 to 12/31/2012	$9.53	$10.66	190,012
01/01/2013 to 12/31/2013	$10.66	$12.21	206,059
01/01/2014 to 12/31/2014	$12.21	$12.79	200,787
01/01/2015 to 12/31/2015	$12.79	$12.47	154,273

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$16.16	$19.55	388,188
01/01/2007 to 12/31/2007	$19.55	$21.07	423,778
01/01/2008 to 12/31/2008	$21.07	$12.16	71,449
01/01/2009 to 12/31/2009	$12.16	$16.28	131,795
01/01/2010 to 12/31/2010	$16.28	$17.19	134,112
01/01/2011 to 12/31/2011	$17.19	$15.38	67,608
01/01/2012 to 12/31/2012	$15.38	$18.47	56,764
01/01/2013 to 12/31/2013	$18.47	$20.99	49,158
01/01/2014 to 12/31/2014	$20.99	$19.36	34,652
01/01/2015 to 12/31/2015	$19.36	$18.53	26,789

AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2006 to 12/31/2006	$13.49	$14.77	67,203
01/01/2007 to 12/31/2007	$14.77	$14.83	200,084
01/01/2008 to 12/31/2008	$14.83	$12.03	267,698
01/01/2009 to 12/31/2009	$12.03	$14.46	769,525
01/01/2010 to 12/31/2010	$14.46	$15.29	706,865
01/01/2011 to 12/31/2011	$15.29	$15.09	527,772
01/01/2012 to 12/31/2012	$15.09	$16.46	537,743
01/01/2013 to 12/31/2013	$16.46	$18.00	431,411
01/01/2014 to 12/31/2014	$18.00	$18.70	400,844
01/01/2015 to 12/31/2015	$18.70	$18.38	392,860

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	0
01/01/2010 to 12/31/2010	$10.29	$11.29	22,698
01/01/2011 to 12/31/2011	$11.29	$11.19	24,251
01/01/2012 to 12/31/2012	$11.19	$12.70	27,975
01/01/2013 to 12/31/2013	$12.70	$17.07	23,102
01/01/2014 to 12/31/2014	$17.07	$18.41	6,505
01/01/2015 to 12/31/2015	$18.41	$20.06	6,664

AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.95	$16.28	418,800
01/01/2007 to 12/31/2007	$16.28	$15.56	360,373
01/01/2008 to 12/31/2008	$15.56	$8.97	82,540
01/01/2009 to 12/31/2009	$8.97	$10.55	199,552
01/01/2010 to 12/31/2010	$10.55	$11.76	198,247
01/01/2011 to 12/31/2011	$11.76	$11.10	117,260
01/01/2012 to 12/31/2012	$11.10	$12.77	102,085
01/01/2013 to 12/31/2013	$12.77	$17.60	110,141
01/01/2014 to 12/31/2014	$17.60	$19.72	86,048
01/01/2015 to 12/31/2015	$19.72	$17.90	68,769

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$14.81	$15.64	4,434,214
01/01/2007 to 12/31/2007	$15.64	$17.71	4,017,921
01/01/2008 to 12/31/2008	$17.71	$9.83	456,501
01/01/2009 to 12/31/2009	$9.83	$12.56	1,600,861
01/01/2010 to 12/31/2010	$12.56	$14.82	1,327,334
01/01/2011 to 12/31/2011	$14.82	$14.47	459,894
01/01/2012 to 12/31/2012	$14.47	$16.00	296,704
01/01/2013 to 12/31/2013	$16.00	$21.52	242,827
01/01/2014 to 12/31/2014	$21.52	$23.45	217,926
01/01/2015 to 12/31/2015	$23.45	$25.42	267,937

AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$12.62	$13.65	1,013,491
01/01/2007 to 12/31/2007	$13.65	$14.26	979,275
01/01/2008 to 12/31/2008	$14.26	$10.78	306,278
01/01/2009 to 12/31/2009	$10.78	$14.30	600,007
01/01/2010 to 12/31/2010	$14.30	$15.97	357,716
01/01/2011 to 12/31/2011	$15.97	$17.33	154,942
01/01/2012 to 12/31/2012	$17.33	$18.09	102,954
01/01/2013 to 12/31/2013	$18.09	$17.46	68,600
01/01/2014 to 12/31/2014	$17.46	$18.29	75,763
01/01/2015 to 12/31/2015	$18.29	$17.91	83,372

AST MFS Global Equity Portfolio
01/01/2006 to 12/31/2006	$15.28	$18.71	218,215
01/01/2007 to 12/31/2007	$18.71	$20.16	254,379
01/01/2008 to 12/31/2008	$20.16	$13.10	30,637
01/01/2009 to 12/31/2009	$13.10	$16.98	68,260
01/01/2010 to 12/31/2010	$16.98	$18.74	59,365
01/01/2011 to 12/31/2011	$18.74	$17.88	33,894
01/01/2012 to 12/31/2012	$17.88	$21.67	43,052
01/01/2013 to 12/31/2013	$21.67	$27.25	34,507
01/01/2014 to 12/31/2014	$27.25	$27.81	34,520
01/01/2015 to 12/31/2015	$27.81	$26.99	41,237

AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$13.09	$14.14	348,252
01/01/2007 to 12/31/2007	$14.14	$16.03	351,692
01/01/2008 to 12/31/2008	$16.03	$10.06	74,704
01/01/2009 to 12/31/2009	$10.06	$12.32	138,388
01/01/2010 to 12/31/2010	$12.32	$13.68	121,164
01/01/2011 to 12/31/2011	$13.68	$13.40	72,768
01/01/2012 to 12/31/2012	$13.40	$15.45	52,953
01/01/2013 to 12/31/2013	$15.45	$20.81	41,651
01/01/2014 to 12/31/2014	$20.81	$22.28	31,546
01/01/2015 to 12/31/2015	$22.28	$23.53	33,269

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.20	540
01/01/2013 to 12/31/2013	$10.20	$13.52	3,682
01/01/2014 to 12/31/2014	$13.52	$14.67	13,317
01/01/2015 to 12/31/2015	$14.67	$14.35	10,273

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.86	$17.85	101,373
01/01/2007 to 12/31/2007	$17.85	$18.06	111,487
01/01/2008 to 12/31/2008	$18.06	$11.01	16,776
01/01/2009 to 12/31/2009	$11.01	$15.06	38,380
01/01/2010 to 12/31/2010	$15.06	$18.34	61,575
01/01/2011 to 12/31/2011	$18.34	$17.44	29,727
01/01/2012 to 12/31/2012	$17.44	$20.34	29,981
01/01/2013 to 12/31/2013	$20.34	$26.53	28,811
01/01/2014 to 12/31/2014	$26.53	$30.04	19,842
01/01/2015 to 12/31/2015	$30.04	$27.63	14,591

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.96	$10.26	2,006,434
01/01/2007 to 12/31/2007	$10.26	$10.60	2,126,726
01/01/2008 to 12/31/2008	$10.60	$10.70	3,923,612
01/01/2009 to 12/31/2009	$10.70	$10.57	9,356,356
01/01/2010 to 12/31/2010	$10.57	$10.41	4,514,743
01/01/2011 to 12/31/2011	$10.41	$10.26	2,469,055
01/01/2012 to 12/31/2012	$10.26	$10.10	1,788,191
01/01/2013 to 12/31/2013	$10.10	$9.95	1,064,476
01/01/2014 to 12/31/2014	$9.95	$9.80	517,455
01/01/2015 to 12/31/2015	$9.80	$9.66	144,968

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.07	0
01/01/2012 to 12/31/2012	$10.07	$10.41	11,178
01/01/2013 to 12/31/2013	$10.41	$9.96	927
01/01/2014 to 12/31/2014	$9.96	$10.32	4,409
01/01/2015 to 10/16/2015	$10.32	$10.30	0

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$15.64	$17.57	430,929
01/01/2007 to 12/31/2007	$17.57	$21.15	502,643
01/01/2008 to 12/31/2008	$21.15	$11.84	62,184
01/01/2009 to 12/31/2009	$11.84	$15.13	141,041
01/01/2010 to 12/31/2010	$15.13	$19.18	155,932
01/01/2011 to 12/31/2011	$19.18	$19.21	75,915
01/01/2012 to 12/31/2012	$19.21	$21.27	76,206
01/01/2013 to 12/31/2013	$21.27	$27.78	69,806
01/01/2014 to 12/31/2014	$27.78	$29.53	41,017
01/01/2015 to 10/16/2015	$29.53	$30.32	0

AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$15.06	$15.98	89,814
01/01/2007 to 12/31/2007	$15.98	$18.69	87,947
01/01/2008 to 12/31/2008	$18.69	$10.58	10,447
01/01/2009 to 12/31/2009	$10.58	$12.77	28,177
01/01/2010 to 12/31/2010	$12.77	$15.12	35,217
01/01/2011 to 04/29/2011	$15.12	$16.97	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$17.90	$19.53	1,220,026
01/01/2007 to 12/31/2007	$19.53	$19.84	1,208,758
01/01/2008 to 12/31/2008	$19.84	$11.29	131,484
01/01/2009 to 12/31/2009	$11.29	$15.64	360,015
01/01/2010 to 12/31/2010	$15.64	$19.01	338,461
01/01/2011 to 12/31/2011	$19.01	$18.26	113,948
01/01/2012 to 12/31/2012	$18.26	$21.07	77,210
01/01/2013 to 12/31/2013	$21.07	$29.47	71,473
01/01/2014 to 12/31/2014	$29.47	$33.16	51,982
01/01/2015 to 12/31/2015	$33.16	$30.82	49,218

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.33	73,675
01/01/2013 to 12/31/2013	$10.33	$12.10	73,677
01/01/2014 to 12/31/2014	$12.10	$12.54	48,265
01/01/2015 to 12/31/2015	$12.54	$12.19	84,018

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.58	600
01/01/2009 to 12/31/2009	$5.58	$9.15	119,599
01/01/2010 to 12/31/2010	$9.15	$11.02	146,162
01/01/2011 to 12/31/2011	$11.02	$8.65	70,001
01/01/2012 to 12/31/2012	$8.65	$10.05	69,452
01/01/2013 to 12/31/2013	$10.05	$9.92	54,894
01/01/2014 to 12/31/2014	$9.92	$9.32	53,824
01/01/2015 to 12/31/2015	$9.32	$7.64	41,125

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.68	164,167
01/01/2007 to 12/31/2007	$10.68	$11.43	552,669
01/01/2008 to 12/31/2008	$11.43	$9.07	689,010
01/01/2009 to 12/31/2009	$9.07	$10.72	1,209,120
01/01/2010 to 12/31/2010	$10.72	$11.67	1,279,799
01/01/2011 to 12/31/2011	$11.67	$11.61	1,121,904
01/01/2012 to 12/31/2012	$11.61	$12.63	1,079,897
01/01/2013 to 12/31/2013	$12.63	$13.58	1,079,622
01/01/2014 to 12/31/2014	$13.58	$14.15	1,077,522
01/01/2015 to 12/31/2015	$14.15	$13.96	788,631

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.07	1,559
01/01/2012 to 12/31/2012	$10.07	$10.63	1,878
01/01/2013 to 12/31/2013	$10.63	$10.23	5,372
01/01/2014 to 12/31/2014	$10.23	$10.68	9,072
01/01/2015 to 12/31/2015	$10.68	$10.49	8,112

AST Prudential Growth Allocation Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.49	700,824
01/01/2007 to 12/31/2007	$10.49	$11.52	1,835,262
01/01/2008 to 12/31/2008	$11.52	$6.73	316,746
01/01/2009 to 12/31/2009	$6.73	$8.35	2,024,279
01/01/2010 to 12/31/2010	$8.35	$9.78	1,754,551
01/01/2011 to 12/31/2011	$9.78	$9.04	998,335
01/01/2012 to 12/31/2012	$9.04	$10.05	1,029,293
01/01/2013 to 12/31/2013	$10.05	$11.59	1,274,455
01/01/2014 to 12/31/2014	$11.59	$12.46	1,357,542
01/01/2015 to 12/31/2015	$12.46	$12.20	1,634,075

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
01/01/2006 to 12/31/2006	$13.60	$15.08	379,277
01/01/2007 to 12/31/2007	$15.08	$15.16	437,606
01/01/2008 to 12/31/2008	$15.16	$9.15	41,633
01/01/2009 to 12/31/2009	$9.15	$10.98	119,152
01/01/2010 to 12/31/2010	$10.98	$12.45	103,489
01/01/2011 to 12/31/2011	$12.45	$12.69	48,851
01/01/2012 to 12/31/2012	$12.69	$14.84	34,000
01/01/2013 to 12/31/2013	$14.84	$19.36	22,989
01/01/2014 to 12/31/2014	$19.36	$22.36	15,861
01/01/2015 to 12/31/2015	$22.36	$22.70	4,955

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.91	3,131
01/01/2012 to 12/31/2012	$8.91	$9.93	0
01/01/2013 to 12/31/2013	$9.93	$11.97	0
01/01/2014 to 12/31/2014	$11.97	$12.56	2,315
01/01/2015 to 12/31/2015	$12.56	$12.39	3,004

AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.04	19,781
01/01/2008 to 12/31/2008	$10.04	$7.17	187,773
01/01/2009 to 12/31/2009	$7.17	$8.71	562,379
01/01/2010 to 12/31/2010	$8.71	$9.60	625,456
01/01/2011 to 12/31/2011	$9.60	$9.28	487,867
01/01/2012 to 12/31/2012	$9.28	$10.09	507,952
01/01/2013 to 12/31/2013	$10.09	$11.17	512,441
01/01/2014 to 12/31/2014	$11.17	$11.57	472,900
01/01/2015 to 12/31/2015	$11.57	$11.38	460,148

AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.51	1,703
01/01/2008 to 12/31/2008	$11.51	$7.34	54,042
01/01/2009 to 12/31/2009	$7.34	$9.18	350,540
01/01/2010 to 12/31/2010	$9.18	$10.34	353,593
01/01/2011 to 12/31/2011	$10.34	$9.94	222,286
01/01/2012 to 12/31/2012	$9.94	$11.34	235,019
01/01/2013 to 12/31/2013	$11.34	$13.19	269,266
01/01/2014 to 12/31/2014	$13.19	$13.70	300,394
01/01/2015 to 12/31/2015	$13.70	$13.42	413,872

AST Schroders Multi-Asset World Strategies Portfolio
01/01/2006 to 12/31/2006	$12.92	$13.95	149,837
01/01/2007 to 12/31/2007	$13.95	$14.97	216,035
01/01/2008 to 12/31/2008	$14.97	$10.29	52,317
01/01/2009 to 12/31/2009	$10.29	$12.92	590,351
01/01/2010 to 12/31/2010	$12.92	$14.23	450,911
01/01/2011 to 12/31/2011	$14.23	$13.54	228,839
01/01/2012 to 12/31/2012	$13.54	$14.82	218,316
01/01/2013 to 12/31/2013	$14.82	$16.70	187,437
01/01/2014 to 12/31/2014	$16.70	$16.95	164,128
01/01/2015 to 10/16/2015	$16.95	$16.51	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$21.52	$23.94	735,301
01/01/2007 to 12/31/2007	$23.94	$26.22	690,521
01/01/2008 to 12/31/2008	$26.22	$14.44	77,724
01/01/2009 to 12/31/2009	$14.44	$18.87	263,368
01/01/2010 to 12/31/2010	$18.87	$24.63	208,277
01/01/2011 to 12/31/2011	$24.63	$21.08	88,588
01/01/2012 to 12/31/2012	$21.08	$24.94	69,266
01/01/2013 to 12/31/2013	$24.94	$34.59	57,797
01/01/2014 to 12/31/2014	$34.59	$35.75	40,458
01/01/2015 to 12/31/2015	$35.75	$35.68	43,677

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.43	$13.79	120,888
01/01/2007 to 12/31/2007	$13.79	$14.55	113,131
01/01/2008 to 12/31/2008	$14.55	$9.32	30,544
01/01/2009 to 12/31/2009	$9.32	$12.29	63,593
01/01/2010 to 12/31/2010	$12.29	$16.51	72,358
01/01/2011 to 12/31/2011	$16.51	$16.10	34,651
01/01/2012 to 12/31/2012	$16.10	$17.79	32,789
01/01/2013 to 12/31/2013	$17.79	$23.69	37,740
01/01/2014 to 12/31/2014	$23.69	$24.23	28,404
01/01/2015 to 12/31/2015	$24.23	$24.05	26,392

AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$16.25	$19.22	1,270,917
01/01/2007 to 12/31/2007	$19.22	$17.87	1,302,430
01/01/2008 to 12/31/2008	$17.87	$12.37	153,429
01/01/2009 to 12/31/2009	$12.37	$15.47	465,071
01/01/2010 to 12/31/2010	$15.47	$19.20	374,323
01/01/2011 to 12/31/2011	$19.20	$17.79	145,764
01/01/2012 to 12/31/2012	$17.79	$20.70	93,768
01/01/2013 to 12/31/2013	$20.70	$28.02	74,451
01/01/2014 to 12/31/2014	$28.02	$29.05	54,217
01/01/2015 to 12/31/2015	$29.05	$27.38	66,195

AST T. Rowe Price Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$13.75	$15.23	400,619
01/01/2007 to 12/31/2007	$15.23	$15.95	721,295
01/01/2008 to 12/31/2008	$15.95	$11.64	200,601
01/01/2009 to 12/31/2009	$11.64	$14.23	600,940
01/01/2010 to 12/31/2010	$14.23	$15.63	555,337
01/01/2011 to 12/31/2011	$15.63	$15.70	434,341
01/01/2012 to 12/31/2012	$15.70	$17.56	481,456
01/01/2013 to 12/31/2013	$17.56	$20.20	480,938
01/01/2014 to 12/31/2014	$20.20	$21.07	487,593
01/01/2015 to 12/31/2015	$21.07	$20.76	548,289

AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$14.87	$17.77	484,818
01/01/2007 to 12/31/2007	$17.77	$16.88	431,841
01/01/2008 to 12/31/2008	$16.88	$9.66	48,882
01/01/2009 to 12/31/2009	$9.66	$11.78	139,553
01/01/2010 to 12/31/2010	$11.78	$13.14	161,976
01/01/2011 to 12/31/2011	$13.14	$12.73	63,594
01/01/2012 to 12/31/2012	$12.73	$14.70	68,380
01/01/2013 to 12/31/2013	$14.70	$18.78	75,195
01/01/2014 to 12/31/2014	$18.78	$19.88	59,965
01/01/2015 to 10/16/2015	$19.88	$18.46	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$13.60	$14.15	268,432
01/01/2007 to 12/31/2007	$14.15	$15.09	439,213
01/01/2008 to 12/31/2008	$15.09	$8.83	74,205
01/01/2009 to 12/31/2009	$8.83	$13.34	269,371
01/01/2010 to 12/31/2010	$13.34	$15.22	229,668
01/01/2011 to 12/31/2011	$15.22	$14.74	132,185
01/01/2012 to 12/31/2012	$14.74	$17.07	143,318
01/01/2013 to 12/31/2013	$17.07	$24.22	146,670
01/01/2014 to 12/31/2014	$24.22	$25.85	105,184
01/01/2015 to 12/31/2015	$25.85	$27.90	85,144

AST T. Rowe Price Natural Resources Portfolio
01/01/2006 to 12/31/2006	$22.98	$26.22	257,416
01/01/2007 to 12/31/2007	$26.22	$36.29	327,780
01/01/2008 to 12/31/2008	$36.29	$17.88	48,171
01/01/2009 to 12/31/2009	$17.88	$26.30	147,958
01/01/2010 to 12/31/2010	$26.30	$31.20	143,132
01/01/2011 to 12/31/2011	$31.20	$26.15	67,486
01/01/2012 to 12/31/2012	$26.15	$26.69	61,390
01/01/2013 to 12/31/2013	$26.69	$30.33	47,111
01/01/2014 to 12/31/2014	$30.33	$27.38	30,701
01/01/2015 to 12/31/2015	$27.38	$21.78	19,831

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$11.55	$12.09	1,040,579
01/01/2007 to 12/31/2007	$12.09	$13.05	1,134,701
01/01/2008 to 12/31/2008	$13.05	$12.55	116,300
01/01/2009 to 12/31/2009	$12.55	$13.85	411,753
01/01/2010 to 12/31/2010	$13.85	$14.43	329,237
01/01/2011 to 12/31/2011	$14.43	$14.80	134,287
01/01/2012 to 12/31/2012	$14.80	$15.34	84,511
01/01/2013 to 12/31/2013	$15.34	$14.54	98,013
01/01/2014 to 12/31/2014	$14.54	$14.40	79,733
01/01/2015 to 12/31/2015	$14.40	$13.53	103,878

AST Wellington Management Hedged Equity Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.39	2,429,054
01/01/2007 to 12/31/2007	$11.39	$12.29	3,241,562
01/01/2008 to 12/31/2008	$12.29	$6.98	132,722
01/01/2009 to 12/31/2009	$6.98	$8.84	625,653
01/01/2010 to 12/31/2010	$8.84	$9.98	540,358
01/01/2011 to 12/31/2011	$9.98	$9.49	266,724
01/01/2012 to 12/31/2012	$9.49	$10.37	235,711
01/01/2013 to 12/31/2013	$10.37	$12.31	257,016
01/01/2014 to 12/31/2014	$12.31	$12.80	195,918
01/01/2015 to 12/31/2015	$12.80	$12.52	147,171

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	7,942
01/01/2008 to 12/31/2008	$9.98	$9.32	128,686
01/01/2009 to 12/31/2009	$9.32	$10.25	162,500
01/01/2010 to 12/31/2010	$10.25	$10.88	191,856
01/01/2011 to 12/31/2011	$10.88	$11.36	131,044
01/01/2012 to 12/31/2012	$11.36	$12.07	130,317
01/01/2013 to 12/31/2013	$12.07	$11.71	167,933
01/01/2014 to 12/31/2014	$11.71	$12.37	190,247
01/01/2015 to 12/31/2015	$12.37	$12.33	209,061

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Evergreen VA Growth Fund
01/01/2006 to 12/31/2006	$11.45	$12.52	131,808
01/01/2007 to 12/31/2007	$12.52	$13.70	115,632
01/01/2008 to 12/31/2008	$13.70	$7.94	15,956
01/01/2009 to 12/31/2009	$7.94	$10.94	50,260
01/01/2010 to 07/16/2010	$10.94	$10.72	0

Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$14.02	$17.01	137,407
01/01/2007 to 12/31/2007	$17.01	$19.27	154,843
01/01/2008 to 12/31/2008	$19.27	$11.11	19,778
01/01/2009 to 12/31/2009	$11.11	$12.68	42,576
01/01/2010 to 07/16/2010	$12.68	$12.06	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$14.33	$14.96	17,678
01/01/2007 to 12/31/2007	$14.96	$16.50	17,767
01/01/2008 to 12/31/2008	$16.50	$11.83	497
01/01/2009 to 12/31/2009	$11.83	$16.78	17,263
01/01/2010 to 07/16/2010	$16.78	$15.69	0

First Trust Target Focus Four Portfolio
01/01/2006 to 12/31/2006	$14.38	$14.73	0
01/01/2007 to 12/31/2007	$14.73	$15.34	200,912
01/01/2008 to 12/31/2008	$15.34	$8.49	108
01/01/2009 to 12/31/2009	$8.49	$10.76	35,449
01/01/2010 to 12/31/2010	$10.76	$12.62	31,719
01/01/2011 to 12/31/2011	$12.62	$11.07	7,156
01/01/2012 to 12/31/2012	$11.07	$12.41	4,837
01/01/2013 to 12/31/2013	$12.41	$16.03	4,902
01/01/2014 to 04/25/2014	$16.03	$16.53	0

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.65	229,407
01/01/2009 to 12/31/2009	$6.65	$8.52	1,106,583
01/01/2010 to 12/31/2010	$8.52	$9.25	1,017,410
01/01/2011 to 12/31/2011	$9.25	$8.96	567,697
01/01/2012 to 09/21/2012	$8.96	$10.05	0

Global Dividend Target 15 Portfolio
01/01/2006 to 12/31/2006	$17.32	$23.62	159,568
01/01/2007 to 12/31/2007	$23.62	$26.37	232,530
01/01/2008 to 12/31/2008	$26.37	$14.86	16,403
01/01/2009 to 12/31/2009	$14.86	$20.65	28,524
01/01/2010 to 12/31/2010	$20.65	$22.32	20,980
01/01/2011 to 12/31/2011	$22.32	$20.34	11,149
01/01/2012 to 12/31/2012	$20.34	$25.11	11,137
01/01/2013 to 12/31/2013	$25.11	$28.29	7,741
01/01/2014 to 04/25/2014	$28.29	$27.70	0

Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.18	6,191
01/01/2012 to 04/27/2012	$8.18	$9.27	0

Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.13	13,541
01/01/2012 to 12/31/2012	$9.13	$10.68	5,284
01/01/2013 to 12/31/2013	$10.68	$13.78	6,184
01/01/2014 to 12/31/2014	$13.78	$15.32	2,269
01/01/2015 to 12/31/2015	$15.32	$15.40	7,758

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Dynamics Fund - Series I
01/01/2006 to 12/31/2006	$16.05	$18.36	44,217
01/01/2007 to 12/31/2007	$18.36	$20.28	50,151
01/01/2008 to 12/31/2008	$20.28	$10.37	2,512
01/01/2009 to 12/31/2009	$10.37	$14.55	17,432
01/01/2010 to 12/31/2010	$14.55	$17.75	15,229
01/01/2011 to 04/29/2011	$17.75	$19.78	0

Invesco V.I. Financial Services Fund - Series I
01/01/2006 to 12/31/2006	$14.15	$16.23	45,427
01/01/2007 to 12/31/2007	$16.23	$12.43	52,955
01/01/2008 to 12/31/2008	$12.43	$4.97	13,501
01/01/2009 to 12/31/2009	$4.97	$6.23	47,117
01/01/2010 to 12/31/2010	$6.23	$6.77	31,824
01/01/2011 to 04/29/2011	$6.77	$7.15	0

Invesco V.I. Global Health Care Fund - Series I
01/01/2006 to 12/31/2006	$13.52	$14.02	74,602
01/01/2007 to 12/31/2007	$14.02	$15.44	77,544
01/01/2008 to 12/31/2008	$15.44	$10.86	7,203
01/01/2009 to 12/31/2009	$10.86	$13.65	17,858
01/01/2010 to 12/31/2010	$13.65	$14.16	23,803
01/01/2011 to 12/31/2011	$14.16	$14.50	11,566
01/01/2012 to 12/31/2012	$14.50	$17.27	9,106
01/01/2013 to 12/31/2013	$17.27	$23.90	7,777
01/01/2014 to 12/31/2014	$23.90	$28.18	3,231
01/01/2015 to 12/31/2015	$28.18	$28.63	5,275

Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.78	5,855
01/01/2013 to 12/31/2013	$9.78	$13.19	6,373
01/01/2014 to 12/31/2014	$13.19	$14.04	3,000
01/01/2015 to 12/31/2015	$14.04	$14.00	18

Invesco V.I. Technology Fund - Series I
01/01/2006 to 12/31/2006	$13.91	$15.14	215
01/01/2007 to 12/31/2007	$15.14	$16.06	909
01/01/2008 to 12/31/2008	$16.06	$8.78	214
01/01/2009 to 12/31/2009	$8.78	$13.61	0
01/01/2010 to 12/31/2010	$13.61	$16.27	0
01/01/2011 to 12/31/2011	$16.27	$15.21	0
01/01/2012 to 12/31/2012	$15.21	$16.67	0
01/01/2013 to 12/31/2013	$16.67	$20.55	0
01/01/2014 to 12/31/2014	$20.55	$22.48	0
01/01/2015 to 12/31/2015	$22.48	$23.66	0

NASDAQ Target 15 Portfolio
01/01/2006 to 12/31/2006	$10.86	$11.64	0
01/01/2007 to 12/31/2007	$11.64	$13.96	0
01/01/2008 to 12/31/2008	$13.96	$6.75	0
01/01/2009 to 12/31/2009	$6.75	$7.78	0
01/01/2010 to 12/31/2010	$7.78	$9.99	0
01/01/2011 to 12/31/2011	$9.99	$9.97	0
01/01/2012 to 12/31/2012	$9.97	$11.09	0
01/01/2013 to 12/31/2013	$11.09	$16.26	0
01/01/2014 to 04/25/2014	$16.26	$16.21	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
NVIT Developing Markets Fund
01/01/2006 to 12/31/2006	$23.89	$31.67	146,603
01/01/2007 to 12/31/2007	$31.67	$44.77	226,697
01/01/2008 to 12/31/2008	$44.77	$18.58	21,797
01/01/2009 to 12/31/2009	$18.58	$29.70	76,457
01/01/2010 to 12/31/2010	$29.70	$33.97	58,459
01/01/2011 to 12/31/2011	$33.97	$25.96	20,239
01/01/2012 to 12/31/2012	$25.96	$29.87	14,171
01/01/2013 to 12/31/2013	$29.87	$29.43	11,437
01/01/2014 to 12/31/2014	$29.43	$27.29	7,982
01/01/2015 to 12/31/2015	$27.29	$22.50	2,074

ProFund VP Asia 30
01/01/2006 to 12/31/2006	$18.49	$25.37	90,819
01/01/2007 to 12/31/2007	$25.37	$36.92	86,948
01/01/2008 to 12/31/2008	$36.92	$17.88	10,601
01/01/2009 to 12/31/2009	$17.88	$27.16	32,855
01/01/2010 to 12/31/2010	$27.16	$30.47	23,453
01/01/2011 to 12/31/2011	$30.47	$21.91	5,593
01/01/2012 to 12/31/2012	$21.91	$24.92	3,847
01/01/2013 to 12/31/2013	$24.92	$28.23	3,074
01/01/2014 to 12/31/2014	$28.23	$27.37	1,631
01/01/2015 to 12/31/2015	$27.37	$24.43	28

ProFund VP Banks
01/01/2006 to 12/31/2006	$13.99	$15.91	13,327
01/01/2007 to 12/31/2007	$15.91	$11.39	6,690
01/01/2008 to 12/31/2008	$11.39	$5.96	2,679
01/01/2009 to 12/31/2009	$5.96	$5.62	13,233
01/01/2010 to 12/31/2010	$5.62	$6.00	20,524
01/01/2011 to 12/31/2011	$6.00	$4.33	10,346
01/01/2012 to 12/31/2012	$4.33	$5.68	11,652
01/01/2013 to 12/31/2013	$5.68	$7.47	9,231
01/01/2014 to 12/31/2014	$7.47	$8.12	124
01/01/2015 to 12/31/2015	$8.12	$7.97	0

ProFund VP Basic Materials
01/01/2006 to 12/31/2006	$14.69	$16.71	45,888
01/01/2007 to 12/31/2007	$16.71	$21.51	89,700
01/01/2008 to 12/31/2008	$21.51	$10.29	20,532
01/01/2009 to 12/31/2009	$10.29	$16.46	46,277
01/01/2010 to 12/31/2010	$16.46	$21.03	45,362
01/01/2011 to 12/31/2011	$21.03	$17.37	18,857
01/01/2012 to 12/31/2012	$17.37	$18.56	14,114
01/01/2013 to 12/31/2013	$18.56	$21.65	11,275
01/01/2014 to 12/31/2014	$21.65	$21.68	2,171
01/01/2015 to 12/31/2015	$21.68	$18.39	0

ProFund VP Bear
01/01/2006 to 12/31/2006	$6.46	$5.89	47,292
01/01/2007 to 12/31/2007	$5.89	$5.83	15,764
01/01/2008 to 12/31/2008	$5.83	$8.04	61,814
01/01/2009 to 12/31/2009	$8.04	$5.71	39,269
01/01/2010 to 12/31/2010	$5.71	$4.63	31,258
01/01/2011 to 12/31/2011	$4.63	$4.15	23,360
01/01/2012 to 12/31/2012	$4.15	$3.41	10,413
01/01/2013 to 12/31/2013	$3.41	$2.47	1,948
01/01/2014 to 12/31/2014	$2.47	$2.08	13,337
01/01/2015 to 12/31/2015	$2.08	$1.95	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Biotechnology
01/01/2006 to 12/31/2006	$17.25	$16.29	0
01/01/2007 to 12/31/2007	$16.29	$15.86	0
01/01/2008 to 12/31/2008	$15.86	$15.91	0
01/01/2009 to 12/31/2009	$15.91	$16.26	0
01/01/2010 to 12/31/2010	$16.26	$16.83	0
01/01/2011 to 12/31/2011	$16.83	$17.67	0
01/01/2012 to 12/31/2012	$17.67	$24.48	0
01/01/2013 to 12/31/2013	$24.48	$40.62	0
01/01/2014 to 12/31/2014	$40.62	$51.90	0
01/01/2015 to 12/31/2015	$51.90	$52.81	0

ProFund VP Bull
01/01/2006 to 12/31/2006	$13.09	$14.65	154,954
01/01/2007 to 12/31/2007	$14.65	$14.94	82,707
01/01/2008 to 12/31/2008	$14.94	$9.18	26,545
01/01/2009 to 12/31/2009	$9.18	$11.24	84,262
01/01/2010 to 12/31/2010	$11.24	$12.46	66,531
01/01/2011 to 12/31/2011	$12.46	$12.28	22,016
01/01/2012 to 12/31/2012	$12.28	$13.77	10,345
01/01/2013 to 12/31/2013	$13.77	$17.60	3,694
01/01/2014 to 12/31/2014	$17.60	$19.32	0
01/01/2015 to 12/31/2015	$19.32	$18.95	0

ProFund VP Consumer Goods Portfolio
01/01/2006 to 12/31/2006	$12.21	$13.54	10,385
01/01/2007 to 12/31/2007	$13.54	$14.35	74,099
01/01/2008 to 12/31/2008	$14.35	$10.36	1,437
01/01/2009 to 12/31/2009	$10.36	$12.41	2,159
01/01/2010 to 12/31/2010	$12.41	$14.34	3,787
01/01/2011 to 12/31/2011	$14.34	$15.11	4,264
01/01/2012 to 12/31/2012	$15.11	$16.50	3,204
01/01/2013 to 12/31/2013	$16.50	$20.87	647
01/01/2014 to 12/31/2014	$20.87	$22.66	830
01/01/2015 to 12/31/2015	$22.66	$23.25	0

ProFund VP Consumer Services
01/01/2006 to 12/31/2006	$11.66	$12.86	7,212
01/01/2007 to 12/31/2007	$12.86	$11.62	3,058
01/01/2008 to 12/31/2008	$11.62	$7.85	542
01/01/2009 to 12/31/2009	$7.85	$10.12	1,845
01/01/2010 to 12/31/2010	$10.12	$12.10	5,666
01/01/2011 to 12/31/2011	$12.10	$12.57	1,320
01/01/2012 to 12/31/2012	$12.57	$15.12	1,899
01/01/2013 to 12/31/2013	$15.12	$20.83	2,386
01/01/2014 to 12/31/2014	$20.83	$23.08	821
01/01/2015 to 12/31/2015	$23.08	$23.80	0

ProFund VP Europe 30
01/01/2006 to 12/31/2006	$15.89	$18.40	62,346
01/01/2007 to 12/31/2007	$18.40	$20.76	86,822
01/01/2008 to 12/31/2008	$20.76	$11.45	12,607
01/01/2009 to 12/31/2009	$11.45	$14.92	40,807
01/01/2010 to 12/31/2010	$14.92	$15.09	38,093
01/01/2011 to 12/31/2011	$15.09	$13.54	7,933
01/01/2012 to 12/31/2012	$13.54	$15.55	6,778
01/01/2013 to 12/31/2013	$15.55	$18.63	5,565
01/01/2014 to 12/31/2014	$18.63	$16.76	4,459
01/01/2015 to 12/31/2015	$16.76	$14.72	125

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Financials
01/01/2006 to 12/31/2006	$13.93	$16.10	35,338
01/01/2007 to 12/31/2007	$16.10	$12.82	21,682
01/01/2008 to 12/31/2008	$12.82	$6.25	10,480
01/01/2009 to 12/31/2009	$6.25	$7.08	20,595
01/01/2010 to 12/31/2010	$7.08	$7.73	18,563
01/01/2011 to 12/31/2011	$7.73	$6.56	8,055
01/01/2012 to 12/31/2012	$6.56	$8.06	8,799
01/01/2013 to 12/31/2013	$8.06	$10.49	4,418
01/01/2014 to 12/31/2014	$10.49	$11.67	2,356
01/01/2015 to 12/31/2015	$11.67	$11.32	900

ProFund VP Health Care
01/01/2006 to 12/31/2006	$11.69	$12.12	82,430
01/01/2007 to 12/31/2007	$12.12	$12.72	120,094
01/01/2008 to 12/31/2008	$12.72	$9.49	7,199
01/01/2009 to 12/31/2009	$9.49	$11.17	16,273
01/01/2010 to 12/31/2010	$11.17	$11.32	12,341
01/01/2011 to 12/31/2011	$11.32	$12.27	10,030
01/01/2012 to 12/31/2012	$12.27	$14.19	7,026
01/01/2013 to 12/31/2013	$14.19	$19.54	5,835
01/01/2014 to 12/31/2014	$19.54	$23.81	5,793
01/01/2015 to 12/31/2015	$23.81	$24.63	2,285

ProFund VP Industrials
01/01/2006 to 12/31/2006	$14.53	$15.98	9,691
01/01/2007 to 12/31/2007	$15.98	$17.58	10,489
01/01/2008 to 12/31/2008	$17.58	$10.31	2,836
01/01/2009 to 12/31/2009	$10.31	$12.60	6,999
01/01/2010 to 12/31/2010	$12.60	$15.35	6,733
01/01/2011 to 12/31/2011	$15.35	$14.85	4,399
01/01/2012 to 12/31/2012	$14.85	$16.94	2,450
01/01/2013 to 12/31/2013	$16.94	$23.06	3,015
01/01/2014 to 12/31/2014	$23.06	$23.98	1,926
01/01/2015 to 12/31/2015	$23.98	$22.82	150

ProFund VP Internet
01/01/2006 to 12/31/2006	$21.17	$21.13	0
01/01/2007 to 12/31/2007	$21.13	$22.94	0
01/01/2008 to 12/31/2008	$22.94	$12.46	0
01/01/2009 to 12/31/2009	$12.46	$21.77	0
01/01/2010 to 12/31/2010	$21.77	$29.00	0
01/01/2011 to 12/31/2011	$29.00	$26.59	0
01/01/2012 to 12/31/2012	$26.59	$31.37	0
01/01/2013 to 12/31/2013	$31.37	$46.88	0
01/01/2014 to 12/31/2014	$46.88	$46.69	0
01/01/2015 to 12/31/2015	$46.69	$55.35	0

ProFund VP Japan
01/01/2006 to 12/31/2006	$18.88	$20.61	40,737
01/01/2007 to 12/31/2007	$20.61	$18.27	34,711
01/01/2008 to 12/31/2008	$18.27	$10.65	8,687
01/01/2009 to 12/31/2009	$10.65	$11.57	7,806
01/01/2010 to 12/31/2010	$11.57	$10.65	8,572
01/01/2011 to 12/31/2011	$10.65	$8.55	5,185
01/01/2012 to 12/31/2012	$8.55	$10.35	3,164
01/01/2013 to 12/31/2013	$10.35	$15.12	3,303
01/01/2014 to 12/31/2014	$15.12	$15.37	252
01/01/2015 to 12/31/2015	$15.37	$16.02	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Growth
01/01/2006 to 12/31/2006	$10.32	$11.08	41,714
01/01/2007 to 12/31/2007	$11.08	$11.68	89,121
01/01/2008 to 12/31/2008	$11.68	$7.42	24,838
01/01/2009 to 12/31/2009	$7.42	$9.48	36,207
01/01/2010 to 12/31/2010	$9.48	$10.57	26,524
01/01/2011 to 12/31/2011	$10.57	$10.73	9,237
01/01/2012 to 12/31/2012	$10.73	$11.92	8,996
01/01/2013 to 12/31/2013	$11.92	$15.34	5,461
01/01/2014 to 12/31/2014	$15.34	$17.06	6,371
01/01/2015 to 12/31/2015	$17.06	$17.44	5,832

ProFund VP Large-Cap Value
01/01/2006 to 12/31/2006	$10.52	$12.30	186,232
01/01/2007 to 12/31/2007	$12.30	$12.13	64,313
01/01/2008 to 12/31/2008	$12.13	$7.12	18,910
01/01/2009 to 12/31/2009	$7.12	$8.37	27,255
01/01/2010 to 12/31/2010	$8.37	$9.31	33,728
01/01/2011 to 12/31/2011	$9.31	$9.05	13,546
01/01/2012 to 12/31/2012	$9.05	$10.29	9,470
01/01/2013 to 12/31/2013	$10.29	$13.17	3,643
01/01/2014 to 12/31/2014	$13.17	$14.33	1,221
01/01/2015 to 12/31/2015	$14.33	$13.45	35

ProFund VP Mid-Cap Growth
01/01/2006 to 12/31/2006	$14.83	$15.19	53,453
01/01/2007 to 12/31/2007	$15.19	$16.72	58,677
01/01/2008 to 12/31/2008	$16.72	$10.08	8,779
01/01/2009 to 12/31/2009	$10.08	$13.73	17,737
01/01/2010 to 12/31/2010	$13.73	$17.37	23,606
01/01/2011 to 12/31/2011	$17.37	$16.61	11,559
01/01/2012 to 12/31/2012	$16.61	$18.88	5,838
01/01/2013 to 12/31/2013	$18.88	$24.27	2,714
01/01/2014 to 12/31/2014	$24.27	$25.32	3,732
01/01/2015 to 12/31/2015	$25.32	$25.01	11,423

ProFund VP Mid-Cap Value
01/01/2006 to 12/31/2006	$16.49	$18.24	74,756
01/01/2007 to 12/31/2007	$18.24	$18.14	62,451
01/01/2008 to 12/31/2008	$18.14	$11.38	6,543
01/01/2009 to 12/31/2009	$11.38	$14.67	12,417
01/01/2010 to 12/31/2010	$14.67	$17.40	11,986
01/01/2011 to 12/31/2011	$17.40	$16.47	7,196
01/01/2012 to 12/31/2012	$16.47	$18.91	3,706
01/01/2013 to 12/31/2013	$18.91	$24.62	2,783
01/01/2014 to 12/31/2014	$24.62	$26.72	2,455
01/01/2015 to 12/31/2015	$26.72	$24.15	12

ProFund VP NASDAQ-100
01/01/2006 to 12/31/2006	$14.28	$14.83	46,886
01/01/2007 to 12/31/2007	$14.83	$17.18	70,534
01/01/2008 to 12/31/2008	$17.18	$9.74	7,660
01/01/2009 to 12/31/2009	$9.74	$14.58	36,868
01/01/2010 to 12/31/2010	$14.58	$16.98	21,892
01/01/2011 to 12/31/2011	$16.98	$16.97	11,397
01/01/2012 to 12/31/2012	$16.97	$19.42	8,080
01/01/2013 to 12/31/2013	$19.42	$25.69	6,534
01/01/2014 to 12/31/2014	$25.69	$29.61	2,768
01/01/2015 to 12/31/2015	$29.61	$31.34	8,323

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Oil & Gas
01/01/2006 to 12/31/2006	$20.09	$23.87	88,994
01/01/2007 to 12/31/2007	$23.87	$31.15	111,224
01/01/2008 to 12/31/2008	$31.15	$19.34	18,117
01/01/2009 to 12/31/2009	$19.34	$22.01	21,006
01/01/2010 to 12/31/2010	$22.01	$25.53	26,141
01/01/2011 to 12/31/2011	$25.53	$25.71	15,171
01/01/2012 to 12/31/2012	$25.71	$26.06	11,483
01/01/2013 to 12/31/2013	$26.06	$31.84	7,093
01/01/2014 to 12/31/2014	$31.84	$27.96	3,558
01/01/2015 to 12/31/2015	$27.96	$21.10	158

ProFund VP Pharmaceuticals
01/01/2006 to 12/31/2006	$8.49	$9.38	45,473
01/01/2007 to 12/31/2007	$9.38	$9.45	25,677
01/01/2008 to 12/31/2008	$9.45	$7.49	4,367
01/01/2009 to 12/31/2009	$7.49	$8.63	8,690
01/01/2010 to 12/31/2010	$8.63	$8.54	12,296
01/01/2011 to 12/31/2011	$8.54	$9.77	10,241
01/01/2012 to 12/31/2012	$9.77	$10.76	9,611
01/01/2013 to 12/31/2013	$10.76	$13.95	8,155
01/01/2014 to 12/31/2014	$13.95	$16.40	6,116
01/01/2015 to 12/31/2015	$16.40	$16.87	0

ProFund VP Precious Metals
01/01/2006 to 12/31/2006	$17.12	$18.10	110,494
01/01/2007 to 12/31/2007	$18.10	$21.83	109,258
01/01/2008 to 12/31/2008	$21.83	$14.89	19,612
01/01/2009 to 12/31/2009	$14.89	$19.85	43,158
01/01/2010 to 12/31/2010	$19.85	$25.99	43,027
01/01/2011 to 12/31/2011	$25.99	$20.68	19,760
01/01/2012 to 12/31/2012	$20.68	$17.41	12,722
01/01/2013 to 12/31/2013	$17.41	$10.64	10,205
01/01/2014 to 12/31/2014	$10.64	$7.98	4,900
01/01/2015 to 12/31/2015	$7.98	$5.28	2,942

ProFund VP Real Estate
01/01/2006 to 12/31/2006	$17.64	$23.02	43,479
01/01/2007 to 12/31/2007	$23.02	$18.23	31,631
01/01/2008 to 12/31/2008	$18.23	$10.55	14,762
01/01/2009 to 12/31/2009	$10.55	$13.29	16,053
01/01/2010 to 12/31/2010	$13.29	$16.32	15,987
01/01/2011 to 12/31/2011	$16.32	$16.84	11,683
01/01/2012 to 12/31/2012	$16.84	$19.43	10,391
01/01/2013 to 12/31/2013	$19.43	$19.16	8,302
01/01/2014 to 12/31/2014	$19.16	$23.59	4,978
01/01/2015 to 12/31/2015	$23.59	$23.31	21

ProFund VP Rising Rates Opportunity
01/01/2006 to 12/31/2006	$7.29	$7.91	189,041
01/01/2007 to 12/31/2007	$7.91	$7.39	117,087
01/01/2008 to 12/31/2008	$7.39	$4.52	22,166
01/01/2009 to 12/31/2009	$4.52	$5.88	53,503
01/01/2010 to 12/31/2010	$5.88	$4.86	50,036
01/01/2011 to 12/31/2011	$4.86	$2.99	16,857
01/01/2012 to 12/31/2012	$2.99	$2.74	12,535
01/01/2013 to 12/31/2013	$2.74	$3.15	16,692
01/01/2014 to 12/31/2014	$3.15	$2.16	6,839
01/01/2015 to 12/31/2015	$2.16	$2.10	27,027

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Semiconductor
01/01/2006 to 12/31/2006	$12.89	$11.80	0
01/01/2007 to 12/31/2007	$11.80	$12.45	0
01/01/2008 to 12/31/2008	$12.45	$6.15	0
01/01/2009 to 12/31/2009	$6.15	$9.94	0
01/01/2010 to 12/31/2010	$9.94	$11.01	0
01/01/2011 to 12/31/2011	$11.01	$10.42	0
01/01/2012 to 12/31/2012	$10.42	$9.83	0
01/01/2013 to 12/31/2013	$9.83	$12.93	0
01/01/2014 to 12/31/2014	$12.93	$17.13	0
01/01/2015 to 12/31/2015	$17.13	$16.39	0

ProFund VP Short Mid-Cap
01/01/2006 to 12/31/2006	$8.65	$8.21	0
01/01/2007 to 12/31/2007	$8.21	$7.86	0
01/01/2008 to 12/31/2008	$7.86	$10.20	0
01/01/2009 to 12/31/2009	$10.20	$6.49	0
01/01/2010 to 12/31/2010	$6.49	$4.74	0
01/01/2011 to 12/31/2011	$4.74	$4.29	0
01/01/2012 to 12/31/2012	$4.29	$3.42	0
01/01/2013 to 12/31/2013	$3.42	$2.44	0
01/01/2014 to 12/31/2014	$2.44	$2.10	0
01/01/2015 to 12/31/2015	$2.10	$2.04	0

ProFund VP Short NASDAQ-100
01/01/2006 to 12/31/2006	$5.61	$5.45	50,432
01/01/2007 to 12/31/2007	$5.45	$4.74	9,322
01/01/2008 to 12/31/2008	$4.74	$6.92	16,880
01/01/2009 to 12/31/2009	$6.92	$4.05	17,427
01/01/2010 to 12/31/2010	$4.05	$3.14	16,052
01/01/2011 to 12/31/2011	$3.14	$2.77	7,265
01/01/2012 to 12/31/2012	$2.77	$2.22	2,344
01/01/2013 to 12/31/2013	$2.22	$1.54	6,347
01/01/2014 to 12/31/2014	$1.54	$1.22	478
01/01/2015 to 12/31/2015	$1.22	$1.05	40,913

ProFund VP Short Small-Cap
01/01/2006 to 12/31/2006	$9.12	$7.93	0
01/01/2007 to 12/31/2007	$7.93	$8.16	0
01/01/2008 to 12/31/2008	$8.16	$9.98	0
01/01/2009 to 12/31/2009	$9.98	$6.65	0
01/01/2010 to 12/31/2010	$6.65	$4.65	0
01/01/2011 to 12/31/2011	$4.65	$4.17	0
01/01/2012 to 12/31/2012	$4.17	$3.32	0
01/01/2013 to 12/31/2013	$3.32	$2.25	0
01/01/2014 to 12/31/2014	$2.25	$2.01	0
01/01/2015 to 12/31/2015	$2.01	$1.97	0

ProFund VP Small-Cap Growth
01/01/2006 to 12/31/2006	$16.39	$17.54	61,326
01/01/2007 to 12/31/2007	$17.54	$17.98	62,662
01/01/2008 to 12/31/2008	$17.98	$11.68	7,767
01/01/2009 to 12/31/2009	$11.68	$14.52	10,515
01/01/2010 to 12/31/2010	$14.52	$17.98	13,568
01/01/2011 to 12/31/2011	$17.98	$17.94	6,277
01/01/2012 to 12/31/2012	$17.94	$19.87	3,287
01/01/2013 to 12/31/2013	$19.87	$27.49	3,728
01/01/2014 to 12/31/2014	$27.49	$27.66	3,546
01/01/2015 to 12/31/2015	$27.66	$27.57	3,256

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
01/01/2006 to 12/31/2006	$16.32	$18.88	48,521
01/01/2007 to 12/31/2007	$18.88	$17.25	35,888
01/01/2008 to 12/31/2008	$17.25	$11.78	10,877
01/01/2009 to 12/31/2009	$11.78	$13.97	14,313
01/01/2010 to 12/31/2010	$13.97	$16.80	15,364
01/01/2011 to 12/31/2011	$16.80	$15.87	10,075
01/01/2012 to 12/31/2012	$15.87	$18.16	6,912
01/01/2013 to 12/31/2013	$18.16	$24.63	8,138
01/01/2014 to 12/31/2014	$24.63	$25.67	3,635
01/01/2015 to 12/31/2015	$25.67	$23.19	29

ProFund VP Technology
01/01/2006 to 12/31/2006	$13.07	$13.91	0
01/01/2007 to 12/31/2007	$13.91	$15.67	0
01/01/2008 to 12/31/2008	$15.67	$8.59	0
01/01/2009 to 12/31/2009	$8.59	$13.66	0
01/01/2010 to 12/31/2010	$13.66	$14.90	0
01/01/2011 to 12/31/2011	$14.90	$14.48	0
01/01/2012 to 12/31/2012	$14.48	$15.73	0
01/01/2013 to 12/31/2013	$15.73	$19.39	0
01/01/2014 to 12/31/2014	$19.39	$22.56	0
01/01/2015 to 12/31/2015	$22.56	$22.76	0

ProFund VP Telecommunications
01/01/2006 to 12/31/2006	$10.60	$14.02	73,450
01/01/2007 to 12/31/2007	$14.02	$14.97	53,740
01/01/2008 to 12/31/2008	$14.97	$9.67	15,813
01/01/2009 to 12/31/2009	$9.67	$10.22	17,697
01/01/2010 to 12/31/2010	$10.22	$11.65	14,610
01/01/2011 to 12/31/2011	$11.65	$11.69	10,588
01/01/2012 to 12/31/2012	$11.69	$13.41	5,804
01/01/2013 to 12/31/2013	$13.41	$14.81	3,991
01/01/2014 to 12/31/2014	$14.81	$14.67	505
01/01/2015 to 12/31/2015	$14.67	$14.67	0

ProFund VP U.S. Government Plus
01/01/2006 to 12/31/2006	$11.20	$10.53	24,798
01/01/2007 to 12/31/2007	$10.53	$11.42	174,837
01/01/2008 to 12/31/2008	$11.42	$16.85	25,735
01/01/2009 to 12/31/2009	$16.85	$11.18	16,663
01/01/2010 to 12/31/2010	$11.18	$12.13	12,585
01/01/2011 to 12/31/2011	$12.13	$17.14	7,955
01/01/2012 to 12/31/2012	$17.14	$17.05	3,806
01/01/2013 to 12/31/2013	$17.05	$13.59	2,063
01/01/2014 to 12/31/2014	$13.59	$18.25	4,851
01/01/2015 to 12/31/2015	$18.25	$16.96	1,273

ProFund VP UltraBull
01/01/2006 to 12/31/2006	$16.90	$20.49	77
01/01/2007 to 12/31/2007	$20.49	$20.35	15
01/01/2008 to 12/31/2008	$20.35	$6.53	17
01/01/2009 to 12/31/2009	$6.53	$9.31	17
01/01/2010 to 12/31/2010	$9.31	$11.20	17
01/01/2011 to 12/31/2011	$11.20	$10.50	0
01/01/2012 to 12/31/2012	$10.50	$13.34	0
01/01/2013 to 12/31/2013	$13.34	$22.08	0
01/01/2014 to 12/31/2014	$22.08	$26.80	0
01/01/2015 to 12/31/2015	$26.80	$25.63	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP UltraMid-Cap
01/01/2006 to 12/31/2006	$24.15	$26.32	65,843
01/01/2007 to 12/31/2007	$26.32	$27.47	73,498
01/01/2008 to 12/31/2008	$27.47	$8.80	11,680
01/01/2009 to 12/31/2009	$8.80	$14.37	25,873
01/01/2010 to 12/31/2010	$14.37	$21.19	24,228
01/01/2011 to 12/31/2011	$21.19	$18.02	8,006
01/01/2012 to 12/31/2012	$18.02	$23.52	5,862
01/01/2013 to 12/31/2013	$23.52	$39.52	3,253
01/01/2014 to 12/31/2014	$39.52	$44.90	933
01/01/2015 to 12/31/2015	$44.90	$40.18	0

ProFund VP UltraNASDAQ-100
01/01/2006 to 12/31/2006	$18.52	$19.13	248
01/01/2007 to 12/31/2007	$19.13	$24.21	479
01/01/2008 to 12/31/2008	$24.21	$6.50	0
01/01/2009 to 12/31/2009	$6.50	$14.04	0
01/01/2010 to 12/31/2010	$14.04	$18.70	0
01/01/2011 to 12/31/2011	$18.70	$18.20	1
01/01/2012 to 12/31/2012	$18.20	$23.98	0
01/01/2013 to 12/31/2013	$23.98	$42.29	0
01/01/2014 to 12/31/2014	$42.29	$56.58	0
01/01/2015 to 12/31/2015	$56.58	$63.31	0

ProFund VP UltraSmall-Cap
01/01/2006 to 12/31/2006	$24.77	$30.74	591
01/01/2007 to 12/31/2007	$30.74	$26.29	591
01/01/2008 to 12/31/2008	$26.29	$8.76	591
01/01/2009 to 12/31/2009	$8.76	$12.09	590
01/01/2010 to 12/31/2010	$12.09	$17.68	590
01/01/2011 to 12/31/2011	$17.68	$14.13	590
01/01/2012 to 12/31/2012	$14.13	$18.03	0
01/01/2013 to 12/31/2013	$18.03	$33.15	0
01/01/2014 to 12/31/2014	$33.15	$34.41	0
01/01/2015 to 12/31/2015	$34.41	$29.49	0

ProFund VP Utilities
01/01/2006 to 12/31/2006	$16.85	$19.79	87,625
01/01/2007 to 12/31/2007	$19.79	$22.58	176,701
01/01/2008 to 12/31/2008	$22.58	$15.41	14,559
01/01/2009 to 12/31/2009	$15.41	$16.81	19,084
01/01/2010 to 12/31/2010	$16.81	$17.54	16,655
01/01/2011 to 12/31/2011	$17.54	$20.31	12,169
01/01/2012 to 12/31/2012	$20.31	$20.03	10,084
01/01/2013 to 12/31/2013	$20.03	$22.35	8,240
01/01/2014 to 12/31/2014	$22.35	$27.72	7,962
01/01/2015 to 12/31/2015	$27.72	$25.56	1,261

Prudential SP International Growth Portfolio
01/01/2006 to 12/31/2006	$12.07	$14.39	57,843
01/01/2007 to 12/31/2007	$14.39	$16.95	59,050
01/01/2008 to 12/31/2008	$16.95	$8.30	7,097
01/01/2009 to 12/31/2009	$8.30	$11.21	4,197
01/01/2010 to 12/31/2010	$11.21	$12.59	3,880
01/01/2011 to 12/31/2011	$12.59	$10.55	3,688
01/01/2012 to 12/31/2012	$10.55	$12.72	1,284
01/01/2013 to 12/31/2013	$12.72	$14.89	1,035
01/01/2014 to 12/31/2014	$14.89	$13.83	1,040
01/01/2015 to 12/31/2015	$13.83	$14.08	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
S&P Target 24 Portfolio
01/01/2006 to 12/31/2006	$13.62	$13.80	46,197
01/01/2007 to 12/31/2007	$13.80	$14.16	26,727
01/01/2008 to 12/31/2008	$14.16	$10.05	3,602
01/01/2009 to 12/31/2009	$10.05	$11.27	4,209
01/01/2010 to 12/31/2010	$11.27	$13.24	7,433
01/01/2011 to 12/31/2011	$13.24	$14.16	4,267
01/01/2012 to 12/31/2012	$14.16	$15.26	4,046
01/01/2013 to 12/31/2013	$15.26	$21.37	4,503
01/01/2014 to 04/25/2014	$21.37	$21.09	0

Target Managed VIP Portfolio
01/01/2006 to 12/31/2006	$15.38	$16.89	862,458
01/01/2007 to 12/31/2007	$16.89	$18.21	833,102
01/01/2008 to 12/31/2008	$18.21	$9.90	39,944
01/01/2009 to 12/31/2009	$9.90	$11.02	171,478
01/01/2010 to 12/31/2010	$11.02	$12.93	69,556
01/01/2011 to 12/31/2011	$12.93	$12.52	29,014
01/01/2012 to 12/31/2012	$12.52	$13.94	19,604
01/01/2013 to 12/31/2013	$13.94	$18.64	13,725
01/01/2014 to 04/25/2014	$18.64	$18.53	0

The DOW DART 10 Portfolio
01/01/2006 to 12/31/2006	$11.71	$14.49	36,867
01/01/2007 to 12/31/2007	$14.49	$14.36	28,436
01/01/2008 to 12/31/2008	$14.36	$10.11	952
01/01/2009 to 12/31/2009	$10.11	$11.35	4,956
01/01/2010 to 12/31/2010	$11.35	$13.05	11,395
01/01/2011 to 12/31/2011	$13.05	$13.85	7,305
01/01/2012 to 12/31/2012	$13.85	$15.11	7,261
01/01/2013 to 12/31/2013	$15.11	$19.47	2,853
01/01/2014 to 04/25/2014	$19.47	$19.18	0

The DOW Target Dividend Portfolio
01/01/2006 to 12/31/2006	$9.77	$11.37	747,709
01/01/2007 to 12/31/2007	$11.37	$11.32	592,184
01/01/2008 to 12/31/2008	$11.32	$6.63	20,418
01/01/2009 to 12/31/2009	$6.63	$7.45	99,327
01/01/2010 to 12/31/2010	$7.45	$8.55	65,720
01/01/2011 to 12/31/2011	$8.55	$8.93	25,578
01/01/2012 to 12/31/2012	$8.93	$9.29	22,909
01/01/2013 to 12/31/2013	$9.29	$11.73	15,019
01/01/2014 to 04/25/2014	$11.73	$12.13	0

Value Line Target 25 Portfolio
01/01/2006 to 12/31/2006	$14.86	$15.06	308
01/01/2007 to 12/31/2007	$15.06	$17.53	308
01/01/2008 to 12/31/2008	$17.53	$7.80	0
01/01/2009 to 12/31/2009	$7.80	$8.23	0
01/01/2010 to 12/31/2010	$8.23	$10.57	9,437
01/01/2011 to 12/31/2011	$10.57	$7.85	9,438
01/01/2012 to 12/31/2012	$7.85	$9.38	9,438
01/01/2013 to 12/31/2013	$9.38	$12.13	9,438
01/01/2014 to 04/25/2014	$12.13	$12.96	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo Advantage VT Equity Income
01/01/2006 to 12/31/2006	$13.99	$16.34	91,602
01/01/2007 to 12/31/2007	$16.34	$16.54	58,668
01/01/2008 to 12/31/2008	$16.54	$10.35	5,024
01/01/2009 to 12/31/2009	$10.35	$11.91	25,804
01/01/2010 to 07/16/2010	$11.91	$11.46	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.07	$14.61	34,356
01/01/2011 to 12/31/2011	$14.61	$12.55	18,160
01/01/2012 to 12/31/2012	$12.55	$14.05	15,603
01/01/2013 to 12/31/2013	$14.05	$16.60	10,296
01/01/2014 to 12/31/2014	$16.60	$15.49	4,892
01/01/2015 to 12/31/2015	$15.49	$15.60	1,178

Wells Fargo VT Intrinsic Value Fund - Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$11.46	$13.36	21,091
01/01/2011 to 12/31/2011	$13.36	$12.87	3,709
01/01/2012 to 12/31/2012	$12.87	$15.15	1,510
01/01/2013 to 12/31/2013	$15.15	$19.44	1,412
01/01/2014 to 12/31/2014	$19.44	$21.13	98
01/01/2015 to 12/31/2015	$21.13	$20.70	0

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$15.69	$19.80	16,952
01/01/2011 to 12/31/2011	$19.80	$18.46	8,546
01/01/2012 to 12/31/2012	$18.46	$21.96	10,409
01/01/2013 to 12/31/2013	$21.96	$30.32	3,271
01/01/2014 to 12/31/2014	$30.32	$31.09	2,006
01/01/2015 to 12/31/2015	$31.09	$31.12	7,436

Wells Fargo VT Small Cap Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.26	51,188
01/01/2011 to 12/31/2011	$12.26	$11.55	18,487
01/01/2012 to 12/31/2012	$11.55	$12.30	6,884
01/01/2013 to 12/31/2013	$12.30	$18.24	6,227
01/01/2014 to 12/31/2014	$18.24	$17.66	3,334
01/01/2015 to 12/31/2015	$17.66	$16.94	591

*	Denotes the start date of these sub-accounts

ASAP III

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With GMWB or HD GRO or GRO Plus 2008 (1.60%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2006 to 12/31/2006	$10.57	$11.39	0
01/01/2007 to 12/31/2007	$11.39	$11.79	0
01/01/2008 to 12/31/2008	$11.79	$11.06	0
01/01/2009 to 12/31/2009	$11.06	$12.73	0
01/01/2010 to 12/31/2010	$12.73	$14.58	0
01/01/2011 to 12/31/2011	$14.58	$14.74	0
01/01/2012 to 12/31/2012	$14.74	$16.55	0
01/01/2013 to 12/31/2013	$16.55	$17.92	0
01/01/2014 to 12/31/2014	$17.92	$18.04	0
01/01/2015 to 12/31/2015	$18.04	$17.78	0

AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$11.02	468,834
01/01/2007 to 12/31/2007	$11.02	$11.84	510,754
01/01/2008 to 12/31/2008	$11.84	$7.94	1,276,265
01/01/2009 to 12/31/2009	$7.94	$9.72	2,848,031
01/01/2010 to 12/31/2010	$9.72	$10.71	1,845,504
01/01/2011 to 12/31/2011	$10.71	$10.26	1,277,360
01/01/2012 to 12/31/2012	$10.26	$11.36	1,188,880
01/01/2013 to 12/31/2013	$11.36	$12.29	390,164
01/01/2014 to 12/31/2014	$12.29	$12.56	397,408
01/01/2015 to 12/31/2015	$12.56	$11.96	183,135

AST Advanced Strategies Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.66	63,819
01/01/2007 to 12/31/2007	$10.66	$11.49	93,220
01/01/2008 to 12/31/2008	$11.49	$7.94	358,380
01/01/2009 to 12/31/2009	$7.94	$9.86	620,948
01/01/2010 to 12/31/2010	$9.86	$11.03	478,340
01/01/2011 to 12/31/2011	$11.03	$10.86	362,807
01/01/2012 to 12/31/2012	$10.86	$12.15	364,663
01/01/2013 to 12/31/2013	$12.15	$13.93	153,861
01/01/2014 to 12/31/2014	$13.93	$14.55	190,094
01/01/2015 to 12/31/2015	$14.55	$14.43	111,183

AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$12.20	$14.03	97,189
01/01/2007 to 12/31/2007	$14.03	$13.79	81,078
01/01/2008 to 12/31/2008	$13.79	$8.86	73,560
01/01/2009 to 12/31/2009	$8.86	$10.26	83,871
01/01/2010 to 12/31/2010	$10.26	$11.50	51,983
01/01/2011 to 12/31/2011	$11.50	$11.72	34,704
01/01/2012 to 05/04/2012	$11.72	$12.73	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.91	166,573
01/01/2007 to 12/31/2007	$10.91	$11.71	183,497
01/01/2008 to 12/31/2008	$11.71	$8.21	708,536
01/01/2009 to 12/31/2009	$8.21	$9.97	1,778,121
01/01/2010 to 12/31/2010	$9.97	$11.01	1,366,536
01/01/2011 to 12/31/2011	$11.01	$10.71	906,862
01/01/2012 to 12/31/2012	$10.71	$11.85	931,297
01/01/2013 to 12/31/2013	$11.85	$13.72	479,007
01/01/2014 to 12/31/2014	$13.72	$14.38	462,315
01/01/2015 to 12/31/2015	$14.38	$14.22	342,879

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.17	5,405
01/01/2012 to 12/31/2012	$9.17	$10.10	9,514
01/01/2013 to 12/31/2013	$10.10	$11.01	6,458
01/01/2014 to 12/31/2014	$11.01	$11.37	15,653
01/01/2015 to 12/31/2015	$11.37	$10.85	4,413

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.50	0
01/01/2014 to 12/31/2014	$10.50	$10.71	8,183
01/01/2015 to 12/31/2015	$10.71	$10.56	3,777

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.07	$10.29	609,983
01/01/2007 to 12/31/2007	$10.29	$10.81	588,007
01/01/2008 to 12/31/2008	$10.81	$10.76	388,371
01/01/2009 to 12/31/2009	$10.76	$11.67	496,112
01/01/2010 to 12/31/2010	$11.67	$11.93	385,035
01/01/2011 to 12/31/2011	$11.93	$12.00	287,931
01/01/2012 to 12/31/2012	$12.00	$12.37	206,368
01/01/2013 to 12/31/2013	$12.37	$11.90	56,955
01/01/2014 to 12/31/2014	$11.90	$11.70	49,757
01/01/2015 to 12/31/2015	$11.70	$11.57	33,934

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$10.52	$10.74	316,950
01/01/2007 to 12/31/2007	$10.74	$11.45	384,049
01/01/2008 to 12/31/2008	$11.45	$11.01	420,223
01/01/2009 to 12/31/2009	$11.01	$12.62	571,250
01/01/2010 to 12/31/2010	$12.62	$13.38	429,529
01/01/2011 to 12/31/2011	$13.38	$13.58	340,001
01/01/2012 to 12/31/2012	$13.58	$14.61	258,267
01/01/2013 to 12/31/2013	$14.61	$14.11	125,259
01/01/2014 to 12/31/2014	$14.11	$14.48	106,056
01/01/2015 to 12/31/2015	$14.48	$13.94	70,018

AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.32	2,678,768
01/01/2009 to 12/31/2009	$11.32	$11.10	2,260,830
01/01/2010 to 12/31/2010	$11.10	$11.94	1,420,350
01/01/2011 to 12/31/2011	$11.94	$12.50	1,157,419
01/01/2012 to 12/31/2012	$12.50	$12.68	860,891
01/01/2013 to 12/31/2013	$12.68	$12.43	299,701
01/01/2014 to 12/31/2014	$12.43	$12.22	227,908
01/01/2015 to 12/31/2015	$12.22	$11.99	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.40	380,327
01/01/2010 to 12/31/2010	$9.40	$10.22	278,454
01/01/2011 to 12/31/2011	$10.22	$11.03	275,614
01/01/2012 to 12/31/2012	$11.03	$11.31	130,331
01/01/2013 to 12/31/2013	$11.31	$11.05	50,957
01/01/2014 to 12/31/2014	$11.05	$10.92	41,120
01/01/2015 to 12/31/2015	$10.92	$10.72	334,409

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.78	1,521,944
01/01/2011 to 12/31/2011	$10.78	$11.82	711,877
01/01/2012 to 12/31/2012	$11.82	$12.23	255,245
01/01/2013 to 12/31/2013	$12.23	$11.79	17,764
01/01/2014 to 12/31/2014	$11.79	$11.76	10,539
01/01/2015 to 12/31/2015	$11.76	$11.59	8,709

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.06	1,640,510
01/01/2009 to 12/31/2009	$12.06	$11.15	1,694,279
01/01/2010 to 12/31/2010	$11.15	$12.20	899,710
01/01/2011 to 12/31/2011	$12.20	$13.63	1,958,754
01/01/2012 to 12/31/2012	$13.63	$14.18	963,380
01/01/2013 to 12/31/2013	$14.18	$13.51	55,649
01/01/2014 to 12/31/2014	$13.51	$13.65	32,117
01/01/2015 to 12/31/2015	$13.65	$13.54	36,578

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.13	843,068
01/01/2009 to 12/31/2009	$12.13	$11.01	847,098
01/01/2010 to 12/31/2010	$11.01	$12.07	584,918
01/01/2011 to 12/31/2011	$12.07	$13.77	366,628
01/01/2012 to 12/31/2012	$13.77	$14.35	951,107
01/01/2013 to 12/31/2013	$14.35	$13.43	520,921
01/01/2014 to 12/31/2014	$13.43	$13.78	291,213
01/01/2015 to 12/31/2015	$13.78	$13.71	226,779

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.81	67,818
01/01/2010 to 12/31/2010	$8.81	$9.69	1,186,344
01/01/2011 to 12/31/2011	$9.69	$11.32	201,761
01/01/2012 to 12/31/2012	$11.32	$11.84	28,671
01/01/2013 to 12/31/2013	$11.84	$10.89	1,284,523
01/01/2014 to 12/31/2014	$10.89	$11.38	751,816
01/01/2015 to 12/31/2015	$11.38	$11.37	640,834

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.03	2,461,056
01/01/2011 to 12/31/2011	$11.03	$13.06	728,952
01/01/2012 to 12/31/2012	$13.06	$13.72	156,014
01/01/2013 to 12/31/2013	$13.72	$12.56	292
01/01/2014 to 12/31/2014	$12.56	$13.31	236,574
01/01/2015 to 12/31/2015	$13.31	$13.33	235,214

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.04	2,327,140
01/01/2012 to 12/31/2012	$12.04	$12.54	1,885,202
01/01/2013 to 12/31/2013	$12.54	$11.14	175,317
01/01/2014 to 12/31/2014	$11.14	$12.10	69,287
01/01/2015 to 12/31/2015	$12.10	$12.16	176,536

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.42	986,123
01/01/2013 to 12/31/2013	$10.42	$9.21	3,032,772
01/01/2014 to 12/31/2014	$9.21	$10.20	1,042,864
01/01/2015 to 12/31/2015	$10.20	$10.31	222,562

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.77	1,923,065
01/01/2014 to 12/31/2014	$8.77	$9.89	746,283
01/01/2015 to 12/31/2015	$9.89	$10.00	7,251

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.33	703,678
01/01/2015 to 12/31/2015	$11.33	$11.37	2,025,219

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.96	385,774

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	2,968
01/01/2010 to 12/31/2010	$10.30	$11.53	17,619
01/01/2011 to 12/31/2011	$11.53	$10.68	181
01/01/2012 to 12/31/2012	$10.68	$11.90	496
01/01/2013 to 12/31/2013	$11.90	$15.39	8,917
01/01/2014 to 12/31/2014	$15.39	$16.69	11,211
01/01/2015 to 12/31/2015	$16.69	$15.64	6,563

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.19	309,410
01/01/2007 to 12/31/2007	$11.19	$12.09	420,022
01/01/2008 to 12/31/2008	$12.09	$7.74	1,415,200
01/01/2009 to 12/31/2009	$7.74	$9.54	2,699,371
01/01/2010 to 12/31/2010	$9.54	$10.65	1,923,884
01/01/2011 to 12/31/2011	$10.65	$10.22	1,280,097
01/01/2012 to 12/31/2012	$10.22	$11.44	1,255,382
01/01/2013 to 12/31/2013	$11.44	$13.81	640,306
01/01/2014 to 12/31/2014	$13.81	$14.54	667,527
01/01/2015 to 12/31/2015	$14.54	$14.38	424,732

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.67	0
01/01/2014 to 12/31/2014	$11.67	$13.04	2,780
01/01/2015 to 12/31/2015	$13.04	$12.38	1,738

AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$16.08	$21.64	46,276
01/01/2007 to 12/31/2007	$21.64	$17.04	35,002
01/01/2008 to 12/31/2008	$17.04	$10.89	30,138
01/01/2009 to 12/31/2009	$10.89	$14.14	29,336
01/01/2010 to 12/31/2010	$14.14	$17.91	30,983
01/01/2011 to 12/31/2011	$17.91	$18.78	20,122
01/01/2012 to 12/31/2012	$18.78	$21.32	18,452
01/01/2013 to 12/31/2013	$21.32	$21.63	8,352
01/01/2014 to 12/31/2014	$21.63	$27.87	7,997
01/01/2015 to 12/31/2015	$27.87	$28.75	5,068

AST DeAm Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.80	$15.11	25,868
01/01/2007 to 12/31/2007	$15.11	$12.22	27,409
01/01/2008 to 07/18/2008	$12.22	$11.20	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.69	0
01/01/2014 to 12/31/2014	$9.69	$10.02	79
01/01/2015 to 12/31/2015	$10.02	$9.85	311

AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.00	0
01/01/2008 to 12/31/2008	$10.00	$7.16	81,474
01/01/2009 to 12/31/2009	$7.16	$8.55	104,107
01/01/2010 to 12/31/2010	$8.55	$9.53	74,135
01/01/2011 to 12/31/2011	$9.53	$9.15	67,173
01/01/2012 to 12/31/2012	$9.15	$10.23	69,568
01/01/2013 to 12/31/2013	$10.23	$12.00	27,043
01/01/2014 to 12/31/2014	$12.00	$12.48	31,476
01/01/2015 to 10/16/2015	$12.48	$12.45	0

AST FI Pyramis® Quantitative Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.58	42,328
01/01/2007 to 12/31/2007	$10.58	$11.31	71,865
01/01/2008 to 12/31/2008	$11.31	$7.29	497,715
01/01/2009 to 12/31/2009	$7.29	$8.88	1,122,828
01/01/2010 to 12/31/2010	$8.88	$10.00	795,603
01/01/2011 to 12/31/2011	$10.00	$9.69	576,932
01/01/2012 to 12/31/2012	$9.69	$10.55	532,374
01/01/2013 to 12/31/2013	$10.55	$11.91	193,207
01/01/2014 to 12/31/2014	$11.91	$12.09	216,489
01/01/2015 to 12/31/2015	$12.09	$12.01	143,449

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.47	36,120
01/01/2009 to 11/13/2009	$7.47	$8.36	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.75	183,634
01/01/2013 to 12/31/2013	$10.75	$13.17	89,380
01/01/2014 to 12/31/2014	$13.17	$13.37	115,165
01/01/2015 to 10/16/2015	$13.37	$12.82	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.82	12,012
01/01/2014 to 12/31/2014	$10.82	$10.92	20,387
01/01/2015 to 10/16/2015	$10.92	$10.43	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.11	1,053
01/01/2009 to 12/31/2009	$6.11	$8.13	4,894
01/01/2010 to 12/31/2010	$8.13	$9.61	3,871
01/01/2011 to 12/31/2011	$9.61	$8.98	3,737
01/01/2012 to 12/31/2012	$8.98	$11.21	2,995
01/01/2013 to 12/31/2013	$11.21	$11.51	2,117
01/01/2014 to 12/31/2014	$11.51	$12.90	2,503
01/01/2015 to 12/31/2015	$12.90	$12.69	2,008

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2006 to 12/31/2006	$10.84	$11.74	13,352
01/01/2007 to 12/31/2007	$11.74	$13.16	25,769
01/01/2008 to 12/31/2008	$13.16	$7.74	19,050
01/01/2009 to 12/31/2009	$7.74	$11.37	24,990
01/01/2010 to 12/31/2010	$11.37	$12.34	17,113
01/01/2011 to 12/31/2011	$12.34	$11.66	14,374
01/01/2012 to 12/31/2012	$11.66	$13.75	9,471
01/01/2013 to 12/31/2013	$13.75	$17.55	9,660
01/01/2014 to 02/07/2014	$17.55	$17.26	0

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.99	$13.83	497,604
01/01/2007 to 12/31/2007	$13.83	$14.31	446,607
01/01/2008 to 12/31/2008	$14.31	$8.35	413,628
01/01/2009 to 12/31/2009	$8.35	$9.79	406,667
01/01/2010 to 12/31/2010	$9.79	$10.88	356,844
01/01/2011 to 12/31/2011	$10.88	$10.11	221,478
01/01/2012 to 12/31/2012	$10.11	$11.91	102,889
01/01/2013 to 12/31/2013	$11.91	$15.65	32,643
01/01/2014 to 12/31/2014	$15.65	$17.42	35,604
01/01/2015 to 12/31/2015	$17.42	$16.35	20,514

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.42	$12.99	84,452
01/01/2007 to 12/31/2007	$12.99	$15.25	78,393
01/01/2008 to 12/31/2008	$15.25	$8.88	73,693
01/01/2009 to 12/31/2009	$8.88	$13.73	73,559
01/01/2010 to 12/31/2010	$13.73	$16.19	55,798
01/01/2011 to 12/31/2011	$16.19	$15.46	42,625
01/01/2012 to 12/31/2012	$15.46	$18.20	24,844
01/01/2013 to 12/31/2013	$18.20	$23.67	10,480
01/01/2014 to 12/31/2014	$23.67	$25.97	10,673
01/01/2015 to 12/31/2015	$25.97	$24.11	20,475

AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.17	111
01/01/2008 to 12/31/2008	$10.17	$7.59	83,416
01/01/2009 to 12/31/2009	$7.59	$9.21	243,577
01/01/2010 to 12/31/2010	$9.21	$10.11	195,509
01/01/2011 to 12/31/2011	$10.11	$9.90	161,208
01/01/2012 to 12/31/2012	$9.90	$10.73	112,624
01/01/2013 to 12/31/2013	$10.73	$11.59	45,137
01/01/2014 to 12/31/2014	$11.59	$11.87	56,265
01/01/2015 to 12/31/2015	$11.87	$11.57	35,589

AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009* to 12/31/2009	$10.00	$12.86	17,124
01/01/2010 to 12/31/2010	$12.86	$16.04	14,152
01/01/2011 to 12/31/2011	$16.04	$15.99	11,602
01/01/2012 to 12/31/2012	$15.99	$18.20	11,191
01/01/2013 to 12/31/2013	$18.20	$24.86	11,414
01/01/2014 to 12/31/2014	$24.86	$26.22	13,548
01/01/2015 to 12/31/2015	$26.22	$24.38	11,414

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.33	$15.97	45,757
01/01/2007 to 12/31/2007	$15.97	$15.90	42,602
01/01/2008 to 12/31/2008	$15.90	$9.81	49,044
01/01/2009 to 12/31/2009	$9.81	$11.41	46,620
01/01/2010 to 12/31/2010	$11.41	$12.63	32,350
01/01/2011 to 12/31/2011	$12.63	$12.37	27,180
01/01/2012 to 12/31/2012	$12.37	$13.80	26,453
01/01/2013 to 12/31/2013	$13.80	$18.28	17,433
01/01/2014 to 12/31/2014	$18.28	$18.27	18,025
01/01/2015 to 12/31/2015	$18.27	$16.88	14,464

AST High Yield Portfolio
01/01/2006 to 12/31/2006	$11.32	$12.29	78,194
01/01/2007 to 12/31/2007	$12.29	$12.39	66,242
01/01/2008 to 12/31/2008	$12.39	$9.08	70,774
01/01/2009 to 12/31/2009	$9.08	$12.11	72,189
01/01/2010 to 12/31/2010	$12.11	$13.52	61,676
01/01/2011 to 12/31/2011	$13.52	$13.73	44,751
01/01/2012 to 12/31/2012	$13.73	$15.38	37,827
01/01/2013 to 12/31/2013	$15.38	$16.22	13,073
01/01/2014 to 12/31/2014	$16.22	$16.37	10,412
01/01/2015 to 12/31/2015	$16.37	$15.54	7,128

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$13.85	$16.48	291,323
01/01/2007 to 12/31/2007	$16.48	$19.31	249,967
01/01/2008 to 12/31/2008	$19.31	$9.45	242,808
01/01/2009 to 12/31/2009	$9.45	$12.59	229,341
01/01/2010 to 12/31/2010	$12.59	$14.18	178,121
01/01/2011 to 12/31/2011	$14.18	$12.15	120,855
01/01/2012 to 12/31/2012	$12.15	$14.39	66,094
01/01/2013 to 12/31/2013	$14.39	$16.86	18,320
01/01/2014 to 12/31/2014	$16.86	$15.67	12,662
01/01/2015 to 12/31/2015	$15.67	$15.91	8,282

AST International Value Portfolio
01/01/2006 to 12/31/2006	$14.38	$18.03	45,411
01/01/2007 to 12/31/2007	$18.03	$20.90	53,885
01/01/2008 to 12/31/2008	$20.90	$11.52	57,654
01/01/2009 to 12/31/2009	$11.52	$14.79	59,112
01/01/2010 to 12/31/2010	$14.79	$16.16	47,525
01/01/2011 to 12/31/2011	$16.16	$13.91	36,277
01/01/2012 to 12/31/2012	$13.91	$15.97	28,075
01/01/2013 to 12/31/2013	$15.97	$18.77	15,253
01/01/2014 to 12/31/2014	$18.77	$17.23	12,417
01/01/2015 to 12/31/2015	$17.23	$17.10	7,714

AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.19	0
01/01/2008 to 12/31/2008	$10.19	$6.95	82,843
01/01/2009 to 12/31/2009	$6.95	$8.66	166,498
01/01/2010 to 12/31/2010	$8.66	$9.70	68,858
01/01/2011 to 12/31/2011	$9.70	$9.49	68,415
01/01/2012 to 12/31/2012	$9.49	$10.61	71,869
01/01/2013 to 12/31/2013	$10.61	$12.14	41,076
01/01/2014 to 12/31/2014	$12.14	$12.70	64,607
01/01/2015 to 12/31/2015	$12.70	$12.37	42,578

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$13.61	$16.45	93,539
01/01/2007 to 12/31/2007	$16.45	$17.71	78,807
01/01/2008 to 12/31/2008	$17.71	$10.22	87,268
01/01/2009 to 12/31/2009	$10.22	$13.66	71,754
01/01/2010 to 12/31/2010	$13.66	$14.41	55,671
01/01/2011 to 12/31/2011	$14.41	$12.88	49,878
01/01/2012 to 12/31/2012	$12.88	$15.45	39,541
01/01/2013 to 12/31/2013	$15.45	$17.54	10,470
01/01/2014 to 12/31/2014	$17.54	$16.16	12,110
01/01/2015 to 12/31/2015	$16.16	$15.45	8,074

AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2006 to 12/31/2006	$11.95	$13.07	2,295
01/01/2007 to 12/31/2007	$13.07	$13.11	12,689
01/01/2008 to 12/31/2008	$13.11	$10.63	333,679
01/01/2009 to 12/31/2009	$10.63	$12.76	481,840
01/01/2010 to 12/31/2010	$12.76	$13.47	333,592
01/01/2011 to 12/31/2011	$13.47	$13.29	252,796
01/01/2012 to 12/31/2012	$13.29	$14.48	236,865
01/01/2013 to 12/31/2013	$14.48	$15.82	102,050
01/01/2014 to 12/31/2014	$15.82	$16.41	112,983
01/01/2015 to 12/31/2015	$16.41	$16.12	84,115

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	2,963
01/01/2010 to 12/31/2010	$10.29	$11.27	17,421
01/01/2011 to 12/31/2011	$11.27	$11.17	491
01/01/2012 to 12/31/2012	$11.17	$12.66	492
01/01/2013 to 12/31/2013	$12.66	$17.00	672
01/01/2014 to 12/31/2014	$17.00	$18.32	1,685
01/01/2015 to 12/31/2015	$18.32	$19.94	1,635

AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.44	$14.51	86,566
01/01/2007 to 12/31/2007	$14.51	$13.85	102,364
01/01/2008 to 12/31/2008	$13.85	$7.97	69,232
01/01/2009 to 12/31/2009	$7.97	$9.37	80,451
01/01/2010 to 12/31/2010	$9.37	$10.43	76,011
01/01/2011 to 12/31/2011	$10.43	$9.84	53,174
01/01/2012 to 12/31/2012	$9.84	$11.31	48,521
01/01/2013 to 12/31/2013	$11.31	$15.57	23,549
01/01/2014 to 12/31/2014	$15.57	$17.43	16,952
01/01/2015 to 12/31/2015	$17.43	$15.80	7,063

AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.34	$13.02	620,445
01/01/2007 to 12/31/2007	$13.02	$14.73	547,681
01/01/2008 to 12/31/2008	$14.73	$8.17	499,804
01/01/2009 to 12/31/2009	$8.17	$10.43	476,771
01/01/2010 to 12/31/2010	$10.43	$12.29	373,734
01/01/2011 to 12/31/2011	$12.29	$11.98	229,225
01/01/2012 to 12/31/2012	$11.98	$13.23	130,595
01/01/2013 to 12/31/2013	$13.23	$17.79	31,578
01/01/2014 to 12/31/2014	$17.79	$19.36	35,643
01/01/2015 to 12/31/2015	$19.36	$20.97	17,491

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$10.95	$11.84	179,597
01/01/2007 to 12/31/2007	$11.84	$12.35	178,120
01/01/2008 to 12/31/2008	$12.35	$9.33	130,028
01/01/2009 to 12/31/2009	$9.33	$12.36	139,718
01/01/2010 to 12/31/2010	$12.36	$13.79	109,500
01/01/2011 to 12/31/2011	$13.79	$14.95	73,866
01/01/2012 to 12/31/2012	$14.95	$15.58	52,914
01/01/2013 to 12/31/2013	$15.58	$15.03	5,038
01/01/2014 to 12/31/2014	$15.03	$15.73	9,735
01/01/2015 to 12/31/2015	$15.73	$15.39	7,171

AST MFS Global Equity Portfolio
01/01/2006 to 12/31/2006	$13.27	$16.24	22,089
01/01/2007 to 12/31/2007	$16.24	$17.48	21,865
01/01/2008 to 12/31/2008	$17.48	$11.35	8,247
01/01/2009 to 12/31/2009	$11.35	$14.69	11,782
01/01/2010 to 12/31/2010	$14.69	$16.20	9,532
01/01/2011 to 12/31/2011	$16.20	$15.44	7,212
01/01/2012 to 12/31/2012	$15.44	$18.70	7,490
01/01/2013 to 12/31/2013	$18.70	$23.48	16,807
01/01/2014 to 12/31/2014	$23.48	$23.94	20,919
01/01/2015 to 12/31/2015	$23.94	$23.21	17,908

AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$11.64	$12.56	57,589
01/01/2007 to 12/31/2007	$12.56	$14.23	55,767
01/01/2008 to 12/31/2008	$14.23	$8.92	64,502
01/01/2009 to 12/31/2009	$8.92	$10.91	71,606
01/01/2010 to 12/31/2010	$10.91	$12.11	69,094
01/01/2011 to 12/31/2011	$12.11	$11.84	59,637
01/01/2012 to 12/31/2012	$11.84	$13.64	58,891
01/01/2013 to 12/31/2013	$13.64	$18.35	17,710
01/01/2014 to 12/31/2014	$18.35	$19.63	15,905
01/01/2015 to 12/31/2015	$19.63	$20.71	11,457

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.20	0
01/01/2013 to 12/31/2013	$10.20	$13.50	224
01/01/2014 to 12/31/2014	$13.50	$14.64	728
01/01/2015 to 12/31/2015	$14.64	$14.30	512

AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.70	$14.28	21,361
01/01/2007 to 12/31/2007	$14.28	$14.44	16,279
01/01/2008 to 12/31/2008	$14.44	$8.79	24,657
01/01/2009 to 12/31/2009	$8.79	$12.01	32,073
01/01/2010 to 12/31/2010	$12.01	$14.61	23,314
01/01/2011 to 12/31/2011	$14.61	$13.88	16,587
01/01/2012 to 12/31/2012	$13.88	$16.17	10,536
01/01/2013 to 12/31/2013	$16.17	$21.07	6,176
01/01/2014 to 12/31/2014	$21.07	$23.84	6,387
01/01/2015 to 12/31/2015	$23.84	$21.91	4,346

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Money Market Portfolio
01/01/2006 to 12/31/2006	$10.01	$10.30	160,575
01/01/2007 to 12/31/2007	$10.30	$10.63	163,856
01/01/2008 to 12/31/2008	$10.63	$10.72	1,049,835
01/01/2009 to 12/31/2009	$10.72	$10.58	646,749
01/01/2010 to 12/31/2010	$10.58	$10.41	323,305
01/01/2011 to 12/31/2011	$10.41	$10.25	411,226
01/01/2012 to 12/31/2012	$10.25	$10.08	348,780
01/01/2013 to 12/31/2013	$10.08	$9.92	77,433
01/01/2014 to 12/31/2014	$9.92	$9.76	84,173
01/01/2015 to 12/31/2015	$9.76	$9.61	62,463

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.07	0
01/01/2012 to 12/31/2012	$10.07	$10.39	331
01/01/2013 to 12/31/2013	$10.39	$9.94	86
01/01/2014 to 12/31/2014	$9.94	$10.28	181
01/01/2015 to 10/16/2015	$10.28	$10.26	0

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$13.22	$14.83	47,625
01/01/2007 to 12/31/2007	$14.83	$17.84	53,512
01/01/2008 to 12/31/2008	$17.84	$9.97	31,385
01/01/2009 to 12/31/2009	$9.97	$12.74	44,277
01/01/2010 to 12/31/2010	$12.74	$16.13	32,643
01/01/2011 to 12/31/2011	$16.13	$16.14	19,999
01/01/2012 to 12/31/2012	$16.14	$17.84	18,230
01/01/2013 to 12/31/2013	$17.84	$23.28	14,733
01/01/2014 to 12/31/2014	$23.28	$24.73	15,922
01/01/2015 to 10/16/2015	$24.73	$25.37	0

AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$11.02	$11.68	28,840
01/01/2007 to 12/31/2007	$11.68	$13.64	28,292
01/01/2008 to 12/31/2008	$13.64	$7.71	13,393
01/01/2009 to 12/31/2009	$7.71	$9.30	15,221
01/01/2010 to 12/31/2010	$9.30	$11.01	9,637
01/01/2011 to 04/29/2011	$11.01	$12.35	0

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.47	$15.77	141,288
01/01/2007 to 12/31/2007	$15.77	$16.01	122,062
01/01/2008 to 12/31/2008	$16.01	$9.09	92,775
01/01/2009 to 12/31/2009	$9.09	$12.59	101,334
01/01/2010 to 12/31/2010	$12.59	$15.29	87,867
01/01/2011 to 12/31/2011	$15.29	$14.67	55,554
01/01/2012 to 12/31/2012	$14.67	$16.91	49,639
01/01/2013 to 12/31/2013	$16.91	$23.62	12,777
01/01/2014 to 12/31/2014	$23.62	$26.56	12,507
01/01/2015 to 12/31/2015	$26.56	$24.66	9,476

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.33	27,149
01/01/2013 to 12/31/2013	$10.33	$12.08	17,690
01/01/2014 to 12/31/2014	$12.08	$12.50	17,452
01/01/2015 to 12/31/2015	$12.50	$12.15	14,825

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.58	31,597
01/01/2009 to 12/31/2009	$5.58	$9.14	38,695
01/01/2010 to 12/31/2010	$9.14	$10.99	31,540
01/01/2011 to 12/31/2011	$10.99	$8.62	22,639
01/01/2012 to 12/31/2012	$8.62	$10.01	19,009
01/01/2013 to 12/31/2013	$10.01	$9.87	5,748
01/01/2014 to 12/31/2014	$9.87	$9.25	7,307
01/01/2015 to 12/31/2015	$9.25	$7.58	7,853

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.66	9,957
01/01/2007 to 12/31/2007	$10.66	$11.41	37,326
01/01/2008 to 12/31/2008	$11.41	$9.04	590,178
01/01/2009 to 12/31/2009	$9.04	$10.67	784,695
01/01/2010 to 12/31/2010	$10.67	$11.61	560,686
01/01/2011 to 12/31/2011	$11.61	$11.54	518,147
01/01/2012 to 12/31/2012	$11.54	$12.54	425,958
01/01/2013 to 12/31/2013	$12.54	$13.47	189,917
01/01/2014 to 12/31/2014	$13.47	$14.02	229,932
01/01/2015 to 12/31/2015	$14.02	$13.82	138,989

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.07	0
01/01/2012 to 12/31/2012	$10.07	$10.61	689
01/01/2013 to 12/31/2013	$10.61	$10.20	147
01/01/2014 to 12/31/2014	$10.20	$10.65	252
01/01/2015 to 12/31/2015	$10.65	$10.45	198

AST Prudential Growth Allocation Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.49	93,105
01/01/2007 to 12/31/2007	$10.49	$11.50	200,143
01/01/2008 to 12/31/2008	$11.50	$6.71	399,166
01/01/2009 to 12/31/2009	$6.71	$8.31	887,109
01/01/2010 to 12/31/2010	$8.31	$9.74	705,823
01/01/2011 to 12/31/2011	$9.74	$8.99	453,728
01/01/2012 to 12/31/2012	$8.99	$9.98	421,861
01/01/2013 to 12/31/2013	$9.98	$11.50	194,075
01/01/2014 to 12/31/2014	$11.50	$12.35	241,139
01/01/2015 to 12/31/2015	$12.35	$12.08	188,944

AST QMA US Equity Alpha Portfolio
01/01/2006 to 12/31/2006	$11.66	$12.92	54,771
01/01/2007 to 12/31/2007	$12.92	$12.97	40,995
01/01/2008 to 12/31/2008	$12.97	$7.82	30,429
01/01/2009 to 12/31/2009	$7.82	$9.38	24,108
01/01/2010 to 12/31/2010	$9.38	$10.62	16,599
01/01/2011 to 12/31/2011	$10.62	$10.81	14,709
01/01/2012 to 12/31/2012	$10.81	$12.63	2,682
01/01/2013 to 12/31/2013	$12.63	$16.46	3,700
01/01/2014 to 12/31/2014	$16.46	$18.99	4,446
01/01/2015 to 12/31/2015	$18.99	$19.26	3,359

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.90	7,365
01/01/2012 to 12/31/2012	$8.90	$9.91	0
01/01/2013 to 12/31/2013	$9.91	$11.94	0
01/01/2014 to 12/31/2014	$11.94	$12.51	0
01/01/2015 to 12/31/2015	$12.51	$12.33	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.04	0
01/01/2008 to 12/31/2008	$10.04	$7.16	198,047
01/01/2009 to 12/31/2009	$7.16	$8.69	386,154
01/01/2010 to 12/31/2010	$8.69	$9.57	317,419
01/01/2011 to 12/31/2011	$9.57	$9.25	215,558
01/01/2012 to 12/31/2012	$9.25	$10.03	210,282
01/01/2013 to 12/31/2013	$10.03	$11.10	100,511
01/01/2014 to 12/31/2014	$11.10	$11.48	119,719
01/01/2015 to 12/31/2015	$11.48	$11.28	85,499

AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.51	1,361
01/01/2008 to 12/31/2008	$11.51	$7.34	102,987
01/01/2009 to 12/31/2009	$7.34	$9.16	247,558
01/01/2010 to 12/31/2010	$9.16	$10.30	156,666
01/01/2011 to 12/31/2011	$10.30	$9.90	125,829
01/01/2012 to 12/31/2012	$9.90	$11.29	120,835
01/01/2013 to 12/31/2013	$11.29	$13.11	74,095
01/01/2014 to 12/31/2014	$13.11	$13.60	107,224
01/01/2015 to 12/31/2015	$13.60	$13.31	123,774

AST Schroders Multi-Asset World Strategies Portfolio
01/01/2006 to 12/31/2006	$11.43	$12.33	5,410
01/01/2007 to 12/31/2007	$12.33	$13.21	11,399
01/01/2008 to 12/31/2008	$13.21	$9.08	65,106
01/01/2009 to 12/31/2009	$9.08	$11.38	494,478
01/01/2010 to 12/31/2010	$11.38	$12.52	427,453
01/01/2011 to 12/31/2011	$12.52	$11.90	244,200
01/01/2012 to 12/31/2012	$11.90	$13.02	191,172
01/01/2013 to 12/31/2013	$13.02	$14.65	50,950
01/01/2014 to 12/31/2014	$14.65	$14.86	64,308
01/01/2015 to 10/16/2015	$14.86	$14.46	0

AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$13.76	$15.29	118,059
01/01/2007 to 12/31/2007	$15.29	$16.73	111,546
01/01/2008 to 12/31/2008	$16.73	$9.21	101,342
01/01/2009 to 12/31/2009	$9.21	$12.02	98,034
01/01/2010 to 12/31/2010	$12.02	$15.67	71,601
01/01/2011 to 12/31/2011	$15.67	$13.40	52,087
01/01/2012 to 12/31/2012	$13.40	$15.83	30,652
01/01/2013 to 12/31/2013	$15.83	$21.94	11,834
01/01/2014 to 12/31/2014	$21.94	$22.65	9,908
01/01/2015 to 12/31/2015	$22.65	$22.59	6,226

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$9.42	$10.44	20,751
01/01/2007 to 12/31/2007	$10.44	$11.00	31,082
01/01/2008 to 12/31/2008	$11.00	$7.04	45,744
01/01/2009 to 12/31/2009	$7.04	$9.27	66,712
01/01/2010 to 12/31/2010	$9.27	$12.45	54,161
01/01/2011 to 12/31/2011	$12.45	$12.13	33,410
01/01/2012 to 12/31/2012	$12.13	$13.39	43,214
01/01/2013 to 12/31/2013	$13.39	$17.81	12,464
01/01/2014 to 12/31/2014	$17.81	$18.19	12,031
01/01/2015 to 12/31/2015	$18.19	$18.04	6,723

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.85	$15.18	179,457
01/01/2007 to 12/31/2007	$15.18	$14.10	168,818
01/01/2008 to 12/31/2008	$14.10	$9.75	164,705
01/01/2009 to 12/31/2009	$9.75	$12.18	156,988
01/01/2010 to 12/31/2010	$12.18	$15.10	119,458
01/01/2011 to 12/31/2011	$15.10	$13.97	84,338
01/01/2012 to 12/31/2012	$13.97	$16.25	52,699
01/01/2013 to 12/31/2013	$16.25	$21.97	15,663
01/01/2014 to 12/31/2014	$21.97	$22.76	13,624
01/01/2015 to 12/31/2015	$22.76	$21.43	8,264

AST T. Rowe Price Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$11.82	$13.09	87,818
01/01/2007 to 12/31/2007	$13.09	$13.69	114,918
01/01/2008 to 12/31/2008	$13.69	$9.98	205,397
01/01/2009 to 12/31/2009	$9.98	$12.19	323,980
01/01/2010 to 12/31/2010	$12.19	$13.37	293,556
01/01/2011 to 12/31/2011	$13.37	$13.42	234,239
01/01/2012 to 12/31/2012	$13.42	$14.99	198,765
01/01/2013 to 12/31/2013	$14.99	$17.23	104,523
01/01/2014 to 12/31/2014	$17.23	$17.95	121,761
01/01/2015 to 12/31/2015	$17.95	$17.67	95,840

AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$12.46	$14.87	99,807
01/01/2007 to 12/31/2007	$14.87	$14.11	94,095
01/01/2008 to 12/31/2008	$14.11	$8.07	90,687
01/01/2009 to 12/31/2009	$8.07	$9.83	90,715
01/01/2010 to 12/31/2010	$9.83	$10.96	80,823
01/01/2011 to 12/31/2011	$10.96	$10.60	55,878
01/01/2012 to 12/31/2012	$10.60	$12.23	39,294
01/01/2013 to 12/31/2013	$12.23	$15.61	16,215
01/01/2014 to 12/31/2014	$15.61	$16.51	5,318
01/01/2015 to 10/16/2015	$16.51	$15.31	0

AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.25	$12.73	105,076
01/01/2007 to 12/31/2007	$12.73	$13.56	118,462
01/01/2008 to 12/31/2008	$13.56	$7.93	111,451
01/01/2009 to 12/31/2009	$7.93	$11.97	132,142
01/01/2010 to 12/31/2010	$11.97	$13.64	103,846
01/01/2011 to 12/31/2011	$13.64	$13.19	81,032
01/01/2012 to 12/31/2012	$13.19	$15.26	66,475
01/01/2013 to 12/31/2013	$15.26	$21.63	40,160
01/01/2014 to 12/31/2014	$21.63	$23.06	33,788
01/01/2015 to 12/31/2015	$23.06	$24.86	24,578

AST T. Rowe Price Natural Resources Portfolio
01/01/2006 to 12/31/2006	$18.78	$21.41	22,706
01/01/2007 to 12/31/2007	$21.41	$29.60	27,442
01/01/2008 to 12/31/2008	$29.60	$14.56	37,235
01/01/2009 to 12/31/2009	$14.56	$21.40	53,890
01/01/2010 to 12/31/2010	$21.40	$25.37	43,500
01/01/2011 to 12/31/2011	$25.37	$21.24	31,396
01/01/2012 to 12/31/2012	$21.24	$21.66	32,913
01/01/2013 to 12/31/2013	$21.66	$24.59	11,328
01/01/2014 to 12/31/2014	$24.59	$22.17	13,067
01/01/2015 to 12/31/2015	$22.17	$17.62	9,033

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$10.40	$10.88	148,189
01/01/2007 to 12/31/2007	$10.88	$11.73	170,413
01/01/2008 to 12/31/2008	$11.73	$11.26	149,809
01/01/2009 to 12/31/2009	$11.26	$12.43	146,385
01/01/2010 to 12/31/2010	$12.43	$12.93	116,874
01/01/2011 to 12/31/2011	$12.93	$13.25	78,444
01/01/2012 to 12/31/2012	$13.25	$13.72	52,438
01/01/2013 to 12/31/2013	$13.72	$12.99	19,854
01/01/2014 to 12/31/2014	$12.99	$12.85	14,888
01/01/2015 to 12/31/2015	$12.85	$12.06	8,069

AST Wellington Management Hedged Equity Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.38	123,099
01/01/2007 to 12/31/2007	$11.38	$12.27	125,079
01/01/2008 to 12/31/2008	$12.27	$6.96	206,906
01/01/2009 to 12/31/2009	$6.96	$8.80	394,247
01/01/2010 to 12/31/2010	$8.80	$9.93	269,526
01/01/2011 to 12/31/2011	$9.93	$9.43	204,964
01/01/2012 to 12/31/2012	$9.43	$10.30	216,620
01/01/2013 to 12/31/2013	$10.30	$12.21	134,419
01/01/2014 to 12/31/2014	$12.21	$12.68	121,962
01/01/2015 to 12/31/2015	$12.68	$12.40	89,192

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	7,051
01/01/2008 to 12/31/2008	$9.98	$9.31	52,637
01/01/2009 to 12/31/2009	$9.31	$10.23	45,898
01/01/2010 to 12/31/2010	$10.23	$10.85	34,425
01/01/2011 to 12/31/2011	$10.85	$11.32	28,198
01/01/2012 to 12/31/2012	$11.32	$12.01	23,204
01/01/2013 to 12/31/2013	$12.01	$11.64	20,123
01/01/2014 to 12/31/2014	$11.64	$12.28	23,025
01/01/2015 to 12/31/2015	$12.28	$12.23	15,421

Evergreen VA Growth Fund
01/01/2006 to 12/31/2006	$11.44	$12.50	8,840
01/01/2007 to 12/31/2007	$12.50	$13.66	8,408
01/01/2008 to 12/31/2008	$13.66	$7.91	7,075
01/01/2009 to 12/31/2009	$7.91	$10.88	9,801
01/01/2010 to 07/16/2010	$10.88	$10.66	0

Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$14.00	$16.96	8,003
01/01/2007 to 12/31/2007	$16.96	$19.19	16,047
01/01/2008 to 12/31/2008	$19.19	$11.05	10,035
01/01/2009 to 12/31/2009	$11.05	$12.61	13,593
01/01/2010 to 07/16/2010	$12.61	$11.98	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$11.28	$11.77	1,766
01/01/2007 to 12/31/2007	$11.77	$12.96	2,907
01/01/2008 to 12/31/2008	$12.96	$9.29	1,229
01/01/2009 to 12/31/2009	$9.29	$13.16	3,811
01/01/2010 to 07/16/2010	$13.16	$12.29	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
First Trust Target Focus Four Portfolio
01/28/2008* to 12/31/2008	$10.21	$6.12	6,549
01/01/2009 to 12/31/2009	$6.12	$7.75	27,318
01/01/2010 to 12/31/2010	$7.75	$9.08	17,408
01/01/2011 to 12/31/2011	$9.08	$7.96	13,665
01/01/2012 to 12/31/2012	$7.96	$8.92	16,629
01/01/2013 to 12/31/2013	$8.92	$11.50	20,157
01/01/2014 to 04/25/2014	$11.50	$11.86	0

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.65	138,038
01/01/2009 to 12/31/2009	$6.65	$8.50	374,992
01/01/2010 to 12/31/2010	$8.50	$9.23	221,109
01/01/2011 to 12/31/2011	$9.23	$8.93	181,018
01/01/2012 to 09/21/2012	$8.93	$10.00	0

Global Dividend Target 15 Portfolio
01/01/2006 to 12/31/2006	$12.85	$17.51	13,453
01/01/2007 to 12/31/2007	$17.51	$19.52	17,465
01/01/2008 to 12/31/2008	$19.52	$10.99	19,024
01/01/2009 to 12/31/2009	$10.99	$15.26	19,067
01/01/2010 to 12/31/2010	$15.26	$16.47	11,878
01/01/2011 to 12/31/2011	$16.47	$14.99	8,101
01/01/2012 to 12/31/2012	$14.99	$18.50	5,346
01/01/2013 to 12/31/2013	$18.50	$20.81	2,354
01/01/2014 to 04/25/2014	$20.81	$20.37	0

Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.17	6,060
01/01/2012 to 04/27/2012	$8.17	$9.27	0

Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.12	5,077
01/01/2012 to 12/31/2012	$9.12	$10.66	4,925
01/01/2013 to 12/31/2013	$10.66	$13.74	3,210
01/01/2014 to 12/31/2014	$13.74	$15.26	9,135
01/01/2015 to 12/31/2015	$15.26	$15.33	5,074

Invesco V.I. Dynamics Fund - Series I
01/01/2006 to 12/31/2006	$12.82	$14.64	10,158
01/01/2007 to 12/31/2007	$14.64	$16.16	11,151
01/01/2008 to 12/31/2008	$16.16	$8.26	9,152
01/01/2009 to 12/31/2009	$8.26	$11.58	12,445
01/01/2010 to 12/31/2010	$11.58	$14.10	9,416
01/01/2011 to 04/29/2011	$14.10	$15.71	0

Invesco V.I. Financial Services Fund - Series I
01/01/2006 to 12/31/2006	$11.68	$13.38	9,961
01/01/2007 to 12/31/2007	$13.38	$10.24	3,643
01/01/2008 to 12/31/2008	$10.24	$4.09	10,034
01/01/2009 to 12/31/2009	$4.09	$5.12	15,291
01/01/2010 to 12/31/2010	$5.12	$5.56	25,969
01/01/2011 to 04/29/2011	$5.56	$5.87	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Global Health Care Fund - Series I
01/01/2006 to 12/31/2006	$12.24	$12.68	14,983
01/01/2007 to 12/31/2007	$12.68	$13.95	11,030
01/01/2008 to 12/31/2008	$13.95	$9.80	10,877
01/01/2009 to 12/31/2009	$9.80	$12.31	13,730
01/01/2010 to 12/31/2010	$12.31	$12.76	10,647
01/01/2011 to 12/31/2011	$12.76	$13.05	6,015
01/01/2012 to 12/31/2012	$13.05	$15.52	8,877
01/01/2013 to 12/31/2013	$15.52	$21.47	4,013
01/01/2014 to 12/31/2014	$21.47	$25.28	5,133
01/01/2015 to 12/31/2015	$25.28	$25.66	3,599

Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.77	1,632
01/01/2013 to 12/31/2013	$9.77	$13.17	1,238
01/01/2014 to 12/31/2014	$13.17	$14.00	2,169
01/01/2015 to 12/31/2015	$14.00	$13.94	1,507

Invesco V.I. Technology Fund - Series I
06/30/2008* to 12/31/2008	$9.92	$6.22	0
01/01/2009 to 12/31/2009	$6.22	$9.63	0
01/01/2010 to 12/31/2010	$9.63	$11.50	0
01/01/2011 to 12/31/2011	$11.50	$10.74	0
01/01/2012 to 12/31/2012	$10.74	$11.77	0
01/01/2013 to 12/31/2013	$11.77	$14.49	0
01/01/2014 to 12/31/2014	$14.49	$15.83	0
01/01/2015 to 12/31/2015	$15.83	$16.64	0

NVIT Developing Markets Fund
01/01/2006 to 12/31/2006	$16.62	$22.02	43,786
01/01/2007 to 12/31/2007	$22.02	$31.09	34,999
01/01/2008 to 12/31/2008	$31.09	$12.89	25,873
01/01/2009 to 12/31/2009	$12.89	$20.58	42,397
01/01/2010 to 12/31/2010	$20.58	$23.52	26,157
01/01/2011 to 12/31/2011	$23.52	$17.96	15,165
01/01/2012 to 12/31/2012	$17.96	$20.63	10,675
01/01/2013 to 12/31/2013	$20.63	$20.31	7,203
01/01/2014 to 12/31/2014	$20.31	$18.82	6,044
01/01/2015 to 12/31/2015	$18.82	$15.49	3,780

ProFund VP Asia 30
01/01/2006 to 12/31/2006	$12.02	$16.47	13,447
01/01/2007 to 12/31/2007	$16.47	$23.94	11,166
01/01/2008 to 12/31/2008	$23.94	$11.59	6,883
01/01/2009 to 12/31/2009	$11.59	$17.58	9,093
01/01/2010 to 12/31/2010	$17.58	$19.70	4,317
01/01/2011 to 12/31/2011	$19.70	$14.15	4,693
01/01/2012 to 12/31/2012	$14.15	$16.08	3,275
01/01/2013 to 12/31/2013	$16.08	$18.19	439
01/01/2014 to 12/31/2014	$18.19	$17.62	0
01/01/2015 to 12/31/2015	$17.62	$15.71	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Banks
01/01/2006 to 12/31/2006	$11.47	$13.03	398
01/01/2007 to 12/31/2007	$13.03	$9.32	398
01/01/2008 to 12/31/2008	$9.32	$4.87	4,277
01/01/2009 to 12/31/2009	$4.87	$4.59	3,340
01/01/2010 to 12/31/2010	$4.59	$4.89	1,217
01/01/2011 to 12/31/2011	$4.89	$3.52	0
01/01/2012 to 12/31/2012	$3.52	$4.63	11
01/01/2013 to 12/31/2013	$4.63	$6.08	983
01/01/2014 to 12/31/2014	$6.08	$6.60	976
01/01/2015 to 12/31/2015	$6.60	$6.47	473

ProFund VP Basic Materials
01/01/2006 to 12/31/2006	$12.64	$14.36	7,803
01/01/2007 to 12/31/2007	$14.36	$18.47	12,902
01/01/2008 to 12/31/2008	$18.47	$8.83	6,953
01/01/2009 to 12/31/2009	$8.83	$14.10	3,976
01/01/2010 to 12/31/2010	$14.10	$18.00	7,372
01/01/2011 to 12/31/2011	$18.00	$14.85	6,376
01/01/2012 to 12/31/2012	$14.85	$15.85	5,112
01/01/2013 to 12/31/2013	$15.85	$18.47	644
01/01/2014 to 12/31/2014	$18.47	$18.48	126
01/01/2015 to 12/31/2015	$18.48	$15.66	95

ProFund VP Bear
01/01/2006 to 12/31/2006	$7.97	$7.26	1,730
01/01/2007 to 12/31/2007	$7.26	$7.18	3,914
01/01/2008 to 12/31/2008	$7.18	$9.89	12,697
01/01/2009 to 12/31/2009	$9.89	$7.02	7,977
01/01/2010 to 12/31/2010	$7.02	$5.68	8,279
01/01/2011 to 12/31/2011	$5.68	$5.09	2,693
01/01/2012 to 12/31/2012	$5.09	$4.18	747
01/01/2013 to 12/31/2013	$4.18	$3.02	150
01/01/2014 to 12/31/2014	$3.02	$2.55	0
01/01/2015 to 12/31/2015	$2.55	$2.38	0

ProFund VP Bull
01/01/2006 to 12/31/2006	$11.47	$12.82	59,043
01/01/2007 to 12/31/2007	$12.82	$13.07	22,313
01/01/2008 to 12/31/2008	$13.07	$8.01	17,785
01/01/2009 to 12/31/2009	$8.01	$9.80	44,539
01/01/2010 to 12/31/2010	$9.80	$10.86	41,019
01/01/2011 to 12/31/2011	$10.86	$10.69	34,482
01/01/2012 to 12/31/2012	$10.69	$11.98	3,713
01/01/2013 to 12/31/2013	$11.98	$15.29	2,838
01/01/2014 to 12/31/2014	$15.29	$16.77	0
01/01/2015 to 12/31/2015	$16.77	$16.43	0

ProFund VP Consumer Goods Portfolio
01/01/2006 to 12/31/2006	$11.27	$12.49	9,978
01/01/2007 to 12/31/2007	$12.49	$13.22	6,394
01/01/2008 to 12/31/2008	$13.22	$9.53	1,922
01/01/2009 to 12/31/2009	$9.53	$11.40	0
01/01/2010 to 12/31/2010	$11.40	$13.17	1,231
01/01/2011 to 12/31/2011	$13.17	$13.86	4,409
01/01/2012 to 12/31/2012	$13.86	$15.12	2,408
01/01/2013 to 12/31/2013	$15.12	$19.11	541
01/01/2014 to 12/31/2014	$19.11	$20.72	246
01/01/2015 to 12/31/2015	$20.72	$21.24	246

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Consumer Services
01/01/2006 to 12/31/2006	$10.11	$11.14	0
01/01/2007 to 12/31/2007	$11.14	$10.06	130
01/01/2008 to 12/31/2008	$10.06	$6.79	0
01/01/2009 to 12/31/2009	$6.79	$8.74	571
01/01/2010 to 12/31/2010	$8.74	$10.44	9,836
01/01/2011 to 12/31/2011	$10.44	$10.84	8,284
01/01/2012 to 12/31/2012	$10.84	$13.03	2,765
01/01/2013 to 12/31/2013	$13.03	$17.93	343
01/01/2014 to 12/31/2014	$17.93	$19.84	0
01/01/2015 to 12/31/2015	$19.84	$20.44	0

ProFund VP Europe 30
01/01/2006 to 12/31/2006	$13.29	$15.36	2,748
01/01/2007 to 12/31/2007	$15.36	$17.32	7,697
01/01/2008 to 12/31/2008	$17.32	$9.54	4,444
01/01/2009 to 12/31/2009	$9.54	$12.42	9,731
01/01/2010 to 12/31/2010	$12.42	$12.55	10,253
01/01/2011 to 12/31/2011	$12.55	$11.25	5,470
01/01/2012 to 12/31/2012	$11.25	$12.91	3,239
01/01/2013 to 12/31/2013	$12.91	$15.45	2,901
01/01/2014 to 12/31/2014	$15.45	$13.89	374
01/01/2015 to 12/31/2015	$13.89	$12.18	221

ProFund VP Financials
01/01/2006 to 12/31/2006	$11.62	$13.42	5,406
01/01/2007 to 12/31/2007	$13.42	$10.68	4,772
01/01/2008 to 12/31/2008	$10.68	$5.20	7,795
01/01/2009 to 12/31/2009	$5.20	$5.88	20,607
01/01/2010 to 12/31/2010	$5.88	$6.42	18,145
01/01/2011 to 12/31/2011	$6.42	$5.44	21,432
01/01/2012 to 12/31/2012	$5.44	$6.68	8,522
01/01/2013 to 12/31/2013	$6.68	$8.68	1,105
01/01/2014 to 12/31/2014	$8.68	$9.65	222
01/01/2015 to 12/31/2015	$9.65	$9.35	0

ProFund VP Health Care
01/01/2006 to 12/31/2006	$11.20	$11.60	5,233
01/01/2007 to 12/31/2007	$11.60	$12.17	9,471
01/01/2008 to 12/31/2008	$12.17	$9.07	1,966
01/01/2009 to 12/31/2009	$9.07	$10.66	4,796
01/01/2010 to 12/31/2010	$10.66	$10.79	6,837
01/01/2011 to 12/31/2011	$10.79	$11.69	10,065
01/01/2012 to 12/31/2012	$11.69	$13.51	4,938
01/01/2013 to 12/31/2013	$13.51	$18.58	699
01/01/2014 to 12/31/2014	$18.58	$22.61	41
01/01/2015 to 12/31/2015	$22.61	$23.37	11

ProFund VP Industrials
01/01/2006 to 12/31/2006	$12.28	$13.49	527
01/01/2007 to 12/31/2007	$13.49	$14.83	8,229
01/01/2008 to 12/31/2008	$14.83	$8.68	12,907
01/01/2009 to 12/31/2009	$8.68	$10.60	18,144
01/01/2010 to 12/31/2010	$10.60	$12.91	6,521
01/01/2011 to 12/31/2011	$12.91	$12.48	4,059
01/01/2012 to 12/31/2012	$12.48	$14.22	3
01/01/2013 to 12/31/2013	$14.22	$19.33	0
01/01/2014 to 12/31/2014	$19.33	$20.08	0
01/01/2015 to 12/31/2015	$20.08	$19.09	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Japan
01/01/2006 to 12/31/2006	$14.56	$15.88	7,757
01/01/2007 to 12/31/2007	$15.88	$14.06	2,371
01/01/2008 to 12/31/2008	$14.06	$8.19	91
01/01/2009 to 12/31/2009	$8.19	$8.89	3,813
01/01/2010 to 12/31/2010	$8.89	$8.17	3,443
01/01/2011 to 12/31/2011	$8.17	$6.55	1,896
01/01/2012 to 12/31/2012	$6.55	$7.93	1,416
01/01/2013 to 12/31/2013	$7.93	$11.56	914
01/01/2014 to 12/31/2014	$11.56	$11.74	59
01/01/2015 to 12/31/2015	$11.74	$12.23	32

ProFund VP Large-Cap Growth
01/01/2006 to 12/31/2006	$10.31	$11.06	1,785
01/01/2007 to 12/31/2007	$11.06	$11.64	5,519
01/01/2008 to 12/31/2008	$11.64	$7.38	1,354
01/01/2009 to 12/31/2009	$7.38	$9.43	4,693
01/01/2010 to 12/31/2010	$9.43	$10.50	5,066
01/01/2011 to 12/31/2011	$10.50	$10.66	1,923
01/01/2012 to 12/31/2012	$10.66	$11.82	489
01/01/2013 to 12/31/2013	$11.82	$15.19	1,364
01/01/2014 to 12/31/2014	$15.19	$16.88	320
01/01/2015 to 12/31/2015	$16.88	$17.24	321

ProFund VP Large-Cap Value
01/01/2006 to 12/31/2006	$10.51	$12.27	39,582
01/01/2007 to 12/31/2007	$12.27	$12.09	8,880
01/01/2008 to 12/31/2008	$12.09	$7.09	51,906
01/01/2009 to 12/31/2009	$7.09	$8.33	2,916
01/01/2010 to 12/31/2010	$8.33	$9.25	3,895
01/01/2011 to 12/31/2011	$9.25	$8.99	1,548
01/01/2012 to 12/31/2012	$8.99	$10.21	18,254
01/01/2013 to 12/31/2013	$10.21	$13.05	1,249
01/01/2014 to 12/31/2014	$13.05	$14.18	295
01/01/2015 to 12/31/2015	$14.18	$13.30	28

ProFund VP Mid-Cap Growth
01/01/2006 to 12/31/2006	$12.27	$12.55	57
01/01/2007 to 12/31/2007	$12.55	$13.80	576
01/01/2008 to 12/31/2008	$13.80	$8.31	633
01/01/2009 to 12/31/2009	$8.31	$11.31	1,388
01/01/2010 to 12/31/2010	$11.31	$14.29	2,139
01/01/2011 to 12/31/2011	$14.29	$13.66	5,394
01/01/2012 to 12/31/2012	$13.66	$15.51	2,604
01/01/2013 to 12/31/2013	$15.51	$19.92	1,584
01/01/2014 to 12/31/2014	$19.92	$20.75	0
01/01/2015 to 12/31/2015	$20.75	$20.48	0

ProFund VP Mid-Cap Value
01/01/2006 to 12/31/2006	$13.18	$14.56	6,924
01/01/2007 to 12/31/2007	$14.56	$14.47	9,435
01/01/2008 to 12/31/2008	$14.47	$9.07	1,227
01/01/2009 to 12/31/2009	$9.07	$11.68	814
01/01/2010 to 12/31/2010	$11.68	$13.84	1,902
01/01/2011 to 12/31/2011	$13.84	$13.08	2,591
01/01/2012 to 12/31/2012	$13.08	$15.01	2,111
01/01/2013 to 12/31/2013	$15.01	$19.52	1,248
01/01/2014 to 12/31/2014	$19.52	$21.16	146
01/01/2015 to 12/31/2015	$21.16	$19.11	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP NASDAQ-100
01/01/2006 to 12/31/2006	$10.85	$11.26	8,353
01/01/2007 to 12/31/2007	$11.26	$13.03	21,668
01/01/2008 to 12/31/2008	$13.03	$7.37	1,905
01/01/2009 to 12/31/2009	$7.37	$11.03	4,571
01/01/2010 to 12/31/2010	$11.03	$12.83	5,562
01/01/2011 to 12/31/2011	$12.83	$12.81	13,866
01/01/2012 to 12/31/2012	$12.81	$14.65	12,013
01/01/2013 to 12/31/2013	$14.65	$19.36	4,566
01/01/2014 to 12/31/2014	$19.36	$22.29	0
01/01/2015 to 12/31/2015	$22.29	$23.57	0

ProFund VP Oil & Gas
01/01/2006 to 12/31/2006	$17.98	$21.34	9,422
01/01/2007 to 12/31/2007	$21.34	$27.81	11,547
01/01/2008 to 12/31/2008	$27.81	$17.26	5,186
01/01/2009 to 12/31/2009	$17.26	$19.61	8,943
01/01/2010 to 12/31/2010	$19.61	$22.72	6,360
01/01/2011 to 12/31/2011	$22.72	$22.86	1,357
01/01/2012 to 12/31/2012	$22.86	$23.15	2,789
01/01/2013 to 12/31/2013	$23.15	$28.26	432
01/01/2014 to 12/31/2014	$28.26	$24.79	251
01/01/2015 to 12/31/2015	$24.79	$18.69	132

ProFund VP Pharmaceuticals
01/01/2006 to 12/31/2006	$9.00	$9.94	698
01/01/2007 to 12/31/2007	$9.94	$10.01	253
01/01/2008 to 12/31/2008	$10.01	$7.93	2,866
01/01/2009 to 12/31/2009	$7.93	$9.12	1,521
01/01/2010 to 12/31/2010	$9.12	$9.01	1,131
01/01/2011 to 12/31/2011	$9.01	$10.30	5,129
01/01/2012 to 12/31/2012	$10.30	$11.34	5
01/01/2013 to 12/31/2013	$11.34	$14.68	0
01/01/2014 to 12/31/2014	$14.68	$17.25	0
01/01/2015 to 12/31/2015	$17.25	$17.72	12

ProFund VP Precious Metals
01/01/2006 to 12/31/2006	$12.75	$13.47	9,865
01/01/2007 to 12/31/2007	$13.47	$16.23	18,223
01/01/2008 to 12/31/2008	$16.23	$11.06	17,953
01/01/2009 to 12/31/2009	$11.06	$14.72	20,089
01/01/2010 to 12/31/2010	$14.72	$19.26	10,138
01/01/2011 to 12/31/2011	$19.26	$15.31	6,979
01/01/2012 to 12/31/2012	$15.31	$12.87	3,372
01/01/2013 to 12/31/2013	$12.87	$7.86	1,972
01/01/2014 to 12/31/2014	$7.86	$5.89	1,969
01/01/2015 to 12/31/2015	$5.89	$3.89	125

ProFund VP Real Estate
01/01/2006 to 12/31/2006	$13.83	$18.03	5,991
01/01/2007 to 12/31/2007	$18.03	$14.26	2,252
01/01/2008 to 12/31/2008	$14.26	$8.24	2,928
01/01/2009 to 12/31/2009	$8.24	$10.38	8,010
01/01/2010 to 12/31/2010	$10.38	$12.73	1,039
01/01/2011 to 12/31/2011	$12.73	$13.12	962
01/01/2012 to 12/31/2012	$13.12	$15.13	431
01/01/2013 to 12/31/2013	$15.13	$14.90	19
01/01/2014 to 12/31/2014	$14.90	$18.33	32
01/01/2015 to 12/31/2015	$18.33	$18.10	24

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Rising Rates Opportunity
01/01/2006 to 12/31/2006	$7.59	$8.23	33,149
01/01/2007 to 12/31/2007	$8.23	$7.67	30,227
01/01/2008 to 12/31/2008	$7.67	$4.68	10,216
01/01/2009 to 12/31/2009	$4.68	$6.09	11,460
01/01/2010 to 12/31/2010	$6.09	$5.03	30,580
01/01/2011 to 12/31/2011	$5.03	$3.10	27,125
01/01/2012 to 12/31/2012	$3.10	$2.84	2,040
01/01/2013 to 12/31/2013	$2.84	$3.25	1,275
01/01/2014 to 12/31/2014	$3.25	$2.23	0
01/01/2015 to 12/31/2015	$2.23	$2.16	0

ProFund VP Short NASDAQ-100
01/01/2006 to 12/31/2006	$8.25	$8.00	406
01/01/2007 to 12/31/2007	$8.00	$6.96	406
01/01/2008 to 12/31/2008	$6.96	$10.15	3,718
01/01/2009 to 12/31/2009	$10.15	$5.93	1,306
01/01/2010 to 12/31/2010	$5.93	$4.60	1,660
01/01/2011 to 12/31/2011	$4.60	$4.05	2,192
01/01/2012 to 12/31/2012	$4.05	$3.24	726
01/01/2013 to 12/31/2013	$3.24	$2.25	0
01/01/2014 to 12/31/2014	$2.25	$1.78	0
01/01/2015 to 12/31/2015	$1.78	$1.53	0

ProFund VP Small-Cap Growth
01/01/2006 to 12/31/2006	$13.04	$13.95	1,626
01/01/2007 to 12/31/2007	$13.95	$14.28	2,511
01/01/2008 to 12/31/2008	$14.28	$9.27	20,762
01/01/2009 to 12/31/2009	$9.27	$11.51	3,696
01/01/2010 to 12/31/2010	$11.51	$14.23	12,243
01/01/2011 to 12/31/2011	$14.23	$14.19	15,309
01/01/2012 to 12/31/2012	$14.19	$15.70	2,275
01/01/2013 to 12/31/2013	$15.70	$21.70	1,725
01/01/2014 to 12/31/2014	$21.70	$21.81	41
01/01/2015 to 12/31/2015	$21.81	$21.72	12

ProFund VP Small-Cap Value
01/01/2006 to 12/31/2006	$12.92	$14.93	6,236
01/01/2007 to 12/31/2007	$14.93	$13.63	10,157
01/01/2008 to 12/31/2008	$13.63	$9.30	20,085
01/01/2009 to 12/31/2009	$9.30	$11.02	6,302
01/01/2010 to 12/31/2010	$11.02	$13.24	15,643
01/01/2011 to 12/31/2011	$13.24	$12.49	19,395
01/01/2012 to 12/31/2012	$12.49	$14.28	11,178
01/01/2013 to 12/31/2013	$14.28	$19.34	3,204
01/01/2014 to 12/31/2014	$19.34	$20.14	1,407
01/01/2015 to 12/31/2015	$20.14	$18.17	0

ProFund VP Telecommunications
01/01/2006 to 12/31/2006	$11.61	$15.34	2,057
01/01/2007 to 12/31/2007	$15.34	$16.36	2,399
01/01/2008 to 12/31/2008	$16.36	$10.56	9
01/01/2009 to 12/31/2009	$10.56	$11.15	1,117
01/01/2010 to 12/31/2010	$11.15	$12.69	4,645
01/01/2011 to 12/31/2011	$12.69	$12.72	1,049
01/01/2012 to 12/31/2012	$12.72	$14.59	4
01/01/2013 to 12/31/2013	$14.59	$16.09	0
01/01/2014 to 12/31/2014	$16.09	$15.92	0
01/01/2015 to 12/31/2015	$15.92	$15.90	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP U.S. Government Plus
01/01/2006 to 12/31/2006	$11.68	$10.97	1,933
01/01/2007 to 12/31/2007	$10.97	$11.89	11,641
01/01/2008 to 12/31/2008	$11.89	$17.51	9,861
01/01/2009 to 12/31/2009	$17.51	$11.61	4,474
01/01/2010 to 12/31/2010	$11.61	$12.58	11,439
01/01/2011 to 12/31/2011	$12.58	$17.77	6,854
01/01/2012 to 12/31/2012	$17.77	$17.65	463
01/01/2013 to 12/31/2013	$17.65	$14.05	301
01/01/2014 to 12/31/2014	$14.05	$18.86	301
01/01/2015 to 12/31/2015	$18.86	$17.51	311

ProFund VP UltraMid-Cap
01/01/2006 to 12/31/2006	$16.20	$17.64	4,300
01/01/2007 to 12/31/2007	$17.64	$18.39	8,227
01/01/2008 to 12/31/2008	$18.39	$5.89	6,620
01/01/2009 to 12/31/2009	$5.89	$9.60	19,092
01/01/2010 to 12/31/2010	$9.60	$14.14	12,574
01/01/2011 to 12/31/2011	$14.14	$12.02	2,773
01/01/2012 to 12/31/2012	$12.02	$15.67	11,342
01/01/2013 to 12/31/2013	$15.67	$26.30	2,189
01/01/2014 to 12/31/2014	$26.30	$29.85	0
01/01/2015 to 12/31/2015	$29.85	$26.69	0

ProFund VP Utilities
01/01/2006 to 12/31/2006	$14.03	$16.46	13,910
01/01/2007 to 12/31/2007	$16.46	$18.75	15,180
01/01/2008 to 12/31/2008	$18.75	$12.79	6,363
01/01/2009 to 12/31/2009	$12.79	$13.93	3,187
01/01/2010 to 12/31/2010	$13.93	$14.53	6,756
01/01/2011 to 12/31/2011	$14.53	$16.80	8,441
01/01/2012 to 12/31/2012	$16.80	$16.55	3,442
01/01/2013 to 12/31/2013	$16.55	$18.46	3,057
01/01/2014 to 12/31/2014	$18.46	$22.86	603
01/01/2015 to 12/31/2015	$22.86	$21.05	363

Prudential SP International Growth Portfolio
01/01/2006 to 12/31/2006	$12.06	$14.36	6,918
01/01/2007 to 12/31/2007	$14.36	$16.89	2,306
01/01/2008 to 12/31/2008	$16.89	$8.26	1,356
01/01/2009 to 12/31/2009	$8.26	$11.15	1,128
01/01/2010 to 12/31/2010	$11.15	$12.51	775
01/01/2011 to 12/31/2011	$12.51	$10.47	327
01/01/2012 to 12/31/2012	$10.47	$12.61	614
01/01/2013 to 12/31/2013	$12.61	$14.75	0
01/01/2014 to 12/31/2014	$14.75	$13.69	98
01/01/2015 to 12/31/2015	$13.69	$13.92	100

S&P Target 24 Portfolio
01/01/2006 to 12/31/2006	$11.02	$11.16	3,334
01/01/2007 to 12/31/2007	$11.16	$11.44	2,365
01/01/2008 to 12/31/2008	$11.44	$8.11	4,582
01/01/2009 to 12/31/2009	$8.11	$9.08	9,640
01/01/2010 to 12/31/2010	$9.08	$10.66	7,158
01/01/2011 to 12/31/2011	$10.66	$11.39	5,246
01/01/2012 to 12/31/2012	$11.39	$12.26	4,246
01/01/2013 to 12/31/2013	$12.26	$17.16	1,411
01/01/2014 to 04/25/2014	$17.16	$16.93	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Target Managed VIP Portfolio
01/01/2006 to 12/31/2006	$11.95	$13.12	299,778
01/01/2007 to 12/31/2007	$13.12	$14.13	153,502
01/01/2008 to 12/31/2008	$14.13	$7.67	107,997
01/01/2009 to 12/31/2009	$7.67	$8.53	101,931
01/01/2010 to 12/31/2010	$8.53	$10.00	80,888
01/01/2011 to 12/31/2011	$10.00	$9.67	66,037
01/01/2012 to 12/31/2012	$9.67	$10.76	49,902
01/01/2013 to 12/31/2013	$10.76	$14.37	9,791
01/01/2014 to 04/25/2014	$14.37	$14.29	0

The DOW DART 10 Portfolio
01/01/2006 to 12/31/2006	$9.99	$12.34	11,472
01/01/2007 to 12/31/2007	$12.34	$12.22	15,940
01/01/2008 to 12/31/2008	$12.22	$8.60	11,305
01/01/2009 to 12/31/2009	$8.60	$9.64	4,161
01/01/2010 to 12/31/2010	$9.64	$11.07	6,480
01/01/2011 to 12/31/2011	$11.07	$11.74	3,363
01/01/2012 to 12/31/2012	$11.74	$12.79	5,250
01/01/2013 to 12/31/2013	$12.79	$16.47	4,218
01/01/2014 to 04/25/2014	$16.47	$16.21	0

The DOW Target Dividend Portfolio
01/01/2006 to 12/31/2006	$9.76	$11.35	120,117
01/01/2007 to 12/31/2007	$11.35	$11.29	85,779
01/01/2008 to 12/31/2008	$11.29	$6.61	83,706
01/01/2009 to 12/31/2009	$6.61	$7.42	79,201
01/01/2010 to 12/31/2010	$7.42	$8.50	76,521
01/01/2011 to 12/31/2011	$8.50	$8.87	61,687
01/01/2012 to 12/31/2012	$8.87	$9.22	53,806
01/01/2013 to 12/31/2013	$9.22	$11.62	13,055
01/01/2014 to 04/25/2014	$11.62	$12.02	0

Wells Fargo Advantage VT Equity Income
01/01/2006 to 12/31/2006	$12.17	$14.20	3,905
01/01/2007 to 12/31/2007	$14.20	$14.37	2,973
01/01/2008 to 12/31/2008	$14.37	$8.98	3,604
01/01/2009 to 12/31/2009	$8.98	$10.33	5,138
01/01/2010 to 07/16/2010	$10.33	$9.93	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.99	$14.51	9,049
01/01/2011 to 12/31/2011	$14.51	$12.45	5,912
01/01/2012 to 12/31/2012	$12.45	$13.92	4,379
01/01/2013 to 12/31/2013	$13.92	$16.43	3,818
01/01/2014 to 12/31/2014	$16.43	$15.31	4,197
01/01/2015 to 12/31/2015	$15.31	$15.41	2,432

Wells Fargo VT Intrinsic Value Fund - Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$9.93	$11.57	2,189
01/01/2011 to 12/31/2011	$11.57	$11.14	1,907
01/01/2012 to 12/31/2012	$11.14	$13.09	148
01/01/2013 to 12/31/2013	$13.09	$16.79	105
01/01/2014 to 12/31/2014	$16.79	$18.22	134
01/01/2015 to 12/31/2015	$18.22	$17.83	66

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.29	$15.51	4,753
01/01/2011 to 12/31/2011	$15.51	$14.44	2,595
01/01/2012 to 12/31/2012	$14.44	$17.16	2,825
01/01/2013 to 12/31/2013	$17.16	$23.68	2,170
01/01/2014 to 12/31/2014	$23.68	$24.25	2,909
01/01/2015 to 12/31/2015	$24.25	$24.25	2,260

Wells Fargo VT Small Cap Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.25	8,601
01/01/2011 to 12/31/2011	$12.25	$11.53	2,743
01/01/2012 to 12/31/2012	$11.53	$12.27	598
01/01/2013 to 12/31/2013	$12.27	$18.17	0
01/01/2014 to 12/31/2014	$18.17	$17.58	0
01/01/2015 to 12/31/2015	$17.58	$16.85	0

*	Denotes the start date of these sub-accounts

ASAP III

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HAV 40 bps (1.65%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
05/01/2009 to 12/31/2009	$10.26	$12.70	686,444
01/01/2010 to 12/31/2010	$12.70	$14.53	627,620
01/01/2011 to 12/31/2011	$14.53	$14.69	1,447,058
01/01/2012 to 12/31/2012	$14.69	$16.48	880,304
01/01/2013 to 12/31/2013	$16.48	$17.84	528,834
01/01/2014 to 12/31/2014	$17.84	$17.95	298,989
01/01/2015 to 12/31/2015	$17.95	$17.68	173,339

AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.93	$9.70	107,441,591
01/01/2010 to 12/31/2010	$9.70	$10.68	133,580,486
01/01/2011 to 12/31/2011	$10.68	$10.22	102,346,558
01/01/2012 to 12/31/2012	$10.22	$11.32	108,178,074
01/01/2013 to 12/31/2013	$11.32	$12.24	100,174,797
01/01/2014 to 12/31/2014	$12.24	$12.50	87,606,755
01/01/2015 to 12/31/2015	$12.50	$11.90	68,782,936

AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.93	$9.84	54,720,347
01/01/2010 to 12/31/2010	$9.84	$11.00	68,974,007
01/01/2011 to 12/31/2011	$11.00	$10.83	55,424,347
01/01/2012 to 12/31/2012	$10.83	$12.11	63,361,367
01/01/2013 to 12/31/2013	$12.11	$13.88	63,758,948
01/01/2014 to 12/31/2014	$13.88	$14.48	59,078,042
01/01/2015 to 12/31/2015	$14.48	$14.36	52,619,003

AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$8.05	$9.99	4,930,435
01/01/2010 to 12/31/2010	$9.99	$11.18	6,178,407
01/01/2011 to 12/31/2011	$11.18	$11.39	5,937,210
01/01/2012 to 05/04/2012	$11.39	$12.38	0

AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.26	$9.95	97,458,970
01/01/2010 to 12/31/2010	$9.95	$10.99	124,066,065
01/01/2011 to 12/31/2011	$10.99	$10.67	99,522,684
01/01/2012 to 12/31/2012	$10.67	$11.81	107,656,583
01/01/2013 to 12/31/2013	$11.81	$13.66	103,827,389
01/01/2014 to 12/31/2014	$13.66	$14.31	95,621,538
01/01/2015 to 12/31/2015	$14.31	$14.14	86,642,320

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.17	2,940,794
01/01/2012 to 12/31/2012	$9.17	$10.09	4,644,573
01/01/2013 to 12/31/2013	$10.09	$11.00	5,783,459
01/01/2014 to 12/31/2014	$11.00	$11.35	5,607,802
01/01/2015 to 12/31/2015	$11.35	$10.82	4,694,270

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.50	872,802
01/01/2014 to 12/31/2014	$10.50	$10.70	1,112,165
01/01/2015 to 12/31/2015	$10.70	$10.55	1,575,826

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$11.58	$12.19	19,779,745
01/01/2010 to 12/31/2010	$12.19	$12.46	20,255,855
01/01/2011 to 12/31/2011	$12.46	$12.53	18,155,075
01/01/2012 to 12/31/2012	$12.53	$12.90	15,540,231
01/01/2013 to 12/31/2013	$12.90	$12.41	10,724,539
01/01/2014 to 12/31/2014	$12.41	$12.19	7,424,203
01/01/2015 to 12/31/2015	$12.19	$12.05	5,743,361

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$12.29	$13.65	59,442,486
01/01/2010 to 12/31/2010	$13.65	$14.46	75,211,006
01/01/2011 to 12/31/2011	$14.46	$14.67	60,233,010
01/01/2012 to 12/31/2012	$14.67	$15.77	65,143,645
01/01/2013 to 12/31/2013	$15.77	$15.23	54,477,871
01/01/2014 to 12/31/2014	$15.23	$15.61	44,662,030
01/01/2015 to 12/31/2015	$15.61	$15.03	35,594,616

AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$9.96	$10.02	0
01/01/2010 to 12/31/2010	$10.02	$10.78	0
01/01/2011 to 12/31/2011	$10.78	$11.28	0
01/01/2012 to 12/31/2012	$11.28	$11.43	0
01/01/2013 to 12/31/2013	$11.43	$11.20	0
01/01/2014 to 12/31/2014	$11.20	$11.00	0
01/01/2015 to 12/31/2015	$11.00	$10.79	0

AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.69	$9.39	0
01/01/2010 to 12/31/2010	$9.39	$10.21	0
01/01/2011 to 12/31/2011	$10.21	$11.01	0
01/01/2012 to 12/31/2012	$11.01	$11.28	0
01/01/2013 to 12/31/2013	$11.28	$11.02	0
01/01/2014 to 12/31/2014	$11.02	$10.89	0
01/01/2015 to 12/31/2015	$10.89	$10.69	0

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.78	13,765
01/01/2011 to 12/31/2011	$10.78	$11.81	45,769
01/01/2012 to 12/31/2012	$11.81	$12.21	0
01/01/2013 to 12/31/2013	$12.21	$11.76	0
01/01/2014 to 12/31/2014	$11.76	$11.73	0
01/01/2015 to 12/31/2015	$11.73	$11.56	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92	$9.70	0
01/01/2010 to 12/31/2010	$9.70	$10.61	0
01/01/2011 to 12/31/2011	$10.61	$11.85	0
01/01/2012 to 12/31/2012	$11.85	$12.32	0
01/01/2013 to 12/31/2013	$12.32	$11.74	0
01/01/2014 to 12/31/2014	$11.74	$11.85	0
01/01/2015 to 12/31/2015	$11.85	$11.75	0

AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.91	$9.60	0
01/01/2010 to 12/31/2010	$9.60	$10.52	0
01/01/2011 to 12/31/2011	$10.52	$12.00	0
01/01/2012 to 12/31/2012	$12.00	$12.49	0
01/01/2013 to 12/31/2013	$12.49	$11.69	0
01/01/2014 to 12/31/2014	$11.69	$11.99	0
01/01/2015 to 12/31/2015	$11.99	$11.92	0

AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.38	$8.80	0
01/01/2010 to 12/31/2010	$8.80	$9.68	0
01/01/2011 to 12/31/2011	$9.68	$11.30	0
01/01/2012 to 12/31/2012	$11.30	$11.82	0
01/01/2013 to 12/31/2013	$11.82	$10.86	0
01/01/2014 to 12/31/2014	$10.86	$11.34	0
01/01/2015 to 12/31/2015	$11.34	$11.33	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.03	0
01/01/2011 to 12/31/2011	$11.03	$13.04	0
01/01/2012 to 12/31/2012	$13.04	$13.70	0
01/01/2013 to 12/31/2013	$13.70	$12.53	0
01/01/2014 to 12/31/2014	$12.53	$13.27	0
01/01/2015 to 12/31/2015	$13.27	$13.29	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.04	0
01/01/2012 to 12/31/2012	$12.04	$12.53	0
01/01/2013 to 12/31/2013	$12.53	$11.12	0
01/01/2014 to 12/31/2014	$11.12	$12.08	0
01/01/2015 to 12/31/2015	$12.08	$12.12	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.41	0
01/01/2013 to 12/31/2013	$10.41	$9.20	0
01/01/2014 to 12/31/2014	$9.20	$10.19	0
01/01/2015 to 12/31/2015	$10.19	$10.29	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.76	0
01/01/2014 to 12/31/2014	$8.76	$9.88	0
01/01/2015 to 12/31/2015	$9.88	$9.99	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.32	0
01/01/2015 to 12/31/2015	$11.32	$11.36	0

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.95	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	58,774
01/01/2010 to 12/31/2010	$10.30	$11.52	748,340
01/01/2011 to 12/31/2011	$11.52	$10.67	655,241
01/01/2012 to 12/31/2012	$10.67	$11.88	688,787
01/01/2013 to 12/31/2013	$11.88	$15.35	921,219
01/01/2014 to 12/31/2014	$15.35	$16.65	861,669
01/01/2015 to 12/31/2015	$16.65	$15.59	723,581

AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.74	$9.52	118,425,926
01/01/2010 to 12/31/2010	$9.52	$10.62	141,306,019
01/01/2011 to 12/31/2011	$10.62	$10.19	100,099,910
01/01/2012 to 12/31/2012	$10.19	$11.40	113,717,767
01/01/2013 to 12/31/2013	$11.40	$13.75	125,316,122
01/01/2014 to 12/31/2014	$13.75	$14.47	121,728,074
01/01/2015 to 12/31/2015	$14.47	$14.31	113,394,276

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.66	342,569
01/01/2014 to 12/31/2014	$11.66	$13.03	1,094,841
01/01/2015 to 12/31/2015	$13.03	$12.36	1,140,121

AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$12.11	$18.32	2,154,565
01/01/2010 to 12/31/2010	$18.32	$23.19	2,674,245
01/01/2011 to 12/31/2011	$23.19	$24.31	2,210,944
01/01/2012 to 12/31/2012	$24.31	$27.58	2,291,954
01/01/2013 to 12/31/2013	$27.58	$27.98	2,083,185
01/01/2014 to 12/31/2014	$27.98	$36.02	2,044,785
01/01/2015 to 12/31/2015	$36.02	$37.14	1,780,125

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.69	1,906,618
01/01/2014 to 12/31/2014	$9.69	$10.02	2,122,274
01/01/2015 to 12/31/2015	$10.02	$9.84	3,153,484

AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.13	$8.54	18,482,649
01/01/2010 to 12/31/2010	$8.54	$9.51	20,766,873
01/01/2011 to 12/31/2011	$9.51	$9.13	15,624,739
01/01/2012 to 12/31/2012	$9.13	$10.20	18,821,366
01/01/2013 to 12/31/2013	$10.20	$11.96	23,114,459
01/01/2014 to 12/31/2014	$11.96	$12.43	21,739,589
01/01/2015 to 10/16/2015	$12.43	$12.40	0

AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.20	$8.87	54,387,061
01/01/2010 to 12/31/2010	$8.87	$9.97	68,927,498
01/01/2011 to 12/31/2011	$9.97	$9.66	53,951,634
01/01/2012 to 12/31/2012	$9.66	$10.51	57,684,295
01/01/2013 to 12/31/2013	$10.51	$11.86	55,226,008
01/01/2014 to 12/31/2014	$11.86	$12.03	48,707,547
01/01/2015 to 12/31/2015	$12.03	$11.95	43,313,556

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.75	58,178,008
01/01/2013 to 12/31/2013	$10.75	$13.16	59,310,001
01/01/2014 to 12/31/2014	$13.16	$13.35	54,167,034
01/01/2015 to 10/16/2015	$13.35	$12.79	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.82	5,741,090
01/01/2014 to 12/31/2014	$10.82	$10.91	8,049,243
01/01/2015 to 10/16/2015	$10.91	$10.41	0

AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.73	$8.12	1,148,210
01/01/2010 to 12/31/2010	$8.12	$9.60	2,343,259
01/01/2011 to 12/31/2011	$9.60	$8.97	1,365,221
01/01/2012 to 12/31/2012	$8.97	$11.18	1,941,296
01/01/2013 to 12/31/2013	$11.18	$11.48	2,026,740
01/01/2014 to 12/31/2014	$11.48	$12.86	1,953,120
01/01/2015 to 12/31/2015	$12.86	$12.64	1,635,442

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$8.00	$10.25	5,358,114
01/01/2010 to 12/31/2010	$10.25	$11.12	5,307,161
01/01/2011 to 12/31/2011	$11.12	$10.51	3,678,070
01/01/2012 to 12/31/2012	$10.51	$12.37	3,859,929
01/01/2013 to 12/31/2013	$12.37	$15.79	4,053,712
01/01/2014 to 02/07/2014	$15.79	$15.53	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.97	$9.63	15,821,358
01/01/2010 to 12/31/2010	$9.63	$10.69	15,820,580
01/01/2011 to 12/31/2011	$10.69	$9.94	12,948,030
01/01/2012 to 12/31/2012	$9.94	$11.69	10,758,682
01/01/2013 to 12/31/2013	$11.69	$15.36	8,989,436
01/01/2014 to 12/31/2014	$15.36	$17.09	7,637,977
01/01/2015 to 12/31/2015	$17.09	$16.03	9,591,291

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.42	5,868,356
01/01/2010 to 12/31/2010	$13.42	$15.82	6,728,348
01/01/2011 to 12/31/2011	$15.82	$15.10	4,560,864
01/01/2012 to 12/31/2012	$15.10	$17.76	4,904,077
01/01/2013 to 12/31/2013	$17.76	$23.09	5,099,534
01/01/2014 to 12/31/2014	$23.09	$25.32	4,212,533
01/01/2015 to 12/31/2015	$25.32	$23.49	6,589,806

AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.75	$9.20	36,241,046
01/01/2010 to 12/31/2010	$9.20	$10.10	50,682,089
01/01/2011 to 12/31/2011	$10.10	$9.88	43,785,652
01/01/2012 to 12/31/2012	$9.88	$10.70	45,432,815
01/01/2013 to 12/31/2013	$10.70	$11.56	40,182,442
01/01/2014 to 12/31/2014	$11.56	$11.83	35,662,590
01/01/2015 to 12/31/2015	$11.83	$11.53	30,217,247

AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$11.81	$15.19	2,182,014
01/01/2010 to 12/31/2010	$15.19	$18.93	3,471,178
01/01/2011 to 12/31/2011	$18.93	$18.86	2,549,765
01/01/2012 to 12/31/2012	$18.86	$21.46	2,633,520
01/01/2013 to 12/31/2013	$21.46	$29.30	3,094,420
01/01/2014 to 12/31/2014	$29.30	$30.89	2,931,970
01/01/2015 to 12/31/2015	$30.89	$28.71	2,517,413

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.09	$11.51	3,294,871
01/01/2010 to 12/31/2010	$11.51	$12.73	3,942,580
01/01/2011 to 12/31/2011	$12.73	$12.46	3,528,509
01/01/2012 to 12/31/2012	$12.46	$13.89	3,502,241
01/01/2013 to 12/31/2013	$13.89	$18.40	2,924,047
01/01/2014 to 12/31/2014	$18.40	$18.38	2,608,050
01/01/2015 to 12/31/2015	$18.38	$16.98	1,990,270

AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.75	$13.47	13,509,194
01/01/2010 to 12/31/2010	$13.47	$15.04	12,605,729
01/01/2011 to 12/31/2011	$15.04	$15.26	11,922,775
01/01/2012 to 12/31/2012	$15.26	$17.09	10,459,161
01/01/2013 to 12/31/2013	$17.09	$18.02	8,393,440
01/01/2014 to 12/31/2014	$18.02	$18.17	5,236,999
01/01/2015 to 12/31/2015	$18.17	$17.24	3,602,852

AST International Growth Portfolio
05/01/2009 to 12/31/2009	$12.13	$15.91	6,854,079
01/01/2010 to 12/31/2010	$15.91	$17.92	7,241,298
01/01/2011 to 12/31/2011	$17.92	$15.34	5,734,722
01/01/2012 to 12/31/2012	$15.34	$18.16	4,942,527
01/01/2013 to 12/31/2013	$18.16	$21.27	4,582,698
01/01/2014 to 12/31/2014	$21.27	$19.76	3,989,471
01/01/2015 to 12/31/2015	$19.76	$20.05	3,324,751

AST International Value Portfolio
05/01/2009 to 12/31/2009	$11.35	$14.74	3,492,926
01/01/2010 to 12/31/2010	$14.74	$16.10	3,649,081
01/01/2011 to 12/31/2011	$16.10	$13.85	2,916,031
01/01/2012 to 12/31/2012	$13.85	$15.89	2,668,328
01/01/2013 to 12/31/2013	$15.89	$18.67	2,705,225
01/01/2014 to 12/31/2014	$18.67	$17.13	2,548,306
01/01/2015 to 12/31/2015	$17.13	$16.99	2,467,892

AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$10.78	$11.75	45,976,810
01/01/2010 to 12/31/2010	$11.75	$12.80	22,040,989
01/01/2011 to 12/31/2011	$12.80	$14.16	215,533,382
01/01/2012 to 12/31/2012	$14.16	$15.24	89,791,313
01/01/2013 to 12/31/2013	$15.24	$14.51	28,148,834
01/01/2014 to 12/31/2014	$14.51	$15.23	25,571,167
01/01/2015 to 12/31/2015	$15.23	$15.15	66,914,771

AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.07	$8.65	25,271,257
01/01/2010 to 12/31/2010	$8.65	$9.68	38,344,545
01/01/2011 to 12/31/2011	$9.68	$9.47	31,542,321
01/01/2012 to 12/31/2012	$9.47	$10.58	33,772,279
01/01/2013 to 12/31/2013	$10.58	$12.10	34,620,680
01/01/2014 to 12/31/2014	$12.10	$12.66	31,218,936
01/01/2015 to 12/31/2015	$12.66	$12.32	27,733,638

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.30	$13.86	5,086,873
01/01/2010 to 12/31/2010	$13.86	$14.60	5,905,133
01/01/2011 to 12/31/2011	$14.60	$13.05	4,359,903
01/01/2012 to 12/31/2012	$13.05	$15.65	4,428,816
01/01/2013 to 12/31/2013	$15.65	$17.75	4,647,244
01/01/2014 to 12/31/2014	$17.75	$16.35	4,276,895
01/01/2015 to 12/31/2015	$16.35	$15.63	3,960,328

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.80	$12.54	46,430,018
01/01/2010 to 12/31/2010	$12.54	$13.23	46,748,068
01/01/2011 to 12/31/2011	$13.23	$13.05	38,241,675
01/01/2012 to 12/31/2012	$13.05	$14.21	39,470,209
01/01/2013 to 12/31/2013	$14.21	$15.51	35,738,716
01/01/2014 to 12/31/2014	$15.51	$16.09	31,774,661
01/01/2015 to 12/31/2015	$16.09	$15.80	27,488,735

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	141,417
01/01/2010 to 12/31/2010	$10.29	$11.27	473,823
01/01/2011 to 12/31/2011	$11.27	$11.15	755,324
01/01/2012 to 12/31/2012	$11.15	$12.64	1,110,275
01/01/2013 to 12/31/2013	$12.64	$16.96	1,223,206
01/01/2014 to 12/31/2014	$16.96	$18.27	1,330,655
01/01/2015 to 12/31/2015	$18.27	$19.88	2,148,045

AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.92	$8.78	5,087,827
01/01/2010 to 12/31/2010	$8.78	$9.78	5,307,829
01/01/2011 to 12/31/2011	$9.78	$9.21	4,698,568
01/01/2012 to 12/31/2012	$9.21	$10.59	4,248,181
01/01/2013 to 12/31/2013	$10.59	$14.57	5,494,376
01/01/2014 to 12/31/2014	$14.57	$16.30	5,782,801
01/01/2015 to 12/31/2015	$16.30	$14.77	4,317,804

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.52	$10.86	17,250,307
01/01/2010 to 12/31/2010	$10.86	$12.79	17,364,094
01/01/2011 to 12/31/2011	$12.79	$12.47	14,080,420
01/01/2012 to 12/31/2012	$12.47	$13.77	11,942,585
01/01/2013 to 12/31/2013	$13.77	$18.50	9,091,584
01/01/2014 to 12/31/2014	$18.50	$20.12	9,720,568
01/01/2015 to 12/31/2015	$20.12	$21.78	7,424,343

AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$11.37	$13.73	10,096,051
01/01/2010 to 12/31/2010	$13.73	$15.32	8,604,037
01/01/2011 to 12/31/2011	$15.32	$16.60	9,200,629
01/01/2012 to 12/31/2012	$16.60	$17.29	8,547,651
01/01/2013 to 12/31/2013	$17.29	$16.67	6,345,324
01/01/2014 to 12/31/2014	$16.67	$17.44	6,499,325
01/01/2015 to 12/31/2015	$17.44	$17.05	6,830,418

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$11.55	$15.37	2,567,781
01/01/2010 to 12/31/2010	$15.37	$16.94	3,612,405
01/01/2011 to 12/31/2011	$16.94	$16.14	3,114,124
01/01/2012 to 12/31/2012	$16.14	$19.53	3,437,135
01/01/2013 to 12/31/2013	$19.53	$24.52	3,984,432
01/01/2014 to 12/31/2014	$24.52	$24.99	3,982,260
01/01/2015 to 12/31/2015	$24.99	$24.22	3,944,892

AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$8.02	$9.75	4,944,538
01/01/2010 to 12/31/2010	$9.75	$10.82	5,238,425
01/01/2011 to 12/31/2011	$10.82	$10.57	4,289,955
01/01/2012 to 12/31/2012	$10.57	$12.18	4,420,398
01/01/2013 to 12/31/2013	$12.18	$16.37	4,361,903
01/01/2014 to 12/31/2014	$16.37	$17.50	3,793,575
01/01/2015 to 12/31/2015	$17.50	$18.46	3,157,980

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.20	55,298
01/01/2013 to 12/31/2013	$10.20	$13.49	867,495
01/01/2014 to 12/31/2014	$13.49	$14.62	1,003,365
01/01/2015 to 12/31/2015	$14.62	$14.28	1,952,834

AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.11	$12.11	2,137,413
01/01/2010 to 12/31/2010	$12.11	$14.72	2,978,973
01/01/2011 to 12/31/2011	$14.72	$13.98	2,405,087
01/01/2012 to 12/31/2012	$13.98	$16.28	2,424,624
01/01/2013 to 12/31/2013	$16.28	$21.20	2,138,372
01/01/2014 to 12/31/2014	$21.20	$23.97	1,904,816
01/01/2015 to 12/31/2015	$23.97	$22.02	1,494,027

AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.53	$10.42	66,786,776
01/01/2010 to 12/31/2010	$10.42	$10.25	50,307,852
01/01/2011 to 12/31/2011	$10.25	$10.09	50,902,069
01/01/2012 to 12/31/2012	$10.09	$9.92	39,894,836
01/01/2013 to 12/31/2013	$9.92	$9.76	29,504,243
01/01/2014 to 12/31/2014	$9.76	$9.60	25,524,289
01/01/2015 to 12/31/2015	$9.60	$9.44	23,153,087

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.07	577,115
01/01/2012 to 12/31/2012	$10.07	$10.39	1,360,083
01/01/2013 to 12/31/2013	$10.39	$9.93	1,174,650
01/01/2014 to 12/31/2014	$9.93	$10.27	1,748,755
01/01/2015 to 10/16/2015	$10.27	$10.24	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.38	$11.65	4,022,837
01/01/2010 to 12/31/2010	$11.65	$14.75	5,702,161
01/01/2011 to 12/31/2011	$14.75	$14.75	4,466,247
01/01/2012 to 12/31/2012	$14.75	$16.30	3,764,767
01/01/2013 to 12/31/2013	$16.30	$21.26	3,561,170
01/01/2014 to 12/31/2014	$21.26	$22.57	3,128,103
01/01/2015 to 10/16/2015	$22.57	$23.14	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.18	$9.97	1,585,215
01/01/2010 to 12/31/2010	$9.97	$11.79	2,045,616
01/01/2011 to 04/29/2011	$11.79	$13.23	0

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.22	$13.88	5,689,131
01/01/2010 to 12/31/2010	$13.88	$16.85	5,901,157
01/01/2011 to 12/31/2011	$16.85	$16.16	4,911,194
01/01/2012 to 12/31/2012	$16.16	$18.62	4,148,499
01/01/2013 to 12/31/2013	$18.62	$26.00	4,423,739
01/01/2014 to 12/31/2014	$26.00	$29.21	4,014,110
01/01/2015 to 12/31/2015	$29.21	$27.11	3,114,772

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.32	5,908,428
01/01/2013 to 12/31/2013	$10.32	$12.07	6,987,054
01/01/2014 to 12/31/2014	$12.07	$12.48	5,942,954
01/01/2015 to 12/31/2015	$12.48	$12.13	5,278,987

AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.19	$9.13	6,599,316
01/01/2010 to 12/31/2010	$9.13	$10.98	11,156,029
01/01/2011 to 12/31/2011	$10.98	$8.61	6,749,550
01/01/2012 to 12/31/2012	$8.61	$9.98	7,897,745
01/01/2013 to 12/31/2013	$9.98	$9.84	8,565,272
01/01/2014 to 12/31/2014	$9.84	$9.22	7,895,167
01/01/2015 to 12/31/2015	$9.22	$7.56	6,604,045

AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$9.17	$10.65	82,197,582
01/01/2010 to 12/31/2010	$10.65	$11.58	100,001,194
01/01/2011 to 12/31/2011	$11.58	$11.51	96,778,216
01/01/2012 to 12/31/2012	$11.51	$12.49	98,362,559
01/01/2013 to 12/31/2013	$12.49	$13.42	79,093,854
01/01/2014 to 12/31/2014	$13.42	$13.96	69,937,144
01/01/2015 to 12/31/2015	$13.96	$13.75	60,478,072

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.07	990,348
01/01/2012 to 12/31/2012	$10.07	$10.61	2,178,847
01/01/2013 to 12/31/2013	$10.61	$10.19	1,488,696
01/01/2014 to 12/31/2014	$10.19	$10.63	2,499,201
01/01/2015 to 12/31/2015	$10.63	$10.43	3,280,429

AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.80	$8.30	93,813,703
01/01/2010 to 12/31/2010	$8.30	$9.71	115,827,900
01/01/2011 to 12/31/2011	$9.71	$8.96	75,603,365
01/01/2012 to 12/31/2012	$8.96	$9.95	89,282,138
01/01/2013 to 12/31/2013	$9.95	$11.45	87,210,945
01/01/2014 to 12/31/2014	$11.45	$12.30	83,056,988
01/01/2015 to 12/31/2015	$12.30	$12.02	119,678,650

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$7.10	$9.05	3,372,332
01/01/2010 to 12/31/2010	$9.05	$10.24	3,360,531
01/01/2011 to 12/31/2011	$10.24	$10.42	3,055,694
01/01/2012 to 12/31/2012	$10.42	$12.17	3,262,831
01/01/2013 to 12/31/2013	$12.17	$15.85	2,976,003
01/01/2014 to 12/31/2014	$15.85	$18.27	3,494,194
01/01/2015 to 12/31/2015	$18.27	$18.52	3,027,107

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.90	201,672
01/01/2012 to 12/31/2012	$8.90	$9.90	384,520
01/01/2013 to 12/31/2013	$9.90	$11.92	2,227,707
01/01/2014 to 12/31/2014	$11.92	$12.49	3,954,057
01/01/2015 to 12/31/2015	$12.49	$12.30	4,987,695

AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.28	$8.68	39,406,298
01/01/2010 to 12/31/2010	$8.68	$9.55	54,818,248
01/01/2011 to 12/31/2011	$9.55	$9.23	46,132,040
01/01/2012 to 12/31/2012	$9.23	$10.01	48,879,191
01/01/2013 to 12/31/2013	$10.01	$11.07	45,150,001
01/01/2014 to 12/31/2014	$11.07	$11.44	40,205,928
01/01/2015 to 12/31/2015	$11.44	$11.24	40,797,665

AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$7.43	$9.15	23,955,044
01/01/2010 to 12/31/2010	$9.15	$10.29	36,192,438
01/01/2011 to 12/31/2011	$10.29	$9.88	25,866,646
01/01/2012 to 12/31/2012	$9.88	$11.26	34,127,062
01/01/2013 to 12/31/2013	$11.26	$13.07	39,171,659
01/01/2014 to 12/31/2014	$13.07	$13.55	34,959,693
01/01/2015 to 12/31/2015	$13.55	$13.26	65,565,739

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$9.51	$11.72	33,399,889
01/01/2010 to 12/31/2010	$11.72	$12.89	55,550,099
01/01/2011 to 12/31/2011	$12.89	$12.25	42,779,977
01/01/2012 to 12/31/2012	$12.25	$13.39	45,395,568
01/01/2013 to 12/31/2013	$13.39	$15.06	41,756,708
01/01/2014 to 12/31/2014	$15.06	$15.26	36,993,426
01/01/2015 to 10/16/2015	$15.26	$14.84	0

AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$11.08	$14.46	3,702,808
01/01/2010 to 12/31/2010	$14.46	$18.85	4,200,876
01/01/2011 to 12/31/2011	$18.85	$16.11	4,029,967
01/01/2012 to 12/31/2012	$16.11	$19.02	3,987,156
01/01/2013 to 12/31/2013	$19.02	$26.34	3,589,232
01/01/2014 to 12/31/2014	$26.34	$27.19	3,049,744
01/01/2015 to 12/31/2015	$27.19	$27.10	2,435,616

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.75	$8.88	2,524,147
01/01/2010 to 12/31/2010	$8.88	$11.91	4,648,452
01/01/2011 to 12/31/2011	$11.91	$11.60	3,213,655
01/01/2012 to 12/31/2012	$11.60	$12.80	3,096,260
01/01/2013 to 12/31/2013	$12.80	$17.01	4,073,887
01/01/2014 to 12/31/2014	$17.01	$17.37	3,201,641
01/01/2015 to 12/31/2015	$17.37	$17.22	3,111,281

AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.85	$14.11	6,242,625
01/01/2010 to 12/31/2010	$14.11	$17.49	6,195,308
01/01/2011 to 12/31/2011	$17.49	$16.17	5,166,090
01/01/2012 to 12/31/2012	$16.17	$18.79	3,913,693
01/01/2013 to 12/31/2013	$18.79	$25.39	3,418,708
01/01/2014 to 12/31/2014	$25.39	$26.29	2,808,610
01/01/2015 to 12/31/2015	$26.29	$24.74	2,217,703

AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.59	$12.85	40,732,836
01/01/2010 to 12/31/2010	$12.85	$14.09	53,827,291
01/01/2011 to 12/31/2011	$14.09	$14.13	46,623,273
01/01/2012 to 12/31/2012	$14.13	$15.78	53,661,984
01/01/2013 to 12/31/2013	$15.78	$18.13	56,537,325
01/01/2014 to 12/31/2014	$18.13	$18.88	53,036,351
01/01/2015 to 12/31/2015	$18.88	$18.57	61,153,146

AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$7.90	$10.13	3,572,238
01/01/2010 to 12/31/2010	$10.13	$11.28	4,182,015
01/01/2011 to 12/31/2011	$11.28	$10.91	3,313,597
01/01/2012 to 12/31/2012	$10.91	$12.58	4,588,707
01/01/2013 to 12/31/2013	$12.58	$16.05	5,133,443
01/01/2014 to 12/31/2014	$16.05	$16.96	4,589,369
01/01/2015 to 10/16/2015	$16.96	$15.72	0

AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.98	$10.54	10,159,519
01/01/2010 to 12/31/2010	$10.54	$12.01	12,250,636
01/01/2011 to 12/31/2011	$12.01	$11.61	9,294,364
01/01/2012 to 12/31/2012	$11.61	$13.43	10,725,477
01/01/2013 to 12/31/2013	$13.43	$19.02	11,809,685
01/01/2014 to 12/31/2014	$19.02	$20.27	11,237,461
01/01/2015 to 12/31/2015	$20.27	$21.84	10,710,975

AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$17.84	$23.89	4,621,252
01/01/2010 to 12/31/2010	$23.89	$28.31	5,827,673
01/01/2011 to 12/31/2011	$28.31	$23.69	4,562,770
01/01/2012 to 12/31/2012	$23.69	$24.14	4,495,210
01/01/2013 to 12/31/2013	$24.14	$27.39	3,688,022
01/01/2014 to 12/31/2014	$27.39	$24.69	3,347,866
01/01/2015 to 12/31/2015	$24.69	$19.60	2,736,765

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$13.56	$15.07	6,337,072
01/01/2010 to 12/31/2010	$15.07	$15.67	7,114,847
01/01/2011 to 12/31/2011	$15.67	$16.05	6,639,260
01/01/2012 to 12/31/2012	$16.05	$16.61	5,533,305
01/01/2013 to 12/31/2013	$16.61	$15.72	4,600,108
01/01/2014 to 12/31/2014	$15.72	$15.55	3,672,856
01/01/2015 to 12/31/2015	$15.55	$14.59	2,897,161

AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.90	$8.78	9,942,981
01/01/2010 to 12/31/2010	$8.78	$9.90	10,821,793
01/01/2011 to 12/31/2011	$9.90	$9.40	9,943,871
01/01/2012 to 12/31/2012	$9.40	$10.26	11,856,015
01/01/2013 to 12/31/2013	$10.26	$12.16	18,749,421
01/01/2014 to 12/31/2014	$12.16	$12.62	17,319,518
01/01/2015 to 12/31/2015	$12.62	$12.33	14,012,636

AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.46	$10.21	12,750,275
01/01/2010 to 12/31/2010	$10.21	$10.83	17,651,916
01/01/2011 to 12/31/2011	$10.83	$11.29	18,170,336
01/01/2012 to 12/31/2012	$11.29	$11.98	18,416,796
01/01/2013 to 12/31/2013	$11.98	$11.60	17,928,589
01/01/2014 to 12/31/2014	$11.60	$12.23	19,702,934
01/01/2015 to 12/31/2015	$12.23	$12.18	18,938,735

Evergreen VA Growth Fund
05/01/2009 to 12/31/2009	$8.61	$10.86	554,304
01/01/2010 to 07/16/2010	$10.86	$10.63	0

Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$11.02	$14.01	668,798
01/01/2010 to 07/16/2010	$14.01	$13.31	0

Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$10.31	$13.42	749,780
01/01/2010 to 07/16/2010	$13.42	$12.54	0

First Trust Target Focus Four Portfolio
05/01/2009 to 12/31/2009	$5.60	$7.38	331,489
01/01/2010 to 12/31/2010	$7.38	$8.64	309,321
01/01/2011 to 12/31/2011	$8.64	$7.57	380,808
01/01/2012 to 12/31/2012	$7.57	$8.48	218,904
01/01/2013 to 12/31/2013	$8.48	$10.93	125,986
01/01/2014 to 04/25/2014	$10.93	$11.26	0

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$6.65	$8.50	51,503,013
01/01/2010 to 12/31/2010	$8.50	$9.21	75,249,224
01/01/2011 to 12/31/2011	$9.21	$8.91	53,326,792
01/01/2012 to 09/21/2012	$8.91	$9.98	0

Global Dividend Target 15 Portfolio
05/01/2009 to 12/31/2009	$10.53	$15.21	835,629
01/01/2010 to 12/31/2010	$15.21	$16.42	651,544
01/01/2011 to 12/31/2011	$16.42	$14.94	542,156
01/01/2012 to 12/31/2012	$14.94	$18.42	521,128
01/01/2013 to 12/31/2013	$18.42	$20.71	381,588
01/01/2014 to 04/25/2014	$20.71	$20.27	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.17	387,650
01/01/2012 to 04/27/2012	$8.17	$9.26	0

Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.12	385,638
01/01/2012 to 12/31/2012	$9.12	$10.65	500,266
01/01/2013 to 12/31/2013	$10.65	$13.73	615,161
01/01/2014 to 12/31/2014	$13.73	$15.23	471,181
01/01/2015 to 12/31/2015	$15.23	$15.29	401,693

Invesco V.I. Dynamics Fund - Series I
05/01/2009 to 12/31/2009	$8.01	$10.52	430,777
01/01/2010 to 12/31/2010	$10.52	$12.81	390,143
01/01/2011 to 04/29/2011	$12.81	$14.27	0

Invesco V.I. Financial Services Fund - Series I
05/01/2009 to 12/31/2009	$3.88	$5.44	779,148
01/01/2010 to 12/31/2010	$5.44	$5.91	872,026
01/01/2011 to 04/29/2011	$5.91	$6.23	0

Invesco V.I. Global Health Care Fund - Series I
05/01/2009 to 12/31/2009	$8.83	$11.35	1,181,689
01/01/2010 to 12/31/2010	$11.35	$11.76	545,135
01/01/2011 to 12/31/2011	$11.76	$12.02	524,638
01/01/2012 to 12/31/2012	$12.02	$14.29	462,518
01/01/2013 to 12/31/2013	$14.29	$19.76	464,049
01/01/2014 to 12/31/2014	$19.76	$23.25	483,876
01/01/2015 to 12/31/2015	$23.25	$23.59	397,984

Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.77	229,829
01/01/2013 to 12/31/2013	$9.77	$13.16	522,396
01/01/2014 to 12/31/2014	$13.16	$13.98	170,256
01/01/2015 to 12/31/2015	$13.98	$13.92	202,132

Invesco V.I. Technology Fund - Series I
05/01/2009 to 12/31/2009	$5.95	$7.91	970,438
01/01/2010 to 12/31/2010	$7.91	$9.44	1,132,899
01/01/2011 to 12/31/2011	$9.44	$8.81	530,679
01/01/2012 to 12/31/2012	$8.81	$9.64	353,005
01/01/2013 to 12/31/2013	$9.64	$11.87	292,049
01/01/2014 to 12/31/2014	$11.87	$12.96	263,606
01/01/2015 to 12/31/2015	$12.96	$13.62	242,522

NASDAQ Target 15 Portfolio
05/01/2009 to 12/31/2009	$6.61	$7.71	140,231
01/01/2010 to 12/31/2010	$7.71	$9.89	511,072
01/01/2011 to 12/31/2011	$9.89	$9.85	211,183
01/01/2012 to 12/31/2012	$9.85	$10.95	144,674
01/01/2013 to 12/31/2013	$10.95	$16.02	172,418
01/01/2014 to 04/25/2014	$16.02	$15.97	0

NVIT Developing Markets Fund
05/01/2009 to 12/31/2009	$17.80	$25.59	2,133,897
01/01/2010 to 12/31/2010	$25.59	$29.23	1,632,797
01/01/2011 to 12/31/2011	$29.23	$22.31	1,023,231
01/01/2012 to 12/31/2012	$22.31	$25.62	797,727
01/01/2013 to 12/31/2013	$25.62	$25.21	589,332
01/01/2014 to 12/31/2014	$25.21	$23.34	449,200
01/01/2015 to 12/31/2015	$23.34	$19.21	418,094

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Asia 30
05/01/2009 to 12/31/2009	$15.32	$21.10	1,821,822
01/01/2010 to 12/31/2010	$21.10	$23.64	1,172,241
01/01/2011 to 12/31/2011	$23.64	$16.97	568,287
01/01/2012 to 12/31/2012	$16.97	$19.28	518,241
01/01/2013 to 12/31/2013	$19.28	$21.80	354,325
01/01/2014 to 12/31/2014	$21.80	$21.10	204,908
01/01/2015 to 12/31/2015	$21.10	$18.81	180,718

ProFund VP Banks
05/01/2009 to 12/31/2009	$3.66	$4.70	746,620
01/01/2010 to 12/31/2010	$4.70	$5.00	821,032
01/01/2011 to 12/31/2011	$5.00	$3.60	310,912
01/01/2012 to 12/31/2012	$3.60	$4.73	683,662
01/01/2013 to 12/31/2013	$4.73	$6.21	377,961
01/01/2014 to 12/31/2014	$6.21	$6.74	257,672
01/01/2015 to 12/31/2015	$6.74	$6.60	282,280

ProFund VP Basic Materials
05/01/2009 to 12/31/2009	$9.43	$13.32	1,841,267
01/01/2010 to 12/31/2010	$13.32	$16.99	1,479,120
01/01/2011 to 12/31/2011	$16.99	$14.01	513,298
01/01/2012 to 12/31/2012	$14.01	$14.94	344,526
01/01/2013 to 12/31/2013	$14.94	$17.41	287,699
01/01/2014 to 12/31/2014	$17.41	$17.41	201,578
01/01/2015 to 12/31/2015	$17.41	$14.74	148,177

ProFund VP Bear
05/01/2009 to 12/31/2009	$8.59	$6.35	1,995,516
01/01/2010 to 12/31/2010	$6.35	$5.13	1,870,682
01/01/2011 to 12/31/2011	$5.13	$4.60	2,082,893
01/01/2012 to 12/31/2012	$4.60	$3.77	965,635
01/01/2013 to 12/31/2013	$3.77	$2.73	911,837
01/01/2014 to 12/31/2014	$2.73	$2.30	951,939
01/01/2015 to 12/31/2015	$2.30	$2.15	511,021

ProFund VP Biotechnology
05/01/2009 to 12/31/2009	$10.29	$11.56	355,182
01/01/2010 to 12/31/2010	$11.56	$11.95	254,803
01/01/2011 to 12/31/2011	$11.95	$12.52	188,759
01/01/2012 to 12/31/2012	$12.52	$17.33	338,800
01/01/2013 to 12/31/2013	$17.33	$28.71	326,187
01/01/2014 to 12/31/2014	$28.71	$36.62	259,481
01/01/2015 to 12/31/2015	$36.62	$37.21	163,042

ProFund VP Bull
05/01/2009 to 12/31/2009	$7.19	$9.08	3,113,781
01/01/2010 to 12/31/2010	$9.08	$10.06	2,476,971
01/01/2011 to 12/31/2011	$10.06	$9.89	3,165,929
01/01/2012 to 12/31/2012	$9.89	$11.08	1,499,016
01/01/2013 to 12/31/2013	$11.08	$14.14	1,204,038
01/01/2014 to 12/31/2014	$14.14	$15.50	1,173,460
01/01/2015 to 12/31/2015	$15.50	$15.17	592,041

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$8.16	$10.26	812,567
01/01/2010 to 12/31/2010	$10.26	$11.84	702,138
01/01/2011 to 12/31/2011	$11.84	$12.45	765,549
01/01/2012 to 12/31/2012	$12.45	$13.58	450,591
01/01/2013 to 12/31/2013	$13.58	$17.15	573,128
01/01/2014 to 12/31/2014	$17.15	$18.59	574,747
01/01/2015 to 12/31/2015	$18.59	$19.05	433,302

ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$6.24	$7.74	295,250
01/01/2010 to 12/31/2010	$7.74	$9.24	1,046,739
01/01/2011 to 12/31/2011	$9.24	$9.58	481,308
01/01/2012 to 12/31/2012	$9.58	$11.51	539,898
01/01/2013 to 12/31/2013	$11.51	$15.83	745,470
01/01/2014 to 12/31/2014	$15.83	$17.51	425,388
01/01/2015 to 12/31/2015	$17.51	$18.03	482,805

ProFund VP Europe 30
05/01/2009 to 12/31/2009	$8.96	$12.07	1,184,717
01/01/2010 to 12/31/2010	$12.07	$12.19	852,300
01/01/2011 to 12/31/2011	$12.19	$10.92	333,570
01/01/2012 to 12/31/2012	$10.92	$12.52	461,143
01/01/2013 to 12/31/2013	$12.52	$14.98	561,564
01/01/2014 to 12/31/2014	$14.98	$13.46	318,682
01/01/2015 to 12/31/2015	$13.46	$11.80	323,881

ProFund VP Financials
05/01/2009 to 12/31/2009	$4.79	$6.30	1,432,294
01/01/2010 to 12/31/2010	$6.30	$6.87	1,397,974
01/01/2011 to 12/31/2011	$6.87	$5.82	1,034,776
01/01/2012 to 12/31/2012	$5.82	$7.14	1,345,907
01/01/2013 to 12/31/2013	$7.14	$9.27	1,595,424
01/01/2014 to 12/31/2014	$9.27	$10.30	1,201,102
01/01/2015 to 12/31/2015	$10.30	$9.98	975,396

ProFund VP Health Care
05/01/2009 to 12/31/2009	$7.11	$9.14	1,148,607
01/01/2010 to 12/31/2010	$9.14	$9.25	875,030
01/01/2011 to 12/31/2011	$9.25	$10.01	924,616
01/01/2012 to 12/31/2012	$10.01	$11.56	1,121,561
01/01/2013 to 12/31/2013	$11.56	$15.89	1,361,062
01/01/2014 to 12/31/2014	$15.89	$19.34	1,316,203
01/01/2015 to 12/31/2015	$19.34	$19.97	1,214,167

ProFund VP Industrials
05/01/2009 to 12/31/2009	$7.64	$9.68	634,240
01/01/2010 to 12/31/2010	$9.68	$11.78	641,229
01/01/2011 to 12/31/2011	$11.78	$11.38	404,533
01/01/2012 to 12/31/2012	$11.38	$12.96	379,889
01/01/2013 to 12/31/2013	$12.96	$17.62	514,535
01/01/2014 to 12/31/2014	$17.62	$18.29	381,463
01/01/2015 to 12/31/2015	$18.29	$17.37	230,450

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Internet
05/01/2009 to 12/31/2009	$14.19	$19.31	507,210
01/01/2010 to 12/31/2010	$19.31	$25.70	455,035
01/01/2011 to 12/31/2011	$25.70	$23.53	92,624
01/01/2012 to 12/31/2012	$23.53	$27.71	98,828
01/01/2013 to 12/31/2013	$27.71	$41.35	134,453
01/01/2014 to 12/31/2014	$41.35	$41.12	46,264
01/01/2015 to 12/31/2015	$41.12	$48.68	88,272

ProFund VP Japan
05/01/2009 to 12/31/2009	$7.27	$8.11	519,793
01/01/2010 to 12/31/2010	$8.11	$7.45	414,005
01/01/2011 to 12/31/2011	$7.45	$5.97	292,468
01/01/2012 to 12/31/2012	$5.97	$7.22	445,817
01/01/2013 to 12/31/2013	$7.22	$10.53	616,969
01/01/2014 to 12/31/2014	$10.53	$10.69	321,351
01/01/2015 to 12/31/2015	$10.69	$11.12	271,326

ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$7.47	$9.40	1,530,601
01/01/2010 to 12/31/2010	$9.40	$10.47	1,282,022
01/01/2011 to 12/31/2011	$10.47	$10.62	1,146,789
01/01/2012 to 12/31/2012	$10.62	$11.77	796,871
01/01/2013 to 12/31/2013	$11.77	$15.12	730,784
01/01/2014 to 12/31/2014	$15.12	$16.80	876,271
01/01/2015 to 12/31/2015	$16.80	$17.14	474,182

ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$6.55	$8.31	1,108,254
01/01/2010 to 12/31/2010	$8.31	$9.22	1,501,797
01/01/2011 to 12/31/2011	$9.22	$8.96	1,122,050
01/01/2012 to 12/31/2012	$8.96	$10.17	776,810
01/01/2013 to 12/31/2013	$10.17	$12.99	482,427
01/01/2014 to 12/31/2014	$12.99	$14.11	780,687
01/01/2015 to 12/31/2015	$14.11	$13.22	518,567

ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$8.38	$10.65	1,903,627
01/01/2010 to 12/31/2010	$10.65	$13.45	2,021,397
01/01/2011 to 12/31/2011	$13.45	$12.85	1,040,542
01/01/2012 to 12/31/2012	$12.85	$14.58	684,764
01/01/2013 to 12/31/2013	$14.58	$18.71	592,623
01/01/2014 to 12/31/2014	$18.71	$19.49	371,987
01/01/2015 to 12/31/2015	$19.49	$19.22	357,650

ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$8.56	$11.05	1,398,727
01/01/2010 to 12/31/2010	$11.05	$13.09	908,539
01/01/2011 to 12/31/2011	$13.09	$12.37	727,867
01/01/2012 to 12/31/2012	$12.37	$14.18	552,448
01/01/2013 to 12/31/2013	$14.18	$18.43	479,583
01/01/2014 to 12/31/2014	$18.43	$19.97	288,875
01/01/2015 to 12/31/2015	$19.97	$18.02	236,249

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP NASDAQ-100
05/01/2009 to 12/31/2009	$7.60	$9.94	1,813,909
01/01/2010 to 12/31/2010	$9.94	$11.56	1,576,633
01/01/2011 to 12/31/2011	$11.56	$11.54	909,044
01/01/2012 to 12/31/2012	$11.54	$13.19	644,940
01/01/2013 to 12/31/2013	$13.19	$17.42	507,723
01/01/2014 to 12/31/2014	$17.42	$20.04	490,538
01/01/2015 to 12/31/2015	$20.04	$21.18	411,272

ProFund VP Oil & Gas
05/01/2009 to 12/31/2009	$16.13	$18.75	1,326,030
01/01/2010 to 12/31/2010	$18.75	$21.71	1,296,969
01/01/2011 to 12/31/2011	$21.71	$21.83	829,408
01/01/2012 to 12/31/2012	$21.83	$22.09	551,530
01/01/2013 to 12/31/2013	$22.09	$26.96	414,618
01/01/2014 to 12/31/2014	$26.96	$23.63	346,412
01/01/2015 to 12/31/2015	$23.63	$17.81	258,376

ProFund VP Pharmaceuticals
05/01/2009 to 12/31/2009	$5.79	$7.58	521,245
01/01/2010 to 12/31/2010	$7.58	$7.49	268,122
01/01/2011 to 12/31/2011	$7.49	$8.56	862,925
01/01/2012 to 12/31/2012	$8.56	$9.42	302,309
01/01/2013 to 12/31/2013	$9.42	$12.19	276,233
01/01/2014 to 12/31/2014	$12.19	$14.31	297,503
01/01/2015 to 12/31/2015	$14.31	$14.70	159,802

ProFund VP Precious Metals
05/01/2009 to 12/31/2009	$12.30	$16.86	2,850,817
01/01/2010 to 12/31/2010	$16.86	$22.04	2,921,018
01/01/2011 to 12/31/2011	$22.04	$17.51	2,103,701
01/01/2012 to 12/31/2012	$17.51	$14.71	1,572,080
01/01/2013 to 12/31/2013	$14.71	$8.98	1,162,887
01/01/2014 to 12/31/2014	$8.98	$6.72	630,558
01/01/2015 to 12/31/2015	$6.72	$4.44	535,237

ProFund VP Real Estate
05/01/2009 to 12/31/2009	$8.68	$12.69	557,087
01/01/2010 to 12/31/2010	$12.69	$15.57	509,622
01/01/2011 to 12/31/2011	$15.57	$16.04	345,408
01/01/2012 to 12/31/2012	$16.04	$18.48	392,557
01/01/2013 to 12/31/2013	$18.48	$18.19	325,883
01/01/2014 to 12/31/2014	$18.19	$22.37	289,291
01/01/2015 to 12/31/2015	$22.37	$22.07	179,238

ProFund VP Rising Rates Opportunity
05/01/2009 to 12/31/2009	$4.74	$4.81	3,128,225
01/01/2010 to 12/31/2010	$4.81	$3.97	4,679,376
01/01/2011 to 12/31/2011	$3.97	$2.44	2,645,539
01/01/2012 to 12/31/2012	$2.44	$2.23	1,760,429
01/01/2013 to 12/31/2013	$2.23	$2.56	3,779,215
01/01/2014 to 12/31/2014	$2.56	$1.76	3,810,891
01/01/2015 to 12/31/2015	$1.76	$1.70	2,300,690

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Semiconductor
05/01/2009 to 12/31/2009	$4.28	$5.86	794,698
01/01/2010 to 12/31/2010	$5.86	$6.47	188,040
01/01/2011 to 12/31/2011	$6.47	$6.12	125,111
01/01/2012 to 12/31/2012	$6.12	$5.77	77,903
01/01/2013 to 12/31/2013	$5.77	$7.57	62,931
01/01/2014 to 12/31/2014	$7.57	$10.02	125,840
01/01/2015 to 12/31/2015	$10.02	$9.57	75,681

ProFund VP Short Mid-Cap
05/01/2009 to 12/31/2009	$9.00	$6.44	364,588
01/01/2010 to 12/31/2010	$6.44	$4.70	280,837
01/01/2011 to 12/31/2011	$4.70	$4.24	232,550
01/01/2012 to 12/31/2012	$4.24	$3.38	139,533
01/01/2013 to 12/31/2013	$3.38	$2.40	116,769
01/01/2014 to 12/31/2014	$2.40	$2.07	171,122
01/01/2015 to 12/31/2015	$2.07	$2.00	170,404

ProFund VP Short NASDAQ-100
05/01/2009 to 12/31/2009	$5.92	$4.22	898,026
01/01/2010 to 12/31/2010	$4.22	$3.27	782,589
01/01/2011 to 12/31/2011	$3.27	$2.88	1,249,273
01/01/2012 to 12/31/2012	$2.88	$2.30	957,612
01/01/2013 to 12/31/2013	$2.30	$1.60	348,933
01/01/2014 to 12/31/2014	$1.60	$1.27	241,202
01/01/2015 to 12/31/2015	$1.27	$1.08	286,125

ProFund VP Short Small-Cap
05/01/2009 to 12/31/2009	$9.09	$6.59	463,501
01/01/2010 to 12/31/2010	$6.59	$4.61	355,244
01/01/2011 to 12/31/2011	$4.61	$4.12	702,306
01/01/2012 to 12/31/2012	$4.12	$3.28	351,352
01/01/2013 to 12/31/2013	$3.28	$2.22	176,749
01/01/2014 to 12/31/2014	$2.22	$1.98	197,127
01/01/2015 to 12/31/2015	$1.98	$1.93	165,249

ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$8.84	$11.15	1,476,283
01/01/2010 to 12/31/2010	$11.15	$13.79	1,733,790
01/01/2011 to 12/31/2011	$13.79	$13.73	1,437,215
01/01/2012 to 12/31/2012	$13.73	$15.19	495,243
01/01/2013 to 12/31/2013	$15.19	$20.98	722,604
01/01/2014 to 12/31/2014	$20.98	$21.09	341,491
01/01/2015 to 12/31/2015	$21.09	$20.98	310,904

ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$7.73	$9.65	610,084
01/01/2010 to 12/31/2010	$9.65	$11.59	743,101
01/01/2011 to 12/31/2011	$11.59	$10.94	752,713
01/01/2012 to 12/31/2012	$10.94	$12.49	481,299
01/01/2013 to 12/31/2013	$12.49	$16.91	412,071
01/01/2014 to 12/31/2014	$16.91	$17.60	237,908
01/01/2015 to 12/31/2015	$17.60	$15.88	251,343

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Technology
05/01/2009 to 12/31/2009	$6.49	$8.78	1,361,950
01/01/2010 to 12/31/2010	$8.78	$9.56	652,534
01/01/2011 to 12/31/2011	$9.56	$9.27	719,037
01/01/2012 to 12/31/2012	$9.27	$10.06	287,188
01/01/2013 to 12/31/2013	$10.06	$12.38	175,316
01/01/2014 to 12/31/2014	$12.38	$14.39	179,412
01/01/2015 to 12/31/2015	$14.39	$14.49	124,421

ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$6.62	$7.21	472,593
01/01/2010 to 12/31/2010	$7.21	$8.20	847,216
01/01/2011 to 12/31/2011	$8.20	$8.22	476,200
01/01/2012 to 12/31/2012	$8.22	$9.42	486,914
01/01/2013 to 12/31/2013	$9.42	$10.38	375,062
01/01/2014 to 12/31/2014	$10.38	$10.26	329,989
01/01/2015 to 12/31/2015	$10.26	$10.25	246,225

ProFund VP U.S. Government Plus
05/01/2009 to 12/31/2009	$13.88	$12.54	1,333,606
01/01/2010 to 12/31/2010	$12.54	$13.58	1,042,250
01/01/2011 to 12/31/2011	$13.58	$19.17	1,145,039
01/01/2012 to 12/31/2012	$19.17	$19.03	721,134
01/01/2013 to 12/31/2013	$19.03	$15.14	419,798
01/01/2014 to 12/31/2014	$15.14	$20.31	243,348
01/01/2015 to 12/31/2015	$20.31	$18.85	307,076

ProFund VP UltraBull
05/01/2009 to 12/31/2009	$4.12	$6.50	1,590,074
01/01/2010 to 12/31/2010	$6.50	$7.81	914,644
01/01/2011 to 12/31/2011	$7.81	$7.31	689,374
01/01/2012 to 12/31/2012	$7.31	$9.26	451,227
01/01/2013 to 12/31/2013	$9.26	$15.31	302,573
01/01/2014 to 12/31/2014	$15.31	$18.56	265,404
01/01/2015 to 12/31/2015	$18.56	$17.73	202,056

ProFund VP UltraMid-Cap
05/01/2009 to 12/31/2009	$5.08	$8.23	1,356,598
01/01/2010 to 12/31/2010	$8.23	$12.11	1,530,577
01/01/2011 to 12/31/2011	$12.11	$10.28	591,778
01/01/2012 to 12/31/2012	$10.28	$13.40	516,451
01/01/2013 to 12/31/2013	$13.40	$22.48	317,543
01/01/2014 to 12/31/2014	$22.48	$25.51	386,697
01/01/2015 to 12/31/2015	$25.51	$22.79	377,840

ProFund VP UltraNASDAQ-100
05/01/2009 to 12/31/2009	$3.29	$5.63	1,661,197
01/01/2010 to 12/31/2010	$5.63	$7.48	1,359,439
01/01/2011 to 12/31/2011	$7.48	$7.27	1,795,997
01/01/2012 to 12/31/2012	$7.27	$9.57	563,727
01/01/2013 to 12/31/2013	$9.57	$16.84	561,715
01/01/2014 to 12/31/2014	$16.84	$22.50	414,291
01/01/2015 to 12/31/2015	$22.50	$25.14	345,567

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP UltraSmall-Cap
05/01/2009 to 12/31/2009	$4.67	$7.39	747,146
01/01/2010 to 12/31/2010	$7.39	$10.79	930,703
01/01/2011 to 12/31/2011	$10.79	$8.61	508,081
01/01/2012 to 12/31/2012	$8.61	$10.97	395,941
01/01/2013 to 12/31/2013	$10.97	$20.13	296,920
01/01/2014 to 12/31/2014	$20.13	$20.87	228,008
01/01/2015 to 12/31/2015	$20.87	$17.86	162,041

ProFund VP Utilities
05/01/2009 to 12/31/2009	$10.21	$12.27	940,314
01/01/2010 to 12/31/2010	$12.27	$12.78	893,746
01/01/2011 to 12/31/2011	$12.78	$14.77	1,349,692
01/01/2012 to 12/31/2012	$14.77	$14.55	788,140
01/01/2013 to 12/31/2013	$14.55	$16.21	725,550
01/01/2014 to 12/31/2014	$16.21	$20.07	821,630
01/01/2015 to 12/31/2015	$20.07	$18.48	503,397

Prudential SP International Growth Portfolio
05/01/2009 to 12/31/2009	$8.39	$11.12	408,047
01/01/2010 to 12/31/2010	$11.12	$12.47	346,910
01/01/2011 to 12/31/2011	$12.47	$10.44	327,254
01/01/2012 to 12/31/2012	$10.44	$12.56	230,539
01/01/2013 to 12/31/2013	$12.56	$14.69	101,416
01/01/2014 to 12/31/2014	$14.69	$13.62	73,228
01/01/2015 to 12/31/2015	$13.62	$13.84	63,745

S&P Target 24 Portfolio
05/01/2009 to 12/31/2009	$7.52	$9.05	240,776
01/01/2010 to 12/31/2010	$9.05	$10.62	226,552
01/01/2011 to 12/31/2011	$10.62	$11.34	243,395
01/01/2012 to 12/31/2012	$11.34	$12.21	149,031
01/01/2013 to 12/31/2013	$12.21	$17.07	202,561
01/01/2014 to 04/25/2014	$17.07	$16.84	0

Target Managed VIP Portfolio
05/01/2009 to 12/31/2009	$6.89	$8.51	861,853
01/01/2010 to 12/31/2010	$8.51	$9.96	654,754
01/01/2011 to 12/31/2011	$9.96	$9.64	581,345
01/01/2012 to 12/31/2012	$9.64	$10.71	565,987
01/01/2013 to 12/31/2013	$10.71	$14.30	532,138
01/01/2014 to 04/25/2014	$14.30	$14.21	0

The DOW DART 10 Portfolio
05/01/2009 to 12/31/2009	$7.31	$9.61	136,907
01/01/2010 to 12/31/2010	$9.61	$11.04	221,649
01/01/2011 to 12/31/2011	$11.04	$11.69	189,624
01/01/2012 to 12/31/2012	$11.69	$12.73	184,517
01/01/2013 to 12/31/2013	$12.73	$16.39	166,823
01/01/2014 to 04/25/2014	$16.39	$16.13	0

The DOW Target Dividend Portfolio
05/01/2009 to 12/31/2009	$5.41	$7.40	996,116
01/01/2010 to 12/31/2010	$7.40	$8.48	902,956
01/01/2011 to 12/31/2011	$8.48	$8.84	1,077,472
01/01/2012 to 12/31/2012	$8.84	$9.18	630,897
01/01/2013 to 12/31/2013	$9.18	$11.57	561,037
01/01/2014 to 04/25/2014	$11.57	$11.97	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Value Line Target 25 Portfolio
05/01/2009 to 12/31/2009	$7.44	$8.16	663,617
01/01/2010 to 12/31/2010	$8.16	$10.47	604,695
01/01/2011 to 12/31/2011	$10.47	$7.75	467,540
01/01/2012 to 12/31/2012	$7.75	$9.25	312,129
01/01/2013 to 12/31/2013	$9.25	$11.96	253,593
01/01/2014 to 04/25/2014	$11.96	$12.77	0

Wells Fargo Advantage VT Equity Income
05/01/2009 to 12/31/2009	$8.04	$9.81	287,896
01/01/2010 to 07/16/2010	$9.81	$9.43	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$13.33	$16.11	637,587
01/01/2011 to 12/31/2011	$16.11	$13.82	523,908
01/01/2012 to 12/31/2012	$13.82	$15.45	401,945
01/01/2013 to 12/31/2013	$15.45	$18.23	283,907
01/01/2014 to 12/31/2014	$18.23	$16.98	217,416
01/01/2015 to 12/31/2015	$16.98	$17.08	210,347

Wells Fargo VT Intrinsic Value Fund - Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$9.43	$10.98	306,415
01/01/2011 to 12/31/2011	$10.98	$10.57	290,158
01/01/2012 to 12/31/2012	$10.57	$12.42	233,447
01/01/2013 to 12/31/2013	$12.42	$15.91	251,990
01/01/2014 to 12/31/2014	$15.91	$17.26	202,790
01/01/2015 to 12/31/2015	$17.26	$16.89	189,933

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.54	$15.82	385,986
01/01/2011 to 12/31/2011	$15.82	$14.72	411,256
01/01/2012 to 12/31/2012	$14.72	$17.48	413,544
01/01/2013 to 12/31/2013	$17.48	$24.11	306,342
01/01/2014 to 12/31/2014	$24.11	$24.68	201,332
01/01/2015 to 12/31/2015	$24.68	$24.67	142,859

Wells Fargo VT Small Cap Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.25	617,813
01/01/2011 to 12/31/2011	$12.25	$11.52	383,450
01/01/2012 to 12/31/2012	$11.52	$12.25	264,060
01/01/2013 to 12/31/2013	$12.25	$18.14	293,944
01/01/2014 to 12/31/2014	$18.14	$17.54	192,275
01/01/2015 to 12/31/2015	$17.54	$16.80	164,785

*	Denotes the start date of these sub-accounts

ASAP III

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with anyone of combo 5% or HDV (1.75%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2006 to 12/31/2006	$10.56	$11.36	0
01/01/2007 to 12/31/2007	$11.36	$11.74	0
01/01/2008 to 12/31/2008	$11.74	$11.00	0
01/01/2009 to 12/31/2009	$11.00	$12.64	0
01/01/2010 to 12/31/2010	$12.64	$14.45	0
01/01/2011 to 12/31/2011	$14.45	$14.59	0
01/01/2012 to 12/31/2012	$14.59	$16.36	0
01/01/2013 to 12/31/2013	$16.36	$17.68	0
01/01/2014 to 12/31/2014	$17.68	$17.78	0
01/01/2015 to 12/31/2015	$17.78	$17.49	0

AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$11.00	1,109,599
01/01/2007 to 12/31/2007	$11.00	$11.80	2,095,862
01/01/2008 to 12/31/2008	$11.80	$7.90	4,352,710
01/01/2009 to 12/31/2009	$7.90	$9.66	7,832,549
01/01/2010 to 12/31/2010	$9.66	$10.62	8,125,948
01/01/2011 to 12/31/2011	$10.62	$10.16	5,875,413
01/01/2012 to 12/31/2012	$10.16	$11.24	5,884,306
01/01/2013 to 12/31/2013	$11.24	$12.14	5,528,716
01/01/2014 to 12/31/2014	$12.14	$12.38	5,179,509
01/01/2015 to 12/31/2015	$12.38	$11.78	4,428,306

AST Advanced Strategies Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.65	203,032
01/01/2007 to 12/31/2007	$10.65	$11.46	433,303
01/01/2008 to 12/31/2008	$11.46	$7.90	2,718,573
01/01/2009 to 12/31/2009	$7.90	$9.80	5,159,418
01/01/2010 to 12/31/2010	$9.80	$10.95	5,137,092
01/01/2011 to 12/31/2011	$10.95	$10.77	3,694,717
01/01/2012 to 12/31/2012	$10.77	$12.02	4,319,358
01/01/2013 to 12/31/2013	$12.02	$13.77	4,466,220
01/01/2014 to 12/31/2014	$13.77	$14.35	4,186,938
01/01/2015 to 12/31/2015	$14.35	$14.22	4,159,391

AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$14.24	$16.35	53,852
01/01/2007 to 12/31/2007	$16.35	$16.04	75,537
01/01/2008 to 12/31/2008	$16.04	$10.28	116,472
01/01/2009 to 12/31/2009	$10.28	$11.90	295,585
01/01/2010 to 12/31/2010	$11.90	$13.31	387,586
01/01/2011 to 12/31/2011	$13.31	$13.55	332,429
01/01/2012 to 05/04/2012	$13.55	$14.71	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.89	206,700
01/01/2007 to 12/31/2007	$10.89	$11.67	363,364
01/01/2008 to 12/31/2008	$11.67	$8.18	4,544,410
01/01/2009 to 12/31/2009	$8.18	$9.90	9,195,019
01/01/2010 to 12/31/2010	$9.90	$10.93	8,699,486
01/01/2011 to 12/31/2011	$10.93	$10.61	6,901,091
01/01/2012 to 12/31/2012	$10.61	$11.72	7,178,712
01/01/2013 to 12/31/2013	$11.72	$13.55	7,213,994
01/01/2014 to 12/31/2014	$13.55	$14.18	6,928,953
01/01/2015 to 12/31/2015	$14.18	$14.00	6,370,391

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.16	186,720
01/01/2012 to 12/31/2012	$9.16	$10.07	329,722
01/01/2013 to 12/31/2013	$10.07	$10.97	394,788
01/01/2014 to 12/31/2014	$10.97	$11.30	406,475
01/01/2015 to 12/31/2015	$11.30	$10.77	361,094

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.49	74,848
01/01/2014 to 12/31/2014	$10.49	$10.68	82,957
01/01/2015 to 12/31/2015	$10.68	$10.52	131,735

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.25	$10.45	538,026
01/01/2007 to 12/31/2007	$10.45	$10.97	540,038
01/01/2008 to 12/31/2008	$10.97	$10.90	712,342
01/01/2009 to 12/31/2009	$10.90	$11.80	1,339,103
01/01/2010 to 12/31/2010	$11.80	$12.05	1,296,102
01/01/2011 to 12/31/2011	$12.05	$12.10	1,090,180
01/01/2012 to 12/31/2012	$12.10	$12.45	906,164
01/01/2013 to 12/31/2013	$12.45	$11.96	703,101
01/01/2014 to 12/31/2014	$11.96	$11.74	547,508
01/01/2015 to 12/31/2015	$11.74	$11.59	857,210

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$10.93	$11.14	413,360
01/01/2007 to 12/31/2007	$11.14	$11.85	627,158
01/01/2008 to 12/31/2008	$11.85	$11.38	1,923,586
01/01/2009 to 12/31/2009	$11.38	$13.03	6,477,063
01/01/2010 to 12/31/2010	$13.03	$13.79	5,823,131
01/01/2011 to 12/31/2011	$13.79	$13.98	4,380,484
01/01/2012 to 12/31/2012	$13.98	$15.02	4,925,654
01/01/2013 to 12/31/2013	$15.02	$14.48	3,565,817
01/01/2014 to 12/31/2014	$14.48	$14.83	3,009,945
01/01/2015 to 12/31/2015	$14.83	$14.27	2,576,957

AST Bond Portfolio 2015
06/30/2008* to 12/31/2008	$10.04	$11.70	0
01/01/2009 to 12/31/2009	$11.70	$11.46	0
01/01/2010 to 12/31/2010	$11.46	$12.31	0
01/01/2011 to 12/31/2011	$12.31	$12.87	0
01/01/2012 to 12/31/2012	$12.87	$13.03	0
01/01/2013 to 12/31/2013	$13.03	$12.76	0
01/01/2014 to 12/31/2014	$12.76	$12.52	0
01/01/2015 to 12/31/2015	$12.52	$12.26	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.38	0
01/01/2010 to 12/31/2010	$9.38	$10.19	629
01/01/2011 to 12/31/2011	$10.19	$10.98	11,571
01/01/2012 to 12/31/2012	$10.98	$11.24	6,913
01/01/2013 to 12/31/2013	$11.24	$10.97	7,437
01/01/2014 to 12/31/2014	$10.97	$10.82	8,180
01/01/2015 to 12/31/2015	$10.82	$10.61	22,773

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.77	4,783
01/01/2011 to 12/31/2011	$10.77	$11.79	7,346
01/01/2012 to 12/31/2012	$11.79	$12.17	3,692
01/01/2013 to 12/31/2013	$12.17	$11.71	0
01/01/2014 to 12/31/2014	$11.71	$11.67	22,058
01/01/2015 to 12/31/2015	$11.67	$11.49	21,508

AST Bond Portfolio 2018
06/30/2008* to 12/31/2008	$10.06	$12.53	0
01/01/2009 to 12/31/2009	$12.53	$11.57	0
01/01/2010 to 12/31/2010	$11.57	$12.64	0
01/01/2011 to 12/31/2011	$12.64	$14.10	16,280
01/01/2012 to 12/31/2012	$14.10	$14.65	12,769
01/01/2013 to 12/31/2013	$14.65	$13.94	65,213
01/01/2014 to 12/31/2014	$13.94	$14.06	48,805
01/01/2015 to 12/31/2015	$14.06	$13.92	61,391

AST Bond Portfolio 2019
06/30/2008* to 12/31/2008	$10.08	$12.60	0
01/01/2009 to 12/31/2009	$12.60	$11.43	0
01/01/2010 to 12/31/2010	$11.43	$12.50	0
01/01/2011 to 12/31/2011	$12.50	$14.25	0
01/01/2012 to 12/31/2012	$14.25	$14.82	6,636
01/01/2013 to 12/31/2013	$14.82	$13.86	14,495
01/01/2014 to 12/31/2014	$13.86	$14.19	14,774
01/01/2015 to 12/31/2015	$14.19	$14.10	14,214

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.79	0
01/01/2010 to 12/31/2010	$8.79	$9.66	3,398
01/01/2011 to 12/31/2011	$9.66	$11.27	0
01/01/2012 to 12/31/2012	$11.27	$11.77	0
01/01/2013 to 12/31/2013	$11.77	$10.81	16,844
01/01/2014 to 12/31/2014	$10.81	$11.27	10,653
01/01/2015 to 12/31/2015	$11.27	$11.25	20,182

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.01	7,539
01/01/2011 to 12/31/2011	$11.01	$13.02	17,990
01/01/2012 to 12/31/2012	$13.02	$13.66	13,667
01/01/2013 to 12/31/2013	$13.66	$12.48	0
01/01/2014 to 12/31/2014	$12.48	$13.20	18,265
01/01/2015 to 12/31/2015	$13.20	$13.20	31,983

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.03	25,532
01/01/2012 to 12/31/2012	$12.03	$12.51	28,286
01/01/2013 to 12/31/2013	$12.51	$11.09	0
01/01/2014 to 12/31/2014	$11.09	$12.03	0
01/01/2015 to 12/31/2015	$12.03	$12.06	6,251

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.40	2,207
01/01/2013 to 12/31/2013	$10.40	$9.18	88,547
01/01/2014 to 12/31/2014	$9.18	$10.16	52,160
01/01/2015 to 12/31/2015	$10.16	$10.25	37,491

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.75	7,589
01/01/2014 to 12/31/2014	$8.75	$9.86	17,205
01/01/2015 to 12/31/2015	$9.86	$9.96	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.31	0
01/01/2015 to 12/31/2015	$11.31	$11.33	46,453

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.94	7,437

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	440
01/01/2010 to 12/31/2010	$10.30	$11.51	441
01/01/2011 to 12/31/2011	$11.51	$10.64	2,656
01/01/2012 to 12/31/2012	$10.64	$11.84	4,937
01/01/2013 to 12/31/2013	$11.84	$15.29	5,513
01/01/2014 to 12/31/2014	$15.29	$16.56	5,502
01/01/2015 to 12/31/2015	$16.56	$15.50	4,206

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.18	1,236,146
01/01/2007 to 12/31/2007	$11.18	$12.05	2,184,899
01/01/2008 to 12/31/2008	$12.05	$7.70	5,254,768
01/01/2009 to 12/31/2009	$7.70	$9.48	9,649,337
01/01/2010 to 12/31/2010	$9.48	$10.56	9,541,918
01/01/2011 to 12/31/2011	$10.56	$10.13	6,564,135
01/01/2012 to 12/31/2012	$10.13	$11.31	7,253,930
01/01/2013 to 12/31/2013	$11.31	$13.64	8,307,070
01/01/2014 to 12/31/2014	$13.64	$14.34	8,547,398
01/01/2015 to 12/31/2015	$14.34	$14.16	9,055,976

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.65	31,689
01/01/2014 to 12/31/2014	$11.65	$13.01	77,924
01/01/2015 to 12/31/2015	$13.01	$12.32	59,576

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$21.33	$28.65	70,174
01/01/2007 to 12/31/2007	$28.65	$22.53	42,768
01/01/2008 to 12/31/2008	$22.53	$14.38	50,033
01/01/2009 to 12/31/2009	$14.38	$18.64	105,825
01/01/2010 to 12/31/2010	$18.64	$23.57	111,924
01/01/2011 to 12/31/2011	$23.57	$24.68	97,984
01/01/2012 to 12/31/2012	$24.68	$27.97	103,989
01/01/2013 to 12/31/2013	$27.97	$28.34	114,992
01/01/2014 to 12/31/2014	$28.34	$36.45	117,778
01/01/2015 to 12/31/2015	$36.45	$37.55	105,608

AST DeAm Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$16.95	$19.98	81,425
01/01/2007 to 12/31/2007	$19.98	$16.14	65,293
01/01/2008 to 07/18/2008	$16.14	$14.78	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.68	195,251
01/01/2014 to 12/31/2014	$9.68	$10.00	247,494
01/01/2015 to 12/31/2015	$10.00	$9.81	343,600

AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.00	1,262
01/01/2008 to 12/31/2008	$10.00	$7.15	571,212
01/01/2009 to 12/31/2009	$7.15	$8.52	1,341,861
01/01/2010 to 12/31/2010	$8.52	$9.48	1,442,865
01/01/2011 to 12/31/2011	$9.48	$9.09	1,157,723
01/01/2012 to 12/31/2012	$9.09	$10.15	1,264,287
01/01/2013 to 12/31/2013	$10.15	$11.89	1,513,789
01/01/2014 to 12/31/2014	$11.89	$12.34	1,382,395
01/01/2015 to 10/16/2015	$12.34	$12.30	0

AST FI Pyramis® Quantitative Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.57	218,137
01/01/2007 to 12/31/2007	$10.57	$11.28	456,776
01/01/2008 to 12/31/2008	$11.28	$7.26	2,521,848
01/01/2009 to 12/31/2009	$7.26	$8.83	4,794,825
01/01/2010 to 12/31/2010	$8.83	$9.92	4,948,687
01/01/2011 to 12/31/2011	$9.92	$9.60	3,579,527
01/01/2012 to 12/31/2012	$9.60	$10.44	4,166,207
01/01/2013 to 12/31/2013	$10.44	$11.77	3,954,033
01/01/2014 to 12/31/2014	$11.77	$11.93	3,548,387
01/01/2015 to 12/31/2015	$11.93	$11.83	3,314,206

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.47	573,235
01/01/2009 to 11/13/2009	$7.47	$8.35	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.74	3,803,999
01/01/2013 to 12/31/2013	$10.74	$13.14	3,745,291
01/01/2014 to 12/31/2014	$13.14	$13.32	3,343,145
01/01/2015 to 10/16/2015	$13.32	$12.75	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.81	309,658
01/01/2014 to 12/31/2014	$10.81	$10.89	443,364
01/01/2015 to 10/16/2015	$10.89	$10.39	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.11	50,776
01/01/2009 to 12/31/2009	$6.11	$8.11	118,446
01/01/2010 to 12/31/2010	$8.11	$9.58	151,468
01/01/2011 to 12/31/2011	$9.58	$8.94	88,211
01/01/2012 to 12/31/2012	$8.94	$11.13	113,541
01/01/2013 to 12/31/2013	$11.13	$11.41	120,665
01/01/2014 to 12/31/2014	$11.41	$12.78	124,541
01/01/2015 to 12/31/2015	$12.78	$12.54	95,667

AST Goldman Sachs Concentrated Growth Portfolio
01/01/2006 to 12/31/2006	$12.04	$13.02	49,123
01/01/2007 to 12/31/2007	$13.02	$14.58	57,833
01/01/2008 to 12/31/2008	$14.58	$8.55	81,276
01/01/2009 to 12/31/2009	$8.55	$12.56	180,978
01/01/2010 to 12/31/2010	$12.56	$13.61	179,004
01/01/2011 to 12/31/2011	$13.61	$12.84	88,351
01/01/2012 to 12/31/2012	$12.84	$15.11	100,006
01/01/2013 to 12/31/2013	$15.11	$19.26	107,953
01/01/2014 to 02/07/2014	$19.26	$18.94	0

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.37	$16.55	568,989
01/01/2007 to 12/31/2007	$16.55	$17.10	569,511
01/01/2008 to 12/31/2008	$17.10	$9.96	371,815
01/01/2009 to 12/31/2009	$9.96	$11.67	621,602
01/01/2010 to 12/31/2010	$11.67	$12.94	632,157
01/01/2011 to 12/31/2011	$12.94	$12.01	436,847
01/01/2012 to 12/31/2012	$12.01	$14.12	404,667
01/01/2013 to 12/31/2013	$14.12	$18.53	518,331
01/01/2014 to 12/31/2014	$18.53	$20.59	488,701
01/01/2015 to 12/31/2015	$20.59	$19.30	1,070,573

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$15.03	$15.69	120,385
01/01/2007 to 12/31/2007	$15.69	$18.40	111,444
01/01/2008 to 12/31/2008	$18.40	$10.70	86,649
01/01/2009 to 12/31/2009	$10.70	$16.52	253,562
01/01/2010 to 12/31/2010	$16.52	$19.45	254,558
01/01/2011 to 12/31/2011	$19.45	$18.54	155,235
01/01/2012 to 12/31/2012	$18.54	$21.78	158,856
01/01/2013 to 12/31/2013	$21.78	$28.29	227,835
01/01/2014 to 12/31/2014	$28.29	$31.00	190,945
01/01/2015 to 12/31/2015	$31.00	$28.73	378,605

AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.17	4,787
01/01/2008 to 12/31/2008	$10.17	$7.57	1,188,844
01/01/2009 to 12/31/2009	$7.57	$9.18	2,696,442
01/01/2010 to 12/31/2010	$9.18	$10.07	2,606,302
01/01/2011 to 12/31/2011	$10.07	$9.84	2,336,688
01/01/2012 to 12/31/2012	$9.84	$10.65	2,364,544
01/01/2013 to 12/31/2013	$10.65	$11.49	2,165,383
01/01/2014 to 12/31/2014	$11.49	$11.74	1,933,669
01/01/2015 to 12/31/2015	$11.74	$11.43	1,810,382

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009* to 12/31/2009	$12.80	$16.44	121,815
01/01/2010 to 12/31/2010	$16.44	$20.47	129,429
01/01/2011 to 12/31/2011	$20.47	$20.38	104,405
01/01/2012 to 12/31/2012	$20.38	$23.16	115,043
01/01/2013 to 12/31/2013	$23.16	$31.59	157,388
01/01/2014 to 12/31/2014	$31.59	$33.27	133,833
01/01/2015 to 12/31/2015	$33.27	$30.89	110,086

AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.48	$18.51	168,266
01/01/2007 to 12/31/2007	$18.51	$18.40	187,126
01/01/2008 to 12/31/2008	$18.40	$11.34	124,499
01/01/2009 to 12/31/2009	$11.34	$13.17	292,701
01/01/2010 to 12/31/2010	$13.17	$14.55	285,605
01/01/2011 to 12/31/2011	$14.55	$14.23	245,098
01/01/2012 to 12/31/2012	$14.23	$15.85	280,404
01/01/2013 to 12/31/2013	$15.85	$20.97	214,589
01/01/2014 to 12/31/2014	$20.97	$20.92	156,711
01/01/2015 to 12/31/2015	$20.92	$19.31	139,425

AST High Yield Portfolio
01/01/2006 to 12/31/2006	$13.30	$14.42	82,914
01/01/2007 to 12/31/2007	$14.42	$14.51	102,028
01/01/2008 to 12/31/2008	$14.51	$10.62	140,984
01/01/2009 to 12/31/2009	$10.62	$14.14	428,488
01/01/2010 to 12/31/2010	$14.14	$15.77	372,390
01/01/2011 to 12/31/2011	$15.77	$15.99	364,824
01/01/2012 to 12/31/2012	$15.99	$17.88	373,793
01/01/2013 to 12/31/2013	$17.88	$18.83	284,857
01/01/2014 to 12/31/2014	$18.83	$18.98	193,814
01/01/2015 to 12/31/2015	$18.98	$17.98	124,285

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$17.48	$20.78	373,524
01/01/2007 to 12/31/2007	$20.78	$24.30	405,608
01/01/2008 to 12/31/2008	$24.30	$11.88	279,897
01/01/2009 to 12/31/2009	$11.88	$15.80	487,491
01/01/2010 to 12/31/2010	$15.80	$17.77	425,028
01/01/2011 to 12/31/2011	$17.77	$15.20	278,398
01/01/2012 to 12/31/2012	$15.20	$17.98	225,134
01/01/2013 to 12/31/2013	$17.98	$21.03	314,013
01/01/2014 to 12/31/2014	$21.03	$19.52	326,012
01/01/2015 to 12/31/2015	$19.52	$19.78	473,313

AST International Value Portfolio
01/01/2006 to 12/31/2006	$17.12	$21.44	103,147
01/01/2007 to 12/31/2007	$21.44	$24.81	181,170
01/01/2008 to 12/31/2008	$24.81	$13.65	149,062
01/01/2009 to 12/31/2009	$13.65	$17.50	230,878
01/01/2010 to 12/31/2010	$17.50	$19.10	223,400
01/01/2011 to 12/31/2011	$19.10	$16.41	166,971
01/01/2012 to 12/31/2012	$16.41	$18.81	154,255
01/01/2013 to 12/31/2013	$18.81	$22.08	154,201
01/01/2014 to 12/31/2014	$22.08	$20.24	152,233
01/01/2015 to 12/31/2015	$20.24	$20.05	141,426

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$10.00	$10.72	12,969,535
01/01/2009 to 12/31/2009	$10.72	$11.73	3,153,640
01/01/2010 to 12/31/2010	$11.73	$12.77	1,201,858
01/01/2011 to 12/31/2011	$12.77	$14.10	12,727,050
01/01/2012 to 12/31/2012	$14.10	$15.16	6,086,607
01/01/2013 to 12/31/2013	$15.16	$14.42	3,120,079
01/01/2014 to 12/31/2014	$14.42	$15.12	2,872,842
01/01/2015 to 12/31/2015	$15.12	$15.03	6,043,619

AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.19	0
01/01/2008 to 12/31/2008	$10.19	$6.94	863,227
01/01/2009 to 12/31/2009	$6.94	$8.63	2,307,480
01/01/2010 to 12/31/2010	$8.63	$9.65	2,099,781
01/01/2011 to 12/31/2011	$9.65	$9.43	1,614,883
01/01/2012 to 12/31/2012	$9.43	$10.52	1,676,781
01/01/2013 to 12/31/2013	$10.52	$12.02	1,947,729
01/01/2014 to 12/31/2014	$12.02	$12.56	1,729,141
01/01/2015 to 12/31/2015	$12.56	$12.21	1,553,113

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$16.03	$19.34	113,134
01/01/2007 to 12/31/2007	$19.34	$20.80	141,032
01/01/2008 to 12/31/2008	$20.80	$11.98	113,373
01/01/2009 to 12/31/2009	$11.98	$15.99	221,273
01/01/2010 to 12/31/2010	$15.99	$16.84	185,707
01/01/2011 to 12/31/2011	$16.84	$15.03	114,544
01/01/2012 to 12/31/2012	$15.03	$18.00	173,844
01/01/2013 to 12/31/2013	$18.00	$20.40	175,509
01/01/2014 to 12/31/2014	$20.40	$18.77	156,627
01/01/2015 to 12/31/2015	$18.77	$17.92	171,675

AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2006 to 12/31/2006	$13.38	$14.61	48,632
01/01/2007 to 12/31/2007	$14.61	$14.64	114,901
01/01/2008 to 12/31/2008	$14.64	$11.85	3,160,598
01/01/2009 to 12/31/2009	$11.85	$14.20	5,395,477
01/01/2010 to 12/31/2010	$14.20	$14.97	4,994,247
01/01/2011 to 12/31/2011	$14.97	$14.75	3,977,587
01/01/2012 to 12/31/2012	$14.75	$16.04	3,829,637
01/01/2013 to 12/31/2013	$16.04	$17.50	3,462,249
01/01/2014 to 12/31/2014	$17.50	$18.13	3,177,278
01/01/2015 to 12/31/2015	$18.13	$17.78	2,824,592

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	791
01/01/2010 to 12/31/2010	$10.29	$11.25	753
01/01/2011 to 12/31/2011	$11.25	$11.13	4,670
01/01/2012 to 12/31/2012	$11.13	$12.60	18,242
01/01/2013 to 12/31/2013	$12.60	$16.89	9,071
01/01/2014 to 12/31/2014	$16.89	$18.17	7,488
01/01/2015 to 12/31/2015	$18.17	$19.75	6,345

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.84	$16.11	168,016
01/01/2007 to 12/31/2007	$16.11	$15.35	215,386
01/01/2008 to 12/31/2008	$15.35	$8.83	276,477
01/01/2009 to 12/31/2009	$8.83	$10.36	346,012
01/01/2010 to 12/31/2010	$10.36	$11.52	329,940
01/01/2011 to 12/31/2011	$11.52	$10.84	425,797
01/01/2012 to 12/31/2012	$10.84	$12.45	310,531
01/01/2013 to 12/31/2013	$12.45	$17.11	379,818
01/01/2014 to 12/31/2014	$17.11	$19.12	413,328
01/01/2015 to 12/31/2015	$19.12	$17.31	275,746

AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$14.69	$15.48	798,266
01/01/2007 to 12/31/2007	$15.48	$17.49	862,699
01/01/2008 to 12/31/2008	$17.49	$9.68	585,331
01/01/2009 to 12/31/2009	$9.68	$12.34	888,567
01/01/2010 to 12/31/2010	$12.34	$14.52	935,347
01/01/2011 to 12/31/2011	$14.52	$14.13	601,374
01/01/2012 to 12/31/2012	$14.13	$15.59	530,840
01/01/2013 to 12/31/2013	$15.59	$20.93	528,924
01/01/2014 to 12/31/2014	$20.93	$22.74	586,879
01/01/2015 to 12/31/2015	$22.74	$24.59	849,112

AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$12.52	$13.51	181,639
01/01/2007 to 12/31/2007	$13.51	$14.08	211,644
01/01/2008 to 12/31/2008	$14.08	$10.62	187,186
01/01/2009 to 12/31/2009	$10.62	$14.04	462,990
01/01/2010 to 12/31/2010	$14.04	$15.65	363,535
01/01/2011 to 12/31/2011	$15.65	$16.94	802,019
01/01/2012 to 12/31/2012	$16.94	$17.63	499,905
01/01/2013 to 12/31/2013	$17.63	$16.97	370,452
01/01/2014 to 12/31/2014	$16.97	$17.74	381,932
01/01/2015 to 12/31/2015	$17.74	$17.33	603,736

AST MFS Global Equity Portfolio
01/01/2006 to 12/31/2006	$15.16	$18.51	52,300
01/01/2007 to 12/31/2007	$18.51	$19.90	42,357
01/01/2008 to 12/31/2008	$19.90	$12.90	29,392
01/01/2009 to 12/31/2009	$12.90	$16.67	102,445
01/01/2010 to 12/31/2010	$16.67	$18.35	118,460
01/01/2011 to 12/31/2011	$18.35	$17.47	117,512
01/01/2012 to 12/31/2012	$17.47	$21.12	124,134
01/01/2013 to 12/31/2013	$21.12	$26.49	154,845
01/01/2014 to 12/31/2014	$26.49	$26.97	125,007
01/01/2015 to 12/31/2015	$26.97	$26.11	149,136

AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$12.99	$14.00	47,760
01/01/2007 to 12/31/2007	$14.00	$15.83	46,783
01/01/2008 to 12/31/2008	$15.83	$9.90	101,558
01/01/2009 to 12/31/2009	$9.90	$12.10	319,640
01/01/2010 to 12/31/2010	$12.10	$13.40	285,466
01/01/2011 to 12/31/2011	$13.40	$13.09	256,621
01/01/2012 to 12/31/2012	$13.09	$15.06	275,009
01/01/2013 to 12/31/2013	$15.06	$20.23	302,283
01/01/2014 to 12/31/2014	$20.23	$21.60	310,671
01/01/2015 to 12/31/2015	$21.60	$22.76	252,986

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.19	0
01/01/2013 to 12/31/2013	$10.19	$13.47	21,063
01/01/2014 to 12/31/2014	$13.47	$14.59	25,568
01/01/2015 to 12/31/2015	$14.59	$14.23	166,564

AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.73	$17.66	20,780
01/01/2007 to 12/31/2007	$17.66	$17.83	60,316
01/01/2008 to 12/31/2008	$17.83	$10.84	84,121
01/01/2009 to 12/31/2009	$10.84	$14.79	131,073
01/01/2010 to 12/31/2010	$14.79	$17.96	245,356
01/01/2011 to 12/31/2011	$17.96	$17.04	194,504
01/01/2012 to 12/31/2012	$17.04	$19.82	208,652
01/01/2013 to 12/31/2013	$19.82	$25.79	167,490
01/01/2014 to 12/31/2014	$25.79	$29.13	144,781
01/01/2015 to 12/31/2015	$29.13	$26.73	91,045

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.88	$10.15	506,428
01/01/2007 to 12/31/2007	$10.15	$10.46	811,956
01/01/2008 to 12/31/2008	$10.46	$10.54	4,924,789
01/01/2009 to 12/31/2009	$10.54	$10.38	6,589,463
01/01/2010 to 12/31/2010	$10.38	$10.20	3,952,695
01/01/2011 to 12/31/2011	$10.20	$10.02	3,134,616
01/01/2012 to 12/31/2012	$10.02	$9.85	2,455,891
01/01/2013 to 12/31/2013	$9.85	$9.67	1,802,602
01/01/2014 to 12/31/2014	$9.67	$9.50	1,296,519
01/01/2015 to 12/31/2015	$9.50	$9.34	1,151,161

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.07	109,152
01/01/2012 to 12/31/2012	$10.07	$10.37	126,809
01/01/2013 to 12/31/2013	$10.37	$9.90	157,029
01/01/2014 to 12/31/2014	$9.90	$10.23	187,975
01/01/2015 to 10/16/2015	$10.23	$10.20	0

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$15.52	$17.39	176,082
01/01/2007 to 12/31/2007	$17.39	$20.88	230,717
01/01/2008 to 12/31/2008	$20.88	$11.65	166,699
01/01/2009 to 12/31/2009	$11.65	$14.86	194,357
01/01/2010 to 12/31/2010	$14.86	$18.79	265,825
01/01/2011 to 12/31/2011	$18.79	$18.77	159,187
01/01/2012 to 12/31/2012	$18.77	$20.73	170,702
01/01/2013 to 12/31/2013	$20.73	$27.01	217,953
01/01/2014 to 12/31/2014	$27.01	$28.64	184,093
01/01/2015 to 10/16/2015	$28.64	$29.34	0

AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$14.94	$15.81	17,749
01/01/2007 to 12/31/2007	$15.81	$18.44	40,312
01/01/2008 to 12/31/2008	$18.44	$10.41	40,300
01/01/2009 to 12/31/2009	$10.41	$12.54	83,604
01/01/2010 to 12/31/2010	$12.54	$14.82	106,919
01/01/2011 to 04/29/2011	$14.82	$16.61	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$17.76	$19.33	290,142
01/01/2007 to 12/31/2007	$19.33	$19.59	243,039
01/01/2008 to 12/31/2008	$19.59	$11.11	126,789
01/01/2009 to 12/31/2009	$11.11	$15.36	175,659
01/01/2010 to 12/31/2010	$15.36	$18.62	179,576
01/01/2011 to 12/31/2011	$18.62	$17.84	124,275
01/01/2012 to 12/31/2012	$17.84	$20.53	124,963
01/01/2013 to 12/31/2013	$20.53	$28.65	168,627
01/01/2014 to 12/31/2014	$28.65	$32.16	158,533
01/01/2015 to 12/31/2015	$32.16	$29.81	177,875

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.32	463,129
01/01/2013 to 12/31/2013	$10.32	$12.05	472,377
01/01/2014 to 12/31/2014	$12.05	$12.45	452,235
01/01/2015 to 12/31/2015	$12.45	$12.08	486,795

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.57	41,994
01/01/2009 to 12/31/2009	$5.57	$9.11	411,638
01/01/2010 to 12/31/2010	$9.11	$10.95	575,179
01/01/2011 to 12/31/2011	$10.95	$8.58	282,385
01/01/2012 to 12/31/2012	$8.58	$9.94	278,402
01/01/2013 to 12/31/2013	$9.94	$9.79	308,384
01/01/2014 to 12/31/2014	$9.79	$9.16	281,538
01/01/2015 to 12/31/2015	$9.16	$7.50	208,673

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.65	135,242
01/01/2007 to 12/31/2007	$10.65	$11.37	254,722
01/01/2008 to 12/31/2008	$11.37	$9.00	5,689,527
01/01/2009 to 12/31/2009	$9.00	$10.61	8,876,053
01/01/2010 to 12/31/2010	$10.61	$11.52	8,285,111
01/01/2011 to 12/31/2011	$11.52	$11.44	9,292,075
01/01/2012 to 12/31/2012	$11.44	$12.40	7,824,702
01/01/2013 to 12/31/2013	$12.40	$13.31	6,555,353
01/01/2014 to 12/31/2014	$13.31	$13.83	5,989,981
01/01/2015 to 12/31/2015	$13.83	$13.61	5,625,965

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.07	68,332
01/01/2012 to 12/31/2012	$10.07	$10.60	127,200
01/01/2013 to 12/31/2013	$10.60	$10.17	131,237
01/01/2014 to 12/31/2014	$10.17	$10.60	254,998
01/01/2015 to 12/31/2015	$10.60	$10.38	282,766

AST Prudential Growth Allocation Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.47	338,752
01/01/2007 to 12/31/2007	$10.47	$11.46	699,843
01/01/2008 to 12/31/2008	$11.46	$6.68	3,179,075
01/01/2009 to 12/31/2009	$6.68	$8.27	8,102,750
01/01/2010 to 12/31/2010	$8.27	$9.67	8,008,178
01/01/2011 to 12/31/2011	$9.67	$8.91	5,066,553
01/01/2012 to 12/31/2012	$8.91	$9.88	5,946,493
01/01/2013 to 12/31/2013	$9.88	$11.36	5,941,905
01/01/2014 to 12/31/2014	$11.36	$12.19	5,862,480
01/01/2015 to 12/31/2015	$12.19	$11.90	8,135,066

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
01/01/2006 to 12/31/2006	$13.49	$14.93	110,098
01/01/2007 to 12/31/2007	$14.93	$14.97	103,290
01/01/2008 to 12/31/2008	$14.97	$9.01	65,761
01/01/2009 to 12/31/2009	$9.01	$10.79	83,441
01/01/2010 to 12/31/2010	$10.79	$12.19	93,648
01/01/2011 to 12/31/2011	$12.19	$12.39	80,817
01/01/2012 to 12/31/2012	$12.39	$14.47	119,164
01/01/2013 to 12/31/2013	$14.47	$18.82	96,916
01/01/2014 to 12/31/2014	$18.82	$21.68	132,779
01/01/2015 to 12/31/2015	$21.68	$21.95	128,612

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.89	34,097
01/01/2012 to 12/31/2012	$8.89	$9.89	34,416
01/01/2013 to 12/31/2013	$9.89	$11.89	807
01/01/2014 to 12/31/2014	$11.89	$12.44	1,920
01/01/2015 to 12/31/2015	$12.44	$12.24	17,419

AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.04	0
01/01/2008 to 12/31/2008	$10.04	$7.14	1,735,291
01/01/2009 to 12/31/2009	$7.14	$8.66	3,303,858
01/01/2010 to 12/31/2010	$8.66	$9.52	3,744,133
01/01/2011 to 12/31/2011	$9.52	$9.19	2,822,961
01/01/2012 to 12/31/2012	$9.19	$9.95	3,000,554
01/01/2013 to 12/31/2013	$9.95	$11.00	2,844,187
01/01/2014 to 12/31/2014	$11.00	$11.36	2,575,009
01/01/2015 to 12/31/2015	$11.36	$11.14	2,487,132

AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.50	2,734
01/01/2008 to 12/31/2008	$11.50	$7.32	953,185
01/01/2009 to 12/31/2009	$7.32	$9.13	2,123,301
01/01/2010 to 12/31/2010	$9.13	$10.25	2,188,086
01/01/2011 to 12/31/2011	$10.25	$9.83	1,532,830
01/01/2012 to 12/31/2012	$9.83	$11.20	1,973,979
01/01/2013 to 12/31/2013	$11.20	$12.99	2,031,121
01/01/2014 to 12/31/2014	$12.99	$13.46	1,887,026
01/01/2015 to 12/31/2015	$13.46	$13.15	3,067,819

AST Schroders Multi-Asset World Strategies Portfolio
01/01/2006 to 12/31/2006	$12.82	$13.81	16,904
01/01/2007 to 12/31/2007	$13.81	$14.78	74,914
01/01/2008 to 12/31/2008	$14.78	$10.13	805,504
01/01/2009 to 12/31/2009	$10.13	$12.69	1,848,676
01/01/2010 to 12/31/2010	$12.69	$13.94	2,596,866
01/01/2011 to 12/31/2011	$13.94	$13.23	1,587,756
01/01/2012 to 12/31/2012	$13.23	$14.45	1,723,539
01/01/2013 to 12/31/2013	$14.45	$16.24	1,483,807
01/01/2014 to 12/31/2014	$16.24	$16.44	1,326,168
01/01/2015 to 10/16/2015	$16.44	$15.98	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$21.35	$23.69	177,500
01/01/2007 to 12/31/2007	$23.69	$25.88	191,930
01/01/2008 to 12/31/2008	$25.88	$14.22	104,149
01/01/2009 to 12/31/2009	$14.22	$18.53	232,311
01/01/2010 to 12/31/2010	$18.53	$24.13	246,378
01/01/2011 to 12/31/2011	$24.13	$20.60	210,184
01/01/2012 to 12/31/2012	$20.60	$24.30	191,077
01/01/2013 to 12/31/2013	$24.30	$33.62	181,082
01/01/2014 to 12/31/2014	$33.62	$34.67	186,288
01/01/2015 to 12/31/2015	$34.67	$34.51	195,786

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.33	$13.64	47,796
01/01/2007 to 12/31/2007	$13.64	$14.36	54,847
01/01/2008 to 12/31/2008	$14.36	$9.17	68,880
01/01/2009 to 12/31/2009	$9.17	$12.07	124,179
01/01/2010 to 12/31/2010	$12.07	$16.17	260,929
01/01/2011 to 12/31/2011	$16.17	$15.74	118,967
01/01/2012 to 12/31/2012	$15.74	$17.34	165,254
01/01/2013 to 12/31/2013	$17.34	$23.03	236,534
01/01/2014 to 12/31/2014	$23.03	$23.49	202,822
01/01/2015 to 12/31/2015	$23.49	$23.26	176,556

AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$16.13	$19.02	223,604
01/01/2007 to 12/31/2007	$19.02	$17.64	267,468
01/01/2008 to 12/31/2008	$17.64	$12.18	207,810
01/01/2009 to 12/31/2009	$12.18	$15.20	346,090
01/01/2010 to 12/31/2010	$15.20	$18.81	370,330
01/01/2011 to 12/31/2011	$18.81	$17.38	308,621
01/01/2012 to 12/31/2012	$17.38	$20.17	230,213
01/01/2013 to 12/31/2013	$20.17	$27.23	221,981
01/01/2014 to 12/31/2014	$27.23	$28.17	202,133
01/01/2015 to 12/31/2015	$28.17	$26.48	259,454

AST T. Rowe Price Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$13.64	$15.08	79,479
01/01/2007 to 12/31/2007	$15.08	$15.75	362,422
01/01/2008 to 12/31/2008	$15.75	$11.46	1,854,274
01/01/2009 to 12/31/2009	$11.46	$13.97	3,003,586
01/01/2010 to 12/31/2010	$13.97	$15.31	3,463,609
01/01/2011 to 12/31/2011	$15.31	$15.34	2,695,482
01/01/2012 to 12/31/2012	$15.34	$17.11	3,129,497
01/01/2013 to 12/31/2013	$17.11	$19.64	3,355,844
01/01/2014 to 12/31/2014	$19.64	$20.43	3,188,704
01/01/2015 to 12/31/2015	$20.43	$20.08	3,663,572

AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$14.75	$17.58	156,441
01/01/2007 to 12/31/2007	$17.58	$16.66	180,532
01/01/2008 to 12/31/2008	$16.66	$9.51	162,150
01/01/2009 to 12/31/2009	$9.51	$11.57	232,439
01/01/2010 to 12/31/2010	$11.57	$12.87	263,882
01/01/2011 to 12/31/2011	$12.87	$12.44	209,831
01/01/2012 to 12/31/2012	$12.44	$14.33	234,409
01/01/2013 to 12/31/2013	$14.33	$18.26	259,454
01/01/2014 to 12/31/2014	$18.26	$19.28	269,680
01/01/2015 to 10/16/2015	$19.28	$17.86	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$13.49	$14.01	116,955
01/01/2007 to 12/31/2007	$14.01	$14.89	215,380
01/01/2008 to 12/31/2008	$14.89	$8.70	366,989
01/01/2009 to 12/31/2009	$8.70	$13.11	634,431
01/01/2010 to 12/31/2010	$13.11	$14.91	621,392
01/01/2011 to 12/31/2011	$14.91	$14.40	510,390
01/01/2012 to 12/31/2012	$14.40	$16.64	618,330
01/01/2013 to 12/31/2013	$16.64	$23.54	659,574
01/01/2014 to 12/31/2014	$23.54	$25.06	663,743
01/01/2015 to 12/31/2015	$25.06	$26.98	604,358

AST T. Rowe Price Natural Resources Portfolio
01/01/2006 to 12/31/2006	$22.79	$25.95	109,447
01/01/2007 to 12/31/2007	$25.95	$35.82	131,729
01/01/2008 to 12/31/2008	$35.82	$17.60	116,495
01/01/2009 to 12/31/2009	$17.60	$25.83	303,259
01/01/2010 to 12/31/2010	$25.83	$30.57	357,381
01/01/2011 to 12/31/2011	$30.57	$25.55	250,885
01/01/2012 to 12/31/2012	$25.55	$26.01	225,332
01/01/2013 to 12/31/2013	$26.01	$29.49	171,665
01/01/2014 to 12/31/2014	$29.49	$26.55	181,973
01/01/2015 to 12/31/2015	$26.55	$21.06	146,095

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$11.46	$11.96	177,938
01/01/2007 to 12/31/2007	$11.96	$12.89	186,574
01/01/2008 to 12/31/2008	$12.89	$12.35	196,898
01/01/2009 to 12/31/2009	$12.35	$13.61	510,891
01/01/2010 to 12/31/2010	$13.61	$14.14	404,389
01/01/2011 to 12/31/2011	$14.14	$14.46	331,623
01/01/2012 to 12/31/2012	$14.46	$14.95	336,636
01/01/2013 to 12/31/2013	$14.95	$14.14	282,751
01/01/2014 to 12/31/2014	$14.14	$13.97	264,758
01/01/2015 to 12/31/2015	$13.97	$13.09	365,212

AST Wellington Management Hedged Equity Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.36	201,258
01/01/2007 to 12/31/2007	$11.36	$12.23	226,300
01/01/2008 to 12/31/2008	$12.23	$6.93	308,687
01/01/2009 to 12/31/2009	$6.93	$8.74	627,433
01/01/2010 to 12/31/2010	$8.74	$9.85	494,408
01/01/2011 to 12/31/2011	$9.85	$9.34	549,724
01/01/2012 to 12/31/2012	$9.34	$10.19	573,378
01/01/2013 to 12/31/2013	$10.19	$12.06	1,015,167
01/01/2014 to 12/31/2014	$12.06	$12.50	870,202
01/01/2015 to 12/31/2015	$12.50	$12.21	795,843

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	50,212
01/01/2008 to 12/31/2008	$9.98	$9.29	827,581
01/01/2009 to 12/31/2009	$9.29	$10.19	1,709,734
01/01/2010 to 12/31/2010	$10.19	$10.79	1,705,804
01/01/2011 to 12/31/2011	$10.79	$11.24	1,440,916
01/01/2012 to 12/31/2012	$11.24	$11.92	1,487,081
01/01/2013 to 12/31/2013	$11.92	$11.53	1,542,429
01/01/2014 to 12/31/2014	$11.53	$12.15	1,616,819
01/01/2015 to 12/31/2015	$12.15	$12.08	1,462,502

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Evergreen VA Growth Fund
01/01/2006 to 12/31/2006	$11.43	$12.47	49,409
01/01/2007 to 12/31/2007	$12.47	$13.60	54,450
01/01/2008 to 12/31/2008	$13.60	$7.87	45,694
01/01/2009 to 12/31/2009	$7.87	$10.81	46,512
01/01/2010 to 07/16/2010	$10.81	$10.58	0

Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$13.95	$16.88	35,398
01/01/2007 to 12/31/2007	$16.88	$19.07	42,612
01/01/2008 to 12/31/2008	$19.07	$10.96	34,306
01/01/2009 to 12/31/2009	$10.96	$12.49	38,920
01/01/2010 to 07/16/2010	$12.49	$11.86	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$14.22	$14.81	3,508
01/01/2007 to 12/31/2007	$14.81	$16.29	6,353
01/01/2008 to 12/31/2008	$16.29	$11.65	5,197
01/01/2009 to 12/31/2009	$11.65	$16.48	23,777
01/01/2010 to 07/16/2010	$16.48	$15.39	0

First Trust Target Focus Four Portfolio
01/28/2008* to 12/31/2008	$10.21	$6.11	13,357
01/01/2009 to 12/31/2009	$6.11	$7.73	25,448
01/01/2010 to 12/31/2010	$7.73	$9.04	16,066
01/01/2011 to 12/31/2011	$9.04	$7.91	12,763
01/01/2012 to 12/31/2012	$7.91	$8.85	19,944
01/01/2013 to 12/31/2013	$8.85	$11.40	17,886
01/01/2014 to 04/25/2014	$11.40	$11.74	0

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.64	2,458,339
01/01/2009 to 12/31/2009	$6.64	$8.48	5,009,139
01/01/2010 to 12/31/2010	$8.48	$9.19	4,904,811
01/01/2011 to 12/31/2011	$9.19	$8.88	3,519,423
01/01/2012 to 09/21/2012	$8.88	$9.94	0

Global Dividend Target 15 Portfolio
01/01/2006 to 12/31/2006	$17.19	$23.38	33,710
01/01/2007 to 12/31/2007	$23.38	$26.03	83,658
01/01/2008 to 12/31/2008	$26.03	$14.63	54,496
01/01/2009 to 12/31/2009	$14.63	$20.28	45,909
01/01/2010 to 12/31/2010	$20.28	$21.86	41,451
01/01/2011 to 12/31/2011	$21.86	$19.87	38,477
01/01/2012 to 12/31/2012	$19.87	$24.48	27,454
01/01/2013 to 12/31/2013	$24.48	$27.50	23,137
01/01/2014 to 04/25/2014	$27.50	$26.90	0

Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.16	11,147
01/01/2012 to 04/27/2012	$8.16	$9.25	0

Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.12	22,541
01/01/2012 to 12/31/2012	$9.12	$10.63	19,661
01/01/2013 to 12/31/2013	$10.63	$13.69	19,004
01/01/2014 to 12/31/2014	$13.69	$15.17	15,796
01/01/2015 to 12/31/2015	$15.17	$15.22	13,055

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Dynamics Fund - Series I
01/01/2006 to 12/31/2006	$15.92	$18.16	9,691
01/01/2007 to 12/31/2007	$18.16	$20.02	6,257
01/01/2008 to 12/31/2008	$20.02	$10.21	11,493
01/01/2009 to 12/31/2009	$10.21	$14.29	10,055
01/01/2010 to 12/31/2010	$14.29	$17.39	8,468
01/01/2011 to 04/29/2011	$17.39	$19.36	0

Invesco V.I. Financial Services Fund - Series I
01/01/2006 to 12/31/2006	$14.04	$16.06	16,548
01/01/2007 to 12/31/2007	$16.06	$12.27	13,057
01/01/2008 to 12/31/2008	$12.27	$4.89	27,302
01/01/2009 to 12/31/2009	$4.89	$6.12	46,084
01/01/2010 to 12/31/2010	$6.12	$6.63	34,698
01/01/2011 to 04/29/2011	$6.63	$7.00	0

Invesco V.I. Global Health Care Fund - Series I
01/01/2006 to 12/31/2006	$13.42	$13.87	14,027
01/01/2007 to 12/31/2007	$13.87	$15.24	16,121
01/01/2008 to 12/31/2008	$15.24	$10.69	20,679
01/01/2009 to 12/31/2009	$10.69	$13.41	22,802
01/01/2010 to 12/31/2010	$13.41	$13.87	21,332
01/01/2011 to 12/31/2011	$13.87	$14.17	20,251
01/01/2012 to 12/31/2012	$14.17	$16.83	13,718
01/01/2013 to 12/31/2013	$16.83	$23.24	21,230
01/01/2014 to 12/31/2014	$23.24	$27.32	22,948
01/01/2015 to 12/31/2015	$27.32	$27.69	9,230

Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.76	4,386
01/01/2013 to 12/31/2013	$9.76	$13.14	2,175
01/01/2014 to 12/31/2014	$13.14	$13.95	11,038
01/01/2015 to 12/31/2015	$13.95	$13.87	12,670

Invesco V.I. Technology Fund - Series I
06/30/2008* to 12/31/2008	$9.92	$6.22	9,377
01/01/2009 to 12/31/2009	$6.22	$9.61	13,037
01/01/2010 to 12/31/2010	$9.61	$11.46	11,371
01/01/2011 to 12/31/2011	$11.46	$10.69	5,242
01/01/2012 to 12/31/2012	$10.69	$11.68	4,697
01/01/2013 to 12/31/2013	$11.68	$14.37	5,557
01/01/2014 to 12/31/2014	$14.37	$15.67	8,562
01/01/2015 to 12/31/2015	$15.67	$16.45	8,708

NASDAQ Target 15 Portfolio
06/30/2008* to 12/31/2008	$9.89	$5.97	5,319
01/01/2009 to 12/31/2009	$5.97	$6.85	1,708
01/01/2010 to 12/31/2010	$6.85	$8.78	2,439
01/01/2011 to 12/31/2011	$8.78	$8.74	2,622
01/01/2012 to 12/31/2012	$8.74	$9.70	2,070
01/01/2013 to 12/31/2013	$9.70	$14.18	13,686
01/01/2014 to 04/25/2014	$14.18	$14.13	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
NVIT Developing Markets Fund
01/01/2006 to 12/31/2006	$23.71	$31.35	82,911
01/01/2007 to 12/31/2007	$31.35	$44.19	82,928
01/01/2008 to 12/31/2008	$44.19	$18.30	47,859
01/01/2009 to 12/31/2009	$18.30	$29.16	74,449
01/01/2010 to 12/31/2010	$29.16	$33.28	57,941
01/01/2011 to 12/31/2011	$33.28	$25.37	40,811
01/01/2012 to 12/31/2012	$25.37	$29.11	24,448
01/01/2013 to 12/31/2013	$29.11	$28.61	14,418
01/01/2014 to 12/31/2014	$28.61	$26.46	11,003
01/01/2015 to 12/31/2015	$26.46	$21.76	6,514

ProFund VP Asia 30
01/01/2006 to 12/31/2006	$18.34	$25.11	32,536
01/01/2007 to 12/31/2007	$25.11	$36.44	40,496
01/01/2008 to 12/31/2008	$36.44	$17.61	26,068
01/01/2009 to 12/31/2009	$17.61	$26.67	25,211
01/01/2010 to 12/31/2010	$26.67	$29.85	22,663
01/01/2011 to 12/31/2011	$29.85	$21.41	21,123
01/01/2012 to 12/31/2012	$21.41	$24.29	4,204
01/01/2013 to 12/31/2013	$24.29	$27.44	2,273
01/01/2014 to 12/31/2014	$27.44	$26.54	701
01/01/2015 to 12/31/2015	$26.54	$23.63	456

ProFund VP Banks
01/01/2006 to 12/31/2006	$13.88	$15.74	9,664
01/01/2007 to 12/31/2007	$15.74	$11.25	9,903
01/01/2008 to 12/31/2008	$11.25	$5.86	9,087
01/01/2009 to 12/31/2009	$5.86	$5.52	7,785
01/01/2010 to 12/31/2010	$5.52	$5.87	7,079
01/01/2011 to 12/31/2011	$5.87	$4.23	6,309
01/01/2012 to 12/31/2012	$4.23	$5.54	6,360
01/01/2013 to 12/31/2013	$5.54	$7.26	1,827
01/01/2014 to 12/31/2014	$7.26	$7.88	326
01/01/2015 to 12/31/2015	$7.88	$7.71	0

ProFund VP Basic Materials
01/01/2006 to 12/31/2006	$14.57	$16.53	26,524
01/01/2007 to 12/31/2007	$16.53	$21.23	37,846
01/01/2008 to 12/31/2008	$21.23	$10.13	18,904
01/01/2009 to 12/31/2009	$10.13	$16.17	23,669
01/01/2010 to 12/31/2010	$16.17	$20.60	21,160
01/01/2011 to 12/31/2011	$20.60	$16.97	18,100
01/01/2012 to 12/31/2012	$16.97	$18.09	6,411
01/01/2013 to 12/31/2013	$18.09	$21.05	2,448
01/01/2014 to 12/31/2014	$21.05	$21.03	1,682
01/01/2015 to 12/31/2015	$21.03	$17.78	224

ProFund VP Bear
01/01/2006 to 12/31/2006	$6.41	$5.83	25,153
01/01/2007 to 12/31/2007	$5.83	$5.76	23,981
01/01/2008 to 12/31/2008	$5.76	$7.92	26,353
01/01/2009 to 12/31/2009	$7.92	$5.61	96,637
01/01/2010 to 12/31/2010	$5.61	$4.53	69,378
01/01/2011 to 12/31/2011	$4.53	$4.06	26,138
01/01/2012 to 12/31/2012	$4.06	$3.32	13,812
01/01/2013 to 12/31/2013	$3.32	$2.40	25,213
01/01/2014 to 12/31/2014	$2.40	$2.02	17,297
01/01/2015 to 12/31/2015	$2.02	$1.89	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Bull
01/01/2006 to 12/31/2006	$12.99	$14.50	18,906
01/01/2007 to 12/31/2007	$14.50	$14.75	13,614
01/01/2008 to 12/31/2008	$14.75	$9.03	3,827
01/01/2009 to 12/31/2009	$9.03	$11.04	22,173
01/01/2010 to 12/31/2010	$11.04	$12.21	23,934
01/01/2011 to 12/31/2011	$12.21	$11.99	12,535
01/01/2012 to 12/31/2012	$11.99	$13.42	6,695
01/01/2013 to 12/31/2013	$13.42	$17.11	4,119
01/01/2014 to 12/31/2014	$17.11	$18.74	1,402
01/01/2015 to 12/31/2015	$18.74	$18.33	0

ProFund VP Consumer Goods Portfolio
01/01/2006 to 12/31/2006	$12.11	$13.40	4,086
01/01/2007 to 12/31/2007	$13.40	$14.17	13,056
01/01/2008 to 12/31/2008	$14.17	$10.20	721
01/01/2009 to 12/31/2009	$10.20	$12.18	360
01/01/2010 to 12/31/2010	$12.18	$14.05	316
01/01/2011 to 12/31/2011	$14.05	$14.76	233
01/01/2012 to 12/31/2012	$14.76	$16.08	57
01/01/2013 to 12/31/2013	$16.08	$20.29	39
01/01/2014 to 12/31/2014	$20.29	$21.98	647
01/01/2015 to 12/31/2015	$21.98	$22.49	0

ProFund VP Consumer Services
01/01/2006 to 12/31/2006	$11.56	$12.73	3,681
01/01/2007 to 12/31/2007	$12.73	$11.47	4,292
01/01/2008 to 12/31/2008	$11.47	$7.73	24
01/01/2009 to 12/31/2009	$7.73	$9.94	92
01/01/2010 to 12/31/2010	$9.94	$11.85	166
01/01/2011 to 12/31/2011	$11.85	$12.29	32
01/01/2012 to 12/31/2012	$12.29	$14.74	1,493
01/01/2013 to 12/31/2013	$14.74	$20.25	0
01/01/2014 to 12/31/2014	$20.25	$22.38	323
01/01/2015 to 12/31/2015	$22.38	$23.02	1,374

ProFund VP Europe 30
01/01/2006 to 12/31/2006	$15.77	$18.21	29,237
01/01/2007 to 12/31/2007	$18.21	$20.49	50,808
01/01/2008 to 12/31/2008	$20.49	$11.27	530
01/01/2009 to 12/31/2009	$11.27	$14.65	5,364
01/01/2010 to 12/31/2010	$14.65	$14.78	1,876
01/01/2011 to 12/31/2011	$14.78	$13.23	456
01/01/2012 to 12/31/2012	$13.23	$15.15	1,233
01/01/2013 to 12/31/2013	$15.15	$18.11	440
01/01/2014 to 12/31/2014	$18.11	$16.26	81
01/01/2015 to 12/31/2015	$16.26	$14.23	0

ProFund VP Financials
01/01/2006 to 12/31/2006	$13.82	$15.93	31,142
01/01/2007 to 12/31/2007	$15.93	$12.66	32,506
01/01/2008 to 12/31/2008	$12.66	$6.15	30,372
01/01/2009 to 12/31/2009	$6.15	$6.95	26,282
01/01/2010 to 12/31/2010	$6.95	$7.57	26,663
01/01/2011 to 12/31/2011	$7.57	$6.41	23,480
01/01/2012 to 12/31/2012	$6.41	$7.86	5,440
01/01/2013 to 12/31/2013	$7.86	$10.20	4,002
01/01/2014 to 12/31/2014	$10.20	$11.31	2,678
01/01/2015 to 12/31/2015	$11.31	$10.95	785

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Health Care
01/01/2006 to 12/31/2006	$11.60	$11.99	24,586
01/01/2007 to 12/31/2007	$11.99	$12.56	31,591
01/01/2008 to 12/31/2008	$12.56	$9.34	11,011
01/01/2009 to 12/31/2009	$9.34	$10.97	5,261
01/01/2010 to 12/31/2010	$10.97	$11.09	5,691
01/01/2011 to 12/31/2011	$11.09	$11.99	4,980
01/01/2012 to 12/31/2012	$11.99	$13.83	4,688
01/01/2013 to 12/31/2013	$13.83	$19.00	4,534
01/01/2014 to 12/31/2014	$19.00	$23.09	8,286
01/01/2015 to 12/31/2015	$23.09	$23.82	58

ProFund VP Industrials
01/01/2006 to 12/31/2006	$14.41	$15.81	1,021
01/01/2007 to 12/31/2007	$15.81	$17.35	5,495
01/01/2008 to 12/31/2008	$17.35	$10.15	6,402
01/01/2009 to 12/31/2009	$10.15	$12.37	5,302
01/01/2010 to 12/31/2010	$12.37	$15.04	4,514
01/01/2011 to 12/31/2011	$15.04	$14.51	3,164
01/01/2012 to 12/31/2012	$14.51	$16.51	2,687
01/01/2013 to 12/31/2013	$16.51	$22.42	2,644
01/01/2014 to 12/31/2014	$22.42	$23.26	1,047
01/01/2015 to 12/31/2015	$23.26	$22.07	1,545

ProFund VP Japan
01/01/2006 to 12/31/2006	$18.73	$20.40	26,266
01/01/2007 to 12/31/2007	$20.40	$18.04	25,698
01/01/2008 to 12/31/2008	$18.04	$10.48	24,340
01/01/2009 to 12/31/2009	$10.48	$11.36	21,327
01/01/2010 to 12/31/2010	$11.36	$10.44	21,933
01/01/2011 to 12/31/2011	$10.44	$8.35	23,927
01/01/2012 to 12/31/2012	$8.35	$10.09	1,350
01/01/2013 to 12/31/2013	$10.09	$14.69	226
01/01/2014 to 12/31/2014	$14.69	$14.90	199
01/01/2015 to 12/31/2015	$14.90	$15.49	0

ProFund VP Large-Cap Growth
01/01/2006 to 12/31/2006	$10.29	$11.02	26,655
01/01/2007 to 12/31/2007	$11.02	$11.58	42,713
01/01/2008 to 12/31/2008	$11.58	$7.34	21,985
01/01/2009 to 12/31/2009	$7.34	$9.35	12,554
01/01/2010 to 12/31/2010	$9.35	$10.40	4,421
01/01/2011 to 12/31/2011	$10.40	$10.54	21,868
01/01/2012 to 12/31/2012	$10.54	$11.67	20,676
01/01/2013 to 12/31/2013	$11.67	$14.99	13,894
01/01/2014 to 12/31/2014	$14.99	$16.63	8,123
01/01/2015 to 12/31/2015	$16.63	$16.95	2,603

ProFund VP Large-Cap Value
01/01/2006 to 12/31/2006	$10.49	$12.24	36,601
01/01/2007 to 12/31/2007	$12.24	$12.04	31,236
01/01/2008 to 12/31/2008	$12.04	$7.04	1,074
01/01/2009 to 12/31/2009	$7.04	$8.26	2,121
01/01/2010 to 12/31/2010	$8.26	$9.17	1,385
01/01/2011 to 12/31/2011	$9.17	$8.89	668
01/01/2012 to 12/31/2012	$8.89	$10.08	882
01/01/2013 to 12/31/2013	$10.08	$12.87	932
01/01/2014 to 12/31/2014	$12.87	$13.97	1,108
01/01/2015 to 12/31/2015	$13.97	$13.07	54

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Growth
01/01/2006 to 12/31/2006	$14.72	$15.04	5,310
01/01/2007 to 12/31/2007	$15.04	$16.51	22,924
01/01/2008 to 12/31/2008	$16.51	$9.92	3,232
01/01/2009 to 12/31/2009	$9.92	$13.48	4,433
01/01/2010 to 12/31/2010	$13.48	$17.01	6,911
01/01/2011 to 12/31/2011	$17.01	$16.23	4,330
01/01/2012 to 12/31/2012	$16.23	$18.40	7,406
01/01/2013 to 12/31/2013	$18.40	$23.60	6,163
01/01/2014 to 12/31/2014	$23.60	$24.55	2,982
01/01/2015 to 12/31/2015	$24.55	$24.19	7

ProFund VP Mid-Cap Value
01/01/2006 to 12/31/2006	$16.36	$18.05	15,454
01/01/2007 to 12/31/2007	$18.05	$17.90	9,907
01/01/2008 to 12/31/2008	$17.90	$11.20	2,323
01/01/2009 to 12/31/2009	$11.20	$14.41	2,633
01/01/2010 to 12/31/2010	$14.41	$17.05	3,219
01/01/2011 to 12/31/2011	$17.05	$16.09	1,916
01/01/2012 to 12/31/2012	$16.09	$18.43	2,006
01/01/2013 to 12/31/2013	$18.43	$23.93	2,174
01/01/2014 to 12/31/2014	$23.93	$25.91	2,018
01/01/2015 to 12/31/2015	$25.91	$23.36	2

ProFund VP NASDAQ-100
01/01/2006 to 12/31/2006	$14.17	$14.68	16,739
01/01/2007 to 12/31/2007	$14.68	$16.96	24,530
01/01/2008 to 12/31/2008	$16.96	$9.59	9,956
01/01/2009 to 12/31/2009	$9.59	$14.32	8,990
01/01/2010 to 12/31/2010	$14.32	$16.63	7,404
01/01/2011 to 12/31/2011	$16.63	$16.58	7,584
01/01/2012 to 12/31/2012	$16.58	$18.93	2,620
01/01/2013 to 12/31/2013	$18.93	$24.98	4,472
01/01/2014 to 12/31/2014	$24.98	$28.71	482
01/01/2015 to 12/31/2015	$28.71	$30.31	8

ProFund VP Oil & Gas
01/01/2006 to 12/31/2006	$19.93	$23.62	38,829
01/01/2007 to 12/31/2007	$23.62	$30.75	48,835
01/01/2008 to 12/31/2008	$30.75	$19.05	70,895
01/01/2009 to 12/31/2009	$19.05	$21.61	71,285
01/01/2010 to 12/31/2010	$21.61	$25.01	73,394
01/01/2011 to 12/31/2011	$25.01	$25.12	62,469
01/01/2012 to 12/31/2012	$25.12	$25.40	13,285
01/01/2013 to 12/31/2013	$25.40	$30.96	8,641
01/01/2014 to 12/31/2014	$30.96	$27.11	3,237
01/01/2015 to 12/31/2015	$27.11	$20.41	612

ProFund VP Pharmaceuticals
01/01/2006 to 12/31/2006	$8.42	$9.28	38,368
01/01/2007 to 12/31/2007	$9.28	$9.33	38,773
01/01/2008 to 12/31/2008	$9.33	$7.38	34,658
01/01/2009 to 12/31/2009	$7.38	$8.47	35,039
01/01/2010 to 12/31/2010	$8.47	$8.36	35,024
01/01/2011 to 12/31/2011	$8.36	$9.54	35,623
01/01/2012 to 12/31/2012	$9.54	$10.49	1,612
01/01/2013 to 12/31/2013	$10.49	$13.56	372
01/01/2014 to 12/31/2014	$13.56	$15.90	184
01/01/2015 to 12/31/2015	$15.90	$16.32	21

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Precious Metals
01/01/2006 to 12/31/2006	$16.98	$17.91	50,526
01/01/2007 to 12/31/2007	$17.91	$21.55	67,773
01/01/2008 to 12/31/2008	$21.55	$14.66	81,304
01/01/2009 to 12/31/2009	$14.66	$19.49	80,657
01/01/2010 to 12/31/2010	$19.49	$25.46	83,168
01/01/2011 to 12/31/2011	$25.46	$20.21	75,683
01/01/2012 to 12/31/2012	$20.21	$16.97	20,936
01/01/2013 to 12/31/2013	$16.97	$10.34	22,736
01/01/2014 to 12/31/2014	$10.34	$7.74	6,067
01/01/2015 to 12/31/2015	$7.74	$5.10	1,031

ProFund VP Real Estate
01/01/2006 to 12/31/2006	$17.50	$22.78	23,099
01/01/2007 to 12/31/2007	$22.78	$17.99	21,177
01/01/2008 to 12/31/2008	$17.99	$10.38	3,998
01/01/2009 to 12/31/2009	$10.38	$13.05	5,051
01/01/2010 to 12/31/2010	$13.05	$15.99	4,607
01/01/2011 to 12/31/2011	$15.99	$16.45	5,127
01/01/2012 to 12/31/2012	$16.45	$18.94	3,399
01/01/2013 to 12/31/2013	$18.94	$18.63	2,329
01/01/2014 to 12/31/2014	$18.63	$22.88	1,379
01/01/2015 to 12/31/2015	$22.88	$22.55	312

ProFund VP Rising Rates Opportunity
01/01/2006 to 12/31/2006	$7.24	$7.83	8,859
01/01/2007 to 12/31/2007	$7.83	$7.29	21,177
01/01/2008 to 12/31/2008	$7.29	$4.45	36,576
01/01/2009 to 12/31/2009	$4.45	$5.77	72,548
01/01/2010 to 12/31/2010	$5.77	$4.76	47,075
01/01/2011 to 12/31/2011	$4.76	$2.92	26,910
01/01/2012 to 12/31/2012	$2.92	$2.67	4,822
01/01/2013 to 12/31/2013	$2.67	$3.06	1,502
01/01/2014 to 12/31/2014	$3.06	$2.10	36
01/01/2015 to 12/31/2015	$2.10	$2.03	0

ProFund VP Short NASDAQ-100
01/01/2006 to 12/31/2006	$5.56	$5.39	8,398
01/01/2007 to 12/31/2007	$5.39	$4.68	7,304
01/01/2008 to 12/31/2008	$4.68	$6.82	135,353
01/01/2009 to 12/31/2009	$6.82	$3.97	130,657
01/01/2010 to 12/31/2010	$3.97	$3.08	123,241
01/01/2011 to 12/31/2011	$3.08	$2.71	118,552
01/01/2012 to 12/31/2012	$2.71	$2.16	45,794
01/01/2013 to 12/31/2013	$2.16	$1.50	2,386
01/01/2014 to 12/31/2014	$1.50	$1.19	2,117
01/01/2015 to 12/31/2015	$1.19	$1.01	924

ProFund VP Small-Cap Growth
01/01/2006 to 12/31/2006	$16.26	$17.36	33,307
01/01/2007 to 12/31/2007	$17.36	$17.75	35,990
01/01/2008 to 12/31/2008	$17.75	$11.50	23,012
01/01/2009 to 12/31/2009	$11.50	$14.26	20,571
01/01/2010 to 12/31/2010	$14.26	$17.61	23,091
01/01/2011 to 12/31/2011	$17.61	$17.53	19,854
01/01/2012 to 12/31/2012	$17.53	$19.37	1,693
01/01/2013 to 12/31/2013	$19.37	$26.72	1,452
01/01/2014 to 12/31/2014	$26.72	$26.82	1,501
01/01/2015 to 12/31/2015	$26.82	$26.66	6

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
01/01/2006 to 12/31/2006	$16.19	$18.69	25,197
01/01/2007 to 12/31/2007	$18.69	$17.03	27,046
01/01/2008 to 12/31/2008	$17.03	$11.60	18,487
01/01/2009 to 12/31/2009	$11.60	$13.72	19,269
01/01/2010 to 12/31/2010	$13.72	$16.46	19,124
01/01/2011 to 12/31/2011	$16.46	$15.51	18,596
01/01/2012 to 12/31/2012	$15.51	$17.70	913
01/01/2013 to 12/31/2013	$17.70	$23.94	1,055
01/01/2014 to 12/31/2014	$23.94	$24.89	739
01/01/2015 to 12/31/2015	$24.89	$22.43	35

ProFund VP Telecommunications
01/01/2006 to 12/31/2006	$10.52	$13.88	32,396
01/01/2007 to 12/31/2007	$13.88	$14.78	39,533
01/01/2008 to 12/31/2008	$14.78	$9.52	5,243
01/01/2009 to 12/31/2009	$9.52	$10.04	5,648
01/01/2010 to 12/31/2010	$10.04	$11.41	7,128
01/01/2011 to 12/31/2011	$11.41	$11.42	4,717
01/01/2012 to 12/31/2012	$11.42	$13.07	4,414
01/01/2013 to 12/31/2013	$13.07	$14.39	1,264
01/01/2014 to 12/31/2014	$14.39	$14.22	780
01/01/2015 to 12/31/2015	$14.22	$14.19	24

ProFund VP U.S. Government Plus
01/01/2006 to 12/31/2006	$11.11	$10.42	23,586
01/01/2007 to 12/31/2007	$10.42	$11.28	51,411
01/01/2008 to 12/31/2008	$11.28	$16.59	11,449
01/01/2009 to 12/31/2009	$16.59	$10.98	13,454
01/01/2010 to 12/31/2010	$10.98	$11.88	11,600
01/01/2011 to 12/31/2011	$11.88	$16.75	11,666
01/01/2012 to 12/31/2012	$16.75	$16.62	9,366
01/01/2013 to 12/31/2013	$16.62	$13.21	8,007
01/01/2014 to 12/31/2014	$13.21	$17.70	2,867
01/01/2015 to 12/31/2015	$17.70	$16.41	1,684

ProFund VP UltraMid-Cap
01/01/2006 to 12/31/2006	$23.96	$26.05	12,205
01/01/2007 to 12/31/2007	$26.05	$27.12	19,013
01/01/2008 to 12/31/2008	$27.12	$8.66	3,657
01/01/2009 to 12/31/2009	$8.66	$14.11	18,142
01/01/2010 to 12/31/2010	$14.11	$20.75	20,846
01/01/2011 to 12/31/2011	$20.75	$17.61	3,403
01/01/2012 to 12/31/2012	$17.61	$22.92	4,909
01/01/2013 to 12/31/2013	$22.92	$38.42	1,950
01/01/2014 to 12/31/2014	$38.42	$43.54	330
01/01/2015 to 12/31/2015	$43.54	$38.86	0

ProFund VP Utilities
01/01/2006 to 12/31/2006	$16.72	$19.59	22,201
01/01/2007 to 12/31/2007	$19.59	$22.28	37,173
01/01/2008 to 12/31/2008	$22.28	$15.17	12,831
01/01/2009 to 12/31/2009	$15.17	$16.51	14,528
01/01/2010 to 12/31/2010	$16.51	$17.18	9,674
01/01/2011 to 12/31/2011	$17.18	$19.84	7,775
01/01/2012 to 12/31/2012	$19.84	$19.52	5,362
01/01/2013 to 12/31/2013	$19.52	$21.73	2,482
01/01/2014 to 12/31/2014	$21.73	$26.88	2,536
01/01/2015 to 12/31/2015	$26.88	$24.72	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Prudential SP International Growth Portfolio
01/01/2006 to 12/31/2006	$12.04	$14.32	18,409
01/01/2007 to 12/31/2007	$14.32	$16.82	25,084
01/01/2008 to 12/31/2008	$16.82	$8.21	37,898
01/01/2009 to 12/31/2009	$8.21	$11.06	19,932
01/01/2010 to 12/31/2010	$11.06	$12.39	11,182
01/01/2011 to 12/31/2011	$12.39	$10.36	557
01/01/2012 to 12/31/2012	$10.36	$12.46	451
01/01/2013 to 12/31/2013	$12.46	$14.55	121
01/01/2014 to 12/31/2014	$14.55	$13.48	12
01/01/2015 to 12/31/2015	$13.48	$13.69	0

S&P Target 24 Portfolio
01/01/2006 to 12/31/2006	$13.51	$13.65	8,268
01/01/2007 to 12/31/2007	$13.65	$13.98	8,719
01/01/2008 to 12/31/2008	$13.98	$9.90	7,628
01/01/2009 to 12/31/2009	$9.90	$11.06	8,587
01/01/2010 to 12/31/2010	$11.06	$12.97	9,863
01/01/2011 to 12/31/2011	$12.97	$13.83	10,795
01/01/2012 to 12/31/2012	$13.83	$14.87	7,841
01/01/2013 to 12/31/2013	$14.87	$20.78	7,270
01/01/2014 to 04/25/2014	$20.78	$20.49	0

Target Managed VIP Portfolio
01/01/2006 to 12/31/2006	$15.26	$16.72	283,817
01/01/2007 to 12/31/2007	$16.72	$17.98	285,347
01/01/2008 to 12/31/2008	$17.98	$9.75	57,975
01/01/2009 to 12/31/2009	$9.75	$10.82	60,338
01/01/2010 to 12/31/2010	$10.82	$12.66	60,391
01/01/2011 to 12/31/2011	$12.66	$12.23	7,656
01/01/2012 to 12/31/2012	$12.23	$13.58	6,544
01/01/2013 to 12/31/2013	$13.58	$18.12	5,311
01/01/2014 to 04/25/2014	$18.12	$18.00	0

The DOW DART 10 Portfolio
01/01/2006 to 12/31/2006	$11.62	$14.34	29,267
01/01/2007 to 12/31/2007	$14.34	$14.18	27,633
01/01/2008 to 12/31/2008	$14.18	$9.96	5,473
01/01/2009 to 12/31/2009	$9.96	$11.15	3,925
01/01/2010 to 12/31/2010	$11.15	$12.79	8,226
01/01/2011 to 12/31/2011	$12.79	$13.53	16,068
01/01/2012 to 12/31/2012	$13.53	$14.72	2,726
01/01/2013 to 12/31/2013	$14.72	$18.93	2,819
01/01/2014 to 04/25/2014	$18.93	$18.63	0

The DOW Target Dividend Portfolio
01/01/2006 to 12/31/2006	$9.75	$11.32	80,050
01/01/2007 to 12/31/2007	$11.32	$11.25	84,959
01/01/2008 to 12/31/2008	$11.25	$6.57	33,392
01/01/2009 to 12/31/2009	$6.57	$7.37	43,573
01/01/2010 to 12/31/2010	$7.37	$8.43	37,446
01/01/2011 to 12/31/2011	$8.43	$8.78	25,669
01/01/2012 to 12/31/2012	$8.78	$9.11	41,678
01/01/2013 to 12/31/2013	$9.11	$11.47	37,450
01/01/2014 to 04/25/2014	$11.47	$11.86	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Value Line Target 25 Portfolio
06/30/2008* to 12/31/2008	$9.90	$4.55	5,578
01/01/2009 to 12/31/2009	$4.55	$4.78	6,045
01/01/2010 to 12/31/2010	$4.78	$6.13	6,402
01/01/2011 to 12/31/2011	$6.13	$4.54	3,015
01/01/2012 to 12/31/2012	$4.54	$5.41	5,178
01/01/2013 to 12/31/2013	$5.41	$6.98	2,345
01/01/2014 to 04/25/2014	$6.98	$7.45	0

Wells Fargo Advantage VT Equity Income
01/01/2006 to 12/31/2006	$13.88	$16.17	20,682
01/01/2007 to 12/31/2007	$16.17	$16.33	13,391
01/01/2008 to 12/31/2008	$16.33	$10.19	10,669
01/01/2009 to 12/31/2009	$10.19	$11.70	13,252
01/01/2010 to 07/16/2010	$11.70	$11.24	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.87	$14.35	30,964
01/01/2011 to 12/31/2011	$14.35	$12.30	35,489
01/01/2012 to 12/31/2012	$12.30	$13.73	36,307
01/01/2013 to 12/31/2013	$13.73	$16.18	19,432
01/01/2014 to 12/31/2014	$16.18	$15.06	7,726
01/01/2015 to 12/31/2015	$15.06	$15.13	14,858

Wells Fargo VT Intrinsic Value Fund - Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$11.24	$13.08	14,974
01/01/2011 to 12/31/2011	$13.08	$12.58	29,389
01/01/2012 to 12/31/2012	$12.58	$14.76	25,003
01/01/2013 to 12/31/2013	$14.76	$18.90	31,328
01/01/2014 to 12/31/2014	$18.90	$20.49	22,562
01/01/2015 to 12/31/2015	$20.49	$20.02	4,920

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$15.39	$19.40	31,133
01/01/2011 to 12/31/2011	$19.40	$18.04	33,795
01/01/2012 to 12/31/2012	$18.04	$21.40	31,280
01/01/2013 to 12/31/2013	$21.40	$29.48	18,601
01/01/2014 to 12/31/2014	$29.48	$30.15	4,136
01/01/2015 to 12/31/2015	$30.15	$30.10	1,030

Wells Fargo VT Small Cap Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.24	54,823
01/01/2011 to 12/31/2011	$12.24	$11.51	42,833
01/01/2012 to 12/31/2012	$11.51	$12.22	10,081
01/01/2013 to 12/31/2013	$12.22	$18.08	4,391
01/01/2014 to 12/31/2014	$18.08	$17.46	2,194
01/01/2015 to 12/31/2015	$17.46	$16.71	1,501

*	Denotes the start date of these sub-accounts

ASAP III

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB or HAV and HD GRO/GRO Plus 2008 or EBP and HD GRO/GRO Plus 2008 OR HD GRO 60 bps OR GRO Plus 2008 60 bps or HD5 (1.85%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2006 to 12/31/2006	$10.55	$11.35	0
01/01/2007 to 12/31/2007	$11.35	$11.71	0
01/01/2008 to 12/31/2008	$11.71	$10.96	0
01/01/2009 to 12/31/2009	$10.96	$12.58	0
01/01/2010 to 12/31/2010	$12.58	$14.37	0
01/01/2011 to 12/31/2011	$14.37	$14.49	0
01/01/2012 to 12/31/2012	$14.49	$16.23	0
01/01/2013 to 12/31/2013	$16.23	$17.52	0
01/01/2014 to 12/31/2014	$17.52	$17.60	0
01/01/2015 to 12/31/2015	$17.60	$17.30	0

AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$10.99	9,962,604
01/01/2007 to 12/31/2007	$10.99	$11.78	16,220,177
01/01/2008 to 12/31/2008	$11.78	$7.88	12,996,745
01/01/2009 to 12/31/2009	$7.88	$9.62	14,794,354
01/01/2010 to 12/31/2010	$9.62	$10.57	15,127,648
01/01/2011 to 12/31/2011	$10.57	$10.10	11,901,852
01/01/2012 to 12/31/2012	$10.10	$11.16	11,108,019
01/01/2013 to 12/31/2013	$11.16	$12.04	7,943,759
01/01/2014 to 12/31/2014	$12.04	$12.27	3,674,693
01/01/2015 to 12/31/2015	$12.27	$11.66	889,656

AST Advanced Strategies Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.64	1,964,301
01/01/2007 to 12/31/2007	$10.64	$11.44	4,761,879
01/01/2008 to 12/31/2008	$11.44	$7.88	4,001,800
01/01/2009 to 12/31/2009	$7.88	$9.76	4,378,002
01/01/2010 to 12/31/2010	$9.76	$10.89	4,899,226
01/01/2011 to 12/31/2011	$10.89	$10.70	4,280,524
01/01/2012 to 12/31/2012	$10.70	$11.94	4,397,587
01/01/2013 to 12/31/2013	$11.94	$13.66	3,754,363
01/01/2014 to 12/31/2014	$13.66	$14.23	2,190,417
01/01/2015 to 12/31/2015	$14.23	$14.07	634,266

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$12.14	$13.92	3,978
01/01/2007 to 12/31/2007	$13.92	$13.65	3,897
01/01/2008 to 12/31/2008	$13.65	$8.74	122,348
01/01/2009 to 12/31/2009	$8.74	$10.10	247,261
01/01/2010 to 12/31/2010	$10.10	$11.29	302,795
01/01/2011 to 12/31/2011	$11.29	$11.48	237,700
01/01/2012 to 05/04/2012	$11.48	$12.46	0

AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.88	2,070,288
01/01/2007 to 12/31/2007	$10.88	$11.65	4,016,213
01/01/2008 to 12/31/2008	$11.65	$8.15	3,952,675
01/01/2009 to 12/31/2009	$8.15	$9.86	6,209,054
01/01/2010 to 12/31/2010	$9.86	$10.87	7,706,029
01/01/2011 to 12/31/2011	$10.87	$10.54	5,222,464
01/01/2012 to 12/31/2012	$10.54	$11.64	5,167,344
01/01/2013 to 12/31/2013	$11.64	$13.44	3,533,050
01/01/2014 to 12/31/2014	$13.44	$14.05	2,151,523
01/01/2015 to 12/31/2015	$14.05	$13.86	931,606

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.15	126,149
01/01/2012 to 12/31/2012	$9.15	$10.05	219,419
01/01/2013 to 12/31/2013	$10.05	$10.94	237,504
01/01/2014 to 12/31/2014	$10.94	$11.26	119,817
01/01/2015 to 12/31/2015	$11.26	$10.72	52,192

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.49	3,132
01/01/2014 to 12/31/2014	$10.49	$10.66	33,796
01/01/2015 to 12/31/2015	$10.66	$10.49	8,460

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.01	$10.21	2,026,224
01/01/2007 to 12/31/2007	$10.21	$10.70	2,015,366
01/01/2008 to 12/31/2008	$10.70	$10.62	1,133,364
01/01/2009 to 12/31/2009	$10.62	$11.49	1,321,221
01/01/2010 to 12/31/2010	$11.49	$11.71	1,258,106
01/01/2011 to 12/31/2011	$11.71	$11.75	1,121,766
01/01/2012 to 12/31/2012	$11.75	$12.08	1,039,350
01/01/2013 to 12/31/2013	$12.08	$11.60	546,286
01/01/2014 to 12/31/2014	$11.60	$11.37	469,476
01/01/2015 to 12/31/2015	$11.37	$11.22	257,280

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$10.46	$10.65	1,498,469
01/01/2007 to 12/31/2007	$10.65	$11.32	2,121,472
01/01/2008 to 12/31/2008	$11.32	$10.86	1,232,896
01/01/2009 to 12/31/2009	$10.86	$12.42	1,800,202
01/01/2010 to 12/31/2010	$12.42	$13.14	2,140,005
01/01/2011 to 12/31/2011	$13.14	$13.30	1,714,104
01/01/2012 to 12/31/2012	$13.30	$14.27	1,880,647
01/01/2013 to 12/31/2013	$14.27	$13.75	1,376,603
01/01/2014 to 12/31/2014	$13.75	$14.07	835,491
01/01/2015 to 12/31/2015	$14.07	$13.52	306,436

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.29	139,636
01/01/2009 to 12/31/2009	$11.29	$11.04	150,751
01/01/2010 to 12/31/2010	$11.04	$11.85	105,498
01/01/2011 to 12/31/2011	$11.85	$12.38	76,725
01/01/2012 to 12/31/2012	$12.38	$12.52	62,293
01/01/2013 to 12/31/2013	$12.52	$12.25	36,184
01/01/2014 to 12/31/2014	$12.25	$12.01	26,888
01/01/2015 to 12/31/2015	$12.01	$11.75	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.37	32,285
01/01/2010 to 12/31/2010	$9.37	$10.17	357,124
01/01/2011 to 12/31/2011	$10.17	$10.95	1,427,905
01/01/2012 to 12/31/2012	$10.95	$11.19	553,345
01/01/2013 to 12/31/2013	$11.19	$10.91	174,020
01/01/2014 to 12/31/2014	$10.91	$10.76	143,055
01/01/2015 to 12/31/2015	$10.76	$10.53	196,474

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.76	1,565,600
01/01/2011 to 12/31/2011	$10.76	$11.76	3,379,253
01/01/2012 to 12/31/2012	$11.76	$12.14	1,552,019
01/01/2013 to 12/31/2013	$12.14	$11.67	314,167
01/01/2014 to 12/31/2014	$11.67	$11.61	148,121
01/01/2015 to 12/31/2015	$11.61	$11.42	193,543

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.03	103,116
01/01/2009 to 12/31/2009	$12.03	$11.09	110,416
01/01/2010 to 12/31/2010	$11.09	$12.10	73,860
01/01/2011 to 12/31/2011	$12.10	$13.49	4,655,561
01/01/2012 to 12/31/2012	$13.49	$14.00	2,865,223
01/01/2013 to 12/31/2013	$14.00	$13.31	846,912
01/01/2014 to 12/31/2014	$13.31	$13.41	327,820
01/01/2015 to 12/31/2015	$13.41	$13.27	229,427

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.10	72,068
01/01/2009 to 12/31/2009	$12.10	$10.96	58,861
01/01/2010 to 12/31/2010	$10.96	$11.98	56,178
01/01/2011 to 12/31/2011	$11.98	$13.64	15,267
01/01/2012 to 12/31/2012	$13.64	$14.17	1,235,635
01/01/2013 to 12/31/2013	$14.17	$13.23	515,575
01/01/2014 to 12/31/2014	$13.23	$13.54	184,661
01/01/2015 to 12/31/2015	$13.54	$13.43	180,118

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.78	4,316
01/01/2010 to 12/31/2010	$8.78	$9.64	440,131
01/01/2011 to 12/31/2011	$9.64	$11.23	72,154
01/01/2012 to 12/31/2012	$11.23	$11.72	16,821
01/01/2013 to 12/31/2013	$11.72	$10.75	2,336,108
01/01/2014 to 12/31/2014	$10.75	$11.21	1,378,619
01/01/2015 to 12/31/2015	$11.21	$11.17	1,074,450

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.00	453,795
01/01/2011 to 12/31/2011	$11.00	$12.99	5,310,943
01/01/2012 to 12/31/2012	$12.99	$13.62	2,079,498
01/01/2013 to 12/31/2013	$13.62	$12.43	252,178
01/01/2014 to 12/31/2014	$12.43	$13.14	1,558,574
01/01/2015 to 12/31/2015	$13.14	$13.12	1,218,787

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.01	2,646,536
01/01/2012 to 12/31/2012	$12.01	$12.48	3,217,282
01/01/2013 to 12/31/2013	$12.48	$11.06	288,484
01/01/2014 to 12/31/2014	$11.06	$11.98	111,159
01/01/2015 to 12/31/2015	$11.98	$12.00	1,159,534

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.39	1,214,423
01/01/2013 to 12/31/2013	$10.39	$9.16	4,560,276
01/01/2014 to 12/31/2014	$9.16	$10.13	1,524,553
01/01/2015 to 12/31/2015	$10.13	$10.21	43,571

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.75	4,004,611
01/01/2014 to 12/31/2014	$8.75	$9.84	2,674,972
01/01/2015 to 12/31/2015	$9.84	$9.93	6,086

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.30	886,167
01/01/2015 to 12/31/2015	$11.30	$11.31	3,633,852

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.93	2,403,427

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	1,029
01/01/2010 to 12/31/2010	$10.30	$11.49	10,020
01/01/2011 to 12/31/2011	$11.49	$10.62	2,731
01/01/2012 to 12/31/2012	$10.62	$11.80	2,511
01/01/2013 to 12/31/2013	$11.80	$15.22	1,507
01/01/2014 to 12/31/2014	$15.22	$16.48	4,196
01/01/2015 to 12/31/2015	$16.48	$15.40	1,789

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.16	12,113,231
01/01/2007 to 12/31/2007	$11.16	$12.02	21,325,649
01/01/2008 to 12/31/2008	$12.02	$7.68	16,684,596
01/01/2009 to 12/31/2009	$7.68	$9.44	18,658,604
01/01/2010 to 12/31/2010	$9.44	$10.51	18,715,333
01/01/2011 to 12/31/2011	$10.51	$10.06	14,835,810
01/01/2012 to 12/31/2012	$10.06	$11.23	14,385,673
01/01/2013 to 12/31/2013	$11.23	$13.53	11,901,592
01/01/2014 to 12/31/2014	$13.53	$14.20	6,106,651
01/01/2015 to 12/31/2015	$14.20	$14.02	1,729,439

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.64	1,931
01/01/2014 to 12/31/2014	$11.64	$12.98	2,741
01/01/2015 to 12/31/2015	$12.98	$12.29	4,362

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$15.99	$21.46	2,781
01/01/2007 to 12/31/2007	$21.46	$16.86	5,665
01/01/2008 to 12/31/2008	$16.86	$10.75	15,771
01/01/2009 to 12/31/2009	$10.75	$13.92	23,630
01/01/2010 to 12/31/2010	$13.92	$17.58	59,296
01/01/2011 to 12/31/2011	$17.58	$18.39	26,201
01/01/2012 to 12/31/2012	$18.39	$20.82	45,742
01/01/2013 to 12/31/2013	$20.82	$21.08	48,382
01/01/2014 to 12/31/2014	$21.08	$27.08	31,242
01/01/2015 to 12/31/2015	$27.08	$27.87	16,449

AST DeAm Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.73	$14.99	24,049
01/01/2007 to 12/31/2007	$14.99	$12.09	9,622
01/01/2008 to 07/18/2008	$12.09	$11.07	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.68	13,509
01/01/2014 to 12/31/2014	$9.68	$9.98	34,331
01/01/2015 to 12/31/2015	$9.98	$9.79	22,984

AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.00	10,647
01/01/2008 to 12/31/2008	$10.00	$7.14	146,288
01/01/2009 to 12/31/2009	$7.14	$8.50	314,075
01/01/2010 to 12/31/2010	$8.50	$9.45	448,044
01/01/2011 to 12/31/2011	$9.45	$9.05	319,095
01/01/2012 to 12/31/2012	$9.05	$10.09	328,870
01/01/2013 to 12/31/2013	$10.09	$11.81	310,836
01/01/2014 to 12/31/2014	$11.81	$12.26	286,115
01/01/2015 to 10/16/2015	$12.26	$12.21	0

AST FI Pyramis® Quantitative Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.56	1,653,492
01/01/2007 to 12/31/2007	$10.56	$11.25	4,557,131
01/01/2008 to 12/31/2008	$11.25	$7.24	3,181,494
01/01/2009 to 12/31/2009	$7.24	$8.80	4,729,236
01/01/2010 to 12/31/2010	$8.80	$9.87	5,826,958
01/01/2011 to 12/31/2011	$9.87	$9.55	4,285,293
01/01/2012 to 12/31/2012	$9.55	$10.37	4,417,787
01/01/2013 to 12/31/2013	$10.37	$11.68	3,513,413
01/01/2014 to 12/31/2014	$11.68	$11.82	1,807,204
01/01/2015 to 12/31/2015	$11.82	$11.72	507,671

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.47	55,439
01/01/2009 to 11/13/2009	$7.47	$8.34	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.73	1,595,776
01/01/2013 to 12/31/2013	$10.73	$13.11	976,149
01/01/2014 to 12/31/2014	$13.11	$13.28	932,290
01/01/2015 to 10/16/2015	$13.28	$12.70	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.80	175,353
01/01/2014 to 12/31/2014	$10.80	$10.87	186,116
01/01/2015 to 10/16/2015	$10.87	$10.36	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.11	63
01/01/2009 to 12/31/2009	$6.11	$8.10	22,410
01/01/2010 to 12/31/2010	$8.10	$9.56	31,505
01/01/2011 to 12/31/2011	$9.56	$8.91	14,460
01/01/2012 to 12/31/2012	$8.91	$11.08	17,468
01/01/2013 to 12/31/2013	$11.08	$11.35	8,746
01/01/2014 to 12/31/2014	$11.35	$12.69	14,402
01/01/2015 to 12/31/2015	$12.69	$12.45	10,211

AST Goldman Sachs Concentrated Growth Portfolio
01/01/2006 to 12/31/2006	$10.78	$11.64	613
01/01/2007 to 12/31/2007	$11.64	$13.02	2,106
01/01/2008 to 12/31/2008	$13.02	$7.63	1,502
01/01/2009 to 12/31/2009	$7.63	$11.19	96,780
01/01/2010 to 12/31/2010	$11.19	$12.12	60,365
01/01/2011 to 12/31/2011	$12.12	$11.42	30,053
01/01/2012 to 12/31/2012	$11.42	$13.43	35,426
01/01/2013 to 12/31/2013	$13.43	$17.10	37,287
01/01/2014 to 02/07/2014	$17.10	$16.82	0

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.92	$13.72	2,337,469
01/01/2007 to 12/31/2007	$13.72	$14.16	2,180,857
01/01/2008 to 12/31/2008	$14.16	$8.24	2,255,764
01/01/2009 to 12/31/2009	$8.24	$9.64	2,254,807
01/01/2010 to 12/31/2010	$9.64	$10.68	2,137,260
01/01/2011 to 12/31/2011	$10.68	$9.91	1,953,170
01/01/2012 to 12/31/2012	$9.91	$11.63	1,642,179
01/01/2013 to 12/31/2013	$11.63	$15.25	295,405
01/01/2014 to 12/31/2014	$15.25	$16.93	167,975
01/01/2015 to 12/31/2015	$16.93	$15.85	89,851

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.35	$12.88	331,810
01/01/2007 to 12/31/2007	$12.88	$15.09	258,692
01/01/2008 to 12/31/2008	$15.09	$8.77	253,032
01/01/2009 to 12/31/2009	$8.77	$13.52	280,569
01/01/2010 to 12/31/2010	$13.52	$15.90	242,511
01/01/2011 to 12/31/2011	$15.90	$15.14	195,175
01/01/2012 to 12/31/2012	$15.14	$17.77	170,226
01/01/2013 to 12/31/2013	$17.77	$23.06	54,755
01/01/2014 to 12/31/2014	$23.06	$25.24	40,266
01/01/2015 to 12/31/2015	$25.24	$23.37	519,057

AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.17	3,242
01/01/2008 to 12/31/2008	$10.17	$7.56	147,630
01/01/2009 to 12/31/2009	$7.56	$9.16	411,134
01/01/2010 to 12/31/2010	$9.16	$10.03	643,653
01/01/2011 to 12/31/2011	$10.03	$9.80	535,690
01/01/2012 to 12/31/2012	$9.80	$10.59	624,553
01/01/2013 to 12/31/2013	$10.59	$11.42	401,262
01/01/2014 to 12/31/2014	$11.42	$11.66	342,882
01/01/2015 to 12/31/2015	$11.66	$11.34	204,301

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009* to 12/31/2009	$9.86	$12.65	33,745
01/01/2010 to 12/31/2010	$12.65	$15.74	58,425
01/01/2011 to 12/31/2011	$15.74	$15.65	29,836
01/01/2012 to 12/31/2012	$15.65	$17.78	42,834
01/01/2013 to 12/31/2013	$17.78	$24.22	191,320
01/01/2014 to 12/31/2014	$24.22	$25.48	299,574
01/01/2015 to 12/31/2015	$25.48	$23.64	233,482

AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.26	$15.84	35,936
01/01/2007 to 12/31/2007	$15.84	$15.73	36,830
01/01/2008 to 12/31/2008	$15.73	$9.68	83,163
01/01/2009 to 12/31/2009	$9.68	$11.23	136,919
01/01/2010 to 12/31/2010	$11.23	$12.40	171,930
01/01/2011 to 12/31/2011	$12.40	$12.11	139,136
01/01/2012 to 12/31/2012	$12.11	$13.48	138,208
01/01/2013 to 12/31/2013	$13.48	$17.81	131,938
01/01/2014 to 12/31/2014	$17.81	$17.75	90,143
01/01/2015 to 12/31/2015	$17.75	$16.37	53,246

AST High Yield Portfolio
01/01/2006 to 12/31/2006	$11.25	$12.19	9,561
01/01/2007 to 12/31/2007	$12.19	$12.26	2,716
01/01/2008 to 12/31/2008	$12.26	$8.96	2,431
01/01/2009 to 12/31/2009	$8.96	$11.92	108,234
01/01/2010 to 12/31/2010	$11.92	$13.28	69,022
01/01/2011 to 12/31/2011	$13.28	$13.45	42,247
01/01/2012 to 12/31/2012	$13.45	$15.03	58,213
01/01/2013 to 12/31/2013	$15.03	$15.81	23,986
01/01/2014 to 12/31/2014	$15.81	$15.91	27,509
01/01/2015 to 12/31/2015	$15.91	$15.06	16,820

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$13.77	$16.35	1,208,328
01/01/2007 to 12/31/2007	$16.35	$19.10	1,092,394
01/01/2008 to 12/31/2008	$19.10	$9.33	1,229,543
01/01/2009 to 12/31/2009	$9.33	$12.39	1,161,321
01/01/2010 to 12/31/2010	$12.39	$13.92	1,089,969
01/01/2011 to 12/31/2011	$13.92	$11.90	1,027,651
01/01/2012 to 12/31/2012	$11.90	$14.06	880,186
01/01/2013 to 12/31/2013	$14.06	$16.43	242,847
01/01/2014 to 12/31/2014	$16.43	$15.23	134,938
01/01/2015 to 12/31/2015	$15.23	$15.42	38,384

AST International Value Portfolio
01/01/2006 to 12/31/2006	$14.29	$17.88	150,532
01/01/2007 to 12/31/2007	$17.88	$20.68	255,014
01/01/2008 to 12/31/2008	$20.68	$11.36	244,203
01/01/2009 to 12/31/2009	$11.36	$14.55	259,924
01/01/2010 to 12/31/2010	$14.55	$15.87	262,760
01/01/2011 to 12/31/2011	$15.87	$13.62	228,014
01/01/2012 to 12/31/2012	$13.62	$15.60	225,732
01/01/2013 to 12/31/2013	$15.60	$18.29	187,217
01/01/2014 to 12/31/2014	$18.29	$16.75	110,416
01/01/2015 to 12/31/2015	$16.75	$16.57	31,299

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.19	10,627
01/01/2008 to 12/31/2008	$10.19	$6.93	112,927
01/01/2009 to 12/31/2009	$6.93	$8.61	444,050
01/01/2010 to 12/31/2010	$8.61	$9.62	802,608
01/01/2011 to 12/31/2011	$9.62	$9.39	613,866
01/01/2012 to 12/31/2012	$9.39	$10.47	655,467
01/01/2013 to 12/31/2013	$10.47	$11.95	450,930
01/01/2014 to 12/31/2014	$11.95	$12.47	347,680
01/01/2015 to 12/31/2015	$12.47	$12.11	223,964

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$13.54	$16.31	80,255
01/01/2007 to 12/31/2007	$16.31	$17.52	68,071
01/01/2008 to 12/31/2008	$17.52	$10.08	65,599
01/01/2009 to 12/31/2009	$10.08	$13.45	109,013
01/01/2010 to 12/31/2010	$13.45	$14.14	107,431
01/01/2011 to 12/31/2011	$14.14	$12.61	79,386
01/01/2012 to 12/31/2012	$12.61	$15.09	66,422
01/01/2013 to 12/31/2013	$15.09	$17.09	26,306
01/01/2014 to 12/31/2014	$17.09	$15.70	29,556
01/01/2015 to 12/31/2015	$15.70	$14.98	18,979

AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2006 to 12/31/2006	$11.88	$12.96	0
01/01/2007 to 12/31/2007	$12.96	$12.97	785,620
01/01/2008 to 12/31/2008	$12.97	$10.49	1,648,007
01/01/2009 to 12/31/2009	$10.49	$12.56	1,536,036
01/01/2010 to 12/31/2010	$12.56	$13.23	1,508,072
01/01/2011 to 12/31/2011	$13.23	$13.01	1,164,185
01/01/2012 to 12/31/2012	$13.01	$14.14	1,132,700
01/01/2013 to 12/31/2013	$14.14	$15.41	840,710
01/01/2014 to 12/31/2014	$15.41	$15.95	597,414
01/01/2015 to 12/31/2015	$15.95	$15.63	194,031

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	854
01/01/2010 to 12/31/2010	$10.29	$11.24	8,199
01/01/2011 to 12/31/2011	$11.24	$11.11	3,894
01/01/2012 to 12/31/2012	$11.11	$12.56	4,572
01/01/2013 to 12/31/2013	$12.56	$16.82	3,529
01/01/2014 to 12/31/2014	$16.82	$18.08	4,096
01/01/2015 to 12/31/2015	$18.08	$19.63	4,485

AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.37	$14.39	448,258
01/01/2007 to 12/31/2007	$14.39	$13.70	800,178
01/01/2008 to 12/31/2008	$13.70	$7.87	773,994
01/01/2009 to 12/31/2009	$7.87	$9.22	746,645
01/01/2010 to 12/31/2010	$9.22	$10.24	718,321
01/01/2011 to 12/31/2011	$10.24	$9.63	631,842
01/01/2012 to 12/31/2012	$9.63	$11.05	613,446
01/01/2013 to 12/31/2013	$11.05	$15.17	478,199
01/01/2014 to 12/31/2014	$15.17	$16.94	255,819
01/01/2015 to 12/31/2015	$16.94	$15.32	52,056

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.27	$12.91	2,922,147
01/01/2007 to 12/31/2007	$12.91	$14.57	2,860,552
01/01/2008 to 12/31/2008	$14.57	$8.06	2,818,068
01/01/2009 to 12/31/2009	$8.06	$10.26	2,845,484
01/01/2010 to 12/31/2010	$10.26	$12.06	2,609,411
01/01/2011 to 12/31/2011	$12.06	$11.73	2,214,643
01/01/2012 to 12/31/2012	$11.73	$12.93	1,955,243
01/01/2013 to 12/31/2013	$12.93	$17.33	662,422
01/01/2014 to 12/31/2014	$17.33	$18.81	448,445
01/01/2015 to 12/31/2015	$18.81	$20.32	196,069

AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$10.89	$11.74	663,404
01/01/2007 to 12/31/2007	$11.74	$12.22	592,594
01/01/2008 to 12/31/2008	$12.22	$9.21	453,144
01/01/2009 to 12/31/2009	$9.21	$12.16	456,888
01/01/2010 to 12/31/2010	$12.16	$13.54	401,901
01/01/2011 to 12/31/2011	$13.54	$14.64	325,417
01/01/2012 to 12/31/2012	$14.64	$15.22	287,463
01/01/2013 to 12/31/2013	$15.22	$14.64	46,708
01/01/2014 to 12/31/2014	$14.64	$15.29	25,563
01/01/2015 to 12/31/2015	$15.29	$14.92	20,642

AST MFS Global Equity Portfolio
01/01/2006 to 12/31/2006	$13.20	$16.10	4,062
01/01/2007 to 12/31/2007	$16.10	$17.29	3,068
01/01/2008 to 12/31/2008	$17.29	$11.20	2,785
01/01/2009 to 12/31/2009	$11.20	$14.46	28,345
01/01/2010 to 12/31/2010	$14.46	$15.90	36,241
01/01/2011 to 12/31/2011	$15.90	$15.12	19,089
01/01/2012 to 12/31/2012	$15.12	$18.26	21,115
01/01/2013 to 12/31/2013	$18.26	$22.88	591,099
01/01/2014 to 12/31/2014	$22.88	$23.27	789,382
01/01/2015 to 12/31/2015	$23.27	$22.50	594,543

AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$11.58	$12.46	186,528
01/01/2007 to 12/31/2007	$12.46	$14.08	167,347
01/01/2008 to 12/31/2008	$14.08	$8.80	258,377
01/01/2009 to 12/31/2009	$8.80	$10.74	358,825
01/01/2010 to 12/31/2010	$10.74	$11.89	359,591
01/01/2011 to 12/31/2011	$11.89	$11.60	331,705
01/01/2012 to 12/31/2012	$11.60	$13.33	336,214
01/01/2013 to 12/31/2013	$13.33	$17.88	221,691
01/01/2014 to 12/31/2014	$17.88	$19.08	125,846
01/01/2015 to 12/31/2015	$19.08	$20.08	44,184

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.19	0
01/01/2013 to 12/31/2013	$10.19	$13.45	3,011
01/01/2014 to 12/31/2014	$13.45	$14.55	2,952
01/01/2015 to 12/31/2015	$14.55	$14.18	1,342

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.63	$14.16	26,533
01/01/2007 to 12/31/2007	$14.16	$14.28	39,015
01/01/2008 to 12/31/2008	$14.28	$8.67	47,005
01/01/2009 to 12/31/2009	$8.67	$11.82	59,964
01/01/2010 to 12/31/2010	$11.82	$14.35	114,238
01/01/2011 to 12/31/2011	$14.35	$13.59	60,443
01/01/2012 to 12/31/2012	$13.59	$15.80	67,697
01/01/2013 to 12/31/2013	$15.80	$20.53	44,851
01/01/2014 to 12/31/2014	$20.53	$23.17	34,252
01/01/2015 to 12/31/2015	$23.17	$21.24	16,962

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.95	$10.21	109,931
01/01/2007 to 12/31/2007	$10.21	$10.52	119,089
01/01/2008 to 12/31/2008	$10.52	$10.58	200,515
01/01/2009 to 12/31/2009	$10.58	$10.41	375,004
01/01/2010 to 12/31/2010	$10.41	$10.22	374,873
01/01/2011 to 12/31/2011	$10.22	$10.03	339,040
01/01/2012 to 12/31/2012	$10.03	$9.85	199,920
01/01/2013 to 12/31/2013	$9.85	$9.67	115,269
01/01/2014 to 12/31/2014	$9.67	$9.49	121,008
01/01/2015 to 12/31/2015	$9.49	$9.31	82,739

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.07	2,573
01/01/2012 to 12/31/2012	$10.07	$10.36	17,132
01/01/2013 to 12/31/2013	$10.36	$9.88	2,395
01/01/2014 to 12/31/2014	$9.88	$10.20	3,563
01/01/2015 to 10/16/2015	$10.20	$10.16	0

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$13.14	$14.71	23,205
01/01/2007 to 12/31/2007	$14.71	$17.65	35,290
01/01/2008 to 12/31/2008	$17.65	$9.84	41,621
01/01/2009 to 12/31/2009	$9.84	$12.54	102,977
01/01/2010 to 12/31/2010	$12.54	$15.83	112,678
01/01/2011 to 12/31/2011	$15.83	$15.80	85,626
01/01/2012 to 12/31/2012	$15.80	$17.43	82,714
01/01/2013 to 12/31/2013	$17.43	$22.69	519,074
01/01/2014 to 12/31/2014	$22.69	$24.03	659,921
01/01/2015 to 10/16/2015	$24.03	$24.61	0

AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.95	$11.59	3,098
01/01/2007 to 12/31/2007	$11.59	$13.50	3,394
01/01/2008 to 12/31/2008	$13.50	$7.61	3,347
01/01/2009 to 12/31/2009	$7.61	$9.16	29,043
01/01/2010 to 12/31/2010	$9.16	$10.81	31,025
01/01/2011 to 04/29/2011	$10.81	$12.12	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.39	$15.64	436,264
01/01/2007 to 12/31/2007	$15.64	$15.84	396,454
01/01/2008 to 12/31/2008	$15.84	$8.97	400,349
01/01/2009 to 12/31/2009	$8.97	$12.39	355,454
01/01/2010 to 12/31/2010	$12.39	$15.01	340,623
01/01/2011 to 12/31/2011	$15.01	$14.37	266,534
01/01/2012 to 12/31/2012	$14.37	$16.51	231,581
01/01/2013 to 12/31/2013	$16.51	$23.02	56,323
01/01/2014 to 12/31/2014	$23.02	$25.81	39,998
01/01/2015 to 12/31/2015	$25.81	$23.91	20,546

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.31	308,646
01/01/2013 to 12/31/2013	$10.31	$12.03	314,369
01/01/2014 to 12/31/2014	$12.03	$12.42	194,616
01/01/2015 to 12/31/2015	$12.42	$12.04	91,667

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.57	6
01/01/2009 to 12/31/2009	$5.57	$9.10	84,703
01/01/2010 to 12/31/2010	$9.10	$10.92	118,785
01/01/2011 to 12/31/2011	$10.92	$8.55	50,504
01/01/2012 to 12/31/2012	$8.55	$9.89	58,549
01/01/2013 to 12/31/2013	$9.89	$9.73	35,593
01/01/2014 to 12/31/2014	$9.73	$9.10	50,723
01/01/2015 to 12/31/2015	$9.10	$7.44	37,848

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.63	797,565
01/01/2007 to 12/31/2007	$10.63	$11.35	2,061,983
01/01/2008 to 12/31/2008	$11.35	$8.97	4,439,897
01/01/2009 to 12/31/2009	$8.97	$10.56	5,249,566
01/01/2010 to 12/31/2010	$10.56	$11.47	6,387,398
01/01/2011 to 12/31/2011	$11.47	$11.37	5,312,189
01/01/2012 to 12/31/2012	$11.37	$12.31	5,409,797
01/01/2013 to 12/31/2013	$12.31	$13.20	3,379,408
01/01/2014 to 12/31/2014	$13.20	$13.70	2,049,485
01/01/2015 to 12/31/2015	$13.70	$13.47	852,146

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.07	6,719
01/01/2012 to 12/31/2012	$10.07	$10.58	15,885
01/01/2013 to 12/31/2013	$10.58	$10.15	6,729
01/01/2014 to 12/31/2014	$10.15	$10.56	4,557
01/01/2015 to 12/31/2015	$10.56	$10.34	10,026

AST Prudential Growth Allocation Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.47	1,769,537
01/01/2007 to 12/31/2007	$10.47	$11.44	5,157,791
01/01/2008 to 12/31/2008	$11.44	$6.66	3,829,146
01/01/2009 to 12/31/2009	$6.66	$8.23	5,204,497
01/01/2010 to 12/31/2010	$8.23	$9.62	5,616,589
01/01/2011 to 12/31/2011	$9.62	$8.85	4,397,642
01/01/2012 to 12/31/2012	$8.85	$9.81	4,436,742
01/01/2013 to 12/31/2013	$9.81	$11.27	3,476,443
01/01/2014 to 12/31/2014	$11.27	$12.08	2,128,766
01/01/2015 to 12/31/2015	$12.08	$11.78	1,263,634

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
01/01/2006 to 12/31/2006	$11.59	$12.81	5,949
01/01/2007 to 12/31/2007	$12.81	$12.83	3,123
01/01/2008 to 12/31/2008	$12.83	$7.72	2,992
01/01/2009 to 12/31/2009	$7.72	$9.23	8,465
01/01/2010 to 12/31/2010	$9.23	$10.42	21,911
01/01/2011 to 12/31/2011	$10.42	$10.58	10,406
01/01/2012 to 12/31/2012	$10.58	$12.34	25,171
01/01/2013 to 12/31/2013	$12.34	$16.04	4,391
01/01/2014 to 12/31/2014	$16.04	$18.45	20,284
01/01/2015 to 12/31/2015	$18.45	$18.67	7,899

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.89	4,963
01/01/2012 to 12/31/2012	$8.89	$9.87	13,850
01/01/2013 to 12/31/2013	$9.87	$11.86	12,317
01/01/2014 to 12/31/2014	$11.86	$12.40	6,410
01/01/2015 to 12/31/2015	$12.40	$12.18	4,761

AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.04	84,019
01/01/2008 to 12/31/2008	$10.04	$7.14	499,384
01/01/2009 to 12/31/2009	$7.14	$8.64	851,958
01/01/2010 to 12/31/2010	$8.64	$9.49	1,130,970
01/01/2011 to 12/31/2011	$9.49	$9.15	846,216
01/01/2012 to 12/31/2012	$9.15	$9.90	895,359
01/01/2013 to 12/31/2013	$9.90	$10.93	599,342
01/01/2014 to 12/31/2014	$10.93	$11.28	507,652
01/01/2015 to 12/31/2015	$11.28	$11.05	332,062

AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.50	35,672
01/01/2008 to 12/31/2008	$11.50	$7.32	351,967
01/01/2009 to 12/31/2009	$7.32	$9.11	638,274
01/01/2010 to 12/31/2010	$9.11	$10.22	882,798
01/01/2011 to 12/31/2011	$10.22	$9.79	816,199
01/01/2012 to 12/31/2012	$9.79	$11.14	924,988
01/01/2013 to 12/31/2013	$11.14	$12.91	800,574
01/01/2014 to 12/31/2014	$12.91	$13.36	663,729
01/01/2015 to 12/31/2015	$13.36	$13.04	773,214

AST Schroders Multi-Asset World Strategies Portfolio
01/01/2006 to 12/31/2006	$11.36	$12.23	2,809
01/01/2007 to 12/31/2007	$12.23	$13.07	122,554
01/01/2008 to 12/31/2008	$13.07	$8.96	213,331
01/01/2009 to 12/31/2009	$8.96	$11.20	2,422,768
01/01/2010 to 12/31/2010	$11.20	$12.29	5,181,426
01/01/2011 to 12/31/2011	$12.29	$11.66	2,892,643
01/01/2012 to 12/31/2012	$11.66	$12.72	3,120,621
01/01/2013 to 12/31/2013	$12.72	$14.28	1,761,724
01/01/2014 to 12/31/2014	$14.28	$14.44	980,010
01/01/2015 to 10/16/2015	$14.44	$14.02	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$13.69	$15.17	537,848
01/01/2007 to 12/31/2007	$15.17	$16.55	523,720
01/01/2008 to 12/31/2008	$16.55	$9.08	561,110
01/01/2009 to 12/31/2009	$9.08	$11.83	553,070
01/01/2010 to 12/31/2010	$11.83	$15.39	518,785
01/01/2011 to 12/31/2011	$15.39	$13.12	452,643
01/01/2012 to 12/31/2012	$13.12	$15.46	393,728
01/01/2013 to 12/31/2013	$15.46	$21.37	144,315
01/01/2014 to 12/31/2014	$21.37	$22.01	86,738
01/01/2015 to 12/31/2015	$22.01	$21.90	30,303

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$9.36	$10.35	113,301
01/01/2007 to 12/31/2007	$10.35	$10.88	195,793
01/01/2008 to 12/31/2008	$10.88	$6.94	150,961
01/01/2009 to 12/31/2009	$6.94	$9.13	179,179
01/01/2010 to 12/31/2010	$9.13	$12.22	205,878
01/01/2011 to 12/31/2011	$12.22	$11.88	134,536
01/01/2012 to 12/31/2012	$11.88	$13.08	129,577
01/01/2013 to 12/31/2013	$13.08	$17.35	93,745
01/01/2014 to 12/31/2014	$17.35	$17.68	66,248
01/01/2015 to 12/31/2015	$17.68	$17.49	33,060

AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.78	$15.05	664,261
01/01/2007 to 12/31/2007	$15.05	$13.95	770,243
01/01/2008 to 12/31/2008	$13.95	$9.62	674,415
01/01/2009 to 12/31/2009	$9.62	$11.99	681,633
01/01/2010 to 12/31/2010	$11.99	$14.83	624,893
01/01/2011 to 12/31/2011	$14.83	$13.69	542,049
01/01/2012 to 12/31/2012	$13.69	$15.87	480,770
01/01/2013 to 12/31/2013	$15.87	$21.40	176,886
01/01/2014 to 12/31/2014	$21.40	$22.12	95,964
01/01/2015 to 12/31/2015	$22.12	$20.77	30,799

AST T. Rowe Price Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$11.76	$12.98	72,234
01/01/2007 to 12/31/2007	$12.98	$13.54	1,783,891
01/01/2008 to 12/31/2008	$13.54	$9.84	1,299,624
01/01/2009 to 12/31/2009	$9.84	$11.99	1,871,440
01/01/2010 to 12/31/2010	$11.99	$13.13	2,559,977
01/01/2011 to 12/31/2011	$13.13	$13.14	2,067,769
01/01/2012 to 12/31/2012	$13.14	$14.64	2,452,046
01/01/2013 to 12/31/2013	$14.64	$16.79	1,980,229
01/01/2014 to 12/31/2014	$16.79	$17.45	1,534,724
01/01/2015 to 12/31/2015	$17.45	$17.13	696,062

AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$12.39	$14.75	421,727
01/01/2007 to 12/31/2007	$14.75	$13.96	665,370
01/01/2008 to 12/31/2008	$13.96	$7.96	562,143
01/01/2009 to 12/31/2009	$7.96	$9.68	571,935
01/01/2010 to 12/31/2010	$9.68	$10.76	566,616
01/01/2011 to 12/31/2011	$10.76	$10.38	482,133
01/01/2012 to 12/31/2012	$10.38	$11.95	467,622
01/01/2013 to 12/31/2013	$11.95	$15.21	337,245
01/01/2014 to 12/31/2014	$15.21	$16.04	167,250
01/01/2015 to 10/16/2015	$16.04	$14.85	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.18	$12.63	466,166
01/01/2007 to 12/31/2007	$12.63	$13.41	882,598
01/01/2008 to 12/31/2008	$13.41	$7.82	848,452
01/01/2009 to 12/31/2009	$7.82	$11.78	944,726
01/01/2010 to 12/31/2010	$11.78	$13.39	825,379
01/01/2011 to 12/31/2011	$13.39	$12.92	683,116
01/01/2012 to 12/31/2012	$12.92	$14.91	615,360
01/01/2013 to 12/31/2013	$14.91	$21.07	886,699
01/01/2014 to 12/31/2014	$21.07	$22.41	741,733
01/01/2015 to 12/31/2015	$22.41	$24.10	408,258

AST T. Rowe Price Natural Resources Portfolio
01/01/2006 to 12/31/2006	$18.67	$21.23	5,945
01/01/2007 to 12/31/2007	$21.23	$29.28	10,031
01/01/2008 to 12/31/2008	$29.28	$14.37	9,508
01/01/2009 to 12/31/2009	$14.37	$21.07	73,392
01/01/2010 to 12/31/2010	$21.07	$24.91	86,259
01/01/2011 to 12/31/2011	$24.91	$20.80	34,549
01/01/2012 to 12/31/2012	$20.80	$21.15	36,706
01/01/2013 to 12/31/2013	$21.15	$23.96	23,168
01/01/2014 to 12/31/2014	$23.96	$21.55	21,938
01/01/2015 to 12/31/2015	$21.55	$17.08	15,296

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$10.34	$10.79	691,404
01/01/2007 to 12/31/2007	$10.79	$11.61	577,877
01/01/2008 to 12/31/2008	$11.61	$11.11	334,497
01/01/2009 to 12/31/2009	$11.11	$12.23	436,052
01/01/2010 to 12/31/2010	$12.23	$12.69	433,698
01/01/2011 to 12/31/2011	$12.69	$12.97	347,478
01/01/2012 to 12/31/2012	$12.97	$13.40	337,850
01/01/2013 to 12/31/2013	$13.40	$12.66	40,799
01/01/2014 to 12/31/2014	$12.66	$12.49	27,559
01/01/2015 to 12/31/2015	$12.49	$11.70	23,148

AST Wellington Management Hedged Equity Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.35	10,630
01/01/2007 to 12/31/2007	$11.35	$12.20	10,630
01/01/2008 to 12/31/2008	$12.20	$6.91	5,398
01/01/2009 to 12/31/2009	$6.91	$8.71	242,509
01/01/2010 to 12/31/2010	$8.71	$9.80	233,987
01/01/2011 to 12/31/2011	$9.80	$9.28	144,693
01/01/2012 to 12/31/2012	$9.28	$10.12	204,669
01/01/2013 to 12/31/2013	$10.12	$11.96	216,871
01/01/2014 to 12/31/2014	$11.96	$12.39	226,380
01/01/2015 to 12/31/2015	$12.39	$12.08	121,522

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	446,352
01/01/2008 to 12/31/2008	$9.98	$9.28	781,944
01/01/2009 to 12/31/2009	$9.28	$10.17	625,127
01/01/2010 to 12/31/2010	$10.17	$10.76	759,002
01/01/2011 to 12/31/2011	$10.76	$11.20	654,564
01/01/2012 to 12/31/2012	$11.20	$11.85	676,627
01/01/2013 to 12/31/2013	$11.85	$11.46	1,496,187
01/01/2014 to 12/31/2014	$11.46	$12.06	1,570,120
01/01/2015 to 12/31/2015	$12.06	$11.98	1,047,515

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Evergreen VA Growth Fund
01/01/2006 to 12/31/2006	$11.42	$12.45	75
01/01/2007 to 12/31/2007	$12.45	$13.57	0
01/01/2008 to 12/31/2008	$13.57	$7.84	0
01/01/2009 to 12/31/2009	$7.84	$10.75	936
01/01/2010 to 07/16/2010	$10.75	$10.52	0

Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$13.92	$16.83	56
01/01/2007 to 12/31/2007	$16.83	$18.99	996
01/01/2008 to 12/31/2008	$18.99	$10.91	204
01/01/2009 to 12/31/2009	$10.91	$12.41	11,436
01/01/2010 to 07/16/2010	$12.41	$11.78	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$11.22	$11.67	3,528
01/01/2007 to 12/31/2007	$11.67	$12.83	3,526
01/01/2008 to 12/31/2008	$12.83	$9.16	3,195
01/01/2009 to 12/31/2009	$9.16	$12.95	19,581
01/01/2010 to 07/16/2010	$12.95	$12.08	0

First Trust Target Focus Four Portfolio
01/28/2008* to 12/31/2008	$10.21	$6.10	206
01/01/2009 to 12/31/2009	$6.10	$7.72	33,417
01/01/2010 to 12/31/2010	$7.72	$9.01	32,892
01/01/2011 to 12/31/2011	$9.01	$7.88	10,619
01/01/2012 to 12/31/2012	$7.88	$8.80	15,319
01/01/2013 to 12/31/2013	$8.80	$11.33	21,764
01/01/2014 to 04/25/2014	$11.33	$11.67	0

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.63	305,125
01/01/2009 to 12/31/2009	$6.63	$8.47	1,287,613
01/01/2010 to 12/31/2010	$8.47	$9.16	2,671,124
01/01/2011 to 12/31/2011	$9.16	$8.84	1,664,950
01/01/2012 to 09/21/2012	$8.84	$9.89	0

Global Dividend Target 15 Portfolio
01/01/2006 to 12/31/2006	$12.80	$17.39	4,502
01/01/2007 to 12/31/2007	$17.39	$19.34	9,845
01/01/2008 to 12/31/2008	$19.34	$10.86	8,757
01/01/2009 to 12/31/2009	$10.86	$15.04	12,154
01/01/2010 to 12/31/2010	$15.04	$16.20	11,173
01/01/2011 to 12/31/2011	$16.20	$14.71	9,120
01/01/2012 to 12/31/2012	$14.71	$18.09	5,570
01/01/2013 to 12/31/2013	$18.09	$20.31	897
01/01/2014 to 04/25/2014	$20.31	$19.86	0

Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.16	7,475
01/01/2012 to 04/27/2012	$8.16	$9.24	0

Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.11	8,730
01/01/2012 to 12/31/2012	$9.11	$10.61	23,384
01/01/2013 to 12/31/2013	$10.61	$13.65	6,144
01/01/2014 to 12/31/2014	$13.65	$15.12	6,924
01/01/2015 to 12/31/2015	$15.12	$15.14	5,302

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Dynamics Fund - Series I
01/01/2006 to 12/31/2006	$12.74	$14.52	98
01/01/2007 to 12/31/2007	$14.52	$15.99	93
01/01/2008 to 12/31/2008	$15.99	$8.15	253
01/01/2009 to 12/31/2009	$8.15	$11.39	9,987
01/01/2010 to 12/31/2010	$11.39	$13.85	11,880
01/01/2011 to 04/29/2011	$13.85	$15.41	0

Invesco V.I. Financial Services Fund - Series I
01/01/2006 to 12/31/2006	$11.61	$13.27	1,729
01/01/2007 to 12/31/2007	$13.27	$10.13	2,051
01/01/2008 to 12/31/2008	$10.13	$4.03	3,007
01/01/2009 to 12/31/2009	$4.03	$5.04	23,722
01/01/2010 to 12/31/2010	$5.04	$5.46	21,177
01/01/2011 to 04/29/2011	$5.46	$5.76	0

Invesco V.I. Global Health Care Fund - Series I
01/01/2006 to 12/31/2006	$12.17	$12.57	931
01/01/2007 to 12/31/2007	$12.57	$13.80	862
01/01/2008 to 12/31/2008	$13.80	$9.67	920
01/01/2009 to 12/31/2009	$9.67	$12.12	11,306
01/01/2010 to 12/31/2010	$12.12	$12.52	12,014
01/01/2011 to 12/31/2011	$12.52	$12.78	4,455
01/01/2012 to 12/31/2012	$12.78	$15.16	3,847
01/01/2013 to 12/31/2013	$15.16	$20.92	2,638
01/01/2014 to 12/31/2014	$20.92	$24.57	2,789
01/01/2015 to 12/31/2015	$24.57	$24.87	1,220

Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.75	6,134
01/01/2013 to 12/31/2013	$9.75	$13.12	4,764
01/01/2014 to 12/31/2014	$13.12	$13.91	4,801
01/01/2015 to 12/31/2015	$13.91	$13.81	3,123

Invesco V.I. Technology Fund - Series I
06/30/2008* to 12/31/2008	$9.92	$6.21	0
01/01/2009 to 12/31/2009	$6.21	$9.60	0
01/01/2010 to 12/31/2010	$9.60	$11.43	0
01/01/2011 to 12/31/2011	$11.43	$10.65	0
01/01/2012 to 12/31/2012	$10.65	$11.63	0
01/01/2013 to 12/31/2013	$11.63	$14.29	0
01/01/2014 to 12/31/2014	$14.29	$15.57	0
01/01/2015 to 12/31/2015	$15.57	$16.32	0

NVIT Developing Markets Fund
01/01/2006 to 12/31/2006	$16.53	$21.84	4,933
01/01/2007 to 12/31/2007	$21.84	$30.76	7,149
01/01/2008 to 12/31/2008	$30.76	$12.72	5,435
01/01/2009 to 12/31/2009	$12.72	$20.25	50,335
01/01/2010 to 12/31/2010	$20.25	$23.09	36,681
01/01/2011 to 12/31/2011	$23.09	$17.58	12,476
01/01/2012 to 12/31/2012	$17.58	$20.15	13,813
01/01/2013 to 12/31/2013	$20.15	$19.79	5,715
01/01/2014 to 12/31/2014	$19.79	$18.29	8,687
01/01/2015 to 12/31/2015	$18.29	$15.02	5,634

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Asia 30
01/01/2006 to 12/31/2006	$11.95	$16.34	581
01/01/2007 to 12/31/2007	$16.34	$23.69	3,541
01/01/2008 to 12/31/2008	$23.69	$11.43	3,372
01/01/2009 to 12/31/2009	$11.43	$17.30	3,666
01/01/2010 to 12/31/2010	$17.30	$19.34	1,810
01/01/2011 to 12/31/2011	$19.34	$13.86	0
01/01/2012 to 12/31/2012	$13.86	$15.71	0
01/01/2013 to 12/31/2013	$15.71	$17.73	0
01/01/2014 to 12/31/2014	$17.73	$17.13	0
01/01/2015 to 12/31/2015	$17.13	$15.23	0

ProFund VP Banks
01/01/2006 to 12/31/2006	$11.41	$12.92	0
01/01/2007 to 12/31/2007	$12.92	$9.22	0
01/01/2008 to 12/31/2008	$9.22	$4.80	794
01/01/2009 to 12/31/2009	$4.80	$4.52	6,759
01/01/2010 to 12/31/2010	$4.52	$4.80	2,650
01/01/2011 to 12/31/2011	$4.80	$3.45	2,650
01/01/2012 to 12/31/2012	$3.45	$4.52	0
01/01/2013 to 12/31/2013	$4.52	$5.92	0
01/01/2014 to 12/31/2014	$5.92	$6.41	0
01/01/2015 to 12/31/2015	$6.41	$6.27	0

ProFund VP Basic Materials
01/01/2006 to 12/31/2006	$12.57	$14.24	0
01/01/2007 to 12/31/2007	$14.24	$18.27	0
01/01/2008 to 12/31/2008	$18.27	$8.71	6
01/01/2009 to 12/31/2009	$8.71	$13.88	4,873
01/01/2010 to 12/31/2010	$13.88	$17.67	2,017
01/01/2011 to 12/31/2011	$17.67	$14.54	846
01/01/2012 to 12/31/2012	$14.54	$15.49	166
01/01/2013 to 12/31/2013	$15.49	$18.00	165
01/01/2014 to 12/31/2014	$18.00	$17.96	127
01/01/2015 to 12/31/2015	$17.96	$15.18	0

ProFund VP Bear
01/01/2006 to 12/31/2006	$7.93	$7.20	1,252
01/01/2007 to 12/31/2007	$7.20	$7.11	0
01/01/2008 to 12/31/2008	$7.11	$9.76	3,664
01/01/2009 to 12/31/2009	$9.76	$6.91	1,459
01/01/2010 to 12/31/2010	$6.91	$5.57	2,823
01/01/2011 to 12/31/2011	$5.57	$4.99	2,544
01/01/2012 to 12/31/2012	$4.99	$4.08	0
01/01/2013 to 12/31/2013	$4.08	$2.94	0
01/01/2014 to 12/31/2014	$2.94	$2.48	0
01/01/2015 to 12/31/2015	$2.48	$2.31	0

ProFund VP Bull
01/01/2006 to 12/31/2006	$11.40	$12.72	39
01/01/2007 to 12/31/2007	$12.72	$12.93	10,647
01/01/2008 to 12/31/2008	$12.93	$7.91	39
01/01/2009 to 12/31/2009	$7.91	$9.65	1,122
01/01/2010 to 12/31/2010	$9.65	$10.66	1,124
01/01/2011 to 12/31/2011	$10.66	$10.47	128
01/01/2012 to 12/31/2012	$10.47	$11.70	1,293
01/01/2013 to 12/31/2013	$11.70	$14.90	0
01/01/2014 to 12/31/2014	$14.90	$16.30	0
01/01/2015 to 12/31/2015	$16.30	$15.93	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Consumer Goods Portfolio
01/01/2006 to 12/31/2006	$11.20	$12.38	0
01/01/2007 to 12/31/2007	$12.38	$13.08	0
01/01/2008 to 12/31/2008	$13.08	$9.41	0
01/01/2009 to 12/31/2009	$9.41	$11.22	2,034
01/01/2010 to 12/31/2010	$11.22	$12.93	12,383
01/01/2011 to 12/31/2011	$12.93	$13.57	1,959
01/01/2012 to 12/31/2012	$13.57	$14.77	483
01/01/2013 to 12/31/2013	$14.77	$18.62	1,048
01/01/2014 to 12/31/2014	$18.62	$20.14	485
01/01/2015 to 12/31/2015	$20.14	$20.59	0

ProFund VP Consumer Services
01/01/2006 to 12/31/2006	$10.06	$11.05	0
01/01/2007 to 12/31/2007	$11.05	$9.95	0
01/01/2008 to 12/31/2008	$9.95	$6.70	1,508
01/01/2009 to 12/31/2009	$6.70	$8.61	439
01/01/2010 to 12/31/2010	$8.61	$10.25	1,778
01/01/2011 to 12/31/2011	$10.25	$10.62	638
01/01/2012 to 12/31/2012	$10.62	$12.72	867
01/01/2013 to 12/31/2013	$12.72	$17.47	992
01/01/2014 to 12/31/2014	$17.47	$19.28	0
01/01/2015 to 12/31/2015	$19.28	$19.81	0

ProFund VP Europe 30
01/01/2006 to 12/31/2006	$13.21	$15.24	139
01/01/2007 to 12/31/2007	$15.24	$17.14	986
01/01/2008 to 12/31/2008	$17.14	$9.42	2,478
01/01/2009 to 12/31/2009	$9.42	$12.23	5,798
01/01/2010 to 12/31/2010	$12.23	$12.32	3,273
01/01/2011 to 12/31/2011	$12.32	$11.02	1,330
01/01/2012 to 12/31/2012	$11.02	$12.61	202
01/01/2013 to 12/31/2013	$12.61	$15.05	0
01/01/2014 to 12/31/2014	$15.05	$13.50	0
01/01/2015 to 12/31/2015	$13.50	$11.80	0

ProFund VP Financials
01/01/2006 to 12/31/2006	$11.55	$13.31	0
01/01/2007 to 12/31/2007	$13.31	$10.56	0
01/01/2008 to 12/31/2008	$10.56	$5.13	779
01/01/2009 to 12/31/2009	$5.13	$5.79	5,676
01/01/2010 to 12/31/2010	$5.79	$6.30	2,278
01/01/2011 to 12/31/2011	$6.30	$5.33	2,292
01/01/2012 to 12/31/2012	$5.33	$6.53	22
01/01/2013 to 12/31/2013	$6.53	$8.46	10
01/01/2014 to 12/31/2014	$8.46	$9.37	419
01/01/2015 to 12/31/2015	$9.37	$9.06	0

ProFund VP Health Care
01/01/2006 to 12/31/2006	$11.14	$11.51	286
01/01/2007 to 12/31/2007	$11.51	$12.04	0
01/01/2008 to 12/31/2008	$12.04	$8.95	677
01/01/2009 to 12/31/2009	$8.95	$10.50	3,940
01/01/2010 to 12/31/2010	$10.50	$10.60	1,682
01/01/2011 to 12/31/2011	$10.60	$11.45	1,829
01/01/2012 to 12/31/2012	$11.45	$13.20	812
01/01/2013 to 12/31/2013	$13.20	$18.10	1,976
01/01/2014 to 12/31/2014	$18.10	$21.98	3,168
01/01/2015 to 12/31/2015	$21.98	$22.66	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Industrials
01/01/2006 to 12/31/2006	$12.21	$13.38	0
01/01/2007 to 12/31/2007	$13.38	$14.67	0
01/01/2008 to 12/31/2008	$14.67	$8.57	0
01/01/2009 to 12/31/2009	$8.57	$10.44	314
01/01/2010 to 12/31/2010	$10.44	$12.68	1,399
01/01/2011 to 12/31/2011	$12.68	$12.22	0
01/01/2012 to 12/31/2012	$12.22	$13.89	160
01/01/2013 to 12/31/2013	$13.89	$18.84	203
01/01/2014 to 12/31/2014	$18.84	$19.52	0
01/01/2015 to 12/31/2015	$19.52	$18.50	0

ProFund VP Japan
01/01/2006 to 12/31/2006	$14.48	$15.75	816
01/01/2007 to 12/31/2007	$15.75	$13.91	461
01/01/2008 to 12/31/2008	$13.91	$8.08	1,781
01/01/2009 to 12/31/2009	$8.08	$8.75	461
01/01/2010 to 12/31/2010	$8.75	$8.03	0
01/01/2011 to 12/31/2011	$8.03	$6.42	0
01/01/2012 to 12/31/2012	$6.42	$7.74	302
01/01/2013 to 12/31/2013	$7.74	$11.27	0
01/01/2014 to 12/31/2014	$11.27	$11.41	0
01/01/2015 to 12/31/2015	$11.41	$11.85	0

ProFund VP Large-Cap Growth
01/01/2006 to 12/31/2006	$10.28	$11.00	897
01/01/2007 to 12/31/2007	$11.00	$11.55	2,312
01/01/2008 to 12/31/2008	$11.55	$7.31	3,298
01/01/2009 to 12/31/2009	$7.31	$9.31	51,110
01/01/2010 to 12/31/2010	$9.31	$10.34	3,631
01/01/2011 to 12/31/2011	$10.34	$10.46	3,531
01/01/2012 to 12/31/2012	$10.46	$11.58	35
01/01/2013 to 12/31/2013	$11.58	$14.85	52
01/01/2014 to 12/31/2014	$14.85	$16.46	124
01/01/2015 to 12/31/2015	$16.46	$16.76	30

ProFund VP Large-Cap Value
01/01/2006 to 12/31/2006	$10.48	$12.21	1,077
01/01/2007 to 12/31/2007	$12.21	$12.00	7,562
01/01/2008 to 12/31/2008	$12.00	$7.01	2,644
01/01/2009 to 12/31/2009	$7.01	$8.22	2,926
01/01/2010 to 12/31/2010	$8.22	$9.11	2,941
01/01/2011 to 12/31/2011	$9.11	$8.83	2,775
01/01/2012 to 12/31/2012	$8.83	$10.00	0
01/01/2013 to 12/31/2013	$10.00	$12.75	0
01/01/2014 to 12/31/2014	$12.75	$13.82	0
01/01/2015 to 12/31/2015	$13.82	$12.93	0

ProFund VP Mid-Cap Growth
01/01/2006 to 12/31/2006	$12.20	$12.45	87
01/01/2007 to 12/31/2007	$12.45	$13.66	1,155
01/01/2008 to 12/31/2008	$13.66	$8.20	1,916
01/01/2009 to 12/31/2009	$8.20	$11.13	3,723
01/01/2010 to 12/31/2010	$11.13	$14.03	7,062
01/01/2011 to 12/31/2011	$14.03	$13.38	677
01/01/2012 to 12/31/2012	$13.38	$15.15	0
01/01/2013 to 12/31/2013	$15.15	$19.40	0
01/01/2014 to 12/31/2014	$19.40	$20.17	0
01/01/2015 to 12/31/2015	$20.17	$19.85	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Value
01/01/2006 to 12/31/2006	$13.10	$14.44	212
01/01/2007 to 12/31/2007	$14.44	$14.31	5,091
01/01/2008 to 12/31/2008	$14.31	$8.95	1,580
01/01/2009 to 12/31/2009	$8.95	$11.49	1,560
01/01/2010 to 12/31/2010	$11.49	$13.59	1,743
01/01/2011 to 12/31/2011	$13.59	$12.81	0
01/01/2012 to 12/31/2012	$12.81	$14.66	162
01/01/2013 to 12/31/2013	$14.66	$19.01	0
01/01/2014 to 12/31/2014	$19.01	$20.56	0
01/01/2015 to 12/31/2015	$20.56	$18.52	0

ProFund VP NASDAQ-100
01/01/2006 to 12/31/2006	$10.79	$11.17	0
01/01/2007 to 12/31/2007	$11.17	$12.89	639
01/01/2008 to 12/31/2008	$12.89	$7.28	0
01/01/2009 to 12/31/2009	$7.28	$10.86	5,317
01/01/2010 to 12/31/2010	$10.86	$12.60	1,805
01/01/2011 to 12/31/2011	$12.60	$12.55	762
01/01/2012 to 12/31/2012	$12.55	$14.31	0
01/01/2013 to 12/31/2013	$14.31	$18.86	0
01/01/2014 to 12/31/2014	$18.86	$21.66	0
01/01/2015 to 12/31/2015	$21.66	$22.85	0

ProFund VP Oil & Gas
01/01/2006 to 12/31/2006	$17.87	$21.16	1,664
01/01/2007 to 12/31/2007	$21.16	$27.52	2,848
01/01/2008 to 12/31/2008	$27.52	$17.03	2,854
01/01/2009 to 12/31/2009	$17.03	$19.30	1,625
01/01/2010 to 12/31/2010	$19.30	$22.31	1,964
01/01/2011 to 12/31/2011	$22.31	$22.39	1,410
01/01/2012 to 12/31/2012	$22.39	$22.61	827
01/01/2013 to 12/31/2013	$22.61	$27.54	796
01/01/2014 to 12/31/2014	$27.54	$24.09	116
01/01/2015 to 12/31/2015	$24.09	$18.12	0

ProFund VP Pharmaceuticals
01/01/2006 to 12/31/2006	$8.95	$9.86	1,227
01/01/2007 to 12/31/2007	$9.86	$9.90	0
01/01/2008 to 12/31/2008	$9.90	$7.82	2,637
01/01/2009 to 12/31/2009	$7.82	$8.97	3,828
01/01/2010 to 12/31/2010	$8.97	$8.85	401
01/01/2011 to 12/31/2011	$8.85	$10.09	213
01/01/2012 to 12/31/2012	$10.09	$11.07	0
01/01/2013 to 12/31/2013	$11.07	$14.31	0
01/01/2014 to 12/31/2014	$14.31	$16.76	0
01/01/2015 to 12/31/2015	$16.76	$17.18	0

ProFund VP Precious Metals
01/01/2006 to 12/31/2006	$12.68	$13.36	72
01/01/2007 to 12/31/2007	$13.36	$16.05	0
01/01/2008 to 12/31/2008	$16.05	$10.91	1,003
01/01/2009 to 12/31/2009	$10.91	$14.49	1,562
01/01/2010 to 12/31/2010	$14.49	$18.91	2,072
01/01/2011 to 12/31/2011	$18.91	$14.99	95
01/01/2012 to 12/31/2012	$14.99	$12.57	88
01/01/2013 to 12/31/2013	$12.57	$7.66	87
01/01/2014 to 12/31/2014	$7.66	$5.72	0
01/01/2015 to 12/31/2015	$5.72	$3.77	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Real Estate
01/01/2006 to 12/31/2006	$13.75	$17.89	53
01/01/2007 to 12/31/2007	$17.89	$14.11	179
01/01/2008 to 12/31/2008	$14.11	$8.14	0
01/01/2009 to 12/31/2009	$8.14	$10.21	2,460
01/01/2010 to 12/31/2010	$10.21	$12.50	2
01/01/2011 to 12/31/2011	$12.50	$12.85	792
01/01/2012 to 12/31/2012	$12.85	$14.78	7
01/01/2013 to 12/31/2013	$14.78	$14.52	0
01/01/2014 to 12/31/2014	$14.52	$17.81	225
01/01/2015 to 12/31/2015	$17.81	$17.54	0

ProFund VP Rising Rates Opportunity
01/01/2006 to 12/31/2006	$7.55	$8.16	2,780
01/01/2007 to 12/31/2007	$8.16	$7.59	0
01/01/2008 to 12/31/2008	$7.59	$4.62	15
01/01/2009 to 12/31/2009	$4.62	$6.00	27
01/01/2010 to 12/31/2010	$6.00	$4.94	1,041
01/01/2011 to 12/31/2011	$4.94	$3.03	323
01/01/2012 to 12/31/2012	$3.03	$2.77	0
01/01/2013 to 12/31/2013	$2.77	$3.17	0
01/01/2014 to 12/31/2014	$3.17	$2.17	0
01/01/2015 to 12/31/2015	$2.17	$2.09	0

ProFund VP Short NASDAQ-100
01/01/2006 to 12/31/2006	$8.20	$7.94	0
01/01/2007 to 12/31/2007	$7.94	$6.89	0
01/01/2008 to 12/31/2008	$6.89	$10.02	0
01/01/2009 to 12/31/2009	$10.02	$5.84	0
01/01/2010 to 12/31/2010	$5.84	$4.51	0
01/01/2011 to 12/31/2011	$4.51	$3.97	0
01/01/2012 to 12/31/2012	$3.97	$3.16	0
01/01/2013 to 12/31/2013	$3.16	$2.19	0
01/01/2014 to 12/31/2014	$2.19	$1.73	0
01/01/2015 to 12/31/2015	$1.73	$1.48	0

ProFund VP Small-Cap Growth
01/01/2006 to 12/31/2006	$12.97	$13.83	722
01/01/2007 to 12/31/2007	$13.83	$14.13	426
01/01/2008 to 12/31/2008	$14.13	$9.15	485
01/01/2009 to 12/31/2009	$9.15	$11.33	3,522
01/01/2010 to 12/31/2010	$11.33	$13.98	3,696
01/01/2011 to 12/31/2011	$13.98	$13.89	857
01/01/2012 to 12/31/2012	$13.89	$15.34	0
01/01/2013 to 12/31/2013	$15.34	$21.14	751
01/01/2014 to 12/31/2014	$21.14	$21.20	152
01/01/2015 to 12/31/2015	$21.20	$21.05	0

ProFund VP Small-Cap Value
01/01/2006 to 12/31/2006	$12.85	$14.81	1,531
01/01/2007 to 12/31/2007	$14.81	$13.49	599
01/01/2008 to 12/31/2008	$13.49	$9.18	44
01/01/2009 to 12/31/2009	$9.18	$10.84	527
01/01/2010 to 12/31/2010	$10.84	$12.99	292
01/01/2011 to 12/31/2011	$12.99	$12.23	0
01/01/2012 to 12/31/2012	$12.23	$13.94	0
01/01/2013 to 12/31/2013	$13.94	$18.84	0
01/01/2014 to 12/31/2014	$18.84	$19.57	0
01/01/2015 to 12/31/2015	$19.57	$17.62	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Telecommunications
01/01/2006 to 12/31/2006	$11.54	$15.22	546
01/01/2007 to 12/31/2007	$15.22	$16.19	0
01/01/2008 to 12/31/2008	$16.19	$10.42	2,926
01/01/2009 to 12/31/2009	$10.42	$10.97	0
01/01/2010 to 12/31/2010	$10.97	$12.46	3,004
01/01/2011 to 12/31/2011	$12.46	$12.46	631
01/01/2012 to 12/31/2012	$12.46	$14.25	1,052
01/01/2013 to 12/31/2013	$14.25	$15.67	0
01/01/2014 to 12/31/2014	$15.67	$15.47	0
01/01/2015 to 12/31/2015	$15.47	$15.41	0

ProFund VP U.S. Government Plus
01/01/2006 to 12/31/2006	$11.61	$10.88	1
01/01/2007 to 12/31/2007	$10.88	$11.76	3,226
01/01/2008 to 12/31/2008	$11.76	$17.28	1,995
01/01/2009 to 12/31/2009	$17.28	$11.43	684
01/01/2010 to 12/31/2010	$11.43	$12.35	228
01/01/2011 to 12/31/2011	$12.35	$17.40	100
01/01/2012 to 12/31/2012	$17.40	$17.24	0
01/01/2013 to 12/31/2013	$17.24	$13.69	0
01/01/2014 to 12/31/2014	$13.69	$18.33	0
01/01/2015 to 12/31/2015	$18.33	$16.97	0

ProFund VP UltraMid-Cap
01/01/2006 to 12/31/2006	$16.11	$17.50	1,556
01/01/2007 to 12/31/2007	$17.50	$18.20	2,588
01/01/2008 to 12/31/2008	$18.20	$5.81	2,582
01/01/2009 to 12/31/2009	$5.81	$9.45	7,553
01/01/2010 to 12/31/2010	$9.45	$13.89	6,107
01/01/2011 to 12/31/2011	$13.89	$11.77	575
01/01/2012 to 12/31/2012	$11.77	$15.30	335
01/01/2013 to 12/31/2013	$15.30	$25.63	0
01/01/2014 to 12/31/2014	$25.63	$29.01	0
01/01/2015 to 12/31/2015	$29.01	$25.87	0

ProFund VP Utilities
01/01/2006 to 12/31/2006	$13.95	$16.32	1,216
01/01/2007 to 12/31/2007	$16.32	$18.55	1,854
01/01/2008 to 12/31/2008	$18.55	$12.62	1,387
01/01/2009 to 12/31/2009	$12.62	$13.72	2,517
01/01/2010 to 12/31/2010	$13.72	$14.26	2,073
01/01/2011 to 12/31/2011	$14.26	$16.45	1,294
01/01/2012 to 12/31/2012	$16.45	$16.17	772
01/01/2013 to 12/31/2013	$16.17	$17.98	1,328
01/01/2014 to 12/31/2014	$17.98	$22.22	2,511
01/01/2015 to 12/31/2015	$22.22	$20.41	128

Prudential SP International Growth Portfolio
01/01/2006 to 12/31/2006	$12.03	$14.29	380
01/01/2007 to 12/31/2007	$14.29	$16.76	341
01/01/2008 to 12/31/2008	$16.76	$8.18	475
01/01/2009 to 12/31/2009	$8.18	$11.01	2,161
01/01/2010 to 12/31/2010	$11.01	$12.32	2,506
01/01/2011 to 12/31/2011	$12.32	$10.29	533
01/01/2012 to 12/31/2012	$10.29	$12.36	501
01/01/2013 to 12/31/2013	$12.36	$14.42	262
01/01/2014 to 12/31/2014	$14.42	$13.34	0
01/01/2015 to 12/31/2015	$13.34	$13.54	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
S&P Target 24 Portfolio
01/01/2006 to 12/31/2006	$10.97	$11.08	2,355
01/01/2007 to 12/31/2007	$11.08	$11.33	2,021
01/01/2008 to 12/31/2008	$11.33	$8.02	1,937
01/01/2009 to 12/31/2009	$8.02	$8.95	14,836
01/01/2010 to 12/31/2010	$8.95	$10.48	13,458
01/01/2011 to 12/31/2011	$10.48	$11.17	6,864
01/01/2012 to 12/31/2012	$11.17	$12.00	7,110
01/01/2013 to 12/31/2013	$12.00	$16.74	7,347
01/01/2014 to 04/25/2014	$16.74	$16.50	0

Target Managed VIP Portfolio
01/01/2006 to 12/31/2006	$11.90	$13.03	21,722
01/01/2007 to 12/31/2007	$13.03	$14.00	15,407
01/01/2008 to 12/31/2008	$14.00	$7.58	19,922
01/01/2009 to 12/31/2009	$7.58	$8.41	24,823
01/01/2010 to 12/31/2010	$8.41	$9.83	14,480
01/01/2011 to 12/31/2011	$9.83	$9.49	4,603
01/01/2012 to 12/31/2012	$9.49	$10.52	4,908
01/01/2013 to 12/31/2013	$10.52	$14.03	1,553
01/01/2014 to 04/25/2014	$14.03	$13.93	0

The DOW DART 10 Portfolio
01/01/2006 to 12/31/2006	$9.94	$12.25	2,809
01/01/2007 to 12/31/2007	$12.25	$12.11	2,170
01/01/2008 to 12/31/2008	$12.11	$8.50	1,989
01/01/2009 to 12/31/2009	$8.50	$9.50	3,706
01/01/2010 to 12/31/2010	$9.50	$10.89	3,420
01/01/2011 to 12/31/2011	$10.89	$11.51	2,461
01/01/2012 to 12/31/2012	$11.51	$12.51	1,823
01/01/2013 to 12/31/2013	$12.51	$16.07	1,864
01/01/2014 to 04/25/2014	$16.07	$15.81	0

The DOW Target Dividend Portfolio
01/01/2006 to 12/31/2006	$9.75	$11.30	776
01/01/2007 to 12/31/2007	$11.30	$11.22	1,132
01/01/2008 to 12/31/2008	$11.22	$6.54	1,187
01/01/2009 to 12/31/2009	$6.54	$7.33	7,434
01/01/2010 to 12/31/2010	$7.33	$8.38	51,564
01/01/2011 to 12/31/2011	$8.38	$8.72	10,668
01/01/2012 to 12/31/2012	$8.72	$9.04	3,907
01/01/2013 to 12/31/2013	$9.04	$11.37	1,027
01/01/2014 to 04/25/2014	$11.37	$11.75	0

Wells Fargo Advantage VT Equity Income
01/01/2006 to 12/31/2006	$12.11	$14.09	0
01/01/2007 to 12/31/2007	$14.09	$14.21	0
01/01/2008 to 12/31/2008	$14.21	$8.86	0
01/01/2009 to 12/31/2009	$8.86	$10.16	2,425
01/01/2010 to 07/16/2010	$10.16	$9.76	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.79	$14.25	13,789
01/01/2011 to 12/31/2011	$14.25	$12.20	5,474
01/01/2012 to 12/31/2012	$12.20	$13.61	3,990
01/01/2013 to 12/31/2013	$13.61	$16.02	4,357
01/01/2014 to 12/31/2014	$16.02	$14.89	3,672
01/01/2015 to 12/31/2015	$14.89	$14.95	1,585

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo VT Intrinsic Value Fund - Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$9.76	$11.36	1,973
01/01/2011 to 12/31/2011	$11.36	$10.91	553
01/01/2012 to 12/31/2012	$10.91	$12.79	935
01/01/2013 to 12/31/2013	$12.79	$16.36	504
01/01/2014 to 12/31/2014	$16.36	$17.71	739
01/01/2015 to 12/31/2015	$17.71	$17.29	408

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.08	$15.23	15,629
01/01/2011 to 12/31/2011	$15.23	$14.14	8,214
01/01/2012 to 12/31/2012	$14.14	$16.76	6,016
01/01/2013 to 12/31/2013	$16.76	$23.07	1,858
01/01/2014 to 12/31/2014	$23.07	$23.57	4,116
01/01/2015 to 12/31/2015	$23.57	$23.51	2,505

Wells Fargo VT Small Cap Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.24	773
01/01/2011 to 12/31/2011	$12.24	$11.49	0
01/01/2012 to 12/31/2012	$11.49	$12.19	0
01/01/2013 to 12/31/2013	$12.19	$18.01	0
01/01/2014 to 12/31/2014	$18.01	$17.39	0
01/01/2015 to 12/31/2015	$17.39	$16.61	0

*	Denotes the start date of these sub-accounts

ASAP III

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with anyone combo 5% or HDV and Gro Plus or HD GRO with DB (2.00%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2006 to 12/31/2006	$10.54	$11.32	0
01/01/2007 to 12/31/2007	$11.32	$11.66	0
01/01/2008 to 12/31/2008	$11.66	$10.90	0
01/01/2009 to 12/31/2009	$10.90	$12.49	0
01/01/2010 to 12/31/2010	$12.49	$14.24	0
01/01/2011 to 12/31/2011	$14.24	$14.34	0
01/01/2012 to 12/31/2012	$14.34	$16.04	0
01/01/2013 to 12/31/2013	$16.04	$17.29	0
01/01/2014 to 12/31/2014	$17.29	$17.34	0
01/01/2015 to 12/31/2015	$17.34	$17.02	0

AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$10.97	5,065,695
01/01/2007 to 12/31/2007	$10.97	$11.74	8,136,541
01/01/2008 to 12/31/2008	$11.74	$7.84	9,400,328
01/01/2009 to 12/31/2009	$7.84	$9.56	11,572,243
01/01/2010 to 12/31/2010	$9.56	$10.49	9,571,229
01/01/2011 to 12/31/2011	$10.49	$10.00	7,458,449
01/01/2012 to 12/31/2012	$10.00	$11.04	6,592,715
01/01/2013 to 12/31/2013	$11.04	$11.89	4,018,651
01/01/2014 to 12/31/2014	$11.89	$12.10	2,611,367
01/01/2015 to 12/31/2015	$12.10	$11.48	1,475,038

AST Advanced Strategies Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.63	1,290,825
01/01/2007 to 12/31/2007	$10.63	$11.41	2,559,214
01/01/2008 to 12/31/2008	$11.41	$7.85	3,903,066
01/01/2009 to 12/31/2009	$7.85	$9.70	4,089,298
01/01/2010 to 12/31/2010	$9.70	$10.81	3,661,891
01/01/2011 to 12/31/2011	$10.81	$10.61	3,108,340
01/01/2012 to 12/31/2012	$10.61	$11.82	2,860,050
01/01/2013 to 12/31/2013	$11.82	$13.50	2,262,276
01/01/2014 to 12/31/2014	$13.50	$14.04	1,616,826
01/01/2015 to 12/31/2015	$14.04	$13.86	906,797

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$14.12	$16.18	278,461
01/01/2007 to 12/31/2007	$16.18	$15.83	367,074
01/01/2008 to 12/31/2008	$15.83	$10.13	432,558
01/01/2009 to 12/31/2009	$10.13	$11.69	495,878
01/01/2010 to 12/31/2010	$11.69	$13.04	325,918
01/01/2011 to 12/31/2011	$13.04	$13.23	289,460
01/01/2012 to 05/04/2012	$13.23	$14.36	0

AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$10.86	1,685,657
01/01/2007 to 12/31/2007	$10.86	$11.61	2,790,774
01/01/2008 to 12/31/2008	$11.61	$8.11	5,528,245
01/01/2009 to 12/31/2009	$8.11	$9.80	8,798,728
01/01/2010 to 12/31/2010	$9.80	$10.79	7,024,050
01/01/2011 to 12/31/2011	$10.79	$10.44	5,182,858
01/01/2012 to 12/31/2012	$10.44	$11.51	5,035,393
01/01/2013 to 12/31/2013	$11.51	$13.27	3,262,170
01/01/2014 to 12/31/2014	$13.27	$13.86	3,023,580
01/01/2015 to 12/31/2015	$13.86	$13.64	2,076,357

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.15	64,421
01/01/2012 to 12/31/2012	$9.15	$10.03	93,865
01/01/2013 to 12/31/2013	$10.03	$10.89	102,690
01/01/2014 to 12/31/2014	$10.89	$11.20	75,915
01/01/2015 to 12/31/2015	$11.20	$10.65	48,053

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.47	5,721
01/01/2014 to 12/31/2014	$10.47	$10.63	20,316
01/01/2015 to 12/31/2015	$10.63	$10.45	21,782

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.17	$10.35	3,593,391
01/01/2007 to 12/31/2007	$10.35	$10.83	3,257,914
01/01/2008 to 12/31/2008	$10.83	$10.73	3,023,480
01/01/2009 to 12/31/2009	$10.73	$11.59	3,232,705
01/01/2010 to 12/31/2010	$11.59	$11.80	2,405,356
01/01/2011 to 12/31/2011	$11.80	$11.83	1,638,831
01/01/2012 to 12/31/2012	$11.83	$12.13	1,373,988
01/01/2013 to 12/31/2013	$12.13	$11.63	1,058,431
01/01/2014 to 12/31/2014	$11.63	$11.39	675,849
01/01/2015 to 12/31/2015	$11.39	$11.21	402,011

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$10.84	$11.02	2,081,850
01/01/2007 to 12/31/2007	$11.02	$11.70	2,256,466
01/01/2008 to 12/31/2008	$11.70	$11.21	2,546,124
01/01/2009 to 12/31/2009	$11.21	$12.80	3,707,147
01/01/2010 to 12/31/2010	$12.80	$13.51	3,188,128
01/01/2011 to 12/31/2011	$13.51	$13.66	2,557,267
01/01/2012 to 12/31/2012	$13.66	$14.64	2,510,555
01/01/2013 to 12/31/2013	$14.64	$14.08	1,426,831
01/01/2014 to 12/31/2014	$14.08	$14.38	956,377
01/01/2015 to 12/31/2015	$14.38	$13.80	628,255

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.28	12,905,774
01/01/2009 to 12/31/2009	$11.28	$11.01	11,423,965
01/01/2010 to 12/31/2010	$11.01	$11.80	7,372,701
01/01/2011 to 12/31/2011	$11.80	$12.31	5,770,635
01/01/2012 to 12/31/2012	$12.31	$12.42	4,016,057
01/01/2013 to 12/31/2013	$12.42	$12.14	1,984,193
01/01/2014 to 12/31/2014	$12.14	$11.88	1,658,549
01/01/2015 to 12/31/2015	$11.88	$11.61	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.36	1,335,590
01/01/2010 to 12/31/2010	$9.36	$10.14	972,743
01/01/2011 to 12/31/2011	$10.14	$10.90	747,805
01/01/2012 to 12/31/2012	$10.90	$11.12	351,286
01/01/2013 to 12/31/2013	$11.12	$10.83	158,875
01/01/2014 to 12/31/2014	$10.83	$10.66	123,038
01/01/2015 to 12/31/2015	$10.66	$10.42	1,666,488

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.74	4,566,891
01/01/2011 to 12/31/2011	$10.74	$11.73	2,577,818
01/01/2012 to 12/31/2012	$11.73	$12.08	1,131,486
01/01/2013 to 12/31/2013	$12.08	$11.60	198,554
01/01/2014 to 12/31/2014	$11.60	$11.53	83,718
01/01/2015 to 12/31/2015	$11.53	$11.31	75,558

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.01	7,376,393
01/01/2009 to 12/31/2009	$12.01	$11.06	7,133,884
01/01/2010 to 12/31/2010	$11.06	$12.05	4,327,344
01/01/2011 to 12/31/2011	$12.05	$13.41	6,924,813
01/01/2012 to 12/31/2012	$13.41	$13.90	3,795,635
01/01/2013 to 12/31/2013	$13.90	$13.19	1,425,957
01/01/2014 to 12/31/2014	$13.19	$13.27	1,181,537
01/01/2015 to 12/31/2015	$13.27	$13.11	1,033,755

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.08	5,692,971
01/01/2009 to 12/31/2009	$12.08	$10.93	5,213,380
01/01/2010 to 12/31/2010	$10.93	$11.93	3,978,286
01/01/2011 to 12/31/2011	$11.93	$13.55	2,040,163
01/01/2012 to 12/31/2012	$13.55	$14.06	3,068,671
01/01/2013 to 12/31/2013	$14.06	$13.11	1,918,350
01/01/2014 to 12/31/2014	$13.11	$13.40	1,315,184
01/01/2015 to 12/31/2015	$13.40	$13.27	1,173,555

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.77	239,205
01/01/2010 to 12/31/2010	$8.77	$9.61	3,501,577
01/01/2011 to 12/31/2011	$9.61	$11.18	747,648
01/01/2012 to 12/31/2012	$11.18	$11.65	52,737
01/01/2013 to 12/31/2013	$11.65	$10.67	4,576,643
01/01/2014 to 12/31/2014	$10.67	$11.10	2,846,478
01/01/2015 to 12/31/2015	$11.10	$11.05	2,440,037

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.99	6,025,992
01/01/2011 to 12/31/2011	$10.99	$12.95	3,151,015
01/01/2012 to 12/31/2012	$12.95	$13.56	495,656
01/01/2013 to 12/31/2013	$13.56	$12.35	178
01/01/2014 to 12/31/2014	$12.35	$13.04	681,896
01/01/2015 to 12/31/2015	$13.04	$13.00	667,698

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.00	5,394,026
01/01/2012 to 12/31/2012	$12.00	$12.44	5,525,461
01/01/2013 to 12/31/2013	$12.44	$11.01	143,428
01/01/2014 to 12/31/2014	$11.01	$11.90	105,004
01/01/2015 to 12/31/2015	$11.90	$11.91	500,607

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.38	3,495,509
01/01/2013 to 12/31/2013	$10.38	$9.13	9,061,699
01/01/2014 to 12/31/2014	$9.13	$10.08	3,171,548
01/01/2015 to 12/31/2015	$10.08	$10.15	804,213

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.73	5,845,538
01/01/2014 to 12/31/2014	$8.73	$9.81	2,864,169
01/01/2015 to 12/31/2015	$9.81	$9.88	330,756

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.28	1,452,253
01/01/2015 to 12/31/2015	$11.28	$11.28	5,711,311

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.92	1,301,671

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.30	0
01/01/2010 to 12/31/2010	$10.30	$11.47	10,094
01/01/2011 to 12/31/2011	$11.47	$10.58	16,315
01/01/2012 to 12/31/2012	$10.58	$11.75	53,725
01/01/2013 to 12/31/2013	$11.75	$15.13	7,547
01/01/2014 to 12/31/2014	$15.13	$16.35	13,513
01/01/2015 to 12/31/2015	$16.35	$15.26	7,026

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.15	6,613,267
01/01/2007 to 12/31/2007	$11.15	$11.98	8,926,725
01/01/2008 to 12/31/2008	$11.98	$7.64	11,747,755
01/01/2009 to 12/31/2009	$7.64	$9.38	14,510,164
01/01/2010 to 12/31/2010	$9.38	$10.43	11,072,168
01/01/2011 to 12/31/2011	$10.43	$9.97	8,565,131
01/01/2012 to 12/31/2012	$9.97	$11.11	8,015,346
01/01/2013 to 12/31/2013	$11.11	$13.36	5,728,326
01/01/2014 to 12/31/2014	$13.36	$14.01	4,070,987
01/01/2015 to 12/31/2015	$14.01	$13.80	2,526,243

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.63	5,878
01/01/2014 to 12/31/2014	$11.63	$12.95	14,054
01/01/2015 to 12/31/2015	$12.95	$12.23	8,697

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$21.16	$28.35	318,743
01/01/2007 to 12/31/2007	$28.35	$22.24	246,476
01/01/2008 to 12/31/2008	$22.24	$14.16	171,371
01/01/2009 to 12/31/2009	$14.16	$18.30	243,592
01/01/2010 to 12/31/2010	$18.30	$23.08	180,347
01/01/2011 to 12/31/2011	$23.08	$24.11	145,127
01/01/2012 to 12/31/2012	$24.11	$27.26	130,983
01/01/2013 to 12/31/2013	$27.26	$27.55	85,849
01/01/2014 to 12/31/2014	$27.55	$35.35	73,511
01/01/2015 to 12/31/2015	$35.35	$36.32	45,847

AST DeAm Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$16.82	$19.77	203,936
01/01/2007 to 12/31/2007	$19.77	$15.93	230,960
01/01/2008 to 07/18/2008	$15.93	$14.57	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.67	10,331
01/01/2014 to 12/31/2014	$9.67	$9.96	20,142
01/01/2015 to 12/31/2015	$9.96	$9.75	27,347

AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.00	1,495
01/01/2008 to 12/31/2008	$10.00	$7.13	414,672
01/01/2009 to 12/31/2009	$7.13	$8.47	553,827
01/01/2010 to 12/31/2010	$8.47	$9.41	397,958
01/01/2011 to 12/31/2011	$9.41	$8.99	314,944
01/01/2012 to 12/31/2012	$8.99	$10.01	317,299
01/01/2013 to 12/31/2013	$10.01	$11.70	340,942
01/01/2014 to 12/31/2014	$11.70	$12.12	331,149
01/01/2015 to 10/16/2015	$12.12	$12.06	0

AST FI Pyramis® Quantitative Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.55	2,113,521
01/01/2007 to 12/31/2007	$10.55	$11.22	2,818,505
01/01/2008 to 12/31/2008	$11.22	$7.21	3,325,516
01/01/2009 to 12/31/2009	$7.21	$8.75	4,130,172
01/01/2010 to 12/31/2010	$8.75	$9.80	3,649,068
01/01/2011 to 12/31/2011	$9.80	$9.46	2,869,281
01/01/2012 to 12/31/2012	$9.46	$10.26	2,767,619
01/01/2013 to 12/31/2013	$10.26	$11.54	1,831,584
01/01/2014 to 12/31/2014	$11.54	$11.66	1,198,103
01/01/2015 to 12/31/2015	$11.66	$11.54	770,282

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.46	143,659
01/01/2009 to 11/13/2009	$7.46	$8.32	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.72	1,030,821
01/01/2013 to 12/31/2013	$10.72	$13.08	784,792
01/01/2014 to 12/31/2014	$13.08	$13.23	734,960
01/01/2015 to 10/16/2015	$13.23	$12.64	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.79	163,154
01/01/2014 to 12/31/2014	$10.79	$10.85	188,772
01/01/2015 to 10/16/2015	$10.85	$10.32	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.10	13,392
01/01/2009 to 12/31/2009	$6.10	$8.08	51,758
01/01/2010 to 12/31/2010	$8.08	$9.52	58,659
01/01/2011 to 12/31/2011	$9.52	$8.86	42,584
01/01/2012 to 12/31/2012	$8.86	$11.01	112,200
01/01/2013 to 12/31/2013	$11.01	$11.26	55,769
01/01/2014 to 12/31/2014	$11.26	$12.57	53,136
01/01/2015 to 12/31/2015	$12.57	$12.31	40,056

AST Goldman Sachs Concentrated Growth Portfolio
01/01/2006 to 12/31/2006	$11.95	$12.88	143,727
01/01/2007 to 12/31/2007	$12.88	$14.39	168,462
01/01/2008 to 12/31/2008	$14.39	$8.42	212,472
01/01/2009 to 12/31/2009	$8.42	$12.33	425,326
01/01/2010 to 12/31/2010	$12.33	$13.33	336,232
01/01/2011 to 12/31/2011	$13.33	$12.54	200,658
01/01/2012 to 12/31/2012	$12.54	$14.72	184,725
01/01/2013 to 12/31/2013	$14.72	$18.72	126,461
01/01/2014 to 02/07/2014	$18.72	$18.41	0

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.25	$16.38	2,911,174
01/01/2007 to 12/31/2007	$16.38	$16.87	2,485,922
01/01/2008 to 12/31/2008	$16.87	$9.81	2,137,291
01/01/2009 to 12/31/2009	$9.81	$11.46	1,934,817
01/01/2010 to 12/31/2010	$11.46	$12.67	1,584,756
01/01/2011 to 12/31/2011	$12.67	$11.73	1,058,554
01/01/2012 to 12/31/2012	$11.73	$13.76	808,644
01/01/2013 to 12/31/2013	$13.76	$18.01	620,213
01/01/2014 to 12/31/2014	$18.01	$19.97	355,650
01/01/2015 to 12/31/2015	$19.97	$18.66	278,124

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$14.91	$15.53	516,950
01/01/2007 to 12/31/2007	$15.53	$18.16	440,329
01/01/2008 to 12/31/2008	$18.16	$10.54	395,201
01/01/2009 to 12/31/2009	$10.54	$16.22	468,843
01/01/2010 to 12/31/2010	$16.22	$19.05	361,092
01/01/2011 to 12/31/2011	$19.05	$18.11	221,077
01/01/2012 to 12/31/2012	$18.11	$21.23	193,150
01/01/2013 to 12/31/2013	$21.23	$27.50	156,741
01/01/2014 to 12/31/2014	$27.50	$30.06	119,283
01/01/2015 to 12/31/2015	$30.06	$27.78	128,180

AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.16	11,680
01/01/2008 to 12/31/2008	$10.16	$7.55	790,873
01/01/2009 to 12/31/2009	$7.55	$9.13	1,461,388
01/01/2010 to 12/31/2010	$9.13	$9.99	1,300,148
01/01/2011 to 12/31/2011	$9.99	$9.74	1,239,700
01/01/2012 to 12/31/2012	$9.74	$10.51	1,219,912
01/01/2013 to 12/31/2013	$10.51	$11.31	578,787
01/01/2014 to 12/31/2014	$11.31	$11.53	479,979
01/01/2015 to 12/31/2015	$11.53	$11.20	342,442

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009* to 12/31/2009	$12.59	$16.14	82,090
01/01/2010 to 12/31/2010	$16.14	$20.05	140,787
01/01/2011 to 12/31/2011	$20.05	$19.91	98,811
01/01/2012 to 12/31/2012	$19.91	$22.57	73,950
01/01/2013 to 12/31/2013	$22.57	$30.71	68,974
01/01/2014 to 12/31/2014	$30.71	$32.26	59,505
01/01/2015 to 12/31/2015	$32.26	$29.88	33,289

AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.36	$18.32	539,030
01/01/2007 to 12/31/2007	$18.32	$18.16	417,115
01/01/2008 to 12/31/2008	$18.16	$11.16	374,851
01/01/2009 to 12/31/2009	$11.16	$12.93	346,113
01/01/2010 to 12/31/2010	$12.93	$14.25	297,287
01/01/2011 to 12/31/2011	$14.25	$13.90	215,671
01/01/2012 to 12/31/2012	$13.90	$15.45	198,126
01/01/2013 to 12/31/2013	$15.45	$20.38	115,677
01/01/2014 to 12/31/2014	$20.38	$20.28	90,845
01/01/2015 to 12/31/2015	$20.28	$18.67	58,811

AST High Yield Portfolio
01/01/2006 to 12/31/2006	$13.19	$14.27	694,301
01/01/2007 to 12/31/2007	$14.27	$14.33	558,873
01/01/2008 to 12/31/2008	$14.33	$10.45	484,068
01/01/2009 to 12/31/2009	$10.45	$13.89	1,068,071
01/01/2010 to 12/31/2010	$13.89	$15.45	868,078
01/01/2011 to 12/31/2011	$15.45	$15.62	585,430
01/01/2012 to 12/31/2012	$15.62	$17.43	550,566
01/01/2013 to 12/31/2013	$17.43	$18.31	364,818
01/01/2014 to 12/31/2014	$18.31	$18.40	187,012
01/01/2015 to 12/31/2015	$18.40	$17.39	103,179

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$17.34	$20.56	1,505,204
01/01/2007 to 12/31/2007	$20.56	$23.99	1,246,698
01/01/2008 to 12/31/2008	$23.99	$11.70	1,091,501
01/01/2009 to 12/31/2009	$11.70	$15.51	976,313
01/01/2010 to 12/31/2010	$15.51	$17.41	770,326
01/01/2011 to 12/31/2011	$17.41	$14.85	539,693
01/01/2012 to 12/31/2012	$14.85	$17.52	418,206
01/01/2013 to 12/31/2013	$17.52	$20.44	328,105
01/01/2014 to 12/31/2014	$20.44	$18.93	233,042
01/01/2015 to 12/31/2015	$18.93	$19.13	145,776

AST International Value Portfolio
01/01/2006 to 12/31/2006	$16.98	$21.21	275,388
01/01/2007 to 12/31/2007	$21.21	$24.49	415,333
01/01/2008 to 12/31/2008	$24.49	$13.44	281,138
01/01/2009 to 12/31/2009	$13.44	$17.18	292,566
01/01/2010 to 12/31/2010	$17.18	$18.71	242,130
01/01/2011 to 12/31/2011	$18.71	$16.03	186,332
01/01/2012 to 12/31/2012	$16.03	$18.33	167,981
01/01/2013 to 12/31/2013	$18.33	$21.46	133,132
01/01/2014 to 12/31/2014	$21.46	$19.62	98,999
01/01/2015 to 12/31/2015	$19.62	$19.39	66,690

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Investment Grade Bond Portfolio
06/30/2008* to 12/31/2008	$10.01	$10.92	1,344,244
01/01/2009 to 12/31/2009	$10.92	$11.91	336,597
01/01/2010 to 12/31/2010	$11.91	$12.93	179,010
01/01/2011 to 12/31/2011	$12.93	$14.25	1,155,408
01/01/2012 to 12/31/2012	$14.25	$15.28	598,595
01/01/2013 to 12/31/2013	$15.28	$14.50	316,572
01/01/2014 to 12/31/2014	$14.50	$15.17	273,729
01/01/2015 to 12/31/2015	$15.17	$15.04	574,855

AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.18	261
01/01/2008 to 12/31/2008	$10.18	$6.92	304,793
01/01/2009 to 12/31/2009	$6.92	$8.59	681,514
01/01/2010 to 12/31/2010	$8.59	$9.58	757,701
01/01/2011 to 12/31/2011	$9.58	$9.33	529,972
01/01/2012 to 12/31/2012	$9.33	$10.39	453,321
01/01/2013 to 12/31/2013	$10.39	$11.84	297,919
01/01/2014 to 12/31/2014	$11.84	$12.34	271,708
01/01/2015 to 12/31/2015	$12.34	$11.96	179,023

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$15.90	$19.14	412,527
01/01/2007 to 12/31/2007	$19.14	$20.53	452,611
01/01/2008 to 12/31/2008	$20.53	$11.79	450,183
01/01/2009 to 12/31/2009	$11.79	$15.70	399,618
01/01/2010 to 12/31/2010	$15.70	$16.49	308,762
01/01/2011 to 12/31/2011	$16.49	$14.68	235,341
01/01/2012 to 12/31/2012	$14.68	$17.54	195,028
01/01/2013 to 12/31/2013	$17.54	$19.83	136,441
01/01/2014 to 12/31/2014	$19.83	$18.20	109,366
01/01/2015 to 12/31/2015	$18.20	$17.34	89,703

AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2006 to 12/31/2006	$13.28	$14.46	103,991
01/01/2007 to 12/31/2007	$14.46	$14.45	457,631
01/01/2008 to 12/31/2008	$14.45	$11.66	2,616,044
01/01/2009 to 12/31/2009	$11.66	$13.95	2,748,409
01/01/2010 to 12/31/2010	$13.95	$14.67	1,894,148
01/01/2011 to 12/31/2011	$14.67	$14.41	1,406,382
01/01/2012 to 12/31/2012	$14.41	$15.63	1,377,143
01/01/2013 to 12/31/2013	$15.63	$17.01	937,207
01/01/2014 to 12/31/2014	$17.01	$17.58	817,932
01/01/2015 to 12/31/2015	$17.58	$17.20	562,943

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	0
01/01/2010 to 12/31/2010	$10.29	$11.22	9,654
01/01/2011 to 12/31/2011	$11.22	$11.07	17,491
01/01/2012 to 12/31/2012	$11.07	$12.50	16,427
01/01/2013 to 12/31/2013	$12.50	$16.71	13,267
01/01/2014 to 12/31/2014	$16.71	$17.94	8,989
01/01/2015 to 12/31/2015	$17.94	$19.45	12,482

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.73	$15.94	464,393
01/01/2007 to 12/31/2007	$15.94	$15.16	520,419
01/01/2008 to 12/31/2008	$15.16	$8.69	546,388
01/01/2009 to 12/31/2009	$8.69	$10.17	452,623
01/01/2010 to 12/31/2010	$10.17	$11.28	440,901
01/01/2011 to 12/31/2011	$11.28	$10.59	327,994
01/01/2012 to 12/31/2012	$10.59	$12.13	291,061
01/01/2013 to 12/31/2013	$12.13	$16.63	230,382
01/01/2014 to 12/31/2014	$16.63	$18.54	169,096
01/01/2015 to 12/31/2015	$18.54	$16.74	83,789

AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$14.58	$15.32	3,475,065
01/01/2007 to 12/31/2007	$15.32	$17.26	3,049,331
01/01/2008 to 12/31/2008	$17.26	$9.53	2,645,237
01/01/2009 to 12/31/2009	$9.53	$12.12	2,318,468
01/01/2010 to 12/31/2010	$12.12	$14.22	1,843,523
01/01/2011 to 12/31/2011	$14.22	$13.81	1,221,768
01/01/2012 to 12/31/2012	$13.81	$15.19	967,575
01/01/2013 to 12/31/2013	$15.19	$20.34	679,266
01/01/2014 to 12/31/2014	$20.34	$22.04	506,667
01/01/2015 to 12/31/2015	$22.04	$23.78	306,319

AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$12.42	$13.37	1,365,237
01/01/2007 to 12/31/2007	$13.37	$13.90	1,124,709
01/01/2008 to 12/31/2008	$13.90	$10.45	916,727
01/01/2009 to 12/31/2009	$10.45	$13.79	905,623
01/01/2010 to 12/31/2010	$13.79	$15.33	647,711
01/01/2011 to 12/31/2011	$15.33	$16.55	486,011
01/01/2012 to 12/31/2012	$16.55	$17.18	404,728
01/01/2013 to 12/31/2013	$17.18	$16.50	306,658
01/01/2014 to 12/31/2014	$16.50	$17.20	240,161
01/01/2015 to 12/31/2015	$17.20	$16.76	185,550

AST MFS Global Equity Portfolio
01/01/2006 to 12/31/2006	$15.04	$18.32	190,286
01/01/2007 to 12/31/2007	$18.32	$19.64	145,391
01/01/2008 to 12/31/2008	$19.64	$12.70	144,404
01/01/2009 to 12/31/2009	$12.70	$16.37	163,957
01/01/2010 to 12/31/2010	$16.37	$17.98	135,711
01/01/2011 to 12/31/2011	$17.98	$17.07	123,103
01/01/2012 to 12/31/2012	$17.07	$20.58	114,038
01/01/2013 to 12/31/2013	$20.58	$25.75	92,340
01/01/2014 to 12/31/2014	$25.75	$26.15	66,825
01/01/2015 to 12/31/2015	$26.15	$25.25	46,200

AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$12.89	$13.85	418,858
01/01/2007 to 12/31/2007	$13.85	$15.62	401,782
01/01/2008 to 12/31/2008	$15.62	$9.75	381,401
01/01/2009 to 12/31/2009	$9.75	$11.88	476,807
01/01/2010 to 12/31/2010	$11.88	$13.13	349,620
01/01/2011 to 12/31/2011	$13.13	$12.79	256,619
01/01/2012 to 12/31/2012	$12.79	$14.68	253,826
01/01/2013 to 12/31/2013	$14.68	$19.66	165,851
01/01/2014 to 12/31/2014	$19.66	$20.95	126,187
01/01/2015 to 12/31/2015	$20.95	$22.01	91,963

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.18	1,665
01/01/2013 to 12/31/2013	$10.18	$13.42	13,757
01/01/2014 to 12/31/2014	$13.42	$14.50	14,652
01/01/2015 to 12/31/2015	$14.50	$14.11	16,000

AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.61	$17.48	128,923
01/01/2007 to 12/31/2007	$17.48	$17.60	135,453
01/01/2008 to 12/31/2008	$17.60	$10.67	157,691
01/01/2009 to 12/31/2009	$10.67	$14.52	148,090
01/01/2010 to 12/31/2010	$14.52	$17.59	115,520
01/01/2011 to 12/31/2011	$17.59	$16.65	81,600
01/01/2012 to 12/31/2012	$16.65	$19.32	75,966
01/01/2013 to 12/31/2013	$19.32	$25.07	51,347
01/01/2014 to 12/31/2014	$25.07	$28.24	49,307
01/01/2015 to 12/31/2015	$28.24	$25.85	28,942

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.80	$10.04	1,916,776
01/01/2007 to 12/31/2007	$10.04	$10.33	4,181,059
01/01/2008 to 12/31/2008	$10.33	$10.37	11,771,343
01/01/2009 to 12/31/2009	$10.37	$10.19	5,146,624
01/01/2010 to 12/31/2010	$10.19	$9.99	2,539,883
01/01/2011 to 12/31/2011	$9.99	$9.79	2,629,487
01/01/2012 to 12/31/2012	$9.79	$9.60	1,832,190
01/01/2013 to 12/31/2013	$9.60	$9.40	1,233,947
01/01/2014 to 12/31/2014	$9.40	$9.22	1,006,675
01/01/2015 to 12/31/2015	$9.22	$9.03	754,207

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.06	15,053
01/01/2012 to 12/31/2012	$10.06	$10.34	16,614
01/01/2013 to 12/31/2013	$10.34	$9.85	19,139
01/01/2014 to 12/31/2014	$9.85	$10.15	17,437
01/01/2015 to 10/16/2015	$10.15	$10.09	0

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$15.40	$17.21	308,969
01/01/2007 to 12/31/2007	$17.21	$20.61	409,243
01/01/2008 to 12/31/2008	$20.61	$11.47	217,294
01/01/2009 to 12/31/2009	$11.47	$14.59	237,239
01/01/2010 to 12/31/2010	$14.59	$18.40	222,681
01/01/2011 to 12/31/2011	$18.40	$18.34	164,934
01/01/2012 to 12/31/2012	$18.34	$20.20	121,447
01/01/2013 to 12/31/2013	$20.20	$26.25	86,682
01/01/2014 to 12/31/2014	$26.25	$27.77	74,349
01/01/2015 to 10/16/2015	$27.77	$28.39	0

AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$14.82	$15.65	81,269
01/01/2007 to 12/31/2007	$15.65	$18.20	105,233
01/01/2008 to 12/31/2008	$18.20	$10.25	51,866
01/01/2009 to 12/31/2009	$10.25	$12.31	56,130
01/01/2010 to 12/31/2010	$12.31	$14.51	50,066
01/01/2011 to 04/29/2011	$14.51	$16.26	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$17.62	$19.12	959,021
01/01/2007 to 12/31/2007	$19.12	$19.33	859,161
01/01/2008 to 12/31/2008	$19.33	$10.94	649,182
01/01/2009 to 12/31/2009	$10.94	$15.08	559,513
01/01/2010 to 12/31/2010	$15.08	$18.24	452,422
01/01/2011 to 12/31/2011	$18.24	$17.43	306,085
01/01/2012 to 12/31/2012	$17.43	$20.01	244,921
01/01/2013 to 12/31/2013	$20.01	$27.85	194,682
01/01/2014 to 12/31/2014	$27.85	$31.18	122,116
01/01/2015 to 12/31/2015	$31.18	$28.83	79,029

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.30	316,890
01/01/2013 to 12/31/2013	$10.30	$12.00	267,160
01/01/2014 to 12/31/2014	$12.00	$12.37	163,687
01/01/2015 to 12/31/2015	$12.37	$11.97	121,401

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.56	164,951
01/01/2009 to 12/31/2009	$5.56	$9.08	483,497
01/01/2010 to 12/31/2010	$9.08	$10.88	414,743
01/01/2011 to 12/31/2011	$10.88	$8.50	236,233
01/01/2012 to 12/31/2012	$8.50	$9.83	194,466
01/01/2013 to 12/31/2013	$9.83	$9.65	108,699
01/01/2014 to 12/31/2014	$9.65	$9.01	133,920
01/01/2015 to 12/31/2015	$9.01	$7.36	91,128

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.62	632,804
01/01/2007 to 12/31/2007	$10.62	$11.31	1,601,195
01/01/2008 to 12/31/2008	$11.31	$8.92	5,838,176
01/01/2009 to 12/31/2009	$8.92	$10.50	7,871,784
01/01/2010 to 12/31/2010	$10.50	$11.38	6,131,743
01/01/2011 to 12/31/2011	$11.38	$11.26	5,324,940
01/01/2012 to 12/31/2012	$11.26	$12.18	4,942,223
01/01/2013 to 12/31/2013	$12.18	$13.04	3,342,228
01/01/2014 to 12/31/2014	$13.04	$13.51	2,596,719
01/01/2015 to 12/31/2015	$13.51	$13.26	1,434,107

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.06	18,180
01/01/2012 to 12/31/2012	$10.06	$10.56	54,264
01/01/2013 to 12/31/2013	$10.56	$10.11	22,629
01/01/2014 to 12/31/2014	$10.11	$10.51	44,173
01/01/2015 to 12/31/2015	$10.51	$10.27	24,015

AST Prudential Growth Allocation Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.45	1,651,620
01/01/2007 to 12/31/2007	$10.45	$11.41	2,784,630
01/01/2008 to 12/31/2008	$11.41	$6.63	3,618,245
01/01/2009 to 12/31/2009	$6.63	$8.19	4,957,531
01/01/2010 to 12/31/2010	$8.19	$9.55	4,347,503
01/01/2011 to 12/31/2011	$9.55	$8.78	3,235,647
01/01/2012 to 12/31/2012	$8.78	$9.71	3,010,039
01/01/2013 to 12/31/2013	$9.71	$11.14	2,032,295
01/01/2014 to 12/31/2014	$11.14	$11.92	1,586,948
01/01/2015 to 12/31/2015	$11.92	$11.61	1,571,479

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
01/01/2006 to 12/31/2006	$13.38	$14.77	411,412
01/01/2007 to 12/31/2007	$14.77	$14.78	293,752
01/01/2008 to 12/31/2008	$14.78	$8.87	222,347
01/01/2009 to 12/31/2009	$8.87	$10.59	236,160
01/01/2010 to 12/31/2010	$10.59	$11.94	194,939
01/01/2011 to 12/31/2011	$11.94	$12.11	129,020
01/01/2012 to 12/31/2012	$12.11	$14.10	122,300
01/01/2013 to 12/31/2013	$14.10	$18.30	89,623
01/01/2014 to 12/31/2014	$18.30	$21.02	70,776
01/01/2015 to 12/31/2015	$21.02	$21.23	44,959

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.88	0
01/01/2012 to 12/31/2012	$8.88	$9.85	0
01/01/2013 to 12/31/2013	$9.85	$11.81	3,254
01/01/2014 to 12/31/2014	$11.81	$12.33	0
01/01/2015 to 12/31/2015	$12.33	$12.10	0

AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.03	9,410
01/01/2008 to 12/31/2008	$10.03	$7.12	703,326
01/01/2009 to 12/31/2009	$7.12	$8.61	1,443,088
01/01/2010 to 12/31/2010	$8.61	$9.45	1,275,577
01/01/2011 to 12/31/2011	$9.45	$9.09	1,120,408
01/01/2012 to 12/31/2012	$9.09	$9.83	1,037,436
01/01/2013 to 12/31/2013	$9.83	$10.83	629,749
01/01/2014 to 12/31/2014	$10.83	$11.16	522,478
01/01/2015 to 12/31/2015	$11.16	$10.91	516,329

AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.50	12,898
01/01/2008 to 12/31/2008	$11.50	$7.30	301,763
01/01/2009 to 12/31/2009	$7.30	$9.08	655,245
01/01/2010 to 12/31/2010	$9.08	$10.17	672,599
01/01/2011 to 12/31/2011	$10.17	$9.73	487,605
01/01/2012 to 12/31/2012	$9.73	$11.05	617,940
01/01/2013 to 12/31/2013	$11.05	$12.79	547,788
01/01/2014 to 12/31/2014	$12.79	$13.21	549,405
01/01/2015 to 12/31/2015	$13.21	$12.88	604,328

AST Schroders Multi-Asset World Strategies Portfolio
01/01/2006 to 12/31/2006	$12.71	$13.66	187,318
01/01/2007 to 12/31/2007	$13.66	$14.58	170,010
01/01/2008 to 12/31/2008	$14.58	$9.98	451,062
01/01/2009 to 12/31/2009	$9.98	$12.46	950,616
01/01/2010 to 12/31/2010	$12.46	$13.65	1,052,972
01/01/2011 to 12/31/2011	$13.65	$12.93	834,784
01/01/2012 to 12/31/2012	$12.93	$14.08	824,352
01/01/2013 to 12/31/2013	$14.08	$15.78	455,617
01/01/2014 to 12/31/2014	$15.78	$15.94	380,251
01/01/2015 to 10/16/2015	$15.94	$15.46	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$21.18	$23.44	555,919
01/01/2007 to 12/31/2007	$23.44	$25.55	471,679
01/01/2008 to 12/31/2008	$25.55	$14.00	419,386
01/01/2009 to 12/31/2009	$14.00	$18.20	379,572
01/01/2010 to 12/31/2010	$18.20	$23.64	289,027
01/01/2011 to 12/31/2011	$23.64	$20.13	229,446
01/01/2012 to 12/31/2012	$20.13	$23.68	178,399
01/01/2013 to 12/31/2013	$23.68	$32.68	125,872
01/01/2014 to 12/31/2014	$32.68	$33.61	87,600
01/01/2015 to 12/31/2015	$33.61	$33.38	54,663

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.23	$13.50	116,763
01/01/2007 to 12/31/2007	$13.50	$14.18	168,599
01/01/2008 to 12/31/2008	$14.18	$9.03	254,074
01/01/2009 to 12/31/2009	$9.03	$11.85	247,591
01/01/2010 to 12/31/2010	$11.85	$15.84	277,723
01/01/2011 to 12/31/2011	$15.84	$15.37	121,709
01/01/2012 to 12/31/2012	$15.37	$16.90	82,745
01/01/2013 to 12/31/2013	$16.90	$22.39	87,713
01/01/2014 to 12/31/2014	$22.39	$22.78	75,036
01/01/2015 to 12/31/2015	$22.78	$22.50	52,445

AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$16.00	$18.82	1,007,185
01/01/2007 to 12/31/2007	$18.82	$17.41	986,053
01/01/2008 to 12/31/2008	$17.41	$11.99	987,703
01/01/2009 to 12/31/2009	$11.99	$14.92	848,941
01/01/2010 to 12/31/2010	$14.92	$18.43	606,356
01/01/2011 to 12/31/2011	$18.43	$16.98	406,275
01/01/2012 to 12/31/2012	$16.98	$19.66	305,529
01/01/2013 to 12/31/2013	$19.66	$26.47	245,931
01/01/2014 to 12/31/2014	$26.47	$27.31	151,655
01/01/2015 to 12/31/2015	$27.31	$25.61	105,780

AST T. Rowe Price Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$13.53	$14.92	549,051
01/01/2007 to 12/31/2007	$14.92	$15.54	1,003,846
01/01/2008 to 12/31/2008	$15.54	$11.28	1,693,347
01/01/2009 to 12/31/2009	$11.28	$13.72	1,904,973
01/01/2010 to 12/31/2010	$13.72	$15.00	1,851,248
01/01/2011 to 12/31/2011	$15.00	$14.99	1,512,633
01/01/2012 to 12/31/2012	$14.99	$16.67	1,610,238
01/01/2013 to 12/31/2013	$16.67	$19.09	1,289,224
01/01/2014 to 12/31/2014	$19.09	$19.81	1,158,332
01/01/2015 to 12/31/2015	$19.81	$19.42	823,936

AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$14.63	$17.40	446,357
01/01/2007 to 12/31/2007	$17.40	$16.44	422,432
01/01/2008 to 12/31/2008	$16.44	$9.36	354,139
01/01/2009 to 12/31/2009	$9.36	$11.36	348,461
01/01/2010 to 12/31/2010	$11.36	$12.61	297,828
01/01/2011 to 12/31/2011	$12.61	$12.15	247,265
01/01/2012 to 12/31/2012	$12.15	$13.97	272,127
01/01/2013 to 12/31/2013	$13.97	$17.75	190,565
01/01/2014 to 12/31/2014	$17.75	$18.69	102,123
01/01/2015 to 10/16/2015	$18.69	$17.28	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$13.39	$13.86	424,274
01/01/2007 to 12/31/2007	$13.86	$14.70	670,101
01/01/2008 to 12/31/2008	$14.70	$8.56	829,518
01/01/2009 to 12/31/2009	$8.56	$12.87	803,341
01/01/2010 to 12/31/2010	$12.87	$14.61	682,794
01/01/2011 to 12/31/2011	$14.61	$14.07	500,066
01/01/2012 to 12/31/2012	$14.07	$16.21	434,920
01/01/2013 to 12/31/2013	$16.21	$22.89	359,256
01/01/2014 to 12/31/2014	$22.89	$24.30	248,872
01/01/2015 to 12/31/2015	$24.30	$26.10	171,520

AST T. Rowe Price Natural Resources Portfolio
01/01/2006 to 12/31/2006	$22.61	$25.68	307,012
01/01/2007 to 12/31/2007	$25.68	$35.36	389,732
01/01/2008 to 12/31/2008	$35.36	$17.33	300,040
01/01/2009 to 12/31/2009	$17.33	$25.36	436,858
01/01/2010 to 12/31/2010	$25.36	$29.94	397,202
01/01/2011 to 12/31/2011	$29.94	$24.96	213,036
01/01/2012 to 12/31/2012	$24.96	$25.35	196,966
01/01/2013 to 12/31/2013	$25.35	$28.66	108,243
01/01/2014 to 12/31/2014	$28.66	$25.74	98,001
01/01/2015 to 12/31/2015	$25.74	$20.37	57,824

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$11.37	$11.84	798,214
01/01/2007 to 12/31/2007	$11.84	$12.72	851,066
01/01/2008 to 12/31/2008	$12.72	$12.16	694,965
01/01/2009 to 12/31/2009	$12.16	$13.36	671,737
01/01/2010 to 12/31/2010	$13.36	$13.85	570,160
01/01/2011 to 12/31/2011	$13.85	$14.13	482,840
01/01/2012 to 12/31/2012	$14.13	$14.57	400,966
01/01/2013 to 12/31/2013	$14.57	$13.74	286,204
01/01/2014 to 12/31/2014	$13.74	$13.54	184,636
01/01/2015 to 12/31/2015	$13.54	$12.66	118,849

AST Wellington Management Hedged Equity Portfolio
01/01/2006 to 12/31/2006	$9.99	$11.33	744,811
01/01/2007 to 12/31/2007	$11.33	$12.17	906,776
01/01/2008 to 12/31/2008	$12.17	$6.88	954,985
01/01/2009 to 12/31/2009	$6.88	$8.65	1,714,961
01/01/2010 to 12/31/2010	$8.65	$9.72	1,218,956
01/01/2011 to 12/31/2011	$9.72	$9.20	880,416
01/01/2012 to 12/31/2012	$9.20	$10.01	818,131
01/01/2013 to 12/31/2013	$10.01	$11.82	616,744
01/01/2014 to 12/31/2014	$11.82	$12.22	549,087
01/01/2015 to 12/31/2015	$12.22	$11.90	371,387

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	207,560
01/01/2008 to 12/31/2008	$9.98	$9.27	788,143
01/01/2009 to 12/31/2009	$9.27	$10.14	753,947
01/01/2010 to 12/31/2010	$10.14	$10.71	651,819
01/01/2011 to 12/31/2011	$10.71	$11.13	602,850
01/01/2012 to 12/31/2012	$11.13	$11.76	540,991
01/01/2013 to 12/31/2013	$11.76	$11.35	435,041
01/01/2014 to 12/31/2014	$11.35	$11.93	406,212
01/01/2015 to 12/31/2015	$11.93	$11.83	293,232

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Evergreen VA Growth Fund
01/01/2006 to 12/31/2006	$11.41	$12.42	49,463
01/01/2007 to 12/31/2007	$12.42	$13.51	80,806
01/01/2008 to 12/31/2008	$13.51	$7.79	35,683
01/01/2009 to 12/31/2009	$7.79	$10.68	87,916
01/01/2010 to 07/16/2010	$10.68	$10.43	0

Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$13.88	$16.75	160,932
01/01/2007 to 12/31/2007	$16.75	$18.88	219,534
01/01/2008 to 12/31/2008	$18.88	$10.82	146,290
01/01/2009 to 12/31/2009	$10.82	$12.30	139,726
01/01/2010 to 07/16/2010	$12.30	$11.66	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$14.10	$14.65	15,185
01/01/2007 to 12/31/2007	$14.65	$16.08	15,093
01/01/2008 to 12/31/2008	$16.08	$11.47	26,469
01/01/2009 to 12/31/2009	$11.47	$16.18	38,725
01/01/2010 to 07/16/2010	$16.18	$15.09	0

First Trust Target Focus Four Portfolio
01/28/2008* to 12/31/2008	$10.21	$6.10	92,210
01/01/2009 to 12/31/2009	$6.10	$7.69	197,134
01/01/2010 to 12/31/2010	$7.69	$8.97	125,709
01/01/2011 to 12/31/2011	$8.97	$7.83	56,285
01/01/2012 to 12/31/2012	$7.83	$8.74	45,724
01/01/2013 to 12/31/2013	$8.74	$11.22	31,171
01/01/2014 to 04/25/2014	$11.22	$11.56	0

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.63	933,984
01/01/2009 to 12/31/2009	$6.63	$8.45	1,565,724
01/01/2010 to 12/31/2010	$8.45	$9.13	1,506,231
01/01/2011 to 12/31/2011	$9.13	$8.79	1,167,563
01/01/2012 to 09/21/2012	$8.79	$9.83	0

Global Dividend Target 15 Portfolio
01/01/2006 to 12/31/2006	$12.76	$17.32	390,251
01/01/2007 to 12/31/2007	$17.32	$19.23	383,026
01/01/2008 to 12/31/2008	$19.23	$10.78	201,811
01/01/2009 to 12/31/2009	$10.78	$14.91	199,013
01/01/2010 to 12/31/2010	$14.91	$16.03	136,481
01/01/2011 to 12/31/2011	$16.03	$14.53	73,996
01/01/2012 to 12/31/2012	$14.53	$17.86	74,768
01/01/2013 to 12/31/2013	$17.86	$20.01	42,404
01/01/2014 to 04/25/2014	$20.01	$19.56	0

Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.15	30,489
01/01/2012 to 04/27/2012	$8.15	$9.23	0

Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.10	50,551
01/01/2012 to 12/31/2012	$9.10	$10.59	49,135
01/01/2013 to 12/31/2013	$10.59	$13.60	63,587
01/01/2014 to 12/31/2014	$13.60	$15.03	49,550
01/01/2015 to 12/31/2015	$15.03	$15.04	28,925

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Dynamics Fund - Series I
01/01/2006 to 12/31/2006	$15.80	$17.98	59,124
01/01/2007 to 12/31/2007	$17.98	$19.76	54,429
01/01/2008 to 12/31/2008	$19.76	$10.05	37,387
01/01/2009 to 12/31/2009	$10.05	$14.04	37,634
01/01/2010 to 12/31/2010	$14.04	$17.03	38,338
01/01/2011 to 04/29/2011	$17.03	$18.95	0

Invesco V.I. Financial Services Fund - Series I
01/01/2006 to 12/31/2006	$13.92	$15.89	91,327
01/01/2007 to 12/31/2007	$15.89	$12.11	50,770
01/01/2008 to 12/31/2008	$12.11	$4.81	50,279
01/01/2009 to 12/31/2009	$4.81	$6.01	113,041
01/01/2010 to 12/31/2010	$6.01	$6.50	235,630
01/01/2011 to 04/29/2011	$6.50	$6.85	0

Invesco V.I. Global Health Care Fund - Series I
01/01/2006 to 12/31/2006	$13.31	$13.73	130,283
01/01/2007 to 12/31/2007	$13.73	$15.05	108,427
01/01/2008 to 12/31/2008	$15.05	$10.52	187,213
01/01/2009 to 12/31/2009	$10.52	$13.17	106,387
01/01/2010 to 12/31/2010	$13.17	$13.59	86,909
01/01/2011 to 12/31/2011	$13.59	$13.84	59,858
01/01/2012 to 12/31/2012	$13.84	$16.40	62,386
01/01/2013 to 12/31/2013	$16.40	$22.59	57,219
01/01/2014 to 12/31/2014	$22.59	$26.49	28,376
01/01/2015 to 12/31/2015	$26.49	$26.78	19,178

Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.74	23,190
01/01/2013 to 12/31/2013	$9.74	$13.08	19,843
01/01/2014 to 12/31/2014	$13.08	$13.85	16,957
01/01/2015 to 12/31/2015	$13.85	$13.74	9,162

Invesco V.I. Technology Fund - Series I
06/30/2008* to 12/31/2008	$9.92	$6.21	0
01/01/2009 to 12/31/2009	$6.21	$9.58	0
01/01/2010 to 12/31/2010	$9.58	$11.38	0
01/01/2011 to 12/31/2011	$11.38	$10.59	0
01/01/2012 to 12/31/2012	$10.59	$11.55	0
01/01/2013 to 12/31/2013	$11.55	$14.17	0
01/01/2014 to 12/31/2014	$14.17	$15.42	0
01/01/2015 to 12/31/2015	$15.42	$16.14	0

NASDAQ Target 15 Portfolio
06/30/2008* to 12/31/2008	$9.89	$5.96	0
01/01/2009 to 12/31/2009	$5.96	$6.83	0
01/01/2010 to 12/31/2010	$6.83	$8.72	0
01/01/2011 to 12/31/2011	$8.72	$8.66	0
01/01/2012 to 12/31/2012	$8.66	$9.59	0
01/01/2013 to 12/31/2013	$9.59	$13.99	0
01/01/2014 to 04/25/2014	$13.99	$13.92	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
NVIT Developing Markets Fund
01/01/2006 to 12/31/2006	$23.52	$31.02	274,947
01/01/2007 to 12/31/2007	$31.02	$43.62	484,276
01/01/2008 to 12/31/2008	$43.62	$18.01	186,988
01/01/2009 to 12/31/2009	$18.01	$28.64	356,343
01/01/2010 to 12/31/2010	$28.64	$32.60	205,732
01/01/2011 to 12/31/2011	$32.60	$24.79	123,967
01/01/2012 to 12/31/2012	$24.79	$28.37	100,395
01/01/2013 to 12/31/2013	$28.37	$27.81	71,234
01/01/2014 to 12/31/2014	$27.81	$25.66	51,097
01/01/2015 to 12/31/2015	$25.66	$21.04	33,338

ProFund VP Asia 30
01/01/2006 to 12/31/2006	$18.20	$24.84	227,691
01/01/2007 to 12/31/2007	$24.84	$35.97	247,412
01/01/2008 to 12/31/2008	$35.97	$17.33	77,238
01/01/2009 to 12/31/2009	$17.33	$26.19	127,715
01/01/2010 to 12/31/2010	$26.19	$29.24	92,346
01/01/2011 to 12/31/2011	$29.24	$20.92	44,452
01/01/2012 to 12/31/2012	$20.92	$23.67	58,039
01/01/2013 to 12/31/2013	$23.67	$26.67	33,619
01/01/2014 to 12/31/2014	$26.67	$25.73	10,797
01/01/2015 to 12/31/2015	$25.73	$22.85	8,084

ProFund VP Banks
01/01/2006 to 12/31/2006	$13.77	$15.58	11,704
01/01/2007 to 12/31/2007	$15.58	$11.10	8,235
01/01/2008 to 12/31/2008	$11.10	$5.77	117,037
01/01/2009 to 12/31/2009	$5.77	$5.42	35,987
01/01/2010 to 12/31/2010	$5.42	$5.75	23,240
01/01/2011 to 12/31/2011	$5.75	$4.13	18,162
01/01/2012 to 12/31/2012	$4.13	$5.40	28,066
01/01/2013 to 12/31/2013	$5.40	$7.06	12,913
01/01/2014 to 12/31/2014	$7.06	$7.64	8,073
01/01/2015 to 12/31/2015	$7.64	$7.45	5,996

ProFund VP Basic Materials
01/01/2006 to 12/31/2006	$14.46	$16.36	43,606
01/01/2007 to 12/31/2007	$16.36	$20.96	85,213
01/01/2008 to 12/31/2008	$20.96	$9.98	63,959
01/01/2009 to 12/31/2009	$9.98	$15.87	112,777
01/01/2010 to 12/31/2010	$15.87	$20.18	160,387
01/01/2011 to 12/31/2011	$20.18	$16.58	77,913
01/01/2012 to 12/31/2012	$16.58	$17.63	68,968
01/01/2013 to 12/31/2013	$17.63	$20.46	62,619
01/01/2014 to 12/31/2014	$20.46	$20.39	27,975
01/01/2015 to 12/31/2015	$20.39	$17.20	11,324

ProFund VP Bear
01/01/2006 to 12/31/2006	$6.36	$5.77	113,831
01/01/2007 to 12/31/2007	$5.77	$5.68	186,155
01/01/2008 to 12/31/2008	$5.68	$7.80	301,175
01/01/2009 to 12/31/2009	$7.80	$5.51	363,401
01/01/2010 to 12/31/2010	$5.51	$4.44	153,769
01/01/2011 to 12/31/2011	$4.44	$3.96	160,825
01/01/2012 to 12/31/2012	$3.96	$3.24	220,586
01/01/2013 to 12/31/2013	$3.24	$2.33	211,165
01/01/2014 to 12/31/2014	$2.33	$1.96	141,944
01/01/2015 to 12/31/2015	$1.96	$1.83	121,488

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Bull
01/01/2006 to 12/31/2006	$12.88	$14.35	338,211
01/01/2007 to 12/31/2007	$14.35	$14.56	203,530
01/01/2008 to 12/31/2008	$14.56	$8.89	363,733
01/01/2009 to 12/31/2009	$8.89	$10.84	273,451
01/01/2010 to 12/31/2010	$10.84	$11.96	323,429
01/01/2011 to 12/31/2011	$11.96	$11.72	48,635
01/01/2012 to 12/31/2012	$11.72	$13.08	42,092
01/01/2013 to 12/31/2013	$13.08	$16.63	31,063
01/01/2014 to 12/31/2014	$16.63	$18.17	21,468
01/01/2015 to 12/31/2015	$18.17	$17.72	14,157

ProFund VP Consumer Goods Portfolio
01/01/2006 to 12/31/2006	$12.02	$13.26	26,778
01/01/2007 to 12/31/2007	$13.26	$13.98	131,891
01/01/2008 to 12/31/2008	$13.98	$10.04	22,103
01/01/2009 to 12/31/2009	$10.04	$11.97	17,709
01/01/2010 to 12/31/2010	$11.97	$13.76	43,586
01/01/2011 to 12/31/2011	$13.76	$14.42	41,356
01/01/2012 to 12/31/2012	$14.42	$15.67	32,267
01/01/2013 to 12/31/2013	$15.67	$19.73	24,901
01/01/2014 to 12/31/2014	$19.73	$21.31	23,301
01/01/2015 to 12/31/2015	$21.31	$21.75	22,112

ProFund VP Consumer Services
01/01/2006 to 12/31/2006	$11.47	$12.59	12,510
01/01/2007 to 12/31/2007	$12.59	$11.32	10,149
01/01/2008 to 12/31/2008	$11.32	$7.61	9,553
01/01/2009 to 12/31/2009	$7.61	$9.76	14,506
01/01/2010 to 12/31/2010	$9.76	$11.61	120,159
01/01/2011 to 12/31/2011	$11.61	$12.00	85,233
01/01/2012 to 12/31/2012	$12.00	$14.36	61,929
01/01/2013 to 12/31/2013	$14.36	$19.69	47,944
01/01/2014 to 12/31/2014	$19.69	$21.70	18,110
01/01/2015 to 12/31/2015	$21.70	$22.26	22,870

ProFund VP Europe 30
01/01/2006 to 12/31/2006	$15.65	$18.02	508,415
01/01/2007 to 12/31/2007	$18.02	$20.23	151,796
01/01/2008 to 12/31/2008	$20.23	$11.10	48,150
01/01/2009 to 12/31/2009	$11.10	$14.39	230,637
01/01/2010 to 12/31/2010	$14.39	$14.48	236,627
01/01/2011 to 12/31/2011	$14.48	$12.93	12,682
01/01/2012 to 12/31/2012	$12.93	$14.77	80,673
01/01/2013 to 12/31/2013	$14.77	$17.60	59,074
01/01/2014 to 12/31/2014	$17.60	$15.76	18,896
01/01/2015 to 12/31/2015	$15.76	$13.77	13,798

ProFund VP Financials
01/01/2006 to 12/31/2006	$13.71	$15.76	57,563
01/01/2007 to 12/31/2007	$15.76	$12.49	47,802
01/01/2008 to 12/31/2008	$12.49	$6.06	83,367
01/01/2009 to 12/31/2009	$6.06	$6.82	139,451
01/01/2010 to 12/31/2010	$6.82	$7.42	179,107
01/01/2011 to 12/31/2011	$7.42	$6.27	156,822
01/01/2012 to 12/31/2012	$6.27	$7.66	97,961
01/01/2013 to 12/31/2013	$7.66	$9.91	89,595
01/01/2014 to 12/31/2014	$9.91	$10.97	72,701
01/01/2015 to 12/31/2015	$10.97	$10.59	55,214

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Health Care
01/01/2006 to 12/31/2006	$11.50	$11.87	65,217
01/01/2007 to 12/31/2007	$11.87	$12.39	165,073
01/01/2008 to 12/31/2008	$12.39	$9.20	69,403
01/01/2009 to 12/31/2009	$9.20	$10.77	111,461
01/01/2010 to 12/31/2010	$10.77	$10.86	91,929
01/01/2011 to 12/31/2011	$10.86	$11.72	99,313
01/01/2012 to 12/31/2012	$11.72	$13.48	79,172
01/01/2013 to 12/31/2013	$13.48	$18.46	66,559
01/01/2014 to 12/31/2014	$18.46	$22.38	51,085
01/01/2015 to 12/31/2015	$22.38	$23.04	30,864

ProFund VP Industrials
01/01/2006 to 12/31/2006	$14.30	$15.65	2,765
01/01/2007 to 12/31/2007	$15.65	$17.13	48,821
01/01/2008 to 12/31/2008	$17.13	$9.99	70,451
01/01/2009 to 12/31/2009	$9.99	$12.15	155,971
01/01/2010 to 12/31/2010	$12.15	$14.73	125,562
01/01/2011 to 12/31/2011	$14.73	$14.18	41,462
01/01/2012 to 12/31/2012	$14.18	$16.09	19,837
01/01/2013 to 12/31/2013	$16.09	$21.79	19,111
01/01/2014 to 12/31/2014	$21.79	$22.55	14,244
01/01/2015 to 12/31/2015	$22.55	$21.34	5,437

ProFund VP Japan
01/01/2006 to 12/31/2006	$18.59	$20.19	63,570
01/01/2007 to 12/31/2007	$20.19	$17.80	23,531
01/01/2008 to 12/31/2008	$17.80	$10.32	23,071
01/01/2009 to 12/31/2009	$10.32	$11.16	54,065
01/01/2010 to 12/31/2010	$11.16	$10.22	67,234
01/01/2011 to 12/31/2011	$10.22	$8.16	6,477
01/01/2012 to 12/31/2012	$8.16	$9.83	24,094
01/01/2013 to 12/31/2013	$9.83	$14.28	26,525
01/01/2014 to 12/31/2014	$14.28	$14.45	8,371
01/01/2015 to 12/31/2015	$14.45	$14.98	13,603

ProFund VP Large-Cap Growth
01/01/2006 to 12/31/2006	$10.26	$10.96	451,172
01/01/2007 to 12/31/2007	$10.96	$11.49	181,009
01/01/2008 to 12/31/2008	$11.49	$7.26	151,967
01/01/2009 to 12/31/2009	$7.26	$9.23	268,256
01/01/2010 to 12/31/2010	$9.23	$10.24	208,930
01/01/2011 to 12/31/2011	$10.24	$10.35	179,188
01/01/2012 to 12/31/2012	$10.35	$11.43	83,338
01/01/2013 to 12/31/2013	$11.43	$14.64	64,412
01/01/2014 to 12/31/2014	$14.64	$16.20	71,155
01/01/2015 to 12/31/2015	$16.20	$16.48	35,221

ProFund VP Large-Cap Value
01/01/2006 to 12/31/2006	$10.46	$12.17	382,210
01/01/2007 to 12/31/2007	$12.17	$11.94	126,309
01/01/2008 to 12/31/2008	$11.94	$6.97	168,643
01/01/2009 to 12/31/2009	$6.97	$8.16	117,790
01/01/2010 to 12/31/2010	$8.16	$9.03	73,359
01/01/2011 to 12/31/2011	$9.03	$8.73	103,431
01/01/2012 to 12/31/2012	$8.73	$9.88	154,329
01/01/2013 to 12/31/2013	$9.88	$12.57	83,115
01/01/2014 to 12/31/2014	$12.57	$13.61	85,083
01/01/2015 to 12/31/2015	$13.61	$12.71	76,102

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Growth
01/01/2006 to 12/31/2006	$14.60	$14.88	271,685
01/01/2007 to 12/31/2007	$14.88	$16.29	86,246
01/01/2008 to 12/31/2008	$16.29	$9.77	71,315
01/01/2009 to 12/31/2009	$9.77	$13.24	140,661
01/01/2010 to 12/31/2010	$13.24	$16.67	179,903
01/01/2011 to 12/31/2011	$16.67	$15.86	112,247
01/01/2012 to 12/31/2012	$15.86	$17.93	67,404
01/01/2013 to 12/31/2013	$17.93	$22.94	51,906
01/01/2014 to 12/31/2014	$22.94	$23.80	50,231
01/01/2015 to 12/31/2015	$23.80	$23.39	14,202

ProFund VP Mid-Cap Value
01/01/2006 to 12/31/2006	$16.23	$17.86	98,979
01/01/2007 to 12/31/2007	$17.86	$17.67	72,375
01/01/2008 to 12/31/2008	$17.67	$11.03	55,909
01/01/2009 to 12/31/2009	$11.03	$14.15	40,269
01/01/2010 to 12/31/2010	$14.15	$16.70	56,607
01/01/2011 to 12/31/2011	$16.70	$15.72	57,508
01/01/2012 to 12/31/2012	$15.72	$17.96	50,061
01/01/2013 to 12/31/2013	$17.96	$23.26	30,380
01/01/2014 to 12/31/2014	$23.26	$25.12	11,310
01/01/2015 to 12/31/2015	$25.12	$22.59	11,656

ProFund VP NASDAQ-100
01/01/2006 to 12/31/2006	$14.05	$14.53	85,525
01/01/2007 to 12/31/2007	$14.53	$16.74	200,264
01/01/2008 to 12/31/2008	$16.74	$9.44	61,008
01/01/2009 to 12/31/2009	$9.44	$14.06	62,232
01/01/2010 to 12/31/2010	$14.06	$16.29	46,817
01/01/2011 to 12/31/2011	$16.29	$16.20	80,834
01/01/2012 to 12/31/2012	$16.20	$18.45	71,926
01/01/2013 to 12/31/2013	$18.45	$24.28	55,633
01/01/2014 to 12/31/2014	$24.28	$27.84	39,777
01/01/2015 to 12/31/2015	$27.84	$29.32	35,573

ProFund VP Oil & Gas
01/01/2006 to 12/31/2006	$19.77	$23.38	112,400
01/01/2007 to 12/31/2007	$23.38	$30.35	124,434
01/01/2008 to 12/31/2008	$30.35	$18.75	98,316
01/01/2009 to 12/31/2009	$18.75	$21.22	166,584
01/01/2010 to 12/31/2010	$21.22	$24.49	127,926
01/01/2011 to 12/31/2011	$24.49	$24.54	81,185
01/01/2012 to 12/31/2012	$24.54	$24.75	77,337
01/01/2013 to 12/31/2013	$24.75	$30.09	36,739
01/01/2014 to 12/31/2014	$30.09	$26.29	31,569
01/01/2015 to 12/31/2015	$26.29	$19.74	26,036

ProFund VP Pharmaceuticals
01/01/2006 to 12/31/2006	$8.35	$9.18	131,883
01/01/2007 to 12/31/2007	$9.18	$9.21	43,535
01/01/2008 to 12/31/2008	$9.21	$7.26	77,480
01/01/2009 to 12/31/2009	$7.26	$8.32	76,573
01/01/2010 to 12/31/2010	$8.32	$8.19	31,433
01/01/2011 to 12/31/2011	$8.19	$9.32	76,191
01/01/2012 to 12/31/2012	$9.32	$10.22	32,931
01/01/2013 to 12/31/2013	$10.22	$13.18	20,057
01/01/2014 to 12/31/2014	$13.18	$15.42	17,475
01/01/2015 to 12/31/2015	$15.42	$15.78	19,428

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Precious Metals
01/01/2006 to 12/31/2006	$16.85	$17.73	260,007
01/01/2007 to 12/31/2007	$17.73	$21.27	337,030
01/01/2008 to 12/31/2008	$21.27	$14.43	213,223
01/01/2009 to 12/31/2009	$14.43	$19.14	162,633
01/01/2010 to 12/31/2010	$19.14	$24.94	128,642
01/01/2011 to 12/31/2011	$24.94	$19.74	82,842
01/01/2012 to 12/31/2012	$19.74	$16.53	58,494
01/01/2013 to 12/31/2013	$16.53	$10.05	40,196
01/01/2014 to 12/31/2014	$10.05	$7.50	44,206
01/01/2015 to 12/31/2015	$7.50	$4.94	28,981

ProFund VP Real Estate
01/01/2006 to 12/31/2006	$17.36	$22.55	109,436
01/01/2007 to 12/31/2007	$22.55	$17.76	46,436
01/01/2008 to 12/31/2008	$17.76	$10.22	54,131
01/01/2009 to 12/31/2009	$10.22	$12.81	62,044
01/01/2010 to 12/31/2010	$12.81	$15.66	49,229
01/01/2011 to 12/31/2011	$15.66	$16.07	27,887
01/01/2012 to 12/31/2012	$16.07	$18.46	30,772
01/01/2013 to 12/31/2013	$18.46	$18.10	19,225
01/01/2014 to 12/31/2014	$18.10	$22.18	12,255
01/01/2015 to 12/31/2015	$22.18	$21.81	7,264

ProFund VP Rising Rates Opportunity
01/01/2006 to 12/31/2006	$7.18	$7.75	471,789
01/01/2007 to 12/31/2007	$7.75	$7.20	160,197
01/01/2008 to 12/31/2008	$7.20	$4.38	172,958
01/01/2009 to 12/31/2009	$4.38	$5.67	286,601
01/01/2010 to 12/31/2010	$5.67	$4.67	480,663
01/01/2011 to 12/31/2011	$4.67	$2.86	263,803
01/01/2012 to 12/31/2012	$2.86	$2.61	117,444
01/01/2013 to 12/31/2013	$2.61	$2.97	261,652
01/01/2014 to 12/31/2014	$2.97	$2.03	56,987
01/01/2015 to 12/31/2015	$2.03	$1.96	56,603

ProFund VP Short NASDAQ-100
01/01/2006 to 12/31/2006	$5.52	$5.33	198,868
01/01/2007 to 12/31/2007	$5.33	$4.62	64,998
01/01/2008 to 12/31/2008	$4.62	$6.71	12,342
01/01/2009 to 12/31/2009	$6.71	$3.90	72,786
01/01/2010 to 12/31/2010	$3.90	$3.01	28,594
01/01/2011 to 12/31/2011	$3.01	$2.64	37,552
01/01/2012 to 12/31/2012	$2.64	$2.10	11,448
01/01/2013 to 12/31/2013	$2.10	$1.46	37,829
01/01/2014 to 12/31/2014	$1.46	$1.15	28,466
01/01/2015 to 12/31/2015	$1.15	$0.98	65,714

ProFund VP Small-Cap Growth
01/01/2006 to 12/31/2006	$16.13	$17.18	462,614
01/01/2007 to 12/31/2007	$17.18	$17.52	63,774
01/01/2008 to 12/31/2008	$17.52	$11.32	84,050
01/01/2009 to 12/31/2009	$11.32	$14.00	169,514
01/01/2010 to 12/31/2010	$14.00	$17.25	184,353
01/01/2011 to 12/31/2011	$17.25	$17.12	80,115
01/01/2012 to 12/31/2012	$17.12	$18.87	49,079
01/01/2013 to 12/31/2013	$18.87	$25.97	62,531
01/01/2014 to 12/31/2014	$25.97	$26.01	29,019
01/01/2015 to 12/31/2015	$26.01	$25.79	9,739

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
01/01/2006 to 12/31/2006	$16.07	$18.49	107,760
01/01/2007 to 12/31/2007	$18.49	$16.81	41,638
01/01/2008 to 12/31/2008	$16.81	$11.42	69,617
01/01/2009 to 12/31/2009	$11.42	$13.47	29,196
01/01/2010 to 12/31/2010	$13.47	$16.12	119,962
01/01/2011 to 12/31/2011	$16.12	$15.15	43,755
01/01/2012 to 12/31/2012	$15.15	$17.25	54,224
01/01/2013 to 12/31/2013	$17.25	$23.27	60,710
01/01/2014 to 12/31/2014	$23.27	$24.13	14,902
01/01/2015 to 12/31/2015	$24.13	$21.69	26,423

ProFund VP Telecommunications
01/01/2006 to 12/31/2006	$10.43	$13.73	76,146
01/01/2007 to 12/31/2007	$13.73	$14.58	86,034
01/01/2008 to 12/31/2008	$14.58	$9.37	44,731
01/01/2009 to 12/31/2009	$9.37	$9.86	166,567
01/01/2010 to 12/31/2010	$9.86	$11.18	109,202
01/01/2011 to 12/31/2011	$11.18	$11.16	33,727
01/01/2012 to 12/31/2012	$11.16	$12.74	41,788
01/01/2013 to 12/31/2013	$12.74	$13.99	15,809
01/01/2014 to 12/31/2014	$13.99	$13.79	15,473
01/01/2015 to 12/31/2015	$13.79	$13.72	9,931

ProFund VP U.S. Government Plus
01/01/2006 to 12/31/2006	$11.03	$10.31	50,931
01/01/2007 to 12/31/2007	$10.31	$11.13	348,555
01/01/2008 to 12/31/2008	$11.13	$16.33	243,233
01/01/2009 to 12/31/2009	$16.33	$10.78	108,507
01/01/2010 to 12/31/2010	$10.78	$11.64	104,863
01/01/2011 to 12/31/2011	$11.64	$16.37	108,287
01/01/2012 to 12/31/2012	$16.37	$16.20	54,420
01/01/2013 to 12/31/2013	$16.20	$12.84	27,833
01/01/2014 to 12/31/2014	$12.84	$17.16	36,723
01/01/2015 to 12/31/2015	$17.16	$15.87	19,918

ProFund VP UltraMid-Cap
01/01/2006 to 12/31/2006	$23.77	$25.78	158,772
01/01/2007 to 12/31/2007	$25.78	$26.76	114,155
01/01/2008 to 12/31/2008	$26.76	$8.53	74,677
01/01/2009 to 12/31/2009	$8.53	$13.86	98,445
01/01/2010 to 12/31/2010	$13.86	$20.33	99,260
01/01/2011 to 12/31/2011	$20.33	$17.20	42,234
01/01/2012 to 12/31/2012	$17.20	$22.34	36,031
01/01/2013 to 12/31/2013	$22.34	$37.35	25,111
01/01/2014 to 12/31/2014	$37.35	$42.21	8,117
01/01/2015 to 12/31/2015	$42.21	$37.58	2,653

ProFund VP Utilities
01/01/2006 to 12/31/2006	$16.59	$19.38	160,549
01/01/2007 to 12/31/2007	$19.38	$22.00	259,803
01/01/2008 to 12/31/2008	$22.00	$14.94	72,065
01/01/2009 to 12/31/2009	$14.94	$16.21	57,422
01/01/2010 to 12/31/2010	$16.21	$16.83	77,564
01/01/2011 to 12/31/2011	$16.83	$19.39	89,119
01/01/2012 to 12/31/2012	$19.39	$19.02	48,435
01/01/2013 to 12/31/2013	$19.02	$21.12	47,642
01/01/2014 to 12/31/2014	$21.12	$26.06	36,575
01/01/2015 to 12/31/2015	$26.06	$23.90	6,108

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Prudential SP International Growth Portfolio
01/01/2006 to 12/31/2006	$12.01	$14.24	116,491
01/01/2007 to 12/31/2007	$14.24	$16.69	188,920
01/01/2008 to 12/31/2008	$16.69	$8.13	25,080
01/01/2009 to 12/31/2009	$8.13	$10.92	55,453
01/01/2010 to 12/31/2010	$10.92	$12.20	36,522
01/01/2011 to 12/31/2011	$12.20	$10.18	19,339
01/01/2012 to 12/31/2012	$10.18	$12.21	14,587
01/01/2013 to 12/31/2013	$12.21	$14.22	7,820
01/01/2014 to 12/31/2014	$14.22	$13.14	3,588
01/01/2015 to 12/31/2015	$13.14	$13.31	2,956

S&P Target 24 Portfolio
01/01/2006 to 12/31/2006	$10.94	$11.04	93,918
01/01/2007 to 12/31/2007	$11.04	$11.27	68,322
01/01/2008 to 12/31/2008	$11.27	$7.96	177,004
01/01/2009 to 12/31/2009	$7.96	$8.87	76,282
01/01/2010 to 12/31/2010	$8.87	$10.37	88,592
01/01/2011 to 12/31/2011	$10.37	$11.04	53,790
01/01/2012 to 12/31/2012	$11.04	$11.84	44,358
01/01/2013 to 12/31/2013	$11.84	$16.49	19,904
01/01/2014 to 04/25/2014	$16.49	$16.25	0

Target Managed VIP Portfolio
01/01/2006 to 12/31/2006	$11.87	$12.98	1,547,684
01/01/2007 to 12/31/2007	$12.98	$13.92	908,064
01/01/2008 to 12/31/2008	$13.92	$7.53	576,002
01/01/2009 to 12/31/2009	$7.53	$8.34	419,819
01/01/2010 to 12/31/2010	$8.34	$9.73	318,435
01/01/2011 to 12/31/2011	$9.73	$9.38	228,835
01/01/2012 to 12/31/2012	$9.38	$10.38	133,813
01/01/2013 to 12/31/2013	$10.38	$13.82	100,929
01/01/2014 to 04/25/2014	$13.82	$13.72	0

The DOW DART 10 Portfolio
01/01/2006 to 12/31/2006	$9.92	$12.20	182,794
01/01/2007 to 12/31/2007	$12.20	$12.04	183,748
01/01/2008 to 12/31/2008	$12.04	$8.43	151,198
01/01/2009 to 12/31/2009	$8.43	$9.42	70,732
01/01/2010 to 12/31/2010	$9.42	$10.78	83,495
01/01/2011 to 12/31/2011	$10.78	$11.38	106,373
01/01/2012 to 12/31/2012	$11.38	$12.35	61,543
01/01/2013 to 12/31/2013	$12.35	$15.83	38,842
01/01/2014 to 04/25/2014	$15.83	$15.57	0

The DOW Target Dividend Portfolio
01/01/2006 to 12/31/2006	$9.74	$11.27	602,702
01/01/2007 to 12/31/2007	$11.27	$11.17	380,133
01/01/2008 to 12/31/2008	$11.17	$6.51	179,985
01/01/2009 to 12/31/2009	$6.51	$7.28	225,265
01/01/2010 to 12/31/2010	$7.28	$8.31	158,708
01/01/2011 to 12/31/2011	$8.31	$8.63	176,453
01/01/2012 to 12/31/2012	$8.63	$8.93	89,633
01/01/2013 to 12/31/2013	$8.93	$11.22	53,596
01/01/2014 to 04/25/2014	$11.22	$11.59	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Value Line Target 25 Portfolio
06/30/2008* to 12/31/2008	$9.90	$4.54	0
01/01/2009 to 12/31/2009	$4.54	$4.77	0
01/01/2010 to 12/31/2010	$4.77	$6.09	0
01/01/2011 to 12/31/2011	$6.09	$4.50	0
01/01/2012 to 12/31/2012	$4.50	$5.35	0
01/01/2013 to 12/31/2013	$5.35	$6.89	0
01/01/2014 to 04/25/2014	$6.89	$7.34	0

Wells Fargo Advantage VT Equity Income
01/01/2006 to 12/31/2006	$13.77	$16.00	77,725
01/01/2007 to 12/31/2007	$16.00	$16.11	40,360
01/01/2008 to 12/31/2008	$16.11	$10.03	40,019
01/01/2009 to 12/31/2009	$10.03	$11.49	43,668
01/01/2010 to 07/16/2010	$11.49	$11.02	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.68	$14.09	111,815
01/01/2011 to 12/31/2011	$14.09	$12.05	75,328
01/01/2012 to 12/31/2012	$12.05	$13.42	70,838
01/01/2013 to 12/31/2013	$13.42	$15.77	51,146
01/01/2014 to 12/31/2014	$15.77	$14.64	40,672
01/01/2015 to 12/31/2015	$14.64	$14.68	31,807

Wells Fargo VT Intrinsic Value Fund - Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$11.02	$12.82	40,384
01/01/2011 to 12/31/2011	$12.82	$12.29	30,774
01/01/2012 to 12/31/2012	$12.29	$14.39	30,875
01/01/2013 to 12/31/2013	$14.39	$18.37	27,649
01/01/2014 to 12/31/2014	$18.37	$19.86	24,338
01/01/2015 to 12/31/2015	$19.86	$19.36	19,489

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$15.09	$19.00	20,242
01/01/2011 to 12/31/2011	$19.00	$17.62	29,311
01/01/2012 to 12/31/2012	$17.62	$20.85	26,757
01/01/2013 to 12/31/2013	$20.85	$28.66	31,903
01/01/2014 to 12/31/2014	$28.66	$29.23	16,822
01/01/2015 to 12/31/2015	$29.23	$29.11	5,063

Wells Fargo VT Small Cap Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.23	60,263
01/01/2011 to 12/31/2011	$12.23	$11.46	35,186
01/01/2012 to 12/31/2012	$11.46	$12.15	21,797
01/01/2013 to 12/31/2013	$12.15	$17.92	22,330
01/01/2014 to 12/31/2014	$17.92	$17.27	15,359
01/01/2015 to 12/31/2015	$17.27	$16.48	16,725

*	Denotes the start date of these sub-accounts

ASAP III

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With Combo 5%/HAV 80 bps (2.05%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.22	3,365,059
01/01/2010 to 12/31/2010	$12.22	$13.40	5,268,356
01/01/2011 to 12/31/2011	$13.40	$12.78	4,442,063
01/01/2012 to 12/31/2012	$12.78	$14.09	4,578,694
01/01/2013 to 12/31/2013	$14.09	$15.17	4,010,416
01/01/2014 to 12/31/2014	$15.17	$15.43	3,564,839
01/01/2015 to 12/31/2015	$15.43	$14.63	2,722,140

AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.41	1,820,120
01/01/2010 to 12/31/2010	$12.41	$13.83	2,767,854
01/01/2011 to 12/31/2011	$13.83	$13.56	2,216,060
01/01/2012 to 12/31/2012	$13.56	$15.09	2,607,360
01/01/2013 to 12/31/2013	$15.09	$17.23	2,524,109
01/01/2014 to 12/31/2014	$17.23	$17.91	2,227,707
01/01/2015 to 12/31/2015	$17.91	$17.68	1,952,226

AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.46	191,964
01/01/2010 to 12/31/2010	$12.46	$13.90	262,897
01/01/2011 to 12/31/2011	$13.90	$14.10	199,823
01/01/2012 to 05/04/2012	$14.10	$15.30	0

AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.04	4,105,360
01/01/2010 to 12/31/2010	$12.04	$13.25	6,540,463
01/01/2011 to 12/31/2011	$13.25	$12.82	5,259,707
01/01/2012 to 12/31/2012	$12.82	$14.12	5,738,680
01/01/2013 to 12/31/2013	$14.12	$16.27	5,800,649
01/01/2014 to 12/31/2014	$16.27	$16.98	5,432,988
01/01/2015 to 12/31/2015	$16.98	$16.71	4,883,532

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.14	60,919
01/01/2012 to 12/31/2012	$9.14	$10.02	181,581
01/01/2013 to 12/31/2013	$10.02	$10.88	254,891
01/01/2014 to 12/31/2014	$10.88	$11.18	268,384
01/01/2015 to 12/31/2015	$11.18	$10.62	210,251

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.47	18,219
01/01/2014 to 12/31/2014	$10.47	$10.62	32,423
01/01/2015 to 12/31/2015	$10.62	$10.43	32,718

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.48	240,395
01/01/2010 to 12/31/2010	$10.48	$10.67	445,435
01/01/2011 to 12/31/2011	$10.67	$10.69	516,157
01/01/2012 to 12/31/2012	$10.69	$10.96	572,206
01/01/2013 to 12/31/2013	$10.96	$10.50	549,963
01/01/2014 to 12/31/2014	$10.50	$10.28	348,779
01/01/2015 to 12/31/2015	$10.28	$10.11	283,825

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$11.05	2,760,749
01/01/2010 to 12/31/2010	$11.05	$11.66	4,831,426
01/01/2011 to 12/31/2011	$11.66	$11.79	3,763,460
01/01/2012 to 12/31/2012	$11.79	$12.62	4,344,963
01/01/2013 to 12/31/2013	$12.62	$12.13	4,224,268
01/01/2014 to 12/31/2014	$12.13	$12.39	3,491,513
01/01/2015 to 12/31/2015	$12.39	$11.88	2,931,445

AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$9.96	$9.99	0
01/01/2010 to 12/31/2010	$9.99	$10.70	0
01/01/2011 to 12/31/2011	$10.70	$11.16	0
01/01/2012 to 12/31/2012	$11.16	$11.26	0
01/01/2013 to 12/31/2013	$11.26	$10.99	0
01/01/2014 to 12/31/2014	$10.99	$10.75	0
01/01/2015 to 12/31/2015	$10.75	$10.50	0

AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.94	$9.61	47
01/01/2010 to 12/31/2010	$9.61	$10.41	440
01/01/2011 to 12/31/2011	$10.41	$11.18	512
01/01/2012 to 12/31/2012	$11.18	$11.41	452
01/01/2013 to 12/31/2013	$11.41	$11.09	512
01/01/2014 to 12/31/2014	$11.09	$10.92	0
01/01/2015 to 12/31/2015	$10.92	$10.67	0

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.74	0
01/01/2011 to 12/31/2011	$10.74	$11.72	0
01/01/2012 to 12/31/2012	$11.72	$12.06	0
01/01/2013 to 12/31/2013	$12.06	$11.57	0
01/01/2014 to 12/31/2014	$11.57	$11.50	0
01/01/2015 to 12/31/2015	$11.50	$11.28	0

AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92	$9.68	0
01/01/2010 to 12/31/2010	$9.68	$10.54	0
01/01/2011 to 12/31/2011	$10.54	$11.72	0
01/01/2012 to 12/31/2012	$11.72	$12.14	0
01/01/2013 to 12/31/2013	$12.14	$11.52	0
01/01/2014 to 12/31/2014	$11.52	$11.58	0
01/01/2015 to 12/31/2015	$11.58	$11.44	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.91	$9.58	0
01/01/2010 to 12/31/2010	$9.58	$10.45	0
01/01/2011 to 12/31/2011	$10.45	$11.87	0
01/01/2012 to 12/31/2012	$11.87	$12.30	0
01/01/2013 to 12/31/2013	$12.30	$11.47	0
01/01/2014 to 12/31/2014	$11.47	$11.71	0
01/01/2015 to 12/31/2015	$11.71	$11.60	0

AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88	$9.25	0
01/01/2010 to 12/31/2010	$9.25	$10.14	0
01/01/2011 to 12/31/2011	$10.14	$11.78	0
01/01/2012 to 12/31/2012	$11.78	$12.27	0
01/01/2013 to 12/31/2013	$12.27	$11.24	0
01/01/2014 to 12/31/2014	$11.24	$11.68	0
01/01/2015 to 12/31/2015	$11.68	$11.62	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.98	0
01/01/2011 to 12/31/2011	$10.98	$12.94	0
01/01/2012 to 12/31/2012	$12.94	$13.53	0
01/01/2013 to 12/31/2013	$13.53	$12.33	0
01/01/2014 to 12/31/2014	$12.33	$13.00	428
01/01/2015 to 12/31/2015	$13.00	$12.96	613

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.99	0
01/01/2012 to 12/31/2012	$11.99	$12.43	0
01/01/2013 to 12/31/2013	$12.43	$10.99	0
01/01/2014 to 12/31/2014	$10.99	$11.88	0
01/01/2015 to 12/31/2015	$11.88	$11.88	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.37	0
01/01/2013 to 12/31/2013	$10.37	$9.12	0
01/01/2014 to 12/31/2014	$9.12	$10.06	0
01/01/2015 to 12/31/2015	$10.06	$10.12	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.73	0
01/01/2014 to 12/31/2014	$8.73	$9.80	0
01/01/2015 to 12/31/2015	$9.80	$9.87	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.27	0
01/01/2015 to 12/31/2015	$11.27	$11.26	0

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.91	0

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.29	3,740
01/01/2010 to 12/31/2010	$10.29	$11.47	38,186
01/01/2011 to 12/31/2011	$11.47	$10.57	38,133
01/01/2012 to 12/31/2012	$10.57	$11.73	45,733
01/01/2013 to 12/31/2013	$11.73	$15.10	52,705
01/01/2014 to 12/31/2014	$15.10	$16.31	51,257
01/01/2015 to 12/31/2015	$16.31	$15.21	38,030

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.31	3,569,333
01/01/2010 to 12/31/2010	$12.31	$13.67	4,979,410
01/01/2011 to 12/31/2011	$13.67	$13.07	3,397,925
01/01/2012 to 12/31/2012	$13.07	$14.56	4,089,027
01/01/2013 to 12/31/2013	$14.56	$17.49	4,672,956
01/01/2014 to 12/31/2014	$17.49	$18.33	4,467,350
01/01/2015 to 12/31/2015	$18.33	$18.05	4,176,279

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.62	44,622
01/01/2014 to 12/31/2014	$11.62	$12.93	64,381
01/01/2015 to 12/31/2015	$12.93	$12.22	40,428

AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61	$14.51	72,498
01/01/2010 to 12/31/2010	$14.51	$18.29	140,193
01/01/2011 to 12/31/2011	$18.29	$19.10	108,337
01/01/2012 to 12/31/2012	$19.10	$21.58	141,232
01/01/2013 to 12/31/2013	$21.58	$21.80	139,424
01/01/2014 to 12/31/2014	$21.80	$27.95	132,976
01/01/2015 to 12/31/2015	$27.95	$28.71	114,264

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.66	19,153
01/01/2014 to 12/31/2014	$9.66	$9.95	193,167
01/01/2015 to 12/31/2015	$9.95	$9.73	219,521

AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03	$11.97	864,688
01/01/2010 to 12/31/2010	$11.97	$13.29	1,090,965
01/01/2011 to 12/31/2011	$13.29	$12.70	820,561
01/01/2012 to 12/31/2012	$12.70	$14.13	1,014,393
01/01/2013 to 12/31/2013	$14.13	$16.50	1,279,173
01/01/2014 to 12/31/2014	$16.50	$17.09	1,195,059
01/01/2015 to 10/16/2015	$17.09	$16.99	0

AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.30	1,869,407
01/01/2010 to 12/31/2010	$12.30	$13.78	2,940,865
01/01/2011 to 12/31/2011	$13.78	$13.29	2,235,838
01/01/2012 to 12/31/2012	$13.29	$14.40	2,337,350
01/01/2013 to 12/31/2013	$14.40	$16.19	2,299,222
01/01/2014 to 12/31/2014	$16.19	$16.36	2,047,404
01/01/2015 to 12/31/2015	$16.36	$16.18	1,820,250

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.72	5,091,244
01/01/2013 to 12/31/2013	$10.72	$13.07	5,334,154
01/01/2014 to 12/31/2014	$13.07	$13.21	4,884,373
01/01/2015 to 10/16/2015	$13.21	$12.61	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.79	274,803
01/01/2014 to 12/31/2014	$10.79	$10.84	391,230
01/01/2015 to 10/16/2015	$10.84	$10.31	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.86	$13.94	44,478
01/01/2010 to 12/31/2010	$13.94	$16.41	89,121
01/01/2011 to 12/31/2011	$16.41	$15.26	73,059
01/01/2012 to 12/31/2012	$15.26	$18.96	105,274
01/01/2013 to 12/31/2013	$18.96	$19.38	118,189
01/01/2014 to 12/31/2014	$19.38	$21.62	93,859
01/01/2015 to 12/31/2015	$21.62	$21.16	70,753

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$10.05	$12.84	283,440
01/01/2010 to 12/31/2010	$12.84	$13.87	389,692
01/01/2011 to 12/31/2011	$13.87	$13.05	265,613
01/01/2012 to 12/31/2012	$13.05	$15.31	283,019
01/01/2013 to 12/31/2013	$15.31	$19.45	285,005
01/01/2014 to 02/07/2014	$19.45	$19.13	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$12.21	151,621
01/01/2010 to 12/31/2010	$12.21	$13.50	217,261
01/01/2011 to 12/31/2011	$13.50	$12.49	168,738
01/01/2012 to 12/31/2012	$12.49	$14.64	193,616
01/01/2013 to 12/31/2013	$14.64	$19.15	219,256
01/01/2014 to 12/31/2014	$19.15	$21.22	205,098
01/01/2015 to 12/31/2015	$21.22	$19.83	366,406

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.06	$13.49	286,175
01/01/2010 to 12/31/2010	$13.49	$15.83	479,051
01/01/2011 to 12/31/2011	$15.83	$15.04	315,046
01/01/2012 to 12/31/2012	$15.04	$17.62	365,162
01/01/2013 to 12/31/2013	$17.62	$22.82	408,372
01/01/2014 to 12/31/2014	$22.82	$24.93	368,878
01/01/2015 to 12/31/2015	$24.93	$23.03	467,454

AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.86	1,974,063
01/01/2010 to 12/31/2010	$11.86	$12.97	2,972,193
01/01/2011 to 12/31/2011	$12.97	$12.64	2,477,264
01/01/2012 to 12/31/2012	$12.64	$13.63	2,575,441
01/01/2013 to 12/31/2013	$13.63	$14.66	2,365,197
01/01/2014 to 12/31/2014	$14.66	$14.94	2,145,234
01/01/2015 to 12/31/2015	$14.94	$14.50	1,831,846

AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95	$12.76	109,350
01/01/2010 to 12/31/2010	$12.76	$15.84	244,303
01/01/2011 to 12/31/2011	$15.84	$15.72	167,171
01/01/2012 to 12/31/2012	$15.72	$17.82	188,409
01/01/2013 to 12/31/2013	$17.82	$24.22	213,714
01/01/2014 to 12/31/2014	$24.22	$25.44	211,826
01/01/2015 to 12/31/2015	$25.44	$23.55	184,051

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.76	119,144
01/01/2010 to 12/31/2010	$12.76	$14.05	170,995
01/01/2011 to 12/31/2011	$14.05	$13.70	142,576
01/01/2012 to 12/31/2012	$13.70	$15.21	165,128
01/01/2013 to 12/31/2013	$15.21	$20.06	170,934
01/01/2014 to 12/31/2014	$20.06	$19.96	153,025
01/01/2015 to 12/31/2015	$19.96	$18.36	126,732

AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.52	213,769
01/01/2010 to 12/31/2010	$12.52	$13.92	338,616
01/01/2011 to 12/31/2011	$13.92	$14.06	304,128
01/01/2012 to 12/31/2012	$14.06	$15.69	401,139
01/01/2013 to 12/31/2013	$15.69	$16.47	360,518
01/01/2014 to 12/31/2014	$16.47	$16.54	348,525
01/01/2015 to 12/31/2015	$16.54	$15.63	272,120

AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.27	114,610
01/01/2010 to 12/31/2010	$13.27	$14.89	190,802
01/01/2011 to 12/31/2011	$14.89	$12.70	126,232
01/01/2012 to 12/31/2012	$12.70	$14.97	138,669
01/01/2013 to 12/31/2013	$14.97	$17.46	193,582
01/01/2014 to 12/31/2014	$17.46	$16.15	203,169
01/01/2015 to 12/31/2015	$16.15	$16.32	191,121

AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$13.10	88,177
01/01/2010 to 12/31/2010	$13.10	$14.26	144,510
01/01/2011 to 12/31/2011	$14.26	$12.21	113,957
01/01/2012 to 12/31/2012	$12.21	$13.96	132,810
01/01/2013 to 12/31/2013	$13.96	$16.33	141,111
01/01/2014 to 12/31/2014	$16.33	$14.93	149,904
01/01/2015 to 12/31/2015	$14.93	$14.74	135,310

AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$10.85	646
01/01/2010 to 12/31/2010	$10.85	$11.77	41,606
01/01/2011 to 12/31/2011	$11.77	$12.97	14,508,528
01/01/2012 to 12/31/2012	$12.97	$13.90	5,830,488
01/01/2013 to 12/31/2013	$13.90	$13.18	1,541,523
01/01/2014 to 12/31/2014	$13.18	$13.78	1,479,647
01/01/2015 to 12/31/2015	$13.78	$13.65	5,435,546

AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.25	1,577,195
01/01/2010 to 12/31/2010	$12.25	$13.66	2,578,775
01/01/2011 to 12/31/2011	$13.66	$13.30	2,017,904
01/01/2012 to 12/31/2012	$13.30	$14.80	2,313,211
01/01/2013 to 12/31/2013	$14.80	$16.85	2,215,627
01/01/2014 to 12/31/2014	$16.85	$17.56	2,052,971
01/01/2015 to 12/31/2015	$17.56	$17.02	1,826,148

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.59	177,474
01/01/2010 to 12/31/2010	$13.59	$14.27	327,702
01/01/2011 to 12/31/2011	$14.27	$12.70	244,121
01/01/2012 to 12/31/2012	$12.70	$15.16	272,580
01/01/2013 to 12/31/2013	$15.16	$17.13	294,019
01/01/2014 to 12/31/2014	$17.13	$15.71	283,912
01/01/2015 to 12/31/2015	$15.71	$14.96	235,450

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.08	$11.67	2,081,526
01/01/2010 to 12/31/2010	$11.67	$12.27	2,138,295
01/01/2011 to 12/31/2011	$12.27	$12.04	1,742,125
01/01/2012 to 12/31/2012	$12.04	$13.06	1,782,261
01/01/2013 to 12/31/2013	$13.06	$14.20	1,629,043
01/01/2014 to 12/31/2014	$14.20	$14.67	1,470,602
01/01/2015 to 12/31/2015	$14.67	$14.34	1,288,545

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.29	4,844
01/01/2010 to 12/31/2010	$10.29	$11.21	55,900
01/01/2011 to 12/31/2011	$11.21	$11.06	50,517
01/01/2012 to 12/31/2012	$11.06	$12.48	72,952
01/01/2013 to 12/31/2013	$12.48	$16.68	63,560
01/01/2014 to 12/31/2014	$16.68	$17.89	74,641
01/01/2015 to 12/31/2015	$17.89	$19.39	128,547

AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.73	35,867
01/01/2010 to 12/31/2010	$12.73	$14.12	62,582
01/01/2011 to 12/31/2011	$14.12	$13.25	48,285
01/01/2012 to 12/31/2012	$13.25	$15.17	61,639
01/01/2013 to 12/31/2013	$15.17	$20.78	148,729
01/01/2014 to 12/31/2014	$20.78	$23.15	169,100
01/01/2015 to 12/31/2015	$23.15	$20.90	141,740

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.72	159,504
01/01/2010 to 12/31/2010	$12.72	$14.92	248,348
01/01/2011 to 12/31/2011	$14.92	$14.48	196,229
01/01/2012 to 12/31/2012	$14.48	$15.92	216,704
01/01/2013 to 12/31/2013	$15.92	$21.30	203,484
01/01/2014 to 12/31/2014	$21.30	$23.08	389,852
01/01/2015 to 12/31/2015	$23.08	$24.88	269,816

AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.09	114,616
01/01/2010 to 12/31/2010	$12.09	$13.43	148,549
01/01/2011 to 12/31/2011	$13.43	$14.49	269,475
01/01/2012 to 12/31/2012	$14.49	$15.03	320,082
01/01/2013 to 12/31/2013	$15.03	$14.43	304,071
01/01/2014 to 12/31/2014	$14.43	$15.04	347,300
01/01/2015 to 12/31/2015	$15.04	$14.64	386,003

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07	$13.37	178,237
01/01/2010 to 12/31/2010	$13.37	$14.67	318,815
01/01/2011 to 12/31/2011	$14.67	$13.92	265,882
01/01/2012 to 12/31/2012	$13.92	$16.78	290,380
01/01/2013 to 12/31/2013	$16.78	$20.98	349,030
01/01/2014 to 12/31/2014	$20.98	$21.30	331,788
01/01/2015 to 12/31/2015	$21.30	$20.55	318,754

AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.15	116,402
01/01/2010 to 12/31/2010	$12.15	$13.43	164,734
01/01/2011 to 12/31/2011	$13.43	$13.07	109,155
01/01/2012 to 12/31/2012	$13.07	$14.99	145,038
01/01/2013 to 12/31/2013	$14.99	$20.08	191,611
01/01/2014 to 12/31/2014	$20.08	$21.38	194,763
01/01/2015 to 12/31/2015	$21.38	$22.45	162,231

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.18	2,319
01/01/2013 to 12/31/2013	$10.18	$13.41	64,378
01/01/2014 to 12/31/2014	$13.41	$14.48	61,666
01/01/2015 to 12/31/2015	$14.48	$14.08	87,176

AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.23	57,715
01/01/2010 to 12/31/2010	$13.23	$16.02	128,363
01/01/2011 to 12/31/2011	$16.02	$15.15	87,454
01/01/2012 to 12/31/2012	$15.15	$17.57	108,339
01/01/2013 to 12/31/2013	$17.57	$22.79	111,886
01/01/2014 to 12/31/2014	$22.79	$25.67	101,131
01/01/2015 to 12/31/2015	$25.67	$23.48	75,942

AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.00	$9.87	766,665
01/01/2010 to 12/31/2010	$9.87	$9.67	1,224,819
01/01/2011 to 12/31/2011	$9.67	$9.47	1,340,106
01/01/2012 to 12/31/2012	$9.47	$9.28	1,146,782
01/01/2013 to 12/31/2013	$9.28	$9.09	638,166
01/01/2014 to 12/31/2014	$9.09	$8.90	761,313
01/01/2015 to 12/31/2015	$8.90	$8.72	724,095

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.06	10,972
01/01/2012 to 12/31/2012	$10.06	$10.34	16,868
01/01/2013 to 12/31/2013	$10.34	$9.84	25,251
01/01/2014 to 12/31/2014	$9.84	$10.13	50,859
01/01/2015 to 10/16/2015	$10.13	$10.07	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.37	87,413
01/01/2010 to 12/31/2010	$12.37	$15.59	153,346
01/01/2011 to 12/31/2011	$15.59	$15.52	129,404
01/01/2012 to 12/31/2012	$15.52	$17.09	154,034
01/01/2013 to 12/31/2013	$17.09	$22.20	154,636
01/01/2014 to 12/31/2014	$22.20	$23.47	152,841
01/01/2015 to 10/16/2015	$23.47	$23.99	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.93	$12.07	48,893
01/01/2010 to 12/31/2010	$12.07	$14.22	111,789
01/01/2011 to 04/29/2011	$14.22	$15.93	0

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.72	103,062
01/01/2010 to 12/31/2010	$13.72	$16.59	159,478
01/01/2011 to 12/31/2011	$16.59	$15.84	101,521
01/01/2012 to 12/31/2012	$15.84	$18.18	116,165
01/01/2013 to 12/31/2013	$18.18	$25.28	181,175
01/01/2014 to 12/31/2014	$25.28	$28.29	197,534
01/01/2015 to 12/31/2015	$28.29	$26.15	148,315

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.30	307,264
01/01/2013 to 12/31/2013	$10.30	$11.99	480,527
01/01/2014 to 12/31/2014	$11.99	$12.35	356,410
01/01/2015 to 12/31/2015	$12.35	$11.95	338,935

AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05	$14.80	212,846
01/01/2010 to 12/31/2010	$14.80	$17.72	436,193
01/01/2011 to 12/31/2011	$17.72	$13.84	289,962
01/01/2012 to 12/31/2012	$13.84	$15.99	331,490
01/01/2013 to 12/31/2013	$15.99	$15.69	384,522
01/01/2014 to 12/31/2014	$15.69	$14.65	360,829
01/01/2015 to 12/31/2015	$14.65	$11.95	311,804

AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.61	3,978,257
01/01/2010 to 12/31/2010	$11.61	$12.57	5,926,854
01/01/2011 to 12/31/2011	$12.57	$12.44	5,416,351
01/01/2012 to 12/31/2012	$12.44	$13.45	5,373,438
01/01/2013 to 12/31/2013	$13.45	$14.38	4,701,893
01/01/2014 to 12/31/2014	$14.38	$14.90	4,178,751
01/01/2015 to 12/31/2015	$14.90	$14.62	3,761,794

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.06	5,856
01/01/2012 to 12/31/2012	$10.06	$10.56	16,720
01/01/2013 to 12/31/2013	$10.56	$10.10	34,959
01/01/2014 to 12/31/2014	$10.10	$10.49	158,431
01/01/2015 to 12/31/2015	$10.49	$10.25	192,930

AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.99	$12.16	3,317,336
01/01/2010 to 12/31/2010	$12.16	$14.17	4,857,162
01/01/2011 to 12/31/2011	$14.17	$13.02	2,999,201
01/01/2012 to 12/31/2012	$13.02	$14.40	3,537,756
01/01/2013 to 12/31/2013	$14.40	$16.51	3,483,680
01/01/2014 to 12/31/2014	$16.51	$17.66	3,438,136
01/01/2015 to 12/31/2015	$17.66	$17.19	5,841,407

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.81	34,055
01/01/2010 to 12/31/2010	$12.81	$14.43	55,005
01/01/2011 to 12/31/2011	$14.43	$14.63	40,224
01/01/2012 to 12/31/2012	$14.63	$17.02	59,406
01/01/2013 to 12/31/2013	$17.02	$22.08	88,184
01/01/2014 to 12/31/2014	$22.08	$25.35	209,746
01/01/2015 to 12/31/2015	$25.35	$25.59	155,424

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.88	0
01/01/2012 to 12/31/2012	$8.88	$9.84	0
01/01/2013 to 12/31/2013	$9.84	$11.79	0
01/01/2014 to 12/31/2014	$11.79	$12.30	0
01/01/2015 to 12/31/2015	$12.30	$12.07	8,317

AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.04	$11.94	2,173,385
01/01/2010 to 12/31/2010	$11.94	$13.09	3,252,135
01/01/2011 to 12/31/2011	$13.09	$12.59	2,713,258
01/01/2012 to 12/31/2012	$12.59	$13.60	2,940,613
01/01/2013 to 12/31/2013	$13.60	$14.98	2,549,058
01/01/2014 to 12/31/2014	$14.98	$15.42	2,277,389
01/01/2015 to 12/31/2015	$15.42	$15.08	2,092,898

AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$10.05	$12.34	1,088,359
01/01/2010 to 12/31/2010	$12.34	$13.83	1,976,926
01/01/2011 to 12/31/2011	$13.83	$13.22	1,351,474
01/01/2012 to 12/31/2012	$13.22	$15.01	1,623,926
01/01/2013 to 12/31/2013	$15.01	$17.35	1,696,104
01/01/2014 to 12/31/2014	$17.35	$17.92	1,529,587
01/01/2015 to 12/31/2015	$17.92	$17.46	3,131,573

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.39	1,996,434
01/01/2010 to 12/31/2010	$12.39	$13.57	3,765,722
01/01/2011 to 12/31/2011	$13.57	$12.84	2,809,647
01/01/2012 to 12/31/2012	$12.84	$13.98	3,037,693
01/01/2013 to 12/31/2013	$13.98	$15.66	2,914,125
01/01/2014 to 12/31/2014	$15.66	$15.81	2,517,415
01/01/2015 to 10/16/2015	$15.81	$15.32	0

AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.99	103,365
01/01/2010 to 12/31/2010	$12.99	$16.86	159,307
01/01/2011 to 12/31/2011	$16.86	$14.35	162,590
01/01/2012 to 12/31/2012	$14.35	$16.87	185,037
01/01/2013 to 12/31/2013	$16.87	$23.27	203,932
01/01/2014 to 12/31/2014	$23.27	$23.92	191,068
01/01/2015 to 12/31/2015	$23.92	$23.75	149,491

AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$13.14	76,927
01/01/2010 to 12/31/2010	$13.14	$17.55	200,848
01/01/2011 to 12/31/2011	$17.55	$17.03	93,921
01/01/2012 to 12/31/2012	$17.03	$18.71	129,175
01/01/2013 to 12/31/2013	$18.71	$24.77	185,650
01/01/2014 to 12/31/2014	$24.77	$25.19	166,221
01/01/2015 to 12/31/2015	$25.19	$24.86	176,058

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.94	86,498
01/01/2010 to 12/31/2010	$12.94	$15.97	123,286
01/01/2011 to 12/31/2011	$15.97	$14.71	78,005
01/01/2012 to 12/31/2012	$14.71	$17.03	91,160
01/01/2013 to 12/31/2013	$17.03	$22.92	111,866
01/01/2014 to 12/31/2014	$22.92	$23.63	98,112
01/01/2015 to 12/31/2015	$23.63	$22.15	74,125

AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.15	2,381,599
01/01/2010 to 12/31/2010	$12.15	$13.27	3,684,135
01/01/2011 to 12/31/2011	$13.27	$13.26	2,941,567
01/01/2012 to 12/31/2012	$13.26	$14.74	3,520,732
01/01/2013 to 12/31/2013	$14.74	$16.87	3,553,294
01/01/2014 to 12/31/2014	$16.87	$17.49	3,263,070
01/01/2015 to 12/31/2015	$17.49	$17.14	3,980,739

AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.91	78,869
01/01/2010 to 12/31/2010	$12.91	$14.32	144,391
01/01/2011 to 12/31/2011	$14.32	$13.79	100,188
01/01/2012 to 12/31/2012	$13.79	$15.84	159,373
01/01/2013 to 12/31/2013	$15.84	$20.12	234,450
01/01/2014 to 12/31/2014	$20.12	$21.18	213,398
01/01/2015 to 10/16/2015	$21.18	$19.57	0

AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.16	352,417
01/01/2010 to 12/31/2010	$13.16	$14.93	560,108
01/01/2011 to 12/31/2011	$14.93	$14.38	391,513
01/01/2012 to 12/31/2012	$14.38	$16.56	455,410
01/01/2013 to 12/31/2013	$16.56	$23.36	510,993
01/01/2014 to 12/31/2014	$23.36	$24.79	470,906
01/01/2015 to 12/31/2015	$24.79	$26.61	478,467

AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30	$13.76	309,121
01/01/2010 to 12/31/2010	$13.76	$16.23	532,642
01/01/2011 to 12/31/2011	$16.23	$13.53	405,357
01/01/2012 to 12/31/2012	$13.53	$13.73	474,185
01/01/2013 to 12/31/2013	$13.73	$15.51	441,601
01/01/2014 to 12/31/2014	$15.51	$13.93	394,002
01/01/2015 to 12/31/2015	$13.93	$11.01	331,913

AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.11	235,256
01/01/2010 to 12/31/2010	$11.11	$11.50	329,128
01/01/2011 to 12/31/2011	$11.50	$11.73	303,906
01/01/2012 to 12/31/2012	$11.73	$12.09	346,069
01/01/2013 to 12/31/2013	$12.09	$11.40	329,380
01/01/2014 to 12/31/2014	$11.40	$11.23	289,960
01/01/2015 to 12/31/2015	$11.23	$10.49	238,845

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.77	219,488
01/01/2010 to 12/31/2010	$12.77	$14.33	330,431
01/01/2011 to 12/31/2011	$14.33	$13.55	303,754
01/01/2012 to 12/31/2012	$13.55	$14.74	384,109
01/01/2013 to 12/31/2013	$14.74	$17.40	854,855
01/01/2014 to 12/31/2014	$17.40	$17.98	792,202
01/01/2015 to 12/31/2015	$17.98	$17.50	527,843

AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.76	447,678
01/01/2010 to 12/31/2010	$10.76	$11.36	892,152
01/01/2011 to 12/31/2011	$11.36	$11.80	821,274
01/01/2012 to 12/31/2012	$11.80	$12.46	1,119,758
01/01/2013 to 12/31/2013	$12.46	$12.03	1,074,695
01/01/2014 to 12/31/2014	$12.03	$12.63	1,167,932
01/01/2015 to 12/31/2015	$12.63	$12.52	1,042,845

Evergreen VA Growth Fund
05/01/2009 to 12/31/2009	$10.04	$12.63	4,341
01/01/2010 to 07/16/2010	$12.63	$12.35	0

Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$10.05	$12.74	15,269
01/01/2010 to 07/16/2010	$12.74	$12.08	0

Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$9.89	$12.84	7,056
01/01/2010 to 07/16/2010	$12.84	$11.97	0

First Trust Target Focus Four Portfolio
05/01/2009 to 12/31/2009	$10.10	$13.28	2,107
01/01/2010 to 12/31/2010	$13.28	$15.48	9,248
01/01/2011 to 12/31/2011	$15.48	$13.50	16,168
01/01/2012 to 12/31/2012	$13.50	$15.06	4,353
01/01/2013 to 12/31/2013	$15.06	$19.33	6,909
01/01/2014 to 04/25/2014	$19.33	$19.90	0

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$10.07	$12.83	2,577,060
01/01/2010 to 12/31/2010	$12.83	$13.85	4,539,049
01/01/2011 to 12/31/2011	$13.85	$13.34	3,133,992
01/01/2012 to 09/21/2012	$13.34	$14.90	0

Global Dividend Target 15 Portfolio
05/01/2009 to 12/31/2009	$10.06	$14.49	2,949
01/01/2010 to 12/31/2010	$14.49	$15.58	8,740
01/01/2011 to 12/31/2011	$15.58	$14.12	7,672
01/01/2012 to 12/31/2012	$14.12	$17.33	6,903
01/01/2013 to 12/31/2013	$17.33	$19.41	7,826
01/01/2014 to 04/25/2014	$19.41	$18.97	0

Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.15	1,830
01/01/2012 to 04/27/2012	$8.15	$9.22	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.10	14,723
01/01/2012 to 12/31/2012	$9.10	$10.58	11,564
01/01/2013 to 12/31/2013	$10.58	$13.58	9,719
01/01/2014 to 12/31/2014	$13.58	$15.01	8,819
01/01/2015 to 12/31/2015	$15.01	$15.00	4,660

Invesco V.I. Dynamics Fund - Series I
05/01/2009 to 12/31/2009	$10.04	$13.15	0
01/01/2010 to 12/31/2010	$13.15	$15.95	1,893
01/01/2011 to 04/29/2011	$15.95	$17.74	0

Invesco V.I. Financial Services Fund - Series I
05/01/2009 to 12/31/2009	$10.00	$13.99	1,396
01/01/2010 to 12/31/2010	$13.99	$15.12	5,500
01/01/2011 to 04/29/2011	$15.12	$15.93	0

Invesco V.I. Global Health Care Fund - Series I
05/01/2009 to 12/31/2009	$9.95	$12.76	2,672
01/01/2010 to 12/31/2010	$12.76	$13.15	13,907
01/01/2011 to 12/31/2011	$13.15	$13.39	5,002
01/01/2012 to 12/31/2012	$13.39	$15.86	5,297
01/01/2013 to 12/31/2013	$15.86	$21.84	6,345
01/01/2014 to 12/31/2014	$21.84	$25.59	10,012
01/01/2015 to 12/31/2015	$25.59	$25.86	17,603

Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.74	1,679
01/01/2013 to 12/31/2013	$9.74	$13.07	2,478
01/01/2014 to 12/31/2014	$13.07	$13.83	9,885
01/01/2015 to 12/31/2015	$13.83	$13.71	10,235

NVIT Developing Markets Fund
05/01/2009 to 12/31/2009	$10.12	$14.51	16,330
01/01/2010 to 12/31/2010	$14.51	$16.51	23,496
01/01/2011 to 12/31/2011	$16.51	$12.55	22,359
01/01/2012 to 12/31/2012	$12.55	$14.35	17,923
01/01/2013 to 12/31/2013	$14.35	$14.06	19,944
01/01/2014 to 12/31/2014	$14.06	$12.97	18,278
01/01/2015 to 12/31/2015	$12.97	$10.63	16,973

ProFund VP Asia 30
05/01/2009 to 12/31/2009	$10.20	$14.01	79,546
01/01/2010 to 12/31/2010	$14.01	$15.64	47,987
01/01/2011 to 12/31/2011	$15.64	$11.18	30,095
01/01/2012 to 12/31/2012	$11.18	$12.65	17,301
01/01/2013 to 12/31/2013	$12.65	$14.24	2,209
01/01/2014 to 12/31/2014	$14.24	$13.73	5,345
01/01/2015 to 12/31/2015	$13.73	$12.19	4,344

ProFund VP Banks
05/01/2009 to 12/31/2009	$9.77	$12.51	0
01/01/2010 to 12/31/2010	$12.51	$13.28	0
01/01/2011 to 12/31/2011	$13.28	$9.53	0
01/01/2012 to 12/31/2012	$9.53	$12.45	0
01/01/2013 to 12/31/2013	$12.45	$16.27	0
01/01/2014 to 12/31/2014	$16.27	$17.59	0
01/01/2015 to 12/31/2015	$17.59	$17.16	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Basic Materials
05/01/2009 to 12/31/2009	$10.15	$14.30	5,245
01/01/2010 to 12/31/2010	$14.30	$18.17	12,227
01/01/2011 to 12/31/2011	$18.17	$14.92	6,546
01/01/2012 to 12/31/2012	$14.92	$15.85	5,749
01/01/2013 to 12/31/2013	$15.85	$18.39	7,201
01/01/2014 to 12/31/2014	$18.39	$18.32	5,157
01/01/2015 to 12/31/2015	$18.32	$15.44	4,561

ProFund VP Bear
05/01/2009 to 12/31/2009	$9.94	$7.33	14,885
01/01/2010 to 12/31/2010	$7.33	$5.90	11,324
01/01/2011 to 12/31/2011	$5.90	$5.27	10,302
01/01/2012 to 12/31/2012	$5.27	$4.30	8,352
01/01/2013 to 12/31/2013	$4.30	$3.10	8,342
01/01/2014 to 12/31/2014	$3.10	$2.60	9,327
01/01/2015 to 12/31/2015	$2.60	$2.42	7,500

ProFund VP Bull
05/01/2009 to 12/31/2009	$10.05	$12.67	1,486
01/01/2010 to 12/31/2010	$12.67	$13.97	1,778
01/01/2011 to 12/31/2011	$13.97	$13.69	11,035
01/01/2012 to 12/31/2012	$13.69	$15.27	8,591
01/01/2013 to 12/31/2013	$15.27	$19.41	17,024
01/01/2014 to 12/31/2014	$19.41	$21.19	14,698
01/01/2015 to 12/31/2015	$21.19	$20.66	14,542

ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.57	5,807
01/01/2010 to 12/31/2010	$12.57	$14.45	13,043
01/01/2011 to 12/31/2011	$14.45	$15.14	10,285
01/01/2012 to 12/31/2012	$15.14	$16.44	11,382
01/01/2013 to 12/31/2013	$16.44	$20.68	13,893
01/01/2014 to 12/31/2014	$20.68	$22.33	15,717
01/01/2015 to 12/31/2015	$22.33	$22.78	11,440

ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$9.95	$12.31	3,759
01/01/2010 to 12/31/2010	$12.31	$14.63	12,760
01/01/2011 to 12/31/2011	$14.63	$15.12	7,887
01/01/2012 to 12/31/2012	$15.12	$18.09	10,022
01/01/2013 to 12/31/2013	$18.09	$24.78	15,269
01/01/2014 to 12/31/2014	$24.78	$27.30	9,493
01/01/2015 to 12/31/2015	$27.30	$27.99	11,581

ProFund VP Europe 30
05/01/2009 to 12/31/2009	$10.15	$13.64	0
01/01/2010 to 12/31/2010	$13.64	$13.71	0
01/01/2011 to 12/31/2011	$13.71	$12.24	13,219
01/01/2012 to 12/31/2012	$12.24	$13.98	6,585
01/01/2013 to 12/31/2013	$13.98	$16.65	4,510
01/01/2014 to 12/31/2014	$16.65	$14.90	4,510
01/01/2015 to 12/31/2015	$14.90	$13.01	5,658

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Financials
05/01/2009 to 12/31/2009	$9.83	$12.88	27,227
01/01/2010 to 12/31/2010	$12.88	$14.00	44,524
01/01/2011 to 12/31/2011	$14.00	$11.81	27,787
01/01/2012 to 12/31/2012	$11.81	$14.43	28,486
01/01/2013 to 12/31/2013	$14.43	$18.67	28,246
01/01/2014 to 12/31/2014	$18.67	$20.65	25,887
01/01/2015 to 12/31/2015	$20.65	$19.93	15,799

ProFund VP Health Care
05/01/2009 to 12/31/2009	$9.98	$12.79	13,698
01/01/2010 to 12/31/2010	$12.79	$12.88	32,759
01/01/2011 to 12/31/2011	$12.88	$13.89	25,295
01/01/2012 to 12/31/2012	$13.89	$15.98	33,528
01/01/2013 to 12/31/2013	$15.98	$21.87	43,510
01/01/2014 to 12/31/2014	$21.87	$26.50	89,715
01/01/2015 to 12/31/2015	$26.50	$27.26	105,785

ProFund VP Industrials
05/01/2009 to 12/31/2009	$10.11	$12.78	17,879
01/01/2010 to 12/31/2010	$12.78	$15.50	41,384
01/01/2011 to 12/31/2011	$15.50	$14.91	27,863
01/01/2012 to 12/31/2012	$14.91	$16.91	22,834
01/01/2013 to 12/31/2013	$16.91	$22.89	26,481
01/01/2014 to 12/31/2014	$22.89	$23.67	18,262
01/01/2015 to 12/31/2015	$23.67	$22.39	11,066

ProFund VP Japan
05/01/2009 to 12/31/2009	$10.22	$11.37	0
01/01/2010 to 12/31/2010	$11.37	$10.41	0
01/01/2011 to 12/31/2011	$10.41	$8.30	6,766
01/01/2012 to 12/31/2012	$8.30	$10.00	0
01/01/2013 to 12/31/2013	$10.00	$14.52	1,024
01/01/2014 to 12/31/2014	$14.52	$14.68	0
01/01/2015 to 12/31/2015	$14.68	$15.21	0

ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$10.07	$12.65	10,063
01/01/2010 to 12/31/2010	$12.65	$14.02	14,530
01/01/2011 to 12/31/2011	$14.02	$14.16	5,038
01/01/2012 to 12/31/2012	$14.16	$15.64	30,687
01/01/2013 to 12/31/2013	$15.64	$20.01	23,862
01/01/2014 to 12/31/2014	$20.01	$22.13	19,259
01/01/2015 to 12/31/2015	$22.13	$22.50	15,866

ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$10.03	$12.70	4,839
01/01/2010 to 12/31/2010	$12.70	$14.04	9,437
01/01/2011 to 12/31/2011	$14.04	$13.58	50,359
01/01/2012 to 12/31/2012	$13.58	$15.35	17,975
01/01/2013 to 12/31/2013	$15.35	$19.53	22,617
01/01/2014 to 12/31/2014	$19.53	$21.14	17,948
01/01/2015 to 12/31/2015	$21.14	$19.72	16,001

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$9.99	$12.67	4,229
01/01/2010 to 12/31/2010	$12.67	$15.93	12,678
01/01/2011 to 12/31/2011	$15.93	$15.16	39,656
01/01/2012 to 12/31/2012	$15.16	$17.13	21,307
01/01/2013 to 12/31/2013	$17.13	$21.90	19,911
01/01/2014 to 12/31/2014	$21.90	$22.71	13,962
01/01/2015 to 12/31/2015	$22.71	$22.31	14,798

ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$9.92	$12.77	9,560
01/01/2010 to 12/31/2010	$12.77	$15.07	16,744
01/01/2011 to 12/31/2011	$15.07	$14.18	9,804
01/01/2012 to 12/31/2012	$14.18	$16.19	12,709
01/01/2013 to 12/31/2013	$16.19	$20.96	15,449
01/01/2014 to 12/31/2014	$20.96	$22.62	10,081
01/01/2015 to 12/31/2015	$22.62	$20.33	9,681

ProFund VP NASDAQ-100
05/01/2009 to 12/31/2009	$10.01	$13.05	15,664
01/01/2010 to 12/31/2010	$13.05	$15.12	10,388
01/01/2011 to 12/31/2011	$15.12	$15.02	8,558
01/01/2012 to 12/31/2012	$15.02	$17.11	18,400
01/01/2013 to 12/31/2013	$17.11	$22.50	19,253
01/01/2014 to 12/31/2014	$22.50	$25.78	16,050
01/01/2015 to 12/31/2015	$25.78	$27.14	14,940

ProFund VP Oil & Gas
05/01/2009 to 12/31/2009	$10.30	$11.93	8,600
01/01/2010 to 12/31/2010	$11.93	$13.77	13,277
01/01/2011 to 12/31/2011	$13.77	$13.79	13,136
01/01/2012 to 12/31/2012	$13.79	$13.90	11,121
01/01/2013 to 12/31/2013	$13.90	$16.89	8,012
01/01/2014 to 12/31/2014	$16.89	$14.74	10,502
01/01/2015 to 12/31/2015	$14.74	$11.07	2,872

ProFund VP Pharmaceuticals
05/01/2009 to 12/31/2009	$10.02	$13.09	0
01/01/2010 to 12/31/2010	$13.09	$12.89	1,217
01/01/2011 to 12/31/2011	$12.89	$14.66	422
01/01/2012 to 12/31/2012	$14.66	$16.06	641
01/01/2013 to 12/31/2013	$16.06	$20.70	3,509
01/01/2014 to 12/31/2014	$20.70	$24.21	7,004
01/01/2015 to 12/31/2015	$24.21	$24.76	7,393

ProFund VP Precious Metals
05/01/2009 to 12/31/2009	$10.01	$13.68	15,781
01/01/2010 to 12/31/2010	$13.68	$17.82	17,579
01/01/2011 to 12/31/2011	$17.82	$14.10	14,426
01/01/2012 to 12/31/2012	$14.10	$11.80	16,082
01/01/2013 to 12/31/2013	$11.80	$7.17	7,974
01/01/2014 to 12/31/2014	$7.17	$5.35	6,295
01/01/2015 to 12/31/2015	$5.35	$3.52	7,929

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Real Estate
05/01/2009 to 12/31/2009	$9.62	$14.03	5,775
01/01/2010 to 12/31/2010	$14.03	$17.14	9,961
01/01/2011 to 12/31/2011	$17.14	$17.58	7,552
01/01/2012 to 12/31/2012	$17.58	$20.18	12,078
01/01/2013 to 12/31/2013	$20.18	$19.79	7,304
01/01/2014 to 12/31/2014	$19.79	$24.23	11,113
01/01/2015 to 12/31/2015	$24.23	$23.81	3,432

ProFund VP Rising Rates Opportunity
05/01/2009 to 12/31/2009	$10.11	$10.23	99,212
01/01/2010 to 12/31/2010	$10.23	$8.42	118,627
01/01/2011 to 12/31/2011	$8.42	$5.15	96,319
01/01/2012 to 12/31/2012	$5.15	$4.70	75,171
01/01/2013 to 12/31/2013	$4.70	$5.36	74,003
01/01/2014 to 12/31/2014	$5.36	$3.66	59,177
01/01/2015 to 12/31/2015	$3.66	$3.53	29,612

ProFund VP Short NASDAQ-100
05/01/2009 to 12/31/2009	$9.99	$7.10	5,914
01/01/2010 to 12/31/2010	$7.10	$5.48	0
01/01/2011 to 12/31/2011	$5.48	$4.81	888
01/01/2012 to 12/31/2012	$4.81	$3.82	467
01/01/2013 to 12/31/2013	$3.82	$2.64	466
01/01/2014 to 12/31/2014	$2.64	$2.09	466
01/01/2015 to 12/31/2015	$2.09	$1.78	0

ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$10.01	$12.59	7,902
01/01/2010 to 12/31/2010	$12.59	$15.50	12,130
01/01/2011 to 12/31/2011	$15.50	$15.38	37,487
01/01/2012 to 12/31/2012	$15.38	$16.94	6,972
01/01/2013 to 12/31/2013	$16.94	$23.30	10,495
01/01/2014 to 12/31/2014	$23.30	$23.32	7,534
01/01/2015 to 12/31/2015	$23.32	$23.11	8,091

ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$9.96	$12.41	2,746
01/01/2010 to 12/31/2010	$12.41	$14.84	9,583
01/01/2011 to 12/31/2011	$14.84	$13.94	1,758
01/01/2012 to 12/31/2012	$13.94	$15.86	3,474
01/01/2013 to 12/31/2013	$15.86	$21.39	13,029
01/01/2014 to 12/31/2014	$21.39	$22.17	8,426
01/01/2015 to 12/31/2015	$22.17	$19.91	5,615

ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$10.15	$11.02	7,985
01/01/2010 to 12/31/2010	$11.02	$12.49	14,287
01/01/2011 to 12/31/2011	$12.49	$12.47	6,494
01/01/2012 to 12/31/2012	$12.47	$14.23	12,605
01/01/2013 to 12/31/2013	$14.23	$15.62	13,795
01/01/2014 to 12/31/2014	$15.62	$15.38	10,249
01/01/2015 to 12/31/2015	$15.38	$15.30	7,526

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP U.S. Government Plus
05/01/2009 to 12/31/2009	$9.89	$8.91	2,369
01/01/2010 to 12/31/2010	$8.91	$9.61	2,261
01/01/2011 to 12/31/2011	$9.61	$13.51	5,682
01/01/2012 to 12/31/2012	$13.51	$13.36	2,675
01/01/2013 to 12/31/2013	$13.36	$10.58	740
01/01/2014 to 12/31/2014	$10.58	$14.14	751
01/01/2015 to 12/31/2015	$14.14	$13.07	1,124

ProFund VP UltraMid-Cap
05/01/2009 to 12/31/2009	$9.94	$16.03	0
01/01/2010 to 12/31/2010	$16.03	$23.51	85
01/01/2011 to 12/31/2011	$23.51	$19.88	30
01/01/2012 to 12/31/2012	$19.88	$25.80	0
01/01/2013 to 12/31/2013	$25.80	$43.12	0
01/01/2014 to 12/31/2014	$43.12	$48.71	53
01/01/2015 to 12/31/2015	$48.71	$43.35	444

ProFund VP Utilities
05/01/2009 to 12/31/2009	$10.23	$12.26	14,879
01/01/2010 to 12/31/2010	$12.26	$12.72	29,651
01/01/2011 to 12/31/2011	$12.72	$14.64	21,227
01/01/2012 to 12/31/2012	$14.64	$14.36	33,324
01/01/2013 to 12/31/2013	$14.36	$15.94	25,635
01/01/2014 to 12/31/2014	$15.94	$19.65	43,057
01/01/2015 to 12/31/2015	$19.65	$18.02	17,247

Prudential SP International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.41	0
01/01/2010 to 12/31/2010	$13.41	$14.97	169
01/01/2011 to 12/31/2011	$14.97	$12.48	211
01/01/2012 to 12/31/2012	$12.48	$14.96	190
01/01/2013 to 12/31/2013	$14.96	$17.42	190
01/01/2014 to 12/31/2014	$17.42	$16.09	1,787
01/01/2015 to 12/31/2015	$16.09	$16.29	1,660

S&P Target 24 Portfolio
05/01/2009 to 12/31/2009	$10.00	$12.01	0
01/01/2010 to 12/31/2010	$12.01	$14.04	1,471
01/01/2011 to 12/31/2011	$14.04	$14.93	2,275
01/01/2012 to 12/31/2012	$14.93	$16.00	2,242
01/01/2013 to 12/31/2013	$16.00	$22.28	2,219
01/01/2014 to 04/25/2014	$22.28	$21.96	0

Target Managed VIP Portfolio
05/01/2009 to 12/31/2009	$10.00	$12.31	0
01/01/2010 to 12/31/2010	$12.31	$14.36	0
01/01/2011 to 12/31/2011	$14.36	$13.83	0
01/01/2012 to 12/31/2012	$13.83	$15.31	0
01/01/2013 to 12/31/2013	$15.31	$20.37	0
01/01/2014 to 04/25/2014	$20.37	$20.21	0

The DOW DART 10 Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.30	903
01/01/2010 to 12/31/2010	$13.30	$15.21	2,646
01/01/2011 to 12/31/2011	$15.21	$16.05	902
01/01/2012 to 12/31/2012	$16.05	$17.41	902
01/01/2013 to 12/31/2013	$17.41	$22.31	901
01/01/2014 to 04/25/2014	$22.31	$21.94	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
The DOW Target Dividend Portfolio
05/01/2009 to 12/31/2009	$10.05	$13.72	3,178
01/01/2010 to 12/31/2010	$13.72	$15.66	4,387
01/01/2011 to 12/31/2011	$15.66	$16.26	2,496
01/01/2012 to 12/31/2012	$16.26	$16.81	2,492
01/01/2013 to 12/31/2013	$16.81	$21.11	1,369
01/01/2014 to 04/25/2014	$21.11	$21.80	0

Wells Fargo Advantage VT Equity Income
05/01/2009 to 12/31/2009	$10.09	$12.28	2,125
01/01/2010 to 07/16/2010	$12.28	$11.77	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.09	$14.59	20,042
01/01/2011 to 12/31/2011	$14.59	$12.46	18,690
01/01/2012 to 12/31/2012	$12.46	$13.88	16,680
01/01/2013 to 12/31/2013	$13.88	$16.31	17,582
01/01/2014 to 12/31/2014	$16.31	$15.12	14,804
01/01/2015 to 12/31/2015	$15.12	$15.15	13,787

Wells Fargo VT Intrinsic Value Fund - Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$11.77	$13.69	4,900
01/01/2011 to 12/31/2011	$13.69	$13.12	5,173
01/01/2012 to 12/31/2012	$13.12	$15.35	4,736
01/01/2013 to 12/31/2013	$15.35	$19.60	5,121
01/01/2014 to 12/31/2014	$19.60	$21.17	3,341
01/01/2015 to 12/31/2015	$21.17	$20.63	1,785

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.97	$15.07	7,752
01/01/2011 to 12/31/2011	$15.07	$13.97	7,751
01/01/2012 to 12/31/2012	$13.97	$16.52	7,348
01/01/2013 to 12/31/2013	$16.52	$22.70	7,439
01/01/2014 to 12/31/2014	$22.70	$23.14	4,965
01/01/2015 to 12/31/2015	$23.14	$23.03	4,712

Wells Fargo VT Small Cap Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.23	14,957
01/01/2011 to 12/31/2011	$12.23	$11.46	12,237
01/01/2012 to 12/31/2012	$11.46	$12.13	9,847
01/01/2013 to 12/31/2013	$12.13	$17.89	12,283
01/01/2014 to 12/31/2014	$17.89	$17.23	5,444
01/01/2015 to 12/31/2015	$17.23	$16.43	5,810

*	Denotes the start date of these sub-accounts

ASAP III

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB or Combo 5%/HAV and HD GRO/GRO Plus 2008 or HAV, EBP and HD GRO OR HD GRO 60 bps and HAV OR GRO Plus 2008 60 bps and HAV (2.10%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2006 to 12/31/2006	$10.53	$11.30	0
01/01/2007 to 12/31/2007	$11.30	$11.63	0
01/01/2008 to 12/31/2008	$11.63	$10.86	0
01/01/2009 to 12/31/2009	$10.86	$12.43	0
01/01/2010 to 12/31/2010	$12.43	$14.16	0
01/01/2011 to 12/31/2011	$14.16	$14.24	0
01/01/2012 to 12/31/2012	$14.24	$15.91	0
01/01/2013 to 12/31/2013	$15.91	$17.14	0
01/01/2014 to 12/31/2014	$17.14	$17.17	0
01/01/2015 to 12/31/2015	$17.17	$16.84	0

AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$10.96	1,148,974
01/01/2007 to 12/31/2007	$10.96	$11.71	2,126,853
01/01/2008 to 12/31/2008	$11.71	$7.82	2,026,858
01/01/2009 to 12/31/2009	$7.82	$9.52	1,746,844
01/01/2010 to 12/31/2010	$9.52	$10.43	1,717,994
01/01/2011 to 12/31/2011	$10.43	$9.94	1,611,057
01/01/2012 to 12/31/2012	$9.94	$10.96	1,395,787
01/01/2013 to 12/31/2013	$10.96	$11.80	1,055,516
01/01/2014 to 12/31/2014	$11.80	$11.99	521,985
01/01/2015 to 12/31/2015	$11.99	$11.36	128,810

AST Advanced Strategies Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.62	318,392
01/01/2007 to 12/31/2007	$10.62	$11.39	771,947
01/01/2008 to 12/31/2008	$11.39	$7.82	779,417
01/01/2009 to 12/31/2009	$7.82	$9.67	757,638
01/01/2010 to 12/31/2010	$9.67	$10.76	695,214
01/01/2011 to 12/31/2011	$10.76	$10.55	642,266
01/01/2012 to 12/31/2012	$10.55	$11.73	624,007
01/01/2013 to 12/31/2013	$11.73	$13.39	469,897
01/01/2014 to 12/31/2014	$13.39	$13.91	303,084
01/01/2015 to 12/31/2015	$13.91	$13.73	106,407

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$12.07	$13.81	0
01/01/2007 to 12/31/2007	$13.81	$13.50	0
01/01/2008 to 12/31/2008	$13.50	$8.62	30,696
01/01/2009 to 12/31/2009	$8.62	$9.94	29,847
01/01/2010 to 12/31/2010	$9.94	$11.08	24,289
01/01/2011 to 12/31/2011	$11.08	$11.24	55,242
01/01/2012 to 05/04/2012	$11.24	$12.19	0

AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$10.85	179,191
01/01/2007 to 12/31/2007	$10.85	$11.58	497,118
01/01/2008 to 12/31/2008	$11.58	$8.09	1,399,307
01/01/2009 to 12/31/2009	$8.09	$9.76	1,396,454
01/01/2010 to 12/31/2010	$9.76	$10.73	921,029
01/01/2011 to 12/31/2011	$10.73	$10.38	832,449
01/01/2012 to 12/31/2012	$10.38	$11.43	796,907
01/01/2013 to 12/31/2013	$11.43	$13.16	466,584
01/01/2014 to 12/31/2014	$13.16	$13.73	394,862
01/01/2015 to 12/31/2015	$13.73	$13.50	212,897

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.14	7,345
01/01/2012 to 12/31/2012	$9.14	$10.01	15,279
01/01/2013 to 12/31/2013	$10.01	$10.86	98,572
01/01/2014 to 12/31/2014	$10.86	$11.16	16,523
01/01/2015 to 12/31/2015	$11.16	$10.59	8,350

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.47	2,724
01/01/2014 to 12/31/2014	$10.47	$10.61	2,269
01/01/2015 to 12/31/2015	$10.61	$10.42	15

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$9.96	$10.12	252,004
01/01/2007 to 12/31/2007	$10.12	$10.58	228,896
01/01/2008 to 12/31/2008	$10.58	$10.48	236,700
01/01/2009 to 12/31/2009	$10.48	$11.30	333,427
01/01/2010 to 12/31/2010	$11.30	$11.50	201,244
01/01/2011 to 12/31/2011	$11.50	$11.51	162,891
01/01/2012 to 12/31/2012	$11.51	$11.80	118,513
01/01/2013 to 12/31/2013	$11.80	$11.30	30,014
01/01/2014 to 12/31/2014	$11.30	$11.05	17,752
01/01/2015 to 12/31/2015	$11.05	$10.87	5,158

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$10.40	$10.57	145,571
01/01/2007 to 12/31/2007	$10.57	$11.20	256,288
01/01/2008 to 12/31/2008	$11.20	$10.72	338,941
01/01/2009 to 12/31/2009	$10.72	$12.23	394,877
01/01/2010 to 12/31/2010	$12.23	$12.90	263,993
01/01/2011 to 12/31/2011	$12.90	$13.03	304,428
01/01/2012 to 12/31/2012	$13.03	$13.94	286,552
01/01/2013 to 12/31/2013	$13.94	$13.40	162,102
01/01/2014 to 12/31/2014	$13.40	$13.67	105,706
01/01/2015 to 12/31/2015	$13.67	$13.10	35,941

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.27	826,382
01/01/2009 to 12/31/2009	$11.27	$10.99	749,314
01/01/2010 to 12/31/2010	$10.99	$11.77	572,660
01/01/2011 to 12/31/2011	$11.77	$12.26	538,830
01/01/2012 to 12/31/2012	$12.26	$12.36	397,533
01/01/2013 to 12/31/2013	$12.36	$12.06	305,134
01/01/2014 to 12/31/2014	$12.06	$11.80	254,471
01/01/2015 to 12/31/2015	$11.80	$11.51	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.35	306,516
01/01/2010 to 12/31/2010	$9.35	$10.12	162,870
01/01/2011 to 12/31/2011	$10.12	$10.86	148,123
01/01/2012 to 12/31/2012	$10.86	$11.08	51,041
01/01/2013 to 12/31/2013	$11.08	$10.77	30,580
01/01/2014 to 12/31/2014	$10.77	$10.59	33,628
01/01/2015 to 12/31/2015	$10.59	$10.35	248,244

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.73	824,620
01/01/2011 to 12/31/2011	$10.73	$11.70	500,514
01/01/2012 to 12/31/2012	$11.70	$12.04	194,531
01/01/2013 to 12/31/2013	$12.04	$11.55	16,521
01/01/2014 to 12/31/2014	$11.55	$11.47	13,182
01/01/2015 to 12/31/2015	$11.47	$11.25	15,973

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.00	506,041
01/01/2009 to 12/31/2009	$12.00	$11.04	799,547
01/01/2010 to 12/31/2010	$11.04	$12.01	542,067
01/01/2011 to 12/31/2011	$12.01	$13.36	748,102
01/01/2012 to 12/31/2012	$13.36	$13.83	528,905
01/01/2013 to 12/31/2013	$13.83	$13.11	326,677
01/01/2014 to 12/31/2014	$13.11	$13.18	240,394
01/01/2015 to 12/31/2015	$13.18	$13.01	102,638

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.07	160,720
01/01/2009 to 12/31/2009	$12.07	$10.91	378,790
01/01/2010 to 12/31/2010	$10.91	$11.89	235,797
01/01/2011 to 12/31/2011	$11.89	$13.50	117,856
01/01/2012 to 12/31/2012	$13.50	$13.99	286,663
01/01/2013 to 12/31/2013	$13.99	$13.03	274,966
01/01/2014 to 12/31/2014	$13.03	$13.31	219,928
01/01/2015 to 12/31/2015	$13.31	$13.17	228,504

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.76	7,244
01/01/2010 to 12/31/2010	$8.76	$9.59	1,468,470
01/01/2011 to 12/31/2011	$9.59	$11.15	297,401
01/01/2012 to 12/31/2012	$11.15	$11.60	37,243
01/01/2013 to 12/31/2013	$11.60	$10.62	530,463
01/01/2014 to 12/31/2014	$10.62	$11.04	359,161
01/01/2015 to 12/31/2015	$11.04	$10.97	356,759

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.97	1,158,302
01/01/2011 to 12/31/2011	$10.97	$12.93	841,527
01/01/2012 to 12/31/2012	$12.93	$13.51	152,818
01/01/2013 to 12/31/2013	$13.51	$12.30	0
01/01/2014 to 12/31/2014	$12.30	$12.97	53,591
01/01/2015 to 12/31/2015	$12.97	$12.92	48,210

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.98	1,012,143
01/01/2012 to 12/31/2012	$11.98	$12.42	1,414,862
01/01/2013 to 12/31/2013	$12.42	$10.97	189,912
01/01/2014 to 12/31/2014	$10.97	$11.86	150,137
01/01/2015 to 12/31/2015	$11.86	$11.85	151,605

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.37	450,455
01/01/2013 to 12/31/2013	$10.37	$9.11	2,327,486
01/01/2014 to 12/31/2014	$9.11	$10.05	856,957
01/01/2015 to 12/31/2015	$10.05	$10.10	161,400

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.72	1,122,019
01/01/2014 to 12/31/2014	$8.72	$9.79	888,471
01/01/2015 to 12/31/2015	$9.79	$9.85	151,250

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.27	263,827
01/01/2015 to 12/31/2015	$11.27	$11.25	1,245,145

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.91	493,037

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.29	0
01/01/2010 to 12/31/2010	$10.29	$11.46	3,324
01/01/2011 to 12/31/2011	$11.46	$10.56	3,227
01/01/2012 to 12/31/2012	$10.56	$11.71	1,398
01/01/2013 to 12/31/2013	$11.71	$15.06	3,261
01/01/2014 to 12/31/2014	$15.06	$16.26	409
01/01/2015 to 12/31/2015	$16.26	$15.16	251

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.13	2,379,351
01/01/2007 to 12/31/2007	$11.13	$11.96	3,452,936
01/01/2008 to 12/31/2008	$11.96	$7.62	3,719,626
01/01/2009 to 12/31/2009	$7.62	$9.35	3,832,960
01/01/2010 to 12/31/2010	$9.35	$10.37	3,342,022
01/01/2011 to 12/31/2011	$10.37	$9.91	2,940,742
01/01/2012 to 12/31/2012	$9.91	$11.03	2,495,771
01/01/2013 to 12/31/2013	$11.03	$13.25	1,837,443
01/01/2014 to 12/31/2014	$13.25	$13.88	904,879
01/01/2015 to 12/31/2015	$13.88	$13.66	352,795

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.62	121
01/01/2014 to 12/31/2014	$11.62	$12.92	1,892
01/01/2015 to 12/31/2015	$12.92	$12.20	241

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$15.90	$21.29	1,553
01/01/2007 to 12/31/2007	$21.29	$16.68	1,348
01/01/2008 to 12/31/2008	$16.68	$10.61	22,662
01/01/2009 to 12/31/2009	$10.61	$13.70	12,766
01/01/2010 to 12/31/2010	$13.70	$17.26	18,979
01/01/2011 to 12/31/2011	$17.26	$18.01	9,521
01/01/2012 to 12/31/2012	$18.01	$20.34	14,467
01/01/2013 to 12/31/2013	$20.34	$20.54	7,957
01/01/2014 to 12/31/2014	$20.54	$26.32	5,676
01/01/2015 to 12/31/2015	$26.32	$27.02	2,395

AST DeAm Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.66	$14.86	1,220
01/01/2007 to 12/31/2007	$14.86	$11.96	1,568
01/01/2008 to 07/18/2008	$11.96	$10.93	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.66	2,136
01/01/2014 to 12/31/2014	$9.66	$9.94	0
01/01/2015 to 12/31/2015	$9.94	$9.72	0

AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.99	0
01/01/2008 to 12/31/2008	$9.99	$7.12	136,618
01/01/2009 to 12/31/2009	$7.12	$8.45	127,320
01/01/2010 to 12/31/2010	$8.45	$9.38	76,075
01/01/2011 to 12/31/2011	$9.38	$8.96	60,419
01/01/2012 to 12/31/2012	$8.96	$9.96	68,901
01/01/2013 to 12/31/2013	$9.96	$11.63	68,120
01/01/2014 to 12/31/2014	$11.63	$12.04	58,667
01/01/2015 to 10/16/2015	$12.04	$11.96	0

AST FI Pyramis® Quantitative Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.54	417,365
01/01/2007 to 12/31/2007	$10.54	$11.20	873,307
01/01/2008 to 12/31/2008	$11.20	$7.19	728,816
01/01/2009 to 12/31/2009	$7.19	$8.71	809,984
01/01/2010 to 12/31/2010	$8.71	$9.75	787,705
01/01/2011 to 12/31/2011	$9.75	$9.41	686,604
01/01/2012 to 12/31/2012	$9.41	$10.19	602,300
01/01/2013 to 12/31/2013	$10.19	$11.45	475,748
01/01/2014 to 12/31/2014	$11.45	$11.56	258,544
01/01/2015 to 12/31/2015	$11.56	$11.43	137,828

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.46	53,571
01/01/2009 to 11/13/2009	$7.46	$8.31	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.71	168,682
01/01/2013 to 12/31/2013	$10.71	$13.06	123,478
01/01/2014 to 12/31/2014	$13.06	$13.19	91,188
01/01/2015 to 10/16/2015	$13.19	$12.59	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.78	5,897
01/01/2014 to 12/31/2014	$10.78	$10.83	17,406
01/01/2015 to 10/16/2015	$10.83	$10.30	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17	$6.10	17,040
01/01/2009 to 12/31/2009	$6.10	$8.07	6,378
01/01/2010 to 12/31/2010	$8.07	$9.50	8,429
01/01/2011 to 12/31/2011	$9.50	$8.83	4,128
01/01/2012 to 12/31/2012	$8.83	$10.96	3,724
01/01/2013 to 12/31/2013	$10.96	$11.19	4,351
01/01/2014 to 12/31/2014	$11.19	$12.49	2,421
01/01/2015 to 12/31/2015	$12.49	$12.21	1,554

AST Goldman Sachs Concentrated Growth Portfolio
01/01/2006 to 12/31/2006	$10.72	$11.54	0
01/01/2007 to 12/31/2007	$11.54	$12.88	0
01/01/2008 to 12/31/2008	$12.88	$7.53	4,045
01/01/2009 to 12/31/2009	$7.53	$11.02	18,332
01/01/2010 to 12/31/2010	$11.02	$11.90	28,703
01/01/2011 to 12/31/2011	$11.90	$11.19	12,182
01/01/2012 to 12/31/2012	$11.19	$13.11	19,985
01/01/2013 to 12/31/2013	$13.11	$16.66	8,873
01/01/2014 to 02/07/2014	$16.66	$16.38	0

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.85	$13.61	298,105
01/01/2007 to 12/31/2007	$13.61	$14.00	254,708
01/01/2008 to 12/31/2008	$14.00	$8.13	303,603
01/01/2009 to 12/31/2009	$8.13	$9.49	284,330
01/01/2010 to 12/31/2010	$9.49	$10.49	261,782
01/01/2011 to 12/31/2011	$10.49	$9.70	231,127
01/01/2012 to 12/31/2012	$9.70	$11.36	165,511
01/01/2013 to 12/31/2013	$11.36	$14.86	23,234
01/01/2014 to 12/31/2014	$14.86	$16.45	24,011
01/01/2015 to 12/31/2015	$16.45	$15.36	14,840

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.28	$12.78	44,489
01/01/2007 to 12/31/2007	$12.78	$14.93	34,999
01/01/2008 to 12/31/2008	$14.93	$8.65	47,484
01/01/2009 to 12/31/2009	$8.65	$13.30	52,461
01/01/2010 to 12/31/2010	$13.30	$15.61	49,066
01/01/2011 to 12/31/2011	$15.61	$14.83	45,390
01/01/2012 to 12/31/2012	$14.83	$17.36	36,456
01/01/2013 to 12/31/2013	$17.36	$22.47	17,625
01/01/2014 to 12/31/2014	$22.47	$24.53	15,650
01/01/2015 to 12/31/2015	$24.53	$22.65	12,354

AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.16	0
01/01/2008 to 12/31/2008	$10.16	$7.54	155,398
01/01/2009 to 12/31/2009	$7.54	$9.11	204,565
01/01/2010 to 12/31/2010	$9.11	$9.95	198,569
01/01/2011 to 12/31/2011	$9.95	$9.70	176,353
01/01/2012 to 12/31/2012	$9.70	$10.45	172,459
01/01/2013 to 12/31/2013	$10.45	$11.24	112,624
01/01/2014 to 12/31/2014	$11.24	$11.45	112,834
01/01/2015 to 12/31/2015	$11.45	$11.11	69,297

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009* to 12/31/2009	$9.72	$12.45	25,675
01/01/2010 to 12/31/2010	$12.45	$15.46	20,179
01/01/2011 to 12/31/2011	$15.46	$15.33	13,843
01/01/2012 to 12/31/2012	$15.33	$17.36	17,036
01/01/2013 to 12/31/2013	$17.36	$23.59	7,717
01/01/2014 to 12/31/2014	$23.59	$24.76	9,399
01/01/2015 to 12/31/2015	$24.76	$22.91	5,237

AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.18	$15.71	513
01/01/2007 to 12/31/2007	$15.71	$15.56	508
01/01/2008 to 12/31/2008	$15.56	$9.55	30,596
01/01/2009 to 12/31/2009	$9.55	$11.06	30,943
01/01/2010 to 12/31/2010	$11.06	$12.17	16,444
01/01/2011 to 12/31/2011	$12.17	$11.86	17,128
01/01/2012 to 12/31/2012	$11.86	$13.16	15,787
01/01/2013 to 12/31/2013	$13.16	$17.35	6,753
01/01/2014 to 12/31/2014	$17.35	$17.25	8,130
01/01/2015 to 12/31/2015	$17.25	$15.86	4,649

AST High Yield Portfolio
01/01/2006 to 12/31/2006	$11.19	$12.09	3,574
01/01/2007 to 12/31/2007	$12.09	$12.13	2,264
01/01/2008 to 12/31/2008	$12.13	$8.84	17,661
01/01/2009 to 12/31/2009	$8.84	$11.73	73,199
01/01/2010 to 12/31/2010	$11.73	$13.03	33,408
01/01/2011 to 12/31/2011	$13.03	$13.17	35,210
01/01/2012 to 12/31/2012	$13.17	$14.68	24,538
01/01/2013 to 12/31/2013	$14.68	$15.40	13,691
01/01/2014 to 12/31/2014	$15.40	$15.46	15,847
01/01/2015 to 12/31/2015	$15.46	$14.60	8,199

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$13.69	$16.21	145,458
01/01/2007 to 12/31/2007	$16.21	$18.90	130,097
01/01/2008 to 12/31/2008	$18.90	$9.21	149,395
01/01/2009 to 12/31/2009	$9.21	$12.19	149,271
01/01/2010 to 12/31/2010	$12.19	$13.67	131,631
01/01/2011 to 12/31/2011	$13.67	$11.65	121,092
01/01/2012 to 12/31/2012	$11.65	$13.73	85,192
01/01/2013 to 12/31/2013	$13.73	$16.00	22,942
01/01/2014 to 12/31/2014	$16.00	$14.80	18,459
01/01/2015 to 12/31/2015	$14.80	$14.95	7,411

AST International Value Portfolio
01/01/2006 to 12/31/2006	$14.21	$17.74	12,369
01/01/2007 to 12/31/2007	$17.74	$20.45	25,429
01/01/2008 to 12/31/2008	$20.45	$11.21	42,818
01/01/2009 to 12/31/2009	$11.21	$14.33	34,336
01/01/2010 to 12/31/2010	$14.33	$15.58	28,297
01/01/2011 to 12/31/2011	$15.58	$13.34	25,285
01/01/2012 to 12/31/2012	$13.34	$15.24	26,108
01/01/2013 to 12/31/2013	$15.24	$17.82	18,585
01/01/2014 to 12/31/2014	$17.82	$16.28	15,748
01/01/2015 to 12/31/2015	$16.28	$16.06	5,988

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Investment Grade Bond Portfolio
06/30/2008* to 12/31/2008	$10.01	$10.91	0
01/01/2009 to 12/31/2009	$10.91	$11.89	0
01/01/2010 to 12/31/2010	$11.89	$12.90	0
01/01/2011 to 12/31/2011	$12.90	$14.20	0
01/01/2012 to 12/31/2012	$14.20	$15.21	0
01/01/2013 to 12/31/2013	$15.21	$14.42	0
01/01/2014 to 12/31/2014	$14.42	$15.06	0
01/01/2015 to 12/31/2015	$15.06	$14.92	0

AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.18	0
01/01/2008 to 12/31/2008	$10.18	$6.91	219,741
01/01/2009 to 12/31/2009	$6.91	$8.57	118,869
01/01/2010 to 12/31/2010	$8.57	$9.55	85,599
01/01/2011 to 12/31/2011	$9.55	$9.29	94,951
01/01/2012 to 12/31/2012	$9.29	$10.33	94,194
01/01/2013 to 12/31/2013	$10.33	$11.76	62,918
01/01/2014 to 12/31/2014	$11.76	$12.25	59,885
01/01/2015 to 12/31/2015	$12.25	$11.87	42,753

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$13.46	$16.18	11,219
01/01/2007 to 12/31/2007	$16.18	$17.34	8,724
01/01/2008 to 12/31/2008	$17.34	$9.95	31,277
01/01/2009 to 12/31/2009	$9.95	$13.23	14,262
01/01/2010 to 12/31/2010	$13.23	$13.88	9,084
01/01/2011 to 12/31/2011	$13.88	$12.35	13,713
01/01/2012 to 12/31/2012	$12.35	$14.74	11,642
01/01/2013 to 12/31/2013	$14.74	$16.65	1,744
01/01/2014 to 12/31/2014	$16.65	$15.26	1,840
01/01/2015 to 12/31/2015	$15.26	$14.52	2,736

AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2006 to 12/31/2006	$11.81	$12.86	796
01/01/2007 to 12/31/2007	$12.86	$12.83	94,797
01/01/2008 to 12/31/2008	$12.83	$10.35	527,353
01/01/2009 to 12/31/2009	$10.35	$12.36	509,188
01/01/2010 to 12/31/2010	$12.36	$12.99	354,147
01/01/2011 to 12/31/2011	$12.99	$12.74	282,849
01/01/2012 to 12/31/2012	$12.74	$13.81	280,111
01/01/2013 to 12/31/2013	$13.81	$15.01	184,354
01/01/2014 to 12/31/2014	$15.01	$15.50	186,649
01/01/2015 to 12/31/2015	$15.50	$15.15	109,285

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.28	0
01/01/2010 to 12/31/2010	$10.28	$11.21	0
01/01/2011 to 12/31/2011	$11.21	$11.05	133
01/01/2012 to 12/31/2012	$11.05	$12.46	0
01/01/2013 to 12/31/2013	$12.46	$16.64	0
01/01/2014 to 12/31/2014	$16.64	$17.84	0
01/01/2015 to 12/31/2015	$17.84	$19.33	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.31	$14.27	33,336
01/01/2007 to 12/31/2007	$14.27	$13.55	82,029
01/01/2008 to 12/31/2008	$13.55	$7.76	107,697
01/01/2009 to 12/31/2009	$7.76	$9.08	86,316
01/01/2010 to 12/31/2010	$9.08	$10.06	88,789
01/01/2011 to 12/31/2011	$10.06	$9.43	69,174
01/01/2012 to 12/31/2012	$9.43	$10.79	69,790
01/01/2013 to 12/31/2013	$10.79	$14.78	54,593
01/01/2014 to 12/31/2014	$14.78	$16.46	48,676
01/01/2015 to 12/31/2015	$16.46	$14.85	16,263

AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.20	$12.81	329,879
01/01/2007 to 12/31/2007	$12.81	$14.42	316,915
01/01/2008 to 12/31/2008	$14.42	$7.95	366,476
01/01/2009 to 12/31/2009	$7.95	$10.10	332,996
01/01/2010 to 12/31/2010	$10.10	$11.84	281,480
01/01/2011 to 12/31/2011	$11.84	$11.49	241,628
01/01/2012 to 12/31/2012	$11.49	$12.63	179,431
01/01/2013 to 12/31/2013	$12.63	$16.89	49,199
01/01/2014 to 12/31/2014	$16.89	$18.28	44,361
01/01/2015 to 12/31/2015	$18.28	$19.70	15,449

AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$10.83	$11.64	85,075
01/01/2007 to 12/31/2007	$11.64	$12.09	65,436
01/01/2008 to 12/31/2008	$12.09	$9.08	59,432
01/01/2009 to 12/31/2009	$9.08	$11.97	89,697
01/01/2010 to 12/31/2010	$11.97	$13.29	57,059
01/01/2011 to 12/31/2011	$13.29	$14.34	43,721
01/01/2012 to 12/31/2012	$14.34	$14.87	27,902
01/01/2013 to 12/31/2013	$14.87	$14.26	4,782
01/01/2014 to 12/31/2014	$14.26	$14.86	4,737
01/01/2015 to 12/31/2015	$14.86	$14.46	4,840

AST MFS Global Equity Portfolio
01/01/2006 to 12/31/2006	$13.12	$15.97	8
01/01/2007 to 12/31/2007	$15.97	$17.10	0
01/01/2008 to 12/31/2008	$17.10	$11.05	14,614
01/01/2009 to 12/31/2009	$11.05	$14.23	4,260
01/01/2010 to 12/31/2010	$14.23	$15.61	4,949
01/01/2011 to 12/31/2011	$15.61	$14.80	40,436
01/01/2012 to 12/31/2012	$14.80	$17.84	38,421
01/01/2013 to 12/31/2013	$17.84	$22.29	10,435
01/01/2014 to 12/31/2014	$22.29	$22.61	9,394
01/01/2015 to 12/31/2015	$22.61	$21.81	4,102

AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$11.51	$12.36	21,841
01/01/2007 to 12/31/2007	$12.36	$13.93	15,368
01/01/2008 to 12/31/2008	$13.93	$8.68	27,492
01/01/2009 to 12/31/2009	$8.68	$10.57	23,783
01/01/2010 to 12/31/2010	$10.57	$11.67	18,671
01/01/2011 to 12/31/2011	$11.67	$11.36	18,058
01/01/2012 to 12/31/2012	$11.36	$13.02	16,921
01/01/2013 to 12/31/2013	$13.02	$17.42	8,629
01/01/2014 to 12/31/2014	$17.42	$18.54	10,658
01/01/2015 to 12/31/2015	$18.54	$19.46	5,603

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.18	378
01/01/2013 to 12/31/2013	$10.18	$13.40	916
01/01/2014 to 12/31/2014	$13.40	$14.46	1,082
01/01/2015 to 12/31/2015	$14.46	$14.06	386

AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.56	$14.05	4,827
01/01/2007 to 12/31/2007	$14.05	$14.13	5,822
01/01/2008 to 12/31/2008	$14.13	$8.56	28,505
01/01/2009 to 12/31/2009	$8.56	$11.64	15,964
01/01/2010 to 12/31/2010	$11.64	$14.08	16,202
01/01/2011 to 12/31/2011	$14.08	$13.31	11,146
01/01/2012 to 12/31/2012	$13.31	$15.43	8,468
01/01/2013 to 12/31/2013	$15.43	$20.01	3,878
01/01/2014 to 12/31/2014	$20.01	$22.52	4,603
01/01/2015 to 12/31/2015	$22.52	$20.59	2,549

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.89	$10.13	17,918
01/01/2007 to 12/31/2007	$10.13	$10.40	7,661
01/01/2008 to 12/31/2008	$10.40	$10.44	1,342,066
01/01/2009 to 12/31/2009	$10.44	$10.25	644,748
01/01/2010 to 12/31/2010	$10.25	$10.03	305,923
01/01/2011 to 12/31/2011	$10.03	$9.83	258,571
01/01/2012 to 12/31/2012	$9.83	$9.62	264,530
01/01/2013 to 12/31/2013	$9.62	$9.42	93,440
01/01/2014 to 12/31/2014	$9.42	$9.22	27,348
01/01/2015 to 12/31/2015	$9.22	$9.03	17,727

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.06	1,281
01/01/2012 to 12/31/2012	$10.06	$10.33	1,523
01/01/2013 to 12/31/2013	$10.33	$9.83	726
01/01/2014 to 12/31/2014	$9.83	$10.12	1,576
01/01/2015 to 10/16/2015	$10.12	$10.05	0

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$13.07	$14.59	3,281
01/01/2007 to 12/31/2007	$14.59	$17.46	3,753
01/01/2008 to 12/31/2008	$17.46	$9.71	31,135
01/01/2009 to 12/31/2009	$9.71	$12.34	16,706
01/01/2010 to 12/31/2010	$12.34	$15.54	22,054
01/01/2011 to 12/31/2011	$15.54	$15.47	15,369
01/01/2012 to 12/31/2012	$15.47	$17.02	11,580
01/01/2013 to 12/31/2013	$17.02	$22.10	8,084
01/01/2014 to 12/31/2014	$22.10	$23.36	6,584
01/01/2015 to 10/16/2015	$23.36	$23.86	0

AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.89	$11.49	0
01/01/2007 to 12/31/2007	$11.49	$13.35	43
01/01/2008 to 12/31/2008	$13.35	$7.51	15,762
01/01/2009 to 12/31/2009	$7.51	$9.01	12,662
01/01/2010 to 12/31/2010	$9.01	$10.61	14,914
01/01/2011 to 04/29/2011	$10.61	$11.89	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.31	$15.51	55,896
01/01/2007 to 12/31/2007	$15.51	$15.67	49,034
01/01/2008 to 12/31/2008	$15.67	$8.86	62,723
01/01/2009 to 12/31/2009	$8.86	$12.19	57,565
01/01/2010 to 12/31/2010	$12.19	$14.73	59,399
01/01/2011 to 12/31/2011	$14.73	$14.07	39,680
01/01/2012 to 12/31/2012	$14.07	$16.13	37,807
01/01/2013 to 12/31/2013	$16.13	$22.43	10,047
01/01/2014 to 12/31/2014	$22.43	$25.08	6,373
01/01/2015 to 12/31/2015	$25.08	$23.17	3,523

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.29	61,609
01/01/2013 to 12/31/2013	$10.29	$11.98	28,354
01/01/2014 to 12/31/2014	$11.98	$12.33	27,318
01/01/2015 to 12/31/2015	$12.33	$11.92	11,355

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.56	2,886
01/01/2009 to 12/31/2009	$5.56	$9.07	38,546
01/01/2010 to 12/31/2010	$9.07	$10.85	30,620
01/01/2011 to 12/31/2011	$10.85	$8.47	9,032
01/01/2012 to 12/31/2012	$8.47	$9.78	11,262
01/01/2013 to 12/31/2013	$9.78	$9.60	1,832
01/01/2014 to 12/31/2014	$9.60	$8.96	3,710
01/01/2015 to 12/31/2015	$8.96	$7.30	2,971

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.61	181,437
01/01/2007 to 12/31/2007	$10.61	$11.29	393,159
01/01/2008 to 12/31/2008	$11.29	$8.90	1,387,683
01/01/2009 to 12/31/2009	$8.90	$10.46	1,694,166
01/01/2010 to 12/31/2010	$10.46	$11.32	1,190,107
01/01/2011 to 12/31/2011	$11.32	$11.19	1,035,239
01/01/2012 to 12/31/2012	$11.19	$12.09	970,169
01/01/2013 to 12/31/2013	$12.09	$12.93	542,230
01/01/2014 to 12/31/2014	$12.93	$13.39	392,757
01/01/2015 to 12/31/2015	$13.39	$13.13	193,363

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.06	0
01/01/2012 to 12/31/2012	$10.06	$10.55	4,755
01/01/2013 to 12/31/2013	$10.55	$10.09	5
01/01/2014 to 12/31/2014	$10.09	$10.48	46
01/01/2015 to 12/31/2015	$10.48	$10.23	40

AST Prudential Growth Allocation Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.44	345,208
01/01/2007 to 12/31/2007	$10.44	$11.39	1,113,064
01/01/2008 to 12/31/2008	$11.39	$6.61	1,048,296
01/01/2009 to 12/31/2009	$6.61	$8.15	1,174,295
01/01/2010 to 12/31/2010	$8.15	$9.50	965,266
01/01/2011 to 12/31/2011	$9.50	$8.72	897,315
01/01/2012 to 12/31/2012	$8.72	$9.64	878,268
01/01/2013 to 12/31/2013	$9.64	$11.05	554,189
01/01/2014 to 12/31/2014	$11.05	$11.81	404,728
01/01/2015 to 12/31/2015	$11.81	$11.49	206,209

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
01/01/2006 to 12/31/2006	$11.53	$12.71	178
01/01/2007 to 12/31/2007	$12.71	$12.70	302
01/01/2008 to 12/31/2008	$12.70	$7.62	9,827
01/01/2009 to 12/31/2009	$7.62	$9.09	9,832
01/01/2010 to 12/31/2010	$9.09	$10.23	5,697
01/01/2011 to 12/31/2011	$10.23	$10.36	4,908
01/01/2012 to 12/31/2012	$10.36	$12.05	6,298
01/01/2013 to 12/31/2013	$12.05	$15.63	7,087
01/01/2014 to 12/31/2014	$15.63	$17.93	3,707
01/01/2015 to 12/31/2015	$17.93	$18.10	2,840

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.87	0
01/01/2012 to 12/31/2012	$8.87	$9.83	2,933
01/01/2013 to 12/31/2013	$9.83	$11.78	2,633
01/01/2014 to 12/31/2014	$11.78	$12.28	0
01/01/2015 to 12/31/2015	$12.28	$12.04	0

AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.03	0
01/01/2008 to 12/31/2008	$10.03	$7.12	258,911
01/01/2009 to 12/31/2009	$7.12	$8.60	352,825
01/01/2010 to 12/31/2010	$8.60	$9.42	204,198
01/01/2011 to 12/31/2011	$9.42	$9.05	173,747
01/01/2012 to 12/31/2012	$9.05	$9.77	161,435
01/01/2013 to 12/31/2013	$9.77	$10.76	89,351
01/01/2014 to 12/31/2014	$10.76	$11.07	103,462
01/01/2015 to 12/31/2015	$11.07	$10.82	70,633

AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.50	1,834
01/01/2008 to 12/31/2008	$11.50	$7.29	186,697
01/01/2009 to 12/31/2009	$7.29	$9.06	260,346
01/01/2010 to 12/31/2010	$9.06	$10.14	188,208
01/01/2011 to 12/31/2011	$10.14	$9.69	148,641
01/01/2012 to 12/31/2012	$9.69	$11.00	171,331
01/01/2013 to 12/31/2013	$11.00	$12.71	95,366
01/01/2014 to 12/31/2014	$12.71	$13.12	127,526
01/01/2015 to 12/31/2015	$13.12	$12.77	110,441

AST Schroders Multi-Asset World Strategies Portfolio
01/01/2006 to 12/31/2006	$11.30	$12.13	835
01/01/2007 to 12/31/2007	$12.13	$12.93	27,439
01/01/2008 to 12/31/2008	$12.93	$8.84	103,613
01/01/2009 to 12/31/2009	$8.84	$11.02	128,668
01/01/2010 to 12/31/2010	$11.02	$12.07	135,405
01/01/2011 to 12/31/2011	$12.07	$11.42	152,168
01/01/2012 to 12/31/2012	$11.42	$12.42	167,805
01/01/2013 to 12/31/2013	$12.42	$13.91	93,292
01/01/2014 to 12/31/2014	$13.91	$14.03	75,791
01/01/2015 to 10/16/2015	$14.03	$13.60	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$13.61	$15.04	60,776
01/01/2007 to 12/31/2007	$15.04	$16.38	57,737
01/01/2008 to 12/31/2008	$16.38	$8.96	68,386
01/01/2009 to 12/31/2009	$8.96	$11.64	66,296
01/01/2010 to 12/31/2010	$11.64	$15.11	51,046
01/01/2011 to 12/31/2011	$15.11	$12.85	53,009
01/01/2012 to 12/31/2012	$12.85	$15.11	40,152
01/01/2013 to 12/31/2013	$15.11	$20.82	12,689
01/01/2014 to 12/31/2014	$20.82	$21.39	12,776
01/01/2015 to 12/31/2015	$21.39	$21.22	6,350

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$9.31	$10.27	7,415
01/01/2007 to 12/31/2007	$10.27	$10.77	17,675
01/01/2008 to 12/31/2008	$10.77	$6.85	28,498
01/01/2009 to 12/31/2009	$6.85	$8.98	31,926
01/01/2010 to 12/31/2010	$8.98	$12.00	35,544
01/01/2011 to 12/31/2011	$12.00	$11.63	38,469
01/01/2012 to 12/31/2012	$11.63	$12.77	36,443
01/01/2013 to 12/31/2013	$12.77	$16.90	20,397
01/01/2014 to 12/31/2014	$16.90	$17.18	17,311
01/01/2015 to 12/31/2015	$17.18	$16.95	5,294

AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.70	$14.93	81,463
01/01/2007 to 12/31/2007	$14.93	$13.80	92,509
01/01/2008 to 12/31/2008	$13.80	$9.49	101,244
01/01/2009 to 12/31/2009	$9.49	$11.80	80,252
01/01/2010 to 12/31/2010	$11.80	$14.56	68,232
01/01/2011 to 12/31/2011	$14.56	$13.40	58,191
01/01/2012 to 12/31/2012	$13.40	$15.50	50,276
01/01/2013 to 12/31/2013	$15.50	$20.85	20,189
01/01/2014 to 12/31/2014	$20.85	$21.49	14,968
01/01/2015 to 12/31/2015	$21.49	$20.13	5,331

AST T. Rowe Price Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$11.69	$12.87	7,958
01/01/2007 to 12/31/2007	$12.87	$13.40	327,326
01/01/2008 to 12/31/2008	$13.40	$9.71	307,338
01/01/2009 to 12/31/2009	$9.71	$11.81	393,433
01/01/2010 to 12/31/2010	$11.81	$12.89	354,147
01/01/2011 to 12/31/2011	$12.89	$12.87	305,198
01/01/2012 to 12/31/2012	$12.87	$14.30	266,784
01/01/2013 to 12/31/2013	$14.30	$16.36	265,512
01/01/2014 to 12/31/2014	$16.36	$16.96	195,296
01/01/2015 to 12/31/2015	$16.96	$16.61	101,450

AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$12.32	$14.63	32,857
01/01/2007 to 12/31/2007	$14.63	$13.81	80,467
01/01/2008 to 12/31/2008	$13.81	$7.86	69,054
01/01/2009 to 12/31/2009	$7.86	$9.52	61,684
01/01/2010 to 12/31/2010	$9.52	$10.56	55,741
01/01/2011 to 12/31/2011	$10.56	$10.17	45,969
01/01/2012 to 12/31/2012	$10.17	$11.67	46,661
01/01/2013 to 12/31/2013	$11.67	$14.82	36,039
01/01/2014 to 12/31/2014	$14.82	$15.59	24,202
01/01/2015 to 10/16/2015	$15.59	$14.40	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.11	$12.52	35,319
01/01/2007 to 12/31/2007	$12.52	$13.27	87,341
01/01/2008 to 12/31/2008	$13.27	$7.72	150,031
01/01/2009 to 12/31/2009	$7.72	$11.59	123,660
01/01/2010 to 12/31/2010	$11.59	$13.14	99,546
01/01/2011 to 12/31/2011	$13.14	$12.65	85,531
01/01/2012 to 12/31/2012	$12.65	$14.56	79,086
01/01/2013 to 12/31/2013	$14.56	$20.53	52,287
01/01/2014 to 12/31/2014	$20.53	$21.78	50,638
01/01/2015 to 12/31/2015	$21.78	$23.36	18,218

AST T. Rowe Price Natural Resources Portfolio
01/01/2006 to 12/31/2006	$18.56	$21.06	1,542
01/01/2007 to 12/31/2007	$21.06	$28.97	1,224
01/01/2008 to 12/31/2008	$28.97	$14.18	25,971
01/01/2009 to 12/31/2009	$14.18	$20.74	26,927
01/01/2010 to 12/31/2010	$20.74	$24.45	32,855
01/01/2011 to 12/31/2011	$24.45	$20.37	24,308
01/01/2012 to 12/31/2012	$20.37	$20.66	19,051
01/01/2013 to 12/31/2013	$20.66	$23.34	8,602
01/01/2014 to 12/31/2014	$23.34	$20.94	7,708
01/01/2015 to 12/31/2015	$20.94	$16.55	5,143

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$10.28	$10.70	86,626
01/01/2007 to 12/31/2007	$10.70	$11.48	72,848
01/01/2008 to 12/31/2008	$11.48	$10.97	62,683
01/01/2009 to 12/31/2009	$10.97	$12.04	74,058
01/01/2010 to 12/31/2010	$12.04	$12.46	60,518
01/01/2011 to 12/31/2011	$12.46	$12.70	49,111
01/01/2012 to 12/31/2012	$12.70	$13.09	40,834
01/01/2013 to 12/31/2013	$13.09	$12.33	3,385
01/01/2014 to 12/31/2014	$12.33	$12.14	4,192
01/01/2015 to 12/31/2015	$12.14	$11.34	3,680

AST Wellington Management Hedged Equity Portfolio
01/01/2006 to 12/31/2006	$9.99	$11.32	0
01/01/2007 to 12/31/2007	$11.32	$12.14	0
01/01/2008 to 12/31/2008	$12.14	$6.85	218,797
01/01/2009 to 12/31/2009	$6.85	$8.62	618,872
01/01/2010 to 12/31/2010	$8.62	$9.67	422,372
01/01/2011 to 12/31/2011	$9.67	$9.14	344,904
01/01/2012 to 12/31/2012	$9.14	$9.93	346,858
01/01/2013 to 12/31/2013	$9.93	$11.72	140,277
01/01/2014 to 12/31/2014	$11.72	$12.11	150,938
01/01/2015 to 12/31/2015	$12.11	$11.78	92,906

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.97	5,860
01/01/2008 to 12/31/2008	$9.97	$9.26	164,058
01/01/2009 to 12/31/2009	$9.26	$10.12	149,997
01/01/2010 to 12/31/2010	$10.12	$10.67	96,819
01/01/2011 to 12/31/2011	$10.67	$11.08	75,584
01/01/2012 to 12/31/2012	$11.08	$11.70	71,309
01/01/2013 to 12/31/2013	$11.70	$11.28	75,086
01/01/2014 to 12/31/2014	$11.28	$11.84	57,146
01/01/2015 to 12/31/2015	$11.84	$11.74	43,630

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Evergreen VA Growth Fund
01/01/2006 to 12/31/2006	$11.40	$12.39	40
01/01/2007 to 12/31/2007	$12.39	$13.47	0
01/01/2008 to 12/31/2008	$13.47	$7.76	0
01/01/2009 to 12/31/2009	$7.76	$10.63	0
01/01/2010 to 07/16/2010	$10.63	$10.38	0

Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$13.85	$16.70	1,144
01/01/2007 to 12/31/2007	$16.70	$18.80	1,030
01/01/2008 to 12/31/2008	$18.80	$10.77	14,859
01/01/2009 to 12/31/2009	$10.77	$12.22	6,479
01/01/2010 to 07/16/2010	$12.22	$11.58	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$11.15	$11.58	0
01/01/2007 to 12/31/2007	$11.58	$12.69	0
01/01/2008 to 12/31/2008	$12.69	$9.04	182
01/01/2009 to 12/31/2009	$9.04	$12.75	5,641
01/01/2010 to 07/16/2010	$12.75	$11.88	0

First Trust Target Focus Four Portfolio
01/28/2008* to 12/31/2008	$10.21	$6.09	25,039
01/01/2009 to 12/31/2009	$6.09	$7.68	10,062
01/01/2010 to 12/31/2010	$7.68	$8.94	8,419
01/01/2011 to 12/31/2011	$8.94	$7.80	617
01/01/2012 to 12/31/2012	$7.80	$8.69	1,013
01/01/2013 to 12/31/2013	$8.69	$11.16	310
01/01/2014 to 04/25/2014	$11.16	$11.49	0

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.62	292,389
01/01/2009 to 12/31/2009	$6.62	$8.43	323,240
01/01/2010 to 12/31/2010	$8.43	$9.10	277,882
01/01/2011 to 12/31/2011	$9.10	$8.76	211,348
01/01/2012 to 09/21/2012	$8.76	$9.78	0

Global Dividend Target 15 Portfolio
01/01/2006 to 12/31/2006	$12.74	$17.27	698
01/01/2007 to 12/31/2007	$17.27	$19.16	754
01/01/2008 to 12/31/2008	$19.16	$10.73	19,411
01/01/2009 to 12/31/2009	$10.73	$14.82	6,283
01/01/2010 to 12/31/2010	$14.82	$15.92	6,890
01/01/2011 to 12/31/2011	$15.92	$14.42	4,679
01/01/2012 to 12/31/2012	$14.42	$17.70	4,021
01/01/2013 to 12/31/2013	$17.70	$19.81	1,475
01/01/2014 to 04/25/2014	$19.81	$19.36	0

Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.14	1,961
01/01/2012 to 04/27/2012	$8.14	$9.22	0

Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.09	4,865
01/01/2012 to 12/31/2012	$9.09	$10.57	5,130
01/01/2013 to 12/31/2013	$10.57	$13.56	2,681
01/01/2014 to 12/31/2014	$13.56	$14.98	4,985
01/01/2015 to 12/31/2015	$14.98	$14.97	2,616

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Dynamics Fund - Series I
01/01/2006 to 12/31/2006	$12.67	$14.41	0
01/01/2007 to 12/31/2007	$14.41	$15.82	0
01/01/2008 to 12/31/2008	$15.82	$8.04	385
01/01/2009 to 12/31/2009	$8.04	$11.21	1,464
01/01/2010 to 12/31/2010	$11.21	$13.59	468
01/01/2011 to 04/29/2011	$13.59	$15.12	0

Invesco V.I. Financial Services Fund - Series I
01/01/2006 to 12/31/2006	$11.55	$13.16	1,162
01/01/2007 to 12/31/2007	$13.16	$10.02	1,385
01/01/2008 to 12/31/2008	$10.02	$3.98	31,591
01/01/2009 to 12/31/2009	$3.98	$4.96	25,843
01/01/2010 to 12/31/2010	$4.96	$5.36	20,046
01/01/2011 to 04/29/2011	$5.36	$5.65	0

Invesco V.I. Global Health Care Fund - Series I
01/01/2006 to 12/31/2006	$12.10	$12.47	871
01/01/2007 to 12/31/2007	$12.47	$13.66	769
01/01/2008 to 12/31/2008	$13.66	$9.54	19,062
01/01/2009 to 12/31/2009	$9.54	$11.93	14,240
01/01/2010 to 12/31/2010	$11.93	$12.30	7,700
01/01/2011 to 12/31/2011	$12.30	$12.51	7,247
01/01/2012 to 12/31/2012	$12.51	$14.81	6,573
01/01/2013 to 12/31/2013	$14.81	$20.38	2,591
01/01/2014 to 12/31/2014	$20.38	$23.87	3,836
01/01/2015 to 12/31/2015	$23.87	$24.11	2,540

Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.74	2,473
01/01/2013 to 12/31/2013	$9.74	$13.06	1,375
01/01/2014 to 12/31/2014	$13.06	$13.81	971
01/01/2015 to 12/31/2015	$13.81	$13.69	588

Invesco V.I. Technology Fund - Series I
06/30/2008* to 12/31/2008	$9.92	$6.20	0
01/01/2009 to 12/31/2009	$6.20	$9.56	0
01/01/2010 to 12/31/2010	$9.56	$11.35	0
01/01/2011 to 12/31/2011	$11.35	$10.55	0
01/01/2012 to 12/31/2012	$10.55	$11.50	0
01/01/2013 to 12/31/2013	$11.50	$14.09	0
01/01/2014 to 12/31/2014	$14.09	$15.31	0
01/01/2015 to 12/31/2015	$15.31	$16.01	0

NASDAQ Target 15 Portfolio
06/30/2008* to 12/31/2008	$9.89	$5.95	0
01/01/2009 to 12/31/2009	$5.95	$6.82	0
01/01/2010 to 12/31/2010	$6.82	$8.70	0
01/01/2011 to 12/31/2011	$8.70	$8.63	0
01/01/2012 to 12/31/2012	$8.63	$9.55	0
01/01/2013 to 12/31/2013	$9.55	$13.91	0
01/01/2014 to 04/25/2014	$13.91	$13.84	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
NVIT Developing Markets Fund
01/01/2006 to 12/31/2006	$16.44	$21.66	3,130
01/01/2007 to 12/31/2007	$21.66	$30.43	3,881
01/01/2008 to 12/31/2008	$30.43	$12.55	11,820
01/01/2009 to 12/31/2009	$12.55	$19.94	16,602
01/01/2010 to 12/31/2010	$19.94	$22.67	13,537
01/01/2011 to 12/31/2011	$22.67	$17.22	8,349
01/01/2012 to 12/31/2012	$17.22	$19.69	8,756
01/01/2013 to 12/31/2013	$19.69	$19.28	2,889
01/01/2014 to 12/31/2014	$19.28	$17.77	2,485
01/01/2015 to 12/31/2015	$17.77	$14.56	1,381

ProFund VP Asia 30
01/01/2006 to 12/31/2006	$11.88	$16.20	0
01/01/2007 to 12/31/2007	$16.20	$23.43	299
01/01/2008 to 12/31/2008	$23.43	$11.28	248
01/01/2009 to 12/31/2009	$11.28	$17.03	264
01/01/2010 to 12/31/2010	$17.03	$18.99	69
01/01/2011 to 12/31/2011	$18.99	$13.57	16
01/01/2012 to 12/31/2012	$13.57	$15.34	0
01/01/2013 to 12/31/2013	$15.34	$17.27	0
01/01/2014 to 12/31/2014	$17.27	$16.64	0
01/01/2015 to 12/31/2015	$16.64	$14.77	0

ProFund VP Banks
01/01/2006 to 12/31/2006	$11.34	$12.81	0
01/01/2007 to 12/31/2007	$12.81	$9.12	0
01/01/2008 to 12/31/2008	$9.12	$4.74	56
01/01/2009 to 12/31/2009	$4.74	$4.44	0
01/01/2010 to 12/31/2010	$4.44	$4.71	971
01/01/2011 to 12/31/2011	$4.71	$3.38	0
01/01/2012 to 12/31/2012	$3.38	$4.41	0
01/01/2013 to 12/31/2013	$4.41	$5.77	0
01/01/2014 to 12/31/2014	$5.77	$6.23	0
01/01/2015 to 12/31/2015	$6.23	$6.07	0

ProFund VP Basic Materials
01/01/2006 to 12/31/2006	$12.49	$14.13	0
01/01/2007 to 12/31/2007	$14.13	$18.07	32
01/01/2008 to 12/31/2008	$18.07	$8.60	0
01/01/2009 to 12/31/2009	$8.60	$13.66	832
01/01/2010 to 12/31/2010	$13.66	$17.35	210
01/01/2011 to 12/31/2011	$17.35	$14.24	0
01/01/2012 to 12/31/2012	$14.24	$15.12	0
01/01/2013 to 12/31/2013	$15.12	$17.54	0
01/01/2014 to 12/31/2014	$17.54	$17.46	0
01/01/2015 to 12/31/2015	$17.46	$14.71	0

ProFund VP Bear
01/01/2006 to 12/31/2006	$7.88	$7.14	0
01/01/2007 to 12/31/2007	$7.14	$7.03	0
01/01/2008 to 12/31/2008	$7.03	$9.63	0
01/01/2009 to 12/31/2009	$9.63	$6.80	2,374
01/01/2010 to 12/31/2010	$6.80	$5.47	2,196
01/01/2011 to 12/31/2011	$5.47	$4.88	3,067
01/01/2012 to 12/31/2012	$4.88	$3.99	2,517
01/01/2013 to 12/31/2013	$3.99	$2.87	354
01/01/2014 to 12/31/2014	$2.87	$2.41	0
01/01/2015 to 12/31/2015	$2.41	$2.24	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Bull
01/01/2006 to 12/31/2006	$11.34	$12.62	0
01/01/2007 to 12/31/2007	$12.62	$12.79	0
01/01/2008 to 12/31/2008	$12.79	$7.80	0
01/01/2009 to 12/31/2009	$7.80	$9.50	0
01/01/2010 to 12/31/2010	$9.50	$10.47	0
01/01/2011 to 12/31/2011	$10.47	$10.25	0
01/01/2012 to 12/31/2012	$10.25	$11.43	0
01/01/2013 to 12/31/2013	$11.43	$14.52	0
01/01/2014 to 12/31/2014	$14.52	$15.84	0
01/01/2015 to 12/31/2015	$15.84	$15.44	0

ProFund VP Consumer Goods Portfolio
01/01/2006 to 12/31/2006	$11.14	$12.28	0
01/01/2007 to 12/31/2007	$12.28	$12.94	572
01/01/2008 to 12/31/2008	$12.94	$9.28	0
01/01/2009 to 12/31/2009	$9.28	$11.05	0
01/01/2010 to 12/31/2010	$11.05	$12.69	517
01/01/2011 to 12/31/2011	$12.69	$13.29	0
01/01/2012 to 12/31/2012	$13.29	$14.42	0
01/01/2013 to 12/31/2013	$14.42	$18.14	0
01/01/2014 to 12/31/2014	$18.14	$19.57	0
01/01/2015 to 12/31/2015	$19.57	$19.96	0

ProFund VP Consumer Services
01/01/2006 to 12/31/2006	$10.00	$10.96	0
01/01/2007 to 12/31/2007	$10.96	$9.85	0
01/01/2008 to 12/31/2008	$9.85	$6.61	0
01/01/2009 to 12/31/2009	$6.61	$8.47	0
01/01/2010 to 12/31/2010	$8.47	$10.07	0
01/01/2011 to 12/31/2011	$10.07	$10.40	0
01/01/2012 to 12/31/2012	$10.40	$12.43	0
01/01/2013 to 12/31/2013	$12.43	$17.02	0
01/01/2014 to 12/31/2014	$17.02	$18.74	0
01/01/2015 to 12/31/2015	$18.74	$19.20	0

ProFund VP Europe 30
01/01/2006 to 12/31/2006	$13.14	$15.11	0
01/01/2007 to 12/31/2007	$15.11	$16.95	762
01/01/2008 to 12/31/2008	$16.95	$9.29	254
01/01/2009 to 12/31/2009	$9.29	$12.04	86
01/01/2010 to 12/31/2010	$12.04	$12.09	21
01/01/2011 to 12/31/2011	$12.09	$10.79	21
01/01/2012 to 12/31/2012	$10.79	$12.31	0
01/01/2013 to 12/31/2013	$12.31	$14.66	0
01/01/2014 to 12/31/2014	$14.66	$13.11	0
01/01/2015 to 12/31/2015	$13.11	$11.44	0

ProFund VP Financials
01/01/2006 to 12/31/2006	$11.49	$13.20	1,035
01/01/2007 to 12/31/2007	$13.20	$10.45	1,035
01/01/2008 to 12/31/2008	$10.45	$5.06	0
01/01/2009 to 12/31/2009	$5.06	$5.70	0
01/01/2010 to 12/31/2010	$5.70	$6.19	0
01/01/2011 to 12/31/2011	$6.19	$5.22	0
01/01/2012 to 12/31/2012	$5.22	$6.37	0
01/01/2013 to 12/31/2013	$6.37	$8.24	0
01/01/2014 to 12/31/2014	$8.24	$9.11	0
01/01/2015 to 12/31/2015	$9.11	$8.79	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Health Care
01/01/2006 to 12/31/2006	$11.08	$11.42	1,145
01/01/2007 to 12/31/2007	$11.42	$11.91	1,763
01/01/2008 to 12/31/2008	$11.91	$8.83	0
01/01/2009 to 12/31/2009	$8.83	$10.33	0
01/01/2010 to 12/31/2010	$10.33	$10.40	0
01/01/2011 to 12/31/2011	$10.40	$11.21	0
01/01/2012 to 12/31/2012	$11.21	$12.89	0
01/01/2013 to 12/31/2013	$12.89	$17.64	0
01/01/2014 to 12/31/2014	$17.64	$21.36	0
01/01/2015 to 12/31/2015	$21.36	$21.96	0

ProFund VP Industrials
01/01/2006 to 12/31/2006	$12.14	$13.27	0
01/01/2007 to 12/31/2007	$13.27	$14.51	0
01/01/2008 to 12/31/2008	$14.51	$8.45	0
01/01/2009 to 12/31/2009	$8.45	$10.27	0
01/01/2010 to 12/31/2010	$10.27	$12.44	3,529
01/01/2011 to 12/31/2011	$12.44	$11.97	1,867
01/01/2012 to 12/31/2012	$11.97	$13.56	2,156
01/01/2013 to 12/31/2013	$13.56	$18.35	0
01/01/2014 to 12/31/2014	$18.35	$18.97	0
01/01/2015 to 12/31/2015	$18.97	$17.93	0

ProFund VP Japan
01/01/2006 to 12/31/2006	$14.40	$15.62	0
01/01/2007 to 12/31/2007	$15.62	$13.77	0
01/01/2008 to 12/31/2008	$13.77	$7.97	0
01/01/2009 to 12/31/2009	$7.97	$8.61	0
01/01/2010 to 12/31/2010	$8.61	$7.88	0
01/01/2011 to 12/31/2011	$7.88	$6.28	0
01/01/2012 to 12/31/2012	$6.28	$7.56	0
01/01/2013 to 12/31/2013	$7.56	$10.98	0
01/01/2014 to 12/31/2014	$10.98	$11.09	0
01/01/2015 to 12/31/2015	$11.09	$11.49	0

ProFund VP Large-Cap Growth
01/01/2006 to 12/31/2006	$10.25	$10.94	0
01/01/2007 to 12/31/2007	$10.94	$11.46	1,096
01/01/2008 to 12/31/2008	$11.46	$7.23	828
01/01/2009 to 12/31/2009	$7.23	$9.18	280
01/01/2010 to 12/31/2010	$9.18	$10.18	70
01/01/2011 to 12/31/2011	$10.18	$10.28	69
01/01/2012 to 12/31/2012	$10.28	$11.34	0
01/01/2013 to 12/31/2013	$11.34	$14.51	0
01/01/2014 to 12/31/2014	$14.51	$16.04	0
01/01/2015 to 12/31/2015	$16.04	$16.29	0

ProFund VP Large-Cap Value
01/01/2006 to 12/31/2006	$10.45	$12.14	0
01/01/2007 to 12/31/2007	$12.14	$11.90	858
01/01/2008 to 12/31/2008	$11.90	$6.94	533
01/01/2009 to 12/31/2009	$6.94	$8.11	180
01/01/2010 to 12/31/2010	$8.11	$8.97	45
01/01/2011 to 12/31/2011	$8.97	$8.67	44
01/01/2012 to 12/31/2012	$8.67	$9.79	0
01/01/2013 to 12/31/2013	$9.79	$12.46	0
01/01/2014 to 12/31/2014	$12.46	$13.47	0
01/01/2015 to 12/31/2015	$13.47	$12.56	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Growth
01/01/2006 to 12/31/2006	$12.13	$12.35	0
01/01/2007 to 12/31/2007	$12.35	$13.51	310
01/01/2008 to 12/31/2008	$13.51	$8.09	281
01/01/2009 to 12/31/2009	$8.09	$10.96	95
01/01/2010 to 12/31/2010	$10.96	$13.78	23
01/01/2011 to 12/31/2011	$13.78	$13.10	292
01/01/2012 to 12/31/2012	$13.10	$14.79	0
01/01/2013 to 12/31/2013	$14.79	$18.90	0
01/01/2014 to 12/31/2014	$18.90	$19.60	0
01/01/2015 to 12/31/2015	$19.60	$19.24	0

ProFund VP Mid-Cap Value
01/01/2006 to 12/31/2006	$13.03	$14.32	0
01/01/2007 to 12/31/2007	$14.32	$14.16	947
01/01/2008 to 12/31/2008	$14.16	$8.83	928
01/01/2009 to 12/31/2009	$8.83	$11.31	75
01/01/2010 to 12/31/2010	$11.31	$13.34	19
01/01/2011 to 12/31/2011	$13.34	$12.55	19
01/01/2012 to 12/31/2012	$12.55	$14.32	0
01/01/2013 to 12/31/2013	$14.32	$18.53	0
01/01/2014 to 12/31/2014	$18.53	$19.98	0
01/01/2015 to 12/31/2015	$19.98	$17.96	0

ProFund VP NASDAQ-100
01/01/2006 to 12/31/2006	$10.73	$11.08	1,232
01/01/2007 to 12/31/2007	$11.08	$12.75	1,232
01/01/2008 to 12/31/2008	$12.75	$7.18	0
01/01/2009 to 12/31/2009	$7.18	$10.69	0
01/01/2010 to 12/31/2010	$10.69	$12.37	0
01/01/2011 to 12/31/2011	$12.37	$12.29	0
01/01/2012 to 12/31/2012	$12.29	$13.98	0
01/01/2013 to 12/31/2013	$13.98	$18.38	0
01/01/2014 to 12/31/2014	$18.38	$21.05	0
01/01/2015 to 12/31/2015	$21.05	$22.15	0

ProFund VP Oil & Gas
01/01/2006 to 12/31/2006	$17.77	$20.99	389
01/01/2007 to 12/31/2007	$20.99	$27.22	399
01/01/2008 to 12/31/2008	$27.22	$16.80	336
01/01/2009 to 12/31/2009	$16.80	$19.00	329
01/01/2010 to 12/31/2010	$19.00	$21.90	343
01/01/2011 to 12/31/2011	$21.90	$21.93	0
01/01/2012 to 12/31/2012	$21.93	$22.09	0
01/01/2013 to 12/31/2013	$22.09	$26.83	0
01/01/2014 to 12/31/2014	$26.83	$23.41	0
01/01/2015 to 12/31/2015	$23.41	$17.56	0

ProFund VP Pharmaceuticals
01/01/2006 to 12/31/2006	$8.90	$9.78	0
01/01/2007 to 12/31/2007	$9.78	$9.79	1,103
01/01/2008 to 12/31/2008	$9.79	$7.72	0
01/01/2009 to 12/31/2009	$7.72	$8.83	0
01/01/2010 to 12/31/2010	$8.83	$8.69	0
01/01/2011 to 12/31/2011	$8.69	$9.88	0
01/01/2012 to 12/31/2012	$9.88	$10.82	0
01/01/2013 to 12/31/2013	$10.82	$13.94	0
01/01/2014 to 12/31/2014	$13.94	$16.29	0
01/01/2015 to 12/31/2015	$16.29	$16.65	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Precious Metals
01/01/2006 to 12/31/2006	$12.60	$13.25	819
01/01/2007 to 12/31/2007	$13.25	$15.88	19
01/01/2008 to 12/31/2008	$15.88	$10.77	19
01/01/2009 to 12/31/2009	$10.77	$14.26	19
01/01/2010 to 12/31/2010	$14.26	$18.56	19
01/01/2011 to 12/31/2011	$18.56	$14.68	19
01/01/2012 to 12/31/2012	$14.68	$12.28	59
01/01/2013 to 12/31/2013	$12.28	$7.46	0
01/01/2014 to 12/31/2014	$7.46	$5.56	0
01/01/2015 to 12/31/2015	$5.56	$3.66	0

ProFund VP Real Estate
01/01/2006 to 12/31/2006	$13.68	$17.74	36
01/01/2007 to 12/31/2007	$17.74	$13.96	118
01/01/2008 to 12/31/2008	$13.96	$8.03	0
01/01/2009 to 12/31/2009	$8.03	$10.05	0
01/01/2010 to 12/31/2010	$10.05	$12.27	0
01/01/2011 to 12/31/2011	$12.27	$12.58	1,510
01/01/2012 to 12/31/2012	$12.58	$14.43	0
01/01/2013 to 12/31/2013	$14.43	$14.14	0
01/01/2014 to 12/31/2014	$14.14	$17.31	0
01/01/2015 to 12/31/2015	$17.31	$17.00	0

ProFund VP Rising Rates Opportunity
01/01/2006 to 12/31/2006	$7.51	$8.09	0
01/01/2007 to 12/31/2007	$8.09	$7.51	0
01/01/2008 to 12/31/2008	$7.51	$4.56	0
01/01/2009 to 12/31/2009	$4.56	$5.90	0
01/01/2010 to 12/31/2010	$5.90	$4.85	0
01/01/2011 to 12/31/2011	$4.85	$2.97	0
01/01/2012 to 12/31/2012	$2.97	$2.70	0
01/01/2013 to 12/31/2013	$2.70	$3.08	0
01/01/2014 to 12/31/2014	$3.08	$2.11	0
01/01/2015 to 12/31/2015	$2.11	$2.03	0

ProFund VP Short NASDAQ-100
01/01/2006 to 12/31/2006	$8.15	$7.87	0
01/01/2007 to 12/31/2007	$7.87	$6.82	0
01/01/2008 to 12/31/2008	$6.82	$9.89	3,470
01/01/2009 to 12/31/2009	$9.89	$5.74	3,470
01/01/2010 to 12/31/2010	$5.74	$4.43	3,470
01/01/2011 to 12/31/2011	$4.43	$3.88	0
01/01/2012 to 12/31/2012	$3.88	$3.09	0
01/01/2013 to 12/31/2013	$3.09	$2.13	0
01/01/2014 to 12/31/2014	$2.13	$1.68	0
01/01/2015 to 12/31/2015	$1.68	$1.43	0

ProFund VP Small-Cap Growth
01/01/2006 to 12/31/2006	$12.90	$13.72	681
01/01/2007 to 12/31/2007	$13.72	$13.97	738
01/01/2008 to 12/31/2008	$13.97	$9.02	662
01/01/2009 to 12/31/2009	$9.02	$11.15	722
01/01/2010 to 12/31/2010	$11.15	$13.72	667
01/01/2011 to 12/31/2011	$13.72	$13.60	0
01/01/2012 to 12/31/2012	$13.60	$14.98	0
01/01/2013 to 12/31/2013	$14.98	$20.60	0
01/01/2014 to 12/31/2014	$20.60	$20.60	0
01/01/2015 to 12/31/2015	$20.60	$20.40	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
01/01/2006 to 12/31/2006	$12.78	$14.69	33
01/01/2007 to 12/31/2007	$14.69	$13.34	0
01/01/2008 to 12/31/2008	$13.34	$9.05	0
01/01/2009 to 12/31/2009	$9.05	$10.67	0
01/01/2010 to 12/31/2010	$10.67	$12.76	0
01/01/2011 to 12/31/2011	$12.76	$11.98	0
01/01/2012 to 12/31/2012	$11.98	$13.62	0
01/01/2013 to 12/31/2013	$13.62	$18.36	0
01/01/2014 to 12/31/2014	$18.36	$19.02	0
01/01/2015 to 12/31/2015	$19.02	$17.08	0

ProFund VP Telecommunications
01/01/2006 to 12/31/2006	$11.48	$15.09	34
01/01/2007 to 12/31/2007	$15.09	$16.01	0
01/01/2008 to 12/31/2008	$16.01	$10.28	0
01/01/2009 to 12/31/2009	$10.28	$10.80	0
01/01/2010 to 12/31/2010	$10.80	$12.23	0
01/01/2011 to 12/31/2011	$12.23	$12.20	0
01/01/2012 to 12/31/2012	$12.20	$13.92	0
01/01/2013 to 12/31/2013	$13.92	$15.27	0
01/01/2014 to 12/31/2014	$15.27	$15.03	0
01/01/2015 to 12/31/2015	$15.03	$14.94	0

ProFund VP U.S. Government Plus
01/01/2006 to 12/31/2006	$11.55	$10.79	0
01/01/2007 to 12/31/2007	$10.79	$11.63	842
01/01/2008 to 12/31/2008	$11.63	$17.05	298
01/01/2009 to 12/31/2009	$17.05	$11.25	45
01/01/2010 to 12/31/2010	$11.25	$12.13	11
01/01/2011 to 12/31/2011	$12.13	$17.04	11
01/01/2012 to 12/31/2012	$17.04	$16.84	0
01/01/2013 to 12/31/2013	$16.84	$13.34	0
01/01/2014 to 12/31/2014	$13.34	$17.81	0
01/01/2015 to 12/31/2015	$17.81	$16.45	0

ProFund VP UltraMid-Cap
01/01/2006 to 12/31/2006	$16.02	$17.36	3,643
01/01/2007 to 12/31/2007	$17.36	$18.00	4,208
01/01/2008 to 12/31/2008	$18.00	$5.73	3,539
01/01/2009 to 12/31/2009	$5.73	$9.30	5,011
01/01/2010 to 12/31/2010	$9.30	$13.63	4,005
01/01/2011 to 12/31/2011	$13.63	$11.52	3,532
01/01/2012 to 12/31/2012	$11.52	$14.95	294
01/01/2013 to 12/31/2013	$14.95	$24.97	293
01/01/2014 to 12/31/2014	$24.97	$28.19	0
01/01/2015 to 12/31/2015	$28.19	$25.08	0

ProFund VP Utilities
01/01/2006 to 12/31/2006	$13.87	$16.19	451
01/01/2007 to 12/31/2007	$16.19	$18.35	958
01/01/2008 to 12/31/2008	$18.35	$12.45	488
01/01/2009 to 12/31/2009	$12.45	$13.50	448
01/01/2010 to 12/31/2010	$13.50	$14.00	447
01/01/2011 to 12/31/2011	$14.00	$16.11	449
01/01/2012 to 12/31/2012	$16.11	$15.79	448
01/01/2013 to 12/31/2013	$15.79	$17.52	0
01/01/2014 to 12/31/2014	$17.52	$21.59	0
01/01/2015 to 12/31/2015	$21.59	$19.78	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Prudential SP International Growth Portfolio
01/01/2006 to 12/31/2006	$11.99	$14.21	0
01/01/2007 to 12/31/2007	$14.21	$16.63	1,573
01/01/2008 to 12/31/2008	$16.63	$8.09	1,858
01/01/2009 to 12/31/2009	$8.09	$10.87	107
01/01/2010 to 12/31/2010	$10.87	$12.13	95
01/01/2011 to 12/31/2011	$12.13	$10.10	132
01/01/2012 to 12/31/2012	$10.10	$12.11	0
01/01/2013 to 12/31/2013	$12.11	$14.09	0
01/01/2014 to 12/31/2014	$14.09	$13.00	0
01/01/2015 to 12/31/2015	$13.00	$13.16	0

S&P Target 24 Portfolio
01/01/2006 to 12/31/2006	$10.93	$11.01	0
01/01/2007 to 12/31/2007	$11.01	$11.23	0
01/01/2008 to 12/31/2008	$11.23	$7.92	330
01/01/2009 to 12/31/2009	$7.92	$8.82	5,277
01/01/2010 to 12/31/2010	$8.82	$10.30	520
01/01/2011 to 12/31/2011	$10.30	$10.95	362
01/01/2012 to 12/31/2012	$10.95	$11.73	314
01/01/2013 to 12/31/2013	$11.73	$16.33	163
01/01/2014 to 04/25/2014	$16.33	$16.09	0

Target Managed VIP Portfolio
01/01/2006 to 12/31/2006	$11.85	$12.94	13,278
01/01/2007 to 12/31/2007	$12.94	$13.87	13,273
01/01/2008 to 12/31/2008	$13.87	$7.49	3,288
01/01/2009 to 12/31/2009	$7.49	$8.29	826
01/01/2010 to 12/31/2010	$8.29	$9.66	687
01/01/2011 to 12/31/2011	$9.66	$9.30	82
01/01/2012 to 12/31/2012	$9.30	$10.29	65
01/01/2013 to 12/31/2013	$10.29	$13.68	83
01/01/2014 to 04/25/2014	$13.68	$13.58	0

The DOW DART 10 Portfolio
01/01/2006 to 12/31/2006	$9.90	$12.17	37
01/01/2007 to 12/31/2007	$12.17	$11.99	0
01/01/2008 to 12/31/2008	$11.99	$8.39	0
01/01/2009 to 12/31/2009	$8.39	$9.36	663
01/01/2010 to 12/31/2010	$9.36	$10.70	357
01/01/2011 to 12/31/2011	$10.70	$11.29	323
01/01/2012 to 12/31/2012	$11.29	$12.24	315
01/01/2013 to 12/31/2013	$12.24	$15.68	297
01/01/2014 to 04/25/2014	$15.68	$15.41	0

The DOW Target Dividend Portfolio
01/01/2006 to 12/31/2006	$9.73	$11.25	0
01/01/2007 to 12/31/2007	$11.25	$11.14	0
01/01/2008 to 12/31/2008	$11.14	$6.48	841
01/01/2009 to 12/31/2009	$6.48	$7.24	7,821
01/01/2010 to 12/31/2010	$7.24	$8.26	1,000
01/01/2011 to 12/31/2011	$8.26	$8.57	851
01/01/2012 to 12/31/2012	$8.57	$8.86	2,310
01/01/2013 to 12/31/2013	$8.86	$11.12	625
01/01/2014 to 04/25/2014	$11.12	$11.48	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Value Line Target 25 Portfolio
06/30/2008* to 12/31/2008	$9.90	$4.54	0
01/01/2009 to 12/31/2009	$4.54	$4.76	0
01/01/2010 to 12/31/2010	$4.76	$6.08	0
01/01/2011 to 12/31/2011	$6.08	$4.48	0
01/01/2012 to 12/31/2012	$4.48	$5.32	0
01/01/2013 to 12/31/2013	$5.32	$6.85	0
01/01/2014 to 04/25/2014	$6.85	$7.30	0

Wells Fargo Advantage VT Equity Income
01/01/2006 to 12/31/2006	$12.04	$13.97	0
01/01/2007 to 12/31/2007	$13.97	$14.06	0
01/01/2008 to 12/31/2008	$14.06	$8.74	0
01/01/2009 to 12/31/2009	$8.74	$10.00	0
01/01/2010 to 07/16/2010	$10.00	$9.59	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.60	$13.99	4,650
01/01/2011 to 12/31/2011	$13.99	$11.95	5,298
01/01/2012 to 12/31/2012	$11.95	$13.30	2,504
01/01/2013 to 12/31/2013	$13.30	$15.61	1,565
01/01/2014 to 12/31/2014	$15.61	$14.47	2,161
01/01/2015 to 12/31/2015	$14.47	$14.50	1,607

Wells Fargo VT Intrinsic Value Fund - Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$9.59	$11.15	0
01/01/2011 to 12/31/2011	$11.15	$10.68	260
01/01/2012 to 12/31/2012	$10.68	$12.49	29
01/01/2013 to 12/31/2013	$12.49	$15.93	16
01/01/2014 to 12/31/2014	$15.93	$17.21	0
01/01/2015 to 12/31/2015	$17.21	$16.76	0

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.88	$14.95	3,585
01/01/2011 to 12/31/2011	$14.95	$13.85	2,342
01/01/2012 to 12/31/2012	$13.85	$16.37	3,084
01/01/2013 to 12/31/2013	$16.37	$22.48	1,009
01/01/2014 to 12/31/2014	$22.48	$22.90	1,101
01/01/2015 to 12/31/2015	$22.90	$22.79	585

Wells Fargo VT Small Cap Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.22	0
01/01/2011 to 12/31/2011	$12.22	$11.45	0
01/01/2012 to 12/31/2012	$11.45	$12.11	0
01/01/2013 to 12/31/2013	$12.11	$17.86	0
01/01/2014 to 12/31/2014	$17.86	$17.19	0
01/01/2015 to 12/31/2015	$17.19	$16.38	0

*	Denotes the start date of these sub-accounts

ASAP III

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps OR GRO Plus 2008 60 bps and HAV 40 bps (2.25%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
05/01/2009 to 12/31/2009	$10.01	$12.34	0
01/01/2010 to 12/31/2010	$12.34	$14.04	0
01/01/2011 to 12/31/2011	$14.04	$14.10	0
01/01/2012 to 12/31/2012	$14.10	$15.73	0
01/01/2013 to 12/31/2013	$15.73	$16.92	0
01/01/2014 to 12/31/2014	$16.92	$16.92	0
01/01/2015 to 12/31/2015	$16.92	$16.57	0

AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.77	$9.46	74,798,204
01/01/2010 to 12/31/2010	$9.46	$10.35	72,644,706
01/01/2011 to 12/31/2011	$10.35	$9.85	61,319,650
01/01/2012 to 12/31/2012	$9.85	$10.84	57,128,002
01/01/2013 to 12/31/2013	$10.84	$11.65	50,094,174
01/01/2014 to 12/31/2014	$11.65	$11.82	43,460,769
01/01/2015 to 12/31/2015	$11.82	$11.19	35,546,064

AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.78	$9.61	28,706,289
01/01/2010 to 12/31/2010	$9.61	$10.68	30,055,291
01/01/2011 to 12/31/2011	$10.68	$10.45	25,000,590
01/01/2012 to 12/31/2012	$10.45	$11.61	25,101,059
01/01/2013 to 12/31/2013	$11.61	$13.23	24,024,892
01/01/2014 to 12/31/2014	$13.23	$13.72	22,055,595
01/01/2015 to 12/31/2015	$13.72	$13.52	18,525,032

AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$6.13	$7.57	1,273,959
01/01/2010 to 12/31/2010	$7.57	$8.43	1,430,682
01/01/2011 to 12/31/2011	$8.43	$8.53	1,430,887
01/01/2012 to 05/04/2012	$8.53	$9.25	0

AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.08	$9.70	31,686,971
01/01/2010 to 12/31/2010	$9.70	$10.65	36,176,891
01/01/2011 to 12/31/2011	$10.65	$10.28	28,001,755
01/01/2012 to 12/31/2012	$10.28	$11.31	27,966,738
01/01/2013 to 12/31/2013	$11.31	$13.00	25,877,571
01/01/2014 to 12/31/2014	$13.00	$13.54	22,829,372
01/01/2015 to 12/31/2015	$13.54	$13.30	18,611,099

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.13	780,622
01/01/2012 to 12/31/2012	$9.13	$9.99	1,253,385
01/01/2013 to 12/31/2013	$9.99	$10.82	1,726,168
01/01/2014 to 12/31/2014	$10.82	$11.09	1,570,720
01/01/2015 to 12/31/2015	$11.09	$10.52	1,447,431

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.46	529,724
01/01/2014 to 12/31/2014	$10.46	$10.59	518,143
01/01/2015 to 12/31/2015	$10.59	$10.38	563,566

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$12.43	$13.02	7,445,388
01/01/2010 to 12/31/2010	$13.02	$13.23	7,123,302
01/01/2011 to 12/31/2011	$13.23	$13.22	5,625,465
01/01/2012 to 12/31/2012	$13.22	$13.53	5,727,313
01/01/2013 to 12/31/2013	$13.53	$12.94	5,935,675
01/01/2014 to 12/31/2014	$12.94	$12.63	5,489,212
01/01/2015 to 12/31/2015	$12.63	$12.41	3,496,883

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$13.86	$15.32	10,035,432
01/01/2010 to 12/31/2010	$15.32	$16.13	11,515,430
01/01/2011 to 12/31/2011	$16.13	$16.27	8,611,634
01/01/2012 to 12/31/2012	$16.27	$17.39	8,501,917
01/01/2013 to 12/31/2013	$17.39	$16.68	7,966,223
01/01/2014 to 12/31/2014	$16.68	$17.00	6,878,242
01/01/2015 to 12/31/2015	$17.00	$16.27	5,589,579

AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$10.94	$10.96	1,375,798
01/01/2010 to 12/31/2010	$10.96	$11.71	1,085,813
01/01/2011 to 12/31/2011	$11.71	$12.18	1,057,536
01/01/2012 to 12/31/2012	$12.18	$12.27	878,447
01/01/2013 to 12/31/2013	$12.27	$11.95	424,824
01/01/2014 to 12/31/2014	$11.95	$11.67	356,612
01/01/2015 to 12/31/2015	$11.67	$11.37	0

AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.67	$9.34	301,692
01/01/2010 to 12/31/2010	$9.34	$10.09	1,956,001
01/01/2011 to 12/31/2011	$10.09	$10.81	5,687,758
01/01/2012 to 12/31/2012	$10.81	$11.01	2,714,415
01/01/2013 to 12/31/2013	$11.01	$10.69	806,728
01/01/2014 to 12/31/2014	$10.69	$10.50	427,276
01/01/2015 to 12/31/2015	$10.50	$10.24	801,336

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.71	5,765,075
01/01/2011 to 12/31/2011	$10.71	$11.67	16,283,905
01/01/2012 to 12/31/2012	$11.67	$11.99	8,777,912
01/01/2013 to 12/31/2013	$11.99	$11.48	2,697,907
01/01/2014 to 12/31/2014	$11.48	$11.38	1,375,230
01/01/2015 to 12/31/2015	$11.38	$11.14	1,386,039

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$11.30	$11.01	648,900
01/01/2010 to 12/31/2010	$11.01	$11.96	380,587
01/01/2011 to 12/31/2011	$11.96	$13.28	18,091,824
01/01/2012 to 12/31/2012	$13.28	$13.72	11,790,403
01/01/2013 to 12/31/2013	$13.72	$12.99	4,617,331
01/01/2014 to 12/31/2014	$12.99	$13.04	2,404,974
01/01/2015 to 12/31/2015	$13.04	$12.85	1,756,047

AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$11.26	$10.87	975,406
01/01/2010 to 12/31/2010	$10.87	$11.84	825,635
01/01/2011 to 12/31/2011	$11.84	$13.42	493,191
01/01/2012 to 12/31/2012	$13.42	$13.88	5,116,240
01/01/2013 to 12/31/2013	$13.88	$12.92	2,901,825
01/01/2014 to 12/31/2014	$12.92	$13.16	1,609,704
01/01/2015 to 12/31/2015	$13.16	$13.01	1,377,772

AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.36	$8.75	23,608
01/01/2010 to 12/31/2010	$8.75	$9.56	1,680,903
01/01/2011 to 12/31/2011	$9.56	$11.10	404,480
01/01/2012 to 12/31/2012	$11.10	$11.53	92,420
01/01/2013 to 12/31/2013	$11.53	$10.54	7,694,304
01/01/2014 to 12/31/2014	$10.54	$10.93	4,819,894
01/01/2015 to 12/31/2015	$10.93	$10.85	4,640,460

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.96	1,406,400
01/01/2011 to 12/31/2011	$10.96	$12.89	16,469,682
01/01/2012 to 12/31/2012	$12.89	$13.45	7,323,210
01/01/2013 to 12/31/2013	$13.45	$12.23	927,728
01/01/2014 to 12/31/2014	$12.23	$12.87	6,633,381
01/01/2015 to 12/31/2015	$12.87	$12.81	6,833,648

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.97	6,285,340
01/01/2012 to 12/31/2012	$11.97	$12.38	9,408,401
01/01/2013 to 12/31/2013	$12.38	$10.92	1,386,073
01/01/2014 to 12/31/2014	$10.92	$11.78	837,634
01/01/2015 to 12/31/2015	$11.78	$11.76	5,222,668

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.35	3,237,048
01/01/2013 to 12/31/2013	$10.35	$9.09	14,801,913
01/01/2014 to 12/31/2014	$9.09	$10.00	4,961,244
01/01/2015 to 12/31/2015	$10.00	$10.04	1,040,932

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.71	6,630,745
01/01/2014 to 12/31/2014	$8.71	$9.76	5,457,145
01/01/2015 to 12/31/2015	$9.76	$9.81	234,639

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.25	2,355,714
01/01/2015 to 12/31/2015	$11.25	$11.22	11,698,029

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.89	2,690,626

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14	$10.29	1,947
01/01/2010 to 12/31/2010	$10.29	$11.44	69,387
01/01/2011 to 12/31/2011	$11.44	$10.53	160,188
01/01/2012 to 12/31/2012	$10.53	$11.65	180,219
01/01/2013 to 12/31/2013	$11.65	$14.97	162,864
01/01/2014 to 12/31/2014	$14.97	$16.14	118,959
01/01/2015 to 12/31/2015	$16.14	$15.02	41,861

AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.58	$9.29	102,077,908
01/01/2010 to 12/31/2010	$9.29	$10.29	101,267,042
01/01/2011 to 12/31/2011	$10.29	$9.82	83,369,592
01/01/2012 to 12/31/2012	$9.82	$10.91	79,395,120
01/01/2013 to 12/31/2013	$10.91	$13.09	79,105,525
01/01/2014 to 12/31/2014	$13.09	$13.69	73,075,410
01/01/2015 to 12/31/2015	$13.69	$13.45	61,297,367

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.60	26,928
01/01/2014 to 12/31/2014	$11.60	$12.88	71,443
01/01/2015 to 12/31/2015	$12.88	$12.14	63,048

AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.00	$13.57	335,750
01/01/2010 to 12/31/2010	$13.57	$17.07	391,589
01/01/2011 to 12/31/2011	$17.07	$17.79	219,652
01/01/2012 to 12/31/2012	$17.79	$20.05	251,456
01/01/2013 to 12/31/2013	$20.05	$20.22	222,435
01/01/2014 to 12/31/2014	$20.22	$25.87	175,435
01/01/2015 to 12/31/2015	$25.87	$26.51	137,109

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.65	1,227,792
01/01/2014 to 12/31/2014	$9.65	$9.91	1,161,468
01/01/2015 to 12/31/2015	$9.91	$9.68	1,775,220

AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.07	$8.43	2,259,311
01/01/2010 to 12/31/2010	$8.43	$9.33	2,753,772
01/01/2011 to 12/31/2011	$9.33	$8.90	2,749,169
01/01/2012 to 12/31/2012	$8.90	$9.88	2,841,155
01/01/2013 to 12/31/2013	$9.88	$11.52	2,926,848
01/01/2014 to 12/31/2014	$11.52	$11.90	2,955,822
01/01/2015 to 10/16/2015	$11.90	$11.82	0

AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.06	$8.66	25,641,694
01/01/2010 to 12/31/2010	$8.66	$9.68	27,635,371
01/01/2011 to 12/31/2011	$9.68	$9.32	23,184,216
01/01/2012 to 12/31/2012	$9.32	$10.08	21,922,626
01/01/2013 to 12/31/2013	$10.08	$11.31	19,964,859
01/01/2014 to 12/31/2014	$11.31	$11.40	16,669,866
01/01/2015 to 12/31/2015	$11.40	$11.26	14,014,163

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.70	5,517,070
01/01/2013 to 12/31/2013	$10.70	$13.02	4,684,854
01/01/2014 to 12/31/2014	$13.02	$13.14	3,877,592
01/01/2015 to 10/16/2015	$13.14	$12.52	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.77	1,637,390
01/01/2014 to 12/31/2014	$10.77	$10.80	2,253,877
01/01/2015 to 10/16/2015	$10.80	$10.26	0

AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.70	$8.05	70,669
01/01/2010 to 12/31/2010	$8.05	$9.46	218,068
01/01/2011 to 12/31/2011	$9.46	$8.78	99,905
01/01/2012 to 12/31/2012	$8.78	$10.88	126,250
01/01/2013 to 12/31/2013	$10.88	$11.10	140,444
01/01/2014 to 12/31/2014	$11.10	$12.36	98,667
01/01/2015 to 12/31/2015	$12.36	$12.07	60,233

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$3.61	$4.60	1,703,399
01/01/2010 to 12/31/2010	$4.60	$4.96	1,214,669
01/01/2011 to 12/31/2011	$4.96	$4.66	690,992
01/01/2012 to 12/31/2012	$4.66	$5.46	720,641
01/01/2013 to 12/31/2013	$5.46	$6.92	665,729
01/01/2014 to 02/07/2014	$6.92	$6.80	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.26	$8.74	14,472,445
01/01/2010 to 12/31/2010	$8.74	$9.64	13,447,482
01/01/2011 to 12/31/2011	$9.64	$8.90	11,688,804
01/01/2012 to 12/31/2012	$8.90	$10.41	10,262,995
01/01/2013 to 12/31/2013	$10.41	$13.60	8,689,937
01/01/2014 to 12/31/2014	$13.60	$15.03	7,139,424
01/01/2015 to 12/31/2015	$15.03	$14.02	6,343,609

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$3.49	$4.68	4,863,161
01/01/2010 to 12/31/2010	$4.68	$5.48	5,034,524
01/01/2011 to 12/31/2011	$5.48	$5.19	3,140,160
01/01/2012 to 12/31/2012	$5.19	$6.07	3,004,326
01/01/2013 to 12/31/2013	$6.07	$7.85	2,696,246
01/01/2014 to 12/31/2014	$7.85	$8.56	2,236,250
01/01/2015 to 12/31/2015	$8.56	$7.89	3,649,291

AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.69	$9.08	4,079,583
01/01/2010 to 12/31/2010	$9.08	$9.91	4,803,274
01/01/2011 to 12/31/2011	$9.91	$9.63	3,645,383
01/01/2012 to 12/31/2012	$9.63	$10.37	3,718,760
01/01/2013 to 12/31/2013	$10.37	$11.13	3,112,862
01/01/2014 to 12/31/2014	$11.13	$11.32	2,777,468
01/01/2015 to 12/31/2015	$11.32	$10.97	2,580,058

AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$14.83	$18.99	152,310
01/01/2010 to 12/31/2010	$18.99	$23.53	278,005
01/01/2011 to 12/31/2011	$23.53	$23.30	145,006
01/01/2012 to 12/31/2012	$23.30	$26.35	152,708
01/01/2013 to 12/31/2013	$26.35	$35.75	270,835
01/01/2014 to 12/31/2014	$35.75	$37.46	362,203
01/01/2015 to 12/31/2015	$37.46	$34.61	260,693

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.57	$9.55	955,597
01/01/2010 to 12/31/2010	$9.55	$10.50	2,241,213
01/01/2011 to 12/31/2011	$10.50	$10.21	930,254
01/01/2012 to 12/31/2012	$10.21	$11.32	944,041
01/01/2013 to 12/31/2013	$11.32	$14.89	723,861
01/01/2014 to 12/31/2014	$14.89	$14.78	586,897
01/01/2015 to 12/31/2015	$14.78	$13.57	434,041

AST High Yield Portfolio
05/01/2009 to 12/31/2009	$9.50	$11.85	795,835
01/01/2010 to 12/31/2010	$11.85	$13.15	1,105,972
01/01/2011 to 12/31/2011	$13.15	$13.26	726,173
01/01/2012 to 12/31/2012	$13.26	$14.76	739,423
01/01/2013 to 12/31/2013	$14.76	$15.47	468,596
01/01/2014 to 12/31/2014	$15.47	$15.50	325,221
01/01/2015 to 12/31/2015	$15.50	$14.62	240,183

AST International Growth Portfolio
05/01/2009 to 12/31/2009	$12.15	$15.87	5,162,536
01/01/2010 to 12/31/2010	$15.87	$17.76	5,317,631
01/01/2011 to 12/31/2011	$17.76	$15.12	4,477,136
01/01/2012 to 12/31/2012	$15.12	$17.79	3,891,676
01/01/2013 to 12/31/2013	$17.79	$20.70	3,800,682
01/01/2014 to 12/31/2014	$20.70	$19.12	3,578,372
01/01/2015 to 12/31/2015	$19.12	$19.28	2,103,579

AST International Value Portfolio
05/01/2009 to 12/31/2009	$5.76	$7.44	2,910,615
01/01/2010 to 12/31/2010	$7.44	$8.08	2,881,182
01/01/2011 to 12/31/2011	$8.08	$6.91	2,224,758
01/01/2012 to 12/31/2012	$6.91	$7.88	2,382,592
01/01/2013 to 12/31/2013	$7.88	$9.20	2,248,809
01/01/2014 to 12/31/2014	$9.20	$8.39	2,071,047
01/01/2015 to 12/31/2015	$8.39	$8.27	1,892,132

AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$10.93	$11.86	315,474
01/01/2010 to 12/31/2010	$11.86	$12.85	158,509
01/01/2011 to 12/31/2011	$12.85	$14.13	1,389,924
01/01/2012 to 12/31/2012	$14.13	$15.11	740,615
01/01/2013 to 12/31/2013	$15.11	$14.30	401,220
01/01/2014 to 12/31/2014	$14.30	$14.92	369,385
01/01/2015 to 12/31/2015	$14.92	$14.75	868,724

AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.01	$8.54	2,955,116
01/01/2010 to 12/31/2010	$8.54	$9.50	4,214,114
01/01/2011 to 12/31/2011	$9.50	$9.23	4,056,199
01/01/2012 to 12/31/2012	$9.23	$10.25	3,777,976
01/01/2013 to 12/31/2013	$10.25	$11.65	3,647,582
01/01/2014 to 12/31/2014	$11.65	$12.12	3,110,763
01/01/2015 to 12/31/2015	$12.12	$11.72	2,628,174

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$6.22	$8.34	1,395,597
01/01/2010 to 12/31/2010	$8.34	$8.74	1,243,521
01/01/2011 to 12/31/2011	$8.74	$7.76	828,367
01/01/2012 to 12/31/2012	$7.76	$9.25	957,141
01/01/2013 to 12/31/2013	$9.25	$10.43	725,002
01/01/2014 to 12/31/2014	$10.43	$9.54	635,427
01/01/2015 to 12/31/2015	$9.54	$9.07	411,043

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$8.57	$9.91	16,862,953
01/01/2010 to 12/31/2010	$9.91	$10.39	14,390,403
01/01/2011 to 12/31/2011	$10.39	$10.18	11,488,876
01/01/2012 to 12/31/2012	$10.18	$11.02	11,036,008
01/01/2013 to 12/31/2013	$11.02	$11.96	9,644,359
01/01/2014 to 12/31/2014	$11.96	$12.33	8,597,748
01/01/2015 to 12/31/2015	$12.33	$12.03	7,147,756

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.28	2,718
01/01/2010 to 12/31/2010	$10.28	$11.19	66,303
01/01/2011 to 12/31/2011	$11.19	$11.01	59,147
01/01/2012 to 12/31/2012	$11.01	$12.40	88,918
01/01/2013 to 12/31/2013	$12.40	$16.54	83,391
01/01/2014 to 12/31/2014	$16.54	$17.70	50,039
01/01/2015 to 12/31/2015	$17.70	$19.15	38,909

AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$5.90	$7.46	5,641,907
01/01/2010 to 12/31/2010	$7.46	$8.25	5,357,208
01/01/2011 to 12/31/2011	$8.25	$7.73	4,506,463
01/01/2012 to 12/31/2012	$7.73	$8.83	4,545,454
01/01/2013 to 12/31/2013	$8.83	$12.07	4,488,390
01/01/2014 to 12/31/2014	$12.07	$13.42	3,896,707
01/01/2015 to 12/31/2015	$13.42	$12.09	2,887,412

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.24	$7.92	19,929,998
01/01/2010 to 12/31/2010	$7.92	$9.28	19,072,610
01/01/2011 to 12/31/2011	$9.28	$8.99	15,345,638
01/01/2012 to 12/31/2012	$8.99	$9.86	13,995,736
01/01/2013 to 12/31/2013	$9.86	$13.17	11,607,162
01/01/2014 to 12/31/2014	$13.17	$14.23	10,090,656
01/01/2015 to 12/31/2015	$14.23	$15.31	6,066,819

AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$11.00	$13.23	2,831,230
01/01/2010 to 12/31/2010	$13.23	$14.66	2,484,757
01/01/2011 to 12/31/2011	$14.66	$15.79	2,014,193
01/01/2012 to 12/31/2012	$15.79	$16.35	1,924,443
01/01/2013 to 12/31/2013	$16.35	$15.66	1,980,114
01/01/2014 to 12/31/2014	$15.66	$16.29	1,664,389
01/01/2015 to 12/31/2015	$16.29	$15.83	975,665

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$8.96	$11.88	567,835
01/01/2010 to 12/31/2010	$11.88	$13.01	483,477
01/01/2011 to 12/31/2011	$13.01	$12.32	303,934
01/01/2012 to 12/31/2012	$12.32	$14.82	422,214
01/01/2013 to 12/31/2013	$14.82	$18.49	1,295,919
01/01/2014 to 12/31/2014	$18.49	$18.73	1,511,472
01/01/2015 to 12/31/2015	$18.73	$18.04	1,298,354

AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$5.26	$6.37	2,663,189
01/01/2010 to 12/31/2010	$6.37	$7.02	2,436,368
01/01/2011 to 12/31/2011	$7.02	$6.82	2,244,120
01/01/2012 to 12/31/2012	$6.82	$7.81	2,554,207
01/01/2013 to 12/31/2013	$7.81	$10.44	1,927,045
01/01/2014 to 12/31/2014	$10.44	$11.09	1,693,296
01/01/2015 to 12/31/2015	$11.09	$11.62	1,101,246

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.17	2,038
01/01/2013 to 12/31/2013	$10.17	$13.38	77,680
01/01/2014 to 12/31/2014	$13.38	$14.41	67,044
01/01/2015 to 12/31/2015	$14.41	$13.99	187,407

AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.99	$10.58	511,219
01/01/2010 to 12/31/2010	$10.58	$12.78	1,099,827
01/01/2011 to 12/31/2011	$12.78	$12.06	585,815
01/01/2012 to 12/31/2012	$12.06	$13.96	602,157
01/01/2013 to 12/31/2013	$13.96	$18.07	542,756
01/01/2014 to 12/31/2014	$18.07	$20.31	399,163
01/01/2015 to 12/31/2015	$20.31	$18.54	197,101

AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.47	$10.32	3,829,439
01/01/2010 to 12/31/2010	$10.32	$10.09	3,509,980
01/01/2011 to 12/31/2011	$10.09	$9.86	2,513,603
01/01/2012 to 12/31/2012	$9.86	$9.64	1,652,100
01/01/2013 to 12/31/2013	$9.64	$9.43	856,838
01/01/2014 to 12/31/2014	$9.43	$9.21	693,229
01/01/2015 to 12/31/2015	$9.21	$9.01	369,983

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.06	4,165
01/01/2012 to 12/31/2012	$10.06	$10.31	329,733
01/01/2013 to 12/31/2013	$10.31	$9.80	118,330
01/01/2014 to 12/31/2014	$9.80	$10.07	56,673
01/01/2015 to 10/16/2015	$10.07	$9.99	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$5.73	$7.09	649,456
01/01/2010 to 12/31/2010	$7.09	$8.92	978,075
01/01/2011 to 12/31/2011	$8.92	$8.87	702,733
01/01/2012 to 12/31/2012	$8.87	$9.74	851,665
01/01/2013 to 12/31/2013	$9.74	$12.63	1,608,579
01/01/2014 to 12/31/2014	$12.63	$13.32	1,792,573
01/01/2015 to 10/16/2015	$13.32	$13.60	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$4.71	$5.71	232,172
01/01/2010 to 12/31/2010	$5.71	$6.71	304,468
01/01/2011 to 04/29/2011	$6.71	$7.51	0

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.97	$14.84	2,033,956
01/01/2010 to 12/31/2010	$14.84	$17.90	1,807,620
01/01/2011 to 12/31/2011	$17.90	$17.07	1,391,570
01/01/2012 to 12/31/2012	$17.07	$19.54	1,265,150
01/01/2013 to 12/31/2013	$19.54	$27.12	1,148,147
01/01/2014 to 12/31/2014	$27.12	$30.29	907,394
01/01/2015 to 12/31/2015	$30.29	$27.94	510,649

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.28	1,342,661
01/01/2013 to 12/31/2013	$10.28	$11.95	1,330,658
01/01/2014 to 12/31/2014	$11.95	$12.28	1,249,904
01/01/2015 to 12/31/2015	$12.28	$11.86	1,054,991

AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.16	$9.05	557,293
01/01/2010 to 12/31/2010	$9.05	$10.81	1,043,494
01/01/2011 to 12/31/2011	$10.81	$8.43	371,919
01/01/2012 to 12/31/2012	$8.43	$9.71	363,440
01/01/2013 to 12/31/2013	$9.71	$9.52	245,395
01/01/2014 to 12/31/2014	$9.52	$8.87	242,536
01/01/2015 to 12/31/2015	$8.87	$7.22	123,385

AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.98	$10.39	39,603,313
01/01/2010 to 12/31/2010	$10.39	$11.23	43,592,221
01/01/2011 to 12/31/2011	$11.23	$11.09	40,512,789
01/01/2012 to 12/31/2012	$11.09	$11.96	38,896,095
01/01/2013 to 12/31/2013	$11.96	$12.77	28,415,848
01/01/2014 to 12/31/2014	$12.77	$13.20	24,934,568
01/01/2015 to 12/31/2015	$13.20	$12.92	20,064,346

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.06	354,554
01/01/2012 to 12/31/2012	$10.06	$10.53	87,533
01/01/2013 to 12/31/2013	$10.53	$10.06	108,451
01/01/2014 to 12/31/2014	$10.06	$10.43	141,348
01/01/2015 to 12/31/2015	$10.43	$10.16	128,461

AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.67	$8.11	33,343,551
01/01/2010 to 12/31/2010	$8.11	$9.43	36,130,309
01/01/2011 to 12/31/2011	$9.43	$8.65	29,569,330
01/01/2012 to 12/31/2012	$8.65	$9.54	28,016,813
01/01/2013 to 12/31/2013	$9.54	$10.92	25,282,194
01/01/2014 to 12/31/2014	$10.92	$11.65	23,806,304
01/01/2015 to 12/31/2015	$11.65	$11.32	23,081,260

AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$5.36	$6.80	393,269
01/01/2010 to 12/31/2010	$6.80	$7.65	483,015
01/01/2011 to 12/31/2011	$7.65	$7.74	442,995
01/01/2012 to 12/31/2012	$7.74	$8.99	570,731
01/01/2013 to 12/31/2013	$8.99	$11.63	406,718
01/01/2014 to 12/31/2014	$11.63	$13.33	334,672
01/01/2015 to 12/31/2015	$13.33	$13.43	261,184

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.86	29,403
01/01/2012 to 12/31/2012	$8.86	$9.80	248,767
01/01/2013 to 12/31/2013	$9.80	$11.73	444,569
01/01/2014 to 12/31/2014	$11.73	$12.21	333,965
01/01/2015 to 12/31/2015	$12.21	$11.95	274,265

AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.21	$8.57	3,975,651
01/01/2010 to 12/31/2010	$8.57	$9.37	5,406,914
01/01/2011 to 12/31/2011	$9.37	$9.00	4,727,624
01/01/2012 to 12/31/2012	$9.00	$9.70	4,685,920
01/01/2013 to 12/31/2013	$9.70	$10.66	3,760,110
01/01/2014 to 12/31/2014	$10.66	$10.95	3,483,272
01/01/2015 to 12/31/2015	$10.95	$10.69	4,191,459

AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$7.36	$9.03	3,018,362
01/01/2010 to 12/31/2010	$9.03	$10.09	4,112,813
01/01/2011 to 12/31/2011	$10.09	$9.63	3,677,069
01/01/2012 to 12/31/2012	$9.63	$10.91	4,089,262
01/01/2013 to 12/31/2013	$10.91	$12.59	4,474,896
01/01/2014 to 12/31/2014	$12.59	$12.97	4,166,302
01/01/2015 to 12/31/2015	$12.97	$12.61	7,339,700

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$8.14	$9.99	8,000,192
01/01/2010 to 12/31/2010	$9.99	$10.92	13,274,208
01/01/2011 to 12/31/2011	$10.92	$10.32	9,628,538
01/01/2012 to 12/31/2012	$10.32	$11.21	9,469,366
01/01/2013 to 12/31/2013	$11.21	$12.53	7,377,022
01/01/2014 to 12/31/2014	$12.53	$12.62	5,905,973
01/01/2015 to 10/16/2015	$12.62	$12.22	0

AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$6.79	$8.82	3,992,101
01/01/2010 to 12/31/2010	$8.82	$11.43	4,161,419
01/01/2011 to 12/31/2011	$11.43	$9.71	3,304,315
01/01/2012 to 12/31/2012	$9.71	$11.39	2,853,534
01/01/2013 to 12/31/2013	$11.39	$15.68	2,397,251
01/01/2014 to 12/31/2014	$15.68	$16.09	2,091,369
01/01/2015 to 12/31/2015	$16.09	$15.94	1,240,688

AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$11.10	$14.55	668,952
01/01/2010 to 12/31/2010	$14.55	$19.41	917,014
01/01/2011 to 12/31/2011	$19.41	$18.79	589,865
01/01/2012 to 12/31/2012	$18.79	$20.60	573,869
01/01/2013 to 12/31/2013	$20.60	$27.22	508,770
01/01/2014 to 12/31/2014	$27.22	$27.62	407,639
01/01/2015 to 12/31/2015	$27.62	$27.21	315,024

AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$11.79	$15.28	3,254,555
01/01/2010 to 12/31/2010	$15.28	$18.82	3,434,943
01/01/2011 to 12/31/2011	$18.82	$17.29	2,484,653
01/01/2012 to 12/31/2012	$17.29	$19.98	2,219,180
01/01/2013 to 12/31/2013	$19.98	$26.83	1,906,166
01/01/2014 to 12/31/2014	$26.83	$27.61	1,632,713
01/01/2015 to 12/31/2015	$27.61	$25.82	1,085,073

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$9.68	$11.69	11,957,974
01/01/2010 to 12/31/2010	$11.69	$12.75	13,631,064
01/01/2011 to 12/31/2011	$12.75	$12.71	12,152,747
01/01/2012 to 12/31/2012	$12.71	$14.10	13,448,271
01/01/2013 to 12/31/2013	$14.10	$16.10	14,623,778
01/01/2014 to 12/31/2014	$16.10	$16.67	13,796,133
01/01/2015 to 12/31/2015	$16.67	$16.30	13,278,474

AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$7.35	$9.38	3,819,071
01/01/2010 to 12/31/2010	$9.38	$10.38	3,742,939
01/01/2011 to 12/31/2011	$10.38	$9.98	3,116,748
01/01/2012 to 12/31/2012	$9.98	$11.44	3,429,042
01/01/2013 to 12/31/2013	$11.44	$14.50	3,074,463
01/01/2014 to 12/31/2014	$14.50	$15.23	2,661,058
01/01/2015 to 10/16/2015	$15.23	$14.05	0

AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$4.86	$6.40	9,157,180
01/01/2010 to 12/31/2010	$6.40	$7.24	8,869,616
01/01/2011 to 12/31/2011	$7.24	$6.96	6,383,742
01/01/2012 to 12/31/2012	$6.96	$8.00	5,841,181
01/01/2013 to 12/31/2013	$8.00	$11.27	6,683,387
01/01/2014 to 12/31/2014	$11.27	$11.93	6,037,079
01/01/2015 to 12/31/2015	$11.93	$12.78	4,752,130

AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$15.40	$20.54	479,835
01/01/2010 to 12/31/2010	$20.54	$24.18	624,332
01/01/2011 to 12/31/2011	$24.18	$20.11	353,699
01/01/2012 to 12/31/2012	$20.11	$20.37	293,997
01/01/2013 to 12/31/2013	$20.37	$22.98	181,940
01/01/2014 to 12/31/2014	$22.98	$20.58	153,441
01/01/2015 to 12/31/2015	$20.58	$16.24	80,946

AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$13.79	$15.27	2,184,589
01/01/2010 to 12/31/2010	$15.27	$15.78	2,318,146
01/01/2011 to 12/31/2011	$15.78	$16.06	1,633,647
01/01/2012 to 12/31/2012	$16.06	$16.52	1,630,360
01/01/2013 to 12/31/2013	$16.52	$15.54	1,781,434
01/01/2014 to 12/31/2014	$15.54	$15.28	1,590,303
01/01/2015 to 12/31/2015	$15.28	$14.25	874,427

AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.76	$8.56	1,598,005
01/01/2010 to 12/31/2010	$8.56	$9.60	1,997,421
01/01/2011 to 12/31/2011	$9.60	$9.06	1,672,695
01/01/2012 to 12/31/2012	$9.06	$9.83	2,234,971
01/01/2013 to 12/31/2013	$9.83	$11.58	3,669,386
01/01/2014 to 12/31/2014	$11.58	$11.94	4,145,886
01/01/2015 to 12/31/2015	$11.94	$11.60	3,684,238

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.37	$10.08	3,504,626
01/01/2010 to 12/31/2010	$10.08	$10.62	5,328,912
01/01/2011 to 12/31/2011	$10.62	$11.01	3,326,989
01/01/2012 to 12/31/2012	$11.01	$11.61	3,229,309
01/01/2013 to 12/31/2013	$11.61	$11.18	4,743,456
01/01/2014 to 12/31/2014	$11.18	$11.71	4,701,504
01/01/2015 to 12/31/2015	$11.71	$11.59	3,770,755

Evergreen VA Growth Fund
05/01/2009 to 12/31/2009	$8.40	$10.55	18,055
01/01/2010 to 07/16/2010	$10.55	$10.30	0

Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$9.74	$12.33	94,271
01/01/2010 to 07/16/2010	$12.33	$11.68	0

Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$8.35	$10.83	50,099
01/01/2010 to 07/16/2010	$10.83	$10.09	0

First Trust Target Focus Four Portfolio
05/01/2009 to 12/31/2009	$5.83	$7.66	69,420
01/01/2010 to 12/31/2010	$7.66	$8.90	69,413
01/01/2011 to 12/31/2011	$8.90	$7.75	21,359
01/01/2012 to 12/31/2012	$7.75	$8.63	29,699
01/01/2013 to 12/31/2013	$8.63	$11.06	9,424
01/01/2014 to 04/25/2014	$11.06	$11.38	0

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$6.61	$8.41	4,989,742
01/01/2010 to 12/31/2010	$8.41	$9.06	8,310,248
01/01/2011 to 12/31/2011	$9.06	$8.71	5,866,214
01/01/2012 to 09/21/2012	$8.71	$9.72	0

Global Dividend Target 15 Portfolio
05/01/2009 to 12/31/2009	$10.21	$14.69	91,281
01/01/2010 to 12/31/2010	$14.69	$15.76	65,815
01/01/2011 to 12/31/2011	$15.76	$14.25	31,729
01/01/2012 to 12/31/2012	$14.25	$17.46	41,689
01/01/2013 to 12/31/2013	$17.46	$19.52	22,543
01/01/2014 to 04/25/2014	$19.52	$19.07	0

Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.14	17,087
01/01/2012 to 04/27/2012	$8.14	$9.20	0

Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.08	26,832
01/01/2012 to 12/31/2012	$9.08	$10.54	22,517
01/01/2013 to 12/31/2013	$10.54	$13.50	58,273
01/01/2014 to 12/31/2014	$13.50	$14.89	33,109
01/01/2015 to 12/31/2015	$14.89	$14.86	23,878

Invesco V.I. Dynamics Fund - Series I
05/01/2009 to 12/31/2009	$8.49	$11.11	78,524
01/01/2010 to 12/31/2010	$11.11	$13.44	116,965
01/01/2011 to 04/29/2011	$13.44	$14.94	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Financial Services Fund - Series I
05/01/2009 to 12/31/2009	$3.52	$4.92	237,725
01/01/2010 to 12/31/2010	$4.92	$5.30	153,812
01/01/2011 to 04/29/2011	$5.30	$5.58	0

Invesco V.I. Global Health Care Fund - Series I
05/01/2009 to 12/31/2009	$9.23	$11.81	37,731
01/01/2010 to 12/31/2010	$11.81	$12.16	40,741
01/01/2011 to 12/31/2011	$12.16	$12.36	13,976
01/01/2012 to 12/31/2012	$12.36	$14.60	18,372
01/01/2013 to 12/31/2013	$14.60	$20.06	10,123
01/01/2014 to 12/31/2014	$20.06	$23.47	11,326
01/01/2015 to 12/31/2015	$23.47	$23.66	6,354

Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.73	17,085
01/01/2013 to 12/31/2013	$9.73	$13.03	9,944
01/01/2014 to 12/31/2014	$13.03	$13.76	14,900
01/01/2015 to 12/31/2015	$13.76	$13.61	9,629

Invesco V.I. Technology Fund - Series I
05/01/2009 to 12/31/2009	$7.20	$9.54	0
01/01/2010 to 12/31/2010	$9.54	$11.31	0
01/01/2011 to 12/31/2011	$11.31	$10.50	0
01/01/2012 to 12/31/2012	$10.50	$11.42	0
01/01/2013 to 12/31/2013	$11.42	$13.97	0
01/01/2014 to 12/31/2014	$13.97	$15.16	0
01/01/2015 to 12/31/2015	$15.16	$15.83	0

NASDAQ Target 15 Portfolio
05/01/2009 to 12/31/2009	$5.86	$6.80	0
01/01/2010 to 12/31/2010	$6.80	$8.67	0
01/01/2011 to 12/31/2011	$8.67	$8.58	0
01/01/2012 to 12/31/2012	$8.58	$9.48	0
01/01/2013 to 12/31/2013	$9.48	$13.79	0
01/01/2014 to 04/25/2014	$13.79	$13.71	0

NVIT Developing Markets Fund
05/01/2009 to 12/31/2009	$13.79	$19.75	409,771
01/01/2010 to 12/31/2010	$19.75	$22.42	289,917
01/01/2011 to 12/31/2011	$22.42	$17.00	78,098
01/01/2012 to 12/31/2012	$17.00	$19.41	107,223
01/01/2013 to 12/31/2013	$19.41	$18.98	54,787
01/01/2014 to 12/31/2014	$18.98	$17.47	38,260
01/01/2015 to 12/31/2015	$17.47	$14.29	17,140

ProFund VP Asia 30
05/01/2009 to 12/31/2009	$12.30	$16.87	26,367
01/01/2010 to 12/31/2010	$16.87	$18.78	15,895
01/01/2011 to 12/31/2011	$18.78	$13.40	5,569
01/01/2012 to 12/31/2012	$13.40	$15.13	6,189
01/01/2013 to 12/31/2013	$15.13	$17.00	4,435
01/01/2014 to 12/31/2014	$17.00	$16.36	3,700
01/01/2015 to 12/31/2015	$16.36	$14.49	2,331

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Banks
05/01/2009 to 12/31/2009	$3.44	$4.40	87,174
01/01/2010 to 12/31/2010	$4.40	$4.66	21,120
01/01/2011 to 12/31/2011	$4.66	$3.34	3,321
01/01/2012 to 12/31/2012	$3.34	$4.35	8,877
01/01/2013 to 12/31/2013	$4.35	$5.68	5,826
01/01/2014 to 12/31/2014	$5.68	$6.13	1,249
01/01/2015 to 12/31/2015	$6.13	$5.96	903

ProFund VP Basic Materials
05/01/2009 to 12/31/2009	$9.62	$13.53	287,243
01/01/2010 to 12/31/2010	$13.53	$17.16	190,747
01/01/2011 to 12/31/2011	$17.16	$14.06	34,489
01/01/2012 to 12/31/2012	$14.06	$14.91	35,265
01/01/2013 to 12/31/2013	$14.91	$17.26	27,017
01/01/2014 to 12/31/2014	$17.26	$17.16	10,584
01/01/2015 to 12/31/2015	$17.16	$14.44	2,919

ProFund VP Bear
05/01/2009 to 12/31/2009	$9.15	$6.74	216,649
01/01/2010 to 12/31/2010	$6.74	$5.41	141,359
01/01/2011 to 12/31/2011	$5.41	$4.82	78,440
01/01/2012 to 12/31/2012	$4.82	$3.93	129,131
01/01/2013 to 12/31/2013	$3.93	$2.82	121,599
01/01/2014 to 12/31/2014	$2.82	$2.37	71,112
01/01/2015 to 12/31/2015	$2.37	$2.20	32,709

ProFund VP Bull
05/01/2009 to 12/31/2009	$7.48	$9.41	193,188
01/01/2010 to 12/31/2010	$9.41	$10.35	67,388
01/01/2011 to 12/31/2011	$10.35	$10.12	23,593
01/01/2012 to 12/31/2012	$10.12	$11.27	23,675
01/01/2013 to 12/31/2013	$11.27	$14.29	17,226
01/01/2014 to 12/31/2014	$14.29	$15.57	17,268
01/01/2015 to 12/31/2015	$15.57	$15.15	27,686

ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$8.74	$10.94	97,910
01/01/2010 to 12/31/2010	$10.94	$12.55	143,721
01/01/2011 to 12/31/2011	$12.55	$13.12	72,497
01/01/2012 to 12/31/2012	$13.12	$14.22	19,912
01/01/2013 to 12/31/2013	$14.22	$17.86	15,413
01/01/2014 to 12/31/2014	$17.86	$19.24	1,025
01/01/2015 to 12/31/2015	$19.24	$19.59	671

ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$6.79	$8.39	39,285
01/01/2010 to 12/31/2010	$8.39	$9.96	84,984
01/01/2011 to 12/31/2011	$9.96	$10.27	24,259
01/01/2012 to 12/31/2012	$10.27	$12.25	4,559
01/01/2013 to 12/31/2013	$12.25	$16.75	50,878
01/01/2014 to 12/31/2014	$16.75	$18.42	2,050
01/01/2015 to 12/31/2015	$18.42	$18.85	10,294

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Europe 30
05/01/2009 to 12/31/2009	$8.89	$11.92	56,609
01/01/2010 to 12/31/2010	$11.92	$11.96	25,208
01/01/2011 to 12/31/2011	$11.96	$10.65	6,306
01/01/2012 to 12/31/2012	$10.65	$12.14	12,720
01/01/2013 to 12/31/2013	$12.14	$14.44	5,078
01/01/2014 to 12/31/2014	$14.44	$12.89	3,419
01/01/2015 to 12/31/2015	$12.89	$11.23	3,345

ProFund VP Financials
05/01/2009 to 12/31/2009	$4.31	$5.64	70,455
01/01/2010 to 12/31/2010	$5.64	$6.12	79,596
01/01/2011 to 12/31/2011	$6.12	$5.15	22,265
01/01/2012 to 12/31/2012	$5.15	$6.28	53,853
01/01/2013 to 12/31/2013	$6.28	$8.11	83,810
01/01/2014 to 12/31/2014	$8.11	$8.95	20,822
01/01/2015 to 12/31/2015	$8.95	$8.62	20,574

ProFund VP Health Care
05/01/2009 to 12/31/2009	$7.99	$10.23	83,436
01/01/2010 to 12/31/2010	$10.23	$10.29	47,773
01/01/2011 to 12/31/2011	$10.29	$11.07	25,824
01/01/2012 to 12/31/2012	$11.07	$12.71	27,154
01/01/2013 to 12/31/2013	$12.71	$17.36	46,988
01/01/2014 to 12/31/2014	$17.36	$20.99	39,800
01/01/2015 to 12/31/2015	$20.99	$21.55	11,518

ProFund VP Industrials
05/01/2009 to 12/31/2009	$8.06	$10.17	28,892
01/01/2010 to 12/31/2010	$10.17	$12.31	39,786
01/01/2011 to 12/31/2011	$12.31	$11.82	44,914
01/01/2012 to 12/31/2012	$11.82	$13.37	67,805
01/01/2013 to 12/31/2013	$13.37	$18.07	56,816
01/01/2014 to 12/31/2014	$18.07	$18.64	29,303
01/01/2015 to 12/31/2015	$18.64	$17.60	4,826

ProFund VP Japan
05/01/2009 to 12/31/2009	$7.68	$8.53	9,402
01/01/2010 to 12/31/2010	$8.53	$7.79	9,430
01/01/2011 to 12/31/2011	$7.79	$6.21	3,365
01/01/2012 to 12/31/2012	$6.21	$7.46	12,912
01/01/2013 to 12/31/2013	$7.46	$10.81	10,998
01/01/2014 to 12/31/2014	$10.81	$10.90	1,482
01/01/2015 to 12/31/2015	$10.90	$11.28	1,191

ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$7.27	$9.11	462,335
01/01/2010 to 12/31/2010	$9.11	$10.08	42,967
01/01/2011 to 12/31/2011	$10.08	$10.16	70,694
01/01/2012 to 12/31/2012	$10.16	$11.20	4,243
01/01/2013 to 12/31/2013	$11.20	$14.30	31,006
01/01/2014 to 12/31/2014	$14.30	$15.79	89,009
01/01/2015 to 12/31/2015	$15.79	$16.01	37,686

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$6.37	$8.05	538,603
01/01/2010 to 12/31/2010	$8.05	$8.89	14,106
01/01/2011 to 12/31/2011	$8.89	$8.57	45,629
01/01/2012 to 12/31/2012	$8.57	$9.67	75,425
01/01/2013 to 12/31/2013	$9.67	$12.28	30,965
01/01/2014 to 12/31/2014	$12.28	$13.26	123,862
01/01/2015 to 12/31/2015	$13.26	$12.35	773

ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$8.58	$10.85	35,155
01/01/2010 to 12/31/2010	$10.85	$13.63	363,968
01/01/2011 to 12/31/2011	$13.63	$12.93	14,890
01/01/2012 to 12/31/2012	$12.93	$14.59	82,062
01/01/2013 to 12/31/2013	$14.59	$18.61	28,227
01/01/2014 to 12/31/2014	$18.61	$19.26	4,620
01/01/2015 to 12/31/2015	$19.26	$18.88	16,694

ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$8.71	$11.20	107,295
01/01/2010 to 12/31/2010	$11.20	$13.19	58,649
01/01/2011 to 12/31/2011	$13.19	$12.39	105,563
01/01/2012 to 12/31/2012	$12.39	$14.12	104,327
01/01/2013 to 12/31/2013	$14.12	$18.24	29,991
01/01/2014 to 12/31/2014	$18.24	$19.64	3,820
01/01/2015 to 12/31/2015	$19.64	$17.62	2,140

ProFund VP NASDAQ-100
05/01/2009 to 12/31/2009	$8.13	$10.58	76,174
01/01/2010 to 12/31/2010	$10.58	$12.23	37,417
01/01/2011 to 12/31/2011	$12.23	$12.13	12,206
01/01/2012 to 12/31/2012	$12.13	$13.78	7,936
01/01/2013 to 12/31/2013	$13.78	$18.09	7,576
01/01/2014 to 12/31/2014	$18.09	$20.69	6,354
01/01/2015 to 12/31/2015	$20.69	$21.74	5,377

ProFund VP Oil & Gas
05/01/2009 to 12/31/2009	$16.26	$18.82	88,952
01/01/2010 to 12/31/2010	$18.82	$21.66	66,859
01/01/2011 to 12/31/2011	$21.66	$21.65	38,693
01/01/2012 to 12/31/2012	$21.65	$21.78	38,369
01/01/2013 to 12/31/2013	$21.78	$26.41	26,670
01/01/2014 to 12/31/2014	$26.41	$23.01	12,130
01/01/2015 to 12/31/2015	$23.01	$17.24	4,966

ProFund VP Pharmaceuticals
05/01/2009 to 12/31/2009	$6.71	$8.75	53,535
01/01/2010 to 12/31/2010	$8.75	$8.59	5,412
01/01/2011 to 12/31/2011	$8.59	$9.75	7,787
01/01/2012 to 12/31/2012	$9.75	$10.66	3,042
01/01/2013 to 12/31/2013	$10.66	$13.72	2,144
01/01/2014 to 12/31/2014	$13.72	$16.01	1,648
01/01/2015 to 12/31/2015	$16.01	$16.34	696

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Precious Metals
05/01/2009 to 12/31/2009	$10.35	$14.13	113,280
01/01/2010 to 12/31/2010	$14.13	$18.36	125,495
01/01/2011 to 12/31/2011	$18.36	$14.50	69,676
01/01/2012 to 12/31/2012	$14.50	$12.11	63,838
01/01/2013 to 12/31/2013	$12.11	$7.34	39,940
01/01/2014 to 12/31/2014	$7.34	$5.47	17,612
01/01/2015 to 12/31/2015	$5.47	$3.59	11,948

ProFund VP Real Estate
05/01/2009 to 12/31/2009	$6.83	$9.96	43,586
01/01/2010 to 12/31/2010	$9.96	$12.14	37,888
01/01/2011 to 12/31/2011	$12.14	$12.43	11,950
01/01/2012 to 12/31/2012	$12.43	$14.23	12,758
01/01/2013 to 12/31/2013	$14.23	$13.92	10,809
01/01/2014 to 12/31/2014	$13.92	$17.02	5,569
01/01/2015 to 12/31/2015	$17.02	$16.69	18,552

ProFund VP Rising Rates Opportunity
05/01/2009 to 12/31/2009	$5.78	$5.85	152,859
01/01/2010 to 12/31/2010	$5.85	$4.80	209,469
01/01/2011 to 12/31/2011	$4.80	$2.93	80,708
01/01/2012 to 12/31/2012	$2.93	$2.67	83,113
01/01/2013 to 12/31/2013	$2.67	$3.04	49,382
01/01/2014 to 12/31/2014	$3.04	$2.07	33,234
01/01/2015 to 12/31/2015	$2.07	$1.99	25,837

ProFund VP Short NASDAQ-100
05/01/2009 to 12/31/2009	$8.01	$5.69	96,881
01/01/2010 to 12/31/2010	$5.69	$4.38	68,859
01/01/2011 to 12/31/2011	$4.38	$3.84	40,986
01/01/2012 to 12/31/2012	$3.84	$3.04	32,737
01/01/2013 to 12/31/2013	$3.04	$2.10	14,860
01/01/2014 to 12/31/2014	$2.10	$1.66	10,034
01/01/2015 to 12/31/2015	$1.66	$1.41	9,298

ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$8.79	$11.04	58,108
01/01/2010 to 12/31/2010	$11.04	$13.57	74,041
01/01/2011 to 12/31/2011	$13.57	$13.43	18,342
01/01/2012 to 12/31/2012	$13.43	$14.77	15,957
01/01/2013 to 12/31/2013	$14.77	$20.28	80,138
01/01/2014 to 12/31/2014	$20.28	$20.25	8,019
01/01/2015 to 12/31/2015	$20.25	$20.03	19,353

ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$8.50	$10.57	32,653
01/01/2010 to 12/31/2010	$10.57	$12.62	91,202
01/01/2011 to 12/31/2011	$12.62	$11.83	20,580
01/01/2012 to 12/31/2012	$11.83	$13.43	61,323
01/01/2013 to 12/31/2013	$13.43	$18.07	100,408
01/01/2014 to 12/31/2014	$18.07	$18.69	16,717
01/01/2015 to 12/31/2015	$18.69	$16.76	10,549

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$9.87	$10.70	12,742
01/01/2010 to 12/31/2010	$10.70	$12.10	41,695
01/01/2011 to 12/31/2011	$12.10	$12.05	8,234
01/01/2012 to 12/31/2012	$12.05	$13.72	59,339
01/01/2013 to 12/31/2013	$13.72	$15.03	3,968
01/01/2014 to 12/31/2014	$15.03	$14.78	3,685
01/01/2015 to 12/31/2015	$14.78	$14.66	1,050

ProFund VP U.S. Government Plus
05/01/2009 to 12/31/2009	$12.39	$11.14	54,783
01/01/2010 to 12/31/2010	$11.14	$11.99	15,725
01/01/2011 to 12/31/2011	$11.99	$16.82	15,972
01/01/2012 to 12/31/2012	$16.82	$16.61	4,122
01/01/2013 to 12/31/2013	$16.61	$13.13	2,836
01/01/2014 to 12/31/2014	$13.13	$17.50	2,556
01/01/2015 to 12/31/2015	$17.50	$16.15	934

ProFund VP UltraMid-Cap
05/01/2009 to 12/31/2009	$5.72	$9.21	112,783
01/01/2010 to 12/31/2010	$9.21	$13.48	90,655
01/01/2011 to 12/31/2011	$13.48	$11.38	14,829
01/01/2012 to 12/31/2012	$11.38	$14.74	10,051
01/01/2013 to 12/31/2013	$14.74	$24.58	8,327
01/01/2014 to 12/31/2014	$24.58	$27.71	3,825
01/01/2015 to 12/31/2015	$27.71	$24.61	1,531

ProFund VP Utilities
05/01/2009 to 12/31/2009	$11.18	$13.37	47,094
01/01/2010 to 12/31/2010	$13.37	$13.85	34,825
01/01/2011 to 12/31/2011	$13.85	$15.91	23,874
01/01/2012 to 12/31/2012	$15.91	$15.57	16,888
01/01/2013 to 12/31/2013	$15.57	$17.25	11,862
01/01/2014 to 12/31/2014	$17.25	$21.22	9,756
01/01/2015 to 12/31/2015	$21.22	$19.42	4,216

Prudential SP International Growth Portfolio
05/01/2009 to 12/31/2009	$8.17	$10.78	17,242
01/01/2010 to 12/31/2010	$10.78	$12.02	9,331
01/01/2011 to 12/31/2011	$12.02	$9.99	9,860
01/01/2012 to 12/31/2012	$9.99	$11.96	21,897
01/01/2013 to 12/31/2013	$11.96	$13.89	27,627
01/01/2014 to 12/31/2014	$13.89	$12.80	20,250
01/01/2015 to 12/31/2015	$12.80	$12.94	19,140

S&P Target 24 Portfolio
05/01/2009 to 12/31/2009	$7.29	$8.75	92,477
01/01/2010 to 12/31/2010	$8.75	$10.20	49,338
01/01/2011 to 12/31/2011	$10.20	$10.82	44,122
01/01/2012 to 12/31/2012	$10.82	$11.58	47,445
01/01/2013 to 12/31/2013	$11.58	$16.09	20,710
01/01/2014 to 04/25/2014	$16.09	$15.84	0

Target Managed VIP Portfolio
05/01/2009 to 12/31/2009	$6.68	$8.22	48,802
01/01/2010 to 12/31/2010	$8.22	$9.57	44,114
01/01/2011 to 12/31/2011	$9.57	$9.19	26,089
01/01/2012 to 12/31/2012	$9.19	$10.16	15,485
01/01/2013 to 12/31/2013	$10.16	$13.48	9,026
01/01/2014 to 04/25/2014	$13.48	$13.37	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
The DOW DART 10 Portfolio
05/01/2009 to 12/31/2009	$7.09	$9.28	16,927
01/01/2010 to 12/31/2010	$9.28	$10.59	9,413
01/01/2011 to 12/31/2011	$10.59	$11.16	9,090
01/01/2012 to 12/31/2012	$11.16	$12.08	11,920
01/01/2013 to 12/31/2013	$12.08	$15.44	6,451
01/01/2014 to 04/25/2014	$15.44	$15.18	0

The DOW Target Dividend Portfolio
05/01/2009 to 12/31/2009	$5.28	$7.19	49,600
01/01/2010 to 12/31/2010	$7.19	$8.19	44,803
01/01/2011 to 12/31/2011	$8.19	$8.49	39,705
01/01/2012 to 12/31/2012	$8.49	$8.76	26,568
01/01/2013 to 12/31/2013	$8.76	$10.97	16,458
01/01/2014 to 04/25/2014	$10.97	$11.32	0

Value Line Target 25 Portfolio
05/01/2009 to 12/31/2009	$4.35	$4.75	0
01/01/2010 to 12/31/2010	$4.75	$6.05	0
01/01/2011 to 12/31/2011	$6.05	$4.46	0
01/01/2012 to 12/31/2012	$4.46	$5.29	0
01/01/2013 to 12/31/2013	$5.29	$6.79	0
01/01/2014 to 04/25/2014	$6.79	$7.24	0

Wells Fargo Advantage VT Equity Income
05/01/2009 to 12/31/2009	$11.62	$14.12	21,554
01/01/2010 to 07/16/2010	$14.12	$13.53	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.69	$14.10	42,309
01/01/2011 to 12/31/2011	$14.10	$12.02	16,879
01/01/2012 to 12/31/2012	$12.02	$13.35	17,702
01/01/2013 to 12/31/2013	$13.35	$15.65	12,515
01/01/2014 to 12/31/2014	$15.65	$14.49	5,838
01/01/2015 to 12/31/2015	$14.49	$14.49	3,089

Wells Fargo VT Intrinsic Value Fund - Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$13.53	$15.71	29,303
01/01/2011 to 12/31/2011	$15.71	$15.03	22,273
01/01/2012 to 12/31/2012	$15.03	$17.55	7,780
01/01/2013 to 12/31/2013	$17.55	$22.36	9,468
01/01/2014 to 12/31/2014	$22.36	$24.11	5,601
01/01/2015 to 12/31/2015	$24.11	$23.44	2,434

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$10.09	$12.69	26,995
01/01/2011 to 12/31/2011	$12.69	$11.74	37,288
01/01/2012 to 12/31/2012	$11.74	$13.85	17,376
01/01/2013 to 12/31/2013	$13.85	$18.99	12,261
01/01/2014 to 12/31/2014	$18.99	$19.32	13,143
01/01/2015 to 12/31/2015	$19.32	$19.19	7,981

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo VT Small Cap Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.21	10,504
01/01/2011 to 12/31/2011	$12.21	$11.42	8,312
01/01/2012 to 12/31/2012	$11.42	$12.07	5,649
01/01/2013 to 12/31/2013	$12.07	$17.76	1,815
01/01/2014 to 12/31/2014	$17.76	$17.07	566
01/01/2015 to 12/31/2015	$17.07	$16.25	1,073

*	Denotes the start date of these sub-accounts

ASAP III

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EPB OR HD GRO 60 bps and Combo DB OR HD GRO 60 bps, EBP and HAV OR GRO Plus 2008 60 bps and Combo DB OR GRO Plus 2008 60 bps, EBP and HAV (2.35%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2006 to 12/31/2006	$10.51	$11.25	0
01/01/2007 to 12/31/2007	$11.25	$11.55	0
01/01/2008 to 12/31/2008	$11.55	$10.76	0
01/01/2009 to 12/31/2009	$10.76	$12.28	0
01/01/2010 to 12/31/2010	$12.28	$13.96	0
01/01/2011 to 12/31/2011	$13.96	$14.00	0
01/01/2012 to 12/31/2012	$14.00	$15.61	0
01/01/2013 to 12/31/2013	$15.61	$16.77	0
01/01/2014 to 12/31/2014	$16.77	$16.75	0
01/01/2015 to 12/31/2015	$16.75	$16.39	0

AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$10.93	1,244,790
01/01/2007 to 12/31/2007	$10.93	$11.65	1,924,504
01/01/2008 to 12/31/2008	$11.65	$7.76	1,833,767
01/01/2009 to 12/31/2009	$7.76	$9.42	1,754,353
01/01/2010 to 12/31/2010	$9.42	$10.30	1,672,915
01/01/2011 to 12/31/2011	$10.30	$9.79	1,419,829
01/01/2012 to 12/31/2012	$9.79	$10.76	1,363,156
01/01/2013 to 12/31/2013	$10.76	$11.55	1,135,421
01/01/2014 to 12/31/2014	$11.55	$11.71	408,224
01/01/2015 to 12/31/2015	$11.71	$11.07	161,748

AST Advanced Strategies Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.60	405,863
01/01/2007 to 12/31/2007	$10.60	$11.33	693,931
01/01/2008 to 12/31/2008	$11.33	$7.77	880,210
01/01/2009 to 12/31/2009	$7.77	$9.57	852,274
01/01/2010 to 12/31/2010	$9.57	$10.63	817,418
01/01/2011 to 12/31/2011	$10.63	$10.39	737,837
01/01/2012 to 12/31/2012	$10.39	$11.53	701,027
01/01/2013 to 12/31/2013	$11.53	$13.13	616,668
01/01/2014 to 12/31/2014	$13.13	$13.60	432,603
01/01/2015 to 12/31/2015	$13.60	$13.39	250,183

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$10.27	$11.72	0
01/01/2007 to 12/31/2007	$11.72	$11.43	0
01/01/2008 to 12/31/2008	$11.43	$7.29	47,683
01/01/2009 to 12/31/2009	$7.29	$8.38	63,043
01/01/2010 to 12/31/2010	$8.38	$9.31	59,677
01/01/2011 to 12/31/2011	$9.31	$9.42	99,301
01/01/2012 to 05/04/2012	$9.42	$10.21	0

AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$10.82	229,058
01/01/2007 to 12/31/2007	$10.82	$11.52	598,031
01/01/2008 to 12/31/2008	$11.52	$8.02	1,031,078
01/01/2009 to 12/31/2009	$8.02	$9.66	1,211,155
01/01/2010 to 12/31/2010	$9.66	$10.59	1,128,800
01/01/2011 to 12/31/2011	$10.59	$10.22	1,006,466
01/01/2012 to 12/31/2012	$10.22	$11.22	1,055,922
01/01/2013 to 12/31/2013	$11.22	$12.90	889,175
01/01/2014 to 12/31/2014	$12.90	$13.41	749,965
01/01/2015 to 12/31/2015	$13.41	$13.16	537,427

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.12	2,376
01/01/2012 to 12/31/2012	$9.12	$9.97	24,081
01/01/2013 to 12/31/2013	$9.97	$10.79	41,326
01/01/2014 to 12/31/2014	$10.79	$11.05	32,703
01/01/2015 to 12/31/2015	$11.05	$10.47	26,283

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.45	20,137
01/01/2014 to 12/31/2014	$10.45	$10.57	24,480
01/01/2015 to 12/31/2015	$10.57	$10.35	19,231

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.00	$10.14	375,167
01/01/2007 to 12/31/2007	$10.14	$10.57	383,738
01/01/2008 to 12/31/2008	$10.57	$10.44	243,437
01/01/2009 to 12/31/2009	$10.44	$11.23	281,736
01/01/2010 to 12/31/2010	$11.23	$11.40	231,038
01/01/2011 to 12/31/2011	$11.40	$11.38	206,551
01/01/2012 to 12/31/2012	$11.38	$11.63	204,144
01/01/2013 to 12/31/2013	$11.63	$11.11	41,672
01/01/2014 to 12/31/2014	$11.11	$10.84	20,374
01/01/2015 to 12/31/2015	$10.84	$10.64	711

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$10.09	$10.22	325,377
01/01/2007 to 12/31/2007	$10.22	$10.81	465,140
01/01/2008 to 12/31/2008	$10.81	$10.32	363,898
01/01/2009 to 12/31/2009	$10.32	$11.74	584,525
01/01/2010 to 12/31/2010	$11.74	$12.35	573,212
01/01/2011 to 12/31/2011	$12.35	$12.44	605,075
01/01/2012 to 12/31/2012	$12.44	$13.28	487,599
01/01/2013 to 12/31/2013	$13.28	$12.73	377,479
01/01/2014 to 12/31/2014	$12.73	$12.96	273,587
01/01/2015 to 12/31/2015	$12.96	$12.39	43,931

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.24	73,879
01/01/2009 to 12/31/2009	$11.24	$10.93	83,848
01/01/2010 to 12/31/2010	$10.93	$11.68	44,503
01/01/2011 to 12/31/2011	$11.68	$12.13	33,197
01/01/2012 to 12/31/2012	$12.13	$12.21	22,053
01/01/2013 to 12/31/2013	$12.21	$11.88	7,471
01/01/2014 to 12/31/2014	$11.88	$11.59	4,881
01/01/2015 to 12/31/2015	$11.59	$11.28	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.33	15,146
01/01/2010 to 12/31/2010	$9.33	$10.07	33,608
01/01/2011 to 12/31/2011	$10.07	$10.78	136,596
01/01/2012 to 12/31/2012	$10.78	$10.97	54,809
01/01/2013 to 12/31/2013	$10.97	$10.63	5,862
01/01/2014 to 12/31/2014	$10.63	$10.43	3,375
01/01/2015 to 12/31/2015	$10.43	$10.16	13,699

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.70	248,740
01/01/2011 to 12/31/2011	$10.70	$11.64	394,728
01/01/2012 to 12/31/2012	$11.64	$11.95	276,361
01/01/2013 to 12/31/2013	$11.95	$11.43	123,207
01/01/2014 to 12/31/2014	$11.43	$11.32	99,755
01/01/2015 to 12/31/2015	$11.32	$11.07	110,945

AST Bond Portfolio 2018
06/30/2008* to 12/31/2008	$10.06	$12.49	103,181
01/01/2009 to 12/31/2009	$12.49	$11.46	98,995
01/01/2010 to 12/31/2010	$11.46	$12.44	67,820
01/01/2011 to 12/31/2011	$12.44	$13.80	332,554
01/01/2012 to 12/31/2012	$13.80	$14.25	310,068
01/01/2013 to 12/31/2013	$14.25	$13.47	248,564
01/01/2014 to 12/31/2014	$13.47	$13.51	215,877
01/01/2015 to 12/31/2015	$13.51	$13.30	216,523

AST Bond Portfolio 2019
06/30/2008* to 12/31/2008	$10.08	$12.56	11,666
01/01/2009 to 12/31/2009	$12.56	$11.32	33,306
01/01/2010 to 12/31/2010	$11.32	$12.31	40,947
01/01/2011 to 12/31/2011	$12.31	$13.95	4,588
01/01/2012 to 12/31/2012	$13.95	$14.42	85,728
01/01/2013 to 12/31/2013	$14.42	$13.40	47,954
01/01/2014 to 12/31/2014	$13.40	$13.64	21,818
01/01/2015 to 12/31/2015	$13.64	$13.46	25,474

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.74	12,609
01/01/2010 to 12/31/2010	$8.74	$9.55	159,883
01/01/2011 to 12/31/2011	$9.55	$11.06	17,114
01/01/2012 to 12/31/2012	$11.06	$11.48	582
01/01/2013 to 12/31/2013	$11.48	$10.48	237,451
01/01/2014 to 12/31/2014	$10.48	$10.87	85,105
01/01/2015 to 12/31/2015	$10.87	$10.77	107,556

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.95	167,616
01/01/2011 to 12/31/2011	$10.95	$12.86	544,749
01/01/2012 to 12/31/2012	$12.86	$13.41	71,013
01/01/2013 to 12/31/2013	$13.41	$12.18	18,794
01/01/2014 to 12/31/2014	$12.18	$12.81	108,864
01/01/2015 to 12/31/2015	$12.81	$12.73	68,354

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.95	210,502
01/01/2012 to 12/31/2012	$11.95	$12.35	480,505
01/01/2013 to 12/31/2013	$12.35	$10.89	133,950
01/01/2014 to 12/31/2014	$10.89	$11.74	84,267
01/01/2015 to 12/31/2015	$11.74	$11.70	131,314

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.34	216,854
01/01/2013 to 12/31/2013	$10.34	$9.07	798,569
01/01/2014 to 12/31/2014	$9.07	$9.97	78,964
01/01/2015 to 12/31/2015	$9.97	$10.00	12,591

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.70	184,335
01/01/2014 to 12/31/2014	$8.70	$9.74	194,620
01/01/2015 to 12/31/2015	$9.74	$9.78	8,542

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.24	89,028
01/01/2015 to 12/31/2015	$11.24	$11.19	347,872

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.88	253,962

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14	$10.29	0
01/01/2010 to 12/31/2010	$10.29	$11.43	0
01/01/2011 to 12/31/2011	$11.43	$10.50	0
01/01/2012 to 12/31/2012	$10.50	$11.61	0
01/01/2013 to 12/31/2013	$11.61	$14.91	0
01/01/2014 to 12/31/2014	$14.91	$16.05	0
01/01/2015 to 12/31/2015	$16.05	$14.93	0

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.10	2,050,916
01/01/2007 to 12/31/2007	$11.10	$11.90	3,470,169
01/01/2008 to 12/31/2008	$11.90	$7.56	3,585,836
01/01/2009 to 12/31/2009	$7.56	$9.25	3,615,050
01/01/2010 to 12/31/2010	$9.25	$10.24	3,318,055
01/01/2011 to 12/31/2011	$10.24	$9.76	2,982,427
01/01/2012 to 12/31/2012	$9.76	$10.83	2,718,892
01/01/2013 to 12/31/2013	$10.83	$12.98	2,420,551
01/01/2014 to 12/31/2014	$12.98	$13.56	1,561,942
01/01/2015 to 12/31/2015	$13.56	$13.31	815,628

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.59	0
01/01/2014 to 12/31/2014	$11.59	$12.86	0
01/01/2015 to 12/31/2015	$12.86	$12.11	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$11.95	$15.95	238
01/01/2007 to 12/31/2007	$15.95	$12.47	116
01/01/2008 to 12/31/2008	$12.47	$7.91	4,834
01/01/2009 to 12/31/2009	$7.91	$10.19	34,036
01/01/2010 to 12/31/2010	$10.19	$12.80	53,001
01/01/2011 to 12/31/2011	$12.80	$13.33	32,781
01/01/2012 to 12/31/2012	$13.33	$15.01	30,956
01/01/2013 to 12/31/2013	$15.01	$15.12	3,890
01/01/2014 to 12/31/2014	$15.12	$19.33	7,735
01/01/2015 to 12/31/2015	$19.33	$19.79	4,877

AST DeAm Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$9.96	$11.67	9
01/01/2007 to 12/31/2007	$11.67	$9.37	19
01/01/2008 to 07/18/2008	$9.37	$8.55	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.64	78,125
01/01/2014 to 12/31/2014	$9.64	$9.90	62,699
01/01/2015 to 12/31/2015	$9.90	$9.65	18,477

AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.99	0
01/01/2008 to 12/31/2008	$9.99	$7.10	89,811
01/01/2009 to 12/31/2009	$7.10	$8.41	150,174
01/01/2010 to 12/31/2010	$8.41	$9.30	129,207
01/01/2011 to 12/31/2011	$9.30	$8.86	142,126
01/01/2012 to 12/31/2012	$8.86	$9.83	143,299
01/01/2013 to 12/31/2013	$9.83	$11.45	147,055
01/01/2014 to 12/31/2014	$11.45	$11.82	136,562
01/01/2015 to 10/16/2015	$11.82	$11.72	0

AST FI Pyramis® Quantitative Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.52	258,833
01/01/2007 to 12/31/2007	$10.52	$11.15	706,688
01/01/2008 to 12/31/2008	$11.15	$7.13	890,164
01/01/2009 to 12/31/2009	$7.13	$8.63	934,690
01/01/2010 to 12/31/2010	$8.63	$9.64	1,031,352
01/01/2011 to 12/31/2011	$9.64	$9.27	842,510
01/01/2012 to 12/31/2012	$9.27	$10.01	763,813
01/01/2013 to 12/31/2013	$10.01	$11.22	670,525
01/01/2014 to 12/31/2014	$11.22	$11.30	437,333
01/01/2015 to 12/31/2015	$11.30	$11.15	252,307

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.45	51,945
01/01/2009 to 11/13/2009	$7.45	$8.28	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.70	359,283
01/01/2013 to 12/31/2013	$10.70	$13.00	303,257
01/01/2014 to 12/31/2014	$13.00	$13.10	237,820
01/01/2015 to 10/16/2015	$13.10	$12.48	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.76	17,634
01/01/2014 to 12/31/2014	$10.76	$10.78	35,273
01/01/2015 to 10/16/2015	$10.78	$10.23	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17	$6.09	2,366
01/01/2009 to 12/31/2009	$6.09	$8.04	5,772
01/01/2010 to 12/31/2010	$8.04	$9.44	2,531
01/01/2011 to 12/31/2011	$9.44	$8.75	1,500
01/01/2012 to 12/31/2012	$8.75	$10.83	14,071
01/01/2013 to 12/31/2013	$10.83	$11.04	9,560
01/01/2014 to 12/31/2014	$11.04	$12.28	5,446
01/01/2015 to 12/31/2015	$12.28	$11.98	1,788

AST Goldman Sachs Concentrated Growth Portfolio
01/01/2006 to 12/31/2006	$10.70	$11.49	0
01/01/2007 to 12/31/2007	$11.49	$12.79	0
01/01/2008 to 12/31/2008	$12.79	$7.46	712
01/01/2009 to 12/31/2009	$7.46	$10.88	22,990
01/01/2010 to 12/31/2010	$10.88	$11.72	24,412
01/01/2011 to 12/31/2011	$11.72	$10.99	11,358
01/01/2012 to 12/31/2012	$10.99	$12.85	18,930
01/01/2013 to 12/31/2013	$12.85	$16.28	2,685
01/01/2014 to 02/07/2014	$16.28	$16.01	0

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.21	$11.69	520,423
01/01/2007 to 12/31/2007	$11.69	$12.00	479,202
01/01/2008 to 12/31/2008	$12.00	$6.95	503,014
01/01/2009 to 12/31/2009	$6.95	$8.09	501,327
01/01/2010 to 12/31/2010	$8.09	$8.91	482,472
01/01/2011 to 12/31/2011	$8.91	$8.22	480,887
01/01/2012 to 12/31/2012	$8.22	$9.61	443,730
01/01/2013 to 12/31/2013	$9.61	$12.53	92,480
01/01/2014 to 12/31/2014	$12.53	$13.84	59,111
01/01/2015 to 12/31/2015	$13.84	$12.89	46,338

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.52	$10.91	79,000
01/01/2007 to 12/31/2007	$10.91	$12.72	65,250
01/01/2008 to 12/31/2008	$12.72	$7.35	85,001
01/01/2009 to 12/31/2009	$7.35	$11.28	87,967
01/01/2010 to 12/31/2010	$11.28	$13.20	73,569
01/01/2011 to 12/31/2011	$13.20	$12.50	89,324
01/01/2012 to 12/31/2012	$12.50	$14.61	110,449
01/01/2013 to 12/31/2013	$14.61	$18.85	34,210
01/01/2014 to 12/31/2014	$18.85	$20.53	11,987
01/01/2015 to 12/31/2015	$20.53	$18.91	19,651

AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.16	0
01/01/2008 to 12/31/2008	$10.16	$7.52	201,633
01/01/2009 to 12/31/2009	$7.52	$9.06	203,565
01/01/2010 to 12/31/2010	$9.06	$9.87	234,528
01/01/2011 to 12/31/2011	$9.87	$9.59	213,063
01/01/2012 to 12/31/2012	$9.59	$10.32	201,141
01/01/2013 to 12/31/2013	$10.32	$11.06	182,302
01/01/2014 to 12/31/2014	$11.06	$11.24	181,595
01/01/2015 to 12/31/2015	$11.24	$10.88	165,068

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009* to 12/31/2009	$7.72	$9.88	23,261
01/01/2010 to 12/31/2010	$9.88	$12.23	24,445
01/01/2011 to 12/31/2011	$12.23	$12.09	13,508
01/01/2012 to 12/31/2012	$12.09	$13.66	20,297
01/01/2013 to 12/31/2013	$13.66	$18.52	7,866
01/01/2014 to 12/31/2014	$18.52	$19.39	13,843
01/01/2015 to 12/31/2015	$19.39	$17.89	2,037

AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.65	$12.66	44
01/01/2007 to 12/31/2007	$12.66	$12.51	72
01/01/2008 to 12/31/2008	$12.51	$7.66	24,873
01/01/2009 to 12/31/2009	$7.66	$8.84	68,646
01/01/2010 to 12/31/2010	$8.84	$9.71	68,766
01/01/2011 to 12/31/2011	$9.71	$9.44	57,567
01/01/2012 to 12/31/2012	$9.44	$10.45	66,361
01/01/2013 to 12/31/2013	$10.45	$13.74	39,489
01/01/2014 to 12/31/2014	$13.74	$13.62	17,120
01/01/2015 to 12/31/2015	$13.62	$12.50	9,152

AST High Yield Portfolio
01/01/2006 to 12/31/2006	$9.80	$10.56	0
01/01/2007 to 12/31/2007	$10.56	$10.57	0
01/01/2008 to 12/31/2008	$10.57	$7.68	1,250
01/01/2009 to 12/31/2009	$7.68	$10.17	16,064
01/01/2010 to 12/31/2010	$10.17	$11.27	20,234
01/01/2011 to 12/31/2011	$11.27	$11.36	26,419
01/01/2012 to 12/31/2012	$11.36	$12.63	29,292
01/01/2013 to 12/31/2013	$12.63	$13.22	7,291
01/01/2014 to 12/31/2014	$13.22	$13.24	1,131
01/01/2015 to 12/31/2015	$13.24	$12.46	413

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$11.22	$13.26	305,383
01/01/2007 to 12/31/2007	$13.26	$15.41	287,590
01/01/2008 to 12/31/2008	$15.41	$7.49	339,291
01/01/2009 to 12/31/2009	$7.49	$9.89	353,756
01/01/2010 to 12/31/2010	$9.89	$11.06	357,084
01/01/2011 to 12/31/2011	$11.06	$9.40	301,408
01/01/2012 to 12/31/2012	$9.40	$11.05	286,029
01/01/2013 to 12/31/2013	$11.05	$12.85	100,820
01/01/2014 to 12/31/2014	$12.85	$11.86	62,558
01/01/2015 to 12/31/2015	$11.86	$11.94	9,574

AST International Value Portfolio
01/01/2006 to 12/31/2006	$10.64	$13.25	60,981
01/01/2007 to 12/31/2007	$13.25	$15.24	92,123
01/01/2008 to 12/31/2008	$15.24	$8.33	113,927
01/01/2009 to 12/31/2009	$8.33	$10.62	102,503
01/01/2010 to 12/31/2010	$10.62	$11.52	105,211
01/01/2011 to 12/31/2011	$11.52	$9.84	92,403
01/01/2012 to 12/31/2012	$9.84	$11.21	102,146
01/01/2013 to 12/31/2013	$11.21	$13.07	82,513
01/01/2014 to 12/31/2014	$13.07	$11.91	33,812
01/01/2015 to 12/31/2015	$11.91	$11.72	9,535

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Investment Grade Bond Portfolio
06/30/2008* to 12/31/2008	$10.01	$10.90	0
01/01/2009 to 12/31/2009	$10.90	$11.85	0
01/01/2010 to 12/31/2010	$11.85	$12.82	0
01/01/2011 to 12/31/2011	$12.82	$14.08	0
01/01/2012 to 12/31/2012	$14.08	$15.04	0
01/01/2013 to 12/31/2013	$15.04	$14.22	0
01/01/2014 to 12/31/2014	$14.22	$14.82	0
01/01/2015 to 12/31/2015	$14.82	$14.64	0

AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.18	1,092
01/01/2008 to 12/31/2008	$10.18	$6.89	201,458
01/01/2009 to 12/31/2009	$6.89	$8.52	310,338
01/01/2010 to 12/31/2010	$8.52	$9.47	215,186
01/01/2011 to 12/31/2011	$9.47	$9.20	216,936
01/01/2012 to 12/31/2012	$9.20	$10.20	224,328
01/01/2013 to 12/31/2013	$10.20	$11.58	194,851
01/01/2014 to 12/31/2014	$11.58	$12.03	161,299
01/01/2015 to 12/31/2015	$12.03	$11.62	123,280

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$10.59	$12.70	19,202
01/01/2007 to 12/31/2007	$12.70	$13.57	19,648
01/01/2008 to 12/31/2008	$13.57	$7.77	25,699
01/01/2009 to 12/31/2009	$7.77	$10.31	60,112
01/01/2010 to 12/31/2010	$10.31	$10.79	47,801
01/01/2011 to 12/31/2011	$10.79	$9.57	37,010
01/01/2012 to 12/31/2012	$9.57	$11.39	37,421
01/01/2013 to 12/31/2013	$11.39	$12.83	11,747
01/01/2014 to 12/31/2014	$12.83	$11.73	6,209
01/01/2015 to 12/31/2015	$11.73	$11.14	12,063

AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2006 to 12/31/2006	$10.56	$11.46	0
01/01/2007 to 12/31/2007	$11.46	$11.41	106,946
01/01/2008 to 12/31/2008	$11.41	$9.18	674,284
01/01/2009 to 12/31/2009	$9.18	$10.94	632,178
01/01/2010 to 12/31/2010	$10.94	$11.46	472,961
01/01/2011 to 12/31/2011	$11.46	$11.22	404,110
01/01/2012 to 12/31/2012	$11.22	$12.13	384,224
01/01/2013 to 12/31/2013	$12.13	$13.15	354,047
01/01/2014 to 12/31/2014	$13.15	$13.54	300,510
01/01/2015 to 12/31/2015	$13.54	$13.20	181,523

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.28	0
01/01/2010 to 12/31/2010	$10.28	$11.18	0
01/01/2011 to 12/31/2011	$11.18	$10.99	0
01/01/2012 to 12/31/2012	$10.99	$12.36	0
01/01/2013 to 12/31/2013	$12.36	$16.47	0
01/01/2014 to 12/31/2014	$16.47	$17.61	0
01/01/2015 to 12/31/2015	$17.61	$19.03	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.49	$12.14	155,224
01/01/2007 to 12/31/2007	$12.14	$11.50	243,178
01/01/2008 to 12/31/2008	$11.50	$6.57	282,100
01/01/2009 to 12/31/2009	$6.57	$7.66	252,500
01/01/2010 to 12/31/2010	$7.66	$8.47	236,519
01/01/2011 to 12/31/2011	$8.47	$7.92	185,189
01/01/2012 to 12/31/2012	$7.92	$9.04	184,775
01/01/2013 to 12/31/2013	$9.04	$12.35	180,707
01/01/2014 to 12/31/2014	$12.35	$13.72	101,622
01/01/2015 to 12/31/2015	$13.72	$12.35	14,650

AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.84	$11.35	696,142
01/01/2007 to 12/31/2007	$11.35	$12.74	701,870
01/01/2008 to 12/31/2008	$12.74	$7.01	731,541
01/01/2009 to 12/31/2009	$7.01	$8.88	718,290
01/01/2010 to 12/31/2010	$8.88	$10.39	655,807
01/01/2011 to 12/31/2011	$10.39	$10.05	540,071
01/01/2012 to 12/31/2012	$10.05	$11.02	509,444
01/01/2013 to 12/31/2013	$11.02	$14.70	175,305
01/01/2014 to 12/31/2014	$14.70	$15.87	78,691
01/01/2015 to 12/31/2015	$15.87	$17.06	23,151

AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$9.89	$10.61	130,934
01/01/2007 to 12/31/2007	$10.61	$10.99	121,805
01/01/2008 to 12/31/2008	$10.99	$8.23	100,064
01/01/2009 to 12/31/2009	$8.23	$10.82	108,323
01/01/2010 to 12/31/2010	$10.82	$11.98	81,584
01/01/2011 to 12/31/2011	$11.98	$12.89	69,208
01/01/2012 to 12/31/2012	$12.89	$13.34	68,050
01/01/2013 to 12/31/2013	$13.34	$12.76	24,081
01/01/2014 to 12/31/2014	$12.76	$13.26	5,710
01/01/2015 to 12/31/2015	$13.26	$12.87	4,622

AST MFS Global Equity Portfolio
01/01/2006 to 12/31/2006	$10.42	$12.64	0
01/01/2007 to 12/31/2007	$12.64	$13.51	0
01/01/2008 to 12/31/2008	$13.51	$8.71	2,321
01/01/2009 to 12/31/2009	$8.71	$11.18	28,260
01/01/2010 to 12/31/2010	$11.18	$12.23	28,879
01/01/2011 to 12/31/2011	$12.23	$11.57	12,176
01/01/2012 to 12/31/2012	$11.57	$13.91	15,767
01/01/2013 to 12/31/2013	$13.91	$17.33	10,666
01/01/2014 to 12/31/2014	$17.33	$17.54	6,050
01/01/2015 to 12/31/2015	$17.54	$16.88	7,274

AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$10.70	$11.45	33,850
01/01/2007 to 12/31/2007	$11.45	$12.87	34,287
01/01/2008 to 12/31/2008	$12.87	$8.01	80,355
01/01/2009 to 12/31/2009	$8.01	$9.72	92,638
01/01/2010 to 12/31/2010	$9.72	$10.70	86,969
01/01/2011 to 12/31/2011	$10.70	$10.39	111,179
01/01/2012 to 12/31/2012	$10.39	$11.88	162,103
01/01/2013 to 12/31/2013	$11.88	$15.86	78,589
01/01/2014 to 12/31/2014	$15.86	$16.84	51,186
01/01/2015 to 12/31/2015	$16.84	$17.63	23,144

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.17	0
01/01/2013 to 12/31/2013	$10.17	$13.36	210
01/01/2014 to 12/31/2014	$13.36	$14.38	196
01/01/2015 to 12/31/2015	$14.38	$13.94	12,406

AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.29	$11.48	0
01/01/2007 to 12/31/2007	$11.48	$11.52	2,206
01/01/2008 to 12/31/2008	$11.52	$6.96	30,027
01/01/2009 to 12/31/2009	$6.96	$9.44	8,975
01/01/2010 to 12/31/2010	$9.44	$11.39	27,296
01/01/2011 to 12/31/2011	$11.39	$10.74	31,753
01/01/2012 to 12/31/2012	$10.74	$12.42	47,715
01/01/2013 to 12/31/2013	$12.42	$16.06	45,268
01/01/2014 to 12/31/2014	$16.06	$18.03	25,824
01/01/2015 to 12/31/2015	$18.03	$16.44	1,957

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.26	12,744
01/01/2007 to 12/31/2007	$10.26	$10.50	14,062
01/01/2008 to 12/31/2008	$10.50	$10.52	143,022
01/01/2009 to 12/31/2009	$10.52	$10.29	270,651
01/01/2010 to 12/31/2010	$10.29	$10.05	118,303
01/01/2011 to 12/31/2011	$10.05	$9.82	123,498
01/01/2012 to 12/31/2012	$9.82	$9.59	108,113
01/01/2013 to 12/31/2013	$9.59	$9.36	92,874
01/01/2014 to 12/31/2014	$9.36	$9.14	83,716
01/01/2015 to 12/31/2015	$9.14	$8.93	71,860

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.06	0
01/01/2012 to 12/31/2012	$10.06	$10.30	1,177
01/01/2013 to 12/31/2013	$10.30	$9.77	1,858
01/01/2014 to 12/31/2014	$9.77	$10.04	1,315
01/01/2015 to 10/16/2015	$10.04	$9.95	0

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$11.27	$12.55	9
01/01/2007 to 12/31/2007	$12.55	$14.98	1,712
01/01/2008 to 12/31/2008	$14.98	$8.31	6,554
01/01/2009 to 12/31/2009	$8.31	$10.53	5,504
01/01/2010 to 12/31/2010	$10.53	$13.23	5,881
01/01/2011 to 12/31/2011	$13.23	$13.14	3,809
01/01/2012 to 12/31/2012	$13.14	$14.42	13,732
01/01/2013 to 12/31/2013	$14.42	$18.67	10,434
01/01/2014 to 12/31/2014	$18.67	$19.68	9,176
01/01/2015 to 10/16/2015	$19.68	$20.07	0

AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.25	$10.79	0
01/01/2007 to 12/31/2007	$10.79	$12.50	0
01/01/2008 to 12/31/2008	$12.50	$7.02	3,031
01/01/2009 to 12/31/2009	$7.02	$8.40	3,187
01/01/2010 to 12/31/2010	$8.40	$9.86	2,350
01/01/2011 to 04/29/2011	$9.86	$11.03	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.82	$11.70	106,011
01/01/2007 to 12/31/2007	$11.70	$11.79	97,058
01/01/2008 to 12/31/2008	$11.79	$6.65	99,662
01/01/2009 to 12/31/2009	$6.65	$9.13	101,178
01/01/2010 to 12/31/2010	$9.13	$11.00	113,459
01/01/2011 to 12/31/2011	$11.00	$10.48	78,585
01/01/2012 to 12/31/2012	$10.48	$11.98	79,911
01/01/2013 to 12/31/2013	$11.98	$16.62	22,418
01/01/2014 to 12/31/2014	$16.62	$18.54	14,761
01/01/2015 to 12/31/2015	$18.54	$17.08	3,350

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.27	112,750
01/01/2013 to 12/31/2013	$10.27	$11.93	95,694
01/01/2014 to 12/31/2014	$11.93	$12.25	43,892
01/01/2015 to 12/31/2015	$12.25	$11.81	21,135

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.56	671
01/01/2009 to 12/31/2009	$5.56	$9.03	12,436
01/01/2010 to 12/31/2010	$9.03	$10.79	7,064
01/01/2011 to 12/31/2011	$10.79	$8.40	8,761
01/01/2012 to 12/31/2012	$8.40	$9.67	17,973
01/01/2013 to 12/31/2013	$9.67	$9.46	11,013
01/01/2014 to 12/31/2014	$9.46	$8.81	5,595
01/01/2015 to 12/31/2015	$8.81	$7.16	2,809

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.58	58,640
01/01/2007 to 12/31/2007	$10.58	$11.23	325,406
01/01/2008 to 12/31/2008	$11.23	$8.83	1,873,756
01/01/2009 to 12/31/2009	$8.83	$10.35	1,676,258
01/01/2010 to 12/31/2010	$10.35	$11.17	1,322,949
01/01/2011 to 12/31/2011	$11.17	$11.02	1,558,108
01/01/2012 to 12/31/2012	$11.02	$11.88	1,408,706
01/01/2013 to 12/31/2013	$11.88	$12.66	907,739
01/01/2014 to 12/31/2014	$12.66	$13.08	635,823
01/01/2015 to 12/31/2015	$13.08	$12.79	411,128

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.06	0
01/01/2012 to 12/31/2012	$10.06	$10.52	222
01/01/2013 to 12/31/2013	$10.52	$10.03	798
01/01/2014 to 12/31/2014	$10.03	$10.39	425
01/01/2015 to 12/31/2015	$10.39	$10.12	827

AST Prudential Growth Allocation Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.42	307,782
01/01/2007 to 12/31/2007	$10.42	$11.34	640,273
01/01/2008 to 12/31/2008	$11.34	$6.56	1,096,570
01/01/2009 to 12/31/2009	$6.56	$8.08	1,121,580
01/01/2010 to 12/31/2010	$8.08	$9.39	1,077,393
01/01/2011 to 12/31/2011	$9.39	$8.60	993,440
01/01/2012 to 12/31/2012	$8.60	$9.48	850,684
01/01/2013 to 12/31/2013	$9.48	$10.83	651,254
01/01/2014 to 12/31/2014	$10.83	$11.55	500,107
01/01/2015 to 12/31/2015	$11.55	$11.21	460,318

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
01/01/2006 to 12/31/2006	$10.34	$11.37	0
01/01/2007 to 12/31/2007	$11.37	$11.33	0
01/01/2008 to 12/31/2008	$11.33	$6.78	1,891
01/01/2009 to 12/31/2009	$6.78	$8.07	2,318
01/01/2010 to 12/31/2010	$8.07	$9.06	987
01/01/2011 to 12/31/2011	$9.06	$9.16	1,125
01/01/2012 to 12/31/2012	$9.16	$10.62	5,110
01/01/2013 to 12/31/2013	$10.62	$13.74	5,631
01/01/2014 to 12/31/2014	$13.74	$15.72	3,673
01/01/2015 to 12/31/2015	$15.72	$15.82	1,428

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.86	315
01/01/2012 to 12/31/2012	$8.86	$9.79	1,820
01/01/2013 to 12/31/2013	$9.79	$11.70	6,728
01/01/2014 to 12/31/2014	$11.70	$12.17	4,983
01/01/2015 to 12/31/2015	$12.17	$11.90	310

AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.03	3,494
01/01/2008 to 12/31/2008	$10.03	$7.10	292,038
01/01/2009 to 12/31/2009	$7.10	$8.55	304,774
01/01/2010 to 12/31/2010	$8.55	$9.34	306,375
01/01/2011 to 12/31/2011	$9.34	$8.96	274,553
01/01/2012 to 12/31/2012	$8.96	$9.65	276,996
01/01/2013 to 12/31/2013	$9.65	$10.59	258,233
01/01/2014 to 12/31/2014	$10.59	$10.88	142,075
01/01/2015 to 12/31/2015	$10.88	$10.60	106,904

AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.50	17,549
01/01/2008 to 12/31/2008	$11.50	$7.27	160,095
01/01/2009 to 12/31/2009	$7.27	$9.01	161,441
01/01/2010 to 12/31/2010	$9.01	$10.06	136,622
01/01/2011 to 12/31/2011	$10.06	$9.59	132,147
01/01/2012 to 12/31/2012	$9.59	$10.85	165,831
01/01/2013 to 12/31/2013	$10.85	$12.51	162,098
01/01/2014 to 12/31/2014	$12.51	$12.88	160,856
01/01/2015 to 12/31/2015	$12.88	$12.51	167,484

AST Schroders Multi-Asset World Strategies Portfolio
01/01/2006 to 12/31/2006	$10.26	$10.98	0
01/01/2007 to 12/31/2007	$10.98	$11.68	40,432
01/01/2008 to 12/31/2008	$11.68	$7.96	115,822
01/01/2009 to 12/31/2009	$7.96	$9.91	195,040
01/01/2010 to 12/31/2010	$9.91	$10.82	249,476
01/01/2011 to 12/31/2011	$10.82	$10.21	243,804
01/01/2012 to 12/31/2012	$10.21	$11.07	215,074
01/01/2013 to 12/31/2013	$11.07	$12.37	125,930
01/01/2014 to 12/31/2014	$12.37	$12.45	81,676
01/01/2015 to 10/16/2015	$12.45	$12.04	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$10.89	$12.01	134,200
01/01/2007 to 12/31/2007	$12.01	$13.04	133,379
01/01/2008 to 12/31/2008	$13.04	$7.12	154,292
01/01/2009 to 12/31/2009	$7.12	$9.22	197,564
01/01/2010 to 12/31/2010	$9.22	$11.94	163,532
01/01/2011 to 12/31/2011	$11.94	$10.13	139,273
01/01/2012 to 12/31/2012	$10.13	$11.88	141,403
01/01/2013 to 12/31/2013	$11.88	$16.33	57,536
01/01/2014 to 12/31/2014	$16.33	$16.74	31,781
01/01/2015 to 12/31/2015	$16.74	$16.56	8,640

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.37	$11.40	33,120
01/01/2007 to 12/31/2007	$11.40	$11.93	48,539
01/01/2008 to 12/31/2008	$11.93	$7.57	46,585
01/01/2009 to 12/31/2009	$7.57	$9.90	53,476
01/01/2010 to 12/31/2010	$9.90	$13.19	74,209
01/01/2011 to 12/31/2011	$13.19	$12.75	34,677
01/01/2012 to 12/31/2012	$12.75	$13.97	27,900
01/01/2013 to 12/31/2013	$13.97	$18.44	34,557
01/01/2014 to 12/31/2014	$18.44	$18.70	19,151
01/01/2015 to 12/31/2015	$18.70	$18.40	8,846

AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.58	$12.41	168,954
01/01/2007 to 12/31/2007	$12.41	$11.43	202,870
01/01/2008 to 12/31/2008	$11.43	$7.85	198,079
01/01/2009 to 12/31/2009	$7.85	$9.73	220,227
01/01/2010 to 12/31/2010	$9.73	$11.97	205,882
01/01/2011 to 12/31/2011	$11.97	$10.99	170,842
01/01/2012 to 12/31/2012	$10.99	$12.69	158,555
01/01/2013 to 12/31/2013	$12.69	$17.02	65,430
01/01/2014 to 12/31/2014	$17.02	$17.50	46,586
01/01/2015 to 12/31/2015	$17.50	$16.35	13,025

AST T. Rowe Price Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.29	$11.31	31,494
01/01/2007 to 12/31/2007	$11.31	$11.74	396,106
01/01/2008 to 12/31/2008	$11.74	$8.49	583,600
01/01/2009 to 12/31/2009	$8.49	$10.29	600,621
01/01/2010 to 12/31/2010	$10.29	$11.21	620,443
01/01/2011 to 12/31/2011	$11.21	$11.16	591,181
01/01/2012 to 12/31/2012	$11.16	$12.37	623,742
01/01/2013 to 12/31/2013	$12.37	$14.11	574,473
01/01/2014 to 12/31/2014	$14.11	$14.59	429,986
01/01/2015 to 12/31/2015	$14.59	$14.26	317,702

AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$10.25	$12.15	153,684
01/01/2007 to 12/31/2007	$12.15	$11.44	239,086
01/01/2008 to 12/31/2008	$11.44	$6.49	263,166
01/01/2009 to 12/31/2009	$6.49	$7.85	240,344
01/01/2010 to 12/31/2010	$7.85	$8.68	223,493
01/01/2011 to 12/31/2011	$8.68	$8.33	168,201
01/01/2012 to 12/31/2012	$8.33	$9.54	206,439
01/01/2013 to 12/31/2013	$9.54	$12.08	178,156
01/01/2014 to 12/31/2014	$12.08	$12.68	75,412
01/01/2015 to 10/16/2015	$12.68	$11.69	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.05	$12.43	170,721
01/01/2007 to 12/31/2007	$12.43	$13.14	258,976
01/01/2008 to 12/31/2008	$13.14	$7.62	291,048
01/01/2009 to 12/31/2009	$7.62	$11.42	308,179
01/01/2010 to 12/31/2010	$11.42	$12.91	288,916
01/01/2011 to 12/31/2011	$12.91	$12.40	221,048
01/01/2012 to 12/31/2012	$12.40	$14.23	195,144
01/01/2013 to 12/31/2013	$14.23	$20.02	179,710
01/01/2014 to 12/31/2014	$20.02	$21.18	77,982
01/01/2015 to 12/31/2015	$21.18	$22.66	34,686

AST T. Rowe Price Natural Resources Portfolio
01/01/2006 to 12/31/2006	$11.67	$13.20	0
01/01/2007 to 12/31/2007	$13.20	$18.11	0
01/01/2008 to 12/31/2008	$18.11	$8.85	13,531
01/01/2009 to 12/31/2009	$8.85	$12.90	40,186
01/01/2010 to 12/31/2010	$12.90	$15.18	29,553
01/01/2011 to 12/31/2011	$15.18	$12.61	38,502
01/01/2012 to 12/31/2012	$12.61	$12.76	32,735
01/01/2013 to 12/31/2013	$12.76	$14.37	22,611
01/01/2014 to 12/31/2014	$14.37	$12.86	13,759
01/01/2015 to 12/31/2015	$12.86	$10.14	6,869

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$9.39	$9.75	156,025
01/01/2007 to 12/31/2007	$9.75	$10.44	136,277
01/01/2008 to 12/31/2008	$10.44	$9.94	88,108
01/01/2009 to 12/31/2009	$9.94	$10.89	120,389
01/01/2010 to 12/31/2010	$10.89	$11.24	105,948
01/01/2011 to 12/31/2011	$11.24	$11.43	84,604
01/01/2012 to 12/31/2012	$11.43	$11.74	89,486
01/01/2013 to 12/31/2013	$11.74	$11.04	4,955
01/01/2014 to 12/31/2014	$11.04	$10.84	3,898
01/01/2015 to 12/31/2015	$10.84	$10.09	1,830

AST Wellington Management Hedged Equity Portfolio
01/01/2006 to 12/31/2006	$9.99	$11.29	0
01/01/2007 to 12/31/2007	$11.29	$12.08	0
01/01/2008 to 12/31/2008	$12.08	$6.80	11,309
01/01/2009 to 12/31/2009	$6.80	$8.53	51,482
01/01/2010 to 12/31/2010	$8.53	$9.55	27,054
01/01/2011 to 12/31/2011	$9.55	$9.00	29,124
01/01/2012 to 12/31/2012	$9.00	$9.76	115,004
01/01/2013 to 12/31/2013	$9.76	$11.48	145,122
01/01/2014 to 12/31/2014	$11.48	$11.83	115,592
01/01/2015 to 12/31/2015	$11.83	$11.48	93,979

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.97	10,374
01/01/2008 to 12/31/2008	$9.97	$9.23	100,964
01/01/2009 to 12/31/2009	$9.23	$10.06	142,410
01/01/2010 to 12/31/2010	$10.06	$10.59	134,991
01/01/2011 to 12/31/2011	$10.59	$10.96	101,814
01/01/2012 to 12/31/2012	$10.96	$11.55	106,538
01/01/2013 to 12/31/2013	$11.55	$11.11	106,173
01/01/2014 to 12/31/2014	$11.11	$11.63	145,274
01/01/2015 to 12/31/2015	$11.63	$11.49	96,684

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Evergreen VA Growth Fund
01/01/2006 to 12/31/2006	$11.38	$12.34	0
01/01/2007 to 12/31/2007	$12.34	$13.38	0
01/01/2008 to 12/31/2008	$13.38	$7.69	0
01/01/2009 to 12/31/2009	$7.69	$10.50	0
01/01/2010 to 07/16/2010	$10.50	$10.24	0

Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$10.94	$13.16	0
01/01/2007 to 12/31/2007	$13.16	$14.77	0
01/01/2008 to 12/31/2008	$14.77	$8.44	38
01/01/2009 to 12/31/2009	$8.44	$9.56	1,320
01/01/2010 to 07/16/2010	$9.56	$9.04	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$10.55	$10.93	0
01/01/2007 to 12/31/2007	$10.93	$11.94	0
01/01/2008 to 12/31/2008	$11.94	$8.49	1,419
01/01/2009 to 12/31/2009	$8.49	$11.94	4,591
01/01/2010 to 07/16/2010	$11.94	$11.11	0

First Trust Target Focus Four Portfolio
01/01/2006 to 12/31/2006	$9.79	$9.95	0
01/01/2007 to 12/31/2007	$9.95	$10.26	0
01/01/2008 to 12/31/2008	$10.26	$5.63	0
01/01/2009 to 12/31/2009	$5.63	$7.08	38
01/01/2010 to 12/31/2010	$7.08	$8.23	377
01/01/2011 to 12/31/2011	$8.23	$7.16	171
01/01/2012 to 12/31/2012	$7.16	$7.96	0
01/01/2013 to 12/31/2013	$7.96	$10.18	0
01/01/2014 to 04/25/2014	$10.18	$10.48	0

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.61	327,307
01/01/2009 to 12/31/2009	$6.61	$8.40	367,251
01/01/2010 to 12/31/2010	$8.40	$9.04	443,147
01/01/2011 to 12/31/2011	$9.04	$8.68	417,393
01/01/2012 to 09/21/2012	$8.68	$9.67	0

Global Dividend Target 15 Portfolio
01/01/2006 to 12/31/2006	$10.89	$14.72	0
01/01/2007 to 12/31/2007	$14.72	$16.29	0
01/01/2008 to 12/31/2008	$16.29	$9.10	2,636
01/01/2009 to 12/31/2009	$9.10	$12.54	10,372
01/01/2010 to 12/31/2010	$12.54	$13.43	13,792
01/01/2011 to 12/31/2011	$13.43	$12.13	8,771
01/01/2012 to 12/31/2012	$12.13	$14.85	27,151
01/01/2013 to 12/31/2013	$14.85	$16.59	14,311
01/01/2014 to 04/25/2014	$16.59	$16.20	0

Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.13	378
01/01/2012 to 04/27/2012	$8.13	$9.19	0

Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.08	2,023
01/01/2012 to 12/31/2012	$9.08	$10.52	1,016
01/01/2013 to 12/31/2013	$10.52	$13.47	503
01/01/2014 to 12/31/2014	$13.47	$14.84	791
01/01/2015 to 12/31/2015	$14.84	$14.79	401

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Dynamics Fund - Series I
01/01/2006 to 12/31/2006	$10.85	$12.31	0
01/01/2007 to 12/31/2007	$12.31	$13.48	0
01/01/2008 to 12/31/2008	$13.48	$6.83	179
01/01/2009 to 12/31/2009	$6.83	$9.51	1,838
01/01/2010 to 12/31/2010	$9.51	$11.50	961
01/01/2011 to 04/29/2011	$11.50	$12.77	0

Invesco V.I. Financial Services Fund - Series I
01/01/2006 to 12/31/2006	$10.68	$12.15	0
01/01/2007 to 12/31/2007	$12.15	$9.23	0
01/01/2008 to 12/31/2008	$9.23	$3.65	3,556
01/01/2009 to 12/31/2009	$3.65	$4.55	12,931
01/01/2010 to 12/31/2010	$4.55	$4.90	6,710
01/01/2011 to 04/29/2011	$4.90	$5.15	0

Invesco V.I. Global Health Care Fund - Series I
01/01/2006 to 12/31/2006	$11.10	$11.41	0
01/01/2007 to 12/31/2007	$11.41	$12.46	0
01/01/2008 to 12/31/2008	$12.46	$8.69	1,791
01/01/2009 to 12/31/2009	$8.69	$10.83	2,210
01/01/2010 to 12/31/2010	$10.83	$11.13	1,167
01/01/2011 to 12/31/2011	$11.13	$11.30	897
01/01/2012 to 12/31/2012	$11.30	$13.34	944
01/01/2013 to 12/31/2013	$13.34	$18.31	263
01/01/2014 to 12/31/2014	$18.31	$21.40	465
01/01/2015 to 12/31/2015	$21.40	$21.56	239

Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.72	470
01/01/2013 to 12/31/2013	$9.72	$13.00	265
01/01/2014 to 12/31/2014	$13.00	$13.72	0
01/01/2015 to 12/31/2015	$13.72	$13.56	0

Invesco V.I. Technology Fund - Series I
01/01/2006 to 12/31/2006	$10.66	$11.50	0
01/01/2007 to 12/31/2007	$11.50	$12.09	0
01/01/2008 to 12/31/2008	$12.09	$6.55	0
01/01/2009 to 12/31/2009	$6.55	$10.07	0
01/01/2010 to 12/31/2010	$10.07	$11.93	0
01/01/2011 to 12/31/2011	$11.93	$11.06	0
01/01/2012 to 12/31/2012	$11.06	$12.02	0
01/01/2013 to 12/31/2013	$12.02	$14.69	0
01/01/2014 to 12/31/2014	$14.69	$15.93	0
01/01/2015 to 12/31/2015	$15.93	$16.62	0

NASDAQ Target 15 Portfolio
01/01/2006 to 12/31/2006	$10.81	$11.49	0
01/01/2007 to 12/31/2007	$11.49	$13.66	0
01/01/2008 to 12/31/2008	$13.66	$6.55	0
01/01/2009 to 12/31/2009	$6.55	$7.48	0
01/01/2010 to 12/31/2010	$7.48	$9.52	0
01/01/2011 to 12/31/2011	$9.52	$9.42	0
01/01/2012 to 12/31/2012	$9.42	$10.39	0
01/01/2013 to 12/31/2013	$10.39	$15.10	0
01/01/2014 to 04/25/2014	$15.10	$15.01	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
NVIT Developing Markets Fund
01/01/2006 to 12/31/2006	$11.99	$15.76	21
01/01/2007 to 12/31/2007	$15.76	$22.08	24
01/01/2008 to 12/31/2008	$22.08	$9.09	6,286
01/01/2009 to 12/31/2009	$9.09	$14.39	21,628
01/01/2010 to 12/31/2010	$14.39	$16.32	21,154
01/01/2011 to 12/31/2011	$16.32	$12.37	11,856
01/01/2012 to 12/31/2012	$12.37	$14.10	9,331
01/01/2013 to 12/31/2013	$14.10	$13.78	1,694
01/01/2014 to 12/31/2014	$13.78	$12.67	1,804
01/01/2015 to 12/31/2015	$12.67	$10.35	931

ProFund VP Asia 30
01/01/2006 to 12/31/2006	$11.16	$15.18	0
01/01/2007 to 12/31/2007	$15.18	$21.89	0
01/01/2008 to 12/31/2008	$21.89	$10.51	0
01/01/2009 to 12/31/2009	$10.51	$15.83	0
01/01/2010 to 12/31/2010	$15.83	$17.61	0
01/01/2011 to 12/31/2011	$17.61	$12.55	0
01/01/2012 to 12/31/2012	$12.55	$14.15	0
01/01/2013 to 12/31/2013	$14.15	$15.89	0
01/01/2014 to 12/31/2014	$15.89	$15.27	0
01/01/2015 to 12/31/2015	$15.27	$13.51	0

ProFund VP Banks
01/01/2006 to 12/31/2006	$10.15	$11.44	0
01/01/2007 to 12/31/2007	$11.44	$8.13	0
01/01/2008 to 12/31/2008	$8.13	$4.21	0
01/01/2009 to 12/31/2009	$4.21	$3.94	0
01/01/2010 to 12/31/2010	$3.94	$4.17	0
01/01/2011 to 12/31/2011	$4.17	$2.98	0
01/01/2012 to 12/31/2012	$2.98	$3.88	0
01/01/2013 to 12/31/2013	$3.88	$5.06	0
01/01/2014 to 12/31/2014	$5.06	$5.45	0
01/01/2015 to 12/31/2015	$5.45	$5.30	0

ProFund VP Basic Materials
01/01/2006 to 12/31/2006	$9.53	$10.75	0
01/01/2007 to 12/31/2007	$10.75	$13.71	0
01/01/2008 to 12/31/2008	$13.71	$6.50	0
01/01/2009 to 12/31/2009	$6.50	$10.31	0
01/01/2010 to 12/31/2010	$10.31	$13.06	0
01/01/2011 to 12/31/2011	$13.06	$10.69	0
01/01/2012 to 12/31/2012	$10.69	$11.33	0
01/01/2013 to 12/31/2013	$11.33	$13.10	0
01/01/2014 to 12/31/2014	$13.10	$13.01	0
01/01/2015 to 12/31/2015	$13.01	$10.94	0

ProFund VP Bear
01/01/2006 to 12/31/2006	$9.59	$8.67	0
01/01/2007 to 12/31/2007	$8.67	$8.51	0
01/01/2008 to 12/31/2008	$8.51	$11.63	0
01/01/2009 to 12/31/2009	$11.63	$8.19	0
01/01/2010 to 12/31/2010	$8.19	$6.57	0
01/01/2011 to 12/31/2011	$6.57	$5.85	0
01/01/2012 to 12/31/2012	$5.85	$4.76	0
01/01/2013 to 12/31/2013	$4.76	$3.42	0
01/01/2014 to 12/31/2014	$3.42	$2.86	0
01/01/2015 to 12/31/2015	$2.86	$2.66	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Biotechnology
01/01/2006 to 12/31/2006	$13.56	$12.70	0
01/01/2007 to 12/31/2007	$12.70	$12.25	0
01/01/2008 to 12/31/2008	$12.25	$12.19	0
01/01/2009 to 12/31/2009	$12.19	$12.34	0
01/01/2010 to 12/31/2010	$12.34	$12.67	0
01/01/2011 to 12/31/2011	$12.67	$13.18	0
01/01/2012 to 12/31/2012	$13.18	$18.11	0
01/01/2013 to 12/31/2013	$18.11	$29.79	0
01/01/2014 to 12/31/2014	$29.79	$37.73	0
01/01/2015 to 12/31/2015	$37.73	$38.06	0

ProFund VP Bull
01/01/2006 to 12/31/2006	$10.17	$11.29	0
01/01/2007 to 12/31/2007	$11.29	$11.42	0
01/01/2008 to 12/31/2008	$11.42	$6.95	0
01/01/2009 to 12/31/2009	$6.95	$8.44	0
01/01/2010 to 12/31/2010	$8.44	$9.28	0
01/01/2011 to 12/31/2011	$9.28	$9.06	0
01/01/2012 to 12/31/2012	$9.06	$10.07	0
01/01/2013 to 12/31/2013	$10.07	$12.76	0
01/01/2014 to 12/31/2014	$12.76	$13.89	0
01/01/2015 to 12/31/2015	$13.89	$13.51	0

ProFund VP Consumer Goods Portfolio
01/01/2006 to 12/31/2006	$9.78	$10.76	0
01/01/2007 to 12/31/2007	$10.76	$11.30	0
01/01/2008 to 12/31/2008	$11.30	$8.09	0
01/01/2009 to 12/31/2009	$8.09	$9.60	0
01/01/2010 to 12/31/2010	$9.60	$11.01	0
01/01/2011 to 12/31/2011	$11.01	$11.49	0
01/01/2012 to 12/31/2012	$11.49	$12.44	0
01/01/2013 to 12/31/2013	$12.44	$15.61	0
01/01/2014 to 12/31/2014	$15.61	$16.80	0
01/01/2015 to 12/31/2015	$16.80	$17.09	0

ProFund VP Consumer Services
01/01/2006 to 12/31/2006	$9.72	$10.63	0
01/01/2007 to 12/31/2007	$10.63	$9.52	0
01/01/2008 to 12/31/2008	$9.52	$6.38	0
01/01/2009 to 12/31/2009	$6.38	$8.15	0
01/01/2010 to 12/31/2010	$8.15	$9.66	0
01/01/2011 to 12/31/2011	$9.66	$9.95	0
01/01/2012 to 12/31/2012	$9.95	$11.86	0
01/01/2013 to 12/31/2013	$11.86	$16.20	0
01/01/2014 to 12/31/2014	$16.20	$17.79	0
01/01/2015 to 12/31/2015	$17.79	$18.19	0

ProFund VP Europe 30
01/01/2006 to 12/31/2006	$10.47	$12.02	0
01/01/2007 to 12/31/2007	$12.02	$13.44	0
01/01/2008 to 12/31/2008	$13.44	$7.35	0
01/01/2009 to 12/31/2009	$7.35	$9.49	0
01/01/2010 to 12/31/2010	$9.49	$9.52	0
01/01/2011 to 12/31/2011	$9.52	$8.47	0
01/01/2012 to 12/31/2012	$8.47	$9.64	0
01/01/2013 to 12/31/2013	$9.64	$11.45	0
01/01/2014 to 12/31/2014	$11.45	$10.21	0
01/01/2015 to 12/31/2015	$10.21	$8.89	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Financials
01/01/2006 to 12/31/2006	$10.58	$12.13	0
01/01/2007 to 12/31/2007	$12.13	$9.58	0
01/01/2008 to 12/31/2008	$9.58	$4.63	0
01/01/2009 to 12/31/2009	$4.63	$5.19	0
01/01/2010 to 12/31/2010	$5.19	$5.63	0
01/01/2011 to 12/31/2011	$5.63	$4.73	0
01/01/2012 to 12/31/2012	$4.73	$5.77	0
01/01/2013 to 12/31/2013	$5.77	$7.44	0
01/01/2014 to 12/31/2014	$7.44	$8.20	0
01/01/2015 to 12/31/2015	$8.20	$7.89	0

ProFund VP Health Care
01/01/2006 to 12/31/2006	$10.52	$10.81	0
01/01/2007 to 12/31/2007	$10.81	$11.25	0
01/01/2008 to 12/31/2008	$11.25	$8.31	0
01/01/2009 to 12/31/2009	$8.31	$9.71	0
01/01/2010 to 12/31/2010	$9.71	$9.75	0
01/01/2011 to 12/31/2011	$9.75	$10.48	0
01/01/2012 to 12/31/2012	$10.48	$12.02	0
01/01/2013 to 12/31/2013	$12.02	$16.40	0
01/01/2014 to 12/31/2014	$16.40	$19.81	0
01/01/2015 to 12/31/2015	$19.81	$20.32	0

ProFund VP Industrials
01/01/2006 to 12/31/2006	$10.12	$11.03	0
01/01/2007 to 12/31/2007	$11.03	$12.03	0
01/01/2008 to 12/31/2008	$12.03	$6.99	0
01/01/2009 to 12/31/2009	$6.99	$8.47	0
01/01/2010 to 12/31/2010	$8.47	$10.24	0
01/01/2011 to 12/31/2011	$10.24	$9.82	0
01/01/2012 to 12/31/2012	$9.82	$11.11	0
01/01/2013 to 12/31/2013	$11.11	$14.99	0
01/01/2014 to 12/31/2014	$14.99	$15.45	0
01/01/2015 to 12/31/2015	$15.45	$14.57	0

ProFund VP Internet
01/01/2006 to 12/31/2006	$12.78	$12.65	0
01/01/2007 to 12/31/2007	$12.65	$13.61	0
01/01/2008 to 12/31/2008	$13.61	$7.33	0
01/01/2009 to 12/31/2009	$7.33	$12.69	0
01/01/2010 to 12/31/2010	$12.69	$16.77	0
01/01/2011 to 12/31/2011	$16.77	$15.24	0
01/01/2012 to 12/31/2012	$15.24	$17.83	0
01/01/2013 to 12/31/2013	$17.83	$26.41	0
01/01/2014 to 12/31/2014	$26.41	$26.08	0
01/01/2015 to 12/31/2015	$26.08	$30.65	0

ProFund VP Japan
01/01/2006 to 12/31/2006	$13.45	$14.56	0
01/01/2007 to 12/31/2007	$14.56	$12.79	0
01/01/2008 to 12/31/2008	$12.79	$7.39	0
01/01/2009 to 12/31/2009	$7.39	$7.96	0
01/01/2010 to 12/31/2010	$7.96	$7.27	0
01/01/2011 to 12/31/2011	$7.27	$5.78	0
01/01/2012 to 12/31/2012	$5.78	$6.94	0
01/01/2013 to 12/31/2013	$6.94	$10.05	0
01/01/2014 to 12/31/2014	$10.05	$10.13	0
01/01/2015 to 12/31/2015	$10.13	$10.46	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Growth
01/01/2006 to 12/31/2006	$10.04	$10.69	0
01/01/2007 to 12/31/2007	$10.69	$11.17	0
01/01/2008 to 12/31/2008	$11.17	$7.03	0
01/01/2009 to 12/31/2009	$7.03	$8.91	0
01/01/2010 to 12/31/2010	$8.91	$9.84	0
01/01/2011 to 12/31/2011	$9.84	$9.91	0
01/01/2012 to 12/31/2012	$9.91	$10.91	0
01/01/2013 to 12/31/2013	$10.91	$13.92	0
01/01/2014 to 12/31/2014	$13.92	$15.35	0
01/01/2015 to 12/31/2015	$15.35	$15.56	0

ProFund VP Large-Cap Value
01/01/2006 to 12/31/2006	$10.25	$11.88	0
01/01/2007 to 12/31/2007	$11.88	$11.62	0
01/01/2008 to 12/31/2008	$11.62	$6.75	0
01/01/2009 to 12/31/2009	$6.75	$7.88	0
01/01/2010 to 12/31/2010	$7.88	$8.69	0
01/01/2011 to 12/31/2011	$8.69	$8.37	0
01/01/2012 to 12/31/2012	$8.37	$9.44	0
01/01/2013 to 12/31/2013	$9.44	$11.97	0
01/01/2014 to 12/31/2014	$11.97	$12.92	0
01/01/2015 to 12/31/2015	$12.92	$12.01	0

ProFund VP Mid-Cap Growth
01/01/2006 to 12/31/2006	$10.81	$10.98	0
01/01/2007 to 12/31/2007	$10.98	$11.98	0
01/01/2008 to 12/31/2008	$11.98	$7.16	0
01/01/2009 to 12/31/2009	$7.16	$9.67	0
01/01/2010 to 12/31/2010	$9.67	$12.12	0
01/01/2011 to 12/31/2011	$12.12	$11.50	0
01/01/2012 to 12/31/2012	$11.50	$12.95	0
01/01/2013 to 12/31/2013	$12.95	$16.51	0
01/01/2014 to 12/31/2014	$16.51	$17.07	0
01/01/2015 to 12/31/2015	$17.07	$16.72	0

ProFund VP Mid-Cap Value
01/01/2006 to 12/31/2006	$10.66	$11.69	0
01/01/2007 to 12/31/2007	$11.69	$11.52	0
01/01/2008 to 12/31/2008	$11.52	$7.17	0
01/01/2009 to 12/31/2009	$7.17	$9.16	0
01/01/2010 to 12/31/2010	$9.16	$10.77	0
01/01/2011 to 12/31/2011	$10.77	$10.11	0
01/01/2012 to 12/31/2012	$10.11	$11.50	0
01/01/2013 to 12/31/2013	$11.50	$14.85	0
01/01/2014 to 12/31/2014	$14.85	$15.97	0
01/01/2015 to 12/31/2015	$15.97	$14.32	0

ProFund VP NASDAQ-100
01/01/2006 to 12/31/2006	$10.61	$10.93	0
01/01/2007 to 12/31/2007	$10.93	$12.55	0
01/01/2008 to 12/31/2008	$12.55	$7.05	0
01/01/2009 to 12/31/2009	$7.05	$10.46	0
01/01/2010 to 12/31/2010	$10.46	$12.08	0
01/01/2011 to 12/31/2011	$12.08	$11.97	0
01/01/2012 to 12/31/2012	$11.97	$13.58	0
01/01/2013 to 12/31/2013	$13.58	$17.81	0
01/01/2014 to 12/31/2014	$17.81	$20.35	0
01/01/2015 to 12/31/2015	$20.35	$21.35	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Oil & Gas
01/01/2006 to 12/31/2006	$10.98	$12.94	0
01/01/2007 to 12/31/2007	$12.94	$16.73	0
01/01/2008 to 12/31/2008	$16.73	$10.30	0
01/01/2009 to 12/31/2009	$10.30	$11.62	0
01/01/2010 to 12/31/2010	$11.62	$13.36	0
01/01/2011 to 12/31/2011	$13.36	$13.34	0
01/01/2012 to 12/31/2012	$13.34	$13.40	0
01/01/2013 to 12/31/2013	$13.40	$16.24	0
01/01/2014 to 12/31/2014	$16.24	$14.13	0
01/01/2015 to 12/31/2015	$14.13	$10.58	0

ProFund VP Pharmaceuticals
01/01/2006 to 12/31/2006	$9.49	$10.39	0
01/01/2007 to 12/31/2007	$10.39	$10.38	0
01/01/2008 to 12/31/2008	$10.38	$8.16	0
01/01/2009 to 12/31/2009	$8.16	$9.32	0
01/01/2010 to 12/31/2010	$9.32	$9.14	0
01/01/2011 to 12/31/2011	$9.14	$10.37	0
01/01/2012 to 12/31/2012	$10.37	$11.32	0
01/01/2013 to 12/31/2013	$11.32	$14.55	0
01/01/2014 to 12/31/2014	$14.55	$16.96	0
01/01/2015 to 12/31/2015	$16.96	$17.30	0

ProFund VP Precious Metals
01/01/2006 to 12/31/2006	$12.06	$12.65	0
01/01/2007 to 12/31/2007	$12.65	$15.12	0
01/01/2008 to 12/31/2008	$15.12	$10.22	0
01/01/2009 to 12/31/2009	$10.22	$13.51	0
01/01/2010 to 12/31/2010	$13.51	$17.53	0
01/01/2011 to 12/31/2011	$17.53	$13.83	0
01/01/2012 to 12/31/2012	$13.83	$11.54	0
01/01/2013 to 12/31/2013	$11.54	$6.99	0
01/01/2014 to 12/31/2014	$6.99	$5.20	0
01/01/2015 to 12/31/2015	$5.20	$3.41	0

ProFund VP Real Estate
01/01/2006 to 12/31/2006	$11.23	$14.53	0
01/01/2007 to 12/31/2007	$14.53	$11.41	0
01/01/2008 to 12/31/2008	$11.41	$6.54	0
01/01/2009 to 12/31/2009	$6.54	$8.17	0
01/01/2010 to 12/31/2010	$8.17	$9.95	0
01/01/2011 to 12/31/2011	$9.95	$10.18	0
01/01/2012 to 12/31/2012	$10.18	$11.65	0
01/01/2013 to 12/31/2013	$11.65	$11.38	0
01/01/2014 to 12/31/2014	$11.38	$13.90	0
01/01/2015 to 12/31/2015	$13.90	$13.61	0

ProFund VP Rising Rates Opportunity
01/01/2006 to 12/31/2006	$9.13	$9.82	0
01/01/2007 to 12/31/2007	$9.82	$9.09	0
01/01/2008 to 12/31/2008	$9.09	$5.51	0
01/01/2009 to 12/31/2009	$5.51	$7.11	0
01/01/2010 to 12/31/2010	$7.11	$5.83	0
01/01/2011 to 12/31/2011	$5.83	$3.56	0
01/01/2012 to 12/31/2012	$3.56	$3.23	0
01/01/2013 to 12/31/2013	$3.23	$3.68	0
01/01/2014 to 12/31/2014	$3.68	$2.50	0
01/01/2015 to 12/31/2015	$2.50	$2.41	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Semiconductor
01/01/2006 to 12/31/2006	$10.71	$9.71	0
01/01/2007 to 12/31/2007	$9.71	$10.16	0
01/01/2008 to 12/31/2008	$10.16	$4.98	0
01/01/2009 to 12/31/2009	$4.98	$7.97	0
01/01/2010 to 12/31/2010	$7.97	$8.75	0
01/01/2011 to 12/31/2011	$8.75	$8.21	0
01/01/2012 to 12/31/2012	$8.21	$7.68	0
01/01/2013 to 12/31/2013	$7.68	$10.02	0
01/01/2014 to 12/31/2014	$10.02	$13.16	0
01/01/2015 to 12/31/2015	$13.16	$12.48	0

ProFund VP Short Mid-Cap
01/01/2006 to 12/31/2006	$8.99	$8.46	0
01/01/2007 to 12/31/2007	$8.46	$8.02	0
01/01/2008 to 12/31/2008	$8.02	$10.33	0
01/01/2009 to 12/31/2009	$10.33	$6.51	0
01/01/2010 to 12/31/2010	$6.51	$4.72	0
01/01/2011 to 12/31/2011	$4.72	$4.23	0
01/01/2012 to 12/31/2012	$4.23	$3.35	0
01/01/2013 to 12/31/2013	$3.35	$2.36	0
01/01/2014 to 12/31/2014	$2.36	$2.02	0
01/01/2015 to 12/31/2015	$2.02	$1.94	0

ProFund VP Short NASDAQ-100
01/01/2006 to 12/31/2006	$9.19	$8.85	0
01/01/2007 to 12/31/2007	$8.85	$7.65	0
01/01/2008 to 12/31/2008	$7.65	$11.06	0
01/01/2009 to 12/31/2009	$11.06	$6.41	0
01/01/2010 to 12/31/2010	$6.41	$4.93	0
01/01/2011 to 12/31/2011	$4.93	$4.31	0
01/01/2012 to 12/31/2012	$4.31	$3.42	0
01/01/2013 to 12/31/2013	$3.42	$2.36	0
01/01/2014 to 12/31/2014	$2.36	$1.86	0
01/01/2015 to 12/31/2015	$1.86	$1.58	0

ProFund VP Short Small-Cap
01/01/2006 to 12/31/2006	$9.22	$7.94	0
01/01/2007 to 12/31/2007	$7.94	$8.10	0
01/01/2008 to 12/31/2008	$8.10	$9.82	0
01/01/2009 to 12/31/2009	$9.82	$6.48	0
01/01/2010 to 12/31/2010	$6.48	$4.50	0
01/01/2011 to 12/31/2011	$4.50	$3.99	0
01/01/2012 to 12/31/2012	$3.99	$3.16	0
01/01/2013 to 12/31/2013	$3.16	$2.12	0
01/01/2014 to 12/31/2014	$2.12	$1.88	0
01/01/2015 to 12/31/2015	$1.88	$1.82	0

ProFund VP Small-Cap Growth
01/01/2006 to 12/31/2006	$10.54	$11.18	0
01/01/2007 to 12/31/2007	$11.18	$11.36	0
01/01/2008 to 12/31/2008	$11.36	$7.32	0
01/01/2009 to 12/31/2009	$7.32	$9.01	0
01/01/2010 to 12/31/2010	$9.01	$11.07	0
01/01/2011 to 12/31/2011	$11.07	$10.95	0
01/01/2012 to 12/31/2012	$10.95	$12.02	0
01/01/2013 to 12/31/2013	$12.02	$16.49	0
01/01/2014 to 12/31/2014	$16.49	$16.45	0
01/01/2015 to 12/31/2015	$16.45	$16.25	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
01/01/2006 to 12/31/2006	$10.35	$11.87	0
01/01/2007 to 12/31/2007	$11.87	$10.75	0
01/01/2008 to 12/31/2008	$10.75	$7.28	0
01/01/2009 to 12/31/2009	$7.28	$8.56	0
01/01/2010 to 12/31/2010	$8.56	$10.20	0
01/01/2011 to 12/31/2011	$10.20	$9.55	0
01/01/2012 to 12/31/2012	$9.55	$10.84	0
01/01/2013 to 12/31/2013	$10.84	$14.57	0
01/01/2014 to 12/31/2014	$14.57	$15.05	0
01/01/2015 to 12/31/2015	$15.05	$13.48	0

ProFund VP Technology
01/01/2006 to 12/31/2006	$10.60	$11.18	0
01/01/2007 to 12/31/2007	$11.18	$12.49	0
01/01/2008 to 12/31/2008	$12.49	$6.79	0
01/01/2009 to 12/31/2009	$6.79	$10.70	0
01/01/2010 to 12/31/2010	$10.70	$11.57	0
01/01/2011 to 12/31/2011	$11.57	$11.14	0
01/01/2012 to 12/31/2012	$11.14	$12.00	0
01/01/2013 to 12/31/2013	$12.00	$14.67	0
01/01/2014 to 12/31/2014	$14.67	$16.92	0
01/01/2015 to 12/31/2015	$16.92	$16.92	0

ProFund VP Telecommunications
01/01/2006 to 12/31/2006	$9.79	$12.84	0
01/01/2007 to 12/31/2007	$12.84	$13.58	0
01/01/2008 to 12/31/2008	$13.58	$8.70	0
01/01/2009 to 12/31/2009	$8.70	$9.12	0
01/01/2010 to 12/31/2010	$9.12	$10.30	0
01/01/2011 to 12/31/2011	$10.30	$10.24	0
01/01/2012 to 12/31/2012	$10.24	$11.66	0
01/01/2013 to 12/31/2013	$11.66	$12.76	0
01/01/2014 to 12/31/2014	$12.76	$12.53	0
01/01/2015 to 12/31/2015	$12.53	$12.42	0

ProFund VP U.S. Government Plus
01/01/2006 to 12/31/2006	$10.60	$9.88	0
01/01/2007 to 12/31/2007	$9.88	$10.62	0
01/01/2008 to 12/31/2008	$10.62	$15.53	0
01/01/2009 to 12/31/2009	$15.53	$10.22	0
01/01/2010 to 12/31/2010	$10.22	$10.99	0
01/01/2011 to 12/31/2011	$10.99	$15.40	0
01/01/2012 to 12/31/2012	$15.40	$15.19	0
01/01/2013 to 12/31/2013	$15.19	$12.00	0
01/01/2014 to 12/31/2014	$12.00	$15.98	0
01/01/2015 to 12/31/2015	$15.98	$14.72	0

ProFund VP UltraBull
01/01/2006 to 12/31/2006	$10.30	$12.38	0
01/01/2007 to 12/31/2007	$12.38	$12.19	0
01/01/2008 to 12/31/2008	$12.19	$3.88	0
01/01/2009 to 12/31/2009	$3.88	$5.48	0
01/01/2010 to 12/31/2010	$5.48	$6.54	0
01/01/2011 to 12/31/2011	$6.54	$6.08	0
01/01/2012 to 12/31/2012	$6.08	$7.65	0
01/01/2013 to 12/31/2013	$7.65	$12.55	0
01/01/2014 to 12/31/2014	$12.55	$15.11	0
01/01/2015 to 12/31/2015	$15.11	$14.33	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP UltraMid-Cap
01/01/2006 to 12/31/2006	$11.44	$12.36	0
01/01/2007 to 12/31/2007	$12.36	$12.79	0
01/01/2008 to 12/31/2008	$12.79	$4.06	0
01/01/2009 to 12/31/2009	$4.06	$6.58	0
01/01/2010 to 12/31/2010	$6.58	$9.61	0
01/01/2011 to 12/31/2011	$9.61	$8.11	0
01/01/2012 to 12/31/2012	$8.11	$10.49	0
01/01/2013 to 12/31/2013	$10.49	$17.47	0
01/01/2014 to 12/31/2014	$17.47	$19.68	0
01/01/2015 to 12/31/2015	$19.68	$17.46	0

ProFund VP UltraNASDAQ-100
01/01/2006 to 12/31/2006	$11.10	$11.37	0
01/01/2007 to 12/31/2007	$11.37	$14.26	0
01/01/2008 to 12/31/2008	$14.26	$3.80	0
01/01/2009 to 12/31/2009	$3.80	$8.13	0
01/01/2010 to 12/31/2010	$8.13	$10.73	0
01/01/2011 to 12/31/2011	$10.73	$10.36	0
01/01/2012 to 12/31/2012	$10.36	$13.53	0
01/01/2013 to 12/31/2013	$13.53	$23.65	0
01/01/2014 to 12/31/2014	$23.65	$31.37	0
01/01/2015 to 12/31/2015	$31.37	$34.80	0

ProFund VP UltraSmall-Cap
01/01/2006 to 12/31/2006	$10.72	$13.19	0
01/01/2007 to 12/31/2007	$13.19	$11.18	0
01/01/2008 to 12/31/2008	$11.18	$3.69	0
01/01/2009 to 12/31/2009	$3.69	$5.05	0
01/01/2010 to 12/31/2010	$5.05	$7.32	0
01/01/2011 to 12/31/2011	$7.32	$5.80	0
01/01/2012 to 12/31/2012	$5.80	$7.34	0
01/01/2013 to 12/31/2013	$7.34	$13.38	0
01/01/2014 to 12/31/2014	$13.38	$13.77	0
01/01/2015 to 12/31/2015	$13.77	$11.70	0

ProFund VP Utilities
01/01/2006 to 12/31/2006	$10.66	$12.41	0
01/01/2007 to 12/31/2007	$12.41	$14.03	0
01/01/2008 to 12/31/2008	$14.03	$9.50	0
01/01/2009 to 12/31/2009	$9.50	$10.27	0
01/01/2010 to 12/31/2010	$10.27	$10.62	0
01/01/2011 to 12/31/2011	$10.62	$12.19	0
01/01/2012 to 12/31/2012	$12.19	$11.92	0
01/01/2013 to 12/31/2013	$11.92	$13.19	0
01/01/2014 to 12/31/2014	$13.19	$16.21	0
01/01/2015 to 12/31/2015	$16.21	$14.82	0

Prudential SP International Growth Portfolio
01/01/2006 to 12/31/2006	$11.24	$13.28	0
01/01/2007 to 12/31/2007	$13.28	$15.51	0
01/01/2008 to 12/31/2008	$15.51	$7.52	0
01/01/2009 to 12/31/2009	$7.52	$10.08	0
01/01/2010 to 12/31/2010	$10.08	$11.22	0
01/01/2011 to 12/31/2011	$11.22	$9.32	0
01/01/2012 to 12/31/2012	$9.32	$11.14	0
01/01/2013 to 12/31/2013	$11.14	$12.93	0
01/01/2014 to 12/31/2014	$12.93	$11.91	0
01/01/2015 to 12/31/2015	$11.91	$12.02	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
S&P Target 24 Portfolio
01/01/2006 to 12/31/2006	$10.53	$10.58	0
01/01/2007 to 12/31/2007	$10.58	$10.77	0
01/01/2008 to 12/31/2008	$10.77	$7.58	1,916
01/01/2009 to 12/31/2009	$7.58	$8.42	0
01/01/2010 to 12/31/2010	$8.42	$9.81	0
01/01/2011 to 12/31/2011	$9.81	$10.40	68
01/01/2012 to 12/31/2012	$10.40	$11.11	71
01/01/2013 to 12/31/2013	$11.11	$15.43	46
01/01/2014 to 04/25/2014	$15.43	$15.19	0

Target Managed VIP Portfolio
01/01/2006 to 12/31/2006	$10.49	$11.42	0
01/01/2007 to 12/31/2007	$11.42	$12.21	0
01/01/2008 to 12/31/2008	$12.21	$6.58	1,798
01/01/2009 to 12/31/2009	$6.58	$7.26	11,014
01/01/2010 to 12/31/2010	$7.26	$8.44	4,475
01/01/2011 to 12/31/2011	$8.44	$8.11	1,623
01/01/2012 to 12/31/2012	$8.11	$8.95	21
01/01/2013 to 12/31/2013	$8.95	$11.86	0
01/01/2014 to 04/25/2014	$11.86	$11.76	0

The DOW DART 10 Portfolio
01/01/2006 to 12/31/2006	$9.58	$11.75	0
01/01/2007 to 12/31/2007	$11.75	$11.55	0
01/01/2008 to 12/31/2008	$11.55	$8.06	0
01/01/2009 to 12/31/2009	$8.06	$8.97	0
01/01/2010 to 12/31/2010	$8.97	$10.23	0
01/01/2011 to 12/31/2011	$10.23	$10.76	0
01/01/2012 to 12/31/2012	$10.76	$11.63	0
01/01/2013 to 12/31/2013	$11.63	$14.86	0
01/01/2014 to 04/25/2014	$14.86	$14.60	0

The DOW Target Dividend Portfolio
01/01/2006 to 12/31/2006	$9.71	$11.21	0
01/01/2007 to 12/31/2007	$11.21	$11.06	0
01/01/2008 to 12/31/2008	$11.06	$6.42	5,504
01/01/2009 to 12/31/2009	$6.42	$7.16	792
01/01/2010 to 12/31/2010	$7.16	$8.14	0
01/01/2011 to 12/31/2011	$8.14	$8.43	0
01/01/2012 to 12/31/2012	$8.43	$8.69	0
01/01/2013 to 12/31/2013	$8.69	$10.88	0
01/01/2014 to 04/25/2014	$10.88	$11.22	0

Value Line Target 25 Portfolio
01/01/2006 to 12/31/2006	$11.17	$11.22	0
01/01/2007 to 12/31/2007	$11.22	$12.95	0
01/01/2008 to 12/31/2008	$12.95	$5.71	0
01/01/2009 to 12/31/2009	$5.71	$5.97	0
01/01/2010 to 12/31/2010	$5.97	$7.61	0
01/01/2011 to 12/31/2011	$7.61	$5.60	0
01/01/2012 to 12/31/2012	$5.60	$6.63	0
01/01/2013 to 12/31/2013	$6.63	$8.51	0
01/01/2014 to 04/25/2014	$8.51	$9.06	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo Advantage VT Equity Income
01/01/2006 to 12/31/2006	$10.14	$11.74	0
01/01/2007 to 12/31/2007	$11.74	$11.78	0
01/01/2008 to 12/31/2008	$11.78	$7.31	0
01/01/2009 to 12/31/2009	$7.31	$8.34	0
01/01/2010 to 07/16/2010	$8.34	$7.98	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.05	$10.91	439
01/01/2011 to 12/31/2011	$10.91	$9.29	0
01/01/2012 to 12/31/2012	$9.29	$10.31	0
01/01/2013 to 12/31/2013	$10.31	$12.08	0
01/01/2014 to 12/31/2014	$12.08	$11.17	0
01/01/2015 to 12/31/2015	$11.17	$11.16	0

Wells Fargo VT Intrinsic Value Fund - Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$7.98	$9.27	6,075
01/01/2011 to 12/31/2011	$9.27	$8.86	14,440
01/01/2012 to 12/31/2012	$8.86	$10.33	19,181
01/01/2013 to 12/31/2013	$10.33	$13.15	0
01/01/2014 to 12/31/2014	$13.15	$14.16	0
01/01/2015 to 12/31/2015	$14.16	$13.76	0

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.11	$13.96	2,254
01/01/2011 to 12/31/2011	$13.96	$12.91	1,404
01/01/2012 to 12/31/2012	$12.91	$15.22	1,044
01/01/2013 to 12/31/2013	$15.22	$20.84	331
01/01/2014 to 12/31/2014	$20.84	$21.18	378
01/01/2015 to 12/31/2015	$21.18	$21.02	224

Wells Fargo VT Small Cap Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.21	0
01/01/2011 to 12/31/2011	$12.21	$11.40	0
01/01/2012 to 12/31/2012	$11.40	$12.04	0
01/01/2013 to 12/31/2013	$12.04	$17.70	0
01/01/2014 to 12/31/2014	$17.70	$16.99	0
01/01/2015 to 12/31/2015	$16.99	$16.16	0

*	Denotes the start date of these sub-accounts

ASAP III

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With LT5, HDV, and EBP (2.60%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
01/01/2006 to 12/31/2006	$10.49	$11.20	0
01/01/2007 to 12/31/2007	$11.20	$11.47	0
01/01/2008 to 12/31/2008	$11.47	$10.66	0
01/01/2009 to 12/31/2009	$10.66	$12.14	0
01/01/2010 to 12/31/2010	$12.14	$13.76	0
01/01/2011 to 12/31/2011	$13.76	$13.77	0
01/01/2012 to 12/31/2012	$13.77	$15.30	0
01/01/2013 to 12/31/2013	$15.30	$16.40	0
01/01/2014 to 12/31/2014	$16.40	$16.34	0
01/01/2015 to 12/31/2015	$16.34	$15.94	0

AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$10.90	0
01/01/2007 to 12/31/2007	$10.90	$11.59	0
01/01/2008 to 12/31/2008	$11.59	$7.70	65,805
01/01/2009 to 12/31/2009	$7.70	$9.32	68,058
01/01/2010 to 12/31/2010	$9.32	$10.16	52,394
01/01/2011 to 12/31/2011	$10.16	$9.64	46,603
01/01/2012 to 12/31/2012	$9.64	$10.57	45,787
01/01/2013 to 12/31/2013	$10.57	$11.32	32,719
01/01/2014 to 12/31/2014	$11.32	$11.44	31,309
01/01/2015 to 12/31/2015	$11.44	$10.79	23,441

AST Advanced Strategies Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.58	0
01/01/2007 to 12/31/2007	$10.58	$11.28	0
01/01/2008 to 12/31/2008	$11.28	$7.71	46,482
01/01/2009 to 12/31/2009	$7.71	$9.48	73,416
01/01/2010 to 12/31/2010	$9.48	$10.50	45,698
01/01/2011 to 12/31/2011	$10.50	$10.24	41,101
01/01/2012 to 12/31/2012	$10.24	$11.33	19,746
01/01/2013 to 12/31/2013	$11.33	$12.87	8,857
01/01/2014 to 12/31/2014	$12.87	$13.30	13,310
01/01/2015 to 12/31/2015	$13.30	$13.06	9,479

AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$10.25	$11.67	0
01/01/2007 to 12/31/2007	$11.67	$11.35	0
01/01/2008 to 12/31/2008	$11.35	$7.21	0
01/01/2009 to 12/31/2009	$7.21	$8.28	13,356
01/01/2010 to 12/31/2010	$8.28	$9.18	12,246
01/01/2011 to 12/31/2011	$9.18	$9.26	10,136
01/01/2012 to 05/04/2012	$9.26	$10.03	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$10.79	0
01/01/2007 to 12/31/2007	$10.79	$11.46	0
01/01/2008 to 12/31/2008	$11.46	$7.96	157,625
01/01/2009 to 12/31/2009	$7.96	$9.56	148,734
01/01/2010 to 12/31/2010	$9.56	$10.46	111,834
01/01/2011 to 12/31/2011	$10.46	$10.06	100,473
01/01/2012 to 12/31/2012	$10.06	$11.02	100,679
01/01/2013 to 12/31/2013	$11.02	$12.63	94,962
01/01/2014 to 12/31/2014	$12.63	$13.10	91,039
01/01/2015 to 12/31/2015	$13.10	$12.82	77,535

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.11	8,701
01/01/2012 to 12/31/2012	$9.11	$9.93	14,730
01/01/2013 to 12/31/2013	$9.93	$10.72	12,495
01/01/2014 to 12/31/2014	$10.72	$10.95	9,283
01/01/2015 to 12/31/2015	$10.95	$10.34	10,018

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.43	0
01/01/2014 to 12/31/2014	$10.43	$10.52	0
01/01/2015 to 12/31/2015	$10.52	$10.28	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$9.98	$10.09	0
01/01/2007 to 12/31/2007	$10.09	$10.49	0
01/01/2008 to 12/31/2008	$10.49	$10.34	49,868
01/01/2009 to 12/31/2009	$10.34	$11.10	167,258
01/01/2010 to 12/31/2010	$11.10	$11.23	1,664
01/01/2011 to 12/31/2011	$11.23	$11.18	1,658
01/01/2012 to 12/31/2012	$11.18	$11.40	1,577
01/01/2013 to 12/31/2013	$11.40	$10.87	630
01/01/2014 to 12/31/2014	$10.87	$10.57	657
01/01/2015 to 12/31/2015	$10.57	$10.35	241

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$10.07	$10.17	0
01/01/2007 to 12/31/2007	$10.17	$10.73	0
01/01/2008 to 12/31/2008	$10.73	$10.22	46,623
01/01/2009 to 12/31/2009	$10.22	$11.60	37,289
01/01/2010 to 12/31/2010	$11.60	$12.17	25,667
01/01/2011 to 12/31/2011	$12.17	$12.23	23,137
01/01/2012 to 12/31/2012	$12.23	$13.02	24,638
01/01/2013 to 12/31/2013	$13.02	$12.45	16,372
01/01/2014 to 12/31/2014	$12.45	$12.64	23,622
01/01/2015 to 12/31/2015	$12.64	$12.05	16,295

AST Bond Portfolio 2015
06/30/2008* to 12/31/2008	$10.04	$11.65	206,480
01/01/2009 to 12/31/2009	$11.65	$11.31	215,216
01/01/2010 to 12/31/2010	$11.31	$12.05	137,467
01/01/2011 to 12/31/2011	$12.05	$12.48	132,243
01/01/2012 to 12/31/2012	$12.48	$12.53	126,225
01/01/2013 to 12/31/2013	$12.53	$12.16	105,845
01/01/2014 to 12/31/2014	$12.16	$11.83	83,362
01/01/2015 to 12/31/2015	$11.83	$11.49	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.30	53,486
01/01/2010 to 12/31/2010	$9.30	$10.02	42,201
01/01/2011 to 12/31/2011	$10.02	$10.70	57,568
01/01/2012 to 12/31/2012	$10.70	$10.85	7,971
01/01/2013 to 12/31/2013	$10.85	$10.50	5,389
01/01/2014 to 12/31/2014	$10.50	$10.27	5,557
01/01/2015 to 12/31/2015	$10.27	$9.98	100,476

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.68	108,840
01/01/2011 to 12/31/2011	$10.68	$11.58	78,548
01/01/2012 to 12/31/2012	$11.58	$11.86	38,997
01/01/2013 to 12/31/2013	$11.86	$11.31	8,561
01/01/2014 to 12/31/2014	$11.31	$11.18	6,547
01/01/2015 to 12/31/2015	$11.18	$10.90	8,716

AST Bond Portfolio 2018
06/30/2008* to 12/31/2008	$10.06	$12.48	39,538
01/01/2009 to 12/31/2009	$12.48	$11.42	90,467
01/01/2010 to 12/31/2010	$11.42	$12.36	66,204
01/01/2011 to 12/31/2011	$12.36	$13.68	30,954
01/01/2012 to 12/31/2012	$13.68	$14.08	11,776
01/01/2013 to 12/31/2013	$14.08	$13.29	2,376
01/01/2014 to 12/31/2014	$13.29	$13.29	2,371
01/01/2015 to 12/31/2015	$13.29	$13.04	2,366

AST Bond Portfolio 2019
06/30/2008* to 12/31/2008	$10.08	$12.55	5,428
01/01/2009 to 12/31/2009	$12.55	$11.28	29,487
01/01/2010 to 12/31/2010	$11.28	$12.23	13,077
01/01/2011 to 12/31/2011	$12.23	$13.82	8,076
01/01/2012 to 12/31/2012	$13.82	$14.25	51,974
01/01/2013 to 12/31/2013	$14.25	$13.21	48,694
01/01/2014 to 12/31/2014	$13.21	$13.41	40,872
01/01/2015 to 12/31/2015	$13.41	$13.21	50,048

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.72	0
01/01/2010 to 12/31/2010	$8.72	$9.50	126,793
01/01/2011 to 12/31/2011	$9.50	$10.98	29,729
01/01/2012 to 12/31/2012	$10.98	$11.37	3,135
01/01/2013 to 12/31/2013	$11.37	$10.35	66,633
01/01/2014 to 12/31/2014	$10.35	$10.70	48,228
01/01/2015 to 12/31/2015	$10.70	$10.58	42,720

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.92	34,608
01/01/2011 to 12/31/2011	$10.92	$12.79	82,674
01/01/2012 to 12/31/2012	$12.79	$13.31	32,292
01/01/2013 to 12/31/2013	$13.31	$12.05	10,826
01/01/2014 to 12/31/2014	$12.05	$12.64	21,053
01/01/2015 to 12/31/2015	$12.64	$12.53	23,056

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.92	75,766
01/01/2012 to 12/31/2012	$11.92	$12.29	117,699
01/01/2013 to 12/31/2013	$12.29	$10.81	9,066
01/01/2014 to 12/31/2014	$10.81	$11.62	1,620
01/01/2015 to 12/31/2015	$11.62	$11.55	2,066

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.31	38,730
01/01/2013 to 12/31/2013	$10.31	$9.02	235,679
01/01/2014 to 12/31/2014	$9.02	$9.90	140,302
01/01/2015 to 12/31/2015	$9.90	$9.90	36,239

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.68	83,093
01/01/2014 to 12/31/2014	$8.68	$9.69	68,927
01/01/2015 to 12/31/2015	$9.69	$9.70	10,325

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.21	16,540
01/01/2015 to 12/31/2015	$11.21	$11.14	164,746

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.86	39,835

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14	$10.29	0
01/01/2010 to 12/31/2010	$10.29	$11.40	0
01/01/2011 to 12/31/2011	$11.40	$10.45	0
01/01/2012 to 12/31/2012	$10.45	$11.52	0
01/01/2013 to 12/31/2013	$11.52	$14.75	0
01/01/2014 to 12/31/2014	$14.75	$15.84	0
01/01/2015 to 12/31/2015	$15.84	$14.69	0

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.07	0
01/01/2007 to 12/31/2007	$11.07	$11.83	0
01/01/2008 to 12/31/2008	$11.83	$7.50	258,438
01/01/2009 to 12/31/2009	$7.50	$9.15	169,320
01/01/2010 to 12/31/2010	$9.15	$10.11	140,900
01/01/2011 to 12/31/2011	$10.11	$9.61	118,744
01/01/2012 to 12/31/2012	$9.61	$10.64	81,230
01/01/2013 to 12/31/2013	$10.64	$12.71	123,907
01/01/2014 to 12/31/2014	$12.71	$13.25	116,508
01/01/2015 to 12/31/2015	$13.25	$12.97	99,322

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.57	0
01/01/2014 to 12/31/2014	$11.57	$12.80	0
01/01/2015 to 12/31/2015	$12.80	$12.02	0

AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$11.92	$15.88	0
01/01/2007 to 12/31/2007	$15.88	$12.38	0
01/01/2008 to 12/31/2008	$12.38	$7.83	14,578
01/01/2009 to 12/31/2009	$7.83	$10.06	1,516
01/01/2010 to 12/31/2010	$10.06	$12.61	1,087
01/01/2011 to 12/31/2011	$12.61	$13.10	770
01/01/2012 to 12/31/2012	$13.10	$14.71	809
01/01/2013 to 12/31/2013	$14.71	$14.78	85
01/01/2014 to 12/31/2014	$14.78	$18.85	60
01/01/2015 to 12/31/2015	$18.85	$19.24	37

AST DeAm Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$9.94	$11.61	0
01/01/2007 to 12/31/2007	$11.61	$9.30	0
01/01/2008 to 07/18/2008	$9.30	$8.47	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.63	0
01/01/2014 to 12/31/2014	$9.63	$9.85	0
01/01/2015 to 12/31/2015	$9.85	$9.59	0

AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.99	0
01/01/2008 to 12/31/2008	$9.99	$7.08	3,294
01/01/2009 to 12/31/2009	$7.08	$8.36	4,208
01/01/2010 to 12/31/2010	$8.36	$9.23	6,498
01/01/2011 to 12/31/2011	$9.23	$8.77	7,000
01/01/2012 to 12/31/2012	$8.77	$9.70	7,072
01/01/2013 to 12/31/2013	$9.70	$11.27	8,501
01/01/2014 to 12/31/2014	$11.27	$11.60	8,888
01/01/2015 to 10/16/2015	$11.60	$11.49	0

AST FI Pyramis® Quantitative Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.50	0
01/01/2007 to 12/31/2007	$10.50	$11.10	0
01/01/2008 to 12/31/2008	$11.10	$7.08	52,619
01/01/2009 to 12/31/2009	$7.08	$8.54	32,556
01/01/2010 to 12/31/2010	$8.54	$9.52	23,301
01/01/2011 to 12/31/2011	$9.52	$9.13	17,394
01/01/2012 to 12/31/2012	$9.13	$9.84	17,211
01/01/2013 to 12/31/2013	$9.84	$11.00	16,023
01/01/2014 to 12/31/2014	$11.00	$11.05	15,986
01/01/2015 to 12/31/2015	$11.05	$10.87	14,493

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.44	7,405
01/01/2009 to 11/13/2009	$7.44	$8.25	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.68	53,323
01/01/2013 to 12/31/2013	$10.68	$12.95	37,667
01/01/2014 to 12/31/2014	$12.95	$13.01	42,209
01/01/2015 to 10/16/2015	$13.01	$12.37	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.75	3,912
01/01/2014 to 12/31/2014	$10.75	$10.73	6,226
01/01/2015 to 10/16/2015	$10.73	$10.17	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17	$6.09	1,891
01/01/2009 to 12/31/2009	$6.09	$8.01	1,260
01/01/2010 to 12/31/2010	$8.01	$9.38	1,062
01/01/2011 to 12/31/2011	$9.38	$8.67	764
01/01/2012 to 12/31/2012	$8.67	$10.71	658
01/01/2013 to 12/31/2013	$10.71	$10.89	30
01/01/2014 to 12/31/2014	$10.89	$12.08	0
01/01/2015 to 12/31/2015	$12.08	$11.76	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2006 to 12/31/2006	$10.67	$11.44	0
01/01/2007 to 12/31/2007	$11.44	$12.69	0
01/01/2008 to 12/31/2008	$12.69	$7.39	3,903
01/01/2009 to 12/31/2009	$7.39	$10.75	2,250
01/01/2010 to 12/31/2010	$10.75	$11.54	1,028
01/01/2011 to 12/31/2011	$11.54	$10.80	1,201
01/01/2012 to 12/31/2012	$10.80	$12.60	1,479
01/01/2013 to 12/31/2013	$12.60	$15.92	1,454
01/01/2014 to 02/07/2014	$15.92	$15.64	0

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.18	$11.63	0
01/01/2007 to 12/31/2007	$11.63	$11.91	0
01/01/2008 to 12/31/2008	$11.91	$6.88	2,685
01/01/2009 to 12/31/2009	$6.88	$7.99	9,354
01/01/2010 to 12/31/2010	$7.99	$8.78	7,741
01/01/2011 to 12/31/2011	$8.78	$8.08	19,783
01/01/2012 to 12/31/2012	$8.08	$9.42	12,859
01/01/2013 to 12/31/2013	$9.42	$12.25	13,120
01/01/2014 to 12/31/2014	$12.25	$13.50	12,179
01/01/2015 to 12/31/2015	$13.50	$12.54	9,727

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.49	$10.86	0
01/01/2007 to 12/31/2007	$10.86	$12.63	0
01/01/2008 to 12/31/2008	$12.63	$7.28	838
01/01/2009 to 12/31/2009	$7.28	$11.14	352
01/01/2010 to 12/31/2010	$11.14	$13.00	826
01/01/2011 to 12/31/2011	$13.00	$12.29	221
01/01/2012 to 12/31/2012	$12.29	$14.32	250
01/01/2013 to 12/31/2013	$14.32	$18.43	284
01/01/2014 to 12/31/2014	$18.43	$20.02	296
01/01/2015 to 12/31/2015	$20.02	$18.39	452

AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.16	0
01/01/2008 to 12/31/2008	$10.16	$7.50	18,380
01/01/2009 to 12/31/2009	$7.50	$9.01	19,705
01/01/2010 to 12/31/2010	$9.01	$9.80	11,064
01/01/2011 to 12/31/2011	$9.80	$9.49	9,513
01/01/2012 to 12/31/2012	$9.49	$10.18	9,484
01/01/2013 to 12/31/2013	$10.18	$10.89	7,688
01/01/2014 to 12/31/2014	$10.89	$11.04	8,309
01/01/2015 to 12/31/2015	$11.04	$10.65	8,158

AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009* to 12/31/2009	$7.64	$9.76	9,563
01/01/2010 to 12/31/2010	$9.76	$12.05	1,374
01/01/2011 to 12/31/2011	$12.05	$11.89	1,483
01/01/2012 to 12/31/2012	$11.89	$13.39	1,530
01/01/2013 to 12/31/2013	$13.39	$18.11	561
01/01/2014 to 12/31/2014	$18.11	$18.91	596
01/01/2015 to 12/31/2015	$18.91	$17.40	312

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.63	$12.60	0
01/01/2007 to 12/31/2007	$12.60	$12.42	0
01/01/2008 to 12/31/2008	$12.42	$7.58	644
01/01/2009 to 12/31/2009	$7.58	$8.74	6,463
01/01/2010 to 12/31/2010	$8.74	$9.57	5,817
01/01/2011 to 12/31/2011	$9.57	$9.27	4,819
01/01/2012 to 12/31/2012	$9.27	$10.24	4,719
01/01/2013 to 12/31/2013	$10.24	$13.43	3,706
01/01/2014 to 12/31/2014	$13.43	$13.28	3,359
01/01/2015 to 12/31/2015	$13.28	$12.15	3,032

AST High Yield Portfolio
01/01/2006 to 12/31/2006	$9.78	$10.51	0
01/01/2007 to 12/31/2007	$10.51	$10.49	0
01/01/2008 to 12/31/2008	$10.49	$7.61	427
01/01/2009 to 12/31/2009	$7.61	$10.05	3,942
01/01/2010 to 12/31/2010	$10.05	$11.11	1,520
01/01/2011 to 12/31/2011	$11.11	$11.16	1,230
01/01/2012 to 12/31/2012	$11.16	$12.38	1,549
01/01/2013 to 12/31/2013	$12.38	$12.92	1,062
01/01/2014 to 12/31/2014	$12.92	$12.91	1,354
01/01/2015 to 12/31/2015	$12.91	$12.12	605

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$11.20	$13.19	0
01/01/2007 to 12/31/2007	$13.19	$15.30	0
01/01/2008 to 12/31/2008	$15.30	$7.41	1,600
01/01/2009 to 12/31/2009	$7.41	$9.77	2,752
01/01/2010 to 12/31/2010	$9.77	$10.90	405
01/01/2011 to 12/31/2011	$10.90	$9.24	150
01/01/2012 to 12/31/2012	$9.24	$10.83	186
01/01/2013 to 12/31/2013	$10.83	$12.56	290
01/01/2014 to 12/31/2014	$12.56	$11.56	292
01/01/2015 to 12/31/2015	$11.56	$11.62	189

AST International Value Portfolio
01/01/2006 to 12/31/2006	$10.62	$13.19	0
01/01/2007 to 12/31/2007	$13.19	$15.13	0
01/01/2008 to 12/31/2008	$15.13	$8.25	676
01/01/2009 to 12/31/2009	$8.25	$10.49	1,940
01/01/2010 to 12/31/2010	$10.49	$11.35	1,149
01/01/2011 to 12/31/2011	$11.35	$9.67	1,084
01/01/2012 to 12/31/2012	$9.67	$10.98	1,021
01/01/2013 to 12/31/2013	$10.98	$12.78	331
01/01/2014 to 12/31/2014	$12.78	$11.61	827
01/01/2015 to 12/31/2015	$11.61	$11.40	632

AST Investment Grade Bond Portfolio
06/30/2008* to 12/31/2008	$10.01	$10.89	0
01/01/2009 to 12/31/2009	$10.89	$11.80	0
01/01/2010 to 12/31/2010	$11.80	$12.74	0
01/01/2011 to 12/31/2011	$12.74	$13.95	0
01/01/2012 to 12/31/2012	$13.95	$14.86	0
01/01/2013 to 12/31/2013	$14.86	$14.02	0
01/01/2014 to 12/31/2014	$14.02	$14.57	0
01/01/2015 to 12/31/2015	$14.57	$14.36	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.18	0
01/01/2008 to 12/31/2008	$10.18	$6.87	32,247
01/01/2009 to 12/31/2009	$6.87	$8.47	21,672
01/01/2010 to 12/31/2010	$8.47	$9.39	21,895
01/01/2011 to 12/31/2011	$9.39	$9.10	19,870
01/01/2012 to 12/31/2012	$9.10	$10.07	7,475
01/01/2013 to 12/31/2013	$10.07	$11.40	8,086
01/01/2014 to 12/31/2014	$11.40	$11.81	6,004
01/01/2015 to 12/31/2015	$11.81	$11.38	2,753

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$10.57	$12.64	0
01/01/2007 to 12/31/2007	$12.64	$13.47	0
01/01/2008 to 12/31/2008	$13.47	$7.69	142
01/01/2009 to 12/31/2009	$7.69	$10.18	60
01/01/2010 to 12/31/2010	$10.18	$10.63	211
01/01/2011 to 12/31/2011	$10.63	$9.40	152
01/01/2012 to 12/31/2012	$9.40	$11.17	196
01/01/2013 to 12/31/2013	$11.17	$12.55	208
01/01/2014 to 12/31/2014	$12.55	$11.44	185
01/01/2015 to 12/31/2015	$11.44	$10.83	124

AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2006 to 12/31/2006	$10.54	$11.41	0
01/01/2007 to 12/31/2007	$11.41	$11.33	0
01/01/2008 to 12/31/2008	$11.33	$9.09	81,669
01/01/2009 to 12/31/2009	$9.09	$10.80	77,790
01/01/2010 to 12/31/2010	$10.80	$11.29	50,133
01/01/2011 to 12/31/2011	$11.29	$11.02	43,438
01/01/2012 to 12/31/2012	$11.02	$11.89	40,800
01/01/2013 to 12/31/2013	$11.89	$12.86	27,442
01/01/2014 to 12/31/2014	$12.86	$13.20	28,946
01/01/2015 to 12/31/2015	$13.20	$12.84	18,851

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.28	0
01/01/2010 to 12/31/2010	$10.28	$11.14	0
01/01/2011 to 12/31/2011	$11.14	$10.93	0
01/01/2012 to 12/31/2012	$10.93	$12.26	0
01/01/2013 to 12/31/2013	$12.26	$16.30	0
01/01/2014 to 12/31/2014	$16.30	$17.38	0
01/01/2015 to 12/31/2015	$17.38	$18.73	0

AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.47	$12.08	0
01/01/2007 to 12/31/2007	$12.08	$11.42	0
01/01/2008 to 12/31/2008	$11.42	$6.51	2,177
01/01/2009 to 12/31/2009	$6.51	$7.57	51
01/01/2010 to 12/31/2010	$7.57	$8.34	91
01/01/2011 to 12/31/2011	$8.34	$7.79	55
01/01/2012 to 12/31/2012	$7.79	$8.86	0
01/01/2013 to 12/31/2013	$8.86	$12.07	1,543
01/01/2014 to 12/31/2014	$12.07	$13.38	1,281
01/01/2015 to 12/31/2015	$13.38	$12.01	490

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.82	$11.30	0
01/01/2007 to 12/31/2007	$11.30	$12.65	0
01/01/2008 to 12/31/2008	$12.65	$6.94	2,548
01/01/2009 to 12/31/2009	$6.94	$8.77	9,810
01/01/2010 to 12/31/2010	$8.77	$10.23	6,541
01/01/2011 to 12/31/2011	$10.23	$9.88	4,812
01/01/2012 to 12/31/2012	$9.88	$10.80	4,805
01/01/2013 to 12/31/2013	$10.80	$14.37	3,945
01/01/2014 to 12/31/2014	$14.37	$15.48	5,196
01/01/2015 to 12/31/2015	$15.48	$16.59	3,992

AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$9.87	$10.56	0
01/01/2007 to 12/31/2007	$10.56	$10.91	0
01/01/2008 to 12/31/2008	$10.91	$8.15	128
01/01/2009 to 12/31/2009	$8.15	$10.69	59
01/01/2010 to 12/31/2010	$10.69	$11.81	189
01/01/2011 to 12/31/2011	$11.81	$12.67	116
01/01/2012 to 12/31/2012	$12.67	$13.07	165
01/01/2013 to 12/31/2013	$13.07	$12.48	1,549
01/01/2014 to 12/31/2014	$12.48	$12.93	1,371
01/01/2015 to 12/31/2015	$12.93	$12.52	821

AST MFS Global Equity Portfolio
01/01/2006 to 12/31/2006	$10.39	$12.59	0
01/01/2007 to 12/31/2007	$12.59	$13.41	0
01/01/2008 to 12/31/2008	$13.41	$8.62	186
01/01/2009 to 12/31/2009	$8.62	$11.04	2,133
01/01/2010 to 12/31/2010	$11.04	$12.05	1,565
01/01/2011 to 12/31/2011	$12.05	$11.37	1,527
01/01/2012 to 12/31/2012	$11.37	$13.63	1,451
01/01/2013 to 12/31/2013	$13.63	$16.94	272
01/01/2014 to 12/31/2014	$16.94	$17.10	381
01/01/2015 to 12/31/2015	$17.10	$16.41	207

AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$10.67	$11.40	0
01/01/2007 to 12/31/2007	$11.40	$12.78	0
01/01/2008 to 12/31/2008	$12.78	$7.93	0
01/01/2009 to 12/31/2009	$7.93	$9.60	11,690
01/01/2010 to 12/31/2010	$9.60	$10.55	10,531
01/01/2011 to 12/31/2011	$10.55	$10.21	8,789
01/01/2012 to 12/31/2012	$10.21	$11.64	8,260
01/01/2013 to 12/31/2013	$11.64	$15.51	6,420
01/01/2014 to 12/31/2014	$15.51	$16.42	5,819
01/01/2015 to 12/31/2015	$16.42	$17.15	5,253

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.16	0
01/01/2013 to 12/31/2013	$10.16	$13.31	0
01/01/2014 to 12/31/2014	$13.31	$14.29	0
01/01/2015 to 12/31/2015	$14.29	$13.82	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.27	$11.43	0
01/01/2007 to 12/31/2007	$11.43	$11.44	0
01/01/2008 to 12/31/2008	$11.44	$6.89	17,449
01/01/2009 to 12/31/2009	$6.89	$9.32	755
01/01/2010 to 12/31/2010	$9.32	$11.22	214
01/01/2011 to 12/31/2011	$11.22	$10.56	458
01/01/2012 to 12/31/2012	$10.56	$12.17	648
01/01/2013 to 12/31/2013	$12.17	$15.70	339
01/01/2014 to 12/31/2014	$15.70	$17.58	380
01/01/2015 to 12/31/2015	$17.58	$15.99	287

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$10.02	$10.21	0
01/01/2007 to 12/31/2007	$10.21	$10.43	0
01/01/2008 to 12/31/2008	$10.43	$10.41	195,019
01/01/2009 to 12/31/2009	$10.41	$10.17	122,070
01/01/2010 to 12/31/2010	$10.17	$9.91	12,010
01/01/2011 to 12/31/2011	$9.91	$9.65	25,798
01/01/2012 to 12/31/2012	$9.65	$9.40	25,211
01/01/2013 to 12/31/2013	$9.40	$9.16	2,679
01/01/2014 to 12/31/2014	$9.16	$8.92	7,760
01/01/2015 to 12/31/2015	$8.92	$8.69	5,806

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.05	0
01/01/2012 to 12/31/2012	$10.05	$10.27	17
01/01/2013 to 12/31/2013	$10.27	$9.72	449
01/01/2014 to 12/31/2014	$9.72	$9.95	412
01/01/2015 to 10/16/2015	$9.95	$9.85	0

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$11.25	$12.49	0
01/01/2007 to 12/31/2007	$12.49	$14.87	0
01/01/2008 to 12/31/2008	$14.87	$8.23	2,895
01/01/2009 to 12/31/2009	$8.23	$10.40	1,262
01/01/2010 to 12/31/2010	$10.40	$13.04	406
01/01/2011 to 12/31/2011	$13.04	$12.91	951
01/01/2012 to 12/31/2012	$12.91	$14.13	799
01/01/2013 to 12/31/2013	$14.13	$18.25	493
01/01/2014 to 12/31/2014	$18.25	$19.19	514
01/01/2015 to 10/16/2015	$19.19	$19.53	0

AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.23	$10.74	0
01/01/2007 to 12/31/2007	$10.74	$12.41	0
01/01/2008 to 12/31/2008	$12.41	$6.95	0
01/01/2009 to 12/31/2009	$6.95	$8.29	0
01/01/2010 to 12/31/2010	$8.29	$9.72	575
01/01/2011 to 04/29/2011	$9.72	$10.86	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.80	$11.65	0
01/01/2007 to 12/31/2007	$11.65	$11.70	0
01/01/2008 to 12/31/2008	$11.70	$6.58	171
01/01/2009 to 12/31/2009	$6.58	$9.02	1,926
01/01/2010 to 12/31/2010	$9.02	$10.84	5,126
01/01/2011 to 12/31/2011	$10.84	$10.30	1,230
01/01/2012 to 12/31/2012	$10.30	$11.75	1,377
01/01/2013 to 12/31/2013	$11.75	$16.25	538
01/01/2014 to 12/31/2014	$16.25	$18.08	466
01/01/2015 to 12/31/2015	$18.08	$16.62	209

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.26	9,521
01/01/2013 to 12/31/2013	$10.26	$11.88	8,482
01/01/2014 to 12/31/2014	$11.88	$12.16	7,715
01/01/2015 to 12/31/2015	$12.16	$11.70	6,901

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.55	0
01/01/2009 to 12/31/2009	$5.55	$9.00	5,104
01/01/2010 to 12/31/2010	$9.00	$10.72	1,690
01/01/2011 to 12/31/2011	$10.72	$8.32	1,352
01/01/2012 to 12/31/2012	$8.32	$9.56	1,289
01/01/2013 to 12/31/2013	$9.56	$9.33	64
01/01/2014 to 12/31/2014	$9.33	$8.66	75
01/01/2015 to 12/31/2015	$8.66	$7.03	28

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.55	0
01/01/2007 to 12/31/2007	$10.55	$11.17	0
01/01/2008 to 12/31/2008	$11.17	$8.76	212,163
01/01/2009 to 12/31/2009	$8.76	$10.24	246,656
01/01/2010 to 12/31/2010	$10.24	$11.03	201,065
01/01/2011 to 12/31/2011	$11.03	$10.85	203,285
01/01/2012 to 12/31/2012	$10.85	$11.66	188,003
01/01/2013 to 12/31/2013	$11.66	$12.40	139,625
01/01/2014 to 12/31/2014	$12.40	$12.78	149,631
01/01/2015 to 12/31/2015	$12.78	$12.47	128,582

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.05	0
01/01/2012 to 12/31/2012	$10.05	$10.49	0
01/01/2013 to 12/31/2013	$10.49	$9.98	0
01/01/2014 to 12/31/2014	$9.98	$10.31	0
01/01/2015 to 12/31/2015	$10.31	$10.01	0

AST Prudential Growth Allocation Portfolio
03/20/2006* to 12/31/2006	$10.00	$10.40	0
01/01/2007 to 12/31/2007	$10.40	$11.29	0
01/01/2008 to 12/31/2008	$11.29	$6.52	78,978
01/01/2009 to 12/31/2009	$6.52	$8.00	126,180
01/01/2010 to 12/31/2010	$8.00	$9.27	95,788
01/01/2011 to 12/31/2011	$9.27	$8.47	83,804
01/01/2012 to 12/31/2012	$8.47	$9.31	77,872
01/01/2013 to 12/31/2013	$9.31	$10.62	58,705
01/01/2014 to 12/31/2014	$10.62	$11.29	66,593
01/01/2015 to 12/31/2015	$11.29	$10.93	100,055

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
01/01/2006 to 12/31/2006	$10.32	$11.32	0
01/01/2007 to 12/31/2007	$11.32	$11.25	0
01/01/2008 to 12/31/2008	$11.25	$6.72	0
01/01/2009 to 12/31/2009	$6.72	$7.97	0
01/01/2010 to 12/31/2010	$7.97	$8.93	0
01/01/2011 to 12/31/2011	$8.93	$9.00	0
01/01/2012 to 12/31/2012	$9.00	$10.41	0
01/01/2013 to 12/31/2013	$10.41	$13.43	0
01/01/2014 to 12/31/2014	$13.43	$15.33	0
01/01/2015 to 12/31/2015	$15.33	$15.39	0

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.84	0
01/01/2012 to 12/31/2012	$8.84	$9.74	0
01/01/2013 to 12/31/2013	$9.74	$11.62	0
01/01/2014 to 12/31/2014	$11.62	$12.05	0
01/01/2015 to 12/31/2015	$12.05	$11.76	0

AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.03	0
01/01/2008 to 12/31/2008	$10.03	$7.08	61,969
01/01/2009 to 12/31/2009	$7.08	$8.50	91,904
01/01/2010 to 12/31/2010	$8.50	$9.27	51,483
01/01/2011 to 12/31/2011	$9.27	$8.86	41,606
01/01/2012 to 12/31/2012	$8.86	$9.52	38,888
01/01/2013 to 12/31/2013	$9.52	$10.43	27,076
01/01/2014 to 12/31/2014	$10.43	$10.68	26,276
01/01/2015 to 12/31/2015	$10.68	$10.38	28,141

AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.49	0
01/01/2008 to 12/31/2008	$11.49	$7.25	16,806
01/01/2009 to 12/31/2009	$7.25	$8.96	9,779
01/01/2010 to 12/31/2010	$8.96	$9.98	9,843
01/01/2011 to 12/31/2011	$9.98	$9.49	6,926
01/01/2012 to 12/31/2012	$9.49	$10.71	4,694
01/01/2013 to 12/31/2013	$10.71	$12.32	3,817
01/01/2014 to 12/31/2014	$12.32	$12.65	5,379
01/01/2015 to 12/31/2015	$12.65	$12.25	12,144

AST Schroders Multi-Asset World Strategies Portfolio
01/01/2006 to 12/31/2006	$10.23	$10.93	0
01/01/2007 to 12/31/2007	$10.93	$11.60	0
01/01/2008 to 12/31/2008	$11.60	$7.88	8,027
01/01/2009 to 12/31/2009	$7.88	$9.78	19,627
01/01/2010 to 12/31/2010	$9.78	$10.66	12,716
01/01/2011 to 12/31/2011	$10.66	$10.03	14,719
01/01/2012 to 12/31/2012	$10.03	$10.86	19,103
01/01/2013 to 12/31/2013	$10.86	$12.10	11,222
01/01/2014 to 12/31/2014	$12.10	$12.14	13,005
01/01/2015 to 10/16/2015	$12.14	$11.72	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$10.87	$11.96	0
01/01/2007 to 12/31/2007	$11.96	$12.95	0
01/01/2008 to 12/31/2008	$12.95	$7.05	926
01/01/2009 to 12/31/2009	$7.05	$9.11	4,101
01/01/2010 to 12/31/2010	$9.11	$11.76	3,659
01/01/2011 to 12/31/2011	$11.76	$9.96	2,792
01/01/2012 to 12/31/2012	$9.96	$11.64	2,747
01/01/2013 to 12/31/2013	$11.64	$15.97	2,094
01/01/2014 to 12/31/2014	$15.97	$16.32	1,876
01/01/2015 to 12/31/2015	$16.32	$16.11	1,654

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.35	$11.35	0
01/01/2007 to 12/31/2007	$11.35	$11.84	0
01/01/2008 to 12/31/2008	$11.84	$7.50	729
01/01/2009 to 12/31/2009	$7.50	$9.78	350
01/01/2010 to 12/31/2010	$9.78	$12.99	406
01/01/2011 to 12/31/2011	$12.99	$12.53	172
01/01/2012 to 12/31/2012	$12.53	$13.69	222
01/01/2013 to 12/31/2013	$13.69	$18.03	540
01/01/2014 to 12/31/2014	$18.03	$18.23	535
01/01/2015 to 12/31/2015	$18.23	$17.90	277

AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.56	$12.35	0
01/01/2007 to 12/31/2007	$12.35	$11.35	0
01/01/2008 to 12/31/2008	$11.35	$7.77	1,446
01/01/2009 to 12/31/2009	$7.77	$9.61	4,575
01/01/2010 to 12/31/2010	$9.61	$11.80	3,595
01/01/2011 to 12/31/2011	$11.80	$10.80	2,958
01/01/2012 to 12/31/2012	$10.80	$12.43	3,073
01/01/2013 to 12/31/2013	$12.43	$16.64	2,235
01/01/2014 to 12/31/2014	$16.64	$17.06	2,107
01/01/2015 to 12/31/2015	$17.06	$15.90	1,834

AST T. Rowe Price Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.27	$11.26	0
01/01/2007 to 12/31/2007	$11.26	$11.66	0
01/01/2008 to 12/31/2008	$11.66	$8.41	55,303
01/01/2009 to 12/31/2009	$8.41	$10.16	50,159
01/01/2010 to 12/31/2010	$10.16	$11.04	39,599
01/01/2011 to 12/31/2011	$11.04	$10.97	34,776
01/01/2012 to 12/31/2012	$10.97	$12.13	28,490
01/01/2013 to 12/31/2013	$12.13	$13.80	24,367
01/01/2014 to 12/31/2014	$13.80	$14.23	22,415
01/01/2015 to 12/31/2015	$14.23	$13.87	25,317

AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$10.23	$12.09	0
01/01/2007 to 12/31/2007	$12.09	$11.36	0
01/01/2008 to 12/31/2008	$11.36	$6.43	168
01/01/2009 to 12/31/2009	$6.43	$7.75	80
01/01/2010 to 12/31/2010	$7.75	$8.55	274
01/01/2011 to 12/31/2011	$8.55	$8.19	180
01/01/2012 to 12/31/2012	$8.19	$9.35	226
01/01/2013 to 12/31/2013	$9.35	$11.81	223
01/01/2014 to 12/31/2014	$11.81	$12.37	177
01/01/2015 to 10/16/2015	$12.37	$11.38	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.02	$12.37	0
01/01/2007 to 12/31/2007	$12.37	$13.04	0
01/01/2008 to 12/31/2008	$13.04	$7.55	1,837
01/01/2009 to 12/31/2009	$7.55	$11.28	5,735
01/01/2010 to 12/31/2010	$11.28	$12.72	5,086
01/01/2011 to 12/31/2011	$12.72	$12.18	3,744
01/01/2012 to 12/31/2012	$12.18	$13.95	3,473
01/01/2013 to 12/31/2013	$13.95	$19.57	3,071
01/01/2014 to 12/31/2014	$19.57	$20.65	2,768
01/01/2015 to 12/31/2015	$20.65	$22.04	2,243

AST T. Rowe Price Natural Resources Portfolio
01/01/2006 to 12/31/2006	$11.65	$13.14	0
01/01/2007 to 12/31/2007	$13.14	$17.98	0
01/01/2008 to 12/31/2008	$17.98	$8.76	14,678
01/01/2009 to 12/31/2009	$8.76	$12.74	12,194
01/01/2010 to 12/31/2010	$12.74	$14.95	7,341
01/01/2011 to 12/31/2011	$14.95	$12.39	3,897
01/01/2012 to 12/31/2012	$12.39	$12.50	5,051
01/01/2013 to 12/31/2013	$12.50	$14.05	549
01/01/2014 to 12/31/2014	$14.05	$12.54	973
01/01/2015 to 12/31/2015	$12.54	$9.86	711

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$9.37	$9.70	0
01/01/2007 to 12/31/2007	$9.70	$10.36	0
01/01/2008 to 12/31/2008	$10.36	$9.85	8,317
01/01/2009 to 12/31/2009	$9.85	$10.75	4,871
01/01/2010 to 12/31/2010	$10.75	$11.07	1,466
01/01/2011 to 12/31/2011	$11.07	$11.23	1,319
01/01/2012 to 12/31/2012	$11.23	$11.51	1,452
01/01/2013 to 12/31/2013	$11.51	$10.79	502
01/01/2014 to 12/31/2014	$10.79	$10.57	392
01/01/2015 to 12/31/2015	$10.57	$9.82	211

AST Wellington Management Hedged Equity Portfolio
01/01/2006 to 12/31/2006	$9.99	$11.26	0
01/01/2007 to 12/31/2007	$11.26	$12.01	0
01/01/2008 to 12/31/2008	$12.01	$6.75	12,663
01/01/2009 to 12/31/2009	$6.75	$8.44	8,804
01/01/2010 to 12/31/2010	$8.44	$9.42	4,362
01/01/2011 to 12/31/2011	$9.42	$8.86	10,231
01/01/2012 to 12/31/2012	$8.86	$9.58	9,608
01/01/2013 to 12/31/2013	$9.58	$11.24	3,395
01/01/2014 to 12/31/2014	$11.24	$11.56	5,049
01/01/2015 to 12/31/2015	$11.56	$11.18	3,300

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.97	0
01/01/2008 to 12/31/2008	$9.97	$9.20	10,755
01/01/2009 to 12/31/2009	$9.20	$10.01	24,626
01/01/2010 to 12/31/2010	$10.01	$10.51	19,076
01/01/2011 to 12/31/2011	$10.51	$10.85	16,479
01/01/2012 to 12/31/2012	$10.85	$11.40	15,820
01/01/2013 to 12/31/2013	$11.40	$10.93	15,713
01/01/2014 to 12/31/2014	$10.93	$11.42	14,700
01/01/2015 to 12/31/2015	$11.42	$11.26	12,685

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Evergreen VA Growth Fund
01/01/2006 to 12/31/2006	$11.36	$12.29	0
01/01/2007 to 12/31/2007	$12.29	$13.29	0
01/01/2008 to 12/31/2008	$13.29	$7.62	0
01/01/2009 to 12/31/2009	$7.62	$10.37	0
01/01/2010 to 07/16/2010	$10.37	$10.10	0

Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$10.92	$13.09	0
01/01/2007 to 12/31/2007	$13.09	$14.67	0
01/01/2008 to 12/31/2008	$14.67	$8.36	0
01/01/2009 to 12/31/2009	$8.36	$9.44	2,476
01/01/2010 to 07/16/2010	$9.44	$8.92	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$10.53	$10.87	0
01/01/2007 to 12/31/2007	$10.87	$11.86	0
01/01/2008 to 12/31/2008	$11.86	$8.41	103
01/01/2009 to 12/31/2009	$8.41	$11.79	251
01/01/2010 to 07/16/2010	$11.79	$10.96	0

First Trust Target Focus Four Portfolio
01/01/2006 to 12/31/2006	$9.77	$9.90	0
01/01/2007 to 12/31/2007	$9.90	$10.19	0
01/01/2008 to 12/31/2008	$10.19	$5.58	0
01/01/2009 to 12/31/2009	$5.58	$6.99	292
01/01/2010 to 12/31/2010	$6.99	$8.11	615
01/01/2011 to 12/31/2011	$8.11	$7.03	0
01/01/2012 to 12/31/2012	$7.03	$7.80	0
01/01/2013 to 12/31/2013	$7.80	$9.96	0
01/01/2014 to 04/25/2014	$9.96	$10.23	0

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.60	131,309
01/01/2009 to 12/31/2009	$6.60	$8.36	118,381
01/01/2010 to 12/31/2010	$8.36	$8.98	70,446
01/01/2011 to 12/31/2011	$8.98	$8.60	68,819
01/01/2012 to 09/21/2012	$8.60	$9.57	0

Global Dividend Target 15 Portfolio
01/01/2006 to 12/31/2006	$10.86	$14.65	0
01/01/2007 to 12/31/2007	$14.65	$16.17	0
01/01/2008 to 12/31/2008	$16.17	$9.01	1,196
01/01/2009 to 12/31/2009	$9.01	$12.38	2,218
01/01/2010 to 12/31/2010	$12.38	$13.23	410
01/01/2011 to 12/31/2011	$13.23	$11.92	469
01/01/2012 to 12/31/2012	$11.92	$14.56	542
01/01/2013 to 12/31/2013	$14.56	$16.22	21
01/01/2014 to 04/25/2014	$16.22	$15.82	0

Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.12	103
01/01/2012 to 04/27/2012	$8.12	$9.17	0

Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.06	587
01/01/2012 to 12/31/2012	$9.06	$10.48	486
01/01/2013 to 12/31/2013	$10.48	$13.37	0
01/01/2014 to 12/31/2014	$13.37	$14.70	0
01/01/2015 to 12/31/2015	$14.70	$14.61	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Invesco V.I. Dynamics Fund - Series I
01/01/2006 to 12/31/2006	$10.83	$12.25	0
01/01/2007 to 12/31/2007	$12.25	$13.38	0
01/01/2008 to 12/31/2008	$13.38	$6.77	221
01/01/2009 to 12/31/2009	$6.77	$9.39	2,643
01/01/2010 to 12/31/2010	$9.39	$11.33	135
01/01/2011 to 04/29/2011	$11.33	$12.57	0

Invesco V.I. Financial Services Fund - Series I
01/01/2006 to 12/31/2006	$10.66	$12.09	0
01/01/2007 to 12/31/2007	$12.09	$9.16	0
01/01/2008 to 12/31/2008	$9.16	$3.62	3,450
01/01/2009 to 12/31/2009	$3.62	$4.49	1,978
01/01/2010 to 12/31/2010	$4.49	$4.82	1,651
01/01/2011 to 04/29/2011	$4.82	$5.07	0

Invesco V.I. Global Health Care Fund - Series I
01/01/2006 to 12/31/2006	$11.08	$11.36	0
01/01/2007 to 12/31/2007	$11.36	$12.37	0
01/01/2008 to 12/31/2008	$12.37	$8.60	1,326
01/01/2009 to 12/31/2009	$8.60	$10.70	3,079
01/01/2010 to 12/31/2010	$10.70	$10.97	771
01/01/2011 to 12/31/2011	$10.97	$11.11	532
01/01/2012 to 12/31/2012	$11.11	$13.08	409
01/01/2013 to 12/31/2013	$13.08	$17.90	0
01/01/2014 to 12/31/2014	$17.90	$20.87	0
01/01/2015 to 12/31/2015	$20.87	$20.97	0

Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.70	0
01/01/2013 to 12/31/2013	$9.70	$12.95	0
01/01/2014 to 12/31/2014	$12.95	$13.62	0
01/01/2015 to 12/31/2015	$13.62	$13.43	0

Invesco V.I. Technology Fund - Series I
01/01/2006 to 12/31/2006	$10.64	$11.45	0
01/01/2007 to 12/31/2007	$11.45	$12.01	0
01/01/2008 to 12/31/2008	$12.01	$6.49	0
01/01/2009 to 12/31/2009	$6.49	$9.95	0
01/01/2010 to 12/31/2010	$9.95	$11.75	0
01/01/2011 to 12/31/2011	$11.75	$10.87	0
01/01/2012 to 12/31/2012	$10.87	$11.78	0
01/01/2013 to 12/31/2013	$11.78	$14.36	0
01/01/2014 to 12/31/2014	$14.36	$15.53	0
01/01/2015 to 12/31/2015	$15.53	$16.16	0

NASDAQ Target 15 Portfolio
01/01/2006 to 12/31/2006	$10.78	$11.44	0
01/01/2007 to 12/31/2007	$11.44	$13.56	0
01/01/2008 to 12/31/2008	$13.56	$6.48	0
01/01/2009 to 12/31/2009	$6.48	$7.39	0
01/01/2010 to 12/31/2010	$7.39	$9.38	0
01/01/2011 to 12/31/2011	$9.38	$9.26	0
01/01/2012 to 12/31/2012	$9.26	$10.19	0
01/01/2013 to 12/31/2013	$10.19	$14.76	0
01/01/2014 to 04/25/2014	$14.76	$14.67	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
NVIT Developing Markets Fund
01/01/2006 to 12/31/2006	$11.97	$15.69	0
01/01/2007 to 12/31/2007	$15.69	$21.92	0
01/01/2008 to 12/31/2008	$21.92	$9.00	1,371
01/01/2009 to 12/31/2009	$9.00	$14.22	355
01/01/2010 to 12/31/2010	$14.22	$16.08	743
01/01/2011 to 12/31/2011	$16.08	$12.15	945
01/01/2012 to 12/31/2012	$12.15	$13.82	1,098
01/01/2013 to 12/31/2013	$13.82	$13.47	187
01/01/2014 to 12/31/2014	$13.47	$12.35	378
01/01/2015 to 12/31/2015	$12.35	$10.07	276

ProFund VP Asia 30
01/01/2006 to 12/31/2006	$11.13	$15.11	0
01/01/2007 to 12/31/2007	$15.11	$21.73	0
01/01/2008 to 12/31/2008	$21.73	$10.41	0
01/01/2009 to 12/31/2009	$10.41	$15.63	0
01/01/2010 to 12/31/2010	$15.63	$17.35	0
01/01/2011 to 12/31/2011	$17.35	$12.33	0
01/01/2012 to 12/31/2012	$12.33	$13.87	0
01/01/2013 to 12/31/2013	$13.87	$15.53	0
01/01/2014 to 12/31/2014	$15.53	$14.89	0
01/01/2015 to 12/31/2015	$14.89	$13.14	0

ProFund VP Banks
01/01/2006 to 12/31/2006	$10.13	$11.39	0
01/01/2007 to 12/31/2007	$11.39	$8.07	0
01/01/2008 to 12/31/2008	$8.07	$4.17	0
01/01/2009 to 12/31/2009	$4.17	$3.89	0
01/01/2010 to 12/31/2010	$3.89	$4.10	0
01/01/2011 to 12/31/2011	$4.10	$2.93	0
01/01/2012 to 12/31/2012	$2.93	$3.80	0
01/01/2013 to 12/31/2013	$3.80	$4.95	0
01/01/2014 to 12/31/2014	$4.95	$5.32	0
01/01/2015 to 12/31/2015	$5.32	$5.16	0

ProFund VP Basic Materials
01/01/2006 to 12/31/2006	$9.51	$10.70	0
01/01/2007 to 12/31/2007	$10.70	$13.61	0
01/01/2008 to 12/31/2008	$13.61	$6.44	0
01/01/2009 to 12/31/2009	$6.44	$10.19	0
01/01/2010 to 12/31/2010	$10.19	$12.87	0
01/01/2011 to 12/31/2011	$12.87	$10.51	0
01/01/2012 to 12/31/2012	$10.51	$11.10	0
01/01/2013 to 12/31/2013	$11.10	$12.81	0
01/01/2014 to 12/31/2014	$12.81	$12.69	0
01/01/2015 to 12/31/2015	$12.69	$10.64	0

ProFund VP Bear
01/01/2006 to 12/31/2006	$9.57	$8.63	0
01/01/2007 to 12/31/2007	$8.63	$8.45	0
01/01/2008 to 12/31/2008	$8.45	$11.52	0
01/01/2009 to 12/31/2009	$11.52	$8.09	0
01/01/2010 to 12/31/2010	$8.09	$6.48	0
01/01/2011 to 12/31/2011	$6.48	$5.75	0
01/01/2012 to 12/31/2012	$5.75	$4.67	0
01/01/2013 to 12/31/2013	$4.67	$3.34	0
01/01/2014 to 12/31/2014	$3.34	$2.79	0
01/01/2015 to 12/31/2015	$2.79	$2.58	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Biotechnology
01/01/2006 to 12/31/2006	$13.53	$12.64	0
01/01/2007 to 12/31/2007	$12.64	$12.17	0
01/01/2008 to 12/31/2008	$12.17	$12.07	0
01/01/2009 to 12/31/2009	$12.07	$12.19	0
01/01/2010 to 12/31/2010	$12.19	$12.48	0
01/01/2011 to 12/31/2011	$12.48	$12.95	0
01/01/2012 to 12/31/2012	$12.95	$17.75	0
01/01/2013 to 12/31/2013	$17.75	$29.12	0
01/01/2014 to 12/31/2014	$29.12	$36.80	0
01/01/2015 to 12/31/2015	$36.80	$37.02	0

ProFund VP Bull
01/01/2006 to 12/31/2006	$10.15	$11.24	0
01/01/2007 to 12/31/2007	$11.24	$11.34	0
01/01/2008 to 12/31/2008	$11.34	$6.88	0
01/01/2009 to 12/31/2009	$6.88	$8.33	0
01/01/2010 to 12/31/2010	$8.33	$9.14	0
01/01/2011 to 12/31/2011	$9.14	$8.90	0
01/01/2012 to 12/31/2012	$8.90	$9.87	0
01/01/2013 to 12/31/2013	$9.87	$12.48	0
01/01/2014 to 12/31/2014	$12.48	$13.55	0
01/01/2015 to 12/31/2015	$13.55	$13.14	0

ProFund VP Consumer Goods Portfolio
01/01/2006 to 12/31/2006	$9.76	$10.71	0
01/01/2007 to 12/31/2007	$10.71	$11.22	0
01/01/2008 to 12/31/2008	$11.22	$8.01	0
01/01/2009 to 12/31/2009	$8.01	$9.49	0
01/01/2010 to 12/31/2010	$9.49	$10.84	0
01/01/2011 to 12/31/2011	$10.84	$11.30	0
01/01/2012 to 12/31/2012	$11.30	$12.20	0
01/01/2013 to 12/31/2013	$12.20	$15.26	0
01/01/2014 to 12/31/2014	$15.26	$16.38	0
01/01/2015 to 12/31/2015	$16.38	$16.62	0

ProFund VP Consumer Services
01/01/2006 to 12/31/2006	$9.70	$10.58	0
01/01/2007 to 12/31/2007	$10.58	$9.45	0
01/01/2008 to 12/31/2008	$9.45	$6.32	0
01/01/2009 to 12/31/2009	$6.32	$8.05	0
01/01/2010 to 12/31/2010	$8.05	$9.51	0
01/01/2011 to 12/31/2011	$9.51	$9.78	0
01/01/2012 to 12/31/2012	$9.78	$11.63	0
01/01/2013 to 12/31/2013	$11.63	$15.84	0
01/01/2014 to 12/31/2014	$15.84	$17.35	0
01/01/2015 to 12/31/2015	$17.35	$17.69	0

ProFund VP Europe 30
01/01/2006 to 12/31/2006	$10.45	$11.96	0
01/01/2007 to 12/31/2007	$11.96	$13.35	0
01/01/2008 to 12/31/2008	$13.35	$7.28	0
01/01/2009 to 12/31/2009	$7.28	$9.38	0
01/01/2010 to 12/31/2010	$9.38	$9.38	0
01/01/2011 to 12/31/2011	$9.38	$8.32	0
01/01/2012 to 12/31/2012	$8.32	$9.45	0
01/01/2013 to 12/31/2013	$9.45	$11.19	0
01/01/2014 to 12/31/2014	$11.19	$9.96	0
01/01/2015 to 12/31/2015	$9.96	$8.65	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Financials
01/01/2006 to 12/31/2006	$10.56	$12.07	0
01/01/2007 to 12/31/2007	$12.07	$9.51	0
01/01/2008 to 12/31/2008	$9.51	$4.58	0
01/01/2009 to 12/31/2009	$4.58	$5.13	0
01/01/2010 to 12/31/2010	$5.13	$5.54	0
01/01/2011 to 12/31/2011	$5.54	$4.65	0
01/01/2012 to 12/31/2012	$4.65	$5.65	0
01/01/2013 to 12/31/2013	$5.65	$7.27	0
01/01/2014 to 12/31/2014	$7.27	$8.00	0
01/01/2015 to 12/31/2015	$8.00	$7.67	0

ProFund VP Health Care
01/01/2006 to 12/31/2006	$10.49	$10.76	0
01/01/2007 to 12/31/2007	$10.76	$11.17	0
01/01/2008 to 12/31/2008	$11.17	$8.23	0
01/01/2009 to 12/31/2009	$8.23	$9.59	0
01/01/2010 to 12/31/2010	$9.59	$9.60	0
01/01/2011 to 12/31/2011	$9.60	$10.30	0
01/01/2012 to 12/31/2012	$10.30	$11.78	0
01/01/2013 to 12/31/2013	$11.78	$16.04	0
01/01/2014 to 12/31/2014	$16.04	$19.32	0
01/01/2015 to 12/31/2015	$19.32	$19.76	0

ProFund VP Industrials
01/01/2006 to 12/31/2006	$10.10	$10.98	0
01/01/2007 to 12/31/2007	$10.98	$11.95	0
01/01/2008 to 12/31/2008	$11.95	$6.92	0
01/01/2009 to 12/31/2009	$6.92	$8.37	0
01/01/2010 to 12/31/2010	$8.37	$10.09	0
01/01/2011 to 12/31/2011	$10.09	$9.65	0
01/01/2012 to 12/31/2012	$9.65	$10.88	0
01/01/2013 to 12/31/2013	$10.88	$14.65	0
01/01/2014 to 12/31/2014	$14.65	$15.07	0
01/01/2015 to 12/31/2015	$15.07	$14.17	0

ProFund VP Internet
01/01/2006 to 12/31/2006	$12.76	$12.59	0
01/01/2007 to 12/31/2007	$12.59	$13.51	0
01/01/2008 to 12/31/2008	$13.51	$7.26	0
01/01/2009 to 12/31/2009	$7.26	$12.54	0
01/01/2010 to 12/31/2010	$12.54	$16.52	0
01/01/2011 to 12/31/2011	$16.52	$14.98	0
01/01/2012 to 12/31/2012	$14.98	$17.47	0
01/01/2013 to 12/31/2013	$17.47	$25.82	0
01/01/2014 to 12/31/2014	$25.82	$25.43	0
01/01/2015 to 12/31/2015	$25.43	$29.81	0

ProFund VP Japan
01/01/2006 to 12/31/2006	$13.42	$14.49	0
01/01/2007 to 12/31/2007	$14.49	$12.70	0
01/01/2008 to 12/31/2008	$12.70	$7.32	0
01/01/2009 to 12/31/2009	$7.32	$7.86	0
01/01/2010 to 12/31/2010	$7.86	$7.16	0
01/01/2011 to 12/31/2011	$7.16	$5.68	0
01/01/2012 to 12/31/2012	$5.68	$6.80	0
01/01/2013 to 12/31/2013	$6.80	$9.82	0
01/01/2014 to 12/31/2014	$9.82	$9.87	0
01/01/2015 to 12/31/2015	$9.87	$10.18	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Growth
01/01/2006 to 12/31/2006	$10.02	$10.64	0
01/01/2007 to 12/31/2007	$10.64	$11.09	0
01/01/2008 to 12/31/2008	$11.09	$6.96	0
01/01/2009 to 12/31/2009	$6.96	$8.80	0
01/01/2010 to 12/31/2010	$8.80	$9.70	0
01/01/2011 to 12/31/2011	$9.70	$9.74	0
01/01/2012 to 12/31/2012	$9.74	$10.70	0
01/01/2013 to 12/31/2013	$10.70	$13.61	0
01/01/2014 to 12/31/2014	$13.61	$14.97	0
01/01/2015 to 12/31/2015	$14.97	$15.13	0

ProFund VP Large-Cap Value
01/01/2006 to 12/31/2006	$10.23	$11.83	0
01/01/2007 to 12/31/2007	$11.83	$11.54	0
01/01/2008 to 12/31/2008	$11.54	$6.69	0
01/01/2009 to 12/31/2009	$6.69	$7.78	0
01/01/2010 to 12/31/2010	$7.78	$8.56	0
01/01/2011 to 12/31/2011	$8.56	$8.23	0
01/01/2012 to 12/31/2012	$8.23	$9.25	0
01/01/2013 to 12/31/2013	$9.25	$11.71	0
01/01/2014 to 12/31/2014	$11.71	$12.60	0
01/01/2015 to 12/31/2015	$12.60	$11.69	0

ProFund VP Mid-Cap Growth
01/01/2006 to 12/31/2006	$10.79	$10.93	0
01/01/2007 to 12/31/2007	$10.93	$11.89	0
01/01/2008 to 12/31/2008	$11.89	$7.09	0
01/01/2009 to 12/31/2009	$7.09	$9.55	0
01/01/2010 to 12/31/2010	$9.55	$11.95	0
01/01/2011 to 12/31/2011	$11.95	$11.30	0
01/01/2012 to 12/31/2012	$11.30	$12.70	0
01/01/2013 to 12/31/2013	$12.70	$16.14	0
01/01/2014 to 12/31/2014	$16.14	$16.65	0
01/01/2015 to 12/31/2015	$16.65	$16.26	0

ProFund VP Mid-Cap Value
01/01/2006 to 12/31/2006	$10.63	$11.63	0
01/01/2007 to 12/31/2007	$11.63	$11.44	0
01/01/2008 to 12/31/2008	$11.44	$7.10	0
01/01/2009 to 12/31/2009	$7.10	$9.05	0
01/01/2010 to 12/31/2010	$9.05	$10.61	0
01/01/2011 to 12/31/2011	$10.61	$9.93	0
01/01/2012 to 12/31/2012	$9.93	$11.28	0
01/01/2013 to 12/31/2013	$11.28	$14.51	0
01/01/2014 to 12/31/2014	$14.51	$15.58	0
01/01/2015 to 12/31/2015	$15.58	$13.92	0

ProFund VP NASDAQ-100
01/01/2006 to 12/31/2006	$10.59	$10.88	0
01/01/2007 to 12/31/2007	$10.88	$12.46	0
01/01/2008 to 12/31/2008	$12.46	$6.98	0
01/01/2009 to 12/31/2009	$6.98	$10.33	0
01/01/2010 to 12/31/2010	$10.33	$11.90	0
01/01/2011 to 12/31/2011	$11.90	$11.76	0
01/01/2012 to 12/31/2012	$11.76	$13.31	0
01/01/2013 to 12/31/2013	$13.31	$17.41	0
01/01/2014 to 12/31/2014	$17.41	$19.84	0
01/01/2015 to 12/31/2015	$19.84	$20.77	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Oil & Gas
01/01/2006 to 12/31/2006	$10.96	$12.88	0
01/01/2007 to 12/31/2007	$12.88	$16.61	0
01/01/2008 to 12/31/2008	$16.61	$10.20	0
01/01/2009 to 12/31/2009	$10.20	$11.48	0
01/01/2010 to 12/31/2010	$11.48	$13.16	0
01/01/2011 to 12/31/2011	$13.16	$13.11	0
01/01/2012 to 12/31/2012	$13.11	$13.14	0
01/01/2013 to 12/31/2013	$13.14	$15.88	0
01/01/2014 to 12/31/2014	$15.88	$13.78	0
01/01/2015 to 12/31/2015	$13.78	$10.29	0

ProFund VP Pharmaceuticals
01/01/2006 to 12/31/2006	$9.47	$10.35	0
01/01/2007 to 12/31/2007	$10.35	$10.31	0
01/01/2008 to 12/31/2008	$10.31	$8.08	0
01/01/2009 to 12/31/2009	$8.08	$9.20	0
01/01/2010 to 12/31/2010	$9.20	$9.01	0
01/01/2011 to 12/31/2011	$9.01	$10.19	0
01/01/2012 to 12/31/2012	$10.19	$11.10	0
01/01/2013 to 12/31/2013	$11.10	$14.23	0
01/01/2014 to 12/31/2014	$14.23	$16.54	0
01/01/2015 to 12/31/2015	$16.54	$16.83	0

ProFund VP Precious Metals
01/01/2006 to 12/31/2006	$12.04	$12.59	0
01/01/2007 to 12/31/2007	$12.59	$15.01	0
01/01/2008 to 12/31/2008	$15.01	$10.12	0
01/01/2009 to 12/31/2009	$10.12	$13.34	0
01/01/2010 to 12/31/2010	$13.34	$17.27	0
01/01/2011 to 12/31/2011	$17.27	$13.59	0
01/01/2012 to 12/31/2012	$13.59	$11.31	0
01/01/2013 to 12/31/2013	$11.31	$6.84	0
01/01/2014 to 12/31/2014	$6.84	$5.07	0
01/01/2015 to 12/31/2015	$5.07	$3.32	0

ProFund VP Real Estate
01/01/2006 to 12/31/2006	$11.21	$14.47	0
01/01/2007 to 12/31/2007	$14.47	$11.33	0
01/01/2008 to 12/31/2008	$11.33	$6.48	0
01/01/2009 to 12/31/2009	$6.48	$8.07	0
01/01/2010 to 12/31/2010	$8.07	$9.80	0
01/01/2011 to 12/31/2011	$9.80	$10.00	0
01/01/2012 to 12/31/2012	$10.00	$11.42	0
01/01/2013 to 12/31/2013	$11.42	$11.13	0
01/01/2014 to 12/31/2014	$11.13	$13.55	0
01/01/2015 to 12/31/2015	$13.55	$13.24	0

ProFund VP Rising Rates Opportunity
01/01/2006 to 12/31/2006	$9.11	$9.78	0
01/01/2007 to 12/31/2007	$9.78	$9.03	0
01/01/2008 to 12/31/2008	$9.03	$5.45	0
01/01/2009 to 12/31/2009	$5.45	$7.02	0
01/01/2010 to 12/31/2010	$7.02	$5.74	0
01/01/2011 to 12/31/2011	$5.74	$3.50	0
01/01/2012 to 12/31/2012	$3.50	$3.17	0
01/01/2013 to 12/31/2013	$3.17	$3.60	0
01/01/2014 to 12/31/2014	$3.60	$2.44	0
01/01/2015 to 12/31/2015	$2.44	$2.34	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Semiconductor
01/01/2006 to 12/31/2006	$10.68	$9.67	0
01/01/2007 to 12/31/2007	$9.67	$10.08	0
01/01/2008 to 12/31/2008	$10.08	$4.93	0
01/01/2009 to 12/31/2009	$4.93	$7.88	0
01/01/2010 to 12/31/2010	$7.88	$8.62	0
01/01/2011 to 12/31/2011	$8.62	$8.07	0
01/01/2012 to 12/31/2012	$8.07	$7.53	0
01/01/2013 to 12/31/2013	$7.53	$9.79	0
01/01/2014 to 12/31/2014	$9.79	$12.83	0
01/01/2015 to 12/31/2015	$12.83	$12.14	0

ProFund VP Short Mid-Cap
01/01/2006 to 12/31/2006	$8.97	$8.42	0
01/01/2007 to 12/31/2007	$8.42	$7.96	0
01/01/2008 to 12/31/2008	$7.96	$10.23	0
01/01/2009 to 12/31/2009	$10.23	$6.44	0
01/01/2010 to 12/31/2010	$6.44	$4.65	0
01/01/2011 to 12/31/2011	$4.65	$4.15	0
01/01/2012 to 12/31/2012	$4.15	$3.28	0
01/01/2013 to 12/31/2013	$3.28	$2.31	0
01/01/2014 to 12/31/2014	$2.31	$1.97	0
01/01/2015 to 12/31/2015	$1.97	$1.89	0

ProFund VP Short NASDAQ-100
01/01/2006 to 12/31/2006	$9.17	$8.81	0
01/01/2007 to 12/31/2007	$8.81	$7.59	0
01/01/2008 to 12/31/2008	$7.59	$10.95	0
01/01/2009 to 12/31/2009	$10.95	$6.33	0
01/01/2010 to 12/31/2010	$6.33	$4.86	0
01/01/2011 to 12/31/2011	$4.86	$4.24	0
01/01/2012 to 12/31/2012	$4.24	$3.35	0
01/01/2013 to 12/31/2013	$3.35	$2.30	0
01/01/2014 to 12/31/2014	$2.30	$1.81	0
01/01/2015 to 12/31/2015	$1.81	$1.53	0

ProFund VP Short Small-Cap
01/01/2006 to 12/31/2006	$9.20	$7.90	0
01/01/2007 to 12/31/2007	$7.90	$8.05	0
01/01/2008 to 12/31/2008	$8.05	$9.72	0
01/01/2009 to 12/31/2009	$9.72	$6.40	0
01/01/2010 to 12/31/2010	$6.40	$4.43	0
01/01/2011 to 12/31/2011	$4.43	$3.93	0
01/01/2012 to 12/31/2012	$3.93	$3.10	0
01/01/2013 to 12/31/2013	$3.10	$2.07	0
01/01/2014 to 12/31/2014	$2.07	$1.83	0
01/01/2015 to 12/31/2015	$1.83	$1.77	0

ProFund VP Small-Cap Growth
01/01/2006 to 12/31/2006	$10.51	$11.13	0
01/01/2007 to 12/31/2007	$11.13	$11.28	0
01/01/2008 to 12/31/2008	$11.28	$7.25	0
01/01/2009 to 12/31/2009	$7.25	$8.90	0
01/01/2010 to 12/31/2010	$8.90	$10.90	0
01/01/2011 to 12/31/2011	$10.90	$10.76	0
01/01/2012 to 12/31/2012	$10.76	$11.78	0
01/01/2013 to 12/31/2013	$11.78	$16.12	0
01/01/2014 to 12/31/2014	$16.12	$16.04	0
01/01/2015 to 12/31/2015	$16.04	$15.81	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
01/01/2006 to 12/31/2006	$10.33	$11.82	0
01/01/2007 to 12/31/2007	$11.82	$10.68	0
01/01/2008 to 12/31/2008	$10.68	$7.21	0
01/01/2009 to 12/31/2009	$7.21	$8.45	0
01/01/2010 to 12/31/2010	$8.45	$10.05	0
01/01/2011 to 12/31/2011	$10.05	$9.39	0
01/01/2012 to 12/31/2012	$9.39	$10.62	0
01/01/2013 to 12/31/2013	$10.62	$14.24	0
01/01/2014 to 12/31/2014	$14.24	$14.68	0
01/01/2015 to 12/31/2015	$14.68	$13.11	0

ProFund VP Technology
01/01/2006 to 12/31/2006	$10.57	$11.13	0
01/01/2007 to 12/31/2007	$11.13	$12.40	0
01/01/2008 to 12/31/2008	$12.40	$6.72	0
01/01/2009 to 12/31/2009	$6.72	$10.57	0
01/01/2010 to 12/31/2010	$10.57	$11.40	0
01/01/2011 to 12/31/2011	$11.40	$10.95	0
01/01/2012 to 12/31/2012	$10.95	$11.76	0
01/01/2013 to 12/31/2013	$11.76	$14.35	0
01/01/2014 to 12/31/2014	$14.35	$16.50	0
01/01/2015 to 12/31/2015	$16.50	$16.46	0

ProFund VP Telecommunications
01/01/2006 to 12/31/2006	$9.77	$12.78	0
01/01/2007 to 12/31/2007	$12.78	$13.49	0
01/01/2008 to 12/31/2008	$13.49	$8.61	0
01/01/2009 to 12/31/2009	$8.61	$9.00	0
01/01/2010 to 12/31/2010	$9.00	$10.15	0
01/01/2011 to 12/31/2011	$10.15	$10.07	0
01/01/2012 to 12/31/2012	$10.07	$11.42	0
01/01/2013 to 12/31/2013	$11.42	$12.47	0
01/01/2014 to 12/31/2014	$12.47	$12.22	0
01/01/2015 to 12/31/2015	$12.22	$12.08	0

ProFund VP U.S. Government Plus
01/01/2006 to 12/31/2006	$10.58	$9.84	0
01/01/2007 to 12/31/2007	$9.84	$10.55	0
01/01/2008 to 12/31/2008	$10.55	$15.38	0
01/01/2009 to 12/31/2009	$15.38	$10.10	0
01/01/2010 to 12/31/2010	$10.10	$10.83	0
01/01/2011 to 12/31/2011	$10.83	$15.14	0
01/01/2012 to 12/31/2012	$15.14	$14.89	0
01/01/2013 to 12/31/2013	$14.89	$11.73	0
01/01/2014 to 12/31/2014	$11.73	$15.58	0
01/01/2015 to 12/31/2015	$15.58	$14.32	0

ProFund VP UltraBull
01/01/2006 to 12/31/2006	$10.28	$12.32	0
01/01/2007 to 12/31/2007	$12.32	$12.10	0
01/01/2008 to 12/31/2008	$12.10	$3.84	0
01/01/2009 to 12/31/2009	$3.84	$5.41	0
01/01/2010 to 12/31/2010	$5.41	$6.44	0
01/01/2011 to 12/31/2011	$6.44	$5.97	0
01/01/2012 to 12/31/2012	$5.97	$7.50	0
01/01/2013 to 12/31/2013	$7.50	$12.27	0
01/01/2014 to 12/31/2014	$12.27	$14.73	0
01/01/2015 to 12/31/2015	$14.73	$13.93	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP UltraMid-Cap
01/01/2006 to 12/31/2006	$11.42	$12.31	0
01/01/2007 to 12/31/2007	$12.31	$12.70	0
01/01/2008 to 12/31/2008	$12.70	$4.02	0
01/01/2009 to 12/31/2009	$4.02	$6.50	0
01/01/2010 to 12/31/2010	$6.50	$9.47	0
01/01/2011 to 12/31/2011	$9.47	$7.96	0
01/01/2012 to 12/31/2012	$7.96	$10.28	0
01/01/2013 to 12/31/2013	$10.28	$17.08	0
01/01/2014 to 12/31/2014	$17.08	$19.19	0
01/01/2015 to 12/31/2015	$19.19	$16.98	0

ProFund VP UltraNASDAQ-100
01/01/2006 to 12/31/2006	$11.08	$11.32	0
01/01/2007 to 12/31/2007	$11.32	$14.16	0
01/01/2008 to 12/31/2008	$14.16	$3.76	0
01/01/2009 to 12/31/2009	$3.76	$8.03	0
01/01/2010 to 12/31/2010	$8.03	$10.58	0
01/01/2011 to 12/31/2011	$10.58	$10.18	0
01/01/2012 to 12/31/2012	$10.18	$13.26	0
01/01/2013 to 12/31/2013	$13.26	$23.12	0
01/01/2014 to 12/31/2014	$23.12	$30.59	0
01/01/2015 to 12/31/2015	$30.59	$33.85	0

ProFund VP UltraSmall-Cap
01/01/2006 to 12/31/2006	$10.69	$13.13	0
01/01/2007 to 12/31/2007	$13.13	$11.10	0
01/01/2008 to 12/31/2008	$11.10	$3.65	0
01/01/2009 to 12/31/2009	$3.65	$4.99	0
01/01/2010 to 12/31/2010	$4.99	$7.21	0
01/01/2011 to 12/31/2011	$7.21	$5.70	0
01/01/2012 to 12/31/2012	$5.70	$7.19	0
01/01/2013 to 12/31/2013	$7.19	$13.08	0
01/01/2014 to 12/31/2014	$13.08	$13.43	0
01/01/2015 to 12/31/2015	$13.43	$11.38	0

ProFund VP Utilities
01/01/2006 to 12/31/2006	$10.64	$12.35	0
01/01/2007 to 12/31/2007	$12.35	$13.93	0
01/01/2008 to 12/31/2008	$13.93	$9.40	0
01/01/2009 to 12/31/2009	$9.40	$10.14	0
01/01/2010 to 12/31/2010	$10.14	$10.47	0
01/01/2011 to 12/31/2011	$10.47	$11.98	0
01/01/2012 to 12/31/2012	$11.98	$11.68	0
01/01/2013 to 12/31/2013	$11.68	$12.89	0
01/01/2014 to 12/31/2014	$12.89	$15.81	0
01/01/2015 to 12/31/2015	$15.81	$14.41	0

Prudential SP International Growth Portfolio
01/01/2006 to 12/31/2006	$11.21	$13.22	0
01/01/2007 to 12/31/2007	$13.22	$15.39	0
01/01/2008 to 12/31/2008	$15.39	$7.45	0
01/01/2009 to 12/31/2009	$7.45	$9.95	0
01/01/2010 to 12/31/2010	$9.95	$11.05	0
01/01/2011 to 12/31/2011	$11.05	$9.16	0
01/01/2012 to 12/31/2012	$9.16	$10.92	0
01/01/2013 to 12/31/2013	$10.92	$12.64	0
01/01/2014 to 12/31/2014	$12.64	$11.61	0
01/01/2015 to 12/31/2015	$11.61	$11.69	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
S&P Target 24 Portfolio
01/01/2006 to 12/31/2006	$10.51	$10.54	0
01/01/2007 to 12/31/2007	$10.54	$10.69	0
01/01/2008 to 12/31/2008	$10.69	$7.51	0
01/01/2009 to 12/31/2009	$7.51	$8.32	2,776
01/01/2010 to 12/31/2010	$8.32	$9.66	0
01/01/2011 to 12/31/2011	$9.66	$10.22	0
01/01/2012 to 12/31/2012	$10.22	$10.89	0
01/01/2013 to 12/31/2013	$10.89	$15.08	0
01/01/2014 to 04/25/2014	$15.08	$14.84	0

Target Managed VIP Portfolio
01/01/2006 to 12/31/2006	$10.47	$11.37	0
01/01/2007 to 12/31/2007	$11.37	$12.12	0
01/01/2008 to 12/31/2008	$12.12	$6.51	0
01/01/2009 to 12/31/2009	$6.51	$7.17	54
01/01/2010 to 12/31/2010	$7.17	$8.32	89
01/01/2011 to 12/31/2011	$8.32	$7.97	53
01/01/2012 to 12/31/2012	$7.97	$8.77	0
01/01/2013 to 12/31/2013	$8.77	$11.60	0
01/01/2014 to 04/25/2014	$11.60	$11.49	0

The DOW DART 10 Portfolio
01/01/2006 to 12/31/2006	$9.56	$11.70	0
01/01/2007 to 12/31/2007	$11.70	$11.47	0
01/01/2008 to 12/31/2008	$11.47	$7.98	0
01/01/2009 to 12/31/2009	$7.98	$8.86	0
01/01/2010 to 12/31/2010	$8.86	$10.08	0
01/01/2011 to 12/31/2011	$10.08	$10.57	0
01/01/2012 to 12/31/2012	$10.57	$11.40	0
01/01/2013 to 12/31/2013	$11.40	$14.53	0
01/01/2014 to 04/25/2014	$14.53	$14.26	0

The DOW Target Dividend Portfolio
01/01/2006 to 12/31/2006	$9.70	$11.16	0
01/01/2007 to 12/31/2007	$11.16	$10.99	0
01/01/2008 to 12/31/2008	$10.99	$6.36	222
01/01/2009 to 12/31/2009	$6.36	$7.07	9,951
01/01/2010 to 12/31/2010	$7.07	$8.03	4,371
01/01/2011 to 12/31/2011	$8.03	$8.29	3,575
01/01/2012 to 12/31/2012	$8.29	$8.52	3,705
01/01/2013 to 12/31/2013	$8.52	$10.64	1,065
01/01/2014 to 04/25/2014	$10.64	$10.97	0

Value Line Target 25 Portfolio
01/01/2006 to 12/31/2006	$11.14	$11.17	0
01/01/2007 to 12/31/2007	$11.17	$12.85	0
01/01/2008 to 12/31/2008	$12.85	$5.66	0
01/01/2009 to 12/31/2009	$5.66	$5.90	0
01/01/2010 to 12/31/2010	$5.90	$7.50	0
01/01/2011 to 12/31/2011	$7.50	$5.50	0
01/01/2012 to 12/31/2012	$5.50	$6.50	0
01/01/2013 to 12/31/2013	$6.50	$8.32	0
01/01/2014 to 04/25/2014	$8.32	$8.85	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo Advantage VT Equity Income
01/01/2006 to 12/31/2006	$10.12	$11.68	0
01/01/2007 to 12/31/2007	$11.68	$11.70	0
01/01/2008 to 12/31/2008	$11.70	$7.24	0
01/01/2009 to 12/31/2009	$7.24	$8.24	0
01/01/2010 to 07/16/2010	$8.24	$7.87	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$8.93	$10.75	0
01/01/2011 to 12/31/2011	$10.75	$9.13	0
01/01/2012 to 12/31/2012	$9.13	$10.11	0
01/01/2013 to 12/31/2013	$10.11	$11.81	0
01/01/2014 to 12/31/2014	$11.81	$10.89	0
01/01/2015 to 12/31/2015	$10.89	$10.85	0

Wells Fargo VT Intrinsic Value Fund - Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$7.87	$9.13	67
01/01/2011 to 12/31/2011	$9.13	$8.71	100
01/01/2012 to 12/31/2012	$8.71	$10.13	111
01/01/2013 to 12/31/2013	$10.13	$12.86	24
01/01/2014 to 12/31/2014	$12.86	$13.81	60
01/01/2015 to 12/31/2015	$13.81	$13.38	39

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$10.96	$13.76	177
01/01/2011 to 12/31/2011	$13.76	$12.68	168
01/01/2012 to 12/31/2012	$12.68	$14.92	209
01/01/2013 to 12/31/2013	$14.92	$20.37	17
01/01/2014 to 12/31/2014	$20.37	$20.65	44
01/01/2015 to 12/31/2015	$20.65	$20.44	28

Wells Fargo VT Small Cap Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.19	0
01/01/2011 to 12/31/2011	$12.19	$11.36	0
01/01/2012 to 12/31/2012	$11.36	$11.96	0
01/01/2013 to 12/31/2013	$11.96	$17.54	0
01/01/2014 to 12/31/2014	$17.54	$16.80	0
01/01/2015 to 12/31/2015	$16.80	$15.93	0

*	Denotes the start date of these sub-accounts

ASAP III

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ACCESS VP High Yield Fund
03/19/2007* to 12/31/2007	$11.70	$11.98	18,903
01/01/2008 to 12/31/2008	$11.98	$11.31	2,910
01/01/2009 to 12/31/2009	$11.31	$13.10	3,789
01/01/2010 to 12/31/2010	$13.10	$15.09	5,807
01/01/2011 to 12/31/2011	$15.09	$15.35	35,322
01/01/2012 to 12/31/2012	$15.35	$17.34	19,933
01/01/2013 to 12/31/2013	$17.34	$18.88	26,410
01/01/2014 to 12/31/2014	$18.88	$19.13	6,594
01/01/2015 to 12/31/2015	$19.13	$18.97	6,517

AST Academic Strategies Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$11.08	$11.99	411,706
01/01/2008 to 12/31/2008	$11.99	$8.09	371,911
01/01/2009 to 12/31/2009	$8.09	$9.96	250,364
01/01/2010 to 12/31/2010	$9.96	$11.04	243,717
01/01/2011 to 12/31/2011	$11.04	$10.64	237,622
01/01/2012 to 12/31/2012	$10.64	$11.86	240,813
01/01/2013 to 12/31/2013	$11.86	$12.91	234,834
01/01/2014 to 12/31/2014	$12.91	$13.27	327,654
01/01/2015 to 12/31/2015	$13.27	$12.71	309,303

AST Advanced Strategies Portfolio
03/19/2007* to 12/31/2007	$10.80	$11.62	226,629
01/01/2008 to 12/31/2008	$11.62	$8.07	252,802
01/01/2009 to 12/31/2009	$8.07	$10.09	239,014
01/01/2010 to 12/31/2010	$10.09	$11.35	184,259
01/01/2011 to 12/31/2011	$11.35	$11.25	191,948
01/01/2012 to 12/31/2012	$11.25	$12.66	256,281
01/01/2013 to 12/31/2013	$12.66	$14.61	239,800
01/01/2014 to 12/31/2014	$14.61	$15.35	259,478
01/01/2015 to 12/31/2015	$15.35	$15.31	288,381

AST American Century Income & Growth Portfolio
03/19/2007* to 12/31/2007	$17.44	$17.54	228,111
01/01/2008 to 12/31/2008	$17.54	$11.33	154,997
01/01/2009 to 12/31/2009	$11.33	$13.21	198,496
01/01/2010 to 12/31/2010	$13.21	$14.89	169,315
01/01/2011 to 12/31/2011	$14.89	$15.27	162,593
01/01/2012 to 05/04/2012	$15.27	$16.63	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Balanced Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$11.00	$11.86	133,094
01/01/2008 to 12/31/2008	$11.86	$8.37	237,851
01/01/2009 to 12/31/2009	$8.37	$10.22	257,542
01/01/2010 to 12/31/2010	$10.22	$11.36	323,653
01/01/2011 to 12/31/2011	$11.36	$11.11	402,312
01/01/2012 to 12/31/2012	$11.11	$12.37	420,485
01/01/2013 to 12/31/2013	$12.37	$14.41	443,366
01/01/2014 to 12/31/2014	$14.41	$15.19	671,511
01/01/2015 to 12/31/2015	$15.19	$15.11	761,478

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$10.00	$9.21	608
01/01/2012 to 12/31/2012	$9.21	$10.20	601
01/01/2013 to 12/31/2013	$10.20	$11.19	5,235
01/01/2014 to 12/31/2014	$11.19	$11.62	13,261
01/01/2015 to 12/31/2015	$11.62	$11.16	16,473

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.55	0
01/01/2014 to 12/31/2014	$10.55	$10.82	695
01/01/2015 to 12/31/2015	$10.82	$10.74	4,511

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/19/2007* to 12/31/2007	$15.85	$16.61	476,073
01/01/2008 to 12/31/2008	$16.61	$16.63	417,181
01/01/2009 to 12/31/2009	$16.63	$18.15	376,120
01/01/2010 to 12/31/2010	$18.15	$18.67	283,949
01/01/2011 to 12/31/2011	$18.67	$18.90	241,831
01/01/2012 to 12/31/2012	$18.90	$19.58	267,544
01/01/2013 to 12/31/2013	$19.58	$18.97	254,029
01/01/2014 to 12/31/2014	$18.97	$18.76	315,321
01/01/2015 to 12/31/2015	$18.76	$18.66	344,136

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/19/2007* to 12/31/2007	$19.37	$20.48	932,528
01/01/2008 to 12/31/2008	$20.48	$19.82	673,230
01/01/2009 to 12/31/2009	$19.82	$22.86	695,034
01/01/2010 to 12/31/2010	$22.86	$24.38	586,949
01/01/2011 to 12/31/2011	$24.38	$24.90	532,204
01/01/2012 to 12/31/2012	$24.90	$26.95	554,965
01/01/2013 to 12/31/2013	$26.95	$26.19	425,830
01/01/2014 to 12/31/2014	$26.19	$27.03	366,814
01/01/2015 to 12/31/2015	$27.03	$26.19	347,903

AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.38	161,639
01/01/2009 to 12/31/2009	$11.38	$11.23	140,596
01/01/2010 to 12/31/2010	$11.23	$12.16	82,764
01/01/2011 to 12/31/2011	$12.16	$12.81	90,616
01/01/2012 to 12/31/2012	$12.81	$13.06	53,184
01/01/2013 to 12/31/2013	$13.06	$12.89	60,588
01/01/2014 to 12/31/2014	$12.89	$12.74	63,451
01/01/2015 to 12/31/2015	$12.74	$12.58	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.45	981
01/01/2010 to 12/31/2010	$9.45	$10.35	1,607
01/01/2011 to 12/31/2011	$10.35	$11.23	5,489
01/01/2012 to 12/31/2012	$11.23	$11.58	5,649
01/01/2013 to 12/31/2013	$11.58	$11.39	1,513
01/01/2014 to 12/31/2014	$11.39	$11.33	0
01/01/2015 to 12/31/2015	$11.33	$11.19	23,531

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.85	0
01/01/2011 to 12/31/2011	$10.85	$11.97	1,453
01/01/2012 to 12/31/2012	$11.97	$12.45	2,044
01/01/2013 to 12/31/2013	$12.45	$12.08	3
01/01/2014 to 12/31/2014	$12.08	$12.13	0
01/01/2015 to 12/31/2015	$12.13	$12.02	8,777

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.13	11,683
01/01/2009 to 12/31/2009	$12.13	$11.28	9,475
01/01/2010 to 12/31/2010	$11.28	$12.41	0
01/01/2011 to 12/31/2011	$12.41	$13.96	2,627
01/01/2012 to 12/31/2012	$13.96	$14.61	4,673
01/01/2013 to 12/31/2013	$14.61	$14.01	23,692
01/01/2014 to 12/31/2014	$14.01	$14.24	12,082
01/01/2015 to 12/31/2015	$14.24	$14.21	14,482

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.20	9,569
01/01/2009 to 12/31/2009	$12.20	$11.14	0
01/01/2010 to 12/31/2010	$11.14	$12.29	4,945
01/01/2011 to 12/31/2011	$12.29	$14.11	0
01/01/2012 to 12/31/2012	$14.11	$14.78	12,165
01/01/2013 to 12/31/2013	$14.78	$13.93	22,233
01/01/2014 to 12/31/2014	$13.93	$14.38	20,528
01/01/2015 to 12/31/2015	$14.38	$14.39	58,258

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.86	0
01/01/2010 to 12/31/2010	$8.86	$9.81	1,268
01/01/2011 to 12/31/2011	$9.81	$11.53	0
01/01/2012 to 12/31/2012	$11.53	$12.13	768
01/01/2013 to 12/31/2013	$12.13	$11.23	169,824
01/01/2014 to 12/31/2014	$11.23	$11.80	176,463
01/01/2015 to 12/31/2015	$11.80	$11.86	202,920

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.10	2,981
01/01/2011 to 12/31/2011	$11.10	$13.22	6,222
01/01/2012 to 12/31/2012	$13.22	$13.97	0
01/01/2013 to 12/31/2013	$13.97	$12.87	0
01/01/2014 to 12/31/2014	$12.87	$13.72	5,617
01/01/2015 to 12/31/2015	$13.72	$13.82	15,005

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.12	3,562
01/01/2012 to 12/31/2012	$12.12	$12.70	19,197
01/01/2013 to 12/31/2013	$12.70	$11.35	1,129
01/01/2014 to 12/31/2014	$11.35	$12.40	15,823
01/01/2015 to 12/31/2015	$12.40	$12.53	20,638

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.48	10,462
01/01/2013 to 12/31/2013	$10.48	$9.32	119,441
01/01/2014 to 12/31/2014	$9.32	$10.39	49,103
01/01/2015 to 12/31/2015	$10.39	$10.57	9,401

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.82	84,645
01/01/2014 to 12/31/2014	$8.82	$10.01	89,238
01/01/2015 to 12/31/2015	$10.01	$10.19	12,269

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.39	50,736
01/01/2015 to 12/31/2015	$11.39	$11.51	164,266

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$10.02	51,230

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.15	$10.31	0
01/01/2010 to 12/31/2010	$10.31	$11.61	0
01/01/2011 to 12/31/2011	$11.61	$10.82	3,569
01/01/2012 to 12/31/2012	$10.82	$12.13	6,843
01/01/2013 to 12/31/2013	$12.13	$15.78	8,157
01/01/2014 to 12/31/2014	$15.78	$17.22	10,469
01/01/2015 to 12/31/2015	$17.22	$16.24	9,959

AST Capital Growth Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$11.22	$12.24	420,583
01/01/2008 to 12/31/2008	$12.24	$7.88	495,503
01/01/2009 to 12/31/2009	$7.88	$9.78	462,021
01/01/2010 to 12/31/2010	$9.78	$10.98	364,312
01/01/2011 to 12/31/2011	$10.98	$10.61	310,209
01/01/2012 to 12/31/2012	$10.61	$11.94	351,268
01/01/2013 to 12/31/2013	$11.94	$14.50	365,259
01/01/2014 to 12/31/2014	$14.50	$15.36	564,051
01/01/2015 to 12/31/2015	$15.36	$15.29	481,642

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$10.00	$11.73	0
01/01/2014 to 12/31/2014	$11.73	$13.19	4,206
01/01/2015 to 12/31/2015	$13.19	$12.59	8,092

AST Cohen & Steers Realty Portfolio
03/19/2007* to 12/31/2007	$31.90	$24.67	155,081
01/01/2008 to 12/31/2008	$24.67	$15.86	111,995
01/01/2009 to 12/31/2009	$15.86	$20.71	96,981
01/01/2010 to 12/31/2010	$20.71	$26.39	88,762
01/01/2011 to 12/31/2011	$26.39	$27.85	75,280
01/01/2012 to 12/31/2012	$27.85	$31.80	92,654
01/01/2013 to 12/31/2013	$31.80	$32.47	76,651
01/01/2014 to 12/31/2014	$32.47	$42.08	61,673
01/01/2015 to 12/31/2015	$42.08	$43.68	60,999

AST DeAm Small-Cap Value Portfolio
03/19/2007* to 12/31/2007	$15.51	$12.80	75,539
01/01/2008 to 07/18/2008	$12.80	$11.77	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$10.00	$9.73	0
01/01/2014 to 12/31/2014	$9.73	$10.13	6,010
01/01/2015 to 12/31/2015	$10.13	$10.02	13,581

AST FI Pyramis® Asset Allocation Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.01	0
01/01/2008 to 12/31/2008	$10.01	$7.21	70
01/01/2009 to 12/31/2009	$7.21	$8.66	0
01/01/2010 to 12/31/2010	$8.66	$9.71	3,036
01/01/2011 to 12/31/2011	$9.71	$9.38	15,195
01/01/2012 to 12/31/2012	$9.38	$10.55	30,124
01/01/2013 to 12/31/2013	$10.55	$12.45	41,727
01/01/2014 to 12/31/2014	$12.45	$13.03	73,791
01/01/2015 to 10/16/2015	$13.03	$13.07	0

AST FI Pyramis® Quantitative Portfolio
03/19/2007* to 12/31/2007	$10.69	$11.43	343,893
01/01/2008 to 12/31/2008	$11.43	$7.41	176,530
01/01/2009 to 12/31/2009	$7.41	$9.09	152,714
01/01/2010 to 12/31/2010	$9.09	$10.29	126,118
01/01/2011 to 12/31/2011	$10.29	$10.03	140,161
01/01/2012 to 12/31/2012	$10.03	$10.99	144,585
01/01/2013 to 12/31/2013	$10.99	$12.49	139,523
01/01/2014 to 12/31/2014	$12.49	$12.75	179,552
01/01/2015 to 12/31/2015	$12.75	$12.75	188,133

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$10.00	$7.50	0
01/01/2009 to 11/13/2009	$7.50	$8.43	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.80	64,500
01/01/2013 to 12/31/2013	$10.80	$13.30	73,749
01/01/2014 to 12/31/2014	$13.30	$13.59	65,032
01/01/2015 to 10/16/2015	$13.59	$13.09	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$10.00	$10.87	5,822
01/01/2014 to 12/31/2014	$10.87	$11.03	19,006
01/01/2015 to 10/16/2015	$11.03	$10.59	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.18	$6.13	192
01/01/2009 to 12/31/2009	$6.13	$8.20	3,269
01/01/2010 to 12/31/2010	$8.20	$9.76	8,104
01/01/2011 to 12/31/2011	$9.76	$9.18	10,323
01/01/2012 to 12/31/2012	$9.18	$11.52	14,435
01/01/2013 to 12/31/2013	$11.52	$11.90	14,755
01/01/2014 to 12/31/2014	$11.90	$13.42	25,783
01/01/2015 to 12/31/2015	$13.42	$13.27	17,624

AST Goldman Sachs Concentrated Growth Portfolio
03/19/2007* to 12/31/2007	$23.34	$26.68	406,767
01/01/2008 to 12/31/2008	$26.68	$15.77	306,283
01/01/2009 to 12/31/2009	$15.77	$23.33	257,290
01/01/2010 to 12/31/2010	$23.33	$25.47	222,209
01/01/2011 to 12/31/2011	$25.47	$24.22	190,087
01/01/2012 to 12/31/2012	$24.22	$28.72	164,258
01/01/2013 to 12/31/2013	$28.72	$36.89	145,284
01/01/2014 to 02/07/2014	$36.89	$36.31	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$28.49	$29.91	507,472
01/01/2008 to 12/31/2008	$29.91	$17.56	379,447
01/01/2009 to 12/31/2009	$17.56	$20.72	266,028
01/01/2010 to 12/31/2010	$20.72	$23.16	214,419
01/01/2011 to 12/31/2011	$23.16	$21.66	193,150
01/01/2012 to 12/31/2012	$21.66	$25.66	182,309
01/01/2013 to 12/31/2013	$25.66	$33.93	177,804
01/01/2014 to 12/31/2014	$33.93	$38.00	225,380
01/01/2015 to 12/31/2015	$38.00	$35.88	307,497

AST Goldman Sachs Mid-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$4.77	$5.43	362,040
01/01/2008 to 12/31/2008	$5.43	$3.18	295,139
01/01/2009 to 12/31/2009	$3.18	$4.95	301,894
01/01/2010 to 12/31/2010	$4.95	$5.87	288,663
01/01/2011 to 12/31/2011	$5.87	$5.64	242,754
01/01/2012 to 12/31/2012	$5.64	$6.68	295,653
01/01/2013 to 12/31/2013	$6.68	$8.74	280,627
01/01/2014 to 12/31/2014	$8.74	$9.65	303,027
01/01/2015 to 12/31/2015	$9.65	$9.01	805,485

AST Goldman Sachs Multi-Asset Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.18	0
01/01/2008 to 12/31/2008	$10.18	$7.64	29,480
01/01/2009 to 12/31/2009	$7.64	$9.33	30,718
01/01/2010 to 12/31/2010	$9.33	$10.31	47,765
01/01/2011 to 12/31/2011	$10.31	$10.15	47,893
01/01/2012 to 12/31/2012	$10.15	$11.07	53,335
01/01/2013 to 12/31/2013	$11.07	$12.03	54,982
01/01/2014 to 12/31/2014	$12.03	$12.40	91,758
01/01/2015 to 12/31/2015	$12.40	$12.16	81,240

AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009* to 12/31/2009	$18.62	$24.05	96,518
01/01/2010 to 12/31/2010	$24.05	$30.18	78,409
01/01/2011 to 12/31/2011	$30.18	$30.27	68,981
01/01/2012 to 12/31/2012	$30.27	$34.66	62,151
01/01/2013 to 12/31/2013	$34.66	$47.64	51,383
01/01/2014 to 12/31/2014	$47.64	$50.56	48,790
01/01/2015 to 12/31/2015	$50.56	$47.30	52,668

AST Herndon Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$14.65	$14.77	205,376
01/01/2008 to 12/31/2008	$14.77	$9.17	175,827
01/01/2009 to 12/31/2009	$9.17	$10.73	110,665
01/01/2010 to 12/31/2010	$10.73	$11.95	84,321
01/01/2011 to 12/31/2011	$11.95	$11.77	70,324
01/01/2012 to 12/31/2012	$11.77	$13.21	70,906
01/01/2013 to 12/31/2013	$13.21	$17.61	70,433
01/01/2014 to 12/31/2014	$17.61	$17.71	71,306
01/01/2015 to 12/31/2015	$17.71	$16.47	68,125

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST High Yield Portfolio
03/19/2007* to 12/31/2007	$18.35	$18.28	274,834
01/01/2008 to 12/31/2008	$18.28	$13.48	191,706
01/01/2009 to 12/31/2009	$13.48	$18.09	206,875
01/01/2010 to 12/31/2010	$18.09	$20.32	182,892
01/01/2011 to 12/31/2011	$20.32	$20.76	158,058
01/01/2012 to 12/31/2012	$20.76	$23.40	149,195
01/01/2013 to 12/31/2013	$23.40	$24.83	127,818
01/01/2014 to 12/31/2014	$24.83	$25.21	119,011
01/01/2015 to 12/31/2015	$25.21	$24.07	117,177

AST International Growth Portfolio
03/19/2007* to 12/31/2007	$22.26	$26.40	715,857
01/01/2008 to 12/31/2008	$26.40	$13.01	552,699
01/01/2009 to 12/31/2009	$13.01	$17.42	377,357
01/01/2010 to 12/31/2010	$17.42	$19.75	307,090
01/01/2011 to 12/31/2011	$19.75	$17.03	256,898
01/01/2012 to 12/31/2012	$17.03	$20.29	244,689
01/01/2013 to 12/31/2013	$20.29	$23.91	227,893
01/01/2014 to 12/31/2014	$23.91	$22.37	244,156
01/01/2015 to 12/31/2015	$22.37	$22.84	237,935

AST International Value Portfolio
03/19/2007* to 12/31/2007	$20.79	$23.92	246,638
01/01/2008 to 12/31/2008	$23.92	$13.26	126,470
01/01/2009 to 12/31/2009	$13.26	$17.13	165,528
01/01/2010 to 12/31/2010	$17.13	$18.84	155,007
01/01/2011 to 12/31/2011	$18.84	$16.31	132,978
01/01/2012 to 12/31/2012	$16.31	$18.84	69,926
01/01/2013 to 12/31/2013	$18.84	$22.29	59,140
01/01/2014 to 12/31/2014	$22.29	$20.59	60,486
01/01/2015 to 12/31/2015	$20.59	$20.55	55,206

AST J.P. Morgan Global Thematic Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.20	0
01/01/2008 to 12/31/2008	$10.20	$7.00	10,506
01/01/2009 to 12/31/2009	$7.00	$8.77	51,936
01/01/2010 to 12/31/2010	$8.77	$9.89	69,518
01/01/2011 to 12/31/2011	$9.89	$9.73	61,897
01/01/2012 to 12/31/2012	$9.73	$10.94	23,928
01/01/2013 to 12/31/2013	$10.94	$12.60	42,546
01/01/2014 to 12/31/2014	$12.60	$13.26	51,500
01/01/2015 to 12/31/2015	$13.26	$12.99	80,123

AST J.P. Morgan International Equity Portfolio
03/19/2007* to 12/31/2007	$24.10	$26.09	233,797
01/01/2008 to 12/31/2008	$26.09	$15.14	128,075
01/01/2009 to 12/31/2009	$15.14	$20.37	111,338
01/01/2010 to 12/31/2010	$20.37	$21.61	99,329
01/01/2011 to 12/31/2011	$21.61	$19.43	88,820
01/01/2012 to 12/31/2012	$19.43	$23.46	106,686
01/01/2013 to 12/31/2013	$23.46	$26.79	85,086
01/01/2014 to 12/31/2014	$26.79	$24.83	91,810
01/01/2015 to 12/31/2015	$24.83	$23.90	105,108

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2007* to 12/31/2007	$20.72	$20.91	89,434
01/01/2008 to 12/31/2008	$20.91	$17.06	109,736
01/01/2009 to 12/31/2009	$17.06	$20.61	89,471
01/01/2010 to 12/31/2010	$20.61	$21.89	83,097
01/01/2011 to 12/31/2011	$21.89	$21.72	94,146
01/01/2012 to 12/31/2012	$21.72	$23.81	101,774
01/01/2013 to 12/31/2013	$23.81	$26.18	113,447
01/01/2014 to 12/31/2014	$26.18	$27.33	111,693
01/01/2015 to 12/31/2015	$27.33	$27.00	113,673

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08	$10.30	0
01/01/2010 to 12/31/2010	$10.30	$11.35	9,275
01/01/2011 to 12/31/2011	$11.35	$11.31	7,961
01/01/2012 to 12/31/2012	$11.31	$12.90	14,252
01/01/2013 to 12/31/2013	$12.90	$17.43	17,064
01/01/2014 to 12/31/2014	$17.43	$18.90	20,130
01/01/2015 to 12/31/2015	$18.90	$20.70	23,494

AST Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$26.11	$25.41	451,318
01/01/2008 to 12/31/2008	$25.41	$14.72	267,385
01/01/2009 to 12/31/2009	$14.72	$17.40	205,587
01/01/2010 to 12/31/2010	$17.40	$19.50	184,694
01/01/2011 to 12/31/2011	$19.50	$18.50	150,135
01/01/2012 to 12/31/2012	$18.50	$21.40	129,302
01/01/2013 to 12/31/2013	$21.40	$29.63	125,403
01/01/2014 to 12/31/2014	$29.63	$33.37	125,702
01/01/2015 to 12/31/2015	$33.37	$30.45	110,236

AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$19.69	$22.29	971,315
01/01/2008 to 12/31/2008	$22.29	$12.43	710,826
01/01/2009 to 12/31/2009	$12.43	$15.97	454,565
01/01/2010 to 12/31/2010	$15.97	$18.93	364,357
01/01/2011 to 12/31/2011	$18.93	$18.57	314,477
01/01/2012 to 12/31/2012	$18.57	$20.64	298,859
01/01/2013 to 12/31/2013	$20.64	$27.92	283,764
01/01/2014 to 12/31/2014	$27.92	$30.57	483,667
01/01/2015 to 12/31/2015	$30.57	$33.31	453,208

AST Lord Abbett Core Fixed Income Portfolio
03/19/2007* to 12/31/2007	$14.26	$14.68	220,080
01/01/2008 to 12/31/2008	$14.68	$11.16	140,679
01/01/2009 to 12/31/2009	$11.16	$14.87	152,690
01/01/2010 to 12/31/2010	$14.87	$16.69	119,402
01/01/2011 to 12/31/2011	$16.69	$18.20	95,056
01/01/2012 to 12/31/2012	$18.20	$19.09	125,238
01/01/2013 to 12/31/2013	$19.09	$18.52	176,423
01/01/2014 to 12/31/2014	$18.52	$19.51	186,315
01/01/2015 to 12/31/2015	$19.51	$19.20	238,289

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Global Equity Portfolio
03/19/2007* to 12/31/2007	$15.16	$16.41	233,832
01/01/2008 to 12/31/2008	$16.41	$10.73	185,745
01/01/2009 to 12/31/2009	$10.73	$13.96	141,465
01/01/2010 to 12/31/2010	$13.96	$15.49	128,001
01/01/2011 to 12/31/2011	$15.49	$14.86	129,617
01/01/2012 to 12/31/2012	$14.86	$18.10	130,547
01/01/2013 to 12/31/2013	$18.10	$22.87	118,400
01/01/2014 to 12/31/2014	$22.87	$23.46	130,400
01/01/2015 to 12/31/2015	$23.46	$22.89	137,627

AST MFS Growth Portfolio
03/19/2007* to 12/31/2007	$8.71	$9.99	385,830
01/01/2008 to 12/31/2008	$9.99	$6.30	283,991
01/01/2009 to 12/31/2009	$6.30	$7.75	357,512
01/01/2010 to 12/31/2010	$7.75	$8.65	303,538
01/01/2011 to 12/31/2011	$8.65	$8.52	270,926
01/01/2012 to 12/31/2012	$8.52	$9.87	195,704
01/01/2013 to 12/31/2013	$9.87	$13.36	147,093
01/01/2014 to 12/31/2014	$13.36	$14.38	157,123
01/01/2015 to 12/31/2015	$14.38	$15.26	169,019

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$10.00	$10.22	0
01/01/2013 to 12/31/2013	$10.22	$13.61	0
01/01/2014 to 12/31/2014	$13.61	$14.85	640
01/01/2015 to 12/31/2015	$14.85	$14.60	1,244

AST Mid-Cap Value Portfolio
03/19/2007* to 12/31/2007	$14.11	$14.12	123,018
01/01/2008 to 12/31/2008	$14.12	$8.65	81,270
01/01/2009 to 12/31/2009	$8.65	$11.89	67,540
01/01/2010 to 12/31/2010	$11.89	$14.55	63,900
01/01/2011 to 12/31/2011	$14.55	$13.91	39,508
01/01/2012 to 12/31/2012	$13.91	$16.30	57,927
01/01/2013 to 12/31/2013	$16.30	$21.37	35,635
01/01/2014 to 12/31/2014	$21.37	$24.32	39,075
01/01/2015 to 12/31/2015	$24.32	$22.49	34,907

AST Money Market Portfolio
03/19/2007* to 12/31/2007	$13.73	$14.14	2,274,112
01/01/2008 to 12/31/2008	$14.14	$14.35	2,934,205
01/01/2009 to 12/31/2009	$14.35	$14.25	1,421,640
01/01/2010 to 12/31/2010	$14.25	$14.11	1,176,323
01/01/2011 to 12/31/2011	$14.11	$13.97	824,499
01/01/2012 to 12/31/2012	$13.97	$13.83	713,101
01/01/2013 to 12/31/2013	$13.83	$13.69	710,651
01/01/2014 to 12/31/2014	$13.69	$13.55	1,050,285
01/01/2015 to 12/31/2015	$13.55	$13.42	966,611

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.03	$10.08	0
01/01/2012 to 12/31/2012	$10.08	$10.47	0
01/01/2013 to 12/31/2013	$10.47	$10.07	0
01/01/2014 to 12/31/2014	$10.07	$10.48	13,907
01/01/2015 to 10/16/2015	$10.48	$10.51	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$25.39	$29.67	403,400
01/01/2008 to 12/31/2008	$29.67	$16.69	258,551
01/01/2009 to 12/31/2009	$16.69	$21.45	202,478
01/01/2010 to 12/31/2010	$21.45	$27.32	181,262
01/01/2011 to 12/31/2011	$27.32	$27.50	154,240
01/01/2012 to 12/31/2012	$27.50	$30.60	127,169
01/01/2013 to 12/31/2013	$30.60	$40.17	109,479
01/01/2014 to 12/31/2014	$40.17	$42.93	105,092
01/01/2015 to 10/16/2015	$42.93	$44.25	0

AST Neuberger Berman Small-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.58	$12.29	291,364
01/01/2008 to 12/31/2008	$12.29	$6.99	185,040
01/01/2009 to 12/31/2009	$6.99	$8.48	130,897
01/01/2010 to 12/31/2010	$8.48	$10.10	108,496
01/01/2011 to 04/29/2011	$10.10	$11.35	0

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2007* to 12/31/2007	$35.44	$35.87	379,524
01/01/2008 to 12/31/2008	$35.87	$20.51	269,632
01/01/2009 to 12/31/2009	$20.51	$28.55	181,892
01/01/2010 to 12/31/2010	$28.55	$34.89	147,445
01/01/2011 to 12/31/2011	$34.89	$33.69	125,064
01/01/2012 to 12/31/2012	$33.69	$39.06	118,486
01/01/2013 to 12/31/2013	$39.06	$54.91	108,908
01/01/2014 to 12/31/2014	$54.91	$62.11	125,689
01/01/2015 to 12/31/2015	$62.11	$58.02	124,582

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$10.00	$10.37	163,468
01/01/2013 to 12/31/2013	$10.37	$12.21	196,043
01/01/2014 to 12/31/2014	$12.21	$12.71	234,433
01/01/2015 to 12/31/2015	$12.71	$12.42	185,975

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10	$5.59	354
01/01/2009 to 12/31/2009	$5.59	$9.22	21,493
01/01/2010 to 12/31/2010	$9.22	$11.16	57,487
01/01/2011 to 12/31/2011	$11.16	$8.81	55,390
01/01/2012 to 12/31/2012	$8.81	$10.28	54,656
01/01/2013 to 12/31/2013	$10.28	$10.20	49,534
01/01/2014 to 12/31/2014	$10.20	$9.63	56,193
01/01/2015 to 12/31/2015	$9.63	$7.94	49,051

AST Preservation Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.79	$11.55	89,895
01/01/2008 to 12/31/2008	$11.55	$9.21	152,701
01/01/2009 to 12/31/2009	$9.21	$10.94	182,513
01/01/2010 to 12/31/2010	$10.94	$11.98	203,990
01/01/2011 to 12/31/2011	$11.98	$11.98	173,004
01/01/2012 to 12/31/2012	$11.98	$13.09	274,996
01/01/2013 to 12/31/2013	$13.09	$14.15	348,267
01/01/2014 to 12/31/2014	$14.15	$14.82	425,734
01/01/2015 to 12/31/2015	$14.82	$14.69	503,132

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02	$10.08	0
01/01/2012 to 12/31/2012	$10.08	$10.69	0
01/01/2013 to 12/31/2013	$10.69	$10.34	0
01/01/2014 to 12/31/2014	$10.34	$10.86	296
01/01/2015 to 12/31/2015	$10.86	$10.72	22,626

AST Prudential Growth Allocation Portfolio
03/19/2007* to 12/31/2007	$10.49	$11.62	104,706
01/01/2008 to 12/31/2008	$11.62	$6.82	145,715
01/01/2009 to 12/31/2009	$6.82	$8.51	130,430
01/01/2010 to 12/31/2010	$8.51	$10.02	119,611
01/01/2011 to 12/31/2011	$10.02	$9.31	121,090
01/01/2012 to 12/31/2012	$9.31	$10.40	69,098
01/01/2013 to 12/31/2013	$10.40	$12.05	57,048
01/01/2014 to 12/31/2014	$12.05	$13.03	91,309
01/01/2015 to 12/31/2015	$13.03	$12.82	236,779

AST QMA US Equity Alpha Portfolio
03/19/2007* to 12/31/2007	$14.84	$15.22	396,251
01/01/2008 to 12/31/2008	$15.22	$9.23	222,439
01/01/2009 to 12/31/2009	$9.23	$11.14	165,516
01/01/2010 to 12/31/2010	$11.14	$12.68	148,208
01/01/2011 to 12/31/2011	$12.68	$12.99	123,296
01/01/2012 to 12/31/2012	$12.99	$15.28	121,362
01/01/2013 to 12/31/2013	$15.28	$20.03	108,667
01/01/2014 to 12/31/2014	$20.03	$23.24	131,331
01/01/2015 to 12/31/2015	$23.24	$23.72	133,482

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$10.00	$8.94	0
01/01/2012 to 12/31/2012	$8.94	$10.01	5,703
01/01/2013 to 12/31/2013	$10.01	$12.14	7,780
01/01/2014 to 12/31/2014	$12.14	$12.79	37,229
01/01/2015 to 12/31/2015	$12.79	$12.69	42,256

AST RCM World Trends Portfolio
11/19/2007* to 12/31/2007	$10.00	$10.05	3,529
01/01/2008 to 12/31/2008	$10.05	$7.21	13,812
01/01/2009 to 12/31/2009	$7.21	$8.80	41,533
01/01/2010 to 12/31/2010	$8.80	$9.75	52,644
01/01/2011 to 12/31/2011	$9.75	$9.48	111,110
01/01/2012 to 12/31/2012	$9.48	$10.35	139,141
01/01/2013 to 12/31/2013	$10.35	$11.52	120,205
01/01/2014 to 12/31/2014	$11.52	$11.99	133,536
01/01/2015 to 12/31/2015	$11.99	$11.85	136,474

AST Schroders Global Tactical Portfolio
11/19/2007* to 12/31/2007	$10.00	$11.52	0
01/01/2008 to 12/31/2008	$11.52	$7.39	7,390
01/01/2009 to 12/31/2009	$7.39	$9.28	19,879
01/01/2010 to 12/31/2010	$9.28	$10.50	19,915
01/01/2011 to 12/31/2011	$10.50	$10.15	22,151
01/01/2012 to 12/31/2012	$10.15	$11.64	32,123
01/01/2013 to 12/31/2013	$11.64	$13.61	87,038
01/01/2014 to 12/31/2014	$13.61	$14.20	124,620
01/01/2015 to 12/31/2015	$14.20	$13.99	198,077

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Schroders Multi-Asset World Strategies Portfolio
03/19/2007* to 12/31/2007	$17.56	$18.95	57,993
01/01/2008 to 12/31/2008	$18.95	$13.09	38,831
01/01/2009 to 12/31/2009	$13.09	$16.52	56,078
01/01/2010 to 12/31/2010	$16.52	$18.28	55,356
01/01/2011 to 12/31/2011	$18.28	$17.49	63,882
01/01/2012 to 12/31/2012	$17.49	$19.24	63,454
01/01/2013 to 12/31/2013	$19.24	$21.79	58,385
01/01/2014 to 12/31/2014	$21.79	$22.23	64,967
01/01/2015 to 10/16/2015	$22.23	$21.73	0

AST Small-Cap Growth Opportunities Portfolio
03/19/2007* to 12/31/2007	$12.62	$13.64	189,572
01/01/2008 to 12/31/2008	$13.64	$7.55	125,578
01/01/2009 to 12/31/2009	$7.55	$9.92	89,622
01/01/2010 to 12/31/2010	$9.92	$13.01	81,914
01/01/2011 to 12/31/2011	$13.01	$11.19	137,269
01/01/2012 to 12/31/2012	$11.19	$13.30	130,099
01/01/2013 to 12/31/2013	$13.30	$18.55	126,485
01/01/2014 to 12/31/2014	$18.55	$19.27	145,335
01/01/2015 to 12/31/2015	$19.27	$19.33	147,432

AST Small-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$17.47	$18.11	238,483
01/01/2008 to 12/31/2008	$18.11	$11.66	196,511
01/01/2009 to 12/31/2009	$11.66	$15.45	165,746
01/01/2010 to 12/31/2010	$15.45	$20.87	138,847
01/01/2011 to 12/31/2011	$20.87	$20.46	118,573
01/01/2012 to 12/31/2012	$20.46	$22.72	122,406
01/01/2013 to 12/31/2013	$22.72	$30.40	97,212
01/01/2014 to 12/31/2014	$30.40	$31.25	88,416
01/01/2015 to 12/31/2015	$31.25	$31.18	88,541

AST Small-Cap Value Portfolio
03/19/2007* to 12/31/2007	$25.10	$23.42	357,717
01/01/2008 to 12/31/2008	$23.42	$16.30	265,536
01/01/2009 to 12/31/2009	$16.30	$20.49	179,703
01/01/2010 to 12/31/2010	$20.49	$25.56	142,958
01/01/2011 to 12/31/2011	$25.56	$23.79	125,180
01/01/2012 to 12/31/2012	$23.79	$27.83	104,650
01/01/2013 to 12/31/2013	$27.83	$37.86	104,841
01/01/2014 to 12/31/2014	$37.86	$39.45	128,407
01/01/2015 to 12/31/2015	$39.45	$37.37	128,308

AST T. Rowe Price Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$24.42	$25.66	177,727
01/01/2008 to 12/31/2008	$25.66	$18.81	170,365
01/01/2009 to 12/31/2009	$18.81	$23.12	143,983
01/01/2010 to 12/31/2010	$23.12	$25.53	132,162
01/01/2011 to 12/31/2011	$25.53	$25.78	105,184
01/01/2012 to 12/31/2012	$25.78	$28.96	159,208
01/01/2013 to 12/31/2013	$28.96	$33.50	197,834
01/01/2014 to 12/31/2014	$33.50	$35.11	243,904
01/01/2015 to 12/31/2015	$35.11	$34.78	273,978

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Equity Income Portfolio
03/19/2007* to 12/31/2007	$15.28	$14.85	396,679
01/01/2008 to 12/31/2008	$14.85	$8.54	201,923
01/01/2009 to 12/31/2009	$8.54	$10.47	124,152
01/01/2010 to 12/31/2010	$10.47	$11.74	109,186
01/01/2011 to 12/31/2011	$11.74	$11.43	78,033
01/01/2012 to 12/31/2012	$11.43	$13.27	174,018
01/01/2013 to 12/31/2013	$13.27	$17.03	99,497
01/01/2014 to 12/31/2014	$17.03	$18.12	123,842
01/01/2015 to 10/16/2015	$18.12	$16.89	0

AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$15.60	$16.92	156,491
01/01/2008 to 12/31/2008	$16.92	$9.96	118,069
01/01/2009 to 12/31/2009	$9.96	$15.12	139,111
01/01/2010 to 12/31/2010	$15.12	$17.33	91,822
01/01/2011 to 12/31/2011	$17.33	$16.87	92,278
01/01/2012 to 12/31/2012	$16.87	$19.63	117,823
01/01/2013 to 12/31/2013	$19.63	$28.00	106,243
01/01/2014 to 12/31/2014	$28.00	$30.03	124,055
01/01/2015 to 12/31/2015	$30.03	$32.58	159,880

AST T. Rowe Price Natural Resources Portfolio
03/19/2007* to 12/31/2007	$49.29	$67.50	91,058
01/01/2008 to 12/31/2008	$67.50	$33.42	67,882
01/01/2009 to 12/31/2009	$33.42	$49.42	59,018
01/01/2010 to 12/31/2010	$49.42	$58.93	51,233
01/01/2011 to 12/31/2011	$58.93	$49.64	45,841
01/01/2012 to 12/31/2012	$49.64	$50.92	40,026
01/01/2013 to 12/31/2013	$50.92	$58.16	34,744
01/01/2014 to 12/31/2014	$58.16	$52.77	34,309
01/01/2015 to 12/31/2015	$52.77	$42.18	39,346

AST Templeton Global Bond Portfolio
03/19/2007* to 12/31/2007	$15.17	$16.31	195,478
01/01/2008 to 12/31/2008	$16.31	$15.75	157,502
01/01/2009 to 12/31/2009	$15.75	$17.49	152,843
01/01/2010 to 12/31/2010	$17.49	$18.30	130,474
01/01/2011 to 12/31/2011	$18.30	$18.87	127,285
01/01/2012 to 12/31/2012	$18.87	$19.66	130,910
01/01/2013 to 12/31/2013	$19.66	$18.73	127,379
01/01/2014 to 12/31/2014	$18.73	$18.65	144,106
01/01/2015 to 12/31/2015	$18.65	$17.61	142,199

AST Wellington Management Hedged Equity Portfolio
03/19/2007* to 12/31/2007	$11.38	$12.42	62,773
01/01/2008 to 12/31/2008	$12.42	$7.09	126,503
01/01/2009 to 12/31/2009	$7.09	$9.02	66,395
01/01/2010 to 12/31/2010	$9.02	$10.24	85,069
01/01/2011 to 12/31/2011	$10.24	$9.78	56,049
01/01/2012 to 12/31/2012	$9.78	$10.75	53,655
01/01/2013 to 12/31/2013	$10.75	$12.83	94,298
01/01/2014 to 12/31/2014	$12.83	$13.40	148,953
01/01/2015 to 12/31/2015	$13.40	$13.18	134,144

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.99	5,043
01/01/2008 to 12/31/2008	$9.99	$9.37	57,790
01/01/2009 to 12/31/2009	$9.37	$10.36	14,693
01/01/2010 to 12/31/2010	$10.36	$11.05	13,807
01/01/2011 to 12/31/2011	$11.05	$11.60	26,245
01/01/2012 to 12/31/2012	$11.60	$12.39	38,757
01/01/2013 to 12/31/2013	$12.39	$12.08	28,282
01/01/2014 to 12/31/2014	$12.08	$12.82	64,295
01/01/2015 to 12/31/2015	$12.82	$12.85	107,742

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.08	$6.67	4,104
01/01/2009 to 12/31/2009	$6.67	$8.59	14,124
01/01/2010 to 12/31/2010	$8.59	$9.38	39,395
01/01/2011 to 12/31/2011	$9.38	$9.13	36,737
01/01/2012 to 09/21/2012	$9.13	$10.28	0

Invesco V.I. Capital Development Fund - Series I
04/29/2011* to 12/31/2011	$10.03	$8.21	20,926
01/01/2012 to 04/27/2012	$8.21	$9.32	0

Invesco V.I. Diversified Dividend Fund - Series I
04/29/2011* to 12/31/2011	$9.99	$9.16	13,364
01/01/2012 to 12/31/2012	$9.16	$10.77	13,248
01/01/2013 to 12/31/2013	$10.77	$13.97	16,703
01/01/2014 to 12/31/2014	$13.97	$15.60	28,655
01/01/2015 to 12/31/2015	$15.60	$15.77	27,145

Invesco V.I. Mid Cap Growth Portfolio, Series I
04/27/2012* to 12/31/2012	$10.05	$9.81	18,004
01/01/2013 to 12/31/2013	$9.81	$13.31	13,731
01/01/2014 to 12/31/2014	$13.31	$14.23	12,329
01/01/2015 to 12/31/2015	$14.23	$14.26	11,841

ProFund VP Asia 30
03/19/2007* to 12/31/2007	$19.45	$29.86	58,237
01/01/2008 to 12/31/2008	$29.86	$14.54	42,878
01/01/2009 to 12/31/2009	$14.54	$22.20	34,398
01/01/2010 to 12/31/2010	$22.20	$25.03	27,777
01/01/2011 to 12/31/2011	$25.03	$18.09	14,044
01/01/2012 to 12/31/2012	$18.09	$20.68	13,414
01/01/2013 to 12/31/2013	$20.68	$23.54	3,704
01/01/2014 to 12/31/2014	$23.54	$22.94	3,704
01/01/2015 to 12/31/2015	$22.94	$20.58	1,721

ProFund VP Banks
03/19/2007* to 12/31/2007	$13.14	$9.91	62,100
01/01/2008 to 12/31/2008	$9.91	$5.21	47,464
01/01/2009 to 12/31/2009	$5.21	$4.94	1,052
01/01/2010 to 12/31/2010	$4.94	$5.30	843
01/01/2011 to 12/31/2011	$5.30	$3.84	836
01/01/2012 to 12/31/2012	$3.84	$5.07	9,109
01/01/2013 to 12/31/2013	$5.07	$6.70	10,281
01/01/2014 to 12/31/2014	$6.70	$7.33	7,067
01/01/2015 to 12/31/2015	$7.33	$7.22	11,001

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Basic Materials
03/19/2007* to 12/31/2007	$15.00	$18.12	40,124
01/01/2008 to 12/31/2008	$18.12	$8.71	11,448
01/01/2009 to 12/31/2009	$8.71	$14.01	10,331
01/01/2010 to 12/31/2010	$14.01	$17.98	10,826
01/01/2011 to 12/31/2011	$17.98	$14.93	5,870
01/01/2012 to 12/31/2012	$14.93	$16.03	4,321
01/01/2013 to 12/31/2013	$16.03	$18.80	2,069
01/01/2014 to 12/31/2014	$18.80	$18.93	3,752
01/01/2015 to 12/31/2015	$18.93	$16.13	4,154

ProFund VP Bear
03/19/2007* to 12/31/2007	$8.39	$8.18	28,504
01/01/2008 to 12/31/2008	$8.18	$11.33	54,575
01/01/2009 to 12/31/2009	$11.33	$8.09	34,435
01/01/2010 to 12/31/2010	$8.09	$6.58	20,213
01/01/2011 to 12/31/2011	$6.58	$5.94	15,996
01/01/2012 to 12/31/2012	$5.94	$4.90	28,486
01/01/2013 to 12/31/2013	$4.90	$3.57	21,528
01/01/2014 to 12/31/2014	$3.57	$3.03	38,795
01/01/2015 to 12/31/2015	$3.03	$2.85	83,206

ProFund VP Biotechnology
03/19/2007* to 12/31/2007	$8.30	$8.57	36,098
01/01/2008 to 12/31/2008	$8.57	$8.64	31,300
01/01/2009 to 12/31/2009	$8.64	$8.87	12,600
01/01/2010 to 12/31/2010	$8.87	$9.23	14,775
01/01/2011 to 12/31/2011	$9.23	$9.74	13,350
01/01/2012 to 12/31/2012	$9.74	$13.56	15,507
01/01/2013 to 12/31/2013	$13.56	$22.61	16,770
01/01/2014 to 12/31/2014	$22.61	$29.04	23,196
01/01/2015 to 12/31/2015	$29.04	$29.70	21,972

ProFund VP Bull
03/19/2007* to 12/31/2007	$12.10	$12.58	357,217
01/01/2008 to 12/31/2008	$12.58	$7.76	31,415
01/01/2009 to 12/31/2009	$7.76	$9.55	117,689
01/01/2010 to 12/31/2010	$9.55	$10.65	73,549
01/01/2011 to 12/31/2011	$10.65	$10.54	67,495
01/01/2012 to 12/31/2012	$10.54	$11.89	49,785
01/01/2013 to 12/31/2013	$11.89	$15.27	82,720
01/01/2014 to 12/31/2014	$15.27	$16.85	68,732
01/01/2015 to 12/31/2015	$16.85	$16.60	29,899

ProFund VP Consumer Goods Portfolio
03/19/2007* to 12/31/2007	$11.56	$12.35	28,036
01/01/2008 to 12/31/2008	$12.35	$8.96	6,520
01/01/2009 to 12/31/2009	$8.96	$10.79	50,609
01/01/2010 to 12/31/2010	$10.79	$12.53	13,098
01/01/2011 to 12/31/2011	$12.53	$13.27	11,070
01/01/2012 to 12/31/2012	$13.27	$14.56	4,743
01/01/2013 to 12/31/2013	$14.56	$18.52	4,725
01/01/2014 to 12/31/2014	$18.52	$20.21	4,965
01/01/2015 to 12/31/2015	$20.21	$20.84	5,756

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Consumer Services
03/19/2007* to 12/31/2007	$10.18	$9.25	664
01/01/2008 to 12/31/2008	$9.25	$6.28	25,348
01/01/2009 to 12/31/2009	$6.28	$8.14	9,181
01/01/2010 to 12/31/2010	$8.14	$9.78	1,220
01/01/2011 to 12/31/2011	$9.78	$10.21	10,521
01/01/2012 to 12/31/2012	$10.21	$12.35	1,164
01/01/2013 to 12/31/2013	$12.35	$17.10	3,044
01/01/2014 to 12/31/2014	$17.10	$19.03	1,368
01/01/2015 to 12/31/2015	$19.03	$19.73	4,066

ProFund VP Europe 30
03/19/2007* to 12/31/2007	$11.06	$12.82	58,476
01/01/2008 to 12/31/2008	$12.82	$7.10	38,982
01/01/2009 to 12/31/2009	$7.10	$9.30	95,905
01/01/2010 to 12/31/2010	$9.30	$9.45	18,436
01/01/2011 to 12/31/2011	$9.45	$8.53	10,431
01/01/2012 to 12/31/2012	$8.53	$9.84	9,400
01/01/2013 to 12/31/2013	$9.84	$11.85	8,516
01/01/2014 to 12/31/2014	$11.85	$10.72	7,545
01/01/2015 to 12/31/2015	$10.72	$9.46	7,950

ProFund VP Financials
03/19/2007* to 12/31/2007	$12.53	$10.41	8,563
01/01/2008 to 12/31/2008	$10.41	$5.10	4,121
01/01/2009 to 12/31/2009	$5.10	$5.81	7,721
01/01/2010 to 12/31/2010	$5.81	$6.38	3,496
01/01/2011 to 12/31/2011	$6.38	$5.44	2,863
01/01/2012 to 12/31/2012	$5.44	$6.72	2,502
01/01/2013 to 12/31/2013	$6.72	$8.78	2,593
01/01/2014 to 12/31/2014	$8.78	$9.82	5,560
01/01/2015 to 12/31/2015	$9.82	$9.57	8,353

ProFund VP Health Care
03/19/2007* to 12/31/2007	$9.22	$9.77	51,110
01/01/2008 to 12/31/2008	$9.77	$7.32	11,936
01/01/2009 to 12/31/2009	$7.32	$8.66	39,318
01/01/2010 to 12/31/2010	$8.66	$8.82	3,460
01/01/2011 to 12/31/2011	$8.82	$9.62	6,078
01/01/2012 to 12/31/2012	$9.62	$11.18	6,190
01/01/2013 to 12/31/2013	$11.18	$15.47	9,619
01/01/2014 to 12/31/2014	$15.47	$18.94	20,003
01/01/2015 to 12/31/2015	$18.94	$19.69	23,816

ProFund VP Industrials
03/19/2007* to 12/31/2007	$12.90	$14.07	4,384
01/01/2008 to 12/31/2008	$14.07	$8.29	31,312
01/01/2009 to 12/31/2009	$8.29	$10.18	7,827
01/01/2010 to 12/31/2010	$10.18	$12.47	3,526
01/01/2011 to 12/31/2011	$12.47	$12.13	2,394
01/01/2012 to 12/31/2012	$12.13	$13.90	2,262
01/01/2013 to 12/31/2013	$13.90	$19.02	3,039
01/01/2014 to 12/31/2014	$19.02	$19.88	674
01/01/2015 to 12/31/2015	$19.88	$19.01	1,055

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Internet
03/19/2007* to 12/31/2007	$19.64	$21.19	2,722
01/01/2008 to 12/31/2008	$21.19	$11.58	523
01/01/2009 to 12/31/2009	$11.58	$20.32	16,280
01/01/2010 to 12/31/2010	$20.32	$27.21	6,995
01/01/2011 to 12/31/2011	$27.21	$25.08	2,636
01/01/2012 to 12/31/2012	$25.08	$29.73	1,697
01/01/2013 to 12/31/2013	$29.73	$44.65	1,178
01/01/2014 to 12/31/2014	$44.65	$44.70	1,377
01/01/2015 to 12/31/2015	$44.70	$53.26	1,517

ProFund VP Japan
03/19/2007* to 12/31/2007	$14.90	$13.33	9,188
01/01/2008 to 12/31/2008	$13.33	$7.81	35,266
01/01/2009 to 12/31/2009	$7.81	$8.53	70,612
01/01/2010 to 12/31/2010	$8.53	$7.89	8,603
01/01/2011 to 12/31/2011	$7.89	$6.37	20,070
01/01/2012 to 12/31/2012	$6.37	$7.75	1,274
01/01/2013 to 12/31/2013	$7.75	$11.37	2,296
01/01/2014 to 12/31/2014	$11.37	$11.62	2,209
01/01/2015 to 12/31/2015	$11.62	$12.17	2,658

ProFund VP Large-Cap Growth
03/19/2007* to 12/31/2007	$10.99	$11.86	48,255
01/01/2008 to 12/31/2008	$11.86	$7.57	35,528
01/01/2009 to 12/31/2009	$7.57	$9.73	62,409
01/01/2010 to 12/31/2010	$9.73	$10.90	27,695
01/01/2011 to 12/31/2011	$10.90	$11.13	13,928
01/01/2012 to 12/31/2012	$11.13	$12.42	4,595
01/01/2013 to 12/31/2013	$12.42	$16.06	21,839
01/01/2014 to 12/31/2014	$16.06	$17.96	20,441
01/01/2015 to 12/31/2015	$17.96	$18.44	23,898

ProFund VP Large-Cap Value
03/19/2007* to 12/31/2007	$12.33	$12.33	99,574
01/01/2008 to 12/31/2008	$12.33	$7.27	125,444
01/01/2009 to 12/31/2009	$7.27	$8.59	52,612
01/01/2010 to 12/31/2010	$8.59	$9.60	24,767
01/01/2011 to 12/31/2011	$9.60	$9.39	13,186
01/01/2012 to 12/31/2012	$9.39	$10.72	10,064
01/01/2013 to 12/31/2013	$10.72	$13.79	4,495
01/01/2014 to 12/31/2014	$13.79	$15.08	10,326
01/01/2015 to 12/31/2015	$15.08	$14.23	6,715

ProFund VP Mid-Cap Growth
03/19/2007* to 12/31/2007	$12.58	$13.50	66,295
01/01/2008 to 12/31/2008	$13.50	$8.18	22,429
01/01/2009 to 12/31/2009	$8.18	$11.20	84,147
01/01/2010 to 12/31/2010	$11.20	$14.24	61,399
01/01/2011 to 12/31/2011	$14.24	$13.69	20,291
01/01/2012 to 12/31/2012	$13.69	$15.64	8,182
01/01/2013 to 12/31/2013	$15.64	$20.21	13,786
01/01/2014 to 12/31/2014	$20.21	$21.19	12,656
01/01/2015 to 12/31/2015	$21.19	$21.03	23,038

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Mid-Cap Value
03/19/2007* to 12/31/2007	$14.70	$14.22	111,312
01/01/2008 to 12/31/2008	$14.22	$8.97	24,378
01/01/2009 to 12/31/2009	$8.97	$11.62	66,470
01/01/2010 to 12/31/2010	$11.62	$13.86	29,926
01/01/2011 to 12/31/2011	$13.86	$13.18	15,929
01/01/2012 to 12/31/2012	$13.18	$15.21	5,941
01/01/2013 to 12/31/2013	$15.21	$19.90	8,061
01/01/2014 to 12/31/2014	$19.90	$21.71	1,776
01/01/2015 to 12/31/2015	$21.71	$19.72	1,637

ProFund VP NASDAQ-100
03/19/2007* to 12/31/2007	$5.66	$6.62	365,042
01/01/2008 to 12/31/2008	$6.62	$3.77	46,227
01/01/2009 to 12/31/2009	$3.77	$5.67	106,523
01/01/2010 to 12/31/2010	$5.67	$6.64	61,261
01/01/2011 to 12/31/2011	$6.64	$6.67	43,377
01/01/2012 to 12/31/2012	$6.67	$7.67	26,307
01/01/2013 to 12/31/2013	$7.67	$10.20	49,815
01/01/2014 to 12/31/2014	$10.20	$11.82	61,468
01/01/2015 to 12/31/2015	$11.82	$12.57	59,548

ProFund VP Oil & Gas
03/19/2007* to 12/31/2007	$17.85	$23.90	69,547
01/01/2008 to 12/31/2008	$23.90	$14.92	57,664
01/01/2009 to 12/31/2009	$14.92	$17.06	33,679
01/01/2010 to 12/31/2010	$17.06	$19.89	27,013
01/01/2011 to 12/31/2011	$19.89	$20.14	18,015
01/01/2012 to 12/31/2012	$20.14	$20.51	17,173
01/01/2013 to 12/31/2013	$20.51	$25.19	16,506
01/01/2014 to 12/31/2014	$25.19	$22.23	16,193
01/01/2015 to 12/31/2015	$22.23	$16.87	18,326

ProFund VP Pharmaceuticals
03/19/2007* to 12/31/2007	$8.40	$8.65	30
01/01/2008 to 12/31/2008	$8.65	$6.89	19,024
01/01/2009 to 12/31/2009	$6.89	$7.98	29,266
01/01/2010 to 12/31/2010	$7.98	$7.94	28
01/01/2011 to 12/31/2011	$7.94	$9.12	8,784
01/01/2012 to 12/31/2012	$9.12	$10.10	2,396
01/01/2013 to 12/31/2013	$10.10	$13.17	4,472
01/01/2014 to 12/31/2014	$13.17	$15.56	3,222
01/01/2015 to 12/31/2015	$15.56	$16.09	3,274

ProFund VP Precious Metals
03/19/2007* to 12/31/2007	$14.89	$19.31	46,746
01/01/2008 to 12/31/2008	$19.31	$13.23	71,505
01/01/2009 to 12/31/2009	$13.23	$17.73	56,194
01/01/2010 to 12/31/2010	$17.73	$23.33	64,508
01/01/2011 to 12/31/2011	$23.33	$18.66	62,028
01/01/2012 to 12/31/2012	$18.66	$15.79	55,549
01/01/2013 to 12/31/2013	$15.79	$9.70	46,093
01/01/2014 to 12/31/2014	$9.70	$7.31	51,943
01/01/2015 to 12/31/2015	$7.31	$4.86	29,991

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Real Estate
03/19/2007* to 12/31/2007	$25.09	$19.59	9,995
01/01/2008 to 12/31/2008	$19.59	$11.39	7,045
01/01/2009 to 12/31/2009	$11.39	$14.43	7,879
01/01/2010 to 12/31/2010	$14.43	$17.81	5,530
01/01/2011 to 12/31/2011	$17.81	$18.47	3,293
01/01/2012 to 12/31/2012	$18.47	$21.42	1,736
01/01/2013 to 12/31/2013	$21.42	$21.23	1,163
01/01/2014 to 12/31/2014	$21.23	$26.27	4,950
01/01/2015 to 12/31/2015	$26.27	$26.09	1,741

ProFund VP Rising Rates Opportunity
03/19/2007* to 12/31/2007	$6.62	$6.29	50,450
01/01/2008 to 12/31/2008	$6.29	$3.86	54,538
01/01/2009 to 12/31/2009	$3.86	$5.06	82,738
01/01/2010 to 12/31/2010	$5.06	$4.20	116,704
01/01/2011 to 12/31/2011	$4.20	$2.60	73,818
01/01/2012 to 12/31/2012	$2.60	$2.40	55,376
01/01/2013 to 12/31/2013	$2.40	$2.76	49,060
01/01/2014 to 12/31/2014	$2.76	$1.91	43,196
01/01/2015 to 12/31/2015	$1.91	$1.86	37,638

ProFund VP Semiconductor
03/19/2007* to 12/31/2007	$7.08	$7.63	3,867
01/01/2008 to 12/31/2008	$7.63	$3.79	2,570
01/01/2009 to 12/31/2009	$3.79	$6.16	36,623
01/01/2010 to 12/31/2010	$6.16	$6.85	2,480
01/01/2011 to 12/31/2011	$6.85	$6.52	2,141
01/01/2012 to 12/31/2012	$6.52	$6.19	2,140
01/01/2013 to 12/31/2013	$6.19	$8.18	1,862
01/01/2014 to 12/31/2014	$8.18	$10.89	6,510
01/01/2015 to 12/31/2015	$10.89	$10.47	3,470

ProFund VP Short Mid-Cap
03/19/2007* to 12/31/2007	$8.08	$7.98	16
01/01/2008 to 12/31/2008	$7.98	$10.42	16
01/01/2009 to 12/31/2009	$10.42	$6.66	2,862
01/01/2010 to 12/31/2010	$6.66	$4.89	3,887
01/01/2011 to 12/31/2011	$4.89	$4.44	1,146
01/01/2012 to 12/31/2012	$4.44	$3.57	16
01/01/2013 to 12/31/2013	$3.57	$2.55	16
01/01/2014 to 12/31/2014	$2.55	$2.21	16
01/01/2015 to 12/31/2015	$2.21	$2.15	16

ProFund VP Short NASDAQ-100
03/19/2007* to 12/31/2007	$5.95	$5.15	27,418
01/01/2008 to 12/31/2008	$5.15	$7.55	13,959
01/01/2009 to 12/31/2009	$7.55	$4.44	27,423
01/01/2010 to 12/31/2010	$4.44	$3.46	69,389
01/01/2011 to 12/31/2011	$3.46	$3.07	35,450
01/01/2012 to 12/31/2012	$3.07	$2.47	36,583
01/01/2013 to 12/31/2013	$2.47	$1.72	36,044
01/01/2014 to 12/31/2014	$1.72	$1.38	42,471
01/01/2015 to 12/31/2015	$1.38	$1.18	129,117

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Short Small-Cap
03/19/2007* to 12/31/2007	$8.07	$8.29	36,729
01/01/2008 to 12/31/2008	$8.29	$10.19	4,107
01/01/2009 to 12/31/2009	$10.19	$6.82	38
01/01/2010 to 12/31/2010	$6.82	$4.80	270
01/01/2011 to 12/31/2011	$4.80	$4.32	521
01/01/2012 to 12/31/2012	$4.32	$3.46	38
01/01/2013 to 12/31/2013	$3.46	$2.36	37
01/01/2014 to 12/31/2014	$2.36	$2.12	38
01/01/2015 to 12/31/2015	$2.12	$2.08	37

ProFund VP Small-Cap Growth
03/19/2007* to 12/31/2007	$14.15	$14.38	17,597
01/01/2008 to 12/31/2008	$14.38	$9.39	23,190
01/01/2009 to 12/31/2009	$9.39	$11.73	22,489
01/01/2010 to 12/31/2010	$11.73	$14.60	16,200
01/01/2011 to 12/31/2011	$14.60	$14.64	5,311
01/01/2012 to 12/31/2012	$14.64	$16.30	3,271
01/01/2013 to 12/31/2013	$16.30	$22.66	21,627
01/01/2014 to 12/31/2014	$22.66	$22.92	6,434
01/01/2015 to 12/31/2015	$22.92	$22.96	20,724

ProFund VP Small-Cap Value
03/19/2007* to 12/31/2007	$13.49	$12.41	17,038
01/01/2008 to 12/31/2008	$12.41	$8.52	11,592
01/01/2009 to 12/31/2009	$8.52	$10.15	17,212
01/01/2010 to 12/31/2010	$10.15	$12.28	18,897
01/01/2011 to 12/31/2011	$12.28	$11.65	18,667
01/01/2012 to 12/31/2012	$11.65	$13.40	13,065
01/01/2013 to 12/31/2013	$13.40	$18.27	8,439
01/01/2014 to 12/31/2014	$18.27	$19.14	8,059
01/01/2015 to 12/31/2015	$19.14	$17.38	8,937

ProFund VP Technology
03/19/2007* to 12/31/2007	$5.22	$6.03	33,213
01/01/2008 to 12/31/2008	$6.03	$3.32	5,997
01/01/2009 to 12/31/2009	$3.32	$5.31	54,848
01/01/2010 to 12/31/2010	$5.31	$5.82	9,553
01/01/2011 to 12/31/2011	$5.82	$5.68	12,645
01/01/2012 to 12/31/2012	$5.68	$6.20	13,585
01/01/2013 to 12/31/2013	$6.20	$7.69	2,222
01/01/2014 to 12/31/2014	$7.69	$8.99	6,031
01/01/2015 to 12/31/2015	$8.99	$9.11	4,037

ProFund VP Telecommunications
03/19/2007* to 12/31/2007	$6.47	$6.71	45,957
01/01/2008 to 12/31/2008	$6.71	$4.35	123,183
01/01/2009 to 12/31/2009	$4.35	$4.63	20,232
01/01/2010 to 12/31/2010	$4.63	$5.30	40,615
01/01/2011 to 12/31/2011	$5.30	$5.34	19,077
01/01/2012 to 12/31/2012	$5.34	$6.16	18,651
01/01/2013 to 12/31/2013	$6.16	$6.84	18,197
01/01/2014 to 12/31/2014	$6.84	$6.81	18,160
01/01/2015 to 12/31/2015	$6.81	$6.84	19,512

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP U.S. Government Plus
03/19/2007* to 12/31/2007	$12.49	$13.34	60,317
01/01/2008 to 12/31/2008	$13.34	$19.77	45,312
01/01/2009 to 12/31/2009	$19.77	$13.19	30,635
01/01/2010 to 12/31/2010	$13.19	$14.38	11,626
01/01/2011 to 12/31/2011	$14.38	$20.42	16,919
01/01/2012 to 12/31/2012	$20.42	$20.42	11,913
01/01/2013 to 12/31/2013	$20.42	$16.35	8,884
01/01/2014 to 12/31/2014	$16.35	$22.08	9,008
01/01/2015 to 12/31/2015	$22.08	$20.62	9,263

ProFund VP UltraBull
03/19/2007* to 12/31/2007	$9.97	$10.29	82,193
01/01/2008 to 12/31/2008	$10.29	$3.32	46,958
01/01/2009 to 12/31/2009	$3.32	$4.76	21,618
01/01/2010 to 12/31/2010	$4.76	$5.75	13,539
01/01/2011 to 12/31/2011	$5.75	$5.42	4,602
01/01/2012 to 12/31/2012	$5.42	$6.92	2,633
01/01/2013 to 12/31/2013	$6.92	$11.51	2,566
01/01/2014 to 12/31/2014	$11.51	$14.04	2,412
01/01/2015 to 12/31/2015	$14.04	$13.50	2,050

ProFund VP UltraMid-Cap
03/19/2007* to 12/31/2007	$16.49	$16.37	114,388
01/01/2008 to 12/31/2008	$16.37	$5.27	122,266
01/01/2009 to 12/31/2009	$5.27	$8.65	55,301
01/01/2010 to 12/31/2010	$8.65	$12.82	28,984
01/01/2011 to 12/31/2011	$12.82	$10.96	17,546
01/01/2012 to 12/31/2012	$10.96	$14.38	14,827
01/01/2013 to 12/31/2013	$14.38	$24.28	9,370
01/01/2014 to 12/31/2014	$24.28	$27.73	9,965
01/01/2015 to 12/31/2015	$27.73	$24.94	10,800

ProFund VP UltraNASDAQ-100
03/19/2007* to 12/31/2007	$1.31	$1.69	973,932
01/01/2008 to 12/31/2008	$1.69	$0.46	937,881
01/01/2009 to 12/31/2009	$0.46	$0.99	403,655
01/01/2010 to 12/31/2010	$0.99	$1.32	339,500
01/01/2011 to 12/31/2011	$1.32	$1.30	278,040
01/01/2012 to 12/31/2012	$1.30	$1.72	263,379
01/01/2013 to 12/31/2013	$1.72	$3.04	206,334
01/01/2014 to 12/31/2014	$3.04	$4.09	225,111
01/01/2015 to 12/31/2015	$4.09	$4.60	213,047

ProFund VP UltraSmall-Cap
03/19/2007* to 12/31/2007	$14.87	$13.01	28,440
01/01/2008 to 12/31/2008	$13.01	$4.36	16,457
01/01/2009 to 12/31/2009	$4.36	$6.05	25,576
01/01/2010 to 12/31/2010	$6.05	$8.89	13,899
01/01/2011 to 12/31/2011	$8.89	$7.14	6,903
01/01/2012 to 12/31/2012	$7.14	$9.15	6,607
01/01/2013 to 12/31/2013	$9.15	$16.92	2,604
01/01/2014 to 12/31/2014	$16.92	$17.65	1,617
01/01/2015 to 12/31/2015	$17.65	$15.20	1,026

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Utilities
03/19/2007* to 12/31/2007	$12.26	$13.39	131,376
01/01/2008 to 12/31/2008	$13.39	$9.19	51,138
01/01/2009 to 12/31/2009	$9.19	$10.07	13,566
01/01/2010 to 12/31/2010	$10.07	$10.56	8,032
01/01/2011 to 12/31/2011	$10.56	$12.29	10,351
01/01/2012 to 12/31/2012	$12.29	$12.18	7,869
01/01/2013 to 12/31/2013	$12.18	$13.67	5,182
01/01/2014 to 12/31/2014	$13.67	$17.03	8,568
01/01/2015 to 12/31/2015	$17.03	$15.78	11,264

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.49	$15.14	24,499
01/01/2011 to 12/31/2011	$15.14	$13.07	29,906
01/01/2012 to 12/31/2012	$13.07	$14.71	29,228
01/01/2013 to 12/31/2013	$14.71	$17.47	30,007
01/01/2014 to 12/31/2014	$17.47	$16.38	24,619
01/01/2015 to 12/31/2015	$16.38	$16.59	24,849

Wells Fargo VT Intrinsic Value Fund - Class 2 formerly, Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
07/16/2010* to 12/31/2010	$15.31	$17.89	5,573
01/01/2011 to 12/31/2011	$17.89	$17.33	3,437
01/01/2012 to 12/31/2012	$17.33	$20.49	3,617
01/01/2013 to 12/31/2013	$20.49	$26.44	3,404
01/01/2014 to 12/31/2014	$26.44	$28.87	3,181
01/01/2015 to 12/31/2015	$28.87	$28.43	4,818

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.34	$14.34	6,844
01/01/2011 to 12/31/2011	$14.34	$13.44	14,852
01/01/2012 to 12/31/2012	$13.44	$16.07	10,531
01/01/2013 to 12/31/2013	$16.07	$22.30	9,762
01/01/2014 to 12/31/2014	$22.30	$22.98	17,102
01/01/2015 to 12/31/2015	$22.98	$23.12	12,954

Wells Fargo VT Small Cap Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.59	$12.29	11,217
01/01/2011 to 12/31/2011	$12.29	$11.63	9,036
01/01/2012 to 12/31/2012	$11.63	$12.45	6,706
01/01/2013 to 12/31/2013	$12.45	$18.56	5,797
01/01/2014 to 12/31/2014	$18.56	$18.07	6,221
01/01/2015 to 12/31/2015	$18.07	$17.42	7,082

*	Denotes the start date of these sub-accounts

Optimum

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV (1.50%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$11.03	7,117,028
01/01/2007 to 12/31/2007	$11.03	$11.86	10,504,772
01/01/2008 to 12/31/2008	$11.86	$7.97	1,262,259
01/01/2009 to 12/31/2009	$7.97	$9.76	3,603,747
01/01/2010 to 12/31/2010	$9.76	$10.76	2,807,816
01/01/2011 to 12/31/2011	$10.76	$10.32	1,829,484
01/01/2012 to 12/31/2012	$10.32	$11.44	1,736,967
01/01/2013 to 12/31/2013	$11.44	$12.39	1,728,158
01/01/2014 to 12/31/2014	$12.39	$12.67	1,664,666
01/01/2015 to 12/31/2015	$12.67	$12.08	1,547,700

AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$14.35	$16.52	261,969
01/01/2007 to 12/31/2007	$16.52	$16.25	270,936
01/01/2008 to 12/31/2008	$16.25	$10.45	30,296
01/01/2009 to 12/31/2009	$10.45	$12.12	112,094
01/01/2010 to 12/31/2010	$12.12	$13.59	108,922
01/01/2011 to 12/31/2011	$13.59	$13.86	59,270
01/01/2012 to 05/04/2012	$13.86	$15.07	0

AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.92	832,155
01/01/2007 to 12/31/2007	$10.92	$11.73	1,645,122
01/01/2008 to 12/31/2008	$11.73	$8.24	347,116
01/01/2009 to 12/31/2009	$8.24	$10.01	2,332,501
01/01/2010 to 12/31/2010	$10.01	$11.07	1,919,500
01/01/2011 to 12/31/2011	$11.07	$10.77	1,156,073
01/01/2012 to 12/31/2012	$10.77	$11.93	1,123,914
01/01/2013 to 12/31/2013	$11.93	$13.83	1,161,351
01/01/2014 to 12/31/2014	$13.83	$14.51	1,024,688
01/01/2015 to 12/31/2015	$14.51	$14.36	857,164

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.33	$10.56	2,823,575
01/01/2007 to 12/31/2007	$10.56	$11.11	2,525,498
01/01/2008 to 12/31/2008	$11.11	$11.07	526,364
01/01/2009 to 12/31/2009	$11.07	$12.02	1,118,692
01/01/2010 to 12/31/2010	$12.02	$12.30	945,944
01/01/2011 to 12/31/2011	$12.30	$12.39	473,351
01/01/2012 to 12/31/2012	$12.39	$12.77	337,586
01/01/2013 to 12/31/2013	$12.77	$12.31	279,123
01/01/2014 to 12/31/2014	$12.31	$12.11	207,705
01/01/2015 to 12/31/2015	$12.11	$11.99	238,852

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$11.02	$11.26	1,726,161
01/01/2007 to 12/31/2007	$11.26	$12.01	1,806,287
01/01/2008 to 12/31/2008	$12.01	$11.56	475,411
01/01/2009 to 12/31/2009	$11.56	$13.27	1,242,625
01/01/2010 to 12/31/2010	$13.27	$14.08	1,216,835
01/01/2011 to 12/31/2011	$14.08	$14.31	711,514
01/01/2012 to 12/31/2012	$14.31	$15.41	667,649
01/01/2013 to 12/31/2013	$15.41	$14.90	564,057
01/01/2014 to 12/31/2014	$14.90	$15.30	471,500
01/01/2015 to 12/31/2015	$15.30	$14.75	374,455

AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.33	0
01/01/2009 to 12/31/2009	$11.33	$11.12	0
01/01/2010 to 12/31/2010	$11.12	$11.98	0
01/01/2011 to 12/31/2011	$11.98	$12.55	0
01/01/2012 to 12/31/2012	$12.55	$12.74	0
01/01/2013 to 12/31/2013	$12.74	$12.51	1,597
01/01/2014 to 12/31/2014	$12.51	$12.31	1,512
01/01/2015 to 12/31/2015	$12.31	$12.08	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.41	0
01/01/2010 to 12/31/2010	$9.41	$10.25	0
01/01/2011 to 12/31/2011	$10.25	$11.06	0
01/01/2012 to 12/31/2012	$11.06	$11.35	0
01/01/2013 to 12/31/2013	$11.35	$11.11	413
01/01/2014 to 12/31/2014	$11.11	$10.99	0
01/01/2015 to 12/31/2015	$10.99	$10.80	0

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.80	12,675
01/01/2011 to 12/31/2011	$10.80	$11.85	6,115
01/01/2012 to 12/31/2012	$11.85	$12.27	20,709
01/01/2013 to 12/31/2013	$12.27	$11.83	3,474
01/01/2014 to 12/31/2014	$11.83	$11.82	805
01/01/2015 to 12/31/2015	$11.82	$11.66	1,291

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.07	0
01/01/2009 to 12/31/2009	$12.07	$11.17	0
01/01/2010 to 12/31/2010	$11.17	$12.23	0
01/01/2011 to 12/31/2011	$12.23	$13.68	59,843
01/01/2012 to 12/31/2012	$13.68	$14.25	20,844
01/01/2013 to 12/31/2013	$14.25	$13.59	7,412
01/01/2014 to 12/31/2014	$13.59	$13.75	23,989
01/01/2015 to 12/31/2015	$13.75	$13.65	83,299

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.14	4,254
01/01/2009 to 12/31/2009	$12.14	$11.04	4,254
01/01/2010 to 12/31/2010	$11.04	$12.10	0
01/01/2011 to 12/31/2011	$12.10	$13.83	0
01/01/2012 to 12/31/2012	$13.83	$14.42	737
01/01/2013 to 12/31/2013	$14.42	$13.52	10,939
01/01/2014 to 12/31/2014	$13.52	$13.88	991
01/01/2015 to 12/31/2015	$13.88	$13.82	267

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.82	0
01/01/2010 to 12/31/2010	$8.82	$9.71	6,670
01/01/2011 to 12/31/2011	$9.71	$11.35	0
01/01/2012 to 12/31/2012	$11.35	$11.89	0
01/01/2013 to 12/31/2013	$11.89	$10.95	57,420
01/01/2014 to 12/31/2014	$10.95	$11.45	39,662
01/01/2015 to 12/31/2015	$11.45	$11.45	34,641

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.04	5,927
01/01/2011 to 12/31/2011	$11.04	$13.08	13,290
01/01/2012 to 12/31/2012	$13.08	$13.76	3,479
01/01/2013 to 12/31/2013	$13.76	$12.61	4,021
01/01/2014 to 12/31/2014	$12.61	$13.37	125,853
01/01/2015 to 12/31/2015	$13.37	$13.41	173,077

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.06	10,896
01/01/2012 to 12/31/2012	$12.06	$12.57	10,872
01/01/2013 to 12/31/2013	$12.57	$11.18	42,070
01/01/2014 to 12/31/2014	$11.18	$12.15	38,179
01/01/2015 to 12/31/2015	$12.15	$12.22	101,130

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.43	2,072
01/01/2013 to 12/31/2013	$10.43	$9.23	52,259
01/01/2014 to 12/31/2014	$9.23	$10.23	20,394
01/01/2015 to 12/31/2015	$10.23	$10.35	10,400

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.78	11,938
01/01/2014 to 12/31/2014	$8.78	$9.91	92,771
01/01/2015 to 12/31/2015	$9.91	$10.03	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.34	64,982
01/01/2015 to 12/31/2015	$11.34	$11.39	253,243

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.97	13,482

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.21	11,195,570
01/01/2007 to 12/31/2007	$11.21	$12.11	15,421,278
01/01/2008 to 12/31/2008	$12.11	$7.76	887,769
01/01/2009 to 12/31/2009	$7.76	$9.58	4,580,938
01/01/2010 to 12/31/2010	$9.58	$10.70	3,449,942
01/01/2011 to 12/31/2011	$10.70	$10.28	1,970,751
01/01/2012 to 12/31/2012	$10.28	$11.52	2,137,269
01/01/2013 to 12/31/2013	$11.52	$13.92	2,504,702
01/01/2014 to 12/31/2014	$13.92	$14.67	2,923,296
01/01/2015 to 12/31/2015	$14.67	$14.53	2,989,189

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$21.49	$28.95	298,492
01/01/2007 to 12/31/2007	$28.95	$22.83	280,863
01/01/2008 to 12/31/2008	$22.83	$14.60	27,985
01/01/2009 to 12/31/2009	$14.60	$18.98	91,102
01/01/2010 to 12/31/2010	$18.98	$24.06	94,164
01/01/2011 to 12/31/2011	$24.06	$25.26	46,252
01/01/2012 to 12/31/2012	$25.26	$28.70	38,890
01/01/2013 to 12/31/2013	$28.70	$29.15	24,625
01/01/2014 to 12/31/2014	$29.15	$37.59	15,179
01/01/2015 to 12/31/2015	$37.59	$38.82	10,021

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.48	$16.73	3,666,490
01/01/2007 to 12/31/2007	$16.73	$17.32	3,473,856
01/01/2008 to 12/31/2008	$17.32	$10.12	443,322
01/01/2009 to 12/31/2009	$10.12	$11.88	1,542,710
01/01/2010 to 12/31/2010	$11.88	$13.21	1,315,243
01/01/2011 to 12/31/2011	$13.21	$12.29	466,396
01/01/2012 to 12/31/2012	$12.29	$14.49	285,426
01/01/2013 to 12/31/2013	$14.49	$19.06	238,839
01/01/2014 to 12/31/2014	$19.06	$21.24	208,064
01/01/2015 to 12/31/2015	$21.24	$19.95	348,397

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$15.15	$15.86	775,703
01/01/2007 to 12/31/2007	$15.86	$18.64	724,250
01/01/2008 to 12/31/2008	$18.64	$10.87	59,432
01/01/2009 to 12/31/2009	$10.87	$16.82	289,943
01/01/2010 to 12/31/2010	$16.82	$19.85	203,194
01/01/2011 to 12/31/2011	$19.85	$18.97	67,574
01/01/2012 to 12/31/2012	$18.97	$22.35	61,407
01/01/2013 to 12/31/2013	$22.35	$29.10	57,601
01/01/2014 to 12/31/2014	$29.10	$31.97	36,943
01/01/2015 to 12/31/2015	$31.97	$29.70	75,377

AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.60	$18.71	335,345
01/01/2007 to 12/31/2007	$18.71	$18.64	444,416
01/01/2008 to 12/31/2008	$18.64	$11.51	56,513
01/01/2009 to 12/31/2009	$11.51	$13.41	135,555
01/01/2010 to 12/31/2010	$13.41	$14.85	144,676
01/01/2011 to 12/31/2011	$14.85	$14.56	97,717
01/01/2012 to 12/31/2012	$14.56	$16.26	77,006
01/01/2013 to 12/31/2013	$16.26	$21.57	58,724
01/01/2014 to 12/31/2014	$21.57	$21.57	35,750
01/01/2015 to 12/31/2015	$21.57	$19.96	22,259

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$17.62	$21.00	1,900,964
01/01/2007 to 12/31/2007	$21.00	$24.62	1,697,605
01/01/2008 to 12/31/2008	$24.62	$12.07	219,486
01/01/2009 to 12/31/2009	$12.07	$16.08	783,945
01/01/2010 to 12/31/2010	$16.08	$18.14	644,187
01/01/2011 to 12/31/2011	$18.14	$15.56	237,695
01/01/2012 to 12/31/2012	$15.56	$18.45	135,401
01/01/2013 to 12/31/2013	$18.45	$21.63	122,372
01/01/2014 to 12/31/2014	$21.63	$20.13	112,393
01/01/2015 to 12/31/2015	$20.13	$20.45	167,014

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
01/01/2006 to 12/31/2006	$17.25	$21.66	276,622
01/01/2007 to 12/31/2007	$21.66	$25.13	423,852
01/01/2008 to 12/31/2008	$25.13	$13.86	43,027
01/01/2009 to 12/31/2009	$13.86	$17.82	103,064
01/01/2010 to 12/31/2010	$17.82	$19.50	94,961
01/01/2011 to 12/31/2011	$19.50	$16.79	47,290
01/01/2012 to 12/31/2012	$16.79	$19.30	50,310
01/01/2013 to 12/31/2013	$19.30	$22.71	53,507
01/01/2014 to 12/31/2014	$22.71	$20.87	45,928
01/01/2015 to 12/31/2015	$20.87	$20.73	35,781

AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$10.00	$10.75	2,260,847
01/01/2009 to 12/31/2009	$10.75	$11.78	714,433
01/01/2010 to 12/31/2010	$11.78	$12.86	349,323
01/01/2011 to 12/31/2011	$12.86	$14.24	1,683,886
01/01/2012 to 12/31/2012	$14.24	$15.35	774,811
01/01/2013 to 12/31/2013	$15.35	$14.64	161,422
01/01/2014 to 12/31/2014	$14.64	$15.39	111,516
01/01/2015 to 12/31/2015	$15.39	$15.34	252,354

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$16.16	$19.55	388,188
01/01/2007 to 12/31/2007	$19.55	$21.07	423,778
01/01/2008 to 12/31/2008	$21.07	$12.16	71,449
01/01/2009 to 12/31/2009	$12.16	$16.28	131,795
01/01/2010 to 12/31/2010	$16.28	$17.19	134,112
01/01/2011 to 12/31/2011	$17.19	$15.38	67,608
01/01/2012 to 12/31/2012	$15.38	$18.47	56,764
01/01/2013 to 12/31/2013	$18.47	$20.99	49,158
01/01/2014 to 12/31/2014	$20.99	$19.36	34,652
01/01/2015 to 12/31/2015	$19.36	$18.53	26,789

AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.95	$16.28	418,800
01/01/2007 to 12/31/2007	$16.28	$15.56	360,373
01/01/2008 to 12/31/2008	$15.56	$8.97	82,540
01/01/2009 to 12/31/2009	$8.97	$10.55	199,552
01/01/2010 to 12/31/2010	$10.55	$11.76	198,247
01/01/2011 to 12/31/2011	$11.76	$11.10	117,260
01/01/2012 to 12/31/2012	$11.10	$12.77	102,085
01/01/2013 to 12/31/2013	$12.77	$17.60	110,141
01/01/2014 to 12/31/2014	$17.60	$19.72	86,048
01/01/2015 to 12/31/2015	$19.72	$17.90	68,769

AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$14.81	$15.64	4,434,214
01/01/2007 to 12/31/2007	$15.64	$17.71	4,017,921
01/01/2008 to 12/31/2008	$17.71	$9.83	456,501
01/01/2009 to 12/31/2009	$9.83	$12.56	1,600,861
01/01/2010 to 12/31/2010	$12.56	$14.82	1,327,334
01/01/2011 to 12/31/2011	$14.82	$14.47	459,894
01/01/2012 to 12/31/2012	$14.47	$16.00	296,704
01/01/2013 to 12/31/2013	$16.00	$21.52	242,827
01/01/2014 to 12/31/2014	$21.52	$23.45	217,926
01/01/2015 to 12/31/2015	$23.45	$25.42	267,937

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$12.62	$13.65	1,013,491
01/01/2007 to 12/31/2007	$13.65	$14.26	979,275
01/01/2008 to 12/31/2008	$14.26	$10.78	306,278
01/01/2009 to 12/31/2009	$10.78	$14.30	600,007
01/01/2010 to 12/31/2010	$14.30	$15.97	357,716
01/01/2011 to 12/31/2011	$15.97	$17.33	154,942
01/01/2012 to 12/31/2012	$17.33	$18.09	102,954
01/01/2013 to 12/31/2013	$18.09	$17.46	68,600
01/01/2014 to 12/31/2014	$17.46	$18.29	75,763
01/01/2015 to 12/31/2015	$18.29	$17.91	83,372

AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$13.09	$14.14	348,252
01/01/2007 to 12/31/2007	$14.14	$16.03	351,692
01/01/2008 to 12/31/2008	$16.03	$10.06	74,704
01/01/2009 to 12/31/2009	$10.06	$12.32	138,388
01/01/2010 to 12/31/2010	$12.32	$13.68	121,164
01/01/2011 to 12/31/2011	$13.68	$13.40	72,768
01/01/2012 to 12/31/2012	$13.40	$15.45	52,953
01/01/2013 to 12/31/2013	$15.45	$20.81	41,651
01/01/2014 to 12/31/2014	$20.81	$22.28	31,546
01/01/2015 to 12/31/2015	$22.28	$23.53	33,269

AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.86	$17.85	101,373
01/01/2007 to 12/31/2007	$17.85	$18.06	111,487
01/01/2008 to 12/31/2008	$18.06	$11.01	16,776
01/01/2009 to 12/31/2009	$11.01	$15.06	38,380
01/01/2010 to 12/31/2010	$15.06	$18.34	61,575
01/01/2011 to 12/31/2011	$18.34	$17.44	29,727
01/01/2012 to 12/31/2012	$17.44	$20.34	29,981
01/01/2013 to 12/31/2013	$20.34	$26.53	28,811
01/01/2014 to 12/31/2014	$26.53	$30.04	19,842
01/01/2015 to 12/31/2015	$30.04	$27.63	14,591

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.96	$10.26	2,006,434
01/01/2007 to 12/31/2007	$10.26	$10.60	2,126,726
01/01/2008 to 12/31/2008	$10.60	$10.70	3,923,612
01/01/2009 to 12/31/2009	$10.70	$10.57	9,356,356
01/01/2010 to 12/31/2010	$10.57	$10.41	4,514,743
01/01/2011 to 12/31/2011	$10.41	$10.26	2,469,055
01/01/2012 to 12/31/2012	$10.26	$10.10	1,788,191
01/01/2013 to 12/31/2013	$10.10	$9.95	1,064,476
01/01/2014 to 12/31/2014	$9.95	$9.80	517,455
01/01/2015 to 12/31/2015	$9.80	$9.66	144,968

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$15.64	$17.57	430,929
01/01/2007 to 12/31/2007	$17.57	$21.15	502,643
01/01/2008 to 12/31/2008	$21.15	$11.84	62,184
01/01/2009 to 12/31/2009	$11.84	$15.13	141,041
01/01/2010 to 12/31/2010	$15.13	$19.18	155,932
01/01/2011 to 12/31/2011	$19.18	$19.21	75,915
01/01/2012 to 12/31/2012	$19.21	$21.27	76,206
01/01/2013 to 12/31/2013	$21.27	$27.78	69,806
01/01/2014 to 12/31/2014	$27.78	$29.53	41,017
01/01/2015 to 10/16/2015	$29.53	$30.32	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$15.06	$15.98	89,814
01/01/2007 to 12/31/2007	$15.98	$18.69	87,947
01/01/2008 to 12/31/2008	$18.69	$10.58	10,447
01/01/2009 to 12/31/2009	$10.58	$12.77	28,177
01/01/2010 to 12/31/2010	$12.77	$15.12	35,217
01/01/2011 to 04/29/2011	$15.12	$16.97	0

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$17.90	$19.53	1,220,026
01/01/2007 to 12/31/2007	$19.53	$19.84	1,208,758
01/01/2008 to 12/31/2008	$19.84	$11.29	131,484
01/01/2009 to 12/31/2009	$11.29	$15.64	360,015
01/01/2010 to 12/31/2010	$15.64	$19.01	338,461
01/01/2011 to 12/31/2011	$19.01	$18.26	113,948
01/01/2012 to 12/31/2012	$18.26	$21.07	77,210
01/01/2013 to 12/31/2013	$21.07	$29.47	71,473
01/01/2014 to 12/31/2014	$29.47	$33.16	51,982
01/01/2015 to 12/31/2015	$33.16	$30.82	49,218

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.68	164,167
01/01/2007 to 12/31/2007	$10.68	$11.43	552,669
01/01/2008 to 12/31/2008	$11.43	$9.07	689,010
01/01/2009 to 12/31/2009	$9.07	$10.72	1,209,120
01/01/2010 to 12/31/2010	$10.72	$11.67	1,279,799
01/01/2011 to 12/31/2011	$11.67	$11.61	1,121,904
01/01/2012 to 12/31/2012	$11.61	$12.63	1,079,897
01/01/2013 to 12/31/2013	$12.63	$13.58	1,079,622
01/01/2014 to 12/31/2014	$13.58	$14.15	1,077,522
01/01/2015 to 12/31/2015	$14.15	$13.96	788,631

AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$21.52	$23.94	735,301
01/01/2007 to 12/31/2007	$23.94	$26.22	690,521
01/01/2008 to 12/31/2008	$26.22	$14.44	77,724
01/01/2009 to 12/31/2009	$14.44	$18.87	263,368
01/01/2010 to 12/31/2010	$18.87	$24.63	208,277
01/01/2011 to 12/31/2011	$24.63	$21.08	88,588
01/01/2012 to 12/31/2012	$21.08	$24.94	69,266
01/01/2013 to 12/31/2013	$24.94	$34.59	57,797
01/01/2014 to 12/31/2014	$34.59	$35.75	40,458
01/01/2015 to 12/31/2015	$35.75	$35.68	43,677

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.43	$13.79	120,888
01/01/2007 to 12/31/2007	$13.79	$14.55	113,131
01/01/2008 to 12/31/2008	$14.55	$9.32	30,544
01/01/2009 to 12/31/2009	$9.32	$12.29	63,593
01/01/2010 to 12/31/2010	$12.29	$16.51	72,358
01/01/2011 to 12/31/2011	$16.51	$16.10	34,651
01/01/2012 to 12/31/2012	$16.10	$17.79	32,789
01/01/2013 to 12/31/2013	$17.79	$23.69	37,740
01/01/2014 to 12/31/2014	$23.69	$24.23	28,404
01/01/2015 to 12/31/2015	$24.23	$24.05	26,392

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$16.25	$19.22	1,270,917
01/01/2007 to 12/31/2007	$19.22	$17.87	1,302,430
01/01/2008 to 12/31/2008	$17.87	$12.37	153,429
01/01/2009 to 12/31/2009	$12.37	$15.47	465,071
01/01/2010 to 12/31/2010	$15.47	$19.20	374,323
01/01/2011 to 12/31/2011	$19.20	$17.79	145,764
01/01/2012 to 12/31/2012	$17.79	$20.70	93,768
01/01/2013 to 12/31/2013	$20.70	$28.02	74,451
01/01/2014 to 12/31/2014	$28.02	$29.05	54,217
01/01/2015 to 12/31/2015	$29.05	$27.38	66,195

AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$14.87	$17.77	484,818
01/01/2007 to 12/31/2007	$17.77	$16.88	431,841
01/01/2008 to 12/31/2008	$16.88	$9.66	48,882
01/01/2009 to 12/31/2009	$9.66	$11.78	139,553
01/01/2010 to 12/31/2010	$11.78	$13.14	161,976
01/01/2011 to 12/31/2011	$13.14	$12.73	63,594
01/01/2012 to 12/31/2012	$12.73	$14.70	68,380
01/01/2013 to 12/31/2013	$14.70	$18.78	75,195
01/01/2014 to 12/31/2014	$18.78	$19.88	59,965
01/01/2015 to 10/16/2015	$19.88	$18.46	0

AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$13.60	$14.15	268,432
01/01/2007 to 12/31/2007	$14.15	$15.09	439,213
01/01/2008 to 12/31/2008	$15.09	$8.83	74,205
01/01/2009 to 12/31/2009	$8.83	$13.34	269,371
01/01/2010 to 12/31/2010	$13.34	$15.22	229,668
01/01/2011 to 12/31/2011	$15.22	$14.74	132,185
01/01/2012 to 12/31/2012	$14.74	$17.07	143,318
01/01/2013 to 12/31/2013	$17.07	$24.22	146,670
01/01/2014 to 12/31/2014	$24.22	$25.85	105,184
01/01/2015 to 12/31/2015	$25.85	$27.90	85,144

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$11.55	$12.09	1,040,579
01/01/2007 to 12/31/2007	$12.09	$13.05	1,134,701
01/01/2008 to 12/31/2008	$13.05	$12.55	116,300
01/01/2009 to 12/31/2009	$12.55	$13.85	411,753
01/01/2010 to 12/31/2010	$13.85	$14.43	329,237
01/01/2011 to 12/31/2011	$14.43	$14.80	134,287
01/01/2012 to 12/31/2012	$14.80	$15.34	84,511
01/01/2013 to 12/31/2013	$15.34	$14.54	98,013
01/01/2014 to 12/31/2014	$14.54	$14.40	79,733
01/01/2015 to 12/31/2015	$14.40	$13.53	103,878

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	7,942
01/01/2008 to 12/31/2008	$9.98	$9.32	128,686
01/01/2009 to 12/31/2009	$9.32	$10.25	162,500
01/01/2010 to 12/31/2010	$10.25	$10.88	191,856
01/01/2011 to 12/31/2011	$10.88	$11.36	131,044
01/01/2012 to 12/31/2012	$11.36	$12.07	130,317
01/01/2013 to 12/31/2013	$12.07	$11.71	167,933
01/01/2014 to 12/31/2014	$11.71	$12.37	190,247
01/01/2015 to 12/31/2015	$12.37	$12.33	209,061

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$14.02	$17.01	137,407
01/01/2007 to 12/31/2007	$17.01	$19.27	154,843
01/01/2008 to 12/31/2008	$19.27	$11.11	19,778
01/01/2009 to 12/31/2009	$11.11	$12.68	42,576
01/01/2010 to 07/16/2010	$12.68	$12.06	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$14.33	$14.96	17,678
01/01/2007 to 12/31/2007	$14.96	$16.50	17,767
01/01/2008 to 12/31/2008	$16.50	$11.83	497
01/01/2009 to 12/31/2009	$11.83	$16.78	17,263
01/01/2010 to 07/16/2010	$16.78	$15.69	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.07	$14.61	34,356
01/01/2011 to 12/31/2011	$14.61	$12.55	18,160
01/01/2012 to 12/31/2012	$12.55	$14.05	15,603
01/01/2013 to 12/31/2013	$14.05	$16.60	10,296
01/01/2014 to 12/31/2014	$16.60	$15.49	4,892
01/01/2015 to 12/31/2015	$15.49	$15.60	1,178

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$15.69	$19.80	16,952
01/01/2011 to 12/31/2011	$19.80	$18.46	8,546
01/01/2012 to 12/31/2012	$18.46	$21.96	10,409
01/01/2013 to 12/31/2013	$21.96	$30.32	3,271
01/01/2014 to 12/31/2014	$30.32	$31.09	2,006
01/01/2015 to 12/31/2015	$31.09	$31.12	7,436

*	Denotes the start date of these sub-accounts

Optimum

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With GMWB or HD GRO or GRO Plus 2008 (1.60%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$11.02	468,834
01/01/2007 to 12/31/2007	$11.02	$11.84	510,754
01/01/2008 to 12/31/2008	$11.84	$7.94	1,276,265
01/01/2009 to 12/31/2009	$7.94	$9.72	2,848,031
01/01/2010 to 12/31/2010	$9.72	$10.71	1,845,504
01/01/2011 to 12/31/2011	$10.71	$10.26	1,277,360
01/01/2012 to 12/31/2012	$10.26	$11.36	1,188,880
01/01/2013 to 12/31/2013	$11.36	$12.29	390,164
01/01/2014 to 12/31/2014	$12.29	$12.56	397,408
01/01/2015 to 12/31/2015	$12.56	$11.96	183,135

AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$12.20	$14.03	97,189
01/01/2007 to 12/31/2007	$14.03	$13.79	81,078
01/01/2008 to 12/31/2008	$13.79	$8.86	73,560
01/01/2009 to 12/31/2009	$8.86	$10.26	83,871
01/01/2010 to 12/31/2010	$10.26	$11.50	51,983
01/01/2011 to 12/31/2011	$11.50	$11.72	34,704
01/01/2012 to 05/04/2012	$11.72	$12.73	0

AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.91	166,573
01/01/2007 to 12/31/2007	$10.91	$11.71	183,497
01/01/2008 to 12/31/2008	$11.71	$8.21	708,536
01/01/2009 to 12/31/2009	$8.21	$9.97	1,778,121
01/01/2010 to 12/31/2010	$9.97	$11.01	1,366,536
01/01/2011 to 12/31/2011	$11.01	$10.71	906,862
01/01/2012 to 12/31/2012	$10.71	$11.85	931,297
01/01/2013 to 12/31/2013	$11.85	$13.72	479,007
01/01/2014 to 12/31/2014	$13.72	$14.38	462,315
01/01/2015 to 12/31/2015	$14.38	$14.22	342,879

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.07	$10.29	609,983
01/01/2007 to 12/31/2007	$10.29	$10.81	588,007
01/01/2008 to 12/31/2008	$10.81	$10.76	388,371
01/01/2009 to 12/31/2009	$10.76	$11.67	496,112
01/01/2010 to 12/31/2010	$11.67	$11.93	385,035
01/01/2011 to 12/31/2011	$11.93	$12.00	287,931
01/01/2012 to 12/31/2012	$12.00	$12.37	206,368
01/01/2013 to 12/31/2013	$12.37	$11.90	56,955
01/01/2014 to 12/31/2014	$11.90	$11.70	49,757
01/01/2015 to 12/31/2015	$11.70	$11.57	33,934

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$10.52	$10.74	316,950
01/01/2007 to 12/31/2007	$10.74	$11.45	384,049
01/01/2008 to 12/31/2008	$11.45	$11.01	420,223
01/01/2009 to 12/31/2009	$11.01	$12.62	571,250
01/01/2010 to 12/31/2010	$12.62	$13.38	429,529
01/01/2011 to 12/31/2011	$13.38	$13.58	340,001
01/01/2012 to 12/31/2012	$13.58	$14.61	258,267
01/01/2013 to 12/31/2013	$14.61	$14.11	125,259
01/01/2014 to 12/31/2014	$14.11	$14.48	106,056
01/01/2015 to 12/31/2015	$14.48	$13.94	70,018

AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.32	2,678,768
01/01/2009 to 12/31/2009	$11.32	$11.10	2,260,830
01/01/2010 to 12/31/2010	$11.10	$11.94	1,420,350
01/01/2011 to 12/31/2011	$11.94	$12.50	1,157,419
01/01/2012 to 12/31/2012	$12.50	$12.68	860,891
01/01/2013 to 12/31/2013	$12.68	$12.43	299,701
01/01/2014 to 12/31/2014	$12.43	$12.22	227,908
01/01/2015 to 12/31/2015	$12.22	$11.99	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.40	380,327
01/01/2010 to 12/31/2010	$9.40	$10.22	278,454
01/01/2011 to 12/31/2011	$10.22	$11.03	275,614
01/01/2012 to 12/31/2012	$11.03	$11.31	130,331
01/01/2013 to 12/31/2013	$11.31	$11.05	50,957
01/01/2014 to 12/31/2014	$11.05	$10.92	41,120
01/01/2015 to 12/31/2015	$10.92	$10.72	334,409

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.78	1,521,944
01/01/2011 to 12/31/2011	$10.78	$11.82	711,877
01/01/2012 to 12/31/2012	$11.82	$12.23	255,245
01/01/2013 to 12/31/2013	$12.23	$11.79	17,764
01/01/2014 to 12/31/2014	$11.79	$11.76	10,539
01/01/2015 to 12/31/2015	$11.76	$11.59	8,709

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.06	1,640,510
01/01/2009 to 12/31/2009	$12.06	$11.15	1,694,279
01/01/2010 to 12/31/2010	$11.15	$12.20	899,710
01/01/2011 to 12/31/2011	$12.20	$13.63	1,958,754
01/01/2012 to 12/31/2012	$13.63	$14.18	963,380
01/01/2013 to 12/31/2013	$14.18	$13.51	55,649
01/01/2014 to 12/31/2014	$13.51	$13.65	32,117
01/01/2015 to 12/31/2015	$13.65	$13.54	36,578

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.13	843,068
01/01/2009 to 12/31/2009	$12.13	$11.01	847,098
01/01/2010 to 12/31/2010	$11.01	$12.07	584,918
01/01/2011 to 12/31/2011	$12.07	$13.77	366,628
01/01/2012 to 12/31/2012	$13.77	$14.35	951,107
01/01/2013 to 12/31/2013	$14.35	$13.43	520,921
01/01/2014 to 12/31/2014	$13.43	$13.78	291,213
01/01/2015 to 12/31/2015	$13.78	$13.71	226,779

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.81	67,818
01/01/2010 to 12/31/2010	$8.81	$9.69	1,186,344
01/01/2011 to 12/31/2011	$9.69	$11.32	201,761
01/01/2012 to 12/31/2012	$11.32	$11.84	28,671
01/01/2013 to 12/31/2013	$11.84	$10.89	1,284,523
01/01/2014 to 12/31/2014	$10.89	$11.38	751,816
01/01/2015 to 12/31/2015	$11.38	$11.37	640,834

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.03	2,461,056
01/01/2011 to 12/31/2011	$11.03	$13.06	728,952
01/01/2012 to 12/31/2012	$13.06	$13.72	156,014
01/01/2013 to 12/31/2013	$13.72	$12.56	292
01/01/2014 to 12/31/2014	$12.56	$13.31	236,574
01/01/2015 to 12/31/2015	$13.31	$13.33	235,214

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.04	2,327,140
01/01/2012 to 12/31/2012	$12.04	$12.54	1,885,202
01/01/2013 to 12/31/2013	$12.54	$11.14	175,317
01/01/2014 to 12/31/2014	$11.14	$12.10	69,287
01/01/2015 to 12/31/2015	$12.10	$12.16	176,536

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.42	986,123
01/01/2013 to 12/31/2013	$10.42	$9.21	3,032,772
01/01/2014 to 12/31/2014	$9.21	$10.20	1,042,864
01/01/2015 to 12/31/2015	$10.20	$10.31	222,562

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.77	1,923,065
01/01/2014 to 12/31/2014	$8.77	$9.89	746,283
01/01/2015 to 12/31/2015	$9.89	$10.00	7,251

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.33	703,678
01/01/2015 to 12/31/2015	$11.33	$11.37	2,025,219

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.96	385,774

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.19	309,410
01/01/2007 to 12/31/2007	$11.19	$12.09	420,022
01/01/2008 to 12/31/2008	$12.09	$7.74	1,415,200
01/01/2009 to 12/31/2009	$7.74	$9.54	2,699,371
01/01/2010 to 12/31/2010	$9.54	$10.65	1,923,884
01/01/2011 to 12/31/2011	$10.65	$10.22	1,280,097
01/01/2012 to 12/31/2012	$10.22	$11.44	1,255,382
01/01/2013 to 12/31/2013	$11.44	$13.81	640,306
01/01/2014 to 12/31/2014	$13.81	$14.54	667,527
01/01/2015 to 12/31/2015	$14.54	$14.38	424,732

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$16.08	$21.64	46,276
01/01/2007 to 12/31/2007	$21.64	$17.04	35,002
01/01/2008 to 12/31/2008	$17.04	$10.89	30,138
01/01/2009 to 12/31/2009	$10.89	$14.14	29,336
01/01/2010 to 12/31/2010	$14.14	$17.91	30,983
01/01/2011 to 12/31/2011	$17.91	$18.78	20,122
01/01/2012 to 12/31/2012	$18.78	$21.32	18,452
01/01/2013 to 12/31/2013	$21.32	$21.63	8,352
01/01/2014 to 12/31/2014	$21.63	$27.87	7,997
01/01/2015 to 12/31/2015	$27.87	$28.75	5,068

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.99	$13.83	497,604
01/01/2007 to 12/31/2007	$13.83	$14.31	446,607
01/01/2008 to 12/31/2008	$14.31	$8.35	413,628
01/01/2009 to 12/31/2009	$8.35	$9.79	406,667
01/01/2010 to 12/31/2010	$9.79	$10.88	356,844
01/01/2011 to 12/31/2011	$10.88	$10.11	221,478
01/01/2012 to 12/31/2012	$10.11	$11.91	102,889
01/01/2013 to 12/31/2013	$11.91	$15.65	32,643
01/01/2014 to 12/31/2014	$15.65	$17.42	35,604
01/01/2015 to 12/31/2015	$17.42	$16.35	20,514

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.42	$12.99	84,452
01/01/2007 to 12/31/2007	$12.99	$15.25	78,393
01/01/2008 to 12/31/2008	$15.25	$8.88	73,693
01/01/2009 to 12/31/2009	$8.88	$13.73	73,559
01/01/2010 to 12/31/2010	$13.73	$16.19	55,798
01/01/2011 to 12/31/2011	$16.19	$15.46	42,625
01/01/2012 to 12/31/2012	$15.46	$18.20	24,844
01/01/2013 to 12/31/2013	$18.20	$23.67	10,480
01/01/2014 to 12/31/2014	$23.67	$25.97	10,673
01/01/2015 to 12/31/2015	$25.97	$24.11	20,475

AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.33	$15.97	45,757
01/01/2007 to 12/31/2007	$15.97	$15.90	42,602
01/01/2008 to 12/31/2008	$15.90	$9.81	49,044
01/01/2009 to 12/31/2009	$9.81	$11.41	46,620
01/01/2010 to 12/31/2010	$11.41	$12.63	32,350
01/01/2011 to 12/31/2011	$12.63	$12.37	27,180
01/01/2012 to 12/31/2012	$12.37	$13.80	26,453
01/01/2013 to 12/31/2013	$13.80	$18.28	17,433
01/01/2014 to 12/31/2014	$18.28	$18.27	18,025
01/01/2015 to 12/31/2015	$18.27	$16.88	14,464

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$13.85	$16.48	291,323
01/01/2007 to 12/31/2007	$16.48	$19.31	249,967
01/01/2008 to 12/31/2008	$19.31	$9.45	242,808
01/01/2009 to 12/31/2009	$9.45	$12.59	229,341
01/01/2010 to 12/31/2010	$12.59	$14.18	178,121
01/01/2011 to 12/31/2011	$14.18	$12.15	120,855
01/01/2012 to 12/31/2012	$12.15	$14.39	66,094
01/01/2013 to 12/31/2013	$14.39	$16.86	18,320
01/01/2014 to 12/31/2014	$16.86	$15.67	12,662
01/01/2015 to 12/31/2015	$15.67	$15.91	8,282

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
01/01/2006 to 12/31/2006	$14.38	$18.03	45,411
01/01/2007 to 12/31/2007	$18.03	$20.90	53,885
01/01/2008 to 12/31/2008	$20.90	$11.52	57,654
01/01/2009 to 12/31/2009	$11.52	$14.79	59,112
01/01/2010 to 12/31/2010	$14.79	$16.16	47,525
01/01/2011 to 12/31/2011	$16.16	$13.91	36,277
01/01/2012 to 12/31/2012	$13.91	$15.97	28,075
01/01/2013 to 12/31/2013	$15.97	$18.77	15,253
01/01/2014 to 12/31/2014	$18.77	$17.23	12,417
01/01/2015 to 12/31/2015	$17.23	$17.10	7,714

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$13.61	$16.45	93,539
01/01/2007 to 12/31/2007	$16.45	$17.71	78,807
01/01/2008 to 12/31/2008	$17.71	$10.22	87,268
01/01/2009 to 12/31/2009	$10.22	$13.66	71,754
01/01/2010 to 12/31/2010	$13.66	$14.41	55,671
01/01/2011 to 12/31/2011	$14.41	$12.88	49,878
01/01/2012 to 12/31/2012	$12.88	$15.45	39,541
01/01/2013 to 12/31/2013	$15.45	$17.54	10,470
01/01/2014 to 12/31/2014	$17.54	$16.16	12,110
01/01/2015 to 12/31/2015	$16.16	$15.45	8,074

AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.44	$14.51	86,566
01/01/2007 to 12/31/2007	$14.51	$13.85	102,364
01/01/2008 to 12/31/2008	$13.85	$7.97	69,232
01/01/2009 to 12/31/2009	$7.97	$9.37	80,451
01/01/2010 to 12/31/2010	$9.37	$10.43	76,011
01/01/2011 to 12/31/2011	$10.43	$9.84	53,174
01/01/2012 to 12/31/2012	$9.84	$11.31	48,521
01/01/2013 to 12/31/2013	$11.31	$15.57	23,549
01/01/2014 to 12/31/2014	$15.57	$17.43	16,952
01/01/2015 to 12/31/2015	$17.43	$15.80	7,063

AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.34	$13.02	620,445
01/01/2007 to 12/31/2007	$13.02	$14.73	547,681
01/01/2008 to 12/31/2008	$14.73	$8.17	499,804
01/01/2009 to 12/31/2009	$8.17	$10.43	476,771
01/01/2010 to 12/31/2010	$10.43	$12.29	373,734
01/01/2011 to 12/31/2011	$12.29	$11.98	229,225
01/01/2012 to 12/31/2012	$11.98	$13.23	130,595
01/01/2013 to 12/31/2013	$13.23	$17.79	31,578
01/01/2014 to 12/31/2014	$17.79	$19.36	35,643
01/01/2015 to 12/31/2015	$19.36	$20.97	17,491

AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$10.95	$11.84	179,597
01/01/2007 to 12/31/2007	$11.84	$12.35	178,120
01/01/2008 to 12/31/2008	$12.35	$9.33	130,028
01/01/2009 to 12/31/2009	$9.33	$12.36	139,718
01/01/2010 to 12/31/2010	$12.36	$13.79	109,500
01/01/2011 to 12/31/2011	$13.79	$14.95	73,866
01/01/2012 to 12/31/2012	$14.95	$15.58	52,914
01/01/2013 to 12/31/2013	$15.58	$15.03	5,038
01/01/2014 to 12/31/2014	$15.03	$15.73	9,735
01/01/2015 to 12/31/2015	$15.73	$15.39	7,171

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$11.64	$12.56	57,589
01/01/2007 to 12/31/2007	$12.56	$14.23	55,767
01/01/2008 to 12/31/2008	$14.23	$8.92	64,502
01/01/2009 to 12/31/2009	$8.92	$10.91	71,606
01/01/2010 to 12/31/2010	$10.91	$12.11	69,094
01/01/2011 to 12/31/2011	$12.11	$11.84	59,637
01/01/2012 to 12/31/2012	$11.84	$13.64	58,891
01/01/2013 to 12/31/2013	$13.64	$18.35	17,710
01/01/2014 to 12/31/2014	$18.35	$19.63	15,905
01/01/2015 to 12/31/2015	$19.63	$20.71	11,457

AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.70	$14.28	21,361
01/01/2007 to 12/31/2007	$14.28	$14.44	16,279
01/01/2008 to 12/31/2008	$14.44	$8.79	24,657
01/01/2009 to 12/31/2009	$8.79	$12.01	32,073
01/01/2010 to 12/31/2010	$12.01	$14.61	23,314
01/01/2011 to 12/31/2011	$14.61	$13.88	16,587
01/01/2012 to 12/31/2012	$13.88	$16.17	10,536
01/01/2013 to 12/31/2013	$16.17	$21.07	6,176
01/01/2014 to 12/31/2014	$21.07	$23.84	6,387
01/01/2015 to 12/31/2015	$23.84	$21.91	4,346

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$10.01	$10.30	160,575
01/01/2007 to 12/31/2007	$10.30	$10.63	163,856
01/01/2008 to 12/31/2008	$10.63	$10.72	1,049,835
01/01/2009 to 12/31/2009	$10.72	$10.58	646,749
01/01/2010 to 12/31/2010	$10.58	$10.41	323,305
01/01/2011 to 12/31/2011	$10.41	$10.25	411,226
01/01/2012 to 12/31/2012	$10.25	$10.08	348,780
01/01/2013 to 12/31/2013	$10.08	$9.92	77,433
01/01/2014 to 12/31/2014	$9.92	$9.76	84,173
01/01/2015 to 12/31/2015	$9.76	$9.61	62,463

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$13.22	$14.83	47,625
01/01/2007 to 12/31/2007	$14.83	$17.84	53,512
01/01/2008 to 12/31/2008	$17.84	$9.97	31,385
01/01/2009 to 12/31/2009	$9.97	$12.74	44,277
01/01/2010 to 12/31/2010	$12.74	$16.13	32,643
01/01/2011 to 12/31/2011	$16.13	$16.14	19,999
01/01/2012 to 12/31/2012	$16.14	$17.84	18,230
01/01/2013 to 12/31/2013	$17.84	$23.28	14,733
01/01/2014 to 12/31/2014	$23.28	$24.73	15,922
01/01/2015 to 10/16/2015	$24.73	$25.37	0

AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$11.02	$11.68	28,840
01/01/2007 to 12/31/2007	$11.68	$13.64	28,292
01/01/2008 to 12/31/2008	$13.64	$7.71	13,393
01/01/2009 to 12/31/2009	$7.71	$9.30	15,221
01/01/2010 to 12/31/2010	$9.30	$11.01	9,637
01/01/2011 to 04/29/2011	$11.01	$12.35	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.47	$15.77	141,288
01/01/2007 to 12/31/2007	$15.77	$16.01	122,062
01/01/2008 to 12/31/2008	$16.01	$9.09	92,775
01/01/2009 to 12/31/2009	$9.09	$12.59	101,334
01/01/2010 to 12/31/2010	$12.59	$15.29	87,867
01/01/2011 to 12/31/2011	$15.29	$14.67	55,554
01/01/2012 to 12/31/2012	$14.67	$16.91	49,639
01/01/2013 to 12/31/2013	$16.91	$23.62	12,777
01/01/2014 to 12/31/2014	$23.62	$26.56	12,507
01/01/2015 to 12/31/2015	$26.56	$24.66	9,476

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.66	9,957
01/01/2007 to 12/31/2007	$10.66	$11.41	37,326
01/01/2008 to 12/31/2008	$11.41	$9.04	590,178
01/01/2009 to 12/31/2009	$9.04	$10.67	784,695
01/01/2010 to 12/31/2010	$10.67	$11.61	560,686
01/01/2011 to 12/31/2011	$11.61	$11.54	518,147
01/01/2012 to 12/31/2012	$11.54	$12.54	425,958
01/01/2013 to 12/31/2013	$12.54	$13.47	189,917
01/01/2014 to 12/31/2014	$13.47	$14.02	229,932
01/01/2015 to 12/31/2015	$14.02	$13.82	138,989

AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$13.76	$15.29	118,059
01/01/2007 to 12/31/2007	$15.29	$16.73	111,546
01/01/2008 to 12/31/2008	$16.73	$9.21	101,342
01/01/2009 to 12/31/2009	$9.21	$12.02	98,034
01/01/2010 to 12/31/2010	$12.02	$15.67	71,601
01/01/2011 to 12/31/2011	$15.67	$13.40	52,087
01/01/2012 to 12/31/2012	$13.40	$15.83	30,652
01/01/2013 to 12/31/2013	$15.83	$21.94	11,834
01/01/2014 to 12/31/2014	$21.94	$22.65	9,908
01/01/2015 to 12/31/2015	$22.65	$22.59	6,226

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$9.42	$10.44	20,751
01/01/2007 to 12/31/2007	$10.44	$11.00	31,082
01/01/2008 to 12/31/2008	$11.00	$7.04	45,744
01/01/2009 to 12/31/2009	$7.04	$9.27	66,712
01/01/2010 to 12/31/2010	$9.27	$12.45	54,161
01/01/2011 to 12/31/2011	$12.45	$12.13	33,410
01/01/2012 to 12/31/2012	$12.13	$13.39	43,214
01/01/2013 to 12/31/2013	$13.39	$17.81	12,464
01/01/2014 to 12/31/2014	$17.81	$18.19	12,031
01/01/2015 to 12/31/2015	$18.19	$18.04	6,723

AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.85	$15.18	179,457
01/01/2007 to 12/31/2007	$15.18	$14.10	168,818
01/01/2008 to 12/31/2008	$14.10	$9.75	164,705
01/01/2009 to 12/31/2009	$9.75	$12.18	156,988
01/01/2010 to 12/31/2010	$12.18	$15.10	119,458
01/01/2011 to 12/31/2011	$15.10	$13.97	84,338
01/01/2012 to 12/31/2012	$13.97	$16.25	52,699
01/01/2013 to 12/31/2013	$16.25	$21.97	15,663
01/01/2014 to 12/31/2014	$21.97	$22.76	13,624
01/01/2015 to 12/31/2015	$22.76	$21.43	8,264

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$12.46	$14.87	99,807
01/01/2007 to 12/31/2007	$14.87	$14.11	94,095
01/01/2008 to 12/31/2008	$14.11	$8.07	90,687
01/01/2009 to 12/31/2009	$8.07	$9.83	90,715
01/01/2010 to 12/31/2010	$9.83	$10.96	80,823
01/01/2011 to 12/31/2011	$10.96	$10.60	55,878
01/01/2012 to 12/31/2012	$10.60	$12.23	39,294
01/01/2013 to 12/31/2013	$12.23	$15.61	16,215
01/01/2014 to 12/31/2014	$15.61	$16.51	5,318
01/01/2015 to 10/16/2015	$16.51	$15.31	0

AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.25	$12.73	105,076
01/01/2007 to 12/31/2007	$12.73	$13.56	118,462
01/01/2008 to 12/31/2008	$13.56	$7.93	111,451
01/01/2009 to 12/31/2009	$7.93	$11.97	132,142
01/01/2010 to 12/31/2010	$11.97	$13.64	103,846
01/01/2011 to 12/31/2011	$13.64	$13.19	81,032
01/01/2012 to 12/31/2012	$13.19	$15.26	66,475
01/01/2013 to 12/31/2013	$15.26	$21.63	40,160
01/01/2014 to 12/31/2014	$21.63	$23.06	33,788
01/01/2015 to 12/31/2015	$23.06	$24.86	24,578

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$10.40	$10.88	148,189
01/01/2007 to 12/31/2007	$10.88	$11.73	170,413
01/01/2008 to 12/31/2008	$11.73	$11.26	149,809
01/01/2009 to 12/31/2009	$11.26	$12.43	146,385
01/01/2010 to 12/31/2010	$12.43	$12.93	116,874
01/01/2011 to 12/31/2011	$12.93	$13.25	78,444
01/01/2012 to 12/31/2012	$13.25	$13.72	52,438
01/01/2013 to 12/31/2013	$13.72	$12.99	19,854
01/01/2014 to 12/31/2014	$12.99	$12.85	14,888
01/01/2015 to 12/31/2015	$12.85	$12.06	8,069

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	7,051
01/01/2008 to 12/31/2008	$9.98	$9.31	52,637
01/01/2009 to 12/31/2009	$9.31	$10.23	45,898
01/01/2010 to 12/31/2010	$10.23	$10.85	34,425
01/01/2011 to 12/31/2011	$10.85	$11.32	28,198
01/01/2012 to 12/31/2012	$11.32	$12.01	23,204
01/01/2013 to 12/31/2013	$12.01	$11.64	20,123
01/01/2014 to 12/31/2014	$11.64	$12.28	23,025
01/01/2015 to 12/31/2015	$12.28	$12.23	15,421

Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$14.00	$16.96	8,003
01/01/2007 to 12/31/2007	$16.96	$19.19	16,047
01/01/2008 to 12/31/2008	$19.19	$11.05	10,035
01/01/2009 to 12/31/2009	$11.05	$12.61	13,593
01/01/2010 to 07/16/2010	$12.61	$11.98	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$11.28	$11.77	1,766
01/01/2007 to 12/31/2007	$11.77	$12.96	2,907
01/01/2008 to 12/31/2008	$12.96	$9.29	1,229
01/01/2009 to 12/31/2009	$9.29	$13.16	3,811
01/01/2010 to 07/16/2010	$13.16	$12.29	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.99	$14.51	9,049
01/01/2011 to 12/31/2011	$14.51	$12.45	5,912
01/01/2012 to 12/31/2012	$12.45	$13.92	4,379
01/01/2013 to 12/31/2013	$13.92	$16.43	3,818
01/01/2014 to 12/31/2014	$16.43	$15.31	4,197
01/01/2015 to 12/31/2015	$15.31	$15.41	2,432

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.29	$15.51	4,753
01/01/2011 to 12/31/2011	$15.51	$14.44	2,595
01/01/2012 to 12/31/2012	$14.44	$17.16	2,825
01/01/2013 to 12/31/2013	$17.16	$23.68	2,170
01/01/2014 to 12/31/2014	$23.68	$24.25	2,909
01/01/2015 to 12/31/2015	$24.25	$24.25	2,260

*	Denotes the start date of these sub-accounts

Optimum

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HAV 40 bps (1.65%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.93	$9.70	107,441,591
01/01/2010 to 12/31/2010	$9.70	$10.68	133,580,486
01/01/2011 to 12/31/2011	$10.68	$10.22	102,346,558
01/01/2012 to 12/31/2012	$10.22	$11.32	108,178,074
01/01/2013 to 12/31/2013	$11.32	$12.24	100,174,797
01/01/2014 to 12/31/2014	$12.24	$12.50	87,606,755
01/01/2015 to 12/31/2015	$12.50	$11.90	68,782,936

AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$8.05	$9.99	4,930,435
01/01/2010 to 12/31/2010	$9.99	$11.18	6,178,407
01/01/2011 to 12/31/2011	$11.18	$11.39	5,937,210
01/01/2012 to 05/04/2012	$11.39	$12.38	0

AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.26	$9.95	97,458,970
01/01/2010 to 12/31/2010	$9.95	$10.99	124,066,065
01/01/2011 to 12/31/2011	$10.99	$10.67	99,522,684
01/01/2012 to 12/31/2012	$10.67	$11.81	107,656,583
01/01/2013 to 12/31/2013	$11.81	$13.66	103,827,389
01/01/2014 to 12/31/2014	$13.66	$14.31	95,621,538
01/01/2015 to 12/31/2015	$14.31	$14.14	86,642,320

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$11.58	$12.19	19,779,745
01/01/2010 to 12/31/2010	$12.19	$12.46	20,255,855
01/01/2011 to 12/31/2011	$12.46	$12.53	18,155,075
01/01/2012 to 12/31/2012	$12.53	$12.90	15,540,231
01/01/2013 to 12/31/2013	$12.90	$12.41	10,724,539
01/01/2014 to 12/31/2014	$12.41	$12.19	7,424,203
01/01/2015 to 12/31/2015	$12.19	$12.05	5,743,361

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$12.29	$13.65	59,442,486
01/01/2010 to 12/31/2010	$13.65	$14.46	75,211,006
01/01/2011 to 12/31/2011	$14.46	$14.67	60,233,010
01/01/2012 to 12/31/2012	$14.67	$15.77	65,143,645
01/01/2013 to 12/31/2013	$15.77	$15.23	54,477,871
01/01/2014 to 12/31/2014	$15.23	$15.61	44,662,030
01/01/2015 to 12/31/2015	$15.61	$15.03	35,594,616

AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$9.96	$10.02	0
01/01/2010 to 12/31/2010	$10.02	$10.78	0
01/01/2011 to 12/31/2011	$10.78	$11.28	0
01/01/2012 to 12/31/2012	$11.28	$11.43	0
01/01/2013 to 12/31/2013	$11.43	$11.20	0
01/01/2014 to 12/31/2014	$11.20	$11.00	0
01/01/2015 to 12/31/2015	$11.00	$10.79	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.69	$9.39	0
01/01/2010 to 12/31/2010	$9.39	$10.21	0
01/01/2011 to 12/31/2011	$10.21	$11.01	0
01/01/2012 to 12/31/2012	$11.01	$11.28	0
01/01/2013 to 12/31/2013	$11.28	$11.02	0
01/01/2014 to 12/31/2014	$11.02	$10.89	0
01/01/2015 to 12/31/2015	$10.89	$10.69	0

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.78	13,765
01/01/2011 to 12/31/2011	$10.78	$11.81	45,769
01/01/2012 to 12/31/2012	$11.81	$12.21	0
01/01/2013 to 12/31/2013	$12.21	$11.76	0
01/01/2014 to 12/31/2014	$11.76	$11.73	0
01/01/2015 to 12/31/2015	$11.73	$11.56	0

AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92	$9.70	0
01/01/2010 to 12/31/2010	$9.70	$10.61	0
01/01/2011 to 12/31/2011	$10.61	$11.85	0
01/01/2012 to 12/31/2012	$11.85	$12.32	0
01/01/2013 to 12/31/2013	$12.32	$11.74	0
01/01/2014 to 12/31/2014	$11.74	$11.85	0
01/01/2015 to 12/31/2015	$11.85	$11.75	0

AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.91	$9.60	0
01/01/2010 to 12/31/2010	$9.60	$10.52	0
01/01/2011 to 12/31/2011	$10.52	$12.00	0
01/01/2012 to 12/31/2012	$12.00	$12.49	0
01/01/2013 to 12/31/2013	$12.49	$11.69	0
01/01/2014 to 12/31/2014	$11.69	$11.99	0
01/01/2015 to 12/31/2015	$11.99	$11.92	0

AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.38	$8.80	0
01/01/2010 to 12/31/2010	$8.80	$9.68	0
01/01/2011 to 12/31/2011	$9.68	$11.30	0
01/01/2012 to 12/31/2012	$11.30	$11.82	0
01/01/2013 to 12/31/2013	$11.82	$10.86	0
01/01/2014 to 12/31/2014	$10.86	$11.34	0
01/01/2015 to 12/31/2015	$11.34	$11.33	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.03	0
01/01/2011 to 12/31/2011	$11.03	$13.04	0
01/01/2012 to 12/31/2012	$13.04	$13.70	0
01/01/2013 to 12/31/2013	$13.70	$12.53	0
01/01/2014 to 12/31/2014	$12.53	$13.27	0
01/01/2015 to 12/31/2015	$13.27	$13.29	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.04	0
01/01/2012 to 12/31/2012	$12.04	$12.53	0
01/01/2013 to 12/31/2013	$12.53	$11.12	0
01/01/2014 to 12/31/2014	$11.12	$12.08	0
01/01/2015 to 12/31/2015	$12.08	$12.12	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.41	0
01/01/2013 to 12/31/2013	$10.41	$9.20	0
01/01/2014 to 12/31/2014	$9.20	$10.19	0
01/01/2015 to 12/31/2015	$10.19	$10.29	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.76	0
01/01/2014 to 12/31/2014	$8.76	$9.88	0
01/01/2015 to 12/31/2015	$9.88	$9.99	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.32	0
01/01/2015 to 12/31/2015	$11.32	$11.36	0

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.95	0

AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.74	$9.52	118,425,926
01/01/2010 to 12/31/2010	$9.52	$10.62	141,306,019
01/01/2011 to 12/31/2011	$10.62	$10.19	100,099,910
01/01/2012 to 12/31/2012	$10.19	$11.40	113,717,767
01/01/2013 to 12/31/2013	$11.40	$13.75	125,316,122
01/01/2014 to 12/31/2014	$13.75	$14.47	121,728,074
01/01/2015 to 12/31/2015	$14.47	$14.31	113,394,276

AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$12.11	$18.32	2,154,565
01/01/2010 to 12/31/2010	$18.32	$23.19	2,674,245
01/01/2011 to 12/31/2011	$23.19	$24.31	2,210,944
01/01/2012 to 12/31/2012	$24.31	$27.58	2,291,954
01/01/2013 to 12/31/2013	$27.58	$27.98	2,083,185
01/01/2014 to 12/31/2014	$27.98	$36.02	2,044,785
01/01/2015 to 12/31/2015	$36.02	$37.14	1,780,125

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.97	$9.63	15,821,358
01/01/2010 to 12/31/2010	$9.63	$10.69	15,820,580
01/01/2011 to 12/31/2011	$10.69	$9.94	12,948,030
01/01/2012 to 12/31/2012	$9.94	$11.69	10,758,682
01/01/2013 to 12/31/2013	$11.69	$15.36	8,989,436
01/01/2014 to 12/31/2014	$15.36	$17.09	7,637,977
01/01/2015 to 12/31/2015	$17.09	$16.03	9,591,291

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.42	5,868,356
01/01/2010 to 12/31/2010	$13.42	$15.82	6,728,348
01/01/2011 to 12/31/2011	$15.82	$15.10	4,560,864
01/01/2012 to 12/31/2012	$15.10	$17.76	4,904,077
01/01/2013 to 12/31/2013	$17.76	$23.09	5,099,534
01/01/2014 to 12/31/2014	$23.09	$25.32	4,212,533
01/01/2015 to 12/31/2015	$25.32	$23.49	6,589,806

AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.09	$11.51	3,294,871
01/01/2010 to 12/31/2010	$11.51	$12.73	3,942,580
01/01/2011 to 12/31/2011	$12.73	$12.46	3,528,509
01/01/2012 to 12/31/2012	$12.46	$13.89	3,502,241
01/01/2013 to 12/31/2013	$13.89	$18.40	2,924,047
01/01/2014 to 12/31/2014	$18.40	$18.38	2,608,050
01/01/2015 to 12/31/2015	$18.38	$16.98	1,990,270

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$12.13	$15.91	6,854,079
01/01/2010 to 12/31/2010	$15.91	$17.92	7,241,298
01/01/2011 to 12/31/2011	$17.92	$15.34	5,734,722
01/01/2012 to 12/31/2012	$15.34	$18.16	4,942,527
01/01/2013 to 12/31/2013	$18.16	$21.27	4,582,698
01/01/2014 to 12/31/2014	$21.27	$19.76	3,989,471
01/01/2015 to 12/31/2015	$19.76	$20.05	3,324,751

AST International Value Portfolio
05/01/2009 to 12/31/2009	$11.35	$14.74	3,492,926
01/01/2010 to 12/31/2010	$14.74	$16.10	3,649,081
01/01/2011 to 12/31/2011	$16.10	$13.85	2,916,031
01/01/2012 to 12/31/2012	$13.85	$15.89	2,668,328
01/01/2013 to 12/31/2013	$15.89	$18.67	2,705,225
01/01/2014 to 12/31/2014	$18.67	$17.13	2,548,306
01/01/2015 to 12/31/2015	$17.13	$16.99	2,467,892

AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$10.78	$11.75	45,976,810
01/01/2010 to 12/31/2010	$11.75	$12.80	22,040,989
01/01/2011 to 12/31/2011	$12.80	$14.16	215,533,382
01/01/2012 to 12/31/2012	$14.16	$15.24	89,791,313
01/01/2013 to 12/31/2013	$15.24	$14.51	28,148,834
01/01/2014 to 12/31/2014	$14.51	$15.23	25,571,167
01/01/2015 to 12/31/2015	$15.23	$15.15	66,914,771

AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.30	$13.86	5,086,873
01/01/2010 to 12/31/2010	$13.86	$14.60	5,905,133
01/01/2011 to 12/31/2011	$14.60	$13.05	4,359,903
01/01/2012 to 12/31/2012	$13.05	$15.65	4,428,816
01/01/2013 to 12/31/2013	$15.65	$17.75	4,647,244
01/01/2014 to 12/31/2014	$17.75	$16.35	4,276,895
01/01/2015 to 12/31/2015	$16.35	$15.63	3,960,328

AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.92	$8.78	5,087,827
01/01/2010 to 12/31/2010	$8.78	$9.78	5,307,829
01/01/2011 to 12/31/2011	$9.78	$9.21	4,698,568
01/01/2012 to 12/31/2012	$9.21	$10.59	4,248,181
01/01/2013 to 12/31/2013	$10.59	$14.57	5,494,376
01/01/2014 to 12/31/2014	$14.57	$16.30	5,782,801
01/01/2015 to 12/31/2015	$16.30	$14.77	4,317,804

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.52	$10.86	17,250,307
01/01/2010 to 12/31/2010	$10.86	$12.79	17,364,094
01/01/2011 to 12/31/2011	$12.79	$12.47	14,080,420
01/01/2012 to 12/31/2012	$12.47	$13.77	11,942,585
01/01/2013 to 12/31/2013	$13.77	$18.50	9,091,584
01/01/2014 to 12/31/2014	$18.50	$20.12	9,720,568
01/01/2015 to 12/31/2015	$20.12	$21.78	7,424,343

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$11.37	$13.73	10,096,051
01/01/2010 to 12/31/2010	$13.73	$15.32	8,604,037
01/01/2011 to 12/31/2011	$15.32	$16.60	9,200,629
01/01/2012 to 12/31/2012	$16.60	$17.29	8,547,651
01/01/2013 to 12/31/2013	$17.29	$16.67	6,345,324
01/01/2014 to 12/31/2014	$16.67	$17.44	6,499,325
01/01/2015 to 12/31/2015	$17.44	$17.05	6,830,418

AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$8.02	$9.75	4,944,538
01/01/2010 to 12/31/2010	$9.75	$10.82	5,238,425
01/01/2011 to 12/31/2011	$10.82	$10.57	4,289,955
01/01/2012 to 12/31/2012	$10.57	$12.18	4,420,398
01/01/2013 to 12/31/2013	$12.18	$16.37	4,361,903
01/01/2014 to 12/31/2014	$16.37	$17.50	3,793,575
01/01/2015 to 12/31/2015	$17.50	$18.46	3,157,980

AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.11	$12.11	2,137,413
01/01/2010 to 12/31/2010	$12.11	$14.72	2,978,973
01/01/2011 to 12/31/2011	$14.72	$13.98	2,405,087
01/01/2012 to 12/31/2012	$13.98	$16.28	2,424,624
01/01/2013 to 12/31/2013	$16.28	$21.20	2,138,372
01/01/2014 to 12/31/2014	$21.20	$23.97	1,904,816
01/01/2015 to 12/31/2015	$23.97	$22.02	1,494,027

AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.53	$10.42	66,786,776
01/01/2010 to 12/31/2010	$10.42	$10.25	50,307,852
01/01/2011 to 12/31/2011	$10.25	$10.09	50,902,069
01/01/2012 to 12/31/2012	$10.09	$9.92	39,894,836
01/01/2013 to 12/31/2013	$9.92	$9.76	29,504,243
01/01/2014 to 12/31/2014	$9.76	$9.60	25,524,289
01/01/2015 to 12/31/2015	$9.60	$9.44	23,153,087

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.38	$11.65	4,022,837
01/01/2010 to 12/31/2010	$11.65	$14.75	5,702,161
01/01/2011 to 12/31/2011	$14.75	$14.75	4,466,247
01/01/2012 to 12/31/2012	$14.75	$16.30	3,764,767
01/01/2013 to 12/31/2013	$16.30	$21.26	3,561,170
01/01/2014 to 12/31/2014	$21.26	$22.57	3,128,103
01/01/2015 to 10/16/2015	$22.57	$23.14	0

AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.18	$9.97	1,585,215
01/01/2010 to 12/31/2010	$9.97	$11.79	2,045,616
01/01/2011 to 04/29/2011	$11.79	$13.23	0

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.22	$13.88	5,689,131
01/01/2010 to 12/31/2010	$13.88	$16.85	5,901,157
01/01/2011 to 12/31/2011	$16.85	$16.16	4,911,194
01/01/2012 to 12/31/2012	$16.16	$18.62	4,148,499
01/01/2013 to 12/31/2013	$18.62	$26.00	4,423,739
01/01/2014 to 12/31/2014	$26.00	$29.21	4,014,110
01/01/2015 to 12/31/2015	$29.21	$27.11	3,114,772

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$9.17	$10.65	82,197,582
01/01/2010 to 12/31/2010	$10.65	$11.58	100,001,194
01/01/2011 to 12/31/2011	$11.58	$11.51	96,778,216
01/01/2012 to 12/31/2012	$11.51	$12.49	98,362,559
01/01/2013 to 12/31/2013	$12.49	$13.42	79,093,854
01/01/2014 to 12/31/2014	$13.42	$13.96	69,937,144
01/01/2015 to 12/31/2015	$13.96	$13.75	60,478,072

AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$11.08	$14.46	3,702,808
01/01/2010 to 12/31/2010	$14.46	$18.85	4,200,876
01/01/2011 to 12/31/2011	$18.85	$16.11	4,029,967
01/01/2012 to 12/31/2012	$16.11	$19.02	3,987,156
01/01/2013 to 12/31/2013	$19.02	$26.34	3,589,232
01/01/2014 to 12/31/2014	$26.34	$27.19	3,049,744
01/01/2015 to 12/31/2015	$27.19	$27.10	2,435,616

AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.75	$8.88	2,524,147
01/01/2010 to 12/31/2010	$8.88	$11.91	4,648,452
01/01/2011 to 12/31/2011	$11.91	$11.60	3,213,655
01/01/2012 to 12/31/2012	$11.60	$12.80	3,096,260
01/01/2013 to 12/31/2013	$12.80	$17.01	4,073,887
01/01/2014 to 12/31/2014	$17.01	$17.37	3,201,641
01/01/2015 to 12/31/2015	$17.37	$17.22	3,111,281

AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.85	$14.11	6,242,625
01/01/2010 to 12/31/2010	$14.11	$17.49	6,195,308
01/01/2011 to 12/31/2011	$17.49	$16.17	5,166,090
01/01/2012 to 12/31/2012	$16.17	$18.79	3,913,693
01/01/2013 to 12/31/2013	$18.79	$25.39	3,418,708
01/01/2014 to 12/31/2014	$25.39	$26.29	2,808,610
01/01/2015 to 12/31/2015	$26.29	$24.74	2,217,703

AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$7.90	$10.13	3,572,238
01/01/2010 to 12/31/2010	$10.13	$11.28	4,182,015
01/01/2011 to 12/31/2011	$11.28	$10.91	3,313,597
01/01/2012 to 12/31/2012	$10.91	$12.58	4,588,707
01/01/2013 to 12/31/2013	$12.58	$16.05	5,133,443
01/01/2014 to 12/31/2014	$16.05	$16.96	4,589,369
01/01/2015 to 10/16/2015	$16.96	$15.72	0

AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.98	$10.54	10,159,519
01/01/2010 to 12/31/2010	$10.54	$12.01	12,250,636
01/01/2011 to 12/31/2011	$12.01	$11.61	9,294,364
01/01/2012 to 12/31/2012	$11.61	$13.43	10,725,477
01/01/2013 to 12/31/2013	$13.43	$19.02	11,809,685
01/01/2014 to 12/31/2014	$19.02	$20.27	11,237,461
01/01/2015 to 12/31/2015	$20.27	$21.84	10,710,975

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$13.56	$15.07	6,337,072
01/01/2010 to 12/31/2010	$15.07	$15.67	7,114,847
01/01/2011 to 12/31/2011	$15.67	$16.05	6,639,260
01/01/2012 to 12/31/2012	$16.05	$16.61	5,533,305
01/01/2013 to 12/31/2013	$16.61	$15.72	4,600,108
01/01/2014 to 12/31/2014	$15.72	$15.55	3,672,856
01/01/2015 to 12/31/2015	$15.55	$14.59	2,897,161

AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.46	$10.21	12,750,275
01/01/2010 to 12/31/2010	$10.21	$10.83	17,651,916
01/01/2011 to 12/31/2011	$10.83	$11.29	18,170,336
01/01/2012 to 12/31/2012	$11.29	$11.98	18,416,796
01/01/2013 to 12/31/2013	$11.98	$11.60	17,928,589
01/01/2014 to 12/31/2014	$11.60	$12.23	19,702,934
01/01/2015 to 12/31/2015	$12.23	$12.18	18,938,735

Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$11.02	$14.01	668,798
01/01/2010 to 07/16/2010	$14.01	$13.31	0

Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$10.31	$13.42	749,780
01/01/2010 to 07/16/2010	$13.42	$12.54	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$13.33	$16.11	637,587
01/01/2011 to 12/31/2011	$16.11	$13.82	523,908
01/01/2012 to 12/31/2012	$13.82	$15.45	401,945
01/01/2013 to 12/31/2013	$15.45	$18.23	283,907
01/01/2014 to 12/31/2014	$18.23	$16.98	217,416
01/01/2015 to 12/31/2015	$16.98	$17.08	210,347

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.54	$15.82	385,986
01/01/2011 to 12/31/2011	$15.82	$14.72	411,256
01/01/2012 to 12/31/2012	$14.72	$17.48	413,544
01/01/2013 to 12/31/2013	$17.48	$24.11	306,342
01/01/2014 to 12/31/2014	$24.11	$24.68	201,332
01/01/2015 to 12/31/2015	$24.68	$24.67	142,859

*	Denotes the start date of these sub-accounts

Optimum

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV (1.75%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$11.00	1,109,599
01/01/2007 to 12/31/2007	$11.00	$11.80	2,095,862
01/01/2008 to 12/31/2008	$11.80	$7.90	4,352,710
01/01/2009 to 12/31/2009	$7.90	$9.66	7,832,549
01/01/2010 to 12/31/2010	$9.66	$10.62	8,125,948
01/01/2011 to 12/31/2011	$10.62	$10.16	5,875,413
01/01/2012 to 12/31/2012	$10.16	$11.24	5,884,306
01/01/2013 to 12/31/2013	$11.24	$12.14	5,528,716
01/01/2014 to 12/31/2014	$12.14	$12.38	5,179,509
01/01/2015 to 12/31/2015	$12.38	$11.78	4,428,306

AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$14.24	$16.35	53,852
01/01/2007 to 12/31/2007	$16.35	$16.04	75,537
01/01/2008 to 12/31/2008	$16.04	$10.28	116,472
01/01/2009 to 12/31/2009	$10.28	$11.90	295,585
01/01/2010 to 12/31/2010	$11.90	$13.31	387,586
01/01/2011 to 12/31/2011	$13.31	$13.55	332,429
01/01/2012 to 05/04/2012	$13.55	$14.71	0

AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.89	206,700
01/01/2007 to 12/31/2007	$10.89	$11.67	363,364
01/01/2008 to 12/31/2008	$11.67	$8.18	4,544,410
01/01/2009 to 12/31/2009	$8.18	$9.90	9,195,019
01/01/2010 to 12/31/2010	$9.90	$10.93	8,699,486
01/01/2011 to 12/31/2011	$10.93	$10.61	6,901,091
01/01/2012 to 12/31/2012	$10.61	$11.72	7,178,712
01/01/2013 to 12/31/2013	$11.72	$13.55	7,213,994
01/01/2014 to 12/31/2014	$13.55	$14.18	6,928,953
01/01/2015 to 12/31/2015	$14.18	$14.00	6,370,391

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.25	$10.45	538,026
01/01/2007 to 12/31/2007	$10.45	$10.97	540,038
01/01/2008 to 12/31/2008	$10.97	$10.90	712,342
01/01/2009 to 12/31/2009	$10.90	$11.80	1,339,103
01/01/2010 to 12/31/2010	$11.80	$12.05	1,296,102
01/01/2011 to 12/31/2011	$12.05	$12.10	1,090,180
01/01/2012 to 12/31/2012	$12.10	$12.45	906,164
01/01/2013 to 12/31/2013	$12.45	$11.96	703,101
01/01/2014 to 12/31/2014	$11.96	$11.74	547,508
01/01/2015 to 12/31/2015	$11.74	$11.59	857,210

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$10.93	$11.14	413,360
01/01/2007 to 12/31/2007	$11.14	$11.85	627,158
01/01/2008 to 12/31/2008	$11.85	$11.38	1,923,586
01/01/2009 to 12/31/2009	$11.38	$13.03	6,477,063
01/01/2010 to 12/31/2010	$13.03	$13.79	5,823,131
01/01/2011 to 12/31/2011	$13.79	$13.98	4,380,484
01/01/2012 to 12/31/2012	$13.98	$15.02	4,925,654
01/01/2013 to 12/31/2013	$15.02	$14.48	3,565,817
01/01/2014 to 12/31/2014	$14.48	$14.83	3,009,945
01/01/2015 to 12/31/2015	$14.83	$14.27	2,576,957

AST Bond Portfolio 2015
06/30/2008* to 12/31/2008	$10.04	$11.70	0
01/01/2009 to 12/31/2009	$11.70	$11.46	0
01/01/2010 to 12/31/2010	$11.46	$12.31	0
01/01/2011 to 12/31/2011	$12.31	$12.87	0
01/01/2012 to 12/31/2012	$12.87	$13.03	0
01/01/2013 to 12/31/2013	$13.03	$12.76	0
01/01/2014 to 12/31/2014	$12.76	$12.52	0
01/01/2015 to 12/31/2015	$12.52	$12.26	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.38	0
01/01/2010 to 12/31/2010	$9.38	$10.19	629
01/01/2011 to 12/31/2011	$10.19	$10.98	11,571
01/01/2012 to 12/31/2012	$10.98	$11.24	6,913
01/01/2013 to 12/31/2013	$11.24	$10.97	7,437
01/01/2014 to 12/31/2014	$10.97	$10.82	8,180
01/01/2015 to 12/31/2015	$10.82	$10.61	22,773

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.77	4,783
01/01/2011 to 12/31/2011	$10.77	$11.79	7,346
01/01/2012 to 12/31/2012	$11.79	$12.17	3,692
01/01/2013 to 12/31/2013	$12.17	$11.71	0
01/01/2014 to 12/31/2014	$11.71	$11.67	22,058
01/01/2015 to 12/31/2015	$11.67	$11.49	21,508

AST Bond Portfolio 2018
06/30/2008* to 12/31/2008	$10.06	$12.53	0
01/01/2009 to 12/31/2009	$12.53	$11.57	0
01/01/2010 to 12/31/2010	$11.57	$12.64	0
01/01/2011 to 12/31/2011	$12.64	$14.10	16,280
01/01/2012 to 12/31/2012	$14.10	$14.65	12,769
01/01/2013 to 12/31/2013	$14.65	$13.94	65,213
01/01/2014 to 12/31/2014	$13.94	$14.06	48,805
01/01/2015 to 12/31/2015	$14.06	$13.92	61,391

AST Bond Portfolio 2019
06/30/2008* to 12/31/2008	$10.08	$12.60	0
01/01/2009 to 12/31/2009	$12.60	$11.43	0
01/01/2010 to 12/31/2010	$11.43	$12.50	0
01/01/2011 to 12/31/2011	$12.50	$14.25	0
01/01/2012 to 12/31/2012	$14.25	$14.82	6,636
01/01/2013 to 12/31/2013	$14.82	$13.86	14,495
01/01/2014 to 12/31/2014	$13.86	$14.19	14,774
01/01/2015 to 12/31/2015	$14.19	$14.10	14,214

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.79	0
01/01/2010 to 12/31/2010	$8.79	$9.66	3,398
01/01/2011 to 12/31/2011	$9.66	$11.27	0
01/01/2012 to 12/31/2012	$11.27	$11.77	0
01/01/2013 to 12/31/2013	$11.77	$10.81	16,844
01/01/2014 to 12/31/2014	$10.81	$11.27	10,653
01/01/2015 to 12/31/2015	$11.27	$11.25	20,182

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.01	7,539
01/01/2011 to 12/31/2011	$11.01	$13.02	17,990
01/01/2012 to 12/31/2012	$13.02	$13.66	13,667
01/01/2013 to 12/31/2013	$13.66	$12.48	0
01/01/2014 to 12/31/2014	$12.48	$13.20	18,265
01/01/2015 to 12/31/2015	$13.20	$13.20	31,983

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.03	25,532
01/01/2012 to 12/31/2012	$12.03	$12.51	28,286
01/01/2013 to 12/31/2013	$12.51	$11.09	0
01/01/2014 to 12/31/2014	$11.09	$12.03	0
01/01/2015 to 12/31/2015	$12.03	$12.06	6,251

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.40	2,207
01/01/2013 to 12/31/2013	$10.40	$9.18	88,547
01/01/2014 to 12/31/2014	$9.18	$10.16	52,160
01/01/2015 to 12/31/2015	$10.16	$10.25	37,491

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.75	7,589
01/01/2014 to 12/31/2014	$8.75	$9.86	17,205
01/01/2015 to 12/31/2015	$9.86	$9.96	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.31	0
01/01/2015 to 12/31/2015	$11.31	$11.33	46,453

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.94	7,437

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.18	1,236,146
01/01/2007 to 12/31/2007	$11.18	$12.05	2,184,899
01/01/2008 to 12/31/2008	$12.05	$7.70	5,254,768
01/01/2009 to 12/31/2009	$7.70	$9.48	9,649,337
01/01/2010 to 12/31/2010	$9.48	$10.56	9,541,918
01/01/2011 to 12/31/2011	$10.56	$10.13	6,564,135
01/01/2012 to 12/31/2012	$10.13	$11.31	7,253,930
01/01/2013 to 12/31/2013	$11.31	$13.64	8,307,070
01/01/2014 to 12/31/2014	$13.64	$14.34	8,547,398
01/01/2015 to 12/31/2015	$14.34	$14.16	9,055,976

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$21.33	$28.65	70,174
01/01/2007 to 12/31/2007	$28.65	$22.53	42,768
01/01/2008 to 12/31/2008	$22.53	$14.38	50,033
01/01/2009 to 12/31/2009	$14.38	$18.64	105,825
01/01/2010 to 12/31/2010	$18.64	$23.57	111,924
01/01/2011 to 12/31/2011	$23.57	$24.68	97,984
01/01/2012 to 12/31/2012	$24.68	$27.97	103,989
01/01/2013 to 12/31/2013	$27.97	$28.34	114,992
01/01/2014 to 12/31/2014	$28.34	$36.45	117,778
01/01/2015 to 12/31/2015	$36.45	$37.55	105,608

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.37	$16.55	568,989
01/01/2007 to 12/31/2007	$16.55	$17.10	569,511
01/01/2008 to 12/31/2008	$17.10	$9.96	371,815
01/01/2009 to 12/31/2009	$9.96	$11.67	621,602
01/01/2010 to 12/31/2010	$11.67	$12.94	632,157
01/01/2011 to 12/31/2011	$12.94	$12.01	436,847
01/01/2012 to 12/31/2012	$12.01	$14.12	404,667
01/01/2013 to 12/31/2013	$14.12	$18.53	518,331
01/01/2014 to 12/31/2014	$18.53	$20.59	488,701
01/01/2015 to 12/31/2015	$20.59	$19.30	1,070,573

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$15.03	$15.69	120,385
01/01/2007 to 12/31/2007	$15.69	$18.40	111,444
01/01/2008 to 12/31/2008	$18.40	$10.70	86,649
01/01/2009 to 12/31/2009	$10.70	$16.52	253,562
01/01/2010 to 12/31/2010	$16.52	$19.45	254,558
01/01/2011 to 12/31/2011	$19.45	$18.54	155,235
01/01/2012 to 12/31/2012	$18.54	$21.78	158,856
01/01/2013 to 12/31/2013	$21.78	$28.29	227,835
01/01/2014 to 12/31/2014	$28.29	$31.00	190,945
01/01/2015 to 12/31/2015	$31.00	$28.73	378,605

AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.48	$18.51	168,266
01/01/2007 to 12/31/2007	$18.51	$18.40	187,126
01/01/2008 to 12/31/2008	$18.40	$11.34	124,499
01/01/2009 to 12/31/2009	$11.34	$13.17	292,701
01/01/2010 to 12/31/2010	$13.17	$14.55	285,605
01/01/2011 to 12/31/2011	$14.55	$14.23	245,098
01/01/2012 to 12/31/2012	$14.23	$15.85	280,404
01/01/2013 to 12/31/2013	$15.85	$20.97	214,589
01/01/2014 to 12/31/2014	$20.97	$20.92	156,711
01/01/2015 to 12/31/2015	$20.92	$19.31	139,425

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$17.48	$20.78	373,524
01/01/2007 to 12/31/2007	$20.78	$24.30	405,608
01/01/2008 to 12/31/2008	$24.30	$11.88	279,897
01/01/2009 to 12/31/2009	$11.88	$15.80	487,491
01/01/2010 to 12/31/2010	$15.80	$17.77	425,028
01/01/2011 to 12/31/2011	$17.77	$15.20	278,398
01/01/2012 to 12/31/2012	$15.20	$17.98	225,134
01/01/2013 to 12/31/2013	$17.98	$21.03	314,013
01/01/2014 to 12/31/2014	$21.03	$19.52	326,012
01/01/2015 to 12/31/2015	$19.52	$19.78	473,313

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
01/01/2006 to 12/31/2006	$17.12	$21.44	103,147
01/01/2007 to 12/31/2007	$21.44	$24.81	181,170
01/01/2008 to 12/31/2008	$24.81	$13.65	149,062
01/01/2009 to 12/31/2009	$13.65	$17.50	230,878
01/01/2010 to 12/31/2010	$17.50	$19.10	223,400
01/01/2011 to 12/31/2011	$19.10	$16.41	166,971
01/01/2012 to 12/31/2012	$16.41	$18.81	154,255
01/01/2013 to 12/31/2013	$18.81	$22.08	154,201
01/01/2014 to 12/31/2014	$22.08	$20.24	152,233
01/01/2015 to 12/31/2015	$20.24	$20.05	141,426

AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$10.00	$10.72	12,969,535
01/01/2009 to 12/31/2009	$10.72	$11.73	3,153,640
01/01/2010 to 12/31/2010	$11.73	$12.77	1,201,858
01/01/2011 to 12/31/2011	$12.77	$14.10	12,727,050
01/01/2012 to 12/31/2012	$14.10	$15.16	6,086,607
01/01/2013 to 12/31/2013	$15.16	$14.42	3,120,079
01/01/2014 to 12/31/2014	$14.42	$15.12	2,872,842
01/01/2015 to 12/31/2015	$15.12	$15.03	6,043,619

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$16.03	$19.34	113,134
01/01/2007 to 12/31/2007	$19.34	$20.80	141,032
01/01/2008 to 12/31/2008	$20.80	$11.98	113,373
01/01/2009 to 12/31/2009	$11.98	$15.99	221,273
01/01/2010 to 12/31/2010	$15.99	$16.84	185,707
01/01/2011 to 12/31/2011	$16.84	$15.03	114,544
01/01/2012 to 12/31/2012	$15.03	$18.00	173,844
01/01/2013 to 12/31/2013	$18.00	$20.40	175,509
01/01/2014 to 12/31/2014	$20.40	$18.77	156,627
01/01/2015 to 12/31/2015	$18.77	$17.92	171,675

AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.84	$16.11	168,016
01/01/2007 to 12/31/2007	$16.11	$15.35	215,386
01/01/2008 to 12/31/2008	$15.35	$8.83	276,477
01/01/2009 to 12/31/2009	$8.83	$10.36	346,012
01/01/2010 to 12/31/2010	$10.36	$11.52	329,940
01/01/2011 to 12/31/2011	$11.52	$10.84	425,797
01/01/2012 to 12/31/2012	$10.84	$12.45	310,531
01/01/2013 to 12/31/2013	$12.45	$17.11	379,818
01/01/2014 to 12/31/2014	$17.11	$19.12	413,328
01/01/2015 to 12/31/2015	$19.12	$17.31	275,746

AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$14.69	$15.48	798,266
01/01/2007 to 12/31/2007	$15.48	$17.49	862,699
01/01/2008 to 12/31/2008	$17.49	$9.68	585,331
01/01/2009 to 12/31/2009	$9.68	$12.34	888,567
01/01/2010 to 12/31/2010	$12.34	$14.52	935,347
01/01/2011 to 12/31/2011	$14.52	$14.13	601,374
01/01/2012 to 12/31/2012	$14.13	$15.59	530,840
01/01/2013 to 12/31/2013	$15.59	$20.93	528,924
01/01/2014 to 12/31/2014	$20.93	$22.74	586,879
01/01/2015 to 12/31/2015	$22.74	$24.59	849,112

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$12.52	$13.51	181,639
01/01/2007 to 12/31/2007	$13.51	$14.08	211,644
01/01/2008 to 12/31/2008	$14.08	$10.62	187,186
01/01/2009 to 12/31/2009	$10.62	$14.04	462,990
01/01/2010 to 12/31/2010	$14.04	$15.65	363,535
01/01/2011 to 12/31/2011	$15.65	$16.94	802,019
01/01/2012 to 12/31/2012	$16.94	$17.63	499,905
01/01/2013 to 12/31/2013	$17.63	$16.97	370,452
01/01/2014 to 12/31/2014	$16.97	$17.74	381,932
01/01/2015 to 12/31/2015	$17.74	$17.33	603,736

AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$12.99	$14.00	47,760
01/01/2007 to 12/31/2007	$14.00	$15.83	46,783
01/01/2008 to 12/31/2008	$15.83	$9.90	101,558
01/01/2009 to 12/31/2009	$9.90	$12.10	319,640
01/01/2010 to 12/31/2010	$12.10	$13.40	285,466
01/01/2011 to 12/31/2011	$13.40	$13.09	256,621
01/01/2012 to 12/31/2012	$13.09	$15.06	275,009
01/01/2013 to 12/31/2013	$15.06	$20.23	302,283
01/01/2014 to 12/31/2014	$20.23	$21.60	310,671
01/01/2015 to 12/31/2015	$21.60	$22.76	252,986

AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.73	$17.66	20,780
01/01/2007 to 12/31/2007	$17.66	$17.83	60,316
01/01/2008 to 12/31/2008	$17.83	$10.84	84,121
01/01/2009 to 12/31/2009	$10.84	$14.79	131,073
01/01/2010 to 12/31/2010	$14.79	$17.96	245,356
01/01/2011 to 12/31/2011	$17.96	$17.04	194,504
01/01/2012 to 12/31/2012	$17.04	$19.82	208,652
01/01/2013 to 12/31/2013	$19.82	$25.79	167,490
01/01/2014 to 12/31/2014	$25.79	$29.13	144,781
01/01/2015 to 12/31/2015	$29.13	$26.73	91,045

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.88	$10.15	506,428
01/01/2007 to 12/31/2007	$10.15	$10.46	811,956
01/01/2008 to 12/31/2008	$10.46	$10.54	4,924,789
01/01/2009 to 12/31/2009	$10.54	$10.38	6,589,463
01/01/2010 to 12/31/2010	$10.38	$10.20	3,952,695
01/01/2011 to 12/31/2011	$10.20	$10.02	3,134,616
01/01/2012 to 12/31/2012	$10.02	$9.85	2,455,891
01/01/2013 to 12/31/2013	$9.85	$9.67	1,802,602
01/01/2014 to 12/31/2014	$9.67	$9.50	1,296,519
01/01/2015 to 12/31/2015	$9.50	$9.34	1,151,161

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$15.52	$17.39	176,082
01/01/2007 to 12/31/2007	$17.39	$20.88	230,717
01/01/2008 to 12/31/2008	$20.88	$11.65	166,699
01/01/2009 to 12/31/2009	$11.65	$14.86	194,357
01/01/2010 to 12/31/2010	$14.86	$18.79	265,825
01/01/2011 to 12/31/2011	$18.79	$18.77	159,187
01/01/2012 to 12/31/2012	$18.77	$20.73	170,702
01/01/2013 to 12/31/2013	$20.73	$27.01	217,953
01/01/2014 to 12/31/2014	$27.01	$28.64	184,093
01/01/2015 to 10/16/2015	$28.64	$29.34	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$14.94	$15.81	17,749
01/01/2007 to 12/31/2007	$15.81	$18.44	40,312
01/01/2008 to 12/31/2008	$18.44	$10.41	40,300
01/01/2009 to 12/31/2009	$10.41	$12.54	83,604
01/01/2010 to 12/31/2010	$12.54	$14.82	106,919
01/01/2011 to 04/29/2011	$14.82	$16.61	0

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$17.76	$19.33	290,142
01/01/2007 to 12/31/2007	$19.33	$19.59	243,039
01/01/2008 to 12/31/2008	$19.59	$11.11	126,789
01/01/2009 to 12/31/2009	$11.11	$15.36	175,659
01/01/2010 to 12/31/2010	$15.36	$18.62	179,576
01/01/2011 to 12/31/2011	$18.62	$17.84	124,275
01/01/2012 to 12/31/2012	$17.84	$20.53	124,963
01/01/2013 to 12/31/2013	$20.53	$28.65	168,627
01/01/2014 to 12/31/2014	$28.65	$32.16	158,533
01/01/2015 to 12/31/2015	$32.16	$29.81	177,875

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.65	135,242
01/01/2007 to 12/31/2007	$10.65	$11.37	254,722
01/01/2008 to 12/31/2008	$11.37	$9.00	5,689,527
01/01/2009 to 12/31/2009	$9.00	$10.61	8,876,053
01/01/2010 to 12/31/2010	$10.61	$11.52	8,285,111
01/01/2011 to 12/31/2011	$11.52	$11.44	9,292,075
01/01/2012 to 12/31/2012	$11.44	$12.40	7,824,702
01/01/2013 to 12/31/2013	$12.40	$13.31	6,555,353
01/01/2014 to 12/31/2014	$13.31	$13.83	5,989,981
01/01/2015 to 12/31/2015	$13.83	$13.61	5,625,965

AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$21.35	$23.69	177,500
01/01/2007 to 12/31/2007	$23.69	$25.88	191,930
01/01/2008 to 12/31/2008	$25.88	$14.22	104,149
01/01/2009 to 12/31/2009	$14.22	$18.53	232,311
01/01/2010 to 12/31/2010	$18.53	$24.13	246,378
01/01/2011 to 12/31/2011	$24.13	$20.60	210,184
01/01/2012 to 12/31/2012	$20.60	$24.30	191,077
01/01/2013 to 12/31/2013	$24.30	$33.62	181,082
01/01/2014 to 12/31/2014	$33.62	$34.67	186,288
01/01/2015 to 12/31/2015	$34.67	$34.51	195,786

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.33	$13.64	47,796
01/01/2007 to 12/31/2007	$13.64	$14.36	54,847
01/01/2008 to 12/31/2008	$14.36	$9.17	68,880
01/01/2009 to 12/31/2009	$9.17	$12.07	124,179
01/01/2010 to 12/31/2010	$12.07	$16.17	260,929
01/01/2011 to 12/31/2011	$16.17	$15.74	118,967
01/01/2012 to 12/31/2012	$15.74	$17.34	165,254
01/01/2013 to 12/31/2013	$17.34	$23.03	236,534
01/01/2014 to 12/31/2014	$23.03	$23.49	202,822
01/01/2015 to 12/31/2015	$23.49	$23.26	176,556

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$16.13	$19.02	223,604
01/01/2007 to 12/31/2007	$19.02	$17.64	267,468
01/01/2008 to 12/31/2008	$17.64	$12.18	207,810
01/01/2009 to 12/31/2009	$12.18	$15.20	346,090
01/01/2010 to 12/31/2010	$15.20	$18.81	370,330
01/01/2011 to 12/31/2011	$18.81	$17.38	308,621
01/01/2012 to 12/31/2012	$17.38	$20.17	230,213
01/01/2013 to 12/31/2013	$20.17	$27.23	221,981
01/01/2014 to 12/31/2014	$27.23	$28.17	202,133
01/01/2015 to 12/31/2015	$28.17	$26.48	259,454

AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$14.75	$17.58	156,441
01/01/2007 to 12/31/2007	$17.58	$16.66	180,532
01/01/2008 to 12/31/2008	$16.66	$9.51	162,150
01/01/2009 to 12/31/2009	$9.51	$11.57	232,439
01/01/2010 to 12/31/2010	$11.57	$12.87	263,882
01/01/2011 to 12/31/2011	$12.87	$12.44	209,831
01/01/2012 to 12/31/2012	$12.44	$14.33	234,409
01/01/2013 to 12/31/2013	$14.33	$18.26	259,454
01/01/2014 to 12/31/2014	$18.26	$19.28	269,680
01/01/2015 to 10/16/2015	$19.28	$17.86	0

AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$13.49	$14.01	116,955
01/01/2007 to 12/31/2007	$14.01	$14.89	215,380
01/01/2008 to 12/31/2008	$14.89	$8.70	366,989
01/01/2009 to 12/31/2009	$8.70	$13.11	634,431
01/01/2010 to 12/31/2010	$13.11	$14.91	621,392
01/01/2011 to 12/31/2011	$14.91	$14.40	510,390
01/01/2012 to 12/31/2012	$14.40	$16.64	618,330
01/01/2013 to 12/31/2013	$16.64	$23.54	659,574
01/01/2014 to 12/31/2014	$23.54	$25.06	663,743
01/01/2015 to 12/31/2015	$25.06	$26.98	604,358

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$11.46	$11.96	177,938
01/01/2007 to 12/31/2007	$11.96	$12.89	186,574
01/01/2008 to 12/31/2008	$12.89	$12.35	196,898
01/01/2009 to 12/31/2009	$12.35	$13.61	510,891
01/01/2010 to 12/31/2010	$13.61	$14.14	404,389
01/01/2011 to 12/31/2011	$14.14	$14.46	331,623
01/01/2012 to 12/31/2012	$14.46	$14.95	336,636
01/01/2013 to 12/31/2013	$14.95	$14.14	282,751
01/01/2014 to 12/31/2014	$14.14	$13.97	264,758
01/01/2015 to 12/31/2015	$13.97	$13.09	365,212

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	50,212
01/01/2008 to 12/31/2008	$9.98	$9.29	827,581
01/01/2009 to 12/31/2009	$9.29	$10.19	1,709,734
01/01/2010 to 12/31/2010	$10.19	$10.79	1,705,804
01/01/2011 to 12/31/2011	$10.79	$11.24	1,440,916
01/01/2012 to 12/31/2012	$11.24	$11.92	1,487,081
01/01/2013 to 12/31/2013	$11.92	$11.53	1,542,429
01/01/2014 to 12/31/2014	$11.53	$12.15	1,616,819
01/01/2015 to 12/31/2015	$12.15	$12.08	1,462,502

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$13.95	$16.88	35,398
01/01/2007 to 12/31/2007	$16.88	$19.07	42,612
01/01/2008 to 12/31/2008	$19.07	$10.96	34,306
01/01/2009 to 12/31/2009	$10.96	$12.49	38,920
01/01/2010 to 07/16/2010	$12.49	$11.86	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$14.22	$14.81	3,508
01/01/2007 to 12/31/2007	$14.81	$16.29	6,353
01/01/2008 to 12/31/2008	$16.29	$11.65	5,197
01/01/2009 to 12/31/2009	$11.65	$16.48	23,777
01/01/2010 to 07/16/2010	$16.48	$15.39	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.87	$14.35	30,964
01/01/2011 to 12/31/2011	$14.35	$12.30	35,489
01/01/2012 to 12/31/2012	$12.30	$13.73	36,307
01/01/2013 to 12/31/2013	$13.73	$16.18	19,432
01/01/2014 to 12/31/2014	$16.18	$15.06	7,726
01/01/2015 to 12/31/2015	$15.06	$15.13	14,858

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$15.39	$19.40	31,133
01/01/2011 to 12/31/2011	$19.40	$18.04	33,795
01/01/2012 to 12/31/2012	$18.04	$21.40	31,280
01/01/2013 to 12/31/2013	$21.40	$29.48	18,601
01/01/2014 to 12/31/2014	$29.48	$30.15	4,136
01/01/2015 to 12/31/2015	$30.15	$30.10	1,030

*	Denotes the start date of these sub-accounts

Optimum

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB or HAV and HD GRO/GRO Plus 2008 or EBP and HD GRO/GRO Plus 2008 OR HD GRO 60 bps OR GRO Plus 2008 60 bps or HD5 (1.85%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$10.99	9,962,604
01/01/2007 to 12/31/2007	$10.99	$11.78	16,220,177
01/01/2008 to 12/31/2008	$11.78	$7.88	12,996,745
01/01/2009 to 12/31/2009	$7.88	$9.62	14,794,354
01/01/2010 to 12/31/2010	$9.62	$10.57	15,127,648
01/01/2011 to 12/31/2011	$10.57	$10.10	11,901,852
01/01/2012 to 12/31/2012	$10.10	$11.16	11,108,019
01/01/2013 to 12/31/2013	$11.16	$12.04	7,943,759
01/01/2014 to 12/31/2014	$12.04	$12.27	3,674,693
01/01/2015 to 12/31/2015	$12.27	$11.66	889,656

AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$12.14	$13.92	3,978
01/01/2007 to 12/31/2007	$13.92	$13.65	3,897
01/01/2008 to 12/31/2008	$13.65	$8.74	122,348
01/01/2009 to 12/31/2009	$8.74	$10.10	247,261
01/01/2010 to 12/31/2010	$10.10	$11.29	302,795
01/01/2011 to 12/31/2011	$11.29	$11.48	237,700
01/01/2012 to 05/04/2012	$11.48	$12.46	0

AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.88	2,070,288
01/01/2007 to 12/31/2007	$10.88	$11.65	4,016,213
01/01/2008 to 12/31/2008	$11.65	$8.15	3,952,675
01/01/2009 to 12/31/2009	$8.15	$9.86	6,209,054
01/01/2010 to 12/31/2010	$9.86	$10.87	7,706,029
01/01/2011 to 12/31/2011	$10.87	$10.54	5,222,464
01/01/2012 to 12/31/2012	$10.54	$11.64	5,167,344
01/01/2013 to 12/31/2013	$11.64	$13.44	3,533,050
01/01/2014 to 12/31/2014	$13.44	$14.05	2,151,523
01/01/2015 to 12/31/2015	$14.05	$13.86	931,606

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.01	$10.21	2,026,224
01/01/2007 to 12/31/2007	$10.21	$10.70	2,015,366
01/01/2008 to 12/31/2008	$10.70	$10.62	1,133,364
01/01/2009 to 12/31/2009	$10.62	$11.49	1,321,221
01/01/2010 to 12/31/2010	$11.49	$11.71	1,258,106
01/01/2011 to 12/31/2011	$11.71	$11.75	1,121,766
01/01/2012 to 12/31/2012	$11.75	$12.08	1,039,350
01/01/2013 to 12/31/2013	$12.08	$11.60	546,286
01/01/2014 to 12/31/2014	$11.60	$11.37	469,476
01/01/2015 to 12/31/2015	$11.37	$11.22	257,280

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$10.46	$10.65	1,498,469
01/01/2007 to 12/31/2007	$10.65	$11.32	2,121,472
01/01/2008 to 12/31/2008	$11.32	$10.86	1,232,896
01/01/2009 to 12/31/2009	$10.86	$12.42	1,800,202
01/01/2010 to 12/31/2010	$12.42	$13.14	2,140,005
01/01/2011 to 12/31/2011	$13.14	$13.30	1,714,104
01/01/2012 to 12/31/2012	$13.30	$14.27	1,880,647
01/01/2013 to 12/31/2013	$14.27	$13.75	1,376,603
01/01/2014 to 12/31/2014	$13.75	$14.07	835,491
01/01/2015 to 12/31/2015	$14.07	$13.52	306,436

AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.29	139,636
01/01/2009 to 12/31/2009	$11.29	$11.04	150,751
01/01/2010 to 12/31/2010	$11.04	$11.85	105,498
01/01/2011 to 12/31/2011	$11.85	$12.38	76,725
01/01/2012 to 12/31/2012	$12.38	$12.52	62,293
01/01/2013 to 12/31/2013	$12.52	$12.25	36,184
01/01/2014 to 12/31/2014	$12.25	$12.01	26,888
01/01/2015 to 12/31/2015	$12.01	$11.75	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.37	32,285
01/01/2010 to 12/31/2010	$9.37	$10.17	357,124
01/01/2011 to 12/31/2011	$10.17	$10.95	1,427,905
01/01/2012 to 12/31/2012	$10.95	$11.19	553,345
01/01/2013 to 12/31/2013	$11.19	$10.91	174,020
01/01/2014 to 12/31/2014	$10.91	$10.76	143,055
01/01/2015 to 12/31/2015	$10.76	$10.53	196,474

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.76	1,565,600
01/01/2011 to 12/31/2011	$10.76	$11.76	3,379,253
01/01/2012 to 12/31/2012	$11.76	$12.14	1,552,019
01/01/2013 to 12/31/2013	$12.14	$11.67	314,167
01/01/2014 to 12/31/2014	$11.67	$11.61	148,121
01/01/2015 to 12/31/2015	$11.61	$11.42	193,543

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.03	103,116
01/01/2009 to 12/31/2009	$12.03	$11.09	110,416
01/01/2010 to 12/31/2010	$11.09	$12.10	73,860
01/01/2011 to 12/31/2011	$12.10	$13.49	4,655,561
01/01/2012 to 12/31/2012	$13.49	$14.00	2,865,223
01/01/2013 to 12/31/2013	$14.00	$13.31	846,912
01/01/2014 to 12/31/2014	$13.31	$13.41	327,820
01/01/2015 to 12/31/2015	$13.41	$13.27	229,427

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.10	72,068
01/01/2009 to 12/31/2009	$12.10	$10.96	58,861
01/01/2010 to 12/31/2010	$10.96	$11.98	56,178
01/01/2011 to 12/31/2011	$11.98	$13.64	15,267
01/01/2012 to 12/31/2012	$13.64	$14.17	1,235,635
01/01/2013 to 12/31/2013	$14.17	$13.23	515,575
01/01/2014 to 12/31/2014	$13.23	$13.54	184,661
01/01/2015 to 12/31/2015	$13.54	$13.43	180,118

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.78	4,316
01/01/2010 to 12/31/2010	$8.78	$9.64	440,131
01/01/2011 to 12/31/2011	$9.64	$11.23	72,154
01/01/2012 to 12/31/2012	$11.23	$11.72	16,821
01/01/2013 to 12/31/2013	$11.72	$10.75	2,336,108
01/01/2014 to 12/31/2014	$10.75	$11.21	1,378,619
01/01/2015 to 12/31/2015	$11.21	$11.17	1,074,450

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.00	453,795
01/01/2011 to 12/31/2011	$11.00	$12.99	5,310,943
01/01/2012 to 12/31/2012	$12.99	$13.62	2,079,498
01/01/2013 to 12/31/2013	$13.62	$12.43	252,178
01/01/2014 to 12/31/2014	$12.43	$13.14	1,558,574
01/01/2015 to 12/31/2015	$13.14	$13.12	1,218,787

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.01	2,646,536
01/01/2012 to 12/31/2012	$12.01	$12.48	3,217,282
01/01/2013 to 12/31/2013	$12.48	$11.06	288,484
01/01/2014 to 12/31/2014	$11.06	$11.98	111,159
01/01/2015 to 12/31/2015	$11.98	$12.00	1,159,534

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.39	1,214,423
01/01/2013 to 12/31/2013	$10.39	$9.16	4,560,276
01/01/2014 to 12/31/2014	$9.16	$10.13	1,524,553
01/01/2015 to 12/31/2015	$10.13	$10.21	43,571

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.75	4,004,611
01/01/2014 to 12/31/2014	$8.75	$9.84	2,674,972
01/01/2015 to 12/31/2015	$9.84	$9.93	6,086

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.30	886,167
01/01/2015 to 12/31/2015	$11.30	$11.31	3,633,852

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.93	2,403,427

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$11.16	12,113,231
01/01/2007 to 12/31/2007	$11.16	$12.02	21,325,649
01/01/2008 to 12/31/2008	$12.02	$7.68	16,684,596
01/01/2009 to 12/31/2009	$7.68	$9.44	18,658,604
01/01/2010 to 12/31/2010	$9.44	$10.51	18,715,333
01/01/2011 to 12/31/2011	$10.51	$10.06	14,835,810
01/01/2012 to 12/31/2012	$10.06	$11.23	14,385,673
01/01/2013 to 12/31/2013	$11.23	$13.53	11,901,592
01/01/2014 to 12/31/2014	$13.53	$14.20	6,106,651
01/01/2015 to 12/31/2015	$14.20	$14.02	1,729,439

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$15.99	$21.46	2,781
01/01/2007 to 12/31/2007	$21.46	$16.86	5,665
01/01/2008 to 12/31/2008	$16.86	$10.75	15,771
01/01/2009 to 12/31/2009	$10.75	$13.92	23,630
01/01/2010 to 12/31/2010	$13.92	$17.58	59,296
01/01/2011 to 12/31/2011	$17.58	$18.39	26,201
01/01/2012 to 12/31/2012	$18.39	$20.82	45,742
01/01/2013 to 12/31/2013	$20.82	$21.08	48,382
01/01/2014 to 12/31/2014	$21.08	$27.08	31,242
01/01/2015 to 12/31/2015	$27.08	$27.87	16,449

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.92	$13.72	2,337,469
01/01/2007 to 12/31/2007	$13.72	$14.16	2,180,857
01/01/2008 to 12/31/2008	$14.16	$8.24	2,255,764
01/01/2009 to 12/31/2009	$8.24	$9.64	2,254,807
01/01/2010 to 12/31/2010	$9.64	$10.68	2,137,260
01/01/2011 to 12/31/2011	$10.68	$9.91	1,953,170
01/01/2012 to 12/31/2012	$9.91	$11.63	1,642,179
01/01/2013 to 12/31/2013	$11.63	$15.25	295,405
01/01/2014 to 12/31/2014	$15.25	$16.93	167,975
01/01/2015 to 12/31/2015	$16.93	$15.85	89,851

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.35	$12.88	331,810
01/01/2007 to 12/31/2007	$12.88	$15.09	258,692
01/01/2008 to 12/31/2008	$15.09	$8.77	253,032
01/01/2009 to 12/31/2009	$8.77	$13.52	280,569
01/01/2010 to 12/31/2010	$13.52	$15.90	242,511
01/01/2011 to 12/31/2011	$15.90	$15.14	195,175
01/01/2012 to 12/31/2012	$15.14	$17.77	170,226
01/01/2013 to 12/31/2013	$17.77	$23.06	54,755
01/01/2014 to 12/31/2014	$23.06	$25.24	40,266
01/01/2015 to 12/31/2015	$25.24	$23.37	519,057

AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.26	$15.84	35,936
01/01/2007 to 12/31/2007	$15.84	$15.73	36,830
01/01/2008 to 12/31/2008	$15.73	$9.68	83,163
01/01/2009 to 12/31/2009	$9.68	$11.23	136,919
01/01/2010 to 12/31/2010	$11.23	$12.40	171,930
01/01/2011 to 12/31/2011	$12.40	$12.11	139,136
01/01/2012 to 12/31/2012	$12.11	$13.48	138,208
01/01/2013 to 12/31/2013	$13.48	$17.81	131,938
01/01/2014 to 12/31/2014	$17.81	$17.75	90,143
01/01/2015 to 12/31/2015	$17.75	$16.37	53,246

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$13.77	$16.35	1,208,328
01/01/2007 to 12/31/2007	$16.35	$19.10	1,092,394
01/01/2008 to 12/31/2008	$19.10	$9.33	1,229,543
01/01/2009 to 12/31/2009	$9.33	$12.39	1,161,321
01/01/2010 to 12/31/2010	$12.39	$13.92	1,089,969
01/01/2011 to 12/31/2011	$13.92	$11.90	1,027,651
01/01/2012 to 12/31/2012	$11.90	$14.06	880,186
01/01/2013 to 12/31/2013	$14.06	$16.43	242,847
01/01/2014 to 12/31/2014	$16.43	$15.23	134,938
01/01/2015 to 12/31/2015	$15.23	$15.42	38,384

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
01/01/2006 to 12/31/2006	$14.29	$17.88	150,532
01/01/2007 to 12/31/2007	$17.88	$20.68	255,014
01/01/2008 to 12/31/2008	$20.68	$11.36	244,203
01/01/2009 to 12/31/2009	$11.36	$14.55	259,924
01/01/2010 to 12/31/2010	$14.55	$15.87	262,760
01/01/2011 to 12/31/2011	$15.87	$13.62	228,014
01/01/2012 to 12/31/2012	$13.62	$15.60	225,732
01/01/2013 to 12/31/2013	$15.60	$18.29	187,217
01/01/2014 to 12/31/2014	$18.29	$16.75	110,416
01/01/2015 to 12/31/2015	$16.75	$16.57	31,299

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$13.54	$16.31	80,255
01/01/2007 to 12/31/2007	$16.31	$17.52	68,071
01/01/2008 to 12/31/2008	$17.52	$10.08	65,599
01/01/2009 to 12/31/2009	$10.08	$13.45	109,013
01/01/2010 to 12/31/2010	$13.45	$14.14	107,431
01/01/2011 to 12/31/2011	$14.14	$12.61	79,386
01/01/2012 to 12/31/2012	$12.61	$15.09	66,422
01/01/2013 to 12/31/2013	$15.09	$17.09	26,306
01/01/2014 to 12/31/2014	$17.09	$15.70	29,556
01/01/2015 to 12/31/2015	$15.70	$14.98	18,979

AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.37	$14.39	448,258
01/01/2007 to 12/31/2007	$14.39	$13.70	800,178
01/01/2008 to 12/31/2008	$13.70	$7.87	773,994
01/01/2009 to 12/31/2009	$7.87	$9.22	746,645
01/01/2010 to 12/31/2010	$9.22	$10.24	718,321
01/01/2011 to 12/31/2011	$10.24	$9.63	631,842
01/01/2012 to 12/31/2012	$9.63	$11.05	613,446
01/01/2013 to 12/31/2013	$11.05	$15.17	478,199
01/01/2014 to 12/31/2014	$15.17	$16.94	255,819
01/01/2015 to 12/31/2015	$16.94	$15.32	52,056

AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.27	$12.91	2,922,147
01/01/2007 to 12/31/2007	$12.91	$14.57	2,860,552
01/01/2008 to 12/31/2008	$14.57	$8.06	2,818,068
01/01/2009 to 12/31/2009	$8.06	$10.26	2,845,484
01/01/2010 to 12/31/2010	$10.26	$12.06	2,609,411
01/01/2011 to 12/31/2011	$12.06	$11.73	2,214,643
01/01/2012 to 12/31/2012	$11.73	$12.93	1,955,243
01/01/2013 to 12/31/2013	$12.93	$17.33	662,422
01/01/2014 to 12/31/2014	$17.33	$18.81	448,445
01/01/2015 to 12/31/2015	$18.81	$20.32	196,069

AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$10.89	$11.74	663,404
01/01/2007 to 12/31/2007	$11.74	$12.22	592,594
01/01/2008 to 12/31/2008	$12.22	$9.21	453,144
01/01/2009 to 12/31/2009	$9.21	$12.16	456,888
01/01/2010 to 12/31/2010	$12.16	$13.54	401,901
01/01/2011 to 12/31/2011	$13.54	$14.64	325,417
01/01/2012 to 12/31/2012	$14.64	$15.22	287,463
01/01/2013 to 12/31/2013	$15.22	$14.64	46,708
01/01/2014 to 12/31/2014	$14.64	$15.29	25,563
01/01/2015 to 12/31/2015	$15.29	$14.92	20,642

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$11.58	$12.46	186,528
01/01/2007 to 12/31/2007	$12.46	$14.08	167,347
01/01/2008 to 12/31/2008	$14.08	$8.80	258,377
01/01/2009 to 12/31/2009	$8.80	$10.74	358,825
01/01/2010 to 12/31/2010	$10.74	$11.89	359,591
01/01/2011 to 12/31/2011	$11.89	$11.60	331,705
01/01/2012 to 12/31/2012	$11.60	$13.33	336,214
01/01/2013 to 12/31/2013	$13.33	$17.88	221,691
01/01/2014 to 12/31/2014	$17.88	$19.08	125,846
01/01/2015 to 12/31/2015	$19.08	$20.08	44,184

AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.63	$14.16	26,533
01/01/2007 to 12/31/2007	$14.16	$14.28	39,015
01/01/2008 to 12/31/2008	$14.28	$8.67	47,005
01/01/2009 to 12/31/2009	$8.67	$11.82	59,964
01/01/2010 to 12/31/2010	$11.82	$14.35	114,238
01/01/2011 to 12/31/2011	$14.35	$13.59	60,443
01/01/2012 to 12/31/2012	$13.59	$15.80	67,697
01/01/2013 to 12/31/2013	$15.80	$20.53	44,851
01/01/2014 to 12/31/2014	$20.53	$23.17	34,252
01/01/2015 to 12/31/2015	$23.17	$21.24	16,962

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.95	$10.21	109,931
01/01/2007 to 12/31/2007	$10.21	$10.52	119,089
01/01/2008 to 12/31/2008	$10.52	$10.58	200,515
01/01/2009 to 12/31/2009	$10.58	$10.41	375,004
01/01/2010 to 12/31/2010	$10.41	$10.22	374,873
01/01/2011 to 12/31/2011	$10.22	$10.03	339,040
01/01/2012 to 12/31/2012	$10.03	$9.85	199,920
01/01/2013 to 12/31/2013	$9.85	$9.67	115,269
01/01/2014 to 12/31/2014	$9.67	$9.49	121,008
01/01/2015 to 12/31/2015	$9.49	$9.31	82,739

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$13.14	$14.71	23,205
01/01/2007 to 12/31/2007	$14.71	$17.65	35,290
01/01/2008 to 12/31/2008	$17.65	$9.84	41,621
01/01/2009 to 12/31/2009	$9.84	$12.54	102,977
01/01/2010 to 12/31/2010	$12.54	$15.83	112,678
01/01/2011 to 12/31/2011	$15.83	$15.80	85,626
01/01/2012 to 12/31/2012	$15.80	$17.43	82,714
01/01/2013 to 12/31/2013	$17.43	$22.69	519,074
01/01/2014 to 12/31/2014	$22.69	$24.03	659,921
01/01/2015 to 10/16/2015	$24.03	$24.61	0

AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.95	$11.59	3,098
01/01/2007 to 12/31/2007	$11.59	$13.50	3,394
01/01/2008 to 12/31/2008	$13.50	$7.61	3,347
01/01/2009 to 12/31/2009	$7.61	$9.16	29,043
01/01/2010 to 12/31/2010	$9.16	$10.81	31,025
01/01/2011 to 04/29/2011	$10.81	$12.12	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.39	$15.64	436,264
01/01/2007 to 12/31/2007	$15.64	$15.84	396,454
01/01/2008 to 12/31/2008	$15.84	$8.97	400,349
01/01/2009 to 12/31/2009	$8.97	$12.39	355,454
01/01/2010 to 12/31/2010	$12.39	$15.01	340,623
01/01/2011 to 12/31/2011	$15.01	$14.37	266,534
01/01/2012 to 12/31/2012	$14.37	$16.51	231,581
01/01/2013 to 12/31/2013	$16.51	$23.02	56,323
01/01/2014 to 12/31/2014	$23.02	$25.81	39,998
01/01/2015 to 12/31/2015	$25.81	$23.91	20,546

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.63	797,565
01/01/2007 to 12/31/2007	$10.63	$11.35	2,061,983
01/01/2008 to 12/31/2008	$11.35	$8.97	4,439,897
01/01/2009 to 12/31/2009	$8.97	$10.56	5,249,566
01/01/2010 to 12/31/2010	$10.56	$11.47	6,387,398
01/01/2011 to 12/31/2011	$11.47	$11.37	5,312,189
01/01/2012 to 12/31/2012	$11.37	$12.31	5,409,797
01/01/2013 to 12/31/2013	$12.31	$13.20	3,379,408
01/01/2014 to 12/31/2014	$13.20	$13.70	2,049,485
01/01/2015 to 12/31/2015	$13.70	$13.47	852,146

AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$13.69	$15.17	537,848
01/01/2007 to 12/31/2007	$15.17	$16.55	523,720
01/01/2008 to 12/31/2008	$16.55	$9.08	561,110
01/01/2009 to 12/31/2009	$9.08	$11.83	553,070
01/01/2010 to 12/31/2010	$11.83	$15.39	518,785
01/01/2011 to 12/31/2011	$15.39	$13.12	452,643
01/01/2012 to 12/31/2012	$13.12	$15.46	393,728
01/01/2013 to 12/31/2013	$15.46	$21.37	144,315
01/01/2014 to 12/31/2014	$21.37	$22.01	86,738
01/01/2015 to 12/31/2015	$22.01	$21.90	30,303

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$9.36	$10.35	113,301
01/01/2007 to 12/31/2007	$10.35	$10.88	195,793
01/01/2008 to 12/31/2008	$10.88	$6.94	150,961
01/01/2009 to 12/31/2009	$6.94	$9.13	179,179
01/01/2010 to 12/31/2010	$9.13	$12.22	205,878
01/01/2011 to 12/31/2011	$12.22	$11.88	134,536
01/01/2012 to 12/31/2012	$11.88	$13.08	129,577
01/01/2013 to 12/31/2013	$13.08	$17.35	93,745
01/01/2014 to 12/31/2014	$17.35	$17.68	66,248
01/01/2015 to 12/31/2015	$17.68	$17.49	33,060

AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.78	$15.05	664,261
01/01/2007 to 12/31/2007	$15.05	$13.95	770,243
01/01/2008 to 12/31/2008	$13.95	$9.62	674,415
01/01/2009 to 12/31/2009	$9.62	$11.99	681,633
01/01/2010 to 12/31/2010	$11.99	$14.83	624,893
01/01/2011 to 12/31/2011	$14.83	$13.69	542,049
01/01/2012 to 12/31/2012	$13.69	$15.87	480,770
01/01/2013 to 12/31/2013	$15.87	$21.40	176,886
01/01/2014 to 12/31/2014	$21.40	$22.12	95,964
01/01/2015 to 12/31/2015	$22.12	$20.77	30,799

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$12.39	$14.75	421,727
01/01/2007 to 12/31/2007	$14.75	$13.96	665,370
01/01/2008 to 12/31/2008	$13.96	$7.96	562,143
01/01/2009 to 12/31/2009	$7.96	$9.68	571,935
01/01/2010 to 12/31/2010	$9.68	$10.76	566,616
01/01/2011 to 12/31/2011	$10.76	$10.38	482,133
01/01/2012 to 12/31/2012	$10.38	$11.95	467,622
01/01/2013 to 12/31/2013	$11.95	$15.21	337,245
01/01/2014 to 12/31/2014	$15.21	$16.04	167,250
01/01/2015 to 10/16/2015	$16.04	$14.85	0

AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.18	$12.63	466,166
01/01/2007 to 12/31/2007	$12.63	$13.41	882,598
01/01/2008 to 12/31/2008	$13.41	$7.82	848,452
01/01/2009 to 12/31/2009	$7.82	$11.78	944,726
01/01/2010 to 12/31/2010	$11.78	$13.39	825,379
01/01/2011 to 12/31/2011	$13.39	$12.92	683,116
01/01/2012 to 12/31/2012	$12.92	$14.91	615,360
01/01/2013 to 12/31/2013	$14.91	$21.07	886,699
01/01/2014 to 12/31/2014	$21.07	$22.41	741,733
01/01/2015 to 12/31/2015	$22.41	$24.10	408,258

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$10.34	$10.79	691,404
01/01/2007 to 12/31/2007	$10.79	$11.61	577,877
01/01/2008 to 12/31/2008	$11.61	$11.11	334,497
01/01/2009 to 12/31/2009	$11.11	$12.23	436,052
01/01/2010 to 12/31/2010	$12.23	$12.69	433,698
01/01/2011 to 12/31/2011	$12.69	$12.97	347,478
01/01/2012 to 12/31/2012	$12.97	$13.40	337,850
01/01/2013 to 12/31/2013	$13.40	$12.66	40,799
01/01/2014 to 12/31/2014	$12.66	$12.49	27,559
01/01/2015 to 12/31/2015	$12.49	$11.70	23,148

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	446,352
01/01/2008 to 12/31/2008	$9.98	$9.28	781,944
01/01/2009 to 12/31/2009	$9.28	$10.17	625,127
01/01/2010 to 12/31/2010	$10.17	$10.76	759,002
01/01/2011 to 12/31/2011	$10.76	$11.20	654,564
01/01/2012 to 12/31/2012	$11.20	$11.85	676,627
01/01/2013 to 12/31/2013	$11.85	$11.46	1,496,187
01/01/2014 to 12/31/2014	$11.46	$12.06	1,570,120
01/01/2015 to 12/31/2015	$12.06	$11.98	1,047,515

Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$13.92	$16.83	56
01/01/2007 to 12/31/2007	$16.83	$18.99	996
01/01/2008 to 12/31/2008	$18.99	$10.91	204
01/01/2009 to 12/31/2009	$10.91	$12.41	11,436
01/01/2010 to 07/16/2010	$12.41	$11.78	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$11.22	$11.67	3,528
01/01/2007 to 12/31/2007	$11.67	$12.83	3,526
01/01/2008 to 12/31/2008	$12.83	$9.16	3,195
01/01/2009 to 12/31/2009	$9.16	$12.95	19,581
01/01/2010 to 07/16/2010	$12.95	$12.08	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.79	$14.25	13,789
01/01/2011 to 12/31/2011	$14.25	$12.20	5,474
01/01/2012 to 12/31/2012	$12.20	$13.61	3,990
01/01/2013 to 12/31/2013	$13.61	$16.02	4,357
01/01/2014 to 12/31/2014	$16.02	$14.89	3,672
01/01/2015 to 12/31/2015	$14.89	$14.95	1,585

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.08	$15.23	15,629
01/01/2011 to 12/31/2011	$15.23	$14.14	8,214
01/01/2012 to 12/31/2012	$14.14	$16.76	6,016
01/01/2013 to 12/31/2013	$16.76	$23.07	1,858
01/01/2014 to 12/31/2014	$23.07	$23.57	4,116
01/01/2015 to 12/31/2015	$23.57	$23.51	2,505

*	Denotes the start date of these sub-accounts

Optimum

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with combo 5% and Gro Plus (2.00%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$10.97	5,065,695
01/01/2007 to 12/31/2007	$10.97	$11.74	8,136,541
01/01/2008 to 12/31/2008	$11.74	$7.84	9,400,328
01/01/2009 to 12/31/2009	$7.84	$9.56	11,572,243
01/01/2010 to 12/31/2010	$9.56	$10.49	9,571,229
01/01/2011 to 12/31/2011	$10.49	$10.00	7,458,449
01/01/2012 to 12/31/2012	$10.00	$11.04	6,592,715
01/01/2013 to 12/31/2013	$11.04	$11.89	4,018,651
01/01/2014 to 12/31/2014	$11.89	$12.10	2,611,367
01/01/2015 to 12/31/2015	$12.10	$11.48	1,475,038

AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$14.12	$16.18	278,461
01/01/2007 to 12/31/2007	$16.18	$15.83	367,074
01/01/2008 to 12/31/2008	$15.83	$10.13	432,558
01/01/2009 to 12/31/2009	$10.13	$11.69	495,878
01/01/2010 to 12/31/2010	$11.69	$13.04	325,918
01/01/2011 to 12/31/2011	$13.04	$13.23	289,460
01/01/2012 to 05/04/2012	$13.23	$14.36	0

AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$10.86	1,685,657
01/01/2007 to 12/31/2007	$10.86	$11.61	2,790,774
01/01/2008 to 12/31/2008	$11.61	$8.11	5,528,245
01/01/2009 to 12/31/2009	$8.11	$9.80	8,798,728
01/01/2010 to 12/31/2010	$9.80	$10.79	7,024,050
01/01/2011 to 12/31/2011	$10.79	$10.44	5,182,858
01/01/2012 to 12/31/2012	$10.44	$11.51	5,035,393
01/01/2013 to 12/31/2013	$11.51	$13.27	3,262,170
01/01/2014 to 12/31/2014	$13.27	$13.86	3,023,580
01/01/2015 to 12/31/2015	$13.86	$13.64	2,076,357

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.17	$10.35	3,593,391
01/01/2007 to 12/31/2007	$10.35	$10.83	3,257,914
01/01/2008 to 12/31/2008	$10.83	$10.73	3,023,480
01/01/2009 to 12/31/2009	$10.73	$11.59	3,232,705
01/01/2010 to 12/31/2010	$11.59	$11.80	2,405,356
01/01/2011 to 12/31/2011	$11.80	$11.83	1,638,831
01/01/2012 to 12/31/2012	$11.83	$12.13	1,373,988
01/01/2013 to 12/31/2013	$12.13	$11.63	1,058,431
01/01/2014 to 12/31/2014	$11.63	$11.39	675,849
01/01/2015 to 12/31/2015	$11.39	$11.21	402,011

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$10.84	$11.02	2,081,850
01/01/2007 to 12/31/2007	$11.02	$11.70	2,256,466
01/01/2008 to 12/31/2008	$11.70	$11.21	2,546,124
01/01/2009 to 12/31/2009	$11.21	$12.80	3,707,147
01/01/2010 to 12/31/2010	$12.80	$13.51	3,188,128
01/01/2011 to 12/31/2011	$13.51	$13.66	2,557,267
01/01/2012 to 12/31/2012	$13.66	$14.64	2,510,555
01/01/2013 to 12/31/2013	$14.64	$14.08	1,426,831
01/01/2014 to 12/31/2014	$14.08	$14.38	956,377
01/01/2015 to 12/31/2015	$14.38	$13.80	628,255

AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.28	12,905,774
01/01/2009 to 12/31/2009	$11.28	$11.01	11,423,965
01/01/2010 to 12/31/2010	$11.01	$11.80	7,372,701
01/01/2011 to 12/31/2011	$11.80	$12.31	5,770,635
01/01/2012 to 12/31/2012	$12.31	$12.42	4,016,057
01/01/2013 to 12/31/2013	$12.42	$12.14	1,984,193
01/01/2014 to 12/31/2014	$12.14	$11.88	1,658,549
01/01/2015 to 12/31/2015	$11.88	$11.61	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.36	1,335,590
01/01/2010 to 12/31/2010	$9.36	$10.14	972,743
01/01/2011 to 12/31/2011	$10.14	$10.90	747,805
01/01/2012 to 12/31/2012	$10.90	$11.12	351,286
01/01/2013 to 12/31/2013	$11.12	$10.83	158,875
01/01/2014 to 12/31/2014	$10.83	$10.66	123,038
01/01/2015 to 12/31/2015	$10.66	$10.42	1,666,488

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.74	4,566,891
01/01/2011 to 12/31/2011	$10.74	$11.73	2,577,818
01/01/2012 to 12/31/2012	$11.73	$12.08	1,131,486
01/01/2013 to 12/31/2013	$12.08	$11.60	198,554
01/01/2014 to 12/31/2014	$11.60	$11.53	83,718
01/01/2015 to 12/31/2015	$11.53	$11.31	75,558

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.01	7,376,393
01/01/2009 to 12/31/2009	$12.01	$11.06	7,133,884
01/01/2010 to 12/31/2010	$11.06	$12.05	4,327,344
01/01/2011 to 12/31/2011	$12.05	$13.41	6,924,813
01/01/2012 to 12/31/2012	$13.41	$13.90	3,795,635
01/01/2013 to 12/31/2013	$13.90	$13.19	1,425,957
01/01/2014 to 12/31/2014	$13.19	$13.27	1,181,537
01/01/2015 to 12/31/2015	$13.27	$13.11	1,033,755

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.08	5,692,971
01/01/2009 to 12/31/2009	$12.08	$10.93	5,213,380
01/01/2010 to 12/31/2010	$10.93	$11.93	3,978,286
01/01/2011 to 12/31/2011	$11.93	$13.55	2,040,163
01/01/2012 to 12/31/2012	$13.55	$14.06	3,068,671
01/01/2013 to 12/31/2013	$14.06	$13.11	1,918,350
01/01/2014 to 12/31/2014	$13.11	$13.40	1,315,184
01/01/2015 to 12/31/2015	$13.40	$13.27	1,173,555

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.77	239,205
01/01/2010 to 12/31/2010	$8.77	$9.61	3,501,577
01/01/2011 to 12/31/2011	$9.61	$11.18	747,648
01/01/2012 to 12/31/2012	$11.18	$11.65	52,737
01/01/2013 to 12/31/2013	$11.65	$10.67	4,576,643
01/01/2014 to 12/31/2014	$10.67	$11.10	2,846,478
01/01/2015 to 12/31/2015	$11.10	$11.05	2,440,037

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.99	6,025,992
01/01/2011 to 12/31/2011	$10.99	$12.95	3,151,015
01/01/2012 to 12/31/2012	$12.95	$13.56	495,656
01/01/2013 to 12/31/2013	$13.56	$12.35	178
01/01/2014 to 12/31/2014	$12.35	$13.04	681,896
01/01/2015 to 12/31/2015	$13.04	$13.00	667,698

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.00	5,394,026
01/01/2012 to 12/31/2012	$12.00	$12.44	5,525,461
01/01/2013 to 12/31/2013	$12.44	$11.01	143,428
01/01/2014 to 12/31/2014	$11.01	$11.90	105,004
01/01/2015 to 12/31/2015	$11.90	$11.91	500,607

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.38	3,495,509
01/01/2013 to 12/31/2013	$10.38	$9.13	9,061,699
01/01/2014 to 12/31/2014	$9.13	$10.08	3,171,548
01/01/2015 to 12/31/2015	$10.08	$10.15	804,213

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.73	5,845,538
01/01/2014 to 12/31/2014	$8.73	$9.81	2,864,169
01/01/2015 to 12/31/2015	$9.81	$9.88	330,756

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.28	1,452,253
01/01/2015 to 12/31/2015	$11.28	$11.28	5,711,311

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.92	1,301,671

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.15	6,613,267
01/01/2007 to 12/31/2007	$11.15	$11.98	8,926,725
01/01/2008 to 12/31/2008	$11.98	$7.64	11,747,755
01/01/2009 to 12/31/2009	$7.64	$9.38	14,510,164
01/01/2010 to 12/31/2010	$9.38	$10.43	11,072,168
01/01/2011 to 12/31/2011	$10.43	$9.97	8,565,131
01/01/2012 to 12/31/2012	$9.97	$11.11	8,015,346
01/01/2013 to 12/31/2013	$11.11	$13.36	5,728,326
01/01/2014 to 12/31/2014	$13.36	$14.01	4,070,987
01/01/2015 to 12/31/2015	$14.01	$13.80	2,526,243

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$21.16	$28.35	318,743
01/01/2007 to 12/31/2007	$28.35	$22.24	246,476
01/01/2008 to 12/31/2008	$22.24	$14.16	171,371
01/01/2009 to 12/31/2009	$14.16	$18.30	243,592
01/01/2010 to 12/31/2010	$18.30	$23.08	180,347
01/01/2011 to 12/31/2011	$23.08	$24.11	145,127
01/01/2012 to 12/31/2012	$24.11	$27.26	130,983
01/01/2013 to 12/31/2013	$27.26	$27.55	85,849
01/01/2014 to 12/31/2014	$27.55	$35.35	73,511
01/01/2015 to 12/31/2015	$35.35	$36.32	45,847

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.25	$16.38	2,911,174
01/01/2007 to 12/31/2007	$16.38	$16.87	2,485,922
01/01/2008 to 12/31/2008	$16.87	$9.81	2,137,291
01/01/2009 to 12/31/2009	$9.81	$11.46	1,934,817
01/01/2010 to 12/31/2010	$11.46	$12.67	1,584,756
01/01/2011 to 12/31/2011	$12.67	$11.73	1,058,554
01/01/2012 to 12/31/2012	$11.73	$13.76	808,644
01/01/2013 to 12/31/2013	$13.76	$18.01	620,213
01/01/2014 to 12/31/2014	$18.01	$19.97	355,650
01/01/2015 to 12/31/2015	$19.97	$18.66	278,124

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$14.91	$15.53	516,950
01/01/2007 to 12/31/2007	$15.53	$18.16	440,329
01/01/2008 to 12/31/2008	$18.16	$10.54	395,201
01/01/2009 to 12/31/2009	$10.54	$16.22	468,843
01/01/2010 to 12/31/2010	$16.22	$19.05	361,092
01/01/2011 to 12/31/2011	$19.05	$18.11	221,077
01/01/2012 to 12/31/2012	$18.11	$21.23	193,150
01/01/2013 to 12/31/2013	$21.23	$27.50	156,741
01/01/2014 to 12/31/2014	$27.50	$30.06	119,283
01/01/2015 to 12/31/2015	$30.06	$27.78	128,180

AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.36	$18.32	539,030
01/01/2007 to 12/31/2007	$18.32	$18.16	417,115
01/01/2008 to 12/31/2008	$18.16	$11.16	374,851
01/01/2009 to 12/31/2009	$11.16	$12.93	346,113
01/01/2010 to 12/31/2010	$12.93	$14.25	297,287
01/01/2011 to 12/31/2011	$14.25	$13.90	215,671
01/01/2012 to 12/31/2012	$13.90	$15.45	198,126
01/01/2013 to 12/31/2013	$15.45	$20.38	115,677
01/01/2014 to 12/31/2014	$20.38	$20.28	90,845
01/01/2015 to 12/31/2015	$20.28	$18.67	58,811

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$17.34	$20.56	1,505,204
01/01/2007 to 12/31/2007	$20.56	$23.99	1,246,698
01/01/2008 to 12/31/2008	$23.99	$11.70	1,091,501
01/01/2009 to 12/31/2009	$11.70	$15.51	976,313
01/01/2010 to 12/31/2010	$15.51	$17.41	770,326
01/01/2011 to 12/31/2011	$17.41	$14.85	539,693
01/01/2012 to 12/31/2012	$14.85	$17.52	418,206
01/01/2013 to 12/31/2013	$17.52	$20.44	328,105
01/01/2014 to 12/31/2014	$20.44	$18.93	233,042
01/01/2015 to 12/31/2015	$18.93	$19.13	145,776

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
01/01/2006 to 12/31/2006	$16.98	$21.21	275,388
01/01/2007 to 12/31/2007	$21.21	$24.49	415,333
01/01/2008 to 12/31/2008	$24.49	$13.44	281,138
01/01/2009 to 12/31/2009	$13.44	$17.18	292,566
01/01/2010 to 12/31/2010	$17.18	$18.71	242,130
01/01/2011 to 12/31/2011	$18.71	$16.03	186,332
01/01/2012 to 12/31/2012	$16.03	$18.33	167,981
01/01/2013 to 12/31/2013	$18.33	$21.46	133,132
01/01/2014 to 12/31/2014	$21.46	$19.62	98,999
01/01/2015 to 12/31/2015	$19.62	$19.39	66,690

AST Investment Grade Bond Portfolio
06/30/2008* to 12/31/2008	$10.01	$10.92	1,344,244
01/01/2009 to 12/31/2009	$10.92	$11.91	336,597
01/01/2010 to 12/31/2010	$11.91	$12.93	179,010
01/01/2011 to 12/31/2011	$12.93	$14.25	1,155,408
01/01/2012 to 12/31/2012	$14.25	$15.28	598,595
01/01/2013 to 12/31/2013	$15.28	$14.50	316,572
01/01/2014 to 12/31/2014	$14.50	$15.17	273,729
01/01/2015 to 12/31/2015	$15.17	$15.04	574,855

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$15.90	$19.14	412,527
01/01/2007 to 12/31/2007	$19.14	$20.53	452,611
01/01/2008 to 12/31/2008	$20.53	$11.79	450,183
01/01/2009 to 12/31/2009	$11.79	$15.70	399,618
01/01/2010 to 12/31/2010	$15.70	$16.49	308,762
01/01/2011 to 12/31/2011	$16.49	$14.68	235,341
01/01/2012 to 12/31/2012	$14.68	$17.54	195,028
01/01/2013 to 12/31/2013	$17.54	$19.83	136,441
01/01/2014 to 12/31/2014	$19.83	$18.20	109,366
01/01/2015 to 12/31/2015	$18.20	$17.34	89,703

AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.73	$15.94	464,393
01/01/2007 to 12/31/2007	$15.94	$15.16	520,419
01/01/2008 to 12/31/2008	$15.16	$8.69	546,388
01/01/2009 to 12/31/2009	$8.69	$10.17	452,623
01/01/2010 to 12/31/2010	$10.17	$11.28	440,901
01/01/2011 to 12/31/2011	$11.28	$10.59	327,994
01/01/2012 to 12/31/2012	$10.59	$12.13	291,061
01/01/2013 to 12/31/2013	$12.13	$16.63	230,382
01/01/2014 to 12/31/2014	$16.63	$18.54	169,096
01/01/2015 to 12/31/2015	$18.54	$16.74	83,789

AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$14.58	$15.32	3,475,065
01/01/2007 to 12/31/2007	$15.32	$17.26	3,049,331
01/01/2008 to 12/31/2008	$17.26	$9.53	2,645,237
01/01/2009 to 12/31/2009	$9.53	$12.12	2,318,468
01/01/2010 to 12/31/2010	$12.12	$14.22	1,843,523
01/01/2011 to 12/31/2011	$14.22	$13.81	1,221,768
01/01/2012 to 12/31/2012	$13.81	$15.19	967,575
01/01/2013 to 12/31/2013	$15.19	$20.34	679,266
01/01/2014 to 12/31/2014	$20.34	$22.04	506,667
01/01/2015 to 12/31/2015	$22.04	$23.78	306,319

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$12.42	$13.37	1,365,237
01/01/2007 to 12/31/2007	$13.37	$13.90	1,124,709
01/01/2008 to 12/31/2008	$13.90	$10.45	916,727
01/01/2009 to 12/31/2009	$10.45	$13.79	905,623
01/01/2010 to 12/31/2010	$13.79	$15.33	647,711
01/01/2011 to 12/31/2011	$15.33	$16.55	486,011
01/01/2012 to 12/31/2012	$16.55	$17.18	404,728
01/01/2013 to 12/31/2013	$17.18	$16.50	306,658
01/01/2014 to 12/31/2014	$16.50	$17.20	240,161
01/01/2015 to 12/31/2015	$17.20	$16.76	185,550

AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$12.89	$13.85	418,858
01/01/2007 to 12/31/2007	$13.85	$15.62	401,782
01/01/2008 to 12/31/2008	$15.62	$9.75	381,401
01/01/2009 to 12/31/2009	$9.75	$11.88	476,807
01/01/2010 to 12/31/2010	$11.88	$13.13	349,620
01/01/2011 to 12/31/2011	$13.13	$12.79	256,619
01/01/2012 to 12/31/2012	$12.79	$14.68	253,826
01/01/2013 to 12/31/2013	$14.68	$19.66	165,851
01/01/2014 to 12/31/2014	$19.66	$20.95	126,187
01/01/2015 to 12/31/2015	$20.95	$22.01	91,963

AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$15.61	$17.48	128,923
01/01/2007 to 12/31/2007	$17.48	$17.60	135,453
01/01/2008 to 12/31/2008	$17.60	$10.67	157,691
01/01/2009 to 12/31/2009	$10.67	$14.52	148,090
01/01/2010 to 12/31/2010	$14.52	$17.59	115,520
01/01/2011 to 12/31/2011	$17.59	$16.65	81,600
01/01/2012 to 12/31/2012	$16.65	$19.32	75,966
01/01/2013 to 12/31/2013	$19.32	$25.07	51,347
01/01/2014 to 12/31/2014	$25.07	$28.24	49,307
01/01/2015 to 12/31/2015	$28.24	$25.85	28,942

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.80	$10.04	1,916,776
01/01/2007 to 12/31/2007	$10.04	$10.33	4,181,059
01/01/2008 to 12/31/2008	$10.33	$10.37	11,771,343
01/01/2009 to 12/31/2009	$10.37	$10.19	5,146,624
01/01/2010 to 12/31/2010	$10.19	$9.99	2,539,883
01/01/2011 to 12/31/2011	$9.99	$9.79	2,629,487
01/01/2012 to 12/31/2012	$9.79	$9.60	1,832,190
01/01/2013 to 12/31/2013	$9.60	$9.40	1,233,947
01/01/2014 to 12/31/2014	$9.40	$9.22	1,006,675
01/01/2015 to 12/31/2015	$9.22	$9.03	754,207

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$15.40	$17.21	308,969
01/01/2007 to 12/31/2007	$17.21	$20.61	409,243
01/01/2008 to 12/31/2008	$20.61	$11.47	217,294
01/01/2009 to 12/31/2009	$11.47	$14.59	237,239
01/01/2010 to 12/31/2010	$14.59	$18.40	222,681
01/01/2011 to 12/31/2011	$18.40	$18.34	164,934
01/01/2012 to 12/31/2012	$18.34	$20.20	121,447
01/01/2013 to 12/31/2013	$20.20	$26.25	86,682
01/01/2014 to 12/31/2014	$26.25	$27.77	74,349
01/01/2015 to 10/16/2015	$27.77	$28.39	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$14.82	$15.65	81,269
01/01/2007 to 12/31/2007	$15.65	$18.20	105,233
01/01/2008 to 12/31/2008	$18.20	$10.25	51,866
01/01/2009 to 12/31/2009	$10.25	$12.31	56,130
01/01/2010 to 12/31/2010	$12.31	$14.51	50,066
01/01/2011 to 04/29/2011	$14.51	$16.26	0

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$17.62	$19.12	959,021
01/01/2007 to 12/31/2007	$19.12	$19.33	859,161
01/01/2008 to 12/31/2008	$19.33	$10.94	649,182
01/01/2009 to 12/31/2009	$10.94	$15.08	559,513
01/01/2010 to 12/31/2010	$15.08	$18.24	452,422
01/01/2011 to 12/31/2011	$18.24	$17.43	306,085
01/01/2012 to 12/31/2012	$17.43	$20.01	244,921
01/01/2013 to 12/31/2013	$20.01	$27.85	194,682
01/01/2014 to 12/31/2014	$27.85	$31.18	122,116
01/01/2015 to 12/31/2015	$31.18	$28.83	79,029

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.62	632,804
01/01/2007 to 12/31/2007	$10.62	$11.31	1,601,195
01/01/2008 to 12/31/2008	$11.31	$8.92	5,838,176
01/01/2009 to 12/31/2009	$8.92	$10.50	7,871,784
01/01/2010 to 12/31/2010	$10.50	$11.38	6,131,743
01/01/2011 to 12/31/2011	$11.38	$11.26	5,324,940
01/01/2012 to 12/31/2012	$11.26	$12.18	4,942,223
01/01/2013 to 12/31/2013	$12.18	$13.04	3,342,228
01/01/2014 to 12/31/2014	$13.04	$13.51	2,596,719
01/01/2015 to 12/31/2015	$13.51	$13.26	1,434,107

AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$21.18	$23.44	555,919
01/01/2007 to 12/31/2007	$23.44	$25.55	471,679
01/01/2008 to 12/31/2008	$25.55	$14.00	419,386
01/01/2009 to 12/31/2009	$14.00	$18.20	379,572
01/01/2010 to 12/31/2010	$18.20	$23.64	289,027
01/01/2011 to 12/31/2011	$23.64	$20.13	229,446
01/01/2012 to 12/31/2012	$20.13	$23.68	178,399
01/01/2013 to 12/31/2013	$23.68	$32.68	125,872
01/01/2014 to 12/31/2014	$32.68	$33.61	87,600
01/01/2015 to 12/31/2015	$33.61	$33.38	54,663

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.23	$13.50	116,763
01/01/2007 to 12/31/2007	$13.50	$14.18	168,599
01/01/2008 to 12/31/2008	$14.18	$9.03	254,074
01/01/2009 to 12/31/2009	$9.03	$11.85	247,591
01/01/2010 to 12/31/2010	$11.85	$15.84	277,723
01/01/2011 to 12/31/2011	$15.84	$15.37	121,709
01/01/2012 to 12/31/2012	$15.37	$16.90	82,745
01/01/2013 to 12/31/2013	$16.90	$22.39	87,713
01/01/2014 to 12/31/2014	$22.39	$22.78	75,036
01/01/2015 to 12/31/2015	$22.78	$22.50	52,445

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$16.00	$18.82	1,007,185
01/01/2007 to 12/31/2007	$18.82	$17.41	986,053
01/01/2008 to 12/31/2008	$17.41	$11.99	987,703
01/01/2009 to 12/31/2009	$11.99	$14.92	848,941
01/01/2010 to 12/31/2010	$14.92	$18.43	606,356
01/01/2011 to 12/31/2011	$18.43	$16.98	406,275
01/01/2012 to 12/31/2012	$16.98	$19.66	305,529
01/01/2013 to 12/31/2013	$19.66	$26.47	245,931
01/01/2014 to 12/31/2014	$26.47	$27.31	151,655
01/01/2015 to 12/31/2015	$27.31	$25.61	105,780

AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$14.63	$17.40	446,357
01/01/2007 to 12/31/2007	$17.40	$16.44	422,432
01/01/2008 to 12/31/2008	$16.44	$9.36	354,139
01/01/2009 to 12/31/2009	$9.36	$11.36	348,461
01/01/2010 to 12/31/2010	$11.36	$12.61	297,828
01/01/2011 to 12/31/2011	$12.61	$12.15	247,265
01/01/2012 to 12/31/2012	$12.15	$13.97	272,127
01/01/2013 to 12/31/2013	$13.97	$17.75	190,565
01/01/2014 to 12/31/2014	$17.75	$18.69	102,123
01/01/2015 to 10/16/2015	$18.69	$17.28	0

AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$13.39	$13.86	424,274
01/01/2007 to 12/31/2007	$13.86	$14.70	670,101
01/01/2008 to 12/31/2008	$14.70	$8.56	829,518
01/01/2009 to 12/31/2009	$8.56	$12.87	803,341
01/01/2010 to 12/31/2010	$12.87	$14.61	682,794
01/01/2011 to 12/31/2011	$14.61	$14.07	500,066
01/01/2012 to 12/31/2012	$14.07	$16.21	434,920
01/01/2013 to 12/31/2013	$16.21	$22.89	359,256
01/01/2014 to 12/31/2014	$22.89	$24.30	248,872
01/01/2015 to 12/31/2015	$24.30	$26.10	171,520

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$11.37	$11.84	798,214
01/01/2007 to 12/31/2007	$11.84	$12.72	851,066
01/01/2008 to 12/31/2008	$12.72	$12.16	694,965
01/01/2009 to 12/31/2009	$12.16	$13.36	671,737
01/01/2010 to 12/31/2010	$13.36	$13.85	570,160
01/01/2011 to 12/31/2011	$13.85	$14.13	482,840
01/01/2012 to 12/31/2012	$14.13	$14.57	400,966
01/01/2013 to 12/31/2013	$14.57	$13.74	286,204
01/01/2014 to 12/31/2014	$13.74	$13.54	184,636
01/01/2015 to 12/31/2015	$13.54	$12.66	118,849

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.98	207,560
01/01/2008 to 12/31/2008	$9.98	$9.27	788,143
01/01/2009 to 12/31/2009	$9.27	$10.14	753,947
01/01/2010 to 12/31/2010	$10.14	$10.71	651,819
01/01/2011 to 12/31/2011	$10.71	$11.13	602,850
01/01/2012 to 12/31/2012	$11.13	$11.76	540,991
01/01/2013 to 12/31/2013	$11.76	$11.35	435,041
01/01/2014 to 12/31/2014	$11.35	$11.93	406,212
01/01/2015 to 12/31/2015	$11.93	$11.83	293,232

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$13.88	$16.75	160,932
01/01/2007 to 12/31/2007	$16.75	$18.88	219,534
01/01/2008 to 12/31/2008	$18.88	$10.82	146,290
01/01/2009 to 12/31/2009	$10.82	$12.30	139,726
01/01/2010 to 07/16/2010	$12.30	$11.66	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$14.10	$14.65	15,185
01/01/2007 to 12/31/2007	$14.65	$16.08	15,093
01/01/2008 to 12/31/2008	$16.08	$11.47	26,469
01/01/2009 to 12/31/2009	$11.47	$16.18	38,725
01/01/2010 to 07/16/2010	$16.18	$15.09	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.68	$14.09	111,815
01/01/2011 to 12/31/2011	$14.09	$12.05	75,328
01/01/2012 to 12/31/2012	$12.05	$13.42	70,838
01/01/2013 to 12/31/2013	$13.42	$15.77	51,146
01/01/2014 to 12/31/2014	$15.77	$14.64	40,672
01/01/2015 to 12/31/2015	$14.64	$14.68	31,807

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$15.09	$19.00	20,242
01/01/2011 to 12/31/2011	$19.00	$17.62	29,311
01/01/2012 to 12/31/2012	$17.62	$20.85	26,757
01/01/2013 to 12/31/2013	$20.85	$28.66	31,903
01/01/2014 to 12/31/2014	$28.66	$29.23	16,822
01/01/2015 to 12/31/2015	$29.23	$29.11	5,063

*	Denotes the start date of these sub-accounts

Optimum

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With Combo 5%/HAV 80 bps (2.05%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.22	3,365,059
01/01/2010 to 12/31/2010	$12.22	$13.40	5,268,356
01/01/2011 to 12/31/2011	$13.40	$12.78	4,442,063
01/01/2012 to 12/31/2012	$12.78	$14.09	4,578,694
01/01/2013 to 12/31/2013	$14.09	$15.17	4,010,416
01/01/2014 to 12/31/2014	$15.17	$15.43	3,564,839
01/01/2015 to 12/31/2015	$15.43	$14.63	2,722,140

AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$10.08	$12.46	191,964
01/01/2010 to 12/31/2010	$12.46	$13.90	262,897
01/01/2011 to 12/31/2011	$13.90	$14.10	199,823
01/01/2012 to 05/04/2012	$14.10	$15.30	0

AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$12.04	4,105,360
01/01/2010 to 12/31/2010	$12.04	$13.25	6,540,463
01/01/2011 to 12/31/2011	$13.25	$12.82	5,259,707
01/01/2012 to 12/31/2012	$12.82	$14.12	5,738,680
01/01/2013 to 12/31/2013	$14.12	$16.27	5,800,649
01/01/2014 to 12/31/2014	$16.27	$16.98	5,432,988
01/01/2015 to 12/31/2015	$16.98	$16.71	4,883,532

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.48	240,395
01/01/2010 to 12/31/2010	$10.48	$10.67	445,435
01/01/2011 to 12/31/2011	$10.67	$10.69	516,157
01/01/2012 to 12/31/2012	$10.69	$10.96	572,206
01/01/2013 to 12/31/2013	$10.96	$10.50	549,963
01/01/2014 to 12/31/2014	$10.50	$10.28	348,779
01/01/2015 to 12/31/2015	$10.28	$10.11	283,825

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$11.05	2,760,749
01/01/2010 to 12/31/2010	$11.05	$11.66	4,831,426
01/01/2011 to 12/31/2011	$11.66	$11.79	3,763,460
01/01/2012 to 12/31/2012	$11.79	$12.62	4,344,963
01/01/2013 to 12/31/2013	$12.62	$12.13	4,224,268
01/01/2014 to 12/31/2014	$12.13	$12.39	3,491,513
01/01/2015 to 12/31/2015	$12.39	$11.88	2,931,445

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$9.96	$9.99	0
01/01/2010 to 12/31/2010	$9.99	$10.70	0
01/01/2011 to 12/31/2011	$10.70	$11.16	0
01/01/2012 to 12/31/2012	$11.16	$11.26	0
01/01/2013 to 12/31/2013	$11.26	$10.99	0
01/01/2014 to 12/31/2014	$10.99	$10.75	0
01/01/2015 to 12/31/2015	$10.75	$10.50	0

AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.94	$9.61	47
01/01/2010 to 12/31/2010	$9.61	$10.41	440
01/01/2011 to 12/31/2011	$10.41	$11.18	512
01/01/2012 to 12/31/2012	$11.18	$11.41	452
01/01/2013 to 12/31/2013	$11.41	$11.09	512
01/01/2014 to 12/31/2014	$11.09	$10.92	0
01/01/2015 to 12/31/2015	$10.92	$10.67	0

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.74	0
01/01/2011 to 12/31/2011	$10.74	$11.72	0
01/01/2012 to 12/31/2012	$11.72	$12.06	0
01/01/2013 to 12/31/2013	$12.06	$11.57	0
01/01/2014 to 12/31/2014	$11.57	$11.50	0
01/01/2015 to 12/31/2015	$11.50	$11.28	0

AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92	$9.68	0
01/01/2010 to 12/31/2010	$9.68	$10.54	0
01/01/2011 to 12/31/2011	$10.54	$11.72	0
01/01/2012 to 12/31/2012	$11.72	$12.14	0
01/01/2013 to 12/31/2013	$12.14	$11.52	0
01/01/2014 to 12/31/2014	$11.52	$11.58	0
01/01/2015 to 12/31/2015	$11.58	$11.44	0

AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.91	$9.58	0
01/01/2010 to 12/31/2010	$9.58	$10.45	0
01/01/2011 to 12/31/2011	$10.45	$11.87	0
01/01/2012 to 12/31/2012	$11.87	$12.30	0
01/01/2013 to 12/31/2013	$12.30	$11.47	0
01/01/2014 to 12/31/2014	$11.47	$11.71	0
01/01/2015 to 12/31/2015	$11.71	$11.60	0

AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88	$9.25	0
01/01/2010 to 12/31/2010	$9.25	$10.14	0
01/01/2011 to 12/31/2011	$10.14	$11.78	0
01/01/2012 to 12/31/2012	$11.78	$12.27	0
01/01/2013 to 12/31/2013	$12.27	$11.24	0
01/01/2014 to 12/31/2014	$11.24	$11.68	0
01/01/2015 to 12/31/2015	$11.68	$11.62	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.98	0
01/01/2011 to 12/31/2011	$10.98	$12.94	0
01/01/2012 to 12/31/2012	$12.94	$13.53	0
01/01/2013 to 12/31/2013	$13.53	$12.33	0
01/01/2014 to 12/31/2014	$12.33	$13.00	428
01/01/2015 to 12/31/2015	$13.00	$12.96	613

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.99	0
01/01/2012 to 12/31/2012	$11.99	$12.43	0
01/01/2013 to 12/31/2013	$12.43	$10.99	0
01/01/2014 to 12/31/2014	$10.99	$11.88	0
01/01/2015 to 12/31/2015	$11.88	$11.88	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.37	0
01/01/2013 to 12/31/2013	$10.37	$9.12	0
01/01/2014 to 12/31/2014	$9.12	$10.06	0
01/01/2015 to 12/31/2015	$10.06	$10.12	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.73	0
01/01/2014 to 12/31/2014	$8.73	$9.80	0
01/01/2015 to 12/31/2015	$9.80	$9.87	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.27	0
01/01/2015 to 12/31/2015	$11.27	$11.26	0

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.91	0

AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.04	$12.31	3,569,333
01/01/2010 to 12/31/2010	$12.31	$13.67	4,979,410
01/01/2011 to 12/31/2011	$13.67	$13.07	3,397,925
01/01/2012 to 12/31/2012	$13.07	$14.56	4,089,027
01/01/2013 to 12/31/2013	$14.56	$17.49	4,672,956
01/01/2014 to 12/31/2014	$17.49	$18.33	4,467,350
01/01/2015 to 12/31/2015	$18.33	$18.05	4,176,279

AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61	$14.51	72,498
01/01/2010 to 12/31/2010	$14.51	$18.29	140,193
01/01/2011 to 12/31/2011	$18.29	$19.10	108,337
01/01/2012 to 12/31/2012	$19.10	$21.58	141,232
01/01/2013 to 12/31/2013	$21.58	$21.80	139,424
01/01/2014 to 12/31/2014	$21.80	$27.95	132,976
01/01/2015 to 12/31/2015	$27.95	$28.71	114,264

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$12.21	151,621
01/01/2010 to 12/31/2010	$12.21	$13.50	217,261
01/01/2011 to 12/31/2011	$13.50	$12.49	168,738
01/01/2012 to 12/31/2012	$12.49	$14.64	193,616
01/01/2013 to 12/31/2013	$14.64	$19.15	219,256
01/01/2014 to 12/31/2014	$19.15	$21.22	205,098
01/01/2015 to 12/31/2015	$21.22	$19.83	366,406

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.06	$13.49	286,175
01/01/2010 to 12/31/2010	$13.49	$15.83	479,051
01/01/2011 to 12/31/2011	$15.83	$15.04	315,046
01/01/2012 to 12/31/2012	$15.04	$17.62	365,162
01/01/2013 to 12/31/2013	$17.62	$22.82	408,372
01/01/2014 to 12/31/2014	$22.82	$24.93	368,878
01/01/2015 to 12/31/2015	$24.93	$23.03	467,454

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.76	119,144
01/01/2010 to 12/31/2010	$12.76	$14.05	170,995
01/01/2011 to 12/31/2011	$14.05	$13.70	142,576
01/01/2012 to 12/31/2012	$13.70	$15.21	165,128
01/01/2013 to 12/31/2013	$15.21	$20.06	170,934
01/01/2014 to 12/31/2014	$20.06	$19.96	153,025
01/01/2015 to 12/31/2015	$19.96	$18.36	126,732

AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14	$13.27	114,610
01/01/2010 to 12/31/2010	$13.27	$14.89	190,802
01/01/2011 to 12/31/2011	$14.89	$12.70	126,232
01/01/2012 to 12/31/2012	$12.70	$14.97	138,669
01/01/2013 to 12/31/2013	$14.97	$17.46	193,582
01/01/2014 to 12/31/2014	$17.46	$16.15	203,169
01/01/2015 to 12/31/2015	$16.15	$16.32	191,121

AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.12	$13.10	88,177
01/01/2010 to 12/31/2010	$13.10	$14.26	144,510
01/01/2011 to 12/31/2011	$14.26	$12.21	113,957
01/01/2012 to 12/31/2012	$12.21	$13.96	132,810
01/01/2013 to 12/31/2013	$13.96	$16.33	141,111
01/01/2014 to 12/31/2014	$16.33	$14.93	149,904
01/01/2015 to 12/31/2015	$14.93	$14.74	135,310

AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$9.98	$10.85	646
01/01/2010 to 12/31/2010	$10.85	$11.77	41,606
01/01/2011 to 12/31/2011	$11.77	$12.97	14,508,528
01/01/2012 to 12/31/2012	$12.97	$13.90	5,830,488
01/01/2013 to 12/31/2013	$13.90	$13.18	1,541,523
01/01/2014 to 12/31/2014	$13.18	$13.78	1,479,647
01/01/2015 to 12/31/2015	$13.78	$13.65	5,435,546

AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.59	177,474
01/01/2010 to 12/31/2010	$13.59	$14.27	327,702
01/01/2011 to 12/31/2011	$14.27	$12.70	244,121
01/01/2012 to 12/31/2012	$12.70	$15.16	272,580
01/01/2013 to 12/31/2013	$15.16	$17.13	294,019
01/01/2014 to 12/31/2014	$17.13	$15.71	283,912
01/01/2015 to 12/31/2015	$15.71	$14.96	235,450

AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06	$12.73	35,867
01/01/2010 to 12/31/2010	$12.73	$14.12	62,582
01/01/2011 to 12/31/2011	$14.12	$13.25	48,285
01/01/2012 to 12/31/2012	$13.25	$15.17	61,639
01/01/2013 to 12/31/2013	$15.17	$20.78	148,729
01/01/2014 to 12/31/2014	$20.78	$23.15	169,100
01/01/2015 to 12/31/2015	$23.15	$20.90	141,740

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$12.72	159,504
01/01/2010 to 12/31/2010	$12.72	$14.92	248,348
01/01/2011 to 12/31/2011	$14.92	$14.48	196,229
01/01/2012 to 12/31/2012	$14.48	$15.92	216,704
01/01/2013 to 12/31/2013	$15.92	$21.30	203,484
01/01/2014 to 12/31/2014	$21.30	$23.08	389,852
01/01/2015 to 12/31/2015	$23.08	$24.88	269,816

AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.09	114,616
01/01/2010 to 12/31/2010	$12.09	$13.43	148,549
01/01/2011 to 12/31/2011	$13.43	$14.49	269,475
01/01/2012 to 12/31/2012	$14.49	$15.03	320,082
01/01/2013 to 12/31/2013	$15.03	$14.43	304,071
01/01/2014 to 12/31/2014	$14.43	$15.04	347,300
01/01/2015 to 12/31/2015	$15.04	$14.64	386,003

AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.03	$12.15	116,402
01/01/2010 to 12/31/2010	$12.15	$13.43	164,734
01/01/2011 to 12/31/2011	$13.43	$13.07	109,155
01/01/2012 to 12/31/2012	$13.07	$14.99	145,038
01/01/2013 to 12/31/2013	$14.99	$20.08	191,611
01/01/2014 to 12/31/2014	$20.08	$21.38	194,763
01/01/2015 to 12/31/2015	$21.38	$22.45	162,231

AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.23	57,715
01/01/2010 to 12/31/2010	$13.23	$16.02	128,363
01/01/2011 to 12/31/2011	$16.02	$15.15	87,454
01/01/2012 to 12/31/2012	$15.15	$17.57	108,339
01/01/2013 to 12/31/2013	$17.57	$22.79	111,886
01/01/2014 to 12/31/2014	$22.79	$25.67	101,131
01/01/2015 to 12/31/2015	$25.67	$23.48	75,942

AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.00	$9.87	766,665
01/01/2010 to 12/31/2010	$9.87	$9.67	1,224,819
01/01/2011 to 12/31/2011	$9.67	$9.47	1,340,106
01/01/2012 to 12/31/2012	$9.47	$9.28	1,146,782
01/01/2013 to 12/31/2013	$9.28	$9.09	638,166
01/01/2014 to 12/31/2014	$9.09	$8.90	761,313
01/01/2015 to 12/31/2015	$8.90	$8.72	724,095

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.37	87,413
01/01/2010 to 12/31/2010	$12.37	$15.59	153,346
01/01/2011 to 12/31/2011	$15.59	$15.52	129,404
01/01/2012 to 12/31/2012	$15.52	$17.09	154,034
01/01/2013 to 12/31/2013	$17.09	$22.20	154,636
01/01/2014 to 12/31/2014	$22.20	$23.47	152,841
01/01/2015 to 10/16/2015	$23.47	$23.99	0

AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.93	$12.07	48,893
01/01/2010 to 12/31/2010	$12.07	$14.22	111,789
01/01/2011 to 04/29/2011	$14.22	$15.93	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13	$13.72	103,062
01/01/2010 to 12/31/2010	$13.72	$16.59	159,478
01/01/2011 to 12/31/2011	$16.59	$15.84	101,521
01/01/2012 to 12/31/2012	$15.84	$18.18	116,165
01/01/2013 to 12/31/2013	$18.18	$25.28	181,175
01/01/2014 to 12/31/2014	$25.28	$28.29	197,534
01/01/2015 to 12/31/2015	$28.29	$26.15	148,315

AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.61	3,978,257
01/01/2010 to 12/31/2010	$11.61	$12.57	5,926,854
01/01/2011 to 12/31/2011	$12.57	$12.44	5,416,351
01/01/2012 to 12/31/2012	$12.44	$13.45	5,373,438
01/01/2013 to 12/31/2013	$13.45	$14.38	4,701,893
01/01/2014 to 12/31/2014	$14.38	$14.90	4,178,751
01/01/2015 to 12/31/2015	$14.90	$14.62	3,761,794

AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.99	103,365
01/01/2010 to 12/31/2010	$12.99	$16.86	159,307
01/01/2011 to 12/31/2011	$16.86	$14.35	162,590
01/01/2012 to 12/31/2012	$14.35	$16.87	185,037
01/01/2013 to 12/31/2013	$16.87	$23.27	203,932
01/01/2014 to 12/31/2014	$23.27	$23.92	191,068
01/01/2015 to 12/31/2015	$23.92	$23.75	149,491

AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.01	$13.14	76,927
01/01/2010 to 12/31/2010	$13.14	$17.55	200,848
01/01/2011 to 12/31/2011	$17.55	$17.03	93,921
01/01/2012 to 12/31/2012	$17.03	$18.71	129,175
01/01/2013 to 12/31/2013	$18.71	$24.77	185,650
01/01/2014 to 12/31/2014	$24.77	$25.19	166,221
01/01/2015 to 12/31/2015	$25.19	$24.86	176,058

AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98	$12.94	86,498
01/01/2010 to 12/31/2010	$12.94	$15.97	123,286
01/01/2011 to 12/31/2011	$15.97	$14.71	78,005
01/01/2012 to 12/31/2012	$14.71	$17.03	91,160
01/01/2013 to 12/31/2013	$17.03	$22.92	111,866
01/01/2014 to 12/31/2014	$22.92	$23.63	98,112
01/01/2015 to 12/31/2015	$23.63	$22.15	74,125

AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$10.10	$12.91	78,869
01/01/2010 to 12/31/2010	$12.91	$14.32	144,391
01/01/2011 to 12/31/2011	$14.32	$13.79	100,188
01/01/2012 to 12/31/2012	$13.79	$15.84	159,373
01/01/2013 to 12/31/2013	$15.84	$20.12	234,450
01/01/2014 to 12/31/2014	$20.12	$21.18	213,398
01/01/2015 to 10/16/2015	$21.18	$19.57	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.99	$13.16	352,417
01/01/2010 to 12/31/2010	$13.16	$14.93	560,108
01/01/2011 to 12/31/2011	$14.93	$14.38	391,513
01/01/2012 to 12/31/2012	$14.38	$16.56	455,410
01/01/2013 to 12/31/2013	$16.56	$23.36	510,993
01/01/2014 to 12/31/2014	$23.36	$24.79	470,906
01/01/2015 to 12/31/2015	$24.79	$26.61	478,467

AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.02	$11.11	235,256
01/01/2010 to 12/31/2010	$11.11	$11.50	329,128
01/01/2011 to 12/31/2011	$11.50	$11.73	303,906
01/01/2012 to 12/31/2012	$11.73	$12.09	346,069
01/01/2013 to 12/31/2013	$12.09	$11.40	329,380
01/01/2014 to 12/31/2014	$11.40	$11.23	289,960
01/01/2015 to 12/31/2015	$11.23	$10.49	238,845

AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.99	$10.76	447,678
01/01/2010 to 12/31/2010	$10.76	$11.36	892,152
01/01/2011 to 12/31/2011	$11.36	$11.80	821,274
01/01/2012 to 12/31/2012	$11.80	$12.46	1,119,758
01/01/2013 to 12/31/2013	$12.46	$12.03	1,074,695
01/01/2014 to 12/31/2014	$12.03	$12.63	1,167,932
01/01/2015 to 12/31/2015	$12.63	$12.52	1,042,845

Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$10.05	$12.74	15,269
01/01/2010 to 07/16/2010	$12.74	$12.08	0

Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$9.89	$12.84	7,056
01/01/2010 to 07/16/2010	$12.84	$11.97	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.09	$14.59	20,042
01/01/2011 to 12/31/2011	$14.59	$12.46	18,690
01/01/2012 to 12/31/2012	$12.46	$13.88	16,680
01/01/2013 to 12/31/2013	$13.88	$16.31	17,582
01/01/2014 to 12/31/2014	$16.31	$15.12	14,804
01/01/2015 to 12/31/2015	$15.12	$15.15	13,787

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.97	$15.07	7,752
01/01/2011 to 12/31/2011	$15.07	$13.97	7,751
01/01/2012 to 12/31/2012	$13.97	$16.52	7,348
01/01/2013 to 12/31/2013	$16.52	$22.70	7,439
01/01/2014 to 12/31/2014	$22.70	$23.14	4,965
01/01/2015 to 12/31/2015	$23.14	$23.03	4,712

*	Denotes the start date of these sub-accounts

Optimum

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB or Combo 5%/HAV and HD GRO/GRO Plus 2008 or HAV, EBP and HD GRO OR HD GRO 60 bps and HAV OR GRO Plus 2008 60 bps and HAV (2.10%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$10.96	1,148,974
01/01/2007 to 12/31/2007	$10.96	$11.71	2,126,853
01/01/2008 to 12/31/2008	$11.71	$7.82	2,026,858
01/01/2009 to 12/31/2009	$7.82	$9.52	1,746,844
01/01/2010 to 12/31/2010	$9.52	$10.43	1,717,994
01/01/2011 to 12/31/2011	$10.43	$9.94	1,611,057
01/01/2012 to 12/31/2012	$9.94	$10.96	1,395,787
01/01/2013 to 12/31/2013	$10.96	$11.80	1,055,516
01/01/2014 to 12/31/2014	$11.80	$11.99	521,985
01/01/2015 to 12/31/2015	$11.99	$11.36	128,810

AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$12.07	$13.81	0
01/01/2007 to 12/31/2007	$13.81	$13.50	0
01/01/2008 to 12/31/2008	$13.50	$8.62	30,696
01/01/2009 to 12/31/2009	$8.62	$9.94	29,847
01/01/2010 to 12/31/2010	$9.94	$11.08	24,289
01/01/2011 to 12/31/2011	$11.08	$11.24	55,242
01/01/2012 to 05/04/2012	$11.24	$12.19	0

AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$10.85	179,191
01/01/2007 to 12/31/2007	$10.85	$11.58	497,118
01/01/2008 to 12/31/2008	$11.58	$8.09	1,399,307
01/01/2009 to 12/31/2009	$8.09	$9.76	1,396,454
01/01/2010 to 12/31/2010	$9.76	$10.73	921,029
01/01/2011 to 12/31/2011	$10.73	$10.38	832,449
01/01/2012 to 12/31/2012	$10.38	$11.43	796,907
01/01/2013 to 12/31/2013	$11.43	$13.16	466,584
01/01/2014 to 12/31/2014	$13.16	$13.73	394,862
01/01/2015 to 12/31/2015	$13.73	$13.50	212,897

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$9.96	$10.12	252,004
01/01/2007 to 12/31/2007	$10.12	$10.58	228,896
01/01/2008 to 12/31/2008	$10.58	$10.48	236,700
01/01/2009 to 12/31/2009	$10.48	$11.30	333,427
01/01/2010 to 12/31/2010	$11.30	$11.50	201,244
01/01/2011 to 12/31/2011	$11.50	$11.51	162,891
01/01/2012 to 12/31/2012	$11.51	$11.80	118,513
01/01/2013 to 12/31/2013	$11.80	$11.30	30,014
01/01/2014 to 12/31/2014	$11.30	$11.05	17,752
01/01/2015 to 12/31/2015	$11.05	$10.87	5,158

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$10.40	$10.57	145,571
01/01/2007 to 12/31/2007	$10.57	$11.20	256,288
01/01/2008 to 12/31/2008	$11.20	$10.72	338,941
01/01/2009 to 12/31/2009	$10.72	$12.23	394,877
01/01/2010 to 12/31/2010	$12.23	$12.90	263,993
01/01/2011 to 12/31/2011	$12.90	$13.03	304,428
01/01/2012 to 12/31/2012	$13.03	$13.94	286,552
01/01/2013 to 12/31/2013	$13.94	$13.40	162,102
01/01/2014 to 12/31/2014	$13.40	$13.67	105,706
01/01/2015 to 12/31/2015	$13.67	$13.10	35,941

AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.27	826,382
01/01/2009 to 12/31/2009	$11.27	$10.99	749,314
01/01/2010 to 12/31/2010	$10.99	$11.77	572,660
01/01/2011 to 12/31/2011	$11.77	$12.26	538,830
01/01/2012 to 12/31/2012	$12.26	$12.36	397,533
01/01/2013 to 12/31/2013	$12.36	$12.06	305,134
01/01/2014 to 12/31/2014	$12.06	$11.80	254,471
01/01/2015 to 12/31/2015	$11.80	$11.51	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.35	306,516
01/01/2010 to 12/31/2010	$9.35	$10.12	162,870
01/01/2011 to 12/31/2011	$10.12	$10.86	148,123
01/01/2012 to 12/31/2012	$10.86	$11.08	51,041
01/01/2013 to 12/31/2013	$11.08	$10.77	30,580
01/01/2014 to 12/31/2014	$10.77	$10.59	33,628
01/01/2015 to 12/31/2015	$10.59	$10.35	248,244

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.73	824,620
01/01/2011 to 12/31/2011	$10.73	$11.70	500,514
01/01/2012 to 12/31/2012	$11.70	$12.04	194,531
01/01/2013 to 12/31/2013	$12.04	$11.55	16,521
01/01/2014 to 12/31/2014	$11.55	$11.47	13,182
01/01/2015 to 12/31/2015	$11.47	$11.25	15,973

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.00	506,041
01/01/2009 to 12/31/2009	$12.00	$11.04	799,547
01/01/2010 to 12/31/2010	$11.04	$12.01	542,067
01/01/2011 to 12/31/2011	$12.01	$13.36	748,102
01/01/2012 to 12/31/2012	$13.36	$13.83	528,905
01/01/2013 to 12/31/2013	$13.83	$13.11	326,677
01/01/2014 to 12/31/2014	$13.11	$13.18	240,394
01/01/2015 to 12/31/2015	$13.18	$13.01	102,638

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.07	160,720
01/01/2009 to 12/31/2009	$12.07	$10.91	378,790
01/01/2010 to 12/31/2010	$10.91	$11.89	235,797
01/01/2011 to 12/31/2011	$11.89	$13.50	117,856
01/01/2012 to 12/31/2012	$13.50	$13.99	286,663
01/01/2013 to 12/31/2013	$13.99	$13.03	274,966
01/01/2014 to 12/31/2014	$13.03	$13.31	219,928
01/01/2015 to 12/31/2015	$13.31	$13.17	228,504

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.76	7,244
01/01/2010 to 12/31/2010	$8.76	$9.59	1,468,470
01/01/2011 to 12/31/2011	$9.59	$11.15	297,401
01/01/2012 to 12/31/2012	$11.15	$11.60	37,243
01/01/2013 to 12/31/2013	$11.60	$10.62	530,463
01/01/2014 to 12/31/2014	$10.62	$11.04	359,161
01/01/2015 to 12/31/2015	$11.04	$10.97	356,759

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.97	1,158,302
01/01/2011 to 12/31/2011	$10.97	$12.93	841,527
01/01/2012 to 12/31/2012	$12.93	$13.51	152,818
01/01/2013 to 12/31/2013	$13.51	$12.30	0
01/01/2014 to 12/31/2014	$12.30	$12.97	53,591
01/01/2015 to 12/31/2015	$12.97	$12.92	48,210

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.98	1,012,143
01/01/2012 to 12/31/2012	$11.98	$12.42	1,414,862
01/01/2013 to 12/31/2013	$12.42	$10.97	189,912
01/01/2014 to 12/31/2014	$10.97	$11.86	150,137
01/01/2015 to 12/31/2015	$11.86	$11.85	151,605

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.37	450,455
01/01/2013 to 12/31/2013	$10.37	$9.11	2,327,486
01/01/2014 to 12/31/2014	$9.11	$10.05	856,957
01/01/2015 to 12/31/2015	$10.05	$10.10	161,400

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.72	1,122,019
01/01/2014 to 12/31/2014	$8.72	$9.79	888,471
01/01/2015 to 12/31/2015	$9.79	$9.85	151,250

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.27	263,827
01/01/2015 to 12/31/2015	$11.27	$11.25	1,245,145

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.91	493,037

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.13	2,379,351
01/01/2007 to 12/31/2007	$11.13	$11.96	3,452,936
01/01/2008 to 12/31/2008	$11.96	$7.62	3,719,626
01/01/2009 to 12/31/2009	$7.62	$9.35	3,832,960
01/01/2010 to 12/31/2010	$9.35	$10.37	3,342,022
01/01/2011 to 12/31/2011	$10.37	$9.91	2,940,742
01/01/2012 to 12/31/2012	$9.91	$11.03	2,495,771
01/01/2013 to 12/31/2013	$11.03	$13.25	1,837,443
01/01/2014 to 12/31/2014	$13.25	$13.88	904,879
01/01/2015 to 12/31/2015	$13.88	$13.66	352,795

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$15.90	$21.29	1,553
01/01/2007 to 12/31/2007	$21.29	$16.68	1,348
01/01/2008 to 12/31/2008	$16.68	$10.61	22,662
01/01/2009 to 12/31/2009	$10.61	$13.70	12,766
01/01/2010 to 12/31/2010	$13.70	$17.26	18,979
01/01/2011 to 12/31/2011	$17.26	$18.01	9,521
01/01/2012 to 12/31/2012	$18.01	$20.34	14,467
01/01/2013 to 12/31/2013	$20.34	$20.54	7,957
01/01/2014 to 12/31/2014	$20.54	$26.32	5,676
01/01/2015 to 12/31/2015	$26.32	$27.02	2,395

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$11.85	$13.61	298,105
01/01/2007 to 12/31/2007	$13.61	$14.00	254,708
01/01/2008 to 12/31/2008	$14.00	$8.13	303,603
01/01/2009 to 12/31/2009	$8.13	$9.49	284,330
01/01/2010 to 12/31/2010	$9.49	$10.49	261,782
01/01/2011 to 12/31/2011	$10.49	$9.70	231,127
01/01/2012 to 12/31/2012	$9.70	$11.36	165,511
01/01/2013 to 12/31/2013	$11.36	$14.86	23,234
01/01/2014 to 12/31/2014	$14.86	$16.45	24,011
01/01/2015 to 12/31/2015	$16.45	$15.36	14,840

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.28	$12.78	44,489
01/01/2007 to 12/31/2007	$12.78	$14.93	34,999
01/01/2008 to 12/31/2008	$14.93	$8.65	47,484
01/01/2009 to 12/31/2009	$8.65	$13.30	52,461
01/01/2010 to 12/31/2010	$13.30	$15.61	49,066
01/01/2011 to 12/31/2011	$15.61	$14.83	45,390
01/01/2012 to 12/31/2012	$14.83	$17.36	36,456
01/01/2013 to 12/31/2013	$17.36	$22.47	17,625
01/01/2014 to 12/31/2014	$22.47	$24.53	15,650
01/01/2015 to 12/31/2015	$24.53	$22.65	12,354

AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$13.18	$15.71	513
01/01/2007 to 12/31/2007	$15.71	$15.56	508
01/01/2008 to 12/31/2008	$15.56	$9.55	30,596
01/01/2009 to 12/31/2009	$9.55	$11.06	30,943
01/01/2010 to 12/31/2010	$11.06	$12.17	16,444
01/01/2011 to 12/31/2011	$12.17	$11.86	17,128
01/01/2012 to 12/31/2012	$11.86	$13.16	15,787
01/01/2013 to 12/31/2013	$13.16	$17.35	6,753
01/01/2014 to 12/31/2014	$17.35	$17.25	8,130
01/01/2015 to 12/31/2015	$17.25	$15.86	4,649

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$13.69	$16.21	145,458
01/01/2007 to 12/31/2007	$16.21	$18.90	130,097
01/01/2008 to 12/31/2008	$18.90	$9.21	149,395
01/01/2009 to 12/31/2009	$9.21	$12.19	149,271
01/01/2010 to 12/31/2010	$12.19	$13.67	131,631
01/01/2011 to 12/31/2011	$13.67	$11.65	121,092
01/01/2012 to 12/31/2012	$11.65	$13.73	85,192
01/01/2013 to 12/31/2013	$13.73	$16.00	22,942
01/01/2014 to 12/31/2014	$16.00	$14.80	18,459
01/01/2015 to 12/31/2015	$14.80	$14.95	7,411

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
01/01/2006 to 12/31/2006	$14.21	$17.74	12,369
01/01/2007 to 12/31/2007	$17.74	$20.45	25,429
01/01/2008 to 12/31/2008	$20.45	$11.21	42,818
01/01/2009 to 12/31/2009	$11.21	$14.33	34,336
01/01/2010 to 12/31/2010	$14.33	$15.58	28,297
01/01/2011 to 12/31/2011	$15.58	$13.34	25,285
01/01/2012 to 12/31/2012	$13.34	$15.24	26,108
01/01/2013 to 12/31/2013	$15.24	$17.82	18,585
01/01/2014 to 12/31/2014	$17.82	$16.28	15,748
01/01/2015 to 12/31/2015	$16.28	$16.06	5,988

AST Investment Grade Bond Portfolio
06/30/2008* to 12/31/2008	$10.01	$10.91	0
01/01/2009 to 12/31/2009	$10.91	$11.89	0
01/01/2010 to 12/31/2010	$11.89	$12.90	0
01/01/2011 to 12/31/2011	$12.90	$14.20	0
01/01/2012 to 12/31/2012	$14.20	$15.21	0
01/01/2013 to 12/31/2013	$15.21	$14.42	0
01/01/2014 to 12/31/2014	$14.42	$15.06	0
01/01/2015 to 12/31/2015	$15.06	$14.92	0

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$13.46	$16.18	11,219
01/01/2007 to 12/31/2007	$16.18	$17.34	8,724
01/01/2008 to 12/31/2008	$17.34	$9.95	31,277
01/01/2009 to 12/31/2009	$9.95	$13.23	14,262
01/01/2010 to 12/31/2010	$13.23	$13.88	9,084
01/01/2011 to 12/31/2011	$13.88	$12.35	13,713
01/01/2012 to 12/31/2012	$12.35	$14.74	11,642
01/01/2013 to 12/31/2013	$14.74	$16.65	1,744
01/01/2014 to 12/31/2014	$16.65	$15.26	1,840
01/01/2015 to 12/31/2015	$15.26	$14.52	2,736

AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.31	$14.27	33,336
01/01/2007 to 12/31/2007	$14.27	$13.55	82,029
01/01/2008 to 12/31/2008	$13.55	$7.76	107,697
01/01/2009 to 12/31/2009	$7.76	$9.08	86,316
01/01/2010 to 12/31/2010	$9.08	$10.06	88,789
01/01/2011 to 12/31/2011	$10.06	$9.43	69,174
01/01/2012 to 12/31/2012	$9.43	$10.79	69,790
01/01/2013 to 12/31/2013	$10.79	$14.78	54,593
01/01/2014 to 12/31/2014	$14.78	$16.46	48,676
01/01/2015 to 12/31/2015	$16.46	$14.85	16,263

AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.20	$12.81	329,879
01/01/2007 to 12/31/2007	$12.81	$14.42	316,915
01/01/2008 to 12/31/2008	$14.42	$7.95	366,476
01/01/2009 to 12/31/2009	$7.95	$10.10	332,996
01/01/2010 to 12/31/2010	$10.10	$11.84	281,480
01/01/2011 to 12/31/2011	$11.84	$11.49	241,628
01/01/2012 to 12/31/2012	$11.49	$12.63	179,431
01/01/2013 to 12/31/2013	$12.63	$16.89	49,199
01/01/2014 to 12/31/2014	$16.89	$18.28	44,361
01/01/2015 to 12/31/2015	$18.28	$19.70	15,449

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$10.83	$11.64	85,075
01/01/2007 to 12/31/2007	$11.64	$12.09	65,436
01/01/2008 to 12/31/2008	$12.09	$9.08	59,432
01/01/2009 to 12/31/2009	$9.08	$11.97	89,697
01/01/2010 to 12/31/2010	$11.97	$13.29	57,059
01/01/2011 to 12/31/2011	$13.29	$14.34	43,721
01/01/2012 to 12/31/2012	$14.34	$14.87	27,902
01/01/2013 to 12/31/2013	$14.87	$14.26	4,782
01/01/2014 to 12/31/2014	$14.26	$14.86	4,737
01/01/2015 to 12/31/2015	$14.86	$14.46	4,840

AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$11.51	$12.36	21,841
01/01/2007 to 12/31/2007	$12.36	$13.93	15,368
01/01/2008 to 12/31/2008	$13.93	$8.68	27,492
01/01/2009 to 12/31/2009	$8.68	$10.57	23,783
01/01/2010 to 12/31/2010	$10.57	$11.67	18,671
01/01/2011 to 12/31/2011	$11.67	$11.36	18,058
01/01/2012 to 12/31/2012	$11.36	$13.02	16,921
01/01/2013 to 12/31/2013	$13.02	$17.42	8,629
01/01/2014 to 12/31/2014	$17.42	$18.54	10,658
01/01/2015 to 12/31/2015	$18.54	$19.46	5,603

AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.56	$14.05	4,827
01/01/2007 to 12/31/2007	$14.05	$14.13	5,822
01/01/2008 to 12/31/2008	$14.13	$8.56	28,505
01/01/2009 to 12/31/2009	$8.56	$11.64	15,964
01/01/2010 to 12/31/2010	$11.64	$14.08	16,202
01/01/2011 to 12/31/2011	$14.08	$13.31	11,146
01/01/2012 to 12/31/2012	$13.31	$15.43	8,468
01/01/2013 to 12/31/2013	$15.43	$20.01	3,878
01/01/2014 to 12/31/2014	$20.01	$22.52	4,603
01/01/2015 to 12/31/2015	$22.52	$20.59	2,549

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$9.89	$10.13	17,918
01/01/2007 to 12/31/2007	$10.13	$10.40	7,661
01/01/2008 to 12/31/2008	$10.40	$10.44	1,342,066
01/01/2009 to 12/31/2009	$10.44	$10.25	644,748
01/01/2010 to 12/31/2010	$10.25	$10.03	305,923
01/01/2011 to 12/31/2011	$10.03	$9.83	258,571
01/01/2012 to 12/31/2012	$9.83	$9.62	264,530
01/01/2013 to 12/31/2013	$9.62	$9.42	93,440
01/01/2014 to 12/31/2014	$9.42	$9.22	27,348
01/01/2015 to 12/31/2015	$9.22	$9.03	17,727

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$13.07	$14.59	3,281
01/01/2007 to 12/31/2007	$14.59	$17.46	3,753
01/01/2008 to 12/31/2008	$17.46	$9.71	31,135
01/01/2009 to 12/31/2009	$9.71	$12.34	16,706
01/01/2010 to 12/31/2010	$12.34	$15.54	22,054
01/01/2011 to 12/31/2011	$15.54	$15.47	15,369
01/01/2012 to 12/31/2012	$15.47	$17.02	11,580
01/01/2013 to 12/31/2013	$17.02	$22.10	8,084
01/01/2014 to 12/31/2014	$22.10	$23.36	6,584
01/01/2015 to 10/16/2015	$23.36	$23.86	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.89	$11.49	0
01/01/2007 to 12/31/2007	$11.49	$13.35	43
01/01/2008 to 12/31/2008	$13.35	$7.51	15,762
01/01/2009 to 12/31/2009	$7.51	$9.01	12,662
01/01/2010 to 12/31/2010	$9.01	$10.61	14,914
01/01/2011 to 04/29/2011	$10.61	$11.89	0

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$14.31	$15.51	55,896
01/01/2007 to 12/31/2007	$15.51	$15.67	49,034
01/01/2008 to 12/31/2008	$15.67	$8.86	62,723
01/01/2009 to 12/31/2009	$8.86	$12.19	57,565
01/01/2010 to 12/31/2010	$12.19	$14.73	59,399
01/01/2011 to 12/31/2011	$14.73	$14.07	39,680
01/01/2012 to 12/31/2012	$14.07	$16.13	37,807
01/01/2013 to 12/31/2013	$16.13	$22.43	10,047
01/01/2014 to 12/31/2014	$22.43	$25.08	6,373
01/01/2015 to 12/31/2015	$25.08	$23.17	3,523

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.61	181,437
01/01/2007 to 12/31/2007	$10.61	$11.29	393,159
01/01/2008 to 12/31/2008	$11.29	$8.90	1,387,683
01/01/2009 to 12/31/2009	$8.90	$10.46	1,694,166
01/01/2010 to 12/31/2010	$10.46	$11.32	1,190,107
01/01/2011 to 12/31/2011	$11.32	$11.19	1,035,239
01/01/2012 to 12/31/2012	$11.19	$12.09	970,169
01/01/2013 to 12/31/2013	$12.09	$12.93	542,230
01/01/2014 to 12/31/2014	$12.93	$13.39	392,757
01/01/2015 to 12/31/2015	$13.39	$13.13	193,363

AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$13.61	$15.04	60,776
01/01/2007 to 12/31/2007	$15.04	$16.38	57,737
01/01/2008 to 12/31/2008	$16.38	$8.96	68,386
01/01/2009 to 12/31/2009	$8.96	$11.64	66,296
01/01/2010 to 12/31/2010	$11.64	$15.11	51,046
01/01/2011 to 12/31/2011	$15.11	$12.85	53,009
01/01/2012 to 12/31/2012	$12.85	$15.11	40,152
01/01/2013 to 12/31/2013	$15.11	$20.82	12,689
01/01/2014 to 12/31/2014	$20.82	$21.39	12,776
01/01/2015 to 12/31/2015	$21.39	$21.22	6,350

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$9.31	$10.27	7,415
01/01/2007 to 12/31/2007	$10.27	$10.77	17,675
01/01/2008 to 12/31/2008	$10.77	$6.85	28,498
01/01/2009 to 12/31/2009	$6.85	$8.98	31,926
01/01/2010 to 12/31/2010	$8.98	$12.00	35,544
01/01/2011 to 12/31/2011	$12.00	$11.63	38,469
01/01/2012 to 12/31/2012	$11.63	$12.77	36,443
01/01/2013 to 12/31/2013	$12.77	$16.90	20,397
01/01/2014 to 12/31/2014	$16.90	$17.18	17,311
01/01/2015 to 12/31/2015	$17.18	$16.95	5,294

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$12.70	$14.93	81,463
01/01/2007 to 12/31/2007	$14.93	$13.80	92,509
01/01/2008 to 12/31/2008	$13.80	$9.49	101,244
01/01/2009 to 12/31/2009	$9.49	$11.80	80,252
01/01/2010 to 12/31/2010	$11.80	$14.56	68,232
01/01/2011 to 12/31/2011	$14.56	$13.40	58,191
01/01/2012 to 12/31/2012	$13.40	$15.50	50,276
01/01/2013 to 12/31/2013	$15.50	$20.85	20,189
01/01/2014 to 12/31/2014	$20.85	$21.49	14,968
01/01/2015 to 12/31/2015	$21.49	$20.13	5,331

AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$12.32	$14.63	32,857
01/01/2007 to 12/31/2007	$14.63	$13.81	80,467
01/01/2008 to 12/31/2008	$13.81	$7.86	69,054
01/01/2009 to 12/31/2009	$7.86	$9.52	61,684
01/01/2010 to 12/31/2010	$9.52	$10.56	55,741
01/01/2011 to 12/31/2011	$10.56	$10.17	45,969
01/01/2012 to 12/31/2012	$10.17	$11.67	46,661
01/01/2013 to 12/31/2013	$11.67	$14.82	36,039
01/01/2014 to 12/31/2014	$14.82	$15.59	24,202
01/01/2015 to 10/16/2015	$15.59	$14.40	0

AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.11	$12.52	35,319
01/01/2007 to 12/31/2007	$12.52	$13.27	87,341
01/01/2008 to 12/31/2008	$13.27	$7.72	150,031
01/01/2009 to 12/31/2009	$7.72	$11.59	123,660
01/01/2010 to 12/31/2010	$11.59	$13.14	99,546
01/01/2011 to 12/31/2011	$13.14	$12.65	85,531
01/01/2012 to 12/31/2012	$12.65	$14.56	79,086
01/01/2013 to 12/31/2013	$14.56	$20.53	52,287
01/01/2014 to 12/31/2014	$20.53	$21.78	50,638
01/01/2015 to 12/31/2015	$21.78	$23.36	18,218

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$10.28	$10.70	86,626
01/01/2007 to 12/31/2007	$10.70	$11.48	72,848
01/01/2008 to 12/31/2008	$11.48	$10.97	62,683
01/01/2009 to 12/31/2009	$10.97	$12.04	74,058
01/01/2010 to 12/31/2010	$12.04	$12.46	60,518
01/01/2011 to 12/31/2011	$12.46	$12.70	49,111
01/01/2012 to 12/31/2012	$12.70	$13.09	40,834
01/01/2013 to 12/31/2013	$13.09	$12.33	3,385
01/01/2014 to 12/31/2014	$12.33	$12.14	4,192
01/01/2015 to 12/31/2015	$12.14	$11.34	3,680

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.97	5,860
01/01/2008 to 12/31/2008	$9.97	$9.26	164,058
01/01/2009 to 12/31/2009	$9.26	$10.12	149,997
01/01/2010 to 12/31/2010	$10.12	$10.67	96,819
01/01/2011 to 12/31/2011	$10.67	$11.08	75,584
01/01/2012 to 12/31/2012	$11.08	$11.70	71,309
01/01/2013 to 12/31/2013	$11.70	$11.28	75,086
01/01/2014 to 12/31/2014	$11.28	$11.84	57,146
01/01/2015 to 12/31/2015	$11.84	$11.74	43,630

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$13.85	$16.70	1,144
01/01/2007 to 12/31/2007	$16.70	$18.80	1,030
01/01/2008 to 12/31/2008	$18.80	$10.77	14,859
01/01/2009 to 12/31/2009	$10.77	$12.22	6,479
01/01/2010 to 07/16/2010	$12.22	$11.58	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$11.15	$11.58	0
01/01/2007 to 12/31/2007	$11.58	$12.69	0
01/01/2008 to 12/31/2008	$12.69	$9.04	182
01/01/2009 to 12/31/2009	$9.04	$12.75	5,641
01/01/2010 to 07/16/2010	$12.75	$11.88	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.60	$13.99	4,650
01/01/2011 to 12/31/2011	$13.99	$11.95	5,298
01/01/2012 to 12/31/2012	$11.95	$13.30	2,504
01/01/2013 to 12/31/2013	$13.30	$15.61	1,565
01/01/2014 to 12/31/2014	$15.61	$14.47	2,161
01/01/2015 to 12/31/2015	$14.47	$14.50	1,607

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.88	$14.95	3,585
01/01/2011 to 12/31/2011	$14.95	$13.85	2,342
01/01/2012 to 12/31/2012	$13.85	$16.37	3,084
01/01/2013 to 12/31/2013	$16.37	$22.48	1,009
01/01/2014 to 12/31/2014	$22.48	$22.90	1,101
01/01/2015 to 12/31/2015	$22.90	$22.79	585

*	Denotes the start date of these sub-accounts

Optimum

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps OR GRO Plus 2008 60 bps and HAV 40 bps (2.25%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.77	$9.46	74,798,204
01/01/2010 to 12/31/2010	$9.46	$10.35	72,644,706
01/01/2011 to 12/31/2011	$10.35	$9.85	61,319,650
01/01/2012 to 12/31/2012	$9.85	$10.84	57,128,002
01/01/2013 to 12/31/2013	$10.84	$11.65	50,094,174
01/01/2014 to 12/31/2014	$11.65	$11.82	43,460,769
01/01/2015 to 12/31/2015	$11.82	$11.19	35,546,064

AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$6.13	$7.57	1,273,959
01/01/2010 to 12/31/2010	$7.57	$8.43	1,430,682
01/01/2011 to 12/31/2011	$8.43	$8.53	1,430,887
01/01/2012 to 05/04/2012	$8.53	$9.25	0

AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.08	$9.70	31,686,971
01/01/2010 to 12/31/2010	$9.70	$10.65	36,176,891
01/01/2011 to 12/31/2011	$10.65	$10.28	28,001,755
01/01/2012 to 12/31/2012	$10.28	$11.31	27,966,738
01/01/2013 to 12/31/2013	$11.31	$13.00	25,877,571
01/01/2014 to 12/31/2014	$13.00	$13.54	22,829,372
01/01/2015 to 12/31/2015	$13.54	$13.30	18,611,099

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$12.43	$13.02	7,445,388
01/01/2010 to 12/31/2010	$13.02	$13.23	7,123,302
01/01/2011 to 12/31/2011	$13.23	$13.22	5,625,465
01/01/2012 to 12/31/2012	$13.22	$13.53	5,727,313
01/01/2013 to 12/31/2013	$13.53	$12.94	5,935,675
01/01/2014 to 12/31/2014	$12.94	$12.63	5,489,212
01/01/2015 to 12/31/2015	$12.63	$12.41	3,496,883

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$13.86	$15.32	10,035,432
01/01/2010 to 12/31/2010	$15.32	$16.13	11,515,430
01/01/2011 to 12/31/2011	$16.13	$16.27	8,611,634
01/01/2012 to 12/31/2012	$16.27	$17.39	8,501,917
01/01/2013 to 12/31/2013	$17.39	$16.68	7,966,223
01/01/2014 to 12/31/2014	$16.68	$17.00	6,878,242
01/01/2015 to 12/31/2015	$17.00	$16.27	5,589,579

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2015
05/01/2009 to 12/31/2009	$10.94	$10.96	1,375,798
01/01/2010 to 12/31/2010	$10.96	$11.71	1,085,813
01/01/2011 to 12/31/2011	$11.71	$12.18	1,057,536
01/01/2012 to 12/31/2012	$12.18	$12.27	878,447
01/01/2013 to 12/31/2013	$12.27	$11.95	424,824
01/01/2014 to 12/31/2014	$11.95	$11.67	356,612
01/01/2015 to 12/31/2015	$11.67	$11.37	0

AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.67	$9.34	301,692
01/01/2010 to 12/31/2010	$9.34	$10.09	1,956,001
01/01/2011 to 12/31/2011	$10.09	$10.81	5,687,758
01/01/2012 to 12/31/2012	$10.81	$11.01	2,714,415
01/01/2013 to 12/31/2013	$11.01	$10.69	806,728
01/01/2014 to 12/31/2014	$10.69	$10.50	427,276
01/01/2015 to 12/31/2015	$10.50	$10.24	801,336

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.71	5,765,075
01/01/2011 to 12/31/2011	$10.71	$11.67	16,283,905
01/01/2012 to 12/31/2012	$11.67	$11.99	8,777,912
01/01/2013 to 12/31/2013	$11.99	$11.48	2,697,907
01/01/2014 to 12/31/2014	$11.48	$11.38	1,375,230
01/01/2015 to 12/31/2015	$11.38	$11.14	1,386,039

AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$11.30	$11.01	648,900
01/01/2010 to 12/31/2010	$11.01	$11.96	380,587
01/01/2011 to 12/31/2011	$11.96	$13.28	18,091,824
01/01/2012 to 12/31/2012	$13.28	$13.72	11,790,403
01/01/2013 to 12/31/2013	$13.72	$12.99	4,617,331
01/01/2014 to 12/31/2014	$12.99	$13.04	2,404,974
01/01/2015 to 12/31/2015	$13.04	$12.85	1,756,047

AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$11.26	$10.87	975,406
01/01/2010 to 12/31/2010	$10.87	$11.84	825,635
01/01/2011 to 12/31/2011	$11.84	$13.42	493,191
01/01/2012 to 12/31/2012	$13.42	$13.88	5,116,240
01/01/2013 to 12/31/2013	$13.88	$12.92	2,901,825
01/01/2014 to 12/31/2014	$12.92	$13.16	1,609,704
01/01/2015 to 12/31/2015	$13.16	$13.01	1,377,772

AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.36	$8.75	23,608
01/01/2010 to 12/31/2010	$8.75	$9.56	1,680,903
01/01/2011 to 12/31/2011	$9.56	$11.10	404,480
01/01/2012 to 12/31/2012	$11.10	$11.53	92,420
01/01/2013 to 12/31/2013	$11.53	$10.54	7,694,304
01/01/2014 to 12/31/2014	$10.54	$10.93	4,819,894
01/01/2015 to 12/31/2015	$10.93	$10.85	4,640,460

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.96	1,406,400
01/01/2011 to 12/31/2011	$10.96	$12.89	16,469,682
01/01/2012 to 12/31/2012	$12.89	$13.45	7,323,210
01/01/2013 to 12/31/2013	$13.45	$12.23	927,728
01/01/2014 to 12/31/2014	$12.23	$12.87	6,633,381
01/01/2015 to 12/31/2015	$12.87	$12.81	6,833,648

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.97	6,285,340
01/01/2012 to 12/31/2012	$11.97	$12.38	9,408,401
01/01/2013 to 12/31/2013	$12.38	$10.92	1,386,073
01/01/2014 to 12/31/2014	$10.92	$11.78	837,634
01/01/2015 to 12/31/2015	$11.78	$11.76	5,222,668

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.35	3,237,048
01/01/2013 to 12/31/2013	$10.35	$9.09	14,801,913
01/01/2014 to 12/31/2014	$9.09	$10.00	4,961,244
01/01/2015 to 12/31/2015	$10.00	$10.04	1,040,932

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.71	6,630,745
01/01/2014 to 12/31/2014	$8.71	$9.76	5,457,145
01/01/2015 to 12/31/2015	$9.76	$9.81	234,639

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.25	2,355,714
01/01/2015 to 12/31/2015	$11.25	$11.22	11,698,029

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.89	2,690,626

AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.58	$9.29	102,077,908
01/01/2010 to 12/31/2010	$9.29	$10.29	101,267,042
01/01/2011 to 12/31/2011	$10.29	$9.82	83,369,592
01/01/2012 to 12/31/2012	$9.82	$10.91	79,395,120
01/01/2013 to 12/31/2013	$10.91	$13.09	79,105,525
01/01/2014 to 12/31/2014	$13.09	$13.69	73,075,410
01/01/2015 to 12/31/2015	$13.69	$13.45	61,297,367

AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.00	$13.57	335,750
01/01/2010 to 12/31/2010	$13.57	$17.07	391,589
01/01/2011 to 12/31/2011	$17.07	$17.79	219,652
01/01/2012 to 12/31/2012	$17.79	$20.05	251,456
01/01/2013 to 12/31/2013	$20.05	$20.22	222,435
01/01/2014 to 12/31/2014	$20.22	$25.87	175,435
01/01/2015 to 12/31/2015	$25.87	$26.51	137,109

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.26	$8.74	14,472,445
01/01/2010 to 12/31/2010	$8.74	$9.64	13,447,482
01/01/2011 to 12/31/2011	$9.64	$8.90	11,688,804
01/01/2012 to 12/31/2012	$8.90	$10.41	10,262,995
01/01/2013 to 12/31/2013	$10.41	$13.60	8,689,937
01/01/2014 to 12/31/2014	$13.60	$15.03	7,139,424
01/01/2015 to 12/31/2015	$15.03	$14.02	6,343,609

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$3.49	$4.68	4,863,161
01/01/2010 to 12/31/2010	$4.68	$5.48	5,034,524
01/01/2011 to 12/31/2011	$5.48	$5.19	3,140,160
01/01/2012 to 12/31/2012	$5.19	$6.07	3,004,326
01/01/2013 to 12/31/2013	$6.07	$7.85	2,696,246
01/01/2014 to 12/31/2014	$7.85	$8.56	2,236,250
01/01/2015 to 12/31/2015	$8.56	$7.89	3,649,291

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.57	$9.55	955,597
01/01/2010 to 12/31/2010	$9.55	$10.50	2,241,213
01/01/2011 to 12/31/2011	$10.50	$10.21	930,254
01/01/2012 to 12/31/2012	$10.21	$11.32	944,041
01/01/2013 to 12/31/2013	$11.32	$14.89	723,861
01/01/2014 to 12/31/2014	$14.89	$14.78	586,897
01/01/2015 to 12/31/2015	$14.78	$13.57	434,041

AST International Growth Portfolio
05/01/2009 to 12/31/2009	$12.15	$15.87	5,162,536
01/01/2010 to 12/31/2010	$15.87	$17.76	5,317,631
01/01/2011 to 12/31/2011	$17.76	$15.12	4,477,136
01/01/2012 to 12/31/2012	$15.12	$17.79	3,891,676
01/01/2013 to 12/31/2013	$17.79	$20.70	3,800,682
01/01/2014 to 12/31/2014	$20.70	$19.12	3,578,372
01/01/2015 to 12/31/2015	$19.12	$19.28	2,103,579

AST International Value Portfolio
05/01/2009 to 12/31/2009	$5.76	$7.44	2,910,615
01/01/2010 to 12/31/2010	$7.44	$8.08	2,881,182
01/01/2011 to 12/31/2011	$8.08	$6.91	2,224,758
01/01/2012 to 12/31/2012	$6.91	$7.88	2,382,592
01/01/2013 to 12/31/2013	$7.88	$9.20	2,248,809
01/01/2014 to 12/31/2014	$9.20	$8.39	2,071,047
01/01/2015 to 12/31/2015	$8.39	$8.27	1,892,132

AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$10.93	$11.86	315,474
01/01/2010 to 12/31/2010	$11.86	$12.85	158,509
01/01/2011 to 12/31/2011	$12.85	$14.13	1,389,924
01/01/2012 to 12/31/2012	$14.13	$15.11	740,615
01/01/2013 to 12/31/2013	$15.11	$14.30	401,220
01/01/2014 to 12/31/2014	$14.30	$14.92	369,385
01/01/2015 to 12/31/2015	$14.92	$14.75	868,724

AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$6.22	$8.34	1,395,597
01/01/2010 to 12/31/2010	$8.34	$8.74	1,243,521
01/01/2011 to 12/31/2011	$8.74	$7.76	828,367
01/01/2012 to 12/31/2012	$7.76	$9.25	957,141
01/01/2013 to 12/31/2013	$9.25	$10.43	725,002
01/01/2014 to 12/31/2014	$10.43	$9.54	635,427
01/01/2015 to 12/31/2015	$9.54	$9.07	411,043

AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$5.90	$7.46	5,641,907
01/01/2010 to 12/31/2010	$7.46	$8.25	5,357,208
01/01/2011 to 12/31/2011	$8.25	$7.73	4,506,463
01/01/2012 to 12/31/2012	$7.73	$8.83	4,545,454
01/01/2013 to 12/31/2013	$8.83	$12.07	4,488,390
01/01/2014 to 12/31/2014	$12.07	$13.42	3,896,707
01/01/2015 to 12/31/2015	$13.42	$12.09	2,887,412

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.24	$7.92	19,929,998
01/01/2010 to 12/31/2010	$7.92	$9.28	19,072,610
01/01/2011 to 12/31/2011	$9.28	$8.99	15,345,638
01/01/2012 to 12/31/2012	$8.99	$9.86	13,995,736
01/01/2013 to 12/31/2013	$9.86	$13.17	11,607,162
01/01/2014 to 12/31/2014	$13.17	$14.23	10,090,656
01/01/2015 to 12/31/2015	$14.23	$15.31	6,066,819

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$11.00	$13.23	2,831,230
01/01/2010 to 12/31/2010	$13.23	$14.66	2,484,757
01/01/2011 to 12/31/2011	$14.66	$15.79	2,014,193
01/01/2012 to 12/31/2012	$15.79	$16.35	1,924,443
01/01/2013 to 12/31/2013	$16.35	$15.66	1,980,114
01/01/2014 to 12/31/2014	$15.66	$16.29	1,664,389
01/01/2015 to 12/31/2015	$16.29	$15.83	975,665

AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$5.26	$6.37	2,663,189
01/01/2010 to 12/31/2010	$6.37	$7.02	2,436,368
01/01/2011 to 12/31/2011	$7.02	$6.82	2,244,120
01/01/2012 to 12/31/2012	$6.82	$7.81	2,554,207
01/01/2013 to 12/31/2013	$7.81	$10.44	1,927,045
01/01/2014 to 12/31/2014	$10.44	$11.09	1,693,296
01/01/2015 to 12/31/2015	$11.09	$11.62	1,101,246

AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.99	$10.58	511,219
01/01/2010 to 12/31/2010	$10.58	$12.78	1,099,827
01/01/2011 to 12/31/2011	$12.78	$12.06	585,815
01/01/2012 to 12/31/2012	$12.06	$13.96	602,157
01/01/2013 to 12/31/2013	$13.96	$18.07	542,756
01/01/2014 to 12/31/2014	$18.07	$20.31	399,163
01/01/2015 to 12/31/2015	$20.31	$18.54	197,101

AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.47	$10.32	3,829,439
01/01/2010 to 12/31/2010	$10.32	$10.09	3,509,980
01/01/2011 to 12/31/2011	$10.09	$9.86	2,513,603
01/01/2012 to 12/31/2012	$9.86	$9.64	1,652,100
01/01/2013 to 12/31/2013	$9.64	$9.43	856,838
01/01/2014 to 12/31/2014	$9.43	$9.21	693,229
01/01/2015 to 12/31/2015	$9.21	$9.01	369,983

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$5.73	$7.09	649,456
01/01/2010 to 12/31/2010	$7.09	$8.92	978,075
01/01/2011 to 12/31/2011	$8.92	$8.87	702,733
01/01/2012 to 12/31/2012	$8.87	$9.74	851,665
01/01/2013 to 12/31/2013	$9.74	$12.63	1,608,579
01/01/2014 to 12/31/2014	$12.63	$13.32	1,792,573
01/01/2015 to 10/16/2015	$13.32	$13.60	0

AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$4.71	$5.71	232,172
01/01/2010 to 12/31/2010	$5.71	$6.71	304,468
01/01/2011 to 04/29/2011	$6.71	$7.51	0

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.97	$14.84	2,033,956
01/01/2010 to 12/31/2010	$14.84	$17.90	1,807,620
01/01/2011 to 12/31/2011	$17.90	$17.07	1,391,570
01/01/2012 to 12/31/2012	$17.07	$19.54	1,265,150
01/01/2013 to 12/31/2013	$19.54	$27.12	1,148,147
01/01/2014 to 12/31/2014	$27.12	$30.29	907,394
01/01/2015 to 12/31/2015	$30.29	$27.94	510,649

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.98	$10.39	39,603,313
01/01/2010 to 12/31/2010	$10.39	$11.23	43,592,221
01/01/2011 to 12/31/2011	$11.23	$11.09	40,512,789
01/01/2012 to 12/31/2012	$11.09	$11.96	38,896,095
01/01/2013 to 12/31/2013	$11.96	$12.77	28,415,848
01/01/2014 to 12/31/2014	$12.77	$13.20	24,934,568
01/01/2015 to 12/31/2015	$13.20	$12.92	20,064,346

AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$6.79	$8.82	3,992,101
01/01/2010 to 12/31/2010	$8.82	$11.43	4,161,419
01/01/2011 to 12/31/2011	$11.43	$9.71	3,304,315
01/01/2012 to 12/31/2012	$9.71	$11.39	2,853,534
01/01/2013 to 12/31/2013	$11.39	$15.68	2,397,251
01/01/2014 to 12/31/2014	$15.68	$16.09	2,091,369
01/01/2015 to 12/31/2015	$16.09	$15.94	1,240,688

AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$11.10	$14.55	668,952
01/01/2010 to 12/31/2010	$14.55	$19.41	917,014
01/01/2011 to 12/31/2011	$19.41	$18.79	589,865
01/01/2012 to 12/31/2012	$18.79	$20.60	573,869
01/01/2013 to 12/31/2013	$20.60	$27.22	508,770
01/01/2014 to 12/31/2014	$27.22	$27.62	407,639
01/01/2015 to 12/31/2015	$27.62	$27.21	315,024

AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$11.79	$15.28	3,254,555
01/01/2010 to 12/31/2010	$15.28	$18.82	3,434,943
01/01/2011 to 12/31/2011	$18.82	$17.29	2,484,653
01/01/2012 to 12/31/2012	$17.29	$19.98	2,219,180
01/01/2013 to 12/31/2013	$19.98	$26.83	1,906,166
01/01/2014 to 12/31/2014	$26.83	$27.61	1,632,713
01/01/2015 to 12/31/2015	$27.61	$25.82	1,085,073

AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$7.35	$9.38	3,819,071
01/01/2010 to 12/31/2010	$9.38	$10.38	3,742,939
01/01/2011 to 12/31/2011	$10.38	$9.98	3,116,748
01/01/2012 to 12/31/2012	$9.98	$11.44	3,429,042
01/01/2013 to 12/31/2013	$11.44	$14.50	3,074,463
01/01/2014 to 12/31/2014	$14.50	$15.23	2,661,058
01/01/2015 to 10/16/2015	$15.23	$14.05	0

AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$4.86	$6.40	9,157,180
01/01/2010 to 12/31/2010	$6.40	$7.24	8,869,616
01/01/2011 to 12/31/2011	$7.24	$6.96	6,383,742
01/01/2012 to 12/31/2012	$6.96	$8.00	5,841,181
01/01/2013 to 12/31/2013	$8.00	$11.27	6,683,387
01/01/2014 to 12/31/2014	$11.27	$11.93	6,037,079
01/01/2015 to 12/31/2015	$11.93	$12.78	4,752,130

AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$13.79	$15.27	2,184,589
01/01/2010 to 12/31/2010	$15.27	$15.78	2,318,146
01/01/2011 to 12/31/2011	$15.78	$16.06	1,633,647
01/01/2012 to 12/31/2012	$16.06	$16.52	1,630,360
01/01/2013 to 12/31/2013	$16.52	$15.54	1,781,434
01/01/2014 to 12/31/2014	$15.54	$15.28	1,590,303
01/01/2015 to 12/31/2015	$15.28	$14.25	874,427

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.37	$10.08	3,504,626
01/01/2010 to 12/31/2010	$10.08	$10.62	5,328,912
01/01/2011 to 12/31/2011	$10.62	$11.01	3,326,989
01/01/2012 to 12/31/2012	$11.01	$11.61	3,229,309
01/01/2013 to 12/31/2013	$11.61	$11.18	4,743,456
01/01/2014 to 12/31/2014	$11.18	$11.71	4,701,504
01/01/2015 to 12/31/2015	$11.71	$11.59	3,770,755

Evergreen VA International Equity Fund
05/01/2009 to 12/31/2009	$9.74	$12.33	94,271
01/01/2010 to 07/16/2010	$12.33	$11.68	0

Evergreen VA Omega Fund
05/01/2009 to 12/31/2009	$8.35	$10.83	50,099
01/01/2010 to 07/16/2010	$10.83	$10.09	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.69	$14.10	42,309
01/01/2011 to 12/31/2011	$14.10	$12.02	16,879
01/01/2012 to 12/31/2012	$12.02	$13.35	17,702
01/01/2013 to 12/31/2013	$13.35	$15.65	12,515
01/01/2014 to 12/31/2014	$15.65	$14.49	5,838
01/01/2015 to 12/31/2015	$14.49	$14.49	3,089

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$10.09	$12.69	26,995
01/01/2011 to 12/31/2011	$12.69	$11.74	37,288
01/01/2012 to 12/31/2012	$11.74	$13.85	17,376
01/01/2013 to 12/31/2013	$13.85	$18.99	12,261
01/01/2014 to 12/31/2014	$18.99	$19.32	13,143
01/01/2015 to 12/31/2015	$19.32	$19.19	7,981

*	Denotes the start date of these sub-accounts

Optimum

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With any one of LT5 or HD 5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EPB OR HD GRO 60 bps and Combo DB OR HD GRO 60 bps, EBP and HAV OR GRO Plus 2008 60 bps and Combo DB OR GRO Plus 2008 60 bps, EBP and HAV (2.35%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$10.93	1,244,790
01/01/2007 to 12/31/2007	$10.93	$11.65	1,924,504
01/01/2008 to 12/31/2008	$11.65	$7.76	1,833,767
01/01/2009 to 12/31/2009	$7.76	$9.42	1,754,353
01/01/2010 to 12/31/2010	$9.42	$10.30	1,672,915
01/01/2011 to 12/31/2011	$10.30	$9.79	1,419,829
01/01/2012 to 12/31/2012	$9.79	$10.76	1,363,156
01/01/2013 to 12/31/2013	$10.76	$11.55	1,135,421
01/01/2014 to 12/31/2014	$11.55	$11.71	408,224
01/01/2015 to 12/31/2015	$11.71	$11.07	161,748

AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$10.27	$11.72	0
01/01/2007 to 12/31/2007	$11.72	$11.43	0
01/01/2008 to 12/31/2008	$11.43	$7.29	47,683
01/01/2009 to 12/31/2009	$7.29	$8.38	63,043
01/01/2010 to 12/31/2010	$8.38	$9.31	59,677
01/01/2011 to 12/31/2011	$9.31	$9.42	99,301
01/01/2012 to 05/04/2012	$9.42	$10.21	0

AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$10.82	229,058
01/01/2007 to 12/31/2007	$10.82	$11.52	598,031
01/01/2008 to 12/31/2008	$11.52	$8.02	1,031,078
01/01/2009 to 12/31/2009	$8.02	$9.66	1,211,155
01/01/2010 to 12/31/2010	$9.66	$10.59	1,128,800
01/01/2011 to 12/31/2011	$10.59	$10.22	1,006,466
01/01/2012 to 12/31/2012	$10.22	$11.22	1,055,922
01/01/2013 to 12/31/2013	$11.22	$12.90	889,175
01/01/2014 to 12/31/2014	$12.90	$13.41	749,965
01/01/2015 to 12/31/2015	$13.41	$13.16	537,427

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$10.00	$10.14	375,167
01/01/2007 to 12/31/2007	$10.14	$10.57	383,738
01/01/2008 to 12/31/2008	$10.57	$10.44	243,437
01/01/2009 to 12/31/2009	$10.44	$11.23	281,736
01/01/2010 to 12/31/2010	$11.23	$11.40	231,038
01/01/2011 to 12/31/2011	$11.40	$11.38	206,551
01/01/2012 to 12/31/2012	$11.38	$11.63	204,144
01/01/2013 to 12/31/2013	$11.63	$11.11	41,672
01/01/2014 to 12/31/2014	$11.11	$10.84	20,374
01/01/2015 to 12/31/2015	$10.84	$10.64	711

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$10.09	$10.22	325,377
01/01/2007 to 12/31/2007	$10.22	$10.81	465,140
01/01/2008 to 12/31/2008	$10.81	$10.32	363,898
01/01/2009 to 12/31/2009	$10.32	$11.74	584,525
01/01/2010 to 12/31/2010	$11.74	$12.35	573,212
01/01/2011 to 12/31/2011	$12.35	$12.44	605,075
01/01/2012 to 12/31/2012	$12.44	$13.28	487,599
01/01/2013 to 12/31/2013	$13.28	$12.73	377,479
01/01/2014 to 12/31/2014	$12.73	$12.96	273,587
01/01/2015 to 12/31/2015	$12.96	$12.39	43,931

AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.24	73,879
01/01/2009 to 12/31/2009	$11.24	$10.93	83,848
01/01/2010 to 12/31/2010	$10.93	$11.68	44,503
01/01/2011 to 12/31/2011	$11.68	$12.13	33,197
01/01/2012 to 12/31/2012	$12.13	$12.21	22,053
01/01/2013 to 12/31/2013	$12.21	$11.88	7,471
01/01/2014 to 12/31/2014	$11.88	$11.59	4,881
01/01/2015 to 12/31/2015	$11.59	$11.28	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.33	15,146
01/01/2010 to 12/31/2010	$9.33	$10.07	33,608
01/01/2011 to 12/31/2011	$10.07	$10.78	136,596
01/01/2012 to 12/31/2012	$10.78	$10.97	54,809
01/01/2013 to 12/31/2013	$10.97	$10.63	5,862
01/01/2014 to 12/31/2014	$10.63	$10.43	3,375
01/01/2015 to 12/31/2015	$10.43	$10.16	13,699

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.70	248,740
01/01/2011 to 12/31/2011	$10.70	$11.64	394,728
01/01/2012 to 12/31/2012	$11.64	$11.95	276,361
01/01/2013 to 12/31/2013	$11.95	$11.43	123,207
01/01/2014 to 12/31/2014	$11.43	$11.32	99,755
01/01/2015 to 12/31/2015	$11.32	$11.07	110,945

AST Bond Portfolio 2018
06/30/2008* to 12/31/2008	$10.06	$12.49	103,181
01/01/2009 to 12/31/2009	$12.49	$11.46	98,995
01/01/2010 to 12/31/2010	$11.46	$12.44	67,820
01/01/2011 to 12/31/2011	$12.44	$13.80	332,554
01/01/2012 to 12/31/2012	$13.80	$14.25	310,068
01/01/2013 to 12/31/2013	$14.25	$13.47	248,564
01/01/2014 to 12/31/2014	$13.47	$13.51	215,877
01/01/2015 to 12/31/2015	$13.51	$13.30	216,523

AST Bond Portfolio 2019
06/30/2008* to 12/31/2008	$10.08	$12.56	11,666
01/01/2009 to 12/31/2009	$12.56	$11.32	33,306
01/01/2010 to 12/31/2010	$11.32	$12.31	40,947
01/01/2011 to 12/31/2011	$12.31	$13.95	4,588
01/01/2012 to 12/31/2012	$13.95	$14.42	85,728
01/01/2013 to 12/31/2013	$14.42	$13.40	47,954
01/01/2014 to 12/31/2014	$13.40	$13.64	21,818
01/01/2015 to 12/31/2015	$13.64	$13.46	25,474

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.74	12,609
01/01/2010 to 12/31/2010	$8.74	$9.55	159,883
01/01/2011 to 12/31/2011	$9.55	$11.06	17,114
01/01/2012 to 12/31/2012	$11.06	$11.48	582
01/01/2013 to 12/31/2013	$11.48	$10.48	237,451
01/01/2014 to 12/31/2014	$10.48	$10.87	85,105
01/01/2015 to 12/31/2015	$10.87	$10.77	107,556

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.95	167,616
01/01/2011 to 12/31/2011	$10.95	$12.86	544,749
01/01/2012 to 12/31/2012	$12.86	$13.41	71,013
01/01/2013 to 12/31/2013	$13.41	$12.18	18,794
01/01/2014 to 12/31/2014	$12.18	$12.81	108,864
01/01/2015 to 12/31/2015	$12.81	$12.73	68,354

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.95	210,502
01/01/2012 to 12/31/2012	$11.95	$12.35	480,505
01/01/2013 to 12/31/2013	$12.35	$10.89	133,950
01/01/2014 to 12/31/2014	$10.89	$11.74	84,267
01/01/2015 to 12/31/2015	$11.74	$11.70	131,314

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.34	216,854
01/01/2013 to 12/31/2013	$10.34	$9.07	798,569
01/01/2014 to 12/31/2014	$9.07	$9.97	78,964
01/01/2015 to 12/31/2015	$9.97	$10.00	12,591

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.70	184,335
01/01/2014 to 12/31/2014	$8.70	$9.74	194,620
01/01/2015 to 12/31/2015	$9.74	$9.78	8,542

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.24	89,028
01/01/2015 to 12/31/2015	$11.24	$11.19	347,872

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.88	253,962

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.10	2,050,916
01/01/2007 to 12/31/2007	$11.10	$11.90	3,470,169
01/01/2008 to 12/31/2008	$11.90	$7.56	3,585,836
01/01/2009 to 12/31/2009	$7.56	$9.25	3,615,050
01/01/2010 to 12/31/2010	$9.25	$10.24	3,318,055
01/01/2011 to 12/31/2011	$10.24	$9.76	2,982,427
01/01/2012 to 12/31/2012	$9.76	$10.83	2,718,892
01/01/2013 to 12/31/2013	$10.83	$12.98	2,420,551
01/01/2014 to 12/31/2014	$12.98	$13.56	1,561,942
01/01/2015 to 12/31/2015	$13.56	$13.31	815,628

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$11.95	$15.95	238
01/01/2007 to 12/31/2007	$15.95	$12.47	116
01/01/2008 to 12/31/2008	$12.47	$7.91	4,834
01/01/2009 to 12/31/2009	$7.91	$10.19	34,036
01/01/2010 to 12/31/2010	$10.19	$12.80	53,001
01/01/2011 to 12/31/2011	$12.80	$13.33	32,781
01/01/2012 to 12/31/2012	$13.33	$15.01	30,956
01/01/2013 to 12/31/2013	$15.01	$15.12	3,890
01/01/2014 to 12/31/2014	$15.12	$19.33	7,735
01/01/2015 to 12/31/2015	$19.33	$19.79	4,877

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.21	$11.69	520,423
01/01/2007 to 12/31/2007	$11.69	$12.00	479,202
01/01/2008 to 12/31/2008	$12.00	$6.95	503,014
01/01/2009 to 12/31/2009	$6.95	$8.09	501,327
01/01/2010 to 12/31/2010	$8.09	$8.91	482,472
01/01/2011 to 12/31/2011	$8.91	$8.22	480,887
01/01/2012 to 12/31/2012	$8.22	$9.61	443,730
01/01/2013 to 12/31/2013	$9.61	$12.53	92,480
01/01/2014 to 12/31/2014	$12.53	$13.84	59,111
01/01/2015 to 12/31/2015	$13.84	$12.89	46,338

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.52	$10.91	79,000
01/01/2007 to 12/31/2007	$10.91	$12.72	65,250
01/01/2008 to 12/31/2008	$12.72	$7.35	85,001
01/01/2009 to 12/31/2009	$7.35	$11.28	87,967
01/01/2010 to 12/31/2010	$11.28	$13.20	73,569
01/01/2011 to 12/31/2011	$13.20	$12.50	89,324
01/01/2012 to 12/31/2012	$12.50	$14.61	110,449
01/01/2013 to 12/31/2013	$14.61	$18.85	34,210
01/01/2014 to 12/31/2014	$18.85	$20.53	11,987
01/01/2015 to 12/31/2015	$20.53	$18.91	19,651

AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.65	$12.66	44
01/01/2007 to 12/31/2007	$12.66	$12.51	72
01/01/2008 to 12/31/2008	$12.51	$7.66	24,873
01/01/2009 to 12/31/2009	$7.66	$8.84	68,646
01/01/2010 to 12/31/2010	$8.84	$9.71	68,766
01/01/2011 to 12/31/2011	$9.71	$9.44	57,567
01/01/2012 to 12/31/2012	$9.44	$10.45	66,361
01/01/2013 to 12/31/2013	$10.45	$13.74	39,489
01/01/2014 to 12/31/2014	$13.74	$13.62	17,120
01/01/2015 to 12/31/2015	$13.62	$12.50	9,152

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$11.22	$13.26	305,383
01/01/2007 to 12/31/2007	$13.26	$15.41	287,590
01/01/2008 to 12/31/2008	$15.41	$7.49	339,291
01/01/2009 to 12/31/2009	$7.49	$9.89	353,756
01/01/2010 to 12/31/2010	$9.89	$11.06	357,084
01/01/2011 to 12/31/2011	$11.06	$9.40	301,408
01/01/2012 to 12/31/2012	$9.40	$11.05	286,029
01/01/2013 to 12/31/2013	$11.05	$12.85	100,820
01/01/2014 to 12/31/2014	$12.85	$11.86	62,558
01/01/2015 to 12/31/2015	$11.86	$11.94	9,574

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
01/01/2006 to 12/31/2006	$10.64	$13.25	60,981
01/01/2007 to 12/31/2007	$13.25	$15.24	92,123
01/01/2008 to 12/31/2008	$15.24	$8.33	113,927
01/01/2009 to 12/31/2009	$8.33	$10.62	102,503
01/01/2010 to 12/31/2010	$10.62	$11.52	105,211
01/01/2011 to 12/31/2011	$11.52	$9.84	92,403
01/01/2012 to 12/31/2012	$9.84	$11.21	102,146
01/01/2013 to 12/31/2013	$11.21	$13.07	82,513
01/01/2014 to 12/31/2014	$13.07	$11.91	33,812
01/01/2015 to 12/31/2015	$11.91	$11.72	9,535

AST Investment Grade Bond Portfolio
06/30/2008* to 12/31/2008	$10.01	$10.90	0
01/01/2009 to 12/31/2009	$10.90	$11.85	0
01/01/2010 to 12/31/2010	$11.85	$12.82	0
01/01/2011 to 12/31/2011	$12.82	$14.08	0
01/01/2012 to 12/31/2012	$14.08	$15.04	0
01/01/2013 to 12/31/2013	$15.04	$14.22	0
01/01/2014 to 12/31/2014	$14.22	$14.82	0
01/01/2015 to 12/31/2015	$14.82	$14.64	0

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$10.59	$12.70	19,202
01/01/2007 to 12/31/2007	$12.70	$13.57	19,648
01/01/2008 to 12/31/2008	$13.57	$7.77	25,699
01/01/2009 to 12/31/2009	$7.77	$10.31	60,112
01/01/2010 to 12/31/2010	$10.31	$10.79	47,801
01/01/2011 to 12/31/2011	$10.79	$9.57	37,010
01/01/2012 to 12/31/2012	$9.57	$11.39	37,421
01/01/2013 to 12/31/2013	$11.39	$12.83	11,747
01/01/2014 to 12/31/2014	$12.83	$11.73	6,209
01/01/2015 to 12/31/2015	$11.73	$11.14	12,063

AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.49	$12.14	155,224
01/01/2007 to 12/31/2007	$12.14	$11.50	243,178
01/01/2008 to 12/31/2008	$11.50	$6.57	282,100
01/01/2009 to 12/31/2009	$6.57	$7.66	252,500
01/01/2010 to 12/31/2010	$7.66	$8.47	236,519
01/01/2011 to 12/31/2011	$8.47	$7.92	185,189
01/01/2012 to 12/31/2012	$7.92	$9.04	184,775
01/01/2013 to 12/31/2013	$9.04	$12.35	180,707
01/01/2014 to 12/31/2014	$12.35	$13.72	101,622
01/01/2015 to 12/31/2015	$13.72	$12.35	14,650

AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.84	$11.35	696,142
01/01/2007 to 12/31/2007	$11.35	$12.74	701,870
01/01/2008 to 12/31/2008	$12.74	$7.01	731,541
01/01/2009 to 12/31/2009	$7.01	$8.88	718,290
01/01/2010 to 12/31/2010	$8.88	$10.39	655,807
01/01/2011 to 12/31/2011	$10.39	$10.05	540,071
01/01/2012 to 12/31/2012	$10.05	$11.02	509,444
01/01/2013 to 12/31/2013	$11.02	$14.70	175,305
01/01/2014 to 12/31/2014	$14.70	$15.87	78,691
01/01/2015 to 12/31/2015	$15.87	$17.06	23,151

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$9.89	$10.61	130,934
01/01/2007 to 12/31/2007	$10.61	$10.99	121,805
01/01/2008 to 12/31/2008	$10.99	$8.23	100,064
01/01/2009 to 12/31/2009	$8.23	$10.82	108,323
01/01/2010 to 12/31/2010	$10.82	$11.98	81,584
01/01/2011 to 12/31/2011	$11.98	$12.89	69,208
01/01/2012 to 12/31/2012	$12.89	$13.34	68,050
01/01/2013 to 12/31/2013	$13.34	$12.76	24,081
01/01/2014 to 12/31/2014	$12.76	$13.26	5,710
01/01/2015 to 12/31/2015	$13.26	$12.87	4,622

AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$10.70	$11.45	33,850
01/01/2007 to 12/31/2007	$11.45	$12.87	34,287
01/01/2008 to 12/31/2008	$12.87	$8.01	80,355
01/01/2009 to 12/31/2009	$8.01	$9.72	92,638
01/01/2010 to 12/31/2010	$9.72	$10.70	86,969
01/01/2011 to 12/31/2011	$10.70	$10.39	111,179
01/01/2012 to 12/31/2012	$10.39	$11.88	162,103
01/01/2013 to 12/31/2013	$11.88	$15.86	78,589
01/01/2014 to 12/31/2014	$15.86	$16.84	51,186
01/01/2015 to 12/31/2015	$16.84	$17.63	23,144

AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.29	$11.48	0
01/01/2007 to 12/31/2007	$11.48	$11.52	2,206
01/01/2008 to 12/31/2008	$11.52	$6.96	30,027
01/01/2009 to 12/31/2009	$6.96	$9.44	8,975
01/01/2010 to 12/31/2010	$9.44	$11.39	27,296
01/01/2011 to 12/31/2011	$11.39	$10.74	31,753
01/01/2012 to 12/31/2012	$10.74	$12.42	47,715
01/01/2013 to 12/31/2013	$12.42	$16.06	45,268
01/01/2014 to 12/31/2014	$16.06	$18.03	25,824
01/01/2015 to 12/31/2015	$18.03	$16.44	1,957

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$10.04	$10.26	12,744
01/01/2007 to 12/31/2007	$10.26	$10.50	14,062
01/01/2008 to 12/31/2008	$10.50	$10.52	143,022
01/01/2009 to 12/31/2009	$10.52	$10.29	270,651
01/01/2010 to 12/31/2010	$10.29	$10.05	118,303
01/01/2011 to 12/31/2011	$10.05	$9.82	123,498
01/01/2012 to 12/31/2012	$9.82	$9.59	108,113
01/01/2013 to 12/31/2013	$9.59	$9.36	92,874
01/01/2014 to 12/31/2014	$9.36	$9.14	83,716
01/01/2015 to 12/31/2015	$9.14	$8.93	71,860

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$11.27	$12.55	9
01/01/2007 to 12/31/2007	$12.55	$14.98	1,712
01/01/2008 to 12/31/2008	$14.98	$8.31	6,554
01/01/2009 to 12/31/2009	$8.31	$10.53	5,504
01/01/2010 to 12/31/2010	$10.53	$13.23	5,881
01/01/2011 to 12/31/2011	$13.23	$13.14	3,809
01/01/2012 to 12/31/2012	$13.14	$14.42	13,732
01/01/2013 to 12/31/2013	$14.42	$18.67	10,434
01/01/2014 to 12/31/2014	$18.67	$19.68	9,176
01/01/2015 to 10/16/2015	$19.68	$20.07	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.25	$10.79	0
01/01/2007 to 12/31/2007	$10.79	$12.50	0
01/01/2008 to 12/31/2008	$12.50	$7.02	3,031
01/01/2009 to 12/31/2009	$7.02	$8.40	3,187
01/01/2010 to 12/31/2010	$8.40	$9.86	2,350
01/01/2011 to 04/29/2011	$9.86	$11.03	0

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.82	$11.70	106,011
01/01/2007 to 12/31/2007	$11.70	$11.79	97,058
01/01/2008 to 12/31/2008	$11.79	$6.65	99,662
01/01/2009 to 12/31/2009	$6.65	$9.13	101,178
01/01/2010 to 12/31/2010	$9.13	$11.00	113,459
01/01/2011 to 12/31/2011	$11.00	$10.48	78,585
01/01/2012 to 12/31/2012	$10.48	$11.98	79,911
01/01/2013 to 12/31/2013	$11.98	$16.62	22,418
01/01/2014 to 12/31/2014	$16.62	$18.54	14,761
01/01/2015 to 12/31/2015	$18.54	$17.08	3,350

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.58	58,640
01/01/2007 to 12/31/2007	$10.58	$11.23	325,406
01/01/2008 to 12/31/2008	$11.23	$8.83	1,873,756
01/01/2009 to 12/31/2009	$8.83	$10.35	1,676,258
01/01/2010 to 12/31/2010	$10.35	$11.17	1,322,949
01/01/2011 to 12/31/2011	$11.17	$11.02	1,558,108
01/01/2012 to 12/31/2012	$11.02	$11.88	1,408,706
01/01/2013 to 12/31/2013	$11.88	$12.66	907,739
01/01/2014 to 12/31/2014	$12.66	$13.08	635,823
01/01/2015 to 12/31/2015	$13.08	$12.79	411,128

AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$10.89	$12.01	134,200
01/01/2007 to 12/31/2007	$12.01	$13.04	133,379
01/01/2008 to 12/31/2008	$13.04	$7.12	154,292
01/01/2009 to 12/31/2009	$7.12	$9.22	197,564
01/01/2010 to 12/31/2010	$9.22	$11.94	163,532
01/01/2011 to 12/31/2011	$11.94	$10.13	139,273
01/01/2012 to 12/31/2012	$10.13	$11.88	141,403
01/01/2013 to 12/31/2013	$11.88	$16.33	57,536
01/01/2014 to 12/31/2014	$16.33	$16.74	31,781
01/01/2015 to 12/31/2015	$16.74	$16.56	8,640

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.37	$11.40	33,120
01/01/2007 to 12/31/2007	$11.40	$11.93	48,539
01/01/2008 to 12/31/2008	$11.93	$7.57	46,585
01/01/2009 to 12/31/2009	$7.57	$9.90	53,476
01/01/2010 to 12/31/2010	$9.90	$13.19	74,209
01/01/2011 to 12/31/2011	$13.19	$12.75	34,677
01/01/2012 to 12/31/2012	$12.75	$13.97	27,900
01/01/2013 to 12/31/2013	$13.97	$18.44	34,557
01/01/2014 to 12/31/2014	$18.44	$18.70	19,151
01/01/2015 to 12/31/2015	$18.70	$18.40	8,846

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.58	$12.41	168,954
01/01/2007 to 12/31/2007	$12.41	$11.43	202,870
01/01/2008 to 12/31/2008	$11.43	$7.85	198,079
01/01/2009 to 12/31/2009	$7.85	$9.73	220,227
01/01/2010 to 12/31/2010	$9.73	$11.97	205,882
01/01/2011 to 12/31/2011	$11.97	$10.99	170,842
01/01/2012 to 12/31/2012	$10.99	$12.69	158,555
01/01/2013 to 12/31/2013	$12.69	$17.02	65,430
01/01/2014 to 12/31/2014	$17.02	$17.50	46,586
01/01/2015 to 12/31/2015	$17.50	$16.35	13,025

AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$10.25	$12.15	153,684
01/01/2007 to 12/31/2007	$12.15	$11.44	239,086
01/01/2008 to 12/31/2008	$11.44	$6.49	263,166
01/01/2009 to 12/31/2009	$6.49	$7.85	240,344
01/01/2010 to 12/31/2010	$7.85	$8.68	223,493
01/01/2011 to 12/31/2011	$8.68	$8.33	168,201
01/01/2012 to 12/31/2012	$8.33	$9.54	206,439
01/01/2013 to 12/31/2013	$9.54	$12.08	178,156
01/01/2014 to 12/31/2014	$12.08	$12.68	75,412
01/01/2015 to 10/16/2015	$12.68	$11.69	0

AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.05	$12.43	170,721
01/01/2007 to 12/31/2007	$12.43	$13.14	258,976
01/01/2008 to 12/31/2008	$13.14	$7.62	291,048
01/01/2009 to 12/31/2009	$7.62	$11.42	308,179
01/01/2010 to 12/31/2010	$11.42	$12.91	288,916
01/01/2011 to 12/31/2011	$12.91	$12.40	221,048
01/01/2012 to 12/31/2012	$12.40	$14.23	195,144
01/01/2013 to 12/31/2013	$14.23	$20.02	179,710
01/01/2014 to 12/31/2014	$20.02	$21.18	77,982
01/01/2015 to 12/31/2015	$21.18	$22.66	34,686

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$9.39	$9.75	156,025
01/01/2007 to 12/31/2007	$9.75	$10.44	136,277
01/01/2008 to 12/31/2008	$10.44	$9.94	88,108
01/01/2009 to 12/31/2009	$9.94	$10.89	120,389
01/01/2010 to 12/31/2010	$10.89	$11.24	105,948
01/01/2011 to 12/31/2011	$11.24	$11.43	84,604
01/01/2012 to 12/31/2012	$11.43	$11.74	89,486
01/01/2013 to 12/31/2013	$11.74	$11.04	4,955
01/01/2014 to 12/31/2014	$11.04	$10.84	3,898
01/01/2015 to 12/31/2015	$10.84	$10.09	1,830

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.97	10,374
01/01/2008 to 12/31/2008	$9.97	$9.23	100,964
01/01/2009 to 12/31/2009	$9.23	$10.06	142,410
01/01/2010 to 12/31/2010	$10.06	$10.59	134,991
01/01/2011 to 12/31/2011	$10.59	$10.96	101,814
01/01/2012 to 12/31/2012	$10.96	$11.55	106,538
01/01/2013 to 12/31/2013	$11.55	$11.11	106,173
01/01/2014 to 12/31/2014	$11.11	$11.63	145,274
01/01/2015 to 12/31/2015	$11.63	$11.49	96,684

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$10.94	$13.16	0
01/01/2007 to 12/31/2007	$13.16	$14.77	0
01/01/2008 to 12/31/2008	$14.77	$8.44	38
01/01/2009 to 12/31/2009	$8.44	$9.56	1,320
01/01/2010 to 07/16/2010	$9.56	$9.04	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$10.55	$10.93	0
01/01/2007 to 12/31/2007	$10.93	$11.94	0
01/01/2008 to 12/31/2008	$11.94	$8.49	1,419
01/01/2009 to 12/31/2009	$8.49	$11.94	4,591
01/01/2010 to 07/16/2010	$11.94	$11.11	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$9.05	$10.91	439
01/01/2011 to 12/31/2011	$10.91	$9.29	0
01/01/2012 to 12/31/2012	$9.29	$10.31	0
01/01/2013 to 12/31/2013	$10.31	$12.08	0
01/01/2014 to 12/31/2014	$12.08	$11.17	0
01/01/2015 to 12/31/2015	$11.17	$11.16	0

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.11	$13.96	2,254
01/01/2011 to 12/31/2011	$13.96	$12.91	1,404
01/01/2012 to 12/31/2012	$12.91	$15.22	1,044
01/01/2013 to 12/31/2013	$15.22	$20.84	331
01/01/2014 to 12/31/2014	$20.84	$21.18	378
01/01/2015 to 12/31/2015	$21.18	$21.02	224

*	Denotes the start date of these sub-accounts

Optimum

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: With LT5, HDV and EBP (2.60%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.01	$10.90	0
01/01/2007 to 12/31/2007	$10.90	$11.59	0
01/01/2008 to 12/31/2008	$11.59	$7.70	65,805
01/01/2009 to 12/31/2009	$7.70	$9.32	68,058
01/01/2010 to 12/31/2010	$9.32	$10.16	52,394
01/01/2011 to 12/31/2011	$10.16	$9.64	46,603
01/01/2012 to 12/31/2012	$9.64	$10.57	45,787
01/01/2013 to 12/31/2013	$10.57	$11.32	32,719
01/01/2014 to 12/31/2014	$11.32	$11.44	31,309
01/01/2015 to 12/31/2015	$11.44	$10.79	23,441

AST American Century Income & Growth Portfolio
01/01/2006 to 12/31/2006	$10.25	$11.67	0
01/01/2007 to 12/31/2007	$11.67	$11.35	0
01/01/2008 to 12/31/2008	$11.35	$7.21	0
01/01/2009 to 12/31/2009	$7.21	$8.28	13,356
01/01/2010 to 12/31/2010	$8.28	$9.18	12,246
01/01/2011 to 12/31/2011	$9.18	$9.26	10,136
01/01/2012 to 05/04/2012	$9.26	$10.03	0

AST Balanced Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.02	$10.79	0
01/01/2007 to 12/31/2007	$10.79	$11.46	0
01/01/2008 to 12/31/2008	$11.46	$7.96	157,625
01/01/2009 to 12/31/2009	$7.96	$9.56	148,734
01/01/2010 to 12/31/2010	$9.56	$10.46	111,834
01/01/2011 to 12/31/2011	$10.46	$10.06	100,473
01/01/2012 to 12/31/2012	$10.06	$11.02	100,679
01/01/2013 to 12/31/2013	$11.02	$12.63	94,962
01/01/2014 to 12/31/2014	$12.63	$13.10	91,039
01/01/2015 to 12/31/2015	$13.10	$12.82	77,535

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/01/2006 to 12/31/2006	$9.98	$10.09	0
01/01/2007 to 12/31/2007	$10.09	$10.49	0
01/01/2008 to 12/31/2008	$10.49	$10.34	49,868
01/01/2009 to 12/31/2009	$10.34	$11.10	167,258
01/01/2010 to 12/31/2010	$11.10	$11.23	1,664
01/01/2011 to 12/31/2011	$11.23	$11.18	1,658
01/01/2012 to 12/31/2012	$11.18	$11.40	1,577
01/01/2013 to 12/31/2013	$11.40	$10.87	630
01/01/2014 to 12/31/2014	$10.87	$10.57	657
01/01/2015 to 12/31/2015	$10.57	$10.35	241

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/01/2006 to 12/31/2006	$10.07	$10.17	0
01/01/2007 to 12/31/2007	$10.17	$10.73	0
01/01/2008 to 12/31/2008	$10.73	$10.22	46,623
01/01/2009 to 12/31/2009	$10.22	$11.60	37,289
01/01/2010 to 12/31/2010	$11.60	$12.17	25,667
01/01/2011 to 12/31/2011	$12.17	$12.23	23,137
01/01/2012 to 12/31/2012	$12.23	$13.02	24,638
01/01/2013 to 12/31/2013	$13.02	$12.45	16,372
01/01/2014 to 12/31/2014	$12.45	$12.64	23,622
01/01/2015 to 12/31/2015	$12.64	$12.05	16,295

AST Bond Portfolio 2015
06/30/2008* to 12/31/2008	$10.04	$11.65	206,480
01/01/2009 to 12/31/2009	$11.65	$11.31	215,216
01/01/2010 to 12/31/2010	$11.31	$12.05	137,467
01/01/2011 to 12/31/2011	$12.05	$12.48	132,243
01/01/2012 to 12/31/2012	$12.48	$12.53	126,225
01/01/2013 to 12/31/2013	$12.53	$12.16	105,845
01/01/2014 to 12/31/2014	$12.16	$11.83	83,362
01/01/2015 to 12/31/2015	$11.83	$11.49	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.30	53,486
01/01/2010 to 12/31/2010	$9.30	$10.02	42,201
01/01/2011 to 12/31/2011	$10.02	$10.70	57,568
01/01/2012 to 12/31/2012	$10.70	$10.85	7,971
01/01/2013 to 12/31/2013	$10.85	$10.50	5,389
01/01/2014 to 12/31/2014	$10.50	$10.27	5,557
01/01/2015 to 12/31/2015	$10.27	$9.98	100,476

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.68	108,840
01/01/2011 to 12/31/2011	$10.68	$11.58	78,548
01/01/2012 to 12/31/2012	$11.58	$11.86	38,997
01/01/2013 to 12/31/2013	$11.86	$11.31	8,561
01/01/2014 to 12/31/2014	$11.31	$11.18	6,547
01/01/2015 to 12/31/2015	$11.18	$10.90	8,716

AST Bond Portfolio 2018
06/30/2008* to 12/31/2008	$10.06	$12.48	39,538
01/01/2009 to 12/31/2009	$12.48	$11.42	90,467
01/01/2010 to 12/31/2010	$11.42	$12.36	66,204
01/01/2011 to 12/31/2011	$12.36	$13.68	30,954
01/01/2012 to 12/31/2012	$13.68	$14.08	11,776
01/01/2013 to 12/31/2013	$14.08	$13.29	2,376
01/01/2014 to 12/31/2014	$13.29	$13.29	2,371
01/01/2015 to 12/31/2015	$13.29	$13.04	2,366

AST Bond Portfolio 2019
06/30/2008* to 12/31/2008	$10.08	$12.55	5,428
01/01/2009 to 12/31/2009	$12.55	$11.28	29,487
01/01/2010 to 12/31/2010	$11.28	$12.23	13,077
01/01/2011 to 12/31/2011	$12.23	$13.82	8,076
01/01/2012 to 12/31/2012	$13.82	$14.25	51,974
01/01/2013 to 12/31/2013	$14.25	$13.21	48,694
01/01/2014 to 12/31/2014	$13.21	$13.41	40,872
01/01/2015 to 12/31/2015	$13.41	$13.21	50,048

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.72	0
01/01/2010 to 12/31/2010	$8.72	$9.50	126,793
01/01/2011 to 12/31/2011	$9.50	$10.98	29,729
01/01/2012 to 12/31/2012	$10.98	$11.37	3,135
01/01/2013 to 12/31/2013	$11.37	$10.35	66,633
01/01/2014 to 12/31/2014	$10.35	$10.70	48,228
01/01/2015 to 12/31/2015	$10.70	$10.58	42,720

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$10.92	34,608
01/01/2011 to 12/31/2011	$10.92	$12.79	82,674
01/01/2012 to 12/31/2012	$12.79	$13.31	32,292
01/01/2013 to 12/31/2013	$13.31	$12.05	10,826
01/01/2014 to 12/31/2014	$12.05	$12.64	21,053
01/01/2015 to 12/31/2015	$12.64	$12.53	23,056

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$11.92	75,766
01/01/2012 to 12/31/2012	$11.92	$12.29	117,699
01/01/2013 to 12/31/2013	$12.29	$10.81	9,066
01/01/2014 to 12/31/2014	$10.81	$11.62	1,620
01/01/2015 to 12/31/2015	$11.62	$11.55	2,066

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.31	38,730
01/01/2013 to 12/31/2013	$10.31	$9.02	235,679
01/01/2014 to 12/31/2014	$9.02	$9.90	140,302
01/01/2015 to 12/31/2015	$9.90	$9.90	36,239

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.68	83,093
01/01/2014 to 12/31/2014	$8.68	$9.69	68,927
01/01/2015 to 12/31/2015	$9.69	$9.70	10,325

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.21	16,540
01/01/2015 to 12/31/2015	$11.21	$11.14	164,746

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$9.86	39,835

AST Capital Growth Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.00	$11.07	0
01/01/2007 to 12/31/2007	$11.07	$11.83	0
01/01/2008 to 12/31/2008	$11.83	$7.50	258,438
01/01/2009 to 12/31/2009	$7.50	$9.15	169,320
01/01/2010 to 12/31/2010	$9.15	$10.11	140,900
01/01/2011 to 12/31/2011	$10.11	$9.61	118,744
01/01/2012 to 12/31/2012	$9.61	$10.64	81,230
01/01/2013 to 12/31/2013	$10.64	$12.71	123,907
01/01/2014 to 12/31/2014	$12.71	$13.25	116,508
01/01/2015 to 12/31/2015	$13.25	$12.97	99,322

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/01/2006 to 12/31/2006	$11.92	$15.88	0
01/01/2007 to 12/31/2007	$15.88	$12.38	0
01/01/2008 to 12/31/2008	$12.38	$7.83	14,578
01/01/2009 to 12/31/2009	$7.83	$10.06	1,516
01/01/2010 to 12/31/2010	$10.06	$12.61	1,087
01/01/2011 to 12/31/2011	$12.61	$13.10	770
01/01/2012 to 12/31/2012	$13.10	$14.71	809
01/01/2013 to 12/31/2013	$14.71	$14.78	85
01/01/2014 to 12/31/2014	$14.78	$18.85	60
01/01/2015 to 12/31/2015	$18.85	$19.24	37

AST Goldman Sachs Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.18	$11.63	0
01/01/2007 to 12/31/2007	$11.63	$11.91	0
01/01/2008 to 12/31/2008	$11.91	$6.88	2,685
01/01/2009 to 12/31/2009	$6.88	$7.99	9,354
01/01/2010 to 12/31/2010	$7.99	$8.78	7,741
01/01/2011 to 12/31/2011	$8.78	$8.08	19,783
01/01/2012 to 12/31/2012	$8.08	$9.42	12,859
01/01/2013 to 12/31/2013	$9.42	$12.25	13,120
01/01/2014 to 12/31/2014	$12.25	$13.50	12,179
01/01/2015 to 12/31/2015	$13.50	$12.54	9,727

AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.49	$10.86	0
01/01/2007 to 12/31/2007	$10.86	$12.63	0
01/01/2008 to 12/31/2008	$12.63	$7.28	838
01/01/2009 to 12/31/2009	$7.28	$11.14	352
01/01/2010 to 12/31/2010	$11.14	$13.00	826
01/01/2011 to 12/31/2011	$13.00	$12.29	221
01/01/2012 to 12/31/2012	$12.29	$14.32	250
01/01/2013 to 12/31/2013	$14.32	$18.43	284
01/01/2014 to 12/31/2014	$18.43	$20.02	296
01/01/2015 to 12/31/2015	$20.02	$18.39	452

AST Herndon Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.63	$12.60	0
01/01/2007 to 12/31/2007	$12.60	$12.42	0
01/01/2008 to 12/31/2008	$12.42	$7.58	644
01/01/2009 to 12/31/2009	$7.58	$8.74	6,463
01/01/2010 to 12/31/2010	$8.74	$9.57	5,817
01/01/2011 to 12/31/2011	$9.57	$9.27	4,819
01/01/2012 to 12/31/2012	$9.27	$10.24	4,719
01/01/2013 to 12/31/2013	$10.24	$13.43	3,706
01/01/2014 to 12/31/2014	$13.43	$13.28	3,359
01/01/2015 to 12/31/2015	$13.28	$12.15	3,032

AST International Growth Portfolio
01/01/2006 to 12/31/2006	$11.20	$13.19	0
01/01/2007 to 12/31/2007	$13.19	$15.30	0
01/01/2008 to 12/31/2008	$15.30	$7.41	1,600
01/01/2009 to 12/31/2009	$7.41	$9.77	2,752
01/01/2010 to 12/31/2010	$9.77	$10.90	405
01/01/2011 to 12/31/2011	$10.90	$9.24	150
01/01/2012 to 12/31/2012	$9.24	$10.83	186
01/01/2013 to 12/31/2013	$10.83	$12.56	290
01/01/2014 to 12/31/2014	$12.56	$11.56	292
01/01/2015 to 12/31/2015	$11.56	$11.62	189

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
01/01/2006 to 12/31/2006	$10.62	$13.19	0
01/01/2007 to 12/31/2007	$13.19	$15.13	0
01/01/2008 to 12/31/2008	$15.13	$8.25	676
01/01/2009 to 12/31/2009	$8.25	$10.49	1,940
01/01/2010 to 12/31/2010	$10.49	$11.35	1,149
01/01/2011 to 12/31/2011	$11.35	$9.67	1,084
01/01/2012 to 12/31/2012	$9.67	$10.98	1,021
01/01/2013 to 12/31/2013	$10.98	$12.78	331
01/01/2014 to 12/31/2014	$12.78	$11.61	827
01/01/2015 to 12/31/2015	$11.61	$11.40	632

AST Investment Grade Bond Portfolio
06/30/2008* to 12/31/2008	$10.01	$10.89	0
01/01/2009 to 12/31/2009	$10.89	$11.80	0
01/01/2010 to 12/31/2010	$11.80	$12.74	0
01/01/2011 to 12/31/2011	$12.74	$13.95	0
01/01/2012 to 12/31/2012	$13.95	$14.86	0
01/01/2013 to 12/31/2013	$14.86	$14.02	0
01/01/2014 to 12/31/2014	$14.02	$14.57	0
01/01/2015 to 12/31/2015	$14.57	$14.36	0

AST J.P. Morgan International Equity Portfolio
01/01/2006 to 12/31/2006	$10.57	$12.64	0
01/01/2007 to 12/31/2007	$12.64	$13.47	0
01/01/2008 to 12/31/2008	$13.47	$7.69	142
01/01/2009 to 12/31/2009	$7.69	$10.18	60
01/01/2010 to 12/31/2010	$10.18	$10.63	211
01/01/2011 to 12/31/2011	$10.63	$9.40	152
01/01/2012 to 12/31/2012	$9.40	$11.17	196
01/01/2013 to 12/31/2013	$11.17	$12.55	208
01/01/2014 to 12/31/2014	$12.55	$11.44	185
01/01/2015 to 12/31/2015	$11.44	$10.83	124

AST Large-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.47	$12.08	0
01/01/2007 to 12/31/2007	$12.08	$11.42	0
01/01/2008 to 12/31/2008	$11.42	$6.51	2,177
01/01/2009 to 12/31/2009	$6.51	$7.57	51
01/01/2010 to 12/31/2010	$7.57	$8.34	91
01/01/2011 to 12/31/2011	$8.34	$7.79	55
01/01/2012 to 12/31/2012	$7.79	$8.86	0
01/01/2013 to 12/31/2013	$8.86	$12.07	1,543
01/01/2014 to 12/31/2014	$12.07	$13.38	1,281
01/01/2015 to 12/31/2015	$13.38	$12.01	490

AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.82	$11.30	0
01/01/2007 to 12/31/2007	$11.30	$12.65	0
01/01/2008 to 12/31/2008	$12.65	$6.94	2,548
01/01/2009 to 12/31/2009	$6.94	$8.77	9,810
01/01/2010 to 12/31/2010	$8.77	$10.23	6,541
01/01/2011 to 12/31/2011	$10.23	$9.88	4,812
01/01/2012 to 12/31/2012	$9.88	$10.80	4,805
01/01/2013 to 12/31/2013	$10.80	$14.37	3,945
01/01/2014 to 12/31/2014	$14.37	$15.48	5,196
01/01/2015 to 12/31/2015	$15.48	$16.59	3,992

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
01/01/2006 to 12/31/2006	$9.87	$10.56	0
01/01/2007 to 12/31/2007	$10.56	$10.91	0
01/01/2008 to 12/31/2008	$10.91	$8.15	128
01/01/2009 to 12/31/2009	$8.15	$10.69	59
01/01/2010 to 12/31/2010	$10.69	$11.81	189
01/01/2011 to 12/31/2011	$11.81	$12.67	116
01/01/2012 to 12/31/2012	$12.67	$13.07	165
01/01/2013 to 12/31/2013	$13.07	$12.48	1,549
01/01/2014 to 12/31/2014	$12.48	$12.93	1,371
01/01/2015 to 12/31/2015	$12.93	$12.52	821

AST MFS Growth Portfolio
01/01/2006 to 12/31/2006	$10.67	$11.40	0
01/01/2007 to 12/31/2007	$11.40	$12.78	0
01/01/2008 to 12/31/2008	$12.78	$7.93	0
01/01/2009 to 12/31/2009	$7.93	$9.60	11,690
01/01/2010 to 12/31/2010	$9.60	$10.55	10,531
01/01/2011 to 12/31/2011	$10.55	$10.21	8,789
01/01/2012 to 12/31/2012	$10.21	$11.64	8,260
01/01/2013 to 12/31/2013	$11.64	$15.51	6,420
01/01/2014 to 12/31/2014	$15.51	$16.42	5,819
01/01/2015 to 12/31/2015	$16.42	$17.15	5,253

AST Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.27	$11.43	0
01/01/2007 to 12/31/2007	$11.43	$11.44	0
01/01/2008 to 12/31/2008	$11.44	$6.89	17,449
01/01/2009 to 12/31/2009	$6.89	$9.32	755
01/01/2010 to 12/31/2010	$9.32	$11.22	214
01/01/2011 to 12/31/2011	$11.22	$10.56	458
01/01/2012 to 12/31/2012	$10.56	$12.17	648
01/01/2013 to 12/31/2013	$12.17	$15.70	339
01/01/2014 to 12/31/2014	$15.70	$17.58	380
01/01/2015 to 12/31/2015	$17.58	$15.99	287

AST Money Market Portfolio
01/01/2006 to 12/31/2006	$10.02	$10.21	0
01/01/2007 to 12/31/2007	$10.21	$10.43	0
01/01/2008 to 12/31/2008	$10.43	$10.41	195,019
01/01/2009 to 12/31/2009	$10.41	$10.17	122,070
01/01/2010 to 12/31/2010	$10.17	$9.91	12,010
01/01/2011 to 12/31/2011	$9.91	$9.65	25,798
01/01/2012 to 12/31/2012	$9.65	$9.40	25,211
01/01/2013 to 12/31/2013	$9.40	$9.16	2,679
01/01/2014 to 12/31/2014	$9.16	$8.92	7,760
01/01/2015 to 12/31/2015	$8.92	$8.69	5,806

AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$11.25	$12.49	0
01/01/2007 to 12/31/2007	$12.49	$14.87	0
01/01/2008 to 12/31/2008	$14.87	$8.23	2,895
01/01/2009 to 12/31/2009	$8.23	$10.40	1,262
01/01/2010 to 12/31/2010	$10.40	$13.04	406
01/01/2011 to 12/31/2011	$13.04	$12.91	951
01/01/2012 to 12/31/2012	$12.91	$14.13	799
01/01/2013 to 12/31/2013	$14.13	$18.25	493
01/01/2014 to 12/31/2014	$18.25	$19.19	514
01/01/2015 to 10/16/2015	$19.19	$19.53	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.23	$10.74	0
01/01/2007 to 12/31/2007	$10.74	$12.41	0
01/01/2008 to 12/31/2008	$12.41	$6.95	0
01/01/2009 to 12/31/2009	$6.95	$8.29	0
01/01/2010 to 12/31/2010	$8.29	$9.72	575
01/01/2011 to 04/29/2011	$9.72	$10.86	0

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.80	$11.65	0
01/01/2007 to 12/31/2007	$11.65	$11.70	0
01/01/2008 to 12/31/2008	$11.70	$6.58	171
01/01/2009 to 12/31/2009	$6.58	$9.02	1,926
01/01/2010 to 12/31/2010	$9.02	$10.84	5,126
01/01/2011 to 12/31/2011	$10.84	$10.30	1,230
01/01/2012 to 12/31/2012	$10.30	$11.75	1,377
01/01/2013 to 12/31/2013	$11.75	$16.25	538
01/01/2014 to 12/31/2014	$16.25	$18.08	466
01/01/2015 to 12/31/2015	$18.08	$16.62	209

AST Preservation Asset Allocation Portfolio
01/01/2006 to 12/31/2006	$10.03	$10.55	0
01/01/2007 to 12/31/2007	$10.55	$11.17	0
01/01/2008 to 12/31/2008	$11.17	$8.76	212,163
01/01/2009 to 12/31/2009	$8.76	$10.24	246,656
01/01/2010 to 12/31/2010	$10.24	$11.03	201,065
01/01/2011 to 12/31/2011	$11.03	$10.85	203,285
01/01/2012 to 12/31/2012	$10.85	$11.66	188,003
01/01/2013 to 12/31/2013	$11.66	$12.40	139,625
01/01/2014 to 12/31/2014	$12.40	$12.78	149,631
01/01/2015 to 12/31/2015	$12.78	$12.47	128,582

AST Small-Cap Growth Opportunities Portfolio
01/01/2006 to 12/31/2006	$10.87	$11.96	0
01/01/2007 to 12/31/2007	$11.96	$12.95	0
01/01/2008 to 12/31/2008	$12.95	$7.05	926
01/01/2009 to 12/31/2009	$7.05	$9.11	4,101
01/01/2010 to 12/31/2010	$9.11	$11.76	3,659
01/01/2011 to 12/31/2011	$11.76	$9.96	2,792
01/01/2012 to 12/31/2012	$9.96	$11.64	2,747
01/01/2013 to 12/31/2013	$11.64	$15.97	2,094
01/01/2014 to 12/31/2014	$15.97	$16.32	1,876
01/01/2015 to 12/31/2015	$16.32	$16.11	1,654

AST Small-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$10.35	$11.35	0
01/01/2007 to 12/31/2007	$11.35	$11.84	0
01/01/2008 to 12/31/2008	$11.84	$7.50	729
01/01/2009 to 12/31/2009	$7.50	$9.78	350
01/01/2010 to 12/31/2010	$9.78	$12.99	406
01/01/2011 to 12/31/2011	$12.99	$12.53	172
01/01/2012 to 12/31/2012	$12.53	$13.69	222
01/01/2013 to 12/31/2013	$13.69	$18.03	540
01/01/2014 to 12/31/2014	$18.03	$18.23	535
01/01/2015 to 12/31/2015	$18.23	$17.90	277

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Value Portfolio
01/01/2006 to 12/31/2006	$10.56	$12.35	0
01/01/2007 to 12/31/2007	$12.35	$11.35	0
01/01/2008 to 12/31/2008	$11.35	$7.77	1,446
01/01/2009 to 12/31/2009	$7.77	$9.61	4,575
01/01/2010 to 12/31/2010	$9.61	$11.80	3,595
01/01/2011 to 12/31/2011	$11.80	$10.80	2,958
01/01/2012 to 12/31/2012	$10.80	$12.43	3,073
01/01/2013 to 12/31/2013	$12.43	$16.64	2,235
01/01/2014 to 12/31/2014	$16.64	$17.06	2,107
01/01/2015 to 12/31/2015	$17.06	$15.90	1,834

AST T. Rowe Price Equity Income Portfolio
01/01/2006 to 12/31/2006	$10.23	$12.09	0
01/01/2007 to 12/31/2007	$12.09	$11.36	0
01/01/2008 to 12/31/2008	$11.36	$6.43	168
01/01/2009 to 12/31/2009	$6.43	$7.75	80
01/01/2010 to 12/31/2010	$7.75	$8.55	274
01/01/2011 to 12/31/2011	$8.55	$8.19	180
01/01/2012 to 12/31/2012	$8.19	$9.35	226
01/01/2013 to 12/31/2013	$9.35	$11.81	223
01/01/2014 to 12/31/2014	$11.81	$12.37	177
01/01/2015 to 10/16/2015	$12.37	$11.38	0

AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2006 to 12/31/2006	$12.02	$12.37	0
01/01/2007 to 12/31/2007	$12.37	$13.04	0
01/01/2008 to 12/31/2008	$13.04	$7.55	1,837
01/01/2009 to 12/31/2009	$7.55	$11.28	5,735
01/01/2010 to 12/31/2010	$11.28	$12.72	5,086
01/01/2011 to 12/31/2011	$12.72	$12.18	3,744
01/01/2012 to 12/31/2012	$12.18	$13.95	3,473
01/01/2013 to 12/31/2013	$13.95	$19.57	3,071
01/01/2014 to 12/31/2014	$19.57	$20.65	2,768
01/01/2015 to 12/31/2015	$20.65	$22.04	2,243

AST Templeton Global Bond Portfolio
01/01/2006 to 12/31/2006	$9.37	$9.70	0
01/01/2007 to 12/31/2007	$9.70	$10.36	0
01/01/2008 to 12/31/2008	$10.36	$9.85	8,317
01/01/2009 to 12/31/2009	$9.85	$10.75	4,871
01/01/2010 to 12/31/2010	$10.75	$11.07	1,466
01/01/2011 to 12/31/2011	$11.07	$11.23	1,319
01/01/2012 to 12/31/2012	$11.23	$11.51	1,452
01/01/2013 to 12/31/2013	$11.51	$10.79	502
01/01/2014 to 12/31/2014	$10.79	$10.57	392
01/01/2015 to 12/31/2015	$10.57	$9.82	211

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.97	0
01/01/2008 to 12/31/2008	$9.97	$9.20	10,755
01/01/2009 to 12/31/2009	$9.20	$10.01	24,626
01/01/2010 to 12/31/2010	$10.01	$10.51	19,076
01/01/2011 to 12/31/2011	$10.51	$10.85	16,479
01/01/2012 to 12/31/2012	$10.85	$11.40	15,820
01/01/2013 to 12/31/2013	$11.40	$10.93	15,713
01/01/2014 to 12/31/2014	$10.93	$11.42	14,700
01/01/2015 to 12/31/2015	$11.42	$11.26	12,685

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Evergreen VA International Equity Fund
01/01/2006 to 12/31/2006	$10.92	$13.09	0
01/01/2007 to 12/31/2007	$13.09	$14.67	0
01/01/2008 to 12/31/2008	$14.67	$8.36	0
01/01/2009 to 12/31/2009	$8.36	$9.44	2,476
01/01/2010 to 07/16/2010	$9.44	$8.92	0

Evergreen VA Omega Fund
01/01/2006 to 12/31/2006	$10.53	$10.87	0
01/01/2007 to 12/31/2007	$10.87	$11.86	0
01/01/2008 to 12/31/2008	$11.86	$8.41	103
01/01/2009 to 12/31/2009	$8.41	$11.79	251
01/01/2010 to 07/16/2010	$11.79	$10.96	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$8.93	$10.75	0
01/01/2011 to 12/31/2011	$10.75	$9.13	0
01/01/2012 to 12/31/2012	$9.13	$10.11	0
01/01/2013 to 12/31/2013	$10.11	$11.81	0
01/01/2014 to 12/31/2014	$11.81	$10.89	0
01/01/2015 to 12/31/2015	$10.89	$10.85	0

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$10.96	$13.76	177
01/01/2011 to 12/31/2011	$13.76	$12.68	168
01/01/2012 to 12/31/2012	$12.68	$14.92	209
01/01/2013 to 12/31/2013	$14.92	$20.37	17
01/01/2014 to 12/31/2014	$20.37	$20.65	44
01/01/2015 to 12/31/2015	$20.65	$20.44	28

*	Denotes the start date of these sub-accounts

Optimum

Prudential Annuities Life Assurance Corporation

Statement of Additional Information

ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/19/2007 to 12/31/2007	$11.08	$11.99	411,706
01/01/2008 to 12/31/2008	$11.99	$8.09	371,911
01/01/2009 to 12/31/2009	$8.09	$9.96	250,364
01/01/2010 to 12/31/2010	$9.96	$11.04	243,717
01/01/2011 to 12/31/2011	$11.04	$10.64	237,622
01/01/2012 to 12/31/2012	$10.64	$11.86	240,813
01/01/2013 to 12/31/2013	$11.86	$12.91	234,834
01/01/2014 to 12/31/2014	$12.91	$13.27	327,654
01/01/2015 to 12/31/2015	$13.27	$12.71	309,303

AST American Century Income & Growth Portfolio
03/19/2007 to 12/31/2007	$17.44	$17.54	228,111
01/01/2008 to 12/31/2008	$17.54	$11.33	154,997
01/01/2009 to 12/31/2009	$11.33	$13.21	198,496
01/01/2010 to 12/31/2010	$13.21	$14.89	169,315
01/01/2011 to 12/31/2011	$14.89	$15.27	162,593
01/01/2012 to 05/04/2012	$15.27	$16.63	0

AST Balanced Asset Allocation Portfolio
03/19/2007 to 12/31/2007	$11.00	$11.86	133,094
01/01/2008 to 12/31/2008	$11.86	$8.37	237,851
01/01/2009 to 12/31/2009	$8.37	$10.22	257,542
01/01/2010 to 12/31/2010	$10.22	$11.36	323,653
01/01/2011 to 12/31/2011	$11.36	$11.11	402,312
01/01/2012 to 12/31/2012	$11.11	$12.37	420,485
01/01/2013 to 12/31/2013	$12.37	$14.41	443,366
01/01/2014 to 12/31/2014	$14.41	$15.19	671,511
01/01/2015 to 12/31/2015	$15.19	$15.11	761,478

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/19/2007 to 12/31/2007	$15.85	$16.61	476,073
01/01/2008 to 12/31/2008	$16.61	$16.63	417,181
01/01/2009 to 12/31/2009	$16.63	$18.15	376,120
01/01/2010 to 12/31/2010	$18.15	$18.67	283,949
01/01/2011 to 12/31/2011	$18.67	$18.90	241,831
01/01/2012 to 12/31/2012	$18.90	$19.58	267,544
01/01/2013 to 12/31/2013	$19.58	$18.97	254,029
01/01/2014 to 12/31/2014	$18.97	$18.76	315,321
01/01/2015 to 12/31/2015	$18.76	$18.66	344,136

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/19/2007 to 12/31/2007	$19.37	$20.48	932,528
01/01/2008 to 12/31/2008	$20.48	$19.82	673,230
01/01/2009 to 12/31/2009	$19.82	$22.86	695,034
01/01/2010 to 12/31/2010	$22.86	$24.38	586,949
01/01/2011 to 12/31/2011	$24.38	$24.90	532,204
01/01/2012 to 12/31/2012	$24.90	$26.95	554,965
01/01/2013 to 12/31/2013	$26.95	$26.19	425,830
01/01/2014 to 12/31/2014	$26.19	$27.03	366,814
01/01/2015 to 12/31/2015	$27.03	$26.19	347,903

AST Bond Portfolio 2015
01/28/2008* to 12/31/2008	$10.00	$11.38	161,639
01/01/2009 to 12/31/2009	$11.38	$11.23	140,596
01/01/2010 to 12/31/2010	$11.23	$12.16	82,764
01/01/2011 to 12/31/2011	$12.16	$12.81	90,616
01/01/2012 to 12/31/2012	$12.81	$13.06	53,184
01/01/2013 to 12/31/2013	$13.06	$12.89	60,588
01/01/2014 to 12/31/2014	$12.89	$12.74	63,451
01/01/2015 to 12/31/2015	$12.74	$12.58	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$10.00	$9.45	981
01/01/2010 to 12/31/2010	$9.45	$10.35	1,607
01/01/2011 to 12/31/2011	$10.35	$11.23	5,489
01/01/2012 to 12/31/2012	$11.23	$11.58	5,649
01/01/2013 to 12/31/2013	$11.58	$11.39	1,513
01/01/2014 to 12/31/2014	$11.39	$11.33	0
01/01/2015 to 12/31/2015	$11.33	$11.19	23,531

AST Bond Portfolio 2017
01/04/2010* to 12/31/2010	$10.00	$10.85	0
01/01/2011 to 12/31/2011	$10.85	$11.97	1,453
01/01/2012 to 12/31/2012	$11.97	$12.45	2,044
01/01/2013 to 12/31/2013	$12.45	$12.08	3
01/01/2014 to 12/31/2014	$12.08	$12.13	0
01/01/2015 to 12/31/2015	$12.13	$12.02	8,777

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$10.00	$12.13	11,683
01/01/2009 to 12/31/2009	$12.13	$11.28	9,475
01/01/2010 to 12/31/2010	$11.28	$12.41	0
01/01/2011 to 12/31/2011	$12.41	$13.96	2,627
01/01/2012 to 12/31/2012	$13.96	$14.61	4,673
01/01/2013 to 12/31/2013	$14.61	$14.01	23,692
01/01/2014 to 12/31/2014	$14.01	$14.24	12,082
01/01/2015 to 12/31/2015	$14.24	$14.21	14,482

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$10.00	$12.20	9,569
01/01/2009 to 12/31/2009	$12.20	$11.14	0
01/01/2010 to 12/31/2010	$11.14	$12.29	4,945
01/01/2011 to 12/31/2011	$12.29	$14.11	0
01/01/2012 to 12/31/2012	$14.11	$14.78	12,165
01/01/2013 to 12/31/2013	$14.78	$13.93	22,233
01/01/2014 to 12/31/2014	$13.93	$14.38	20,528
01/01/2015 to 12/31/2015	$14.38	$14.39	58,258

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$10.00	$8.86	0
01/01/2010 to 12/31/2010	$8.86	$9.81	1,268
01/01/2011 to 12/31/2011	$9.81	$11.53	0
01/01/2012 to 12/31/2012	$11.53	$12.13	768
01/01/2013 to 12/31/2013	$12.13	$11.23	169,824
01/01/2014 to 12/31/2014	$11.23	$11.80	176,463
01/01/2015 to 12/31/2015	$11.80	$11.86	202,920

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$10.00	$11.10	2,981
01/01/2011 to 12/31/2011	$11.10	$13.22	6,222
01/01/2012 to 12/31/2012	$13.22	$13.97	0
01/01/2013 to 12/31/2013	$13.97	$12.87	0
01/01/2014 to 12/31/2014	$12.87	$13.72	5,617
01/01/2015 to 12/31/2015	$13.72	$13.82	15,005

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$10.00	$12.12	3,562
01/01/2012 to 12/31/2012	$12.12	$12.70	19,197
01/01/2013 to 12/31/2013	$12.70	$11.35	1,129
01/01/2014 to 12/31/2014	$11.35	$12.40	15,823
01/01/2015 to 12/31/2015	$12.40	$12.53	20,638

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$10.00	$10.48	10,462
01/01/2013 to 12/31/2013	$10.48	$9.32	119,441
01/01/2014 to 12/31/2014	$9.32	$10.39	49,103
01/01/2015 to 12/31/2015	$10.39	$10.57	9,401

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$10.00	$8.82	84,645
01/01/2014 to 12/31/2014	$8.82	$10.01	89,238
01/01/2015 to 12/31/2015	$10.01	$10.19	12,269

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$10.00	$11.39	50,736
01/01/2015 to 12/31/2015	$11.39	$11.51	164,266

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$10.00	$10.02	51,230

AST Capital Growth Asset Allocation Portfolio
03/19/2007 to 12/31/2007	$11.22	$12.24	420,583
01/01/2008 to 12/31/2008	$12.24	$7.88	495,503
01/01/2009 to 12/31/2009	$7.88	$9.78	462,021
01/01/2010 to 12/31/2010	$9.78	$10.98	364,312
01/01/2011 to 12/31/2011	$10.98	$10.61	310,209
01/01/2012 to 12/31/2012	$10.61	$11.94	351,268
01/01/2013 to 12/31/2013	$11.94	$14.50	365,259
01/01/2014 to 12/31/2014	$14.50	$15.36	564,051
01/01/2015 to 12/31/2015	$15.36	$15.29	481,642

AST Cohen & Steers Realty Portfolio
03/19/2007 to 12/31/2007	$31.90	$24.67	155,081
01/01/2008 to 12/31/2008	$24.67	$15.86	111,995
01/01/2009 to 12/31/2009	$15.86	$20.71	96,981
01/01/2010 to 12/31/2010	$20.71	$26.39	88,762
01/01/2011 to 12/31/2011	$26.39	$27.85	75,280
01/01/2012 to 12/31/2012	$27.85	$31.80	92,654
01/01/2013 to 12/31/2013	$31.80	$32.47	76,651
01/01/2014 to 12/31/2014	$32.47	$42.08	61,673
01/01/2015 to 12/31/2015	$42.08	$43.68	60,999

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Large-Cap Value Portfolio
03/19/2007 to 12/31/2007	$28.49	$29.91	507,472
01/01/2008 to 12/31/2008	$29.91	$17.56	379,447
01/01/2009 to 12/31/2009	$17.56	$20.72	266,028
01/01/2010 to 12/31/2010	$20.72	$23.16	214,419
01/01/2011 to 12/31/2011	$23.16	$21.66	193,150
01/01/2012 to 12/31/2012	$21.66	$25.66	182,309
01/01/2013 to 12/31/2013	$25.66	$33.93	177,804
01/01/2014 to 12/31/2014	$33.93	$38.00	225,380
01/01/2015 to 12/31/2015	$38.00	$35.88	307,497

AST Goldman Sachs Mid-Cap Growth Portfolio
03/19/2007 to 12/31/2007	$4.77	$5.43	362,040
01/01/2008 to 12/31/2008	$5.43	$3.18	295,139
01/01/2009 to 12/31/2009	$3.18	$4.95	301,894
01/01/2010 to 12/31/2010	$4.95	$5.87	288,663
01/01/2011 to 12/31/2011	$5.87	$5.64	242,754
01/01/2012 to 12/31/2012	$5.64	$6.68	295,653
01/01/2013 to 12/31/2013	$6.68	$8.74	280,627
01/01/2014 to 12/31/2014	$8.74	$9.65	303,027
01/01/2015 to 12/31/2015	$9.65	$9.01	805,485

AST Herndon Large-Cap Value Portfolio
03/19/2007 to 12/31/2007	$14.65	$14.77	205,376
01/01/2008 to 12/31/2008	$14.77	$9.17	175,827
01/01/2009 to 12/31/2009	$9.17	$10.73	110,665
01/01/2010 to 12/31/2010	$10.73	$11.95	84,321
01/01/2011 to 12/31/2011	$11.95	$11.77	70,324
01/01/2012 to 12/31/2012	$11.77	$13.21	70,906
01/01/2013 to 12/31/2013	$13.21	$17.61	70,433
01/01/2014 to 12/31/2014	$17.61	$17.71	71,306
01/01/2015 to 12/31/2015	$17.71	$16.47	68,125

AST International Growth Portfolio
03/19/2007 to 12/31/2007	$22.26	$26.40	715,857
01/01/2008 to 12/31/2008	$26.40	$13.01	552,699
01/01/2009 to 12/31/2009	$13.01	$17.42	377,357
01/01/2010 to 12/31/2010	$17.42	$19.75	307,090
01/01/2011 to 12/31/2011	$19.75	$17.03	256,898
01/01/2012 to 12/31/2012	$17.03	$20.29	244,689
01/01/2013 to 12/31/2013	$20.29	$23.91	227,893
01/01/2014 to 12/31/2014	$23.91	$22.37	244,156
01/01/2015 to 12/31/2015	$22.37	$22.84	237,935

AST International Value Portfolio
03/19/2007 to 12/31/2007	$20.79	$23.92	246,638
01/01/2008 to 12/31/2008	$23.92	$13.26	126,470
01/01/2009 to 12/31/2009	$13.26	$17.13	165,528
01/01/2010 to 12/31/2010	$17.13	$18.84	155,007
01/01/2011 to 12/31/2011	$18.84	$16.31	132,978
01/01/2012 to 12/31/2012	$16.31	$18.84	69,926
01/01/2013 to 12/31/2013	$18.84	$22.29	59,140
01/01/2014 to 12/31/2014	$22.29	$20.59	60,486
01/01/2015 to 12/31/2015	$20.59	$20.55	55,206

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
03/19/2007 to 12/31/2007	$24.10	$26.09	233,797
01/01/2008 to 12/31/2008	$26.09	$15.14	128,075
01/01/2009 to 12/31/2009	$15.14	$20.37	111,338
01/01/2010 to 12/31/2010	$20.37	$21.61	99,329
01/01/2011 to 12/31/2011	$21.61	$19.43	88,820
01/01/2012 to 12/31/2012	$19.43	$23.46	106,686
01/01/2013 to 12/31/2013	$23.46	$26.79	85,086
01/01/2014 to 12/31/2014	$26.79	$24.83	91,810
01/01/2015 to 12/31/2015	$24.83	$23.90	105,108

AST Large-Cap Value Portfolio
03/19/2007 to 12/31/2007	$26.11	$25.41	451,318
01/01/2008 to 12/31/2008	$25.41	$14.72	267,385
01/01/2009 to 12/31/2009	$14.72	$17.40	205,587
01/01/2010 to 12/31/2010	$17.40	$19.50	184,694
01/01/2011 to 12/31/2011	$19.50	$18.50	150,135
01/01/2012 to 12/31/2012	$18.50	$21.40	129,302
01/01/2013 to 12/31/2013	$21.40	$29.63	125,403
01/01/2014 to 12/31/2014	$29.63	$33.37	125,702
01/01/2015 to 12/31/2015	$33.37	$30.45	110,236

AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2007 to 12/31/2007	$19.69	$22.29	971,315
01/01/2008 to 12/31/2008	$22.29	$12.43	710,826
01/01/2009 to 12/31/2009	$12.43	$15.97	454,565
01/01/2010 to 12/31/2010	$15.97	$18.93	364,357
01/01/2011 to 12/31/2011	$18.93	$18.57	314,477
01/01/2012 to 12/31/2012	$18.57	$20.64	298,859
01/01/2013 to 12/31/2013	$20.64	$27.92	283,764
01/01/2014 to 12/31/2014	$27.92	$30.57	483,667
01/01/2015 to 12/31/2015	$30.57	$33.31	453,208

AST Lord Abbett Core Fixed Income Portfolio
03/19/2007 to 12/31/2007	$14.26	$14.68	220,080
01/01/2008 to 12/31/2008	$14.68	$11.16	140,679
01/01/2009 to 12/31/2009	$11.16	$14.87	152,690
01/01/2010 to 12/31/2010	$14.87	$16.69	119,402
01/01/2011 to 12/31/2011	$16.69	$18.20	95,056
01/01/2012 to 12/31/2012	$18.20	$19.09	125,238
01/01/2013 to 12/31/2013	$19.09	$18.52	176,423
01/01/2014 to 12/31/2014	$18.52	$19.51	186,315
01/01/2015 to 12/31/2015	$19.51	$19.20	238,289

AST MFS Growth Portfolio
03/19/2007 to 12/31/2007	$8.71	$9.99	385,830
01/01/2008 to 12/31/2008	$9.99	$6.30	283,991
01/01/2009 to 12/31/2009	$6.30	$7.75	357,512
01/01/2010 to 12/31/2010	$7.75	$8.65	303,538
01/01/2011 to 12/31/2011	$8.65	$8.52	270,926
01/01/2012 to 12/31/2012	$8.52	$9.87	195,704
01/01/2013 to 12/31/2013	$9.87	$13.36	147,093
01/01/2014 to 12/31/2014	$13.36	$14.38	157,123
01/01/2015 to 12/31/2015	$14.38	$15.26	169,019

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Mid-Cap Value Portfolio
03/19/2007 to 12/31/2007	$14.11	$14.12	123,018
01/01/2008 to 12/31/2008	$14.12	$8.65	81,270
01/01/2009 to 12/31/2009	$8.65	$11.89	67,540
01/01/2010 to 12/31/2010	$11.89	$14.55	63,900
01/01/2011 to 12/31/2011	$14.55	$13.91	39,508
01/01/2012 to 12/31/2012	$13.91	$16.30	57,927
01/01/2013 to 12/31/2013	$16.30	$21.37	35,635
01/01/2014 to 12/31/2014	$21.37	$24.32	39,075
01/01/2015 to 12/31/2015	$24.32	$22.49	34,907

AST Money Market Portfolio
03/19/2007 to 12/31/2007	$13.73	$14.14	2,274,112
01/01/2008 to 12/31/2008	$14.14	$14.35	2,934,205
01/01/2009 to 12/31/2009	$14.35	$14.25	1,421,640
01/01/2010 to 12/31/2010	$14.25	$14.11	1,176,323
01/01/2011 to 12/31/2011	$14.11	$13.97	824,499
01/01/2012 to 12/31/2012	$13.97	$13.83	713,101
01/01/2013 to 12/31/2013	$13.83	$13.69	710,651
01/01/2014 to 12/31/2014	$13.69	$13.55	1,050,285
01/01/2015 to 12/31/2015	$13.55	$13.42	966,611

AST Neuberger Berman Mid-Cap Growth Portfolio
03/19/2007 to 12/31/2007	$25.39	$29.67	403,400
01/01/2008 to 12/31/2008	$29.67	$16.69	258,551
01/01/2009 to 12/31/2009	$16.69	$21.45	202,478
01/01/2010 to 12/31/2010	$21.45	$27.32	181,262
01/01/2011 to 12/31/2011	$27.32	$27.50	154,240
01/01/2012 to 12/31/2012	$27.50	$30.60	127,169
01/01/2013 to 12/31/2013	$30.60	$40.17	109,479
01/01/2014 to 12/31/2014	$40.17	$42.93	105,092
01/01/2015 to 10/16/2015	$42.93	$44.25	0

AST Neuberger Berman Small-Cap Growth Portfolio
03/19/2007 to 12/31/2007	$10.58	$12.29	291,364
01/01/2008 to 12/31/2008	$12.29	$6.99	185,040
01/01/2009 to 12/31/2009	$6.99	$8.48	130,897
01/01/2010 to 12/31/2010	$8.48	$10.10	108,496
01/01/2011 to 04/29/2011	$10.10	$11.35	0

AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2007 to 12/31/2007	$35.44	$35.87	379,524
01/01/2008 to 12/31/2008	$35.87	$20.51	269,632
01/01/2009 to 12/31/2009	$20.51	$28.55	181,892
01/01/2010 to 12/31/2010	$28.55	$34.89	147,445
01/01/2011 to 12/31/2011	$34.89	$33.69	125,064
01/01/2012 to 12/31/2012	$33.69	$39.06	118,486
01/01/2013 to 12/31/2013	$39.06	$54.91	108,908
01/01/2014 to 12/31/2014	$54.91	$62.11	125,689
01/01/2015 to 12/31/2015	$62.11	$58.02	124,582

AST Preservation Asset Allocation Portfolio
03/19/2007 to 12/31/2007	$10.79	$11.55	89,895
01/01/2008 to 12/31/2008	$11.55	$9.21	152,701
01/01/2009 to 12/31/2009	$9.21	$10.94	182,513
01/01/2010 to 12/31/2010	$10.94	$11.98	203,990
01/01/2011 to 12/31/2011	$11.98	$11.98	173,004
01/01/2012 to 12/31/2012	$11.98	$13.09	274,996
01/01/2013 to 12/31/2013	$13.09	$14.15	348,267
01/01/2014 to 12/31/2014	$14.15	$14.82	425,734
01/01/2015 to 12/31/2015	$14.82	$14.69	503,132

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
03/19/2007 to 12/31/2007	$12.62	$13.64	189,572
01/01/2008 to 12/31/2008	$13.64	$7.55	125,578
01/01/2009 to 12/31/2009	$7.55	$9.92	89,622
01/01/2010 to 12/31/2010	$9.92	$13.01	81,914
01/01/2011 to 12/31/2011	$13.01	$11.19	137,269
01/01/2012 to 12/31/2012	$11.19	$13.30	130,099
01/01/2013 to 12/31/2013	$13.30	$18.55	126,485
01/01/2014 to 12/31/2014	$18.55	$19.27	145,335
01/01/2015 to 12/31/2015	$19.27	$19.33	147,432

AST Small-Cap Growth Portfolio
03/19/2007 to 12/31/2007	$17.47	$18.11	238,483
01/01/2008 to 12/31/2008	$18.11	$11.66	196,511
01/01/2009 to 12/31/2009	$11.66	$15.45	165,746
01/01/2010 to 12/31/2010	$15.45	$20.87	138,847
01/01/2011 to 12/31/2011	$20.87	$20.46	118,573
01/01/2012 to 12/31/2012	$20.46	$22.72	122,406
01/01/2013 to 12/31/2013	$22.72	$30.40	97,212
01/01/2014 to 12/31/2014	$30.40	$31.25	88,416
01/01/2015 to 12/31/2015	$31.25	$31.18	88,541

AST Small-Cap Value Portfolio
03/19/2007 to 12/31/2007	$25.10	$23.42	357,717
01/01/2008 to 12/31/2008	$23.42	$16.30	265,536
01/01/2009 to 12/31/2009	$16.30	$20.49	179,703
01/01/2010 to 12/31/2010	$20.49	$25.56	142,958
01/01/2011 to 12/31/2011	$25.56	$23.79	125,180
01/01/2012 to 12/31/2012	$23.79	$27.83	104,650
01/01/2013 to 12/31/2013	$27.83	$37.86	104,841
01/01/2014 to 12/31/2014	$37.86	$39.45	128,407
01/01/2015 to 12/31/2015	$39.45	$37.37	128,308

AST T. Rowe Price Equity Income Portfolio
03/19/2007 to 12/31/2007	$15.28	$14.85	396,679
01/01/2008 to 12/31/2008	$14.85	$8.54	201,923
01/01/2009 to 12/31/2009	$8.54	$10.47	124,152
01/01/2010 to 12/31/2010	$10.47	$11.74	109,186
01/01/2011 to 12/31/2011	$11.74	$11.43	78,033
01/01/2012 to 12/31/2012	$11.43	$13.27	174,018
01/01/2013 to 12/31/2013	$13.27	$17.03	99,497
01/01/2014 to 12/31/2014	$17.03	$18.12	123,842
01/01/2015 to 10/16/2015	$18.12	$16.89	0

AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2007 to 12/31/2007	$15.60	$16.92	156,491
01/01/2008 to 12/31/2008	$16.92	$9.96	118,069
01/01/2009 to 12/31/2009	$9.96	$15.12	139,111
01/01/2010 to 12/31/2010	$15.12	$17.33	91,822
01/01/2011 to 12/31/2011	$17.33	$16.87	92,278
01/01/2012 to 12/31/2012	$16.87	$19.63	117,823
01/01/2013 to 12/31/2013	$19.63	$28.00	106,243
01/01/2014 to 12/31/2014	$28.00	$30.03	124,055
01/01/2015 to 12/31/2015	$30.03	$32.58	159,880

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Templeton Global Bond Portfolio
03/19/2007 to 12/31/2007	$15.17	$16.31	195,478
01/01/2008 to 12/31/2008	$16.31	$15.75	157,502
01/01/2009 to 12/31/2009	$15.75	$17.49	152,843
01/01/2010 to 12/31/2010	$17.49	$18.30	130,474
01/01/2011 to 12/31/2011	$18.30	$18.87	127,285
01/01/2012 to 12/31/2012	$18.87	$19.66	130,910
01/01/2013 to 12/31/2013	$19.66	$18.73	127,379
01/01/2014 to 12/31/2014	$18.73	$18.65	144,106
01/01/2015 to 12/31/2015	$18.65	$17.61	142,199

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$10.00	$9.99	5,043
01/01/2008 to 12/31/2008	$9.99	$9.37	57,790
01/01/2009 to 12/31/2009	$9.37	$10.36	14,693
01/01/2010 to 12/31/2010	$10.36	$11.05	13,807
01/01/2011 to 12/31/2011	$11.05	$11.60	26,245
01/01/2012 to 12/31/2012	$11.60	$12.39	38,757
01/01/2013 to 12/31/2013	$12.39	$12.08	28,282
01/01/2014 to 12/31/2014	$12.08	$12.82	64,295
01/01/2015 to 12/31/2015	$12.82	$12.85	107,742

Evergreen VA International Equity Fund
03/19/2007 to 12/31/2007	$17.30	$19.67	52,809
01/01/2008 to 12/31/2008	$19.67	$11.40	35,866
01/01/2009 to 12/31/2009	$11.40	$13.08	27,089
01/01/2010 to 07/16/2010	$13.08	$12.47	0

Evergreen VA Omega Fund
03/19/2007 to 12/31/2007	$10.48	$11.77	5,307
01/01/2008 to 12/31/2008	$11.77	$8.49	6,360
01/01/2009 to 12/31/2009	$8.49	$12.10	13,022
01/01/2010 to 07/16/2010	$12.10	$11.34	0

Wells Fargo VT International Equity Fund - Class 1 formerly, Wells Fargo Advantage VT International Equity Portfolio Share Class 1
07/16/2010* to 12/31/2010	$12.49	$15.14	24,499
01/01/2011 to 12/31/2011	$15.14	$13.07	29,906
01/01/2012 to 12/31/2012	$13.07	$14.71	29,228
01/01/2013 to 12/31/2013	$14.71	$17.47	30,007
01/01/2014 to 12/31/2014	$17.47	$16.38	24,619
01/01/2015 to 12/31/2015	$16.38	$16.59	24,849

Wells Fargo VT Omega Growth Fund - Class 1 formerly, Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
07/16/2010* to 12/31/2010	$11.34	$14.34	6,844
01/01/2011 to 12/31/2011	$14.34	$13.44	14,852
01/01/2012 to 12/31/2012	$13.44	$16.07	10,531
01/01/2013 to 12/31/2013	$16.07	$22.30	9,762
01/01/2014 to 12/31/2014	$22.30	$22.98	17,102
01/01/2015 to 12/31/2015	$22.98	$23.12	12,954

*	Denotes the start date of these sub-accounts

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Money Market Portfolio	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$750,608,769	$593,643,974	$—	$653,394,900	$172,079,398
Net Assets	$750,608,769	$593,643,974	$—	$653,394,900	$172,079,398

NET ASSETS, representing:
Accumulation units	$750,608,769	$593,643,974	$—	$653,394,900	$172,079,398
	$750,608,769	$593,643,974	$—	$653,394,900	$172,079,398

Units outstanding	36,629,087	28,516,315	—	59,878,424	4,444,559

Portfolio shares held	29,563,165	24,260,072	—	653,394,900	16,562,021
Portfolio net asset value per share	$25.39	$24.47	$—	$1.00	$10.39
Investment in portfolio shares, at cost	$552,532,531	$396,987,805	$—	$653,394,900	$132,824,930

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Money Market Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	10/16/2015**	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	10,869,100	10,050,035	13,393,470	10,026,333	2,843,903

NET INVESTMENT INCOME (LOSS)	(10,869,100)	(10,050,035)	(13,393,470)	(10,026,333)	(2,843,903)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	67,194,725	58,234,577	187,280,529	—	22,283,852
Net change in unrealized gain (loss) on investments	(98,460,981)	(5,762,318)	(200,677,835)	—	(15,844,665)
NET GAIN (LOSS) ON INVESTMENTS	(31,266,255)	52,472,259	(13,397,305)	—	6,439,188

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(42,135,355)	$42,422,223	$(26,790,775)	$(10,026,333)	$3,595,285

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$945,927,319	$92,795,672	$183,208,987	$246,195,291	$83,288,055
Net Assets	$945,927,319	$92,795,672	$183,208,987	$246,195,291	$83,288,055

NET ASSETS, representing:
Accumulation units	$945,927,319	$92,795,672	$183,208,987	$246,195,291	$83,288,055
	$945,927,319	$92,795,672	$183,208,987	$246,195,291	$83,288,055

Units outstanding	60,204,792	5,580,895	9,406,766	11,343,915	3,743,415

Portfolio shares held	57,608,241	7,581,346	22,562,683	17,073,182	4,365,202
Portfolio net asset value per share	$16.42	$12.24	$8.12	$14.42	$19.08
Investment in portfolio shares, at cost	$758,053,722	$75,949,980	$192,105,640	$165,711,583	$68,313,988

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	18,186,880	1,780,339	3,546,995	4,553,679	1,753,077
NET INVESTMENT INCOME (LOSS)	(18,186,880)	(1,780,339)	(3,546,995)	(4,553,679)	(1,753,077)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	53,954,734	11,017,649	6,578,525	24,468,831	15,529,478
Net change in unrealized gain (loss) on investments	(54,776,821)	(17,551,123)	(13,209,895)	(18,558,777)	(22,158,787)
NET GAIN (LOSS) ON INVESTMENTS	(822,087)	(6,533,474)	(6,631,370)	5,910,054	(6,629,309)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(19,008,967)	$(8,313,814)	$(10,178,365)	$1,356,375	$(8,382,386)

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$264,744,207	$511,363,329	$192,852,919	$250,478,189	$303,985,004
Net Assets	$264,744,207	$511,363,329	$192,852,919	$250,478,189	$303,985,004

NET ASSETS, representing:
Accumulation units	$264,744,207	$511,363,329	$192,852,919	$250,478,189	$303,985,004
	$264,744,207	$511,363,329	$192,852,919	$250,478,189	$303,985,004

Units outstanding	9,216,603	40,902,305	5,760,294	14,288,463	17,421,441

Portfolio shares held	12,820,543	70,049,771	11,324,305	12,030,653	25,502,098
Portfolio net asset value per share	$20.65	$7.30	$17.03	$20.82	$11.92
Investment in portfolio shares, at cost	$180,138,766	$471,105,656	$155,210,638	$187,745,600	$293,459,704

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	4,635,652	4,950,818	3,684,055	5,248,924	4,804,960

NET INVESTMENT INCOME (LOSS)	(4,635,652)	(4,950,818)	(3,684,055)	(5,248,924)	(4,804,960)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	30,910,971	22,724,306	27,668,501	42,033,640	5,906,357
Net change in unrealized gain (loss) on investments	(43,643,033)	(41,063,633)	(40,527,359)	(65,035,474)	(7,855,131)
NET GAIN (LOSS) ON INVESTMENTS	(12,732,062)	(18,339,327)	(12,858,858)	(23,001,834)	(1,948,774)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(17,367,714)	$(23,290,145)	$(16,542,913)	$(28,250,758)	$(6,753,735)

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$969,280,316	$226,848,073	$—	$353,702,446	$150,974,430
Net Assets	$969,280,316	$226,848,073	$—	$353,702,446	$150,974,430

NET ASSETS, representing:
Accumulation units	$969,280,316	$226,848,073	$—	$353,702,446	$150,974,430
	$969,280,316	$226,848,073	$—	$353,702,446	$150,974,430

Units outstanding	40,180,315	14,227,911	—	9,487,913	6,461,320

Portfolio shares held	27,288,297	12,744,274	—	13,630,152	4,710,591
Portfolio net asset value per share	$35.52	$17.80	$—	$25.95	$32.05
Investment in portfolio shares, at cost	$630,157,994	$135,044,964	$—	$223,368,871	$125,830,186

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	10/16/2015**	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	16,490,644	3,851,447	4,030,701	6,268,934	2,604,469

NET INVESTMENT INCOME (LOSS)	(16,490,644)	(3,851,447)	(4,030,701)	(6,268,934)	(2,604,469)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	119,064,134	29,871,362	117,844,139	54,621,096	14,955,861
Net change in unrealized gain (loss) on investments	(21,465,500)	(13,214,027)	(105,848,504)	(76,459,391)	(13,942,353)
NET GAIN (LOSS) ON INVESTMENTS	97,598,634	16,657,335	11,995,635	(21,838,294)	1,013,508

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$81,107,990	$12,805,888	$7,964,934	$(28,107,228)	$(1,590,961)

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
ASSETS
Investment in the portfolios, at fair value	$392,451,959	$1,334,242,124	$—	$166,851,883	$130,864,719
Net Assets	$392,451,959	$1,334,242,124	$—	$166,851,883	$130,864,719

NET ASSETS, representing:
Accumulation units	$392,451,959	$1,334,242,124	$—	$166,851,883	$130,864,719
	$392,451,959	$1,334,242,124	$—	$166,851,883	$130,864,719

Units outstanding	28,232,326	80,126,938	—	8,319,160	5,864,643

Portfolio shares held	37,772,085	106,398,893	—	7,667,826	7,780,304
Portfolio net asset value per share	$10.39	$12.54	$—	$21.76	$16.82
Investment in portfolio shares, at cost	$397,977,155	$1,290,084,831	$—	$120,670,270	$156,355,426

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	10/16/2015**	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	6,862,573	24,958,669	3,074,583	2,709,927	2,708,004

NET INVESTMENT INCOME (LOSS)	(6,862,573)	(24,958,669)	(3,074,583)	(2,709,927)	(2,708,004)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(944,641)	21,790,733	62,000,534	20,723,474	(5,316,315)
Net change in unrealized gain (loss) on investments	3,501,786	(52,319,974)	(76,235,616)	(15,537,500)	(30,918,586)
NET GAIN (LOSS) ON INVESTMENTS	2,557,144	(30,529,242)	(14,235,082)	5,185,974	(36,234,901)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,305,429)	$(55,487,910)	$(17,309,665)	$2,476,046	$(38,942,905)

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,500,336,839	$127,568,352	$238,559,572	$171,212,450	$160,120,800
Net Assets	$2,500,336,839	$127,568,352	$238,559,572	$171,212,450	$160,120,800

NET ASSETS, representing:
Accumulation units	$2,500,336,839	$127,568,352	$238,559,572	$171,212,450	$160,120,800
	$2,500,336,839	$127,568,352	$238,559,572	$171,212,450	$160,120,800

Units outstanding	132,311,841	8,815,857	10,587,014	9,608,790	10,711,445

Portfolio shares held	105,946,476	7,390,982	15,420,787	7,345,021	15,500,561
Portfolio net asset value per share	$23.60	$17.26	$15.47	$23.31	$10.33
Investment in portfolio shares, at cost	$2,025,617,320	$113,475,281	$205,730,198	$158,834,101	$170,909,990

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	39,000,972	2,367,755	4,310,635	2,946,538	2,923,111

NET INVESTMENT INCOME (LOSS)	(39,000,972)	(2,367,755)	(4,310,635)	(2,946,538)	(2,923,111)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	105,598,857	5,063,626	21,708,908	6,616,527	(2,901,463)
Net change in unrealized gain (loss) on investments	(108,019,414)	(4,192,695)	(26,587,307)	(12,119,051)	(6,080,474)
NET GAIN (LOSS) ON INVESTMENTS	(2,420,558)	870,930	(4,878,399)	(5,502,524)	(8,981,937)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(41,421,530)	$(1,496,824)	$(9,189,034)	$(8,449,062)	$(11,905,048)

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST International Growth Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$360,041,043	$398,201,816	$4,568,948,351	$2,234,564,398	$2,727,468,532
Net Assets	$360,041,043	$398,201,816	$4,568,948,351	$2,234,564,398	$2,727,468,532

NET ASSETS, representing:
Accumulation units	$360,041,043	$398,201,816	$4,568,948,351	$2,234,564,398	$2,727,468,532
	$360,041,043	$398,201,816	$4,568,948,351	$2,234,564,398	$2,727,468,532

Units outstanding	17,711,652	32,055,156	322,340,554	189,678,399	192,365,734

Portfolio shares held	26,165,773	31,678,744	303,181,709	176,925,131	184,662,731
Portfolio net asset value per share	$13.76	$12.57	$15.07	$12.63	$14.77
Investment in portfolio shares, at cost	$295,045,933	$358,610,017	$3,339,162,837	$1,897,597,185	$2,052,687,015

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST International Growth Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	6,487,887	7,519,174	90,555,725	48,479,732	51,049,475

NET INVESTMENT INCOME (LOSS)	(6,487,887)	(7,519,174)	(90,555,725)	(48,479,732)	(51,049,475)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	24,825,158	31,277,042	234,358,393	158,080,862	116,966,703
Net change in unrealized gain (loss) on investments	(11,968,658)	(34,654,312)	(208,514,351)	(240,034,698)	(100,392,729)
NET GAIN (LOSS) ON INVESTMENTS	12,856,500	(3,377,271)	25,844,042	(81,953,836)	16,573,974

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,368,613	$(10,896,445)	$(64,711,683)	$(130,433,568)	$(34,475,501)

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,996,296,772	$1,661,051,118	$866,072,416	$631,139,018	$646,785,194
Net Assets	$1,996,296,772	$1,661,051,118	$866,072,416	$631,139,018	$646,785,194

NET ASSETS, representing:
Accumulation units	$1,996,296,772	$1,661,051,118	$866,072,416	$631,139,018	$646,785,194
	$1,996,296,772	$1,661,051,118	$866,072,416	$631,139,018	$646,785,194

Units outstanding	146,324,290	123,286,928	75,872,352	50,179,496	55,195,058

Portfolio shares held	143,206,368	113,227,752	71,873,230	47,705,141	53,943,719
Portfolio net asset value per share	$13.94	$14.67	$12.05	$13.23	$11.99
Investment in portfolio shares, at cost	$1,654,718,823	$1,537,338,022	$738,795,438	$504,131,118	$555,878,092

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	39,232,601	18,127,384	14,099,475	11,723,932	11,852,350

NET INVESTMENT INCOME (LOSS)	(39,232,601)	(18,127,384)	(14,099,475)	(11,723,932)	(11,852,350)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	89,151,836	52,467,543	29,375,439	32,641,406	21,385,150
Net change in unrealized gain (loss) on investments	(83,355,755)	(71,890,735)	(31,404,187)	(39,403,787)	(27,301,935)
NET GAIN (LOSS) ON INVESTMENTS	5,796,082	(19,423,192)	(2,028,748)	(6,762,381)	(5,916,784)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(33,436,519)	$(37,550,576)	$(16,128,223)	$(18,486,313)	$(17,769,134)

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis® Asset Allocation Portfolio	AST Western Asset Core Plus Bond Portfolio	Davis Value Portfolio	Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	Columbia Variable Portfolio - Small Company Growth Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$—	$473,697,169	$957,103	$3,822,861	$370,951
Net Assets	$—	$473,697,169	$957,103	$3,822,861	$370,951

NET ASSETS, representing:
Accumulation units	$—	$473,697,169	$957,103	$3,822,861	$370,951
	$—	$473,697,169	$957,103	$3,822,861	$370,951

Units outstanding	—	38,843,593	60,180	172,857	13,578

Portfolio shares held	—	41,334,832	99,491	273,648	22,015
Portfolio net asset value per share	$—	$11.46	$9.62	$13.97	$16.85
Investment in portfolio shares, at cost	$—	$447,224,177	$1,047,378	$3,333,088	$259,614

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis® Asset Allocation Portfolio	AST Western Asset Core Plus Bond Portfolio	Davis Value Portfolio	Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	Columbia Variable Portfolio - Small Company Growth Fund (Class 1)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$7,824	$87,321	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	7,093,733	8,559,820	14,854	41,545	3,962

NET INVESTMENT INCOME (LOSS)	(7,093,733)	(8,559,820)	(7,030)	45,776	(3,962)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	150,989	441,908	20,056
Net realized gain (loss) on shares redeemed	117,024,233	7,789,710	53,469	54,131	9,851
Net change in unrealized gain (loss) on investments	(112,592,741)	(1,920,086)	(195,286)	(540,958)	(15,680)
NET GAIN (LOSS) ON INVESTMENTS	4,431,491	5,869,624	9,172	(44,919)	14,226

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,662,242)	$(2,690,197)	$2,141	$857	$10,264

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	NVIT Developing Markets Fund (Class II)	ProFund VP Asia 30	ProFund VP Banks	ProFund VP Bear
ASSETS
Investment in the portfolios, at fair value	$5,259,804	$34,272,707	$9,066,129	$5,067,574	$5,630,722
Net Assets	$5,259,804	$34,272,707	$9,066,129	$5,067,574	$5,630,722

NET ASSETS, representing:
Accumulation units	$5,259,804	$34,272,707	$9,066,129	$5,067,574	$5,630,722
	$5,259,804	$34,272,707	$9,066,129	$5,067,574	$5,630,722

Units outstanding	367,821	2,206,558	455,388	713,018	2,305,538

Portfolio shares held	856,646	7,110,520	190,987	281,219	607,413
Portfolio net asset value per share	$6.14	$4.82	$47.47	$18.02	$9.27
Investment in portfolio shares, at cost	$4,982,865	$42,931,920	$10,254,132	$5,138,702	$5,788,788

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	NVIT Developing Markets Fund (Class II)	ProFund VP Asia 30	ProFund VP Banks	ProFund VP Bear
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$422,498	$36,116	$9,721	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	83,629	609,933	176,742	65,601	82,735

NET INVESTMENT INCOME (LOSS)	(83,629)	(187,435)	(140,626)	(55,880)	(82,735)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	670,171	—	—
Net realized gain (loss) on shares redeemed	475,589	(767,805)	(1,102,750)	107,322	(430,881)
Net change in unrealized gain (loss) on investments	(356,760)	(6,808,037)	(849,163)	(377,816)	130,864
NET GAIN (LOSS) ON INVESTMENTS	118,829	(7,575,842)	(1,281,742)	(270,495)	(300,017)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$35,200	$(7,763,277)	$(1,422,369)	$(326,375)	$(382,751)

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP Basic Materials	ProFund VP UltraBull	ProFund VP Bull	ProFund VP Consumer Services
ASSETS
Investment in the portfolios, at fair value	$17,356,106	$6,316,915	$9,050,227	$31,490,778	$14,473,685
Net Assets	$17,356,106	$6,316,915	$9,050,227	$31,490,778	$14,473,685

NET ASSETS, representing:
Accumulation units	$17,356,106	$6,316,915	$9,050,227	$31,490,778	$14,473,685
	$17,356,106	$6,316,915	$9,050,227	$31,490,778	$14,473,685

Units outstanding	549,411	397,006	612,274	1,917,269	753,354

Portfolio shares held	251,939	131,575	648,297	776,208	242,440
Portfolio net asset value per share	$68.89	$48.01	$13.96	$40.57	$59.70
Investment in portfolio shares, at cost	$18,397,540	$7,351,397	$8,892,546	$32,017,635	$15,074,648

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP Basic Materials	ProFund VP UltraBull	ProFund VP Bull	ProFund VP Consumer Services
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$48,741	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	292,628	125,465	145,267	566,455	209,082

NET INVESTMENT INCOME (LOSS)	(292,628)	(76,724)	(145,267)	(566,455)	(209,082)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	800,406	—	1,518,134	548,564	1,711,329
Net realized gain (loss) on shares redeemed	1,406,970	(416,106)	(164,250)	1,323,788	474,116
Net change in unrealized gain (loss) on investments	(1,792,589)	(885,139)	(1,340,831)	(1,630,661)	(1,705,175)
NET GAIN (LOSS) ON INVESTMENTS	414,787	(1,301,244)	13,052	241,690	480,270

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$122,159	$(1,377,968)	$(132,216)	$(324,765)	$271,188

The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Consumer Goods Portfolio	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials	ProFund VP U.S. Government Plus
ASSETS
Investment in the portfolios, at fair value	$14,355,060	$15,917,185	$10,518,104	$15,929,007	$14,559,160
Net Assets	$14,355,060	$15,917,185	$10,518,104	$15,929,007	$14,559,160

NET ASSETS, representing:
Accumulation units	$14,355,060	$15,917,185	$10,518,104	$15,929,007	$14,559,160
	$14,355,060	$15,917,185	$10,518,104	$15,929,007	$14,559,160

Units outstanding	718,030	904,768	983,922	1,581,695	760,494

Portfolio shares held	248,486	504,987	528,814	514,669	639,963
Portfolio net asset value per share	$57.77	$31.52	$19.89	$30.95	$22.75
Investment in portfolio shares, at cost	$14,064,479	$22,662,203	$11,627,762	$15,487,833	$14,537,148

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Consumer Goods Portfolio	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials	ProFund VP U.S. Government Plus
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$128,912	$151,050	$750,807	$55,848	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	212,654	309,395	199,722	264,752	220,547

NET INVESTMENT INCOME (LOSS)	(83,742)	(158,345)	551,085	(208,904)	(220,547)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	1,910,444	—	—	—
Net realized gain (loss) on shares redeemed	1,123,099	(4,343,866)	(2,203,416)	1,723,218	1,218,009
Net change in unrealized gain (loss) on investments	(687,574)	(3,223,016)	(12,732)	(2,353,004)	(892,069)
NET GAIN (LOSS) ON INVESTMENTS	435,526	(5,656,438)	(2,216,148)	(629,786)	325,940

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$351,783	$(5,814,783)	$(1,665,063)	$(838,690)	$105,393

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Health Care	ACCESS VP High Yield Fund	ProFund VP Industrials	ProFund VP Internet	ProFund VP Japan
ASSETS
Investment in the portfolios, at fair value	$49,519,588	$8,489,213	$7,191,839	$9,886,704	$7,721,413
Net Assets	$49,519,588	$8,489,213	$7,191,839	$9,886,704	$7,721,413

NET ASSETS, representing:
Accumulation units	$49,519,588	$8,489,213	$7,191,839	$9,886,704	$7,721,413
	$49,519,588	$8,489,213	$7,191,839	$9,886,704	$7,721,413

Units outstanding	2,359,838	462,300	391,328	194,618	641,644

Portfolio shares held	737,887	308,586	123,592	119,882	706,442
Portfolio net asset value per share	$67.11	$27.51	$58.19	$82.47	$10.93
Investment in portfolio shares, at cost	$46,239,862	$8,952,220	$7,288,096	$9,458,469	$8,102,585

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Health Care	ACCESS VP High Yield Fund	ProFund VP Industrials	ProFund VP Internet	ProFund VP Japan
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$436,238	$10,793	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	934,609	154,732	150,571	98,629	152,297

NET INVESTMENT INCOME (LOSS)	(934,609)	281,506	(139,778)	(98,629)	(152,297)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	218,898	—	672,719	—
Net realized gain (loss) on shares redeemed	7,794,068	(350,558)	504,206	211,890	1,008,558
Net change in unrealized gain (loss) on investments	(5,796,880)	(460,355)	(903,582)	302,333	(727,447)
NET GAIN (LOSS) ON INVESTMENTS	1,997,188	(592,016)	(399,377)	1,186,943	281,112

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,062,579	$(310,510)	$(539,154)	$1,088,314	$128,815

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Precious Metals	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Pharmaceuticals	ProFund VP Real Estate
ASSETS
Investment in the portfolios, at fair value	$10,177,829	$21,168,706	$12,037,764	$8,013,341	$11,628,858
Net Assets	$10,177,829	$21,168,706	$12,037,764	$8,013,341	$11,628,858

NET ASSETS, representing:
Accumulation units	$10,177,829	$21,168,706	$12,037,764	$8,013,341	$11,628,858
	$10,177,829	$21,168,706	$12,037,764	$8,013,341	$11,628,858

Units outstanding	2,125,701	1,018,684	619,518	505,426	493,968

Portfolio shares held	845,335	512,187	326,581	203,024	185,735
Portfolio net asset value per share	$12.04	$41.33	$36.86	$39.47	$62.61
Investment in portfolio shares, at cost	$10,673,888	$21,903,232	$12,817,381	$8,169,250	$11,703,132

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Precious Metals	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Pharmaceuticals	ProFund VP Real Estate
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$22,311	$53,755	$80,989

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	177,865	357,518	236,463	155,425	194,074

NET INVESTMENT INCOME (LOSS)	(177,865)	(357,518)	(214,152)	(101,670)	(113,085)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	4,039,257	801,578	271,762	—
Net realized gain (loss) on shares redeemed	(6,391,173)	(3,105,551)	(1,046,061)	763,925	1,365,084
Net change in unrealized gain (loss) on investments	2,187,431	(1,309,461)	(1,163,386)	(642,007)	(1,361,496)
NET GAIN (LOSS) ON INVESTMENTS	(4,203,741)	(375,755)	(1,407,869)	393,679	3,589

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,381,606)	$(733,273)	$(1,622,021)	$292,010	$(109,497)

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Rising Rates Opportunity	ProFund VP NASDAQ-100	ProFund VP Semiconductor	ProFund VP Small-Cap Growth	ProFund VP Short Mid-Cap
ASSETS
Investment in the portfolios, at fair value	$7,626,844	$28,860,228	$1,975,264	$21,607,779	$498,338
Net Assets	$7,626,844	$28,860,228	$1,975,264	$21,607,779	$498,338

NET ASSETS, representing:
Accumulation units	$7,626,844	$28,860,228	$1,975,264	$21,607,779	$498,338
	$7,626,844	$28,860,228	$1,975,264	$21,607,779	$498,338

Units outstanding	4,212,771	1,741,109	196,386	950,534	244,670

Portfolio shares held	1,366,818	886,371	64,509	647,909	72,014
Portfolio net asset value per share	$5.58	$32.56	$30.62	$33.35	$6.92
Investment in portfolio shares, at cost	$7,684,177	$29,108,022	$1,946,811	$22,456,385	$488,419

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Rising Rates Opportunity	ProFund VP NASDAQ-100	ProFund VP Semiconductor	ProFund VP Small-Cap Growth	ProFund VP Short Mid-Cap
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$15,545	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	141,167	376,479	30,610	382,129	5,241

NET INVESTMENT INCOME (LOSS)	(141,167)	(376,479)	(15,065)	(382,129)	(5,241)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	3,185,457	65,150	3,747,819	—
Net realized gain (loss) on shares redeemed	(1,213,452)	(185,352)	(225,138)	(2,043,737)	(26,497)
Net change in unrealized gain (loss) on investments	660,206	(908,486)	(98,442)	(1,841,455)	24,965
NET GAIN (LOSS) ON INVESTMENTS	(553,246)	2,091,619	(258,431)	(137,373)	(1,532)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(694,413)	$1,715,140	$(273,495)	$(519,502)	$(6,773)

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap Value	ProFund VP Technology	ProFund VP Telecommunications
ASSETS
Investment in the portfolios, at fair value	$1,492,510	$539,097	$10,714,337	$6,099,901	$4,363,096
Net Assets	$1,492,510	$539,097	$10,714,337	$6,099,901	$4,363,096

NET ASSETS, representing:
Accumulation units	$1,492,510	$539,097	$10,714,337	$6,099,901	$4,363,096
	$1,492,510	$539,097	$10,714,337	$6,099,901	$4,363,096

Units outstanding	1,354,774	271,611	608,229	598,475	453,110

Portfolio shares held	87,795	27,918	298,450	220,134	512,702
Portfolio net asset value per share	$17.00	$19.31	$35.90	$27.71	$8.51
Investment in portfolio shares, at cost	$1,482,050	$538,498	$11,855,425	$5,946,653	$4,505,398

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap Value	ProFund VP Technology	ProFund VP Telecommunications
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$94,609

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	22,337	11,623	233,527	76,961	83,381

NET INVESTMENT INCOME (LOSS)	(22,337)	(11,623)	(233,527)	(76,961)	11,227

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	1,377,362	—	—
Net realized gain (loss) on shares redeemed	(523,506)	(13,007)	(1,315,163)	422,751	(63,311)
Net change in unrealized gain (loss) on investments	84,452	21,620	(1,657,294)	(382,248)	56,471
NET GAIN (LOSS) ON INVESTMENTS	(439,054)	8,613	(1,595,096)	40,503	(6,840)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(461,391)	$(3,011)	$(1,828,623)	$(36,458)	$4,388

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Utilities	ProFund VP Large-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$19,479,832	$43,080,738	$7,044,399	$19,082,264	$24,975,148
Net Assets	$19,479,832	$43,080,738	$7,044,399	$19,082,264	$24,975,148

NET ASSETS, representing:
Accumulation units	$19,479,832	$43,080,738	$7,044,399	$19,082,264	$24,975,148
	$19,479,832	$43,080,738	$7,044,399	$19,082,264	$24,975,148

Units outstanding	790,075	7,828,013	439,383	1,068,510	1,412,365

Portfolio shares held	391,554	618,177	390,055	481,511	420,599
Portfolio net asset value per share	$49.75	$69.69	$18.06	$39.63	$59.38
Investment in portfolio shares, at cost	$20,580,702	$40,987,735	$7,215,259	$19,797,591	$24,802,414

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$548,449	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	247,590	520,955	132,223	380,813	380,899

NET INVESTMENT INCOME (LOSS)	(247,590)	(520,955)	(132,223)	167,636	(380,899)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,923,807	5,588,947	317,179	125,095	—
Net realized gain (loss) on shares redeemed	(3,477,733)	1,864,874	(670,388)	1,841,880	2,605,994
Net change in unrealized gain (loss) on investments	(1,245,170)	(1,610,229)	(657,554)	(4,793,019)	(1,859,545)
NET GAIN (LOSS) ON INVESTMENTS	(1,799,096)	5,843,592	(1,010,764)	(2,826,043)	746,449

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,046,686)	$5,322,638	$(1,142,987)	$(2,658,407)	$365,550

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Large-Cap Value	Rydex VT Nova	Rydex VT NASDAQ-100	Rydex VT Inverse S&P 500 Strategy	Invesco V.I. Global Health Care Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$15,187,850	$1,334,268	$9,017,676	$32,384	$46,870,806
Net Assets	$15,187,850	$1,334,268	$9,017,676	$32,384	$46,870,806

NET ASSETS, representing:
Accumulation units	$15,187,850	$1,334,268	$9,017,676	$32,384	$46,870,806
	$15,187,850	$1,334,268	$9,017,676	$32,384	$46,870,806

Units outstanding	1,110,917	125,458	630,834	11,148	1,698,136

Portfolio shares held	417,249	8,618	263,983	2,030	1,476,246
Portfolio net asset value per share	$36.40	$154.82	$34.16	$15.95	$31.75
Investment in portfolio shares, at cost	$15,494,142	$657,642	$5,659,858	$73,749	$42,674,976

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Large-Cap Value	Rydex VT Nova	Rydex VT NASDAQ-100	Rydex VT Inverse S&P 500 Strategy	Invesco V.I. Global Health Care Fund (Series I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$185,732	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	257,757	21,192	131,404	483	807,341

NET INVESTMENT INCOME (LOSS)	(72,025)	(21,192)	(131,404)	(483)	(807,341)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	607,001	—	4,967,020
Net realized gain (loss) on shares redeemed	1,081,489	195,362	530,178	(10,806)	8,227,400
Net change in unrealized gain (loss) on investments	(1,995,705)	(211,965)	(389,875)	9,198	(12,224,159)
NET GAIN (LOSS) ON INVESTMENTS	(914,216)	(16,603)	747,305	(1,608)	970,262

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(986,240)	$(37,795)	$615,901	$(2,092)	$162,921

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT Index Asset Allocation Fund (Class 2)	Wells Fargo VT International Equity Portfolio (Class 2)	Wells Fargo VT Small Cap Growth Portfolio (Class 2)	Wells Fargo VT Total Return Bond (Class 2)
ASSETS
Investment in the portfolios, at fair value	$20,671,650	$23,199,730	$372,383	$1,384,091	$2,828,744
Net Assets	$20,671,650	$23,199,730	$372,383	$1,384,091	$2,828,744

NET ASSETS, representing:
Accumulation units	$20,671,650	$23,199,730	$372,383	$1,384,091	$2,828,744
	$20,671,650	$23,199,730	$372,383	$1,384,091	$2,828,744

Units outstanding	2,189,262	593,272	44,441	72,383	151,868

Portfolio shares held	1,097,804	1,256,076	76,939	161,693	272,256
Portfolio net asset value per share	$18.83	$18.47	$4.84	$8.56	$10.39
Investment in portfolio shares, at cost	$18,698,335	$15,894,222	$388,715	$1,211,287	$2,814,211

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT Index Asset Allocation Fund (Class 2)	Wells Fargo VT International Equity Portfolio (Class 2)	Wells Fargo VT Small Cap Growth Portfolio (Class 2)	Wells Fargo VT Total Return Bond (Class 2)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$259,474	$16,442	$—	$40,641

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	292,509	359,402	6,433	22,739	44,719

NET INVESTMENT INCOME (LOSS)	(292,509)	(99,928)	10,009	(22,739)	(4,077)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,074,638	—	—	198,540	—
Net realized gain (loss) on shares redeemed	1,230,322	1,446,297	37,507	111,728	54,721
Net change in unrealized gain (loss) on investments	(1,931,006)	(1,364,912)	(27,879)	(338,036)	(86,731)
NET GAIN (LOSS) ON INVESTMENTS	1,373,953	81,385	9,628	(27,768)	(32,010)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,081,445	$(18,544)	$19,636	$(50,507)	$(36,088)

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Investment Grade Bond Portfolio	AST Bond Portfolio 2015
ASSETS
Investment in the portfolios, at fair value	$1,202,190,083	$3,024,795,758	$1,778,421,212	$1,657,179,278	$—
Net Assets	$1,202,190,083	$3,024,795,758	$1,778,421,212	$1,657,179,278	$—

NET ASSETS, representing:
Accumulation units	$1,202,190,083	$3,024,795,758	$1,778,421,212	$1,657,179,278	$—
	$1,202,190,083	$3,024,795,758	$1,778,421,212	$1,657,179,278	$—

Units outstanding	100,567,282	248,775,340	124,458,773	110,487,858	—

Portfolio shares held	98,298,453	233,035,112	118,089,058	240,170,910	—
Portfolio net asset value per share	$12.23	$12.98	$15.06	$6.90	$—
Investment in portfolio shares, at cost	$969,006,529	$2,684,045,482	$1,348,385,072	$1,663,978,051	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Investment Grade Bond Portfolio	AST Bond Portfolio 2015
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	23,616,536	43,148,201	35,119,052	15,281,077	317,934

NET INVESTMENT INCOME (LOSS)	(23,616,536)	(43,148,201)	(35,119,052)	(15,281,077)	(317,934)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	51,487,444	143,195,038	105,688,838	23,568,034	(991,821)
Net change in unrealized gain (loss) on investments	(37,087,797)	(171,227,534)	(89,877,661)	(12,877,592)	959,605
NET GAIN (LOSS) ON INVESTMENTS	14,399,647	(28,032,496)	15,811,177	10,690,442	(32,215)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(9,216,890)	$(71,180,697)	$(19,307,875)	$(4,590,635)	$(350,150)

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Bond Portfolio 2016
ASSETS
Investment in the portfolios, at fair value	$58,243,793	$53,875,751	$38,841,319	$89,178,843	$38,049,860
Net Assets	$58,243,793	$53,875,751	$38,841,319	$89,178,843	$38,049,860

NET ASSETS, representing:
Accumulation units	$58,243,793	$53,875,751	$38,841,319	$89,178,843	$38,049,860
	$58,243,793	$53,875,751	$38,841,319	$89,178,843	$38,049,860

Units outstanding	4,489,896	4,096,813	2,971,129	11,384,861	3,661,154

Portfolio shares held	4,681,977	5,190,342	3,467,975	12,525,118	4,383,624
Portfolio net asset value per share	$12.44	$10.38	$11.20	$7.12	$8.68
Investment in portfolio shares, at cost	$56,418,499	$52,218,606	$35,942,690	$108,280,328	$38,250,984

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Bond Portfolio 2016
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,313,352	1,106,404	744,680	1,872,598	489,521

NET INVESTMENT INCOME (LOSS)	(1,313,352)	(1,106,404)	(744,680)	(1,872,598)	(489,521)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	359,046	1,564,230	2,932,112	(3,543,982)	86,071
Net change in unrealized gain (loss) on investments	291,890	(861,184)	(3,382,107)	(17,432,881)	(264,494)
NET GAIN (LOSS) ON INVESTMENTS	650,936	703,046	(449,995)	(20,976,863)	(178,423)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(662,416)	$(403,358)	$(1,194,675)	$(22,849,461)	$(667,944)

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017	AST Bond Portfolio 2021
ASSETS
Investment in the portfolios, at fair value	$125,484,926	$22,136,398	$71,740,219	$28,076,857	$161,963,228
Net Assets	$125,484,926	$22,136,398	$71,740,219	$28,076,857	$161,963,228

NET ASSETS, representing:
Accumulation units	$125,484,926	$22,136,398	$71,740,219	$28,076,857	$161,963,228
	$125,484,926	$22,136,398	$71,740,219	$28,076,857	$161,963,228

Units outstanding	11,369,285	1,413,389	3,588,780	2,512,806	12,539,102

Portfolio shares held	18,869,914	1,272,938	3,092,251	2,322,321	11,349,911
Portfolio net asset value per share	$6.65	$17.39	$23.20	$12.09	$14.27
Investment in portfolio shares, at cost	$123,688,634	$22,770,716	$63,933,636	$27,874,802	$160,864,563

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017	AST Bond Portfolio 2021
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,428,632	434,840	924,416	565,878	3,032,985

NET INVESTMENT INCOME (LOSS)	(2,428,632)	(434,840)	(924,416)	(565,878)	(3,032,985)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,416,868	3,629,760	4,944,052	301,552	5,235,701
Net change in unrealized gain (loss) on investments	(3,158,530)	(4,920,458)	(366,735)	(264,093)	(2,051,995)
NET GAIN (LOSS) ON INVESTMENTS	2,258,338	(1,290,698)	4,577,317	37,459	3,183,706

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(170,294)	$(1,725,538)	$3,652,900	$(528,419)	$150,722

The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT Intrinsic Value Portfolio (Class 2)	Wells Fargo VT Omega Growth Portfolio (Class 2)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
ASSETS
Investment in the portfolios, at fair value	$14,128,654	$2,291,470	$786,820	$19,870,730	$12,072,105
Net Assets	$14,128,654	$2,291,470	$786,820	$19,870,730	$12,072,105

NET ASSETS, representing:
Accumulation units	$14,128,654	$2,291,470	$786,820	$19,870,730	$12,072,105
	$14,128,654	$2,291,470	$786,820	$19,870,730	$12,072,105

Units outstanding	791,430	120,277	62,313	954,620	708,305

Portfolio shares held	809,201	101,662	79,157	852,821	1,387,598
Portfolio net asset value per share	$17.46	$22.54	$9.94	$23.30	$8.70
Investment in portfolio shares, at cost	$12,738,380	$2,400,454	$648,951	$23,245,717	$13,621,560

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT Intrinsic Value Portfolio (Class 2)	Wells Fargo VT Omega Growth Portfolio (Class 2)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$134,629	$—	$5,145	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	226,760	36,166	12,952	326,016	204,559

NET INVESTMENT INCOME (LOSS)	(92,131)	(36,166)	(7,807)	(326,016)	(204,559)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,233,175	430,067	—	3,640,961	1,787,951
Net realized gain (loss) on shares redeemed	1,363,826	121,440	53,451	395,044	744,163
Net change in unrealized gain (loss) on investments	(3,787,142)	(507,943)	(159,361)	(3,689,632)	(2,959,961)
NET GAIN (LOSS) ON INVESTMENTS	(190,141)	43,564	(105,909)	346,372	(427,848)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(282,272)	$7,398	$(113,717)	$20,356	$(632,406)

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT International Equity Portfolio (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Invesco V.I. Diversified Dividend Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$15,263,376	$112,131,371	$137,293,842	$121,568,965	$24,412,637
Net Assets	$15,263,376	$112,131,371	$137,293,842	$121,568,965	$24,412,637

NET ASSETS, representing:
Accumulation units	$15,263,376	$112,131,371	$137,293,842	$121,568,965	$24,412,637
	$15,263,376	$112,131,371	$137,293,842	$121,568,965	$24,412,637

Units outstanding	917,713	9,448,178	11,025,818	11,269,993	1,578,399

Portfolio shares held	3,166,676	8,527,100	10,330,613	10,444,069	1,049,103
Portfolio net asset value per share	$4.82	$13.15	$13.29	$11.64	$23.27
Investment in portfolio shares, at cost	$15,856,035	$111,920,835	$127,983,105	$113,118,081	$21,759,710

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT International Equity Portfolio (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Invesco V.I. Diversified Dividend Fund (Series I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$711,780	$—	$—	$—	$411,902

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	238,506	1,320,776	1,794,550	2,329,328	373,567

NET INVESTMENT INCOME (LOSS)	473,274	(1,320,776)	(1,794,550)	(2,329,328)	38,335

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(415,372)	1,443,411	1,815,866	5,980,746	2,257,244
Net change in unrealized gain (loss) on investments	8,156	(700,076)	(2,056,522)	(10,197,205)	(2,149,179)
NET GAIN (LOSS) ON INVESTMENTS	(407,216)	743,335	(240,656)	(4,216,459)	108,065

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$66,057	$(577,440)	$(2,035,205)	$(6,545,787)	$146,400

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 2)	AST Prudential Core Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$628,204	$4,895,136	$2,766,718	$4,771,715	$60,873,124
Net Assets	$628,204	$4,895,136	$2,766,718	$4,771,715	$60,873,124

NET ASSETS, representing:
Accumulation units	$628,204	$4,895,136	$2,766,718	$4,771,715	$60,873,124
	$628,204	$4,895,136	$2,766,718	$4,771,715	$60,873,124

Units outstanding	60,865	297,837	167,466	291,997	5,836,071

Portfolio shares held	60,288	378,881	110,669	190,488	5,449,698
Portfolio net asset value per share	$10.42	$12.92	$25.00	$25.05	$11.17
Investment in portfolio shares, at cost	$623,019	$2,870,851	$2,041,642	$3,371,802	$60,796,812

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 2)	AST Prudential Core Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$20,859	$—	$12,086	$7,162	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	6,976	50,997	42,434	79,168	988,306

NET INVESTMENT INCOME (LOSS)	13,883	(50,997)	(30,348)	(72,005)	(988,306)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,612	—	310,302	573,417	—
Net realized gain (loss) on shares redeemed	2,492	218,467	138,070	514,483	1,096,766
Net change in unrealized gain (loss) on investments	(14,874)	225,395	(538,924)	(1,227,821)	(1,435,997)
NET GAIN (LOSS) ON INVESTMENTS	(10,769)	443,862	(90,552)	(139,921)	(339,231)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,114	$392,865	$(120,900)	$(211,926)	$(1,327,537)

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Neuberger Berman Core Bond Portfolio	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$27,610,056	$—	$181,436,711	$855,197
Net Assets	$—	$27,610,056	$—	$181,436,711	$855,197

NET ASSETS, representing:
Accumulation units	$—	$27,610,056	$—	$181,436,711	$855,197
	$—	$27,610,056	$—	$181,436,711	$855,197

Units outstanding	—	2,739,248	—	14,933,180	93,932

Portfolio shares held	—	2,510,005	—	14,252,687	90,689
Portfolio net asset value per share	$—	$11.00	$—	$12.73	$9.43
Investment in portfolio shares, at cost	$—	$24,300,019	$—	$151,848,533	$879,288

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Neuberger Berman Core Bond Portfolio	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	10/16/2015**	10/16/2015**	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	399,929	1,171,109	16,746,404	3,227,133	12,901

NET INVESTMENT INCOME (LOSS)	(399,929)	(1,171,109)	(16,746,404)	(3,227,133)	(12,901)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,231,190	13,587,510	262,480,621	8,163,969	(65,295)
Net change in unrealized gain (loss) on investments	(937,267)	(11,516,813)	(299,975,258)	(10,619,977)	39,205
NET GAIN (LOSS) ON INVESTMENTS	293,923	2,070,697	(37,494,637)	(2,456,009)	(26,090)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(106,006)	$899,589	$(54,241,041)	$(5,683,141)	$(38,991)

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST MFS Large-Cap Value Portfolio	Invesco V.I. Mid Cap Growth Portfolio (Series I)	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$44,285,813	$14,113,944	$8,626,333	$1,596,077	$25,201,049
Net Assets	$44,285,813	$14,113,944	$8,626,333	$1,596,077	$25,201,049

NET ASSETS, representing:
Accumulation units	$44,285,813	$14,113,944	$8,626,333	$1,596,077	$25,201,049
	$44,285,813	$14,113,944	$8,626,333	$1,596,077	$25,201,049

Units outstanding	3,100,484	1,004,856	874,779	197,989	2,033,365

Portfolio shares held	2,932,835	2,623,410	821,556	190,463	1,944,525
Portfolio net asset value per share	$15.10	$5.38	$10.50	$8.38	$12.96
Investment in portfolio shares, at cost	$43,390,408	$13,164,946	$8,481,102	$1,910,769	$25,614,277

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST MFS Large-Cap Value Portfolio	Invesco V.I. Mid Cap Growth Portfolio (Series I)	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	463,205	209,000	879,117	23,258	468,712

NET INVESTMENT INCOME (LOSS)	(463,205)	(209,000)	(879,117)	(23,258)	(468,712)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	1,086,262	—	—	—
Net realized gain (loss) on shares redeemed	1,307,615	1,097,523	13,914,510	(127,241)	1,452,984
Net change in unrealized gain (loss) on investments	(1,828,839)	(1,952,076)	(11,847,746)	(180,051)	(2,565,308)
NET GAIN (LOSS) ON INVESTMENTS	(521,224)	231,708	2,066,764	(307,292)	(1,112,324)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(984,429)	$22,708	$1,187,647	$(330,551)	$(1,581,036)

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST QMA Emerging Markets Equity Portfolio	Columbia Variable Portfolio - Cash Management Fund (Class 1)	Columbia Variable Portfolio - Income Opportunities (Class 1)	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio
ASSETS
Investment in the portfolios, at fair value	$266,951	$1,006,338	$169,668	$36,366,519	$—
Net Assets	$266,951	$1,006,338	$169,668	$36,366,519	$—

NET ASSETS, representing:
Accumulation units	$266,951	$1,006,338	$169,668	$36,366,519	$—
	$266,951	$1,006,338	$169,668	$36,366,519	$—

Units outstanding	35,115	103,366	16,645	3,456,959	—

Portfolio shares held	33,791	1,006,338	21,025	3,297,055	—
Portfolio net asset value per share	$7.90	$1.00	$8.07	$11.03	$—
Investment in portfolio shares, at cost	$339,544	$1,006,338	$193,415	$36,261,393	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST QMA Emerging Markets Equity Portfolio	Columbia Variable Portfolio - Cash Management Fund (Class 1)	Columbia Variable Portfolio - Income Opportunities (Class 1)	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	10/16/2015**

INVESTMENT INCOME
Dividend income	$—	$110	$15,911	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	4,610	11,025	1,778	626,659	2,339,208

NET INVESTMENT INCOME (LOSS)	(4,610)	(10,916)	14,133	(626,659)	(2,339,208)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	1,525	—	—
Net realized gain (loss) on shares redeemed	(16,654)	—	(1,323)	1,097,048	884,644
Net change in unrealized gain (loss) on investments	(52,482)	—	(17,319)	(1,313,327)	(6,542,266)
NET GAIN (LOSS) ON INVESTMENTS	(69,136)	—	(17,118)	(216,278)	(5,657,622)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(73,746)	$(10,916)	$(2,984)	$(842,937)	$(7,996,830)

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST Bond Portfolio 2026
ASSETS
Investment in the portfolios, at fair value	$89,663,319	$3,180,314	$2,032,655	$328,078,910	$85,261,881
Net Assets	$89,663,319	$3,180,314	$2,032,655	$328,078,910	$85,261,881

NET ASSETS, representing:
Accumulation units	$89,663,319	$3,180,314	$2,032,655	$328,078,910	$85,261,881
	$89,663,319	$3,180,314	$2,032,655	$328,078,910	$85,261,881

Units outstanding	9,156,684	244,824	153,593	29,129,249	8,601,272

Portfolio shares held	8,713,636	234,709	147,081	27,945,393	8,425,087
Portfolio net asset value per share	$10.29	$13.55	$13.82	$11.74	$10.12
Investment in portfolio shares, at cost	$90,060,914	$3,082,795	$2,029,898	$323,324,365	$83,847,360

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST Bond Portfolio 2026
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/2/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,374,788	52,324	36,716	5,218,797	1,110,741

NET INVESTMENT INCOME (LOSS)	(1,374,788)	(52,324)	(36,716)	(5,218,797)	(1,110,741)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,427,328	163,641	132,999	5,844,813	649,186
Net change in unrealized gain (loss) on investments	(1,472,974)	(102,361)	(117,616)	2,223,848	1,414,521
NET GAIN (LOSS) ON INVESTMENTS	(45,647)	61,281	15,384	8,068,661	2,063,707

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,420,435)	$8,957	$(21,332)	$2,849,864	$952,966

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Money Market Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	10/16/2015**	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(10,869,100)	$(10,050,035)	$(13,393,470)	$(10,026,333)	$(2,843,903)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	67,194,725	58,234,577	187,280,529	—	22,283,852
Net change in unrealized gain (loss) on investments	(98,460,981)	(5,762,318)	(200,677,835)	—	(15,844,665)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(42,135,355)	42,422,223	(26,790,775)	(10,026,333)	3,595,285

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,953,845	1,825,694	3,197,405	11,282,624	757,474
Annuity payments	(1,276,280)	(438,506)	(88,867)	(3,474,569)	(395,345)
Surrenders, withdrawals and death benefits	(74,586,923)	(54,151,584)	(45,112,461)	(679,680,351)	(17,947,748)
Net transfers between other subaccounts
or fixed rate option	178,044,029	19,047,286	(1,004,758,142)	600,216,403	(9,674,271)
Other charges	(1,557,058)	(2,910,691)	(6,341,945)	(1,596,979)	(899,248)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	103,577,613	(36,627,802)	(1,053,104,010)	(73,252,871)	(28,159,139)

TOTAL INCREASE (DECREASE) IN NET ASSETS	61,442,258	5,794,422	(1,079,894,785)	(83,279,204)	(24,563,854)

NET ASSETS
Beginning of period	689,166,511	587,849,552	1,079,894,785	736,674,104	196,643,252
End of period	$750,608,769	$593,643,974	$—	$653,394,900	$172,079,398

Beginning units	31,645,049	30,988,864	71,048,427	67,305,488	5,272,630
Units issued	20,730,387	13,794,301	7,904,955	189,171,257	2,580,566
Units redeemed	(15,746,349)	(16,266,850)	(78,953,382)	(196,598,321)	(3,408,637)
Ending units	36,629,087	28,516,315	—	59,878,424	4,444,559

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(18,186,880)	$(1,780,339)	$(3,546,995)	$(4,553,679)	$(1,753,077)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	53,954,734	11,017,649	6,578,525	24,468,831	15,529,478
Net change in unrealized gain (loss) on investments	(54,776,821)	(17,551,123)	(13,209,895)	(18,558,777)	(22,158,787)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(19,008,967)	(8,313,814)	(10,178,365)	1,356,375	(8,382,386)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,736,293	324,772	1,647,041	1,086,841	432,843
Annuity payments	(1,524,233)	(123,934)	(734,723)	(421,029)	(109,403)
Surrenders, withdrawals and death benefits	(62,203,882)	(10,483,099)	(30,627,434)	(25,855,465)	(9,397,317)
Net transfers between other subaccounts
or fixed rate option	(75,559,485)	(15,762,344)	(25,229,012)	(24,206,646)	(17,710,151)
Other charges	(6,730,226)	(525,121)	(854,656)	(1,013,276)	(537,105)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(144,281,533)	(26,569,726)	(55,798,783)	(50,409,575)	(27,321,133)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(163,290,500)	(34,883,540)	(65,977,149)	(49,053,201)	(35,703,519)

NET ASSETS
Beginning of period	1,109,217,819	127,679,212	249,186,136	295,248,492	118,991,574
End of period	$945,927,319	$92,795,672	$183,208,987	$246,195,291	$83,288,055

Beginning units	69,640,678	7,116,082	12,385,518	13,632,895	4,942,939
Units issued	7,783,237	1,777,638	8,992,329	3,238,284	1,632,565
Units redeemed	(17,219,123)	(3,312,825)	(11,971,081)	(5,527,264)	(2,832,089)
Ending units	60,204,792	5,580,895	9,406,766	11,343,915	3,743,415

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(4,635,652)	$(4,950,818)	$(3,684,055)	$(5,248,924)	$(4,804,960)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	30,910,971	22,724,306	27,668,501	42,033,640	5,906,357
Net change in unrealized gain (loss) on investments	(43,643,033)	(41,063,633)	(40,527,359)	(65,035,474)	(7,855,131)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(17,367,714)	(23,290,145)	(16,542,913)	(28,250,758)	(6,753,735)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	990,966	1,262,219	1,160,406	1,127,249	1,663,635
Annuity payments	(720,485)	(196,953)	(397,859)	(855,010)	(601,455)
Surrenders, withdrawals and death benefits	(30,898,293)	(28,420,371)	(18,830,183)	(28,620,256)	(32,777,471)
Net transfers between other subaccounts
or fixed rate option	(18,398,103)	293,236,846	(14,211,709)	(41,876,941)	31,124,866
Other charges	(659,212)	(1,515,123)	(1,196,471)	(944,640)	(1,485,786)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(49,685,126)	264,366,619	(33,475,818)	(71,169,599)	(2,076,212)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(67,052,840)	241,076,473	(50,018,731)	(99,420,357)	(8,829,946)

NET ASSETS
Beginning of period	331,797,047	270,286,856	242,871,650	349,898,546	312,814,950
End of period	$264,744,207	$511,363,329	$192,852,919	$250,478,189	$303,985,004

Beginning units	11,173,111	17,204,065	6,815,385	18,558,146	17,717,610
Units issued	2,695,598	34,664,282	3,420,748	3,710,496	9,356,563
Units redeemed	(4,652,106)	(10,966,042)	(4,475,839)	(7,980,179)	(9,652,732)
Ending units	9,216,603	40,902,305	5,760,294	14,288,463	17,421,441

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	10/16/2015**	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(16,490,644)	$(3,851,447)	$(4,030,701)	$(6,268,934)	$(2,604,469)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	119,064,134	29,871,362	117,844,139	54,621,096	14,955,861
Net change in unrealized gain (loss) on investments	(21,465,500)	(13,214,027)	(105,848,504)	(76,459,391)	(13,942,353)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	81,107,990	12,805,888	7,964,934	(28,107,228)	(1,590,961)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,349,021	1,000,776	1,186,839	1,720,771	411,988
Annuity payments	(2,658,923)	(702,574)	(636,400)	(1,235,289)	(280,576)
Surrenders, withdrawals and death benefits	(110,829,494)	(20,369,273)	(23,959,625)	(41,096,904)	(14,025,661)
Net transfers between other subaccounts
or fixed rate option	(87,599,519)	(20,170,246)	(303,709,478)	(32,112,014)	5,245,751
Other charges	(2,229,752)	(847,953)	(825,112)	(1,309,379)	(789,877)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(199,968,667)	(41,089,270)	(327,943,776)	(74,032,816)	(9,438,374)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(118,860,677)	(28,283,381)	(319,978,842)	(102,140,044)	(11,029,336)

NET ASSETS
Beginning of period	1,088,140,993	255,131,454	319,978,842	455,842,490	162,003,766
End of period	$969,280,316	$226,848,073	$—	$353,702,446	$150,974,430

Beginning units	50,223,760	16,817,117	12,114,209	11,696,076	6,896,296
Units issued	8,898,865	2,862,416	6,696,525	3,194,563	3,485,816
Units redeemed	(18,942,310)	(5,451,622)	(18,810,734)	(5,402,726)	(3,920,792)
Ending units	40,180,315	14,227,911	—	9,487,913	6,461,320

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	10/16/2015**	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(6,862,573)	$(24,958,669)	$(3,074,583)	$(2,709,927)	$(2,708,004)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(944,641)	21,790,733	62,000,534	20,723,474	(5,316,315)
Net change in unrealized gain (loss) on investments	3,501,786	(52,319,974)	(76,235,616)	(15,537,500)	(30,918,586)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,305,429)	(55,487,910)	(17,309,665)	2,476,046	(38,942,905)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,912,971	5,504,228	819,236	976,083	691,375
Annuity payments	(2,185,295)	(2,794,996)	(368,790)	(756,672)	(428,417)
Surrenders, withdrawals and death benefits	(55,239,161)	(125,536,889)	(15,404,974)	(16,805,705)	(12,748,786)
Net transfers between other subaccounts
or fixed rate option	(19,323,549)	(158,642,429)	(211,176,817)	(7,367,297)	(14,191,294)
Other charges	(849,723)	(8,967,674)	(658,340)	(853,233)	(1,108,285)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(75,684,758)	(290,437,759)	(226,789,685)	(24,806,824)	(27,785,407)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(79,990,187)	(345,925,669)	(244,099,350)	(22,330,778)	(66,728,312)

NET ASSETS
Beginning of period	472,442,146	1,680,167,793	244,099,350	189,182,661	197,593,031
End of period	$392,451,959	$1,334,242,124	$—	$166,851,883	$130,864,719

Beginning units	34,413,011	98,250,433	14,350,928	9,586,912	7,167,473
Units issued	12,177,526	21,073,746	2,755,846	3,177,107	3,817,437
Units redeemed	(18,358,211)	(39,197,241)	(17,106,774)	(4,444,859)	(5,120,267)
Ending units	28,232,326	80,126,938	—	8,319,160	5,864,643

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(39,000,972)	$(2,367,755)	$(4,310,635)	$(2,946,538)	$(2,923,111)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	105,598,857	5,063,626	21,708,908	6,616,527	(2,901,463)
Net change in unrealized gain (loss) on investments	(108,019,414)	(4,192,695)	(26,587,307)	(12,119,051)	(6,080,474)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(41,421,530)	(1,496,824)	(9,189,034)	(8,449,062)	(11,905,048)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,760,925	511,993	1,950,749	1,491,392	921,073
Annuity payments	(1,940,392)	(53,177)	(133,196)	(351,464)	(483,572)
Surrenders, withdrawals and death benefits	(131,245,784)	(10,453,674)	(22,548,905)	(16,902,414)	(21,082,105)
Net transfers between other subaccounts
or fixed rate option	408,976,330	2,117,002	11,872,119	2,250,172	(12,254,321)
Other charges	(14,574,850)	(576,694)	(1,365,467)	(975,214)	(613,108)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	268,976,228	(8,454,550)	(10,224,699)	(14,487,528)	(33,512,034)

TOTAL INCREASE (DECREASE) IN NET ASSETS	227,554,698	(9,951,374)	(19,413,733)	(22,936,590)	(45,417,081)

NET ASSETS
Beginning of period	2,272,782,141	137,519,726	257,973,305	194,149,040	205,537,881
End of period	$2,500,336,839	$127,568,352	$238,559,572	$171,212,450	$160,120,800

Beginning units	118,930,958	9,452,301	11,157,079	10,518,012	13,173,180
Units issued	42,292,569	2,924,942	8,449,744	4,123,242	4,346,580
Units redeemed	(28,911,686)	(3,561,386)	(9,019,809)	(5,032,464)	(6,808,315)
Ending units	132,311,841	8,815,857	10,587,014	9,608,790	10,711,445

The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST International Growth Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(6,487,887)	$(7,519,174)	$(90,555,725)	$(48,479,732)	$(51,049,475)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	24,825,158	31,277,042	234,358,393	158,080,862	116,966,703
Net change in unrealized gain (loss) on investments	(11,968,658)	(34,654,312)	(208,514,351)	(240,034,698)	(100,392,729)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,368,613	(10,896,445)	(64,711,683)	(130,433,568)	(34,475,501)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,162,926	1,654,094	14,854,810	8,470,741	12,593,616
Annuity payments	(572,416)	(79,796)	(1,565,922)	(2,045,733)	(1,305,939)
Surrenders, withdrawals and death benefits	(43,524,740)	(32,643,011)	(299,047,802)	(167,504,955)	(199,344,066)
Net transfers between other subaccounts
or fixed rate option	(17,200,942)	(33,146,917)	(118,849,238)	(357,563,402)	(87,995,265)
Other charges	(927,142)	(2,622,311)	(24,356,327)	(14,197,879)	(18,533,169)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(61,062,312)	(66,837,941)	(428,964,479)	(532,841,229)	(294,584,823)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(54,693,699)	(77,734,386)	(493,676,162)	(663,274,797)	(329,060,324)

NET ASSETS
Beginning of period	414,734,742	475,936,202	5,062,624,513	2,897,839,195	3,056,528,856
End of period	$360,041,043	$398,201,816	$4,568,948,351	$2,234,564,398	$2,727,468,532

Beginning units	21,229,301	37,368,293	353,854,312	233,965,422	213,349,940
Units issued	6,209,520	13,610,132	60,311,255	34,221,656	25,973,030
Units redeemed	(9,727,169)	(18,923,269)	(91,825,013)	(78,508,679)	(46,957,236)
Ending units	17,711,652	32,055,156	322,340,554	189,678,399	192,365,734

The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(39,232,601)	$(18,127,384)	$(14,099,475)	$(11,723,932)	$(11,852,350)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	89,151,836	52,467,543	29,375,439	32,641,406	21,385,150
Net change in unrealized gain (loss) on investments	(83,355,755)	(71,890,735)	(31,404,187)	(39,403,787)	(27,301,935)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(33,436,519)	(37,550,576)	(16,128,223)	(18,486,313)	(17,769,134)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,932,006	2,816,586	2,253,468	1,628,582	2,067,277
Annuity payments	(1,838,003)	(485,584)	(440,979)	(87,292)	(105,392)
Surrenders, withdrawals and death benefits	(189,829,532)	(54,674,316)	(47,234,375)	(32,603,729)	(39,799,975)
Net transfers between other subaccounts
or fixed rate option	(97,990,308)	842,407,009	75,489,564	(42,548,707)	(53,102,985)
Other charges	(12,041,119)	(8,666,464)	(6,847,076)	(5,742,636)	(5,924,579)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(295,766,955)	781,397,231	23,220,603	(79,353,782)	(96,865,654)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(329,203,474)	743,846,655	7,092,380	(97,840,095)	(114,634,789)

NET ASSETS
Beginning of period	2,325,500,246	917,204,463	858,980,036	728,979,113	761,419,983
End of period	$1,996,296,772	$1,661,051,118	$866,072,416	$631,139,018	$646,785,194

Beginning units	168,146,779	66,475,728	73,707,778	56,420,211	63,341,349
Units issued	26,429,517	79,920,785	20,324,706	7,428,614	7,430,410
Units redeemed	(48,252,006)	(23,109,585)	(18,160,132)	(13,669,329)	(15,576,701)
Ending units	146,324,290	123,286,928	75,872,352	50,179,496	55,195,058

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis® Asset Allocation Portfolio	AST Western Asset Core Plus Bond Portfolio	Davis Value Portfolio	Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	Columbia Variable Portfolio - Small Company Growth Fund (Class 1)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(7,093,733)	$(8,559,820)	$(7,030)	$45,776	$(3,962)
Capital gains distributions received	—	—	150,989	441,908	20,056
Net realized gain (loss) on shares redeemed	117,024,233	7,789,710	53,469	54,131	9,851
Net change in unrealized gain (loss) on investments	(112,592,741)	(1,920,086)	(195,286)	(540,958)	(15,680)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,662,242)	(2,690,197)	2,141	857	10,264

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,231,266	2,107,537	4,664	4,848	265
Annuity payments	(53,144)	(156,351)	—	(16,848)	—
Surrenders, withdrawals and death benefits	(26,048,203)	(41,724,842)	(127,123)	(340,489)	(4,458)
Net transfers between other subaccounts
or fixed rate option	(486,029,120)	21,560,799	(13,048)	(158,789)	(14,023)
Other charges	(3,097,137)	(3,195,316)	(3,484)	(4,667)	(634)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(513,996,338)	(21,408,173)	(138,991)	(515,946)	(18,850)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(516,658,580)	(24,098,370)	(136,849)	(515,089)	(8,586)

NET ASSETS
Beginning of period	516,658,580	497,795,539	1,093,952	4,337,950	379,537
End of period	$—	$473,697,169	$957,103	$3,822,861	$370,951

Beginning units	40,967,977	40,755,484	68,853	196,258	14,280
Units issued	8,376,049	23,774,859	2,296	7,359	10
Units redeemed	(49,344,026)	(25,686,750)	(10,969)	(30,760)	(712)
Ending units	—	38,843,593	60,180	172,857	13,578

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	NVIT Developing Markets Fund (Class II)	ProFund VP Asia 30	ProFund VP Banks	ProFund VP Bear
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(83,629)	$(187,435)	$(140,626)	$(55,880)	$(82,735)
Capital gains distributions received	—	—	670,171	—	—
Net realized gain (loss) on shares redeemed	475,589	(767,805)	(1,102,750)	107,322	(430,881)
Net change in unrealized gain (loss) on investments	(356,760)	(6,808,037)	(849,163)	(377,816)	130,864
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	35,200	(7,763,277)	(1,422,369)	(326,375)	(382,751)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	26,081	454,485	53,752	87,462	14,413
Annuity payments	(12,312)	(2,363)	(33,608)	(19,036)	(10,610)
Surrenders, withdrawals and death benefits	(770,144)	(5,137,470)	(1,236,851)	(601,326)	(592,502)
Net transfers between other subaccounts
or fixed rate option	434,150	(234,317)	(585,659)	1,311,593	643,965
Other charges	(5,564)	(49,762)	(27,102)	(3,864)	(5,885)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(327,789)	(4,969,426)	(1,829,468)	774,829	49,382

TOTAL INCREASE (DECREASE) IN NET ASSETS	(292,589)	(12,732,704)	(3,251,837)	448,454	(333,369)

NET ASSETS
Beginning of period	5,552,393	47,005,411	12,317,966	4,619,120	5,964,091
End of period	$5,259,804	$34,272,707	$9,066,129	$5,067,574	$5,630,722

Beginning units	397,464	2,460,786	549,072	639,173	2,385,698
Units issued	192,319	738,054	742,366	2,377,875	16,810,531
Units redeemed	(221,962)	(992,282)	(836,050)	(2,304,030)	(16,890,691)
Ending units	367,821	2,206,558	455,388	713,018	2,305,538

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP Basic Materials	ProFund VP UltraBull	ProFund VP Bull	ProFund VP Consumer Services
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(292,628)	$(76,724)	$(145,267)	$(566,455)	$(209,082)
Capital gains distributions received	800,406	—	1,518,134	548,564	1,711,329
Net realized gain (loss) on shares redeemed	1,406,970	(416,106)	(164,250)	1,323,788	474,116
Net change in unrealized gain (loss) on investments	(1,792,589)	(885,139)	(1,340,831)	(1,630,661)	(1,705,175)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	122,159	(1,377,968)	(132,216)	(324,765)	271,188

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	83,934	43,866	63,448	63,217	48,335
Annuity payments	(27,566)	(27,159)	(143,497)	19,415	(5,524)
Surrenders, withdrawals and death benefits	(2,227,969)	(763,757)	(1,269,389)	(6,068,950)	(2,813,784)
Net transfers between other subaccounts
or fixed rate option	(3,295,423)	(1,294,908)	(1,880,254)	(18,612,133)	5,888,395
Other charges	(10,391)	(8,285)	(6,252)	(44,622)	(60,674)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(5,477,415)	(2,050,243)	(3,235,942)	(24,643,073)	3,056,747

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,355,256)	(3,428,212)	(3,368,158)	(24,967,839)	3,327,936

NET ASSETS
Beginning of period	22,711,362	9,745,127	12,418,385	56,458,616	11,145,749
End of period	$17,356,106	$6,316,915	$9,050,227	$31,490,778	$14,473,685

Beginning units	723,709	522,248	808,588	3,407,628	605,758
Units issued	916,803	376,293	2,603,075	11,409,180	1,160,237
Units redeemed	(1,091,101)	(501,535)	(2,799,389)	(12,899,539)	(1,012,641)
Ending units	549,411	397,006	612,274	1,917,269	753,354

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Consumer Goods Portfolio	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials	ProFund VP U.S. Government Plus
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(83,742)	$(158,345)	$551,085	$(208,904)	$(220,547)
Capital gains distributions received	—	1,910,444	—	—	—
Net realized gain (loss) on shares redeemed	1,123,099	(4,343,866)	(2,203,416)	1,723,218	1,218,009
Net change in unrealized gain (loss) on investments	(687,574)	(3,223,016)	(12,732)	(2,353,004)	(892,069)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	351,783	(5,814,783)	(1,665,063)	(838,690)	105,393

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	42,129	75,552	58,658	91,777	27,415
Annuity payments	(3,468)	(20,236)	23,879	(1,972)	32,322
Surrenders, withdrawals and death benefits	(1,439,169)	(3,184,442)	(1,720,255)	(1,927,992)	(2,508,335)
Net transfers between other subaccounts
or fixed rate option	(1,243,359)	(1,082,309)	1,159,540	(1,804,629)	(799,569)
Other charges	(56,569)	(23,744)	(22,784)	(79,253)	(21,329)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(2,700,437)	(4,235,178)	(500,962)	(3,722,070)	(3,269,496)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,348,653)	(10,049,961)	(2,166,025)	(4,560,760)	(3,164,103)

NET ASSETS
Beginning of period	16,703,713	25,967,146	12,684,129	20,489,767	17,723,263
End of period	$14,355,060	$15,917,185	$10,518,104	$15,929,007	$14,559,160

Beginning units	863,098	1,124,458	1,052,151	1,954,124	863,670
Units issued	937,041	888,914	2,039,547	1,160,649	8,063,089
Units redeemed	(1,082,109)	(1,108,604)	(2,107,776)	(1,533,078)	(8,166,265)
Ending units	718,030	904,768	983,922	1,581,695	760,494

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Health Care	ACCESS VP High Yield Fund	ProFund VP Industrials	ProFund VP Internet	ProFund VP Japan
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(934,609)	$281,506	$(139,778)	$(98,629)	$(152,297)
Capital gains distributions received	—	218,898	—	672,719	—
Net realized gain (loss) on shares redeemed	7,794,068	(350,558)	504,206	211,890	1,008,558
Net change in unrealized gain (loss) on investments	(5,796,880)	(460,355)	(903,582)	302,333	(727,447)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,062,579	(310,510)	(539,154)	1,088,314	128,815

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	163,600	17,068	36,455	20,767	45,833
Annuity payments	(20,878)	(18,706)	(3,478)	(1,278)	4,795
Surrenders, withdrawals and death benefits	(9,451,548)	(1,716,215)	(1,033,246)	(887,628)	(1,410,936)
Net transfers between other subaccounts
or fixed rate option	5,799,947	(1,406,327)	(3,359,435)	4,391,098	1,574,563
Other charges	(269,725)	(3,956)	(46,865)	(3,628)	(13,239)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(3,778,603)	(3,128,136)	(4,406,568)	3,519,332	201,016

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,716,024)	(3,438,646)	(4,945,722)	4,607,645	329,831

NET ASSETS
Beginning of period	52,235,612	11,927,859	12,137,561	5,279,059	7,391,582
End of period	$49,519,588	$8,489,213	$7,191,839	$9,886,704	$7,721,413

Beginning units	2,579,441	645,923	629,230	123,537	641,077
Units issued	2,386,500	2,084,214	317,148	242,517	1,506,373
Units redeemed	(2,606,103)	(2,267,837)	(555,050)	(171,436)	(1,505,806)
Ending units	2,359,838	462,300	391,328	194,618	641,644

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Precious Metals	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Pharmaceuticals	ProFund VP Real Estate
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(177,865)	$(357,518)	$(214,152)	$(101,670)	$(113,085)
Capital gains distributions received	—	4,039,257	801,578	271,762	—
Net realized gain (loss) on shares redeemed	(6,391,173)	(3,105,551)	(1,046,061)	763,925	1,365,084
Net change in unrealized gain (loss) on investments	2,187,431	(1,309,461)	(1,163,386)	(642,007)	(1,361,496)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,381,606)	(733,273)	(1,622,021)	292,010	(109,497)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	63,601	52,573	37,196	50,974	53,204
Annuity payments	(41,954)	26,838	16,191	11,319	13,085
Surrenders, withdrawals and death benefits	(1,853,451)	(3,032,478)	(1,988,319)	(1,311,361)	(2,630,741)
Net transfers between other subaccounts
or fixed rate option	630,927	1,820,396	(1,661,667)	(1,902,014)	(2,065,207)
Other charges	(20,848)	(48,531)	(42,159)	(9,342)	(30,963)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(1,221,725)	(1,181,201)	(3,638,758)	(3,160,424)	(4,660,622)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,603,331)	(1,914,474)	(5,260,778)	(2,868,415)	(4,770,119)

NET ASSETS
Beginning of period	15,781,160	23,083,180	17,298,542	10,881,756	16,398,977
End of period	$10,177,829	$21,168,706	$12,037,764	$8,013,341	$11,628,858

Beginning units	2,216,874	1,099,320	801,898	716,987	690,524
Units issued	9,620,872	2,527,597	1,370,025	718,991	937,625
Units redeemed	(9,712,045)	(2,608,233)	(1,552,405)	(930,552)	(1,134,181)
Ending units	2,125,701	1,018,684	619,518	505,426	493,968

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Rising Rates Opportunity	ProFund VP NASDAQ-100	ProFund VP Semiconductor	ProFund VP Small-Cap Growth	ProFund VP Short Mid-Cap
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(141,167)	$(376,479)	$(15,065)	$(382,129)	$(5,241)
Capital gains distributions received	—	3,185,457	65,150	3,747,819	—
Net realized gain (loss) on shares redeemed	(1,213,452)	(185,352)	(225,138)	(2,043,737)	(26,497)
Net change in unrealized gain (loss) on investments	660,206	(908,486)	(98,442)	(1,841,455)	24,965
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(694,413)	1,715,140	(273,495)	(519,502)	(6,773)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	59,732	47,560	9,753	46,197	1,792
Annuity payments	(7,389)	(948,656)	(2,237)	17,145	(239)
Surrenders, withdrawals and death benefits	(1,428,156)	(3,810,736)	(315,496)	(3,082,730)	(45,055)
Net transfers between other subaccounts
or fixed rate option	(2,771,350)	909,948	(845,810)	2,119,267	22,761
Other charges	(15,041)	(24,685)	(1,046)	(47,494)	(704)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(4,162,203)	(3,826,569)	(1,154,836)	(947,616)	(21,445)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,856,616)	(2,111,428)	(1,428,331)	(1,467,117)	(28,218)

NET ASSETS
Beginning of period	12,483,460	30,971,656	3,403,595	23,074,896	526,556
End of period	$7,626,844	$28,860,228	$1,975,264	$21,607,779	$498,338

Beginning units	6,709,721	1,970,614	327,800	1,014,937	248,877
Units issued	36,132,547	11,198,068	985,868	2,561,460	2,534,583
Units redeemed	(38,629,497)	(11,427,573)	(1,117,282)	(2,625,863)	(2,538,790)
Ending units	4,212,771	1,741,109	196,386	950,534	244,670

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap Value	ProFund VP Technology	ProFund VP Telecommunications
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(22,337)	$(11,623)	$(233,527)	$(76,961)	$11,227
Capital gains distributions received	—	—	1,377,362	—	—
Net realized gain (loss) on shares redeemed	(523,506)	(13,007)	(1,315,163)	422,751	(63,311)
Net change in unrealized gain (loss) on investments	84,452	21,620	(1,657,294)	(382,248)	56,471
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(461,391)	(3,011)	(1,828,623)	(36,458)	4,388

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,881	2,327	36,074	9,187	31,165
Annuity payments	(1,210)	(223)	2,725	—	—
Surrenders, withdrawals and death benefits	(125,073)	(32,926)	(1,699,813)	(602,965)	(1,389,782)
Net transfers between other subaccounts
or fixed rate option	1,014,163	(113,672)	438,638	480,646	(589,007)
Other charges	(3,280)	(1,004)	(34,955)	(2,900)	(25,715)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	888,482	(145,498)	(1,257,331)	(116,032)	(1,973,338)

TOTAL INCREASE (DECREASE) IN NET ASSETS	427,092	(148,508)	(3,085,954)	(152,490)	(1,968,950)

NET ASSETS
Beginning of period	1,065,418	687,605	13,800,291	6,252,391	6,332,046
End of period	$1,492,510	$539,097	$10,714,337	$6,099,901	$4,363,096

Beginning units	831,968	338,776	702,203	592,092	627,384
Units issued	16,033,181	14,329,156	1,070,999	506,229	476,701
Units redeemed	(15,510,375)	(14,396,321)	(1,164,973)	(499,846)	(650,975)
Ending units	1,354,774	271,611	608,229	598,475	453,110

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(247,590)	$(520,955)	$(132,223)	$167,636	$(380,899)
Capital gains distributions received	2,923,807	5,588,947	317,179	125,095	—
Net realized gain (loss) on shares redeemed	(3,477,733)	1,864,874	(670,388)	1,841,880	2,605,994
Net change in unrealized gain (loss) on investments	(1,245,170)	(1,610,229)	(657,554)	(4,793,019)	(1,859,545)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,046,686)	5,322,638	(1,142,987)	(2,658,407)	365,550

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	73,258	136,153	159,781	75,076	69,134
Annuity payments	(10,060)	(3,480)	(12,762)	23,450	20,960
Surrenders, withdrawals and death benefits	(1,786,145)	(3,977,089)	(951,330)	(3,405,000)	(4,238,282)
Net transfers between other subaccounts
or fixed rate option	(259,255)	(470,820)	(1,468,584)	(8,387,963)	(8,821,883)
Other charges	(14,229)	(25,446)	(5,715)	(86,739)	(47,789)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(1,996,432)	(4,340,682)	(2,278,610)	(11,781,176)	(13,017,859)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,043,118)	981,956	(3,421,597)	(14,439,584)	(12,652,309)

NET ASSETS
Beginning of period	23,522,950	42,098,782	10,465,996	33,521,848	37,627,457
End of period	$19,479,832	$43,080,738	$7,044,399	$19,082,264	$24,975,148

Beginning units	845,480	8,526,695	560,642	1,719,667	2,195,905
Units issued	3,990,466	14,792,413	2,046,512	1,490,903	2,032,631
Units redeemed	(4,045,871)	(15,491,095)	(2,167,771)	(2,142,060)	(2,816,171)
Ending units	790,075	7,828,013	439,383	1,068,510	1,412,365

The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Large-Cap Value	Rydex VT Nova	Rydex VT NASDAQ-100	Rydex VT Inverse S&P 500 Strategy	Invesco V.I. Global Health Care Fund (Series I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(72,025)	$(21,192)	$(131,404)	$(483)	$(807,341)
Capital gains distributions received	—	—	607,001	—	4,967,020
Net realized gain (loss) on shares redeemed	1,081,489	195,362	530,178	(10,806)	8,227,400
Net change in unrealized gain (loss) on investments	(1,995,705)	(211,965)	(389,875)	9,198	(12,224,159)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(986,240)	(37,795)	615,901	(2,092)	162,921

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	48,966	2,240	30,894	30	309,395
Annuity payments	(11,388)	(916)	(12,875)	—	(73,463)
Surrenders, withdrawals and death benefits	(1,916,166)	(289,595)	(1,172,732)	(6,052)	(5,531,863)
Net transfers between other subaccounts
or fixed rate option	(9,997,339)	(83,621)	(322,217)	1,537	(323,437)
Other charges	(56,649)	(2,051)	(15,137)	(51)	(52,621)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(11,932,576)	(373,942)	(1,492,067)	(4,536)	(5,671,989)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,918,816)	(411,737)	(876,167)	(6,628)	(5,509,068)

NET ASSETS
Beginning of period	28,106,666	1,746,005	9,893,842	39,012	52,379,874
End of period	$15,187,850	$1,334,268	$9,017,676	$32,384	$46,870,806

Beginning units	1,950,164	158,866	737,998	12,658	1,946,086
Units issued	1,075,050	1,732	6,076	638	847,332
Units redeemed	(1,914,297)	(35,140)	(113,240)	(2,148)	(1,095,282)
Ending units	1,110,917	125,458	630,834	11,148	1,698,136

The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT Index Asset Allocation Fund (Class 2)	Wells Fargo VT International Equity Portfolio (Class 2)	Wells Fargo VT Small Cap Growth Portfolio (Class 2)	Wells Fargo VT Total Return Bond (Class 2)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(292,509)	$(99,928)	$10,009	$(22,739)	$(4,077)
Capital gains distributions received	2,074,638	—	—	198,540	—
Net realized gain (loss) on shares redeemed	1,230,322	1,446,297	37,507	111,728	54,721
Net change in unrealized gain (loss) on investments	(1,931,006)	(1,364,912)	(27,879)	(338,036)	(86,731)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,081,445	(18,544)	19,636	(50,507)	(36,088)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	106,922	24,990	361	16,933	6,198
Annuity payments	(21,735)	(682,733)	—	(8,184)	(24,633)
Surrenders, withdrawals and death benefits	(2,297,425)	(2,725,504)	(173,312)	(215,308)	(336,905)
Net transfers between other subaccounts
or fixed rate option	563,443	(1,069,359)	15,952	22,255	(181,607)
Other charges	(26,250)	(18,917)	(118)	(1,163)	(1,311)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(1,675,045)	(4,471,522)	(157,117)	(185,468)	(538,258)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(593,600)	(4,490,066)	(137,481)	(235,975)	(574,346)

NET ASSETS
Beginning of period	21,265,250	27,689,796	509,864	1,620,066	3,403,090
End of period	$20,671,650	$23,199,730	$372,383	$1,384,091	$2,828,744

Beginning units	2,382,012	706,761	61,078	81,125	180,279
Units issued	315,114	8,900	5,167	4,504	6,821
Units redeemed	(507,864)	(122,389)	(21,804)	(13,246)	(35,232)
Ending units	2,189,262	593,272	44,441	72,383	151,868

The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Investment Grade Bond Portfolio	AST Bond Portfolio 2015
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(23,616,536)	$(43,148,201)	$(35,119,052)	$(15,281,077)	$(317,934)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	51,487,444	143,195,038	105,688,838	23,568,034	(991,821)
Net change in unrealized gain (loss) on investments	(37,087,797)	(171,227,534)	(89,877,661)	(12,877,592)	959,605
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(9,216,890)	(71,180,697)	(19,307,875)	(4,590,635)	(350,150)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,508,526	5,505,725	4,602,935	10,755	—
Annuity payments	(690,821)	(543,416)	(894,163)	(156,778)	—
Surrenders, withdrawals and death benefits	(86,496,904)	(138,908,383)	(121,269,712)	(50,723,414)	(1,997,903)
Net transfers between other subaccounts
or fixed rate option	(61,756,087)	954,144,542	(97,790,342)	1,089,093,032	(31,081,091)
Other charges	(8,152,870)	(16,800,770)	(11,152,512)	(9,626,548)	(20,761)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(153,588,157)	803,397,698	(226,503,794)	1,028,597,048	(33,099,755)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(162,805,047)	732,217,001	(245,811,669)	1,024,006,413	(33,449,905)

NET ASSETS
Beginning of period	1,364,995,130	2,292,578,757	2,024,232,881	633,172,865	33,449,905
End of period	$1,202,190,083	$3,024,795,758	$1,778,421,212	$1,657,179,278	$—

Beginning units	113,449,262	185,765,255	140,665,631	41,948,706	2,817,214
Units issued	17,635,256	130,878,427	19,519,481	177,597,885	461,021
Units redeemed	(30,517,236)	(67,868,342)	(35,726,339)	(109,058,733)	(3,278,235)
Ending units	100,567,282	248,775,340	124,458,773	110,487,858	—

The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Bond Portfolio 2016
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,313,352)	$(1,106,404)	$(744,680)	$(1,872,598)	$(489,521)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	359,046	1,564,230	2,932,112	(3,543,982)	86,071
Net change in unrealized gain (loss) on investments	291,890	(861,184)	(3,382,107)	(17,432,881)	(264,494)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(662,416)	(403,358)	(1,194,675)	(22,849,461)	(667,944)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	433	3,460	122,653	377,904	—
Annuity payments	(778,720)	—	(7,822)	(23,143)	—
Surrenders, withdrawals and death benefits	(8,229,627)	(7,187,544)	(2,854,296)	(6,500,177)	(5,214,449)
Net transfers between other subaccounts
or fixed rate option	(5,312,855)	2,402,532	(4,176,125)	(9,263,997)	34,306,035
Other charges	(27,695)	(22,418)	(357,687)	(997,367)	(7,053)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(14,348,464)	(4,803,970)	(7,273,276)	(16,406,779)	29,084,534

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,010,879)	(5,207,328)	(8,467,951)	(39,256,241)	28,416,590

NET ASSETS
Beginning of period	73,254,672	59,083,079	47,309,270	128,435,084	9,633,270
End of period	$58,243,793	$53,875,751	$38,841,319	$89,178,843	$38,049,860

Beginning units	5,596,118	4,464,881	3,551,291	13,467,401	908,054
Units issued	1,609,054	2,282,091	1,588,024	6,793,333	4,180,735
Units redeemed	(2,715,276)	(2,650,159)	(2,168,186)	(8,875,873)	(1,427,635)
Ending units	4,489,896	4,096,813	2,971,129	11,384,861	3,661,154

The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017	AST Bond Portfolio 2021
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,428,632)	$(434,840)	$(924,416)	$(565,878)	$(3,032,985)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,416,868	3,629,760	4,944,052	301,552	5,235,701
Net change in unrealized gain (loss) on investments	(3,158,530)	(4,920,458)	(366,735)	(264,093)	(2,051,995)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(170,294)	(1,725,538)	3,652,900	(528,419)	150,722

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,233	114,213	171,099	165	—
Annuity payments	—	(2,380)	(2,065)	—	—
Surrenders, withdrawals and death benefits	(14,424,416)	(3,345,836)	(4,057,772)	(3,963,918)	(17,796,714)
Net transfers between other subaccounts
or fixed rate option	6,209,799	(4,141,926)	27,817,395	5,597,566	25,681,630
Other charges	(44,770)	(176,266)	(441,150)	(10,137)	(44,094)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(8,253,154)	(7,552,195)	23,487,507	1,623,676	7,840,821

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,423,448)	(9,277,733)	27,140,407	1,095,257	7,991,543

NET ASSETS
Beginning of period	133,908,374	31,414,131	44,599,812	26,981,600	153,971,685
End of period	$125,484,926	$22,136,398	$71,740,219	$28,076,857	$161,963,228

Beginning units	12,075,160	1,881,196	2,432,317	2,367,527	11,893,215
Units issued	8,997,021	708,309	3,335,407	1,473,845	13,380,341
Units redeemed	(9,702,896)	(1,176,116)	(2,178,944)	(1,328,566)	(12,734,454)
Ending units	11,369,285	1,413,389	3,588,780	2,512,806	12,539,102

The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT Intrinsic Value Portfolio (Class 2)	Wells Fargo VT Omega Growth Portfolio (Class 2)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(92,131)	$(36,166)	$(7,807)	$(326,016)	$(204,559)
Capital gains distributions received	2,233,175	430,067	—	3,640,961	1,787,951
Net realized gain (loss) on shares redeemed	1,363,826	121,440	53,451	395,044	744,163
Net change in unrealized gain (loss) on investments	(3,787,142)	(507,943)	(159,361)	(3,689,632)	(2,959,961)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(282,272)	7,398	(113,717)	20,356	(632,406)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	69,287	5,185	5,169	127,690	54,017
Annuity payments	(69,652)	(5,724)	(1,326)	(33,737)	(17,044)
Surrenders, withdrawals and death benefits	(2,091,333)	(393,185)	(136,805)	(2,206,441)	(1,670,626)
Net transfers between other subaccounts
or fixed rate option	(86,394)	(25,545)	(8,675)	(1,928,601)	(222,837)
Other charges	(17,414)	(1,323)	(2,846)	(21,662)	(14,265)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(2,195,505)	(420,593)	(144,484)	(4,062,752)	(1,870,755)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,477,778)	(413,195)	(258,201)	(4,042,397)	(2,503,161)

NET ASSETS
Beginning of period	16,606,432	2,704,665	1,045,021	23,913,126	14,575,266
End of period	$14,128,654	$2,291,470	$786,820	$19,870,730	$12,072,105

Beginning units	921,573	141,818	73,161	1,137,310	822,754
Units issued	170,599	1,697	3,758	194,947	287,236
Units redeemed	(300,742)	(23,238)	(14,606)	(377,637)	(401,685)
Ending units	791,430	120,277	62,313	954,620	708,305

The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT International Equity Portfolio (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Invesco V.I. Diversified Dividend Fund (Series I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$473,274	$(1,320,776)	$(1,794,550)	$(2,329,328)	$38,335
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(415,372)	1,443,411	1,815,866	5,980,746	2,257,244
Net change in unrealized gain (loss) on investments	8,156	(700,076)	(2,056,522)	(10,197,205)	(2,149,179)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	66,057	(577,440)	(2,035,205)	(6,545,787)	146,400

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	149,274	7,388	2,476,129	193,104	95,869
Annuity payments	(49,485)	(14,772)	(93,899)	(167,918)	(115,576)
Surrenders, withdrawals and death benefits	(2,239,885)	(9,992,196)	(11,774,559)	(9,816,926)	(3,637,512)
Net transfers between other subaccounts
or fixed rate option	1,981,497	102,470,005	41,453,607	(4,187,335)	1,042,051
Other charges	(19,039)	(18,706)	(42,163)	(819,655)	(20,123)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(177,639)	92,451,719	32,019,115	(14,798,731)	(2,635,292)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(111,582)	91,874,279	29,983,910	(21,344,517)	(2,488,892)

NET ASSETS
Beginning of period	15,374,958	20,257,092	107,309,932	142,913,482	26,901,529
End of period	$15,263,376	$112,131,371	$137,293,842	$121,568,965	$24,412,637

Beginning units	936,065	1,709,052	8,527,848	12,640,907	1,753,596
Units issued	452,785	14,772,282	4,930,087	4,851,616	671,391
Units redeemed	(471,137)	(7,033,156)	(2,432,117)	(6,222,530)	(846,588)
Ending units	917,713	9,448,178	11,025,818	11,269,993	1,578,399

The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 2)	AST Prudential Core Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$13,883	$(50,997)	$(30,348)	$(72,005)	$(988,306)
Capital gains distributions received	1,612	—	310,302	573,417	—
Net realized gain (loss) on shares redeemed	2,492	218,467	138,070	514,483	1,096,766
Net change in unrealized gain (loss) on investments	(14,874)	225,395	(538,924)	(1,227,821)	(1,435,997)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,114	392,865	(120,900)	(211,926)	(1,327,537)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	774	4,583	21,339	7,237	170,057
Annuity payments	(24,578)	(54,584)	(28,502)	(85,552)	—
Surrenders, withdrawals and death benefits	(30,239)	(362,309)	(213,952)	(837,986)	(6,806,462)
Net transfers between other subaccounts
or fixed rate option	(55,657)	(54,965)	(35,521)	(270,617)	19,174,429
Other charges	(656)	(5,068)	(6,328)	(2,304)	(468,833)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(110,357)	(472,344)	(262,964)	(1,189,222)	12,069,192

TOTAL INCREASE (DECREASE) IN NET ASSETS	(107,243)	(79,479)	(383,863)	(1,401,148)	10,741,654

NET ASSETS
Beginning of period	735,447	4,974,615	3,150,581	6,172,863	50,131,470
End of period	$628,204	$4,895,136	$2,766,718	$4,771,715	$60,873,124

Beginning units	71,487	326,979	182,677	360,961	4,725,863
Units issued	75	3,244	6,002	1,491	6,263,949
Units redeemed	(10,697)	(32,386)	(21,213)	(70,455)	(5,153,741)
Ending units	60,865	297,837	167,466	291,997	5,836,071

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Neuberger Berman Core Bond Portfolio	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	10/16/2015**	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(399,929)	$(1,171,109)	$(16,746,404)	$(3,227,133)	$(12,901)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,231,190	13,587,510	262,480,621	8,163,969	(65,295)
Net change in unrealized gain (loss) on investments	(937,267)	(11,516,813)	(299,975,258)	(10,619,977)	39,205
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(106,006)	899,589	(54,241,041)	(5,683,141)	(38,991)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	81,849	—	3,105,791	501,772	913
Annuity payments	(1,871)	—	(200,166)	(516,315)	—
Surrenders, withdrawals and death benefits	(2,796,493)	(6,455,237)	(54,522,323)	(15,606,601)	(133,266)
Net transfers between other subaccounts
or fixed rate option	(26,391,239)	(102,401,934)	(1,248,021,449)	(5,602,022)	(47,020)
Other charges	(196,587)	(21,749)	(8,436,932)	(972,835)	(243)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	(29,304,341)	(108,878,920)	(1,308,075,079)	(22,196,001)	(179,616)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(29,410,347)	(107,979,331)	(1,362,316,121)	(27,879,143)	(218,608)

NET ASSETS
Beginning of period	29,410,347	135,589,387	1,362,316,121	209,315,854	1,073,805
End of period	$—	$27,610,056	$—	$181,436,711	$855,197

Beginning units	2,859,999	13,498,938	102,029,275	16,747,917	113,162
Units issued	2,746,257	588,481	9,195,619	3,298,111	193,406
Units redeemed	(5,606,256)	(11,348,171)	(111,224,894)	(5,112,848)	(212,636)
Ending units	—	2,739,248	—	14,933,180	93,932

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST MFS Large-Cap Value Portfolio	Invesco V.I. Mid Cap Growth Portfolio (Series I)	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(463,205)	$(209,000)	$(879,117)	$(23,258)	$(468,712)
Capital gains distributions received	—	1,086,262	—	—	—
Net realized gain (loss) on shares redeemed	1,307,615	1,097,523	13,914,510	(127,241)	1,452,984
Net change in unrealized gain (loss) on investments	(1,828,839)	(1,952,076)	(11,847,746)	(180,051)	(2,565,308)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(984,429)	22,708	1,187,647	(330,551)	(1,581,036)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	46,026	67,922	6,946	1,595	46,319
Annuity payments	—	(16,304)	—	—	—
Surrenders, withdrawals and death benefits	(1,758,134)	(1,850,792)	(4,407,384)	(229,238)	(2,691,870)
Net transfers between other subaccounts
or fixed rate option	23,269,383	1,058,293	(130,541,033)	16,802	1,726,002
Other charges	(197,259)	(16,368)	(21,431)	(376)	(206,350)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	21,360,015	(757,249)	(134,962,902)	(211,217)	(1,125,898)

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,375,586	(734,541)	(133,775,255)	(541,768)	(2,706,934)

NET ASSETS
Beginning of period	23,910,227	14,848,485	142,401,588	2,137,845	27,907,983
End of period	$44,285,813	$14,113,944	$8,626,333	$1,596,077	$25,201,049

Beginning units	1,633,634	1,055,224	14,538,739	219,993	2,138,948
Units issued	2,702,378	327,063	2,449,600	175,969	1,983,491
Units redeemed	(1,235,528)	(377,431)	(16,113,560)	(197,973)	(2,089,074)
Ending units	3,100,484	1,004,856	874,779	197,989	2,033,365

The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST QMA Emerging Markets Equity Portfolio	Columbia Variable Portfolio - Cash Management Fund (Class 1)	Columbia Variable Portfolio - Income Opportunities (Class 1)	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	10/16/2015**

OPERATIONS
Net investment income (loss)	$(4,610)	$(10,916)	$14,133	$(626,659)	$(2,339,208)
Capital gains distributions received	—	—	1,525	—	—
Net realized gain (loss) on shares redeemed	(16,654)	—	(1,323)	1,097,048	884,644
Net change in unrealized gain (loss) on investments	(52,482)	—	(17,319)	(1,313,327)	(6,542,266)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(73,746)	(10,916)	(2,984)	(842,937)	(7,996,830)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	640	2,481	138	82,541	275,219
Annuity payments	—	—	—	—	(3,307)
Surrenders, withdrawals and death benefits	(121,992)	(599,259)	(20,360)	(4,889,524)	(7,768,938)
Net transfers between other subaccounts
or fixed rate option	205,006	569,224	21,045	13,306,833	(164,754,595)
Other charges	(115)	(2,349)	(228)	(178,769)	(823,723)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	83,539	(29,904)	594	8,321,080	(173,075,345)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,793	(40,820)	(2,390)	7,478,143	(181,072,175)

NET ASSETS
Beginning of period	257,158	1,047,158	172,058	28,888,376	181,072,175
End of period	$266,951	$1,006,338	$169,668	$36,366,519	$—

Beginning units	27,765	106,486	16,544	2,709,516	16,635,370
Units issued	56,656	62,442	2,027	3,243,572	4,897,291
Units redeemed	(49,306)	(65,562)	(1,926)	(2,496,129)	(21,532,661)
Ending units	35,115	103,366	16,645	3,456,959	—

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST Bond Portfolio 2026
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/2/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,374,788)	$(52,324)	$(36,716)	$(5,218,797)	$(1,110,741)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,427,328	163,641	132,999	5,844,813	649,186
Net change in unrealized gain (loss) on investments	(1,472,974)	(102,361)	(117,616)	2,223,848	1,414,521
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,420,435)	8,957	(21,332)	2,849,864	952,966

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	57,193	875	9,167	125,862	36,004
Annuity payments	—	—	—	(206,670)	—
Surrenders, withdrawals and death benefits	(16,378,456)	(500,366)	(620,800)	(31,709,378)	(5,997,229)
Net transfers between other subaccounts
or fixed rate option	50,792,964	549,713	397,345	284,254,234	90,273,689
Other charges	(371,715)	(2,012)	(1,567)	(110,165)	(3,548)
NET INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT OWNER TRANSACTIONS	34,099,986	48,209	(215,855)	252,353,883	84,308,915

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,679,551	57,166	(237,187)	255,203,747	85,261,881

NET ASSETS
Beginning of period	56,983,768	3,123,148	2,269,842	72,875,163	—
End of period	$89,663,319	$3,180,314	$2,032,655	$328,078,910	$85,261,881

Beginning units	5,704,613	241,079	171,527	6,462,727	—
Units issued	12,260,441	210,497	179,557	55,555,797	15,899,747
Units redeemed	(8,808,370)	(206,752)	(197,491)	(32,889,275)	(7,298,475)
Ending units	9,156,684	244,824	153,593	29,129,249	8,601,272

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Money Market Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(11,676,918)	$(10,109,041)	$(19,673,948)	$(11,930,505)	$(2,787,073)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	63,534,270	46,868,392	28,576,057	—	9,225,475
Net change in unrealized gain (loss) on investments	22,411,675	(1,805,915)	6,723,115	—	38,641,282
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	74,269,027	34,953,436	15,625,224	(11,930,505)	45,079,684

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,132,591	4,047,989	6,430,210	13,894,934	1,366,982
Annuity payments	(1,642,179)	(475,714)	(325,014)	(4,223,554)	(432,402)
Surrenders, withdrawals and death benefits	(81,878,947)	(57,408,962)	(70,351,937)	(719,942,976)	(19,970,682)
Net transfers between other subaccounts
or fixed rate option	(19,880,848)	16,569,495	(76,544,393)	669,117,937	11,822,585
Other charges	(1,391,109)	(2,702,535)	(8,728,454)	(1,839,715)	(804,104)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(101,660,492)	(39,969,727)	(149,519,588)	(42,993,374)	(8,017,621)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,391,465)	(5,016,291)	(133,894,364)	(54,923,879)	37,062,063

NET ASSETS
Beginning of period	716,557,976	592,865,843	1,213,789,149	791,597,983	159,581,189
End of period	$689,166,511	$587,849,552	$1,079,894,785	$736,674,104	$196,643,252

Beginning units	37,349,052	33,289,293	81,192,301	73,054,486	5,542,397
Units issued	7,653,020	13,028,991	8,950,668	221,818,590	2,512,349
Units redeemed	(13,357,023)	(15,329,420)	(19,094,542)	(227,567,588)	(2,782,116)
Ending units	31,645,049	30,988,864	71,048,427	67,305,488	5,272,630

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(20,201,056)	$(2,264,506)	$(5,010,167)	$(5,083,192)	$(1,873,013)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	47,444,144	11,572,906	31,074,122	15,495,015	11,183,518
Net change in unrealized gain (loss) on investments	13,550,228	(9,245,954)	(20,883,270)	(2,460,695)	4,489,381
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	40,793,316	62,446	5,180,685	7,951,128	13,799,886

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,044,282	726,714	2,174,603	1,478,314	537,683
Annuity payments	(729,557)	(202,077)	(914,131)	(535,842)	(255,819)
Surrenders, withdrawals and death benefits	(71,819,285)	(16,938,747)	(52,387,478)	(32,070,940)	(11,845,083)
Net transfers between other subaccounts
or fixed rate option	(54,324,642)	(3,461,769)	(97,221,307)	(4,269,100)	1,132,365
Other charges	(7,099,160)	(602,746)	(976,957)	(1,061,055)	(539,231)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(127,928,362)	(20,478,625)	(149,325,270)	(36,458,623)	(10,970,085)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,135,046)	(20,416,179)	(144,144,585)	(28,507,495)	2,829,801

NET ASSETS
Beginning of period	1,196,352,865	148,095,391	393,330,721	323,755,987	116,161,773
End of period	$1,109,217,819	$127,679,212	$249,186,136	$295,248,492	$118,991,574

Beginning units	78,019,025	8,256,373	19,537,307	15,357,168	5,480,263
Units issued	6,430,861	2,091,855	11,874,558	4,010,059	2,025,314
Units redeemed	(14,809,208)	(3,232,146)	(19,026,347)	(5,734,332)	(2,562,638)
Ending units	69,640,678	7,116,082	12,385,518	13,632,895	4,942,939

The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(5,636,787)	$(4,523,178)	$(3,753,003)	$(5,843,386)	$(4,987,025)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	33,821,247	18,144,253	12,622,841	30,235,093	4,730,119
Net change in unrealized gain (loss) on investments	(17,182,483)	10,791,513	3,443,863	13,394,930	14,120,190
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,001,977	24,412,588	12,313,701	37,786,637	13,863,284

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,627,668	1,683,949	1,592,994	1,399,990	1,681,891
Annuity payments	(822,733)	(481,784)	(495,042)	(706,520)	(370,740)
Surrenders, withdrawals and death benefits	(40,999,765)	(27,417,095)	(20,769,816)	(35,571,072)	(37,768,706)
Net transfers between other subaccounts
or fixed rate option	(9,156,361)	(13,485,973)	13,659,826	21,768,303	34,062,395
Other charges	(765,015)	(1,355,707)	(1,181,655)	(938,254)	(1,271,945)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(50,116,206)	(41,056,610)	(7,193,693)	(14,047,553)	(3,667,105)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,114,229)	(16,644,022)	5,120,008	23,739,084	10,196,179

NET ASSETS
Beginning of period	370,911,276	286,930,878	237,751,642	326,159,462	302,618,771
End of period	$331,797,047	$270,286,856	$242,871,650	$349,898,546	$312,814,950

Beginning units	13,096,237	19,606,942	6,989,167	19,346,729	18,062,677
Units issued	3,034,546	5,075,088	2,992,679	6,686,794	8,426,839
Units redeemed	(4,957,672)	(7,477,965)	(3,166,461)	(7,475,377)	(8,771,906)
Ending units	11,173,111	17,204,065	6,815,385	18,558,146	17,717,610

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(17,785,468)	$(4,108,218)	$(4,964,585)	$(6,996,416)	$(2,736,500)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	116,816,573	24,491,034	28,821,478	46,580,112	14,283,404
Net change in unrealized gain (loss) on investments	(642,950)	(3,739,452)	(5,990,052)	13,281,926	(9,469,739)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	98,388,155	16,643,364	17,866,841	52,865,622	2,077,165

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,483,179	1,386,783	2,348,886	2,348,883	846,775
Annuity payments	(2,302,823)	(712,267)	(642,154)	(1,066,172)	(438,565)
Surrenders, withdrawals and death benefits	(123,200,520)	(23,863,066)	(32,655,309)	(49,073,453)	(16,771,891)
Net transfers between other subaccounts
or fixed rate option	245,035,980	(4,425,371)	5,184,293	(1,436,020)	(15,168,966)
Other charges	(2,248,558)	(857,228)	(950,479)	(1,309,130)	(770,885)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	121,767,258	(28,471,149)	(26,714,763)	(50,535,892)	(32,303,532)

TOTAL INCREASE (DECREASE) IN NET ASSETS	220,155,413	(11,827,785)	(8,847,922)	2,329,730	(30,226,367)

NET ASSETS
Beginning of period	867,985,580	266,959,239	328,826,764	453,512,760	192,230,133
End of period	$1,088,140,993	$255,131,454	$319,978,842	$455,842,490	$162,003,766

Beginning units	46,096,642	18,804,818	12,879,237	13,190,081	8,471,349
Units issued	21,788,231	3,591,743	6,864,736	3,829,315	2,597,253
Units redeemed	(17,661,113)	(5,579,444)	(7,629,764)	(5,323,320)	(4,172,306)
Ending units	50,223,760	16,817,117	12,114,209	11,696,076	6,896,296

The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(8,601,975)	$(30,470,242)	$(4,357,421)	$(2,409,722)	$(3,667,573)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	836,169	22,704,154	16,413,475	12,742,538	7,022,515
Net change in unrealized gain (loss) on investments	(822,178)	55,957,576	1,144,302	12,607,693	(24,198,020)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(8,587,984)	48,191,488	13,200,356	22,940,509	(20,843,078)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,562,180	10,793,605	1,487,726	892,450	1,741,401
Annuity payments	(1,727,067)	(2,985,616)	(162,197)	(439,736)	(348,857)
Surrenders, withdrawals and death benefits	(74,467,163)	(184,760,284)	(24,845,085)	(20,545,802)	(22,162,842)
Net transfers between other subaccounts
or fixed rate option	(22,417,453)	(149,323,460)	(785,801)	34,742,362	1,679,865
Other charges	(1,015,489)	(10,404,321)	(868,706)	(611,123)	(1,372,129)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(97,064,992)	(336,680,076)	(25,174,063)	14,038,151	(20,462,562)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(105,652,976)	(288,488,588)	(11,973,707)	36,978,660	(41,305,640)

NET ASSETS
Beginning of period	578,095,122	1,968,656,381	256,073,057	152,204,001	238,898,671
End of period	$472,442,146	$1,680,167,793	$244,099,350	$189,182,661	$197,593,031

Beginning units	42,059,408	118,806,036	15,973,740	8,838,673	7,867,020
Units issued	11,456,605	22,353,111	4,428,995	4,468,927	3,180,800
Units redeemed	(19,103,002)	(42,908,714)	(6,051,807)	(3,720,688)	(3,880,347)
Ending units	34,413,011	98,250,433	14,350,928	9,586,912	7,167,473

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST International Value Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(39,399,286)	$(2,598,844)	$(4,215,258)	$(3,300,330)	$(3,594,087)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	59,434,020	3,936,099	11,144,425	7,687,957	1,709,290
Net change in unrealized gain (loss) on investments	70,008,924	(14,181,597)	(2,640,757)	(21,366,861)	(174,295)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	90,043,658	(12,844,342)	4,288,410	(16,979,234)	(2,059,092)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,052,142	766,798	2,283,427	1,360,167	1,173,629
Annuity payments	(1,320,526)	(202,864)	(177,420)	(209,716)	(415,635)
Surrenders, withdrawals and death benefits	(139,822,474)	(15,170,065)	(23,815,054)	(22,583,918)	(26,329,424)
Net transfers between other subaccounts
or fixed rate option	43,061,218	2,979,234	28,861,896	5,562,263	(1,043,566)
Other charges	(13,734,752)	(564,403)	(1,241,902)	(979,796)	(698,795)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(99,764,392)	(12,191,300)	5,910,947	(16,851,000)	(27,313,791)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,720,734)	(25,035,642)	10,199,357	(33,830,234)	(29,372,883)

NET ASSETS
Beginning of period	2,282,502,875	162,555,368	247,773,948	227,979,274	234,910,764
End of period	$2,272,782,141	$137,519,726	$257,973,305	$194,149,040	$205,537,881

Beginning units	125,027,974	10,200,369	10,878,009	11,340,058	15,013,269
Units issued	16,187,719	2,132,135	6,765,743	3,514,928	3,797,920
Units redeemed	(22,284,735)	(2,880,203)	(6,486,673)	(4,336,974)	(5,638,009)
Ending units	118,930,958	9,452,301	11,157,079	10,518,012	13,173,180

The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST International Growth Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(7,404,803)	$(8,539,722)	$(95,283,306)	$(57,734,006)	$(54,634,447)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	22,461,236	24,047,187	172,914,066	131,855,928	94,740,067
Net change in unrealized gain (loss) on investments	(48,367,224)	1,562,782	163,443,253	(14,391,788)	99,904,188
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(33,310,791)	17,070,247	241,074,013	59,730,134	140,009,808

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,813,643	3,785,446	27,771,301	16,316,585	22,329,267
Annuity payments	(963,144)	(269,620)	(4,814,463)	(2,840,513)	(2,621,947)
Surrenders, withdrawals and death benefits	(49,699,613)	(37,884,231)	(333,011,752)	(210,064,013)	(233,604,476)
Net transfers between other subaccounts
or fixed rate option	20,111,528	28,746,764	104,070,338	(208,810,232)	1,021,939
Other charges	(938,370)	(2,886,529)	(23,646,535)	(15,941,349)	(18,753,613)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(29,675,956)	(8,508,170)	(229,631,111)	(421,339,522)	(231,628,830)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(62,986,747)	8,562,077	11,442,902	(361,609,388)	(91,619,022)

NET ASSETS
Beginning of period	477,721,489	467,374,125	5,051,181,611	3,259,448,583	3,148,147,878
End of period	$414,734,742	$475,936,202	$5,062,624,513	$2,897,839,195	$3,056,528,856

Beginning units	22,847,182	38,068,367	371,723,582	268,594,164	230,217,522
Units issued	5,635,753	17,368,342	64,326,942	30,504,241	28,007,387
Units redeemed	(7,253,634)	(18,068,416)	(82,196,212)	(65,132,983)	(44,874,969)
Ending units	21,229,301	37,368,293	353,854,312	233,965,422	213,349,940

The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(43,983,111)	$(15,938,566)	$(14,854,359)	$(12,239,168)	$(13,332,292)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	99,560,180	38,175,438	25,593,788	24,408,832	23,665,914
Net change in unrealized gain (loss) on investments	37,377,302	15,401,546	18,877,466	19,696,922	8,140,992
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	92,954,371	37,638,418	29,616,895	31,866,586	18,474,614

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,045,388	5,197,417	4,954,701	4,128,410	5,446,808
Annuity payments	(2,356,775)	(302,704)	(275,828)	(91,905)	(345,944)
Surrenders, withdrawals and death benefits	(226,634,902)	(58,963,918)	(55,473,722)	(37,563,554)	(46,973,857)
Net transfers between other subaccounts
or fixed rate option	(64,599,811)	(10,242,089)	(26,246,292)	(25,631,208)	(35,368,259)
Other charges	(12,725,256)	(7,205,152)	(6,947,135)	(5,821,992)	(6,365,547)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(292,271,356)	(71,516,446)	(83,988,276)	(64,980,249)	(83,606,799)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(199,316,985)	(33,878,028)	(54,371,381)	(33,113,663)	(65,132,185)

NET ASSETS
Beginning of period	2,524,817,231	951,082,491	913,351,417	762,092,776	826,552,168
End of period	$2,325,500,246	$917,204,463	$858,980,036	$728,979,113	$761,419,983

Beginning units	189,790,702	71,793,067	81,060,203	61,737,019	70,368,288
Units issued	27,053,382	12,356,285	6,886,679	6,300,150	7,454,879
Units redeemed	(48,697,305)	(17,673,624)	(14,239,104)	(11,616,958)	(14,481,818)
Ending units	168,146,779	66,475,728	73,707,778	56,420,211	63,341,349

The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST FI Pyramis® Asset Allocation Portfolio	AST Western Asset Core Plus Bond Portfolio	Davis Value Portfolio	Columbia Variable Portfolio - Asset Allocation Fund (Class A)	Columbia Variable Portfolio - Small Company Growth Fund (Class A)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(8,888,175)	$(8,110,187)	$(6,369)	$64,795	$(3,856)
Capital gains distributions received	—	—	220,628	97,657	6,709
Net realized gain (loss) on shares redeemed	15,588,934	2,135,593	52,505	14,009	11,661
Net change in unrealized gain (loss) on investments	12,627,954	29,635,696	(213,823)	205,446	(38,452)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	19,328,713	23,661,102	52,941	381,907	(23,938)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,145,549	2,998,863	4,950	6,003	273
Annuity payments	(106,338)	(163,363)	(21,044)	(164,029)	—
Surrenders, withdrawals and death benefits	(31,250,945)	(43,438,740)	(66,187)	(432,329)	(22,814)
Net transfers between other subaccounts
or fixed rate option	16,481,438	87,309,678	(77,856)	(78,773)	—
Other charges	(3,835,474)	(2,813,977)	(4,039)	(5,743)	(697)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(15,565,770)	43,892,461	(164,176)	(674,871)	(23,238)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,762,943	67,553,563	(111,235)	(292,964)	(47,176)

NET ASSETS
Beginning of period	512,895,637	430,241,976	1,205,187	4,630,914	426,713
End of period	$516,658,580	$497,795,539	$1,093,952	$4,337,950	$379,537

Beginning units	42,246,292	37,183,852	79,364	228,256	15,157
Units issued	7,710,820	21,364,532	3,349	278	10
Units redeemed	(8,989,135)	(17,792,900)	(13,860)	(32,276)	(887)
Ending units	40,967,977	40,755,484	68,853	196,258	14,280

The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential SP International Growth Portfolio (Class I)	NVIT Developing Markets Fund (Class II)	ProFund VP Asia 30	ProFund VP Banks	ProFund VP Bear
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(90,738)	$(365,305)	$(229,619)	$(70,160)	$(111,894)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	477,468	(1,952,719)	1,931,428	74,091	(1,590,448)
Net change in unrealized gain (loss) on investments	(865,039)	(1,655,474)	(2,379,641)	81,631	373,949
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(478,309)	(3,973,498)	(677,832)	85,562	(1,328,393)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	64,709	326,227	54,080	15,098	29,778
Annuity payments	(7,181)	(202,167)	(39,684)	(8,058)	(6,486)
Surrenders, withdrawals and death benefits	(1,254,584)	(8,974,736)	(2,284,622)	(745,697)	(1,185,636)
Net transfers between other subaccounts
or fixed rate option	(202,329)	(3,096,257)	(4,223,791)	257,629	542,347
Other charges	(6,403)	(63,122)	(29,569)	(4,116)	(6,987)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,405,788)	(12,010,055)	(6,523,586)	(485,144)	(626,984)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,884,097)	(15,983,553)	(7,201,418)	(399,582)	(1,955,377)

NET ASSETS
Beginning of period	7,436,490	62,988,964	19,519,384	5,018,702	7,919,468
End of period	$5,552,393	$47,005,411	$12,317,966	$4,619,120	$5,964,091

Beginning units	498,111	3,033,563	844,833	766,071	2,673,831
Units issued	168,324	1,064,323	727,819	2,304,275	16,035,951
Units redeemed	(268,971)	(1,637,100)	(1,023,580)	(2,431,173)	(16,324,084)
Ending units	397,464	2,460,786	549,072	639,173	2,385,698

The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP Basic Materials	ProFund VP UltraBull	ProFund VP Bull	ProFund VP Consumer Services
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(274,083)	$(130,610)	$(161,161)	$(660,507)	$(193,596)
Capital gains distributions received	1,314,161	—	3,497,480	1,037,727	12,711
Net realized gain (loss) on shares redeemed	5,150,442	2,152,664	(636,349)	4,311,956	2,711,667
Net change in unrealized gain (loss) on investments	(2,444,297)	(2,000,945)	(139,165)	(945,785)	(1,845,853)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,746,223	21,109	2,560,805	3,743,391	684,929

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	66,532	64,815	27,323	471,557	123,338
Annuity payments	(18,971)	—	(103,500)	(131,553)	—
Surrenders, withdrawals and death benefits	(1,997,428)	(2,327,854)	(1,214,876)	(8,976,400)	(1,325,650)
Net transfers between other subaccounts
or fixed rate option	784,790	(2,816,965)	(1,472,873)	15,436,668	(8,115,407)
Other charges	(10,903)	(11,629)	(8,891)	(59,589)	(47,928)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,175,980)	(5,091,633)	(2,772,817)	6,740,683	(9,365,647)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,570,243	(5,070,524)	(212,012)	10,484,074	(8,680,718)

NET ASSETS
Beginning of period	20,141,119	14,815,651	12,630,397	45,974,542	19,826,467
End of period	$22,711,362	$9,745,127	$12,418,385	$56,458,616	$11,145,749

Beginning units	815,474	792,114	1,003,874	3,061,959	1,184,571
Units issued	1,803,088	972,319	3,229,249	17,647,588	745,546
Units redeemed	(1,894,853)	(1,242,185)	(3,424,535)	(17,301,919)	(1,324,359)
Ending units	723,709	522,248	808,588	3,407,628	605,758

The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Consumer Goods Portfolio	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials	ProFund VP U.S. Government Plus
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(156,279)	$(350,003)	$(3,721)	$(283,746)	$(219,134)
Capital gains distributions received	—	2,241,062	—	—	—
Net realized gain (loss) on shares redeemed	2,425,588	1,787,177	1,253,621	1,990,845	3,717,056
Net change in unrealized gain (loss) on investments	(1,111,496)	(7,521,487)	(3,476,655)	121,288	1,283,948
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,157,813	(3,843,251)	(2,226,755)	1,828,387	4,781,870

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	113,615	135,694	56,769	127,270	129,372
Annuity payments	(3,164)	(69,665)	(40,715)	(12,563)	(146,986)
Surrenders, withdrawals and death benefits	(2,033,928)	(5,005,959)	(3,175,265)	(2,009,740)	(3,104,785)
Net transfers between other subaccounts
or fixed rate option	1,605,710	881,035	(5,373,736)	(2,915,136)	2,108,706
Other charges	(59,518)	(31,489)	(25,437)	(89,245)	(17,628)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(377,285)	(4,090,384)	(8,558,384)	(4,899,414)	(1,031,321)

TOTAL INCREASE (DECREASE) IN NET ASSETS	780,528	(7,933,635)	(10,785,139)	(3,071,027)	3,750,549

NET ASSETS
Beginning of period	15,923,185	33,900,781	23,469,268	23,560,794	13,972,714
End of period	$16,703,713	$25,967,146	$12,684,129	$20,489,767	$17,723,263

Beginning units	893,762	1,283,810	1,746,662	2,513,863	922,731
Units issued	1,114,485	1,289,614	2,116,280	1,296,058	5,288,591
Units redeemed	(1,145,149)	(1,448,966)	(2,810,791)	(1,855,797)	(5,347,652)
Ending units	863,098	1,124,458	1,052,151	1,954,124	863,670

The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Health Care	ACCESS VP High Yield Fund	ProFund VP Industrials	ProFund VP Internet	ProFund VP Japan
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(685,484)	$424,981	$(178,222)	$(106,734)	$(124,553)
Capital gains distributions received	—	220,954	—	321,673	3,383,174
Net realized gain (loss) on shares redeemed	6,067,217	(185,202)	1,938,124	714,964	(2,855,623)
Net change in unrealized gain (loss) on investments	2,700,178	(402,333)	(1,610,856)	(1,487,015)	(857,972)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,081,911	58,400	149,046	(557,112)	(454,974)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	384,458	28,736	73,707	15,030	25,599
Annuity payments	(72,151)	(60,504)	—	(52,817)	(26,698)
Surrenders, withdrawals and death benefits	(4,952,369)	(2,645,053)	(1,226,571)	(908,095)	(1,090,522)
Net transfers between other subaccounts
or fixed rate option	10,634,436	(6,532,395)	(3,184,755)	(3,402,143)	(4,074,857)
Other charges	(181,333)	(6,447)	(52,365)	(4,118)	(11,394)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,813,041	(9,215,663)	(4,389,984)	(4,352,143)	(5,177,872)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,894,952	(9,157,263)	(4,240,938)	(4,909,255)	(5,632,846)

NET ASSETS
Beginning of period	38,340,660	21,085,122	16,378,499	10,188,314	13,024,428
End of period	$52,235,612	$11,927,859	$12,137,561	$5,279,059	$7,391,582

Beginning units	2,347,512	1,154,831	886,178	240,435	1,157,353
Units issued	2,534,939	2,670,062	635,692	340,045	1,348,364
Units redeemed	(2,303,010)	(3,178,970)	(892,640)	(456,943)	(1,864,640)
Ending units	2,579,441	645,923	629,230	123,537	641,077

The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Precious Metals	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Pharmaceuticals	ProFund VP Real Estate
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(342,021)	$(363,981)	$(303,528)	$(63,263)	$12,738
Capital gains distributions received	—	1,982,453	—	424,096	—
Net realized gain (loss) on shares redeemed	(3,587,505)	1,187,217	2,654,581	1,047,292	734,214
Net change in unrealized gain (loss) on investments	(1,590,984)	(1,978,428)	(1,085,433)	32,429	2,135,254
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,520,510)	827,261	1,265,620	1,440,554	2,882,206

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	192,165	88,470	66,354	21,156	98,840
Annuity payments	(91,571)	(190,302)	(311,871)	(23,794)	(61,604)
Surrenders, withdrawals and death benefits	(3,570,147)	(3,503,259)	(2,980,108)	(1,270,346)	(2,095,880)
Net transfers between other subaccounts
or fixed rate option	(1,062,895)	(5,588,106)	(7,064,657)	2,817,348	2,521,147
Other charges	(29,338)	(47,660)	(45,343)	(8,780)	(35,512)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,561,786)	(9,240,857)	(10,335,625)	1,535,584	426,991

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,082,296)	(8,413,596)	(9,070,005)	2,976,138	3,309,197

NET ASSETS
Beginning of period	25,863,456	31,496,776	26,368,547	7,905,618	13,089,780
End of period	$15,781,160	$23,083,180	$17,298,542	$10,881,756	$16,398,977

Beginning units	2,771,058	1,576,487	1,338,513	616,013	689,810
Units issued	6,804,576	2,053,316	2,095,166	1,341,140	1,224,383
Units redeemed	(7,358,760)	(2,530,483)	(2,631,781)	(1,240,166)	(1,223,669)
Ending units	2,216,874	1,099,320	801,898	716,987	690,524

The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Rising Rates Opportunity	ProFund VP NASDAQ-100	ProFund VP Semiconductor	ProFund VP Small-Cap Growth	ProFund VP Short Mid-Cap
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(222,913)	$(414,311)	$(36,802)	$(414,430)	$(8,630)
Capital gains distributions received	—	941,333	—	3,297,513	—
Net realized gain (loss) on shares redeemed	(4,215,939)	4,012,035	784,692	(389,526)	(51,543)
Net change in unrealized gain (loss) on investments	(1,009,359)	(728,545)	44,013	(3,829,153)	(12,941)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,448,211)	3,810,512	791,903	(1,335,596)	(73,114)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	173,616	58,816	4,964	114,577	1,971
Annuity payments	(5,672)	(8,377)	(958)	(114,757)	—
Surrenders, withdrawals and death benefits	(2,232,309)	(5,341,899)	(251,762)	(3,845,591)	(82,018)
Net transfers between other subaccounts
or fixed rate option	1,795,601	2,026,109	1,741,061	(15,814,817)	256,935
Other charges	(20,494)	(25,936)	(1,332)	(45,986)	(338)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(289,258)	(3,291,287)	1,491,973	(19,706,574)	176,550

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,737,469)	519,225	2,283,876	(21,042,170)	103,436

NET ASSETS
Beginning of period	18,220,929	30,452,431	1,119,719	44,117,066	423,120
End of period	$12,483,460	$30,971,656	$3,403,595	$23,074,896	$526,556

Beginning units	6,725,105	2,273,586	143,300	1,972,496	173,401
Units issued	20,259,441	9,640,104	2,257,020	2,129,745	4,836,439
Units redeemed	(20,274,825)	(9,943,076)	(2,072,520)	(3,087,304)	(4,760,963)
Ending units	6,709,721	1,970,614	327,800	1,014,937	248,877

The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap Value	ProFund VP Technology	ProFund VP Telecommunications
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(27,709)	$(15,016)	$(255,606)	$(84,842)	$131,106
Capital gains distributions received	—	—	724,872	—	—
Net realized gain (loss) on shares redeemed	(501,595)	(59,057)	2,261,737	1,110,082	(85,510)
Net change in unrealized gain (loss) on investments	7,571	(17,547)	(2,340,552)	(165,988)	(124,577)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(521,733)	(91,620)	390,451	859,252	(78,981)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,538	3,190	50,807	11,860	49,752
Annuity payments	(21,548)	—	(92,540)	(3,649)	—
Surrenders, withdrawals and death benefits	(282,565)	(132,161)	(2,038,845)	(746,945)	(791,769)
Net transfers between other subaccounts
or fixed rate option	249,409	360,293	(7,733,192)	760,637	38,009
Other charges	(4,546)	(993)	(30,985)	(3,247)	(28,221)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(47,712)	230,329	(9,844,755)	18,656	(732,229)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(569,445)	138,709	(9,454,304)	877,908	(811,210)

NET ASSETS
Beginning of period	1,634,863	548,896	23,254,595	5,374,483	7,143,256
End of period	$1,065,418	$687,605	$13,800,291	$6,252,391	$6,332,046

Beginning units	997,859	243,522	1,226,561	595,992	695,679
Units issued	15,108,833	19,159,623	814,374	960,868	1,189,077
Units redeemed	(15,274,724)	(19,064,369)	(1,338,732)	(964,768)	(1,257,372)
Ending units	831,968	338,776	702,203	592,092	627,384

The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(291,095)	$(458,408)	$(160,928)	$36,021	$(414,663)
Capital gains distributions received	—	—	1,874,540	—	—
Net realized gain (loss) on shares redeemed	3,481,705	14,472,386	(542,285)	2,303,172	5,587,960
Net change in unrealized gain (loss) on investments	(1,432,590)	(3,384,333)	(681,036)	3,666,336	(2,283,883)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,758,020	10,629,645	490,291	6,005,529	2,889,414

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	117,742	107,501	43,525	171,081	117,724
Annuity payments	(18,489)	(272,684)	(13,787)	(93,678)	(23,042)
Surrenders, withdrawals and death benefits	(2,729,398)	(5,971,372)	(1,209,958)	(4,767,565)	(4,354,249)
Net transfers between other subaccounts
or fixed rate option	3,404,181	1,210,028	(2,200,011)	8,743,812	9,742,220
Other charges	(17,501)	(29,942)	(6,971)	(100,160)	(47,683)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	756,535	(4,956,469)	(3,387,202)	3,953,490	5,434,970

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,514,555	5,673,176	(2,896,911)	9,959,019	8,324,384

NET ASSETS
Beginning of period	21,008,395	36,425,606	13,362,907	23,562,829	29,303,073
End of period	$23,522,950	$42,098,782	$10,465,996	$33,521,848	$37,627,457

Beginning units	820,828	9,660,960	744,603	1,484,055	1,896,726
Units issued	4,040,443	16,872,803	3,552,182	2,653,055	3,272,530
Units redeemed	(4,015,791)	(18,007,068)	(3,736,143)	(2,417,443)	(2,973,351)
Ending units	845,480	8,526,695	560,642	1,719,667	2,195,905

The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Large-Cap Value	Rydex VT Nova	Rydex VT NASDAQ-100	Rydex VT Inverse S&P 500 Strategy	Invesco V.I. Global Health Care Fund (Series I)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(185,960)	$(21,436)	$(134,538)	$(618)	$(710,858)
Capital gains distributions received	—	—	550,376	—	1,863,177
Net realized gain (loss) on shares redeemed	2,291,727	171,850	408,125	(4,823)	5,359,873
Net change in unrealized gain (loss) on investments	121,237	126,517	586,623	(2,006)	1,258,371
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,227,004	276,931	1,410,586	(7,447)	7,770,563

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	78,374	2,127	24,900	42	162,932
Annuity payments	—	—	(16,963)	—	(134,241)
Surrenders, withdrawals and death benefits	(2,309,232)	(232,484)	(874,292)	(1,495)	(6,301,021)
Net transfers between other subaccounts
or fixed rate option	12,289,733	(48,471)	(392,830)	1,367	6,470,443
Other charges	(54,079)	(2,255)	(15,773)	(65)	(51,123)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,004,796	(281,083)	(1,274,958)	(151)	146,990

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,231,800	(4,152)	135,628	(7,598)	7,917,553

NET ASSETS
Beginning of period	15,874,866	1,750,157	9,758,214	46,610	44,462,321
End of period	$28,106,666	$1,746,005	$9,893,842	$39,012	$52,379,874

Beginning units	1,194,772	186,686	842,897	12,758	1,950,320
Units issued	2,843,590	457	14,279	743	966,867
Units redeemed	(2,088,198)	(28,277)	(119,178)	(843)	(971,101)
Ending units	1,950,164	158,866	737,998	12,658	1,946,086

The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Invesco V.I. Technology Fund (Series I)	Wells Fargo VT Index Asset Allocation Fund (Class 2)	Wells Fargo VT International Equity Portfolio (Class 2)	Wells Fargo VT Small Cap Growth Portfolio (Class 2)	Wells Fargo VT Total Return Bond (Class 2)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(296,162)	$29,428	$7,263	$(23,288)	$(1,704)
Capital gains distributions received	1,730,295	—	13,167	147,659	—
Net realized gain (loss) on shares redeemed	1,595,299	918,762	(8,311)	159,888	30,217
Net change in unrealized gain (loss) on investments	(1,145,575)	3,175,810	(51,413)	(348,873)	118,023
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,883,857	4,124,000	(39,294)	(64,614)	146,536

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	78,737	35,549	1,290	4,184	3,454
Annuity payments	(35,531)	(400,128)	—	(23,276)	(91,619)
Surrenders, withdrawals and death benefits	(2,731,332)	(2,334,120)	(79,075)	(278,442)	(413,704)
Net transfers between other subaccounts
or fixed rate option	318,869	(697,007)	(14,202)	4,471	28,324
Other charges	(28,129)	(15,361)	(619)	(2,153)	(2,622)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,397,386)	(3,411,067)	(92,606)	(295,216)	(476,167)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(513,529)	712,933	(131,900)	(359,830)	(329,631)

NET ASSETS
Beginning of period	21,778,779	26,976,863	641,764	1,979,896	3,732,721
End of period	$21,265,250	$27,689,796	$509,864	$1,620,066	$3,403,090

Beginning units	2,674,036	803,265	71,758	95,545	205,373
Units issued	329,846	12,086	3,696	4,052	9,739
Units redeemed	(621,870)	(108,590)	(14,376)	(18,472)	(34,833)
Ending units	2,382,012	706,761	61,078	81,125	180,279

The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Investment Grade Bond Portfolio	AST Bond Portfolio 2015
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(26,263,444)	$(40,595,322)	$(37,718,439)	$(9,826,900)	$(748,243)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	60,284,946	74,300,700	72,331,654	43,643,192	(660,024)
Net change in unrealized gain (loss) on investments	(17,651,025)	116,767,262	48,658,894	(5,294,704)	637,619
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	16,370,477	150,472,640	83,272,109	28,521,588	(770,648)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,343,373	11,551,973	11,586,303	139,123	41,800
Annuity payments	(665,457)	(557,445)	(1,009,376)	(80,797)	—
Surrenders, withdrawals and death benefits	(96,087,679)	(140,614,876)	(134,741,715)	(41,103,764)	(3,796,969)
Net transfers between other subaccounts
or fixed rate option	(92,305,381)	72,685,579	(11,280,463)	(1,109,808)	(3,495,771)
Other charges	(8,492,373)	(14,505,842)	(11,232,824)	(5,698,225)	(24,399)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(189,207,517)	(71,440,611)	(146,678,075)	(47,853,471)	(7,275,339)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(172,837,040)	79,032,029	(63,405,966)	(19,331,883)	(8,045,987)

NET ASSETS
Beginning of period	1,537,832,170	2,213,546,728	2,087,638,847	652,504,748	41,495,892
End of period	$1,364,995,130	$2,292,578,757	$2,024,232,881	$633,172,865	$33,449,905

Beginning units	129,733,206	192,673,884	151,296,298	45,339,171	3,421,631
Units issued	13,642,913	41,712,410	20,925,112	65,503,866	420,881
Units redeemed	(29,926,857)	(48,621,039)	(31,555,779)	(68,894,331)	(1,025,298)
Ending units	113,449,262	185,765,255	140,665,631	41,948,706	2,817,214

The accompanying notes are an integral part of these financial statements.
A78

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Bond Portfolio 2016
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,941,715)	$(1,528,394)	$(782,351)	$(2,342,003)	$(243,411)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	267,670	157,019	2,341,594	2,809,793	77,636
Net change in unrealized gain (loss) on investments	2,529,196	3,195,423	3,604,648	(8,876,641)	(1,571)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	855,151	1,824,048	5,163,891	(8,408,851)	(167,346)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,324	—	315,399	1,064,739	—
Annuity payments	(24,399)	—	(15,893)	(13,758)	—
Surrenders, withdrawals and death benefits	(17,988,011)	(12,352,273)	(3,737,519)	(9,044,054)	(2,555,686)
Net transfers between other subaccounts
or fixed rate option	(32,914,091)	(24,554,260)	1,017,504	731,559	(2,664,613)
Other charges	(39,259)	(28,476)	(349,414)	(1,192,076)	(6,504)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(50,963,436)	(36,935,009)	(2,769,923)	(8,453,590)	(5,226,803)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(50,108,285)	(35,110,961)	2,393,968	(16,862,441)	(5,394,149)

NET ASSETS
Beginning of period	123,362,957	94,194,040	44,915,302	145,297,525	15,027,419
End of period	$73,254,672	$59,083,079	$47,309,270	$128,435,084	$9,633,270

Beginning units	9,502,489	7,280,462	3,761,549	14,305,315	1,396,747
Units issued	1,092,275	1,414,618	1,567,064	6,092,527	487,564
Units redeemed	(4,998,646)	(4,230,199)	(1,777,322)	(6,930,441)	(976,257)
Ending units	5,596,118	4,464,881	3,551,291	13,467,401	908,054

The accompanying notes are an integral part of these financial statements.
A79

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017	AST Bond Portfolio 2021
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(3,237,602)	$(493,825)	$(657,659)	$(814,762)	$(1,972,023)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,047,418	1,994,962	4,960,106	248,761	2,077,734
Net change in unrealized gain (loss) on investments	6,251,080	935,849	(1,757,974)	406,162	3,473,284
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,060,896	2,436,986	2,544,473	(159,839)	3,578,995

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	222,382	222,993	—	1,904
Annuity payments	(632)	(27,077)	(10,599)	—	(76,663)
Surrenders, withdrawals and death benefits	(26,430,757)	(3,379,086)	(3,641,757)	(9,185,066)	(16,671,744)
Net transfers between other subaccounts
or fixed rate option	(49,745,580)	3,864,060	8,660,244	(14,119,840)	145,977,821
Other charges	(57,162)	(185,709)	(295,039)	(14,768)	(18,743)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(76,234,131)	494,570	4,935,842	(23,319,674)	129,212,575

TOTAL INCREASE (DECREASE) IN NET ASSETS	(69,173,235)	2,931,556	7,480,315	(23,479,513)	132,791,570

NET ASSETS
Beginning of period	203,081,609	28,482,575	37,119,497	50,461,113	21,180,115
End of period	$133,908,374	$31,414,131	$44,599,812	$26,981,600	$153,971,685

Beginning units	19,043,429	1,854,470	2,184,171	4,394,152	1,728,696
Units issued	6,771,586	909,494	2,132,163	1,173,768	17,920,231
Units redeemed	(13,739,855)	(882,768)	(1,884,017)	(3,200,393)	(7,755,712)
Ending units	12,075,160	1,881,196	2,432,317	2,367,527	11,893,215

The accompanying notes are an integral part of these financial statements.
A80

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Wells Fargo VT Intrinsic Value Portfolio (Class 2)	Wells Fargo VT Omega Growth Portfolio (Class 2)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(126,906)	$(44,515)	$(8,887)	$(402,781)	$(227,272)
Capital gains distributions received	—	651,829	—	5,233,888	1,343,726
Net realized gain (loss) on shares redeemed	1,846,292	360,045	95,178	1,232,472	2,231,040
Net change in unrealized gain (loss) on investments	(289,048)	(892,542)	(48,880)	(5,543,253)	(4,193,130)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,430,338	74,817	37,411	520,326	(845,636)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	67,124	5,494	7,675	65,286	59,310
Annuity payments	(162,273)	(67,594)	(35,177)	(153,611)	(43,702)
Surrenders, withdrawals and death benefits	(1,934,803)	(360,225)	(206,623)	(3,864,568)	(1,995,225)
Net transfers between other subaccounts
or fixed rate option	(976,541)	(495,710)	5,086	(1,548,518)	(1,533,076)
Other charges	(22,682)	(2,597)	(3,727)	(25,017)	(16,435)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,029,175)	(920,632)	(232,766)	(5,526,428)	(3,529,128)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,598,837)	(845,815)	(195,355)	(5,006,102)	(4,374,764)

NET ASSETS
Beginning of period	18,205,269	3,550,480	1,240,376	28,919,228	18,950,030
End of period	$16,606,432	$2,704,665	$1,045,021	$23,913,126	$14,575,266

Beginning units	1,103,956	190,607	89,585	1,401,190	1,038,851
Units issued	140,486	10,545	5,534	333,860	318,889
Units redeemed	(322,869)	(59,334)	(21,958)	(597,740)	(534,986)
Ending units	921,573	141,818	73,161	1,137,310	822,754

The accompanying notes are an integral part of these financial statements.
A81

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Wells Fargo VT International Equity Portfolio (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Invesco V.I. Diversified Dividend Fund (Series I)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$255,064	$(520,474)	$(1,357,196)	$(2,584,662)	$38,375
Capital gains distributions received	402,069	—	—	—	—
Net realized gain (loss) on shares redeemed	353,108	(713,760)	1,632,216	4,667,085	2,710,639
Net change in unrealized gain (loss) on investments	(2,244,448)	3,311,439	4,309,844	2,123,787	83,448
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,234,207)	2,077,205	4,584,864	4,206,210	2,832,462

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	130,722	20,524	2,947,049	585,306	127,956
Annuity payments	(60,973)	—	—	—	(44,321)
Surrenders, withdrawals and death benefits	(2,325,680)	(4,482,723)	(10,456,543)	(10,301,546)	(4,254,681)
Net transfers between other subaccounts
or fixed rate option	(1,404,206)	(9,394,292)	38,864,954	6,630,850	2,553,497
Other charges	(19,158)	(13,108)	(29,004)	(849,547)	(22,424)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,679,295)	(13,869,599)	31,326,456	(3,934,937)	(1,639,973)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,913,502)	(11,792,394)	35,911,320	271,273	1,192,489

NET ASSETS
Beginning of period	20,288,460	32,049,486	71,398,612	142,642,209	25,709,040
End of period	$15,374,958	$20,257,092	$107,309,932	$142,913,482	$26,901,529

Beginning units	1,152,007	2,923,127	5,961,544	13,016,054	1,866,347
Units issued	216,090	460,610	4,297,091	4,586,805	953,570
Units redeemed	(432,032)	(1,674,685)	(1,730,787)	(4,961,952)	(1,066,321)
Ending units	936,065	1,709,052	8,527,848	12,640,907	1,753,596

The accompanying notes are an integral part of these financial statements.
A82

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Growth Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 1)	Wells Fargo VT Opportunity Fund (Class 2)	AST Prudential Core Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$6,544	$(49,979)	$(36,930)	$(85,707)	$(633,155)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	596	224,082	320,824	380,383	198,073
Net change in unrealized gain (loss) on investments	28,088	428,631	9,175	245,505	1,842,948
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	35,228	602,734	293,069	540,181	1,407,866

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	774	1,967	8,846	9,121	213,888
Annuity payments	—	(73,495)	(71,860)	(31,575)	—
Surrenders, withdrawals and death benefits	(59,469)	(480,804)	(604,649)	(738,609)	(5,666,440)
Net transfers between other subaccounts
or fixed rate option	4,215	(83,151)	35,002	(92,987)	27,528,044
Other charges	(788)	(5,570)	(7,099)	(2,592)	(297,507)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(55,268)	(641,053)	(639,760)	(856,642)	21,777,985

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,040)	(38,319)	(346,691)	(316,461)	23,185,851

NET ASSETS
Beginning of period	755,487	5,012,934	3,497,272	6,489,324	26,945,619
End of period	$735,447	$4,974,615	$3,150,581	$6,172,863	$50,131,470

Beginning units	77,002	372,445	221,334	413,155	2,644,610
Units issued	558	2,176	11,168	1,244	4,955,195
Units redeemed	(6,073)	(47,642)	(49,825)	(53,438)	(2,873,942)
Ending units	71,487	326,979	182,677	360,961	4,725,863

The accompanying notes are an integral part of these financial statements.
A83

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Neuberger Berman Core Bond Portfolio	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(417,126)	$(4,841,359)	$(24,151,382)	$(3,614,755)	$(16,626)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	60,891	15,074,673	37,116,307	9,192,636	10,937
Net change in unrealized gain (loss) on investments	1,143,239	15,200,637	9,069,499	1,811,539	(20,011)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	787,004	25,433,951	22,034,424	7,389,420	(25,700)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	196,257	95,858	7,247,112	1,690,470	1,600
Annuity payments	—	(16,597)	(353,609)	(272,866)	—
Surrenders, withdrawals and death benefits	(3,604,785)	(40,608,961)	(85,784,737)	(23,422,874)	(489,926)
Net transfers between other subaccounts
or fixed rate option	13,461,579	(200,811,490)	(42,082,557)	(8,677,040)	759,258
Other charges	(183,495)	(94,220)	(11,417,474)	(1,037,739)	(298)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,869,556	(241,435,410)	(132,391,265)	(31,720,049)	270,634

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,656,560	(216,001,459)	(110,356,841)	(24,330,629)	244,934

NET ASSETS
Beginning of period	18,753,787	351,590,846	1,472,672,962	233,646,483	828,871
End of period	$29,410,347	$135,589,387	$1,362,316,121	$209,315,854	$1,073,805

Beginning units	1,889,957	38,571,481	111,941,860	19,341,057	87,796
Units issued	2,958,506	2,705,610	7,457,397	3,453,210	200,425
Units redeemed	(1,988,464)	(27,778,153)	(17,369,982)	(6,046,350)	(175,059)
Ending units	2,859,999	13,498,938	102,029,275	16,747,917	113,162

The accompanying notes are an integral part of these financial statements.
A84

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST MFS Large-Cap Value Portfolio	Invesco V.I. Mid Cap Growth Portfolio (Series I)	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(342,865)	$(228,146)	$(2,972,980)	$(26,849)	$(248,588)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,275,434	2,170,368	8,145,491	110,587	511,574
Net change in unrealized gain (loss) on investments	819,997	(1,038,064)	12,744,856	(149,506)	1,616,318
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,752,566	904,158	17,917,367	(65,768)	1,879,304

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	144,914	47,990	—	3,227	122,239
Annuity payments	(10,998)	(62,439)	(11,756)	—	(15,030)
Surrenders, withdrawals and death benefits	(1,156,129)	(1,943,162)	(20,351,947)	(212,401)	(1,215,626)
Net transfers between other subaccounts
or fixed rate option	5,247,986	(4,304,115)	(42,240,353)	1,177,534	19,789,609
Other charges	(145,664)	(17,124)	(70,020)	(794)	(100,901)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,080,109	(6,278,850)	(62,674,076)	967,566	18,580,291

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,832,675	(5,374,692)	(44,756,709)	901,798	20,459,595

NET ASSETS
Beginning of period	18,077,552	20,223,177	187,158,297	1,236,047	7,448,388
End of period	$23,910,227	$14,848,485	$142,401,588	$2,137,845	$27,907,983

Beginning units	1,340,007	1,531,442	21,445,073	121,870	638,567
Units issued	1,274,490	341,440	13,566,308	399,264	2,339,623
Units redeemed	(980,863)	(817,658)	(20,472,642)	(301,141)	(839,242)
Ending units	1,633,634	1,055,224	14,538,739	219,993	2,138,948

The accompanying notes are an integral part of these financial statements.
A85

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST QMA Emerging Markets Equity Portfolio	Columbia Variable Portfolio-Cash Management Fund (Class A)	Columbia Variable Portfolio-Income Opportunities (Class A)	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(4,633)	$(12,613)	$(1,748)	$(449,883)	$(3,127,028)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,914	—	(918)	460,068	3,025,719
Net change in unrealized gain (loss) on investments	(25,698)	—	7,666	378,020	(183,298)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(17,417)	(12,613)	5,000	388,205	(284,607)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	2,816	138	54,875	759,540
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(41,500)	(422,886)	(9,834)	(2,594,152)	(9,972,773)
Net transfers between other subaccounts
or fixed rate option	56,643	186,127	5,502	10,845,801	68,528,219
Other charges	(115)	(2,579)	(264)	(120,848)	(1,052,798)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	15,028	(236,522)	(4,458)	8,185,676	58,262,188

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,389)	(249,135)	542	8,573,881	57,977,581

NET ASSETS
Beginning of period	259,547	1,296,293	171,516	20,314,495	123,094,594
End of period	$257,158	$1,047,158	$172,058	$28,888,376	$181,072,175

Beginning units	27,000	130,513	16,983	1,937,009	11,391,658
Units issued	45,475	61,356	632	1,994,486	11,937,027
Units redeemed	(44,710)	(85,383)	(1,071)	(1,221,979)	(6,693,315)
Ending units	27,765	106,486	16,544	2,709,516	16,635,370

The accompanying notes are an integral part of these financial statements.
A86

FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
	1/1/2014	1/1/2014	1/1/2014	1/2/2014*
	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(998,985)	$(35,862)	$(11,039)	$(417,902)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	2,165,562	183,064	23,235	492,965
Net change in unrealized gain (loss) on investments	486,592	81,334	111,331	2,530,698
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,653,169	228,536	123,527	2,605,761

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	944,610	9,830	6,409	339
Annuity payments	(109,086)	(12,851)	(15,161)	—
Surrenders, withdrawals and death benefits	(15,781,093)	(407,779)	(82,185)	(2,300,464)
Net transfers between other subaccounts
or fixed rate option	28,951,124	2,005,277	2,105,616	72,571,904
Other charges	(273,661)	(825)	(605)	(2,377)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	13,731,894	1,593,652	2,014,074	70,269,402

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,385,063	1,822,188	2,137,601	72,875,163

NET ASSETS
Beginning of period	41,598,705	1,300,960	132,241	—
End of period	$56,983,768	$3,123,148	$2,269,842	$72,875,163

Beginning units	4,298,970	111,745	11,342	—
Units issued	7,400,929	299,016	225,293	8,415,948
Units redeemed	(5,995,286)	(169,682)	(65,108)	(1,953,221)
Ending units	5,704,613	241,079	171,527	6,462,727

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A87

NOTES TO FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
DECEMBER 31, 2015

Note 1: General
Prudential Annuities Life Assurance Corporation Variable Account B (“the Account”) was established under the laws of the State of Connecticut on November 25, 1987 to fund variable annuities issued by Prudential Annuities Life Assurance Corporation (“Prudential Annuities”). Prudential Annuities is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential Annuities. The assets of the Account will not be charged with any liabilities arising out of any other business Prudential Annuities may conduct. However, the Account’s obligations, including insurance benefits related to the annuities, are the obligations of Prudential Annuities.
On August 30, 2013, Prudential Annuities received approval from the Arizona and Connecticut Departments of Insurance to redomesticate Prudential Annuities from Connecticut to Arizona effective August 31, 2013. As a result of the redomestication, Prudential Annuities is now an Arizona insurance company and its principal insurance regulatory authority is the Arizona Department of Insurance. The Account is now operated in accordance with the laws of Arizona. There was no impact to the operation of the Account.
The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used as a funding vehicle for several flexible premium deferred individual variable annuity contracts, as well as two immediate individual variable annuities issued by Prudential Annuities (individually, the “Contract” and collectively, the “Contracts”). The following is a list of each Contract funded through the Account.

LifeVest Personal SecurityAnnuity	Advanced Series XTra Credit	Wells Fargo Stagecoach Variable
(“PSA”)	(“XTra Credit”)	Annuity (“Stagecoach”)
Alliance Capital Navigator (“ACN”)	Stagecoach Apex II	Wells Fargo Stagecoach Variable
Advanced Series Advisor Plan	Stagecoach ASAP III	AnnuityPlus (“Stagecoach VA+”)
(“ASAP”)	Stagecoach XTra Credit SIX	Advanced Series Advisors Choice
Advanced Series Advisor Plan II	Wells Fargo Stagecoach Extra	(“Choice”)
(“ASAP II”)	Credit (“Stagecoach Extra Credit”)	Advanced Series Advisors Choice
Harvester Variable Annuity	Harvester XTra Credit	2000 (“Choice 2000”)
(“Harvester Variable Annuity”)	(“Harvester XTra Credit”)	Advanced Series Impact
Advanced Series Advisor Plan II	Advanced Series XTra Credit	(“AS Impact”)
Premier (“ASAP II Premier”)	Premier (“XTra Credit Premier”)	Defined Investments Annuity
Advanced Series Advisor Plan III	Emerald Choice	Galaxy Variable Annuity III
(“ASAP III”)	Imperium	(“Galaxy III”)
Advanced Series Apex (“Apex”)	Advanced Series XTra Credit FOUR	Advanced Series Advisors Income
Wells Fargo Stagecoach Apex	(“XTtra Credit FOUR”)	Annuity (“ASAIA”)
Advanced Series Apex II (“Apex II”)	Advanced Series XTra Credit FOUR	Advanced Series Variable
Advanced Series LifeVest (“ASL”)	Premier (“XTra Credit FOUR	Immediate Annuity (“ASVIA”)
Wells Fargo Stagecoach Variable	Premier”)	Advanced Series Optimum
AnnuityFlex (“Stagecoach Flex”)	Advanced Series XTra Credit SIX	Advanced Series OptimumPlus
Advanced Series LifeVest Premier	(“XTra Credit SIX”)	Advanced Series OptimumFour
(“ASL Premier”)	Advanced Series XTra Credit	Advanced Series OptimumExtra
Advanced Series LifeVest II	EIGHT (“XTra Credit EIGHT”)	Advanced Series Cornerstone
(“ASL II”)	Advanced Series Protector
Advanced Series LifeVest II Premier	(“AS Protector”)
(ASL II Premier”)

The Contracts may be used as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)) or as an investment vehicle for “non-qualified” investments. When a Contract is purchased as a “qualified” investment, it does not provide any tax advantages in addition to the preferential treatment already available under the Internal Revenue Code.
The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract. The corresponding subaccount names are as follows:

A88

Note 1: General (Continued)

AST Goldman Sachs Large-Cap Value	Columbia Variable Portfolio - Asset	AST Advanced Strategies Portfolio
Portfolio	Allocation Fund (Class A)	AST Investment Grade Bond Portfolio
AST T. Rowe Price Large-Cap Growth	Columbia Variable Portfolio - Small	AST Bond Portfolio 2015*
Portfolio	Company Growth Fund (Class A)	AST Bond Portfolio 2018
AST Schroders Multi-Asset World	Prudential SP International Growth	AST Bond Portfolio 2019
Strategies Portfolio**	Portfolio (Class I)	AST Global Real Estate Portfolio
AST Money Market Portfolio	NVIT Developing Markets Fund (Class II)	AST Parametric Emerging Markets Equity
AST Cohen & Steers Realty Portfolio	ProFund VP Asia 30	Portfolio
AST J.P. Morgan Strategic Opportunities	ProFund VP Banks	AST Bond Portfolio 2016
Portfolio	ProFund VP Bear	AST Bond Portfolio 2020
AST Herndon Large-Cap Value Portfolio	ProFund VP Biotechnology	AST Boston Partners Large-Cap Value
AST High Yield Portfolio	ProFund VP Basic Materials	Portfolio
AST Small-Cap Growth Opportunities	ProFund VP UltraBull	AST Jennison Large-Cap Growth Portfolio
Portfolio	ProFund VP Bull	AST Bond Portfolio 2017
AST Mid-Cap Value Portfolio	ProFund VP Consumer Services	AST Bond Portfolio 2021
AST Small-Cap Value Portfolio	ProFund VP Consumer Goods Portfolio	Wells Fargo VT Intrinsic Value Portfolio
AST Goldman Sachs Mid-Cap Growth	ProFund VP Oil & Gas	(Class 2) (formerly Wells Fargo Advantage
Portfolio	ProFund VP Europe 30	VT Intrinsic Value Portfolio Share (Class 2))
AST Goldman Sachs Small-Cap Value	ProFund VP Financials	Wells Fargo VT Omega Growth Portfolio
Portfolio	ProFund VP U.S. Government Plus	(Class 2) (formerly Wells Fargo Advantage
AST Large-Cap Value Portfolio	ProFund VP Health Care	VT Omega Growth Portfolio Share (Class 2))
AST Lord Abbett Core Fixed Income	ACCESS VP High Yield Fund	Wells Fargo VT Small Cap Value Portfolio
Portfolio	ProFund VP Industrials	(Class 1) (formerly Wells Fargo Advantage
AST Loomis Sayles Large-Cap Growth	ProFund VP Internet	VT Small Cap Value Portfolio Share
Portfolio	ProFund VP Japan	(Class 1))
AST MFS Growth Portfolio	ProFund VP Precious Metals	Wells Fargo VT Omega Growth Portfolio
AST Neuberger Berman Mid-Cap Growth	ProFund VP Mid-Cap Growth	(Class 1) (formerly Wells Fargo Advantage
Portfolio**	ProFund VP Mid-Cap Value	VT Omega Growth Portfolio Share
AST Neuberger Berman / LSV Mid-Cap	ProFund VP Pharmaceuticals	(Class 1))
Value Portfolio	ProFund VP Real Estate	Wells Fargo VT Small Cap Growth
AST Small-Cap Growth Portfolio	ProFund VP Rising Rates Opportunity	Portfolio (Class 1) (formerly Wells Fargo
AST BlackRock Low Duration Bond	ProFund VP NASDAQ-100	Advantage VT Small Cap Growth
Portfolio (formerly AST PIMCO Limited	ProFund VP Semiconductor	Portfolio Share (Class 1))
Maturity Bond Portfolio)	ProFund VP Small-Cap Growth	Wells Fargo VT International Equity
AST BlackRock/Loomis Sayles Bond	ProFund VP Short Mid-Cap	Portfolio (Class 1)
Portfolio (formerly AST PIMCO Total	ProFund VP Short NASDAQ-100	AST Bond Portfolio 2022
Return Bond Portfolio)	ProFund VP Short Small-Cap	AST Quantitative Modeling Portfolio
AST T. Rowe Price Equity Income	ProFund VP Small-Cap Value	AST BlackRock Global Strategies Portfolio
Portfolio**	ProFund VP Technology	Invesco V.I. Diversified Dividend Fund
AST QMA US Equity Alpha Portfolio	ProFund VP Telecommunications	(Series I)
AST T. Rowe Price Natural Resources	ProFund VP UltraMid-Cap	Columbia Variable Portfolio - U.S.
Portfolio	ProFund VP UltraNASDAQ-100	Government Mortgage Fund (Class 1)
AST T. Rowe Price Asset Allocation	ProFund VP UltraSmall-Cap	Columbia Variable Portfolio - Growth
Portfolio	ProFund VP Utilities	Fund (Class 1)
AST International Value Portfolio	ProFund VP Large-Cap Growth	Wells Fargo VT Opportunity Fund
AST MFS Global Equity Portfolio	ProFund VP Large-Cap Value	(Class 1) (formerly Wells Fargo Advantage
AST J.P. Morgan International Equity	Rydex VT Nova	VT Opportunity Fund (Class 1))
Portfolio	Rydex VT NASDAQ-100	Wells Fargo VT Opportunity Fund
AST Templeton Global Bond Portfolio	Rydex VT Inverse S&P 500 Strategy	(Class 2) (formerly Wells Fargo Advantage
AST International Growth Portfolio	Invesco V.I. Global Health Care Fund	VT Opportunity Fund (Class 2))
AST Wellington Management Hedged	(Series I)	AST Prudential Core Bond Portfolio
Equity Portfolio	Invesco V.I. Technology Fund (Series I)	AST Neuberger Berman Core Bond
AST Capital Growth Asset Allocation	Wells Fargo VT Index Asset Allocation	Portfolio**
Portfolio	Fund (Class 2) (formerly Wells Fargo	AST Bond Portfolio 2023
AST Academic Strategies Asset	Advantage VT Index Asset Allocation	AST Franklin Templeton Founding Funds
Allocation Portfolio	Fund)	Allocation Portfolio**
AST Balanced Asset Allocation Portfolio	Wells Fargo VT International Equity	AST New Discovery Asset Allocation
AST Preservation Asset Allocation	Portfolio (Class 2) (formerly Wells Fargo	Portfolio
Portfolio	Advantage VT International Equity	AST Western Asset Emerging Markets
AST Schroders Global Tactical Portfolio	Portfolio Share (Class 2))	Debt Portfolio
AST RCM World Trends Portfolio	Wells Fargo VT Small Cap Growth	AST MFS Large-Cap Value Portfolio
AST J.P. Morgan Global Thematic	Portfolio (Class 2) (formerly Wells Fargo	Invesco V.I. Mid Cap Growth Portfolio
Portfolio	Advantage VT Small Cap Growth	(Series I)
AST Goldman Sachs Multi-Asset	Portfolio Share (Class 2))	AST Bond Portfolio 2024
Portfolio	Wells Fargo VT Total Return Bond	AST AQR Emerging Markets Equity
AST FI Pyramis® Asset Allocation	(Class 2) (formerly Wells Fargo	Portfolio
Portfolio**	Advantage VT Total Return Bond)	AST ClearBridge Dividend Growth
AST Western Asset Core Plus Bond	AST FI Pyramis Quantitative Portfolio	Portfolio
Portfolio	AST Prudential Growth Allocation	AST QMA Emerging Markets Equity
Davis Value Portfolio	Portfolio	Portfolio

A89

Note 1: General (Continued)

Columbia Variable Portfolio - Cash	AST BlackRock iShares ETF Portfolio	AST AQR Large-Cap Portfolio
Management Fund (Class A)	AST Franklin Templeton Founding Funds	AST QMA Large-Cap Portfolio
Columbia Variable Portfolio-Income	Plus Portfolio**	AST Bond Portfolio 2025
Opportunities (Class A)	AST Defensive Asset Allocation Portfolio	AST Bond Portfolio 2026
__________
* Subaccount was available but had no assets as of December 31, 2015.
** Subaccount was no longer available for investment as of December 31, 2015.

The following table sets forth the dates at which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statements of Changes in Net Assets for the period ended December 31, 2015 as net transfers between subaccounts. The transfers occurred as follows:

	Removed Portfolio	Surviving Portfolio
October 16, 2015	AST Franklin Templeton Founding Funds Plus Portfolio	AST RCM World Trends Portfolio
Shares	12,798,102	11,411,869
Net asset value per share	$10.85	$12.17
Net assets before merger	$138,882,442	$773,453,555
Net assets after merger	$—	$912,335,997

	Removed Portfolio	Surviving Portfolio
October 16, 2015	AST Franklin Templeton Founding Funds Allocation Portfolio	AST Prudential Growth Allocation Portfolio
Shares	84,417,484	87,141,604
Net asset value per share	$13.55	$13.13
Net assets before merger	$1,144,169,259	$2,020,154,374
Net assets after merger	$—	$3,164,323,633

	Removed Portfolio	Surviving Portfolio
October 16, 2015	AST Neuberger Berman Core Bond Portfolio	AST Lord Abbett Core Fixed Income Portfolio
Shares	2,898,557	2,627,929
Net asset value per share	$10.93	$12.06
Net assets before merger	$31,692,827	$288,428,878
Net assets after merger	$—	$320,121,705

	Removed Portfolio	Surviving Portfolio
October 16, 2015	AST FI Pyramis® Asset Allocation Portfolio	AST T. Rowe Price Asset Allocation Portfolio
Shares	36,863,367	20,828,654
Net asset value per share	$13.45	$23.81
Net assets before merger	$495,930,255	$2,084,935,051
Net assets after merger	$—	$2,580,865,306

A90

Note 1: General (Continued)

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST T. Rowe Price Equity Income Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
Shares	15,949,486	7,703,942
Net asset value per share	$12.44	$25.75
Net assets before merger	$198,376,515	$602,353,842
Net assets after merger	$—	$800,730,357

	Removed Portfolio	Surviving Portfolio
October 16, 2015	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio
Shares	8,457,641	41,492,959
Net asset value per share	$36.30	$7.40
Net assets before merger	$307,047,895	$224,827,681
Net assets after merger	$—	$531,875,576

	Removed Portfolio	Surviving Portfolio
October 16, 2015	AST Schroders Multi-Asset World Strategies Portfolio	AST Schroders Global Tactical Portfolio
Shares	55,576,482	60,084,727
Net asset value per share	$16.05	$14.85
Net assets before merger	$892,258,192	$864,485,078
Net assets after merger	$—	$1,756,743,270

The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential Annuities. Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.
Investments-The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.
Security Transactions-Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the first in, first out method of the investment sold.
Dividend Income and Distributions Received-Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex- distribution date.

Note 3:	Fair Value
Fair Value Measurements-Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which

A91

Note 3:	Fair Value (Continued)

the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1-Fair value is based on unadjusted quoted prices in active markets that the Account can access.
Level 2-Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3-Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2015, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2015, there were no transfers between fair value levels.

Note 4:	Taxes
Prudential Annuities is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Annuities management will review periodically the status of the policy in the event of changes in the tax law.

Note 5: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2015 were as shown below. For portfolios involved in mergers, purchases and sales amounts include net assets transferred in the merger.

	Purchases	Sales
AST Goldman Sachs Large-Cap Value Portfolio	$308,879,068	$216,170,555
AST T. Rowe Price Large-Cap Growth Portfolio	128,220,255	174,898,092
AST Schroders Multi-Asset World Strategies Portfolio	37,705,163	1,104,202,646
AST Money Market Portfolio	643,054,998	726,334,203
AST Cohen & Steers Realty Portfolio	46,150,099	77,153,141
AST J.P. Morgan Strategic Opportunities Portfolio	53,691,494	216,159,906
AST Herndon Large-Cap Value Portfolio	14,019,631	42,369,696
AST High Yield Portfolio	148,226,590	207,572,369
AST Small-Cap Growth Opportunities Portfolio	37,172,257	92,135,512
AST Mid-Cap Value Portfolio	20,985,376	50,059,585
AST Small-Cap Value Portfolio	38,767,480	93,088,259
AST Goldman Sachs Mid-Cap Growth Portfolio	359,908,587	100,492,787
AST Goldman Sachs Small-Cap Value Portfolio	54,170,514	91,330,387
AST Large-Cap Value Portfolio	32,406,639	108,825,162
AST Lord Abbett Core Fixed Income Portfolio	96,288,821	103,169,992
AST Loomis Sayles Large-Cap Growth Portfolio	88,644,631	305,103,942
AST MFS Growth Portfolio	25,232,540	70,173,257
AST Neuberger Berman Mid-Cap Growth Portfolio	62,400,552	394,375,032
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	42,745,523	123,047,272

A92

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Small-Cap Growth Portfolio	$44,781,648	$56,824,491
AST BlackRock Low Duration Bond Portfolio	74,865,053	157,412,383
AST BlackRock/Loomis Sayles Bond Portfolio	98,529,377	413,925,804
AST T. Rowe Price Equity Income Portfolio	22,695,673	252,559,941
AST QMA US Equity Alpha Portfolio	35,178,889	62,695,641
AST T. Rowe Price Natural Resources Portfolio	40,057,597	70,551,008
AST T. Rowe Price Asset Allocation Portfolio	621,798,183	391,822,927
AST International Value Portfolio	25,182,498	36,004,803
AST MFS Global Equity Portfolio	85,662,728	100,198,062
AST J.P. Morgan International Equity Portfolio	37,378,823	54,812,888
AST Templeton Global Bond Portfolio	36,497,260	72,932,404
AST International Growth Portfolio	71,203,126	138,753,325
AST Wellington Management Hedged Equity Portfolio	90,542,723	164,899,839
AST Capital Growth Asset Allocation Portfolio	346,985,909	866,506,113
AST Academic Strategies Asset Allocation Portfolio	141,827,591	723,148,553
AST Balanced Asset Allocation Portfolio	143,059,810	488,694,108
AST Preservation Asset Allocation Portfolio	145,123,556	480,123,111
AST Schroders Global Tactical Portfolio	987,860,008	224,590,161
AST RCM World Trends Portfolio	182,478,703	173,357,575
AST J.P. Morgan Global Thematic Portfolio	48,318,637	139,396,351
AST Goldman Sachs Multi-Asset Portfolio	43,635,121	152,353,126
AST FI Pyramis® Asset Allocation Portfolio	63,756,379	584,846,451
AST Western Asset Core Plus Bond Portfolio	119,810,024	149,778,018
Davis Value Portfolio	15,393	169,238
Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	140,744	698,236
Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	24	22,836
Prudential SP International Growth Portfolio (Class I)	2,299,868	2,711,287
NVIT Developing Markets Fund (Class II)	8,290,260	13,869,619
ProFund VP Asia 30	13,650,754	15,656,964
ProFund VP Banks	15,710,646	15,001,418
ProFund VP Bear	32,957,922	32,991,275
ProFund VP Biotechnology	23,308,014	29,078,057
ProFund VP Basic Materials	4,981,501	7,157,209
ProFund VP UltraBull	34,850,013	38,231,223
ProFund VP Bull	168,737,746	193,947,275
ProFund VP Consumer Services	18,241,899	15,394,235
ProFund VP Consumer Goods Portfolio	14,300,644	17,213,735
ProFund VP Oil & Gas	13,371,146	17,915,719
ProFund VP Europe 30	20,180,744	20,881,428
ProFund VP Financials	8,415,744	12,402,566
ProFund VP U.S. Government Plus	140,670,725	144,160,768
ProFund VP Health Care	32,584,426	37,297,638
ACCESS VP High Yield Fund	30,633,412	33,916,280
ProFund VP Industrials	4,333,444	8,890,583
ProFund VP Internet	9,892,465	6,471,762
ProFund VP Japan	16,483,897	16,435,178
ProFund VP Precious Metals	56,426,887	57,826,478
ProFund VP Mid-Cap Growth	46,721,833	48,260,550
ProFund VP Mid-Cap Value	25,146,594	29,021,815
ProFund VP Pharmaceuticals	8,830,889	12,146,738
ProFund VP Real Estate	17,384,293	22,238,989
ProFund VP Rising Rates Opportunity	55,570,747	59,874,116
ProFund VP NASDAQ-100	162,100,507	166,303,554

A93

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
ProFund VP Semiconductor	$10,372,287	$11,557,733
ProFund VP Small-Cap Growth	47,940,063	49,269,807
ProFund VP Short Mid-Cap	4,441,988	4,468,675
ProFund VP Short NASDAQ-100	16,739,550	15,873,403
ProFund VP Short Small-Cap	26,276,769	26,433,890
ProFund VP Small-Cap Value	17,884,438	19,375,295
ProFund VP Technology	4,096,609	4,289,601
ProFund VP Telecommunications	3,321,969	5,378,689
ProFund VP UltraMid-Cap	101,297,778	103,541,801
ProFund VP UltraNASDAQ-100	127,301,980	132,163,616
ProFund VP UltraSmall-Cap	32,320,887	34,731,720
ProFund VP Utilities	18,155,788	30,317,778
ProFund VP Large-Cap Growth	30,016,495	43,415,253
ProFund VP Large-Cap Value	12,290,386	24,480,718
Rydex VT Nova	12,332	407,467
Rydex VT NASDAQ-100	17,096	1,640,568
Rydex VT Inverse S&P 500 Strategy	1,881	6,900
Invesco V.I. Global Health Care Fund (Series I)	16,826,286	23,305,615
Invesco V.I. Technology Fund (Series I)	2,529,274	4,496,827
Wells Fargo VT Index Asset Allocation Fund (Class 2)	79,200	4,910,124
Wells Fargo VT International Equity Portfolio (Class 2)	44,569	208,119
Wells Fargo VT Small Cap Growth Portfolio (Class 2)	72,767	280,974
Wells Fargo VT Total Return Bond (Class 2)	110,859	693,836
AST FI Pyramis Quantitative Portfolio	97,050,395	274,255,089
AST Prudential Growth Allocation Portfolio	1,353,271,591	593,022,094
AST Advanced Strategies Portfolio	115,645,522	377,268,367
AST Investment Grade Bond Portfolio	2,087,965,966	1,074,649,996
AST Bond Portfolio 2015	13,628,114	29,289,929
AST Bond Portfolio 2018	21,590,492	27,500,866
AST Bond Portfolio 2019	11,540,584	19,558,539
AST Global Real Estate Portfolio	29,410,956	47,690,334
AST Parametric Emerging Markets Equity Portfolio	37,818,207	9,223,193
AST Bond Portfolio 2016	69,668,523	80,350,309
AST Bond Portfolio 2020	6,905,148	14,892,184
AST Boston Partners Large-Cap Value Portfolio	46,771,392	24,208,301
AST Jennison Large-Cap Growth Portfolio	12,559,035	11,501,237
AST Bond Portfolio 2017	1,812,930	35,230,621
AST Bond Portfolio 2021	123,006,857	118,199,020
Wells Fargo VT Intrinsic Value Portfolio (Class 2)	2,988,434	5,410,701
Wells Fargo VT Omega Growth Portfolio (Class 2)	9,861	466,620
Wells Fargo VT Small Cap Value Portfolio (Class 1)	23,487	180,924
Wells Fargo VT Omega Growth Portfolio (Class 1)	3,857,730	8,246,498
Wells Fargo VT Small Cap Growth Portfolio (Class 1)	4,045,693	6,121,006
Wells Fargo VT International Equity Portfolio (Class 1)	6,247,154	6,663,298
AST Bond Portfolio 2022	132,311,909	41,180,966
AST Quantitative Modeling Portfolio	50,566,400	20,341,835
AST BlackRock Global Strategies Portfolio	32,361,774	49,489,832
Invesco V.I. Diversified Dividend Fund (Series I)	7,366,151	10,375,010
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	39	117,371
Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	13,993	537,333
Wells Fargo VT Opportunity Fund (Class 1)	47,575	352,973
Wells Fargo VT Opportunity Fund (Class 2)	5,069	1,273,458
AST Prudential Core Bond Portfolio	39,681,686	28,600,801

A94

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Neuberger Berman Core Bond Portfolio	$17,798,526	$47,502,796
AST Bond Portfolio 2023	3,016,955	113,066,984
AST Franklin Templeton Founding Funds Allocation Portfolio	47,015,856	1,371,837,341
AST New Discovery Asset Allocation Portfolio	23,874,286	49,297,421
AST Western Asset Emerging Markets Debt Portfolio	1,763,627	1,956,145
AST MFS Large-Cap Value Portfolio	32,515,341	11,618,532
Invesco V.I. Mid Cap Growth Portfolio (Series I)	3,769,607	4,735,857
AST Bond Portfolio 2024	6,891,484	142,733,503
AST AQR Emerging Markets Equity Portfolio	1,405,921	1,640,396
AST ClearBridge Dividend Growth Portfolio	18,568,339	20,162,950
AST QMA Emerging Markets Equity Portfolio	409,469	330,540
Columbia Variable Portfolio - Cash Management Fund (Class 1)	463,191	504,121
Columbia Variable Portfolio - Income Opportunities (Class 1)	21,089	22,273
AST BlackRock iShares ETF Portfolio	25,258,168	17,563,747
AST Franklin Templeton Founding Funds Plus Portfolio	28,941,274	204,355,829
AST Defensive Asset Allocation Portfolio	97,519,984	64,794,786
AST AQR Large-Cap Portfolio	2,381,819	2,385,934
AST QMA Large-Cap Portfolio	1,802,527	2,055,098
AST Bond Portfolio 2025	483,004,418	235,869,332
AST Bond Portfolio 2026	135,985,051	52,786,876

Note 6:	Related Party Transactions
The Account has extensive transactions and relationships with Prudential Annuities and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.
The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”), and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc (renamed PGIM, Inc. beginning January 4, 2016) Jennison Associates LLC, and Quantitative Management Associates, LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.
The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”) an indirect wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.
Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

A95

Note 6:	Related Party Transactions (Continued)

Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential Annuities and its affiliates. Prudential Annuities and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential Annuities and its affiliates.
See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement agreements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:	Financial Highlights

Prudential Annuities sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
The following table was developed by determining which products offered by Prudential Annuities and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Prudential Annuities as contract owners may not have selected all available and applicable Contract options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Large-Cap Value Portfolio
December 31, 2015	36,629	$12.33496	to	$43.80310	$750,609	0.00%	0.65%	to	3.05%	-7.53%	to	-5.24%
December 31, 2014	31,645	$13.29843	to	$46.57737	$689,167	0.00%	0.65%	to	3.05%	9.68%	to	12.40%
December 31, 2013	37,349	$12.08707	to	$41.75519	$716,558	0.00%	0.65%	to	3.05%	29.47%	to	32.67%
December 31, 2012	42,847	$9.30695	to	$31.71129	$614,004	1.16%	0.65%	to	3.05%	16.01%	to	18.89%
December 31, 2011	48,462	$7.99763	to	$26.87621	$585,046	1.00%	0.65%	to	3.05%	-8.40%	to	-6.13%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2015	28,516	$12.78026	to	$34.81718	$593,644	0.00%	0.65%	to	3.05%	6.24%	to	8.87%
December 31, 2014	30,989	$11.93099	to	$31.98018	$587,850	0.00%	0.65%	to	3.05%	5.04%	to	7.64%
December 31, 2013	33,289	$11.26548	to	$29.71001	$592,866	0.00%	0.65%	to	3.05%	39.64%	to	43.09%
December 31, 2012	30,668	$8.00177	to	$20.76320	$389,449	0.00%	0.65%	to	3.05%	13.99%	to	16.82%
December 31, 2011	28,910	$6.96201	to	$17.77397	$317,828	0.00%	0.65%	to	3.05%	-4.69%	to	-2.33%

	AST Schroders Multi-Asset World Strategies Portfolio (expired October 16, 2015)
December 31, 2015	—	$10.67571	to	$23.19553	$—	0.00%	0.65%	to	3.05%	-3.83%	to	-1.95%
December 31, 2014	71,048	$11.08316	to	$23.65753	$1,079,895	0.00%	0.65%	to	3.05%	-0.11%	to	2.37%
December 31, 2013	81,192	$11.07210	to	$23.11070	$1,213,789	0.00%	0.65%	to	3.05%	10.91%	to	13.66%
December 31, 2012	91,006	$9.96221	to	$20.33387	$1,203,588	1.98%	0.65%	to	3.05%	7.74%	to	10.42%
December 31, 2011	86,930	$9.22724	to	$18.41581	$1,050,410	1.54%	0.65%	to	3.05%	-6.32%	to	-4.01%

	AST Money Market Portfolio
December 31, 2015	59,878	$8.14297	to	$14.91290	$653,395	0.00%	0.65%	to	3.05%	-3.05%	to	-0.65%
December 31, 2014	67,305	$8.39917	to	$15.01092	$736,674	0.00%	0.65%	to	3.05%	-3.05%	to	-0.65%
December 31, 2013	73,054	$8.66333	to	$15.10943	$791,598	0.00%	0.65%	to	3.05%	-3.05%	to	-0.65%
December 31, 2012	96,861	$8.93594	to	$15.20802	$1,048,385	0.01%	0.65%	to	3.05%	-3.05%	to	-0.64%
December 31, 2011	118,373	$9.21691	to	$15.30591	$1,291,154	0.02%	0.65%	to	3.05%	-3.02%	to	-0.63%

	AST Cohen & Steers Realty Portfolio
December 31, 2015	4,445	$18.92641	to	$46.54348	$172,079	0.00%	0.65%	to	3.05%	1.65%	to	4.16%
December 31, 2014	5,273	$18.56231	to	$44.69065	$196,643	0.00%	0.65%	to	3.05%	26.92%	to	30.06%
December 31, 2013	5,542	$14.57979	to	$34.56960	$159,581	0.00%	0.65%	to	3.05%	-0.01%	to	2.46%
December 31, 2012	6,084	$14.53663	to	$33.94359	$171,392	1.39%	0.65%	to	3.05%	11.82%	to	14.60%
December 31, 2011	5,854	$10.94739	to	$29.80000	$144,882	0.70%	0.65%	to	3.05%	3.35%	to	5.90%

A96

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2015	60,205	$11.23693	to	$30.35229	$945,927	0.00%	0.65%	to	3.05%	-3.23%	to	-0.83%
December 31, 2014	69,641	$11.58766	to	$30.60670	$1,109,218	0.00%	0.65%	to	3.05%	2.23%	to	4.76%
December 31, 2013	78,019	$11.31123	to	$29.21518	$1,196,353	0.00%	0.65%	to	3.05%	7.65%	to	10.31%
December 31, 2012	86,515	$10.48611	to	$26.48459	$1,212,902	1.50%	0.65%	to	3.05%	7.34%	to	10.00%
December 31, 2011	85,671	$9.74916	to	$24.07686	$1,104,132	0.90%	0.65%	to	3.05%	-2.82%	to	-0.42%

	AST Herndon Large-Cap Value Portfolio
December 31, 2015	5,581	$11.95365	to	$21.61669	$92,796	0.00%	0.65%	to	3.05%	-8.93%	to	-6.67%
December 31, 2014	7,116	$13.08521	to	$23.22103	$127,679	0.00%	0.65%	to	3.05%	-1.54%	to	0.90%
December 31, 2013	8,256	$12.48646	to	$23.07231	$148,095	0.00%	0.65%	to	3.05%	30.52%	to	33.75%
December 31, 2012	9,571	$10.11918	to	$17.29342	$129,268	1.12%	0.65%	to	3.05%	9.94%	to	12.66%
December 31, 2011	9,551	$9.17609	to	$15.38823	$115,478	0.73%	0.65%	to	3.05%	-3.52%	to	-1.14%

	AST High Yield Portfolio
December 31, 2015	9,407	$11.69288	to	$26.65008	$183,209	0.00%	0.65%	to	3.05%	-6.50%	to	-4.19%
December 31, 2014	12,386	$12.48064	to	$27.81549	$249,186	0.00%	0.65%	to	3.05%	-0.57%	to	1.89%
December 31, 2013	19,537	$12.52635	to	$27.29926	$393,331	0.00%	0.65%	to	3.05%	3.91%	to	6.48%
December 31, 2012	23,729	$12.02995	to	$25.63707	$446,376	4.89%	0.65%	to	3.05%	10.40%	to	13.13%
December 31, 2011	24,401	$11.04415	to	$22.66074	$401,816	6.36%	0.65%	to	3.05%	0.03%	to	2.50%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2015	11,344	$15.84237	to	$38.64298	$246,195	0.00%	0.65%	to	3.05%	-1.76%	to	0.68%
December 31, 2014	13,633	$16.07579	to	$38.48022	$295,248	0.00%	0.65%	to	3.05%	1.74%	to	4.26%
December 31, 2013	15,357	$15.68297	to	$37.00144	$323,756	0.00%	0.65%	to	3.05%	36.52%	to	39.90%
December 31, 2012	17,495	$10.72052	to	$26.51602	$264,700	0.00%	0.65%	to	3.05%	16.41%	to	19.29%
December 31, 2011	18,842	$9.19070	to	$22.28390	$239,041	0.40%	0.65%	to	3.05%	-15.76%	to	-13.68%

	AST Mid-Cap Value Portfolio
December 31, 2015	3,743	$15.72952	to	$29.92642	$83,288	0.00%	0.65%	to	3.05%	-9.46%	to	-7.22%
December 31, 2014	4,943	$17.31881	to	$32.33505	$118,992	0.00%	0.65%	to	3.05%	11.46%	to	14.22%
December 31, 2013	5,480	$15.48977	to	$28.38035	$116,162	0.00%	0.65%	to	3.05%	28.38%	to	31.55%
December 31, 2012	6,109	$11.37731	to	$21.62753	$99,274	0.46%	0.65%	to	3.05%	14.79%	to	17.64%
December 31, 2011	5,972	$9.89066	to	$18.43079	$83,072	0.69%	0.65%	to	3.05%	-6.39%	to	-4.08%

	AST Small-Cap Value Portfolio
December 31, 2015	9,217	$15.63889	to	$39.91627	$264,744	0.00%	0.65%	to	3.05%	-7.23%	to	-4.93%
December 31, 2014	11,173	$16.80545	to	$41.98705	$331,797	0.00%	0.65%	to	3.05%	2.06%	to	4.58%
December 31, 2013	13,096	$16.41575	to	$40.14664	$370,911	0.00%	0.65%	to	3.05%	33.21%	to	36.51%
December 31, 2012	14,752	$12.28493	to	$29.40995	$304,317	0.46%	0.65%	to	3.05%	14.55%	to	17.39%
December 31, 2011	17,048	$10.26539	to	$25.05272	$299,669	0.57%	0.65%	to	3.05%	-8.84%	to	-6.59%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2015	40,902	$7.88820	to	$32.16636	$511,363	0.00%	0.65%	to	3.05%	-8.56%	to	-6.30%
December 31, 2014	17,204	$8.55616	to	$34.41507	$270,287	0.00%	0.65%	to	3.05%	8.13%	to	10.80%
December 31, 2013	19,607	$7.84834	to	$31.13825	$286,931	0.00%	0.65%	to	3.05%	28.16%	to	31.33%
December 31, 2012	19,534	$6.07370	to	$23.76942	$217,543	0.00%	0.65%	to	3.05%	15.96%	to	18.84%
December 31, 2011	18,784	$5.19481	to	$20.05228	$176,796	0.00%	0.65%	to	3.05%	-5.93%	to	-3.61%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2015	5,760	$17.11571	to	$50.40109	$192,853	0.00%	0.65%	to	3.05%	-8.38%	to	-6.11%
December 31, 2014	6,815	$18.62287	to	$53.68012	$242,872	0.00%	0.65%	to	3.05%	3.93%	to	6.50%
December 31, 2013	6,989	$17.86358	to	$50.40332	$237,752	0.00%	0.65%	to	3.05%	34.58%	to	37.91%
December 31, 2012	6,307	$13.23238	to	$36.54808	$160,398	0.51%	0.65%	to	3.05%	12.16%	to	14.94%
December 31, 2011	6,118	$11.76172	to	$31.79808	$137,760	0.47%	0.65%	to	3.05%	-1.78%	to	0.64%

	AST Large-Cap Value Portfolio
December 31, 2015	14,288	$11.80925	to	$34.44205	$250,478	0.00%	0.65%	to	3.05%	-10.65%	to	-8.43%
December 31, 2014	18,558	$13.17567	to	$37.61471	$349,899	0.00%	0.65%	to	3.05%	10.28%	to	13.01%
December 31, 2013	19,347	$11.91079	to	$33.28529	$326,159	0.00%	0.65%	to	3.05%	35.60%	to	38.95%
December 31, 2012	18,083	$8.75680	to	$23.95472	$225,816	3.28%	0.65%	to	3.05%	13.32%	to	16.13%
December 31, 2011	19,082	$7.70399	to	$20.62801	$210,441	1.33%	0.65%	to	3.05%	-7.10%	to	-4.81%

A97

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Lord Abbett Core Fixed Income Portfolio
December 31, 2015	17,421	$12.31383	to	$20.25767	$303,985	0.00%	0.65%	to	3.05%	-3.62%	to	-1.23%
December 31, 2014	17,718	$12.73641	to	$20.50998	$312,815	0.00%	0.65%	to	3.05%	3.14%	to	5.70%
December 31, 2013	18,063	$12.30996	to	$19.40444	$302,619	0.00%	0.65%	to	3.05%	-4.99%	to	-2.64%
December 31, 2012	20,917	$12.91655	to	$19.93011	$361,599	1.15%	0.65%	to	3.05%	2.69%	to	5.24%
December 31, 2011	21,912	$12.53881	to	$18.93744	$362,864	1.75%	0.65%	to	3.05%	6.82%	to	9.45%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2015	40,180	$15.04512	to	$35.49674	$969,280	0.00%	0.65%	to	3.05%	6.71%	to	9.36%
December 31, 2014	50,224	$14.06936	to	$32.45986	$1,088,141	0.00%	0.65%	to	3.05%	7.22%	to	9.87%
December 31, 2013	46,097	$13.09529	to	$29.54365	$867,986	0.00%	0.65%	to	3.05%	32.45%	to	35.72%
December 31, 2012	54,818	$9.85996	to	$21.76758	$759,466	0.42%	0.65%	to	3.05%	8.84%	to	11.54%
December 31, 2011	60,824	$8.98512	to	$19.51615	$760,716	0.29%	0.65%	to	3.05%	-3.93%	to	-1.56%

	AST MFS Growth Portfolio
December 31, 2015	14,228	$11.62447	to	$25.48373	$226,848	0.00%	0.65%	to	3.05%	3.96%	to	6.53%
December 31, 2014	16,817	$11.09036	to	$23.98155	$255,131	0.00%	0.65%	to	3.05%	5.39%	to	8.00%
December 31, 2013	18,805	$10.43665	to	$22.26046	$266,959	0.00%	0.65%	to	3.05%	32.54%	to	35.82%
December 31, 2012	20,868	$7.81006	to	$16.43129	$218,354	0.00%	0.65%	to	3.05%	13.51%	to	16.32%
December 31, 2011	21,613	$6.82421	to	$14.16119	$194,860	0.35%	0.65%	to	3.05%	-3.62%	to	-1.24%

	AST Neuberger Berman Mid-Cap Growth Portfolio (expired October 16, 2015)
December 31, 2015	—	$13.59718	to	$48.32642	$—	0.00%	0.65%	to	3.05%	1.39%	to	3.37%
December 31, 2014	12,114	$13.32425	to	$46.75126	$319,979	0.00%	0.65%	to	3.05%	4.65%	to	7.24%
December 31, 2013	12,879	$12.62840	to	$43.59597	$328,827	0.00%	0.65%	to	3.05%	28.57%	to	31.75%
December 31, 2012	12,557	$9.74207	to	$33.09035	$259,450	0.00%	0.65%	to	3.05%	8.95%	to	11.65%
December 31, 2011	13,725	$8.86851	to	$29.63690	$260,508	0.00%	0.65%	to	3.05%	-1.41%	to	1.03%

	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
December 31, 2015	9,488	$15.13466	to	$61.27996	$353,702	0.00%	0.65%	to	3.05%	-8.52%	to	-6.25%
December 31, 2014	11,696	$16.50935	to	$65.36528	$455,842	0.00%	0.65%	to	3.05%	10.77%	to	13.51%
December 31, 2013	13,190	$14.87402	to	$57.58674	$453,513	0.00%	0.65%	to	3.05%	37.68%	to	41.08%
December 31, 2012	13,358	$10.78115	to	$40.81741	$331,538	1.06%	0.65%	to	3.05%	13.55%	to	16.37%
December 31, 2011	14,976	$10.18961	to	$35.07648	$321,823	0.90%	0.65%	to	3.05%	-5.45%	to	-3.12%

	AST Small-Cap Growth Portfolio
December 31, 2015	6,461	$15.67700	to	$38.42630	$150,974	0.00%	0.65%	to	3.05%	-2.29%	to	0.13%
December 31, 2014	6,896	$16.01114	to	$38.37610	$162,004	0.00%	0.65%	to	3.05%	0.65%	to	3.14%
December 31, 2013	8,471	$15.87466	to	$37.20616	$192,230	0.00%	0.65%	to	3.05%	31.05%	to	34.29%
December 31, 2012	7,448	$12.08818	to	$27.70495	$131,511	0.00%	0.65%	to	3.05%	8.75%	to	11.45%
December 31, 2011	7,731	$11.09276	to	$24.85921	$123,714	0.00%	0.65%	to	3.05%	-3.99%	to	-1.62%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2015	28,232	$9.44474	to	$19.96538	$392,452	0.00%	0.65%	to	3.05%	-2.58%	to	-0.17%
December 31, 2014	34,413	$9.69502	to	$19.99945	$472,442	0.00%	0.65%	to	3.05%	-3.14%	to	-0.75%
December 31, 2013	42,059	$10.00959	to	$20.14971	$578,095	0.00%	0.65%	to	3.05%	-5.16%	to	-2.81%
December 31, 2012	47,792	$10.55386	to	$20.73224	$672,855	1.25%	0.65%	to	3.05%	1.50%	to	4.01%
December 31, 2011	51,459	$10.39821	to	$19.93200	$698,888	0.95%	0.65%	to	3.05%	-0.86%	to	1.58%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2015	80,127	$11.00429	to	$28.50038	$1,334,242	0.00%	0.65%	to	3.05%	-5.09%	to	-2.74%
December 31, 2014	98,250	$11.57101	to	$29.30456	$1,680,168	0.00%	0.65%	to	3.05%	1.05%	to	3.55%
December 31, 2013	118,806	$11.42690	to	$28.29890	$1,968,656	0.00%	0.65%	to	3.05%	-4.83%	to	-2.48%
December 31, 2012	138,677	$11.98224	to	$29.01718	$2,363,958	2.64%	0.65%	to	3.05%	5.98%	to	8.61%
December 31, 2011	129,700	$11.28262	to	$26.71641	$2,058,428	1.83%	0.65%	to	3.05%	0.04%	to	2.51%

	AST T. Rowe Price Equity Income Portfolio (expired October 16, 2015)
December 31, 2015	—	$11.19215	to	$20.36087	$—	0.00%	0.65%	to	3.05%	-8.34%	to	-6.54%
December 31, 2014	14,351	$12.18005	to	$21.92630	$244,099	0.00%	0.65%	to	3.05%	4.19%	to	6.77%
December 31, 2013	15,974	$11.65423	to	$20.70293	$256,073	0.00%	0.65%	to	3.05%	25.73%	to	28.84%
December 31, 2012	15,573	$9.24050	to	$16.44119	$194,477	0.19%	0.65%	to	3.05%	13.67%	to	16.49%
December 31, 2011	12,888	$8.10423	to	$14.17118	$138,959	1.09%	0.65%	to	3.05%	-4.63%	to	-2.28%

A98

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST QMA US Equity Alpha Portfolio
December 31, 2015	8,319	$13.43217	to	$27.38696	$166,852	0.00%	0.65%	to	3.05%	-0.06%	to	2.41%
December 31, 2014	9,587	$13.33084	to	$26.85079	$189,183	0.00%	0.65%	to	3.05%	13.64%	to	16.45%
December 31, 2013	8,839	$11.63492	to	$23.15073	$152,204	0.00%	0.65%	to	3.05%	28.39%	to	31.57%
December 31, 2012	9,787	$8.98801	to	$17.66725	$128,439	0.80%	0.65%	to	3.05%	15.17%	to	18.03%
December 31, 2011	9,572	$7.73980	to	$14.82709	$107,997	0.70%	0.65%	to	3.05%	0.31%	to	2.79%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2015	5,865	$9.70090	to	$45.12754	$130,865	0.00%	0.65%	to	3.05%	-21.72%	to	-19.78%
December 31, 2014	7,167	$12.35399	to	$56.25253	$197,593	0.00%	0.65%	to	3.05%	-11.16%	to	-8.96%
December 31, 2013	7,867	$6.91863	to	$61.78578	$238,899	0.00%	0.65%	to	3.05%	11.86%	to	14.63%
December 31, 2012	9,550	$6.17225	to	$53.89981	$254,000	0.42%	0.65%	to	3.05%	0.45%	to	2.94%
December 31, 2011	9,671	$6.13193	to	$52.35862	$255,476	0.59%	0.65%	to	3.05%	-17.51%	to	-15.47%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2015	132,312	$12.62466	to	$39.66363	$2,500,337	0.00%	0.65%	to	3.05%	-3.01%	to	-0.61%
December 31, 2014	118,931	$12.98955	to	$39.90630	$2,272,782	0.00%	0.65%	to	3.05%	2.65%	to	5.19%
December 31, 2013	125,028	$12.62814	to	$37.93685	$2,282,503	0.00%	0.65%	to	3.05%	13.27%	to	16.07%
December 31, 2012	120,272	$11.12570	to	$32.68345	$1,911,349	1.28%	0.65%	to	3.05%	10.03%	to	12.76%
December 31, 2011	105,878	$10.09078	to	$28.98527	$1,511,842	1.09%	0.65%	to	3.05%	-1.12%	to	1.32%

	AST International Value Portfolio
December 31, 2015	8,816	$8.27087	to	$22.44558	$127,568	0.00%	0.65%	to	3.05%	-2.26%	to	0.16%
December 31, 2014	9,452	$8.39265	to	$22.46576	$137,520	0.00%	0.65%	to	3.05%	-9.55%	to	-7.31%
December 31, 2013	10,200	$9.20275	to	$24.29855	$162,555	0.00%	0.65%	to	3.05%	15.82%	to	18.69%
December 31, 2012	10,513	$7.88041	to	$20.52383	$142,343	2.44%	0.65%	to	3.05%	13.11%	to	15.92%
December 31, 2011	11,036	$6.90976	to	$17.75018	$134,222	1.42%	0.65%	to	3.05%	-15.21%	to	-13.12%

	AST MFS Global Equity Portfolio
December 31, 2015	10,587	$16.14300	to	$29.23083	$238,560	0.00%	0.65%	to	3.05%	-4.47%	to	-2.11%
December 31, 2014	11,157	$16.84634	to	$29.93493	$257,973	0.00%	0.65%	to	3.05%	0.47%	to	2.96%
December 31, 2013	10,878	$16.71585	to	$29.14854	$247,774	0.00%	0.65%	to	3.05%	23.74%	to	26.80%
December 31, 2012	8,585	$13.46685	to	$23.04503	$157,918	1.10%	0.65%	to	3.05%	19.32%	to	22.28%
December 31, 2011	7,716	$11.25154	to	$18.89405	$117,107	0.48%	0.65%	to	3.05%	-6.08%	to	-3.76%

	AST J.P. Morgan International Equity Portfolio
December 31, 2015	9,609	$9.06778	to	$36.83514	$171,212	0.00%	0.65%	to	3.05%	-5.76%	to	-3.43%
December 31, 2014	10,518	$9.54332	to	$38.43226	$194,149	0.00%	0.65%	to	3.05%	-9.22%	to	-6.97%
December 31, 2013	11,340	$10.42676	to	$41.62765	$227,979	0.00%	0.65%	to	3.05%	11.84%	to	14.61%
December 31, 2012	11,583	$9.24639	to	$36.59713	$206,758	1.82%	0.65%	to	3.05%	18.18%	to	21.12%
December 31, 2011	11,108	$7.75947	to	$30.44657	$170,765	1.32%	0.65%	to	3.05%	-11.92%	to	-9.74%

	AST Templeton Global Bond Portfolio
December 31, 2015	10,711	$9.65638	to	$18.68194	$160,121	0.00%	0.65%	to	3.05%	-7.53%	to	-5.24%
December 31, 2014	13,173	$10.41024	to	$19.71444	$205,538	0.00%	0.65%	to	3.05%	-2.51%	to	-0.10%
December 31, 2013	15,013	$10.64538	to	$19.73350	$234,911	0.00%	0.65%	to	3.05%	-6.69%	to	-4.38%
December 31, 2012	16,122	$11.37326	to	$20.63724	$264,564	2.52%	0.65%	to	3.05%	2.01%	to	4.54%
December 31, 2011	17,357	$11.11461	to	$19.74069	$274,526	2.70%	0.65%	to	3.05%	0.95%	to	3.45%

	AST International Growth Portfolio
December 31, 2015	17,712	$11.42312	to	$24.39293	$360,041	0.00%	0.65%	to	3.05%	0.00%	to	2.48%
December 31, 2014	21,229	$11.38769	to	$23.80315	$414,735	0.00%	0.65%	to	3.05%	-8.41%	to	-6.14%
December 31, 2013	22,847	$12.39448	to	$25.35990	$477,721	0.00%	0.65%	to	3.05%	15.43%	to	18.28%
December 31, 2012	24,203	$10.70484	to	$21.44012	$426,787	1.14%	0.65%	to	3.05%	16.69%	to	19.58%
December 31, 2011	27,343	$6.88968	to	$17.92892	$405,957	0.65%	0.65%	to	3.05%	-15.58%	to	-13.49%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2015	32,055	$10.57989	to	$18.72335	$398,202	0.00%	0.65%	to	3.05%	-3.66%	to	-1.28%
December 31, 2014	37,368	$10.95962	to	$19.04250	$475,936	0.00%	0.65%	to	3.05%	2.29%	to	4.82%
December 31, 2013	38,068	$10.69255	to	$18.24052	$467,374	0.00%	0.65%	to	3.05%	16.83%	to	19.72%
December 31, 2012	25,556	$9.13349	to	$15.29759	$263,881	0.27%	0.65%	to	3.05%	7.62%	to	10.29%
December 31, 2011	22,134	$8.46959	to	$13.92700	$209,446	0.32%	0.65%	to	3.05%	-6.40%	to	-4.08%

A99

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2015	322,341	$12.05816	to	$19.31617	$4,568,948	0.00%	0.65%	to	3.05%	-2.53%	to	-0.12%
December 31, 2014	353,854	$12.34597	to	$19.41746	$5,062,625	0.00%	0.65%	to	3.05%	3.73%	to	6.30%
December 31, 2013	371,724	$11.87730	to	$18.34056	$5,051,182	0.00%	0.65%	to	3.05%	18.94%	to	21.88%
December 31, 2012	355,694	$9.96540	to	$15.10845	$4,005,044	0.85%	0.65%	to	3.05%	10.25%	to	12.98%
December 31, 2011	341,316	$9.02040	to	$13.42633	$3,434,052	0.50%	0.65%	to	3.05%	-5.40%	to	-3.06%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2015	189,678	$10.07970	to	$15.65299	$2,234,564	0.00%	0.65%	to	3.05%	-6.17%	to	-3.85%
December 31, 2014	233,965	$10.72051	to	$16.34519	$2,897,839	0.00%	0.65%	to	3.05%	0.65%	to	3.14%
December 31, 2013	268,594	$10.62911	to	$15.91091	$3,259,449	0.00%	0.65%	to	3.05%	6.62%	to	9.26%
December 31, 2012	296,047	$9.94859	to	$14.62138	$3,322,480	1.01%	0.65%	to	3.05%	9.13%	to	11.83%
December 31, 2011	294,849	$9.09760	to	$13.12699	$2,989,751	0.61%	0.65%	to	3.05%	-5.62%	to	-3.29%

	AST Balanced Asset Allocation Portfolio
December 31, 2015	192,366	$11.92582	to	$17.88289	$2,727,469	0.00%	0.65%	to	3.05%	-2.59%	to	-0.18%
December 31, 2014	213,350	$12.21761	to	$17.98703	$3,056,529	0.00%	0.65%	to	3.05%	3.27%	to	5.83%
December 31, 2013	230,218	$11.80605	to	$17.06501	$3,148,148	0.00%	0.65%	to	3.05%	14.06%	to	16.88%
December 31, 2012	241,017	$10.32937	to	$14.65914	$2,847,167	0.95%	0.65%	to	3.05%	9.04%	to	11.74%
December 31, 2011	228,060	$9.45346	to	$13.17155	$2,435,193	0.63%	0.65%	to	3.05%	-4.22%	to	-1.86%

	AST Preservation Asset Allocation Portfolio
December 31, 2015	146,324	$11.55350	to	$15.64315	$1,996,297	0.00%	0.65%	to	3.05%	-2.91%	to	-0.51%
December 31, 2014	168,147	$11.87539	to	$15.78649	$2,325,500	0.00%	0.65%	to	3.05%	2.55%	to	5.09%
December 31, 2013	189,791	$11.55638	to	$15.08292	$2,524,817	0.00%	0.65%	to	3.05%	5.88%	to	8.50%
December 31, 2012	235,652	$10.89197	to	$13.95724	$2,916,724	1.12%	0.65%	to	3.05%	7.00%	to	9.66%
December 31, 2011	235,261	$10.15823	to	$12.77965	$2,684,655	0.89%	0.65%	to	3.05%	-2.08%	to	0.34%

	AST Schroders Global Tactical Portfolio
December 31, 2015	123,287	$11.68872	to	$18.68299	$1,661,051	0.00%	0.65%	to	3.05%	-3.58%	to	-1.19%
December 31, 2014	66,476	$12.14642	to	$19.06143	$917,204	0.00%	0.65%	to	3.05%	2.63%	to	5.17%
December 31, 2013	71,793	$11.81048	to	$18.19704	$951,082	0.00%	0.65%	to	3.05%	14.46%	to	17.29%
December 31, 2012	63,914	$10.29724	to	$15.57696	$729,941	0.47%	0.65%	to	3.05%	12.36%	to	15.15%
December 31, 2011	49,795	$9.14542	to	$13.58234	$498,580	0.28%	0.65%	to	3.05%	-5.36%	to	-3.02%

	AST RCM World Trends Portfolio
December 31, 2015	75,872	$10.04204	to	$15.70721	$866,072	0.00%	0.65%	to	3.05%	-3.21%	to	-0.81%
December 31, 2014	73,708	$10.36984	to	$15.87298	$858,980	0.00%	0.65%	to	3.05%	1.93%	to	4.46%
December 31, 2013	81,060	$10.16792	to	$15.33485	$913,351	0.00%	0.65%	to	3.05%	9.01%	to	11.71%
December 31, 2012	88,988	$9.32258	to	$13.85308	$906,641	0.55%	0.65%	to	3.05%	6.91%	to	9.57%
December 31, 2011	83,954	$8.71537	to	$12.75958	$788,153	0.39%	0.65%	to	3.05%	-4.81%	to	-2.45%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2015	50,179	$11.24142	to	$18.21145	$631,139	0.00%	0.65%	to	3.05%	-4.07%	to	-1.69%
December 31, 2014	56,420	$11.68169	to	$18.59947	$728,979	0.00%	0.65%	to	3.05%	3.12%	to	5.67%
December 31, 2013	61,737	$11.29324	to	$17.67205	$762,093	0.00%	0.65%	to	3.05%	12.74%	to	15.53%
December 31, 2012	60,748	$9.98650	to	$15.35890	$656,213	0.47%	0.65%	to	3.05%	10.11%	to	12.85%
December 31, 2011	56,707	$9.04125	to	$13.66570	$547,518	0.33%	0.65%	to	3.05%	-3.60%	to	-1.22%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2015	55,195	$10.51987	to	$15.51837	$646,785	0.00%	0.65%	to	3.05%	-3.93%	to	-1.55%
December 31, 2014	63,341	$10.91660	to	$15.82692	$761,420	0.00%	0.65%	to	3.05%	0.87%	to	3.37%
December 31, 2013	70,368	$10.78921	to	$15.37361	$826,552	0.00%	0.65%	to	3.05%	6.47%	to	9.11%
December 31, 2012	79,468	$10.10208	to	$14.14738	$863,292	0.58%	0.65%	to	3.05%	6.77%	to	9.41%
December 31, 2011	76,501	$9.43274	to	$12.98251	$767,336	0.48%	0.65%	to	3.05%	-3.54%	to	-1.15%

	AST FI Pyramis® Asset Allocation Portfolio (expired October 16, 2015)
December 31, 2015	—	$11.34785	to	$18.14303	$—	0.00%	0.65%	to	3.05%	-1.37%	to	0.55%
December 31, 2014	40,968	$11.47765	to	$18.10065	$516,659	0.00%	0.65%	to	3.05%	2.49%	to	5.03%
December 31, 2013	42,246	$11.16380	to	$17.30319	$512,896	0.00%	0.65%	to	3.05%	15.59%	to	18.45%
December 31, 2012	34,759	$9.62837	to	$14.66719	$359,929	0.51%	0.65%	to	3.05%	10.16%	to	12.90%
December 31, 2011	29,299	$8.71300	to	$13.04434	$271,364	0.21%	0.65%	to	3.05%	-5.44%	to	-3.11%

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest

	AST Western Asset Core Plus Bond Portfolio
December 31, 2015	38,844	$11.11757	to	$13.39817	$473,697	0.00%	0.65%	to	3.05%	-1.85%	to	0.58%
December 31, 2014	40,755	$11.29230	to	$13.37491	$497,796	0.00%	0.65%	to	3.05%	3.93%	to	6.50%
December 31, 2013	37,184	$10.83196	to	$12.60936	$430,242	0.00%	0.65%	to	3.05%	-4.50%	to	-2.13%
December 31, 2012	35,788	$11.30708	to	$12.93619	$428,318	3.36%	0.65%	to	3.05%	4.56%	to	7.15%
December 31, 2011	34,470	$10.74387	to	$12.12164	$388,751	2.64%	0.65%	to	3.05%	2.80%	to	5.33%

	Davis Value Portfolio
December 31, 2015	60	$15.86600	to	$21.30848	$957	0.74%	1.40%	to	1.65%	-0.08%	to	0.17%
December 31, 2014	69	$15.83857	to	$21.32579	$1,094	0.87%	1.40%	to	1.65%	4.31%	to	4.57%
December 31, 2013	79	$15.14573	to	$20.44490	$1,205	0.80%	1.40%	to	1.65%	31.23%	to	31.56%
December 31, 2012	99	$11.51236	to	$15.57973	$1,139	1.55%	1.40%	to	1.65%	11.21%	to	11.49%
December 31, 2011	115	$10.32563	to	$14.00926	$1,191	0.75%	1.40%	to	1.65%	-5.75%	to	-5.51%

	Columbia Variable Portfolio - Asset Allocation Fund (Class 1)
December 31, 2015	173	$22.11574	to	$22.11574	$3,823	2.11%	1.00%	to	1.00%	0.06%	to	0.06%
December 31, 2014	196	$22.10327	to	$22.10327	$4,338	2.46%	1.00%	to	1.00%	8.95%	to	8.95%
December 31, 2013	228	$20.28826	to	$20.28826	$4,631	2.42%	1.00%	to	1.00%	16.99%	to	16.99%
December 31, 2012	278	$17.34227	to	$17.34227	$4,822	2.17%	1.00%	to	1.00%	11.90%	to	11.90%
December 31, 2011	349	$15.49864	to	$15.49864	$5,414	2.52%	1.00%	to	1.00%	-1.84%	to	-1.84%

	Columbia Variable Portfolio - Small Company Growth Fund (Class 1)
December 31, 2015	14	$27.31956	to	$27.31956	$371	0.00%	1.00%	to	1.00%	2.79%	to	2.79%
December 31, 2014	14	$26.57882	to	$26.57882	$380	0.00%	1.00%	to	1.00%	-5.59%	to	-5.59%
December 31, 2013	15	$28.15297	to	$28.15297	$427	0.11%	1.00%	to	1.00%	39.07%	to	39.07%
December 31, 2012	19	$20.24437	to	$20.24437	$381	0.00%	1.00%	to	1.00%	10.88%	to	10.88%
December 31, 2011	21	$18.25774	to	$18.25774	$388	0.00%	1.00%	to	1.00%	-6.49%	to	-6.49%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2015	368	$11.49708	to	$16.28906	$5,260	0.00%	0.65%	to	2.75%	0.52%	to	2.70%
December 31, 2014	397	$11.43711	to	$16.08832	$5,552	0.00%	0.65%	to	2.75%	-8.31%	to	-6.33%
December 31, 2013	498	$12.47344	to	$17.42066	$7,436	0.00%	0.65%	to	2.75%	15.60%	to	18.10%
December 31, 2012	651	$10.79007	to	$14.96204	$8,260	0.60%	0.65%	to	2.75%	19.02%	to	21.60%
December 31, 2011	750	$9.06539	to	$12.48038	$7,890	1.32%	0.65%	to	2.75%	-17.25%	to	-15.47%

	NVIT Developing Markets Fund (Class II)
December 31, 2015	2,207	$9.90107	to	$24.36127	$34,273	1.00%	0.65%	to	3.05%	-18.87%	to	-16.86%
December 31, 2014	2,461	$12.16678	to	$29.37659	$47,005	0.83%	0.65%	to	3.05%	-8.72%	to	-6.46%
December 31, 2013	3,034	$13.28794	to	$31.48428	$62,989	0.90%	0.65%	to	3.05%	-3.02%	to	-0.62%
December 31, 2012	3,751	$13.65931	to	$31.75987	$78,997	0.10%	0.65%	to	3.05%	13.21%	to	16.02%
December 31, 2011	4,090	$12.02783	to	$27.44307	$75,241	0.27%	0.65%	to	3.05%	-24.77%	to	-22.91%

	ProFund VP Asia 30
December 31, 2015	455	$11.85992	to	$26.45357	$9,066	0.30%	0.65%	to	2.50%	-11.65%	to	-9.97%
December 31, 2014	549	$13.41646	to	$29.45663	$12,318	0.07%	0.65%	to	2.50%	-4.03%	to	-2.21%
December 31, 2013	845	$13.97265	to	$30.19771	$19,519	0.06%	0.65%	to	2.50%	12.10%	to	14.22%
December 31, 2012	1,129	$12.45832	to	$26.50384	$22,804	0.00%	0.65%	to	2.50%	12.58%	to	14.72%
December 31, 2011	1,209	$11.06023	to	$23.16046	$21,250	0.04%	0.65%	to	2.50%	-28.82%	to	-27.47%

	ProFund VP Banks
December 31, 2015	713	$5.77821	to	$16.69667	$5,068	0.21%	0.65%	to	2.50%	-2.92%	to	-1.08%
December 31, 2014	639	$5.23735	to	$17.19057	$4,619	0.09%	0.65%	to	2.75%	7.34%	to	9.66%
December 31, 2013	766	$4.87907	to	$15.96563	$5,019	0.41%	0.65%	to	2.75%	29.79%	to	32.59%
December 31, 2012	1,296	$3.75923	to	$12.26356	$6,430	0.00%	0.65%	to	2.75%	29.73%	to	32.54%
December 31, 2011	618	$2.89775	to	$4.57248	$2,310	0.00%	0.65%	to	2.75%	-28.76%	to	-27.23%

	ProFund VP Bear
December 31, 2015	2,306	$1.73048	to	$3.00362	$5,631	0.00%	0.65%	to	2.50%	-7.30%	to	-5.54%
December 31, 2014	2,386	$1.86494	to	$3.17983	$5,964	0.00%	0.65%	to	2.50%	-16.39%	to	-14.81%
December 31, 2013	2,674	$2.22828	to	$3.73245	$7,919	0.00%	0.65%	to	3.05%	-28.79%	to	-27.03%
December 31, 2012	2,506	$3.10838	to	$5.11497	$9,947	0.00%	0.65%	to	3.05%	-19.15%	to	-17.14%
December 31, 2011	3,843	$3.81882	to	$6.17289	$18,224	0.00%	0.65%	to	3.05%	-11.66%	to	-9.48%

A100

Note 7:	Financial Highlights (Continued)

A101

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Biotechnology
December 31, 2015	549	$27.95618	to	$57.19074	$17,356	0.00%	0.65%	to	1.65%	1.60%	to	2.63%
December 31, 2014	724	$27.44729	to	$55.86612	$22,711	0.00%	0.65%	to	1.90%	27.26%	to	28.88%
December 31, 2013	815	$21.45816	to	$43.45558	$20,141	0.00%	0.65%	to	1.90%	65.22%	to	67.32%
December 31, 2012	717	$12.92186	to	$23.49701	$10,864	0.00%	0.65%	to	1.90%	38.03%	to	39.79%
December 31, 2011	444	$9.31427	to	$17.02324	$4,770	0.00%	0.65%	to	1.90%	4.54%	to	5.87%

	ProFund VP Basic Materials
December 31, 2015	397	$10.57730	to	$19.91067	$6,317	0.59%	0.65%	to	2.65%	-16.21%	to	-14.48%
December 31, 2014	522	$12.62291	to	$23.34110	$9,745	0.60%	0.65%	to	2.65%	-1.01%	to	1.03%
December 31, 2013	792	$12.63704	to	$23.16241	$14,816	0.93%	0.65%	to	3.05%	14.82%	to	17.66%
December 31, 2012	863	$10.97190	to	$19.73517	$13,665	0.29%	0.65%	to	2.75%	5.50%	to	7.78%
December 31, 2011	1,157	$10.40033	to	$18.35708	$17,075	0.16%	0.65%	to	3.05%	-18.71%	to	-16.70%

	ProFund VP UltraBull
December 31, 2015	612	$12.70956	to	$27.76142	$9,050	0.00%	0.65%	to	1.90%	-4.73%	to	-3.51%
December 31, 2014	809	$13.27270	to	$28.84527	$12,418	0.00%	0.65%	to	1.90%	20.90%	to	22.44%
December 31, 2013	1,004	$10.92279	to	$23.61862	$12,630	0.00%	0.65%	to	1.90%	64.86%	to	66.96%
December 31, 2012	1,021	$6.59191	to	$14.18214	$8,024	0.00%	0.65%	to	1.90%	26.46%	to	28.08%
December 31, 2011	1,787	$5.18608	to	$11.10132	$10,990	0.00%	0.65%	to	1.90%	-6.64%	to	-5.45%

	ProFund VP Bull
December 31, 2015	1,917	$14.68494	to	$20.65788	$31,491	0.00%	0.65%	to	2.50%	-2.95%	to	-1.11%
December 31, 2014	3,408	$15.13075	to	$21.18734	$56,459	0.00%	0.65%	to	3.05%	8.07%	to	10.74%
December 31, 2013	3,062	$12.31174	to	$19.40528	$45,975	0.00%	0.65%	to	3.05%	25.80%	to	28.91%
December 31, 2012	3,404	$9.75656	to	$15.26808	$39,465	0.00%	0.65%	to	3.05%	10.41%	to	13.15%
December 31, 2011	6,004	$8.80949	to	$13.68730	$61,306	0.00%	0.65%	to	3.05%	-3.04%	to	-0.65%

	ProFund VP Consumer Services
December 31, 2015	753	$17.39919	to	$29.15262	$14,474	0.00%	0.65%	to	2.75%	1.81%	to	4.01%
December 31, 2014	606	$17.08982	to	$28.25646	$11,146	0.00%	0.65%	to	3.05%	9.03%	to	11.73%
December 31, 2013	1,185	$15.62598	to	$25.49530	$19,826	0.25%	0.65%	to	3.05%	35.61%	to	38.96%
December 31, 2012	889	$11.48757	to	$18.49608	$10,840	0.00%	0.65%	to	3.05%	18.37%	to	21.30%
December 31, 2011	823	$9.58355	to	$15.12328	$8,369	0.00%	0.65%	to	3.05%	2.29%	to	4.81%

	ProFund VP Consumer Goods Portfolio
December 31, 2015	718	$16.34648	to	$25.18252	$14,355	0.94%	0.65%	to	2.75%	1.30%	to	3.49%
December 31, 2014	863	$16.13683	to	$24.39556	$16,704	0.57%	0.65%	to	3.05%	6.87%	to	9.51%
December 31, 2013	894	$15.05350	to	$22.33301	$15,923	0.88%	0.65%	to	2.75%	24.92%	to	27.62%
December 31, 2012	803	$12.05038	to	$17.54415	$11,414	0.95%	0.65%	to	2.75%	7.80%	to	10.14%
December 31, 2011	1,243	$11.17801	to	$15.96959	$16,036	1.05%	0.65%	to	3.05%	3.69%	to	6.25%

	ProFund VP Oil & Gas
December 31, 2015	905	$10.22954	to	$22.85208	$15,917	0.70%	0.65%	to	2.65%	-25.41%	to	-23.87%
December 31, 2014	1,124	$13.71351	to	$30.09315	$25,967	0.42%	0.65%	to	3.05%	-13.59%	to	-11.45%
December 31, 2013	1,284	$15.66246	to	$34.06864	$33,901	0.43%	0.65%	to	3.05%	20.29%	to	23.26%
December 31, 2012	1,631	$12.98066	to	$27.70826	$35,105	0.12%	0.65%	to	3.05%	-0.25%	to	2.23%
December 31, 2011	2,056	$12.97271	to	$27.17321	$43,737	0.17%	0.65%	to	3.05%	-0.87%	to	1.58%

	ProFund VP Europe 30
December 31, 2015	984	$8.00810	to	$15.93683	$10,518	5.30%	0.65%	to	2.50%	-13.11%	to	-11.46%
December 31, 2014	1,052	$9.09933	to	$18.04423	$12,684	1.42%	0.65%	to	2.75%	-11.16%	to	-9.24%
December 31, 2013	1,747	$10.08662	to	$19.93155	$23,469	1.36%	0.65%	to	2.75%	18.29%	to	20.84%
December 31, 2012	1,696	$8.39741	to	$16.53513	$18,717	2.84%	0.65%	to	2.75%	13.38%	to	15.84%
December 31, 2011	1,176	$7.29348	to	$14.31060	$11,042	1.12%	0.65%	to	2.75%	-11.39%	to	-9.48%

	ProFund VP Financials
December 31, 2015	1,582	$7.54613	to	$20.75438	$15,929	0.33%	0.65%	to	2.75%	-4.20%	to	-2.13%
December 31, 2014	1,954	$7.87728	to	$21.37923	$20,490	0.20%	0.65%	to	3.05%	9.47%	to	12.18%
December 31, 2013	2,514	$7.17338	to	$19.21216	$23,561	0.36%	0.65%	to	3.05%	28.05%	to	31.22%
December 31, 2012	2,235	$5.58464	to	$14.98123	$16,277	0.13%	0.65%	to	3.05%	20.92%	to	23.92%
December 31, 2011	1,806	$4.60421	to	$12.13849	$10,764	0.00%	0.65%	to	3.05%	-16.46%	to	-14.39%

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP U.S. Government Plus
December 31, 2015	760	$12.71579	to	$21.64137	$14,559	0.00%	0.65%	to	2.65%	-8.14%	to	-6.25%
December 31, 2014	864	$13.81464	to	$23.08528	$17,723	0.18%	0.65%	to	2.75%	32.64%	to	35.50%
December 31, 2013	923	$10.38293	to	$17.03654	$13,973	0.20%	0.65%	to	2.75%	-21.34%	to	-19.64%
December 31, 2012	1,423	$13.15892	to	$21.19966	$26,886	0.00%	0.65%	to	2.75%	-1.81%	to	0.32%
December 31, 2011	2,260	$13.14239	to	$21.13300	$42,390	0.14%	0.65%	to	3.05%	39.16%	to	42.58%

	ProFund VP Health Care
December 31, 2015	2,360	$18.53580	to	$29.17354	$49,520	0.00%	0.65%	to	3.05%	1.82%	to	4.34%
December 31, 2014	2,579	$17.89983	to	$28.07299	$52,236	0.08%	0.65%	to	3.05%	19.93%	to	22.89%
December 31, 2013	2,348	$14.67591	to	$22.50584	$38,341	0.35%	0.65%	to	2.75%	35.92%	to	38.85%
December 31, 2012	2,027	$10.65001	to	$16.58498	$24,163	0.38%	0.65%	to	2.75%	14.17%	to	16.64%
December 31, 2011	1,723	$9.20016	to	$14.27648	$17,794	0.26%	0.65%	to	2.75%	7.09%	to	9.40%

	ACCESS VP High Yield Fund
December 31, 2015	462	$17.21001	to	$19.69911	$8,489	3.71%	0.65%	to	1.90%	-1.75%	to	-0.50%
December 31, 2014	646	$17.51633	to	$19.79748	$11,928	3.81%	0.65%	to	1.90%	0.39%	to	1.67%
December 31, 2013	1,155	$17.44748	to	$19.47151	$21,085	2.62%	0.65%	to	1.90%	7.93%	to	9.30%
December 31, 2012	1,584	$16.16581	to	$17.81424	$26,571	4.12%	0.65%	to	1.90%	11.95%	to	13.38%
December 31, 2011	2,808	$14.43990	to	$15.71178	$41,868	0.73%	0.65%	to	1.90%	0.80%	to	2.08%

	ProFund VP Industrials
December 31, 2015	391	$13.93821	to	$24.70873	$7,192	0.11%	0.65%	to	2.75%	-6.08%	to	-4.05%
December 31, 2014	629	$14.83996	to	$25.81617	$12,138	0.24%	0.65%	to	2.75%	2.67%	to	4.89%
December 31, 2013	886	$14.45347	to	$24.67438	$16,378	0.42%	0.65%	to	2.75%	34.39%	to	37.29%
December 31, 2012	681	$10.75494	to	$18.01769	$9,293	0.34%	0.65%	to	2.75%	12.61%	to	15.05%
December 31, 2011	752	$9.55071	to	$15.70088	$9,130	0.37%	0.65%	to	2.75%	-4.48%	to	-2.42%

	ProFund VP Internet
December 31, 2015	195	$48.67555	to	$59.94676	$9,887	0.00%	0.65%	to	1.90%	18.07%	to	19.57%
December 31, 2014	124	$41.12237	to	$50.26138	$5,279	0.00%	0.65%	to	1.90%	-0.80%	to	0.46%
December 31, 2013	240	$41.34854	to	$50.15518	$10,188	0.00%	0.65%	to	1.90%	48.83%	to	50.72%
December 31, 2012	203	$27.71190	to	$33.36005	$5,733	0.00%	0.65%	to	1.90%	17.48%	to	18.98%
December 31, 2011	176	$23.52770	to	$28.10825	$4,213	0.00%	0.65%	to	1.90%	-8.68%	to	-7.51%

	ProFund VP Japan
December 31, 2015	642	$10.92977	to	$17.34588	$7,721	0.00%	0.65%	to	2.50%	3.16%	to	5.12%
December 31, 2014	641	$10.68867	to	$16.54245	$7,392	0.00%	0.65%	to	2.50%	0.65%	to	2.56%
December 31, 2013	1,157	$9.68864	to	$16.17098	$13,024	0.00%	0.65%	to	2.75%	44.16%	to	47.27%
December 31, 2012	1,032	$6.72060	to	$11.00789	$7,983	0.00%	0.65%	to	2.75%	19.56%	to	22.15%
December 31, 2011	753	$5.62108	to	$9.03462	$4,800	0.00%	0.65%	to	2.75%	-20.78%	to	-19.07%

	ProFund VP Precious Metals
December 31, 2015	2,126	$3.42257	to	$5.71537	$10,178	0.00%	0.65%	to	2.50%	-34.53%	to	-33.29%
December 31, 2014	2,217	$4.99374	to	$8.58893	$15,781	0.00%	0.65%	to	2.75%	-25.96%	to	-24.36%
December 31, 2013	2,771	$6.74500	to	$11.38383	$25,863	0.00%	0.65%	to	2.75%	-39.65%	to	-38.35%
December 31, 2012	3,517	$11.17737	to	$18.51153	$53,301	0.00%	0.65%	to	2.75%	-16.90%	to	-15.10%
December 31, 2011	4,194	$13.45111	to	$21.85992	$75,281	0.00%	0.65%	to	2.75%	-21.43%	to	-19.74%

	ProFund VP Mid-Cap Growth
December 31, 2015	1,019	$16.17135	to	$27.08396	$21,169	0.00%	0.65%	to	2.65%	-2.37%	to	-0.37%
December 31, 2014	1,099	$16.56468	to	$27.25269	$23,083	0.00%	0.65%	to	2.65%	3.09%	to	5.20%
December 31, 2013	1,576	$15.92425	to	$25.97017	$31,497	0.00%	0.65%	to	3.05%	26.55%	to	29.68%
December 31, 2012	1,815	$12.54492	to	$20.07739	$28,057	0.00%	0.65%	to	3.05%	11.86%	to	14.63%
December 31, 2011	2,360	$11.18060	to	$17.55915	$31,800	0.00%	0.65%	to	3.05%	-5.85%	to	-3.52%

	ProFund VP Mid-Cap Value
December 31, 2015	620	$17.07915	to	$26.15693	$12,038	0.14%	0.65%	to	2.50%	-10.52%	to	-8.82%
December 31, 2014	802	$19.08698	to	$28.75973	$17,299	0.12%	0.65%	to	2.50%	7.43%	to	9.47%
December 31, 2013	1,339	$14.31905	to	$26.33828	$26,369	0.37%	0.65%	to	2.75%	28.53%	to	31.30%
December 31, 2012	1,520	$11.14090	to	$20.11028	$22,992	0.15%	0.65%	to	2.75%	13.35%	to	15.81%
December 31, 2011	1,920	$9.82848	to	$17.40933	$25,104	0.17%	0.65%	to	2.75%	-6.56%	to	-4.55%

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Pharmaceuticals
December 31, 2015	505	$14.69965	to	$24.76427	$8,013	0.51%	0.65%	to	2.65%	1.67%	to	3.76%
December 31, 2014	717	$14.31041	to	$24.20698	$10,882	0.86%	0.65%	to	2.65%	16.20%	to	18.58%
December 31, 2013	616	$12.19047	to	$20.70499	$7,906	1.94%	0.65%	to	2.65%	28.14%	to	30.77%
December 31, 2012	713	$9.41676	to	$16.05920	$7,029	1.34%	0.65%	to	2.65%	8.88%	to	11.13%
December 31, 2011	1,404	$8.56033	to	$14.65825	$12,351	1.40%	0.65%	to	2.65%	13.06%	to	15.38%

	ProFund VP Real Estate
December 31, 2015	494	$13.02286	to	$27.50732	$11,629	0.61%	0.65%	to	2.75%	-2.43%	to	-0.33%
December 31, 2014	691	$13.34780	to	$27.59787	$16,399	1.64%	0.65%	to	3.05%	21.21%	to	24.20%
December 31, 2013	690	$10.97849	to	$22.21991	$13,090	1.28%	0.65%	to	3.05%	-2.96%	to	-0.56%
December 31, 2012	869	$11.27854	to	$22.34453	$16,660	2.35%	0.65%	to	3.05%	13.59%	to	16.41%
December 31, 2011	759	$9.89831	to	$19.19485	$12,605	0.00%	0.65%	to	3.05%	1.56%	to	4.07%

	ProFund VP Rising Rates Opportunity
December 31, 2015	4,213	$1.69877	to	$3.52761	$7,627	0.00%	0.65%	to	2.65%	-4.19%	to	-2.23%
December 31, 2014	6,710	$1.75517	to	$3.65949	$12,483	0.00%	0.65%	to	3.05%	-32.39%	to	-30.71%
December 31, 2013	6,725	$2.55893	to	$5.35722	$18,221	0.00%	0.65%	to	3.05%	12.93%	to	15.72%
December 31, 2012	3,764	$2.23383	to	$4.69566	$9,052	0.00%	0.65%	to	3.05%	-9.78%	to	-7.54%
December 31, 2011	4,829	$2.44059	to	$5.15157	$12,551	0.00%	0.65%	to	3.05%	-39.41%	to	-37.91%

	ProFund VP NASDAQ-100
December 31, 2015	1,741	$11.83336	to	$33.93907	$28,860	0.00%	0.65%	to	2.50%	4.77%	to	6.76%
December 31, 2014	1,971	$11.16877	to	$31.87144	$30,972	0.00%	0.65%	to	2.50%	14.08%	to	16.25%
December 31, 2013	2,274	$9.68106	to	$27.48656	$30,452	0.00%	0.65%	to	2.50%	30.92%	to	33.40%
December 31, 2012	2,193	$7.31221	to	$20.65639	$22,815	0.00%	0.65%	to	2.50%	13.32%	to	15.47%
December 31, 2011	2,758	$6.38058	to	$17.93351	$25,610	0.00%	0.65%	to	2.50%	-1.08%	to	0.80%

	ProFund VP Semiconductor
December 31, 2015	196	$9.56793	to	$15.53923	$1,975	0.69%	0.65%	to	1.90%	-4.72%	to	-3.51%
December 31, 2014	328	$10.01645	to	$16.30916	$3,404	0.14%	0.65%	to	1.90%	31.97%	to	33.66%
December 31, 2013	143	$7.57041	to	$12.35786	$1,120	0.57%	0.65%	to	1.90%	30.94%	to	32.61%
December 31, 2012	176	$5.76682	to	$9.83468	$1,045	0.33%	0.65%	to	1.90%	-5.99%	to	-4.79%
December 31, 2011	246	$6.11890	to	$10.41920	$1,531	0.08%	0.65%	to	1.90%	-5.72%	to	-4.52%

	ProFund VP Small-Cap Growth
December 31, 2015	951	$15.54402	to	$29.85326	$21,608	0.00%	0.65%	to	2.75%	-1.61%	to	0.52%
December 31, 2014	1,015	$15.79831	to	$29.77513	$23,075	0.00%	0.65%	to	3.05%	-0.94%	to	1.51%
December 31, 2013	1,972	$15.89961	to	$29.40650	$44,117	0.00%	0.65%	to	3.05%	36.15%	to	39.51%
December 31, 2012	1,306	$11.64237	to	$21.13125	$20,944	0.00%	0.65%	to	3.05%	9.04%	to	11.75%
December 31, 2011	2,476	$10.64374	to	$18.95717	$35,338	0.00%	0.65%	to	3.05%	-1.80%	to	0.62%

	ProFund VP Short Mid-Cap
December 31, 2015	245	$2.00094	to	$2.23913	$498	0.00%	0.65%	to	1.65%	-3.33%	to	-2.35%
December 31, 2014	249	$2.06984	to	$2.29291	$527	0.00%	0.65%	to	1.65%	-13.89%	to	-13.01%
December 31, 2013	173	$2.40360	to	$2.63579	$423	0.00%	0.65%	to	1.65%	-28.89%	to	-28.17%
December 31, 2012	298	$3.38019	to	$3.66941	$1,043	0.00%	0.65%	to	1.65%	-20.29%	to	-19.48%
December 31, 2011	601	$4.16456	to	$4.55713	$2,614	0.00%	0.65%	to	1.90%	-9.97%	to	-8.82%

	ProFund VP Short NASDAQ-100
December 31, 2015	1,355	$0.92896	to	$1.77832	$1,493	0.00%	0.65%	to	2.40%	-15.13%	to	-13.60%
December 31, 2014	832	$1.09461	to	$2.08785	$1,065	0.00%	0.65%	to	2.45%	-21.36%	to	-19.91%
December 31, 2013	998	$1.39116	to	$2.64409	$1,635	0.00%	0.65%	to	2.45%	-31.13%	to	-29.86%
December 31, 2012	1,644	$2.01909	to	$3.82383	$3,831	0.00%	0.65%	to	2.50%	-20.83%	to	-19.32%
December 31, 2011	2,783	$2.54776	to	$4.80778	$8,013	0.00%	0.65%	to	2.50%	-12.71%	to	-11.06%

	ProFund VP Short Small-Cap
December 31, 2015	272	$1.93339	to	$2.16357	$539	0.00%	0.65%	to	1.65%	-2.46%	to	-1.47%
December 31, 2014	339	$1.98216	to	$2.19578	$688	0.00%	0.65%	to	1.65%	-10.73%	to	-9.82%
December 31, 2013	244	$2.16944	to	$2.43499	$549	0.00%	0.65%	to	1.90%	-32.56%	to	-31.70%
December 31, 2012	779	$3.21681	to	$3.56496	$2,657	0.00%	0.65%	to	1.90%	-20.51%	to	-19.49%
December 31, 2011	986	$4.04658	to	$4.42795	$4,131	0.00%	0.65%	to	1.90%	-10.81%	to	-9.68%

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Small-Cap Value
December 31, 2015	608	$12.89824	to	$25.11391	$10,714	0.00%	0.65%	to	2.75%	-10.80%	to	-8.87%
December 31, 2014	702	$14.46006	to	$27.62906	$13,800	0.00%	0.65%	to	2.75%	2.90%	to	5.13%
December 31, 2013	1,227	$14.05201	to	$26.34809	$23,255	0.22%	0.65%	to	3.05%	33.48%	to	36.78%
December 31, 2012	1,279	$10.49501	to	$19.31173	$17,613	0.00%	0.65%	to	3.05%	12.61%	to	15.40%
December 31, 2011	1,619	$9.29122	to	$16.77683	$18,881	0.00%	0.65%	to	3.05%	-7.02%	to	-4.73%

	ProFund VP Technology
December 31, 2015	598	$8.57888	to	$24.64815	$6,100	0.00%	0.65%	to	1.90%	0.46%	to	1.74%
December 31, 2014	592	$8.49662	to	$22.56441	$6,252	0.00%	0.65%	to	1.90%	15.87%	to	17.35%
December 31, 2013	596	$7.29569	to	$20.75015	$5,374	0.00%	0.65%	to	1.90%	22.82%	to	24.38%
December 31, 2012	816	$5.91023	to	$15.72774	$6,099	0.00%	0.65%	to	1.90%	8.21%	to	9.59%
December 31, 2011	1,409	$5.43417	to	$14.47563	$10,484	0.00%	0.65%	to	1.90%	-3.24%	to	-2.01%

	ProFund VP Telecommunications
December 31, 2015	453	$6.44143	to	$15.88385	$4,363	1.78%	0.65%	to	2.75%	-1.27%	to	0.86%
December 31, 2014	627	$6.43497	to	$15.78788	$6,332	3.61%	0.65%	to	3.05%	-2.50%	to	-0.09%
December 31, 2013	696	$6.48963	to	$16.08519	$7,143	3.34%	0.65%	to	3.05%	8.65%	to	11.34%
December 31, 2012	1,024	$5.87296	to	$14.58634	$9,765	2.70%	0.65%	to	3.05%	12.96%	to	15.76%
December 31, 2011	897	$5.11203	to	$12.72244	$7,237	3.20%	0.65%	to	3.05%	-1.23%	to	1.21%

	ProFund VP UltraMid-Cap
December 31, 2015	790	$22.79049	to	$43.51556	$19,480	0.00%	0.65%	to	2.50%	-11.42%	to	-9.74%
December 31, 2014	845	$25.50653	to	$48.71411	$23,523	0.00%	0.65%	to	2.50%	12.46%	to	14.59%
December 31, 2013	821	$22.48468	to	$42.30267	$21,008	0.00%	0.65%	to	2.50%	66.35%	to	69.50%
December 31, 2012	1,147	$13.39974	to	$25.80111	$17,481	0.00%	0.65%	to	2.50%	29.17%	to	31.63%
December 31, 2011	1,282	$10.28371	to	$19.88226	$14,754	0.00%	0.65%	to	2.50%	-15.81%	to	-14.21%

	ProFund VP UltraNASDAQ-100
December 31, 2015	7,828	$2.89293	to	$68.56635	$43,081	0.00%	0.65%	to	1.65%	11.73%	to	12.86%
December 31, 2014	8,527	$2.57880	to	$60.90415	$42,099	0.00%	0.65%	to	1.90%	33.26%	to	34.96%
December 31, 2013	9,661	$1.92242	to	$45.24276	$36,426	0.00%	0.65%	to	1.90%	75.65%	to	77.88%
December 31, 2012	9,648	$1.08727	to	$25.49858	$20,012	0.00%	0.65%	to	1.90%	31.21%	to	32.88%
December 31, 2011	13,474	$0.82312	to	$19.23735	$26,978	0.00%	0.65%	to	1.90%	-3.07%	to	-1.83%

	ProFund VP UltraSmall-Cap
December 31, 2015	439	$14.23782	to	$31.93952	$7,044	0.00%	0.65%	to	1.90%	-14.63%	to	-13.54%
December 31, 2014	561	$16.59306	to	$37.03490	$10,466	0.00%	0.65%	to	1.90%	3.38%	to	4.69%
December 31, 2013	745	$15.96970	to	$35.46351	$13,363	0.00%	0.65%	to	1.90%	83.12%	to	85.45%
December 31, 2012	882	$8.67698	to	$19.17159	$8,671	0.00%	0.65%	to	1.90%	27.05%	to	28.67%
December 31, 2011	1,128	$6.79487	to	$14.93733	$8,671	0.00%	0.65%	to	1.90%	-20.37%	to	-19.36%

	ProFund VP Utilities
December 31, 2015	1,069	$14.17574	to	$27.67390	$19,082	2.22%	0.65%	to	2.75%	-8.98%	to	-7.01%
December 31, 2014	1,720	$15.57374	to	$29.83533	$33,522	1.70%	0.65%	to	3.05%	22.05%	to	25.07%
December 31, 2013	1,484	$12.72111	to	$23.91587	$23,563	2.86%	0.65%	to	3.05%	9.86%	to	12.58%
December 31, 2012	1,647	$11.54386	to	$21.29761	$23,443	2.48%	0.65%	to	3.05%	-2.92%	to	-0.51%
December 31, 2011	2,537	$11.75730	to	$21.46105	$36,724	2.34%	0.65%	to	3.05%	13.93%	to	16.75%

	ProFund VP Large-Cap Growth
December 31, 2015	1,412	$15.04705	to	$24.07211	$24,975	0.00%	0.65%	to	2.65%	1.01%	to	3.08%
December 31, 2014	2,196	$14.89691	to	$23.44671	$37,627	0.10%	0.65%	to	2.65%	9.94%	to	12.19%
December 31, 2013	1,897	$13.42825	to	$20.98293	$29,303	0.33%	0.65%	to	2.75%	27.07%	to	29.82%
December 31, 2012	1,861	$10.56723	to	$16.22893	$22,220	0.09%	0.65%	to	2.75%	9.61%	to	11.98%
December 31, 2011	2,571	$9.64061	to	$14.55084	$27,419	0.00%	0.65%	to	2.75%	0.30%	to	2.46%

	ProFund VP Large-Cap Value
December 31, 2015	1,111	$11.62181	to	$19.72491	$15,188	1.07%	0.65%	to	2.65%	-7.26%	to	-5.35%
December 31, 2014	1,950	$12.53158	to	$22.39165	$28,107	0.62%	0.65%	to	2.65%	7.55%	to	9.76%
December 31, 2013	1,195	$11.54696	to	$20.48367	$15,875	0.99%	0.65%	to	3.05%	25.93%	to	29.05%
December 31, 2012	1,829	$9.14091	to	$15.93700	$18,800	0.83%	0.65%	to	3.05%	11.89%	to	14.67%
December 31, 2011	2,107	$8.14400	to	$13.95444	$19,187	0.82%	0.65%	to	3.05%	-4.28%	to	-1.92%

A102

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Rydex VT Nova
December 31, 2015	125	$10.60842	to	$12.03660	$1,334	0.00%	0.65%	to	1.40%	-2.11%	to	-1.36%
December 31, 2014	159	$10.83692	to	$12.20300	$1,746	0.09%	0.65%	to	1.40%	16.93%	to	17.82%
December 31, 2013	187	$9.26815	to	$10.35776	$1,750	0.10%	0.65%	to	1.40%	46.90%	to	48.02%
December 31, 2012	224	$6.30896	to	$6.99741	$1,425	0.00%	0.65%	to	1.40%	20.53%	to	21.45%
December 31, 2011	262	$5.23427	to	$12.08380	$1,381	0.04%	0.65%	to	1.65%	-2.79%	to	-1.81%

	Rydex VT NASDAQ-100
December 31, 2015	631	$14.27893	to	$32.26457	$9,018	0.00%	0.65%	to	1.65%	6.46%	to	7.54%
December 31, 2014	738	$9.20732	to	$30.30805	$9,894	0.00%	0.65%	to	1.65%	15.51%	to	16.68%
December 31, 2013	843	$7.93890	to	$26.23872	$9,758	0.00%	0.65%	to	1.65%	32.40%	to	33.74%
December 31, 2012	983	$5.97189	to	$19.81775	$8,572	0.00%	0.65%	to	1.65%	14.84%	to	16.01%
December 31, 2011	1,158	$5.17914	to	$17.25682	$8,764	0.00%	0.65%	to	1.65%	0.49%	to	1.51%

	Rydex VT Inverse S&P 500 Strategy
December 31, 2015	11	$2.89994	to	$3.10231	$32	0.00%	1.00%	to	1.40%	-5.77%	to	-5.39%
December 31, 2014	13	$2.09535	to	$3.27904	$39	0.00%	1.00%	to	1.65%	-15.87%	to	-15.31%
December 31, 2013	13	$2.49053	to	$3.87189	$47	0.00%	1.00%	to	1.65%	-27.73%	to	-27.25%
December 31, 2012	20	$3.44615	to	$5.32237	$100	0.00%	1.00%	to	1.65%	-18.35%	to	-17.81%
December 31, 2011	20	$4.22083	to	$6.47588	$121	0.00%	1.00%	to	1.65%	-10.54%	to	-9.95%

	Invesco V.I. Global Health Care Fund (Series I)
December 31, 2015	1,698	$20.62230	to	$32.29234	$46,871	0.00%	0.65%	to	3.05%	0.02%	to	2.49%
December 31, 2014	1,946	$20.55531	to	$31.50696	$52,380	0.00%	0.65%	to	3.05%	16.02%	to	18.89%
December 31, 2013	1,950	$17.66225	to	$26.50075	$44,462	0.70%	0.65%	to	3.05%	36.26%	to	39.63%
December 31, 2012	1,977	$12.92230	to	$18.97945	$32,463	0.00%	0.65%	to	3.05%	17.20%	to	20.11%
December 31, 2011	2,169	$11.06847	to	$15.80162	$29,771	0.00%	0.65%	to	3.05%	0.79%	to	3.28%

	Invesco V.I. Technology Fund (Series I)
December 31, 2015	2,189	$5.84090	to	$22.42560	$20,672	0.00%	0.65%	to	1.90%	4.79%	to	6.12%
December 31, 2014	2,382	$5.53758	to	$21.40148	$21,265	0.00%	0.65%	to	1.90%	8.94%	to	10.33%
December 31, 2013	2,674	$5.04966	to	$19.64487	$21,779	0.00%	0.65%	to	1.90%	22.77%	to	24.33%
December 31, 2012	3,100	$4.08609	to	$16.00172	$20,463	0.00%	0.65%	to	1.90%	9.16%	to	10.56%
December 31, 2011	3,794	$3.71853	to	$14.65886	$23,148	0.16%	0.65%	to	1.90%	-6.85%	to	-5.67%

	Wells Fargo VT Index Asset Allocation Fund (Class 2)
December 31, 2015	593	$17.91992	to	$39.15838	$23,200	1.02%	1.40%	to	2.00%	-0.78%	to	-0.17%
December 31, 2014	707	$17.87129	to	$39.22449	$27,690	1.52%	1.25%	to	2.25%	0.00%	to	16.41%
December 31, 2013	803	$15.48609	to	$33.69652	$26,977	1.63%	1.40%	to	2.25%	16.94%	to	17.96%
December 31, 2012	910	$13.24278	to	$28.56693	$25,939	1.44%	1.40%	to	2.25%	10.49%	to	11.45%
December 31, 2011	1,036	$11.98600	to	$25.63242	$26,487	3.02%	1.40%	to	2.25%	4.09%	to	5.00%

	Wells Fargo VT International Equity Portfolio (Class 2)
December 31, 2015	44	$8.36415	to	$14.20315	$372	3.62%	1.40%	to	1.90%	-0.13%	to	0.38%
December 31, 2014	61	$8.33290	to	$14.18592	$510	2.70%	1.40%	to	2.15%	-7.39%	to	-6.68%
December 31, 2013	72	$8.92926	to	$15.23993	$642	2.09%	1.40%	to	2.15%	16.95%	to	17.85%
December 31, 2012	83	$7.57687	to	$12.96464	$633	1.34%	1.40%	to	2.15%	11.04%	to	11.89%
December 31, 2011	100	$6.77169	to	$11.61649	$679	0.10%	1.40%	to	2.15%	-14.78%	to	-14.13%

	Wells Fargo VT Small Cap Growth Portfolio
December 31, 2015	72	$19.08952	to	$31.47356	$1,384	0.00%	1.40%	to	1.65%	-4.49%	to	-4.24%
December 31, 2014	81	$19.93529	to	$32.95146	$1,620	0.00%	1.40%	to	1.65%	-3.50%	to	-3.25%
December 31, 2013	96	$20.60536	to	$34.14555	$1,980	0.00%	1.40%	to	1.90%	47.38%	to	48.13%
December 31, 2012	110	$13.91046	to	$23.10986	$1,544	0.00%	1.40%	to	1.90%	5.82%	to	6.36%
December 31, 2011	130	$13.07900	to	$21.78391	$1,708	0.00%	1.40%	to	1.90%	-6.41%	to	-5.93%

	Wells Fargo VT Total Return Bond
December 31, 2015	152	$14.76856	to	$18.70077	$2,829	1.28%	1.25%	to	1.65%	-1.52%	to	-1.12%
December 31, 2014	180	$13.35000	to	$18.94075	$3,403	1.36%	1.25%	to	2.25%	3.21%	to	4.27%
December 31, 2013	205	$12.93456	to	$18.19316	$3,733	1.24%	1.40%	to	2.25%	-4.63%	to	-3.80%
December 31, 2012	264	$13.56222	to	$18.91162	$4,988	1.45%	1.40%	to	2.25%	3.71%	to	4.61%
December 31, 2011	295	$13.07769	to	$18.07844	$5,324	2.68%	1.40%	to	2.25%	5.87%	to	6.78%

A103

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST FI Pyramis Quantitative Portfolio
December 31, 2015	100,567	$10.43994	to	$17.31566	$1,202,190	0.00%	0.65%	to	3.05%	-2.09%	to	0.33%
December 31, 2014	113,449	$10.65721	to	$17.32775	$1,364,995	0.00%	0.65%	to	3.05%	0.01%	to	2.48%
December 31, 2013	129,733	$10.65116	to	$16.97657	$1,537,832	0.00%	0.65%	to	3.05%	11.26%	to	14.01%
December 31, 2012	138,334	$9.56815	to	$14.95001	$1,453,040	1.98%	0.65%	to	3.05%	7.25%	to	9.92%
December 31, 2011	134,050	$8.91636	to	$13.65642	$1,294,670	1.74%	0.65%	to	3.05%	-4.50%	to	-2.15%

	AST Prudential Growth Allocation Portfolio
December 31, 2015	248,775	$10.53307	to	$18.39372	$3,024,796	0.00%	0.65%	to	3.05%	-3.64%	to	-1.26%
December 31, 2014	185,765	$10.90898	to	$18.70350	$2,292,579	0.00%	0.65%	to	3.05%	5.87%	to	8.49%
December 31, 2013	192,674	$10.28211	to	$17.30987	$2,213,547	0.00%	0.65%	to	3.05%	13.46%	to	16.27%
December 31, 2012	201,472	$9.04492	to	$14.94838	$2,010,957	1.37%	0.65%	to	3.05%	9.47%	to	12.19%
December 31, 2011	183,236	$8.24527	to	$13.37845	$1,644,213	1.14%	0.65%	to	3.05%	-9.07%	to	-6.82%

	AST Advanced Strategies Portfolio
December 31, 2015	124,459	$12.18612	to	$18.92286	$1,778,421	0.00%	0.65%	to	3.05%	-2.27%	to	0.15%
December 31, 2014	140,666	$12.44374	to	$18.97129	$2,024,233	0.00%	0.65%	to	3.05%	2.87%	to	5.42%
December 31, 2013	151,296	$12.07140	to	$18.06896	$2,087,639	0.00%	0.65%	to	3.05%	13.00%	to	15.80%
December 31, 2012	153,034	$10.66044	to	$15.66679	$1,842,575	1.37%	0.65%	to	3.05%	10.18%	to	12.91%
December 31, 2011	141,350	$9.65579	to	$13.93170	$1,522,265	1.01%	0.65%	to	3.05%	-2.94%	to	-0.54%

	AST Investment Grade Bond Portfolio
December 31, 2015	110,488	$13.28462	to	$16.41795	$1,657,179	0.00%	0.65%	to	2.45%	-1.31%	to	0.52%
December 31, 2014	41,949	$13.46048	to	$16.33371	$633,173	0.00%	0.65%	to	2.45%	4.11%	to	6.04%
December 31, 2013	45,339	$12.92850	to	$15.40398	$652,505	0.00%	0.65%	to	2.45%	-5.55%	to	-3.81%
December 31, 2012	141,377	$13.68874	to	$16.01440	$2,141,323	1.27%	0.65%	to	2.45%	6.72%	to	8.69%
December 31, 2011	340,421	$12.82717	to	$14.73389	$4,798,061	1.66%	0.65%	to	2.45%	9.69%	to	11.71%

	AST Bond Portfolio 2015
December 31, 2015	0	$11.14484	to	$12.57919	$0	0.00%	1.00%	to	2.60%	-2.89%	to	-1.30%
December 31, 2014	2,817	$11.46522	to	$12.74487	$33,450	0.00%	1.00%	to	2.60%	-2.71%	to	-1.11%
December 31, 2013	3,422	$11.77231	to	$12.88732	$41,496	0.00%	1.00%	to	2.60%	-2.92%	to	-1.33%
December 31, 2012	6,731	$12.11426	to	$13.06095	$83,658	2.39%	1.00%	to	2.60%	0.34%	to	1.99%
December 31, 2011	9,373	$12.06116	to	$12.80646	$115,391	1.55%	1.00%	to	2.60%	3.64%	to	5.34%

	AST Bond Portfolio 2018
December 31, 2015	4,490	$10.67946	to	$14.21013	$58,244	0.00%	1.00%	to	3.05%	-2.27%	to	-0.20%
December 31, 2014	5,596	$10.92698	to	$14.23827	$73,255	0.00%	1.00%	to	3.05%	-0.47%	to	1.64%
December 31, 2013	9,502	$10.97843	to	$14.00904	$123,363	0.00%	1.00%	to	3.05%	-6.10%	to	-4.11%
December 31, 2012	23,639	$11.69126	to	$14.64582	$324,341	0.49%	1.00%	to	3.05%	2.49%	to	4.66%
December 31, 2011	36,607	$11.40768	to	$14.10092	$486,106	0.38%	1.00%	to	3.05%	10.12%	to	12.44%

	AST Bond Portfolio 2019
December 31, 2015	4,097	$10.82962	to	$14.38526	$53,876	0.00%	1.00%	to	3.05%	-2.01%	to	0.06%
December 31, 2014	4,465	$11.05193	to	$14.37659	$59,083	0.00%	1.00%	to	3.05%	1.08%	to	3.22%
December 31, 2013	7,280	$10.93330	to	$13.92798	$94,194	0.00%	1.00%	to	3.05%	-7.73%	to	-5.78%
December 31, 2012	11,940	$11.84987	to	$14.81902	$166,500	0.91%	1.00%	to	3.05%	2.62%	to	4.80%
December 31, 2011	3,345	$11.67421	to	$14.10576	$45,275	0.92%	1.00%	to	2.65%	12.91%	to	14.81%

	AST Global Real Estate Portfolio
December 31, 2015	2,971	$11.62091	to	$22.64119	$38,841	0.00%	0.65%	to	3.05%	-3.14%	to	-0.74%
December 31, 2014	3,551	$11.96023	to	$22.90195	$47,309	0.00%	0.65%	to	3.05%	10.45%	to	13.18%
December 31, 2013	3,762	$10.79529	to	$20.31631	$44,915	0.00%	0.65%	to	3.05%	1.16%	to	3.67%
December 31, 2012	3,715	$10.63809	to	$19.67649	$43,049	1.44%	0.65%	to	3.05%	22.93%	to	25.98%
December 31, 2011	2,477	$8.62695	to	$15.68204	$23,007	2.40%	0.65%	to	3.05%	-7.93%	to	-5.66%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2015	11,385	$6.94698	to	$12.78938	$89,179	0.00%	0.65%	to	3.05%	-19.27%	to	-17.27%
December 31, 2014	13,467	$8.57855	to	$15.52124	$128,435	0.00%	0.65%	to	3.05%	-7.59%	to	-5.30%
December 31, 2013	14,305	$9.25458	to	$16.45656	$145,298	0.00%	0.65%	to	3.05%	-2.83%	to	-0.43%
December 31, 2012	13,403	$9.45164	to	$16.59416	$137,728	1.11%	0.65%	to	3.05%	14.33%	to	17.16%
December 31, 2011	11,537	$8.25024	to	$14.22060	$102,017	0.91%	0.65%	to	3.05%	-22.70%	to	-20.79%

A104

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2016
December 31, 2015	3,661	$9.96294	to	$11.18973	$38,050	0.00%	1.00%	to	3.05%	-3.27%	to	-1.23%
December 31, 2014	908	$10.27330	to	$11.15760	$9,633	0.00%	1.00%	to	3.05%	-2.60%	to	-0.54%
December 31, 2013	1,397	$10.49912	to	$11.38997	$15,027	0.00%	1.00%	to	3.05%	-3.72%	to	-1.68%
December 31, 2012	4,458	$10.85405	to	$11.58470	$49,328	0.36%	1.00%	to	3.05%	0.98%	to	3.12%
December 31, 2011	9,660	$10.69872	to	$11.23403	$104,934	1.37%	1.00%	to	3.05%	6.30%	to	8.54%

	AST Bond Portfolio 2020
December 31, 2015	11,369	$10.39432	to	$11.86134	$125,485	0.00%	1.00%	to	3.05%	-1.57%	to	0.51%
December 31, 2014	12,075	$10.70203	to	$11.80106	$133,908	0.00%	1.00%	to	3.05%	2.92%	to	5.10%
December 31, 2013	19,043	$10.35016	to	$11.22861	$203,082	0.00%	1.00%	to	3.05%	-9.37%	to	-7.45%
December 31, 2012	250	$11.25102	to	$12.13249	$2,912	1.74%	1.00%	to	3.05%	3.07%	to	5.26%
December 31, 2011	1,825	$10.89328	to	$11.75025	$20,386	1.10%	1.00%	to	3.05%	15.07%	to	17.49%

	AST Boston Partners Large-Cap Value Portfolio
December 31, 2015	1,413	$14.28243	to	$16.59267	$22,136	0.00%	0.65%	to	3.05%	-7.67%	to	-5.38%
December 31, 2014	1,881	$15.46894	to	$17.53683	$31,414	0.00%	0.65%	to	3.05%	6.90%	to	9.55%
December 31, 2013	1,854	$14.47015	to	$16.00819	$28,483	0.00%	0.65%	to	3.05%	27.42%	to	30.57%
December 31, 2012	1,483	$11.35602	to	$12.25980	$17,595	0.48%	0.65%	to	3.05%	9.77%	to	12.50%
December 31, 2011	1,306	$10.34493	to	$10.89775	$13,910	0.36%	0.65%	to	3.05%	-8.74%	to	-6.48%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2015	3,589	$18.20501	to	$21.14871	$71,740	0.00%	0.65%	to	3.05%	7.26%	to	9.91%
December 31, 2014	2,432	$16.97273	to	$19.24099	$44,600	0.00%	0.65%	to	3.05%	6.16%	to	8.79%
December 31, 2013	2,184	$15.98715	to	$17.68598	$37,119	0.00%	0.65%	to	3.05%	32.33%	to	35.61%
December 31, 2012	1,968	$12.08098	to	$13.04213	$24,865	0.00%	0.65%	to	3.05%	11.67%	to	14.44%
December 31, 2011	1,294	$10.81864	to	$11.39664	$14,435	0.00%	0.65%	to	3.05%	-2.40%	to	0.01%

	AST Bond Portfolio 2017
December 31, 2015	2,513	$10.60619	to	$12.02471	$28,077	0.00%	1.00%	to	3.05%	-2.89%	to	-0.84%
December 31, 2014	2,368	$10.92179	to	$11.97367	$26,982	0.00%	1.00%	to	3.05%	-1.66%	to	0.42%
December 31, 2013	4,394	$11.10668	to	$12.07586	$50,461	0.00%	1.00%	to	3.05%	-5.05%	to	-3.04%
December 31, 2012	14,408	$11.69682	to	$12.45405	$173,061	0.51%	1.00%	to	3.05%	1.91%	to	4.07%
December 31, 2011	26,813	$11.47779	to	$11.96728	$313,345	0.38%	1.00%	to	3.05%	8.02%	to	10.29%

	AST Bond Portfolio 2021
December 31, 2015	12,539	$12.19038	to	$13.82063	$161,963	0.00%	1.00%	to	3.05%	-1.32%	to	0.77%
December 31, 2014	11,893	$12.35365	to	$13.71561	$153,972	0.00%	1.00%	to	3.05%	4.40%	to	6.60%
December 31, 2013	1,729	$11.83332	to	$12.73650	$21,180	0.00%	1.25%	to	3.05%	-9.84%	to	-8.16%
December 31, 2012	11,983	$13.12442	to	$13.97410	$161,533	0.71%	1.00%	to	3.05%	3.53%	to	5.73%
December 31, 2011	29,917	$12.67668	to	$13.21731	$386,214	0.11%	1.00%	to	3.05%	16.64%	to	19.10%

	Wells Fargo VT Intrinsic Value Portfolio (Class 2)
December 31, 2015	791	$13.30892	to	$29.99696	$14,129	0.86%	0.65%	to	3.05%	-3.56%	to	-1.17%
December 31, 2014	922	$13.74321	to	$30.35229	$16,606	0.77%	0.65%	to	3.05%	6.95%	to	9.59%
December 31, 2013	1,104	$12.79763	to	$27.69524	$18,205	1.04%	0.65%	to	3.05%	26.33%	to	29.46%
December 31, 2012	1,180	$10.08864	to	$21.39358	$15,109	1.33%	0.65%	to	3.05%	15.82%	to	18.69%
December 31, 2011	1,327	$8.61400	to	$18.02462	$14,246	0.53%	0.65%	to	3.05%	-5.13%	to	-2.79%

	Wells Fargo VT Omega Growth Portfolio (Class 2)
December 31, 2015	120	$18.44549	to	$19.07071	$2,291	0.00%	1.40%	to	2.00%	-0.68%	to	-0.07%
December 31, 2014	142	$18.57238	to	$19.08493	$2,705	0.00%	1.40%	to	2.00%	1.79%	to	2.41%
December 31, 2013	191	$18.24638	to	$18.63577	$3,550	0.13%	1.40%	to	2.00%	37.09%	to	37.92%
December 31, 2012	217	$13.31019	to	$13.51167	$2,925	0.00%	1.40%	to	2.00%	17.98%	to	18.70%
December 31, 2011	242	$11.28193	to	$11.38291	$2,757	0.00%	1.40%	to	2.00%	-7.43%	to	-6.86%

	Wells Fargo VT Small Cap Value Portfolio (Class 1)
December 31, 2015	62	$12.45462	to	$12.62845	$787	0.56%	1.40%	to	1.65%	-11.82%	to	-11.60%
December 31, 2014	73	$13.96531	to	$14.28555	$1,045	0.63%	1.40%	to	1.90%	2.64%	to	3.17%
December 31, 2013	90	$13.60565	to	$13.84698	$1,240	0.93%	1.40%	to	1.90%	12.85%	to	13.42%
December 31, 2012	97	$12.05687	to	$12.20861	$1,190	1.15%	1.40%	to	1.90%	12.16%	to	12.73%
December 31, 2011	130	$10.74994	to	$10.83003	$1,408	0.89%	1.40%	to	1.90%	-8.82%	to	-8.36%

A105

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT Omega Growth Portfolio (Class 1)
December 31, 2015	955	$16.17955	to	$33.70191	$19,871	0.00%	0.65%	to	2.75%	-1.17%	to	0.96%
December 31, 2014	1,137	$16.14756	to	$33.46548	$23,913	0.00%	0.65%	to	2.75%	1.23%	to	3.41%
December 31, 2013	1,401	$15.73369	to	$32.44321	$28,919	0.40%	0.65%	to	2.75%	36.36%	to	39.31%
December 31, 2012	1,653	$11.38028	to	$23.34812	$24,608	0.00%	0.65%	to	2.75%	17.43%	to	19.97%
December 31, 2011	1,761	$9.55821	to	$19.51074	$22,323	0.00%	0.65%	to	2.75%	-7.96%	to	-5.97%

	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
December 31, 2015	708	$16.02220	to	$17.75472	$12,072	0.00%	0.65%	to	2.50%	-5.07%	to	-3.27%
December 31, 2014	823	$16.68557	to	$18.35443	$14,575	0.00%	0.65%	to	2.75%	-4.38%	to	-2.31%
December 31, 2013	1,039	$17.44975	to	$18.78899	$18,950	0.00%	0.65%	to	2.75%	46.42%	to	49.58%
December 31, 2012	1,068	$11.91770	to	$12.56149	$13,139	0.00%	0.65%	to	2.75%	5.13%	to	7.41%
December 31, 2011	1,326	$11.33590	to	$11.69509	$15,305	0.00%	0.65%	to	2.75%	-6.97%	to	-4.96%

	Wells Fargo VT International Equity Portfolio (Class 1)
December 31, 2015	918	$10.67510	to	$18.16735	$15,263	4.28%	0.65%	to	2.75%	-0.52%	to	1.63%
December 31, 2014	936	$10.73069	to	$18.10364	$15,375	2.97%	0.65%	to	2.75%	-7.90%	to	-5.92%
December 31, 2013	1,152	$11.65175	to	$19.48720	$20,288	2.27%	0.65%	to	2.75%	16.64%	to	19.16%
December 31, 2012	1,410	$9.98939	to	$16.56227	$20,976	1.60%	0.65%	to	2.75%	10.55%	to	12.94%
December 31, 2011	1,696	$9.03608	to	$14.85171	$22,585	0.63%	0.65%	to	3.05%	-15.45%	to	-13.36%

	AST Bond Portfolio 2022 (available January 3, 2011)
December 31, 2015	9,448	$11.28653	to	$12.53097	$112,131	0.00%	1.00%	to	3.05%	-1.02%	to	1.08%
December 31, 2014	1,709	$11.40245	to	$12.39765	$20,257	0.00%	1.00%	to	3.05%	7.00%	to	9.27%
December 31, 2013	2,923	$10.65620	to	$11.34626	$32,049	0.00%	1.00%	to	3.05%	-12.50%	to	-10.65%
December 31, 2012	24,062	$12.17835	to	$12.69832	$298,808	0.03%	1.00%	to	3.05%	2.61%	to	4.79%
December 31, 2011	19,367	$11.86808	to	$12.11811	$232,181	0.00%	1.00%	to	3.05%	18.68%	to	21.18%

	AST Quantitative Modeling Portfolio (available May 2, 2011)
December 31, 2015	11,026	$11.67109	to	$12.89666	$137,294	0.00%	0.65%	to	2.75%	-2.60%	to	-0.50%
December 31, 2014	8,528	$11.98312	to	$12.96155	$107,310	0.00%	0.65%	to	2.75%	3.57%	to	5.81%
December 31, 2013	5,962	$11.56990	to	$12.24997	$71,399	0.00%	0.65%	to	2.75%	19.03%	to	21.60%
December 31, 2012	1,077	$9.71986	to	$10.07382	$10,665	0.04%	0.65%	to	2.75%	10.04%	to	12.42%
December 31, 2011	402	$8.83297	to	$8.96067	$3,579	0.00%	0.65%	to	2.75%	-11.65%	to	-10.39%

	AST BlackRock Global Strategies Portfolio (available May 2, 2011)
December 31, 2015	11,270	$10.12275	to	$11.34851	$121,569	0.00%	0.65%	to	3.05%	-5.96%	to	-3.63%
December 31, 2014	12,641	$10.76426	to	$11.77602	$142,913	0.00%	0.65%	to	3.05%	1.70%	to	4.21%
December 31, 2013	13,016	$10.58473	to	$11.29992	$142,642	0.00%	0.65%	to	3.05%	7.47%	to	10.13%
December 31, 2012	10,251	$9.84874	to	$10.26034	$103,152	0.46%	0.65%	to	3.05%	8.48%	to	11.17%
December 31, 2011	6,081	$9.09799	to	$9.22952	$55,682	0.00%	0.65%	to	2.75%	-9.00%	to	-7.70%

	Invesco V.I. Diversified Dividend Fund (Series I) (available April 29, 2011)
December 31, 2015	1,578	$14.29827	to	$16.02985	$24,413	1.59%	0.65%	to	3.05%	-1.05%	to	1.40%
December 31, 2014	1,754	$14.44944	to	$15.80810	$26,902	1.64%	0.65%	to	3.05%	9.39%	to	12.09%
December 31, 2013	1,866	$13.20940	to	$14.10256	$25,709	2.56%	0.65%	to	3.05%	27.04%	to	30.18%
December 31, 2012	1,555	$10.39765	to	$10.83280	$16,595	2.17%	0.65%	to	3.05%	15.10%	to	17.95%
December 31, 2011	1,357	$9.03387	to	$9.18409	$12,385	0.00%	0.65%	to	3.05%	-9.59%	to	-8.10%

	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1) (available April 29, 2011)
December 31, 2015	61	$10.32125	to	$10.32125	$628	3.01%	1.00%	to	1.00%	0.32%	to	0.32%
December 31, 2014	71	$10.28790	to	$10.28790	$735	1.89%	1.00%	to	1.00%	4.86%	to	4.86%
December 31, 2013	77	$9.81132	to	$9.81132	$755	0.74%	1.00%	to	1.00%	-2.81%	to	-2.81%
December 31, 2012	104	$10.09513	to	$10.09513	$1,051	1.10%	1.00%	to	1.00%	0.67%	to	0.67%
December 31, 2011	123	$10.02837	to	$10.02837	$1,236	0.00%	1.00%	to	1.00%	0.29%	to	0.29%

	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1) (available April 29, 2011)
December 31, 2015	298	$16.43563	to	$16.43563	$4,895	0.00%	1.00%	to	1.00%	8.03%	to	8.03%
December 31, 2014	327	$15.07343	to	$15.21388	$4,975	0.00%	1.00%	to	1.25%	12.75%	to	13.03%
December 31, 2013	372	$13.36900	to	$13.45954	$5,013	0.00%	1.00%	to	1.25%	28.81%	to	29.14%
December 31, 2012	428	$10.37878	to	$10.42277	$4,459	0.00%	1.00%	to	1.25%	18.77%	to	19.07%
December 31, 2011	475	$8.73885	to	$8.75374	$4,160	0.00%	1.00%	to	1.25%	-12.96%	to	-12.81%

A106

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT Opportunity Fund (Class 1) (available August 26, 2011)
December 31, 2015	167	$16.33984	to	$16.52151	$2,767	0.40%	1.40%	to	1.65%	-4.45%	to	-4.21%
December 31, 2014	183	$17.10098	to	$17.24717	$3,151	0.30%	1.40%	to	1.65%	8.87%	to	9.15%
December 31, 2013	221	$15.70707	to	$15.80111	$3,497	0.44%	1.40%	to	1.65%	28.83%	to	29.16%
December 31, 2012	257	$12.19196	to	$12.23385	$3,145	0.56%	1.40%	to	1.65%	13.89%	to	14.18%
December 31, 2011	333	$10.70517	to	$10.71464	$3,568	0.00%	1.40%	to	1.65%	4.72%	to	4.81%

	Wells Fargo VT Opportunity Fund (Class 2) (available August 26, 2011)
December 31, 2015	292	$16.34168	to	$16.34168	$4,772	0.13%	1.40%	to	1.40%	-4.44%	to	-4.44%
December 31, 2014	361	$17.10117	to	$17.10117	$6,173	0.06%	1.40%	to	1.40%	8.88%	to	8.88%
December 31, 2013	413	$15.61336	to	$15.70674	$6,489	0.20%	1.40%	to	1.65%	28.52%	to	28.85%
December 31, 2012	512	$12.08988	to	$12.19003	$6,241	0.09%	1.40%	to	2.00%	13.21%	to	13.90%
December 31, 2011	606	$10.67956	to	$10.70235	$6,485	0.00%	1.40%	to	2.00%	4.47%	to	4.69%

	AST Prudential Core Bond Portfolio (available October 31, 2011)
December 31, 2015	5,836	$9.82217	to	$10.87776	$60,873	0.00%	0.65%	to	3.05%	-3.31%	to	-0.92%
December 31, 2014	4,726	$10.15840	to	$10.97842	$50,131	0.00%	0.65%	to	3.05%	2.83%	to	5.37%
December 31, 2013	2,645	$9.87920	to	$10.41874	$26,946	0.00%	0.65%	to	3.05%	-5.29%	to	-2.95%
December 31, 2012	3,099	$10.43128	to	$10.73524	$32,871	0.22%	0.65%	to	3.05%	3.84%	to	6.41%
December 31, 2011	1,604	$10.04576	to	$10.08823	$16,146	0.00%	0.65%	to	3.05%	0.28%	to	0.69%

	AST Neuberger Berman Core Bond Portfolio (available October 31, 2011) (expired October 16, 2015)
December 31, 2015	—	$9.67166	to	$10.65658	$—	0.00%	0.65%	to	3.05%	-1.39%	to	0.53%
December 31, 2014	2,860	$9.80844	to	$10.60008	$29,410	0.00%	0.65%	to	3.05%	1.94%	to	4.47%
December 31, 2013	1,890	$9.62133	to	$10.14687	$18,754	0.00%	0.65%	to	3.05%	-5.80%	to	-3.46%
December 31, 2012	2,308	$10.21334	to	$10.51107	$23,951	0.28%	0.65%	to	3.05%	1.67%	to	4.19%
December 31, 2011	804	$10.05571	to	$10.07956	$8,096	0.00%	1.15%	to	2.50%	0.28%	to	0.50%

	AST Bond Portfolio 2023 (available January 3, 2012)
December 31, 2015	2,739	$9.71746	to	$10.56624	$27,610	0.00%	1.00%	to	3.05%	-0.42%	to	1.68%
December 31, 2014	13,499	$9.75885	to	$10.39161	$135,589	0.00%	1.00%	to	3.05%	9.18%	to	11.49%
December 31, 2013	38,571	$8.93791	to	$9.32044	$351,591	0.00%	1.00%	to	3.05%	-12.94%	to	-11.10%
December 31, 2012	10,249	$10.26629	to	$10.48379	$106,291	0.00%	1.00%	to	3.05%	2.66%	to	4.84%

	AST Franklin Templeton Founding Funds Allocation Portfolio (available April 30, 2012) (expired October 16, 2015)
December 31, 2015	—	$12.17300	to	$13.25061	$—	0.00%	0.65%	to	3.05%	-5.26%	to	-3.41%
December 31, 2014	102,029	$12.84931	to	$13.71846	$1,362,316	0.00%	0.65%	to	3.05%	0.03%	to	2.51
December 31, 2013	111,942	$12.84533	to	$13.38293	$1,472,673	0.00%	0.65%	to	3.05%	20.68%	to	23.66%
December 31, 2012	111,155	$10.64433	to	$10.82218	$1,194,526	0.00%	0.65%	to	3.05%	6.47%	to	8.23%

	AST New Discovery Asset Allocation Portfolio (available April 30, 2012)
December 31, 2015	14,933	$11.50362	to	$12.58598	$181,437	0.00%	0.65%	to	3.05%	-4.25%	to	-1.88%
December 31, 2014	16,748	$12.01464	to	$12.82758	$209,316	0.00%	0.65%	to	3.05%	1.93%	to	4.45%
December 31, 2013	19,341	$11.78687	to	$12.28049	$233,646	0.00%	0.65%	to	3.05%	15.29%	to	18.14%
December 31, 2012	18,367	$10.22384	to	$10.39473	$189,664	1.26%	0.65%	to	3.05%	2.26%	to	3.95%

	AST Western Asset Emerging Markets Debt Portfolio (available August 20, 2012)
December 31, 2015	94	$8.88492	to	$9.22504	$855	0.00%	0.65%	to	1.75%	-4.78%	to	-3.71%
December 31, 2014	113	$9.33099	to	$9.58076	$1,074	0.00%	0.65%	to	1.75%	-0.42%	to	0.70%
December 31, 2013	88	$9.35071	to	$9.51458	$829	0.00%	0.65%	to	1.90%	-9.88%	to	-8.73%
December 31, 2012	135	$10.38171	to	$10.42474	$1,403	0.00%	0.65%	to	1.75%	3.83%	to	4.25%

	AST MFS Large-Cap Value Portfolio (available August 20, 2012)
December 31, 2015	3,100	$13.74561	to	$14.77167	$44,286	0.00%	0.65%	to	2.75%	-3.45%	to	-1.37%
December 31, 2014	1,634	$14.23729	to	$14.97664	$23,910	0.00%	0.65%	to	2.75%	7.19%	to	9.50%
December 31, 2013	1,340	$13.28266	to	$13.67722	$18,078	0.00%	0.65%	to	2.75%	30.81%	to	33.63%
December 31, 2012	85	$10.16395	to	$10.23520	$867	0.00%	0.65%	to	2.50%	1.66%	to	2.36%

	Invesco V.I. Mid Cap Growth Portfolio (Series I) (available April 27, 2012)
December 31, 2015	1,005	$13.20293	to	$14.44624	$14,114	0.00%	0.65%	to	3.05%	-1.88%	to	0.55%
December 31, 2014	1,055	$13.45608	to	$14.36743	$14,848	0.00%	0.65%	to	3.05%	4.74%	to	7.33%
December 31, 2013	1,531	$12.84698	to	$13.38563	$20,223	0.38%	0.65%	to	3.05%	32.84%	to	36.12%
December 31, 2012	1,265	$9.67111	to	$9.83336	$12,370	0.00%	0.65%	to	3.05%	-3.77%	to	-2.16%

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Note 7:	Financial Highlights (Continued)

A108

Note 7:	Financial Highlights (Continued)

A109

Note 7:	Financial Highlights (Continued)

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Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2024 (available January 2, 2013)
December 31, 2015	875	$9.56811	to	$10.18824	$8,626	0.00%	1.00%	to	3.05%	-0.30%	to	1.81%
December 31, 2014	14,539	$9.59655	to	$10.00685	$142,402	0.00%	1.00%	to	3.05%	11.10%	to	13.45%
December 31, 2013	21,445	$8.63809	to	$8.82085	$187,158	0.00%	1.00%	to	3.05%	-13.62%	to	-11.79%

	AST AQR Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2015	198	$7.93315	to	$8.22532	$1,596	0.00%	0.65%	to	1.90%	-17.13%	to	-16.07%
December 31, 2014	220	$9.57322	to	$9.80073	$2,138	0.00%	0.65%	to	1.90%	-4.97%	to	-3.76%
December 31, 2013	122	$10.07351	to	$10.18312	$1,236	0.00%	0.65%	to	1.90%	0.75%	to	1.84%

	AST ClearBridge Dividend Growth Portfolio (available February 25, 2013)
December 31, 2015	2,033	$11.86328	to	$12.72095	$25,201	0.00%	0.65%	to	3.05%	-6.51%	to	-4.20%
December 31, 2014	2,139	$12.68979	to	$13.27839	$27,908	0.00%	0.65%	to	3.05%	10.14%	to	12.87%
December 31, 2013	639	$11.55149	to	$11.76419	$7,448	0.00%	0.65%	to	2.75%	15.54%	to	17.65%

	AST QMA Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2015	35	$7.51144	to	$7.75424	$267	0.00%	0.65%	to	1.75%	-18.30%	to	-17.38%
December 31, 2014	28	$9.19385	to	$9.38581	$257	0.00%	0.65%	to	1.75%	-4.17%	to	-3.10%
December 31, 2013	27	$9.57313	to	$9.68591	$260	0.00%	0.65%	to	2.00%	-4.25%	to	-3.14%

	Columbia Variable Portfolio - Cash Management Fund (Class 1) (available April 26, 2013)
December 31, 2015	103	$9.67060	to	$9.73580	$1,006	0.01%	1.00%	to	1.25%	-1.23%	to	-1.00%
December 31, 2014	106	$9.79147	to	$9.83380	$1,047	0.01%	1.00%	to	1.25%	-1.25%	to	-0.99%
December 31, 2013	131	$9.93230	to	$9.93230	$1,296	0.01%	1.00%	to	1.00%	-0.67%	to	-0.67%

	Columbia Variable Portfolio - Income Opportunities (Class 1) (available April 26, 2013)
December 31, 2015	17	$10.19331	to	$10.19331	$170	9.00%	1.00%	to	1.00%	-1.99%	to	-1.99%
December 31, 2014	17	$10.39993	to	$10.39993	$172	0.00%	1.00%	to	1.00%	2.98%	to	2.98%
December 31, 2013	17	$10.09916	to	$10.09916	$172	6.44%	1.00%	to	1.00%	0.78%	to	0.78%

	AST BlackRock iShares ETF Portfolio (available April 29, 2013)
December 31, 2015	3,457	$10.15079	to	$10.83889	$36,367	0.00%	0.65%	to	3.05%	-2.79%	to	-0.38%
December 31, 2014	2,710	$10.44168	to	$10.88010	$28,888	0.00%	0.65%	to	3.05%	0.42%	to	2.91%
December 31, 2013	1,937	$10.39803	to	$10.57289	$20,314	0.00%	0.65%	to	3.05%	4.01%	to	5.73%

	AST Franklin Templeton Founding Funds Plus Portfolio (available April 29, 2013) (expired October 16, 2015)
December 31, 2015	—	$10.05131	to	$10.67819	$—	0.00%	0.65%	to	3.05%	-5.63%	to	-3.78%
December 31, 2014	16,635	$10.65048	to	$11.09769	$181,072	0.00%	0.65%	to	3.05%	-0.57%	to	1.89%
December 31, 2013	11,392	$10.73396	to	$10.89155	$123,095	0.00%	0.65%	to	2.75%	7.36%	to	8.92%

	AST Defensive Asset Allocation Portfolio (available April 29, 2013)
December 31, 2015	9,157	$9.46967	to	$10.11174	$89,663	0.00%	0.65%	to	3.05%	-3.14%	to	-0.75%
December 31, 2014	5,705	$9.81094	to	$10.18769	$56,984	0.00%	0.65%	to	2.85%	2.11%	to	4.42%
December 31, 2013	4,299	$9.61528	to	$9.75653	$41,599	0.00%	0.65%	to	2.75%	-3.83%	to	-2.43%

	AST AQR Large-Cap Portfolio (available April 29, 2013)
December 31, 2015	245	$12.66052	to	$13.31510	$3,180	0.00%	0.65%	to	2.50%	-0.82%	to	1.07%
December 31, 2014	241	$12.77579	to	$13.17469	$3,123	0.00%	0.65%	to	2.45%	10.40%	to	12.43%
December 31, 2013	112	$11.58881	to	$11.71778	$1,301	0.00%	0.65%	to	2.25%	15.91%	to	17.18%

	AST QMA Large-Cap Portfolio (available April 29, 2013)
December 31, 2015	154	$12.93078	to	$13.58030	$2,033	0.00%	0.65%	to	2.45%	-0.94%	to	0.88%
December 31, 2014	172	$13.05407	to	$13.46149	$2,270	0.00%	0.65%	to	2.45%	12.42%	to	14.49%
December 31, 2013	11	$11.62827	to	$11.75760	$132	0.00%	0.65%	to	2.25%	16.30%	to	17.58%

	AST Bond Portfolio 2025 (available January 2, 2014)
December 31, 2015	29,129	$11.03498	to	$11.50639	$328,079	0.00%	1.00%	to	3.05%	-1.11%	to	0.98%
December 31, 2014	6,463	$11.15903	to	$11.39492	$72,875	0.00%	1.00%	to	3.05%	11.59%	to	13.95%

	AST Bond Portfolio 2026 (available January 2, 2015)
December 31, 2015	8,601	$9.81132	to	$10.01876	$85,262	0.00%	1.00%	to	3.05%	-1.89%	to	0.19%
__________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition

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Note 7:	Financial Highlights (Continued)

of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2015 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses
The following represents the various charges and expenses of the Account which are paid to Prudential Annuities.
Each Contract through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted either annually or at the time that certain transactions are made.
Insurance Charge-The insurance charge is the combination of the mortality and expense risk charge and the administrative charge. The insurance charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the net assets of each subaccount.
The following insurance charge levels apply to each annuity Contract, as listed.

Insurance Charge	Annuity Product Name
0.65%	Choice, Choice 2000, ASAP III, XTra Credit SIX, Stagecoach ASAP III, Stagecoach Xtra Credit SIX, Optimum, Optimum Plus
1.00%	AS Impact, Defined Investments Annuity, Galaxy III
1.15%	AS Cornerstone
1.25%	ASAIA, ASVIA
1.40%
PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex, ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector, Stagecoach Variable Annuity, Stagecoach VA+, Emerald Choice, Imperium

1.65%	Apex II, ASL II, ASL II Premier, Stagecoach, APEX II, Optimum Four
1.75%	Optimum Extra, Xtra Credit EIGHT
2.25%	ASAIA w/ Guarantee

Distribution Charge-The distribution charge is deducted by the Account on certain Contracts. The distribution charge is intended to compensate Prudential Annuities for a portion of the acquisition expenses under the annuity, including promotion and distribution of the annuity. The distribution charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the net assets of each subaccount. The charge is deducted for the number of years indicated below and then no longer applies.

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Note 7:	Financial Highlights (Continued)

Charge	Annuity Product Name	Name Period Deducted
0.60%	ASAP III, Stagecoach ASAP III, Optimum Annuity	Years 1-8 only
1.00%	XTra Credit SIX, Stagecoach XTra Credit SIX, Optimum Plus Annuity	Years 1-10 only

Annual Maintenance Fee-An annual maintenance fee of up to $35 is deducted at the end of each annuity year and upon surrender of the annuity. The annual maintenance fee on certain Contracts may be less than $35, may be zero or, under certain circumstances, may be waived based on the account value of the annuity on the anniversary date when the charge is deducted.
Transfer Fees-Transfer fees are charged at a rate of $10 for each transfer after the 20th in each annuity year, as set forth in the respective prospectuses.
Contingent Deferred Sales Charges-Contingent deferred sales charges from 0% to 9% may apply to certain withdrawals from the annuities and upon surrender of the annuity. When applicable, contingent deferred sales charges will apply for a maximum number of years depending on the type of Contract. The maximum number of years may be based on the number of years since each purchase payment is applied or from the issue date of the annuity. Certain annuities do not deduct a contingent deferred sales charge upon surrender or withdrawal. Please refer to the prospectus for the Contract for a complete description of the contingent deferred sales charge, as well as for any exceptions to the provision that may apply to certain withdrawals during each annuity year.
Premium Taxes-Some states and municipalities impose premium taxes, which currently range up to 3.5% on variable immediate annuity contracts.
Optional Benefit Charges-Prior to November 18, 2002, Prudential Annuities offered certain optional benefits as riders to the various Contracts where the annual charge to purchase the rider was deducted from the annuity on an annual basis in arrears. Charges on these benefits will continue to be deducted in the same manner. Effective as of November 18, 2002, Prudential Annuities offers riders for optional benefits whose annual charge is deducted on a daily basis from the net assets of each subaccount. The daily charge for the optional benefits is deducted in the same manner as the insurance charge and the distribution charge (if applicable).
Currently, Prudential Annuities offers two optional benefits for new election on existing Contracts: Guaranteed Return Option PlusSM II (“GRO Plus II”), Highest Daily Guaranteed Return Option II (“HD GRO II”). Currently, the charges for GRO Plus I and HD GRO II is 0.6% per year.
The Contracts also include optional benefits that are no longer available for new sales, as follows:
Guaranteed Return Option PlusSM (“GRO Plus”), Guaranteed Return Option 2008 (“GRO Plus 2008”), Highest Daily Guaranteed Return Option (“HD GRO”) Guaranteed Minimum Withdrawal Benefit (“GMWB”), Guaranteed Minimum Income Benefit (“GMIB”), Lifetime Five Income Benefit (“LT5”), Enhanced Beneficiary Protection Death Benefit (“EBP”), Highest Daily Value Death Benefit (“HDV”), Highest Daily Lifetime Seven (“HD7”), Highest Daily Lifetime Seven with Beneficiary Income Option (“HD7 with BIO”), Highest Daily Lifetime Seven with Lifetime Income Accelerator (“HD7 with LIA”), Spousal Highest Daily Lifetime
Seven (“SHD7”), Spousal Highest Daily Lifetime Seven with Beneficiary Income Option (“SHD7 with BIO”), Highest Daily Lifetime Seven Plus (“HD7 Plus”), Highest Daily Lifetime Seven Plus with Beneficiary Income Option (“HD7 Plus with BIO”), Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator (“HD7 Plus with LIA”), Spousal Highest Daily Lifetime Seven Plus (“SHD7 Plus”), and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option (“SHD7 Plus with BIO”), Highest Daily Lifetime Six Plus (“HD6 Plus”), Spousal Highest Daily Lifetime Six Plus (“SHD6 Plus”), Highest Daily Lifetime Six Plus with Lifetime Income Accelerator (“HD6 Plus with LIA”), Highest Anniversary Value Death Benefit (“HAV”), Combination 5% Roll-Up and HAV Death Benefit (“Combo 5%”), and optional death benefits were only available for election at time of Contract issue.
The charge for GRO Plus and EBP is 0.25% per year, respectively, the charge for GMWB is 0.35% per year, and the charge for HDV is 0.5% per year, the charge for LT5 is 0.60% per year and the charge for GMIB is 0.50% per year of the protected income value. The charge for GRO Plus 2008 and HD GRO if purchased prior to 5/1/2009 is 0.35% and if purchased 5/1/2009 or later, is 0.6%. The charge for HD7, HD7 with BIO, HD7 with LIA, SHD7 and SHD7 with BIO is a percentage of the protected withdrawal value that is deducted pro rata from the subaccounts on a quarterly basis. The charge for HD7 Plus, HD7 Plus

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Note 7:	Financial Highlights (Continued)

with BIO, HD7 Plus with LIA, SHD7 Plus and SHD7 Plus with BIO, HD6 Plus, SHD6 Plus, and HD6 Plus with LIA is assessed against the greater of the account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis. The charge for HAV is 0.4% per year, and Combo 5% is 0.8% per year. Certain Contracts may not be eligible to elect all or any optional benefits.

Accumulation Unit Values
Accumulation Unit Values (or “AUVs”) are calculated for each subaccount on each valuation day. Each subaccount may have several different AUVs based on each combination of the insurance charge, distribution charge and each available optional benefit.

Asset-Based Charge Level	Description of When Applicable
0.65%	Choice, Choice 2000 – No Optional Benefits
This asset-based charge level was formerly applicable to annuity contracts funded through the Account (Class 2 subaccounts)
0.90%	Choice, Choice 2000 – One 0.25% Optional Benefit
1.00%	AS Impact, Defined Investments Annuity, Galaxy III – No Optional Benefits
Choice 2000 with GMWB, Choice 2000 with HD GRO
Choice 2000 with GRO Plus 2008
This asset-based charge level was formerly applicable to annuity contracts funded through the Account (Class 3 subaccounts)
1.05%	Choice 2000 with HAV
1.15%	Choice with HAV
Choice 2000 – One 0.50% Optional Benefit; or Two 0.25% Optional Benefits
AS Cornerstone – No Optional Benefits
1.25%	ASAP III, Stagecoach ASAP III, Optimum – No Optional Benefits
AS Impact, Defined Investments Annuity, Galaxy III – One 0.25% Optional Benefit
Choice 2000 – with LT5; or with GMWB and either HAV or EBP
ASAIA, ASVIA, Choice 2000 with HD GRO and HAV
Choice 2000 with GRO Plus 2008 and HAV
Choice 2000 with HD GRO
Choice 2000 with GRO Plus 2008
Choice 2000 with HD5
Choice 2000 with EBP and HD GRO
Choice 2000 with EBP and GRO Plus 2008
This asset-based charge level was formerly applicable to annuity contracts funded through the Account (Class 7 subaccounts)
1.40%	PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach
Apex, ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit,
Harvester XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier
AS Protector, Stagecoach Variable Annuity, Stagecoach VA+ – No Optional Benefits
Choice – Three 0.25% Optional Benefits Choice 2000 – with Combo 5% and GRO Plus;
or with Three 0.25% Optional Benefits AS Cornerstone with EBP II or HAV
This asset-based charge level was formerly applicable to annuity contracts funded through the Account (Class 1 subaccounts)
1.45%	Choice 2000 with GMDB Annual Step Up or 5% Roll Up with HAV
1.50%	ASAP III, Stagecoach ASAP III, Optimum – One 0.25% Optional Benefit
AS Impact, Defined Investments Annuity – Two 0.25% Optional Benefits
Choice 2000 – with GMWB, HAV, and EBP; or with GMWB and either Combo 5% or HDV; or
with LT5 and either HAV or EBP
AS Cornerstone with HD GRO
AS Cornerstone with GRO Plus 2008
AS Cornerstone with GMWB
Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV

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Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
Choice 2000 with HAV, EBP and HD GRO
Choice 2000 with HD GRO and HAV
Choice 2000 with GRO Plus 2008 and HAV
1.55%	AS Cornerstone with HAV
1.60%	ASAP III, Stagecoach ASAP III, Optimum – with GMWB, ASAP III with HD GRO
ASAP III with GRO Plus 2008
Optimum with HD GRO
Optimum with GRO Plus 2008
1.65%	Apex II, ASL II, ASL II Premier, Stagecoach Apex II, Optimum Four, XTra Credit SIX
Stagecoach XTra Credit SIX, Optimum Plus – No Optional Benefits
ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex
ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester
XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector
Stagecoach Variable Annuity, Stagecoach VA+ – One 0.25% Optional Benefit
ASAP III with HAV
Optimum with HAV
Choice 2000 with HD GRO and HAV
Choice 2000 with GRO Plus 2008 and HAV
AS Cornerstone with HDV
AS Cornerstone with GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with EBP II and HAV
This asset-based charge level was formerly applicable to annuity contracts funded through the Account (Class 9 subaccounts)
1.75%	XTra Credit EIGHT and Optimum XTra – No Optional Benefits
ASAP III, Stagecoach ASAP III, Optimum – One 0.50% Optional Benefit; or Two 0.25%
Optional Benefits
Defined Investments Annuity – Three 0.25% Optional Benefits
Choice 2000 – with LT5, HAV and EBP; or with GMWB, HDV and EBP; or with LT5 and either
Combo 5% or HDV
AS Cornerstone with LT5 or HD5
AS Cornerstone with HD GRO and EBP II
AS Cornerstone with GRO Plus 2008 and EBP II
AS Cornerstone with GMWB and EBP II
AS Cornerstone with GMWB and HAV
AS Cornerstone with HD GRO
AS Cornerstone with GRO Plus 2008
Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up
Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
Choice 2000 with HD GRO and EBP and HAV
Choice 2000 with GRO Plus 2008 and EBP and HAV
1.85%	ASAP III, Stagecoach ASAP III, Optimum – with LT5; or with GMWB and either HAV or EBP
ASAP III with HD GRO and HAV, ASAP III with GRO Plus 2008 and HAV
ASAP III with HD GRO
ASAP III with GRO Plus 2008
ASAP III with EBP and HD GRO or GRO Plus 2008
ASAP III with HD5
Optimum with HD GRO and HAV
Optimum with GRO Plus 2008 and HAV
Optimum with HD GRO
Optimum with GRO Plus 2008
Optimum with EBP and HD GRO or GRO Plus 2008

A115

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Optimum with HD5
1.90%	ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX
Stagecoach XTra Credit SIX, Optimum Plus – One 0.25% Optional Benefit
ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit
XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity – Two 0.25% Optional Benefits
AS Cornerstone with SLT5
1.95%	AS Cornerstone with GMDB Annual Step Up or 5% Roll Up with HAV
2.00%	ASAP III, Stagecoach ASAP III, Optimum – with Combo 5% and GRO Plus; or with Three 0.25%
Optional Benefits
ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX
Optimum Plus – with GMWB
Choice 2000 – with LT5, HDV and EBP
ASL II with HD GRO, ASL II with GRO Plus 2008, XTra Credit SIX with HD GRO
XTra Credit SIX with GRO Plus 2008, Apex II with HD GRO, Apex II with GRO Plus 2008
Optimum Four with HD GRO
Optimum Four with GRO Plus 2008
Optimum Plus with HD GRO
Optimum Plus with GRO Plus 2008
XTra Credit EIGHT with EBP II or HAV
Optimum XTra with EBP II or HAV
AS Cornerstone with GMWB and HDV
AS Cornerstone with GMWB and GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with LT5 and EBP II
AS Cornerstone with HD5 and EBP II
AS Cornerstone with HD GRO and EBP and HAV
AS Cornerstone with HD GRO and HAV
AS Cornerstone with GRO Plus 2008 and HAV
2.05%	ASL II with HAV
Apex II with HAV
XTra Credit SIX with HAV
Optimum Four with HAV
Optimum Plus with HAV
ASAP III with GMDB Annual Step Up or 5% Roll Up with HAV
Optimum with GMDB Annual Step Up or 5% Roll Up with HAV
Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
2.10%	ASAP III, Stagecoach ASAP III, Optimum – with GMWB, HAV and EBP; or with GMWB and either
Combo 5% or HDV; or with LT5 and either HAV or EBP
ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
ASAP III with HD GRO and HAV and EBP
ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum with HD GRO and HAV and EBP
Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit EIGHT with HD GRO, XTra Credit EIGHT with GRO Plus 2008
XTra Credit EIGHT with GMWB
Optimum XTra with HD GRO
Optimum XTra with GRO Plus 2008
Optimum XTra with GMWB
ASAP III with HD GRO and HAV

A116

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
ASAP III with GRO Plus 2008 and HAV
Optimum with HD GRO and HAV
Optimum with GRO Plus 2008 and HAV
2.15%	ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
Optimum Plus – One 0.50% Optional Benefit; or Two 0.25% Optional Benefits
ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit
XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity – Three 0.25% Optional
Benefits
AS Cornerstone with HD GRO and HAV
AS Cornerstone with GRO Plus 2008 and HAV
2.25%	ASAP II - with HAV, EBP and GMWB
ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra
Credit SIX, Optimum Plus - with LT5; or with GMWB and either HAV or EBP
ASAIA w/ Guarantee
ASL II with HD GRO and HAV, ASL II with GRO Plus 2008 and HAV, XTra Credit SIX with HD GRO and HAV
XTra Credit SIX with GRO Plus 2008 and HAV, Apex II with HD GRO and HAV, Apex II with GRO Plus
2008 and HAV
AS Cornerstone with HD GRO and EBP and HAV
AS Cornerstone with GRO Plus 2008 and EBP and HAV
AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up ASAP
III with HD GRO and HAV
ASAP III with GRO Plus 2008 and HAV
Optimum with HD GRO and HAV
Optimum with GRO Plus 2008 and HAV ASL II with HD
GRO
ASL II with GRO Plus 2008
XTra Credit SIX with HD GRO
XTra Credit SIX with GRO Plus 2008
Optimum Four with HD GRO
Optimum Four with GRO Plus 2008
Optimum Plus with HD GRO
Optimum Plus with GRO Plus 2008 Apex II with HD GRO
Apex II with GRO Plus 2008
Apex II with EBP and HD GRO or GRO Plus 2008
ASL II with EBP and HD GRO or GRO Plus 2008
XTra Credit SIX with EBP and HD GRO or GRO Plus 2008
Optimum Four with EBP and HD GRO or GRO Plus 2008
Optimum Plus with EBP and HD GRO or GRO Plus 2008
XTra Credit EIGHT with HDV
XTra Credit EIGHT with GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit EIGHT with EBP II and HAV
*This asset-based charge level was formerly applicable to annuity contracts funded through the
Account (Class 8 subaccounts)
Optimum XTra with HDV
Optimum XTra with GMDB Annual Step Up or 5% Roll Up with HAV
Optimum XTra with EBP II and HAV
AS Cornerstone with LT5 and GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with HD 5 and GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with LT5 and HDV
AS Cornerstone with HD5 and HDV

A117

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
AS Cornerstone with LT5 and EBP II and HAV
AS Cornerstone with HD5 and EBP II and HAV
2.35%	ASAP III, Stagecoach ASAP III, Optimum – with GMWB, HDV and EBP; or with LT5, HAV and
EBP; or with LT5 and either Combo 5% or HDV
XTra Credit EIGHT with HD GRO and HAV, XTra Credit EIGHT with GRO Plus 2008 and HAV
ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up
ASAP III with HD GRO and EBP and HAV
ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
ASAP III with GRO Plus 2008 and EBP and HAV
Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up
Optimum with HD GRO and EBP and HAV
Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
Optimum with GRO Plus 2008 and EBP and HAV
XTra Credit EIGHT with HD GRO
XTra Credit EIGHT with GRO Plus 2008
XTra Credit EIGHT with LT5 or HD5
XTra Credit EIGHT with HD GRO and EBP II
XTra Credit EIGHT with GRO PLUS 2008 and EBP II
XTra Credit EIGHT with GMWB and EBP II
Optimum XTra with HD GRO and HAV
Optimum XTra with GRO Plus 2008 and HAV
Optimum XTra with HD GRO
Optimum XTra with GRO Plus 2008
Optimum XTra with LT5 or HD5
Optimum XTra with HD GRO and EBP II
Optimum XTra with GRO PLUS 2008 and EBP II
Optimum XTra with GMWB and EBP II
2.40%	ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
Optimum Plus – with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.
Apex II with HDV and GRO Plus
Apex II with HD GRO with DB
ASL II with HDV and GRO Plus
ASL II with HD GRO with DB
XTra Credit SIX with HDV and GRO Plus
XTra Credit SIX with HD GRO with DB
Optimum Four with HDV and GRO Plus
Optimum Four with HD GRO with DB
Optimum Plus with HDV and GRO Plus
Optimum Plus with HD GRO with DB
2.45%	ASL II with GMDB Annual Step Up or 5% Roll Up with HAV
Apex II with GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up with HAV
Optimum Four with GMDB Annual Step Up or 5% Roll Up with HAV
Optimum Plus with GMDB Annual Step Up or 5% Roll Up with HAV
2.50%	ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
Optimum Plus – with GMWB, HAV and EBP; or with GMWB and either Combo 5% or HDV; or
with LT5 and either HAV or EBP, ASL II with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
ASL II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
ASL II with HD GRO and EBP and HAV
ASL II with GRO Plus 2008 and EBP and HAV
XTra Credit SIX with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV

A118

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
XTra Credit SIX with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum Four with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum Four with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum Plus with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum Plus with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit SIX with HD GRO and EBP and HAV
XTra Credit SIX with GRO Plus 2008 and EBP and HAV
Optimum Four with HD GRO and EBP and HAV
Optimum Four with GRO Plus 2008 and EBP and HAV
Optimum Plus with HD GRO and EBP and HAV
Optimum Plus with GRO Plus 2008 and EBP and HAV
Apex II with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Apex II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
Apex II with HD GRO and EBP and HAV
Apex II with GRO Plus 2008 and EBP and HAV
AS Cornerstone with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
AS Cornerstone with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up
ASL II with HD GRO and HAV
ASL II with GRO Plus 2008 and HAV
XTra Credit SIX with HD GRO and HAV
XTra Credit SIX with GRO Plus 2008 and HAV
Optimum Four with HD GRO and HAV
Optimum Four with GRO Plus 2008 and HAV
Optimum Plus with HD GRO and HAV
Optimum Plus with GRO Plus 2008 and HAV
Apex II with HD GRO and HAV
Apex II with GRO Plus 2008 and HAV
XTra Credit EIGHT with SLT5
Optimum Xtra with SLT5
2.55%	AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
AS Cornerstone with and GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
2.60%	ASAP III, Stagecoach ASAP III, Optimum – with LT5, HDV and EBP
XTra Credit EIGHT with GMWB and HDV
XTra Credit EIGHT with LT5 and EBP II
XTra Credit EIGHT with LT5 and HAV
XTra Credit EIGHT with HDLT5 and EBP II
XTra Credit EIGHT with HDLT5 and HAV
XTra Credit EIGHT with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit EIGHT with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit EIGHT with HD GRO and EBP and HAV
XTra Credit EIGHT with GRO Plus 2008 and EBP and HAV
XTra Credit EIGHT with HD GRO and HAV
XTra Credit EIGHT with GRO Plus 2008 and HAV
XTra Credit EIGHT with EBP II and HAV
Optimum XTra with GMWB and HDV
Optimum XTra with LT5 and EBP II
Optimum XTra with LT5 and HAV
Optimum XTra with HDLT5 and EBP II
Optimum XTra with HDLT5 and HAV
Optimum XTra with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum XTra with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum XTra with HD GRO and EBP and HAV

A119

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Optimum XTra with GRO Plus 2008 and EBP and HAV
Optimum XTra with HD GRO and HAV
Optimum XTra with GRO Plus 2008 and HAV
Optimum XTra with EBP II and HAV
2.65%	AS Apex II, Advanced Series LifeVest II, Stagecoach APEX II, Stagecoach Xtra Credit Six
AS Xtra Credit Six
ASL II with HD GRO and HAV
ASL II with GRO Plus 2008 and HAV
XTra Credit SIX with HD GRO and HAV
XTra Credit SIX with GRO Plus 2008 and HAV
Apex II with HD GRO and HAV
Apex II with GRO Plus 2008 and HAV
Optimum Four with HD GRO and HAV
Optimum Four with GRO Plus 2008 and HAV
Optimum Plus with HD GRO and HAV
Optimum Plus with GRO Plus 2008 and HAV
ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
2.75%	ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
Optimum Plus – with GMWB, HDV and EBP; or with LT5, HAV and EBP; or with LT5 and either
Combo 5% or HDV.
ASL II with HD GRO and GMDB Annual Step Up or 5% Roll Up
ASL II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
ASL II with HD GRO and EBP and HAV
ASL II with GRO Plus 2008 and EBP and HAV
XTra Credit SIX with HD GRO and GMDB Annual Step Up or 5% Roll Up
XTra Credit SIX with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
XTra Credit SIX with HD GRO and EBP and HAV
XTra Credit SIX with GRO Plus 2008 and EBP and HAV
Optimum Four with HD GRO and GMDB Annual Step Up or 5% Roll Up
Optimum Four with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
Optimum Four with HD GRO and EBP and HAV
Optimum Four with GRO Plus 2008 and EBP and HAV
Optimum Plus with HD GRO and GMDB Annual Step Up or 5% Roll Up
Optimum Plus with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
Optimum Plus with HD GRO and EBP and HAV
Optimum Plus with GRO Plus 2008 and EBP and HAV
Apex II with HD GRO and GMDB Annual Step Up or 5% Roll Up
Apex II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
Apex II with HD GRO and EBP and HAV
Apex II with GRO Plus 2008 and EBP and HAV
2.85%	XTra Credit EIGHT with LT5 and HDV
XTra Credit EIGHT with LT5 and GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit EIGHT with HDLT5 and GMDB Annual Step Up or 5% Roll Up with HAV
XTra Credit EIGHT with HD GRO and GMDB Annual Step Up or 5% Roll Up
XTra Credit EIGHT with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
XTra Credit EIGHT with HD GRO and EBP and HAV
XTra Credit EIGHT with GRO Plus 2008 and EBP and HAV
Optimum XTra with LT5 and HDV
Optimum XTra with LT5 and GMDB Annual Step Up or 5% Roll Up with HAV

A120

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Optimum XTra with HDLT5 and GMDB Annual Step Up or 5% Roll Up with HAV
Optimum XTra with HD GRO and GMDB Annual Step Up or 5% Roll Up
Optimum XTra with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
Optimum XTra with HD GRO and EBP and HAV
Optimum XTra with GRO Plus 2008 and EBP and HAV
3.00%	ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
Optimum Plus – with LT5, HDV and EBP.
3.05%	ASL II with GMDB Annual Step Up or 5% Roll Up and HD GRO
ASL II with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
Apex II with GMDB Annual Step Up or 5% Roll Up and HD GRO
Apex II with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up and HD GRO
XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
Optimum Four with GMDB Annual Step Up or 5% Roll Up and HD GRO
Optimum Four with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
Optimum Plus with GMDB Annual Step Up or 5% Roll Up and HD GRO
Optimum Plus with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
3.10%	XTra Credit EIGHT with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
XTra Credit EIGHT with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up
Optimum XTra T with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
Optimum XTra with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

Annuity payments—represent periodic payments distributed under the terms of the Contract.
Surrenders, withdrawals, and death benefits-are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.
Net transfers between other subaccounts or fixed rate option-are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.
Other charges-are various Contract level charges as described in charges and expenses in Note 7, which are assessed through the redemptions of units.

Note 9:	Subsequent Event

Subsequent to year-end, Prudential Financial self reported to the Securities and Exchange Commission and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain Portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefiting Prudential Financial. The restriction has been removed and Prudential Financial is in the process of implementing a remediation plan for the benefit of such Portfolios.  The remediation plan and all aspects related to it will be under ongoing evaluation by the respective Boards of Trustees of the Portfolios and will be subject to their approval.

A121

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Prudential Annuities Life Assurance Corporation Variable Account B
and the Board of Directors of
Prudential Annuities Life Assurance Corporation

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Prudential Annuities Life Assurance Corporation Variable Account B at December 31, 2015, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Prudential Annuities Life Assurance Corporation. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 20, 2016

A122

Appendix B

FINANCIAL STATEMENTS OF
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

B-1

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Prudential Annuities Life Assurance Corporation (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2015, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2015.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 10, 2016

Prudential Annuities Life Assurance Corporation

Statements of Financial Position
As of December 31, 2015 and 2014 (in thousands, except share amounts)

	December 31, 2015	December 31, 2014
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost, 2015: $2,433,626; 2014: $2,609,253)	$2,524,272	$2,800,593
Trading account assets, at fair value	5,653	6,131
Equity securities, available-for-sale, at fair value (cost, 2015: $14; 2014: $14)	17	17
Commercial mortgage and other loans	438,172	422,563
Policy loans	13,054	13,355
Short-term investments	158,227	57,185
Other long-term investments	182,157	162,783
Total investments	3,321,552	3,462,627
Cash and cash equivalents	536	594
Deferred policy acquisition costs	749,302	1,114,431
Accrued investment income	22,615	25,008
Reinsurance recoverables	3,088,328	2,996,845
Value of business acquired	33,640	39,738
Deferred sales inducements	452,752	665,207
Receivables from parent and affiliates	212,696	60,490
Other assets	123,158	6,193
Separate account assets	39,250,159	44,101,699
TOTAL ASSETS	$47,254,738	$52,472,832
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$2,416,125	$2,633,085
Future policy benefits and other policyholder liabilities	3,578,662	3,539,521
Payables to parent and affiliates	275,737	71,675
Cash collateral for loaned securities	10,568	5,285
Income taxes	274,951	299,084
Short-term debt	1,000	54,354
Other liabilities	100,618	105,972
Separate account liabilities	39,250,159	44,101,699
Total Liabilities	45,907,820	50,810,675
Commitments and Contingent Liabilities (see Note 12)
EQUITY
Common stock, $100 par value; 25,000 shares authorized, issued and outstanding	2,500	2,500
Additional paid-in capital	901,422	901,422
Retained earnings	396,830	673,613
Accumulated other comprehensive income	46,166	84,622
Total Equity	1,346,918	1,662,157
TOTAL LIABILITIES AND EQUITY	$47,254,738	$52,472,832
See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Operations and Comprehensive Income
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	2015	2014	2013
REVENUES
Premiums	$9,787	$34,903	$28,019
Policy charges and fee income	740,823	806,327	809,242
Net investment income	139,430	164,011	217,883
Asset administration fees and other income	177,479	227,619	239,489
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(44)	(10)	0
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	24	10	0
Other realized investment gains (losses), net	6,072	7,368	(184,351)
Total realized investment gains (losses), net	6,052	7,368	(184,351)
Total revenues	1,073,571	1,240,228	1,110,282
BENEFITS AND EXPENSES
Policyholders’ benefits	60,461	137,135	29,727
Interest credited to policyholders’ account balances	225,555	211,058	(117,027)
Amortization of deferred policy acquisition costs	309,152	238,416	(385,561)
General, administrative and other expenses	313,471	394,248	402,679
Total benefits and expenses	908,639	980,857	(70,182)
INCOME FROM OPERATIONS BEFORE INCOME TAXES	164,932	259,371	1,180,464
Total income tax expense (benefit)	(8,285)	8,604	332,372
NET INCOME	173,217	250,767	848,092
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(54)	(63)	5
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	(54,279)	35,931	(108,769)
Reclassification adjustment for gains included in net income	(4,831)	(14,706)	(8,805)
Net unrealized investment gains (losses)	(59,110)	21,225	(117,574)
Other comprehensive income (loss), before tax:	(59,164)	21,162	(117,569)
Less: Income tax expense (benefit) related to other comprehensive income (loss)
Foreign currency translation adjustments	(19)	(23)	2
Net unrealized investment gains (losses)	(20,689)	7,430	(41,151)
Total	(20,708)	7,407	(41,149)
Other comprehensive income (loss), net of taxes	(38,456)	13,755	(76,420)
COMPREHENSIVE INCOME	$134,761	$264,522	$771,672
See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Equity
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2012	$2,500	$893,336	$200,754	$147,287	$1,243,877
Contributed capital		8,086			8,086
Dividend to parent			(284,000)		(284,000)
Comprehensive income:
Net income			848,092		848,092
Other comprehensive income (loss), net of taxes				(76,420)	(76,420)
Total comprehensive income					771,672
Balance, December 31, 2013	2,500	901,422	764,846	70,867	1,739,635
Dividend to parent			(342,000)		(342,000)
Comprehensive income:
Net income			250,767		250,767
Other comprehensive income (loss), net of taxes				13,755	13,755
Total comprehensive income					264,522
Balance, December 31, 2014	2,500	901,422	673,613	84,622	1,662,157
Dividend to parent			(450,000)		(450,000)
Comprehensive income:
Net income			173,217		173,217
Other comprehensive income (loss), net of taxes				(38,456)	(38,456)
Total comprehensive income					134,761
Balance, December 31, 2015	$2,500	$901,422	$396,830	$46,166	$1,346,918
See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Cash Flows
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

Prudential Annuities Life Assurance Corporation

	2015	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$173,217	$250,767	$848,092
Adjustments to reconcile net income to net cash provided by operating activities:
Policy charges and fee income	907	3,491	10,678
Realized investment (gains) losses, net	(6,052)	(7,368)	184,351
Depreciation and amortization	37,530	1,402	11,032
Interest credited to policyholders’ account balances	225,555	211,058	(117,027)
Change in:
Future policy benefits and other policyholder liabilities	238,052	324,284	218,861
Accrued investment income	2,393	7,161	12,487
Net payable to/receivable from parent and affiliates	61,252	(26,936)	(40,051)
Deferred sales inducements	38,380	(11,515)	(31,370)
Deferred policy acquisition costs	381,480	235,612	(389,611)
Income taxes	(3,426)	(67,163)	330,049
Reinsurance recoverables	(270,868)	(273,480)	(275,321)
Bonus reserve	(38,768)	(115,700)	(27,593)
Derivatives, net	21,581	(415)	(37,654)
Deferred loss on reinsurance	(118,028)	0	0
Other, net	(3,508)	(1,804)	(17,627)
Cash flows from operating activities	739,697	529,394	679,296
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	486,648	996,083	1,484,339
Commercial mortgage and other loans	89,344	20,988	109,242
Trading account assets	3,765	4,900	7,690
Policy loans	1,257	753	752
Other long-term investments	3,764	(1,650)	1,973
Short-term investments	2,318,219	2,637,788	3,220,082
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(336,954)	(494,947)	(743,854)
Commercial mortgage and other loans	(106,185)	(43,859)	(80,319)
Trading account assets	(3,681)	(4,312)	(5,469)
Policy loans	(644)	(943)	(538)
Other long-term investments	(3,994)	(14,691)	(12,969)
Short-term investments	(2,419,261)	(2,576,786)	(3,234,508)
Notes payable to/receivable from parent and affiliates, net	3,110	(12,524)	(2,224)
Derivatives, net	(6,528)	1,682	6,068
Other, net	1,070	(1,674)	(6,258)
Cash flows from investing activities	29,930	510,808	744,007
CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash collateral for loaned securities	5,283	(42,612)	8,920
Repayments of debt (maturities longer than 90 days)	0	(200,000)	(200,000)
Net increase (decrease) in short-term borrowing	(53,354)	49,354	5,000
Drafts outstanding	(1,663)	(6,410)	1,577
Distribution to parent	(450,000)	(342,000)	(284,000)
Contributed capital	0	0	12,439
Policyholders’ account deposits	1,295,546	1,375,761	1,102,020
Policyholders’ account withdrawals	(1,511,470)	(1,875,118)	(2,068,108)
Policyholders’ account ceded	(54,027)	0	0
Cash flows used in financing activities	(769,685)	(1,041,025)	(1,422,152)
NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS	(58)	(823)	1,151
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	594	1,417	266
CASH AND CASH EQUIVALENTS, END OF YEAR	$536	$594	$1,417
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$(4,858)	$75,745	$2,325
Interest paid	$68	$8,657	$16,955
See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Notes to Financial Statements
1.    BUSINESS AND BASIS OF PRESENTATION
Prudential Annuities Life Assurance Corporation (the “Company” or “PALAC”), with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey corporation. The Company is a wholly-owned subsidiary of Prudential Annuities, Inc. (“PAI”), which in turn is an indirect wholly-owned subsidiary of Prudential Financial.
The Company developed long-term savings and retirement products, which were distributed through its affiliated broker/dealer company, Prudential Annuities Distributors, Incorporated (“PAD”). The Company issued variable deferred and immediate annuities for individuals and groups in the United States of America, District of Columbia and Puerto Rico. In addition, the Company has a relatively small in force block of variable life insurance policies. The Company no longer actively sells such products.
Beginning in March 2010, the Company ceased offering its variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line by each of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (which are affiliates of the Company). These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities. During 2012, the Company suspended additional customer deposits for variable annuities with certain optional living benefit riders. However, subject to applicable contract provisions and administrative rules, the Company continues to accept additional customer deposits on certain in force contracts.
The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing long-term savings and retirement products, including insurance products, and individual and group annuities.
On August 31, 2013, the Company redomesticated from Connecticut to Arizona. As a result of the redomestication, the Company is now an Arizona insurance company and its principal insurance regulatory authority is the Arizona Department of Insurance. Additionally, the Company is now domiciled in the same jurisdiction as the primary reinsurer of the Company’s living benefits, Pruco Reinsurance, Ltd. (“Pruco Re”), which is also regulated by the Arizona Department of Insurance. This change enables the Company to claim statutory reserve credit for business ceded to Pruco Re without the need for Pruco Re to collateralize its obligations under the reinsurance agreement.
In the fourth quarter of 2015, the Company surrendered its New York license. The Company recaptured the New York living benefits previously ceded to Pruco Re, and reinsured the majority of its New York business, both the living benefit and base contract, to an affiliate, The Prudential Insurance Company of America (“Prudential Insurance”). The license surrender relieves the Company of the requirement to hold additional New York statutory reserves mandated by the fourth quarter of 2014 agreement with the New York State Department of Financial Services (“NY DFS”). For the small portion of New York business retained by the Company, a custodial account has been established to hold collateral assets in an amount equal to the reserves associated with such business, as calculated in accordance with the reserve methodologies of the NY DFS.
Basis of Presentation
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired and its amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal matters.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.
2.    SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Investments and Investment Related Liabilities
The Company’s principal investments are fixed maturities, equity securities, commercial mortgage and other loans, policy loans, other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate, and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual lives of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”), and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).
Trading account assets, at fair value represents equity securities and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Asset administration fees and other income.” Interest and dividend income from these investments is reported in “Net investment income.”
Equity securities, available-for-sale, at fair value are comprised of mutual fund shares and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, VOBA, DSI, and future policy benefits that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.
Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.
Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”
Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans, as well as, loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios considers the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Other long-term investments consist of the Company’s non-coupon investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.
An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.
When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.
For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions, based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, VOBA, DSI, certain future policy benefits and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.
Deferred Policy Acquisition Costs
Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.
DAC related to fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions.
However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities, are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.
Deferred Sales Inducements
The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducement balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI for applicable products is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 7 for additional information regarding sales inducements.
Value of Business Acquired
As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing VOBA. VOBA represents an adjustment to the stated value of in force insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired. The Company has established a VOBA asset primarily for its acquisition of American Skandia Life Assurance Corporation. For

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

acquired annuity contracts, VOBA is amortized in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. See Note 5 for additional information regarding VOBA.
Reinsurance recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.
Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders. “Separate account assets” are predominantly shares in Advanced Series Trust co-managed by AST Investment Services, Incorporated (“ASISI”) and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contractholder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contractholder, except to the extent of minimum guarantees by the Company, which are not separate account liabilities. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees and other income.”
Other Assets and Other Liabilities
“Other assets” consist primarily of accruals for asset administration fees and deferral of a loss on reinsurance with an affiliate. “Other assets” also consist of state insurance licenses. Licenses to do business in all states have been capitalized. Based on changes in facts and circumstances, effective September 30, 2012, the capitalized state insurance licenses were considered to have a finite life and are amortized over their useful life, which was estimated to be 8 years. Amortization is recorded through “General, administrative and other expenses.” “Other liabilities” consist primarily of accrued expenses and technical overdrafts. Other liabilities may also include derivative instruments for which fair values are determined as described above under “Derivative Financial Instruments”.
Future Policy Benefits
The Company’s liability for future policy benefits is primarily comprised of liabilities for guarantee benefits related to certain long-duration life and annuity contracts, which are discussed more fully in Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on the Company’s variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.
Policyholders’ Account Balances

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.
Securities repurchase and resale agreements and securities loaned transactions
Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold.
Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).
Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These items are recorded within “Other liabilities.”
Insurance Revenue and Expense Recognition
Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”
Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Liabilities for variable immediate annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”
Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Reserves for contracts without life contingencies are included in “Policyholders’ account balances” while reserves for contracts with life contingencies are included in “Future policy benefits and other policyholder liabilities.” Assumed interest rates ranged from 0.00% to 8.25% at December 31, 2015 and 2014.
Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Liabilities for variable life insurance contracts represent the account value of the contracts and are included in “Separate account liabilities.”
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.
Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.
Asset Administration Fees
The Company receives asset administration fee income on contractholders’ account balances invested in the Advanced Series Trust Funds or “AST”, and the Prudential Series Fund or "PSF" (see Note 13), which are a portfolio of mutual fund investments related to the Company’s separate account products. In addition, the Company receives fees on contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within “Trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value.”
The Company sold variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to affiliates, Pruco Re and Prudential Insurance. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables,” respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in “Realized investment gains (losses), net.”
Short-Term and Long-Term Debt
Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General and administrative expenses” in the Company’s Statements of Operations. Interest expense may also be reported within “Net investment income” for certain activity, as prescribed by specialized industry guidance. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.
Income Taxes
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.
See Note 9 for additional information regarding income taxes.
Adoption of New Accounting Pronouncements
In August 2014, the Financial Accounting Standards Board (“FASB”) issued updated guidance (Accounting Standards Update (“ASU”) 2014-14, Receivables—Troubled Debt Restructurings by Creditors (Subtopic 310-40): Classification of Certain Government-Guaranteed Mortgage Loans upon Foreclosure) requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s financial position, results of operations or financial statement disclosures.
In January 2014, the FASB issued updated guidance (ASU 2014-04, Receivables—Troubled Debt Restructuring by Creditors (Subtopic 310-40): Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure) for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan.The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s financial position, results of operations or financial statement disclosures.
In December 2013, the FASB issued updated guidance (ASU 2013-12, Definition of a Public Business Entity—An Addition to the Master Glossary) establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company’s financial position, results of operations or financial statement disclosures.
In July 2013, the FASB issued updated guidance (ASU 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists ) regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s financial position, results of operations or financial statement disclosures.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

In July 2013, the FASB issued new guidance (ASU 2013-10, Derivatives and Hedging (Topic 815): Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes) regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s financial position, results of operations or financial statement disclosures.
In February 2013, the FASB issued updated guidance (ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income) regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of accumulated other comprehensive income (“AOCI”) by component as well as changes in AOCI balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance became effective for interim or annual reporting periods that began after December 15, 2012 and was applied prospectively. The disclosures required by this guidance are included in Note 3.
In December 2011 and January 2013, the FASB issued updated guidance (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities) regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). The new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. The new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 11.
Future Adoption of New Accounting Pronouncements
In May 2014, the FASB issued updated guidance (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)) on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. In August 2015, the FASB issued an update to defer the original effective date of this guidance. As a result of the deferral, the new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2017, and must be applied using one of two retrospective application methods. Early adoption is permitted only for annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently assessing the impact of the guidance on the Company’s financial position, results of operations and financial statement disclosures.
In August 2014, the FASB issued updated guidance (ASU 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity) for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. If adopted, the guidance eliminates the measurement difference that exists when both are measured at fair value. The Company adopted the updated guidance effective January 1, 2016, and applied the modified retrospective method of adoption. This guidance did not have a significant impact on the Company’s financial position, results of operations, or financial statement disclosures.

In January 2016, the FASB issued updated guidance (ASU 2016-01, Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial assets and financial liabilities. The guidance revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The guidance also amends certain disclosure requirements associated with the fair value of financial instruments. The new guidance is effective for annual periods and interim reporting periods within those annual periods beginning after December 15, 2017. Early adoption is not permitted except for the provisions related to the presentation of certain fair value changes for financial liabilities measured at fair value. The Company is currently assessing the impact of the guidance on the Company’s financial position, results of operations and financial statement disclosures.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

3.    INVESTMENTS
Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (3)

	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$12,233	$28	$107	$12,154	$0
Obligations of U.S. states and their political subdivisions	20,116	474	378	20,212	0
Foreign government bonds	43,188	6,123	28	49,283	0
Public utilities	203,803	15,969	4,263	215,509	0
All other U.S. public corporate securities	818,627	52,866	7,717	863,776	0
All other U.S. private corporate securities	494,640	30,996	4,407	521,229	0
All other foreign public corporate securities	132,414	3,781	608	135,587	0
All other foreign private corporate securities	219,009	2,487	15,842	205,654	0
Asset-backed securities (1)	149,196	2,786	692	151,290	(35)
Commercial mortgage-backed securities	211,429	4,963	652	215,740	0
Residential mortgage-backed securities (2)	128,971	4,886	19	133,838	(7)
Total fixed maturities, available-for-sale	$2,433,626	$125,359	$34,713	$2,524,272	$(42)
Equity securities, available-for-sale
Common stocks:
Public utilities	$0	$0	$0	$0
Mutual funds	14	3	0	17
Total equity securities, available-for-sale	$14	$3	$0	$17

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $0.1 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	December 31, 2014 (4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (3)

	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,324	$22	$10	$6,336	$0
Obligations of U.S. states and their political subdivisions	69,486	1,323	20	70,789	0
Foreign government bonds	29,738	7,621	4	37,355	0
Public utilities	198,277	19,909	1,593	216,593	0
All other U.S. public corporate securities	918,368	81,539	1,944	997,963	0
All other U.S. private corporate securities	512,793	48,451	528	560,716	0
All other foreign public corporate securities	110,909	8,438	35	119,312	0
All other foreign private corporate securities	201,040	8,444	2,384	207,100	0
Asset-backed securities (1)	144,324	5,078	391	149,011	(39)
Commercial mortgage-backed securities	291,868	10,523	206	302,185	(10)
Residential mortgage-backed securities (2)	126,126	7,113	6	133,233	(36)
Total fixed maturities, available-for-sale	$2,609,253	$198,461	$7,121	$2,800,593	$(85)
Equity securities, available-for-sale
Common stocks:
Public utilities	$0	$0	$0	$0
Mutual funds	14	3	0	17
Total equity securities, available-for-sale	$14	$3	$0	$17

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $0.1 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation.
The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2015, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value

	(in thousands)
Due in one year or less	$206,605	$201,762
Due after one year through five years	812,798	840,843
Due after five years through ten years	524,967	548,689
Due after ten years	399,660	432,110
Asset-backed securities	149,196	151,290
Commercial mortgage-backed securities	211,429	215,740
Residential mortgage-backed securities	128,971	133,838
Total	$2,433,626	$2,524,272
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.
The following table depicts the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	2015	2014	2013

	(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$33,604	$308,458	$314,415
Proceeds from maturities/repayments	453,016	681,426	1,175,680
Gross investment gains from sales, prepayments and maturities	5,788	18,110	18,619
Gross investment losses from sales and maturities	(937)	(3,404)	(9,824)
Equity securities, available-for-sale
Proceeds from sales	$0	$192	$14
Gross investment gains from sales	0	1	10
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(20)	$0	$0
Writedowns for impairments on equity securities	0	0	0

(1)
Excludes the portion of OTTI recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in “Other comprehensive income (loss)" (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

	Year Ended December 31,
	2015	2014

	(in thousands)
Balance, beginning of period	$93	$1,800
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(17)	(1,682)
Additional credit loss impairments recognized in the current period on securities previously impaired	20	0
Increases due to the passage of time on previously recorded credit losses	0	0
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(10)	(25)
Balance, end of period	$86	$93
Trading Account Assets
The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2015		December 31, 2014
	Cost	Fair Value	Cost	Fair Value

	(in thousands)
Total trading account assets - Equity securities	$5,618	$5,653	$5,471	$6,131
The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Asset administration fees and other income,” was $(0.6) million, $(0.9) million, and $0.8 million during the years ended December 31, 2015, 2014 and 2013, respectively.
Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	December 31, 2015		December 31, 2014
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$136,190	31.2%	$143,057	34.0%
Industrial	58,621	13.5	87,088	20.7
Retail	67,358	15.5	72,226	17.2
Office	100,357	23.0	44,621	10.6
Other	18,660	4.3	14,119	3.4
Hospitality	4,963	1.1	5,081	1.2
Total commercial mortgage loans	386,149	88.6	366,192	87.1
Agricultural property loans	49,926	11.4	54,113	12.9
Total commercial mortgage and agricultural property loans by property type	436,075	100.0%	420,305	100.0%
Valuation allowance	(643)		(482)
Total net commercial mortgage and agricultural property loans by property type	435,432		419,823
Other loans
Uncollateralized loans	2,740		2,740
Valuation allowance	0		0
Total net other loans	2,740		2,740
Total commercial mortgage and other loans	$438,172		$422,563
The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States (with the largest concentrations in California (22%) and New York (12%)) and include loans secured by properties in Europe and Australia at December 31, 2015.

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

	December 31, 2015	December 31, 2014	December 31, 2013

	(in thousands)
Allowance for credit losses, beginning of year	$482	$1,256	$2,177
Addition to (release of) allowance for losses	161	(774)	(921)
Total ending balance (1)	$643	$482	$1,256

(1)	Agricultural loans represent less than $0.1 million of the ending allowance as of December 31, 2015, 2014 and 2013.
The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2015	December 31, 2014

	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)	$0	$0
Collectively evaluated for impairment (2)	643	482
Total ending balance	$643	$482
Recorded Investment (3):
Gross of reserves: individually evaluated for impairment (1)	$0	$0
Gross of reserves: collectively evaluated for impairment (2)	438,815	423,045
Total ending balance, gross of reserves	$438,815	$423,045

(1)	There were no loans individually evaluated for impairment at both December 31, 2015 and 2014.

(2)
Agricultural loans collectively evaluated for impairment had a recorded investment of $50 million and $54 million as of December 31, 2015 and 2014, respectively, and a related allowance of less than $0.1 million at both period ends. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $3 million at both December 31, 2015 and 2014 and no related allowance at both period ends.

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. There were no impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and no related allowance for losses at both December 31, 2015 and 2014.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2015 and 2014. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.
The following tables set forth certain key credit quality indicators as of December 31, 2015 and 2014, based upon the recorded investment gross of allowance for credit losses.
Total commercial mortgage and agricultural property loans

	Debt Service Coverage Ratio - December 31, 2015
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

		(in thousands)
Loan-to-Value Ratio
0%-59.99%	$303,215	$9,073	$992	$313,280
60%-69.99%	95,977	0	0	95,977
70%-79.99%	25,401	1,417	0	26,818
Greater than 80%	0	0	0	0
Total commercial mortgage and agricultural property loans	$424,593	$10,490	$992	$436,075

	Debt Service Coverage Ratio - December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total

		(in thousands)
Loan-to-Value Ratio
0%-59.99%	$262,853	$4,295	$10,489	$277,637
60%-69.99%	115,708	468	0	116,176
70%-79.99%	25,034	1,458	0	26,492
Greater than 80%	0	0	0	0
Total commercial mortgage and agricultural property loans	$403,595	$6,221	$10,489	$420,305
As of both December 31, 2015 and 2014, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.
Based upon the recorded investment gross of allowance for credit losses, there were no commercial mortgage and other loans in nonaccrual status as of both December 31, 2015 and 2014. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan-specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.
For the years ended December 31, 2015 and 2014, there were no commercial mortgage and other loans acquired, other than those through direct origination, nor were there any commercial mortgage and other loans sold.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2015 and 2014, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. As of both December 31, 2015 and 2014, there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the twelve months preceding. See Note 2 for additional information relating to the accounting for troubled debt restructurings.
As of both December 31, 2015 and 2014, the Company did not have any foreclosed residential real estate property.
Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments” at December 31, for the years indicated.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	2015	2014

	(in thousands)
Joint ventures and limited partnerships	$66,890	$68,225
Derivatives	115,267	94,558
Total other long-term investments	$182,157	$162,783

As of both December 31, 2015 and 2014, the Company had no significant equity method investments.
Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

	2015	2014	2013

	(in thousands)
Fixed maturities, available-for-sale	$115,998	$140,114	$191,043
Equity securities, available-for-sale	0	0	0
Trading account assets	349	325	342
Commercial mortgage and other loans	22,696	21,802	28,463
Policy loans	794	739	675
Short-term investments	396	281	323
Other long-term investments	4,638	6,492	3,601
Gross investment income	144,871	169,753	224,447
Less: investment expenses	(5,441)	(5,742)	(6,564)
Net investment income	$139,430	$164,011	$217,883
There were no non-income producing assets as of December 31, 2015. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2015.
As of both December 31, 2015 and 2014, the Company had no low income housing tax credit investments.

Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2015	2014	2013

	(in thousands)
Fixed maturities	$4,831	$14,706	$8,795
Equity securities	0	1	10
Commercial mortgage and other loans	(161)	774	933
Derivatives	1,381	(8,113)	(194,055)
Other	1	0	(34)
Realized investment gains (losses), net	$6,052	$7,368	$(184,351)
Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of "Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses) (1)	Total Accumulated Other Comprehensive Income (Loss)

	(in thousands)
Balance at, December 31, 2012	$7	$147,280	$147,287
Change in component during period (2)	3	(76,423)	(76,420)
Balance at, December 31, 2013	$10	$70,857	$70,867
Change in component during period (2)	(40)	13,795	13,755
Balance at, December 31, 2014	$(30)	$84,652	$84,622
Change in other comprehensive income before reclassifications	(54)	(54,279)	(54,333)
Amounts reclassified from AOCI	0	(4,831)	(4,831)
Income tax benefit (expense)	19	20,689	20,708
Balance at, December 31, 2015	$(65)	$46,231	$46,166

(1)	Includes cash flow hedges of $14.8 million, $5.0 million, and $(4.0) million as of December 31, 2015, 2014, and 2013, respectively.

(2)	Net of taxes.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate (3)	$2,070	$148	$(95)
Net unrealized investment gains (losses) on available-for-sale securities	2,761	14,558	8,900
Total net unrealized investment gains (losses) (4)	4,831	14,706	8,805
Total reclassifications for the period	$4,831	$14,706	$8,805

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 11 for additional information on cash flow hedges.

(4)	See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs and future policy benefits.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

	(in thousands)
Balance, December 31, 2012	$545	$(214)	$0	$(100)	$231
Net investment gains (losses) on investments arising during the period	483	0	0	(168)	315
Reclassification adjustment for (gains) losses included in net income	(705)	0	0	247	(458)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	98	0	(35)	63
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(14)	5	(9)
Balance, December 31, 2013	$323	$(116)	$(14)	$(51)	$142
Net investment gains (losses) on investments arising during the period	(11)	0	0	4	(7)
Reclassification adjustment for (gains) losses included in net income	(311)	0	0	109	(202)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	116	0	(41)	75
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	14	(5)	9
Balance, December 31, 2014	$1	$0	$0	$16	$17
Net investment gains (losses) on investments arising during the period	(9)	0	0	3	(6)
Reclassification adjustment for (gains) losses included in net income	17	0	0	(6)	11
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(3)	0	1	(2)
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	0	0	0
Balance, December 31, 2015	$9	$(3)	$0	$14	$20

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments (1)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

	(in thousands)
Balance, December 31, 2012	$376,777	$(147,089)	$(2,164)	$(80,468)	$147,056
Net investment gains (losses) on investments arising during the period	(183,950)	0	0	64,383	(119,567)
Reclassification adjustment for (gains) losses included in net income	(8,100)	0	0	2,835	(5,265)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	80,637	0	(28,222)	52,415
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(6,023)	2,109	(3,914)
Balance, December 31, 2013	$184,727	$(66,452)	$(8,187)	$(39,363)	$70,725
Net investment gains (losses) on investments arising during the period	28,590	0	0	(10,013)	18,577
Reclassification adjustment for (gains) losses included in net income	(14,395)	0	0	5,036	(9,359)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	7,407	0	(2,594)	4,813
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(185)	64	(121)
Balance, December 31, 2014	$198,922	$(59,045)	$(8,372)	$(46,870)	$84,635
Net investment gains (losses) on investments arising during the period	(86,623)	0	0	30,319	(56,304)
Reclassification adjustment for (gains) losses included in net income	(4,848)	0	0	1,697	(3,151)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	28,580	0	(10,003)	18,577
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	3,776	(1,322)	2,454
Balance, December 31, 2015	$107,451	$(30,465)	$(4,596)	$(26,179)	$46,211

(1)	Includes cash flow hedges. See Note 11 for information on cash flow hedges.
Net Unrealized Gains (Losses) on Investments by Asset Class
The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2015	2014	2013

	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$9	$1	$323
Fixed maturity securities, available-for-sale - all other	90,637	191,339	184,891
Equity securities, available-for-sale	3	3	2
Affiliated notes	1,660	2,351	3,113
Derivatives designated as cash flow hedges (1)	14,847	4,839	(3,653)
Other investments	304	390	374
Net unrealized gains (losses) on investments	$107,460	$198,923	$185,050

(1)	See Note 11 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31, for the years indicated:

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	2015
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,480	$107	$0	$0	$8,480	$107
Obligations of U.S. states and their political subdivisions	6,887	378	0	0	6,887	378
Foreign government bonds	13,616	28	0	0	13,616	28
Public utilities	49,104	1,421	14,217	2,842	63,321	4,263
All other U.S. public corporate securities	207,578	6,297	29,828	1,420	237,406	7,717
All other U.S. private corporate securities	84,318	4,020	3,550	387	87,868	4,407
All other foreign public corporate securities	76,573	608	0	0	76,573	608
All other foreign private corporate securities	38,047	1,972	85,341	13,870	123,388	15,842
Asset-backed securities	50,195	430	26,359	262	76,554	692
Commercial mortgage-backed securities	55,065	642	833	10	55,898	652
Residential mortgage-backed securities	2,141	19	0	0	2,141	19
Total	$592,004	$15,922	$160,128	$18,791	$752,132	$34,713
Equity securities, available-for-sale	$0	$0	$0	$0	$0	$0

	2014 (1)
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,676	$10	$0	$0	$2,676	$10
Obligations of U.S. states and their political subdivisions	0	0	7,305	20	7,305	20
Foreign government bonds	4,632	4	0	0	4,632	4
Public utilities	18,222	1,321	2,174	272	20,396	1,593
All other U.S. public corporate securities	144,106	1,525	6,569	419	150,675	1,944
All other U.S. private corporate securities	44,014	518	2,834	10	46,848	528
All other foreign public corporate securities	26,193	35	0	0	26,193	35
All other foreign private corporate securities	46,101	2,384	0	0	46,101	2,384
Asset-backed securities	31,756	58	32,732	333	64,488	391
Commercial mortgage-backed securities	4,309	108	7,377	98	11,686	206
Residential mortgage-backed securities	342	6	0	0	342	6
Total	$322,351	$5,969	$58,991	$1,152	$381,342	$7,121
Equity securities, available-for-sale	$0	$0	$0	$0	$0	$0

(1)	Prior period amounts are presented on a basis consistent with the current period presentation.
The gross unrealized losses on fixed maturity securities at December 31, 2015 and 2014, are composed of $22.6 million and $4.0 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $12.1 million and $3.1 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2015, the $18.8 million of gross unrealized losses of twelve months or more were concentrated in consumer non-cyclical, capital goods, utility and finance sectors of the Company’s corporate securities. At December 31, 2014, the $1.2 million of gross unrealized losses of twelve months or more were concentrated in asset-backed

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

securities and the energy and utility sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at December 31, 2015 or 2014. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to general credit spread widening and foreign currency exchange rate movements. At December 31, 2015, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.

Securities Lending and Repurchase Agreements
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of December 31, 2015, the Company had $11 million of securities lending transactions recorded as "Cash collateral loaned for securities," all of which were corporate securities. The remaining contractual maturity of all securities lending transactions is overnight and continuous. As of December 31, 2015, the Company had no repurchase transactions.

Securities Pledged and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

	2015	2014

	(in thousands)
Fixed maturity securities, available-for-sale	$10,218	$5,098
Trading account assets	0	0
Total securities pledged	$10,218	$5,098
As of December 31, 2015 and 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $11 million and $5 million, respectively, all of which was “Cash collateral for loaned securities.”
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. There was no such collateral as of December 31, 2015 and 2014.
Fixed maturities of $8 million and $7 million at December 31, 2015 and 2014, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.
4.    DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2015	2014	2013

	(in thousands)
Balance, beginning of year	$1,114,431	$1,345,504	$906,814
Capitalization of commissions, sales and issue expenses	1,535	2,804	4,050
Amortization-Impact of assumption and experience unlocking and true-ups	33,113	91,895	31,666
Amortization-All other	(342,265)	(330,311)	353,895
Changes in unrealized investment gains and losses	16,352	4,539	49,079
Ceded DAC upon Reinsurance Treaty with Prudential Insurance (1)	(73,864)	0	0
Balance, end of year	$749,302	$1,114,431	$1,345,504

(1)	See Note 1 for further details.
5.    VALUE OF BUSINESS ACQUIRED
Details of VOBA and related interest and gross amortization for the years ended December 31, are as follows:

	2015	2014	2013

	(in thousands)
Balance, beginning of year	$39,738	$43,500	$43,090
Amortization-Impact of assumption and experience unlocking and true-ups (1)	3,412	5,412	6,376
Amortization-All other (1)	(10,477)	(11,181)	(11,593)
Interest (2)	2,436	2,615	2,762
Change in unrealized investment gains and losses	1,163	(608)	2,865
Ceded VOBA upon Reinsurance Treaty with Prudential Insurance (3)	(2,632)	0	0
Balance, end of year	$33,640	$39,738	$43,500

(1)	The weighted average remaining expected life of VOBA was approximately 5.22 years as of December 31, 2015.

(2)	The interest accrual rate for the VOBA related to the businesses acquired was 6.05%, 6.1% and 6.14% for the years ended December 31, 2015, 2014 and 2013.

(3)	See Note 1 for further details.
The following table provides estimated future amortization, net of interest, for the periods indicated (in thousands):

	2016	2017	2018	2019	2020

	(in thousands)
Estimated future VOBA amortization	$5,570	$4,797	$4,171	$3,510	$2,956
6.     REINSURANCE
The Company utilizes both affiliated and unaffiliated reinsurance arrangements. On its unaffiliated arrangements, the Company uses primarily modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business. These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees and benefits generated from that book of business. Such transfer does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

On its affiliated arrangements, the Company uses automatic and modified coinsurance reinsurance arrangements. These agreements cover all significant risks under features of the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These affiliated agreements include the reinsurance of the Company’s guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) features. These features are accounted for as embedded derivatives, and changes in the fair value of the embedded derivative are recognized through “Realized investment gains (losses), net.” Please see Note 13 for further details around the affiliated reinsurance agreements.
The effect of reinsurance for the years ended December 31, 2015, 2014 and 2013, was as follows:

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Gross	Unaffiliated Ceded	Affiliated Ceded	Net
	(in thousands)
2015
Policy charges and fee income - Life (1)	$3,416	$(1,701)	$0	$1,715
Policy charges and fee income - Annuity	740,540	(1,432)	0	739,108
Realized investment gains (losses), net	247,525	0	(241,473)	6,052
Policyholders’ benefits	60,535	(74)	0	60,461
General, administrative and other expenses	$317,928	$(682)	$(3,775)	$313,471
2014
Policy charges and fee income - Life (1)	$3,522	$(856)	$0	$2,666
Policy charges and fee income - Annuity	805,550	(1,889)	0	803,661
Realized investment gains (losses), net	(1,967,588)	0	1,974,956	7,368
Policyholders’ benefits	137,502	(367)	0	137,135
General, administrative and other expenses	$398,960	$(838)	$(3,874)	$394,248
2013
Policy charges and fee income - Life (1)	$3,472	$(1,231)	$0	$2,241
Policy charges and fee income - Annuity	809,549	(2,548)	0	807,001
Realized investment gains (losses), net	1,076,184	0	(1,260,535)	(184,351)
Policyholders’ benefits	29,874	(147)	0	29,727
General, administrative and other expenses	$407,365	$(776)	$(3,910)	$402,679

(1)	Life insurance in force face amounts at December 31, 2015, 2014 and 2013 was $113 million, $121 million and $128 million, respectively.
The Company’s Statements of Financial Position also included reinsurance recoverables from Pruco Re and Prudential Insurance of $3,088 million at December 31, 2015 and $2,997 million at December 31, 2014.
See Note 1 for a discussion of the of the fourth quarter 2015 reinsurance treaty related to the Company's New York license surrender.
7.    CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company has issued variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company has also issued variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company has issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed-rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or "Realized investment gains (losses), net."
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits and other policyholder liabilities.” As of December 31, 2015 and 2014, the Company had the following guarantees associated with its contracts, by product and guarantee type:

	December 31, 2015		December 31, 2014
	In the Event of Death	At Annuitization/ Accumulation (1)	In the Event of Death	At Annuitization/ Accumulation (1)

Variable Annuity Contracts	(in thousands)
Return of net deposits
Account value	$34,305,352	N/A	$38,410,155	N/A
Net amount at risk	$341,707	N/A	$353,902	N/A
Average attained age of contractholders	66 years	N/A	65 years	N/A
Minimum return or contract value
Account value	$6,976,880	$34,565,409	$7,886,833	$38,471,465
Net amount at risk	$1,194,988	$2,257,837	$916,016	$1,358,023
Average attained age of contractholders	68 years	66 years	67 years	64 years
Average period remaining until expected annuitization	N/A	0.0 years	N/A	0.1 years

(1)	Includes income and withdrawal benefits described herein.

	December 31, 2015		December 31, 2014
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value

Variable Annuity Contracts	(in thousands)
Market value adjusted annuities
Account value	$1,056,235	$1,053,952	$1,244,131	$1,251,084
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2015	December 31, 2014

	(in thousands)
Equity funds	$24,639,438	$28,191,315
Bond funds	12,264,741	12,844,788
Money market funds	2,081,684	2,783,023
Total	$38,985,863	$43,819,126
In addition to the above mentioned amounts invested in separate account investment options, $2.3 billion and $2.5 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options as of December 31, 2015 and 2014, respectively. For the years ended December 31, 2015, 2014 and 2013, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits and other policyholder liabilities” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) are accounted for as embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative are recorded in “Realized investment gains (losses), net.” See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits and other policyholder liabilities.” The Company and its reinsurance affiliates maintain a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	GMDB	GMAB/GMWB/ GMIWB	GMIB	Totals
	Variable Annuity (in thousands)
Balance as of December 31, 2012	$222,527	$1,793,135	$23,516	$2,039,178
Incurred guarantee benefits (1)	(3,191)	(1,014,909)	(11,650)	(1,029,750)
Paid guarantee benefits	(27,507)	0	(747)	(28,254)
Changes in unrealized investment gains and losses	8,041	0	160	8,201
December 31, 2013	199,870	778,226	11,279	989,375
Incurred guarantee benefits (1)	81,524	2,334,185	8,506	2,424,215
Paid guarantee benefits	(25,909)	0	(724)	(26,633)
Changes in unrealized investment gains and losses	128	0	43	171
December 31, 2014	255,613	3,112,411	19,104	3,387,128
Incurred guarantee benefits (1)	43,167	21,666	(4,616)	60,217
Paid guarantee benefits	(29,240)	0	(511)	(29,751)
Changes in unrealized investment gains and losses	(3,663)	0	(113)	(3,776)
December 31, 2015	$265,877	$3,134,077	$13,864	$3,413,818

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserve as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of account balance less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements. The asset transfer feature, included in the design of certain optional living benefits, transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including, but not limited to, the impact of investment performance of the contractholder total account value. In general, but not always, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes, the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits, and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such, the GMDB risk in these riders also benefits from this feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements” in the Company’s Statements of Financial Position. The Company offered various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances”, are as follows:

Sales Inducements
(in thousands)
Balance as of December 31, 2012	$556,830
Capitalization	31,370
Amortization - Impact of assumption and experience unlocking and true-ups	13,038
Amortization - All other	179,219
Change in unrealized investment gains and losses	28,790
Balance as of December 31, 2013	809,247
Capitalization	11,515
Amortization - Impact of assumption and experience unlocking and true-ups	45,417
Amortization - All other	(204,563)
Change in unrealized investment gains and losses	3,591
Balance as of December 31, 2014	665,207
Capitalization	873
Amortization - Impact of assumption and experience unlocking and true-ups	21,125
Amortization - All other	(206,263)
Change in unrealized investment gains and losses	11,063
Ceded DSI upon Reinsurance Treaty with Prudential Insurance (1)	(39,253)
Balance as of December 31, 2015	$452,752

(1)	See Note 1 for further details.
8.    STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Arizona Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes and certain assets on a different basis.
Statutory net income of the Company amounted to $340 million, $393 million and $406 million for the years ended December 31, 2015, 2014 and 2013, respectively. Statutory surplus of the Company amounted to $482 million and $606 million at December 31, 2015 and 2014, respectively.
The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to its stockholder. The maximum dividend, which may be paid in any twelve month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $48 million after December 22, 2015, without prior approval.
On December 22, 2015 and June 29, 2015, the Company paid dividends of $180 million and $270 million, respectively, to its parent, PAI. On December 19, 2014 and June 27, 2014, the Company paid dividends of $75 million and $267 million, respectively, to PAI. On December 16, 2013 and June 26, 2013, the Company paid dividends of $100 million and $184 million, respectively, to PAI.
9.    INCOME TAXES
The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2015	2014	2013
		(in thousands)
Current tax expense (benefit):
U.S. federal	$76,175	$(8,499)	$36,759
State and local	0	0	0
Total	76,175	(8,499)	36,759
Deferred tax expense (benefit):
U.S. federal	(84,460)	17,103	295,613
State and local	0	0	0
Total	(84,460)	17,103	295,613
Total income tax expense (benefit)	(8,285)	8,604	332,372
Total income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(20,708)	7,407	(41,149)
Additional paid-in capital	0	0	4,354
Total income tax expense (benefit)	$(28,993)	$16,011	$295,577
In July 2014, IRS issued guidance relating to the hedging of variable annuity guaranteed minimum benefits (“Hedging IDD”). The Hedging IDD provides an elective safe harbor tax accounting method for certain contracts which permits the current deduction of losses and the deferral of gains for hedging activities that can be applied to open years under IRS examination beginning with the earliest open year. The Company will apply this tax accounting method for hedging gains and losses covered by the Hedging IDD beginning with 2013. As a result of applying such accounting method in 2014, the Company’s 2014 U.S. current tax includes a tax benefit of $59 million and a corresponding reduction of deferred tax assets.
The Company’s actual income tax expense on continuing operations for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2015	2014	2013

	(in thousands)
Expected federal income tax expense (benefit)	$57,727	$90,780	$413,162
Non taxable investment income	(56,614)	(69,122)	(69,665)
Tax credits	(9,389)	(13,080)	(10,595)
Other	(9)	26	(529)
Total income tax expense (benefit)	$(8,285)	$8,604	$332,372
The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2014 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and making Revenue Ruling 2007-61 obsolete. These activities had no impact on the Company’s 2013, 2014 or 2015 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s net income.
Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2015	2014

	(in thousands)
Deferred tax assets
Insurance reserves	$156,639	$267,536
Investments	0	13,270
Compensation reserves	0	1,760
Other	833	0
Deferred tax assets	157,472	282,566
Deferred tax liabilities
VOBA and deferred policy acquisition cost	247,825	370,548
Investments	4,467	0
Deferred sales inducements	158,463	232,822
Net unrealized gain on securities	32,414	68,819
Other	0	1,239
Deferred tax liabilities	443,169	673,428
Net deferred tax asset (liability)	$(285,697)	$(390,863)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2015, and 2014.
Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $165 million, $259 million and $1,180 million, and no income from foreign operations for the years ended December 31, 2015, 2014 and 2013, respectively.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). As of December 31, 2015, 2014, and 2013 the Company recognized nothing in the Consolidated Statement of Operations and recognized no liabilities in the Statement of Financial Position for tax-related interest and penalties. The Company had zero unrecognized tax benefits as

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

of December 31, 2015 and 2014. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
At December 31, 2015, the Company remains subject to examination in the U.S. for tax years 2009 through 2015.
For tax years 2009 through 2016, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed.
10.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include short-term investments and equity securities that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value ("NAV")), short-term investments and certain over-the-counter ("OTC") derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities, certain manually priced public fixed maturities, short-term investments, certain highly structured OTC derivative contracts and embedded derivatives resulting from certain products with guaranteed benefits.
Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	As of December 31, 2015
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of U.S. government authorities and agencies	$0	$12,154	$0	$0	$12,154
Obligations of U.S. states and their political subdivisions	0	20,212	0	0	20,212
Foreign government bonds	0	49,283	0	0	49,283
U.S. corporate public securities	0	934,109	15,000	0	949,109
U.S. corporate private securities	0	523,298	107,777	0	631,075
Foreign corporate public securities	0	136,222	0	0	136,222
Foreign corporate private securities	0	220,818	4,531	0	225,349
Asset-backed securities (4)	0	104,797	46,493	0	151,290
Commercial mortgage-backed securities	0	215,740	0	0	215,740
Residential mortgage-backed securities	0	133,838	0	0	133,838
Subtotal	0	2,350,471	173,801	0	2,524,272
Trading account assets:
Equity securities	5,653	0	0	0	5,653
Subtotal	5,653	0	0	0	5,653
Equity securities, available-for-sale	0	17	0	0	17
Short-term investments	157,257	520	450	0	158,227
Cash equivalents	0	0	225	0	225
Other long-term investments	0	135,209	2,119	(21,508)	115,820
Reinsurance recoverables	0	0	3,012,653	0	3,012,653
Receivables from parent and affiliates	0	29,676	7,664	0	37,340
Subtotal excluding separate account assets	162,910	2,515,893	3,196,912	(21,508)	5,854,207
Separate account assets (2)	0	39,250,159	0	0	39,250,159
Total assets	$162,910	$41,766,052	$3,196,912	$(21,508)	$45,104,366
Future policy benefits (3)	$0	$0	$3,134,077	$0	$3,134,077
Payables to parent and affiliates	0	25,277	0	(25,277)	0
Total liabilities	$0	$25,277	$3,134,077	$(25,277)	$3,134,077

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	As of December 31, 2014 (5)
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of U.S. government authorities and agencies	$0	$6,336	$0	$0	$6,336
Obligations of U.S. states and their political subdivisions	0	70,789	0	0	70,789
Foreign government securities	0	37,355	0	0	37,355
U.S. corporate public securities	0	1,072,258	16,860	0	1,089,118
U.S. corporate private securities	0	560,113	98,544	0	658,657
Foreign corporate public securities	0	123,860	0	0	123,860
Foreign corporate private securities	0	229,383	666	0	230,049
Asset-backed securities (4)	0	108,487	40,524	0	149,011
Commercial mortgage-backed securities	0	302,185	0	0	302,185
Residential mortgage-backed securities	0	133,233	0	0	133,233
Subtotal	0	2,643,999	156,594	0	2,800,593
Trading account assets:
Equity securities	6,131	0	0	0	6,131
Subtotal	6,131	0	0	0	6,131
Equity securities, available-for-sale	0	17	0	0	17
Short-term investments	57,185	0	0	0	57,185
Cash equivalents	0	0	225	0	225
Other long-term investments	0	118,846	633	(24,288)	95,191
Reinsurance recoverables	0	0	2,996,154	0	2,996,154
Receivables from parent and affiliates	0	18,748	22,320	0	41,068
Subtotal excluding separate account assets	63,316	2,781,610	3,175,926	(24,288)	5,996,564
Separate account assets (2)	0	44,101,699	0	0	44,101,699
Total assets	$63,316	$46,883,309	$3,175,926	$(24,288)	$50,098,263
Future policy benefits (3)	0	0	3,112,411	0	3,112,411
Payables to parent and affiliates	0	21,249	0	(21,249)	0
Total liabilities	$0	$21,249	$3,112,411	$(21,249)	$3,112,411

(1)
“Netting” amounts represent cash collateral of $(3.8) million and $3.0 million as of December 31, 2015 and December 31, 2014, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Financial Position.

(3)
As of December 31, 2015, the net embedded derivative liability position of $3,134 million includes $34 million of embedded derivatives in an asset position and $3,168 million of embedded derivatives in a liability position. As of December 31, 2014, the net embedded derivative liability position of $3,112 million includes $55 million of embedded derivatives in an asset position and $3,167 million of embedded derivatives in a liability position.

(4)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(5)	Prior period amounts are presented on a basis consistent with the current period presentation.
The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally developed valuation. As of December 31, 2015 and 2014 overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Trading Account Assets – Trading account assets consist primarily of equity securities whose fair values are determined consistent with similar instruments described below under “Equity Securities.”
Equity Securities – Equity securities consist principally of investments in common stock of publicly traded companies, as well as mutual fund shares. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The majority of the Company’s derivative positions are traded in the over-the counter ("OTC") derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors, and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The vast majority of the Company's derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London Interbank Offered Rates ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques, that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values. As of December 31, 2015, there was $1.6 million in internally valued derivatives with the fair value classified within Level 3. As of December 31, 2014 there were no internally valued derivatives with the fair value classified within Level 3, and all derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are classified within Level 2 and Level 3. Level 2 instruments are generally fair valued based on market observable inputs. Level 3 instruments are internally valued based on internal asset manager valuations.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities and mutual funds for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity whose fair values are determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain of its variable annuity contracts. These guarantees are accounted for as embedded derivatives and are described below in “Future Policy Benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantees.
Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable-annuity contracts offered by the Company, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of future expected rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve, adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations, and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.
Transfers between Levels 1 and 2 – Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2. During the year ended December 31, 2014, $963 million was transferred from Level 1 to Level 2.
Level 3 Assets and Liabilities by Price Source – The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	As of December 31, 2015
	Internal (1)	External (2)	Total

	(in thousands)
Corporate securities (3)	$111,295	$16,013	$127,308
Asset-backed securities (4)	0	46,493	46,493
Short-term investments	450	0	450
Cash equivalents	225	0	225
Other long-term investments	1,565	554	2,119
Reinsurance recoverables	3,012,653	0	3,012,653
Receivables from parent and affiliates	0	7,664	7,664
Total assets	$3,126,188	$70,724	$3,196,912
Future policy benefits	$3,134,077	$0	$3,134,077
Total liabilities	$3,134,077	$0	$3,134,077

	As of December 31, 2014
	Internal (1)	External (2)	Total

	(in thousands)
Corporate securities (3)	$99,209	$16,861	$116,070
Asset-backed securities (4)	0	40,524	40,524
Cash equivalents	225	0	225
Other long-term investments	0	633	633
Reinsurance recoverables	2,996,154	0	2,996,154
Receivables from parent and affiliates	0	22,320	22,320
Total assets	$3,095,588	$80,338	$3,175,926
Future policy benefits	$3,112,411	$0	$3,112,411
Total liabilities	$3,112,411	$0	$3,112,411

(1)
Represents valuations reflecting both internally-derived and market inputs as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing-services and independent indicative broker quotes where pricing inputs are not readily available.

(3)	Includes assets classified as fixed maturities available-for-sale.

(4)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2015
	Fair Value	Primary Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)

	(in thousands)
Assets:
Corporate securities	$111,295	Discounted cash flow	Discount rate	3.71%	17.95%	4.43%	Decrease
Reinsurance recoverables	$3,012,653	Fair values are determined in the same manner as future policy benefits
Liabilities:
Future policy benefits (2)	$3,134,077	Discounted cash flow	Lapse rate (3)	0%	14%		Decrease
			NPR spread (4)	0.06%	1.76%		Decrease
			Utilization rate (5)	63%	95%		Increase
			Withdrawal rate (6)	74%	100%		Increase
			Mortality rate (7)	0%	14%		Decrease
			Equity volatility curve	17%	28%		Increase

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	As of December 31, 2014
	Fair Value	Primary Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)

	(in thousands)
Assets:
Corporate securities	$99,209	Discounted cash flow	Discount rate	3.55%	11.75%	3.96%	Decrease
Reinsurance recoverables	$2,996,154	Fair values are determined in the same manner as future policy benefits
Liabilities:
Future policy benefits (2)	$3,112,411	Discounted cash flow	Lapse rate (3)	0%	14%		Decrease
			NPR spread (4)	0%	1.30%		Decrease
			Utilization rate (5)	63%	95%		Increase
			Withdrawal rate (6)	74%	100%		Increase
			Mortality rate (7)	0%	14%		Decrease
			Equity volatility curve	17%	28%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(3)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit, and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(4)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements adjusted for any illiquidity risk premium.

(5)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(6)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder, age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(7)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.
The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.
Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.
Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2015
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Private Securities	Asset- Backed Securities (4)	Commercial Mortgage-Backed Securities
	(in thousands)
Fair Value, beginning of period	$16,860	$98,544	$666	$40,524	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(16)	62	9	0
Asset management fees and other income	0	0	0	0	0
Included in other comprehensive income (loss)	(23)	(2,992)	(24)	(170)	0
Net investment income	9	5,264	1	49	0
Purchases	0	6,233	0	20,053	1,565
Sales	0	(1,548)	0	(15,878)	0
Issuances	0	0	0	0	0
Settlements	(119)	(1,863)	(678)	(3,704)	0
Transfers into Level 3 (1)	0	4,155	4,504	34,921	0
Transfers out of Level 3 (1)	(1,727)	0	0	(29,311)	(1,565)
Fair Value, end of period	$15,000	$107,777	$4,531	$46,493	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2015
	Short-term Investments	Cash Equivalents	Other Long-term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits
		(in thousands)
Fair Value, beginning of period	$0	$225	$633	$2,996,154	$22,320	$(3,112,411)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	1,405	(212,035)	0	217,101
Asset management fees and other income	0	0	(17)	0	0	0
Included in other comprehensive income (loss)	0	0	0	0	(264)	0
Net investment income	0	0	22	0	1	0
Purchases	450	0	179	228,534	0	0
Sales	0	0	0	0	0	0
Issuances	0	0	0	0	0	(238,767)
Settlements	0	0	(103)	0	0	0
Transfers into Level 3 (1)	0	0	0	0	6,941	0
Transfers out of Level 3 (1)	0	0	0	0	(21,334)	0
Fair Value, end of period	$450	$225	$2,119	$3,012,653	$7,664	$(3,134,077)
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$1,405	$(117,840)	$0	$119,609
Asset management fees and other income	$0	$0	$(17)	$0	$0	$0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2014 (5)
	Fixed Maturities Available-For-Sale					Trading Account Assets - Equity Securities	Equity Securities Available- for-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Private Securities	Asset- Backed Securities (4)	Commercial Mortgage- Backed Securities
	(in thousands)
Fair Value, beginning of period	$2,065	$93,841	$890	$63,789	$0	$313	$192
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	1,423	169	0	0	0	0
Asset management fees and other income	0	0	0	0	0	15	0
Included in other comprehensive income (loss)	(42)	(763)	(41)	196	(83)	0	0
Net investment income	37	4,953	34	120	0	0	0
Purchases	14,999	5,712	9	14,933	52,518	0	0
Sales	0	0	(202)	0	0	0	(192)
Issuances	0	0	0	0	0	0	0
Settlements	(199)	(6,622)	(193)	(40,337)	0	(328)	0
Transfers into Level 3 (1)	0	0	0	28,152	0	0	0
Transfers out of Level 3 (1)	0	0	0	(26,329)	(52,435)	0	0
Fair Value, end of period	$16,860	$98,544	$666	$40,524	$0	$0	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$15	$0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2014 (5)
	Cash Equivalents	Other Long-term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$0	$486	$748,005	$6,347	$(778,226)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	2,013,931	0	(2,088,505)
Asset management fees and other income	0	(14)	0	0	0
Included in other comprehensive income (loss)	0	0	0	(420)	0
Net investment income	0	0	0	0	0
Purchases	400	166	234,218	19,351	0
Sales	(175)	0	0	0	0
Issuances	0	0	0	0	(245,680)
Settlements	0	(5)	0	0	0
Transfers into Level 3 (1)	0	0	0	1,985	0
Transfers out of Level 3 (1)	0	0	0	(4,943)	0
Fair Value, end of period assets/(liabilities)	$225	$633	$2,996,154	$22,320	$(3,112,411)
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$2,040,048	$0	$(2,115,680)
Asset management fees and other income	$0	$(14)	$0	$0	$0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2013 (5)
	Fixed Maturities Available-For-Sale					Trading Account Assets - Equity Securities	Equity Securities Available- for-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Private Securities	Asset- Backed Securities (4)	Commercial Mortgage-Backed Securities
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$3,292	$91,088	$1,175	$69,298	$0	$207	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	48	1	0	0	0	0
Asset management fees and other income	0	0	0	0	0	106	0
Included in other comprehensive income (loss)	(551)	(3,490)	(138)	(470)	18	0	0
Net investment income	41	4,658	30	454	0	0	0
Purchases	0	4,817	0	40,868	17,169	0	192
Sales	0	0	0	0	0	0	0
Issuances	0	0	0	0	0	0	0
Settlements	(1,171)	(3,280)	(178)	(13,924)	0	0	0
Transfers into Level 3 (1)	4,976	0	0	0	0	0	0
Transfers out of Level 3 (1)	(4,522)	0	0	(29,441)	(17,187)	0	0
Other (3)	0	0	0	(2,996)	0	0	0
Fair Value, end of period assets/(liabilities)	$2,065	$93,841	$890	$63,789	$0	$313	$192
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$107	$0

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2013 (5)
	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$1,054	$1,732,094	$1,995	$(1,793,137)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(739)	(1,220,073)	0	1,262,310
Asset management fees and other income	60	0	0	0
Included in other comprehensive income (loss)	0	0	99	0
Net investment income	0	0	0	0
Purchases	111	235,984	6,250	0
Sales	0	0	(2,996)	0
Issuances	0	0	0	(247,399)
Settlements	0	0	0	0
Transfers into Level 3 (1)	0	0	0	0
Transfers out of Level 3 (1)	0	0	(1,997)	0
Other (3)	0	0	2,996	0
Fair Value, end of period	$486	$748,005	$6,347	$(778,226)
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$(1,166,676)	$0	$1,207,600
Asset management fees and other income	$51	$0	$0	$0

(1)	Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfer occurs for any such assets still held at the end of the quarter.

(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(3)	Other primarily represents reclassifications of certain assets between reporting categories.

(4)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(5)	Prior period's amounts are presented on a basis consistent with the current period presentation.
Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.
Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	December 31, 2015
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total

	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$2,793	$448,349	$451,142	$438,172
Policy loans	0	0	13,054	13,054	13,054
Other long-term investments	0	0	3,258	3,258	3,050
Cash and cash equivalents	311	0	0	311	311
Accrued investment income	0	22,615	0	22,615	22,615
Receivables from parent and affiliates	0	14,868	0	14,868	14,868
Other assets	0	1,085	0	1,085	1,085
Total assets	$311	$41,361	$464,661	$506,333	$493,155
Liabilities:
Policyholders’ account balances - investment contracts	$0	$0	$102,438	$102,438	$103,003
Cash collateral for loaned securities	0	10,568	0	10,568	10,568
Short-term debt	0	1,000	0	1,000	1,000
Payables to parent and affiliates	0	25,678	0	25,678	25,678
Other liabilities	0	83,464	0	83,464	83,464
Separate account liabilities - investment contracts	0	293	0	293	293
Total liabilities	$0	$121,003	$102,438	$223,441	$224,006

	December 31, 2014
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total

	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$2,779	$447,157	$449,936	$422,563
Policy loans	0	0	13,355	13,355	13,355
Other long-term investments	0	0	2,639	2,639	2,238
Cash and cash equivalents	369	0	0	369	369
Accrued investment income	0	25,008	0	25,008	25,008
Receivables from parent and affiliates	0	10,367	0	10,367	10,367
Other assets	0	1,009	0	1,009	1,009
Total assets	$369	$39,163	$463,151	$502,683	$474,909
Liabilities:
Policyholders’ account balances - investment contracts	$0	$0	$91,217	$91,217	$92,663
Cash collateral for loaned securities	0	5,285	0	5,285	5,285
Short-term debt	0	54,354	0	54,354	54,354
Payables to parent and affiliates	0	37,415	0	37,415	37,415
Other liabilities	0	89,956	0	89,956	89,956
Separate account liabilities - investment contracts	0	487	0	487	487
Total liabilities	$0	$187,497	$91,217	$278,714	$280,160

(1)
Carrying values presented herein differ from those in the Company’s Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.
Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the present value of the expected future cash flows discounted at the appropriate local government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.
Policy Loans
Policy loans carrying value approximates fair value.
Other Long-Term Investments
Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2015 and 2014.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates, and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalents, accrued investment income, and other assets that meet the definition of financial instruments, including receivables such as unsettled trades and accounts receivable.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.
Debt
The fair value of short-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
Separate Account Liabilities - Investment Contracts
Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
11.    DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.
Foreign Exchange Contracts
Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.
Credit Contracts
Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See the credit derivatives section for a discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to affiliates,

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Pruco Re and Prudential Insurance. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.
The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

	December 31, 2015			December 31, 2014
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities

	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$115,358	$15,910	$(206)	$83,412	$5,555	$(654)
Total Qualifying Hedges	$115,358	$15,910	$(206)	$83,412	$5,555	$(654)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$1,872,750	$84,817	$(13,452)	$1,902,750	$92,507	$(18,480)
Interest Rate Options	100,000	9,431	0	100,000	10,736	0
Foreign Currency
Foreign Currency Forwards	2,752	23	0	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	77,729	11,220	0	57,011	4,363	(5)
Credit
Credit Default Swaps	0	0	0	1,200	0	(43)
Equity
Total Return Swaps	217,999	320	(3,626)	220,986	1,937	0
Equity Options	18,286,800	15,054	(7,993)	6,842,242	3,748	(2,067)
Total Non-Qualifying Hedges	$20,558,030	$120,865	$(25,071)	$9,124,189	$113,291	$(20,595)
Total Derivatives (1)	$20,673,388	$136,775	$(25,277)	$9,207,601	$118,846	$(21,249)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $3,134 million and $3,112 million as of December 31, 2015 and 2014, respectively, included in “Future policy benefits.” The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re and Prudential Insurance included in “Reinsurance recoverables” was an asset of $3,013 million and $2,996 million as of December 31, 2015 and 2014, respectively.

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables) that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Statements of Financial Position.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	December 31, 2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount

	(in thousands)
Offsetting of Financial Assets:
Derivatives	$135,210	$(21,508)	$113,702	$(101,288)	$12,414
Offsetting of Financial Liabilities:
Derivatives	$25,277	$(25,277)	$0	$0	$0

	December 31, 2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount

	(in thousands)
Offsetting of Financial Assets:
Derivatives	$118,846	$(24,288)	$94,558	$(82,602)	$11,956
Offsetting of Financial Liabilities:
Derivatives	$21,249	$(21,249)	$0	$0	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.
The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$608	$1,116	$10,008
Total cash flow hedges	0	608	1,116	10,008
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	20,536	0	0	0
Currency	115	0	0	0
Currency/Interest Rate	8,337	0	202	0
Credit	(3)	0	0	0
Equity	(3,233)	0	0	0
Embedded Derivatives	(24,371)	0	0	0
Total non-qualifying hedges	1,381	0	202	0
Total	$1,381	$608	$1,318	$10,008

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$14	$134	$8,492
Total cash flow hedges	0	14	134	8,492
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	123,327	0	0	0
Currency	0	0	0	0
Currency/Interest Rate	5,934	0	143	0
Credit	(14)	0	0	0
Equity	(23,811)	0	0	0
Embedded Derivatives	(113,549)	0	0	0
Total non-qualifying hedges	(8,113)	0	143	0
Total	$(8,113)	$14	$277	$8,492

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Year Ended December 31, 2013
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$(89)	$(7)	$(585)
Total cash flow hedges	0	(89)	(7)	(585)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(116,025)	0	0	0
Currency	0	0	0	0
Currency/Interest Rate	(204)	0	24	0
Credit	(103)	0	0	0
Equity	(79,498)	0	0	0
Embedded Derivatives	1,775	0	0	0
Total non-qualifying hedges	(194,055)	0	24	0
Total	$(194,055)	$(89)	$17	$(585)

(1)	Amounts deferred in AOCI.

For the years ended December 31, 2015, 2014 and 2013, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2012	$(3,068)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(680)
Amount reclassified into current period earnings	95
Balance, December 31, 2013	(3,653)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	8,640
Amount reclassified into current period earnings	(148)
Balance, December 31, 2014	4,839
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	12,078
Amounts reclassified into current period earnings	(2,070)
Balance, December 31, 2015	$14,847
Using December 31, 2015 values, it is estimated that a pre-tax gain of approximately $1 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2016, offset by amounts pertaining to the hedged items. As of December 31, 2015 and 2014, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 18 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" within OCI in the Statements of Operations and Comprehensive Income.
Credit Derivatives
The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2015 and 2014.
As of December 31, 2015, the Company had no open positions where it has purchased credit protection using credit derivatives in order to hedge specific credit in the Company’s investment portfolio. As of December 31, 2014, the Company had $1 million of outstanding notional amounts reported at fair value as a liability of less than $1 million.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by its counterparty to financial derivative transactions.
The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

12.    COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS
Commitments
The Company had made commitments to fund $5 million and $1 million of commercial loans as of December 31, 2015 and 2014, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $36 million and $22 million as of December 31, 2015 and 2014, respectively.
Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, based upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is $0 to approximately $3 million. This estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Escheatment Audit and Claims Settlement Practices Market Conduct Exam
In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.
The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

Securities Lending Matter
In February 2016, Prudential Financial self-reported to the SEC, and notified other regulators, that in some cases it failed to maximize securities lending income due to a long-standing restriction benefitting the Company and Prudential Financial that limited the availability of loanable securities for certain of the Company's separate account investments. The restriction has been removed and Prudential Financial intends to implement a remediation plan for the benefit of customers. Prudential Financial intends to fully cooperate with regulators in this matter.
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.
13.     RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program and deferred compensation program was less than $1 million, $1 million and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on earnings and length of service. Other benefits are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $1 million, $1 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Prudential Insurance sponsors voluntary savings plans for the Company’s employees (“401(k) plans”). The 401(k) plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the 401(k) plans was $1 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Affiliated Asset Administration Fee Income
In accordance with revenue sharing agreements with AST Investment Services, Inc. and Prudential Investments LLC, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust and The Prudential Series Fund. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to the agreements was $173 million, $221 million and $227 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset administration fees and other income” in the Statements of Operations and Comprehensive Income.
Affiliated Investment Management Expenses
In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”, renamed PGIM, Inc. beginning January 1, 2016), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement were $5 million, $6 million and $7 million for the years ended December 31, 2015, 2014 and 2013, respectively. These expenses are recorded as “Net investment income” in the Statements of Operations and Comprehensive Income.
Cost Allocation Agreements with Affiliates
Certain operating costs (including rental of office space, furniture and equipment) have been charged to the Company at cost by Prudential Annuities Information Services and Technology Corporation (“PAIST”), an affiliated company. PALAC signed a written service agreement with PAIST for these services executed and approved by the Connecticut Insurance Department in 1995. This agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.
Allocated lease expense was $4 million, $4 million and $10 million for the years ended December 31, 2015, 2014 and 2013, respectively. Allocated sub-lease rental income, recorded as a reduction to lease expense was less than $1 million, $1 million and $4 million for the years ended December 31, 2015, 2014 and 2013, respectively. Assuming that the written service agreement between PALAC and PAIST continues indefinitely, PALAC’s allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2015 are as follows:

	Lease	Sub-Lease

	(in thousands)
2016	$3,279	0
2017	3,279	0
2018	3,279	0
2019	3,006	0
2020	0	0
2021 and thereafter	0	0
Total	$12,843	0
The Company pays commissions and certain other fees to PAD in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sold and service the Company’s products. Commissions and fees paid by the Company to PAD were $143 million, $177 million and $172 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Debt Agreements
Short-term and Long-term Debt
The Company is authorized to borrow funds up to $2 billion from Prudential Financial and its affiliates to meet its capital and other funding needs. The Company had debt of $1 million and $54 million outstanding with Prudential Funding, LLC as of

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

December 31, 2015 and 2014, respectively. Total interest expense on debt with Prudential Funding, LLC was less than $1 million for the years ended December 31, 2015, 2014 and 2013.
The Company had debt of $0 million outstanding with Prudential Financial as of December 31, 2015 and 2014, respectively. The Company had a loan with Prudential Financial that had a fixed interest rate of 4.49% and matured on December 29, 2014. In December 2014 we paid off the remaining portion of debt with a payment of $200 million. Total interest expense on debt with Prudential Financial was less than $1 million, $9 million and $17 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Reinsurance Agreements
The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features. Fees ceded under these agreements are included in “Realized investment gains (losses), net” on the Statement of Operations and Comprehensive Income. The Company ceded fees of $269 million, $274 million and $275 million to Pruco Re for the years ended December 31, 2015, 2014 and 2013, respectively. The Company ceded fees of $1 million to Prudential Insurance for the years ended December 31, 2015, 2014 and 2013. The Company’s reinsurance payables related to affiliated reinsurance were $250 million and $25 million as of December 31, 2015 and 2014, respectively.
The Company’s reinsurance recoverables related to affiliated reinsurance were $3,088 million and $2,997 million as of December 31, 2015 and December 31, 2014, respectively. The assets are reflected in “Reinsurance recoverables” in the Company’s Statements of Financial Position. Realized gains (losses) were $(241) million, $1,975 million and $(1,260) million for the years ended December 31, 2015, 2014 and 2013, respectively. Changes in realized gains (losses) for the 2015 and 2014 periods were primarily due to changes in market conditions in each respective period.
See Note 1 for a discussion of the fourth quarter 2015 reinsurance treaty related to the Company's New York license surrender.

Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty.
Purchase/sale of fixed maturities from/to an affiliate
During 2014, the Company sold fixed maturity securities to affiliated companies. These securities had an amortized cost of $36 million and a fair value of $44 million. The net difference between historic amortized cost and the fair value of $8 million was accounted for as a realized gain on the Company’s Statement of Operations and Comprehensive Income.
During 2014, the Company purchased commercial mortgage loans from an affiliated company. These securities had an amortized cost of $6 million, and were purchased at a cost of $6 million. The Company also purchased fixed maturity securities from an affiliated company. These securities had an amortized cost of $27 million, and were purchased at a cost of $30 million. The securities were recorded on the Company’s Statement of Financial Position.
During 2013, the Company sold fixed maturity securities to Prudential Financial. These securities had an amortized cost of $90 million and a fair value of $103 million. The net difference between historic amortized cost and the fair value was accounted for as an increase of $8 million to additional paid-in capital, net of taxes. The Company also sold commercial mortgage loans to an affiliated company. These securities had an amortized cost of $6 million and a fair value of $6 million. The net difference between historic amortized cost and the fair value was less than $1 million and was recorded as a realized investment gain on the Company’s Statement of Operations and Comprehensive Income.
14.    CONTRACT WITHDRAWAL PROVISIONS
Most of the Company’s separate account liabilities are subject to discretionary withdrawal by contractholders at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years.
15.    QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2015 and 2014 are summarized in the table below:

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements - (Continued)

	Three months ended
	March 31	June 30	September 30	December 31

2015	(in thousands)
Total revenues	$305,682	$279,135	$268,802	$219,952
Total benefits and expenses	331,751	122,886	388,581	65,421
Income (loss) from operations before income taxes	(26,069)	156,249	(119,779)	154,531
Net income (loss)	$(21,302)	$131,914	$(104,826)	$167,431

	Three months ended
	March 31	June 30	September 30	December 31

	(in thousands)
2014
Total revenues	$311,249	$309,786	$308,006	$311,187
Total benefits and expenses	216,896	242,370	197,204	324,387
Income from operations before income taxes	94,353	67,416	110,802	(13,200)
Net income	$77,498	$57,431	$96,037	$19,801
Results for the fourth quarter of 2014 include a pre-tax expense of $9 million, of which $5 million related to the third quarter of 2014, related to an out-of-period adjustment recorded by the Company primarily due to additional DAC amortization related to the overstatement of reinsured reserves in prior periods.
 In 2015, the Company identified and recorded additional out of period adjustments of $5 million impacting the third quarter of 2014, primarily reflecting a benefit from the release of reserves related to certain variable annuities products with optional living benefit guarantees.
Management has evaluated the impact of all out-of-period adjustments in 2014 and 2015, both individually and in the aggregate, and concluded that they are not material to the current quarter or to any previously reported quarterly or annual financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Prudential Annuities Life Assurance Corporation:
In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Prudential Annuities Life Assurance Corporation (an indirect, wholly owned subsidiary of Prudential Financial, Inc.) at December 31, 2015 and December 31, 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 13 of the financial statements, the Company has entered into extensive transactions with affiliated entities.
/S/ PRICEWATERHOUSECOOPERS LLP
New York, New York
March 10, 2016

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) (1) Financial Statements of the Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B (Registrant) consisting of the Statement of Net Assets as of December 31, 2015; the Statement of Operations for the period ended December 31, 2015; the Statement of Changes in Net Assets for the periods ended December 31, 2015 and December 31, 2014, and Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(2) Financial Statements of Prudential Annuities Life Assurance Corporation (Depositor) consisting of the Statements of Financial Position as of December 31, 2015 and 2014; and the related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2015, 2014 and 2013; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1) Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account B filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(2) Not applicable. Prudential Annuities Life Assurance Corporation maintains custody of all assets.

(3) (a) Revised Principal Underwriting Agreement between Prudential Annuities Life Assurance Corporation and Prudential Annuities Distributors, Inc, filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 21, 2006.

(b) Specimen Revised Dealer Agreement filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 17, 2008.

(c) First Amendment to Principal Underwriting Agreement between Prudential Annuities Life Assurance Company ("Company"), and Prudential Annuities Distributors, Inc. ("Distributor"), filed via EDGAR with Post-Effective Amendment No. 49 to Registration Statement No. 333-96577, filed September 21, 2011.

(4) (a) Copy of the Form of Annuity filed via EDGAR with Pre-Effective

Amendment No. 1 to this Registration Statement No. 333-96577, filed

October 4, 2002.

(b) Copy of Highest Period Value Death Benefit Endorsement filed via EDGAR with Pre-Effective Amendment No. 1 to this Registration Statement No. 333-96577, filed October 4, 2002.

(c) Copy of Percentage of Growth Death Benefit Endorsement filed via EDGAR with Pre-Effective Amendment No. 1 to this Registration Statement No. 333-96577, filed October 4, 2002.

(d) Copy of Guaranteed Minimum Income Benefit filed via EDGAR with Post-Effective Amendment No. 2 to this Registration Statement No. 333-96577, filed August 6, 2003.

(e) Copy of Guaranteed Minimum Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 2 to this Registration Statement No. 333-96577, filed August 6, 2003.

(f) Copy of Rider for Combination 5% Roll-up and Highest Anniversary Value Death Benefit filed via EDGAR with Post-Effective Amendment No. 5 to Registration Statement No. 333-96577, filed April 20, 2004.

(g) Copy of Rider for Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 333-96577, filed November 16, 2004.

(h) Copy of Rider for Highest Daily Value Benefit filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 333-96577, filed November 16, 2004.

(i) Copy of Rider for Spousal Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 10 to Registration Statement No. 333-96577, filed November 16, 2005.

(j) Copy of Rider for Highest Daily Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 16 to Registration Statement No, 333-71654, filed October 6, 2006.

(k) Copy of Form of rider for Guaranteed Return Option Plus 2008 filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement No. 333-96577, filed December 18, 2007.

(l) Copy of Form of rider for Highest Daily Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement No. 333-96577, filed December 18, 2007.

(m) Copy of rider for Highest Daily Lifetime Seven filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement No. 333-96577, filed December 18, 2007.

(n) Copy of rider for Highest Daily Lifetime Seven with Lifetime Income Accelerator filed via EDGAR with Post-Effective Amendment No. 27 to Registration Statement No. 333-96577, filed May 1, 2008.

(o) Copy of rider for Highest Daily Lifetime Seven with Beneficiary Income Option filed via EDGAR with Post-Effective Amendment No. 27 to Registration Statement No. 333-96577, filed May 1, 2008.

(p) Highest Daily Lifetime 7 Plus Benefit Rider (RID-HD7 (2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(q) Highest Daily Lifetime 7 Plus Schedule Supplement (SCH-HD7(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(r) Highest Daily Lifetime Seven Benefit Schedule Supplement (SCH-HD7(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(s) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit Rider (RID-HD7-DB(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(t) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule Supplement (SCH-HD7-DB(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(u) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit Rider (RID-HD7-LIA(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(v) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Schedule Supplement (SCH-HD7-LIA(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(w) Highest Daily Lifetime Seven with Beneficiary Income option Schedule supplement (SCH-HD7-DB(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(x) Highest Daily Lifetime Seven with Lifetime Income Accelerator Schedule supplement (SCH-HD7-LIA(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(y) Schedule supplement Highest Daily Lifetime Five Benefit (SCH-HDLT5(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(z) Beneficiary Annuity Endorsement (END-BENE(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(aa) Beneficiary IRA Endorsement (END-IRABEN(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(ab) Beneficiary Roth IRA Endorsement (END-ROTHBEN(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(ac) Highest Daily Lifetime 6 Plus Rider (RID-HD6-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(ad) Highest Daily Lifetime 6 Plus schedule (SCH-HD6-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(ae) Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (RID-HD6-LIA-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(af) Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule (SCH-HD6-LIA-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(ag) GRO II Benefit rider (RID-GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(ah) GRO II Benefit schedule (SCH-GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(ai) Highest Daily GRO II Benefit rider (RID-HD GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(aj) Highest Daily GRO II Benefit SCHEDULE (SCH-HD GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(ak) Highest Daily GRO CAP Benefit SCHEDULE (SCH-HDGROCAP-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(al) GRO Plus 2008 Benefit SCHEDULE (SCH-GROCAP-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(am) HDGRO (SCH-HDGRO-11-09/8-10) filed via EDGAR with Post-Effective Amendment No. 46 to Registration Statement No. 333-96577, filed July 1, 2010.

(an) HD GRO 90% Cap (SCH-HDGROCAP-11-09/8-10) filed via EDGAR with Post-Effective Amendment No. 46 to Registration Statement No. 333-96577, filed July 1, 2010.

(ao) Amendatory Tax Endorsement filed via EDGAR with Post-Effective Amendment No. 55 to Registration Statement No. 333-96577, filed April 15, 2013.

(ap) END-REDOM-ANN (09/13), filed via EDGAR with Post-Effective Amendment No. 56 to Registration Statement No. 333-96577, filed August 30, 2013.

(5) A copy of the application form used with the Annuity filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

6 (a) Copy of the amended certificate of incorporation of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, filed March 14, 2008.

(b) Articles of Domestication of Prudential Annuities Life Assurance Corporation, effective August 31, 2013. Filed via EDGAR with Post-Effective Amendment No. 56 to Registration Statement No. 333-96577, filed August 30, 2013.

(c) Copy of the amended and restated By-Laws of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, filed March 14, 2008.

(d) Amended and Restated By-Laws of Prudential Annuities Life Assurance Corporation, effective August 30, 2013. Filed via EDGAR with Post-Effective Amendment No. 56 to Registration Statement No. 333-96577, filed August 30, 2013.

(7) Annuity Reinsurance Agreements between Depositor and:

(a) Pruco Reinsurance Ltd. for GRO benefit filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(b) The Prudential Insurance Company of America for GMWB filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(c) The Prudential Insurance Company of America for Lifetime Five Withdrawal Benefit filed via EDGAR with post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(d) Pruco Reinsurance Ltd for Lifetime Five Withdrawal Benefit filed via EDGAR with post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(e) Pruco Reinsurance Ltd. for Spousal Lifetime Five Optional Living Benefit filed via EDGAR with post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(f) Pruco Reinsurance Ltd. for Highest Daily Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No. 20 to this Registration Statement No. 333-96577, filed April 20, 2007.

(g) Pruco Reinsurance Ltd for GRO Amendment No. 1 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(h) Pruco Reinsurance Ltd for GRO Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(i) Pruco Reinsurance Ltd for Lifetime Five Amendment No. 1 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(j) Pruco Reinsurance Ltd for Highest Daily Lifetime Five Amendment No. 1 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(k) Pruco Reinsurance Ltd for Highest Daily Lifetime Five Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(l) Pruco Reinsurance Ltd for GRO Plus filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(m) Pruco Reinsurance Ltd for Highest Daily Lifetime Seven filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(n) Pruco Reinsurance Ltd for Highest Daily GRO filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(o) Pruco Reinsurance Ltd for Highest Daily Lifetime 7 Plus filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(p) Pruco Reinsurance Ltd for Highest Daily Lifetime 6 Plus filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(8) Agreements between Depositor and:

(a) Advanced Series Trust filed via EDGAR with Post-Effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997.

(b) First Defined Portfolio Fund LLC filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-86866, filed April 26, 2000.

(c) Evergreen Variable Annuity Trust filed via EDGAR with Post-Effective Amendment No. 9 to this Registration Statement No. 33-87010, filed April 26, 2000.

(d) INVESCO Variable Investment Funds, Inc. filed via EDGAR with Post-Effective Amendment No. 9 to this Registration Statement No. 33-87010, filed April 26, 2000.

(e) ProFunds VP filed via EDGAR with Post-Effective Amendment No. 9 to this Registration Statement No. 33-87010, filed April 26, 2000.

(f) Wells Fargo Variable Trust filed via EDGAR with Initial Registration to this Registration Statement No. 333-49478, filed November 7, 2000.

(g) Prudential Series Fund, Inc. filed via EDGAR with Post-Effective Amendment No. 15 to Registration Statement No. 33-87010, filed April 26, 2001.

(h) Revised Nationwide Variable Investment Trust filed via EDGAR with Post-Effective Amendment No. 20 to this Registration Statement No. 333-96577, filed April 20, 2007.

(i) A I M Variable Insurance Funds filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(j) ProFunds VP Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(k) Rule 22c-2 Agreement via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(l) Notice re change of Depositor name to Prudential Annuities Life Assurance Corporation. Filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 17, 2008.

(m) Franklin Templeton Variable Insurance Products Trust filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement No. 333-96577 Filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 17, 2008.

(n) Amendment to Fund Participation Agreement, filed via EDGAR to Post-Effective Amendment No. 55 to Registration Statement No. 333-96577, filed April 15, 2013.

(9) Opinion and Consent of Counsel filed via EDGAR with Post-Effective Amendment 5 to this Registration Statement, filed April 20, 2004.

(10) Written Consent Independent Registered Public Accounting Firm. (Filed Herewith)

(11) Not applicable.

(12) Not applicable.

(13)(a) Power of Attorney for Yanela C. Frias. (Filed herewith)

(13)(b) Power of Attorney for George M. Gannon. (Filed herewith)

(13)(c) Power of Attorney for Bernard J. Jacob. (Filed herewith)

(13)(d) Power of Attorney for Richard F. Lambert. (Filed herewith)

(13)(e) Power of Attorney for Lori D. Fouché. (Filed herewith)

(13)(f) Power of Attorney for Kenneth Y. Tanji. (Filed herewith)

(13)(g) Power of Attorney for Arthur W. Wallace. (Filed herewith)

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President
Suzy J. Domenick 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President
Lori D. Fouché One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer and Director
Yanela C. Frias 213 Washington Street Newark, New Jersey 07102-2917	Director, Chief Financial Officer, and Executive Vice President
George M. Gannon 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Senior Vice President and Director
Bernard J. Jacob 751 Broad Street Newark, New Jersey 07102-3714	Director
Richard F. Lambert 751 Broad Street Newark, New Jersey 07102-3714	Director
Michael Long 655 Broad Street Newark, New Jersey 07102-4410	Senior Vice President
Steven P. Marenakos One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President

Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President, Chief Legal Officer, and Corporate Secretary
Kenneth Y. Tanji 751 Broad Street Newark, New Jersey 07102-3714	Director and Treasurer
Arthur W. Wallace One Corporate Drive Shelton, Connecticut 06484-6208	Director, Senior Vice President and Chief Actuary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR

REGISTRANT:

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco

Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 19, 2016, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2016, there were 54,147Qualified contract owners and 18,792Non-Qualified contract owners.

ITEM 28. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Prudential Annuities Life Assurance Corporation ("Prudential Annuities"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Prudential Annuities’ By-law, Article VI, which relates to indemnification of officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

Rodney R. Allain One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director

Rodney Branch One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Wayne Chopus One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Yanela C. Frias 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Steven P. Marenakos One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Chief Operating Officer and Vice President
Richard J. Hoffman 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Secretary and Chief Legal Officer
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Andrew A. Morawiec One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
William D. Wilcox 280 Trumbull Street Hartford, Connecticut 06103-3509	Vice President
Richard W. Kinville 751 Broad Street Newark, New Jersey 07102-3714	AML Officer

ITEM 29. PRINCIPAL UNDERWRITERS:

(c) Commissions received by PAD during 2015 with respect to all individual annuities issued by PALAC.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$142,737,382.52	$-0-	$-0-	$-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS:

Accounts and records are maintained by PALAC at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

None.

ITEM 32. UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b) Registrant undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d) Prudential Annuities Life Assurance Corporation (“Depositor”) hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Annuities Life Assurance Corporation.

(e) With respect to the restrictions on withdrawals for Texas Optional Retirement Programs and Section 403(b) plans, we are relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under Section 403(b) of the Code, the requirements of which have been complied with by us; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by us.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 20th day of April 2016.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

REGISTRANT

BY: PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

DEPOSITOR

/s/ Lori D. Fouché*

-------------------------------

Lori D. Fouché

President and Chief Executive Officer

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

DEPOSITOR

By: /s/ Lori D. Fouché*

------------------------------

Lori D. Fouché

President and Chief Executive Officer

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ Lori D. Fouché* Lori D. Fouché	Director, President and Chief Executive Officer	April 20, 2016
Yanela C. Frias* Yanela C. Frias	Chief Financial Officer, Executive Vice President and Director (Chief Accounting Officer)	April 20, 2016
George M. Gannon* George M. Gannon	Director	April 20, 2016
Kenneth Y. Tanji* Kenneth Y. Tanji	Director	April 20, 2016
Bernard J. Jacob* Bernard J. Jacob	Director	April 20, 2016
Richard F. Lambert* Richard F. Lambert	Director	April 20, 2016
Arthur W. Wallace* Arthur W. Wallace	Director	April 20, 2016

By: /s/ William J. Evers

------------------------------

William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

(10) Written Consent of Independent Registered Public Accounting Firm.

(13)(a) Power of Attorney for Yanela C. Frias

(13)(b) Power of Attorney for George M. Gannon

(13)(c) Power of Attorney for Bernard J. Jacob

(13)(d) Power of Attorney for Richard F. Lambert

(13)(e) Power of Attorney for Lori D. Fouché

(13)(f) Power of Attorney for Kenneth Y. Tanji

(13)(g) Power of Attorney for Arthur W. Wallace